UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2021 through February 28, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.)

A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder report.

Annual Report

J.P. Morgan Municipal Bond Funds

February 28, 2022

JPMorgan California Tax Free Bond Fund

JPMorgan High Yield Municipal Fund

JPMorgan Intermediate Tax Free Bond Fund

JPMorgan New York Tax Free Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Sustainable Municipal Income Fund

JPMorgan Tax Free Bond Fund

JPMorgan Ultra-Short Municipal Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

April 5, 2022 (Unaudited)

Dear Shareholders,

While the economic rebound and recovery from the depths of the pandemic continued through 2021 and into 2022, the emergence of coronavirus variants and the military conflict in Ukraine stoked increased volatility in financial markets. While U.S. corporate profits remained at record highs throughout the period, accelerating inflation consumed a growing portion of those earnings during the twelve months ended February 28, 2022.

“Regardless of the path of the economy, we believe investors may benefit most from a diversified portfolio and a long-term approach.” — Andrea L. Lisher

Equity markets in the U.S. and other developed markets generated strong returns for investors during the period, while bond markets brought mixed returns amid low interest rates and rising inflation. Notably, the U.S. real estate sector boomed during the period amid low mortgage rates, rising consumer wealth and limited housing supply. More broadly, growth in jobs, wages and strong consumer spending largely continued despite renewed social restrictions in response to the emergence of the Omicron variant of COVID-19 toward the end of the period.

Globally, energy prices generally rose in 2021 amid surging demand and supply chain bottlenecks and have since spiked higher amid the conflict in Ukraine. Russia’s military invasion and the financial and trade sanctions imposed on Russia by an alliance of developed and emerging market nations have fed investor uncertainty and weighed on global financial markets.

In the months ahead, economists generally expect that the U.S. economy is likely to maintain its growth momentum given expectations that the pandemic will recede and consumers will continue to spend amid a boom in household wealth. Meanwhile, the U.S. Federal Reserve, which responded to tight labor markets, rising wages and accelerating inflation by raising interest rates in mid-March for the first time since December 2018, has signaled its intent to raise rates six more times in 2022. The timing and magnitude of further interest rate increases and the duration and scope of the conflict in Ukraine are likely to remain key factors in the performance of the global economy and financial markets in the year ahead.

Regardless of the path of the economy, we believe investors may benefit most from a diversified portfolio and a long-term approach. Meanwhile, J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	1

J.P. Morgan Municipal Bond Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

Bond markets largely underperformed equity markets during the period amid low interest rates and a year-long rally in U.S. equities. Within fixed income markets, high yield bonds (also called “junk bonds”) lower quality investment grade bonds provided slim but positive returns, while municipal bonds, investment grade corporate bonds and U.S. Treasury bonds had a mixed performance.

Throughout the period, the U.S. Federal Reserve (the “Fed”) maintained its ultra-low interest rate policy and continued monthly asset purchases under its quantitative easing program. However, as inflation accelerated through the second half of the year, the Fed signaled it would begin to taper off its asset purchases by the end of 2021 and consider raising interest rates in 2022. Subsequent to the end of the reporting period, the Fed raised its policy interest rate by 0.25% on March 16, the first increase since December 2018, and stated its intention to aggressively raise rates further in 2022.) Overall, real interest rates generally fell in the first half of the period and rose in the second half as the U.S. economic rebound from 2020 accelerated.

The municipal bond market outperformed other fixed income sectors amid improving fundamentals, supportive technical factors in financial markets and investor expectation for higher tax rates. Credit quality in the municipal bond market stabilized as surging economic growth, combined with three large federal stimulus programs, boosted state and city revenues. Municipalities built record high fiscal reserves, made significant contributions to their pension funds and supplemented budgets with federal stimulus funds. During the period, credit ratings largely moved into an upgrade cycle and municipal defaults remained low.

For the twelve month period, the Bloomberg U.S. Aggregate Index returned -2.64% and the Bloomberg U.S. Municipal Index returned -0.66%.

2	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

JPMorgan California Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(1.90)%
Bloomberg LB California 1–17 Year Muni Index (formerly known as Bloomberg Barclays LB California 1-17 Year Muni Index)	(1.28)%

Net Assets as of 2/28/2022 (In Thousands)	$386,354
Duration as of 2/28/2022	4.6 Years

INVESTMENT OBJECTIVE**

The JPMorgan California Tax Free Bond Fund (the “Fund”) seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2022, the Fund’s Class I Shares underperformed the Bloomberg LB California 1-17 Year Muni Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s allocations to the general obligation and leasing sectors, which had longer durations relative to the benchmark, were leading detractors from performance as rates rose over the period. Generally, bonds with longer duration will experience a greater decrease in price compared with shorter duration bonds when interest rates rise. The Fund’s allocation to single-A rated bonds and its overweight positions in the hospitals and transportation, particularly airports, and tobacco industry-settlement revenue sectors also detracted from relative performance.

The Fund’s allocations to the special tax sector, which had a shorter relative duration, together with its overweight allocation to the water & sewer sector and its underweight allocation to AA rated bonds were leading contributors to performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers preferred to invest in issuances from large, highly rated state and local municipalities. Among revenue bond sectors, the portfolio managers preferred essential service sectors, including water & sewer. Fund positioning is generally a result of security structure, duration, credit quality and the unique characteristics of the California municipal bond market.

CREDIT QUALITY ALLOCATIONS AS OF FEBRUARY 28, 2022	PERCENT OF TOTAL INVESTMENTS
AAA	19.5%
AA	61.7
A	16.7
BBB	1.1
NR	1.0

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard & Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	3

JPMorgan California Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge*		(5.72)%	1.10%	1.60%
Without Sales Charge		(2.05)	1.88	1.99
CLASS C SHARES	February 19, 2005
With CDSC**		(3.47)	1.38	1.59
Without CDSC		(2.47)	1.38	1.59
CLASS I SHARES	December 23, 1996	(1.90)	1.99	2.10
CLASS R6 SHARES	October 1, 2018	(1.80)	2.06	2.13

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/12 TO 2/28/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan California Tax Free Bond Fund and the Bloomberg LB California 1-17 Year Muni Index from February 29, 2012 to February 28, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg LB California 1-17 Year Muni Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The

Bloomberg LB California 1-17 Year Muni Index represents the performance of California municipal bonds with maturities from 1 to 17 years.

Capital gain distributions are subject to Federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

JPMorgan High Yield Municipal Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.50%
Bloomberg U.S. Municipal Index (formerly known as Bloomberg Barclays U.S. Municipal Index)	(0.66)%
Bloomberg High Yield Municipal Bond Index (formerly known as Bloomberg Barclays High Yield Municipal Bond Index)	3.46%

Net Assets as of 2/28/2022 (In Thousands)	$492,636
Duration as of 2/28/2022	7.0 Years

INVESTMENT OBJECTIVE**

The JPMorgan High Yield Municipal Fund (the “Fund”) seeks a high level of current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2022, the Fund’s Class I Shares outperformed the Bloomberg U.S. Municipal Index (the “Benchmark”) and underperformed the Bloomberg High Yield Municipal Bond Index.

Relative to the Benchmark, the Fund’s overweight allocations to bonds rated BBB and BB were leading contributors to performance. The Fund’s longer duration relative to the Benchmark also helped performance. Generally, bonds with longer duration will experience a larger increase in price relative to shorter duration bonds when interest rates fall. The Fund’s overweight allocation to the education sector, its underweight allocation to the pre-refunded sector and its out-of-Benchmark allocation to the retirement care sector also helped relative performance.

The Fund’s underweight allocations to the transportation sector and bonds issued by Illinois and New York State were leading detractors from performance.

HOW WAS THE FUND POSITIONED?

During the period, the Fund’s assets were invested in municipal bonds, with a small allocation to loan assignments. At the end of the reporting period, the Fund’s duration was 7.0 years compared with 5.2 years for the Benchmark.

CREDIT QUALITY ALLOCATIONS AS OF FEBRUARY 28, 2022	PERCENT OF TOTAL INVESTMENTS
AAA	0.5%
AA	8.9
A	10.8
BBB	24.5
BB	17.7
B	0.1
CCC	1.2
NR	36.3

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard & Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	5

JPMorgan High Yield Municipal Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 17, 2007
With Sales Charge*		(2.42)%	3.14%	2.84%
Without Sales Charge		1.39	3.92	3.23
CLASS C SHARES	September 17, 2007
With CDSC**		(0.11)	3.40	2.82
Without CDSC		0.89	3.40	2.82
CLASS I SHARES	September 17, 2007	1.50	4.03	3.35
CLASS R6 SHARES	November 1, 2018	1.60	4.10	3.38

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/12 TO 2/28/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2018, the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan High Yield Municipal Fund, the Bloomberg U.S. Municipal Index and the Bloomberg High Yield Municipal Bond Index from February 29, 2012 to February 28, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. Municipal Index and the Bloomberg High Yield Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The Bloomberg U.S. Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Bloomberg High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

JPMorgan Intermediate Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

REPORTING PERIOD RETURN
Fund (Class I Shares)*	(1.06)%
Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index (formerly known as Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index)	(1.12)%

Net Assets as of 2/28/2022 (In Thousands)	$4,514,888
Duration as of 2/28/2022	4.6 Years

INVESTMENT OBJECTIVE**

The JPMorgan Intermediate Tax Free Bond Fund (the “Fund”) seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal tax purposes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2022, the Fund’s Class I Shares outperformed the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s underweight allocations to bonds rated AA and higher and its overweight allocations to bonds rated single-A and lower, as well as its out-of-Benchmark allocation to below-investment-grade credit, were leading contributors to performance. The Fund’s overweight allocations to the special tax, hospital and retirement care sectors also helped relative performance.

The Fund’s overweight allocations to the industrial development revenue/pollution control revenue and local general obligation sectors, and its underweight allocation to the transportation sector were leading detractors from relative performance.

HOW WAS THE FUND POSITIONED?

During the period, the Fund’s portfolio managers employed a bottom-up, security selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk.

CREDIT QUALITY ALLOCATIONS AS OF FEBRUARY 28, 2022	PERCENT OF TOTAL INVESTMENTS
AAA	13.0%
AA	43.9
A	26.3
BBB	9.4
BB	1.6
B	0.1
CCC	0.8
NR	4.9

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard & Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	7

JPMorgan Intermediate Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 31, 2003
With Sales Charge*		(4.96)%	1.43%	1.52%
Without Sales Charge		(1.29)	2.21	1.91
CLASS C SHARES	December 31, 2003
With CDSC**		(2.77)	1.66	1.41
Without CDSC		(1.77)	1.66	1.41
CLASS I SHARES	September 10, 2001	(1.06)	2.47	2.17
CLASS R6 SHARES	November 6, 2017	(0.96)	2.56	2.21

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/12 TO 2/28/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intermediate Tax Free Bond Fund and the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index from February 29, 2012 to February 28, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. 1-15 Year Blend

(1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years.

Capital gain distributions are subject to Federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

JPMorgan New York Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(1.55)%
Bloomberg New York Intermediate (1–17 Year) Maturities Index (formerly known as Bloomberg Barclays New York Intermediate (1–17 Year) Maturities Index)	(0.89)%

Net Assets as of 2/28/2022 (In Thousands)	$373,482
Duration as of 2/28/2022	4.0 Years

INVESTMENT OBJECTIVE**

The JPMorgan New York Tax Free Bond Fund (the “Fund”) seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2022, the Fund’s Class A Shares underperformed the Bloomberg New York Intermediate (1-17 year) Maturities Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s allocations to the local general obligation and electric sectors, which generally had longer durations relative to benchmark, were leading detractors from performance. Generally, bonds with longer duration will experience a greater decrease in price compared with shorter duration bonds when interest rates rise.

The Fund’s allocations to the education, leasing and hospitals sectors, which had shorter relative durations, and its allocation to single-A rated bonds, were leading contributors to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers preferred to invest in issuances from large, highly rated state and local municipalities. Among revenue bond sectors, the Fund preferred essential service sectors. Fund positioning is generally a result of security structure, duration, credit quality and the unique characteristics of the New York State municipal bond market.

CREDIT QUALITY ALLOCATIONS AS OF FEBRUARY 28, 2022	PERCENT OF TOTAL INVESTMENTS
AAA	15.2%
AA	57.3
A	20.0
BBB	6.2
NR	1.3

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard & Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	9

JPMorgan New York Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 16, 2001
With Sales Charge*		(5.24)%	1.03%	1.31%
Without Sales Charge		(1.55)	1.81	1.69
CLASS C SHARES	January 31, 2003
With CDSC**		(3.05)	1.30	1.20
Without CDSC		(2.05)	1.30	1.20
CLASS I SHARES	September 10, 2001	(1.16)	2.09	1.95
CLASS R6 SHARES	October 1, 2018	(1.20)	2.13	1.97

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/12 TO 2/28/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan New York Tax Free Bond Fund and the Bloomberg New York Intermediate (1–17 Year) Maturities Index from February 29, 2012 to February 28, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg New York Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg New York Competitive Intermediate

(1–17 Year) Maturities Index represents the performance of New York municipal bonds with maturities from 1 to 17 years.

Capital gain distributions are subject to Federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $10,000 minimum initial investment and carry a 3.75% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(1.96)%
Bloomberg U.S. 1-5 Year Blend (1-6) Municipal Bond Index (formerly known as Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index)	(1.35)%

Net Assets as of 2/28/2022 (In Thousands)	$1,553,844
Duration as of 2/28/2022	3.4 Years

INVESTMENT OBJECTIVE**

The JPMorgan Short-Intermediate Municipal Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For twelve months ended February 28, 2022, the Fund underperformed the Bloomberg U.S. 1-5 Year Blend (1-6) Municipal Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s longer duration was a leading detractor from performance as interest rates rose during the period. Generally, bonds of longer duration will experience a greater decrease in price compared with shorter duration bonds when interest rates rise. The Fund’s overweight allocations to the leasing and local general obligation bonds sectors, as well as its underweight allocation to the electric sector also detracted from relative performance. The Fund’s underweight allocations to New York State and Texas bonds also hurt performance.

The Fund’s underweight allocations to the bonds rated AA and higher and its overweight allocations to bonds rated single-A and lower were leading contributors to relative performance. The Fund’s underweight allocations to the water & sewer, industrial development revenue/pollution control revenue and pre-refunded bonds sectors also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

During the period, the Fund employed a bottom-up, security selection-based investment approach. The Fund’s portfolio managers sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk while maintaining the Fund’s bias toward higher quality issuances.

CREDIT QUALITY ALLOCATIONS AS OF FEBRUARY 28, 2022	PERCENT OF TOTAL INVESTMENTS
AAA	14.9%
AA	50.3
A	24.8
BBB	8.0
BB	0.4
NR	1.6

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard & Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	11

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 4, 1998
With Sales Charge*		(4.18)%	0.79%	0.64%
Without Sales Charge		(1.96)	1.25	0.87
CLASS C SHARES	November 1, 2001
With CDSC**		(3.45)	0.75	0.45
Without CDSC		(2.45)	0.75	0.45
CLASS I SHARES	June 19, 2009	(1.51)	1.71	1.34
CLASS R6 SHARES	October 1, 2018	(1.37)	1.75	1.36

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/12 TO 2/28/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Short-Intermediate Municipal Bond Fund and the Bloomberg U.S. 1-5 Year Blend (1-6) Municipal Bond Index from February 29, 2012 to February 28, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. 1-5 Year Blend (1-6) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. 1-5 Year Blend (1-6) Municipal Bond Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities of 1–5.999 years. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 2.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

JPMorgan Sustainable Municipal Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(0.92)%
Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index (formerly known as Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index)	(1.12)%

Net Assets as of 2/28/2022 (In Thousands)	$312,919
Duration as of 2/28/2022	4.9 Years

INVESTMENT OBJECTIVE**

The JPMorgan Sustainable Municipal Income Fund (the “Fund”) seeks current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2022, the Fund’s Class I Shares outperformed the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s underweight allocations to bonds rated AA and higher and its overweight allocations to bonds rated single-A and lower were leading contributors to performance. The Fund’s out-of-Benchmark allocation to below-investment-grade credit, its security selection in the housing and leasing sectors and its underweight allocation to pre-refunded bonds also contributed to relative performance.

The Fund’s underweight allocation to the state general obligation and transportation sectors were leading detractors from relative performance. The Fund’s underweight allocation to New York State bonds also detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to emphasize higher yielding sectors, particularly the housing sector. At the end of the period, the Fund’s duration was 4.9 years and the Benchmark’s was 4.2 years.

CREDIT QUALITY ALLOCATIONS AS OF FEBRUARY 28, 2022	PERCENT OF TOTAL INVESTMENTS
AAA	14.5%
AA	42.2
A	18.7
BBB	14.6
BB	2.6
NR	7.4

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard & Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	13

JPMorgan Sustainable Municipal Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 23, 1993
With Sales Charge*		(4.89)%	1.44%	1.79%
Without Sales Charge		(1.16)	2.22	2.18
CLASS C SHARES	November 4, 1997
With CDSC**		(2.82)	1.63	1.72
Without CDSC		(1.82)	1.63	1.72
CLASS I SHARES	February 9, 1993	(0.92)	2.47	2.43
CLASS R6 SHARES	November 6, 2017	(0.82)	2.56	2.48

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/12 TO 2/28/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Sustainable Municipal Income Fund and the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index from February 29, 2012 to February 28, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. 1-15 Year Blend

(1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(0.40)%
Bloomberg U.S. Municipal Index (formerly known as Bloomberg Barclays U.S. Municipal Index)	(0.66)%

Net Assets as of 2/28/2022 (In Thousands)	$669,952
Duration as of 2/28/2022	6.3 Years

INVESTMENT OBJECTIVE**

The JPMorgan Tax Free Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2022, the Fund outperformed the Bloomberg U.S. Municipal Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s overweight allocations to bonds rated single-A and lower and its underweight allocations to bonds rated AA and higher were leading contributors to performance. The Fund’s out-of-Benchmark allocation to below-investment-grade credit, its underweight allocation to general obligation bonds and its overweight allocations to the hospitals and retirement care sectors also contributed to relative performance.

The Fund’s overweight allocations to the industrial development revenue/pollution control revenue and leasing sectors were leading detractors from performance relative to the Benchmark. The Fund’s underweight allocations to New York State bonds and its overweight to Colorado bonds also hurt relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to employ a bottom-up, security selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk.

CREDIT QUALITY ALLOCATIONS AS OF FEBRUARY 28, 2022	PERCENT OF TOTAL INVESTMENTS
AAA	10.0%
AA	38.7
A	25.0
BBB	18.3
BB	2.1
B	0.4
CCC	0.5
NR	5.0

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard & Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	15

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 1, 1988
With Sales Charge*		(4.17)%	2.35%	2.66%
Without Sales Charge		(0.40)	3.13	3.06
CLASS C SHARES	July 1, 2008
With CDSC**		(1.99)	2.52	2.53
Without CDSC		(0.99)	2.52	2.53
CLASS I SHARES	February 1, 1995	(0.27)	3.35	3.26
CLASS R6 SHARES	October 1, 2018	(0.22)	3.39	3.28

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/12 TO 2/28/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund and the Bloomberg U.S. Municipal Index from February 29, 2012 to February 28, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Bloomberg U.S. Municipal Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

JPMorgan Ultra-Short Municipal Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(0.53)%
Bloomberg 1 Year Municipal Bond Index (formerly known as Bloomberg Barclays 1 Year Municipal Bond Index)	(0.61)%

Net Assets as of 2/28/2022 (In Thousands)	$4,056,701
Duration as of 2/28/2022	0.9 Years

INVESTMENT OBJECTIVE**

The JPMorgan Ultra-Short Municipal Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2022, the Fund outperformed the Bloomberg 1 Year Municipal Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s shorter duration was a leading contributor to performance as interest rates rose during the period. Generally, bonds with shorter duration will experience a smaller price decrease compared with longer duration bonds when interest rates rise. The Fund’s underweight allocations to bonds rated AA and higher and its overweight position in the hospital and housing sectors also contributed to relative performance. The Fund’s out-of-Benchmark allocation to variable rate demand notes also helped relative performance.

The Fund’s underweight allocation to the transportation sector and its overweight allocation to the industrial development revenue/pollution control revenue sector were leading detractors from relative performance. The Fund’s underweight allocation to bonds rated BBB also detracted from relative performance.

HOW WAS THE FUND POSITIONED?

During the period, the Fund sought to maintain an average weighted maturity of two years or less, and the Fund’s investment adviser used a risk/reward analysis to identify investments that it believed would perform well over market cycles.

CREDIT QUALITY ALLOCATIONS AS OF FEBRUARY 28, 2022	PERCENT OF TOTAL INVESTMENTS
AAA	13.3%
AA	31.5
A	21.2
BBB	6.6
BB	0.3
NR	27.1

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard & Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	17

JPMorgan Ultra-Short Municipal Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2022
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES*	May 31, 2016	(0.83)%	0.60%	0.62%
CLASS I SHARES	May 31, 2016	(0.53)	0.83	0.83

*	Performance of Class A Shares reflects no initial sales charge. Prior to September 15, 2020, the maximum initial sales charge applicable to Class A Shares was 2.25%, which is not reflected in the performance shown in the table above.

LIFE OF FUND PERFORMANCE (5/31/16 TO 2/28/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Ultra-Short Municipal Fund and the Bloomberg 1 Year Municipal Bond Index from May 31, 2016 to February 28, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg 1 Year Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The Bloomberg 1 Year Municipal Bond Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on May 31, 2016 until August 31, 2016, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 97.1% (a)

California — 97.1%

Certificate of Participation/Lease — 0.3%

City of Livermore Series 2020B, COP, 4.00%, 10/1/2028	885	1,015

Education — 4.8%

California Educational Facilities Authority, Art Centre College of Design Series 2022A, Rev., 5.00%, 12/1/2028	210	249

Series 2022A, Rev., 5.00%, 12/1/2031	450	556

Series 2022A, Rev., 5.00%, 12/1/2032	275	338

California Educational Facilities Authority, Pomona College, Capital Appreciation Series A, Rev., Zero Coupon, 7/1/2026	2,000	1,865

California Educational Facilities Authority, Stanford University Series T-5, Rev., 5.00%, 3/15/2023	1,500	1,564

Series U-2, Rev., 5.00%, 10/1/2032	1,500	1,984

California Infrastructure and Economic Development Bank, Academy of Motion Picture Arts and Sciences Obligated Group Series 2020A, Rev., 5.00%, 11/1/2030	3,390	4,283

University of California

Series 2014AM, Rev., 5.00%, 5/15/2028	1,500	1,621

Series 2016AR, Rev., 5.00%, 5/15/2035	1,500	1,705

Series 2020BE, Rev., 5.00%, 5/15/2035	2,000	2,486

University of California, Limited Project Series O, Rev., 5.00%, 5/15/2034	1,500	1,794

		18,445

General Obligation — 32.7%

Allan Hancock Joint Community College District GO, 5.00%, 8/1/2030	1,250	1,356

Calexico Unified School District

GO, 5.00%, 8/1/2027	115	135

GO, 5.00%, 8/1/2028	175	210

GO, 5.00%, 8/1/2031	385	485

Chaffey Joint Union High School District

Series F, GO, Zero Coupon, 2/1/2033	230	175

Series F, GO, Zero Coupon, 2/1/2034	545	403

City and County of San Francisco

Series 2020-R1, GO, 5.00%, 6/15/2029	2,000	2,427

Series 2020-R1, GO, 5.00%, 6/15/2030	2,500	3,035

City and County of San Francisco, Transportation and Road Improvement Series 2020B, GO, 2.00%, 6/15/2029	2,500	2,531

City of San Jose, Disaster Preparedness, Public Safety and Infrastructure

Series 2019A-1, GO, 5.00%, 9/1/2036	1,500	1,832

Series 2019A-1, GO, 5.00%, 9/1/2038	2,710	3,301

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Coast Community College District, Election of 2002 Series 2006B, GO, AGM, Zero Coupon, 8/1/2030	2,000	1,666

County of Los Angeles, Beverly Hills Unified School District, Election of 2008, Capital Appreciation GO, Zero Coupon, 8/1/2023	1,500	1,478

East Side Union High School District Series B, GO, NATL-RE, 5.25%, 2/1/2026	2,000	2,238

Escondido Union High School District, Election of 2008

Series A, GO, AGC, Zero Coupon, 8/1/2025	1,500	1,418

Series A, GO, AGC, Zero Coupon, 8/1/2029	1,000	857

Evergreen School District Series B, GO, AGC, Zero Coupon, 8/1/2024	1,915	1,850

Los Angeles Unified School District, Dedicated Unlimited Ad Valorem Property Tax

Series 2019A, GO, 5.00%, 7/1/2023	2,550	2,686

Series 2021A, GO, 5.00%, 7/1/2028	1,500	1,808

Series 2019A, GO, 5.00%, 7/1/2032	1,500	1,839

Manhattan Beach Unified School District, Election of 2008 Series 2009A, GO, Zero Coupon, 9/1/2031	2,335	1,904

Marin Healthcare District, Election of 2013

Series 2017A, GO, 5.00%, 8/1/2032	965	1,138

Menlo Park City School District, Capital Appreciation

GO, Zero Coupon, 7/1/2031	500	372

GO, Zero Coupon, 7/1/2032	880	625

Mount Diablo Unified School District, Election of 2010 Series 2012E, GO, 5.00%, 8/1/2026	1,210	1,232

Mount San Antonio Community College District, Election of 2008 Series 2013A, GO, Zero Coupon, 8/1/2023	3,205	2,092

Mountain View-Whisman School District, Election of 2020 Series A, GO, 4.00%, 9/1/2022	700	712

Murrieta Valley Unified School District GO, AGM, Zero Coupon, 9/1/2024	1,000	965

Napa Valley Community College District, Election of 2002 Series B, GO, NATL-RE, Zero Coupon, 8/1/2026	1,215	1,123

Napa Valley Unified School District, Election of 2006 Series 2010A, GO, Zero Coupon, 8/1/2027	2,000	1,798

Newport Mesa Unified School District, Election of 2005 Series 2007, GO, NATL-RE, Zero Coupon, 8/1/2030	4,500	3,793

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	19

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Palo Alto Unified School District, Election of 2008

GO, Zero Coupon, 8/1/2022	1,500	1,496

GO, Zero Coupon, 8/1/2025	1,015	966

GO, Zero Coupon, 8/1/2026	1,790	1,672

GO, Zero Coupon, 8/1/2027	2,360	2,158

San Diego Community College District, Election of 2002 GO, Zero Coupon, 8/1/2035	1,500	1,105

San Diego Unified School District, Election of 1998

Series 1998C-2, GO, AGM, 5.50%, 7/1/2024	2,010	2,208

Series F-1, GO, AGM, 5.25%, 7/1/2028	2,500	3,055

San Francisco Bay Area Rapid Transit District, Election of 2004

Series D, GO, 5.00%, 8/1/2032	2,000	2,233

Series 2019F-1, GO, 5.00%, 8/1/2035	3,000	3,723

San Jose Unified School District, Election of 2002

Series C, GO, NATL-RE, Zero Coupon, 8/1/2025	2,000	1,901

Series C, GO, NATL-RE, Zero Coupon, 8/1/2029	1,500	1,301

Series C, GO, NATL-RE, Zero Coupon, 6/1/2031	3,035	2,504

San Juan Unified School District GO, AGM, Zero Coupon, 8/1/2024	1,750	1,691

San Mateo County Community College District, Election of 2001 Series 2005B, GO, NATL-RE, Zero Coupon, 9/1/2027	1,130	1,031

San Mateo County Community College District, Election of 2005

Series A, GO, NATL-RE, Zero Coupon, 9/1/2024	1,400	1,353

Series B, GO, NATL-RE, Zero Coupon, 9/1/2026	2,000	1,864

Series A, GO, NATL-RE, Zero Coupon, 9/1/2029	2,000	1,740

Series B, GO, NATL-RE, Zero Coupon, 9/1/2034	1,000	759

San Mateo County Community College District, Election of 2014 Series B, GO, 5.00%, 9/1/2033	1,000	1,220

San Rafael City Elementary School District, Election of 2002 Series 2004B, GO, NATL-RE, Zero Coupon, 8/1/2029	2,000	1,700

Santa Monica Community College District, Election of 2004 Series 2009C, GO, Zero Coupon, 8/1/2027	1,000	904

South San Francisco Unified School District, Measure J, Dedicated Unlimited Ad Valorem Property Tax Series C, GO, Zero Coupon, 9/1/2028	1,800	1,544

State of California, School Facilities GO, 4.00%, 9/1/2032	2,000	2,210

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

State of California, Various Purpose

GO, 5.00%, 8/1/2026	1,320	1,519

GO, 5.00%, 8/1/2027	2,000	2,360

GO, 5.00%, 11/1/2027	3,000	3,562

GO, 4.00%, 3/1/2029	1,000	1,155

GO, 5.00%, 11/1/2029	2,000	2,476

GO, 5.00%, 12/1/2029	2,000	2,133

GO, 5.00%, 8/1/2030	2,000	2,350

GO, 5.00%, 8/1/2031	1,500	1,650

GO, 5.00%, 10/1/2031	1,000	1,233

GO, 5.00%, 11/1/2031	1,130	1,425

GO, 5.00%, 8/1/2032	1,500	1,760

GO, 5.00%, 10/1/2032	3,000	3,262

GO, 5.00%, 8/1/2033	1,000	1,147

GO, 4.00%, 11/1/2034	1,000	1,158

GO, 5.00%, 12/1/2034	1,500	1,888

GO, 5.00%, 3/1/2035	1,000	1,237

GO, 5.00%, 4/1/2036	1,000	1,215

GO, 5.00%, 8/1/2036	2,650	3,171

GO, 5.00%, 8/1/2037	1,430	1,710

Tulare Local Health Care District

GO, 4.00%, 8/1/2024	410	434

GO, 4.00%, 8/1/2025	455	491

Upland Unified School District, Election of 2008 Series 2008A, GO, AGM, Zero Coupon, 8/1/2030	1,500	1,253

		126,411

Hospital — 6.5%

Abag Finance Authority for Nonprofit Corp., Sharp Healthcare Series 2014A, Rev., 5.00%, 8/1/2031	1,000	1,054

California Health Facilities Financing Authority, Adventist Health System

Series 2013A, Rev., 5.00%, 3/1/2026	1,400	1,456

Series 2016A, Rev., 4.00%, 3/1/2029	2,165	2,347

California Health Facilities Financing Authority, Cedars-Sinai Medical Center

Rev., 5.00%, 11/15/2030	250	281

Rev., 5.00%, 11/15/2032	400	450

Series 2016A, Rev., 5.00%, 8/15/2033	3,500	3,993

Series 2016B, Rev., 5.00%, 8/15/2035	1,500	1,708

California Health Facilities Financing Authority, Kaiser Permanente Subseries A-1-G, Rev., 5.00%, 11/1/2027	1,995	2,371

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

California Health Facilities Financing Authority, Lucile Salter Packard Children’s Hospital at Stanford

Series 2014A, Rev., 5.00%, 8/15/2027	580	631

Series 2014A, Rev., 5.00%, 8/15/2028	850	924

Series 2014A, Rev., 5.00%, 8/15/2030	655	711

Series A, Rev., 5.00%, 8/15/2030	1,000	1,144

California Health Facilities Financing Authority, Stanford Health Clinic

Series 2017A, Rev., 5.00%, 11/15/2027	1,350	1,604

Series 2017A, Rev., 5.00%, 11/15/2034	1,200	1,401

California Health Facilities Financing Authority, Sutter Health Series 2018A, Rev., 5.00%, 11/15/2025	500	564

Series 2017A, Rev., 5.00%, 11/15/2034	1,500	1,762

California Municipal Finance Authority, Community Health System

Series 2021A, Rev., 5.00%, 2/1/2032	500	635

Series 2021A, Rev., 5.00%, 2/1/2033	1,000	1,262

California Public Finance Authority, Henry Mayo Newhall Hospital Rev., 4.00%, 10/15/2025	145	157

Regents of the University of California Medical Center Pooled Series 2016L, Rev., 5.00%, 5/15/2027	710	809

		25,264

Housing — 0.5%

California Municipal Finance Authority, Linxs Apartments Project, Senior Lien Series 2018A, Rev., AMT, 5.00%, 12/31/2028	1,750	2,037

Industrial Development Revenue/Pollution Control Revenue — 0.7%

California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Rev., 5.00%, 10/1/2028	950	1,088

California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management, Inc., Project Series 2015B-1, Rev., AMT, 3.00%, 11/1/2025	1,500	1,558

		2,646

Other Revenue — 8.1%

California County Tobacco Securitization Agency, Los Angeles County Securitization Corp.

Series 2020A, Rev., 5.00%, 6/1/2025	350	383

Series 2020A, Rev., 5.00%, 6/1/2026	600	672

Series 2020A, Rev., 5.00%, 6/1/2031	1,110	1,322

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

California County Tobacco Securitization Agency, Sonoma County Securitization Corp.

Rev., 5.00%, 6/1/2025	375	411

Rev., 5.00%, 6/1/2027	275	315

California State Public Works Board, State Office Buildings Series F, Rev., 5.00%, 5/1/2030	1,000	1,105

California State Public Works Board, Various Capital Projects Series B, Rev., 5.00%, 5/1/2030	2,435	3,020

California Statewide Communities Development Authority, San Francisco Campus for Jewish Living Project Rev., 4.00%, 11/1/2029	140	159

City of San Bernardino, Single Family Mortgage Series A, Rev., GNMA COLL, 7.50%, 5/1/2023 (b)	145	151

Contra Costa County Transportation Authority, Sales Tax Series A, Rev., 5.00%, 3/1/2032	2,000	2,210

Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Series 2017A-1, Rev., 5.00%, 6/1/2024 (b)	2,500	2,704

Los Angeles County Metropolitan Transportation Authority, Measure J Junior Subordinate Sales Tax Rev., 5.00%, 6/1/2037	1,000	1,239

Los Angeles County Metropolitan Transportation Authority, Proposition C Senior Sales Tax

Series 2021-A, Rev., 5.00%, 7/1/2032	2,000	2,568

Series 2019-B, Rev., 5.00%, 7/1/2035	2,000	2,406

Midpeninsula Regional Open Space District, Promissory Notes, 2004 Project Lease

Rev., 5.00%, 9/1/2030	500	558

Rev., 5.00%, 9/1/2031	270	302

Pasadena Public Financing Authority, Rose Bowl Renovation Project Series 2010A, Rev., Zero Coupon, 3/1/2030	1,000	834

Riverside Public Financing Authority, Main Library Project Series 2019A, Rev., 5.00%, 11/1/2034 ‡	450	543

San Diego Regional Building Authority, County Operations Center Series 2016A, Rev., 5.00%, 10/15/2033	2,370	2,668

Santa Ana Financing Authority, Police Administration and Holding Facility Lease

Series A, Rev., NATL-RE, 6.25%, 7/1/2024	478	510

Series A, Rev., NATL-RE, 6.25%, 7/1/2024 (b)	475	507

Santa Clara County Financing Authority Series 2021A, Rev., 5.00%, 5/1/2031	1,500	1,921

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	21

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — continued

Santa Clara County Financing Authority, County Facilities

Series 2019A, Rev., 5.00%, 5/1/2028	1,600	1,929

Series 2019A, Rev., 5.00%, 5/1/2029	1,625	2,001

Tobacco Securitization Authority of Northern California

Class 1, Rev., 5.00%, 6/1/2028	500	583

Class 1, Rev., 5.00%, 6/1/2029	360	426

		31,447

Prerefunded — 8.1%

Bay Area Toll Authority, Toll Bridge Series F-1, Rev., 5.00%, 4/1/2022 (b)	3,030	3,041

California Health Facilities Financing Authority, St. Joseph Health System Series 2013A, Rev., 5.00%, 7/1/2023 (b)	1,000	1,053

California Health Facilities Financing Authority, Sutter Health Series 2016A, Rev., 5.00%, 11/15/2025 (b)	2,650	2,993

California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Series 2014A, Rev., 5.00%, 10/1/2023 (b)	1,000	1,062

County of Santa Clara, Campbell Union High School District GO, 5.00%, 8/1/2024 (b)	1,700	1,854

County of Santa Clara, Campbell Union High School District, Election of 2016 Series B, GO, 5.00%, 8/1/2026 (b)	2,370	2,735

Cupertino Union School District, 2013 Crossover Series 2013A, GO, 5.00%, 8/1/2023 (b)	1,000	1,056

Los Angeles Community College District Series 2015A, GO, 5.00%, 8/1/2024 (b)	1,500	1,634

San Diego County Regional Airport Authority, Senior Airport Series B, Rev., AMT, 5.00%, 7/1/2023 (b)	1,900	1,997

San Jose Unified School District

GO, 5.00%, 8/1/2023 (b)	1,750	1,848

Series C, GO, 5.00%, 8/1/2024 (b)	2,460	2,682

San Juan Unified School District, Election of 2002 GO, 5.00%, 8/1/2023 (b)	1,000	1,056

San Mateo Union High School District, Election of 2006 Series 2013A, GO, 5.00%, 9/1/2023 (b)	1,005	1,064

Series A, GO, 5.00%, 9/1/2023 (b)	1,030	1,090

Silicon Valley Clean Water, Wastewater Rev., 5.00%, 2/1/2024 (b)	790	848

Sonoma County Junior College District GO, 5.00%, 8/1/2023 (b)	1,000	1,056

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prerefunded — continued

State of California Department of Water Resources, Central Valley Project, Water System Series AW, Rev., 5.00%, 12/1/2026 (b)	2,600	3,033

Ventura County Public Financing Authority Series 2013A, Rev., 5.00%, 11/1/2022 (b)	1,000	1,028

		31,130

Transportation — 15.3%

City of Long Beach Harbor

Series 2014B, Rev., 5.00%, 5/15/2024	250	271

Series 2014B, Rev., 5.00%, 5/15/2026	250	270

Series B, Rev., 5.00%, 5/15/2027	225	243

Series 2017A, Rev., AMT, 5.00%, 5/15/2028	250	290

Series 2017A, Rev., AMT, 5.00%, 5/15/2033	500	579

Series 2019A, Rev., 5.00%, 5/15/2036	750	915

City of Los Angeles Department of Airports

Series 2022C, Rev., AMT, 5.00%, 5/15/2031	500	617

Series 2022C, Rev., AMT, 5.00%, 5/15/2032	500	627

City of Los Angeles Department of Airports, International Airport Senior

Series A, Rev., AMT, 5.00%, 5/15/2022	2,000	2,018

Series B, Rev., AMT, 5.00%, 5/15/2027	2,000	2,305

Series 2020B, Rev., 5.00%, 5/15/2029	1,830	2,237

Series 2020A, Rev., 5.00%, 5/15/2030	2,000	2,465

Series 2020A, Rev., 5.00%, 5/15/2034	1,000	1,222

Series 2020A, Rev., 5.00%, 5/15/2038	1,000	1,217

City of Los Angeles Department of Airports, International Airport Subordinate

Series 2018D, Rev., AMT, 5.00%, 5/15/2024	2,000	2,152

Series A, Rev., AMT, 5.00%, 5/15/2030	1,475	1,720

Series C, Rev., 5.00%, 5/15/2031	1,250	1,386

Series 2018C, Rev., AMT, 5.00%, 5/15/2034	1,250	1,440

Foothill Eastern Transportation Corridor Agency, Capital Appreciation, Senior Lien

Series 1995A, Rev., Zero Coupon, 1/1/2026 (b)	1,795	1,694

Series 1995A, Rev., Zero Coupon, 1/1/2028 (b)	1,015	920

Port of Los Angeles, Harbor Department

Series 2014A, Rev., AMT, 5.00%, 8/1/2031	1,500	1,626

Port of Los Angeles, Harbor Department, Private Activity Series 2019A, Rev., AMT, 5.00%, 8/1/2025	1,000	1,113

Port of Oakland, Intermediate Lien

Rev., AMT, 5.00%, 5/1/2027	1,250	1,455

Rev., AMT, 5.00%, 5/1/2028	1,000	1,186

Rev., AMT, 5.00%, 5/1/2029	1,075	1,300

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — continued

Riverside County Transportation Commission, Senior Lien Series 2021B-1, Rev., 4.00%, 6/1/2037	1,250	1,412

San Bernardino County Transportation Authority Series 2012A, Rev., 5.00%, 3/1/2022	2,000	2,000

San Diego Association of Governments, Mid-Coast Corridor Transit Project Series A, Rev., 5.00%, 11/15/2025	1,500	1,648

San Diego County Regional Airport Authority, Subordinate Airport

Series 2021B, Rev., AMT, 5.00%, 7/1/2031	2,000	2,441

Series 2021B, Rev., AMT, 5.00%, 7/1/2033	2,000	2,430

Series B, Rev., AMT, 5.00%, 7/1/2034	755	861

Series A, Rev., 5.00%, 7/1/2035	1,000	1,158

San Francisco City and County Airport Commission, San Francisco International Airport

Series 2012A, Rev., AMT, 5.00%, 5/2/2022	2,000	2,014

Series 2017D, Rev., AMT, 5.00%, 5/1/2025	2,000	2,198

Series 2018G, Rev., AMT, 5.00%, 5/1/2027	1,200	1,373

Series H, Rev., AMT, 5.00%, 5/1/2027	1,400	1,602

Series 2021A, Rev., AMT, 5.00%, 5/1/2031	2,500	3,050

Series 2019A, Rev., AMT, 5.00%, 5/1/2034	2,000	2,348

Series 2019A, Rev., AMT, 5.00%, 5/1/2035	1,000	1,173

San Francisco City and County Airport Commission, San Francisco International Airport, Special Facilities, SFO Fuel Company LLC Series 2019A, Rev., AMT, 5.00%, 1/1/2025	1,790	1,951

		58,927

Utility — 6.0%

California Community Choice Financing Authority, Clean Energy Project Series 2021B-1, Rev., 4.00%, 8/1/2031 (c)	2,070	2,358

Los Angeles Department of Water and Power, Power System

Series 2013A, Rev., 5.00%, 7/1/2027	2,165	2,238

Series C, Rev., 5.00%, 7/1/2027	1,500	1,628

Series 2020A, Rev., 5.00%, 7/1/2029	2,000	2,461

Series D, Rev., 5.00%, 7/1/2032	2,480	2,972

Series 2019A, Rev., 5.00%, 7/1/2036	1,825	2,204

Series C, Rev., 5.00%, 7/1/2036	2,715	3,319

Series C, Rev., 5.00%, 7/1/2037	2,500	3,054

Santa Paula Utility Authority Rev., AGM, 5.00%, 2/1/2028	1,620	1,911

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — continued

Southern California Public Power Authority, Apex Power Project Series 2014A, Rev., 5.00%, 7/1/2030	1,000	1,084

		23,229

Water & Sewer — 14.1%

City of Bakersfield, Wastewater Series 2015A, Rev., 5.00%, 9/15/2031	2,000	2,242

City of Los Angeles, Wastewater System Series A, Rev., 5.00%, 6/1/2028	1,825	2,027

Series B, Rev., 5.00%, 6/1/2033	1,500	1,664

Series 2018A, Rev., 5.00%, 6/1/2034	1,000	1,207

Series 2018A, Rev., 5.00%, 6/1/2035	1,500	1,808

City of San Francisco, Public Utilities Commission Water Series D, Rev., 5.00%, 11/1/2034	2,710	3,189

City of Santa Rosa, Wastewater Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 9/1/2023	1,500	1,473

East Bay Municipal Utility District, Water System Series 2019A, Rev., 5.00%, 6/1/2038	1,595	1,948

Eastern Municipal Water District Financing Authority, Water and Wastewater System

Series 2020A, Rev., 5.00%, 7/1/2032	1,050	1,326

Series 2016B, Rev., 5.00%, 7/1/2033	3,000	3,418

Series 2020A, Rev., 5.00%, 7/1/2034	1,250	1,578

Series 2020A, Rev., 5.00%, 7/1/2036	1,850	2,333

Los Angeles Department of Water and Power, Water System Series 2020C, Rev., 5.00%, 7/1/2037	1,000	1,245

Marin Water District Financing Authority, Subordinate Lien Series 2012A, Rev., 5.00%, 7/1/2028	1,185	1,202

Metropolitan Water District of Southern California, Waterworks

Series 2012F, Rev., 5.00%, 7/1/2028	2,000	2,027

Series 2012A, Rev., 5.00%, 10/1/2029	1,500	1,505

Series 2019A, Rev., 5.00%, 7/1/2038	2,500	3,020

Novato Sanitary District, Wastewater

Rev., 5.00%, 2/1/2026	1,530	1,746

San Diego County Water Authority

Series 2021B, Rev., 4.00%, 5/1/2033	2,000	2,357

Series 2021B, Rev., 4.00%, 5/1/2034	1,970	2,319

Santa Clara Valley Water District, Water System Series 2016A, Rev., 5.00%, 6/1/2030	1,600	1,809

Silicon Valley Clean Water, Wastewater Series 2019A, Rev., 3.00%, 3/1/2024	2,000	2,054

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	23

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — continued

Southern California Water Replenishment District

Rev., 5.00%, 8/1/2030	1,050	1,173

Rev., 5.00%, 8/1/2031	1,420	1,585

Rev., 5.00%, 8/1/2032	2,410	2,689

State of California Department of Water Resources, Central Valley Project, Water System

Series 2019BA, Rev., 5.00%, 12/1/2024	1,500	1,652

Series 2019BA, Rev., 5.00%, 12/1/2026	1,500	1,749

Series 2019BA, Rev., 5.00%, 12/1/2033	1,500	1,836

Western Municipal Water District Facilities Authority, Tax-Exempt Series 2020A, Rev., 5.00%, 10/1/2029	325	405

		54,586

Total California		375,137

Total Municipal Bonds (Cost $370,933)		375,137

	SHARES (000)
Short-Term Investments — 2.4%

Investment Companies — 2.4%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.04% (d) (e) (Cost $9,232)	9,231	9,234

Total Investments — 99.5% (Cost $380,165)		384,371
Other Assets Less Liabilities — 0.5%		1,983

NET ASSETS — 100.0%		386,354

Percentages indicated are based on net assets.

Abbreviations
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
COLL	Collateral
COP	Certificate of Participation
CR	Custodial Receipts
GNMA	Government National Mortgage Association
GO	General Obligation
NATL	Insured by National Public Finance Guarantee Corp.
RE	Reinsured
REIT	Real Estate Investment Trust
Rev.	Revenue

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Security is prerefunded or escrowed to maturity.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of February 28, 2022.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 99.4% (a)

Alaska — 0.5%

Alaska Industrial Development and Export Authority, Tanana Chiefs Conference Project Series 2019A, Rev., 4.00%, 10/1/2036	2,000	2,223

Arizona — 5.4%

Arizona Industrial Development Authority, Academics of Math & Science Projects

Rev., 4.00%, 7/1/2029 (b)	400	417

Rev., 5.00%, 7/1/2039 (b)	1,000	1,100

Arizona Industrial Development Authority, Aliante & Skye Canyon Campus Project Series 2021A, Rev., 4.00%, 12/15/2051 (b)	350	355

Arizona Industrial Development Authority, Cadence Campus Project

Series 2020A, Rev., 4.00%, 7/15/2030 (b)	500	531

Series 2020A, Rev., 4.00%, 7/15/2040 (b)	800	832

Arizona Industrial Development Authority, Doral Academy of Northern Nevada Project

Series 2021A, Rev., 4.00%, 7/15/2041 (b)	130	133

Series 2021A, Rev., 4.00%, 7/15/2051 (b)	250	253

Arizona Industrial Development Authority, Equitable School Revolving Fund Series A, Rev., 5.00%, 11/1/2044	750	863

Arizona Industrial Development Authority, Fire MESA and Red Rock Campus Projects

Series 2019A, Rev., 3.55%, 7/15/2029 (b)	1,295	1,360

Series 2019A, Rev., 5.00%, 7/15/2039 (b)	1,325	1,481

Series 2019A, Rev., 5.00%, 7/15/2049 (b)	1,675	1,850

Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project

Series 2019A, Rev., 5.00%, 1/1/2029	1,500	1,451

Series 2019A, Rev., 5.00%, 1/1/2037	1,000	936

Series 2019A, Rev., 5.00%, 1/1/2038	1,000	931

Series 2019A, Rev., 4.25%, 1/1/2039	1,000	834

Series 2019A, Rev., 4.50%, 1/1/2049	2,000	1,623

Arizona Industrial Development Authority, Macombs Facility Project Series 2021A, Rev., 4.00%, 7/1/2051	1,000	1,055

Arizona Industrial Development Authority, Pebble Campus Project Series 2020A, Rev., 5.00%, 7/15/2040 (b)	415	458

Arizona Industrial Development Authority, Pinecrest Academy, Canyon Campus Project Rev., 5.00%, 7/15/2040 (b)	2,515	2,788

Arizona Industrial Development Authority, Pinecrest Academy, Horizon, Inspirada and St. Rose Campus Projects

Series 2018A, Rev., 5.00%, 7/15/2028 (b)	970	1,055

Series 2018A, Rev., 5.75%, 7/15/2038 (b)	1,000	1,121

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued

City of Mesa, Utility System Rev., AGM, 5.25%, 7/1/2029	40	50

Glendale Industrial Development Authority, Terraces of Phoenix Project

Series 2018A, Rev., 4.00%, 7/1/2028	450	457

Series 2018A, Rev., 5.00%, 7/1/2038	300	312

Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2032	350	400

Series 2018A, Rev., 5.00%, 7/1/2033	150	172

Series 2018A, Rev., 5.00%, 7/1/2037	200	228

La Paz County Industrial Development Authority, Charter School Solutions-Harmony Public Schools Project

Series 2018A, Rev., 5.00%, 2/15/2028	200	219

Series 2018A, Rev., 5.00%, 2/15/2038	405	455

Maricopa County Industrial Development Authority, Arizona Autism Charter School Project

Series 2020A, Rev., 4.00%, 7/1/2030 (b)	320	338

Series 2020A, Rev., 5.00%, 7/1/2040 (b)	620	693

Series 2021A, Rev., 4.00%, 7/1/2041 (b)	165	172

Series 2020A, Rev., 5.00%, 7/1/2050 (b)	780	861

Series 2021A, Rev., 4.00%, 7/1/2051 (b)	540	554

Maricopa County Industrial Development Authority, Ottawa University

Rev., 5.00%, 10/1/2026 (b)	150	158

Rev., 5.13%, 10/1/2030 (b)	210	235

Total Arizona		26,731

California — 5.0%

California Community College Financing Authority, Orange Coast Properties LLC — Orange Coast College Project

Rev., 5.00%, 5/1/2037	750	838

Rev., 5.00%, 5/1/2038	400	446

California Community Housing Agency, Fountains at Emerald Park Series 2021A-2, Rev., 4.00%, 8/1/2046 (b)	500	451

California Community Housing Agency, Glendale Properties Series 2021A-2, Rev., 4.00%, 8/1/2047 (b)	1,500	1,391

California Health Facilities Financing Authority, Children’s Hospital Series 2017A, Rev., 5.00%, 8/15/2047	500	573

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	25

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

California Municipal Finance Authority, Community Health Centers of The Central Coast, Inc.

Series 2021A, Rev., 5.00%, 12/1/2036 (b)	175	201

Series 2021A, Rev., 5.00%, 12/1/2046 (b)	1,000	1,128

California Municipal Finance Authority, Eisenhower Medical Center Series 2017B, Rev., 5.00%, 7/1/2047	200	227

California Municipal Finance Authority, John Adams Academies Lincoln Project

Series 2019A, Rev., 4.00%, 10/1/2029 (b)	410	423

Series 2019A, Rev., 5.00%, 10/1/2039 (b)	900	953

California Municipal Finance Authority, Linxs Apartments Project, Senior Lien

Series 2018A, Rev., AMT, AGM, 3.25%, 12/31/2032	245	257

Series 2018A, Rev., AMT, AGM, 3.50%, 12/31/2035	240	253

California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management, Inc., Project Series 2015B-2, Rev., AMT, 3.13%, 11/3/2025 (c)	250	261

California Public Finance Authority, Enso Village Project

Series 2021A, Rev., 5.00%, 11/15/2046 (b)	200	219

Series 2021A, Rev., 5.00%, 11/15/2051 (b)	500	548

Series 2021A, Rev., 5.00%, 11/15/2056 (b)	500	546

California Public Finance Authority, Henry Mayo Newhall Hospital

Rev., 5.00%, 10/15/2029	200	229

Rev., 4.00%, 10/15/2031 (c)	340	393

California Public Finance Authority, Laverne Elementary Preparatory Academy

Series 2019A, Rev., 4.25%, 6/15/2029 (b)	765	775

Series 2019A, Rev., 5.00%, 6/15/2039 (b)	785	800

California School Facilities Financing Authority, Capital Appreciation, Azusa Unified School District Series 2018A, Rev., AGM, Zero Coupon, 8/1/2030	200	165

California School Finance Authority, Kipp Projects School Facility Series 2015A, Rev., 5.00%, 7/1/2035 (b)	100	109

California Statewide Communities Development Authority, Front Porch Communities and Services Series 2021A, Rev., 4.00%, 4/1/2041	1,000	1,086

CMFA Special Finance Agency VIII Junior, Elan Hunting Beach Series 2021A-2, Rev., 4.00%, 8/1/2047 (b)	1,000	897

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

CSCDA Community Improvement Authority, Essential Housing, Jefferson-Anaheim

Series 2021A-1, Rev., 2.88%, 8/1/2041 (b)	2,000	1,890

Rev., 3.13%, 8/1/2056 (b)	2,400	1,998

CSCDA Community Improvement Authority, Essential Housing, Mezzanine Lien Series 2021B, Rev., 4.00%, 2/1/2057 (b)	1,500	1,295

CSCDA Community Improvement Authority, Essential Housing, Oceanaire-Long Beach Series 2021A-2, Rev., 4.00%, 9/1/2056 (b)	2,115	2,120

CSCDA Community Improvement Authority, Essential Housing, Orange Portfolio Series 2021A-1, Rev., 2.80%, 3/1/2047 (b)	500	452

CSCDA Community Improvement Authority, Essential Housing, Parallel-Anaheim Rev., 4.00%, 8/1/2056 (b)	1,500	1,428

CSCDA Community Improvement Authority, Essential Housing, Pasadena Portfolio Series 2021A-1, Rev., 2.65%, 12/1/2046 (b)	1,500	1,363

Eastern Municipal Water District Financing Authority, Water and Wastewater System Series 2020A, Rev., 5.00%, 7/1/2037	80	101

Palomar Health Rev., 5.00%, 11/1/2039	500	566

Pomona Unified School District Series C, GO, 6.00%, 8/1/2029 (d)	160	209

San Mateo Union High School District, Election of 2006 Series 2012A, GO, Zero Coupon, 9/1/2022	100	73

Total California		24,664

Colorado — 12.2%

Aviation Station North Metropolitan District No. 2, Limited Tax Series 2019A, GO, 5.00%, 12/1/2039	750	779

Bradburn Metropolitan District No. 2, Limited Tax

Series 2018A, GO, 5.00%, 12/1/2038	500	539

Series 2018B, GO, 7.25%, 12/15/2047	500	514

Broadway Park North Metropolitan District No. 2, Limited Tax

GO, 5.00%, 12/1/2040 (b)	550	587

GO, 5.00%, 12/1/2049 (b)	650	687

Canyon Pines Metropolitan District Special Improvement District No. 1 Series 2021A-2, Rev., 3.75%, 12/1/2040	1,325	1,192

Clear Creek Transit Metropolitan District No. 2, Limited Tax Series 2021A, GO, 5.00%, 12/1/2050	500	514

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Colorado — continued

Colorado Crossing Metropolitan District No. 2, Limited Tax

Series 2020A-2, GO, 4.00%, 12/1/2030	1,065	1,078

Series 2020A-1, GO, 5.00%, 12/1/2047	2,000	2,067

Series 2020A-2, GO, 5.00%, 12/1/2050	2,000	2,047

Colorado Educational and Cultural Facilities Authority, Aspen View Academy Project Rev., 4.00%, 5/1/2051	175	184

Colorado Educational and Cultural Facilities Authority, Global Village Academy Northglenn Project

Rev., 5.00%, 12/1/2040 (b)	555	584

Rev., 5.00%, 12/1/2050 (b)	735	762

Colorado Educational and Cultural Facilities Authority, Stargate Charter School Project

Series 2018A, Rev., 5.00%, 12/1/2032	500	586

Series 2018A, Rev., 5.00%, 12/1/2033	500	585

Series 2018A, Rev., 4.00%, 12/1/2048	500	539

Colorado Educational and Cultural Facilities Authority, Vega Collegiate Academy Project Rev., 5.00%, 2/1/2051 (b)	750	796

Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project

Series 2017A, Rev., 5.00%, 5/15/2022	280	282

Series 2017A, Rev., 5.25%, 5/15/2028	1,000	1,137

Colorado Health Facilities Authority, Parkview Medical Center, Inc., Project Series 2020A, Rev., 4.00%, 9/1/2050	675	727

Copper Ridge Metropolitan District, Tax Increment and Sales Tax

Rev., 4.00%, 12/1/2029	1,000	1,009

Rev., 5.00%, 12/1/2039	1,000	1,032

Copperleaf Metropolitan District No. 4, Limited Tax

Series 2020A, GO, 5.00%, 12/1/2039	775	821

Series 2020A, GO, 5.00%, 12/1/2049	1,000	1,047

Cottonwood Highlands Metropolitan District No. 1, Limited Tax Series 2019A, GO, 5.00%, 12/1/2049	900	938

Cross Creek Metropolitan District No. 2, Unlimited Tax GO, AGM, 4.00%, 12/1/2045	1,000	1,103

Denver Health and Hospital Authority Series 2019A, Rev., 4.00%, 12/1/2037	1,250	1,376

DIATC Metropolitan District, Limited Tax and Improvement

GO, 3.25%, 12/1/2029 (b)	590	595

GO, 5.00%, 12/1/2039 (b)	1,240	1,307

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — continued

Jefferson Center Metropolitan District No. 1 Series 2020A-2, Rev., 4.13%, 12/1/2040	285	292

Lanterns Metropolitan District No. 1, Limited Tax Series 2019A, GO, 5.00%, 12/1/2039	1,375	1,450

Mirabelle Metropolitan District No. 2

Series 2020A, GO, 5.00%, 12/1/2039	700	733

Series 2020A, GO, 5.00%, 12/1/2049	1,250	1,290

Painted Prairie Metropolitan District No. 2 GO, 5.25%, 12/1/2048	2,000	2,074

Painted Prairie Public Improvement Authority

Rev., 4.00%, 12/1/2029	1,000	1,036

Rev., 5.00%, 12/1/2039	2,500	2,651

Peak Metropolitan District No. 1 Series A, GO, 5.00%, 12/1/2051 (b)	600	622

Public Authority for Colorado Energy, Natural Gas Purchase Rev., 6.13%, 11/15/2023	50	53

Raindance Metropolitan District No. 1, Non-Potable Water System Rev., 5.00%, 12/1/2040	750	788

Regional Transportation District, Denver Transit Partners Rev., 4.00%, 7/15/2036	190	212

Reunion Metropolitan District Series 2021A, Rev., 3.63%, 12/1/2044	500	435

Rocky Mountain Rail Park Metropolitan District, Limited Tax Series 2021A, GO, 5.00%, 12/1/2041 (b)	1,250	1,225

South Suburban Park and Recreation District

COP, 4.00%, 12/15/2036	1,350	1,491

COP, 4.00%, 12/15/2037	500	552

STC Metropolitan District No. 2, Limited Tax Improvement

Series 2019A, GO, 3.00%, 12/1/2025	555	559

Series 2019A, GO, 4.00%, 12/1/2029	1,000	1,036

Series 2019A, GO, 5.00%, 12/1/2038	1,700	1,799

Sterling Ranch Community Authority Board, Limited Tax Supported District No. 2

Series 2020A, Rev., 3.38%, 12/1/2030	500	516

Series 2020A, Rev., 3.75%, 12/1/2040	500	521

Third Creek Metropolitan District No. 1, Limited Tax

Series 2022A-1, GO, 4.50%, 12/1/2037	825	800

Series 2022A-1, GO, 4.75%, 12/1/2051	760	710

Thompson Crossing Metropolitan District No. 4, Unlimited Tax

GO, 5.00%, 12/1/2039	1,400	1,482

GO, 5.00%, 12/1/2049	1,500	1,569

Trails at Crowfoot Metropolitan District No. 3, Limited Tax

Series 2019A, GO, 4.38%, 12/1/2030	620	642

Series 2019A, GO, 5.00%, 12/1/2039	1,000	1,051

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	27

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Colorado — continued

Transport Metropolitan District No. 3, Limited Tax

Series 2021A-1, GO, 4.13%, 12/1/2031	500	528

Series 2021A-1, GO, 5.00%, 12/1/2041	1,000	1,079

Series 2021A-1, GO, 5.00%, 12/1/2051	1,960	2,072

Verve Metropolitan District No. 1

GO, 5.00%, 12/1/2036	525	565

GO, 5.00%, 12/1/2041	1,125	1,201

Westerly Metropolitan District No. 4, Limited Tax Series 2021A, GO, 5.00%, 12/1/2040	700	735

Willow Bend Metropolitan District, Limited Tax Series 2019A, GO, 5.00%, 12/1/2039	600	630

Windler Public Improvement Authority, Limited Tax Series 2021 A-1, Rev., 4.00%, 12/1/2036	1,865	1,798

Total Colorado		59,611

Connecticut — 0.7%

Connecticut State Health and Educational Facilities Authority, Mary Wade Home Series A-1, Rev., 5.00%, 10/1/2029 (b)	400	436

Connecticut State Health and Educational Facilities Authority, McLean

Series 2020A, Rev., 5.00%, 1/1/2030 (b)	250	275

Series 2020A, Rev., 5.00%, 1/1/2045 (b)	500	538

Connecticut State Health and Educational Facilities Authority, The Griffin Hospital Series G-1, Rev., 5.00%, 7/1/2034 (b)	225	264

State of Connecticut Series 2018A, GO, 5.00%, 4/15/2037	1,000	1,182

Steel Point Infrastructure Improvement District, Steelpointe Harbor Project Rev., 4.00%, 4/1/2051 (b)	700	700

Total Connecticut		3,395

Delaware — 0.2%

Delaware State Economic Development Authority, Acts Retirement-Life Communities, Inc., Obligated Group Series 2018-B, Rev., 5.00%, 11/15/2048	700	778

Delaware State Economic Development Authority, Aspria of Delaware Charter Operations inc. Projects Series 2022A, Rev., 4.00%, 6/1/2042	250	261

Total Delaware		1,039

District of Columbia — 1.2%

District of Columbia, Gallaudet University Project Rev., 5.00%, 4/1/2051	1,500	1,799

District of Columbia, International School Rev., 5.00%, 7/1/2039	650	747

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

District of Columbia — continued

District of Columbia, Kipp DC Project

Series 2017B, Rev., 5.00%, 7/1/2037	500	568

Rev., 4.00%, 7/1/2039	200	217

District of Columbia, Latin American Montessori Bilingual Public Charter School

Rev., 4.00%, 6/1/2030	1,000	1,084

Rev., 5.00%, 6/1/2040	1,000	1,133

District of Columbia, Rocketship Obligated Group Series 2020A, Rev., 5.00%, 6/1/2051 (b)	400	441

Total District of Columbia		5,989

Florida — 8.2%

Capital Trust Agency, Inc., Advantage Academy of Hillsborough Project

Series A, Rev., 5.00%, 12/15/2029	405	448

Series A, Rev., 5.00%, 12/15/2039	1,775	1,946

Capital Trust Agency, Inc., Franklin Academy Project

Rev., 4.00%, 12/15/2025 (b)	300	313

Rev., 5.00%, 12/15/2026 (b)	300	326

Rev., 5.00%, 12/15/2027 (b)	330	357

Rev., 5.00%, 12/15/2028 (b)	345	371

Rev., 5.00%, 12/15/2029 (b)	365	391

Rev., 5.00%, 12/15/2030 (b)	510	544

Capital Trust Agency, Inc., Imagine School at Land O’Lakes Project

Series 2020A, Rev., 3.00%, 12/15/2029 (b)	420	422

Series 2020A, Rev., 5.00%, 12/15/2039 (b)	640	721

Capital Trust Agency, Inc., Legends Academy Project Series 2021A, Rev., 5.00%, 12/1/2045 (b)	1,625	1,646

Capital Trust Agency, Inc., Liza Jackson Preparatory School, Inc., Project

Series 2020A, Rev., 4.00%, 8/1/2030	200	213

Series 2020A, Rev., 5.00%, 8/1/2040	300	343

Capital Trust Agency, Inc., Sustainability Bonds -The Marie Rev., 4.00%, 6/15/2031 (b)	200	200

Charlotte County Industrial Development Authority, Town and Country Utilities Project Series 2021A, Rev., AMT, 4.00%, 10/1/2041 (b)	400	412

City of Lakeland, Education Facilities, Florida Southern College Project Series 2012A, Rev., 5.00%, 9/1/2025	500	509

City of Tampa, H. Lee Moffitt Cancer Center Project

Series 2020B, Rev., 4.00%, 7/1/2038	190	212

Series 2020B, Rev., 4.00%, 7/1/2039	250	278

Series 2020B, Rev., 5.00%, 7/1/2040	390	464

Series 2020B, Rev., 4.00%, 7/1/2045	750	817

Series 2020B, Rev., 5.00%, 7/1/2050	1,785	2,093

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Florida — continued

County of Broward, Airport System Series 2019A, Rev., AMT, 4.00%, 10/1/2044	2,475	2,667

County of Lake, Imagine South Lake Charter School Project

Series A, Rev., 5.00%, 1/15/2029 (b)	500	545

Series A, Rev., 5.00%, 1/15/2039 (b)	550	598

Series A, Rev., 5.00%, 1/15/2049 (b)	825	883

County of Palm Beach, Palm Beach Atlantic University

Rev., 5.00%, 4/1/2029 (b)	400	439

Rev., 5.00%, 4/1/2039 (b)	900	991

Florida Development Finance Corp., Educational Facilities, Renaissance Charter School, Inc. Project

Series 2020C, Rev., 4.00%, 9/15/2030 (b)	235	246

Series 2020C, Rev., 5.00%, 9/15/2040 (b)	525	568

Florida Development Finance Corp., Educational Facilities, River City Science Academy Projects Rev., 4.00%, 7/1/2045	600	626

Florida Development Finance Corp., Educational Facilities, UCP Charter Schools Project

Series 2020A, Rev., 4.00%, 6/1/2030	500	512

Series 2020A, Rev., 5.00%, 6/1/2040	830	874

Florida Development Finance Corp., Imagine School at Broward Project

Series A, Rev., 4.00%, 12/15/2029 (b)	260	275

Series A, Rev., 5.00%, 12/15/2034 (b)	525	588

Series A, Rev., 5.00%, 12/15/2039 (b)	305	340

Florida Development Finance Corp., Mater Academy Project Series 2020A, Rev., 5.00%, 6/15/2040	590	657

Florida Development Finance Corp., Pepin Academics of Pasco County, Inc. Project Series 2020A, Rev., 5.00%, 1/1/2040 (b)	2,430	2,563

Florida Higher Educational Facilities Financial Authority, Ringling College Project

Rev., 5.00%, 3/1/2034	385	446

Rev., 5.00%, 3/1/2035	1,165	1,348

Rev., 5.00%, 3/1/2036	1,230	1,420

Rev., 5.00%, 3/1/2037	1,130	1,303

Rev., 5.00%, 3/1/2044	2,000	2,278

Florida Higher Educational Facilities Financial Authority, St. Leo University Project Rev., 5.00%, 3/1/2039	750	838

Miami Beach Health Facilities Authority, Mount Sinai Medical Center Rev., 5.00%, 11/15/2029	545	597

Palm Beach County Health Facilities Authority, Acts Retirement Life Communities, Inc., Obligated Group Series 2020B, Rev., 4.00%, 11/15/2041	250	277

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued

Palm Beach County Health Facilities Authority, Toby and Leon Cooperman Sinai Residences of Boca Raton Expansion Rev., 3.00%, 6/1/2027	1,255	1,251

Pinellas County Educational Facilities Authority, Pinellas Academy of Math and Science Project Series 2018A, Rev., 4.13%, 12/15/2028 (b)	905	956

Pinellas County Industrial Development Authority, Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc., Project Rev., 5.00%, 7/1/2029	525	575

Sarasota County Health Facilities Authority, Sunnyside Village Project Rev., 5.00%, 5/15/2038	1,050	1,152

Seminole County Industrial Development Authority, Galileo Schools for Gifted Learning Series 2021A, Rev., 4.00%, 6/15/2051 (b)	830	860

Total Florida		39,699

Georgia — 0.5%

Cobb County, Kennestone Hospital Authority, Wellstar Health System, Inc., Project Series 2020A, Rev., 5.00%, 4/1/2050	230	271

George L Smith II Congress Center Authority, Convention Center Hotel First Series 2021A, Rev., 4.00%, 1/1/2054	500	510

George L Smith II Congress Center Authority, Convention Center Hotel Second

Series 2021B, Rev., 5.00%, 1/1/2036 (b)	500	521

Series 2021B, Rev., 5.00%, 1/1/2054 (b)	855	870

Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System Project Rev., 4.00%, 8/1/2036	375	425

Total Georgia		2,597

Idaho — 0.0% (e)

Idaho Housing and Finance Association, Compass Public Charter School, Inc., Project Series 2018A, Rev., 4.63%, 7/1/2029 (b)	180	196

Illinois — 2.9%

Chicago O’Hare International Airport, Transportation Infrastructure Properties LLC (TRIPS) Obligated Group Rev., AMT, 5.00%, 7/1/2038	500	578

City of Chicago, Waterworks, Second Lien Rev., AMBAC, BHAC-CR, 5.75%, 11/1/2030	150	178

County of Du Page, The Morton Abroretum Project Rev., 3.00%, 5/15/2047	1,265	1,263

Illinois Finance Authority, Social Bonds-Learn Chapter School Project Rev., 4.00%, 11/1/2051	500	535

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	29

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

Illinois Finance Authority, University of Illinois, Urbana-Champaign Project

Series 2019A, Rev., 5.00%, 10/1/2036	300	360

Series 2019A, Rev., 5.00%, 10/1/2037	400	479

Series 2019A, Rev., 5.00%, 10/1/2038	400	479

Series 2019A, Rev., 5.00%, 10/1/2039	350	418

Series 2019A, Rev., 5.00%, 10/1/2044	1,000	1,183

Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project Series 2012B, Rev., 5.00%, 12/15/2028	1,610	1,630

Metropolitan Water Reclamation District of Greater Chicago Series C, GO, 5.25%, 12/1/2027	50	60

Northern Illinois University, Auxiliary Facilities System

Series 2020B, Rev., 4.00%, 4/1/2039	650	718

Series 2020B, Rev., 4.00%, 4/1/2041	1,450	1,597

Northern Illinois University, Board of Trustees, Auxiliary Facilities System Rev., 4.00%, 10/1/2043	325	360

Regional Transportation Authority Series 2002A, Rev., NATL-RE, 6.00%, 7/1/2024	250	278

Southern Illinois University, Housing and Auxiliary Facilities System

Series 2021A, Rev., 4.00%, 4/1/2038	250	281

Series 2021A, Rev., 4.00%, 4/1/2039	250	280

Series 2021A, Rev., 4.00%, 4/1/2040	270	302

State of Illinois

GO, 5.13%, 5/1/2022	250	252

GO, 5.38%, 5/1/2023	250	262

GO, 4.13%, 3/1/2028	170	170

Upper Illinois River Valley Development Authority, Morris Hospital

Rev., 5.00%, 12/1/2028	1,050	1,225

Rev., 5.00%, 12/1/2029	875	1,014

Rev., 5.00%, 12/1/2033	250	286

Rev., 5.00%, 12/1/2034	20	23

Total Illinois		14,211

Indiana — 2.7%

City of Franklin, Otterbeit Homes

Series B, Rev., 4.00%, 7/1/2036	870	957

Series B, Rev., 4.00%, 7/1/2037	905	992

Series B, Rev., 4.00%, 7/1/2038	940	1,029

Series B, Rev., 4.00%, 7/1/2039	750	819

Series B, Rev., 4.00%, 7/1/2040	500	545

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Indiana — continued

City of Goshen, Multi-Family, Green Oaks of Goshen Project Series 2021A, Rev., 5.00%, 8/1/2041 (b)	1,000	912

City of Valparaiso Rev., 5.38%, 12/1/2041 (b)	1,550	1,424

Indiana Finance Authority, Educational Facilities, Kipp Indianapolis, Inc., Project

Series 2020A, Rev., 4.00%, 7/1/2030	105	112

Series 2020A, Rev., 5.00%, 7/1/2040	170	186

Series 2020A, Rev., 5.00%, 7/1/2055	455	490

Indiana Finance Authority, Goshen Health

Series 2019A, Rev., 5.00%, 11/1/2035	665	782

Series 2019A, Rev., 4.00%, 11/1/2036	235	259

Series 2019A, Rev., 4.00%, 11/1/2037	330	364

Series 2019A, Rev., 4.00%, 11/1/2038	340	374

Series 2019A, Rev., 4.00%, 11/1/2039	360	395

Indiana Finance Authority, Marian University Project Series A, Rev., 4.00%, 9/15/2044	1,090	1,149

Indiana Finance Authority, Marquette Project Series 2015A, Rev., 5.00%, 3/1/2030	1,000	1,075

Indiana Housing and Community Development Authority, Vita of Marion Project Series 2021A, Rev., 5.25%, 4/1/2041 (b)	1,250	1,247

Total Indiana		13,111

Iowa — 0.5%

Iowa Finance Authority, Northcrest Inc., Project

Series 2018A, Rev., 5.00%, 3/1/2028	695	745

Series 2018A, Rev., 5.00%, 3/1/2038	250	265

Iowa Finance Authority, PHS Council Bluffs, Inc., Project

Rev., 3.95%, 8/1/2023	100	100

Rev., 4.45%, 8/1/2028	250	251

Rev., 5.00%, 8/1/2033	485	492

Rev., 5.00%, 8/1/2038	370	371

Total Iowa		2,224

Kansas — 0.5%

City of Lenexa, Kansas Health Care Facility, Lakeview Village, Inc.

Series 2018A, Rev., 5.00%, 5/15/2032	500	547

Series 2018A, Rev., 5.00%, 5/15/2039	850	921

City of Wichita, Health Care Facilities, Presbyterian Manors, Inc.

Series 2018 I, Rev., 5.00%, 5/15/2033	500	529

Series I, Rev., 5.00%, 5/15/2038	500	523

Total Kansas		2,520

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Kentucky — 0.7%

City of Ashland, Kings Daughters Medical Center

Series 2016A, Rev., 4.00%, 2/1/2036	1,000	1,068

Series 2016A, Rev., 5.00%, 2/1/2040	500	554

Kentucky Public Energy Authority, Gas Supply Series 2022A-1, Rev., 4.00%, 3/8/2022 (c) (f)	1,850	2,066

Total Kentucky		3,688

Louisiana — 1.5%

Louisiana Public Facilities Authority, Lincoln Preparatory School Project Series 2021A, Rev., 5.25%, 6/1/2051 (b)	1,145	1,194

Louisiana Public Facilities Authority, Materra Campus Project Series 2021C, Rev., 4.00%, 6/1/2041 (b)	440	445

Louisiana Public Facilities Authority, Mentorship Steam Academy Project

Series 2021A, Rev., 5.00%, 6/1/2051 (b)	700	709

Series 2021A, Rev., 5.00%, 6/1/2056 (b)	740	743

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Rev., 5.00%, 5/15/2042	500	569

Louisiana Public Facilities Authority, School Master Project Series 2021A, Rev., 4.00%, 6/1/2031 (b)	290	296

Louisiana Public Facilities Authority, Young Audiences Charter School Project

Series A, Rev., 5.00%, 4/1/2030 (b)	525	549

Series A, Rev., 5.00%, 4/1/2039 (b)	1,425	1,449

Series A, Rev., 5.00%, 4/1/2049 (b)	1,135	1,142

New Orleans Aviation Board, General Airport, North Terminal Project Series B, Rev., AMT, 5.00%, 1/1/2048	250	278

Total Louisiana		7,374

Maine — 0.0% (e)

Maine Health and Higher Educational Facilities Authority, Central Maine Medical Center Series 2013A, Rev., 5.00%, 7/1/2023 (d)	25	26

Maryland — 1.3%

County of Frederick, Educational Facilities, Mount St. Mary’s University Series 2017A, Rev., 5.00%, 9/1/2037 (b)	1,500	1,622

Maryland Economic Development Corp., Bowie State University Project

Rev., 4.00%, 7/1/2040	300	325

Rev., 4.00%, 7/1/2050	1,500	1,602

Maryland Economic Development Corp., Port Covington Project

Rev., 4.00%, 9/1/2040	875	924

Rev., 4.00%, 9/1/2050	555	580

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — continued

Maryland Health and Higher Educational Facilities Authority, Frederick Health System Issue

Rev., 3.25%, 7/1/2039	175	180

Rev., 4.00%, 7/1/2040	215	240

Maryland Health and Higher Educational Facilities Authority, Stevenson University Project

Rev., 4.00%, 6/1/2046	250	273

Rev., 4.00%, 6/1/2051	500	542

Total Maryland		6,288

Massachusetts — 2.0%

Massachusetts Bay Transportation Authority, Sales Tax Series B, Rev., NATL-RE, 5.50%, 7/1/2028	300	370

Massachusetts Development Finance Agency, Emerson College

Rev., 5.00%, 1/1/2037	500	569

Rev., 5.00%, 1/1/2038	405	460

Rev., 5.00%, 1/1/2043	500	563

Massachusetts Development Finance Agency, Emmanuel College Series 2016A, Rev., 5.00%, 10/1/2043	500	556

Massachusetts Development Finance Agency, Newbridge On the Charles, Inc. Rev., 4.13%, 10/1/2042 (b)	2,000	2,123

Massachusetts Development Finance Agency, Orchid Cove, Inc.

Rev., 4.00%, 10/1/2029	925	1,000

Rev., 4.00%, 10/1/2039	500	534

Rev., 5.00%, 10/1/2039	250	273

Massachusetts Development Finance Agency, Suffolk University Issue

Rev., 5.00%, 7/1/2036	450	524

Rev., 5.00%, 7/1/2037	605	703

Massachusetts Development Finance Agency, Wellforce Issue Series 2020C, Rev., AGM, 3.00%, 10/1/2045	1,280	1,314

Massachusetts Port Authority Series A, Rev., 5.00%, 7/1/2044	500	539

Massachusetts State College Building Authority Series B, Rev., AGC, 5.50%, 5/1/2028	350	407

Massachusetts Water Resources Authority Series B, Rev., AGM, 5.25%, 8/1/2032	100	133

Total Massachusetts		10,068

Michigan — 3.8%

City of Detroit, Unlimited Tax

Series 2021A, GO, 5.00%, 4/1/2031	210	251

GO, 5.00%, 4/1/2035	500	566

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	31

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Michigan — continued

GO, 5.00%, 4/1/2036	500	566

GO, 5.00%, 4/1/2037	500	566

Series 2021A, GO, 4.00%, 4/1/2041	500	538

Series 2021A, GO, 4.00%, 4/1/2042	400	429

Flint Hospital Building Authority, Hurley Medical Center Rev., 4.00%, 7/1/2038	1,800	1,987

Kalamazoo Economic Development Corp., Heritage Community of Kalamazoo Project

Rev., 5.00%, 5/15/2037	1,230	1,340

Rev., 5.00%, 5/15/2055	3,000	3,240

Michigan Finance Authority, Aqunias College Project Rev., 4.00%, 5/1/2031	540	542

Michigan Finance Authority, Kettering University Project

Rev., 4.00%, 9/1/2045	500	542

Rev., 4.00%, 9/1/2050	1,000	1,080

Michigan Finance Authority, Lawrence Technological University Rev., 4.00%, 2/1/2042	370	391

Michigan Finance Authority, Universal Learning Academy Rev., 6.00%, 11/1/2032	750	841

Michigan Strategic Fund, I-75 Improvement Project Rev., AMT, AGM, 4.13%, 6/30/2035	2,500	2,727

Michigan Strategic Fund, United Methodist Retirement Communities Obligated Group, Porter Hills Presbyterian Village Project

Rev., 5.00%, 5/15/2037	670	752

Rev., 5.00%, 5/15/2044	1,000	1,112

Michigan Strategic Fund, United Methodist Retirement Communities, Inc. Rev., 5.00%, 11/15/2034	1,280	1,431

Total Michigan		18,901

Minnesota — 0.8%

City of Minneapolis, Health Care System, Fairview Health Services Series 2018A, Rev., 4.00%, 11/15/2038	750	826

City of Wayzata, Folkestone Senior Living Community

Rev., 5.00%, 8/1/2032	100	106

Rev., 5.00%, 8/1/2033	200	212

Rev., 5.00%, 8/1/2035	200	212

Rev., 3.75%, 8/1/2036	250	253

Rev., 3.75%, 8/1/2037	500	507

Rev., 4.00%, 8/1/2038	350	357

Rev., 4.00%, 8/1/2039	250	255

City of Woodbury, Charter School Lease

Rev., 3.00%, 12/1/2030	250	254

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Minnesota — continued

Rev., 4.00%, 12/1/2040	200	213

Rev., 4.00%, 12/1/2050	250	264

Series 2021A, Rev., 4.00%, 7/1/2051	660	680

Minneapolis-St. Paul Housing Finance Board, Single Family Mortgage, City Living Home Programs Series 2007A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	35	35

Total Minnesota		4,174

Mississippi — 0.6%

Mississippi Development Bank, Harrison County, Coliseum and Convention Center

Series A, Rev., GTD, 5.25%, 1/1/2030	160	196

Series 2010A, Rev., GTD, 5.25%, 1/1/2034	100	128

Mississippi Hospital Equipment and Facilities Authority, Forrest County General Hospital Refunding Project

Series A, Rev., 4.00%, 1/1/2039	1,250	1,383

Series A, Rev., 4.00%, 1/1/2040	1,000	1,104

Total Mississippi		2,811

Missouri — 2.0%

Bi-State Development Agency of the Missouri-Illinois Metropolitan District, St. Clair County Metrolink Project Rev., AGM, 5.25%, 7/1/2025	400	450

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects

Series 2019A, Rev., 5.00%, 2/1/2029	550	601

Series 2019A, Rev., 5.00%, 2/1/2034	1,010	1,098

Series 2016A, Rev., 5.00%, 2/1/2036	2,500	2,718

Series 2019A, Rev., 5.00%, 2/1/2042	1,000	1,082

Joplin Industrial Development Authority, 32nd Street Place Community Improvement District Project

Rev., 3.50%, 11/1/2040	725	679

Rev., 4.25%, 11/1/2050	1,250	1,174

Plaza at Noah’s Ark Community Improvement District

Rev., 3.00%, 5/1/2024	200	202

Rev., 3.00%, 5/1/2025	225	227

Rev., 3.00%, 5/1/2026	275	277

Rev., 3.13%, 5/1/2035	500	488

St. Louis County Industrial Development Authority, Friendship Village Series 2018A, Rev., 5.00%, 9/1/2028	630	701

Total Missouri		9,697

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Montana — 0.3%

Cascade County Elementary School District No. 1 Great Falls, School Building GO, 3.63%, 7/1/2038	335	356

County of Gallatin, Bozeman Fiber Project Series 2021A, Rev., 4.00%, 10/15/2032 (b)	1,000	1,007

Montana Board of Housing, Single Family Homeownership Series A-2, Rev., AMT, 4.00%, 12/1/2038	45	46

Total Montana		1,409

Nevada — 0.5%

City of Las Vegas, Special Improvement District No. 611, Local Improvement 3.50%, 6/1/2030	200	208

3.50%, 6/1/2031	160	166

3.75%, 6/1/2032	260	273

4.00%, 6/1/2033	185	197

4.00%, 6/1/2034	185	196

4.00%, 6/1/2035	185	195

4.00%, 6/1/2040	450	469

City of Reno, Sales Tax, Senior Lien, ReTrac-Reno Transportation Rail Access Corridor Project Series B, Rev., AGM, 4.00%, 6/1/2048	375	401

City of Sparks, Senior Sales Tax Series 2019A, Rev., 2.50%, 6/15/2024 (b)	140	141

County of Clark, Passenger Facility Charge, Las Vegas-McCarran International Airport Passenger Facility Series 2019E, Rev., 5.00%, 7/1/2033	200	242

Total Nevada		2,488

New Hampshire — 0.3%

City of Manchester, School Facilities Rev., NATL-RE, 5.50%, 6/1/2027	100	119

New Hampshire Business Finance Authority, The Vista Project

Series 2019A, Rev., 5.25%, 7/1/2039 (b)	200	205

Series 2019A, Rev., 5.63%, 7/1/2046 (b)	1,000	1,034

Total New Hampshire		1,358

New Jersey — 3.7%

Atlantic County Improvement Authority (The), Atlantic City Campus Phase II Project

Series 2021A, Rev., AGM, 4.00%, 7/1/2047	50	56

Series 2021A, Rev., AGM, 4.00%, 7/1/2053	125	138

New Jersey Economic Development Authority, Black Horse EHT Urban Renewal LLC Project Series 2019A, Rev., 5.00%, 10/1/2039 (b)	2,000	1,939

New Jersey Economic Development Authority, Golden Door Charter School Project

Series 2018A, Rev., 5.13%, 11/1/2029 (b)	210	226

Series 2018-A, Rev., 6.25%, 11/1/2038 (b)	525	607

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Jersey — continued

New Jersey Economic Development Authority, Marion P. Thomas Charter School, Inc., Project Series 2018-A, Rev., 5.00%, 10/1/2033 (b)	1,000	1,073

New Jersey Economic Development Authority, Motor Vehicle Surcharge Series 2004A, Rev., NATL-RE, 5.25%, 7/1/2024	380	412

New Jersey Economic Development Authority, School Facilities Construction

Series 2021QQQ, Rev., 4.00%, 6/15/2046	875	939

Series 2021QQQ, Rev., 4.00%, 6/15/2050	1,000	1,069

New Jersey Economic Development Authority, State House Project Series 2017B, Rev., 4.13%, 6/15/2039	1,200	1,321

New Jersey Economic Development Authority, Transit Transportation Project Series 2020A, Rev., 4.00%, 11/1/2037	1,500	1,624

New Jersey Economic Development Authority, White Horse HMT Urban Renewal LLC Project Rev., 5.00%, 1/1/2040 (b)	3,000	2,873

New Jersey Educational Facilities Authority, Seton Hall University Issue, Tax-Exempt

Series 2020C, Rev., AGM, 3.25%, 7/1/2049	700	717

Series 2020C, Rev., AGM, 4.00%, 7/1/2050	725	794

New Jersey Higher Education Student Assistance Authority, Senior Student Loan

Series 2018A, Rev., AMT, 3.75%, 12/1/2031	565	578

Series 2018A, Rev., AMT, 4.00%, 12/1/2032	305	315

Series 2018A, Rev., AMT, 4.00%, 12/1/2033	380	393

Series 2018A, Rev., AMT, 4.00%, 12/1/2034	225	233

Series 2018A, Rev., AMT, 4.00%, 12/1/2035	150	155

New Jersey Transportation Trust Fund Authority

Series 2019BB, Rev., 4.00%, 6/15/2036	1,000	1,080

Series 2020AA, Rev., 4.00%, 6/15/2039	1,000	1,088

Series 2020AA, Rev., 4.00%, 6/15/2040	600	651

Total New Jersey		18,281

New Mexico — 0.4%

New Mexico Hospital Equipment Loan Council, Haverland Carter Lifestyle Group — La Vida Llena Expansion Project

Series A, Rev., 5.00%, 7/1/2033	360	389

Series A, Rev., 5.00%, 7/1/2034	375	405

Series A, Rev., 5.00%, 7/1/2039	1,225	1,315

Total New Mexico		2,109

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	33

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — 4.1%

Buffalo and Erie County Industrial Land Development Corp., D’youville College Project

Rev., 4.00%, 11/1/2035	510	559

Rev., 4.00%, 11/1/2040	1,035	1,124

Build NYC Resource Corp., Inwood Academy for Leadership Charter School Project

Series 2018A, Rev., 4.88%, 5/1/2031 (b)	500	551

Series 2018A, Rev., 5.13%, 5/1/2038 (b)	250	276

Build NYC Resource Corp., New World Preparatory Charter School Project

Series 2021A, Rev., 4.00%, 6/15/2051	170	176

Series 2021A, Rev., 4.00%, 6/15/2056	225	231

Build NYC Resource Corp., Richmond Preparatory Charter School Project Series 2021A, Rev., 5.00%, 6/1/2041 (b)	550	603

Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project Series 2017A, Rev., 4.00%, 11/1/2042	1,000	1,035

Metropolitan Transportation Authority

Series 2019B-1, Rev., BAN, 5.00%, 5/15/2022	200	202

Series 2020A-1, Rev., BAN, 5.00%, 2/1/2023	500	517

Monroe County Industrial Development Corp., True North Rochester Preparatory Charter School Project

Series 2020A, Rev., 5.00%, 6/1/2040 (b)	630	713

Series 2020A, Rev., 5.00%, 6/1/2059 (b)	540	601

New York Liberty Development Corp., Goldman Sachs Headquarters Rev., 5.25%, 10/1/2035	525	684

New York State Dormitory Authority, Montefiore Obligated Group Series 2020A, Rev., AGM, 3.00%, 9/1/2050	950	951

New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project

Rev., AMT, 5.00%, 1/1/2025	3,250	3,534

Rev., AMT, 5.00%, 1/1/2028	500	576

Rev., AMT, 4.00%, 10/1/2030	1,000	1,093

Rev., AMT, 4.00%, 1/1/2036	500	529

Rev., AMT, 5.00%, 1/1/2036	375	421

Onondaga Civic Development Corp., Le Moyne College Project

Rev., 5.00%, 1/1/2037	300	343

Rev., 5.00%, 1/1/2038	200	229

Rev., 5.00%, 1/1/2043	500	571

Suffolk County Economic Development Corp., Peconic Landing at Southold Project, Inc. Rev., 5.00%, 12/1/2029	750	855

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Suffolk County Economic Development Corp., St. Johnland Assisted Living Inc., Project

Rev., 5.13%, 11/1/2041 (b)	850	824

Rev., 5.38%, 11/1/2054 (b)	750	723

Westchester County Local Development Corp., Miriam Osborn Memorial Home Association Project Rev., 5.00%, 7/1/2042	365	401

Westchester County Local Development Corp., Purchase Senior Learning Community, Inc. Project Series 2021D, Rev., 2.88%, 7/1/2026 (b)	1,135	1,117

Yonkers Economic Development Corp., Charter School of Educational Excellence Project

Series 2019A, Rev., 4.00%, 10/15/2029	200	210

Series 2019A, Rev., 5.00%, 10/15/2039	315	346

Total New York		19,995

North Carolina — 0.1%

North Carolina Medical Care Commission, Retirement Facilities, Pennybyrn at Maryfield Project Series 2020A, Rev., 5.00%, 10/1/2040	355	387

North Dakota — 0.1%

University of North Dakota, Housing Infrastructure Project Series 2021A, COP, AGM, 4.00%, 6/1/2051	570	628

Ohio — 3.9%

Cleveland-Cuyahoga County, Port Authority Cultural Facility, Playhouse Square Foundation Project

Rev., 5.00%, 12/1/2033	1,000	1,115

Rev., 5.25%, 12/1/2038	500	560

County of Greene, Various Purpose Series 2007A, GO, AMBAC, 5.25%, 12/1/2028	45	53

County of Hamilton, Cincinnati City School District, Board of Education, Classroom Facilities Construction and Improvement GO, NATL-RE, 5.25%, 12/1/2025	185	211

County of Hardin, Economic Development Facilities Improvement, Ohio Northern University Rev., 5.00%, 5/1/2030	250	264

County of Ross, Adena Health System Obligated Group Project Rev., 5.00%, 12/1/2039	1,000	1,196

Northeast Ohio Medical University

Series 2021A, Rev., 3.00%, 12/1/2040	125	122

Series 2021A, Rev., 4.00%, 12/1/2045	120	128

Ohio Higher Educational Facility Commission, The Cleveland Institute of Art 2018 Project

Rev., 5.00%, 12/1/2028	500	553

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Ohio — continued

Rev., 5.00%, 12/1/2033	270	296

Rev., 5.00%, 12/1/2038	685	744

Ohio Higher Educational Facility Commission, Tiffin University 2019 Project

Rev., 5.00%, 11/1/2034	2,875	3,164

Rev., 5.00%, 11/1/2039	4,890	5,349

Ohio Higher Educational Facility Commission, University of Findlay 2019 Project Rev., 5.00%, 3/1/2034	2,000	2,249

Ohio Turnpike and Infrastructure Commission, Junior Lien Series 2022A, Rev., 5.00%, 2/15/2033 (f)	2,500	3,131

Total Ohio		19,135

Oklahoma — 0.3%

Oklahoma Development Finance Authority, Health System, OU Medicine Project Series B, Rev., 5.00%, 8/15/2038	1,000	1,172

Tulsa Airports Improvement Trust Series A, Rev., AMT, 5.00%, 6/1/2024 (d)	420	453

Total Oklahoma		1,625

Oregon — 0.7%

Clackamas County Hospital Facility Authority, Mary’s Woods at Marylhurst Project

Series 2018A, Rev., 5.00%, 5/15/2038	220	232

Series 2018A, Rev., 5.00%, 5/15/2043	310	327

Clackamas County School District No. 7J Lake Oswego GO, AGM, 5.25%, 6/1/2025	165	186

Linn County Community School District No. 9 Lebanon GO, NATL-RE, 5.50%, 6/15/2030	20	25

Oregon State Facilities Authority, Samaritan Health Services Project, Tax-Exempt

Series 2020A, Rev., 5.00%, 10/1/2035	135	163

Series 2020A, Rev., 5.00%, 10/1/2040	585	697

Salem Hospital Facility Authority, Capital Manor Project

Rev., 5.00%, 5/15/2038	1,000	1,106

Rev., 4.00%, 5/15/2047	100	106

Rev., 4.00%, 5/15/2057	500	522

Total Oregon		3,364

Pennsylvania — 7.7%

Aliquippa School District, Limited Tax

GO, 3.75%, 12/1/2033	2,000	2,182

GO, 3.88%, 12/1/2037	1,250	1,366

Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group Series 2018A, Rev., 4.00%, 4/1/2038	500	548

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued

Allentown City School District, Limited Tax

Series C, GO, 4.00%, 2/1/2034	1,580	1,787

Series C, GO, 4.00%, 2/1/2035	1,000	1,130

Allentown Neighborhood Improvement Zone Development Authority, City Center Project

Rev., 5.00%, 5/1/2033 (b)	250	282

Rev., 5.00%, 5/1/2042 (b)	250	279

Berks County Industrial Development Authority, The Highlands at Wyomissing

Rev., 5.00%, 5/15/2033	500	546

Series 2017A, Rev., 5.00%, 5/15/2037	250	277

Rev., 5.00%, 5/15/2038	500	543

Berks County Industrial Development Authority, Tower Health Project Rev., 5.00%, 11/1/2037	1,000	1,072

Bucks County Industrial Development Authority, Grand View Hospital Project Rev., 4.00%, 7/1/2046	890	960

Bucks County Industrial Development Authority, St. Luke’s University Health Network Project Rev., 4.00%, 8/15/2044	2,475	2,724

City of Erie, Higher Education Building Authority, Gannon University Project — AICUP Financing Program Series 2021TT1, Rev., 4.00%, 5/1/2041	175	191

Cumberland County Municipal Authority, Asbury Pennsylvania Obligated Group Rev., 3.00%, 1/1/2024	1,000	1,008

Dallas Area Municipal Authority, Misericordia University Project

Rev., 3.25%, 5/1/2023	100	101

Rev., 5.00%, 5/1/2029	650	725

Rev., 5.00%, 5/1/2039	1,100	1,230

Franklin County Industrial Development Authority, Menno-Haven, Inc., Project

Rev., 5.00%, 12/1/2029	195	213

Rev., 5.00%, 12/1/2039	385	415

Rev., 5.00%, 12/1/2049	500	534

Lancaster County Hospital Authority, Health Care Facilities, Moravian Manors, Inc., Project

Series 2019A, Rev., 5.00%, 6/15/2032	545	601

Series 2019A, Rev., 5.00%, 6/15/2033	570	628

Series 2019A, Rev., 5.00%, 6/15/2038	1,110	1,216

Lancaster County Hospital Authority, St. Anne’s Retirement Community, Inc., Project

Rev., 5.00%, 3/1/2040	250	273

Rev., 5.00%, 3/1/2045	500	544

Rev., 5.00%, 3/1/2050	500	542

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	35

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

Luzerne County Industrial Development Authority Rev., AGM, 5.00%, 12/15/2024	70	76

Mercer County Industrial Development Authority, Thiel College Project Rev., 6.13%, 10/1/2050 (b)	2,650	2,735

Montgomery County Higher Education and Health Authority, Arcadia University

Rev., 5.00%, 4/1/2034	275	323

Rev., 4.00%, 4/1/2036	520	564

Rev., 4.00%, 4/1/2037	545	590

Rev., 4.00%, 4/1/2038	695	752

Rev., 4.00%, 4/1/2039	725	783

Northampton County Industrial Development Authority, Morningstar Senior Living, Inc., Project Rev., 5.00%, 11/1/2039	1,000	1,099

Philadelphia Authority for Industrial Development, Independence Charter School West Project

Rev., 4.00%, 6/15/2029	360	377

Rev., 5.00%, 6/15/2039	500	534

Philadelphia Authority for Industrial Development, International Education and Community Initiatives Project Series 2018-A, Rev., 4.50%, 6/1/2029 (b)	700	742

Philadelphia Authority for Industrial Development, MAST Community Charter School II Project

Series 2020A, Rev., 5.00%, 8/1/2030	175	198

Series 2020A, Rev., 5.00%, 8/1/2040	315	363

Philadelphia Authority for Industrial Development, Philadelphia Electrical and Technology Charter School Project

Series 2021A, Rev., 4.00%, 6/1/2041	200	207

Series 2021A, Rev., 4.00%, 6/1/2051	400	408

School District of Philadelphia (The) Series B, GO, AGM, 4.00%, 9/1/2043	1,250	1,395

West Cornwall Township Municipal Authority, Pleasant View Retirement Community Project Rev., 5.00%, 12/15/2038	750	823

West Mifflin School District, Limited Tax

GO, 3.00%, 4/1/2034	1,000	1,048

GO, 3.00%, 4/1/2038	1,400	1,453

Wilkes-Barre Area School District

GO, 3.50%, 4/15/2038	370	395

GO, 3.50%, 4/15/2039	230	245

GO, 3.75%, 4/15/2044	1,000	1,080

Total Pennsylvania		38,107

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Rhode Island — 0.1%

Rhode Island Commerce Corp. Series B, Rev., 5.00%, 7/1/2022	250	253

Rhode Island Student Loan Authority Series 2017A, Rev., AMT, 5.00%, 12/1/2024	100	109

Total Rhode Island		362

South Carolina — 1.4%

South Carolina Jobs-Economic Development Authority, Episcopal Home at Still Hopes Series 2018A, Rev., 5.00%, 4/1/2033	1,485	1,588

South Carolina Jobs-Economic Development Authority, Kiawah Life Plan Village, Inc., Project Rev., 8.75%, 7/1/2025 (b)	300	305

South Carolina Jobs-Economic Development Authority, Lowcountry Leadership Charter School Project

Series 2019A, Rev., 4.00%, 12/1/2029 (b)	1,130	1,183

Series 2019A, Rev., 5.00%, 12/1/2034 (b)	1,405	1,552

Series 2019A, Rev., 5.00%, 12/1/2039 (b)	1,795	1,966

South Carolina Jobs-Economic Development Authority, Woodlands at Furman Project Series 2020A, Rev., 5.00%, 11/15/2029	110	122

Total South Carolina		6,716

South Dakota — 0.1%

South Dakota Health and Educational Facilities Authority, Sanford Health Obligated Group Rev., 5.00%, 11/1/2045	500	552

Tennessee — 1.9%

Chattanooga Health Educational and Housing Facility Board, Commonspirit Health Series 2019A-1, Rev., 4.00%, 8/1/2044	1,000	1,084

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Trevecca Nazarene University Project Series 2021B, Rev., 4.00%, 10/1/2041	730	763

Metropolitan Nashville Airport Authority (The), Subordinate Airport Series 2019B, Rev., AMT, 5.00%, 7/1/2039	625	740

Nashville Metropolitan Development and Housing Agency, Tax Increment, Fifth Broadway Development Project

Rev., 4.50%, 6/1/2028 (b)	500	533

Rev., 5.13%, 6/1/2036 (b)	425	466

Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project

Series 2019A, Rev., 5.75%, 10/1/2049	1,000	1,035

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Tennessee — continued

Series 2019A, Rev., 5.75%, 10/1/2054	1,500	1,547

Series 2019A, Rev., 5.75%, 10/1/2059	3,350	3,434

Total Tennessee		9,602

Texas — 5.0%

Arlington Higher Education Finance Corp., Basis Texas Charter Schools, Inc. Series 2020A, Rev., 4.00%, 6/15/2040 (b)	1,810	1,817

Arlington Higher Education Finance Corp., Newman International Academy

Rev., 5.00%, 8/15/2041	300	317

Rev., 5.00%, 8/15/2051	850	884

Arlington Higher Education Finance Corp., Wayside Schools Series 2021A, Rev., 4.00%, 8/15/2041	305	307

Arlington Higher Education Finance Corp., Winfree Academy Charter Schools

Series 2019A, Rev., 5.15%, 8/15/2029	420	454

Series 2019A, Rev., 5.75%, 8/15/2043	1,000	1,118

Baytown Municipal Development District, Baytown Convention Center Hotel, First Lien Series 2021A, Rev., 4.00%, 10/1/2050	875	903

Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project Rev., 4.00%, 7/15/2045	940	950

City of Houston, Airport System, Subordinate Lien Series 2018D, Rev., 5.00%, 7/1/2028	355	422

City of Houston, Airport System, United Airlines, Inc., Terminal Improvements Projects

Series 2021B-1, Rev., AMT, 4.00%, 7/15/2041	550	568

City of Houston, Combined Utility System, Junior Lien Series A, Rev., AGM, Zero Coupon, 12/1/2027 (d)	30	27

City of Temple, Reinvestment Zone Series 2018A, Rev., 5.00%, 8/1/2028	895	965

Conroe Local Government Corp., Conroe Convention Center Hotel Series 2021A, Rev., 4.00%, 10/1/2050	550	574

Matagorda County Navigation District No.1, Pollution Control, Central Power and Light Co. Project Series 2001A, Rev., 2.60%, 11/1/2029	1,000	1,010

New Hope Cultural Education Facilities Finance Corp., Beta Academy

Series A, Rev., 3.38%, 8/15/2029 (b)	300	303

Series A, Rev., 5.00%, 8/15/2039 (b)	425	445

Series A, Rev., 5.00%, 8/15/2049 (b)	670	697

New Hope Cultural Education Facilities Finance Corp., Cityscape Schools, Inc.

Series 2019A, Rev., 4.00%, 8/15/2029 (b)	330	361

Series 2019A, Rev., 5.00%, 8/15/2039 (b)	610	678

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

New Hope Cultural Education Facilities Finance Corp., Legacy Midtown Park Project Series 2018A, Rev., 5.50%, 7/1/2054	1,000	1,020

New Hope Cultural Education Facilities Finance Corp., Morningside Ministries Project Series 2020A, Rev., 5.00%, 1/1/2035	865	938

Rev., 4.00%, 1/1/2037 (f)	625	618

Series 2020A, Rev., 5.00%, 1/1/2040	790	852

Series 2020A, Rev., 5.00%, 1/1/2055	2,000	2,138

New Hope Cultural Education Facilities Finance Corp., Presbyterian Village North Project Rev., 5.00%, 10/1/2039	1,000	1,055

New Hope Cultural Education Facilities Finance Corp., Quality Senior Housing Foundation Series 2019A-1, Rev., 5.00%, 12/1/2039	1,420	1,524

New Hope Cultural Education Facilities Finance Corp., Wesleyan Homes, Inc., Project

Rev., 4.00%, 1/1/2029	300	295

Rev., 5.00%, 1/1/2039	205	208

Newark Higher Education Finance Corp., Austin Achieve Public Schools, Inc.

Rev., 4.25%, 6/15/2028	135	136

Rev., 5.00%, 6/15/2033	150	151

Rev., 5.00%, 6/15/2038	250	252

San Antonio Education Facilities Corp., Hallmark University Project Series 2021A, Rev., 5.00%, 10/1/2051	500	510

San Antonio Education Facilities Corp., University of the Incarnate Word Project Series 2021A, Rev., 4.00%, 4/1/2046	1,000	1,063

Tarrant County Cultural Education Facilities Finance Corp., Cook Children’s Medical Center Series A, Rev., 5.25%, 12/1/2039	170	181

Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility, MRC Stevenson Oaks Project Series 2020A, Rev., 6.25%, 11/15/2031	500	567

Uptown Development Authority, Tax Increment Contract Rev., 4.00%, 9/1/2035	500	559

Total Texas		24,867

Utah — 3.4%

Mida Golf and Equestrian Center Public Infrastructure District, Limited Tax

GO, 4.13%, 6/1/2036 (b)	895	842

GO, 4.25%, 6/1/2041 (b)	1,100	1,022

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	37

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utah — continued

Mida Mountain Village Public Infrastructure District, Mountain Village Assessment Area

Series 2020B, Rev., 6.25%, 8/1/2030 (b)	1,000	1,018

Series 2020A, Rev., 4.50%, 8/1/2040	1,000	1,070

Rev., 4.00%, 8/1/2050 (b)	1,750	1,658

Military Installation Development Authority, Tax Allocation and Hotel Tax

Series 2021A-1, Rev., 4.00%, 6/1/2036	500	486

Series 2021A-1, Rev., 4.00%, 6/1/2041	500	476

UIPA Crossroads Public Infrastructure District, Tax Differential Rev., 4.13%, 6/1/2041 (b)	1,000	945

Utah Charter School Finance Authority, Mountain West Montessori Academy Project

Series 2020A, Rev., 3.13%, 6/15/2029 (b)	650	653

Series 2020A, Rev., 5.00%, 6/15/2039 (b)	475	516

Series 2020A, Rev., 5.00%, 6/15/2049 (b)	825	882

Utah Charter School Finance Authority, Summit Academy Incorporated

Series A, Rev., 4.00%, 4/15/2032	250	278

Series A, Rev., 4.00%, 4/15/2033	260	288

Series A, Rev., 5.00%, 4/15/2034	235	276

Series A, Rev., 5.00%, 4/15/2039	700	817

Utah Charter School Finance Authority, The Freedom Academy Foundation, St. George Campus Project

Series 2021A, Rev., 5.00%, 6/15/2041 (b)	870	954

Series 2021A, Rev., 5.00%, 6/15/2052 (b)	1,295	1,399

Utah Infrastructure Agency, Tax-Exempt Telecommunications

Rev., 4.00%, 10/15/2033	500	550

Rev., 4.00%, 10/15/2036	500	547

Rev., 4.00%, 10/15/2039	700	762

Rev., 4.00%, 10/15/2041	250	273

Rev., 4.00%, 10/15/2042	475	515

Utah Transit Authority, Sales Tax

Series C, Rev., AGM, 5.25%, 6/15/2025	40	44

Series 2006C, Rev., AGM, 5.25%, 6/15/2032	450	576

Total Utah		16,847

Vermont — 0.1%

Vermont Student Assistance Corp., Education Loan

Series 2018A, Rev., AMT, 4.00%, 6/15/2032	105	108

Series 2018A, Rev., AMT, 4.00%, 6/15/2033	135	138

Series 2018A, Rev., AMT, 4.00%, 6/15/2034	110	113

Total Vermont		359

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Virginia — 3.3%

Chesapeake Hospital Authority, Regional Medical Center

Rev., 4.00%, 7/1/2035	1,000	1,114

Rev., 4.00%, 7/1/2036	1,175	1,308

Rev., 4.00%, 7/1/2037	1,205	1,340

Danville Industrial Development Authority, Averett University Series 2017A, Rev., 4.75%, 10/1/2032	760	782

Fredericksburg Economic Development Authority, Stadium Project

Series 2021A-1, Rev., 7.00%, 11/15/2026 (b)	685	687

Series B, Rev., 6.13%, 9/1/2029 (b)	1,895	1,800

Series B, Rev., 7.00%, 9/1/2044 (b)	1,000	912

Norfolk Redevelopment and Housing Authority, Fort Norfolk Retirement Community, Harbors Edge Project Series 2019A, Rev., 4.38%, 1/1/2039	1,400	1,472

Roanoke County Economic Development Authority, Residential Care Facility, Richfield Living

Series 2019A, Rev., 4.75%, 9/1/2029	1,000	936

Series 2020, Rev., 4.30%, 9/1/2030	770	690

Series 2019A, Rev., 5.00%, 9/1/2034	2,000	1,823

Series 2020, Rev., 5.00%, 9/1/2040	1,640	1,430

Roanoke Economic Development Authority, Carilion Clinic Obligated Group Series 2020A, Rev., 5.00%, 7/1/2047	1,550	2,159

Total Virginia		16,453

Washington — 2.2%

Pend Oreille County, Public Hospital District No. 1, Unlimited Tax

GO, 5.00%, 12/1/2033	1,000	1,108

GO, 5.00%, 12/1/2038	1,255	1,385

Washington Health Care Facilities Authority, Commonspirit Health Series 2019A-1, Rev., 4.00%, 8/1/2044	1,000	1,084

Washington Higher Education Facilities Authority, Seattle University Project

Rev., 3.50%, 5/1/2039	300	315

Rev., 3.63%, 5/1/2040	800	843

Rev., 4.00%, 5/1/2045	500	546

Washington State Housing Finance Commission, Judson Park Project

Rev., 4.00%, 7/1/2028 (b)	535	548

Rev., 5.00%, 7/1/2033 (b)	535	566

Rev., 5.00%, 7/1/2038 (b)	300	315

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Washington — continued

Washington State Housing Finance Commission, The Heart Stone Project

Series 2018A, Rev., 4.50%, 7/1/2028 (b)	965	1,006

Series 2018A, Rev., 5.00%, 7/1/2038 (b)	825	857

Washington State Housing Finance Commission, Transforming Age Projects

Series 2019A, Rev., 5.00%, 1/1/2034 (b)	745	799

Series 2019A, Rev., 5.00%, 1/1/2039 (b)	1,495	1,589

Total Washington		10,961

West Virginia — 0.6%

West Virginia Hospital Finance Authority, Charleston Area Medical Center, Inc.

Series 2019A, Rev., 5.00%, 9/1/2038	1,250	1,482

Series 2019A, Rev., 5.00%, 9/1/2039	1,400	1,657

Total West Virginia		3,139

Wisconsin — 6.0%

Public Finance Authority, Blue Ridge Healthcare Facilities

Series 2020A, Rev., 4.00%, 1/1/2045	750	820

Series 2020A, Rev., 3.00%, 1/1/2050	750	714

Public Finance Authority, Carson Valley Medical Center Series 2021A, Rev., 4.00%, 12/1/2041	500	558

Public Finance Authority, Cedars Obligated Group Rev., 4.25%, 5/1/2029 (b)	960	914

Public Finance Authority, Community School of Davidson Project

Rev., 3.75%, 10/1/2023	155	157

Rev., 5.00%, 10/1/2033	775	858

Public Finance Authority, Coral Academy of Science

Series 2019A, Rev., 5.00%, 6/1/2029 (b)	370	402

Series 2019A, Rev., 5.00%, 6/1/2039 (b)	710	766

Public Finance Authority, ENO River Academy Project

Series 2020A, Rev., 4.00%, 6/15/2030 (b)	235	248

Series 2020A, Rev., 5.00%, 6/15/2040 (b)	410	449

Series 2020A, Rev., 5.00%, 6/15/2054 (b)	685	738

Public Finance Authority, First Mortgage Southminster, Inc. Rev., 4.25%, 10/1/2038 (b)	2,000	2,008

Public Finance Authority, Minnesota College of Osteopathic Medicine

Series 2019A-1, Rev., 5.50%, 12/1/2048 (b)(g)	17	9

Series 2019A-2, Rev., 7.25%, 12/1/2048 (b)(g)	46	23

Public Finance Authority, Piedmont Community Charter School

Rev., 5.00%, 6/15/2027	160	181

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — continued

Rev., 5.00%, 6/15/2028	505	578

Rev., 5.00%, 6/15/2034	215	248

Rev., 5.00%, 6/15/2039	390	446

Rev., 5.00%, 6/15/2049	1,000	1,127

Public Finance Authority, Presbyterian Villages of Michigan Obligated Group Rev., 4.00%, 11/15/2042 (b)	3,955	3,706

Public Finance Authority, Ripple Ranch, LLC Obligate Series 2021A, Rev., 5.25%, 12/1/2051 (b)	800	685

Public Finance Authority, Roseman University of Health Sciences Project

Rev., 5.00%, 4/1/2030 (b)	500	562

Rev., 5.00%, 4/1/2040 (b)	2,155	2,409

Rev., 4.00%, 4/1/2042 (b)	500	514

Public Finance Authority, Triad Educational Services, Inc.

Series 2021A, Rev., 4.00%, 6/15/2051	1,870	1,975

Series 2021A, Rev., 4.00%, 6/15/2061	2,250	2,343

Public Finance Authority, Ultimate Medical Academy Project Series 2019A, Rev., 5.00%, 10/1/2034 (b)	500	565

Public Finance Authority, Vitcus Group Project

Series 2022B, Rev., 5.00%, 12/1/2024 (b)(f)	215	215

Series 2022A, Rev., 4.00%, 12/1/2031 (b)(f)	400	401

Public Finance Authority, Wilson Preparatory Academy

Series 2019A, Rev., 4.13%, 6/15/2029 (b)	475	499

Series 2019A, Rev., 5.00%, 6/15/2039 (b)	500	539

Series 2019A, Rev., 5.00%, 6/15/2049 (b)	1,100	1,175

Wisconsin Health and Educational Facilities Authority, Rogers Memorial Hospital, Inc.

Series B, Rev., 5.00%, 7/1/2038	150	169

Series A, Rev., 5.00%, 7/1/2044	210	236

Wisconsin Health and Educational Facilities Authority, St. Camillus Health System

Series 2019A, Rev., 5.00%, 11/1/2026	355	387

Series 2019A, Rev., 5.00%, 11/1/2027	370	407

Series 2019A, Rev., 5.00%, 11/1/2028	470	520

Series 2019A, Rev., 5.00%, 11/1/2029	315	347

Series 2019A, Rev., 5.00%, 11/1/2030	515	566

Total Wisconsin		29,464

Total Municipal Bonds (Cost $484,228)		489,445

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	39

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.5%

Investment Companies — 0.5%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.04% (h) (i) (Cost $2,496)	2,496	2,497

Total Investments — 99.9% (Cost $486,724)		491,942
Other Assets Less Liabilities — 0.1%		694

NET ASSETS — 100.0%		492,636

Percentages indicated are based on net assets.

Abbreviations
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COP	Certificate of Participation
CR	Custodial Receipts
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
NATL	Insured by National Public Finance Guarantee Corp.
RE	Reinsured
Rev.	Revenue

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.
(d)	Security is prerefunded or escrowed to maturity.
(e)	Amount rounds to less than 0.1% of net assets.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Defaulted security.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 28, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 97.4% (a)

Alabama — 3.5%

Alabama Community College System ACCS Enhancements Fee Rev., AGM, 4.00%, 9/1/2035	160	184

Alabama Federal Aid Highway Finance Authority

Rev., 5.00%, 9/1/2023 (b)	20	21

Series B, Rev., 5.00%, 9/1/2023 (b)	30	32

Series A, Rev., 5.00%, 9/1/2027 (b)	25	30

Alabama Public School and College Authority, Capital Improvement

Series 2014-B, Rev., 5.00%, 1/1/2023	50	52

Series 2014-A, Rev., 5.00%, 2/1/2025	2,000	2,143

Series 2019A, Rev., 4.00%, 5/1/2033	85	96

Alabama Special Care Facilities Financing Authority-Birmingham, Children’s Hospital Health Care Facility Rev., 5.00%, 6/1/2023	115	121

Birmingham Airport Authority

Rev., 5.00%, 7/1/2028	350	416

Rev., 5.00%, 7/1/2029	375	455

Rev., 5.00%, 7/1/2030	250	308

Rev., 5.00%, 7/1/2031	175	215

Rev., 5.00%, 7/1/2032	150	184

Black Belt Energy Gas District, Gas Prepay Series 2018A, Rev., 4.00%, 12/1/2023 (c)	5,500	5,713

Black Belt Energy Gas District, Gas Project No. 7 Series 2021C-1, Rev., 4.00%, 12/1/2026 (c)	3,200	3,452

Black Belt Energy Gas District, Gas Project No. 8 Series 2022A, Rev., 4.00%, 12/1/2029 (c)	2,290	2,540

City of Birmingham, Warrant

Series 2018B, GO, 4.00%, 12/1/2032	570	642

Series 2018B, GO, 4.00%, 12/1/2033	375	423

Series 2018B, GO, 4.00%, 12/1/2034	510	575

Series 2018B, GO, 4.00%, 12/1/2035	500	563

City of Huntsville, Electric System, Warrants Series A, Rev., 5.00%, 12/1/2023	35	37

City of Huntsville, Warrants

Series 2018-A, GO, 5.00%, 5/1/2030	2,765	3,275

Series A, GO, 5.00%, 5/1/2031	3,035	3,600

Series 2018-A, GO, 5.00%, 5/1/2033	70	83

City of Madison, Warrants GO, 5.00%, 4/1/2023	25	26

County of Mobile, Warrants

Series C, GO, 5.00%, 8/1/2022 (b)	25	25

GO, 5.00%, 2/1/2033	25	30

DeKalb-Jackson Water Supply District, Inc. Series 2021A, Rev., 4.00%, 7/1/2031	650	737

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Alabama — continued

Infirmary Health System Special Care Facilities Financing Authority of Mobile, Infirmary Health System, Inc. Series 2016A, Rev., 5.00%, 2/1/2025	320	351

Lower Alabama Gas District (The), Gas Project Rev., 4.00%, 12/1/2025 (c)	32,500	34,942

Montgomery County Public Building Authority, Facilities Project

Rev., 5.00%, 3/1/2024 (b)	7,500	8,067

Rev., 5.00%, 3/1/2026	1,735	1,858

Shelby County Board of Education, Special Tax 5.00%, 2/1/2025	50	55

Southeast Alabama Gas Supply District (The), Project No. 1

Series 2018A, Rev., 4.00%, 4/1/2024 (c)	34,000	35,505

Series 2018A, Rev., 5.00%, 4/1/2024	20,845	22,294

Southeast Alabama Gas Supply District (The), Project No. 2 Series 2018A, Rev., 4.00%, 6/1/2024 (c)	16,015	16,785

Southeast Energy Authority A Cooperative District, Project No. 2 Series 2021B, Rev., 4.00%, 12/1/2031 (c)	9,050	10,267

UAB Medicine Finance Authority Series 2019B, Rev., 5.00%, 9/1/2035	55	67

University of West Alabama, General Fee

Rev., AGM, 5.00%, 1/1/2028	200	231

Rev., AGM, 5.00%, 1/1/2029	200	236

Rev., AGM, 5.00%, 1/1/2030	200	239

Water Works Board of the City of Birmingham (The) Series 2016A, Rev., 5.00%, 1/1/2030	150	175

Total Alabama		157,050

Alaska — 0.2%

Alaska Housing Finance Corp., State Capital Project Series 2019B, Rev., 5.00%, 6/1/2026	20	23

Alaska Industrial Development and Export Authority, Tanana Chiefs Conference Project

Series 2019A, Rev., 5.00%, 10/1/2024	800	868

Series 2019A, Rev., 5.00%, 10/1/2025	1,325	1,473

Series 2019A, Rev., 5.00%, 10/1/2026	1,385	1,577

Series 2019A, Rev., 5.00%, 10/1/2027	1,455	1,692

Series 2019A, Rev., 5.00%, 10/1/2028	1,530	1,812

Municipality of Anchorage, Schools Series C, GO, 5.00%, 9/1/2028	1,675	2,021

Total Alaska		9,466

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	41

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Arizona — 1.7%

Arizona Department of Transportation State Highway Fund Rev., 5.00%, 7/1/2031	25	29

Arizona Industrial Development Authority, Aliante & Skye Canyon Campus Project

Series 2021A, Rev., 3.00%, 12/15/2031 (d)	265	257

Series 2021A, Rev., 4.00%, 12/15/2041 (d)	250	257

Arizona Industrial Development Authority, Children’s National Medical Center

Series 2020A, Rev., 4.00%, 9/1/2035	200	228

Series 2020A, Rev., 4.00%, 9/1/2036	355	405

Series 2020A, Rev., 4.00%, 9/1/2037	820	937

Series 2020A, Rev., 4.00%, 9/1/2039	810	918

Series 2020A, Rev., 4.00%, 9/1/2046	2,750	3,055

Arizona Industrial Development Authority, Doral Academy of Northern Nevada Project

Series 2021A, Rev., 4.00%, 7/15/2026 (d)	115	121

Series 2021A, Rev., 4.00%, 7/15/2027 (d)	120	127

Series 2021A, Rev., 4.00%, 7/15/2028 (d)	200	212

Series 2021A, Rev., 4.00%, 7/15/2029 (d)	200	212

Series 2021A, Rev., 4.00%, 7/15/2030 (d)	200	211

Series 2021A, Rev., 4.00%, 7/15/2031 (d)	215	224

Series 2021A, Rev., 4.00%, 7/15/2032 (d)	225	234

Series 2021A, Rev., 4.00%, 7/15/2033 (d)	180	187

Series 2021A, Rev., 4.00%, 7/15/2034 (d)	200	207

Series 2021A, Rev., 4.00%, 7/15/2035 (d)	250	259

Series 2021A, Rev., 4.00%, 7/15/2037 (d)	270	279

Series 2021A, Rev., 4.00%, 7/15/2041 (d)	135	138

Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project

Series 2019A, Rev., 5.00%, 1/1/2023	610	610

Series 2019A, Rev., 5.00%, 1/1/2024	1,475	1,473

Series 2019A, Rev., 5.00%, 1/1/2025	1,800	1,791

Series 2019A, Rev., 5.00%, 1/1/2026	1,875	1,857

Series 2019A, Rev., 5.00%, 1/1/2027	1,850	1,816

Series 2019A, Rev., 5.00%, 1/1/2028	1,500	1,461

Series 2019A, Rev., 5.00%, 1/1/2029	660	638

Series 2019A, Rev., 5.00%, 1/1/2030	3,670	3,525

Series 2019A, Rev., 4.00%, 1/1/2031	4,100	3,614

Series 2019A, Rev., 4.00%, 1/1/2032	4,265	3,701

Series 2019A, Rev., 4.00%, 1/1/2033	4,440	3,793

Series 2019A, Rev., 5.00%, 1/1/2034	1,770	1,689

Series 2019A, Rev., 5.00%, 1/1/2035	2,285	2,165

Series 2019A, Rev., 5.00%, 1/1/2036	1,835	1,720

Series 2019A, Rev., 5.00%, 1/1/2037	500	468

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued

Series 2019A, Rev., 5.00%, 1/1/2038	500	466

Series 2019A, Rev., 4.25%, 1/1/2039	545	454

Series 2019A, Rev., 4.25%, 1/1/2040	1,320	1,093

Series 2019A, Rev., 5.00%, 1/1/2043	1,750	1,590

Arizona Industrial Development Authority, Macombs Facility Project

Series 2021A, Rev., 5.00%, 7/1/2032	165	193

Series 2021A, Rev., 5.00%, 7/1/2033	160	187

Series 2021A, Rev., 4.00%, 7/1/2034	165	179

Series 2021A, Rev., 4.00%, 7/1/2035	180	195

Series 2021A, Rev., 4.00%, 7/1/2036	155	167

Series 2021A, Rev., 4.00%, 7/1/2041	365	390

Arizona Industrial Development Authority, Pebble Campus Project

Series 2020A, Rev., 4.00%, 7/15/2030 (d)	250	265

Series 2020A, Rev., 5.00%, 7/15/2040 (d)	415	458

Arizona State University

Series 2016C, Rev., 5.00%, 7/1/2032	50	57

Series 2017B, Rev., 5.00%, 7/1/2034	920	1,079

Series 2017B, Rev., 5.00%, 7/1/2035	1,000	1,172

Series 2016B, Rev., 5.00%, 7/1/2042	30	34

Arizona Transportation Board, Excise Tax, Maricopa County Regional Area Road Fund Rev., 5.00%, 7/1/2023	95	100

Arizona Water Infrastructure Finance Authority Series 2014A, Rev., 5.00%, 10/1/2026	5,910	6,467

City of Cottonwood Rev., AGM, 5.00%, 7/1/2026	10	11

City of Glendale, Water and Sewer Rev., 5.00%, 7/1/2028	1,000	1,014

City of Mesa GO, 4.00%, 7/1/2033	30	34

City of Mesa, Utility System

Series 2019C, Rev., 5.00%, 7/1/2023	30	32

Series 2019A, Rev., 5.00%, 7/1/2029	40	49

Rev., 4.00%, 7/1/2031	50	55

Series 2019A, Rev., 5.00%, 7/1/2031	25	31

Series 2019A, Rev., 5.00%, 7/1/2033	25	30

City of Phoenix Civic Improvement Corp., Civic Plaza Expansion Series 2005B, Rev., BHAC-CR, FGIC, 5.50%, 7/1/2035	75	102

City of Phoenix Civic Improvement Corp., Junior Lien, Airport System

Rev., 5.00%, 7/1/2022	25	25

Rev., 5.00%, 7/1/2023	25	27

Series 2017D, Rev., 5.00%, 7/1/2024	275	298

Series 2017D, Rev., 5.00%, 7/1/2029	190	222

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Arizona — continued

City of Phoenix Civic Improvement Corp., Senior Lien, Airport System

Series 2017B, Rev., 5.00%, 7/1/2027	150	176

Rev., AMT, 5.00%, 7/1/2037	1,000	1,166

City of Scottsdale, Water and Sewer System Rev., 5.25%, 7/1/2023	1,875	1,982

City of Surprise Rev., 5.00%, 7/1/2025	20	22

County of Pima, Sewer System Rev., 5.00%, 7/1/2023	30	32

County of Pinal Rev., 4.00%, 8/1/2037	75	85

Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2028	700	818

Series 2018A, Rev., 5.00%, 7/1/2029	1,300	1,512

Industrial Development Authority of the County of Yavapai (The), Regional Medical Center Series 2013A, Rev., 5.25%, 8/1/2033	1,000	1,055

Kyrene Elementary School District No. 28, School Improvement Project Series 2019A, GO, 5.00%, 7/1/2029	55	66

Maricopa County Elementary School District No. 92 Pendergast Elementary, School Improvement, Project of 2016 Series 2016A, GO, 5.00%, 7/1/2023	20	21

Maricopa County High School District No. 214 Tolleson Union High School, School Improvement, Project of 2017 Series 2017B, GO, 5.00%, 7/1/2026	20	23

Maricopa County Industrial Development Authority, HonorHealth

Series 2019A, Rev., 5.00%, 9/1/2033	500	598

Series 2019A, Rev., 5.00%, 9/1/2034	1,000	1,196

Series 2019A, Rev., 5.00%, 9/1/2035	1,000	1,194

Maricopa County Industrial Development Authority, Ottawa University

Rev., 5.00%, 10/1/2026 (d)	150	158

Rev., 5.13%, 10/1/2030 (d)	215	241

Maricopa County Special Health Care District, Integrated Health Services

Series 2018C, GO, 5.00%, 7/1/2031	25	30

Series 2018C, GO, 5.00%, 7/1/2033	25	30

Maricopa County Unified School District No. 48 Scottsdale, School Improvement, Project of 2016 Series 2017B, GO, 5.00%, 7/1/2031	25	29

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued

Maricopa County Unified School District No. 95, Queen Creek, School Improvement

GO, 5.00%, 7/1/2028	225	254

GO, 5.00%, 7/1/2029	500	565

Maricopa County Unified School District No. 97 Deer Valley, School Improvement, Project of 2013 Series 2019E, GO, 5.00%, 7/1/2027	50	59

Maricopa County Unified School District No. 9-Wickenburg, School Improvement Series 2017A, GO, AGM, 4.00%, 7/1/2023	50	52

Maricopa County Union High School District No. 216 Agua Fria, School Improvement

GO, 4.00%, 7/1/2034	50	57

GO, 4.00%, 7/1/2036	90	103

Mohave County Unified School District No. 1 Lake Havasu, School Improvement, Project of 2016 Series 2017A, GO, 4.00%, 7/1/2030	30	33

Pima County Community College District Rev., 5.00%, 7/1/2030	60	72

Pima County Elementary School District No. 39 Continental, School Improvement, Project of 2010 Series B, GO, AGM, 3.75%, 7/1/2029	20	20

Pinal County School District No. 1 Florence GO, 5.00%, 7/1/2023	70	74

Regional Public Transportation Authority, Transportation Excise Tax, Maricopa County Public Transportation Fund Rev., 5.25%, 7/1/2025	1,000	1,091

Salt River Project Agricultural Improvement and Power District, Arizona Salt River Project

Series 2016A, Rev., 5.00%, 1/1/2036	7,000	8,100

Series 2019A, Rev., 5.00%, 1/1/2037	55	67

Scottsdale Municipal Property Corp., Excise Tax Rev., 5.00%, 7/1/2026	1,570	1,809

University of Arizona (The) Rev., 5.00%, 6/1/2026	10	11

University of Arizona (The), Stimulus Plan for Economic and Educational Development Series 2020A, Rev., 5.00%, 8/1/2036	75	93

Total Arizona		78,188

Arkansas — 0.0% (e)

State of Arkansas, Federal Highway GO, 5.00%, 10/1/2025	10	11

University of Arkansas, Various Facility Fayetteville Campus Series 2014A, Rev., 4.50%, 11/1/2024 (b)	45	49

Total Arkansas		60

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	43

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — 9.8%

Alameda County Joint Powers Authority, Multiple Capital Projects

Series 2013A, Rev., 5.25%, 12/1/2025	75	81

Series 2013A, Rev., 5.25%, 12/1/2027	50	53

Anaheim Public Financing Authority, Public Improvement Project Series 1997C, Rev., AGM, Zero Coupon, 3/1/2037 (b)	30	21

Anaheim Union High School District

GO, 5.00%, 8/1/2022	25	25

GO, 5.00%, 8/1/2025	65	71

Antelope Valley Union High School District GO, 4.00%, 8/1/2022	55	56

Arcadia Unified School District GO, 4.00%, 8/1/2038	9,385	10,170

Banning Unified School District GO, AGM, 5.00%, 8/1/2027	100	115

Bay Area Toll Authority, Toll Bridge

Series 2019S-H, Rev., 5.00%, 4/1/2029 (b)	50	61

Series 2017S-7, Rev., 4.00%, 4/1/2033	35	39

Bay Area Water Supply and Conservation Agency Series 2013A, Rev., 5.00%, 10/1/2026	60	63

Belmont Joint Powers Financing Authority Rev., 5.00%, 8/1/2024	20	22

Beverly Hills Unified School District, Election of 2008 GO, 5.00%, 8/1/2026	30	34

Brentwood Union School District, Election of 2016 GO, 5.00%, 8/1/2031	20	23

California Community College Financing Authority, West Valley Mission Community College District Rev., 5.00%, 6/1/2025 (b)	55	62

California Community Housing Agency, Fountains at Emerald Park Series 2021A-2, Rev., 4.00%, 8/1/2046 (d)	2,965	2,677

California County Tobacco Securitization Agency, Los Angeles County Securitization Corp.

Series 2020A, Rev., 5.00%, 6/1/2024	350	374

Series 2020A, Rev., 5.00%, 6/1/2027	400	457

Series 2020A, Rev., 5.00%, 6/1/2029	400	472

Series 2020A, Rev., 5.00%, 6/1/2030	250	299

Series 2020A, Rev., 5.00%, 6/1/2031	250	298

Series 2020A, Rev., 5.00%, 6/1/2032	250	297

Series 2020A, Rev., 5.00%, 6/1/2033	300	355

Series 2020A, Rev., 4.00%, 6/1/2034	200	220

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

California Educational Facilities Authority, Claremont McKenna College

Series 2015A, Rev., 4.00%, 1/1/2026 (b)	3,000	3,295

Series 2015A, Rev., 5.00%, 1/1/2026 (b)	7,515	8,533

California Educational Facilities Authority, Pepperdine University Rev., 5.00%, 9/1/2022 (b)	315	322

California Educational Facilities Authority, Santa Clara University Series 2017B, Rev., 5.00%, 4/1/2035	80	93

California Health Facilities Financing Authority, Cedars-Sinai Medical Center

Series A, Rev., 5.00%, 8/15/2026	45	52

Rev., 5.00%, 11/15/2027	6,250	7,052

California Health Facilities Financing Authority, Children’s Hospital Series 2019A, Rev., 5.00%, 11/1/2024	30	33

California Health Facilities Financing Authority, Kaiser Permanente Series 2017A, Subseries 2017A-2, Rev., 4.00%, 11/1/2038	4,000	4,453

California Health Facilities Financing Authority, Memorial Health Services Series 2012A, Rev., 5.00%, 10/1/2026	1,500	1,536

California Health Facilities Financing Authority, On Lok Senior Health Service

Rev., 3.00%, 8/1/2024	100	103

Rev., 3.00%, 8/1/2025	50	52

Rev., 3.00%, 8/1/2027	150	158

Rev., 3.00%, 8/1/2028	130	138

Rev., 3.00%, 8/1/2029	150	160

Rev., 5.00%, 8/1/2040	600	708

California Health Facilities Financing Authority, Sutter Health

Series 2016A, Rev., 3.25%, 11/15/2025 (b)	1,425	1,518

Series 2016A, Rev., 5.00%, 11/15/2025 (b)	1,550	1,751

Series 2017A, Rev., 5.00%, 11/15/2031	110	130

Series 2017A, Rev., 5.00%, 11/15/2032	25	29

Series 2017A, Rev., 5.00%, 11/15/2033	50	59

Series 2018A, Rev., 5.00%, 11/15/2035	25	29

Series 2018A, Rev., 5.00%, 11/15/2036	35	41

California Infrastructure and Economic Development Bank, Academy of Motion Picture Arts and Sciences Obligated Group Series 2015A, Rev., 5.00%, 11/1/2026	1,000	1,065

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

California Infrastructure and Economic Development Bank, Clean Water State Revolving Fund

Rev., 5.00%, 10/1/2026	60	69

Rev., 5.00%, 10/1/2032	25	29

California Infrastructure and Economic Development Bank, Independent System Operator Corp. Project Rev., 5.00%, 2/1/2023 (b)	15	16

California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Series 2015A, Rev., 5.00%, 10/1/2025 (b)	185	209

California Municipal Finance Authority, California Lutheran University

Rev., 5.00%, 10/1/2026	150	171

Rev., 5.00%, 10/1/2027	150	174

Rev., 5.00%, 10/1/2028	150	178

California Municipal Finance Authority, Civic Center Infrastructure Improvement Program

Rev., 5.00%, 6/1/2023	80	84

Rev., 5.00%, 6/1/2027	75	88

California Municipal Finance Authority, Community Health System

Series 2021A, Rev., 5.00%, 2/1/2034	1,000	1,257

Series 2021A, Rev., 5.00%, 2/1/2035	1,000	1,253

California Municipal Finance Authority, Community Medical Center

Series 2017A, Rev., 5.00%, 2/1/2028	900	1,043

Series 2017A, Rev., 5.00%, 2/1/2029	1,250	1,447

California Municipal Finance Authority, Electric Utility Distribution System Rev., 5.00%, 10/1/2022	25	26

California Municipal Finance Authority, Linxs Apartments Project, Senior Lien

Series 2018A, Rev., AMT, AGM, 3.25%, 12/31/2032	6,680	7,004

Series 2018A, Rev., AMT, AGM, 3.50%, 12/31/2035	4,555	4,804

California Municipal Finance Authority, San Antonio Gardens Project

Series 2022B2, Rev., 2.13%, 11/15/2026	410	404

Series 2022B1, Rev., 2.75%, 11/15/2027	160	157

California Public Finance Authority, Enso Village Project

Series 2021B-3, Rev., 2.13%, 11/15/2027 (d)	6,240	6,237

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

Series 2021B-2, Rev., 2.38%, 11/15/2028 (d)	1,800	1,801

Series 2021B-1, Rev., 3.13%, 5/15/2029 (d)	400	401

Series 2021A, Rev., 5.00%, 11/15/2036 (d)	400	449

Series 2021A, Rev., 5.00%, 11/15/2046 (d)	525	576

California Public Finance Authority, Henry Mayo Newhall Hospital

Rev., 4.00%, 10/15/2025	250	270

Rev., 4.00%, 10/15/2026	415	456

Rev., 4.00%, 10/15/2027	400	446

Rev., 4.00%, 10/15/2028	360	406

Rev., 5.00%, 10/15/2029	700	802

Rev., 5.00%, 10/15/2030	500	572

Rev., 4.00%, 10/15/2031 (c)	345	398

Rev., 5.00%, 10/15/2031	535	611

California School Finance Authority, Kipp Socal Projects Series 2020A, Rev., 4.00%, 7/1/2040 (d)	505	552

California State Public Works Board, California State University, Various Capital Projects Series C, Rev., 5.00%, 3/1/2032	3,025	3,496

California State Public Works Board, California State University, Various University Projects Series 2013H, Rev., 5.00%, 9/1/2023 (b)	13,405	14,198

California State Public Works Board, State Office Buildings

Series F, Rev., 5.00%, 5/1/2026	3,100	3,442

Series F, Rev., 5.00%, 5/1/2027	5,000	5,549

California State University, Systemwide

Series 2012A, Rev., 4.00%, 11/1/2022 (b)	145	148

Series 2017A, Rev., 5.00%, 11/1/2034	2,875	3,347

Series 2016A, Rev., 5.00%, 11/1/2045	30	34

California Statewide Communities Development Authority, Emanate Health, Tax-Exempt

Series 2020A, Rev., 5.00%, 4/1/2031	365	449

Series 2020A, Rev., 5.00%, 4/1/2032	900	1,105

Series 2020A, Rev., 5.00%, 4/1/2033	2,880	3,530

Series 2020A, Rev., 5.00%, 4/1/2034	1,910	2,340

Series 2020A, Rev., 5.00%, 4/1/2035	650	795

California Statewide Communities Development Authority, Los Angeles Jewish Home Series 2019B, Rev., 4.00%, 11/15/2023	100	105

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	45

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

California Statewide Communities Development Authority, San Francisco Campus for Jewish Living Project

Rev., 4.00%, 11/1/2030	145	167

Rev., 4.00%, 11/1/2033	415	480

Rev., 4.00%, 11/1/2034	435	502

Rev., 4.00%, 11/1/2035	450	519

Rev., 4.00%, 11/1/2041	1,740	1,975

Calleguas Municipal Water District Series 2016A, Rev., 5.00%, 7/1/2023	35	37

Capistrano Unified School District Community Facilities District No. 90-2, Special Tax Rev., AGM, 4.00%, 9/1/2023	35	36

Castaic Lake Water Agency, Capital Appreciation, Water System Improvement Project Series 1999A, COP, AMBAC, Zero Coupon, 8/1/2025	10,445	9,864

Central Unified School District GO, 5.00%, 8/1/2025	110	124

Cerritos Community College District Series A, GO, 5.00%, 8/1/2029	45	49

Chaffey Community College District GO, 5.00%, 6/1/2022	25	25

Chino Valley Unified School District GO, 5.00%, 8/1/2022	60	61

Chula Vista Municipal Financing Authority Rev., 5.00%, 5/1/2025	15	17

Citrus Community College District Series A, GO, 5.00%, 8/1/2023	20	21

City of Alameda GO, 4.00%, 8/1/2033	10	10

City of Brea, Water Utility

Rev., 5.00%, 7/1/2025	25	28

Rev., 5.00%, 7/1/2028	90	109

City of Gilroy, Wastewater Rev., 5.00%, 8/1/2022	55	56

City of Los Alamitos COP, 5.00%, 10/1/2023	25	27

City of Los Angeles Department of Airports, International Airport Senior Series A, Rev., AMT, 5.00%, 5/15/2028	135	148

City of Los Angeles Department of Airports, International Airport Subordinate

Series 2021D, Rev., AMT, 5.00%, 5/15/2032	2,000	2,486

Series 2019C, Rev., 5.00%, 5/15/2033	45	54

City of Los Angeles, Wastewater System

Subseries B, Rev., 5.00%, 6/1/2023	120	126

Series 2013A, Rev., 5.00%, 6/1/2026	12,500	13,102

Series C, Rev., 5.00%, 6/1/2026	2,000	2,022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

City of Oakland Series 2015A, GO, 5.00%, 1/15/2023	25	26

City of Pasadena Series 2016A, Rev., 5.00%, 6/1/2031	25	28

City of Richmond, Wastewater Series 2019B, Rev., 5.00%, 8/1/2023	40	42

City of San Francisco, Public Utilities Commission Subseries A, Rev., 5.00%, 11/1/2035	1,500	1,729

City of San Jose, Disaster Preparedness, Public Safety and Infrastructure Series 2019A-1, GO, 5.00%, 9/1/2036	25	31

City of San Jose, Libraries, Parks and Public Safety Projects

Series 2019C, GO, 5.00%, 9/1/2028	50	61

Series 2019C, GO, 5.00%, 9/1/2032	100	122

City of Santa Rosa, Wastewater

Series 2014A, Rev., 5.00%, 9/1/2022	25	26

Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 9/1/2023	5,000	4,908

City of Ukiah, Water System Rev., AGM, 5.00%, 9/1/2023	50	53

Coachella Valley Unified School District GO, 4.00%, 8/1/2027	20	21

Contra Costa County Transportation Authority, Sales Tax

Series 2015A, Rev., 5.00%, 3/1/2022	25	25

Series 2012B, Rev., 5.00%, 3/1/2023 (b)	50	52

Series 2017A, Rev., 5.00%, 3/1/2023	20	21

Series 2015A, Rev., 5.00%, 3/1/2024	50	54

Corona Utility Authority, Water Projects Rev., 5.00%, 9/1/2022	40	41

County of Calaveras GO, 5.00%, 8/1/2026	100	112

County of San Benito, Jail Facility Project COP, 5.00%, 10/1/2025	45	51

County of San Joaquin, County Administration Building Project COP, AGM, 5.00%, 11/15/2029	5	6

County of Santa Clara, Election of 2008 Series 2017C, GO, 5.00%, 8/1/2033	25	29

CSCDA Community Improvement Authority, Essential Housing, Altana-Glendale Series 2021A-1, Rev., 3.50%, 10/1/2046 (d)	6,000	5,551

CSCDA Community Improvement Authority, Essential Housing, Orange Portfolio Series 2021A-1, Rev., 2.80%, 3/1/2047 (d)	13,585	12,283

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

CSCDA Community Improvement Authority, Essential Housing, Pasadena Portfolio Series 2021A-1, Rev., 2.65%, 12/1/2046 (d)	4,080	3,706

CSCDA Community Improvement Authority, Essential Housing, Senior Lien Series 2021A-1, Rev., 2.45%, 2/1/2047 (d)	3,000	2,656

Desert Community College District

GO, 5.00%, 8/1/2022	50	51

GO, 5.00%, 8/1/2031	2,250	2,640

Desert Sands Unified School District

COP, 5.00%, 3/1/2023	70	73

Series A, GO, 5.00%, 6/1/2026	40	42

GO, 5.00%, 8/1/2026	2,200	2,473

Desert Sands Unified School District, Election of 2014 GO, 4.00%, 8/1/2038	1,000	1,108

Downey Public Finance Authority Rev., 5.00%, 12/1/2022	100	103

Downey Unified School District, Election of 2014 Series B, GO, 5.00%, 8/1/2032	50	60

Dry Creek Joint Elementary School District Rev., AGM, 5.00%, 9/1/2022	25	26

East Bay Municipal Utility District, Water System Series 2015B, Rev., 5.00%, 6/1/2024	45	49

East Side Union High School District Series 2016B, GO, 5.00%, 8/1/2027	50	57

East Side Union High School District, Election of 2012 Series B, GO, 5.00%, 8/1/2030	25	28

El Camino Community College District Foundation (The) GO, 5.00%, 8/1/2022	25	25

El Centro Financing Authority

Series 2021B, Rev., 4.00%, 10/1/2029	265	301

Series 2021B, Rev., 4.00%, 10/1/2030	275	314

Series 2021B, Rev., 4.00%, 10/1/2031	285	327

El Monte City School District GO, BAN, Zero Coupon, 4/1/2023	525	518

Elsinore Valley Municipal Water District Financing Authority Series 2016A, Rev., 5.00%, 7/1/2023	30	32

Escondido Union School District, Election of 2014 Series A, GO, 5.00%, 8/1/2027	100	112

Fairfield-Suisun Unified School District, Election of 2016 GO, 5.00%, 8/1/2026	50	58

Foothill-De Anza Community College District GO, 5.00%, 8/1/2024 (b)	65	71

Fremont Union High School District Series 2019A, GO, 5.00%, 8/1/2030	75	89

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

Fullerton Joint Union High School District, Election of 2014 Series 2015A, GO, 5.00%, 8/1/2022	30	31

Garden Grove Unified School District, Election of 2010 Series C, GO, 5.00%, 8/1/2023 (b)	1,390	1,468

Glendale Unified School District Series 2015A, GO, 5.00%, 9/1/2023	25	26

Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Series 2015A, Rev., 5.00%, 6/1/2025 (b)	4,000	4,460

Grossmont-Cuyamaca Community College District, Election of 2002 Series 2008C, GO, AGC, Zero Coupon, 8/1/2026	19,585	18,102

Hayward Unified School District GO, AGM, 5.00%, 8/1/2027	55	63

Hillsborough City School District Series A, GO, 4.00%, 9/1/2022	35	36

Hollister Joint Powers Financing Authority Rev., AGM, 5.00%, 6/1/2031	65	74

Huntington Beach Union High School District GO, 5.00%, 8/1/2023 (b)	10	11

Imperial Irrigation District Electric System, Election of 2010 Series 2016B-2, Rev., 5.00%, 11/1/2026	80	93

Irvine Ranch Water District COP, 5.00%, 3/1/2032	2,275	2,617

Jefferson Union High School District, Election of 2012 Series A, GO, 4.00%, 8/1/2022	65	66

John Swett Unified School District Series A-1, GO, AGM, 5.00%, 8/1/2027	50	59

La Canada Unified School District, Election of 2017 Series 2018A, GO, 5.00%, 8/1/2031	50	61

Lincoln Public Financing Authority Series A, Rev., 4.00%, 10/1/2023	25	26

Long Beach Bond Finance Authority, Natural Gas Series 2007A, Rev., 5.25%, 11/15/2022	9,545	9,827

Long Beach Community College District, Election of 2016 Series 2019C, GO, 4.00%, 8/1/2045	40	44

Los Angeles Community College District

Series G, GO, 4.00%, 8/1/2022	25	25

Series 2015A, GO, 5.00%, 8/1/2023	20	21

Series 2015A, GO, 4.00%, 8/1/2024 (b)	2,300	2,450

Series 2015A, GO, 5.00%, 8/1/2024 (b)	24,000	26,136

Los Angeles County Facilities, Inc., Vermont Corridor County Administration Building Series 2018A, Rev., 5.00%, 12/1/2023	25	27

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	47

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

Los Angeles County Metropolitan Transportation Authority, Measure R Senior Sales Tax Series 2016A, Rev., 5.00%, 6/1/2023	35	37

Los Angeles County Metropolitan Transportation Authority, Proposition C Senior Sales Tax

Series 2017A, Rev., 5.00%, 7/1/2023	35	37

Series 2017A, Rev., 5.00%, 7/1/2030	4,925	5,818

Los Angeles County Public Works Financing Authority Series 2019E1, Rev., 4.00%, 12/1/2023	35	37

Los Angeles Department of Water and Power, Power System

Series 2019B, Rev., 5.00%, 7/1/2024	275	299

Series 2014B, Rev., 5.00%, 7/1/2026	15	16

Series 2014D, Rev., 5.00%, 7/1/2027	50	54

Series 2014D, Rev., 5.00%, 7/1/2028	1,250	1,357

Series B, Rev., 5.00%, 7/1/2029	10,000	11,575

Series 2015A, Rev., 5.00%, 7/1/2030	270	298

Series 2018A, Rev., 5.00%, 7/1/2030	35	42

Series D, Rev., 5.00%, 7/1/2030	2,710	2,940

Series 2017A, Rev., 5.00%, 7/1/2031	2,055	2,375

Series 2019C, Rev., 5.00%, 7/1/2031	85	104

Series B, Rev., 5.00%, 7/1/2031	3,400	3,631

Series D, Rev., 5.00%, 7/1/2031	2,500	2,711

Series 2017A, Rev., 5.00%, 7/1/2032	2,550	2,944

Series B, Rev., 5.00%, 7/1/2032	3,075	3,284

Series 2017A, Rev., 5.00%, 7/1/2033	5,000	5,768

Series D, Rev., 5.00%, 7/1/2033	390	423

Series 2018D, Rev., 5.00%, 7/1/2034	30	36

Series 2019B, Rev., 5.00%, 7/1/2034	110	133

Series D, Rev., 5.00%, 7/1/2034	4,750	5,148

Series D, Rev., 5.00%, 7/1/2035	250	271

Series 2019A, Rev., 5.00%, 7/1/2039	35	42

Series 2022A, Rev., 5.00%, 7/1/2039	1,350	1,696

Series 2019D, Rev., 5.00%, 7/1/2044	30	36

Los Angeles Department of Water and Power, Water System

Series 2014A, Rev., 5.00%, 7/1/2024	35	38

Series 2016A, Rev., 5.00%, 7/1/2030	60	68

Series 2017A, Rev., 5.00%, 7/1/2030	30	35

Series 2018B, Rev., 5.00%, 7/1/2031	60	72

Los Angeles Unified School District

Series C, GO, 5.00%, 7/1/2024	11,670	12,691

Series C, GO, 5.00%, 7/1/2026	5,505	5,973

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

Los Angeles Unified School District, Election of 2005

Series M-1, GO, 5.00%, 7/1/2032	2,095	2,491

Series M-1, GO, 5.00%, 7/1/2033	4,305	5,117

Los Angeles Unified School District, Headquarters Building Projects Series B, COP, 5.00%, 10/1/2030	1,250	1,279

Los Rios Community College District, Election of 2008 Series B, GO, 5.00%, 8/1/2022	25	25

Madera Irrigation District Rev., AGM, 5.00%, 9/1/2025	150	169

Marin Community College District GO, 5.00%, 8/1/2023	35	37

Marin Water District Financing Authority, Subordinate Lien Rev., 5.00%, 7/1/2027	40	47

Marina Coast Water District, Tax-Exempt, Senior Lien Series A, Rev., 5.00%, 6/1/2029	25	28

Menlo Park City School District, Capital Appreciation

GO, Zero Coupon, 7/1/2033	1,000	679

GO, Zero Coupon, 7/1/2035	725	449

GO, Zero Coupon, 7/1/2036	1,150	678

GO, Zero Coupon, 7/1/2037	1,950	1,097

GO, Zero Coupon, 7/1/2041	1,250	584

Merced City School District, Election of 2014 GO, 4.00%, 8/1/2025	50	54

Merced Community College District, School Facilities Improvement GO, 5.00%, 8/1/2022	25	25

Metropolitan Water District of Southern California, Waterworks

Series 2018B, Rev., 5.00%, 9/1/2028	700	849

Series 2016A, Rev., 5.00%, 7/1/2030	30	34

Series 2019A, Rev., 5.00%, 7/1/2030	75	91

Milpitas Redevelopment Agency Successor Agency, Redevelopment Project Area No. 1 Rev., 5.00%, 9/1/2027	75	84

Montebello Public Financing Authority, Sales Tax, Limited Tax Series 2019A, Rev., AGM, 4.00%, 6/1/2033	380	436

Mount San Antonio Community College District, Election of 2018 Series 2019A, GO, 5.00%, 8/1/2028	50	61

Mountain View-Los Altos Union High School District, Election of 2010

Series C, GO, Zero Coupon, 8/1/2023	2,000	1,970

Series C, GO, Zero Coupon, 8/1/2027	1,000	909

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

Murrieta Valley Unified School District GO, AGM, 5.00%, 9/1/2025	1,400	1,544

Murrieta Valley Unified School District, Election of 2014 Series 2014A, GO, AGM, 4.00%, 3/1/2025 (b)	25	27

Napa Sanitation District Rev., 4.00%, 8/1/2023	25	26

Nevada Irrigation District, Joint Powers Authority Series 2016A, Rev., 5.00%, 3/1/2024	95	102

Newhall School District, School Facilities Improvement, Election of 2011 Series 2011A, GO, 4.00%, 8/1/2022	35	35

Newport Mesa Unified School District, Election of 2005 Series 2007, GO, NATL-RE, Zero Coupon, 8/1/2031	8,375	6,857

North Orange County Community College District, Election of 2014 Series 2016A, GO, 4.00%, 8/1/2025	20	22

Novato Sanitary District, Wastewater Rev., 5.00%, 2/1/2026	65	74

Novato Unified School District, Election of 2019 Series 2019B, GO, 5.00%, 8/1/2026	25	29

Oakdale Irrigation District Series 2016A, Rev., 5.00%, 8/1/2022	30	31

Oakland Joint Powers Financing Authority Rev., 5.00%, 11/1/2025	100	113

Ocean View School District, Orange County, Election of 2016 Series 2016B, GO, 6.00%, 8/1/2026	115	138

Oceanside Unified School District GO, 5.00%, 8/1/2024	5	5

Ohlone Community College District, Election of 2010 Series D, GO, 4.00%, 8/1/2022	40	41

Orange County Sanitation District, Wastewater Series 2016A, Rev., 5.00%, 2/1/2027	45	51

Orange County Water District Series 2017A, Rev., 5.00%, 8/15/2034	650	754

Orange Redevelopment Agency, Orange Merged and Amended Redevelopment Project Series 2014A, Rev., AGM, 5.00%, 9/1/2023	110	116

Orange Unified School District, Election of 2016

GO, 5.00%, 8/1/2031	85	103

Otay Water District Financing Authority Series 2018A, Rev., 5.00%, 9/1/2022	35	36

Palm Springs Financing Authority Rev., 5.00%, 11/1/2022	25	26

Palm Springs Unified School District, Election of 2008 Series D, GO, 4.00%, 8/1/2024	65	69

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

Palomar Community College District

GO, 5.00%, 5/1/2022	25	25

GO, 5.00%, 5/1/2023	20	21

Pittsburg Unified School District GO, 5.00%, 8/1/2023	55	58

Pleasanton Unified School District, Election of 2016 GO, 5.00%, 8/1/2027	20	24

Plumas Unified School District, Election of 2016 Series B, GO, 5.00%, 8/1/2024	50	54

Pomona Unified School District GO, AGM, 5.00%, 8/1/2027	50	57

Rancho Water District Financing Authority Series 2019A, Rev., 5.00%, 8/1/2023	25	26

Regents of the University of California Medical Center Pooled Series 2016L, Rev., 5.00%, 5/15/2041	155	175

Rio Hondo Community College District, Election of 2019 Series 2019B, GO, 5.00%, 8/1/2025	40	45

Riverside County Infrastructure Financing Authority Series 2016A, Rev., 4.00%, 11/1/2023	25	26

Riverside County Infrastructure Financing Authority, Capital Projects Series 2017C, Rev., 5.00%, 5/1/2025	25	28

Riverside County Infrastructure Financing Authority, Indio Law Building Series 2017A, Rev., 4.00%, 11/1/2023	40	42

Riverside County Public Financing Authority, Capital Facilities Project Rev., 4.25%, 11/1/2025 (b)	35	39

Riverside County Public Financing Authority, Desert Communities and Interstate 215 Corridor Projects Series 2017A, Rev., 5.00%, 10/1/2026	75	86

Riverside County Redevelopment Successor Agency, Desert Communities Redevelopment Project Series 2014D, Rev., AGM, 5.00%, 10/1/2026	115	126

Riverside County Transportation Commission, Sales Tax

Series 2013A, Rev., 5.00%, 6/1/2023	55	58

Series 2013A, Rev., 5.25%, 6/1/2023 (b)	4,525	4,763

Series 2017B, Rev., 5.00%, 6/1/2032	60	72

Series 2017A, Rev., 5.00%, 6/1/2033	30	35

Series 2017B, Rev., 5.00%, 6/1/2035	45	53

Riverside Public Financing Authority Series 2012A, Rev., 5.00%, 11/1/2023	95	98

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	49

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

Riverside Unified School District, Election of 2016 Series B, GO, 4.00%, 8/1/2042	50	55

Ross Valley Public Financing Authority Series A, Rev., 4.00%, 1/1/2023	25	26

Rowland Unified School District, Election of 2012 Series A, GO, 5.25%, 8/1/2023 (b)	2,750	2,914

Sacramento Area Flood Control Agency, Consolidated Capital Assessment District No. 2 Series 2016A, 5.00%, 10/1/2023	125	133

Sacramento City Financing Authority, Master Lease Program Facilities Series 2015A, Rev., 5.00%, 12/1/2023	135	144

Sacramento County Sanitation Districts Financing Authority Series 2014A, Rev., 5.00%, 12/1/2027	60	65

San Diego Community College District

GO, 5.00%, 8/1/2022	30	31

GO, 5.00%, 8/1/2025	25	28

San Diego County Regional Airport Authority, Subordinate Airport Series 2019A, Rev., 5.00%, 7/1/2031	25	30

San Diego Public Facilities Financing Authority, Fire and Life Safety Facilities Series 2012B, Rev., 4.00%, 4/15/2027	70	70

San Dieguito School Facilities Financing Authority, Special Tax

Rev., 5.00%, 3/1/2024	30	32

Rev., 5.00%, 3/1/2025	125	138

San Francisco Bay Area Rapid Transit District, Election of 2004

Series 2013C, GO, 4.00%, 8/1/2022	25	25

Series D, GO, 5.00%, 8/1/2030	3,000	3,357

Series 2019F-1, GO, 5.00%, 8/1/2031	85	106

Series D, GO, 5.00%, 8/1/2032	55	61

Series 2019F-1, GO, 5.00%, 8/1/2033	25	31

San Francisco Bay Area Rapid Transit District, Sales Tax

Series 2015A, Rev., 5.00%, 7/1/2025	510	571

Series 2015A, Rev., 5.00%, 7/1/2026	475	531

San Francisco City and County Airport Commission, San Francisco International Airport Series 2019H, Rev., AMT, 5.00%, 5/1/2029	175	207

San Francisco City and County Airport Commission, San Francisco International Airport, Special Facilities, SFO Fuel Company LLC Series 2019A, Rev., AMT, 5.00%, 1/1/2047	4,000	4,579

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

San Francisco City and County Public Utilities Commission Power Series 2021B, Rev., 4.00%, 11/1/2039	1,185	1,358

San Francisco Municipal Transportation Agency Series 2018B, Rev., 5.00%, 3/1/2028	60	70

San Joaquin County Transportation Authority, Measure K Sales Tax

Rev., 5.00%, 3/1/2023	20	21

Rev., 5.00%, 3/1/2026	40	46

Rev., 5.00%, 3/1/2031	2,185	2,533

Rev., 5.00%, 3/1/2032	2,000	2,319

Rev., 5.00%, 3/1/2033	750	869

San Joaquin Delta Community College District Series 2015A, GO, 5.00%, 8/1/2022	25	25

San Jose Unified School District GO, 5.00%, 8/1/2023	25	26

San Juan Unified School District, Election of 2002 GO, 5.00%, 8/1/2023 (b)	9,210	9,728

San Juan Unified School District, Election of 2012 Series 2019N, GO, 4.00%, 8/1/2025	125	136

San Luis Coastal Unified School District, Election of 2014

Series C, GO, 4.00%, 8/1/2025	25	27

Series A, GO, 5.00%, 8/1/2026	75	82

Series B, GO, 5.00%, 8/1/2026	75	87

San Luis Obispo Public Financing Authority, Los Osos Valley Road Interchange Project Rev., 4.00%, 11/1/2023	75	79

San Marcos Unified School District

GO, 5.00%, 8/1/2031	60	70

GO, 4.00%, 8/1/2033	25	28

San Marcos Unified School, District No. 4, Community Facilities, Special Tax Rev., 4.00%, 9/1/2025	55	59

San Mateo Foster City School District, Election of 2008 Series 2012C, GO, 5.00%, 8/1/2022	25	25

San Mateo Joint Powers Financing Authority, Maple Street Correctional Center Series 2014A, Rev., 5.00%, 6/15/2027	75	81

San Mateo Joint Powers Financing Authority, Youth Services Campus Series 2016A, Rev., 5.00%, 7/15/2027	25	29

San Mateo Union High School District, Election of 2006 Series 2013A, GO, 5.00%, 9/1/2023 (b)	80	85

Santa Clara County Financing Authority Series 2016A, Rev., 5.00%, 11/15/2023	65	69

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

Santa Clara County Financing Authority, County Facilities

Series 2019A, Rev., 5.00%, 5/1/2028	25	30

Series 2019A, Rev., 4.00%, 5/1/2034	55	63

Santa Clara County Financing Authority, Multiple Facilities Projects Series 2015P, Rev., 5.00%, 5/15/2029	8,400	9,316

Santa Clara Unified School District GO, 5.00%, 7/1/2025	25	28

Santa Clara Unified School District, Election of 2014

GO, 5.00%, 7/1/2022	35	35

GO, 5.00%, 7/1/2027	25	29

Santa Clara Valley Water District, Water System Series 2017A, Rev., 5.00%, 6/1/2035	3,115	3,611

Santa Clarita Community College District GO, 4.00%, 8/1/2022	25	25

Santa Clarita Public Finance Authority, Open Space and Parkland Acquisition Program Series 2016B, Rev., 4.00%, 10/1/2026	75	84

Santa Cruz County Redevelopment Successor Agency Series 2015A, Rev., AGM, 5.00%, 9/1/2028	50	56

Santa Cruz Libraries Facilities Financing Authority, Special Tax Rev., 5.00%, 9/1/2026	150	173

Santa Margarita Water District, Community Facilities District No. 99-1, Special Tax Series 2017A, Rev., 5.00%, 9/1/2024	280	304

Santa Margarita-Dana Point Authority, Water District Improvement District No. 2, 3

Series A, Rev., 5.00%, 8/1/2031	950	1,117

Series A, Rev., 5.00%, 8/1/2032	1,030	1,211

Series A, Rev., 5.00%, 8/1/2033	1,455	1,711

Santa Monica Community College District, Election of 2016

Series 2018A, GO, 5.00%, 8/1/2022	35	36

Series 2018A, GO, 4.00%, 8/1/2035	25	28

Santa Monica Public Financing Authority, City Services Building Project Rev., 5.00%, 7/1/2028	45	53

Santa Monica-Malibu Unified School District

Series 2016C, GO, 4.00%, 7/1/2024	30	32

GO, 5.00%, 8/1/2024	70	76

Santa Rosa High School District GO, 5.00%, 8/1/2022 (b)	40	41

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

Santa Rosa Regional Resources Authority, Facilities Acquisition and Improvement Projects Series 2017A, Rev., 5.00%, 8/1/2031	100	117

Schools Infrastructure Financing Agency, Special Tax Rev., AGM, 4.00%, 9/1/2034	105	111

Scotts Valley Unified School District GO, 5.00%, 8/1/2023	30	32

Sewerage Agency of Southern Marin Rev., 5.00%, 7/1/2022	25	25

Sierra View Local Health Care District

Rev., 4.00%, 7/1/2026	150	164

Rev., 5.00%, 7/1/2027	155	180

Rev., 5.00%, 7/1/2028	165	195

Rev., 5.00%, 7/1/2029	160	193

Rev., 5.00%, 7/1/2030	155	190

Simi Valley Unified School District

GO, 4.00%, 8/1/2022	25	25

GO, 5.00%, 8/1/2027	30	36

Simi Valley Unified School District, Election of 2016 Series B, GO, 4.00%, 8/1/2022	30	30

Sonoma County Junior College District Series 2013A, GO, 5.00%, 8/1/2022	25	25

Sonoma Valley Unified School District, Election of 2016 GO, 4.00%, 8/1/2042	25	28

South Orange County Public Financing Authority Rev., 5.00%, 4/1/2027	50	57

Southern California Water Replenishment District

Rev., 5.00%, 8/1/2023	25	26

Rev., 5.00%, 8/1/2026	75	85

Southwestern Community College District

Series 2016B, GO, 4.00%, 8/1/2023	35	37

Series 2016B, GO, 4.00%, 8/1/2025	50	54

Southwestern Community College District, Election of 2016 Series A, GO, 4.00%, 8/1/2038	1,000	1,117

State Center Community College District GO, 5.00%, 8/1/2030	40	45

State of California Department of Water Resources, Central Valley Project, Water System

Series AR, Rev., 5.00%, 12/1/2022	25	26

Series AX, Rev., 5.00%, 12/1/2022	35	36

Series BA, Rev., 5.00%, 12/1/2031	65	80

State of California, Various Purpose

GO, 5.13%, 4/1/2023	5	5

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	51

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

GO, 4.00%, 12/1/2024	15	16

GO, 5.00%, 10/1/2025	40	45

GO, AMBAC, 5.00%, 2/1/2027	565	659

GO, 5.00%, 8/1/2030	24,000	26,420

GO, 4.00%, 9/1/2033	1,340	1,480

Tahoe-Truckee Sanitation Agency, Wastewater Rev., 5.00%, 7/1/2022	35	36

Tahoe-Truckee Unified School District, Election of 2014, School Facilities Improvement District No. 2 Series B, GO, 5.00%, 8/1/2028	25	29

Tustin Unified School District, School Facilities Improvement Districts No. 2002-1 GO, 5.00%, 6/1/2022	25	25

Union Elementary School District Series C, GO, 5.00%, 9/1/2027	50	59

University of California

Series 2013 AF, Rev., 5.00%, 5/15/2023 (b)	60	63

Series 2017AY, Rev., 5.00%, 5/15/2028	55	64

Series 2018AZ, Rev., 5.00%, 5/15/2029	30	36

Series 2018AZ, Rev., 5.00%, 5/15/2031	35	42

Series 2019BB, Rev., 5.00%, 5/15/2033	20	25

Series 2018AZ, Rev., 5.00%, 5/15/2034	25	30

University of California, Limited Project

Series 2015-I, Rev., 5.00%, 5/15/2023	30	31

Series 2017M, Rev., 5.00%, 5/15/2036	25	29

Val Verde Unified School District, Election of 2020 Series 2020A, GO, 4.00%, 8/1/2035	250	282

Ventura County Community College District GO, 5.00%, 8/1/2022	25	25

Ventura County Public Financing Authority Series 2016A, Rev., 5.00%, 11/1/2027	55	64

Vista Joint Powers Financing Authority Rev., 5.25%, 5/1/2037	100	111

Vista Unified School District, 2018 Election Series 2019A, GO, 5.00%, 8/1/2022	60	61

West Hills Community College District, School Facilities Improvement District No. 2, 2008 Election Series 2012B, GO, AGM, 4.00%, 8/1/2038	25	25

West Hollywood Public Financing Authority, Hollywood Park Phase II Rev., 5.00%, 4/1/2022	45	45

West Valley-Mission Community College District, Election of 2012, Tax Exempt

GO, 5.00%, 8/1/2027	40	44

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

Series 2015B, GO, 5.00%, 8/1/2027	40	45

Westside Union School District, 2012 Election Series A, GO, 4.00%, 8/1/2022	25	25

Whittier Union High School District Series 2014B, GO, 4.00%, 8/1/2022	30	30

Wiseburn School District Series 2016A, GO, 5.00%, 8/1/2031	50	57

Yuba City Unified School District, School Facilities Project COP, AGM, 4.00%, 10/1/2025	1,100	1,193

Total California		442,894

Colorado — 2.5%

Adams & Arapahoe Joint School District 28J Aurora GO, 5.00%, 12/1/2024	50	52

Adams 12 Five Star Schools, The City & County of Broomfield

GO, 5.50%, 12/15/2030	1,400	1,749

GO, 5.50%, 12/15/2032	625	780

Adams County School District No. 1, Mapleton Public Schools GO, 4.00%, 12/1/2030	25	28

Arapahoe County School District No. 6 Littleton

Series 2019A, GO, 5.50%, 12/1/2028	40	50

Series 2019A, GO, 5.50%, 12/1/2029	25	31

Board of Governors of Colorado State University System Series 2019A, Rev., 4.00%, 3/1/2037	50	57

Boulder Larimer and Weld Counties St. Vrain Valley School District Re1J Series 2016A, GO, 5.00%, 12/15/2028	5,000	5,630

Broadway Park North Metropolitan District No. 2, Limited Tax GO, 5.00%, 12/1/2040 (d)	550	587

Canyon Pines Metropolitan District Special Improvement District No. 1 Series 2021A-2, Rev., 3.75%, 12/1/2040	1,325	1,192

City and County of Broomfield COP, 5.00%, 12/1/2025	30	34

City and County of Denver, Airport System

Series 2012A, Rev., AMT, 5.00%, 11/15/2022	25	26

Series 2017A, Rev., AMT, 5.00%, 11/15/2028	1,000	1,157

Series 2017B, Rev., 5.00%, 11/15/2033	25	29

Series 2018A, Rev., AMT, 5.00%, 12/1/2036	2,500	3,288

City of Aurora, First Lien Water Rev., 5.00%, 8/1/2024	15	16

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Colorado — continued

City of Colorado Springs, Utilities System Improvement Series A-1, Rev., 5.00%, 11/15/2023	30	32

City of Commerce City COP, AGM, 4.00%, 12/15/2037	150	165

City of Englewood

GO, 5.00%, 12/1/2025	45	51

GO, 5.00%, 12/1/2029	15	18

Clear Creek Transit Metropolitan District No. 2, Limited Tax

Series 2021A, GO, 5.00%, 12/1/2041	575	598

Series 2021A, GO, 5.00%, 12/1/2050	500	514

Colorado Crossing Metropolitan District No. 2, Limited Tax

Series 2020A-2, GO, 4.00%, 12/1/2030	1,065	1,078

Series 2020A-1, GO, 5.00%, 12/1/2047	2,000	2,066

Colorado Educational and Cultural Facilities Authority, Aspen View Academy Project

Rev., 4.00%, 5/1/2027	30	32

Rev., 4.00%, 5/1/2029	35	38

Rev., 4.00%, 5/1/2031	30	32

Rev., 4.00%, 5/1/2041	85	90

Colorado Educational and Cultural Facilities Authority, Global Village Academy Northglenn Project

Rev., 4.00%, 12/1/2030 (d)	595	599

Rev., 5.00%, 12/1/2040 (d)	555	584

Colorado Educational and Cultural Facilities Authority, University Denver Project Rev., NATL-RE, 5.00%, 3/1/2035	5,055	6,489

Colorado Health Facilities Authority, Adventist Health System/Sunbelt Obligated Group Rev., 5.00%, 11/15/2028	30	34

Colorado Health Facilities Authority, Boulder Community Health Project

Rev., 5.00%, 10/1/2033	1,000	1,222

Rev., 5.00%, 10/1/2034	1,100	1,340

Rev., 4.00%, 10/1/2035	725	811

Rev., 4.00%, 10/1/2037	400	446

Rev., 4.00%, 10/1/2038	300	334

Rev., 4.00%, 10/1/2039	270	300

Rev., 4.00%, 10/1/2040	300	333

Colorado Health Facilities Authority, Commonspirit Health

Series 2019A-1, Rev., 5.00%, 8/1/2031	2,500	2,967

Series 2019A-2, Rev., 5.00%, 8/1/2031	1,000	1,187

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — continued

Series 2019A-1, Rev., 5.00%, 8/1/2032	2,030	2,403

Series 2019A-2, Rev., 5.00%, 8/1/2032	2,000	2,367

Series 2019A-1, Rev., 5.00%, 8/1/2034	1,865	2,201

Series 2019A-2, Rev., 5.00%, 8/1/2034	2,000	2,360

Series 2019A-1, Rev., 5.00%, 8/1/2035	2,500	2,948

Series 2019A-2, Rev., 5.00%, 8/1/2035	2,000	2,358

Colorado Health Facilities Authority, Parkview Medical Center, Inc., Project

Series 2015A, Rev., 3.00%, 9/1/2024	235	243

Series 2020A, Rev., 4.00%, 9/1/2045	1,000	1,084

Colorado Health Facilities Authority, School Health System Series 2013A, Rev., 5.50%, 1/1/2035	4,500	4,839

Colorado Health Facilities Authority, Tax Exempt Series 2021B-3, Rev., 2.13%, 5/15/2028	1,155	1,143

Colorado Health Facilities Authority, Valley View Hospital Association Project Rev., 2.80%, 5/15/2023 (c)	2,400	2,430

Colorado Mountain College Project COP, 5.00%, 8/1/2031	30	35

Colorado State Board for Community Colleges and Occupational Educational System Series 2019A, Rev., 5.00%, 11/1/2025	40	45

County of Adams

COP, 5.00%, 12/1/2031	1,100	1,235

COP, 5.00%, 12/1/2034	500	560

County of Eagle COP, 5.00%, 12/1/2028	25	28

County of Gunnison COP, 4.00%, 12/1/2033	50	57

County of Pueblo, Community Improvement Projects COP, 5.00%, 12/1/2026	50	58

Dawson Ridge Metropolitan District No. 1, Limited Tax Series 1992-A, GO, Zero Coupon, 10/1/2022 (b)	10,000	9,951

Debeque School District No. 49JT GO, 4.00%, 12/1/2024	10	11

Denver Health and Hospital Authority

Series 2019A, Rev., 5.00%, 12/1/2030	1,000	1,193

Series 2019A, Rev., 5.00%, 12/1/2031	1,400	1,663

Series 2019A, Rev., 5.00%, 12/1/2032	1,330	1,579

Series 2019A, Rev., 5.00%, 12/1/2033	1,100	1,305

Douglas County School District No. Re-1 Douglas and Elbert Counties GO, 5.00%, 12/15/2028	20	24

Ebert Metropolitan District Series 2018A-2, GO, 5.00%, 12/1/2034	170	203

El Paso County School District No. 3 Widefield GO, 5.00%, 12/1/2034	50	58

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	53

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Colorado — continued

El Paso County School District No. 49 Falcon Series 2017B, COP, 5.00%, 12/15/2028	25	29

Jefferson Center Metropolitan District No. 1 Series 2020A-2, Rev., 4.13%, 12/1/2040	290	297

Jefferson County School District R-1 COP, 5.00%, 12/15/2028	5	6

Larimer County School District No. R-1 Poudre GO, 5.00%, 12/15/2037	2,450	2,970

Montrose County School District RE-1J GO, 5.00%, 12/1/2036	200	229

Peak Metropolitan District No. 1

Series 2021A, GO, 4.00%, 12/1/2035 (d)	500	509

Series A, GO, 5.00%, 12/1/2041 (d)	500	528

Series A, GO, 5.00%, 12/1/2051 (d)	550	571

Raindance Metropolitan District No. 1, Non-Potable Water System Rev., 5.00%, 12/1/2040	750	788

Regional Transportation District, Denver Transit Partners

Rev., 5.00%, 7/15/2031	500	608

Rev., 5.00%, 1/15/2032	700	850

Rev., 4.00%, 7/15/2033	1,935	2,219

Rev., 4.00%, 7/15/2034	1,000	1,120

Rev., 4.00%, 7/15/2035	1,000	1,118

Reunion Metropolitan District Series 2021A, Rev., 3.63%, 12/1/2044	500	435

Rocky Mountain Rail Park Metropolitan District, Limited Tax

Series 2021A, GO, 5.00%, 12/1/2031 (d)	750	750

Series 2021A, GO, 5.00%, 12/1/2041 (d)	750	735

State of Colorado Series 2018A, COP, 4.00%, 12/15/2034	75	85

State of Colorado Department of Transportation Headquarters Facilities, Headquarters Facilities Lease Purchase Agreement

COP, 5.00%, 6/15/2023	45	47

COP, 5.00%, 6/15/2041	1,500	1,671

State of Colorado, Building Excellent Schools Today Series 2018N, COP, 5.00%, 3/15/2028	75	90

Third Creek Metropolitan District No. 1, Limited Tax Series 2022A-1, GO, 4.75%, 12/1/2051	1,515	1,415

University of Colorado, Enterprise System

Series 2013A, Rev., 5.00%, 6/1/2023	25	26

Series 2014A, Rev., 5.00%, 6/1/2024 (b)	60	65

Series 2015A, Rev., 5.00%, 6/1/2025 (b)	25	28

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — continued

Series 2019B, Rev., 5.00%, 6/1/2028	25	30

Series 2017A-1, Rev., 4.00%, 6/1/2032	25	28

University of Northern Colorado, Institutional Enterprise Series 2018B, Rev., 4.00%, 6/1/2035	250	279

Verve Metropolitan District No. 1

GO, 5.00%, 12/1/2036	500	538

GO, 5.00%, 12/1/2041	1,125	1,201

Weld County School District No. RE-2 Eaton GO, 5.00%, 12/1/2035	40	50

Windler Public Improvement Authority, Limited Tax

Series 2021 A-1, Rev., 4.00%, 12/1/2031	535	527

Series 2021 A-1, Rev., 4.00%, 12/1/2036	7,500	7,233

Series 2021 A-1, Rev., 4.00%, 12/1/2041	6,750	6,345

Total Colorado		111,867

Connecticut — 1.3%

City of Derby Series 2019A, GO, 5.00%, 8/1/2027	15	18

City of Milford Series 2014B, GO, 4.00%, 11/1/2026	50	54

City of Stamford, Water Pollution Control System and Facility

Series 2013A, Rev., 5.50%, 8/15/2023	100	106

Series 2013A, Rev., 5.00%, 8/15/2024	100	106

Series 2013A, Rev., 5.00%, 8/15/2025	350	370

Series 2013A, Rev., 5.00%, 8/15/2026	150	158

Series 2013A, Rev., 5.00%, 8/15/2027	250	264

Series 2013A, Rev., 5.00%, 8/15/2029	300	316

Connecticut State Health and Educational Facilities Authority, Connecticut State University System Series N, Rev., 5.00%, 11/1/2025	4,165	4,409

Connecticut State Health and Educational Facilities Authority, McLean

Series 2020A, Rev., 5.00%, 1/1/2030 (d)	250	275

Series 2020A, Rev., 5.00%, 1/1/2045 (d)	500	538

Connecticut State Health and Educational Facilities Authority, Nuvance Health Series 2019A, Rev., 5.00%, 7/1/2033	2,630	3,061

Connecticut State Health and Educational Facilities Authority, Sacred Heart University

Series K, Rev., 5.00%, 7/1/2032	700	850

Series K, Rev., 5.00%, 7/1/2033	625	758

Series K, Rev., 5.00%, 7/1/2034	725	878

Series K, Rev., 5.00%, 7/1/2035	525	635

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Connecticut — continued

Series K, Rev., 5.00%, 7/1/2036	1,000	1,209

Series K, Rev., 5.00%, 7/1/2037	1,750	2,113

Series K, Rev., 5.00%, 7/1/2038	2,750	3,313

Series K, Rev., 5.00%, 7/1/2040	1,600	1,921

Connecticut State Health and Educational Facilities Authority, Trinity College Series R, Rev., 4.00%, 6/1/2045	2,250	2,489

State of Connecticut

Series 2017A, GO, 5.00%, 4/15/2024	160	173

Series 2019A, GO, 5.00%, 4/15/2028	4,700	5,624

Series 2019A, GO, 5.00%, 4/15/2030	4,000	4,864

Series 2014A, GO, 4.00%, 3/1/2034	40	42

Series 2019A, GO, 5.00%, 4/15/2034	3,450	4,168

Series 2019A, GO, 5.00%, 4/15/2035	2,900	3,500

Series 2016A, GO, 4.00%, 3/15/2036	60	65

Series 2019A, GO, 5.00%, 4/15/2036	2,300	2,774

Series 2017A, GO, 4.00%, 4/15/2037	460	506

Series 2019A, GO, 4.00%, 4/15/2038	3,625	4,082

State of Connecticut Clean Water Fund, State Revolving Fund

Series 2017A, Rev., 4.00%, 5/1/2023	20	21

Series 2015A, Rev., 5.00%, 3/1/2024	70	75

Series 2015A, Rev., 5.00%, 3/1/2025	170	189

State of Connecticut, Special Tax Transportation Infrastructure Purposes

Series 2015A, Rev., 5.00%, 8/1/2026	5,000	5,589

Series 2013A, Rev., 5.00%, 10/1/2029	25	26

Series A, Rev., 5.00%, 9/1/2030	2,000	2,174

Series 2016A, Rev., 5.00%, 9/1/2031	25	29

Series 2015A, Rev., 5.00%, 8/1/2032	15	17

Steel Point Infrastructure Improvement District, Steelpointe Harbor Project

Rev., 4.00%, 4/1/2031 (d)	300	310

Rev., 4.00%, 4/1/2036 (d)	485	495

Rev., 4.00%, 4/1/2041 (d)	550	557

Town of Trumbull Series B, GO, 5.00%, 9/1/2025	50	56

Total Connecticut		59,177

Delaware — 0.3%

Delaware State Economic Development Authority, Newark Charter School, Inc., Project

Rev., 4.00%, 9/1/2023	355	368

Rev., 4.00%, 9/1/2025	385	411

Rev., 4.00%, 9/1/2030	530	579

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Delaware — continued

Rev., 5.00%, 9/1/2040	1,550	1,824

Rev., 5.00%, 9/1/2050	600	696

Delaware State Economic Development Authority, St. Andrews School Project Rev., 4.00%, 7/1/2041	5,000	5,685

Delaware Transportation Authority, Transportation System

Rev., 5.00%, 7/1/2023	40	42

Rev., 5.00%, 7/1/2025	25	28

Rev., 5.00%, 7/1/2026	25	29

State of Delaware Series 2019A, GO, 5.00%, 10/1/2022	45	46

University of Delaware

Rev., 5.00%, 11/1/2035	525	640

Rev., 5.00%, 11/1/2039	875	1,061

Total Delaware		11,409

District of Columbia — 1.1%

District of Columbia

Series 2015A, GO, 5.00%, 6/1/2027	50	56

Series 2018A, GO, 5.00%, 6/1/2027	25	29

Series D, GO, 5.00%, 6/1/2028	1,500	1,763

Series 2016A, GO, 5.00%, 6/1/2029	25	29

Series 2017A, GO, 5.00%, 6/1/2030	1,250	1,463

Series D, GO, 5.00%, 6/1/2030	3,750	4,351

Series D, GO, 5.00%, 6/1/2031	50	58

Series 2015A, GO, 5.00%, 6/1/2035	7,175	7,958

Series 2015A, GO, 5.00%, 6/1/2036	4,200	4,657

District of Columbia, Income Tax

Series 2012C, Rev., 4.00%, 12/1/2022	20	20

Series 2012A, Rev., 5.00%, 12/1/2022	20	21

Series 2019C, Rev., 5.00%, 10/1/2031	35	43

Series 2020A, Rev., 5.00%, 3/1/2038	70	86

Series 2020A, Rev., 5.00%, 3/1/2040	210	258

District of Columbia, Kipp DC Project

Rev., 5.00%, 7/1/2023	100	105

Rev., 5.00%, 7/1/2024	100	107

Rev., 5.00%, 7/1/2025	180	198

Series 2017A, Rev., 5.00%, 7/1/2025	100	110

Rev., 5.00%, 7/1/2026	185	208

Rev., 5.00%, 7/1/2027	115	132

Rev., 5.00%, 7/1/2028	250	291

Rev., 5.00%, 7/1/2029	255	302

District of Columbia, Water and Sewer Authority, Public Utility, Subordinate Lien Series B, Rev., 5.00%, 10/1/2037	100	112

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	55

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

District of Columbia — continued

Metropolitan Washington Airports Authority Aviation

Series 2019B, Rev., 5.00%, 10/1/2027	75	89

Series 2017A, Rev., AMT, 5.00%, 10/1/2029	180	207

Series 2021A, Rev., AMT, 5.00%, 10/1/2032	650	799

Metropolitan Washington Airports Authority Dulles Toll Road, Metrorail and Capital Improvement Projects Series 2019B, Rev., AGM, 4.00%, 10/1/2053	500	547

Washington Convention and Sports Authority, Senior Lien Dedicated Tax

Series 2018A, Rev., 5.00%, 10/1/2025	1,750	1,966

Series 2018A, Rev., 5.00%, 10/1/2026	5,005	5,776

Series 2018A, Rev., 5.00%, 10/1/2027	4,620	5,449

Series 2018A, Rev., 5.00%, 10/1/2028	4,035	4,735

Series 2018A, Rev., 5.00%, 10/1/2029	2,690	3,141

Washington Metropolitan Area Transit Authority

Series B, Rev., 5.00%, 7/1/2029	5	6

Series 2017B, Rev., 5.00%, 7/1/2030	50	58

Series A-1, Rev., 5.00%, 7/1/2030	5,185	6,055

Rev., 5.00%, 7/1/2034	5	6

Series 2017B, Rev., 5.00%, 7/1/2034	75	87

Total District of Columbia		51,278

Florida — 3.7%

Bay County School Board

Series 2020A, COP, AGM, 5.00%, 7/1/2032	825	1,022

Series 2020A, COP, AGM, 5.00%, 7/1/2033	675	835

Series 2020A, COP, AGM, 5.00%, 7/1/2034	1,000	1,230

Brevard County Health Facilities Authority, Health First, Inc., Project

Rev., 5.00%, 4/1/2022	1,000	1,004

Rev., 5.00%, 4/1/2024	1,400	1,507

Broward County, Water and Sewer Utility Series B, Rev., 5.00%, 10/1/2025	35	39

Capital Projects Finance Authority, Capital Projects Loan Program — Florida Universities

Series 2020A-1, Rev., 5.00%, 10/1/2024	550	593

Series 2020A-1, Rev., 5.00%, 10/1/2025	1,000	1,102

Series 2020A-1, Rev., 5.00%, 10/1/2026	1,000	1,123

Series 2020A-1, Rev., 5.00%, 10/1/2027	1,000	1,143

Series 2020A-1, Rev., 5.00%, 10/1/2028	1,000	1,159

Capital Trust Agency, Inc., Legends Academy Project Series 2021A, Rev., 5.00%, 12/1/2045 (d)	1,445	1,463

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued

Capital Trust Agency, Inc., Sustainability Bonds — The Marie Rev., 4.00%, 6/15/2031 (d)	250	250

Charlotte County Industrial Development Authority, Town and Country Utilities Project Series 2021A, Rev., AMT, 4.00%, 10/1/2041 (d)	500	515

City of Gainesville, Utilities System Series 2017A, Rev., 5.00%, 10/1/2037	120	140

City of Jacksonville

Series 2016A, Rev., 5.00%, 10/1/2027	100	116

Series 2022A, Rev., 5.00%, 10/1/2029 (f)	1,670	1,988

Series 2022A, Rev., 5.00%, 10/1/2030 (f)	1,815	2,201

City of Jacksonville, Health Care Facilities, Brooks Rehabilitation Project

Rev., 4.00%, 11/1/2036	500	556

Rev., 4.00%, 11/1/2037	1,040	1,156

Rev., 4.00%, 11/1/2038	1,085	1,204

Rev., 4.00%, 11/1/2039	1,650	1,827

Rev., 4.00%, 11/1/2040	2,170	2,400

City of Pompano Beach

GO, 5.00%, 7/1/2023	30	32

GO, 5.00%, 7/1/2030	110	133

City of Pompano Beach, John Knox Village Project

Series 2021B-2, Rev., 1.45%, 1/1/2027	1,100	1,042

Rev., 3.50%, 9/1/2030	1,900	1,950

Rev., 3.50%, 9/1/2035	2,250	2,277

Series 2021A, Rev., 4.00%, 9/1/2036	935	988

City of Tallahassee, Utility System Rev., 5.00%, 10/1/2023	50	53

City of Tampa, H. Lee Moffitt Cancer Center Project

Series 2020B, Rev., 5.00%, 7/1/2026	100	114

Series 2020B, Rev., 5.00%, 7/1/2027	125	146

Series 2020B, Rev., 5.00%, 7/1/2028	230	275

Series 2020B, Rev., 5.00%, 7/1/2029	225	274

Series 2020B, Rev., 5.00%, 7/1/2030	250	309

Series 2020B, Rev., 5.00%, 7/1/2031	325	397

Series 2020B, Rev., 5.00%, 7/1/2032	250	304

Series 2020B, Rev., 5.00%, 7/1/2033	250	303

Series 2020B, Rev., 5.00%, 7/1/2034	300	363

Series 2020B, Rev., 5.00%, 7/1/2035	300	362

Series 2020B, Rev., 5.00%, 7/1/2036	500	602

Series 2020B, Rev., 4.00%, 7/1/2038	185	206

Series 2020B, Rev., 4.00%, 7/1/2039	1,600	1,782

Series 2020B, Rev., 5.00%, 7/1/2040	2,340	2,783

Series 2020B, Rev., 4.00%, 7/1/2045	7,400	8,064

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Florida — continued

City of West Palm Beach, Special Obligation Series C, Rev., 5.00%, 10/1/2028	25	29

County of Broward, Airport System Series 2019A, Rev., AMT, 5.00%, 10/1/2027	1,850	2,137

County of Broward, Professional Sports Facilities, Civic Arena Project Rev., 5.00%, 9/1/2024	40	42

County of Escambia, Sales Tax Rev., 5.00%, 10/1/2025	15	17

County of Lee

Series 2021A, Rev., AMT, 5.00%, 10/1/2030	6,095	7,370

Series 2021A, Rev., AMT, 5.00%, 10/1/2031	5,550	6,809

County of Lee, Transportation Facilities Rev., AGM, 5.00%, 10/1/2035	190	206

County of Manatee Rev., 5.00%, 10/1/2026	25	27

County of Manatee, Public Utilities

Rev., 5.00%, 10/1/2028	535	637

Rev., 5.00%, 10/1/2031	815	962

County of Martin, Half-Cent Sales Tax Rev., 5.00%, 7/1/2022	25	25

County of Miami-Dade, Aviation System

Rev., AMT, 5.00%, 10/1/2028	1,500	1,622

Rev., 5.00%, 10/1/2029	900	1,028

Series B, Rev., 5.00%, 10/1/2029	1,250	1,354

County of Miami-Dade, Building Better Communities Program

Series 2016A, GO, 5.00%, 7/1/2033	2,835	3,246

Series 2016A, GO, 5.00%, 7/1/2034	5,355	6,126

County of Miami-Dade, Capital Asset Acquisition Series 2019B, Rev., 5.00%, 4/1/2040	45	54

County of Miami-Dade, Public Health Trust Program Series A, GO, 5.00%, 7/1/2036	3,000	3,671

County of Miami-Dade, Subordinate Special Obligation Rev., 5.00%, 10/1/2028	120	138

County of Miami-Dade, Transit System, Sales Surtax

Rev., 5.00%, 7/1/2022	90	91

Rev., 4.00%, 7/1/2034	35	38

Rev., 5.00%, 7/1/2034	475	583

County of Miami-Dade, Water and Sewer System

Rev., 5.00%, 10/1/2033	25	30

Series 2017A, Rev., 4.00%, 10/1/2037	40	45

Series 2017A, Rev., 4.00%, 10/1/2039	50	56

Series 2019B, Rev., 5.00%, 10/1/2044	40	48

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued

County of Palm Beach, Airport System Rev., AMT, 5.00%, 10/1/2036	500	565

County of Palm Beach, Public Improvement Rev., 5.00%, 5/1/2038	1,545	1,743

County of Polk, Utility System Rev., 5.00%, 10/1/2030	50	63

County of Sarasota, Guaranteed Entitlement Rev., 4.50%, 10/1/2023 (b)	25	27

County of Sarasota, Utility System Series 2019A, Rev., 5.00%, 10/1/2038	35	42

East Central Regional Wastewater Treatment Facilities Operation Board, Biosolids Project Rev., 5.00%, 10/1/2023	40	42

Escambia County Health Facilities Authority, Baptist Health Care Corp. Obligated Group Series 2020A, Rev., 5.00%, 8/15/2040	3,600	4,245

Florida Atlantic University Finance Corp., Student Housing Project

Series 2019A, Rev., 5.00%, 7/1/2027	430	501

Series 2019B, Rev., 5.00%, 7/1/2032	1,715	2,044

Series 2019B, Rev., 5.00%, 7/1/2033	1,475	1,756

Florida Department of Environmental Protection Series 2017A, Rev., 5.00%, 7/1/2028	40	48

Florida Department of Management Services Series 2018A, COP, 5.00%, 11/1/2026	20	23

Florida Development Finance Corp., Educational Facilities, Renaissance Charter School, Inc. Project

Series 2020C, Rev., 4.00%, 9/15/2030 (d)	235	246

Series 2020C, Rev., 5.00%, 9/15/2040 (d)	525	568

Florida Development Finance Corp., Imagine School at Broward Project

Series A, Rev., 2.63%, 12/15/2024 (d)	275	275

Series A, Rev., 4.00%, 12/15/2029 (d)	265	280

Series A, Rev., 5.00%, 12/15/2039 (d)	305	341

Florida Development Finance Corp., Mater Academy Project

Series 2020A, Rev., 4.00%, 6/15/2025	455	484

Series 2020A, Rev., 5.00%, 6/15/2026	370	413

Series 2020A, Rev., 5.00%, 6/15/2027	390	444

Series 2020A, Rev., 5.00%, 6/15/2028	410	465

Series 2020A, Rev., 5.00%, 6/15/2029	400	452

Series 2020A, Rev., 5.00%, 6/15/2030	375	423

Series 2020A, Rev., 5.00%, 6/15/2035	1,000	1,120

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	57

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Florida — continued

Florida Development Finance Corp., The Mayflower Retirement Community Project

Series 2021B2, Rev., 1.75%, 6/1/2026 (d)	925	893

Series 2021B1, Rev., 2.38%, 6/1/2027 (d)	730	709

Florida Gulf Coast University Financing Corp., Housing Project Series 2019A, Rev., 5.00%, 2/1/2026	125	140

Florida Higher Educational Facilities Financial Authority, Florida Institute of Technology

Rev., 5.00%, 10/1/2022	110	112

Rev., 5.00%, 10/1/2023	125	132

Greater Orlando Aviation Authority, Airport Facilities Series 2019A, Rev., AMT, 5.00%, 10/1/2038	1,810	2,142

Halifax Hospital Medical Center Rev., 5.00%, 6/1/2022	25	25

Hillsborough County, Aviation Authority, Tampa International Airport Series 2018F, Rev., 5.00%, 10/1/2043	150	177

JEA Electric System

Series D, Rev., 5.00%, 4/1/2023 (b)	10	10

Series A, Rev., 5.00%, 10/1/2023 (b)	1,395	1,480

Key West Utility Board, Electric System Rev., 5.00%, 10/1/2027	45	53

Lee County School Board (The) Series 2016A, COP, 5.00%, 8/1/2035	25	28

Lee Memorial Health System

Series 2019A-1, Rev., 5.00%, 4/1/2028	3,375	3,995

Series 2019A-1, Rev., 5.00%, 4/1/2029	2,500	3,018

Manatee County School District, Sales Tax Rev., AGM, 5.00%, 10/1/2023	50	53

Miami-Dade County Health Facilities Authority, Niklaus Children’s Hospital Series 2021A, Rev., 4.00%, 8/1/2051	5,000	5,493

Orange County School Board Series 2016C, COP, 5.00%, 8/1/2033	40	46

Orlando Utilities Commission, Utility System Series 2012A, Rev., 5.00%, 10/1/2023	25	27

Palm Beach County Health Facilities Authority, Acts Retirement Life Communities, Inc., Obligated Group

Series 2020B, Rev., 4.00%, 11/15/2041	250	277

Series 2020B, Rev., 5.00%, 11/15/2042	500	580

Palm Beach County Health Facilities Authority, Toby and Leon Cooperman Sinai Residences of Boca Raton Expansion

Rev., 2.63%, 6/1/2025	4,185	4,167

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued

Rev., 4.00%, 6/1/2026 (f)	300	310

Rev., 3.00%, 6/1/2027	7,780	7,754

Rev., 4.00%, 6/1/2031 (f)	1,250	1,265

Rev., 4.00%, 6/1/2036 (f)	1,600	1,602

Palm Beach County School District Series C, COP, 5.00%, 8/1/2029	16,000	19,125

Pinellas County Educational Facilities Authority, Discovery Academy of Science Project Series 2022A, Rev., 4.00%, 6/1/2036 (d)	1,660	1,670

School Board of Miami-Dade County (The) Series 2015A, COP, 5.00%, 5/1/2030	70	77

School District of Broward County Series 2019A, COP, 5.00%, 7/1/2029	35	43

Seminole County Industrial Development Authority, Galileo Schools for Gifted Learning

Series 2021A, Rev., 4.00%, 6/15/2036 (d)	155	165

Series 2021A, Rev., 4.00%, 6/15/2041 (d)	215	225

South Florida Water Management District COP, 5.00%, 10/1/2036	125	141

St. Johns County Industrial Development Authority, Vicar’s Landing Project

Series 2021A, Rev., 4.00%, 12/15/2025	180	189

Series 2021A, Rev., 4.00%, 12/15/2026	185	195

Series 2021A, Rev., 4.00%, 12/15/2027	215	227

Series 2021A, Rev., 4.00%, 12/15/2028	200	211

Series 2021A, Rev., 4.00%, 12/15/2030	200	211

Series 2021A, Rev., 4.00%, 12/15/2031	205	216

Series 2021A, Rev., 4.00%, 12/15/2036	500	518

Series 2021A, Rev., 4.00%, 12/15/2041	375	383

State of Florida Board of Education, Public Education Capital Outlay

Series 2012C, GO, 5.00%, 6/1/2023	40	40

Series 2015F, GO, 5.00%, 6/1/2026	25	28

State of Florida Department of Education

Series 2018A, Rev., 5.00%, 7/1/2024	1,025	1,110

Series 2018A, Rev., 5.00%, 7/1/2025	2,375	2,644

Series 2018A, Rev., 5.00%, 7/1/2026	3,385	3,869

State of Florida Department of Transportation Turnpike System

Series 2013A, Rev., 5.00%, 7/1/2022	35	36

Series 2013B, Rev., 5.00%, 7/1/2022	75	75

Series 2013A, Rev., 5.00%, 7/1/2023	30	32

Series 2016A, Rev., 5.00%, 7/1/2023	20	21

Series 2019A, Rev., 5.00%, 7/1/2024	25	27

Tohopekaliga Water Authority, Utility System

Rev., 4.00%, 10/1/2022	25	25

Rev., 4.00%, 10/1/2034	30	34

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Florida — continued

Volusia County Educational Facility Authority, Embry-Riddle Aeronautical University, Inc., Project

Series 2020A, Rev., 4.00%, 10/15/2035	400	444

Series 2020A, Rev., 4.00%, 10/15/2036	500	553

Wildwood Utility Dependent District, South Sumter Utility Project

Rev., 5.00%, 10/1/2028	150	179

Rev., 5.00%, 10/1/2029	150	182

Rev., 5.00%, 10/1/2031	250	312

Total Florida		168,028

Georgia — 1.9%

Albany-Dougherty Inner City Authority, State University Projects

Rev., 5.00%, 7/1/2029	1,050	1,257

Rev., 5.00%, 7/1/2030	1,155	1,399

Rev., 5.00%, 7/1/2031	425	513

Athens-Clarke County Unified Government, Sales Tax GO, 5.00%, 12/1/2028	300	365

Cherokee County Board of Education, School System

GO, 5.00%, 8/1/2031	725	832

GO, 5.00%, 8/1/2032	750	861

GO, 5.00%, 8/1/2033	690	792

Cherokee County Water and Sewer Authority Rev., 5.00%, 8/1/2032	25	29

City of Atlanta, Water and Wastewater

Series 2013B, Rev., 5.00%, 11/1/2023	30	32

Rev., 5.00%, 11/1/2029	2,110	2,350

Rev., 5.00%, 11/1/2030	4,250	4,729

City of Bainbridge, Combined Utility Revenue

Rev., 4.00%, 12/1/2032	270	317

Rev., 4.00%, 12/1/2034	600	703

Rev., 4.00%, 12/1/2035	1,270	1,487

Rev., 4.00%, 12/1/2037	1,360	1,590

City of Columbus, Water and Sewerage

Series 2014A, Rev., 5.00%, 5/1/2027	445	480

Series 2014A, Rev., 5.00%, 5/1/2028	595	641

Rev., 5.00%, 5/1/2031	280	319

Rev., 5.00%, 5/1/2034	350	399

Rev., 5.00%, 5/1/2035	350	398

Clayton County Development Authority, Clayton State University

Rev., 5.00%, 7/1/2029	175	212

Rev., 5.00%, 7/1/2030	200	245

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Georgia — continued

Rev., 5.00%, 7/1/2031	175	217

Rev., 5.00%, 7/1/2032	205	254

Rev., 5.00%, 7/1/2033	250	310

Rev., 5.00%, 7/1/2035	270	335

Cobb County, Kennestone Hospital Authority, Wellstar Health System, Inc., Project

Series 2020A, Rev., 4.00%, 4/1/2032	400	448

Series 2020A, Rev., 4.00%, 4/1/2033	500	560

Series 2020A, Rev., 4.00%, 4/1/2034	350	392

Series 2020A, Rev., 4.00%, 4/1/2035	250	279

Series 2020A, Rev., 4.00%, 4/1/2036	505	564

Series 2020A, Rev., 3.00%, 4/1/2037	700	716

Series 2020A, Rev., 4.00%, 4/1/2039	475	528

Series 2020A, Rev., 3.00%, 4/1/2045	1,785	1,761

County of DeKalb, Water and Sewerage

Series B, Rev., 5.25%, 10/1/2022	4,810	4,937

Series B, Rev., 5.25%, 10/1/2023	8,660	9,228

Series 2006B, Rev., 5.25%, 10/1/2026	5,500	6,428

DeKalb Private Hospital Authority, Children’s Healthcare of Atlanta, Inc. Series 2019B, Rev., 5.00%, 7/1/2032	50	61

Gainesville and Hall County Hospital Authority, Northeast Georgia Health System, Inc., Project Series 2017A, Rev., 5.00%, 2/15/2028	115	133

George L Smith II Congress Center Authority, Convention Center Hotel First

Series 2021A, Rev., 2.38%, 1/1/2031	500	465

Series 2021A, Rev., 4.00%, 1/1/2036	500	513

George L Smith II Congress Center Authority, Convention Center Hotel Second

Series 2021B, Rev., 3.63%, 1/1/2031 (d)	1,170	1,104

Series 2021B, Rev., 5.00%, 1/1/2036 (d)	1,000	1,043

Georgia Higher Education Facilities Authority, USG Real Estate Foundation II LLC Projects

Rev., 5.00%, 6/15/2023	645	678

Rev., 5.00%, 6/15/2024	580	627

Rev., 5.00%, 6/15/2025	650	722

Rev., 5.00%, 6/15/2026	500	569

Rev., 5.00%, 6/15/2027	500	582

Rev., 5.00%, 6/15/2028	500	594

Rev., 5.00%, 6/15/2029	500	604

Rev., 5.00%, 6/15/2030	500	602

Rev., 5.00%, 6/15/2031	800	961

Rev., 3.00%, 6/15/2032	1,175	1,239

Rev., 5.00%, 6/15/2033	1,660	1,993

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	59

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Georgia — continued

Rev., 5.00%, 6/15/2034	1,125	1,350

Rev., 5.00%, 6/15/2035	1,250	1,499

Rev., 4.00%, 6/15/2036	1,000	1,125

Rev., 4.00%, 6/15/2037	1,500	1,686

Rev., 4.00%, 6/15/2039	1,785	1,995

Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System Project

Rev., 4.00%, 8/1/2035	500	567

Rev., 4.00%, 8/1/2036	375	425

Rev., 4.00%, 8/1/2037	495	560

Henry County, Water and Sewerage Authority

Rev., AGM-CR, BHAC-CR, NATL-RE, 5.25%, 2/1/2028	5,000	6,047

Rev., AGM-CR, BHAC-CR, NATL-RE, 5.25%, 2/1/2029	25	31

Main Street Natural Gas, Inc., Gas Supply

Series 2021C, Rev., 4.00%, 12/1/2026	1,300	1,421

Series 2021C, Rev., 4.00%, 12/1/2027	1,225	1,357

Newton County School District Series 2012A, GO, 5.00%, 4/1/2022	40	40

Polk County School District, Sales Tax GO, 5.00%, 3/1/2025	360	399

Private Colleges and Universities Authority, Emory University

Series 2019A, Rev., 5.00%, 9/1/2028	40	48

Series 2013A, Rev., 5.00%, 10/1/2043	2,005	2,121

State of Georgia

Series E, GO, 5.00%, 12/1/2023	20	21

Series A-2, GO, 5.00%, 2/1/2029	5,020	5,860

Total Georgia		85,949

Hawaii — 0.5%

City and County Honolulu, Wastewater System Series 2019A, Rev., 4.00%, 7/1/2025	25	27

City and County of Honolulu

Series 2019D, GO, 5.00%, 8/1/2023	20	21

Series 2017D, GO, 5.00%, 9/1/2023	20	21

Series B, GO, 5.00%, 10/1/2027	8,695	9,778

Series C, GO, 5.00%, 10/1/2027	3,000	3,373

State of Hawaii

Series FE, GO, 5.00%, 10/1/2027	1,315	1,525

Series FG, GO, 5.00%, 10/1/2028	2,500	2,892

Series FW, GO, 5.00%, 1/1/2032	5,000	6,059

Total Hawaii		23,696

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Idaho — 0.2%

Idaho Housing and Finance Association, Federal Highway Trust

Series A, Rev., 5.00%, 7/15/2025	2,550	2,848

Series A, Rev., 5.00%, 7/15/2026	4,800	5,507

Total Idaho		8,355

Illinois — 5.0%

Champaign County Community Unit School District No. 4 Champaign, School Building GO, 5.00%, 1/1/2031	305	344

City of Altamont, Electric Ars Series 2019B, GO, 3.00%, 1/1/2024	35	36

City of Aurora Series 2015-C, GO, 3.00%, 12/30/2022	100	102

City of Chicago, Waterworks, Second Lien

Rev., 5.00%, 11/1/2022	600	616

Rev., 5.00%, 11/1/2027	1,000	1,089

Rev., 5.00%, 11/1/2030	500	541

City of Decatur GO, AGM, 5.00%, 3/1/2028	15	16

City of Rockford, Sales Tax

GO, 4.00%, 12/15/2027	255	285

GO, 4.00%, 12/15/2029	515	589

GO, 4.00%, 12/15/2030	360	407

City of Springfield, Electric System, Senior Lien

Rev., 5.00%, 3/1/2027	4,500	4,944

Rev., 5.00%, 3/1/2028	4,000	4,390

Rev., AGM, 3.50%, 3/1/2030	3,500	3,642

Cook County School District No. 111 Burbank GO, AGM, 4.00%, 12/1/2035	50	55

Cook County Township High School District No. 225, Glenbrook Series 2016A, GO, 5.00%, 12/1/2024	15	16

County of Cook, Sales Tax Rev., 5.00%, 11/15/2031	3,600	4,253

County of Du Page, Courthouse Project

GO, 5.00%, 1/1/2028	255	290

GO, 5.00%, 1/1/2029	730	830

County of Will GO, 4.00%, 11/15/2036	60	65

Du Page Cook and Will Counties Community College District No. 502 GO, 5.00%, 6/1/2023	25	26

DuPage and Cook Counties Community Consolidated School District No. 181 Hinsdale

Rev., 5.00%, 12/1/2025	25	28

Series 2018A, GO, 4.00%, 1/15/2032	25	27

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

DuPage County Community Unit School District No. 200 Wheaton-Warrenville GO, 5.00%, 10/1/2025	30	34

DuPage County High School District No. 87 Glenbard GO, 5.00%, 1/1/2028	25	28

Illinois Finance Authority, Advocate Health and Hospital Corp. Obligated Group

Series 2013A, Rev., 5.00%, 6/1/2023	20	21

Rev., 4.13%, 5/1/2025 (b)	5	5

Rev., 4.13%, 5/1/2025	5	5

Rev., 4.13%, 5/1/2045	30	32

Illinois Finance Authority, Clean Water Initiative Revolving Fund Rev., 5.00%, 7/1/2039	80	97

Illinois Finance Authority, Plymouth Place, Inc.

Series 2021A, Rev., 5.00%, 5/15/2032	140	158

Series 2021A, Rev., 5.00%, 5/15/2033	145	162

Series 2021A, Rev., 5.00%, 5/15/2034	300	335

Series 2021A, Rev., 5.00%, 5/15/2035	315	350

Series 2021A, Rev., 5.00%, 5/15/2036	325	359

Illinois Finance Authority, Riverside Health System Rev., 4.00%, 11/15/2030	45	49

Illinois Finance Authority, Rush University Medical Center Obligated Group Series 2015A, Rev., 5.00%, 11/15/2024	1,000	1,095

Illinois Finance Authority, Social Bonds-Learn Chapter School Project

Rev., 4.00%, 11/1/2026	75	81

Rev., 4.00%, 11/1/2027	75	81

Rev., 4.00%, 11/1/2028	120	131

Rev., 4.00%, 11/1/2029	120	131

Rev., 4.00%, 11/1/2030	130	143

Rev., 4.00%, 11/1/2031	130	144

Rev., 4.00%, 11/1/2041	375	408

Illinois Finance Authority, Southern Illinois Healthcare Enterprises, Inc. Series C, Rev., 5.00%, 3/1/2025	400	442

Illinois Finance Authority, Township High School District Rev., 4.00%, 12/1/2035	40	45

Illinois Sports Facilities Authority (The), State Tax

Rev., 5.00%, 6/15/2028	2,000	2,371

Rev., 5.00%, 6/15/2029	2,500	3,020

Rev., 5.00%, 6/15/2030	1,500	1,785

Illinois State Toll Highway Authority

Series 2019C, Rev., 5.00%, 1/1/2028	25	30

Series 2015B, Rev., 5.00%, 1/1/2029	35	39

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued

Series 2016B, Rev., 5.00%, 1/1/2030	30	34

Series 2019C, Rev., 5.00%, 1/1/2031	11,050	13,608

Series 2016A, Rev., 5.00%, 12/1/2031	30	34

Kane Cook and DuPage Counties School District No. U-46 Elgin Series 2015D, GO, 5.00%, 1/1/2034	1,700	1,812

Kane County Community Unit School District No. 304 Geneva GO, 5.00%, 1/1/2029	20	23

Kane County School District No. 131 Aurora East Side

Series 2020A, GO, AGM, 4.00%, 12/1/2028	65	74

Series 2020A, GO, AGM, 4.00%, 12/1/2029	65	74

Series 2020B, GO, AGM, 4.00%, 12/1/2029	40	46

Series 2020A, GO, AGM, 4.00%, 12/1/2030	75	85

Series 2020A, GO, AGM, 4.00%, 12/1/2031	100	112

Series 2020A, GO, AGM, 4.00%, 12/1/2032	115	129

Series 2020A, GO, AGM, 4.00%, 12/1/2033	130	146

Series 2020A, GO, AGM, 4.00%, 12/1/2034	230	258

Series 2020A, GO, AGM, 4.00%, 12/1/2035	280	312

Series 2020A, GO, AGM, 4.00%, 12/1/2036	250	280

Lake County Community Consolidated School District No. 3 Beach Park

GO, AGM, 4.00%, 2/1/2030	730	823

GO, AGM, 4.00%, 2/1/2031	830	932

GO, AGM, 4.00%, 2/1/2032	535	600

GO, AGM, 4.00%, 2/1/2033	500	560

McHenry County Community Consolidated School District No. 47 Crystal Lake Rev., 4.00%, 2/1/2028	25	28

Northern Illinois University, Auxiliary Facilities System

Series 2020B, Rev., 5.00%, 4/1/2027	550	632

Series 2020B, Rev., 5.00%, 4/1/2028	650	760

Series 2020B, Rev., 5.00%, 4/1/2029	425	506

Series 2020B, Rev., 5.00%, 4/1/2030	250	302

Series 2020B, Rev., 5.00%, 4/1/2032	650	782

Series 2020B, Rev., 5.00%, 4/1/2033	675	811

Series 2020B, Rev., 5.00%, 4/1/2034	475	570

Regional Transportation Authority Series 2002A, Rev., NATL-RE, 6.00%, 7/1/2029	55	70

Sales Tax Securitization Corp.

Series 2017A, Rev., 5.00%, 1/1/2027	90	104

Series C, Rev., 5.50%, 1/1/2030	18,250	22,269

Series C, Rev., 5.50%, 1/1/2031	26,360	32,062

Series C, Rev., 5.25%, 1/1/2034	22,520	26,900

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	61

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

Southwestern Illinois Development Authority, Flood Prevention District Council Project Rev., 5.00%, 4/15/2030	625	765

State of Illinois

GO, 5.00%, 5/1/2022	160	161

Series 2018A, GO, 5.00%, 10/1/2022	180	184

GO, 5.00%, 3/1/2023	10	10

GO, 5.00%, 5/1/2023	120	125

Series 2018A, GO, 4.00%, 5/1/2024	50	53

Series D, GO, 5.00%, 11/1/2024	15,715	17,125

GO, 5.00%, 1/1/2025	700	766

GO, 5.00%, 3/1/2025	5,600	5,619

GO, 5.00%, 8/1/2025	25	25

GO, 5.00%, 2/1/2026	4,900	5,463

GO, 5.00%, 3/1/2026	5,910	5,931

Series 2017D, GO, 5.00%, 11/1/2026	5,175	5,849

GO, 5.00%, 6/1/2027	25	28

GO, 5.00%, 1/1/2028	150	167

GO, 4.13%, 3/1/2028	30	30

GO, 4.50%, 2/1/2029	450	474

Series 2018A, GO, 5.00%, 5/1/2030	35	40

GO, 4.13%, 11/1/2031	40	43

GO, 4.00%, 6/1/2032	100	106

Series 2020B, GO, 4.00%, 10/1/2033	3,990	4,334

Series 2021B, GO, 5.00%, 12/1/2033	7,000	8,387

Series 2021A, GO, 5.00%, 3/1/2036	2,860	3,367

Series 2021A, GO, 4.00%, 3/1/2038	2,250	2,435

GO, 5.00%, 2/1/2039	2,255	2,377

Series 2021A, GO, 4.00%, 3/1/2039	3,495	3,775

Series 2021A, GO, 4.00%, 3/1/2041	2,200	2,365

Series 2020C, GO, 4.00%, 10/1/2041	1,325	1,418

Series 2020C, GO, 4.00%, 10/1/2042	2,825	3,022

State of Illinois, Sales Tax

Rev., 5.00%, 6/15/2023	40	42

Series D, Rev., 5.00%, 6/15/2024	40	43

Village of Bolingbrook Series 2014A, GO, AGM, 5.00%, 1/1/2032	150	164

Village of Bolingbrook, Capital Appreciation Series C, GO, NATL-RE, Zero Coupon, 1/1/2023	2,195	2,171

Village of Bolingbrook, Will and Dupage Counties, Special Service Areas Numbers 2001-1, 2001-2, 2001-3, and 2002-1

Rev., AGM, 4.00%, 3/1/2026	620	675

Rev., AGM, 4.00%, 3/1/2027	375	415

Rev., AGM, 4.00%, 3/1/2028	1,000	1,113

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued

Village of Westmont GO, 4.00%, 1/1/2027	45	50

Will County Community Unit School District No. 365-U Valley View

GO, 4.00%, 1/1/2030	975	1,063

GO, 4.00%, 1/1/2033	1,000	1,087

GO, 3.00%, 7/1/2036	1,700	1,757

Will County Forest Preservation District, Limited Tax

GO, 5.00%, 12/15/2031	500	622

GO, 5.00%, 12/15/2032	500	621

GO, 5.00%, 12/15/2033	710	881

GO, 5.00%, 12/15/2034	915	1,135

Will Grundy Etc Counties Community College District No. 525, Joliet Junior College GO, 5.00%, 1/1/2026	40	45

Total Illinois		226,238

Indiana — 1.4%

Beech Grove Central School Building Corp., Unlimited Tax Series 2021A, Rev., 4.00%, 7/15/2034	160	185

Brownsburg 1999 School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 5.00%, 1/15/2028	10	12

Carmel Redevelopment Authority, Option Income Tax Lease Rental Series 2014B, Rev., 5.00%, 7/1/2023	25	26

City of Fishers Series 2018C, GO, 5.00%, 1/1/2026	40	45

City of Franklin, Otterbeit Homes

Series B, Rev., 5.00%, 7/1/2025	1,500	1,663

Series B, Rev., 5.00%, 7/1/2027	500	577

Series B, Rev., 5.00%, 7/1/2030	670	800

Series B, Rev., 5.00%, 7/1/2032	735	872

Series B, Rev., 4.00%, 7/1/2034	805	889

Series B, Rev., 4.00%, 7/1/2035	685	755

City of Goshen, Multi-Family, Green Oaks of Goshen Project Series 2021A, Rev., 5.00%, 8/1/2041 (d)	750	684

City of Jeffersonville, Vivera Senior Living of Jeffersonville Project Series 2020A, Rev., 5.25%, 11/1/2040 (d)	4,560	4,448

City of Rockport, Indiana Michigan Power Co. Project Series 2009A, Rev., 3.05%, 6/1/2025	11,600	12,048

City of Valparaiso Rev., 5.38%, 12/1/2041 (d)	1,550	1,424

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Indiana — continued

East Allen Multi School Building Corp., Indiana Ad Valorem Property Tax, First Mortgage Rev., 5.00%, 1/15/2038	25	29

Fort Wayne Redevelopment Authority Lease Rental, Harrison Square Project

Rev., 5.00%, 8/1/2024	1,095	1,171

Rev., 5.00%, 2/1/2025	500	534

Greenfield Middle School Building Corp., Ad Valorem Property Tax First Mortgage

Rev., 4.00%, 7/15/2033	245	271

Rev., 4.00%, 1/15/2035	550	603

Hamilton Southeastern Consolidated School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 5.00%, 1/15/2026	30	34

Hobart Building Corp., Ad Valorem Property Tax First Mortgage Rev., 5.00%, 1/15/2029	65	74

Huntington Countywide School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 5.00%, 1/15/2035	35	42

Indiana Bond Bank, Hamilton County Projects

Series 2019B, Rev., Zero Coupon, 7/15/2024	220	213

Series 2019B, Rev., Zero Coupon, 1/15/2025	200	191

Series 2019B, Rev., Zero Coupon, 7/15/2025	450	426

Series 2019B, Rev., Zero Coupon, 1/15/2026	370	347

Series 2019B, Rev., Zero Coupon, 7/15/2026	370	343

Series 2019B, Rev., Zero Coupon, 1/15/2027	325	298

Series 2019B, Rev., Zero Coupon, 7/15/2027	320	290

Series 2019B, Rev., Zero Coupon, 1/15/2028	450	403

Series 2019B, Rev., Zero Coupon, 7/15/2028	450	397

Series 2019B, Rev., Zero Coupon, 1/15/2029	560	488

Series 2019B, Rev., Zero Coupon, 7/15/2029	735	633

Series 2019B, Rev., Zero Coupon, 1/15/2030	750	631

Series 2019B, Rev., Zero Coupon, 7/15/2030	740	612

Indiana Bond Bank, Special Program, Columbus Learning Center Project Series 2012C, Rev., 5.00%, 8/1/2022	10	10

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Indiana — continued

Indiana Finance Authority, Educational Facilities, Kipp Indianapolis, Inc., Project

Series 2020A, Rev., 4.00%, 7/1/2030	110	117

Indiana Finance Authority, Educational Facilities, Valparaiso University Project

Rev., 5.00%, 10/1/2024	1,000	1,074

Rev., 5.00%, 10/1/2025	675	742

Rev., 4.00%, 10/1/2034	170	188

Rev., 4.00%, 10/1/2035	415	459

Indiana Finance Authority, First Lien Wastewater, CWA Authority Project Series 2016A, Rev., 5.00%, 10/1/2036	70	81

Indiana Finance Authority, Franciscan Alliance, Inc., Obligated Group

Series 2016B, Rev., 5.00%, 11/1/2026	10	11

Series 2017B, Rev., 5.00%, 11/1/2032	25	30

Indiana Finance Authority, Goshen Health

Series 2019A, Rev., 5.00%, 11/1/2029	125	149

Series 2019A, Rev., 5.00%, 11/1/2030	500	595

Series 2019A, Rev., 5.00%, 11/1/2031	1,020	1,212

Series 2019A, Rev., 5.00%, 11/1/2032	530	627

Series 2019A, Rev., 5.00%, 11/1/2033	1,110	1,312

Series 2019A, Rev., 5.00%, 11/1/2034	760	897

Series 2019A, Rev., 5.00%, 11/1/2035	665	782

Series 2019A, Rev., 4.00%, 11/1/2036	230	254

Series 2019A, Rev., 4.00%, 11/1/2037	335	369

Series 2019A, Rev., 4.00%, 11/1/2038	340	374

Series 2019A, Rev., 4.00%, 11/1/2039	355	390

Indiana Finance Authority

Series 2019A, Rev., 5.00%, 2/1/2033	30	37

Series 2019A, Rev., 5.00%, 2/1/2034	35	42

Indiana Finance Authority, Marion General Hospital, Inc. Series 2021A, Rev., 4.00%, 7/1/2032	135	155

Indiana Finance Authority, Rose-Hulman Institute of Technology Project

Rev., 5.00%, 6/1/2030	110	133

Rev., 5.00%, 6/1/2032	70	84

Rev., 4.00%, 6/1/2034	120	134

Indiana Finance Authority, State Revolving Fund Program

Series C, Rev., 5.00%, 2/1/2023 (b)	3,000	3,113

Series 2017B, Rev., 5.00%, 2/1/2026	20	23

Series 2015A, Rev., 5.00%, 2/1/2027	1,000	1,102

Series 2018A, Rev., 5.00%, 2/1/2035	100	119

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	63

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Indiana — continued

Indiana Housing and Community Development Authority, Vita of Marion Project

Series 2021B, Rev., 4.00%, 4/1/2024	500	499

Series 2021A, Rev., 5.00%, 4/1/2031 (d)	665	664

Series 2021A, Rev., 5.25%, 4/1/2041 (d)	1,875	1,871

Indianapolis Local Public Improvement Bond Bank, Courthouse and Jail Project Series 2019A, Rev., 5.00%, 2/1/2032	225	271

Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project Series 2017C, Rev., 5.00%, 1/1/2035	195	230

Indianapolis Local Public Improvement Bond Bank, Stormwater Project Series 2013D, Rev., 5.00%, 1/1/2024	1,250	1,292

Metropolitan School District of Warren Township Vision 2005 School Building Corp., First Mortgage, Ad Valorem Property Tax Rev., 4.00%, 7/10/2032	25	29

Michigan City School Building Corp., Ad Valorem Property Tax First Mortgage Series 2016A, Rev., 5.00%, 1/15/2025	4,925	5,335

North Adams Community Schools Renovation Building Corp., First Mortgage, Ad Valorem Property Tax Rev., 5.00%, 7/15/2032	25	30

Northern Wells Multi-School Building Corp., Ad Valorem Property Tax, First Mortgage Rev., 4.00%, 7/15/2035	50	55

Perry Township Multi School Building Corp., Ad Valorem Property Tax First Mortgage Series 2012B, Rev., 5.00%, 7/15/2022	25	25

Plainfield High School Building Corp., Ad Valorem Property Tax, First Mortgage

Rev., 5.00%, 7/15/2023	750	791

Rev., 5.00%, 7/15/2024	1,255	1,359

Series 2019A, Rev., 5.00%, 7/15/2028	30	36

Purdue University, Student Fee Series DD, Rev., 5.00%, 7/1/2026	1,000	1,154

Valparaiso Multi-Schools Building Corp., Unlimited AD Valorem Property Tax First Mortgage Rev., 4.00%, 1/15/2024	50	53

Vinton-Tecumseh School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 5.00%, 7/15/2032	265	329

Yorktown Redevelopment Authority, Ad Valorem Property Tax Lease Rev., 4.00%, 1/15/2026	35	38

Total Indiana		61,134

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Iowa — 0.3%

City of Cedar Rapids, Sewer Series 2019C, Rev., 4.00%, 6/1/2031	25	28

City of Des Moines, Capital Loan Notes Series 2014E, GO, 5.00%, 6/1/2022	30	31

County of Linn

COP, 4.00%, 6/1/2030	490	546

COP, 4.00%, 6/1/2032	1,455	1,606

COP, 4.00%, 6/1/2033	1,615	1,779

COP, 4.00%, 6/1/2034	700	770

COP, 4.00%, 6/1/2035	575	631

Iowa Finance Authority, Senior Living Facility, Sunrise Retirement Community Project

Rev., 3.00%, 9/1/2022	315	314

Rev., 4.00%, 9/1/2025	115	115

Rev., 5.00%, 9/1/2026	85	88

Rev., 5.00%, 9/1/2028	200	205

Rev., 5.00%, 9/1/2030	110	111

Rev., 5.00%, 9/1/2031	100	100

Rev., 5.00%, 9/1/2036	440	428

Iowa Finance Authority, State Revolving Fund

Rev., 5.00%, 8/1/2026 (b)	5,220	6,030

Rev., 5.00%, 8/1/2027	30	34

Rev., 5.00%, 8/1/2031	30	36

Iowa Finance Authority, Unitypoint Health Series 2016E, Rev., 5.00%, 8/15/2023	435	460

State of Iowa, IJOBS Program, Special Obligation Series 2016A, Rev., 5.00%, 6/1/2023	35	37

State of Iowa, Special Obligation Rev., 5.00%, 6/15/2024	200	217

Waukee Community School District Series 2016B, GO, 5.00%, 6/1/2022	20	20

Total Iowa		13,586

Kansas — 0.6%

Butler County, Unified School District No. 385 Andover, School Building GO, 5.00%, 9/1/2027 (b)	790	938

City of Manhattan, Meadowlark Hills

Series 2021A, Rev., 4.00%, 6/1/2026	315	333

Series 2021A, Rev., 4.00%, 6/1/2027	330	350

Series 2021A, Rev., 4.00%, 6/1/2028	300	319

Series 2021A, Rev., 4.00%, 6/1/2036	500	525

Series 2021A, Rev., 4.00%, 6/1/2046	500	512

City of Wichita, Airport Bonds Series 2015A, GO, 4.00%, 12/1/2040	25	27

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Kansas — continued

Johnson and Miami Counties Unified School District No. 230 Spring Hills Series 2018-A, GO, 4.00%, 9/1/2033	2,965	3,300

Riley County Unified School District No. 383, Manhattan-Ogden

Series 2018A, GO, 5.00%, 9/1/2032	40	47

Series 2018A, GO, 5.00%, 9/1/2034	60	71

State of Kansas Department of Transportation

Series 2018A, Rev., 5.00%, 9/1/2023	20	21

Series 2015B, Rev., 5.00%, 9/1/2029	5,150	5,772

Series B, Rev., 5.00%, 9/1/2030	8,025	8,989

Series B, Rev., 5.00%, 9/1/2035	4,625	5,174

Wyandotte County Unified School District No. 203 Piper

Series 2018A, GO, 5.00%, 9/1/2041	1,000	1,192

Series 2018A, GO, 5.00%, 9/1/2042	30	36

Total Kansas		27,606

Kentucky — 1.3%

City of Hazard, Appalachian Regional Healthcare Project

Rev., 4.00%, 7/1/2035	1,300	1,485

Rev., 4.00%, 7/1/2037	1,000	1,140

Rev., 4.00%, 7/1/2038	1,040	1,184

County of Carroll, Kentucky Environmental Facilities

Series A, Rev., AMT, 2.00%, 2/1/2032	11,025	10,400

Series B, Rev., AMT, 2.13%, 10/1/2034	7,440	7,028

Kentucky Economic Development Finance Authority, Baptist Healthcare System Obligated Group Series B, Rev., 5.00%, 8/15/2028	2,885	3,388

Kentucky Economic Development Finance Authority, Commonspirit Health

Series 2019A-1, Rev., 5.00%, 8/1/2031	1,250	1,483

Series 2019A-1, Rev., 5.00%, 8/1/2032	1,000	1,184

Series 2019A-1, Rev., 5.00%, 8/1/2035	500	590

Kentucky Economic Development Finance Authority, Owensboro Health, Inc.

Series 2017A, Rev., AGM, 4.00%, 6/1/2037	1,750	1,874

Series 2017A, Rev., 5.00%, 6/1/2037	2,795	3,180

Kentucky Public Energy Authority, Gas Supply

Series 2022A-1, Rev., 4.00%, 3/8/2022 (c) (f)	7,425	8,292

Series 2018A, Rev., 4.00%, 4/1/2024 (c)	6,450	6,744

Series 2019C, Rev., 4.00%, 2/1/2028 (c)	10,300	11,358

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Kentucky — continued

Kentucky State Property and Building Commission, Project No. 84

Rev., NATL-RE, 5.00%, 8/1/2022	1,175	1,196

Total Kentucky		60,526

Louisiana — 0.9%

City of Alexandria Series 2013A, Rev., 5.00%, 5/1/2023 (b)	1,400	1,466

City of Shreveport, Water and Sewer Series 2016B, Rev., 5.00%, 12/1/2031	75	86

City of Shreveport, Water and Sewer, Junior Lien

Series 2018C, Rev., 5.00%, 12/1/2023	370	394

Series C, Rev., 5.00%, 12/1/2024	510	559

Series 2018C, Rev., 5.00%, 12/1/2025	835	941

Series 2018C, Rev., 5.00%, 12/1/2026	500	579

Series 2018C, Rev., 5.00%, 12/1/2028	400	482

Series 2019B, Rev., AGM, 5.00%, 12/1/2029	300	360

Series C, Rev., 5.00%, 12/1/2029	1,500	1,799

Series 2019B, Rev., AGM, 5.00%, 12/1/2030	500	597

Series 2019B, Rev., AGM, 5.00%, 12/1/2031	500	595

Series 2019B, Rev., AGM, 5.00%, 12/1/2032	445	529

Series 2019B, Rev., AGM, 4.00%, 12/1/2033	325	361

Louisiana Public Facilities Authority, Lincoln Preparatory School Project

Series 2021A, Rev., 5.00%, 6/1/2031 (d)	450	480

Series 2021A, Rev., 5.00%, 6/1/2041 (d)	525	545

Louisiana Public Facilities Authority, Materra Campus Project

Series 2021C, Rev., 4.00%, 6/1/2031 (d)	245	250

Series 2021A, Rev., 4.00%, 6/1/2041 (d)	1,330	1,344

Series 2021C, Rev., 4.00%, 6/1/2041 (d)	440	445

Louisiana Public Facilities Authority, Mentorship Steam Academy Project

Series 2021A, Rev., 5.00%, 6/1/2036 (d)	385	400

Series 2021A, Rev., 5.00%, 6/1/2042 (d)	440	450

Series 2021A, Rev., 5.00%, 6/1/2051 (d)	705	714

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project

Rev., 5.00%, 5/15/2026	20	23

Rev., 5.00%, 5/15/2031	875	1,066

Rev., 5.00%, 5/15/2032	900	1,093

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	65

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Louisiana — continued

Rev., 5.00%, 5/15/2033	700	848

Rev., 5.00%, 5/15/2034	875	1,057

Louisiana Public Facilities Authority, Tulane University Project

Series 2016A, Rev., 5.00%, 12/15/2027	160	184

Series 2020A, Rev., 5.00%, 4/1/2032	150	182

Series 2020A, Rev., 5.00%, 4/1/2034	500	606

Louisiana State University, Agricultural and Mechanical College, Auxiliary Facilities System Rev., 3.75%, 7/1/2024 (b)	75	79

State of Louisiana

Series 2012C, GO, 5.00%, 7/15/2022	15	15

Series 2019A, Rev., 5.00%, 9/1/2022	30	31

Series 2019A, GO, 5.00%, 3/1/2035	13,000	15,791

Series 2019A, GO, 5.00%, 3/1/2038	3,470	4,199

Total Louisiana		38,550

Maine — 0.1%

City of Portland GO, 5.00%, 4/1/2024	25	27

Maine Health and Higher Educational Facilities Authority, John F Murphy Homes, Inc. Series 2019B, Rev., 4.00%, 7/1/2036	25	28

Maine Health and Higher Educational Facilities Authority, Mainehealth

Series 2020A, Rev., 5.00%, 7/1/2033	1,000	1,230

Series 2020A, Rev., 5.00%, 7/1/2034	1,000	1,229

Series 2020A, Rev., 5.00%, 7/1/2035	500	614

Series 2020A, Rev., 4.00%, 7/1/2036	950	1,075

Maine Municipal Bond Bank Series C, Rev., 5.00%, 11/1/2034	660	776

Maine Municipal Bond Bank, Transcap Program Series 2015A, Rev., 5.00%, 9/1/2024	70	76

University of Maine Rev., AGM, 4.00%, 3/1/2027	100	107

Total Maine		5,162

Maryland — 4.0%

City of Baltimore, Consolidated Public Improvement Series 2017B, GO, 5.00%, 10/15/2027	2,000	2,380

City of Baltimore, Wastewater Projects Series 2017A, Rev., 5.00%, 7/1/2041	13,845	15,871

County of Anne Arundel, Consolidated General Improvements

GO, 5.00%, 10/1/2026	6,285	7,293

GO, 5.00%, 10/1/2027	6,000	7,140

GO, 5.00%, 10/1/2034	3,360	3,874

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — continued

GO, 5.00%, 10/1/2035	2,395	2,762

GO, 5.00%, 10/1/2037	3,400	3,919

County of Anne Arundel, Consolidated Water and Sewer

GO, 5.00%, 10/1/2026	2,260	2,623

GO, 5.00%, 10/1/2027	2,260	2,688

GO, 5.00%, 10/1/2034	1,875	2,162

GO, 5.00%, 10/1/2035	1,925	2,220

County of Baltimore, Consolidated Public Improvement

GO, 5.00%, 8/1/2026	1,400	1,571

GO, 5.00%, 3/1/2028	4,930	5,929

GO, 5.00%, 3/1/2029	5,540	6,634

GO, 5.00%, 3/1/2030	6,335	7,590

County of Baltimore, Metropolitan District, 2019 Crossover GO, 5.00%, 11/1/2024	25	27

County of Baltimore, Metropolitan District, 80th Issue

GO, 5.00%, 3/1/2027	4,830	5,672

GO, 5.00%, 3/1/2029	5,500	6,586

GO, 5.00%, 3/1/2030	5,665	6,787

GO, 5.00%, 3/1/2031	6,125	7,322

County of Howard, Consolidated Public Improvement

Series 2018A, GO, 5.00%, 2/15/2027	5,435	6,375

Series 2018A, GO, 5.00%, 2/15/2029	6,605	7,902

Series D, GO, 5.00%, 2/15/2030	4,780	5,721

Series 2017D, GO, 4.00%, 2/15/2032	40	45

County of Montgomery, Consolidated Public Improvement

Series 2017C, GO, 5.00%, 10/1/2026	5,000	5,807

Series 2017A, GO, 5.00%, 11/1/2026	4,150	4,831

County of Montgomery, Department of Liquor Control Series 2019A, Rev., 5.00%, 4/1/2027	75	88

County of Prince George’s, Consolidated Public Improvement Series 2018A, GO, 5.00%, 7/15/2029	10	12

Maryland Economic Development Corp., Port Covington Project Rev., 4.00%, 9/1/2040	875	924

Maryland Health and Higher Educational Facilities Authority, Frederick Health System Issue

Rev., 3.25%, 7/1/2039	175	180

Rev., 4.00%, 7/1/2040	215	240

Rev., 4.00%, 7/1/2045	800	883

Rev., 4.00%, 7/1/2050	1,295	1,421

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Maryland — continued

Maryland Health and Higher Educational Facilities Authority, Lifebridge Health Issue

Rev., 4.00%, 7/1/2035	1,000	1,072

Rev., 4.00%, 7/1/2036	1,000	1,073

Maryland Health and Higher Educational Facilities Authority, Medstar Health Issue Series 2017A, Rev., 5.00%, 5/15/2045	1,205	1,399

Maryland Health and Higher Educational Facilities Authority, Stevenson University Project

Rev., 5.00%, 6/1/2029	150	177

Rev., 5.00%, 6/1/2031	175	213

Rev., 5.00%, 6/1/2033	200	243

Rev., 4.00%, 6/1/2034	350	391

Rev., 4.00%, 6/1/2035	475	530

Rev., 4.00%, 6/1/2037	445	495

Rev., 4.00%, 6/1/2039	465	515

Rev., 4.00%, 6/1/2040	250	276

State of Maryland, Department of Transportation Rev., 5.00%, 10/1/2027	2,000	2,308

State of Maryland, State and Local Facilities Loan of 2017

Series 2017A, GO, 5.00%, 3/15/2024	40	43

Series A, GO, 5.00%, 3/15/2028	5,280	6,185

Series A, GO, 4.00%, 3/15/2030	22,225	24,828

Series A, GO, 5.00%, 3/15/2031	1,920	2,236

State of Maryland, State and Local Facilities Loan of 2018 Series 2018A, GO, 5.00%, 3/15/2029	4,225	5,064

Washington Suburban Sanitary Commission, Consolidated Public Improvement

Rev., GTD, 4.00%, 6/1/2025	40	43

Rev., GTD, 5.00%, 6/1/2030	25	31

Total Maryland		182,601

Massachusetts — 3.1%

City of Westfield, Municipal Purpose Loan

GO, 5.00%, 10/15/2022	25	26

GO, 5.00%, 3/1/2024	20	21

City of Woburn GO, 5.00%, 7/15/2027	45	53

Commonwealth of Massachusetts

Series B, GO, 5.25%, 8/1/2023	10,000	10,598

Series 2006B, GO, AGM, 5.25%, 9/1/2023	15	16

Series 2016A, GO, 5.00%, 7/1/2026	45	52

Series 2018B, GO, 5.00%, 7/1/2026	45	52

Series 2019A, GO, 5.00%, 1/1/2027	25	29

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Massachusetts — continued

Series 2017D, GO, 5.00%, 7/1/2027	45	53

Series A, GO, 5.00%, 7/1/2027	25	30

Series A, GO, 5.00%, 7/1/2036	3,535	3,955

Commonwealth of Massachusetts Federal Highway, Accelerated Bridge Program Series 2013A, Rev., GAN, 5.00%, 6/15/2022 (b)	20	20

Commonwealth of Massachusetts Transportation Fund Series 2016A, Rev., 5.00%, 6/1/2027	15	17

Commonwealth of Massachusetts, Consolidated Loan Series E, GO, AMBAC, 5.00%, 11/1/2025	5,000	5,651

Commonwealth of Massachusetts, Consolidated Loan of 2014 Series 7, GO, 5.00%, 7/1/2024	40	43

Commonwealth of Massachusetts, Consolidated Loan of 2015 Series 2015D, GO, 4.00%, 9/1/2029	9,460	10,260

Commonwealth of Massachusetts, Consolidated Loan of 2016

Series 2016A, GO, 5.00%, 3/1/2031	2,250	2,414

Series 2016A, GO, 5.00%, 3/1/2032	1,000	1,072

Series J, GO, 4.00%, 12/1/2039	13,125	14,466

Commonwealth of Massachusetts, Consolidated Loan of 2017

Series A, GO, 5.00%, 4/1/2032	9,145	10,629

Series 2017A, GO, 5.00%, 4/1/2033	10,000	11,616

Series 2017D, GO, 5.00%, 2/1/2036	40	46

Commonwealth of Massachusetts, Consolidated Loan of 2018

Series 2018B, GO, 5.00%, 1/1/2027	10,000	11,662

Series 2018A, GO, 5.00%, 1/1/2040	35	41

Commonwealth of Massachusetts, Consolidated Loan of 2020 Series 2020A, GO, 5.00%, 3/1/2023	20	21

Essex North Shore Agricultural and Technical School District, State Qualified School Bonds GO, 4.00%, 6/1/2043	35	38

Massachusetts Bay Transportation Authority Assessment

Series 2006A, Rev., 5.25%, 7/1/2025	2,250	2,542

Series 2006A, Rev., 5.25%, 7/1/2027	10,530	12,603

Massachusetts Bay Transportation Authority, Sales Tax

Series 2004A, Rev., 5.50%, 7/1/2024	25	27

Series B, Rev., NATL-RE, 5.50%, 7/1/2026	5	6

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	67

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Massachusetts — continued

Series 2015A, Rev., 5.00%, 7/1/2027	25	28

Series 2017A-2, Rev., 5.00%, 7/1/2027	25	29

Series 2005A, Rev., 5.00%, 7/1/2028	25	30

Series 2006A, Rev., 5.25%, 7/1/2029	5,000	6,226

Series 2005A, Rev., 5.00%, 7/1/2031	1,255	1,600

Series A-1, Rev., 5.25%, 7/1/2033	5,000	6,741

Massachusetts Clean Water Trust (The), Revolving Fund

Series 21, Rev., 5.00%, 8/1/2031	110	132

Series 22, Rev., 5.00%, 8/1/2033	25	31

Massachusetts Development Finance Agency, Mass General Brigham Issue Series 2020A-2, Rev., 5.00%, 7/1/2029	75	92

Massachusetts Development Finance Agency, Milford Regional Medical Center

Series G, Rev., 5.00%, 7/15/2023 (d)	120	125

Series G, Rev., 5.00%, 7/15/2024 (d)	130	139

Series G, Rev., 5.00%, 7/15/2025 (d)	120	131

Series G, Rev., 5.00%, 7/15/2027 (d)	320	363

Series G, Rev., 5.00%, 7/15/2029 (d)	600	702

Series G, Rev., 5.00%, 7/15/2031 (d)	675	802

Series G, Rev., 5.00%, 7/15/2032 (d)	400	475

Massachusetts Development Finance Agency, Suffolk University Issue

Rev., 5.00%, 7/1/2029	440	520

Rev., 5.00%, 7/1/2030	720	849

Rev., 5.00%, 7/1/2031	620	727

Rev., 5.00%, 7/1/2032	770	902

Rev., 5.00%, 7/1/2033	800	935

Rev., 5.00%, 7/1/2034	550	642

Massachusetts Development Finance Agency, Umass Memorial Health Care Obligated Group Issue Series 2016I, Rev., 5.00%, 7/1/2029	145	164

Massachusetts Development Finance Agency, Wellforce Issue

Series 2020C, Rev., AGM, 5.00%, 10/1/2028	1,165	1,392

Series 2020C, Rev., AGM, 5.00%, 10/1/2029	665	810

Series 2020C, Rev., AGM, 5.00%, 10/1/2030	675	836

Series 2020C, Rev., AGM, 5.00%, 10/1/2031	635	784

Series 2020C, Rev., AGM, 5.00%, 10/1/2033	1,290	1,589

Series 2020C, Rev., AGM, 5.00%, 10/1/2034	1,175	1,446

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Massachusetts — continued

Series 2020C, Rev., AGM, 3.00%, 10/1/2045	1,770	1,818

Massachusetts Health and Educational Facilities Authority, Massachusetts Institute of Technology Series M, Rev., 5.25%, 7/1/2025	4,070	4,589

Massachusetts School Building Authority, Dedicated Sales Tax Series 2015B, Rev., 5.00%, 1/15/2025	40	44

Massachusetts Transportation Trust Fund Metropolitan Highway System, Commonwealth Contract Assistance Secured, Subordinated

Series A, Rev., 5.00%, 1/1/2028	3,765	4,493

Series 2019C, Rev., 5.00%, 1/1/2035	40	48

Massachusetts Water Resources Authority

Series B, Rev., AGM, 5.25%, 8/1/2023	20	21

Series B, Rev., AGM, 5.25%, 8/1/2024	3,110	3,408

Series C, Rev., 5.00%, 8/1/2030	55	65

Series B, Rev., AGM, 5.25%, 8/1/2036	20	28

Town of Longmeadow GO, 5.00%, 6/1/2025	25	28

Town of South Hadley, Municipal Purpose Loan Series 2017A, GO, 4.00%, 6/15/2022	40	40

Town of Stoughton, Municipal Purpose Loan

GO, 5.00%, 10/15/2022	35	36

GO, 4.00%, 10/15/2038	50	56

University of Massachusetts Building Authority Series 2019-1, Rev., 5.00%, 5/1/2035	105	128

Total Massachusetts		142,103

Michigan — 1.0%

Bath Community Schools, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2025	100	108

Bendle Public School District, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2035	40	43

Cadillac Area Public Schools, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2041	45	54

Caledonia Community Schools, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2044	70	73

Charter Township of Meridian, Unlimited Tax GO, 5.00%, 10/1/2023	30	32

City of Grand Rapids, Sanitary Sewer System

Rev., 5.00%, 1/1/2026	25	28

Rev., 5.00%, 1/1/2027	400	455

Rev., 5.00%, 1/1/2028	325	369

Rev., 5.00%, 1/1/2029	350	396

Rev., 5.00%, 1/1/2032	750	845

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Michigan — continued

Rev., 5.00%, 1/1/2033	1,400	1,577

Rev., 5.00%, 1/1/2036	185	226

Rev., 4.00%, 1/1/2037	500	568

Rev., 5.00%, 1/1/2038	35	41

County of Genesee, Water Supply System GO, 5.00%, 2/1/2024	90	96

Dansville Schools, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2039	25	27

Forest Hills Public Schools, Unlimited Tax GO, 5.00%, 5/1/2023	20	21

Grand Rapids Charter Township Economic Development Corp., Porter Hills Presbyterian Village Project

Rev., 4.00%, 5/15/2027	2,645	2,853

Rev., 5.00%, 5/15/2037	4,575	5,135

Grand Rapids Public Schools, Unlimited Tax

GO, AGM, 5.00%, 11/1/2030	1,350	1,635

GO, AGM, 5.00%, 11/1/2032	1,500	1,811

GO, AGM, 5.00%, 11/1/2034	1,045	1,258

GO, AGM, 5.00%, 11/1/2035	1,500	1,804

Grosse Pointe Public School System GO, 5.00%, 5/1/2035	45	55

Hartford Public Schools, School Building and Site, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2037	35	38

Holland School District GO, AGM, 4.00%, 5/1/2035	25	26

Holt Public Schools, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2028	45	53

Hudsonville Public Schools, Unlimited Tax Series 2020-I, GO, Q-SBLF, 5.00%, 5/1/2031	25	31

Huron School District, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2044	35	42

Kalamazoo Economic Development Corp., Heritage Community of Kalamazoo Project

Rev., 2.63%, 5/15/2025	1,150	1,150

Rev., 2.88%, 5/15/2026	1,545	1,546

Lakeview School District, School Building and Site, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2022	90	91

Lansing Community College, Building and Site, Limited Tax

GO, 5.00%, 5/1/2029	60	71

GO, 5.00%, 5/1/2030	600	712

GO, 5.00%, 5/1/2032	635	750

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Michigan — continued

Lapeer Community Schools, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2024	15	16

Lawrence Public Schools, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2026	30	32

Macomb Interceptor Drain Drainage District, Limited Tax GO, GTD, 5.00%, 5/1/2028	85	102

Michigan Finance Authority, Aqunias College Project Rev., 4.00%, 5/1/2031	540	542

Michigan Finance Authority, Henry Ford Health System

Rev., 5.00%, 11/15/2023	510	543

Rev., 4.00%, 11/15/2035	1,900	2,056

Michigan Finance Authority, Kettering University Project Rev., 4.00%, 9/1/2045	500	542

Michigan Finance Authority, Lawrence Technological University

Rev., 4.00%, 2/1/2027	50	53

Rev., 4.00%, 2/1/2032	95	103

Michigan Finance Authority, Local Government Loan Program, Detroit Water and Sewerage Department Water Supply System Local Project Series 2014D-4, Rev., 5.00%, 7/1/2034	50	54

Michigan Finance Authority, Trinity Health Credit Group

Series 2017MI, Rev., 5.00%, 12/1/2027	50	58

Series 2017A-MI, Rev., 5.00%, 12/1/2029	125	146

Series 2017A-MI, Rev., 5.00%, 12/1/2035	130	151

Series 2016MI, Rev., 5.25%, 12/1/2041	475	542

Michigan State Hospital Finance Authority, Ascension Health Credit Group Series B-4, Rev., 5.00%, 11/15/2027	50	56

Michigan Strategic Fund, Community Colleges Skilled Trades Equipment Program Rev., 5.00%, 3/1/2025	315	348

Michigan Strategic Fund, Graphic Packaging International, LLC Coated Recycled Board Machine Project Rev., AMT, 4.00%, 10/1/2026 (c)	1,125	1,208

Michigan Strategic Fund, Holland Home Obligated Group

Rev., 4.00%, 11/15/2022	185	188

Rev., 4.00%, 11/15/2023	185	192

Rev., 4.00%, 11/15/2024	585	619

Rev., 5.00%, 11/15/2029	1,700	1,950

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	69

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Michigan — continued

Michigan Strategic Fund, United Methodist Retirement Communities Obligated Group, Porter Hills Presbyterian Village Project Rev., 5.00%, 5/15/2037	2,360	2,649

North Branch Area Schools, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2023	20	21

Novi Community School District, School Building and Site, Unlimited Tax Series 2020-I, GO, 5.00%, 5/1/2030	30	37

Ottawa County Board of County Road Commissioners, Michigan Transportation Fund Notes Rev., 5.00%, 8/1/2025	25	28

Plymouth-Canton Community School District Series 2015B, GO, AGM, 4.00%, 5/1/2035	50	55

Roseville Community Schools, School Building and Site, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2028	25	30

South Lyon Community Schools, School Building and Site GO, 4.00%, 5/1/2038	25	27

State of Michigan, Environmental Program

Series 2016A, GO, 5.00%, 12/1/2023	20	21

Series 2014A, GO, 5.00%, 12/1/2028	4,300	4,725

University of Michigan

Rev., 5.00%, 4/1/2028	25	28

Series 2019A, Rev., 5.00%, 4/1/2029	25	31

Rev., 5.00%, 4/1/2031	15	17

Rev., 5.00%, 4/1/2033	2,190	2,488

Utica Community Schools, School Building and Site, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2028	25	30

Warren Consolidated Schools, School Building and Site, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2034	25	28

Waterford School District GO, Q-SBLF, 4.00%, 5/1/2032	40	44

Total Michigan		43,780

Minnesota — 0.5%

Circle Pines Independent School District No. 12 Series 2015A, GO, Zero Coupon, 2/1/2023	800	793

City of Brainerd Series 2016A, GO, 5.00%, 10/1/2024	10	11

City of Brooklyn Park Series 2018A, GO, 5.00%, 2/1/2026	1,005	1,144

City of Hastings Series 2019A, GO, 5.00%, 2/1/2030	70	83

City of Minneapolis, Health Care System, Fairview Health Services

Series 2018A, Rev., 4.00%, 11/15/2037	6,230	6,862

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Minnesota — continued

Series 2018A, Rev., 4.00%, 11/15/2038	750	826

Series 2018A, Rev., 4.00%, 11/15/2048	2,000	2,182

Series 2018A, Rev., 5.00%, 11/15/2049	1,000	1,166

City of New Hope, Capital Improvement Plan Series 2017A, GO, 5.00%, 2/1/2026	10	11

City of Savage Series 2019A, GO, 4.00%, 2/1/2029	25	28

City of Woodbury, Charter School Lease

Rev., 3.00%, 12/1/2030	250	254

Rev., 4.00%, 12/1/2040	200	213

City of Woodbury, Charter School Lease, Woodbury Leadership Academy Project

Series 2021A, Rev., 4.00%, 7/1/2031	355	381

Series 2021A, Rev., 4.00%, 7/1/2041	445	465

Clearbrook-Gonvick Independent School District No. 2311 Series 2019A, GO, 5.00%, 2/1/2024	120	129

County of Douglas, Law Enforcement Center Series 2019B, GO, 5.00%, 2/1/2028	5	6

Duluth Economic Development Authority, Benedictine Health System

Series 2021A, Rev., 4.00%, 7/1/2031	800	839

Series 2021A, Rev., 4.00%, 7/1/2036	1,500	1,552

Series 2021A, Rev., 4.00%, 7/1/2041	930	953

Duluth Independent School District No. 709

Series 2019B, COP, 5.00%, 2/1/2023	190	197

Series 2019B, COP, 5.00%, 2/1/2024	215	229

Series 2019B, COP, 5.00%, 2/1/2025	190	209

Series 2019B, COP, 5.00%, 2/1/2026	200	226

Series 2019B, COP, 5.00%, 2/1/2027	185	214

Series 2019B, COP, 5.00%, 2/1/2028	175	206

Hutchinson Independent School District No. 423 Series 2016A, GO, 5.00%, 2/1/2026	10	11

Itasca County Independent School District No. 318, School Building, Minnesota School District Credit Enhancement Program

Series 2018A, GO, 5.00%, 2/1/2030	1,400	1,609

Lakeville Independent School District No. 194 Series 2020B, COP, 4.00%, 4/1/2026	140	154

Mahnomen Independent School District No. 432 Series 2016A, GO, 2.00%, 2/1/2029	25	25

Minneapolis-St. Paul Metropolitan Airports Commission

Series 2019C, Rev., 5.00%, 1/1/2026	100	113

Series A, Rev., 5.00%, 1/1/2026	25	28

Series A, Rev., 5.00%, 1/1/2027	85	98

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Minnesota — continued

Series A, Rev., 5.00%, 1/1/2032	35	40

Series 2019A, Rev., 5.00%, 1/1/2034	50	60

Minnesota Higher Education Facilities Authority, Carleton College Rev., 5.00%, 3/1/2027	725	843

Minnesota Municipal Power Agency Series 2014A, Rev., 5.00%, 10/1/2024	10	11

State of Minnesota, Various Purpose

Series 2017A, GO, 5.00%, 10/1/2029	65	77

Series 2019A, GO, 5.00%, 8/1/2035	30	37

Total Minnesota		22,285

Mississippi — 1.1%

City of Tupelo

GO, 4.00%, 12/1/2024	165	177

GO, 4.00%, 12/1/2025	150	164

GO, 4.00%, 12/1/2027	475	538

GO, 4.00%, 12/1/2030	545	623

Mississippi Development Bank, Community College Improvement Project

Rev., 4.00%, 3/1/2033	205	233

Rev., 4.00%, 3/1/2034	230	261

Rev., 4.00%, 3/1/2036	500	567

Rev., 4.00%, 3/1/2037	730	827

Mississippi Development Bank, Department of Corrections Walnut Grove Correctional Facility Refunding Bonds Project

Rev., 5.00%, 8/1/2025	35	39

Mississippi Development Bank, Department of Transportation, Industrial Development Authority Series 2015A, Rev., 5.00%, 1/1/2026	35	38

Mississippi Development Bank, Public Improvement Rev., 4.00%, 3/1/2025	100	107

Mississippi Development Bank, Rankin County Rev., 5.00%, 8/1/2034	350	428

Mississippi Development Bank, Rankin County Bond Project Rev., 5.00%, 3/1/2023	30	31

Mississippi Development Bank, Rankin County School District Project Rev., 3.50%, 6/1/2042	450	469

Mississippi State University Educational Building Corp., University Facilities Refinancing Series 2017A, Rev., 5.00%, 8/1/2028	25	29

Oxford School District GO, 4.00%, 5/1/2022	10	10

State of Mississippi

Series 2018A, GO, 4.00%, 11/1/2026 (b)	5,030	5,612

Series 2018A, GO, 5.00%, 11/1/2026 (b)	11,595	13,457

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mississippi — continued

Series 2019B, GO, 5.00%, 10/1/2033	30	37

Series 2018A, GO, 4.00%, 11/1/2038	21,155	23,274

State of Mississippi, Gaming Tax

Series 2019A, Rev., 5.00%, 10/15/2025	1,005	1,126

Series 2019A, Rev., 5.00%, 10/15/2026	1,500	1,725

Total Mississippi		49,772

Missouri — 1.5%

City of Bridgeton Series 2021A, Rev., 4.00%, 12/1/2031	115	129

City of Gladstone Series A, COP, 3.00%, 12/1/2025	5	5

City of Kansas City, Downtown Arena Project Series E, Rev., 5.00%, 4/1/2028	90	99

Columbia School District GO, 4.00%, 3/1/2030	1,595	1,778

County of Jackson, Special Obligation Rev., 4.00%, 12/1/2023	25	26

Fort Zumwalt School District, Missouri Direct Deposit Program GO, 5.00%, 3/1/2036	40	46

Health and Educational Facilities Authority of the State of Missouri, City Art Institute Rev., 5.00%, 9/1/2030	210	247

Health and Educational Facilities Authority of the State of Missouri, Coxhealth and Obligated Group

Series 2019A, Rev., 5.00%, 11/15/2032	135	163

Series 2019A, Rev., 5.00%, 11/15/2038	250	300

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects

Series 2019A, Rev., 5.00%, 2/1/2029	550	601

Series 2019A, Rev., 5.00%, 2/1/2042	1,000	1,082

Health and Educational Facilities Authority of the State of Missouri, Mercy Health Series 2018A, Rev., 5.00%, 6/1/2027	100	117

Health and Educational Facilities Authority of the State of Missouri, SSM Health System

Series 2014A, Rev., 4.00%, 6/1/2023	100	104

Health and Educational Facilities Authority of the State of Missouri, St. Luke’s Health System, Inc.

Rev., 5.00%, 11/15/2034	1,000	1,237

Rev., 5.00%, 11/15/2035	1,350	1,669

Health and Educational Facilities Authority of the State of Missouri, Wright Memorial Hospital

Rev., 5.00%, 9/1/2022	540	550

Rev., 5.00%, 9/1/2024	300	322

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	71

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Missouri — continued

Rev., 5.00%, 9/1/2025	315	346

Rev., 5.00%, 9/1/2026	620	694

Rev., 5.00%, 9/1/2029	1,420	1,674

Rev., 5.00%, 9/1/2031	100	118

Jefferson City School District, Missouri Direct Deposit Program GO, 5.00%, 3/1/2025	35	39

Kansas City Industrial Development Authority, City International Airport Terminal Modernization Project

Series 2019B, Rev., AMT, 5.00%, 3/1/2032	1,250	1,462

Series 2019B, Rev., AMT, 5.00%, 3/1/2033	2,250	2,623

Series 2019C, Rev., 5.00%, 3/1/2033	2,485	2,967

Metropolitan St. Louis Sewer District, Wastewater System Improvement

Series 2017A, Rev., 5.00%, 5/1/2029	6,765	7,944

Series 2015B, Rev., 5.00%, 5/1/2031	530	588

Series B, Rev., 5.00%, 5/1/2032	1,900	2,108

Series B, Rev., 5.00%, 5/1/2033	4,430	4,916

Series B, Rev., 5.00%, 5/1/2034	2,000	2,219

Series B, Rev., 5.00%, 5/1/2035	2,125	2,356

Missouri Highway and Transportation Commission, First Lien Series A, Rev., 5.00%, 5/1/2026	25,750	29,578

Missouri State Board of Public Buildings Series 2018A, Rev., 5.00%, 4/1/2027	25	29

Pattonville-Bridgeton Terrace Fire Protection District GO, 4.00%, 11/1/2025	25	27

St. Charles County Public Water Supply District No. 2 COP, 5.00%, 12/1/2026	15	17

Total Missouri		68,180

Montana — 0.7%

City of Missoula, Water System

Series 2019A, Rev., 5.00%, 7/1/2026	300	344

Series 2019A, Rev., 5.00%, 7/1/2027	535	628

Series 2019A, Rev., 5.00%, 7/1/2028	480	576

Series 2019A, Rev., 5.00%, 7/1/2029	1,000	1,199

Series 2019A, Rev., 5.00%, 7/1/2030	690	824

Series 2019A, Rev., 5.00%, 7/1/2031	870	1,040

Series 2019A, Rev., 5.00%, 7/1/2032	720	860

Series 2019A, Rev., 5.00%, 7/1/2033	565	674

Series 2019A, Rev., 5.00%, 7/1/2034	545	650

Series 2019A, Rev., 5.00%, 7/1/2035	550	655

Series 2019A, Rev., 5.00%, 7/1/2036	800	953

Series 2019A, Rev., 5.00%, 7/1/2038	850	1,010

Series 2019A, Rev., 5.00%, 7/1/2039	840	997

Series 2019A, Rev., 4.00%, 7/1/2044	3,500	3,925

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Montana — continued

County of Gallatin, Bozeman Fiber Project Series 2021A, Rev., 4.00%, 10/15/2032 (d)	2,000	2,014

Gallatin County School District No. 44 Belgrade, School Building

GO, 5.00%, 6/1/2027	205	240

GO, 5.00%, 6/1/2028	250	298

GO, 4.00%, 6/1/2029	290	332

GO, 4.00%, 6/1/2030	230	261

GO, 4.00%, 6/1/2031	370	418

GO, 4.00%, 6/1/2032	255	287

GO, 4.00%, 6/1/2033	155	174

GO, 4.00%, 6/1/2034	175	196

GO, 4.00%, 6/1/2035	270	302

GO, 4.00%, 6/1/2036	300	335

GO, 4.00%, 6/1/2037	410	456

GO, 4.00%, 6/1/2038	375	417

GO, 4.00%, 6/1/2039	385	428

Montana Facility Finance Authority, School Health System

Series 2019A, Rev., 4.00%, 1/1/2035	4,000	4,465

Series 2019A, Rev., 4.00%, 1/1/2036	3,000	3,345

Series 2019A, Rev., 4.00%, 1/1/2038	960	1,067

Montana State Board of Regents, Montana State University Series 2019B, Rev., 5.00%, 11/15/2028	55	67

Total Montana		29,437

Nebraska — 1.3%

Central Plains Energy Project, Gas Project No. 3

Rev., 5.25%, 9/1/2022	100	102

Series 2017A, Rev., 5.00%, 9/1/2042	1,500	1,933

Central Plains Energy Project, Gas Project No. 4 Series 2018A, Rev., 5.00%, 1/1/2024 (c)	9,000	9,507

City of Columbus, Combined Utilities System Rev., 5.00%, 6/15/2027	145	170

City of Lincoln, Electric System

Series 2020A, Rev., 5.00%, 9/1/2025	40	45

Series 2020A, Rev., 5.00%, 9/1/2033	30	37

City of Lincoln, Water Rev., 5.00%, 8/15/2028	105	127

City of Omaha, Sanitary Sewerage System Rev., 5.00%, 11/15/2031	1,825	2,003

City of Omaha, Various Purpose GO, 4.00%, 4/15/2034	75	86

County of Cherry, Limited Tax GO, 3.00%, 12/15/2023	15	15

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Nebraska — continued

Douglas County Hospital Authority No. 2, Children’s Hospital Obligated Group

Series 2020A, Rev., 5.00%, 11/15/2024	100	109

Series 2020A, Rev., 5.00%, 11/15/2025	175	197

Series 2020A, Rev., 5.00%, 11/15/2026	400	461

Series 2020A, Rev., 5.00%, 11/15/2027	400	472

Series 2020A, Rev., 5.00%, 11/15/2028	500	601

Series 2020A, Rev., 5.00%, 11/15/2029	285	348

Series 2020A, Rev., 5.00%, 11/15/2030	225	278

Series 2020A, Rev., 5.00%, 11/15/2031	275	338

Series 2020A, Rev., 5.00%, 11/15/2033	625	763

Series 2020A, Rev., 5.00%, 11/15/2034	600	733

Series 2020A, Rev., 4.00%, 11/15/2035	550	628

Series 2020A, Rev., 4.00%, 11/15/2036	425	485

Series 2020A, Rev., 4.00%, 11/15/2037	525	599

Series 2020A, Rev., 4.00%, 11/15/2038	600	683

Series 2020A, Rev., 4.00%, 11/15/2039	600	682

Douglas County Hospital Authority No. 2, Health Facilities, Nebraska Medicine

Rev., 5.00%, 5/15/2023	75	79

Rev., 5.00%, 5/15/2031	25	28

Douglas County School District, Elkhorn Public Schools

GO, 5.00%, 12/15/2025	160	182

GO, 5.00%, 12/15/2026	400	467

GO, 5.00%, 12/15/2027	175	209

GO, 5.00%, 12/15/2028	180	219

GO, 5.00%, 12/15/2029	250	310

GO, 5.00%, 12/15/2030	450	561

GO, 5.00%, 12/15/2031	325	404

GO, 4.00%, 12/15/2032	165	190

GO, 4.00%, 12/15/2033	185	213

GO, 4.00%, 12/15/2034	350	403

GO, 4.00%, 12/15/2035	350	401

Douglas County, Omaha School District No. 001

GO, 4.00%, 12/15/2041	10,000	11,182

GO, 4.00%, 12/15/2042	10,000	11,162

Lancaster County School District 001, Lincoln Public Schools GO, 5.00%, 1/15/2026	1,675	1,904

Nebraska Educational Health Cultural and Social Services Finance Authority, Immanuel Retirement Communities Obligated Group

Series 2019A, Rev., 4.00%, 1/1/2033	150	163

Series 2019A, Rev., 4.00%, 1/1/2035	1,000	1,089

Series 2019A, Rev., 4.00%, 1/1/2036	1,250	1,363

Series 2019A, Rev., 4.00%, 1/1/2038	1,300	1,415

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Nebraska — continued

Omaha Public Facilities Corp., Omaha Baseball Stadium Project Series 2016A, Rev., 5.00%, 6/1/2023	25	26

Omaha Public Power District, Electric System

Series 2019A, Rev., 5.00%, 2/1/2031	35	43

Series 2017A, Rev., 5.00%, 2/1/2035	1,250	1,474

Series 2017A, Rev., 5.00%, 2/1/2036	1,750	2,061

Series 2017A, Rev., 5.00%, 2/1/2037	2,000	2,353

Public Power Generation Agency, Whelan Energy Center Unit 2

Series A, Rev., 5.00%, 1/1/2034	500	569

Total Nebraska		59,872

Nevada — 0.7%

Clark County School District, Limited Tax Series 2017A, GO, 5.00%, 6/15/2026	2,080	2,380

County of Clark, Department of Aviation, Nevada Airport System, Subordinate Lien, McCarran International Airport Series 2019A, Rev., 5.00%, 7/1/2026	110	126

County of Clark, Flood Control Crossover, Limited Tax GO, 5.00%, 11/1/2024	200	220

County of Clark, Las Vegas Convention and Visitors Authority, Limited Tax Series 2015A, GO, 4.00%, 7/1/2033	75	80

County of Clark, Limited Tax Series B, GO, 5.00%, 11/1/2027	15,030	17,445

County of Clark, Passenger Facility Charge, Las Vegas-McCarran International Airport Passenger Facility

Series 2017B, Rev., AMT, 5.00%, 7/1/2024	200	216

Series 2015C, Rev., 5.00%, 7/1/2027	195	229

County of Clark, Southern California Edison Co. Rev., 2.10%, 6/1/2031	1,215	1,142

County of Clark, Stadium Improvement, Limited Tax

Series 2018A, GO, 5.00%, 6/1/2026	1,985	2,273

Series 2018A, GO, 5.00%, 6/1/2027	1,225	1,439

Series 2018A, GO, 5.00%, 6/1/2028	1,165	1,399

Series 2018A, GO, 5.00%, 6/1/2030	4,030	4,793

County of Clark, Transportation Improvement, Limited Tax Series 2018B, GO, 5.00%, 12/1/2024	40	44

County of Washoe, Fuel Tax

Rev., 5.00%, 2/1/2036	80	97

Rev., 5.00%, 2/1/2042	150	179

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	73

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Nevada — continued

Las Vegas Valley Water District, Limited Tax

Series C, GO, 5.00%, 9/15/2023	30	32

Series B, GO, 5.00%, 12/1/2023	45	48

Series 2019A, GO, 5.00%, 6/1/2030	40	49

State of Nevada Highway Improvement, Motor Vehicle Fuel Tax Rev., 5.00%, 12/1/2031	25	29

State of Nevada, Limited Tax Series 2015D, GO, 5.00%, 4/1/2023	25	26

Washoe County School District, Limited Tax, School Improvement Series 2020A, GO, 4.00%, 10/1/2035	45	51

Total Nevada		32,297

New Hampshire — 0.1%

New Hampshire Business Finance Authority, St. Luke’s University Health Network Project

Rev., 5.00%, 8/15/2033	2,440	3,014

Rev., 5.00%, 8/15/2034	800	986

New Hampshire Municipal Bond Bank Series 2017B, Rev., 5.00%, 8/15/2023	20	21

Total New Hampshire		4,021

New Jersey — 3.9%

Atlantic County Improvement Authority (The), Atlantic City Campus Phase II Project

Series 2021A, Rev., AGM, 5.00%, 7/1/2032	100	125

Series 2021A, Rev., AGM, 5.00%, 7/1/2033	395	491

Series 2021A, Rev., AGM, 5.00%, 7/1/2034	60	75

Series 2021A, Rev., AGM, 5.00%, 7/1/2035	75	93

Bergen County Improvement Authority (The), Guaranteed Governmental Loan Rev., GTD, 5.00%, 8/15/2034	50	60

Burlington County Bridge Commission, Governmental Leasing Program Rev., 5.00%, 4/15/2030	950	1,133

City of Jersey, General Improvement Series 2017A, GO, 5.00%, 11/1/2026	85	98

County of Middlesex, Redevelopment General Improvement GO, 4.00%, 1/15/2024	25	26

County of Ocean, General Improvement GO, 4.00%, 9/1/2023	75	78

Freehold Township Board of Education GO, 4.00%, 7/15/2025	85	92

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Jersey — continued

Monmouth County Improvement Authority (The), Governmental Pooled Loan Project

Rev., GTD, 4.00%, 12/1/2024	35	37

Series 2019A, Rev., 4.00%, 8/1/2035	25	29

Monroe Township Commissioners Fire District No. 3 GO, 5.00%, 10/15/2022	25	26

New Jersey Economic Development Authority, Motor Vehicle Surcharges Series 2017A, Rev., 4.00%, 7/1/2034	200	214

New Jersey Economic Development Authority, School Facilities Construction

Series LLL, Rev., 5.00%, 6/15/2028	2,750	3,209

Series LLL, Rev., 5.00%, 6/15/2029	1,970	2,332

Series 2021QQQ, Rev., 5.00%, 6/15/2033	300	357

Series 2021QQQ, Rev., 4.00%, 6/15/2034	500	550

Series 2019-LLL, Rev., 5.00%, 6/15/2034	1,000	1,173

Series 2021QQQ, Rev., 4.00%, 6/15/2035	400	439

Series 2021QQQ, Rev., 4.00%, 6/15/2036	575	630

Series 2021QQQ, Rev., 4.00%, 6/15/2037	640	700

Series EEE, Rev., 5.00%, 6/15/2043	2,000	2,276

New Jersey Economic Development Authority, Transit Transportation Project

Series 2020A, Rev., 4.00%, 11/1/2037	1,500	1,624

Series 2020A, Rev., 4.00%, 11/1/2038	3,250	3,512

New Jersey Educational Facilities Authority, Princeton University Series 2017 I, Rev., 5.00%, 7/1/2031	40	47

New Jersey Educational Facilities Authority, Stevens Institute of Technology

Series 2020A, Rev., 5.00%, 7/1/2032	420	500

Series 2020A, Rev., 5.00%, 7/1/2033	330	393

Series 2020A, Rev., 5.00%, 7/1/2034	265	315

Series 2020A, Rev., 5.00%, 7/1/2035	570	676

Series 2020A, Rev., 5.00%, 7/1/2036	1,095	1,297

New Jersey Transportation Trust Fund Authority

Series 2019BB, Rev., 5.00%, 6/15/2032	2,000	2,314

Series 2020AA, Rev., 4.00%, 6/15/2035	870	955

Series 2020AA, Rev., 4.00%, 6/15/2036	2,000	2,190

Series 2020AA, Rev., 4.00%, 6/15/2037	3,000	3,280

Series 2020AA, Rev., 4.00%, 6/15/2038	1,000	1,090

Series 2020AA, Rev., 4.00%, 6/15/2045	5,000	5,377

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement

Series A, Rev., 5.00%, 6/15/2024	10,880	11,756

Series A, Rev., 5.00%, 6/15/2029	10,000	11,342

Series 2018A, Rev., 5.00%, 6/15/2030	6,850	7,763

Series A, Rev., 5.00%, 6/15/2031	5,000	5,659

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New Jersey — continued

New Jersey Transportation Trust Fund Authority, Transportation Program Series 2013AA, Rev., 5.00%, 6/15/2036	5,000	5,209

New Jersey Transportation Trust Fund Authority, Transportation System

Series B, Rev., AMBAC, 5.25%, 12/15/2022	5,000	5,163

Series 2012A, Rev., 5.00%, 6/15/2042	500	506

Rutgers The State University of New Jersey Series 2016M, Rev., 5.00%, 5/1/2030	100	114

State of New Jersey, COVID-19 Emergency Bonds

GO, 4.00%, 6/1/2031	19,000	21,964

GO, 4.00%, 6/1/2032	38,140	44,373

Tobacco Settlement Financing Corp.

Series 2018A, Rev., 5.00%, 6/1/2023	3,000	3,127

Series 2018A, Rev., 5.00%, 6/1/2024	3,645	3,900

Series 2018A, Rev., 5.00%, 6/1/2025	3,500	3,839

Series 2018A, Rev., 5.00%, 6/1/2026	3,500	3,926

Series 2018A, Rev., 5.00%, 6/1/2028	3,000	3,494

Series 2018A, Rev., 5.00%, 6/1/2029	4,500	5,218

Series 2018A, Rev., 4.00%, 6/1/2037	1,000	1,081

Township of Harrison GO, 4.00%, 8/1/2023	25	26

Township of Hazlet GO, 4.00%, 8/1/2023	25	26

Township of Montclair, General Improvement Series 2017A, GO, 4.00%, 3/1/2024	35	37

Township of Moorestown, General Improvement and Water Sewer Utility GO, 5.00%, 2/1/2028	30	36

Township of Mount Laurel GO, 4.00%, 4/15/2023	25	26

Total New Jersey		176,398

New Mexico — 0.2%

Albuquerque Municipal School District No. 12, School Building

GO, 5.00%, 8/1/2030	800	944

GO, 5.00%, 8/1/2031	850	1,001

GO, 5.00%, 8/1/2032	1,050	1,234

GO, 5.00%, 8/1/2033	1,385	1,628

GO, 5.00%, 8/1/2035	1,980	2,323

Baltimore County, Gross Receipts Tax Series B, Rev., NATL-RE-IBC, 5.70%, 4/1/2027	960	1,072

Central New Mexico Community College, Limited Tax GO, 5.00%, 8/15/2022	40	41

City of Santa Fe, Senior Lien, Gross Receipts Tax Series 2018A, Rev., 5.00%, 6/1/2032	30	36

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Mexico — continued

City of Santa Fe, Wastewater Utility System Rev., 5.00%, 6/1/2024	45	49

City of Santa Fe, Water Utility System Rev., 4.00%, 6/1/2031	50	54

New Mexico Finance Authority, Subordinate Lien Public Project Revolving Fund, Tax-Exempt

Series 2019C-1, Rev., 5.00%, 6/15/2029	100	123

Series 2019C-1, Rev., 4.00%, 6/15/2035	25	29

State of New Mexico, Severance Tax Permanent Fund Series 2017A, Rev., 5.00%, 7/1/2024	180	195

University of New Mexico (The), Subordinate Lien System Series 2014C, Rev., 5.00%, 6/1/2024 (b)	50	54

Total New Mexico		8,783

New York — 12.1%

Bedford Central School District, Boces Project GO, 4.00%, 7/1/2032	45	54

Broome County Local Development Corp., Good Shepherd Village at Endwell, Inc.

Rev., 4.00%, 7/1/2031	685	743

Rev., 4.00%, 7/1/2036	1,440	1,556

Buffalo and Erie County Industrial Land Development Corp., D’youville College Project

Rev., 4.00%, 11/1/2035	515	564

Rev., 4.00%, 11/1/2040	1,035	1,124

Build NYC Resource Corp., New World Preparatory Charter School Project

Series 2021A, Rev., 4.00%, 6/15/2041	240	252

Series 2021A, Rev., 4.00%, 6/15/2051	320	331

City of New York Series B, GO, 4.00%, 8/1/2022	25	25

City of New York, Fiscal Year 2006 Series H, Subseries 2006H-A, GO, 4.00%, 1/1/2023	20	21

City of New York, Fiscal Year 2013

Series 2013J, GO, 5.00%, 8/1/2022	95	97

Series 2013J, GO, 5.00%, 8/1/2023	55	58

City of New York, Fiscal Year 2014 Series G, GO, 5.00%, 8/1/2025	9,520	10,186

City of New York, Fiscal Year 2015 Series 1, GO, 5.00%, 8/1/2023	20	21

City of New York, Fiscal Year 2016

Series A, GO, 5.00%, 8/1/2023	20	21

Series C, GO, 5.00%, 8/1/2023	50	53

Series E, GO, 5.00%, 8/1/2023	75	79

Series C, GO, 4.00%, 8/1/2025	20	22

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	75

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

City of New York, Fiscal Year 2017

Series 2017B-1, GO, 5.00%, 12/1/2022	30	31

Series C, GO, 5.00%, 8/1/2023	310	327

City of New York, Fiscal Year 2018

Series C, GO, 5.00%, 8/1/2022	95	97

Series A, GO, 4.00%, 8/1/2023	50	52

Series C, GO, 5.00%, 8/1/2024	20	22

Series A, GO, 5.00%, 8/1/2027	35	41

City of New York, Fiscal Year 2019 Series 2019A, GO, 5.00%, 8/1/2024	20	22

City of New York, Fiscal Year 2020

Series B, Subseries B-1, GO, 5.00%, 10/1/2033	25	30

Series B, Subseries B-1, GO, 5.00%, 10/1/2039	90	109

City of Olean GO, AGM, 4.00%, 8/1/2032	125	148

County of Monroe, Public Improvement GO, AGM, 5.00%, 6/1/2024	25	27

County of Suffolk

Series 2015B, GO, AGM, 5.00%, 10/1/2023	50	53

Series 2015C, GO, 5.00%, 5/1/2025	10	11

Series 2017D, GO, 5.00%, 10/15/2026	105	120

County of Westchester Series 2019F, GO, 5.00%, 12/15/2025	30	34

Erie County Fiscal Stability Authority, Sales Tax and State Aid Secured Series 2017D, Rev., 5.00%, 9/1/2038	25	29

Erie County Industrial Development Agency (The), City School District of the City of Buffalo Project

Series 2016A, Rev., 5.00%, 5/1/2022	35	35

Series 2013A, Rev., 5.00%, 5/1/2024	25	26

Series 2013A, Rev., 5.00%, 5/1/2027	65	68

Hauppauge Union Free School District GO, 5.00%, 7/15/2023	20	21

Hudson Yards Infrastructure Corp., Second Indenture Series 2017A, Rev., 5.00%, 2/15/2037	50	58

Huntington Local Development Corp., Fountaingate Garden Project Series 2021C, Rev., 3.00%, 7/1/2025	865	851

Long Island Power Authority, Electric System

Rev., 5.00%, 9/1/2034	5,000	5,987

Rev., 5.00%, 9/1/2035	3,000	3,585

Metropolitan Transportation Authority

Subseries C-1, Rev., 5.25%, 11/15/2029	6,000	6,718

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Series 2017C-1, Rev., 5.00%, 11/15/2030	5,025	5,790

Subseries C-1, Rev., 5.00%, 11/15/2035	3,000	3,296

Metropolitan Transportation Authority, Dedicated Tax Fund

Series 2016A, Rev., 5.00%, 11/15/2025	45	51

Series 2016B-1, Rev., 5.00%, 11/15/2025	150	170

Middle Country Central School District at Centereach GO, 4.00%, 8/15/2022	35	36

Monroe County Industrial Development Corp., Rochester Schools Modernization Project

Rev., 5.00%, 5/1/2022	155	156

Rev., 5.00%, 5/1/2026	35	40

Rev., 5.00%, 5/1/2029	25	30

Rev., 5.00%, 5/1/2032	675	782

Rev., 5.00%, 5/1/2033	810	938

Monroe County Industrial Development Corp., True North Rochester Preparatory Charter School Project

Series 2020A, Rev., 5.00%, 6/1/2040 (d)	630	713

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2013 Series 2013S-1, Rev., 5.00%, 7/15/2024	25	25

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2015

Series 2015S-2, Rev., 5.00%, 7/15/2040	50	55

Series S-1, Rev., 5.00%, 7/15/2040	45	49

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2016

Series 2016S-1, Rev., 5.00%, 7/15/2029	30	34

Series 2016 S-1, Rev., 5.00%, 7/15/2033	70	79

Series 2016S-1, Rev., 4.00%, 7/15/2036	45	48

Series 2016S-1, Rev., 5.00%, 7/15/2043	45	50

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2018

Series 2018S-2, Rev., 5.00%, 7/15/2030	25	29

Series 2018S-2, Rev., 5.00%, 7/15/2031	45	53

Series 2018S-4, Rev., 5.00%, 7/15/2032	25	30

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2019

Series S-3, Subseries S-3A, Rev., 5.00%, 7/15/2029	25	30

Series 2019S-2A, Rev., 5.00%, 7/15/2030	125	151

Series S-2A, Rev., 4.00%, 7/15/2037	5,000	5,542

Series S-3, Subseries S-3A, Rev., 5.00%, 7/15/2037	180	215

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014

Series 2014A-1, Rev., 5.00%, 11/1/2022	35	36

Series 2014B-1, Rev., 5.00%, 11/1/2026	40	43

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015

Series 2015E-1, Rev., 5.00%, 2/1/2024	25	27

Series B, Subseries B-1, Rev., 5.00%, 8/1/2029	55	60

Series 2015A-1, Rev., 5.00%, 8/1/2037	100	108

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2016

Series 2016E-1, Rev., 5.00%, 2/1/2031	30	34

Series E-1, Rev., 5.00%, 2/1/2035	7,295	8,195

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017

Series C, Rev., 5.00%, 11/1/2030	5,685	6,612

Series E, Subseries E-1, Rev., 5.00%, 2/1/2031	1,410	1,629

Series E, Subseries E-1, Rev., 5.00%, 2/1/2032	7,000	8,088

Series 2017F-1, Rev., 5.00%, 5/1/2032	25	29

Series E, Subseries E-1, Rev., 5.00%, 2/1/2033	10,000	11,548

Series 2017A-1, Rev., 4.00%, 5/1/2036	40	43

Subseries E-1, Rev., 5.00%, 2/1/2039	2,525	2,899

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019

Series 2019C-1, Rev., 5.00%, 11/1/2022	40	41

Series 2019C-1, Rev., 5.00%, 11/1/2034	45	55

Series 2019C-1, Rev., 5.00%, 11/1/2035	65	79

Series 2019A-1, Rev., 5.00%, 8/1/2038	30	36

Series A, Subseries A-1, Rev., 5.00%, 8/1/2040	2,100	2,479

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2020

Series 2020-I, Rev., 5.00%, 11/1/2022	25	26

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2013 Series 2013G, Rev., 4.00%, 11/1/2022	25	26

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2018

Series 2018-A-2, Rev., 5.00%, 8/1/2033	30	35

Series 2018-A-2, Rev., 5.00%, 8/1/2038	25	29

Series C-3, Rev., 5.00%, 5/1/2039	70	82

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2020

Series A, Subseries A-2, Rev., 5.00%, 5/1/2035	125	151

Series 2020B-1, Rev., 5.00%, 11/1/2035	35	43

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2012

Series 2012EE, Rev., 4.00%, 6/15/2045	30	30

Series 2012FF, Rev., 4.00%, 6/15/2045	45	45

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2014

Series 2014DD, Rev., 5.00%, 6/15/2023 (b)	40	42

Series 2014DD, Rev., 5.00%, 6/15/2024	50	54

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2015

Series 2015HH, Rev., 5.00%, 6/15/2029	75	84

Series FF, Rev., 5.00%, 6/15/2031	5,000	5,572

Series 2015AA, Rev., 4.00%, 6/15/2044	25	26

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2017 Series EE, Rev., 5.00%, 6/15/2036	5,000	5,825

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2018

Series 2018CC-2, Rev., 5.00%, 6/15/2025	20	21

Series 2018EE, Rev., 5.00%, 6/15/2035	35	39

Series 2018FF, Rev., 5.00%, 6/15/2040	50	60

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2019

Series 2019FF-2, Rev., 4.00%, 6/15/2037	16,245	18,183

Subseries 2019EE-2, Rev., 5.00%, 6/15/2040	35	42

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2020

Series 2020CC-1, Rev., 4.00%, 6/15/2038	10,000	11,242

Series 2020AA, Rev., 5.00%, 6/15/2040	25	30

Series 2020CC-2, Rev., 4.00%, 6/15/2041	5,000	5,587

Subseries 202DD-3, Rev., 5.00%, 6/15/2041	140	171

Subseries 202DD-3, Rev., 4.00%, 6/15/2042	1,880	2,109

New York Convention Center Development Corp., Hotel Unit Fee Secured Rev., 5.00%, 11/15/2025	2,000	2,241

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	77

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York Convention Center Development Corp., Subordinate Lien, Hotel Unit Fee Secured

Series B, Rev., Zero Coupon, 11/15/2025	805	740

Series B, Rev., Zero Coupon, 11/15/2026	1,250	1,118

Series B, Rev., Zero Coupon, 11/15/2027	1,500	1,302

Series 2016B, Rev., Zero Coupon, 11/15/2028	1,960	1,647

Series B, Rev., Zero Coupon, 11/15/2030	3,400	2,672

Series B, Rev., Zero Coupon, 11/15/2031	1,835	1,391

Series B, Rev., Zero Coupon, 11/15/2032	2,000	1,464

Series 2016B, Rev., AGM-CR, Zero Coupon, 11/15/2052	10,625	3,595

New York Counties Tobacco Trust Series 2016B, Rev., 5.00%, 6/1/2026	150	169

New York Liberty Development Corp., Secured by Port Authority

Series 1WTC-2021, Rev., 2.25%, 2/15/2041	4,500	3,913

Series 1WTC-2021, Rev., 3.00%, 2/15/2042	3,345	3,310

Series 1WTC-2021, Rev., 2.75%, 2/15/2044	2,000	1,854

New York State Dormitory Authority, Columbia University

Series 2016A-2, Rev., 5.00%, 10/1/2024	15	16

Series 2016A-1, Rev., 5.00%, 10/1/2026	70	82

Series 2017B, Rev., 5.00%, 10/1/2026	30	35

New York State Dormitory Authority, Cornell University

Series 2019A, Rev., 5.00%, 7/1/2025	65	73

Series 2019A, Rev., 5.00%, 7/1/2029	25	31

New York State Dormitory Authority, Municipal Health Facilities Improvement Program Series 2018 1, Rev., 5.00%, 1/15/2031	3,445	4,072

New York State Dormitory Authority, New York University

Series 2016A, Rev., 5.00%, 7/1/2024	50	54

Series 2016A, Rev., 5.00%, 7/1/2027	60	69

Series 2019A, Rev., 5.00%, 7/1/2030	4,075	5,021

Series 2017A, Rev., 4.00%, 7/1/2035	25	28

Series 2017A, Rev., 4.00%, 7/1/2036	75	83

Series 2019A, Rev., 5.00%, 7/1/2036	45	55

Series 2017A, Rev., 4.00%, 7/1/2037	45	50

Series 2016A, Rev., 5.00%, 7/1/2039	140	159

Series 2019A, Rev., 5.00%, 7/1/2039	25	31

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Series 2016A, Rev., 4.00%, 7/1/2043	3,500	3,779

Series 2019A, Rev., 4.00%, 7/1/2045	18,000	20,202

New York State Dormitory Authority, School Districts Financing Program

Series B, Rev., 5.00%, 10/1/2024	2,000	2,048

Series 2018A, Rev., 5.00%, 10/1/2026	285	326

Series 2019A, Rev., 5.00%, 4/1/2028	80	95

Series 2018A, Rev., 5.00%, 10/1/2030	25	29

Series 2018A, Rev., 5.00%, 10/1/2031	75	86

New York State Dormitory Authority, State Personal Income Tax, General Purpose

Series 2013A, Rev., 5.00%, 2/15/2023 (b)	3,000	3,118

Series 2014A, Rev., 5.00%, 2/15/2023	90	94

Series 2016D, Rev., 5.00%, 2/15/2023 (b)	25	26

Series 2015E, Rev., 5.00%, 3/15/2023 (b)	50	52

Series 2014A, Rev., 5.00%, 2/15/2024 (b)	15	16

Series 2015B, Rev., 5.00%, 2/15/2025 (b)	5	6

Series 2014A, Rev., 5.00%, 2/15/2027	20,000	21,442

Series 2012A, Rev., 5.00%, 2/15/2028	10,000	10,719

Series 2017A, Rev., 5.00%, 2/15/2028	40	46

Series 2012A, Rev., 5.00%, 12/15/2028	20,000	20,671

Series 2014A, Rev., 5.00%, 2/15/2029	4,985	5,342

Series 2015E, Rev., 5.00%, 3/15/2029	125	140

Series 2012A, Rev., 5.00%, 12/15/2029	4,900	5,064

Series 2015E, Rev., 5.00%, 3/15/2030	30	34

Series 2014C, Rev., 5.00%, 3/15/2033	20,000	21,480

Series 2019A, Rev., 5.00%, 3/15/2033	95	116

Series 2015B, Rev., 5.00%, 2/15/2039	50	55

Series 2017B, Rev., 5.00%, 2/15/2041	80	93

Series 2017B, Rev., 5.00%, 2/15/2042	30	35

Series 2019A, Rev., 5.00%, 3/15/2042	25	30

Series 2019A, Rev., 5.00%, 3/15/2043	95	114

New York State Dormitory Authority, State Sales Tax

Series 2016A, Rev., 5.00%, 3/15/2023	45	47

Series 2014A, Rev., 5.00%, 3/15/2028	25	27

Series 2015B, Rev., 5.00%, 3/15/2029	45	51

Series 2018C, Rev., 5.00%, 3/15/2029	40	48

Series 2014A, Rev., 5.00%, 3/15/2030	5,500	5,895

Series 2015B, Rev., 5.00%, 3/15/2030	8,000	8,982

Series A, Rev., 5.00%, 3/15/2031	5,000	5,359

Series B, Rev., 5.00%, 3/15/2031	6,600	7,410

Series 2014A, Rev., 5.00%, 3/15/2032	20,210	21,664

Series 2016A, Rev., 5.00%, 3/15/2032	35	40

Series 2016A, Rev., 5.00%, 3/15/2033	70	80

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Series 2015B, Rev., 5.00%, 3/15/2038	80	89

Series 2018E, Rev., 5.00%, 3/15/2038	10,000	11,942

Series B, Rev., 5.00%, 3/15/2039	13,080	14,589

Series 2018A, Rev., 5.00%, 3/15/2041	135	159

Series 2018E, Rev., 5.00%, 3/15/2041	225	268

Series 2018A, Rev., 5.00%, 3/15/2044	30	35

New York State Dormitory Authority, State University Dormitory Facilities

Series 2015A, Rev., 5.00%, 7/1/2023	75	79

Series 2017A, Rev., 5.00%, 7/1/2029	1,100	1,283

Series 2018A, Rev., 5.00%, 7/1/2029	1,000	1,209

Series 2017A, Rev., 5.00%, 7/1/2030	750	874

Series 2018A, Rev., 5.00%, 7/1/2030	2,190	2,640

Series 2018A, Rev., 5.00%, 7/1/2031	4,430	5,325

Series 2018A, Rev., 5.00%, 7/1/2032	3,130	3,758

Series 2017A, Rev., 5.00%, 7/1/2037	230	265

Series 2017A, Rev., 5.00%, 7/1/2042	25	29

New York State Dormitory Authority, Third General Resolution, State University Educational Facilities

Series A, Rev., 5.00%, 5/15/2025	2,000	2,017

Series A, Rev., 5.00%, 5/15/2028	2,000	2,018

New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects — Second Resolution

Series 2017A, Rev., 5.00%, 6/15/2023	25	26

Series D, Rev., 5.00%, 6/15/2027	5,325	5,393

Series 2013A, Rev., 4.00%, 6/15/2028	10,000	10,374

Series 2019B, Rev., 5.00%, 6/15/2028	25	30

Series 2017E, Rev., 4.00%, 6/15/2037	40	44

Series 2019B, Rev., 5.00%, 6/15/2039	150	182

Series 2018B, Rev., 5.00%, 6/15/2043	50	60

New York State Thruway Authority

Series L, Rev., 5.00%, 1/1/2025	2,635	2,900

Series L, Rev., 5.00%, 1/1/2027	1,250	1,452

Series 2019B, Rev., 4.00%, 1/1/2039	5,000	5,504

New York State Urban Development Corp., State Personal Income Tax, General Purpose

Series 2013A-1, Rev., 4.00%, 3/15/2023	25	26

Series 2014A, Rev., 5.00%, 3/15/2024	40	43

Series 2016A, Rev., 5.00%, 3/15/2024	10	11

Series 2017C, Rev., 5.00%, 3/15/2027	5,750	6,716

Series 2013C, Rev., 5.00%, 3/15/2032	30	31

Series 2016A, Rev., 5.00%, 3/15/2032	350	397

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Series 2015A, Rev., 5.00%, 3/15/2033	60	67

Series 2019A, Rev., 5.00%, 3/15/2035	25	30

Series 2019A, Rev., 5.00%, 3/15/2037	35	42

Series 2019A, Rev., 5.00%, 3/15/2038	45	54

Series 2019A, Rev., 5.00%, 3/15/2041	70	84

New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project

Rev., AMT, 5.00%, 1/1/2025	5,000	5,436

Rev., AMT, 4.00%, 10/1/2030	5,350	5,849

Rev., AMT, 5.00%, 1/1/2036	9,900	11,126

Orange County Funding Corp., Mount Saint Mary College Project Series 2012B, Rev., 4.00%, 7/1/2023	160	161

Port Authority of New York and New Jersey, Consolidated

Series 194, Rev., 5.00%, 10/15/2023	225	239

Series 179, Rev., 5.00%, 12/1/2023	50	53

Series 179, Rev., 5.00%, 12/1/2025	50	53

Series 207, Rev., AMT, 5.00%, 9/15/2033	800	937

Series 209, Rev., 5.00%, 7/15/2035	125	150

Series 214, Rev., AMT, 4.00%, 9/1/2043	3,000	3,255

Series 93, Rev., 6.13%, 6/1/2094	12,000	13,067

Port Washington Union Free School District GO, 3.00%, 8/1/2027	70	71

Sales Tax Asset Receivable Corp., Fiscal Year 2015 Series 2015A, Rev., 5.00%, 10/15/2024 (b)	18,865	20,697

Town of Southeast, Public Improvement Series 2019A, GO, 5.00%, 8/15/2022	45	46

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels

Series 2013B, Rev., 5.00%, 11/15/2023	90	96

Series 2016A, Rev., 5.00%, 11/15/2023	20	21

Series 2017C-1, Rev., 5.00%, 11/15/2024	110	121

Series 2017C-1, Rev., 4.00%, 11/15/2025	50	55

Series 2017C-1, Rev., 5.00%, 11/15/2025	150	169

Series 2012B, Rev., 5.00%, 11/15/2026	240	247

Series 2017B, Rev., 5.00%, 11/15/2027	500	586

Series 2015A, Rev., 5.00%, 11/15/2029	200	222

Series B, Rev., 5.00%, 11/15/2030	2,500	2,570

Series 2012B, Rev., Zero Coupon, 11/15/2032	8,860	6,774

United Nations Development Corp., Senior Lien Series 2019A, Rev., 5.00%, 7/1/2022	50	51

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	79

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Utility Debt Securitization Authority

Series 2016A, Rev., 5.00%, 6/15/2025	100	105

Series 2016B, Rev., 5.00%, 6/15/2025	50	53

Series 2016A, Rev., 5.00%, 6/15/2027	25	28

Rev., 5.00%, 12/15/2036	5,250	5,910

Series 2013TE, Rev., 5.00%, 12/15/2041	4,250	4,509

Utility Debt Securitization Authority, Federally Tax-Exempt

Series TE, Rev., 5.00%, 12/15/2029	1,500	1,599

Series TE, Rev., 5.00%, 12/15/2032	3,500	3,731

Wantagh Union Free School District Series 2013A, GO, 5.00%, 9/1/2022	30	31

Westchester County Local Development Corp., Purchase Senior Learning Community, Inc. Project

Series 2021D, Rev., 2.88%, 7/1/2026 (d)	3,765	3,707

Series 2021C, Rev., 3.20%, 7/1/2028 (d)	13,350	13,116

Series 2021A, Rev., 5.00%, 7/1/2041 (d)	10,770	11,276

Westchester County Local Development Corp., The Bethel Methodist Home D/B/A, The Knolls Project Rev., 5.00%, 7/1/2040	1,000	998

Total New York		540,992

North Carolina — 1.3%

City of Charlotte Series 2016A, GO, 5.00%, 7/1/2029	1,050	1,208

City of Charlotte, Airport Special Facilities, Charlotte Douglas International Airport

Rev., 5.00%, 7/1/2031	25	31

Series A, Rev., 5.00%, 7/1/2034	25	29

City of High Point, Combined Water and Sewer System Rev., 5.00%, 11/1/2028	25	29

City of Raleigh, Limited Obligation Rev., 5.00%, 2/1/2029	305	346

City of Wilmington Series 2014A, Rev., 5.00%, 6/1/2028	400	432

County of Brunswick, Limited Obligation Rev., 5.00%, 4/1/2022	30	30

County of Buncombe, Limited Obligation

Series 2020A, Rev., 5.00%, 6/1/2030	75	94

Series 2020A, Rev., 5.00%, 6/1/2031	290	362

Series 2020A, Rev., 5.00%, 6/1/2033	125	156

County of Chatham, Limited Obligation Rev., 5.00%, 11/1/2026	1,880	2,061

County of Cumberland, Limited Obligation Rev., 5.00%, 11/1/2022	20	21

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

North Carolina — continued

County of Duplin Rev., 5.00%, 6/1/2032 (f)	125	158

County of Harnett, Limited Obligation Rev., 4.00%, 10/1/2035	45	51

County of Moore Series 2019A, GO, 5.00%, 1/15/2024	20	21

County of Onslow, Public Facilities Company Ltd., Limited Obligation

Rev., 5.00%, 10/1/2026	25	29

Rev., 4.00%, 10/1/2032	340	375

County of Union, Enterprise System Series 2019A, Rev., 5.00%, 6/1/2024	20	22

County of Wake, Limited Obligation

Rev., 5.00%, 9/1/2023	25	26

Rev., 5.00%, 9/1/2024	25	28

North Carolina Capital Facilities Finance Agency, High Point University

Rev., 5.00%, 5/1/2031	500	610

Rev., 4.00%, 5/1/2032	1,000	1,124

Rev., 4.00%, 5/1/2033	1,000	1,123

Rev., 4.00%, 5/1/2034	900	1,010

North Carolina Medical Care Commission, Retirement Facilities, Friends Homes, Inc.

Series 2020B-2, Rev., 2.30%, 9/1/2025	1,250	1,253

Series 2020B-1, Rev., 2.55%, 9/1/2026	1,575	1,579

North Carolina Medical Care Commission, Retirement Facilities, Pennybyrn at Maryfield Project Series 2020A, Rev., 5.00%, 10/1/2040	695	758

North Carolina Medical Care Commission, The Forest at Duke Project Rev., 4.00%, 9/1/2041	415	453

North Carolina Medical Care Commission, The Presbyterian Homes Obligated Group

Rev., 4.00%, 10/1/2035	650	716

Rev., 4.00%, 10/1/2040	600	653

North Carolina Medical Care Commission, Wake Forest Baptist Obligated Group Series 2019C, Rev., 2.55%, 6/1/2026 (c)	13,800	14,182

North Carolina Turnpike Authority, Triangle Expressway System Series 2018A, Rev., 4.00%, 1/1/2035	85	95

Raleigh Durham Airport Authority

Series 2020B, Rev., 5.00%, 5/1/2026	30	34

Series 2015B, Rev., AMT, 5.00%, 5/1/2027	1,135	1,250

Series 2020B, Rev., 5.00%, 5/1/2029	25	30

Series 2020B, Rev., 5.00%, 5/1/2031	75	94

Series 2020A, Rev., AMT, 5.00%, 5/1/2032	2,600	3,119

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

North Carolina — continued

State of North Carolina Rev., 5.00%, 3/1/2033	15,000	18,021

University of North Carolina at Charlotte (The) Rev., 5.00%, 10/1/2029	45	53

University of North Carolina, Hospital at Chapel Hill Rev., 5.00%, 2/1/2032	25	30

University of North Carolina, School of the Arts

Rev., 5.00%, 2/1/2032	1,285	1,548

Rev., 5.00%, 2/1/2033	850	1,023

Rev., 5.00%, 2/1/2034	1,240	1,491

Rev., 5.00%, 2/1/2036	1,385	1,662

Rev., 4.00%, 2/1/2040	500	552

Rev., 4.00%, 2/1/2045	1,750	1,916

Total North Carolina		59,888

North Dakota — 0.0% (e)

City of Fargo Series 2014E, GO, 5.00%, 5/1/2025	290	313

Ohio — 2.6%

Akron Bath Copley Joint Township Hospital District, Summa Health Obligated Group

Rev., 5.00%, 11/15/2028	130	153

Rev., 5.00%, 11/15/2029	275	329

Rev., 5.00%, 11/15/2030	350	425

Rev., 5.00%, 11/15/2031	300	363

Rev., 5.00%, 11/15/2032	350	423

American Municipal Power, Inc., Fremont Energy Center Project

Series 2021A, Rev., 5.00%, 2/15/2032	3,285	4,084

Series 2021A, Rev., 5.00%, 2/15/2033	1,250	1,553

Series 2021A, Rev., 5.00%, 2/15/2034	3,250	4,033

Series 2021A, Rev., 4.00%, 2/15/2036	1,975	2,254

American Municipal Power, Inc., Solar Electricity Prepayment Project

Series 2019A, Rev., 5.00%, 2/15/2023	150	156

Series 2019A, Rev., 5.00%, 2/15/2024	225	241

Series 2019A, Rev., 5.00%, 2/15/2025	160	177

Series 2019A, Rev., 5.00%, 2/15/2026	200	227

Series 2019A, Rev., 5.00%, 2/15/2027	250	289

Series 2019A, Rev., 5.00%, 2/15/2028	225	266

Bowling Green State University, General Receipts

Series 2020A, Rev., 5.00%, 6/1/2033	375	458

Series 2020A, Rev., 5.00%, 6/1/2034	450	549

Series 2020A, Rev., 5.00%, 6/1/2035	650	793

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — continued

Buckeye Tobacco Settlement Financing Authority

Series 2020A-2, Class 1, Rev., 5.00%, 6/1/2034	1,000	1,182

Series 2020A-2, Class 1, Rev., 4.00%, 6/1/2037	2,000	2,203

Series 2020A-2, Class 1, Rev., 4.00%, 6/1/2039	2,000	2,194

City of Cincinnati, Water System Series B, Rev., 5.00%, 12/1/2023	30	32

City of Columbus, Various Purpose, Unlimited Tax Series 2017-1, GO, 5.00%, 4/1/2029	11,010	13,030

City of Dublin, Various Purpose GO, 5.00%, 12/1/2025	425	481

City of Huber Heights, Limited Tax, Various Purpose GO, 5.00%, 12/1/2032	25	29

City of Middleburg Heights, Southwest General Health Center Project, Tax-Exempt

Series 2020A, Rev., 5.00%, 8/1/2032	340	414

Series 2020A, Rev., 5.00%, 8/1/2033	325	395

Series 2020A, Rev., 5.00%, 8/1/2034	355	430

Series 2020A, Rev., 4.00%, 8/1/2041	905	1,008

City of North Ridgeville, Limited Tax GO, 4.00%, 12/1/2023	20	21

Cleveland Department of Public Utilities Division of Water

Series 2017BB, Rev., 5.00%, 1/1/2026	25	28

Series 2017BB, Rev., 5.00%, 1/1/2032	45	52

Cleveland-Cuyahoga County Port Authority, The Cleveland Museum of Natural History Project

Rev., 5.00%, 7/1/2031	200	247

Rev., 5.00%, 7/1/2032	225	278

Rev., 5.00%, 7/1/2033	250	308

Rev., 5.00%, 7/1/2034	200	246

Rev., 5.00%, 7/1/2035	200	246

Rev., 5.00%, 7/1/2036	300	369

Rev., 4.00%, 7/1/2037	200	229

Rev., 4.00%, 7/1/2038	250	285

Rev., 4.00%, 7/1/2039	280	319

Rev., 4.00%, 7/1/2040	200	227

Rev., 4.00%, 7/1/2046	750	843

Columbus City School District, Ohio School Facilities Construction and Improvement, Unlimited Tax Series 2016-A, GO, 5.00%, 12/1/2031	3,000	3,416

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	81

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Ohio — continued

County of Cuyahoga, Sports Facilities Improvement Project, Excise Tax Rev., 5.00%, 12/1/2023 (b)	1,835	1,958

County of Franklin, Health Care Facilities, Ohio Living Communities

Series 2020B, Rev., 4.00%, 7/1/2028	225	252

Series 2020B, Rev., 4.00%, 7/1/2029	265	297

Series 2020B, Rev., 4.00%, 7/1/2030	875	977

Series 2020B, Rev., 4.00%, 7/1/2031	925	1,028

Series 2020B, Rev., 4.00%, 7/1/2032	1,440	1,593

Series 2020B, Rev., 4.00%, 7/1/2033	385	424

Series 2020B, Rev., 4.00%, 7/1/2034	475	521

Series 2020B, Rev., 4.00%, 7/1/2035	365	399

Series 2020B, Rev., 5.00%, 7/1/2040	5,290	6,003

County of Franklin, Hospital Facilities, Nationwide Children’s Hospital Project Series 2016C, Rev., 5.00%, 11/1/2027	325	380

County of Franklin, Trinity Health Credit Group Series 2019A, Rev., 5.00%, 12/1/2036	1,250	1,509

County of Hamilton, Sales Tax Series 2016A, Rev., 5.00%, 12/1/2025	50	56

County of Hardin, Economic Development Facilities Improvement, Ohio Northern University

Rev., 4.00%, 5/1/2026	270	271

Rev., 5.00%, 5/1/2030	500	528

County of Montgomery, Dayton Children’s Hospital Rev., 4.00%, 8/1/2046	950	1,058

County of Montgomery, Kettering Health Network Obligated Group Project Rev., 5.00%, 8/1/2035	375	463

County of Warren, Healthcare Facilities, Otterbein Homes Obligated Group

Series 2019A, Rev., 5.00%, 7/1/2027	840	970

Series 2013A, Rev., 5.00%, 7/1/2028	1,200	1,260

Series 2013A, Rev., 5.75%, 7/1/2028	750	795

Series 2019A, Rev., 5.00%, 7/1/2031	250	297

Series 2019A, Rev., 4.00%, 7/1/2033	920	1,022

Series 2013A, Rev., 5.75%, 7/1/2033	1,400	1,485

Dayton City School District, School Facilities Construction and Improvement, Unlimited Tax GO, 5.00%, 11/1/2029	10	12

Lakota Local School District/Sandusky Seneca and Wood Counties, School Facilities Construction and Improvement GO, 5.00%, 1/15/2023	50	52

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — continued

Miami Valley Career Technology Center, Various Purpose School Improvement, Unlimited Tax

GO, 5.00%, 12/1/2032	35	42

New Albany Plain Local School District, School Improvement GO, 5.00%, 12/1/2023	25	27

Northeast Ohio Regional Sewer District, Wastewater Improvement

Rev., 4.00%, 11/15/2024 (b)	15	16

Rev., 5.00%, 11/15/2024 (b)	1,500	1,650

Ohio Air Quality Development Authority, American Electric Power Co. Project Series 2014A, Rev., 2.40%, 10/1/2029 (c)	1,820	1,872

Ohio Higher Educational Facility Commission, Tiffin University 2019 Project

Rev., 3.00%, 11/1/2024	100	100

Rev., 3.00%, 11/1/2025	605	602

Rev., 3.00%, 11/1/2026	585	579

Rev., 3.00%, 11/1/2027	645	635

Rev., 3.00%, 11/1/2028	655	640

Rev., 5.00%, 11/1/2034	1,520	1,673

Ohio Higher Educational Facility Commission, University of Dayton 2018 Project Series B, Rev., 5.00%, 12/1/2029	1,105	1,303

Ohio Higher Educational Facility Commission, University of Findlay 2019 Project

Rev., 5.00%, 3/1/2029	720	823

Rev., 5.00%, 3/1/2034	3,000	3,375

Ohio Higher Educational Facility Commission, Xavier University 2020 Project

Rev., 5.00%, 5/1/2033	500	606

Rev., 5.00%, 5/1/2034	520	630

Rev., 5.00%, 5/1/2035	440	532

Rev., 5.00%, 5/1/2036	460	556

Rev., 4.00%, 5/1/2037	695	778

Rev., 4.00%, 5/1/2039	680	758

Ohio State University (The), General Receipts Series 2010D, Rev., 5.00%, 12/1/2028	20	24

Ohio Turnpike and Infrastructure Commission Series 2017A, Rev., 5.00%, 2/15/2026	55	63

Ohio Turnpike and Infrastructure Commission, Junior Lien

Series 2018A, Rev., 5.00%, 2/15/2030	50	59

Series 2022A, Rev., 5.00%, 2/15/2032 (f)	4,000	4,934

Ohio Water Development Authority, Fresh Water Series 2016A, Rev., 5.00%, 12/1/2030	55	63

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Ohio — continued

Ohio Water Development Authority, Water Pollution Control Loan Fund

Series 2017A, Rev., 5.00%, 12/1/2029	25	29

Series 2019B, Rev., 5.00%, 12/1/2035	55	68

Port of Greater Cincinnati Development Authority, FC Cincinnati Public Improvements Project Rev., 3.75%, 12/1/2031 (d)	245	238

Shaker Heights City School District, School Facilities Improvement, Unlimited Tax Series 2018A, GO, 5.00%, 12/15/2026	1,000	1,164

State of Ohio Series 2014A, GO, 5.00%, 9/15/2022	25	26

State of Ohio, Capital Facilities Lease Appropriation Administrative Building Fund Projects

Series 2017A, Rev., 5.00%, 4/1/2027 (b)	760	894

Series 2017A, Rev., 5.00%, 4/1/2033	25	29

State of Ohio, Capital Facilities Lease Appropriation Adult Correctional Building Fund Projects

Series 2017B, Rev., 5.00%, 10/1/2023	35	37

Series B, Rev., 5.00%, 10/1/2029	1,495	1,531

State of Ohio, Capital Facilities Lease Appropriation Park and Recreation Improvement Fund Projects Series 2017A, Rev., 5.00%, 12/1/2032	35	41

State of Ohio, Capital Facilities Lease Appropriation Transportation Building Fund Projects Series 2018A, Rev., 5.00%, 4/1/2029	1,760	2,098

State of Ohio, Cleveland Clinic Health System Obligated Group Series 2017A, Rev., 5.00%, 1/1/2032	170	201

State of Ohio, Higher Education Series 2018A, GO, 5.00%, 2/1/2030	30	34

State of Ohio, Highway Capital Improvements Full Faith and Credit/Highway User Receipts Series V, GO, 5.00%, 5/1/2034	10	12

State of Ohio, Major New Infrastructure Project

Series 1, Rev., 5.00%, 12/15/2028	7,500	8,598

Series 2019-1, Rev., 5.00%, 12/15/2028	25	30

Series 1, Rev., 5.00%, 12/15/2029	7,000	8,018

State of Ohio, University Hospitals Health System, Inc. Series 2021E, Rev., 4.00%, 1/15/2037	1,700	1,875

University of Akron (The), General Receipts

Series 2015A, Rev., 5.00%, 1/1/2025 (b)	95	105

Series 2015A, Rev., 5.00%, 1/1/2025	15	16

Total Ohio		116,279

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oklahoma — 0.3%

Grand River Dam Authority

Series 2014A, Rev., 4.00%, 6/1/2024	25	27

Series 2016A, Rev., 5.00%, 6/1/2031	60	69

McClain County Economic Development Authority, Educational Facilities, Blanchard Public Schools Project

Rev., 4.00%, 9/1/2027	600	663

Rev., 4.00%, 9/1/2028	675	754

Oklahoma Capitol Improvement Authority Series 2014C, Rev., 5.00%, 7/1/2024	25	27

Oklahoma City Water Utilities Trust, Water and Sewer System Rev., 5.00%, 7/1/2022	25	25

Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project

Rev., 5.00%, 10/1/2022	250	256

Rev., 5.00%, 10/1/2023	180	191

Rev., 5.00%, 10/1/2025	510	571

Rev., 5.00%, 10/1/2026	500	574

Oklahoma Development Finance Authority, Health System, OU Medicine Project Series 2018B, Rev., 5.00%, 8/15/2033	6,030	7,098

Oklahoma Turnpike Authority, Second Senior

Series 2017C, Rev., 5.00%, 1/1/2036	25	29

Series 2017A, Rev., 5.00%, 1/1/2038	2,000	2,245

Oklahoma Water Resources Board, Master Trust, Drinking Water Program Rev., 4.00%, 4/1/2032	30	33

Tulsa County Industrial Authority Educational Facilities Lease, Broken Arrow Public Schools Project Series A, Rev., 5.00%, 9/1/2028	15	18

University of Oklahoma (The) Series 2014C, Rev., 5.00%, 7/1/2031	50	51

Total Oklahoma		12,631

Oregon — 1.2%

City of Medford, Limited Tax GO, 5.00%, 7/15/2023 (b)	25	26

City of Portland, 4th and Montgomery and Streetcar Projects Series A, GO, 5.00%, 2/1/2035	650	792

City of Portland, Sewer System, First Lien Series 2015A, Rev., 5.00%, 6/1/2026	5,350	5,963

City of Portland, Sewer System, Second Lien Series 2019A, Rev., 5.00%, 3/1/2031	85	105

City of Portland, Water System, Second Lien Series 2020A, Rev., 5.00%, 5/1/2031	45	56

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	83

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Oregon — continued

City of Salem

GO, 5.00%, 6/1/2026	460	528

GO, 5.00%, 6/1/2029	2,055	2,472

City of Tualatin GO, 5.00%, 6/15/2028	15	18

Clackamas County School District No. 7J Lake Oswego GO, 5.00%, 6/1/2029	20	23

Deschutes County Administrative School District No. 1 Bend-La Pine GO, 5.00%, 6/15/2026	4,725	5,442

Hillsboro School District No. 1J

GO, 5.00%, 6/15/2026	4,000	4,597

GO, 5.00%, 6/15/2027	1,470	1,732

Mount Hood Community College District, Full Faith and Credit GO, 5.00%, 6/1/2022	5	5

Multnomah and Clackamas Counties School District No. 10JT Gresham-Barlow Series 2019A, GO, Zero Coupon, 6/15/2035	600	409

Oregon State Facilities Authority, Samaritan Health Services Project, Tax-Exempt

Series 2020A, Rev., 5.00%, 10/1/2024	200	218

Series 2020A, Rev., 5.00%, 10/1/2025	200	224

Series 2020A, Rev., 5.00%, 10/1/2026	125	143

Series 2020A, Rev., 5.00%, 10/1/2027	150	176

Series 2020A, Rev., 5.00%, 10/1/2028	175	209

Series 2020A, Rev., 5.00%, 10/1/2029	300	364

Series 2020A, Rev., 5.00%, 10/1/2030	300	370

Series 2020A, Rev., 5.00%, 10/1/2035	140	169

Series 2020A, Rev., 5.00%, 10/1/2040	1,165	1,387

Oregon State Lottery

Series 2014C, Rev., 5.00%, 4/1/2024	25	27

Series 2015C, Rev., 5.00%, 4/1/2026	200	222

Series 2014A, Rev., 5.00%, 4/1/2027	100	108

Series A, Rev., 5.00%, 4/1/2031	1,950	2,262

Series A, Rev., 5.00%, 4/1/2032	1,750	2,027

Series A, Rev., 5.00%, 4/1/2033	3,500	4,055

Series A, Rev., 5.00%, 4/1/2035	2,470	2,856

Portland Community College District

GO, 5.00%, 6/15/2023	35	37

GO, 5.00%, 6/15/2026	710	817

GO, 5.00%, 6/15/2027	2,640	3,030

Salem Hospital Facility Authority, Capital Manor Project Rev., 4.00%, 5/15/2040	375	402

State of Oregon, Article XI-G State Projects

Series L, GO, 5.00%, 8/1/2035	1,930	2,263

Series L, GO, 5.00%, 8/1/2036	1,975	2,315

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oregon — continued

State of Oregon, Article XI-Q State Projects

Series 2019A, GO, 5.00%, 5/1/2030	40	49

Series 2016F, GO, 5.00%, 5/1/2032	2,885	3,287

State of Oregon, Department of Transportation Highway User Subordinate Lien, Tax-Exempt Series 2019A, Rev., 5.00%, 11/15/2038	40	49

Washington and Multnomah Counties School District No. 48J Beaverton Series 2014B, GO, 5.00%, 6/15/2024 (b)	105	114

Washington County Clean Water Services, Senior Lien Rev., 5.00%, 10/1/2022	25	26

Yamhill County Hospital Authority, Friendsview, Tax Exempt

Series 2021B-3, Rev., 1.75%, 11/15/2026	415	406

Series 2021A, Rev., 5.00%, 11/15/2036	610	695

Series 2021A, Rev., 5.00%, 11/15/2046	770	859

Series 2021A, Rev., 5.00%, 11/15/2051	550	611

Yamhill County School District No. 40 McMinnville

GO, 4.00%, 6/15/2029	5	6

GO, 4.00%, 6/15/2035	75	81

Total Oregon		52,032

Pennsylvania — 4.2%

Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group

Series 2018A, Rev., 5.00%, 4/1/2028	7,000	8,296

Series 2018A, Rev., 5.00%, 4/1/2029	7,785	9,221

Series 2018A, Rev., 5.00%, 4/1/2030	5,000	5,913

Series 2018A, Rev., 5.00%, 4/1/2031	3,800	4,481

Allegheny County Hospital Development Authority, Pittsburgh Medical Center

Series 2019A, Rev., 5.00%, 7/15/2022	25	25

Series 2019A, Rev., 5.00%, 7/15/2027	3,000	3,511

Series 2019A, Rev., 5.00%, 7/15/2028	2,050	2,449

Allegheny County Sanitary Authority, Sewer Rev., AGM, 4.00%, 12/1/2035	5	5

Allentown City School District, Limited Tax

Series B, GO, 5.00%, 2/1/2029	3,110	3,727

Series B, GO, 5.00%, 2/1/2030	4,300	5,250

Berks County Industrial Development Authority, Tower Health Project

Rev., 5.00%, 11/1/2025	500	542

Rev., 5.00%, 11/1/2027	1,150	1,289

Rev., 5.00%, 11/1/2028	1,535	1,689

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

Rev., 5.00%, 11/1/2029	350	382

Rev., 5.00%, 11/1/2030	600	652

Berks County Municipal Authority (The), Tower Health Project

Series 2020B-2, Rev., 5.00%, 2/1/2027 (c)	10,985	12,050

Series 2020A, Rev., 5.00%, 2/1/2028	1,050	1,180

Series 2020A, Rev., 5.00%, 2/1/2029	740	842

Series 2020A, Rev., 5.00%, 2/1/2030	800	921

Series 2020B-3, Rev., 5.00%, 2/1/2030 (c)	2,015	2,282

Series 2020A, Rev., 5.00%, 2/1/2031	700	812

Series 2020A, Rev., 5.00%, 2/1/2032	750	875

Bucks County Industrial Development Authority, Grand View Hospital Project

Rev., 5.00%, 7/1/2025	370	404

Rev., 5.00%, 7/1/2026	450	502

Rev., 5.00%, 7/1/2027	475	540

Rev., 5.00%, 7/1/2028	500	577

Rev., 5.00%, 7/1/2029	500	586

Rev., 5.00%, 7/1/2030	675	802

Rev., 5.00%, 7/1/2031	1,150	1,385

Rev., 5.00%, 7/1/2032	500	603

Rev., 5.00%, 7/1/2033	1,170	1,411

Rev., 5.00%, 7/1/2034	1,300	1,566

Rev., 5.00%, 7/1/2035	1,055	1,269

Cambria County General Financing Authority, Mount Aloysius Project Series 2021TT4, Rev., 4.00%, 11/1/2036	535	539

Centennial School District Bucks County GO, 5.00%, 12/15/2024	20	22

Chester County Industrial Development Authority, Longwood Gardens Project

Rev., 5.00%, 12/1/2032	475	583

Rev., 5.00%, 12/1/2033	740	907

Rev., 5.00%, 12/1/2034	400	490

Rev., 5.00%, 12/1/2035	175	214

Rev., 5.00%, 12/1/2036	305	371

Rev., 5.00%, 12/1/2037	450	547

Rev., 5.00%, 12/1/2038	950	1,150

City of Erie, Higher Education Building Authority, Gannon University Project — AICUP Financing Program

Series 2021TT1, Rev., 4.00%, 5/1/2036	100	110

Series 2021TT1, Rev., 4.00%, 5/1/2041	100	109

City of Philadelphia, Airport System Series 2017B, Rev., AMT, 5.00%, 7/1/2032	250	285

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued

Commonwealth Financing Authority, Tobacco Master Settlement Payment

Rev., 5.00%, 6/1/2024	1,275	1,377

Rev., 5.00%, 6/1/2025	1,875	2,081

Rev., 5.00%, 6/1/2026	1,120	1,276

Rev., 5.00%, 6/1/2027	1,500	1,749

Rev., 5.00%, 6/1/2028	2,620	3,117

Rev., 5.00%, 6/1/2029	1,120	1,325

Commonwealth of Pennsylvania

Series 1, GO, 5.00%, 6/15/2024 (b)	50	54

Series 2018A, COP, 5.00%, 7/1/2028	400	472

Series 2018A, COP, 5.00%, 7/1/2029	300	354

Series 2018A, COP, 5.00%, 7/1/2030	375	442

Series 2018A, COP, 5.00%, 7/1/2031	425	500

Series 2018A, COP, 5.00%, 7/1/2034	450	528

County of Allegheny Series C-77, GO, 5.00%, 11/1/2043	50	60

County of Berks GO, 5.00%, 11/15/2023	20	21

County of Bucks GO, 5.00%, 5/1/2027	325	373

County of Cambria

Series 2020B, GO, AGM, 4.00%, 8/1/2032	500	552

Series 2020B, GO, AGM, 4.00%, 8/1/2033	500	550

Series 2020B, GO, AGM, 4.00%, 8/1/2034	700	765

Delaware County Authority, Haverford College

Series 2017A, Rev., 5.00%, 10/1/2026	30	35

Series 2017A, Rev., 5.00%, 10/1/2030	40	47

Series 2017A, Rev., 5.00%, 10/1/2042	45	51

DuBois Hospital Authority, Penn Highlands Healthcare

Rev., 5.00%, 7/15/2029	1,700	1,992

Rev., 5.00%, 7/15/2030	2,000	2,337

Rev., 5.00%, 7/15/2031	1,450	1,690

Rev., 5.00%, 7/15/2032	1,525	1,775

Rev., 5.00%, 7/15/2034	1,675	1,947

Rev., 4.00%, 7/15/2043	5,670	6,167

Easton Area School District Series 2020B, GO, 5.00%, 2/1/2031	50	60

Erie City Water Authority

Series B, Rev., AGM, 5.00%, 12/1/2032	1,235	1,524

Series B, Rev., AGM, 5.00%, 12/1/2033	800	985

Series 2018D, Rev., 4.00%, 12/1/2036	35	40

Geisinger Authority, Health System Series 2020A, Rev., 4.00%, 4/1/2039	6,665	7,403

Kiski Valley Water Pollution Control Authority, Sewer Series 2020A, Rev., AGM, 4.00%, 9/1/2035	305	342

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	85

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

Lancaster County Hospital Authority, Health Center, Masonic Villages Project Rev., 5.00%, 11/1/2028	1,215	1,327

Lehigh County Industrial Development Authority, Seven Generation Charter School

Series 2021A, Rev., 4.00%, 5/1/2031	340	358

Series 2021A, Rev., 4.00%, 5/1/2041	890	910

Montgomery County Higher Education and Health Authority, Arcadia University

Rev., 5.00%, 4/1/2027	815	924

Rev., 5.00%, 4/1/2028	600	691

Rev., 5.00%, 4/1/2029	815	953

Rev., 5.00%, 4/1/2030	760	900

Rev., 5.00%, 4/1/2031	705	832

Rev., 5.00%, 4/1/2032	945	1,112

Rev., 5.00%, 4/1/2033	920	1,081

Rev., 5.00%, 4/1/2034	520	610

Rev., 4.00%, 4/1/2036	515	559

Rev., 4.00%, 4/1/2037	545	590

Rev., 4.00%, 4/1/2038	695	752

Rev., 4.00%, 4/1/2039	305	329

Montgomery County Higher Education and Health Authority, Thomas Jefferson University

Series 2018A, Rev., 5.00%, 9/1/2030	3,125	3,706

Series 2018A, Rev., 4.00%, 9/1/2038	2,950	3,232

Montgomery County Industrial Development Authority, Acts Retirement-Life Communities, Inc., Obligated Group Series 2020C, Rev., 4.00%, 11/15/2043	300	331

Montgomery County Industrial Development Authority, Waverly Heights Ltd. Project

Rev., 4.00%, 12/1/2024	155	165

Rev., 4.00%, 12/1/2025	150	163

Rev., 4.00%, 12/1/2026	150	165

Rev., 4.00%, 12/1/2027	200	221

Rev., 4.00%, 12/1/2028	205	226

Rev., 4.00%, 12/1/2029	250	275

Rev., 4.00%, 12/1/2030	300	328

Rev., 4.00%, 12/1/2031	300	328

Rev., 4.00%, 12/1/2032	435	474

Rev., 4.00%, 12/1/2033	400	436

Rev., 4.00%, 12/1/2034	165	180

Rev., 4.00%, 12/1/2035	175	191

Rev., 4.00%, 12/1/2036	175	190

Rev., 4.00%, 12/1/2037	100	109

Rev., 4.00%, 12/1/2038	100	109

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued

Nazareth Area School District

Series E, GO, 5.00%, 11/15/2025 (b)	810	915

Series D, GO, 5.00%, 11/15/2030	900	1,014

Series D, GO, 5.00%, 11/15/2035	1,390	1,561

Series D, GO, 5.00%, 11/15/2036	1,250	1,402

Series D, GO, 5.00%, 11/15/2037	550	616

Pennsbury School District Series 2019A, GO, 4.00%, 8/1/2022	25	25

Pennsylvania Economic Development Financing Authority, Presbyterian Senior Living Project

Rev., 4.00%, 7/1/2030	1,265	1,391

Rev., 4.00%, 7/1/2033	1,750	1,913

Pennsylvania Higher Educational Facilities Authority, Trustees of the University

Series 2016A, Rev., 5.00%, 8/15/2023	50	53

Series 2015A, Rev., 5.00%, 10/1/2023	30	32

Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System

Rev., 5.00%, 8/15/2029	40	49

Rev., 5.00%, 8/15/2031	50	61

Rev., 5.00%, 8/15/2040	100	111

Pennsylvania State University (The) Series A, Rev., 5.00%, 9/1/2023	40	42

Pennsylvania Turnpike Commission

Series 2019A, Rev., 5.00%, 12/1/2032	1,750	2,144

Series 2019A, Rev., 5.00%, 12/1/2033	1,240	1,516

Series 2020B, Rev., 5.00%, 12/1/2033	470	587

Series 2019A, Rev., 5.00%, 12/1/2034	1,400	1,707

Series 2019A, Rev., 5.00%, 12/1/2035	2,000	2,434

Series 2021B, Rev., 4.00%, 12/1/2041	2,645	2,976

Series 2021B, Rev., 4.00%, 12/1/2042	3,000	3,367

Philadelphia Authority for Industrial Development, Electrical and Charter School Project Series 2021A, Rev., 4.00%, 6/1/2031	340	370

Philadelphia Authority for Industrial Development, MAST Community Charter School II Project Series 2020A, Rev., 5.00%, 8/1/2030	260	294

Philadelphia Authority for Industrial Development, Philadelphia Electrical and Technology Charter School Project

Series 2021A, Rev., 4.00%, 6/1/2041	375	388

Series 2021A, Rev., 4.00%, 6/1/2051	400	408

Pittsburgh Water and Sewer Authority Series B, Rev., AGM, 5.00%, 9/1/2033	1,300	1,704

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

School District of the City of Erie (The)

Series 2019C, GO, AGM, 5.00%, 4/1/2027	1,275	1,472

Series 2019C, GO, AGM, 5.00%, 4/1/2028	925	1,089

Series 2019C, GO, AGM, 5.00%, 4/1/2029	1,000	1,200

Series 2019C, GO, AGM, 5.00%, 4/1/2030	500	605

School District of the City of Erie (The), Limited Tax

Series 2019A, GO, AGM, 5.00%, 4/1/2027	525	606

Series 2019A, GO, AGM, 5.00%, 4/1/2028	550	648

Series 2019A, GO, AGM, 5.00%, 4/1/2029	310	372

Series 2019A, GO, AGM, 5.00%, 4/1/2030	425	515

Series 2019A, GO, AGM, 5.00%, 4/1/2031	525	634

Series 2019A, GO, AGM, 4.00%, 4/1/2033	1,150	1,293

Series 2019A, GO, AGM, 5.00%, 4/1/2034	825	992

Spring-Ford Area School District GO, 5.00%, 6/1/2023	50	52

St. Mary Hospital Authority, Trinity Health Credit Group Series 2019PA, Rev., 5.00%, 12/1/2031	25	30

Swarthmore Borough Authority, Swarthmore College Series 2016B, Rev., 4.00%, 9/15/2041	50	54

Township of Hampton GO, 4.00%, 1/1/2039	45	50

Township of Lower Paxton GO, 4.00%, 4/1/2033	35	40

Township of Palmer Series 2020D, GO, 4.00%, 11/15/2025	20	22

Township of Radnor Series B, GO, 4.00%, 7/15/2023 (b)	10	10

Township of Spring GO, 5.00%, 11/15/2028	25	30

Upper Merion Area School District

GO, 5.00%, 1/15/2029	350	396

GO, 5.00%, 1/15/2031	650	734

GO, 5.00%, 1/15/2033	480	541

GO, 5.00%, 1/15/2034	200	225

GO, 5.00%, 1/15/2035	475	534

Warwick School District GO, 4.00%, 3/1/2024	30	32

West Chester Area School District GO, 4.00%, 5/15/2040	40	44

Wilkes-Barre Area School District

GO, 5.00%, 4/15/2023	110	115

GO, 3.50%, 4/15/2038	370	395

GO, 3.50%, 4/15/2039	235	251

GO, 3.75%, 4/15/2044	1,500	1,618

Total Pennsylvania		187,793

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Puerto Rico — 0.3%

Puerto Rico Public Finance Corp. (Puerto Rico) Series E, Rev., AGC-ICC, AGM-CR, 6.00%, 8/1/2026 (b)	10,000	11,890

Rhode Island — 0.0% (e)

Rhode Island Infrastructure Bank, Municipal Road and Bridge Series 2018A, Rev., 5.00%, 10/1/2024	25	27

Rhode Island Turnpike and Bridge Authority, Motor Fuel Tax Series 2019A, Rev., 4.00%, 10/1/2044	480	534

State of Rhode Island and Providence Plantations Consolidated Capital Development Loan Series 2019A, GO, 4.00%, 5/1/2037	50	57

Total Rhode Island		618

South Carolina — 0.3%

Beaufort-Jasper Water and Sewer Authority Series 2019A, Rev., 5.00%, 3/1/2029	25	31

Berkeley County School District

Rev., 5.00%, 12/1/2022	1,000	1,031

Rev., 5.00%, 12/1/2023	1,505	1,607

Charleston County Airport District Rev., 5.00%, 7/1/2026	100	114

City of Spartanburg, Water System Series B, Rev., 5.00%, 6/1/2031	480	566

Easley Combined Utility System

Rev., AGM, 4.00%, 12/1/2033	600	683

Rev., AGM, 4.00%, 12/1/2034	780	886

Lexington County Health Services District, Inc., LexMed Obligated Group

Rev., 5.00%, 11/1/2029	575	670

Rev., 4.00%, 11/1/2030	750	825

Rev., 4.00%, 11/1/2031	500	549

Rev., 4.00%, 11/1/2032	535	587

Rev., 4.00%, 11/1/2033	200	219

Richland County School District No. 1 Series C, GO, SCSDE, 5.00%, 3/1/2025	4,000	4,365

South Carolina Jobs-Economic Development Authority, Kiawah Life Plan Village, Inc., Project Rev., 8.75%, 7/1/2025 (d)	625	635

South Carolina State Fiscal Accountability Authority, Department of Mental Health Project Rev., 5.00%, 10/1/2037	300	350

Town of Hilton Head Island, Beach Preservation Fee Pledge Rev., 5.00%, 8/1/2023	35	37

Total South Carolina		13,155

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	87

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

South Dakota — 0.0% (e)

Brookings School District No. 005-1 GO, 4.00%, 7/1/2026	25	28

Tennessee — 6.1%

Chattanooga Health Educational and Housing Facility Board, Commonspirit Health

Series 2019A-1, Rev., 5.00%, 8/1/2031	1,000	1,187

Series 2019A-1, Rev., 5.00%, 8/1/2032	1,000	1,184

Series 2019A-1, Rev., 5.00%, 8/1/2034	750	885

Series 2019A-1, Rev., 5.00%, 8/1/2035	510	601

City of Johnson City Series 2019B, GO, 5.00%, 6/1/2028	45	54

City of Kingsport Series B, GO, 5.00%, 3/1/2025	110	122

City of Knoxville, Electric System Series 2017-II, Rev., 5.00%, 7/1/2023	25	26

County of Anderson, Rural Elementary School Series 2018A, GO, 5.00%, 5/1/2025	890	990

County of Anderson, Rural High School

Series B, GO, 5.00%, 5/1/2024	750	810

Series 2018B, GO, 5.00%, 5/1/2025	785	873

County of Blount Series B, GO, 5.00%, 6/1/2027	1,000	1,146

County of Knox GO, 5.00%, 6/1/2029	1,410	1,690

County of Madison GO, 5.00%, 5/1/2026	3,770	4,316

County of Sevier GO, 5.00%, 6/1/2025	145	162

County of Shelby Series 2019B, GO, 5.00%, 4/1/2022	30	30

County of Shelby, Public Improvement Series 2019A, GO, 4.00%, 4/1/2034	9,470	10,718

County of Sullivan GO, 4.00%, 5/1/2045	40	43

County of Washington Series 2016A, GO, 4.00%, 6/1/2032	35	38

County of Wilson GO, 5.00%, 4/1/2022	10	10

County of Wilson, District School GO, 5.00%, 4/1/2026	65	74

Franklin Special School District, School Improvement

GO, 5.00%, 6/1/2028	100	120

GO, 5.00%, 6/1/2030	300	368

Greeneville Health and Educational Facilities Board, Ballad Health Obligated Group

Series 2018A, Rev., 5.00%, 7/1/2031	4,500	4,721

Series 2018A, Rev., 5.00%, 7/1/2032	4,000	4,193

Series 2018A, Rev., 5.00%, 7/1/2033	5,300	5,554

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tennessee — continued

Knox County Health Educational and Housing Facility Board, East Tennessee Children’s Hospital

Rev., 5.00%, 11/15/2025	855	958

Rev., 5.00%, 11/15/2027	800	939

Memphis-Shelby County Airport Authority Series 2021A, Rev., AMT, 5.00%, 7/1/2030	545	656

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Trevecca Nazarene University Project

Series 2021B, Rev., 4.00%, 10/1/2041	1,135	1,186

Metropolitan Government of Nashville and Davidson County

GO, 5.00%, 7/1/2024	15	16

Series C, GO, 5.00%, 7/1/2025 (b)	5,500	6,153

GO, 5.00%, 7/1/2029	27,295	32,844

GO, 5.00%, 1/1/2031	15	17

GO, 4.00%, 7/1/2031	17,400	19,398

GO, 5.00%, 7/1/2031	10,000	12,009

GO, 4.00%, 7/1/2036	24,290	27,370

GO, 4.00%, 7/1/2037	16,205	18,249

Metropolitan Nashville Airport Authority (The), Subordinate Airport

Series 2019A, Rev., 5.00%, 7/1/2031	850	1,042

Series 2019A, Rev., 5.00%, 7/1/2032	850	1,037

Series 2019A, Rev., 5.00%, 7/1/2033	825	1,004

Series 2019A, Rev., 5.00%, 7/1/2034	275	334

Series 2019A, Rev., 5.00%, 7/1/2035	545	660

Series 2019B, Rev., AMT, 5.00%, 7/1/2035	300	357

Series 2019A, Rev., 5.00%, 7/1/2036	1,150	1,392

Series 2019A, Rev., 5.00%, 7/1/2037	1,750	2,111

Series 2019A, Rev., 5.00%, 7/1/2039	1,800	2,163

Series 2019B, Rev., AMT, 5.00%, 7/1/2039	625	740

Series 2019A, Rev., 5.00%, 7/1/2044	1,620	1,925

Series 2019B, Rev., AMT, 4.00%, 7/1/2054	1,550	1,654

Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project

Series 2019A, Rev., 5.75%, 10/1/2049	2,420	2,504

Series 2019A, Rev., 5.75%, 10/1/2054	4,280	4,415

Series 2019A, Rev., 5.75%, 10/1/2059	1,240	1,271

Tennergy Corp., Gas Supply Series 2021A, Rev., 4.00%, 9/1/2028 (c)	4,700	5,188

Tennessee Energy Acquisition Corp., Commodity Project Series 2021A, Rev., 5.00%, 11/1/2031 (c)	20,000	24,056

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Tennessee — continued

Tennessee Energy Acquisition Corp., Gas Project

Series 2017A, Rev., 4.00%, 5/1/2023 (c)	22,170	22,755

Rev., 4.00%, 11/1/2025 (c)	29,000	31,132

Series 2006B, Rev., 5.63%, 9/1/2026	5,000	5,767

Tennessee State School Bond Authority, Higher Educational Facilities Second Program

Series A, Rev., 5.00%, 11/1/2026	15	17

Series B, Rev., 5.00%, 11/1/2030	3,645	4,326

Series B, Rev., 5.00%, 11/1/2031	75	89

Total Tennessee		275,649

Texas — 4.6%

Alto Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2030	25	30

Arlington Higher Education Finance Corp.

Series 2021A, Rev., 5.00%, 8/15/2024	195	205

Series 2021A, Rev., 5.00%, 8/15/2025	205	218

Series 2021A, Rev., 5.00%, 8/15/2026	190	204

Series 2021A, Rev., 5.00%, 8/15/2027	105	114

Series 2021A, Rev., 5.00%, 8/15/2028	35	38

Series 2021A, Rev., 4.00%, 8/15/2029	40	41

Series 2021A, Rev., 4.00%, 8/15/2030	45	46

Series 2021A, Rev., 4.00%, 8/15/2031	45	46

Series 2021A, Rev., 4.00%, 8/15/2036	170	172

Arlington Higher Education Finance Corp., Uplift Education Series 2020A, Rev., PSF-GTD, 4.00%, 12/1/2032	20	23

Arlington Higher Education Finance Corp., Wayside Schools Series 2021A, Rev., 4.00%, 8/15/2041	305	307

Arlington Independent School District, Unlimited Tax

GO, PSF-GTD, 5.00%, 2/15/2031	40	48

GO, PSF-GTD, 4.00%, 2/15/2036	25	29

Austin Community College District, Limited Tax GO, 5.00%, 8/1/2030	35	41

Baytown Municipal Development District, Baytown Convention Center Hotel, First Lien

Series 2021A, Rev., 2.50%, 10/1/2031	270	252

Series 2021A, Rev., 4.00%, 10/1/2050	875	903

Belton Independent School District, Unlimited Tax GO, PSF-GTD, 4.00%, 2/15/2032	25	27

Bexar County Hospital District, Limited Tax GO, 4.00%, 2/15/2036	25	28

Board of Regents of the University of Texas System, Financing System

Series 2016E, Rev., 5.00%, 8/15/2026	25	29

Series 2016J, Rev., 5.00%, 8/15/2027	50	57

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

Central Texas Regional Mobility Authority, Senior Lien Series 2021D, Rev., 4.00%, 1/1/2044	8,255	9,094

City of Austin GO, 5.00%, 9/1/2030	10	11

City of Austin, Airport System

Rev., AMT, 5.00%, 11/15/2033	500	541

Series 2019B, Rev., AMT, 5.00%, 11/15/2036	1,000	1,181

Series 2017B, Rev., AMT, 5.00%, 11/15/2046	5,000	5,663

City of Carrollton GO, 5.00%, 8/15/2024	10	11

City of College Station GO, 5.00%, 2/15/2024	25	27

City of Conroe Series 2019B, GO, 5.00%, 11/15/2028	20	24

City of Copperas Cove, Combination Tax GO, 5.00%, 8/15/2027	20	24

City of Dallas GO, 5.00%, 2/15/2029	2,505	2,758

City of Denton GO, 5.00%, 2/15/2025	25	28

City of El Paso

GO, 4.00%, 8/15/2031	75	83

Series 2020A, GO, 4.00%, 8/15/2035	750	856

City of Fort Worth, General Purpose, Tarrant Denton Parker Johnson, General Purpose GO, 5.00%, 3/1/2028	30	36

City of Fort Worth, Water and Sewer System Improvement Series 2015A, Rev., 5.00%, 2/15/2023	35	36

City of Frisco Series 2011, GO, 5.00%, 2/15/2023	2,160	2,167

City of Grand Prairie, Combination Tax

GO, 5.00%, 2/15/2026	20	23

Series 2019A, GO, 5.00%, 2/15/2029	20	23

City of Houston, Airport System, Subordinate Lien

Series 2018C, Rev., AMT, 5.00%, 7/1/2027	175	201

Series 2018B, Rev., 5.00%, 7/1/2030	85	101

Series 2018A, Rev., AMT, 5.00%, 7/1/2031	250	291

Series 2021A, Rev., AMT, 5.00%, 7/1/2033	750	911

Series 2018D, Rev., 5.00%, 7/1/2038	65	77

City of Houston, Airport System, United Airlines, Inc., Terminal Improvements Projects Series 2021B-1, Rev., AMT, 4.00%, 7/15/2041	3,600	3,716

City of Houston, Combined Utility System, First Lien

Series 2014C, Rev., 5.00%, 5/15/2023	20	21

Series 2016B, Rev., 4.00%, 11/15/2031	25	28

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	89

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Series 2016B, Rev., 5.00%, 11/15/2036	1,435	1,650

Series 2016B, Rev., 4.00%, 11/15/2037	40	44

City of Houston, Combined Utility System, Junior Lien Series 2002A, Rev., AGM, 5.75%, 12/1/2032 (b)	2,000	2,779

City of Houston, Public Improvement Series 2014A, GO, 5.00%, 3/1/2024 (b)	5,300	5,698

City of Irving, Hotel Occupancy, Occupancy Tax

GO, 5.50%, 8/15/2027	2,785	3,364

GO, 5.00%, 8/15/2028	40	48

City of Irving, Waterworks and Sewer System, New Lien Rev., 5.00%, 8/15/2029	20	24

City of Killeen GO, 4.00%, 8/1/2033	50	55

City of Laredo GO, 5.00%, 2/15/2023	45	47

City of Laredo, Waterworks and Sewer System

Rev., 4.00%, 3/1/2035	30	34

Rev., 4.00%, 3/1/2040	100	105

City of League City GO, 5.00%, 2/15/2023	20	21

City of Longview

GO, 5.00%, 6/1/2023	40	42

GO, 5.00%, 9/1/2023	25	26

City of Lubbock GO, 5.00%, 2/15/2026	35	40

City of Mansfield GO, 5.00%, 2/15/2024	30	32

City of McAllen GO, 5.00%, 2/15/2029	355	425

City of Mesquite GO, 5.00%, 2/15/2023	40	42

City of Midland, Certificates of Obligation GO, 5.00%, 3/1/2024	55	59

City of Missouri City GO, 5.00%, 6/15/2023	55	58

City of Pflugerville, Combination Tax, Certificates of Obligation GO, 5.00%, 8/1/2033	30	37

City of Pflugerville, Limited Tax GO, 5.00%, 8/1/2026	25	29

City of Plano

GO, 5.00%, 9/1/2028	2,210	2,593

GO, 5.00%, 9/1/2029	1,855	2,171

City of San Antonio, Electric and Gas Systems

Rev., 5.00%, 2/1/2023	35	36

Rev., 5.00%, 2/1/2026	6,000	6,813

Rev., 5.00%, 2/1/2028	310	369

Rev., 5.00%, 2/1/2029	100	116

Series 2020, Rev., 5.00%, 2/1/2036	30	37

City of San Antonio, General Improvement GO, 5.00%, 8/1/2027	20	24

City of The Colony, Combination Tax, Certificates of Obligation GO, 5.00%, 2/15/2023	25	26

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

City of Victoria, Utility System Rev., 5.00%, 12/1/2023 (b)	2,705	2,887

City of Waco GO, 5.00%, 2/1/2023	35	36

City of Waco, Combination Tax, Certificates of Obligation GO, 5.00%, 2/1/2028	35	42

City of Wylie, Combination Tax, Certificates of Obligation GO, 4.00%, 2/15/2024	20	21

Cleveland Independent School District, Unlimited Tax School Building Series 2018A, GO, PSF-GTD, 5.00%, 2/15/2031	80	96

Coastal Water Authority, City of Houston Projects

Rev., 5.00%, 12/15/2022	3,160	3,171

Rev., 5.00%, 12/15/2025	5,115	5,133

Collin County Community College District, Limited Tax GO, 5.00%, 8/15/2029	11,990	14,217

Comal Independent School District, Unlimited Tax

Series B, GO, PSF-GTD, 5.00%, 2/1/2023	100	103

GO, PSF-GTD, 5.00%, 2/1/2026	35	40

Conroe Local Government Corp., Conroe Convention Center Hotel Series 2021A, Rev., 2.50%, 10/1/2031	125	118

County of Brazos, Limited Tax GO, 5.00%, 9/1/2025	45	51

County of Denton, Permanent Improvement GO, 5.00%, 7/15/2027	50	58

County of Harris, Toll Road, Senior Lien

Series 2016A, Rev., 5.00%, 8/15/2028	4,500	5,183

Series 2016A, Rev., 5.00%, 8/15/2036	60	69

County of Harris, Unlimited Tax Series 2015A, GO, 5.00%, 10/1/2026	350	394

County of Hays, Unlimited Tax GO, 5.00%, 2/15/2031	45	54

County of Hidalgo Series 2018B, GO, 5.00%, 8/15/2028	25	30

County of Lubbock GO, 5.00%, 2/15/2023	45	47

County of Parker, Unlimited Tax GO, 5.00%, 2/15/2023	20	21

County of Williamson, Limited Tax GO, 5.00%, 2/15/2027	50	59

Cypress-Fairbanks Independent School District, Unlimited Tax

GO, PSF-GTD, 5.00%, 2/15/2026	55	63

Series 2019A, GO, PSF-GTD, 5.00%, 2/15/2031	25	30

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Dallas Area Rapid Transit, Sales Tax, Senior Lien

Series 2016A, Rev., 5.00%, 12/1/2025 (b)	9,905	11,233

Rev., 5.00%, 12/1/2029	50	62

Series 2020A, Rev., 5.00%, 12/1/2030	45	56

Rev., 5.00%, 12/1/2031	45	56

Dallas Fort Worth International Airport Series F, Rev., 5.00%, 11/1/2024	5,000	5,309

Dallas Independent School District, Unlimited Tax GO, 5.00%, 2/15/2031	30	36

Danbury Higher Education Authority, Inc., Golden Rule Schools, Inc. Rev., PSF-GTD, 4.00%, 2/15/2028	250	276

Forney Independent School District, Unlimited Tax GO, PSF-GTD, Zero Coupon, 8/16/2026	15	14

Fort Bend County Municipal Utility District No. 25, Unlimited Tax

GO, 4.00%, 10/1/2022	100	102

GO, 4.00%, 10/1/2023	150	156

GO, 4.00%, 10/1/2024	375	398

Fort Bend Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2029	35	41

Frisco Independent School District, Unlimited Tax School Building GO, PSF-GTD, Zero Coupon, 8/15/2037	330	226

Garland Independent School District, Unlimited Tax, School Building Series 2015 A, GO, PSF-GTD, 5.00%, 2/15/2026	10	11

Georgetown Independent School District, Unlimited Tax Series 2019-D, GO, 4.00%, 8/15/2033	30	34

Goose Creek Consolidated Independent School District, Unlimited Tax Series 2019A, GO, PSF-GTD, 5.00%, 2/15/2027	30	35

Grand Parkway Transportation Corp., System Toll Series 2018A, Rev., 5.00%, 10/1/2034	45	53

Grapevine-Colleyville Independent School District, Unlimited Tax, School Building GO, PSF-GTD, 5.00%, 8/15/2027	1,000	1,123

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System Series 2014A, Rev., 5.00%, 12/1/2028	185	202

Harris County Toll Road Authority (The), Senior Lien

Series 2018A, Rev., 5.00%, 8/15/2023	35	37

Series 2018A, Rev., 5.00%, 8/15/2024	30	33

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

Harris County-Houston Sports Authority, Taxable Senior Lien Series A, Rev., AGM, 5.00%, 11/15/2024	30	33

Haskell Consolidated Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2029	10	11

Houston Community College System, Combined Fee

Rev., 5.00%, 4/15/2023	25	26

Rev., 4.00%, 4/15/2031	25	27

Houston Community College System, Maintenance Tax GO, 5.00%, 2/15/2026	100	114

Houston Higher Education Finance Corp., Houston Baptist University Rev., 3.38%, 10/1/2037	250	250

Houston Independent School District, Maintenance Tax Notes GO, 5.00%, 7/15/2031	9,700	11,678

Hurst-Euless-Bedford Independent School District, Unlimited Tax Series 2017A, GO, 5.00%, 8/15/2024	80	87

Irving Independent School District, Unlimited Tax Series 2015A, GO, PSF-GTD, 5.00%, 2/15/2023	50	52

Killeen Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2035	25	30

La Porte Independent School District, Unlimited Tax GO, 4.00%, 2/15/2030	20	21

Lake Travis Independent School District, School Building Series 2018A, GO, PSF-GTD, 5.00%, 2/15/2029	35	41

Lancaster Independent School District, Unlimited Tax Series 2015-C, GO, 5.00%, 2/15/2033	45	49

Lewisville Independent School District, Unlimited Tax

GO, 5.00%, 8/15/2023	20	21

Series 2016A, GO, PSF-GTD, 5.00%, 8/15/2024	10	11

Series 2016A, GO, PSF-GTD, 4.00%, 8/15/2026	505	551

GO, PSF-GTD, 5.00%, 8/15/2026	35	40

Longview Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2025	80	88

Lufkin Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2025	40	45

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	91

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Matagorda County Navigation District No. 1, Pollution Control, Central Power and Light Co. Project Series 2001A, Rev., 2.60%, 11/1/2029	4,625	4,673

Metropolitan Transit Authority of Harris County, Sales and Use Tax, Contractual Obligations Rev., 5.00%, 11/1/2023	25	27

New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Centre

Rev., 4.00%, 8/15/2027 (d)	515	545

Rev., 4.00%, 8/15/2028 (d)	540	573

Rev., 4.00%, 8/15/2029 (d)	450	479

Rev., 4.00%, 8/15/2030 (d)	465	495

Rev., 4.00%, 8/15/2036 (d)	2,000	2,117

New Hope Cultural Education Facilities Finance Corp., Morningside Ministries Project

Rev., 4.00%, 1/1/2032 (f)	420	421

Rev., 4.00%, 1/1/2037 (f)	525	520

New Hope Cultural Education Facilities Finance Corp., Westminster Project Rev., 4.00%, 11/1/2055	600	626

North Texas Municipal Water District Water System

Rev., 5.00%, 9/1/2027	2,900	3,354

Rev., 5.00%, 9/1/2035	20	22

North Texas Municipal Water District, Upper East Fork Wastewater Interceptor System Rev., 5.00%, 6/1/2027	15	18

North Texas Municipal Water District, Wastewater System

Rev., 5.00%, 6/1/2027	15	18

North Texas Tollway Authority, First Tier Series 2017A, Rev., 5.00%, 1/1/2030	1,140	1,280

North Texas Tollway Authority, Second Tier

Series 2017B, Rev., 5.00%, 1/1/2026	550	568

Series 2017B, Rev., 5.00%, 1/1/2027	950	1,072

Series 2017B, Rev., 5.00%, 1/1/2030	1,100	1,233

Pearland Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2024	25	27

Permanent University Fund — Texas A&M University System Series 2009A, Rev., 5.25%, 7/1/2028	2,015	2,265

Pharr San Juan Alamo Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/1/2024	75	80

Port Authority of Houston of Harris County Texas Series 2015A, GO, 5.00%, 10/1/2023	25	27

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

San Antonio Education Facilities Corp., Hallmark University Project

Series 2021A, Rev., 5.00%, 10/1/2031	260	274

Series 2021A, Rev., 5.00%, 10/1/2041	200	207

San Antonio Education Facilities Corp., University of the Incarnate Word Project

Series 2021A, Rev., 4.00%, 4/1/2038	850	919

Series 2021A, Rev., 4.00%, 4/1/2039	1,000	1,079

Series 2021A, Rev., 4.00%, 4/1/2040	1,000	1,076

Series 2021A, Rev., 4.00%, 4/1/2041	900	966

San Antonio Water System, Junior Lien Series C, Rev., 5.00%, 5/15/2031	1,125	1,299

San Jacinto Community College District, Limited Tax

Series 2019A, GO, 5.00%, 2/15/2023	25	26

Series 2016A, GO, 5.00%, 2/15/2024	75	81

Series 2016B, GO, 5.00%, 2/15/2024	20	21

South Texas College, Limited Tax GO, 5.00%, 8/15/2023	40	42

Southwest Houston Redevelopment Authority, Tax Increment

Rev., AGM, 5.00%, 9/1/2027	40	46

Rev., AGM, 5.00%, 9/1/2028	190	220

Rev., AGM, 5.00%, 9/1/2030	175	208

Rev., AGM, 4.00%, 9/1/2031	225	249

Rev., AGM, 4.00%, 9/1/2032	250	276

Rev., AGM, 4.00%, 9/1/2033	225	247

Rev., AGM, 4.00%, 9/1/2034	225	247

Rev., AGM, 4.00%, 9/1/2035	225	247

Rev., AGM, 4.00%, 9/1/2036	350	384

Rev., AGM, 4.00%, 9/1/2037	390	427

State of Texas, Transportation Commission Mobility Fund Series 2017B, GO, 5.00%, 10/1/2030	11,185	13,237

Tarrant County Cultural Education Facilities Finance Corp., Christus Health

Series 2018A, Rev., 5.00%, 7/1/2025	150	167

Series 2018A, Rev., 5.00%, 7/1/2028	40	48

Series 2018B, Rev., 5.00%, 7/1/2033	100	120

Tarrant County Cultural Education Facilities Finance Corp., Health Resources System Rev., 5.00%, 2/15/2026	50	57

Tarrant County Cultural Education Facilities Finance Corp., Hospital, Cook Children’s Medical Center

Rev., 5.00%, 12/1/2027	50	59

Rev., 5.00%, 12/1/2029	25	31

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility, MRC Stevenson Oaks Project

Series 2020A, Rev., 6.25%, 11/15/2031	500	567

Series 2020A, Rev., 6.63%, 11/15/2041	2,545	2,883

Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility, MRC Stevenson Oaks Project, Tax Exempt

Series 2020B-2, Rev., 3.00%, 11/15/2026	1,665	1,667

Series 2020B-1, Rev., 4.00%, 11/15/2027	18,900	19,006

Tarrant Regional, Water Control and Improvement District, Water System Rev., 4.00%, 3/1/2031	25	28

Texas A&M University, Financing System Series E, Rev., 5.00%, 5/15/2026	2,840	3,257

Texas Municipal Gas Acquisition and Supply Corp., I Gas Supply Senior Lien Series D, Rev., 6.25%, 12/15/2026	3,460	3,892

Texas Water Development Board, State Revolving Fund Rev., 5.00%, 8/1/2038	45	55

Texas Water Development Board, Water Implementation Fund

Series 2019A, Rev., 5.00%, 4/15/2023	25	26

Series 2018B, Rev., 5.00%, 4/15/2030	7,000	8,530

Town of Addison GO, 4.00%, 2/15/2023	100	103

Trinity River Authority, Central Regional Wastewater System

Rev., 5.00%, 8/1/2028	25	30

Rev., 5.00%, 8/1/2029	20	24

University of Houston Series 2017A, Rev., 5.00%, 2/15/2037	30	34

University of North Texas System Series 2015A, Rev., 5.00%, 4/15/2040	50	55

Waxahachie Independent School District, Unlimited Tax GO, PSF-GTD, 4.00%, 8/15/2041	25	26

Weslaco Independent School District, Limited Maintenance Tax Notes GO, AGM, 5.00%, 2/15/2028	25	29

West Harris County Regional Water Authority

Rev., 5.00%, 12/15/2032	910	1,122

Rev., 5.00%, 12/15/2035	1,160	1,427

Rev., 5.00%, 12/15/2036	1,325	1,628

Total Texas		209,314

Utah — 0.7%

City of Orem

GO, 5.00%, 12/1/2026	155	180

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utah — continued

GO, 5.00%, 12/1/2027	520	619

GO, 5.00%, 12/1/2028	565	686

City of Park City, Sales Tax Rev., 5.00%, 6/15/2026	2,165	2,482

City of Provo GO, 5.00%, 2/1/2027	1,230	1,438

City of Salt Lake, International Airport

Series 2018A, Rev., AMT, 5.00%, 7/1/2027	140	160

Series 2018A, Rev., AMT, 5.00%, 7/1/2031	120	140

Series 2018B, Rev., 5.00%, 7/1/2048	25	29

City of Salt Lake, Public Utilities Rev., 5.00%, 2/1/2032	10	11

County of Davis, Sales Tax Series 2019B, Rev., 5.00%, 4/1/2026	30	34

County of Utah, IHC Health Services, Inc.

Series 2018A, Rev., 5.00%, 5/15/2032	25	30

Series 2018A, Rev., 5.00%, 5/15/2034	70	83

Series 2018A, Rev., 5.00%, 5/15/2038	30	36

County of Utah, Transportation Sales Tax Rev., 5.00%, 12/1/2023	35	37

Davis School District, School District Bond Guaranty Program Series 2019A, GO, 5.00%, 6/1/2031	35	43

Jordan School District, School Building GO, 5.00%, 6/15/2026	950	1,063

Local Building Authority of Alpine School District Rev., 5.00%, 3/15/2025	75	83

Mida Golf and Equestrian Center Public Infrastructure District, Limited Tax GO, 4.25%, 6/1/2041 (d)	1,105	1,027

Mida Mountain Village Public Infrastructure District, Mountain Village Assessment Area #2

Rev., 4.00%, 8/1/2024 (d)	1,120	1,155

Rev., 4.00%, 8/1/2026 (d)	1,290	1,345

Rev., 4.00%, 8/1/2028 (d)	1,230	1,285

Rev., 4.00%, 8/1/2031 (d)	1,000	1,031

Military Installation Development Authority, Tax Allocation Series 2021A-2, Rev., 4.00%, 6/1/2036	1,150	1,108

Military Installation Development Authority, Tax Allocation and Hotel Tax

Series 2021A-1, Rev., 4.00%, 6/1/2036	650	632

Series 2021A-1, Rev., 4.00%, 6/1/2041	525	500

State of Utah GO, 5.00%, 7/1/2029	4,925	5,803

University of Utah (The)

Series 2013A, Rev., 5.00%, 8/1/2023	25	26

Series 2015B, Rev., 5.00%, 8/1/2023	40	42

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	93

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utah — continued

Series 2014A-1, Rev., 5.00%, 8/1/2024	15	16

Series 2017A, Rev., 5.00%, 8/1/2032	40	47

Series 2019A, Rev., 5.00%, 8/1/2032	70	87

Utah Charter School Finance Authority, Beehive Science and Technology Academy Project Series 2021A, Rev., 4.00%, 10/15/2031 (d)	1,250	1,288

Utah Infrastructure Agency, Tax-Exempt Telecommunications

Series 2018A, Rev., 5.00%, 10/15/2023	620	655

Series 2018A, Rev., 5.00%, 10/15/2025	1,450	1,589

Series 2018A, Rev., 5.00%, 10/15/2028	1,000	1,150

Series 2018A, Rev., 5.25%, 10/15/2033	965	1,107

Utah Transit Authority, Sales Tax Series 2008A, Rev., 5.25%, 6/15/2022	25	25

Utah Transit Authority, Subordinate Sales Tax Rev., 4.00%, 12/15/2031	40	44

Utah Water Finance Agency, Loan Financing Program

Series 2019A, Rev., 5.00%, 3/1/2028	50	60

Series B, Rev., 5.00%, 3/1/2031	1,685	2,042

Series B, Rev., 5.00%, 3/1/2032	800	967

Series B, Rev., 5.00%, 3/1/2033	660	797

Series 2017C, Rev., 5.00%, 3/1/2034	350	403

West Jordan Municipal Building Authority Rev., 5.00%, 10/1/2023	5	5

West Valley City Municipal Building Authority Rev., AGM, 5.00%, 2/1/2039	30	34

Total Utah		31,424

Vermont — 0.0% (e)

City of Burlington, Public Improvement Series 2019A, GO, 4.00%, 11/1/2034	125	143

University of Vermont and State Agricultural College Rev., 5.00%, 10/1/2024	25	27

Vermont Educational and Health Buildings Financing Agency, Middlebury College Project Series A, Rev., 5.00%, 11/1/2023	20	21

Vermont Municipal Bond Bank Series 2017-4, Rev., 5.00%, 12/1/2027	25	30

Total Vermont		221

Virginia — 2.5%

City of Alexandria Series 2017C, GO, 5.00%, 7/1/2026	4,065	4,695

City of Hampton, Public Improvement Series 2018A, GO, 5.00%, 9/1/2027	10	12

City of Newport News Rev., 5.00%, 7/15/2024	10	11

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Virginia — continued

City of Portsmouth, Tax Exempt Series 2017A, GO, 5.00%, 7/15/2029	5,215	6,151

City of Richmond, Public Improvement

Series 2017D, GO, 5.00%, 3/1/2025	35	39

Series 2017D, GO, 5.00%, 3/1/2029	7,750	9,511

County of Arlington, Public Improvement GO, 5.00%, 8/15/2029	7,455	8,849

County of Chesterfield, Public Improvement Series 2018A, GO, 5.00%, 1/1/2027	30	35

County of Fairfax, Sewer Series 2016A, Rev., 4.00%, 7/15/2038	50	54

County of Henrico, Public Improvement GO, 5.00%, 7/15/2025	25	28

Culpeper County Economic Development Authority, Capital Projects Rev., 5.00%, 6/1/2022	75	76

Fairfax County Water Authority Subseries B, Rev., 5.25%, 4/1/2025	3,500	3,921

Hampton Roads Transportation Accountability Commission, Transportation Fund, Senior Lien Series 2018A, Rev., 5.00%, 7/1/2027	45	53

Lynchburg Economic Development Authority, Central Health, Inc.

Rev., 5.00%, 1/1/2032	1,125	1,414

Rev., 5.00%, 1/1/2033	2,745	3,458

Rev., 5.00%, 1/1/2035	2,545	3,198

Rev., 5.00%, 1/1/2036	875	1,099

Rev., 4.00%, 1/1/2038	550	618

Northern Virginia Transportation Authority, Special Tax

Rev., 5.00%, 6/1/2024	400	434

Rev., 5.00%, 6/1/2033	2,035	2,198

Rev., 5.00%, 6/1/2034	2,285	2,468

Powhatan County Economic Development Authority Rev., 5.00%, 10/15/2025	25	28

Virginia Beach Development Authority, Public Facility

Series 2015A, Rev., 5.00%, 3/1/2025	1,925	2,131

Series B, Rev., 5.00%, 7/15/2025	2,635	2,948

Virginia College Building Authority, Education Facilities, Regent University Project

Rev., 5.00%, 6/1/2029	350	405

Rev., 5.00%, 6/1/2030	220	257

Rev., 5.00%, 6/1/2031	265	313

Virginia College Building Authority, Educational Facilities, 21st Century College and Equipment Programs Series 2017E, Rev., 5.00%, 2/1/2028	20	24

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Virginia — continued

Virginia College Building Authority, Educational Facilities, Public Higher Education Financing Program Series B, Rev., 5.00%, 9/1/2024	250	273

Virginia College Building Authority, Educational Facilities, Washington and Lee University Project

Rev., NATL-RE, 5.25%, 1/1/2026	4,135	4,492

Rev., NATL-RE, 5.25%, 1/1/2031	30	37

Virginia Commonwealth Transportation Board, Capital Projects

Rev., 5.00%, 5/15/2023	25	26

Series 2017A, Rev., 5.00%, 5/15/2027	5,500	6,456

Series 2017A, Rev., 5.00%, 5/15/2028	2,750	3,287

Series 2017A, Rev., 5.00%, 5/15/2030	10,000	11,874

Series 2017A, Rev., 5.00%, 5/15/2032	35	41

Virginia Commonwealth Transportation Board, Federal Transportation

Series 2012A, Rev., GAN, 4.50%, 3/15/2022	65	64

Series 2013A, Rev., GAN, 5.00%, 3/15/2023 (b)	30	31

Series 2013-A, Rev., GAN, 5.00%, 3/15/2023	20	21

Rev., GAN, 5.00%, 3/15/2024	20	22

Rev., GAN, 5.00%, 9/15/2024	15	16

Rev., GAN, 5.00%, 9/15/2025	45	51

Rev., GAN, 5.00%, 3/15/2026	20	23

Virginia Public School Authority, School Financing 1997 Resolution Series 2015A, Rev., 5.00%, 8/1/2028	30	34

Virginia Resources Authority, Clean Water State Revolving Fund Rev., 5.50%, 10/1/2022	7,390	7,597

Virginia Resources Authority, Infrastructure Moral Obligation, Pooled Financing Program Series 2019C, Rev., 5.00%, 11/1/2029	25	31

Virginia Resources Authority, Infrastructure Tax Exempt

Series A, Rev., 5.00%, 11/1/2022	40	41

Virginia Small Business Financing Authority, Senior Lien

Rev., AMT, 4.00%, 1/1/2029 (f)	775	836

Rev., AMT, 4.00%, 7/1/2029 (f)	1,000	1,082

Rev., AMT, 4.00%, 1/1/2030 (f)	3,250	3,524

Rev., AMT, 4.00%, 1/1/2031 (f)	5,250	5,717

Rev., AMT, 4.00%, 7/1/2031 (f)	2,500	2,730

Rev., AMT, 4.00%, 1/1/2032 (f)	2,000	2,188

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Virginia — continued

Virginia Small Business Financing Authority, The Obligated Group of National Senior Campuses, Inc.

Rev., 5.00%, 1/1/2028	1,200	1,409

Rev., 5.00%, 1/1/2029	1,400	1,656

Rev., 5.00%, 1/1/2030	1,650	1,947

Rev., 5.00%, 1/1/2031	1,500	1,766

Rev., 5.00%, 1/1/2032	1,500	1,763

Total Virginia		113,463

Washington — 4.7%

Benton County School District No. 17 Kennewick, Unlimited Tax GO, 5.00%, 12/1/2027	50	56

Central Puget Sound Regional Transit Authority, Sales and Motor Vehicle Excise Tax

Series 2016 S-1, Rev., 5.00%, 11/1/2027	25	29

Series 2016 S-1, Rev., 5.00%, 11/1/2028	40	46

Chelan County Public Utility District No. 1, Capital Appreciation Series 1997A, Rev., NATL-RE, Zero Coupon, 6/1/2022	21,835	21,804

Chelan County School District No. 228 Cascade, Unlimited Tax GO, 5.00%, 12/1/2027	90	103

City of Everett, Limited Tax GO, 5.00%, 12/1/2026	60	70

City of Everett, Water and Sewer Rev., 5.00%, 12/1/2027	25	29

City of Lynnwood, Utility System Rev., 5.00%, 12/1/2026	40	47

City of Seattle, Municipal Light and Power Improvement Series 2018A, Rev., 4.00%, 1/1/2048	2,000	2,203

City of Tacoma Rev., 5.00%, 12/1/2031	40	48

City of Tacoma, Electric System

Series 2013B, Rev., 5.00%, 1/1/2023	35	36

Rev., 5.00%, 1/1/2028	35	41

City of Wenatchee, Limited Tax GO, 4.00%, 12/1/2034	70	79

Clark County School District No. 114 Evergreen, Unlimited Tax GO, 5.00%, 12/1/2024	15	17

Clark County, Vancouver School District No. 37, Unlimited Tax GO, 5.00%, 12/1/2027	25	29

Clark Regional Wastewater District

Rev., 5.00%, 12/1/2030	200	246

Rev., 5.00%, 12/1/2032	125	153

Rev., 5.00%, 12/1/2033	105	129

Rev., 5.00%, 12/1/2034	180	220

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	95

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Washington — continued

Rev., 5.00%, 12/1/2035	160	195

Rev., 5.00%, 12/1/2037	310	378

County of Franklin, Limited Tax GO, AGM, 4.50%, 7/1/2022 (b)	20	20

County of King, Limited Tax Series 2017B, GO, 4.00%, 6/1/2036	200	222

County of King, Sewer

Series 2016A, Rev., 5.00%, 7/1/2026	2,295	2,602

Rev., 5.00%, 7/1/2031	30	35

County of Kitsap, Sewer Rev., 4.00%, 12/1/2032	25	29

County of Spokane, Limited Tax Series 2019A, GO, 5.00%, 12/1/2040	25	31

Energy Northwest, Bonneville Power Administrator Series 2016-A, Rev., 5.00%, 7/1/2027	20,020	22,976

Energy Northwest, Columbia Generating Station

Rev., 5.00%, 7/1/2031	30	33

Series 2018C, Rev., 5.00%, 7/1/2031	35	42

Series 2017-A, Rev., 5.00%, 7/1/2034	5,025	5,852

Series 2018A, Rev., 5.00%, 7/1/2034	25	30

Rev., 5.00%, 7/1/2035	75	91

Rev., 5.00%, 7/1/2036	40	49

FYI Properties, State of Washington District Project

Rev., 5.00%, 6/1/2030	35	42

Rev., 5.00%, 6/1/2031	5,650	6,757

Rev., 5.00%, 6/1/2032	235	281

Rev., 5.00%, 6/1/2033	5,345	6,378

Rev., 5.00%, 6/1/2034	5,990	7,142

Rev., 5.00%, 6/1/2035	7,200	8,555

Rev., 5.00%, 6/1/2036	4,915	5,819

Rev., 5.00%, 6/1/2037	7,395	8,751

King County Fire Protection District No. 2, Unlimited Tax GO, 4.00%, 12/1/2025	125	137

King County Rural Library District, Unlimited Tax GO, 4.00%, 12/1/2023	75	79

King County School District No. 403 Renton, Unlimited Tax GO, 4.00%, 12/1/2036	35	40

King County School District No. 405 Bellevue, Unlimited Tax GO, 5.00%, 12/1/2023	25	27

King County School District No. 411 Issaquah, Unlimited Tax GO, 5.00%, 12/1/2027	30	36

King County School District No. 412 Shoreline GO, 5.00%, 12/1/2025	60	64

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Washington — continued

King County School District No. 415 Kent, Unlimited Tax GO, 4.00%, 12/1/2037	40	46

Kitsap County School District No. 401 Central Kitsap, Unlimited Tax GO, 4.00%, 12/1/2031	45	51

Pierce County School District No. 10 Tacoma, Unlimited Tax GO, 5.00%, 12/1/2027	45	51

Pierce County School District No. 402 Franklin Pierce, Unlimited Tax GO, 5.00%, 12/1/2027	30	36

Port of Seattle, Intermediate Lien

Series B, Rev., 5.00%, 3/1/2032	4,000	4,329

Series 2015B, Rev., 5.00%, 3/1/2034	1,000	1,081

Port of Tacoma, Limited Tax

Series 2016A, GO, 5.00%, 12/1/2030	15	17

Series 2016A, GO, 5.00%, 12/1/2031	25	29

Shoreline Fire Department, Limited Tax GO, 5.00%, 12/1/2027	25	30

Spokane County School District No. 81, Unlimited Tax

GO, 5.00%, 12/1/2031	30	36

GO, 5.00%, 12/1/2034	25	31

State of Washington, Motor Vehicle Fuel Tax

Series 2018D, GO, 5.00%, 2/1/2025	75	83

Series R-2015H, GO, 5.00%, 7/1/2030	5,000	5,484

Series R-2016C, GO, 5.00%, 7/1/2030	30	34

State of Washington, State Agency Real Property Series 2018B, COP, 5.00%, 7/1/2041	40	47

State of Washington, State and Local Agency Personal Property Series 2013A, COP, 5.00%, 7/1/2023	25	26

State of Washington, State and Local Agency Real and Personal Property

Series 2017A, COP, 5.00%, 7/1/2029	35	41

COP, 5.00%, 7/1/2034	1,050	1,255

Series 2019A, COP, 5.00%, 1/1/2035	45	54

Series 2015C, COP, 4.00%, 1/1/2038	50	53

State of Washington, Various Purpose

Series R-2015A, GO, 4.00%, 7/1/2026	4,465	4,732

Series 2016C, GO, 5.00%, 2/1/2028	30	34

Series 2018C, GO, 5.00%, 2/1/2030	20	24

Series 2017A, GO, 5.00%, 8/1/2030	50	57

Series R-2018C, GO, 5.00%, 8/1/2033	70	82

Series C, GO, 5.00%, 2/1/2037	14,430	17,074

Series 2016A-1, GO, 5.00%, 8/1/2038	100	111

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Washington — continued

Series 2017D, GO, 5.00%, 2/1/2040	40	46

Series B, GO, 5.00%, 2/1/2040	20,965	22,940

Series 2018A, GO, 5.00%, 8/1/2040	10,000	11,621

Series 2020C, GO, 5.00%, 2/1/2041	75	91

Series 2018B, GO, 5.00%, 8/1/2042	4,050	4,702

Tacoma Metropolitan Park District, Unlimited Tax

GO, 5.00%, 12/1/2036	600	706

GO, 5.00%, 12/1/2037	1,750	2,057

Thurston and Pierce Counties Community Schools, Unlimited Tax

GO, 5.00%, 12/1/2027	30	36

GO, 4.00%, 12/1/2034	35	40

University of Washington

Series 2015C, Rev., 5.00%, 12/1/2023	25	27

Rev., 5.00%, 4/1/2029	1,860	2,172

Washington Health Care Facilities Authority, Commonspirit Health

Series 2019A-1, Rev., 5.00%, 8/1/2031	780	926

Series 2019A-2, Rev., 5.00%, 8/1/2031	1,000	1,187

Series 2019A-1, Rev., 5.00%, 8/1/2032	1,000	1,184

Series 2019A-2, Rev., 5.00%, 8/1/2032	1,000	1,184

Series 2019A-1, Rev., 5.00%, 8/1/2034	1,250	1,475

Series 2019A-2, Rev., 5.00%, 8/1/2034	1,000	1,180

Series 2019A-1, Rev., 5.00%, 8/1/2035	750	884

Series 2019A-2, Rev., 5.00%, 8/1/2035	1,000	1,179

Washington Health Care Facilities Authority, Multi-care Health System

Series 2017B, Rev., 5.00%, 8/15/2031	30	35

Series 2017B, Rev., 5.00%, 8/15/2034	35	42

Washington Health Care Facilities Authority, Providence St. Joseph Health Series 2018B, Rev., 5.00%, 10/1/2025	50	56

Washington Health Care Facilities Authority, Seattle Cancer Care Alliance

Rev., 5.00%, 12/1/2029 (d)	250	305

Rev., 5.00%, 12/1/2030 (d)	530	657

Rev., 5.00%, 12/1/2032 (d)	250	307

Rev., 5.00%, 9/1/2038	1,300	1,577

Rev., 5.00%, 9/1/2039	100	121

Washington Higher Education Facilities Authority, Seattle University Project

Rev., 3.50%, 5/1/2039	460	483

Rev., 3.63%, 5/1/2040	985	1,037

Rev., 4.00%, 5/1/2045	500	546

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Washington — continued

Washington State Housing Finance Commission, Rockwood Retirement Communities Project

Series 2020B-2, Rev., 3.00%, 7/1/2027 (d)	7,050	6,863

Series 2020B-1, Rev., 3.38%, 7/1/2028 (d)	7,200	7,053

Rev., 5.00%, 1/1/2032 (d)	1,920	2,023

Series 2020A, Rev., 5.00%, 1/1/2041 (d)	2,000	2,066

Washington State University

Series 2012B, Rev., 4.00%, 4/1/2022	25	25

Rev., 5.00%, 4/1/2030	40	44

Whitman County Reorganized School District No. 300, Colfax Unlimited Tax GO, 5.00%, 12/1/2032	40	47

Yakima and Benton Counties School District No. 116-200 Grandview, Unlimited Tax GO, 5.00%, 12/1/2032	25	29

Yakima County School District No. 208 West Valley GO, 4.00%, 12/1/2034	30	34

Total Washington		213,993

West Virginia — 0.1%

State of West Virginia

Series 2018A, GO, 5.00%, 6/1/2028	25	30

Series 2019A, GO, 5.00%, 12/1/2043	40	48

West Virginia Economic Development Authority, Solid Waste Disposal Facilities, Appalachian Power Co. Amos Project Series 2009-B, Rev., 2.63%, 6/1/2022 (c)	6,460	6,478

Total West Virginia		6,556

Wisconsin — 1.4%

City of Mequon, Water System Series 2017A, Rev., 4.00%, 5/1/2027	25	27

County of Milwaukee, Airport Series 2019A, Rev., 5.00%, 12/1/2026	175	201

DeForest Area School District GO, 4.00%, 4/1/2031	25	28

McFarland School District, School Improvement Series 2018A, GO, 4.00%, 4/1/2025	25	27

Milwaukee Area Technical College District, Promissory Notes Series 2018-19C, GO, 4.00%, 6/1/2023	40	41

Public Finance Authority, Acts Retirement Life Communities, Inc., Obligated Group

Series 2020A, Rev., 4.00%, 11/15/2037	300	334

Series 2020A, Rev., 5.00%, 11/15/2041	1,445	1,680

Public Finance Authority, Appalachian Regional Healthcare System Obligated Group

Series 2021A, Rev., 5.00%, 7/1/2035	300	367

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	97

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Wisconsin — continued

Series 2021A, Rev., 5.00%, 7/1/2036	350	428

Series 2021A, Rev., 5.00%, 7/1/2037	300	367

Series 2021A, Rev., 5.00%, 7/1/2038	375	457

Series 2021A, Rev., 5.00%, 7/1/2039	350	426

Public Finance Authority, Ascend Leadership Academy Project Series 2021A, Rev., 5.00%, 6/15/2041 (d)	1,035	1,042

Public Finance Authority, Blue Ridge Healthcare Facilities

Series 2020A, Rev., 5.00%, 1/1/2029	665	797

Series 2020A, Rev., 5.00%, 1/1/2030	540	658

Series 2020A, Rev., 5.00%, 1/1/2031	650	788

Series 2020A, Rev., 5.00%, 1/1/2032	680	821

Series 2020A, Rev., 5.00%, 1/1/2033	500	602

Series 2020A, Rev., 5.00%, 1/1/2034	500	601

Series 2020A, Rev., 5.00%, 1/1/2035	500	600

Series 2020A, Rev., 5.00%, 1/1/2036	500	598

Series 2020A, Rev., 5.00%, 1/1/2037	600	716

Series 2020A, Rev., 5.00%, 1/1/2038	735	875

Series 2020A, Rev., 5.00%, 1/1/2039	700	830

Series 2020A, Rev., 5.00%, 1/1/2040	500	592

Series 2020A, Rev., 4.00%, 1/1/2045	750	819

Public Finance Authority, Carson Valley Medical Center

Series 2021A, Rev., 3.00%, 12/1/2026	250	258

Series 2021A, Rev., 4.00%, 12/1/2031	350	396

Series 2021A, Rev., 4.00%, 12/1/2041	750	838

Public Finance Authority, ENO River Academy Project

Series 2020A, Rev., 4.00%, 6/15/2030 (d)	235	248

Series 2020A, Rev., 5.00%, 6/15/2040 (d)	405	443

Public Finance Authority, Entrance Fee Principal Redemption, Searstone CCRC Project Series 2021B2, Rev., 2.25%, 6/1/2027	1,755	1,706

Public Finance Authority, Piedmont Community Charter School

Rev., 5.00%, 6/15/2022	190	192

Rev., 5.00%, 6/15/2024	205	218

Rev., 5.00%, 6/15/2026	225	249

Rev., 5.00%, 6/15/2034	215	248

Rev., 5.00%, 6/15/2039	390	446

Public Finance Authority, Renown Regional Medical Center Project

Rev., 5.00%, 6/1/2031	1,050	1,282

Rev., 5.00%, 6/1/2032	1,650	2,011

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — continued

Public Finance Authority, Roseman University of Health Rev., 4.00%, 4/1/2032 (d)	360	381

Public Finance Authority, Roseman University of Health Sciences Project Rev., 4.00%, 4/1/2042 (d)	1,400	1,438

Public Finance Authority, The Carmelite System, Inc., Obligated Group Rev., 3.25%, 1/1/2028	835	886

Public Finance Authority, Triad Educational Services, Inc.

Series 2021A, Rev., 4.00%, 6/15/2025	355	376

Series 2021A, Rev., 4.00%, 6/15/2027	385	415

Series 2021A, Rev., 4.00%, 6/15/2029	415	450

Series 2021A, Rev., 4.00%, 6/15/2031	450	490

Series 2021A, Rev., 4.00%, 6/15/2041	1,000	1,070

Public Finance Authority, Vitcus Group Project

Series 2022A, Rev., 4.00%, 12/1/2031 (d) (f)	540	542

Series 2022A, Rev., 4.00%, 12/1/2041 (d) (f)	2,320	2,267

Public Finance Authority, Wakemed Hospital Series 2019A, Rev., 5.00%, 10/1/2044	12,500	14,663

State of Wisconsin

Series 2017-1, GO, 5.00%, 11/1/2023	30	32

Series 3, GO, 5.00%, 11/1/2030	4,190	4,901

Series 2017-3, GO, 5.00%, 11/1/2032	20	23

State of Wisconsin, Annual Appropriation Federally Tax-Exempt

Series 2019A, Rev., 5.00%, 5/1/2028	7,200	8,436

Series 2017B, Rev., 5.00%, 5/1/2035	25	28

Wisconsin Department of Transportation

Series 1, Rev., 5.00%, 7/1/2022	40	41

Series 1, Rev., 5.00%, 7/1/2022 (b)	20	20

Series 2015-1, Rev., 5.00%, 7/1/2023	35	37

Series 2017-1, Rev., 5.00%, 7/1/2023	35	37

Series 2015-1, Rev., 5.00%, 7/1/2026	25	28

Series 2017-2, Rev., 5.00%, 7/1/2030	30	35

Wisconsin Health and Educational Facilities Authority, Agnesian Healthcare, Inc. Rev., 5.00%, 7/1/2027	95	111

Wisconsin Health and Educational Facilities Authority, Aspirus, Inc., Obligated Group Rev., 5.00%, 8/15/2027	25	26

Wisconsin Health and Educational Facilities Authority, Hope Christian Schools

Rev., 3.00%, 12/1/2031	615	592

Rev., 4.00%, 12/1/2041	690	701

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Wisconsin — continued

Wisconsin Health and Educational Facilities Authority, Oakwood Lutheran Senior Ministries

Rev., 4.00%, 1/1/2026	175	184

Rev., 4.00%, 1/1/2027	180	190

Rev., 4.00%, 1/1/2028	375	394

Rev., 4.00%, 1/1/2029	385	406

Rev., 4.00%, 1/1/2030	405	425

Rev., 4.00%, 1/1/2037	1,125	1,158

Wisconsin Health and Educational Facilities Authority, Three Pillars Senior Living Communities

Rev., 4.00%, 8/15/2041	825	900

Total Wisconsin		64,940

Wyoming — 0.6%

Casper Community College District Rev., 4.00%, 4/15/2035	440	500

County of Campbell, Solid Waste Facilities, Basin Electric Power Co-operative, Dry Fork Station Facilities Series 2019A, Rev., 3.63%, 7/15/2039	23,570	24,471

Total Wyoming		24,971

Total Municipal Bonds (Cost $4,250,234)		4,395,898

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.04% (g) (h) (Cost $81,474)	81,460	81,485

Total Investments — 99.2% (Cost $4,331,708)		4,477,383
Other Assets Less Liabilities — 0.8%		37,505

NET ASSETS — 100.0%		4,514,888

Percentages indicated are based on net assets.

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COP	Certificate of Participation
CR	Custodial Receipts
FGIC	Insured by Financial Guaranty Insurance Co.
GAN	Grant Anticipation Note
GO	General Obligation
GTD	Guaranteed
IBC	Insured Bond Certificates
ICC	Insured Custody Certificates
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
Rev.	Revenue

SCSDE	South Carolina School District Enhancement
CCRC	Congregate Care Retirement Center

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Security is prerefunded or escrowed to maturity.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Amount rounds to less than 0.1% of net assets.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 28, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	99

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

Futures contracts outstanding as of February 28, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 10 Year Ultra Note	(1,189)	06/2022	USD	(168,169)	(1,628)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 98.0% (a)

New York — 98.0%

Education — 6.4%

Erie County Industrial Development Agency (The), City School District of the City of Buffalo Project

Rev., 5.00%, 5/1/2023	1,710	1,790

Series A, Rev., 5.00%, 5/1/2023	2,000	2,013

New York City Educational Construction Fund Series 2021A, Rev., 5.00%, 4/1/2029	1,500	1,823

New York State Dormitory Authority, Court Facilities Lease Series A, Rev., AMBAC, 5.50%, 5/15/2026	5,000	5,813

New York State Dormitory Authority, New York University

Series 1, Rev., AMBAC, 5.50%, 7/1/2022	1,000	1,016

Series 1, Rev., AMBAC, 5.50%, 7/1/2023	2,900	3,075

Series 1, Rev., AMBAC, 5.50%, 7/1/2024	1,570	1,721

Series 1, Rev., AMBAC, 5.50%, 7/1/2025	2,280	2,588

New York State Dormitory Authority, Rochester Institute of Technology Series 2019A, Rev., 5.00%, 7/1/2036	900	1,084

New York State Dormitory Authority, School Districts Financing Program

Series 2009A, Rev., AGC, 5.00%, 10/1/2024	30	30

Series 2018A, Rev., 5.00%, 10/1/2027	2,000	2,311

Syracuse Industrial Development Agency, School District Project Series 2019A, Rev., 5.00%, 5/1/2025	500	557

		23,821

General Obligation — 16.2%

City of Buffalo, General Improvement Series 2016B, GO, 5.00%, 11/15/2022	1,000	1,030

City of New York Series E-1, GO, 5.25%, 3/1/2035	1,300	1,559

City of New York, Fiscal Year 2012 Series 2012A-1, GO, 5.00%, 8/1/2028	7,600	7,627

City of New York, Fiscal Year 2014

Series 2014E, GO, 5.00%, 8/1/2024	1,250	1,318

Subseries D-1, GO, 5.00%, 8/1/2028	2,000	2,109

City of New York, Fiscal Year 2018

Series C, GO, 5.00%, 8/1/2024	1,000	1,089

Series F, Subseries F-1, GO, 5.00%, 4/1/2034	2,500	2,956

City of New York, Fiscal Year 2019 Series 2019E, GO, 5.00%, 8/1/2027	1,750	2,060

City of Syracuse, Public Improvement Series 2019A, GO, 4.00%, 5/15/2024	1,000	1,059

City of White Plains, Public Improvement

GO, 4.00%, 9/15/2028	705	784

GO, 4.00%, 9/15/2029	1,100	1,219

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

City of Yonkers Series 2021A, GO, 4.00%, 2/15/2024	250	262

County of Monroe

GO, 5.00%, 6/1/2022	1,080	1,092

GO, 5.00%, 6/1/2025	1,330	1,475

County of Nassau, General Improvement

Series C, GO, 5.00%, 10/1/2022	2,205	2,257

Series B, GO, 5.00%, 10/1/2024	1,580	1,725

Series 2016A, GO, 5.00%, 1/1/2025	1,000	1,099

Series 2016B, GO, 5.00%, 10/1/2025	1,000	1,122

Series 2019B, GO, 5.00%, 4/1/2026	1,270	1,443

County of Onondaga GO, 4.00%, 4/15/2029	2,760	2,969

County of Westchester

Series 2018A, GO, 5.00%, 12/1/2022	1,350	1,393

Series 2019D, GO, 5.00%, 12/15/2023	2,930	3,133

Series 2019D, GO, 4.00%, 12/15/2030	1,635	1,851

Greece Central School District

Series B, GO, 5.00%, 12/15/2022	765	790

Series 2012B, GO, 5.00%, 12/15/2023	500	515

Haverstraw-Stony Point Central School District GO, 3.00%, 10/15/2026	1,105	1,180

Middle Country Central School District at Centereach GO, 2.00%, 8/15/2022	1,000	1,006

New Rochelle City School District Series 2021A, GO, 4.00%, 6/15/2030	1,340	1,564

North Babylon Union Free School District GO, 4.00%, 7/1/2030	1,000	1,160

Orchard Park Central School District GO, 4.00%, 4/1/2029	1,685	1,849

State of New York, Tax-Exempt Series 2018A, GO, 5.00%, 2/15/2025	1,515	1,679

Syosset Central School District GO, 2.00%, 12/15/2027	1,380	1,408

Town of Brookhaven GO, 5.00%, 5/1/2027	2,000	2,230

Town of Brookhaven, Public Improvement GO, 4.00%, 7/15/2028	2,675	3,033

Village of Mamaroneck, Public Improvement GO, 3.00%, 8/15/2030	1,540	1,606

		60,651

Hospital — 1.5%

New York State Dormitory Authority, Hospitals Center, Langone Hospitals Obligated Group Rev., 5.00%, 7/1/2026	3,360	3,640

New York State Dormitory Authority, Memorial Sloan Kettering Cancer Center Series 1, Rev., 5.00%, 7/1/2030	1,000	1,225

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	101

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center Rev., NATL-RE, 5.50%, 7/1/2023	690	716

		5,581

Housing — 0.1%

State of New York Mortgage Agency, Homeowner Mortgage Series 197, Rev., 3.50%, 10/1/2044	500	517

Industrial Development Revenue/Pollution Control Revenue — 1.1%

New York City Industrial Development Agency, New York Stock Exchange Project, Fiscal Year 2019

Series 2019A, Rev., 5.00%, 5/1/2023	1,310	1,367

Series 2019A, Rev., 5.00%, 5/1/2027	1,150	1,338

New York City Industrial Development Agency, Queens Baseball Stadium Project Rev., AGM, 4.00%, 1/1/2032	1,250	1,432

		4,137

Other Revenue — 27.3%

Battery Park City Authority Series 2019A, Rev., 5.00%, 11/1/2038	2,000	2,469

Hudson Yards Infrastructure Corp., Second Indenture

Series 2017A, Rev., 5.00%, 2/15/2029	3,500	4,086

Series 2017A, Rev., 5.00%, 2/15/2030	1,600	1,868

Series 2017A, Rev., 5.00%, 2/15/2032	2,320	2,701

Series 2017A, Rev., 5.00%, 2/15/2034	1,115	1,295

Series 2017A, Rev., 5.00%, 2/15/2035	4,000	4,633

Series 2017A, Rev., 5.00%, 2/15/2036	3,500	4,046

Metropolitan Transportation Authority, Dedicated Tax Fund

Series 2012A, Rev., Zero Coupon, 11/15/2030	4,000	3,304

Series 2017B-2, Rev., 5.25%, 11/15/2033	1,000	1,185

Nassau County Interim Finance Authority, Sales Tax

Series 2021A, Rev., 4.00%, 11/15/2033	1,000	1,180

Series 2021A, Rev., 4.00%, 11/15/2034	2,930	3,447

Series 2021A, Rev., 5.00%, 11/15/2035	935	1,184

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2015 Series S-1, Rev., 5.00%, 7/15/2028	3,000	3,303

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2018 Series S-4, Rev., 5.25%, 7/15/2035	4,000	4,866

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2019

Series 2019S-2A, Rev., 5.00%, 7/15/2026	1,900	2,188

Series S-2A, Rev., 5.00%, 7/15/2034	2,000	2,394

Series S-3A, Rev., 5.00%, 7/15/2034	4,000	4,789

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017 Series E, Subseries E-1, Rev., 5.00%, 2/1/2032	2,000	2,311

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019

Series A, Subseries A-1, Rev., 5.00%, 8/1/2034	1,500	1,783

Series A, Subseries A-1, Rev., 5.00%, 8/1/2035	1,000	1,187

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2021

Rev., 5.00%, 5/1/2033	1,745	2,169

Series E, Subseries E-1, Rev., 5.00%, 2/1/2036	1,000	1,238

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2017 Series E, Subseries E-1, Rev., 5.00%, 2/1/2034	2,260	2,605

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2021

Series 2021A, Rev., 5.00%, 11/1/2029	2,000	2,469

Series 2021G1, Rev., 5.00%, 11/1/2038	1,250	1,548

New York Convention Center Development Corp., Hotel Unit Fee Secured Rev., 5.00%, 11/15/2030	2,000	2,239

New York Convention Center Development Corp., Subordinate Lien, Hotel Unit Fee Secured

Series B, Rev., Zero Coupon, 11/15/2031	2,090	1,584

Series B, Rev., Zero Coupon, 11/15/2033	2,000	1,413

New York State Dormitory Authority, State Sales Tax

Series 2014A, Rev., 5.00%, 3/15/2029	2,500	2,681

Series 2016A, Rev., 5.00%, 3/15/2031	2,000	2,293

Series A, Rev., 5.00%, 3/15/2031	3,100	3,322

Series 2014A, Rev., 5.00%, 3/15/2032	2,000	2,144

Series B, Rev., 5.00%, 3/15/2032	2,500	2,805

Series 2018E, Rev., 5.00%, 3/15/2033	2,000	2,396

Series B, Rev., 5.00%, 3/15/2033	2,500	2,804

Series 2017A, Rev., 5.00%, 3/15/2034	2,000	2,315

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — continued

New York State Urban Development Corp., State Sales Tax Series 2019A, Rev., 5.00%, 3/15/2036	4,500	5,467

Trust for Cultural Resources of City of New York (The), Carnegie Hall Rev., 5.00%, 12/1/2031	275	337

United Nations Development Corp., Senior Lien Series 2019A, Rev., 5.00%, 7/1/2022	1,095	1,111

Westchester Tobacco Asset Securitization Corp., Tobacco Settlement

Series B, Rev., 5.00%, 6/1/2033	1,775	2,024

Series B, Rev., 5.00%, 6/1/2034	2,000	2,279

		101,462

Prerefunded — 2.2%

Sales Tax Asset Receivable Corp., Fiscal Year 2015 Series 2015A, Rev., 5.00%, 10/15/2024 (b)	7,500	8,229

Special Tax — 8.8%

New York State Dormitory Authority, State Personal Income Tax Series 2015B, Rev., 5.00%, 2/15/2025 (b)	330	365

New York State Dormitory Authority, State Personal Income Tax, General Purpose

Series 2019A, Rev., 5.00%, 3/15/2033	1,500	1,827

Series 2019A, Rev., 5.00%, 3/15/2035	1,500	1,823

Series 2019A, Rev., 5.00%, 3/15/2036	1,825	2,215

New York State Thruway Authority, State Personal Income Tax, Transportation

Series 2013A, Rev., 5.00%, 3/15/2023	2,400	2,502

Series 2021A-1, Rev., 5.00%, 3/15/2034	2,000	2,493

Series 2021A-1, Rev., 5.00%, 3/15/2035	2,500	3,109

New York State Urban Development Corp., State Personal Income Tax, General Purpose

Series A, Rev., 5.00%, 3/15/2027	1,500	1,608

Series A, Rev., 5.00%, 3/15/2031	3,000	3,216

Series 2015A, Rev., 5.00%, 3/15/2032	2,500	2,796

Series 2019A, Rev., 5.00%, 3/15/2033	2,575	3,086

New York State Urban Development Corp., State Personal Income Tax, State Facilities and Equipment

Series A-2, Rev., NATL-RE, 5.50%, 3/15/2023	2,000	2,096

Series A-2, Rev., NATL-RE, 5.50%, 3/15/2025	5,000	5,617

		32,753

Transportation — 19.5%

Metropolitan Transportation Authority

Series 2015C, Rev., 5.25%, 11/15/2030	1,500	1,674

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — continued

Series 2016A-1, Rev., 5.00%, 11/15/2031	2,500	2,771

Series B, Rev., 5.00%, 11/15/2031	2,000	2,183

Subseries D-1, Rev., 5.00%, 11/15/2031	2,000	2,207

Series A-1, Rev., 5.00%, 11/15/2032	2,000	2,217

Series A-1, Rev., 4.00%, 11/15/2033	2,000	2,117

Metropolitan Transportation Authority, Dedicated Tax Fund Series 2016A, Rev., 5.25%, 11/15/2034	1,020	1,183

New York State Thruway Authority

Series K, Rev., 5.00%, 1/1/2028	1,000	1,099

Series K, Rev., 5.00%, 1/1/2030	2,500	2,738

Series L, Rev., 5.00%, 1/1/2032	2,250	2,617

Series N, Rev., 5.00%, 1/1/2033	2,225	2,689

New York State Thruway Authority, Junior Lien Series 2016A, Rev., 5.00%, 1/1/2035	1,000	1,126

New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project

Rev., AMT, 5.00%, 1/1/2025	2,075	2,256

Rev., AMT, 5.00%, 1/1/2026	2,000	2,223

Rev., AMT, 5.00%, 1/1/2027	2,000	2,267

Port Authority of New York and New Jersey, Consolidated

Series 172, Rev., 5.00%, 10/1/2022	1,500	1,505

Series 186, Rev., AMT, 5.00%, 10/15/2027	2,000	2,165

Series 185, Rev., AMT, 5.00%, 9/1/2028	1,000	1,078

Series 184, Rev., 5.00%, 9/1/2030	2,020	2,199

Series 185, Rev., AMT, 5.00%, 9/1/2030	2,000	2,153

Series 207, Rev., AMT, 5.00%, 9/15/2031	2,335	2,746

Series 185, Rev., AMT, 5.00%, 9/1/2032	1,750	1,884

Series 207, Rev., AMT, 5.00%, 9/15/2032	3,000	3,521

Series 205, Rev., 5.00%, 11/15/2032	1,000	1,181

Rev., AMT, 5.00%, 9/1/2036	2,950	3,512

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels

Series 2017B, Rev., 5.00%, 11/15/2029	2,500	2,923

Series B, Rev., 5.00%, 11/15/2029	1,600	1,979

Series B, Rev., 5.00%, 11/15/2030	5,355	6,560

Series 2016A, Rev., 5.00%, 11/15/2031	1,000	1,138

Series B, Rev., 5.00%, 11/15/2031	1,100	1,283

Series 2013A, Rev., Zero Coupon, 11/15/2032	3,000	2,269

Series B, Rev., 5.00%, 11/15/2033	1,500	1,749

Series C, Rev., 5.00%, 11/15/2035	1,375	1,662

		72,874

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	103

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — 8.2%

Long Island Power Authority, Electric System

Series 2012B, Rev., 5.00%, 9/1/2024	2,735	2,793

Series 2019A, Rev., 5.00%, 9/1/2027	3,500	4,136

Series 2020A, Rev., 5.00%, 9/1/2032	1,410	1,757

Series 2021A, Rev., 4.00%, 9/1/2033	1,000	1,158

Rev., 5.00%, 9/1/2034	1,500	1,796

Rev., 5.00%, 9/1/2035	2,000	2,390

Rev., 5.00%, 9/1/2036	1,225	1,461

Utility Debt Securitization Authority

Rev., 5.00%, 12/15/2032	2,500	2,825

Series 2016A, Rev., 5.00%, 12/15/2033	3,000	3,417

Series 2016A, Rev., 5.00%, 12/15/2034	4,595	5,225

Series B, Rev., 5.00%, 12/15/2034	2,450	2,785

Utility Debt Securitization Authority, Federally Tax-Exempt Series TE, Rev., 5.00%, 12/15/2030	1,000	1,066

		30,809

Water & Sewer — 6.7%

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2012 Series EE, Rev., 5.00%, 6/15/2028	4,000	4,051

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2015

Series 2015EE, Rev., 5.00%, 6/15/2028	2,000	2,164

Series DD, Rev., 5.00%, 6/15/2029	2,000	2,164

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2020 Series EE, Rev., 5.00%, 6/15/2031	2,570	3,275

New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects — Second Resolution

Series A, Rev., 5.00%, 6/15/2027	1,500	1,626

Series A, Rev., 5.00%, 6/15/2031	2,150	2,461

Series A, Rev., 5.00%, 6/15/2032	2,000	2,289

Series 2015A, Rev., 5.00%, 6/15/2033	2,000	2,227

New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Pooled Financing Program Series 2005B, Rev., 5.50%, 10/15/2025 (b)	4,175	4,743

		25,000

Total New York		365,834

Total Municipal Bonds (Cost $355,765)		365,834

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.9%

Investment Companies — 0.9%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.04% (c) (d) (Cost $3,522)	3,521	3,522

Total Investments — 98.9% (Cost $359,287)		369,356
Other Assets Less Liabilities — 1.1%		4,126

NET ASSETS — 100.0%		373,482

Percentages indicated are based on net assets.

Abbreviations
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
GO	General Obligation
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
RE	Reinsured
Rev.	Revenue

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Security is prerefunded or escrowed to maturity.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of February 28, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

Futures contracts outstanding as of February 28, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 5 Year Note	(74)	06/2022	USD	(8,750)	(35)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	105

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 95.4% (a)

Alabama — 2.5%

Birmingham Airport Authority

Rev., 5.00%, 7/1/2027	250	291

Rev., 5.00%, 7/1/2028	350	416

Rev., 5.00%, 7/1/2029	375	455

Rev., 5.00%, 7/1/2030	250	308

Rev., 5.00%, 7/1/2031	175	215

Rev., 5.00%, 7/1/2032	150	184

Rev., 5.00%, 7/1/2033	325	399

Rev., 5.00%, 7/1/2034	375	460

Black Belt Energy Gas District, Gas Prepay Series 2018B-2, Rev., (SIFMA Municipal Swap Index Yield + 0.62%), 0.82%, 3/10/2022 (b)	7,500	7,509

Black Belt Energy Gas District, Gas Prepay Project No. 4 Series 2019A-1, Rev., 4.00%, 12/1/2025 (c)	10,160	10,921

Black Belt Energy Gas District, Gas Project No. 6 Series 2021B, Rev., 4.00%, 12/1/2026(c)	10,000	10,787

Montgomery County Public Building Authority, Facilities Project Rev., 5.00%, 3/1/2023	500	520

Selma Industrial Development Board, International Paper Co. Project Series 2019A, Rev., 2.00%, 10/1/2024 (c)	3,625	3,683

Southeast Alabama Gas Supply District (The), Project No. 1 Series 2018A, Rev., 5.00%, 4/1/2022	3,220	3,231

Total Alabama		39,379

Alaska — 1.5%

Alaska Municipal Bond Bank Authority

Series 1, Rev., 5.00%, 12/1/2027	1,945	2,299

Series 1, Rev., 5.00%, 12/1/2028	1,230	1,484

Series 1, Rev., 5.00%, 12/1/2029	1,275	1,563

Series 1, Rev., 5.00%, 12/1/2030	875	1,092

Borough of North Slope

Series 2021B, GO, 5.00%, 6/30/2022	1,410	1,430

Series 2021B, GO, 5.00%, 6/30/2023	3,230	3,397

Borough of North Slope, General Purpose

Series 2021A, GO, 5.00%, 6/30/2022	2,920	2,962

Series 2021A, GO, 5.00%, 6/30/2023	4,165	4,379

Series 2021C, GO, 4.00%, 6/30/2025	2,500	2,708

City of Anchorage, Electric Utilities, Senior Lien

Series 2014A, Rev., 5.00%, 12/1/2023 (d)	500	533

State of Alaska Series 2016A, GO, 5.00%, 8/1/2029	1,300	1,448

Total Alaska		23,295

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — 2.7%

Arizona Health Facilities Authority, Scottsdale Lincoln Hospitals Series 2014A, Rev., 5.00%, 12/1/2025	3,540	3,889

Arizona Industrial Development Authority, Phoenix Children’s Hospital Series 2020A, Rev., 5.00%, 2/1/2027	125	145

City of Scottsdale GO, 5.00%, 7/1/2022	2,550	2,587

Maricopa County Elementary School District No. 6 Washington, School Improvement, Project of 2016 Series 2019B, GO, 5.00%, 7/1/2029	3,950	4,722

Maricopa County Industrial Development Authority, Banner Health

Series B, Rev., 5.00%, 10/18/2022 (c)	7,370	7,564

Series C, Rev., 5.00%, 10/18/2024 (c)	9,000	9,814

Series 2019D, Rev., 5.00%, 5/15/2026 (c)	3,000	3,401

Maricopa County Pollution Control Corp., Palo Verde Project

Series 2010A, Rev., 0.88%, 10/1/2026 (c)	4,500	4,272

Series 2010B, Rev., 0.88%, 10/1/2026 (c)	2,150	2,041

Tempe Industrial Development Authority, Friendship Village of Tempe Project

Series 2021C-2, Rev., 1.13%, 12/1/2026	1,470	1,402

Series 2021C-1, Rev., 1.50%, 12/1/2027	1,965	1,859

Total Arizona		41,696

Arkansas — 0.7%

Arkansas Development Finance Authority Public Safety Charges, Division of Emergency Management Project

Rev., 4.00%, 6/1/2028	1,000	1,137

Rev., 4.00%, 6/1/2030	1,195	1,348

Arkansas Development Finance Authority, Department of Community Correction Project Rev., 5.00%, 11/1/2026	325	375

City of Rogers, Sales Tax Series B, Rev., 5.00%, 11/1/2027	3,855	4,476

County of Sharp, Sales and Use Tax

Rev., 5.00%, 3/1/2024	595	633

Rev., 5.00%, 3/1/2025	600	655

Rev., 5.00%, 3/1/2026	685	767

University of Arkansas, Various Facility UAMS Campus

Rev., 5.00%, 3/1/2025	500	554

Rev., 5.00%, 3/1/2026	1,000	1,104

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Arkansas — continued

University of Central Arkansas, Student Housing System

Series 2019C, Rev., AGM, 4.00%, 11/1/2025	110	119

Series 2019C, Rev., AGM, 4.00%, 11/1/2026	240	262

Series 2019C, Rev., AGM, 4.00%, 11/1/2027	180	195

Total Arkansas		11,625

California — 14.3%

Alameda County Transportation Commission, Sales Tax Rev., 4.00%, 3/1/2022	5,000	5,000

Allan Hancock Joint Community College District GO, 5.00%, 8/1/2022	1,050	1,069

Bay Area Toll Authority, Toll Bridge Series S-7, Rev., 4.00%, 4/1/2029	20,000	22,330

California Educational Facilities Authority, Claremont McKenna College Series 2015A, Rev., 4.00%, 1/1/2024 (d)	1,675	1,761

California Health Facilities Financing Authority, Adventist Health System Series 2011A, Rev., 3.00%, 3/1/2024 (c)	7,880	8,061

California Health Facilities Financing Authority, Cedars-Sinai Medical Center Rev., 5.00%, 11/15/2025	1,850	2,091

California Health Facilities Financing Authority, Providence Health and Services Series 2014A, Rev., 5.00%, 10/1/2022	1,500	1,537

California Health Facilities Financing Authority, Stanford Health Clinic Series 2021A, Rev., 3.00%, 8/15/2025 (c)	5,300	5,564

California Infrastructure and Economic Development Bank, The Broad Sustainability Bonds Series 2021A, Rev., 5.00%, 6/1/2028	5,750	6,927

California Municipal Finance Authority, California Lutheran University

Rev., 5.00%, 10/1/2025	275	306

Rev., 5.00%, 10/1/2026	150	171

Rev., 5.00%, 10/1/2027	150	174

California Municipal Finance Authority, NorthBay Healthcare Group

Series 2017A, Rev., 5.00%, 11/1/2023	500	528

Series 2017A, Rev., 5.00%, 11/1/2024	800	865

California Public Finance Authority, Enso Village Project Series 2021B-3, Rev., 2.13%, 11/15/2027 (e)	1,500	1,500

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

California State Public Works Board, California State University, Davidson Library at Santa Barbara Series 2013C, Rev., 5.00%, 3/1/2023 (d)	2,820	2,936

California Statewide Communities Development Authority, Marin General Hospital Project, Green Bond Series 2018A, Rev., 5.00%, 8/1/2028	250	292

City and County of San Francisco Series 2014A, GO, 5.00%, 6/15/2025	5,310	5,376

City of Chula Vista, Police Facility Project

COP, 5.00%, 10/1/2022	465	476

COP, 5.00%, 10/1/2023	1,000	1,063

City of Los Angeles Department of Airports, International Airport Senior

Series D, Rev., AMT, 5.00%, 5/15/2022	3,380	3,409

Series B, Rev., 4.00%, 5/15/2024	365	387

Series D, Rev., AMT, 5.00%, 5/15/2027	2,700	2,977

Series D, Rev., AMT, 5.00%, 5/15/2028	1,950	2,140

Series D, Rev., AMT, 5.00%, 5/15/2029	2,550	2,795

City of Los Angeles Department of Airports, International Airport Subordinate

Series C, Rev., 5.00%, 5/15/2022	750	757

Series C, Rev., 5.00%, 5/15/2024	700	757

City of Los Angeles, Wastewater System Series 2015-A, Rev., 5.00%, 6/1/2022	2,750	2,780

City of Vernon, Electric System

Series 2021A, Rev., 5.00%, 4/1/2025	1,500	1,648

Series 2021A, Rev., 5.00%, 10/1/2025	1,915	2,130

Series 2021A, Rev., 5.00%, 4/1/2026	1,000	1,125

Series 2021A, Rev., 5.00%, 10/1/2026	1,650	1,877

Contra Costa County Transportation Authority, Sales Tax

Series 2015A, Rev., 5.00%, 3/1/2023	2,420	2,519

Series 2015A, Rev., 5.00%, 3/1/2024	2,000	2,148

Eastern Municipal Water District, Water and Wastewater System Series C, Rev., 5.00%, 7/1/2022	1,700	1,725

Grossmont Healthcare District

Series 2015C, GO, 5.00%, 7/15/2026	1,000	1,118

Series D, GO, 5.00%, 7/15/2026	1,225	1,370

Los Angeles Community College District Series C, GO, 5.00%, 6/1/2026	5,000	5,759

Los Angeles Department of Water and Power, Water System Series 2018A, Rev., 5.00%, 7/1/2025	100	112

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	107

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

Novato Unified School District

Series A, GO, 5.00%, 2/1/2023	685	711

Series A, GO, 5.00%, 8/1/2025	1,500	1,635

Series A, GO, 5.00%, 8/1/2026	1,800	1,961

Oak Grove School District GO, 5.00%, 8/1/2023	1,200	1,267

Oakland State Building Authority, Elihu M. Harris State Office Building Series A, Rev., 5.00%, 12/1/2022	1,700	1,754

Placentia-Yorba Linda Unified School District GO, 5.00%, 8/1/2025	1,770	1,990

Port of Oakland, Intermediate Lien

Series 2021H, Rev., AMT, 5.00%, 5/1/2024	2,725	2,935

Series 2021H, Rev., AMT, 5.00%, 5/1/2024 (d)	210	227

Sacramento Municipal Utility District, Electric

Series E, Rev., 5.00%, 8/15/2022	2,740	2,795

Series E, Rev., 5.00%, 8/15/2027	105	124

San Diego County Regional Transportation Commission, Sales Tax Series 2014A, Rev., 5.00%, 4/1/2022	100	100

San Diego Public Facilities Financing Authority Series 2020A, Rev., 5.00%, 8/1/2027	250	296

San Francisco Bay Area Rapid Transit District, Election of 2004

Series D, GO, 3.00%, 8/1/2022	2,735	2,762

Series 2015D, GO, 5.00%, 8/1/2028	1,685	1,886

San Francisco City and County Public Utilities Commission Wastewater Series 2018C, Rev., 2.13%, 10/1/2023 (c)	10,000	10,125

San Francisco Unified School District, Proposition A, Election of 2011 Series B, GO, 5.00%, 6/15/2024	5,190	5,256

Santa Barbara Unified School District

Series 2017A, GO, 4.00%, 8/1/2022	30	30

Series B, GO, 5.00%, 8/1/2026	50	58

Sonoma County Transportation Authority, Limited Tax Rev., 5.00%, 12/1/2024	1,000	1,101

State of California, Various Purpose

Series B, GO, 5.00%, 9/1/2023	2,810	2,973

GO, 5.00%, 11/1/2023	3,560	3,786

GO, 5.00%, 3/1/2026	13,210	14,612

GO, 5.00%, 9/1/2026	4,900	5,653

GO, 4.00%, 8/1/2028	4,000	4,416

GO, 4.00%, 8/1/2029	4,180	4,615

GO, 5.00%, 8/1/2029	7,830	8,999

GO, 4.00%, 8/1/2030	10,000	11,039

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

Stockton Public Financing Authority

Rev., 5.00%, 3/1/2027	630	711

Rev., 5.00%, 3/1/2029	465	538

Tobacco Securitization Authority of Northern California Rev., 0.45%, 6/1/2030	100	96

University of California Series 2013AK, Rev., 5.00%, 5/15/2023 (c)	11,505	12,076

Walnut Energy Center Authority Series A, Rev., 5.00%, 1/1/2023	400	414

Whittier Union High School District GO, 5.00%, 8/1/2023	10,495	11,091

Total California		223,592

Colorado — 1.7%

City of Aurora COP, 4.00%, 12/1/2022	375	384

City of Longmon

Series A, COP, 5.00%, 12/1/2022	100	103

Series A, COP, 5.00%, 12/1/2024	100	107

Colorado Bridge Enterprise, Tax-Exempt Series 2019A, Rev., 4.00%, 12/1/2027	5,000	5,607

Colorado Health Facilities Authority, Commonspirit Health Series B-2, Rev., 5.00%, 8/1/2026 (c)	10,000	11,158

Colorado Health Facilities Authority, Parkview Medical Center, Inc., Project Rev., 5.00%, 9/1/2022	150	153

Colorado Health Facilities Authority, Valley View Hospital Association Project Rev., 2.80%, 5/15/2023 (c)	1,060	1,073

Counties of Gunnison, Watershed School District No. 1

Series 2014A, GO, 4.00%, 12/1/2022	300	307

Series 2014A, GO, 5.00%, 12/1/2024 (d)	500	551

County of Eagle COP, 5.00%, 12/1/2022	200	206

Regional Transportation District, Denver Transit Partners

Rev., 5.00%, 1/15/2027	500	570

Rev., 5.00%, 7/15/2027	500	575

Rev., 5.00%, 1/15/2028	250	290

Rev., 5.00%, 7/15/2028	175	205

Rev., 5.00%, 1/15/2029	300	354

Rev., 5.00%, 7/15/2029	135	161

Rev., 5.00%, 1/15/2030	165	198

Rev., 5.00%, 7/15/2030	115	139

University of Colorado, Enterprise System

Series 2017A-2, Rev., 5.00%, 6/1/2022 (d)	820	829

Series 2017A-2, Rev., 5.00%, 6/1/2022	260	263

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Colorado — continued

Series A, Rev., 5.00%, 6/1/2022 (d)	2,590	2,618

Series A, Rev., 5.00%, 6/1/2022	560	566

Total Colorado		26,417

Connecticut — 2.9%

City of New Haven

Series 2021A, GO, 5.00%, 8/1/2022	575	585

Series 2021A, GO, 5.00%, 8/1/2023	400	421

Series 2021A, GO, 5.00%, 8/1/2024	400	433

Series 2021A, GO, 5.00%, 8/1/2025	425	473

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Series E, Subseries E-3, Rev., 1.63%, 11/15/2022 (c)	360	360

Connecticut State Health and Educational Facilities Authority, Hartford Healthcare Series 2020B-2, Rev., 5.00%, 1/1/2027 (c)	7,750	8,925

State of Connecticut

Series 2021D, GO, 5.00%, 7/15/2022	4,750	4,827

Series 2021D, GO, 5.00%, 7/15/2023	4,260	4,492

Series 2021D, GO, 5.00%, 7/15/2024	7,060	7,679

Series 2020C, GO, 4.00%, 6/1/2032	1,000	1,160

State of Connecticut, Special Tax Transportation Infrastructure Purposes

Series C, Rev., 5.00%, 10/1/2026	10,000	11,556

Series 2021D, Rev., 5.00%, 11/1/2029	1,230	1,515

Series 2021D, Rev., 5.00%, 11/1/2030	1,825	2,292

Total Connecticut		44,718

District of Columbia — 0.1%

Washington Metropolitan Area Transit Authority Series B, Rev., 5.00%, 7/1/2029	1,120	1,312

Florida — 1.5%

County of Miami-Dade, Aviation System Series 2020A, Rev., 5.00%, 10/1/2032	2,000	2,452

Florida Higher Educational Facilities Financial Authority, Florida Institute of Technology

Rev., 5.00%, 10/1/2022	115	118

Rev., 5.00%, 10/1/2023	125	131

JEA Water and Sewer System Series 2017A, Rev., 5.00%, 10/1/2025	250	282

Miami-Dade County Expressway Authority, Toll System Series 2014A, Rev., 5.00%, 7/1/2022	625	634

State of Florida, Department of Transportation, Right-of- Way Acquisition and Bridge Construction Series 2021A, GO, 5.00%, 7/1/2028	3,675	4,446

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued

State of Florida, State Board of Education, Lottery Series B, Rev., 5.00%, 7/1/2027	8,540	9,820

Volusia County School Board

Series 2021A, COP, 5.00%, 8/1/2025	1,685	1,888

Series 2021A, COP, 5.00%, 8/1/2026	1,425	1,640

Series 2021A, COP, 5.00%, 8/1/2027	1,965	2,319

Total Florida		23,730

Georgia — 2.5%

Atlanta Development Authority (The), New Downtown Atlanta Stadium Project, Senior Lien

Series 2015A-1, Rev., 5.00%, 7/1/2027	1,000	1,111

Series 2015A-1, Rev., 5.00%, 7/1/2028	1,000	1,109

Dahlonega Downtown Development Authority, North Georgia MAC, LLC Project

Rev., 5.00%, 7/1/2023	325	342

Rev., 5.00%, 7/1/2025	250	278

Rev., 5.00%, 7/1/2026	275	314

Rev., 5.00%, 7/1/2028	375	436

Rev., 4.00%, 7/1/2032	1,000	1,101

Development Authority for Fulton County, Tech Athletic Association Project

Rev., 5.00%, 10/1/2022 (d)	4,855	4,972

Rev., 5.00%, 10/1/2022	145	149

Gordon County School District GO, 5.00%, 9/1/2027 (f)	1,000	1,183

Main Street Natural Gas, Inc., Gas Supply Series 2021A, Rev., 4.00%, 9/1/2027 (c)	3,250	3,585

Private Colleges and Universities Authority, Emory University Series 2020B, Rev., 5.00%, 9/1/2030	10,755	13,496

State of Georgia

Series 2016E, GO, 5.00%, 12/1/2025	6,750	7,665

Series F, GO, 5.00%, 7/1/2028	2,000	2,333

Total Georgia		38,074

Guam — 0.2%

Territory of Guam (Guam)

Series F, Rev., 5.00%, 1/1/2028	250	288

Series F, Rev., 5.00%, 1/1/2029	750	877

Series F, Rev., 5.00%, 1/1/2030	750	891

Series F, Rev., 5.00%, 1/1/2031	750	904

Total Guam		2,960

Hawaii — 0.0% (g)

City and County of Honolulu Series A, GO, 5.00%, 10/1/2029	675	757

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	109

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — 8.2%

Carol Stream Park District Series 2020C, GO, 4.00%, 11/1/2027	200	223

Carol Stream Park District, Limited Tax Series 2020A, GO, 4.00%, 11/1/2028	145	164

Champaign County Community Unit School District No. 4 Champaign

GO, 4.00%, 6/1/2028	1,255	1,430

GO, 4.00%, 6/1/2029	1,000	1,155

GO, 4.00%, 6/1/2030	1,285	1,494

Champaign County Community Unit School District No. 4 Champaign, Capital Appreciation

Series 2020A, GO, Zero Coupon, 1/1/2025	960	916

Series 2020A, GO, Zero Coupon, 1/1/2027	385	352

Series 2020A, GO, Zero Coupon, 1/1/2028	570	509

Chicago O’Hare International Airport, General Airport, Senior Lien

Series 2020B, Rev., 5.00%, 1/1/2028	1,000	1,175

Series 2020A, Rev., 5.00%, 1/1/2029	4,390	5,243

Series 2020A, Rev., 5.00%, 1/1/2030	4,605	5,598

Series 2020E, Rev., 5.00%, 1/1/2031	4,620	5,614

Chicago Transit Authority Capital Grant Receipts Rev., 5.00%, 6/1/2029	1,875	2,280

City of Waukegan

Series B, GO, AGM, 5.00%, 12/30/2025	1,075	1,209

Series B, GO, AGM, 5.00%, 12/30/2026	1,125	1,293

Series B, GO, AGM, 5.00%, 12/30/2027	1,185	1,380

City of Waukegan, First Lien, Water and Sewer System

Series C, Rev., AGM, 5.00%, 12/30/2023	535	569

Series C, Rev., AGM, 5.00%, 12/30/2026	680	782

Series C, Rev., AGM, 5.00%, 12/30/2027	710	827

Cook County Community Consolidated School District No. 65, Evanston, Limited Tax GO, 4.00%, 12/1/2030	1,225	1,414

Cook County Community School District No. 97, Oak Park

GO, 4.00%, 1/1/2028	500	566

GO, 4.00%, 1/1/2029	375	426

GO, 4.00%, 1/1/2030	285	323

Cook County High School District No. 207, Maine Township

Series 2019A, GO, 5.00%, 12/1/2027	1,915	2,280

Series 2019A, GO, 5.00%, 12/1/2028	1,930	2,349

Series 2019A, GO, 4.00%, 12/1/2029	1,945	2,255

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued

Cook County School District No. 69, Skokie, Limited Tax

GO, 4.00%, 12/1/2026	470	519

GO, 4.00%, 12/1/2027	490	549

GO, 4.00%, 12/1/2028	545	617

GO, 4.00%, 12/1/2029	515	595

GO, 4.00%, 12/1/2030	200	230

GO, 4.00%, 12/1/2031	820	937

Cook County School District No. 99 Cicero, Limited Tax

Series 2019B, GO, 5.00%, 12/1/2024	505	551

Series 2019B, GO, 5.00%, 12/1/2025	515	575

Cook County Township High School District No. 225, Glenbrook Series 2016A, GO, 5.00%, 12/1/2023	5	5

Cook County, Proviso Township High School District No. 209, Limited Tax

GO, 5.00%, 12/1/2022	2,975	3,066

GO, 5.00%, 12/1/2023	2,350	2,497

County of Cook Series 2021B, GO, 4.00%, 11/15/2027	2,425	2,712

County of Du Page, Courthouse Project GO, 5.00%, 1/1/2024	335	357

DeKalb County Community Unit School District No. 428 DeKalb

GO, 4.00%, 1/1/2028	1,265	1,431

GO, 4.00%, 1/1/2029	650	739

GO, 4.00%, 1/1/2030	600	680

GO, 4.00%, 1/1/2031	1,000	1,129

Effingham Community Unit School District No. 40 Series 2019A, GO, 4.00%, 12/1/2028	565	642

Glenview Park District

GO, 5.00%, 12/1/2026	300	349

GO, 5.00%, 12/1/2029	350	409

Grundy and Kendall Counties Consolidated Grade School District No. 60-C GO, 4.00%, 2/1/2030	1,145	1,289

Illinois Finance Authority, Clean Water Initiative Revolving Fund Series 1998B, Rev., 5.00%, 1/1/2029	4,000	4,523

Illinois Finance Authority, DePaul University

Rev., 5.00%, 10/1/2023	200	212

Rev., 5.00%, 10/1/2025	300	336

Rev., 5.00%, 10/1/2028	250	285

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

Illinois Finance Authority, Lake Zurich Community Unit School District No. 95 Project

Rev., 4.00%, 1/15/2030	1,960	2,215

Rev., 4.00%, 1/15/2032	2,120	2,376

Illinois Finance Authority, Silver Cross Hospital and Medical Centers Series 2015C, Rev., 5.00%, 8/15/2022	500	509

Kane and DeKalb Counties Community Unit School District No 301 Burlington GO, 5.00%, 1/1/2027	355	409

Kane County School District No. 131 Aurora East Side

Series 2020A, GO, AGM, 5.00%, 12/1/2026	115	132

Series 2020B, GO, AGM, 5.00%, 12/1/2026	210	240

Series 2020A, GO, AGM, 4.00%, 12/1/2027	105	117

Series 2020A, GO, AGM, 4.00%, 12/1/2028	65	74

Series 2020B, GO, AGM, 4.00%, 12/1/2028	135	153

Series 2020A, GO, AGM, 4.00%, 12/1/2029	65	74

Series 2020B, GO, AGM, 4.00%, 12/1/2029	40	46

Series 2020A, GO, AGM, 4.00%, 12/1/2030	80	91

Madison-Macoupin Etc. Counties Community College District No. 536, Lewis and Clark Community

GO, AGM, 4.00%, 5/1/2025	400	429

GO, AGM, 4.00%, 5/1/2026	200	218

GO, AGM, 4.00%, 5/1/2028	350	389

GO, AGM, 4.00%, 5/1/2029	1,000	1,106

Peoria County Community Unit School District No. 309 Brimfield

GO, AGM, 4.00%, 4/1/2026	750	821

GO, AGM, 4.00%, 4/1/2027	780	866

GO, AGM, 4.00%, 4/1/2028	410	462

GO, AGM, 4.00%, 4/1/2029	240	274

GO, AGM, 4.00%, 4/1/2030	375	426

Peoria Public Building Commission

Series 2019A, Rev., AGM, 4.00%, 12/1/2025	700	759

Series 2019A, Rev., AGM, 4.00%, 12/1/2026	1,000	1,102

Series 2019A, Rev., AGM, 4.00%, 12/1/2027	1,270	1,421

Series 2019A, Rev., AGM, 5.00%, 12/1/2028	1,200	1,414

Series 2019A, Rev., AGM, 5.00%, 12/1/2029	2,400	2,819

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued

Sales Tax Securitization Corp.

Series C, Rev., 5.00%, 1/1/2024	3,000	3,204

Series C, Rev., 5.00%, 1/1/2025	4,250	4,650

Sales Tax Securitization Corp., Second Lien Series 2021A, Rev., 5.00%, 1/1/2031	10,035	12,419

Southwestern Illinois Development Authority, Hospital Sisters Services, Inc., Obligated Group Series A, Rev., 5.00%, 2/15/2027	2,000	2,322

State of Illinois Series D, GO, 5.00%, 11/1/2023	5,000	5,302

State of Illinois, Sales Tax

Series 2018A, Rev., 5.00%, 6/15/2022	4,600	4,658

Series 2018A, Rev., 5.00%, 6/15/2023	4,600	4,835

University of Illinois, Auxiliary Facilities System Series 2013A, Rev., 5.00%, 4/1/2024	2,500	2,608

Will County Forest Preservation District, Limited Tax GO, 5.00%, 12/15/2027	805	957

Will County Township High School District No. 204 Joliet, Limited Tax GO, 4.00%, 1/1/2029	250	284

Total Illinois		127,241

Indiana — 1.8%

City of Evansville, Sewage Works Rev., 4.00%, 7/1/2027	985	1,102

City of Rockport, Indiana Michigan Power Co. Project Series 2009B, Rev., 3.05%, 6/1/2025	5,000	5,193

Fort Wayne Redevelopment Authority Lease Rental, Harrison Square Project Rev., 5.00%, 8/1/2023	1,000	1,055

Indiana Finance Authority, Indiana University Health Obligated Group Series B, Rev., 2.25%, 7/1/2025 (c)	5,000	5,138

Indiana Finance Authority, Indianapolis Power and Light Co. Project

Rev., 0.75%, 4/1/2026	3,000	2,904

Rev., AMT, 0.95%, 4/1/2026 (c)	4,525	4,372

Series 2021A, Rev., 1.40%, 8/1/2029 (c)	7,000	6,515

New Albany-Floyd County School Building Corp., First Mortgage Rev., 5.00%, 7/15/2022	835	848

Purdue University, Student Fee

Series DD, Rev., 5.00%, 7/1/2025	870	976

Series DD, Rev., 5.00%, 7/1/2027	10	12

Total Indiana		28,115

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	111

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Iowa — 0.7%

Iowa Finance Authority, Health System Rev., (SIFMA Municipal Swap Index Yield + 0.58%), 0.78%, 3/10/2022 (b) (e)	11,600	11,616

Kansas — 1.2%

Butler County, Unified School District No. 375 Circle Series 2014-1, GO, 4.00%, 9/1/2022 (d)	200	203

City of Wichita, Sales Tax, River District Stadium Star Bond Project

Rev., 5.00%, 9/1/2025	300	334

Rev., 5.00%, 9/1/2026	465	534

City of Wichita, Water and Sewer Utility Series 2014A, Rev., 5.00%, 10/1/2022	2,200	2,255

Kansas Development Finance Authority, State of Kansas Project Series F, Rev., 4.00%, 11/1/2029	6,820	7,707

Overland Park Development Corp., Overland Park Convention Center Hotel

Rev., 4.00%, 3/1/2022	1,455	1,455

Rev., 5.00%, 3/1/2023	1,520	1,540

Seward County Unified School District No. 480 Liberal Series 2017-B, GO, 5.00%, 9/1/2025	1,750	1,964

University of Kansas Hospital Authority

Series 2017A, Rev., 5.00%, 3/1/2024	205	220

Series 2017A, Rev., 5.00%, 3/1/2024 (d)	70	75

Wyandotte County Unified School District No. 202 Turner

Series 2019A, GO, AGM, 5.00%, 9/1/2025	400	446

Series 2019A, GO, AGM, 5.00%, 9/1/2026	220	251

Series 2019A, GO, AGM, 5.00%, 9/1/2027	325	380

Series 2019A, GO, AGM, 5.00%, 9/1/2028	400	473

Series 2019A, GO, AGM, 5.00%, 9/1/2029	375	444

Total Kansas		18,281

Kentucky — 1.1%

Kentucky Municipal Power Agency, Prairie State Project Series 2015A, Rev., NATL-RE, 5.00%, 9/1/2023	240	253

Kentucky Public Energy Authority, Gas Supply Series 2018A, Rev., 4.00%, 4/1/2024 (c)	2,500	2,614

Louisville and Jefferson County Metropolitan Government, Norton Healthcare, Inc. Series 2020D, Rev., 5.00%, 10/1/2029 (c)	10,500	12,826

Northern Kentucky University Series 2014A, Rev., 5.00%, 9/1/2024	1,310	1,403

Total Kentucky		17,096

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Louisiana — 1.5%

City of Shreveport, Water and Sewer, Junior Lien

Series C, Rev., 5.00%, 12/1/2022	270	278

Series 2018C, Rev., 5.00%, 12/1/2023	365	389

Series 2019B, Rev., AGM, 4.00%, 12/1/2025	400	433

Series 2018C, Rev., 5.00%, 12/1/2025	915	1,030

Series 2018C, Rev., 5.00%, 12/1/2026	500	579

Series 2019B, Rev., AGM, 5.00%, 12/1/2026	360	417

Series 2019B, Rev., AGM, 5.00%, 12/1/2027	600	710

Series 2019B, Rev., AGM, 5.00%, 12/1/2028	500	603

Series 2019B, Rev., AGM, 5.00%, 12/1/2029	300	360

Jefferson Sales Tax District Series 2019B, Rev., AGM, 4.00%, 12/1/2032	5,815	6,643

Louisiana Public Facilities Authority, Louisiana Children’s Medical Center Project Rev., (SIFMA Municipal Swap Index Yield + 0.65%), 0.85%, 3/10/2022 (b)	10,000	10,015

Louisiana Public Facilities Authority, Tulane University Project

Rev., 5.00%, 12/15/2022	230	237

Rev., 5.00%, 12/15/2025	250	282

Series 2020A, Rev., 5.00%, 4/1/2027	150	174

Series 2020A, Rev., 5.00%, 4/1/2028	165	195

Series 2020A, Rev., 5.00%, 4/1/2029	220	264

Series 2020A, Rev., 5.00%, 4/1/2030	130	159

Series 2020A, Rev., 5.00%, 4/1/2031	150	182

Total Louisiana		22,950

Maryland — 0.7%

County of Montgomery, Consolidated Public Improvement Series 2018A, GO, 5.00%, 11/1/2027	2,800	3,342

State of Maryland, Department of Transportation Rev., 5.00%, 10/1/2025	6,100	6,882

Total Maryland		10,224

Massachusetts — 3.2%

City of Boston Series 2014A, GO, 5.00%, 3/1/2023	7,360	7,662

Commonwealth of Massachusetts, Consolidated Loan of 2015 Series D, GO, 4.00%, 9/1/2030	8,290	8,975

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Massachusetts — continued

Massachusetts Bay Transportation Authority, Sales Tax Series 2021A-1, Rev., 5.00%, 7/1/2028	785	944

Massachusetts Clean Water Trust (The), Revolving Fund Rev., 5.00%, 8/1/2025	6,775	7,617

Massachusetts Development Finance Agency, Northeastern University Issue

Series 2020A, Rev., 5.00%, 10/1/2027	1,000	1,187

Series 2020A, Rev., 5.00%, 10/1/2028	1,000	1,210

Series 2020A, Rev., 5.00%, 10/1/2030	660	831

Series 2020A, Rev., 5.00%, 10/1/2031	585	732

Series 2020A, Rev., 5.00%, 10/1/2032	425	531

Series 2020A, Rev., 5.00%, 10/1/2033	450	562

Series 2020A, Rev., 5.00%, 10/1/2034	500	623

Series 2020A, Rev., 5.00%, 10/1/2035	1,000	1,245

Massachusetts Development Finance Agency, Partners Healthcare System Issue Series 2017S, Rev., (SIFMA Municipal Swap Index Yield + 0.50%), 0.70%, 3/10/2022 (b)	10,000	10,001

Massachusetts Development Finance Agency, Suffolk University Issue

Rev., 5.00%, 7/1/2025	525	579

Rev., 5.00%, 7/1/2026	435	490

Rev., 5.00%, 7/1/2027	420	483

Rev., 5.00%, 7/1/2028	525	612

Massachusetts Port Authority Series 2019-A, Rev., AMT, 5.00%, 7/1/2023	4,840	5,090

Total Massachusetts		49,374

Michigan — 1.7%

Avondale School District, Unlimited Tax Series 2020A, GO, Q-SBLF, 5.00%, 5/1/2029	1,835	2,257

City of Royal Oak, Limited Tax, Capital Improvement

GO, 5.00%, 4/1/2027	625	728

GO, 5.00%, 4/1/2028	245	291

Gerald R Ford International Airport Authority, Limited Tax

Rev., GTD, 5.00%, 1/1/2023	1,560	1,614

Rev., GTD, 5.00%, 1/1/2024	1,400	1,498

Grosse Pointe Public School System GO, 4.00%, 5/1/2027	765	858

Jackson Public Schools, Unlimited Tax

GO, Q-SBLF, 4.00%, 5/1/2025	570	616

GO, Q-SBLF, 4.00%, 5/1/2026	885	976

GO, Q-SBLF, 4.00%, 5/1/2027	1,090	1,217

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Michigan — continued

Kalamazoo Public Schools, Unlimited Tax GO, 5.00%, 5/1/2022	1,000	1,007

Michigan State Hospital Finance Authority, Ascension Health Credit Group Series B-4, Rev., 5.00%, 11/15/2027	2,250	2,499

Northville Public Schools, School Building and Site

Series II, GO, 5.00%, 5/1/2027	375	438

Series II, GO, 5.00%, 5/1/2028	600	715

Series II, GO, 5.00%, 5/1/2029	250	304

Troy School District, School Building and Site

GO, Q-SBLF, 5.00%, 5/1/2022	500	504

University of Michigan

Series 2019C, Rev., 4.00%, 4/1/2024 (c)	10,650	11,147

Total Michigan		26,669

Minnesota — 0.4%

Duluth Independent School District No. 709

Series 2019B, COP, 5.00%, 2/1/2024	210	224

Series 2019C, COP, 5.00%, 2/1/2024	295	315

Series 2019B, COP, 5.00%, 2/1/2025	185	203

Series 2019C, COP, 5.00%, 2/1/2025	310	341

Series 2019B, COP, 5.00%, 2/1/2026	195	220

Series 2019C, COP, 5.00%, 2/1/2026	320	362

Series 2019B, COP, 5.00%, 2/1/2027	185	214

Series 2019B, COP, 5.00%, 2/1/2028	175	206

Series 2019C, COP, 5.00%, 2/1/2028	350	412

Minnesota Higher Education Facilities Authority, College of St. Scholastica, Inc.

Rev., 4.00%, 12/1/2024	100	106

Rev., 4.00%, 12/1/2025	185	198

Rev., 4.00%, 12/1/2026	185	201

Rev., 4.00%, 12/1/2027	195	214

Rev., 4.00%, 12/1/2028	240	265

Western Minnesota Municipal Power Agency, Power Supply

Series 2014A, Rev., 5.00%, 1/1/2023	1,500	1,551

Series 2014A, Rev., 5.00%, 1/1/2024	1,000	1,069

Total Minnesota		6,101

Mississippi — 0.7%

County of Harrison, Tax-Exempt

Series 2019A, GO, 5.00%, 10/1/2027	800	947

Series 2019A, GO, 5.00%, 10/1/2028	345	417

Medical Center Educational Building Corp., Capital Improvements and Refinancing Project Rev., 5.00%, 6/1/2031	3,105	3,756

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	113

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Mississippi — continued

Mississippi Business Finance Corp., Pollution Control, Power Company Project Rev., 3.20%, 9/1/2028	4,000	4,123

State of Mississippi, Gaming Tax Series 2019A, Rev., 5.00%, 10/15/2028	1,400	1,675

Total Mississippi		10,918

Missouri — 0.5%

City of St. Louis, St. Louis Lambert International Airport

Rev., 5.00%, 7/1/2022	1,000	1,014

Rev., 5.00%, 7/1/2023	1,080	1,135

City of St. Peters

COP, 4.00%, 5/1/2026	705	773

COP, 4.00%, 5/1/2027	730	814

COP, 4.00%, 5/1/2028	760	859

COP, 4.00%, 5/1/2029	760	866

COP, 4.00%, 5/1/2030	545	629

County of Greene, Special Obligation

Rev., 4.00%, 12/1/2028	300	342

Rev., 4.00%, 12/1/2029	200	231

North Kansas City School District No. 74, Improvement Bonds, Missouri Direct Deposit Program GO, 5.00%, 3/1/2022	350	350

Total Missouri		7,013

Montana — 0.1%

Gallatin County High School District No. 7 Bozeman Series 2017A, GO, 5.00%, 12/1/2023	515	550

Missoula County Elementary School District No. 1, School Building GO, 5.00%, 7/1/2024	520	565

State of Montana, Long-Range Building Program GO, 5.00%, 8/1/2022	1,000	1,018

Total Montana		2,133

Nebraska — 1.4%

County of Sarpy, Highway Allocation Fund Pledge, Limited Tax GO, 5.00%, 6/1/2026	2,320	2,670

Douglas County, Omaha School District No. 001

GO, 5.00%, 12/15/2029	6,665	8,286

GO, 5.00%, 12/15/2030	6,800	8,609

Southeast Community College Area, Tax Supported

COP, 5.00%, 12/15/2026	275	321

COP, 5.00%, 12/15/2027	495	589

COP, 5.00%, 12/15/2028	540	651

Total Nebraska		21,126

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Hampshire — 0.4%

New Hampshire Municipal Bond Bank Series 2020A, Rev., 5.00%, 2/15/2029	1,870	2,284

State of New Hampshire

Series 2014A, GO, 5.00%, 3/1/2026	2,880	3,186

Total New Hampshire		5,470

New Jersey — 4.7%

City of Newark

Series 2020A, GO, AGM, 5.00%, 10/1/2027	1,000	1,163

Series 2020A, GO, AGM, 5.00%, 10/1/2028	750	888

New Jersey Economic Development Authority, School Facilities Construction

Series DDD, Rev., 5.00%, 6/15/2025	1,500	1,657

Series DDD, Rev., 5.00%, 6/15/2026	1,840	2,080

Series 2021QQQ, Rev., 5.00%, 6/15/2027	435	501

Series 2021QQQ, Rev., 5.00%, 6/15/2028	400	467

Series 2021QQQ, Rev., 5.00%, 6/15/2029	500	592

Series 2021QQQ, Rev., 5.00%, 6/15/2030	275	329

Series 2021QQQ, Rev., 5.00%, 6/15/2031	500	599

New Jersey Institute of Technology, Tax-Exempt

Series 2020A, Rev., 5.00%, 7/1/2027	175	204

Series 2020A, Rev., 5.00%, 7/1/2028	200	239

Series 2020A, Rev., 5.00%, 7/1/2029	270	328

Series 2020A, Rev., 5.00%, 7/1/2030	415	503

Series 2020A, Rev., 5.00%, 7/1/2032	725	874

New Jersey Transportation Trust Fund Authority Series 2021A, Rev., 5.00%, 6/15/2027	3,700	4,258

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement

Series A, Rev., 5.00%, 6/15/2028	3,000	3,405

Series A, Rev., 5.00%, 6/15/2029	5,350	6,067

Series A, Rev., 5.00%, 6/15/2031	4,750	5,375

New Jersey Turnpike Authority Series C-6, Rev., (ICE LIBOR USD 1 Month + 0.75%), 0.91%, 4/1/2022 (b)	10,000	10,013

Passaic Valley Sewerage Commission, Sewer System

Series J, Rev., AGM, 3.00%, 12/1/2027	6,370	6,804

Series J, Rev., AGM, 3.00%, 12/1/2028	6,465	6,947

Series J, Rev., AGM, 3.00%, 12/1/2030	6,665	7,109

State of New Jersey, COVID-19 Emergency Bonds GO, 5.00%, 6/1/2025	7,330	8,124

State of New Jersey, Various Purpose GO, 4.00%, 6/1/2026	3,870	3,996

Township of South Brunswick GO, 5.00%, 9/1/2022	425	434

Total New Jersey		72,956

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New Mexico — 0.4%

City of Farmington, San Juan Project

Series 2010A, Rev., 0.88%, 10/1/2026 (c)	4,000	3,797

County of Sandoval

GO, 5.00%, 8/1/2024	1,100	1,196

GO, 5.00%, 8/1/2025	500	561

GO, 5.00%, 8/1/2026	650	748

Total New Mexico		6,302

New York — 8.5%

Bedford Central School District, Boces Project GO, 5.00%, 11/15/2022	2,410	2,482

City of Jamestown, Public Improvement GO, 5.00%, 6/1/2025	540	598

City of New York, Fiscal Year 2020 Series 2020-1, GO, 4.00%, 8/1/2027	2,450	2,757

County of Monroe

GO, 5.00%, 6/1/2028	350	416

GO, 5.00%, 6/1/2029	400	484

County of Orange, Public Improvement GO, 5.00%, 2/1/2023	1,000	1,038

Floral Park-Bellerose Union Free School District

GO, 5.00%, 12/1/2028	640	783

GO, 4.00%, 12/1/2029	670	776

Hampton Bays Union Free School District GO, 5.00%, 9/15/2022	2,025	2,072

Long Island Power Authority, Electric System

Rev., 5.00%, 9/1/2025	500	562

Rev., 5.00%, 9/1/2027	500	591

Rev., 5.00%, 9/1/2028	750	888

Longwood Central School District, Suffolk County GO, 5.00%, 6/15/2026	365	422

Metropolitan Transportation Authority Subseries C-1, Rev., 5.00%, 11/15/2024	3,000	3,292

Metropolitan Transportation Authority, Dedicated Tax Fund Subseries 2017B-2, Rev., 4.00%, 11/15/2032	4,000	4,405

Nassau County Local Economic Assistance Corp., Catholic Health Services, Long Island Obligated Group Project Series 2014B, Rev., 5.00%, 7/1/2023	800	841

New York City Industrial Development Agency, Queens Baseball Stadium Project Rev., AGM, 4.00%, 1/1/2032	1,000	1,145

New York City Industrial Development Agency, Yankee Stadium Project

Rev., AGM, 5.00%, 3/1/2028	1,000	1,185

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Rev., AGM, 5.00%, 3/1/2029	2,000	2,416

Rev., AGM, 4.00%, 3/1/2031	2,500	2,890

Rev., AGM, 4.00%, 3/1/2032	1,500	1,724

New York Convention Center Development Corp., Hotel Unit Fee Secured Rev., 5.00%, 11/15/2026	5,000	5,616

New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center

Series 2017-1, Rev., 5.00%, 7/1/2026	1,000	1,149

Series 1, Rev., 4.00%, 7/1/2031	4,255	4,846

New York State Dormitory Authority, Montefiore Obligated Group Series 2018A, Rev., 5.00%, 8/1/2027	3,225	3,682

New York State Dormitory Authority, New York University Series 2019A, Rev., 5.00%, 7/1/2027	4,630	5,466

New York State Dormitory Authority, Non Stop Supported Debt, New School University

Series 2015A, Rev., 5.00%, 7/1/2024	1,025	1,108

Series 2015A, Rev., 5.00%, 7/1/2024 (d)	75	81

New York State Dormitory Authority, St. John’s University

Series 2021A, Rev., 4.00%, 7/1/2029	475	539

Series 2021A, Rev., 4.00%, 7/1/2030	550	630

Series 2021A, Rev., 4.00%, 7/1/2031	1,300	1,504

Series 2021A, Rev., 4.00%, 7/1/2032	1,100	1,261

Series 2021A, Rev., 4.00%, 7/1/2033	1,000	1,142

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2021A, Rev., 5.00%, 3/15/2034	5,965	7,436

New York State Dormitory Authority, State Sales Tax Series 2017A, Rev., 5.00%, 3/15/2024	6,135	6,604

New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2023	9,200	9,484

New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Tax-Exempt

Rev., 5.00%, 12/1/2027	800	913

Rev., 5.00%, 12/1/2028	500	578

Niagara Frontier Transportation Authority, Buffalo Niagara International Airport

Series 2019A, Rev., AMT, 5.00%, 4/1/2028	265	307

Series 2019A, Rev., AMT, 5.00%, 4/1/2029	265	313

Port Authority of New York and New Jersey, Consolidated Series 207, Rev., AMT, 5.00%, 9/15/2023	4,325	4,568

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	115

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Sales Tax Asset Receivable Corp., Fiscal Year 2015

Series 2015A, Rev., 5.00%, 10/15/2022 (d)	4,800	4,927

Series 2015A, Rev., 5.00%, 10/15/2024 (d)	4,500	4,937

Schenectady County Capital Resource Corp., Union College Project Rev., 5.00%, 1/1/2025	400	441

State of New York Series 2019A, GO, 5.00%, 3/1/2026	3,250	3,712

Syracuse Industrial Development Agency, School District Project

Series 2020A, Rev., 5.00%, 5/1/2030	555	666

Series 2018A, Rev., 5.00%, 5/1/2033	1,245	1,414

Town of East Hampton GO, 5.00%, 5/15/2023	1,000	1,049

Town of Oyster Bay, Public Improvement

GO, 4.00%, 11/1/2026	800	886

GO, 4.00%, 11/1/2027	675	759

Triborough Bridge and Tunnel Authority Series 2013A, Rev., 5.00%, 11/15/2024	3,290	3,449

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels

Series 2021A, Rev., BAN, 5.00%, 11/1/2025	5,000	5,642

Series 2021A-2, Rev., 2.00%, 5/15/2028 (c)	10,000	10,069

Trust for Cultural Resources of The City of New York, The Museum of Modern Art Series 2020A, Rev., 5.00%, 12/1/2031	3,800	4,760

White Plains City School District GO, 5.00%, 5/15/2024	1,550	1,683

Total New York		133,388

North Carolina — 1.4%

North Carolina Medical Care Commission, Wake Forest Baptist Obligated Group Series 2019C, Rev., 2.55%, 6/1/2026 (c)	13,805	14,188

State of North Carolina, Build NC Programs, Limited Obligation Series 2017B, Rev., 5.00%, 5/1/2022	700	705

University of North Carolina at Chapel Hill Series B, Rev., (ICE LIBOR USD 1 Month + 0.40%), 0.55%, 4/1/2022 (b)	5,750	5,750

Winston-Salem State University Foundation LLC, The Board of Governors of The University of North Carolina Rev., AGM, 5.00%, 10/1/2023	445	472

Total North Carolina		21,115

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — 0.7%

City of Cleveland, Income Tax, Subordinate Lien, Public Facilities Improvements

Series 2018A, Rev., 5.00%, 10/1/2025	150	169

Series 2018A, Rev., 5.00%, 10/1/2027	250	295

Series 2018A, Rev., 5.00%, 10/1/2028	250	298

City of Dublin, Various Purpose GO, 4.00%, 12/1/2028	200	218

County of Lake, Hospital Facilities, Lake Hospital System, Inc.

Rev., 5.00%, 8/15/2023 (d)	1,445	1,526

Rev., 5.00%, 8/15/2024 (d)	1,655	1,802

Cuyahoga Community College District, Facilities Construction Improvement, Unlimited Tax GO, 5.00%, 12/1/2028	2,300	2,633

Franklin County Convention Facilities Authority, Greater Columbus Convention Center Hotel Expansion Project

Rev., 5.00%, 12/1/2025	250	270

Rev., 5.00%, 12/1/2026	625	686

Rev., 5.00%, 12/1/2029	800	905

State of Ohio, University Hospitals Health System, Inc. Series B, Rev., VRDO, 0.33%, 3/9/2022 (c)	2,500	2,500

Total Ohio		11,302

Oklahoma — 2.4%

Bryan County School Finance Authority, Durant Public Schools Project

Rev., 4.00%, 12/1/2028	385	439

Rev., 4.00%, 12/1/2029	415	479

Rev., 4.00%, 12/1/2030	435	501

Carter County Public Facilities Authority, Educational Facilities Lease, Ardmore City Schools Project

Rev., 5.00%, 9/1/2025	365	401

Rev., 5.00%, 9/1/2026	820	920

Rev., 5.00%, 9/1/2027	1,250	1,427

Cleveland County Educational Facilities Authority, Moore Public Schools Project Rev., 4.00%, 6/1/2027	9,000	10,090

Cleveland County Educational Facilities Authority, Norman Public Schools Project Rev., 5.00%, 6/1/2025	3,050	3,398

Custer County Economic Development Authority, Thomas Fay Public Schools

Rev., 4.00%, 12/1/2025	700	751

Rev., 4.00%, 12/1/2027	1,255	1,375

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Oklahoma — continued

Grady County School Finance Authority, Educational Facilities Lease, Minco Public Schools Project

Rev., 5.00%, 9/1/2028	375	449

Rev., 5.00%, 9/1/2029	1,175	1,406

Grady County School Finance Authority, Educational Facilities Lease, Tuttle Public Schools Project Rev., 4.00%, 9/1/2029	300	345

Muskogee Industrial Trust, Muskogee Public Schools Project

Rev., 5.00%, 9/1/2024	890	959

Rev., 5.00%, 9/1/2025	850	938

Rev., 5.00%, 9/1/2026	1,800	2,027

Rev., 5.00%, 9/1/2027	480	551

Rev., 4.00%, 9/1/2028	2,500	2,768

Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project

Rev., 5.00%, 10/1/2022	500	512

Rev., 5.00%, 10/1/2023	355	376

Rev., 5.00%, 10/1/2025	1,000	1,119

Pittsburg County Educational Facilities Authority, McAlester Public Schools Project

Rev., 4.00%, 12/1/2027	125	139

Rev., 4.00%, 12/1/2028	175	195

University of Oklahoma (The), Tax Exempt

Series 2020B, Rev., 5.00%, 7/1/2026	810	926

Series 2020B, Rev., 5.00%, 7/1/2027	430	502

Series 2020B, Rev., 5.00%, 7/1/2028	455	543

Series 2020B, Rev., 5.00%, 7/1/2029	480	584

Series 2020B, Rev., 5.00%, 7/1/2032	1,105	1,354

Wagoner County School Development Authority, Wagoner Public Schools Project

Rev., 4.00%, 9/1/2025	625	666

Rev., 4.00%, 9/1/2027	725	789

Rev., 4.00%, 9/1/2028	300	329

Total Oklahoma		37,258

Oregon — 0.2%

City of Portland, Sewer System, First Lien Series 2014A, Rev., 5.00%, 10/1/2023	40	42

Port of Portland, International Airport

Series 23, Rev., 5.00%, 7/1/2023	1,000	1,051

Series 23, Rev., 5.00%, 7/1/2024	1,595	1,726

Yamhill County Hospital Authority, Friendsview, Tax Exempt Series 2021B-1, Rev., 2.50%, 11/15/2028	500	485

Total Oregon		3,304

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — 7.3%

Allegheny County Sanitary Authority, Sewer

Rev., 5.00%, 12/1/2022	3,000	3,093

Rev., 5.00%, 12/1/2023	4,000	4,267

Berks County Industrial Development Authority, Tower Health Project

Rev., 5.00%, 11/1/2023	1,000	1,040

Rev., 5.00%, 11/1/2024	1,000	1,064

Charleroi Borough Authority Water System

Rev., AGM, 4.00%, 12/1/2024	175	186

Rev., AGM, 4.00%, 12/1/2025	150	163

Rev., AGM, 4.00%, 12/1/2026	100	110

Rev., AGM, 4.00%, 12/1/2027	125	140

Chester County Health and Education Facilities Authority, Main Line Health System

Series 2020A, Rev., 5.00%, 9/1/2026	250	289

Series 2020A, Rev., 5.00%, 9/1/2027	200	235

Series 2020A, Rev., 5.00%, 9/1/2028	175	210

Series 2020A, Rev., 5.00%, 9/1/2029	175	214

City of Philadelphia, Water and Wastewater System

Series 2014A, Rev., 5.00%, 7/1/2022	1,510	1,532

Series 2014A, Rev., 5.00%, 7/1/2024	2,595	2,822

City of Pittsburgh Series 2020A, GO, 5.00%, 9/1/2027	350	412

Commonwealth Financing Authority, Tobacco Master Settlement Payment Rev., 5.00%, 6/1/2022	555	561

County of Chester GO, 4.00%, 7/15/2028	2,500	2,884

County of Lackawanna

Series 2020B, GO, 4.00%, 9/1/2027	1,480	1,652

Series 2020B, GO, 4.00%, 9/1/2028	1,495	1,690

Series 2020B, GO, 4.00%, 9/1/2029	1,525	1,732

County of Northampton

Series 2019A, GO, 4.00%, 10/1/2026	750	825

Series 2019A, GO, 4.00%, 10/1/2027	1,565	1,726

Series 2019A, GO, 4.00%, 10/1/2028	920	1,012

County of Westmoreland Series 2019A, GO, 5.00%, 8/15/2028	3,000	3,574

General Authority of Southcentral Pennsylvania, Hanover Hospital, Inc. Rev., 5.00%, 12/1/2026	1,400	1,562

General Authority of Southcentral Pennsylvania, Wellspan Health Obligated Group Series 2014A, Rev., 5.00%, 6/1/2024	380	412

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	117

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

Lehigh County Industrial Development Authority, PPL Electric Utilities Corp. Project

Series 2016B, Rev., 1.80%, 8/15/2022 (c)	4,000	4,012

Series 2016A, Rev., 1.80%, 9/1/2022 (c)	2,500	2,508

Montgomery County Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 5.00%, 9/1/2024	1,000	1,090

Panther Valley School District

GO, 2.00%, 10/15/2026	750	749

GO, 2.00%, 10/15/2027	680	674

GO, 2.00%, 10/15/2028	300	295

GO, 2.00%, 10/15/2029	300	290

Penn Hills School District

GO, 5.00%, 10/1/2026	4,845	5,551

GO, 5.00%, 10/1/2027	3,585	4,201

GO, 5.00%, 10/1/2028	3,585	4,287

GO, 5.00%, 10/1/2029	3,815	4,648

Pennsylvania Higher Educational Facilities Authority, Trustees of the University Series 2015C, Rev., 5.00%, 10/1/2022	5,055	5,182

Pennsylvania Turnpike Commission Series 2018A-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 0.80%, 3/10/2022 (b)	13,000	13,067

Pittsburgh Water and Sewer Authority, First Lien Series 2019A, Rev., 5.00%, 9/1/2023	270	286

Quaker Valley School District

GO, 5.00%, 10/1/2028	350	424

GO, 5.00%, 10/1/2029	425	525

GO, 5.00%, 10/1/2030	250	312

School District of Philadelphia (The)

Series 2021A, GO, 5.00%, 9/1/2022	1,715	1,750

Series 2021A, GO, 5.00%, 9/1/2023	1,190	1,256

Series 2021A, GO, 5.00%, 9/1/2024	1,265	1,378

Schuylkill Valley School District

GO, 5.00%, 4/1/2022	255	256

GO, 5.00%, 4/1/2022 (d)	95	95

Southeastern Pennsylvania Transportation Authority

Rev., 5.00%, 6/1/2027	635	729

Rev., 5.00%, 6/1/2028	2,265	2,650

Rev., 5.00%, 6/1/2029	3,115	3,707

Sports and Exhibition Authority of Pittsburgh and Allegheny County, Sales Tax

Rev., AGM, 5.00%, 2/1/2028	2,590	3,050

Rev., AGM, 5.00%, 2/1/2029	2,750	3,301

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued

Rev., AGM, 5.00%, 2/1/2030	2,925	3,577

Rev., AGM, 5.00%, 2/1/2031	4,750	5,789

State Public School Building Authority, Community College of Philadelphia Project Rev., 5.00%, 6/15/2024	2,625	2,823

Upper St. Clair Township School District

Series 2019B, GO, 4.00%, 10/1/2028	575	641

Series 2019B, GO, 4.00%, 10/1/2029	420	466

Total Pennsylvania		112,976

Rhode Island — 0.4%

Rhode Island Commerce Corp., Department of Transportation Series 2016-A, Rev., 5.00%, 6/15/2022	25	25

Rhode Island Health and Educational Building Corp., Public School Financing Program

Series 2021F, Rev., 4.00%, 5/15/2027	1,200	1,348

Series 2021F, Rev., 4.00%, 5/15/2028	1,650	1,875

Series 2021F, Rev., 4.00%, 5/15/2029	2,000	2,299

Total Rhode Island		5,547

South Carolina — 0.2%

Piedmont Municipal Power Agency Series 2021A, Rev., 3.00%, 1/1/2023	3,315	3,373

South Dakota — 0.0% (g)

South Dakota Health and Educational Facilities Authority, Sanford Health Obligated Group Series B, Rev., 5.00%, 11/1/2022	375	385

Tennessee — 2.3%

County of Hamilton Series 2020B, GO, 5.00%, 3/1/2027	2,685	3,148

County of Rutherford Series 2015A, GO, 5.00%, 4/1/2026	1,165	1,292

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Chippington Towers Project Rev., 0.45%, 10/1/2024 (c)	10,000	9,607

State of Tennessee

Series 2012-A, GO, 4.00%, 8/1/2022 (d)	7,000	7,098

Series 2021A, GO, 5.00%, 11/1/2033	3,980	5,146

Tennergy Corp., Gas Supply Series 2021A, Rev., 4.00%, 9/1/2028 (c)	6,500	7,175

Tennessee Energy Acquisition Corp., Gas Project

Series 2017A, Rev., 4.00%, 5/1/2022	1,460	1,467

Series 2017A, Rev., 4.00%, 5/1/2023	1,400	1,441

Total Tennessee		36,374

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — 4.5%

Abilene Independent School District, Unlimited Tax School Building GO, PSF-GTD, 4.00%, 2/15/2029	2,000	2,277

Arlington Higher Education Finance Corp., Uplift Education Series 2017A, Rev., PSF-GTD, 4.00%, 12/1/2029	1,000	1,106

Austin Community College District Public Facility Corp., Lease, Highland Campus Parking Garage Project

Series 2018C, Rev., 5.00%, 8/1/2026	250	288

Series 2018C, Rev., 5.00%, 8/1/2027	200	236

Series 2018C, Rev., 5.00%, 8/1/2029	325	382

City of Austin, Airport System

Series 2017B, Rev., AMT, 5.00%, 11/15/2026	1,095	1,242

Series 2017B, Rev., AMT, 5.00%, 11/15/2027	585	664

Series 2017B, Rev., AMT, 5.00%, 11/15/2028	630	713

City of Cedar Park, Utility System Rev., 5.00%, 8/15/2022	560	571

City of Denton GO, 5.00%, 2/15/2023	1,045	1,085

City of El Paso GO, 5.00%, 8/15/2025	4,035	4,524

City of Galveston GO, 4.00%, 5/1/2024	635	672

City of Garland, Water and Sewer System Series 2018A, Rev., 5.00%, 3/1/2026	1,030	1,173

City of Houston, Public Improvement Series 2017A, GO, 5.00%, 3/1/2025	1,195	1,321

County of Galveston, Unlimited Tax

GO, 4.00%, 2/1/2024	980	1,030

GO, 4.00%, 2/1/2025	800	859

Cypress-Fairbanks Independent School District, Unlimited Tax Series 2020A, GO, PSF-GTD, 5.00%, 2/15/2026	3,855	4,386

Forney Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2024	1,310	1,428

Grand Parkway Transportation Corp., System Toll Rev., BAN, 5.00%, 2/1/2023	10,000	10,358

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System Series 2014A, Rev., 5.00%, 12/1/2026	1,910	2,094

Harris County Fresh Water Supply District No. 61 GO, AGM, 3.00%, 9/1/2025	530	558

Hereford Independent School District, School Building, Unlimited Tax

GO, PSF-GTD, 4.00%, 2/15/2028	1,420	1,586

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

GO, PSF-GTD, 4.00%, 2/15/2029	1,480	1,645

Houston Community College System, Limited Tax GO, 5.00%, 2/15/2023 (d)	1,000	1,039

Irving Hospital Authority, Baylor Scott and White Medical Center

Series 2017B, Rev., (SIFMA Municipal Swap Index Yield + 1.10%), 1.30%, 3/10/2022 (b)	1,580	1,581

Series 2017A, Rev., 5.00%, 10/15/2022	250	256

Series 2017A, Rev., 5.00%, 10/15/2028	250	280

Series 2017A, Rev., 5.00%, 10/15/2029	500	559

Katy Independent School District, School Building GO, PSF-GTD, 4.00%, 2/15/2027	290	298

Klein Independent School District, Unlimited Tax Series B, GO, 5.00%, 8/1/2029	525	588

Lewisville Independent School District, Unlimited Tax

GO, PSF-GTD, 5.00%, 8/15/2025	750	792

GO, PSF-GTD, 5.00%, 8/15/2026	750	792

GO, PSF-GTD, 5.00%, 8/15/2027	650	686

Lower Colorado River Authority

Series B, Rev., 5.00%, 5/15/2022	4,700	4,742

Series B, Rev., 5.00%, 5/15/2022 (d)	60	61

North Texas Tollway Authority, First Tier

Series A, Rev., 4.00%, 1/1/2033	2,500	2,733

Odessa Junior College District, Consolidated Fund

Rev., AGM, 4.00%, 7/1/2022	740	748

Rev., AGM, 4.00%, 7/1/2023	950	986

Rev., AGM, 4.00%, 7/1/2025	440	476

Rev., AGM, 4.00%, 7/1/2026	300	331

Rev., AGM, 4.00%, 7/1/2027	430	482

Pasadena Independent School District, School Building, Unlimited Tax Series 2015A, GO, PSF-GTD, 5.00%, 2/15/2028	1,000	1,070

Richardson Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2029	3,165	3,788

S&S Consolidated Independent School District GO, PSF-GTD, 4.00%, 2/15/2028	580	653

Southside Independent School District, School Building, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2022	250	255

Southwest Higher Education Authority, Inc., Southern Methodist University Project

Rev., 5.00%, 10/1/2022	400	410

Rev., 5.00%, 10/1/2023	400	424

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	119

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Texas Municipal Gas Acquisition and Supply Corp., I Gas Supply Senior Lien Series D, Rev., 6.25%, 12/15/2026	1,320	1,485

West Travis County Public Utility Agency

Rev., 5.00%, 8/15/2022	545	556

Rev., 5.00%, 8/15/2023	325	343

Rev., 5.00%, 8/15/2027	350	409

Wichita Falls Independent School District, Unlimited Tax

GO, PSF-GTD, 4.00%, 2/1/2028	1,100	1,249

GO, PSF-GTD, 4.00%, 2/1/2030	800	933

GO, PSF-GTD, 4.00%, 2/1/2031	1,000	1,158

Total Texas		70,361

Utah — 0.9%

City of Salt Lake, International Airport Series 2017A, Rev., AMT, 5.00%, 7/1/2022	1,000	1,013

Utah Infrastructure Agency, Tax-Exempt Telecommunications Series 2017A, Rev., 5.00%, 10/15/2025	8,675	9,629

West Valley City Municipal Building Authority

Rev., AGM, 4.00%, 2/1/2024	500	525

Rev., AGM, 5.00%, 2/1/2025	250	275

Rev., AGM, 5.00%, 2/1/2027	720	833

Rev., AGM, 5.00%, 2/1/2029	1,070	1,233

Total Utah		13,508

Vermont — 0.1%

University of Vermont and State Agricultural College Rev., 5.00%, 10/1/2022	855	876

Virginia — 3.3%

Chesapeake Bay Bridge and Tunnel District General Resolution Rev., BAN, 5.00%, 11/1/2023	8,355	8,857

County of Fairfax, Public Improvement Series 2019A, GO, 4.00%, 10/1/2026	7,715	8,630

County of Loudoun, Public Improvement Series 2016A, GO, 5.00%, 12/1/2026	1,930	2,194

Fairfax County Water Authority Series B, Rev., 5.25%, 4/1/2024	5,615	6,086

Virginia College Building Authority, Educational Facilities, 21st Century College and Equipment Programs

Series 2017E, Rev., 5.00%, 2/1/2027	20,000	23,312

Series 2017C, Rev., 5.00%, 2/1/2028	1,000	1,165

Virginia Resources Authority, Infrastructure Pooled Financing Program Series C, Rev., 5.00%, 11/1/2027	1,235	1,435

Total Virginia		51,679

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Washington — 1.8%

Snohomish County Public Utility District No. 1, Electric System Rev., 5.00%, 12/1/2025	500	567

University of Washington Series 2022C, Rev., 4.00%, 3/8/2022 (c) (f)	7,900	8,761

Washington Health Care Facilities Authority, Commonspirit Health Series B-3, Rev., 5.00%, 8/1/2026 (c)	17,000	18,969

Total Washington		28,297

West Virginia — 0.2%

West Virginia Economic Development Authority, Solid Waste Disposal Facilities, Appalachian Power Co. Amos Project Series 2009A, Rev., 2.63%, 6/1/2022 (c)	2,905	2,913

Wisconsin — 1.9%

Pewaukee School District Series 2019B, GO, 5.00%, 9/1/2027	200	236

State of Wisconsin

Series 2016A, GO, 5.00%, 5/1/2026	5,050	5,615

Series 1, GO, 5.00%, 11/1/2026	1,135	1,317

Sun Prairie Area School District GO, 4.00%, 3/1/2028	2,500	2,802

Wauwatosa School District, School Building and Improvement

Series 2019A, GO, 5.00%, 3/1/2027	5,025	5,880

Series 2019A, GO, 5.00%, 3/1/2029	6,025	7,027

Wisconsin Department of Transportation

Series 2021A, Rev., 5.00%, 7/1/2027	1,650	1,944

Series 2021A, Rev., 5.00%, 7/1/2028	1,200	1,444

Series 2021A, Rev., 5.00%, 7/1/2029	1,970	2,420

Wisconsin Health and Educational Facilities Authority, Aspirus, Inc., Obligated Group Rev., 5.00%, 8/15/2025	325	364

Total Wisconsin		29,049

Total Municipal Bonds (Cost $1,479,863)		1,482,845

Collateralized Mortgage Obligations — 0.0% (g)

FNMA, REMIC Series 2002-36, Class FS, 0.69%, 6/25/2032 (c) (Cost $56)	56	56

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 4.4%

Investment Companies — 4.4%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.04% (h) (i) (Cost $68,564)	68,549	68,570

Total Investments — 99.8% (Cost $1,548,483)		1,551,471
Other Assets Less Liabilities — 0.2%		2,373

NET ASSETS — 100.0%		1,553,844

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COP	Certificate of Participation
FNMA	Federal National Mortgage Association
GO	General Obligation
GTD	Guaranteed
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SIFMA	The Securities Industry and Financial Markets Association
USD	United States Dollar
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2022.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.
(d)	Security is prerefunded or escrowed to maturity.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Amount rounds to less than 0.1% of net assets.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 28, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	121

JPMorgan Sustainable Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 97.8% (a)

Alabama — 0.6%

Black Belt Energy Gas District, Gas Project No. 8 Series 2022A, Rev., 4.00%, 12/1/2029 (b)	645	716

Lower Alabama Gas District (The), Gas Project Series 2016A, Rev., 5.00%, 9/1/2031	1,000	1,208

Total Alabama		1,924

Alaska — 0.1%

Alaska Housing Finance Corp., General Mortgage Series 2016A, Rev., 3.50%, 6/1/2046	425	439

Arizona — 2.7%

Arizona Industrial Development Authority, Aliante & Skye Canyon Campus Project

Series 2021A, Rev., 3.00%, 12/15/2031 (c)	260	252

Series 2021A, Rev., 4.00%, 12/15/2041 (c)	250	257

Arizona Industrial Development Authority, Equitable School Revolving Fund Series 2021A, Rev., 4.00%, 11/1/2030	1,000	1,131

Arizona Industrial Development Authority, Macombs Facility Project

Series 2021A, Rev., 5.00%, 7/1/2032	165	193

Series 2021A, Rev., 5.00%, 7/1/2033	155	181

Series 2021A, Rev., 4.00%, 7/1/2034	165	179

Series 2021A, Rev., 4.00%, 7/1/2035	185	200

Series 2021A, Rev., 4.00%, 7/1/2036	155	167

Series 2021A, Rev., 4.00%, 7/1/2041	500	537

Arizona Industrial Development Authority, Pebble Campus Project Series 2020A, Rev., 4.00%, 7/15/2030 (c)	250	265

Arizona State University Series 2015A, Rev., 5.00%, 7/1/2028	75	84

City of Tucson, Water System Rev., 5.00%, 7/1/2024	2,150	2,336

La Paz County Industrial Development Authority, Harmony Public School Project

Rev., 4.00%, 2/15/2041	420	449

Rev., 4.00%, 2/15/2046	335	357

Maricopa County Industrial Development Authority, Arizona Autism Charter School Project Series 2021A, Rev., 4.00%, 7/1/2041 (c)	200	208

Maricopa County Industrial Development Authority, Arizona Autism Charter Schools Project Series 2021A, Rev., 4.00%, 7/1/2031 (c)	250	266

Maricopa County Industrial Development Authority, HonorHealth Series 2019A, Rev., 5.00%, 9/1/2032	200	239

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued

University of Arizona (The), Stimulus Plan for Economic and Educational Development

Series 2020A, Rev., 5.00%, 8/1/2025	250	281

Series 2020A, Rev., 5.00%, 8/1/2027	750	885

Total Arizona		8,467

California — 4.6%

California Community Housing Agency, Fountains at Emerald Park Series 2021A-2, Rev., 4.00%, 8/1/2046 (c)	300	271

California Community Housing Agency, Glendale Properties Series 2021A-2, Rev., 4.00%, 8/1/2047 (c)	500	464

California Health Facilities Financing Authority, On Lok Senior Health Service

Rev., 3.00%, 8/1/2022	100	101

Rev., 3.00%, 8/1/2025	50	52

California Municipal Finance Authority, Community Health Centers of The Central Coast, Inc.

Series 2021A, Rev., 4.00%, 12/1/2026 (c)	100	105

Series 2021A, Rev., 5.00%, 12/1/2027 (c)	50	56

Series 2021A, Rev., 5.00%, 12/1/2028 (c)	60	68

Series 2021A, Rev., 5.00%, 12/1/2029 (c)	100	113

Series 2021A, Rev., 5.00%, 12/1/2031 (c)	65	75

California Municipal Finance Authority, Eisenhower Medical Center Series 2017B, Rev., 5.00%, 7/1/2026	410	468

California Municipal Finance Authority, San Antonio Gardens Project Series 2022B2, Rev., 2.13%, 11/15/2026	410	404

California Public Finance Authority, Enso Village Project

Series 2021B-1, Rev., 3.13%, 5/15/2029 (c)	300	301

Series 2021A, Rev., 5.00%, 11/15/2036 (c)	300	336

California School Finance Authority, Kipp Socal Projects

Series 2020A, Rev., 5.00%, 7/1/2027 (c)	80	92

Series 2020A, Rev., 5.00%, 7/1/2028 (c)	110	128

Series 2020A, Rev., 5.00%, 7/1/2029 (c)	140	165

Series 2020A, Rev., 5.00%, 7/1/2030 (c)	100	119

Series 2020A, Rev., 4.00%, 7/1/2040 (c)	295	323

California Statewide Communities Development Authority, Emanate Health, Tax-Exempt Series 2020A, Rev., 3.00%, 4/1/2050	2,645	2,565

California Statewide Communities Development Authority, Front Porch Communities and Services Series 2021A, Rev., 4.00%, 4/1/2041	1,000	1,086

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

Contra Costa County Public Financing Authority, Capital Projects Series 2021A, Rev., 4.00%, 6/1/2038	4,185	4,884

CSCDA Community Improvement Authority, Essential Housing, Parallel-Anaheim Rev., 4.00%, 8/1/2056 (c)	500	476

Eastern Municipal Water District Financing Authority, Water and Wastewater System

Series 2020A, Rev., 5.00%, 7/1/2035	500	631

Series 2020A, Rev., 5.00%, 7/1/2036	500	630

State of California, Department of Veterans Affairs, Farm and Home Purchase Program Series B, Rev., 3.50%, 12/1/2045	330	340

Total California		14,253

Colorado — 3.6%

Aspen Fire Protection District

COP, 4.00%, 12/1/2034	200	225

COP, 4.00%, 12/1/2035	225	253

COP, 4.00%, 12/1/2036	350	392

Colorado Educational and Cultural Facilities Authority, Aspen View Academy Project

Rev., 4.00%, 5/1/2027	35	37

Rev., 4.00%, 5/1/2029	35	38

Rev., 4.00%, 5/1/2030	30	32

Rev., 4.00%, 5/1/2031	30	32

Rev., 4.00%, 5/1/2041	90	96

Colorado Educational and Cultural Facilities Authority, Global Village Academy Northglenn Project Rev., 4.00%, 12/1/2030 (c)	595	599

Colorado Educational and Cultural Facilities Authority, Golden View Classical Academy Projects

Rev., 4.00%, 1/1/2026	200	209

Rev., 4.00%, 1/1/2032	475	527

Colorado Educational and Cultural Facilities Authority, University Corp. for Atmospheric Research Project Rev., 5.00%, 9/1/2022	470	480

Colorado Educational and Cultural Facilities Authority, Vega Collegiate Academy Project Rev., 5.00%, 2/1/2034 (c)	300	327

Colorado Health Facilities Authority, Tax Exempt Series 2021B-3, Rev., 2.13%, 5/15/2028	300	297

Colorado Housing and Finance Authority, Single Family Mortgage

Series 2019F, Class I, Rev., GNMA COLL, 4.25%, 11/1/2049	235	251

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Colorado — continued

Series 2020H, Class I, Rev., GNMA COLL, 3.00%, 5/1/2050	935		965

Series 2020B, Class I, Rev., 3.75%, 5/1/2050	1,785		1,879

Colorado School of Mines, Institutional Enterprise Series 2018A, Rev., (ICE LIBOR USD 1 Month + 0.50%), 0.65%, 4/1/2022 (d)	930		927

IDK PARTNERS III Trust, Mortgage Pass-Through Certificates Series 1999A, Rev., 5.10%, 8/1/2023 ‡	—	(e)	—	(e)

Pueblo City Schools GO, 5.00%, 12/15/2031	3,000		3,720

Total Colorado			11,286

Connecticut — 2.1%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program

Series D-1, Rev., 1.35%, 5/15/2022	175		175

Series D-1, Rev., 1.45%, 5/15/2023	1,020		1,023

Series D-1, Rev., 1.50%, 11/15/2023	1,220		1,223

Series 2020A-1, Rev., 3.50%, 11/15/2045	1,135		1,196

Series A-1, Rev., 4.00%, 11/15/2045	135		139

Series D, Subseries D-1, Rev., GNMA/FNMA/FHLMC, 4.00%, 11/15/2047	585		612

Subseries A-1, Rev., 4.00%, 11/15/2047	195		204

Connecticut State Health and Educational Facilities Authority, Yale New Haven Health Series B, Rev., 1.80%, 7/1/2024 (b)	225		227

Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program Series 2019B, Rev., AMT, 5.00%, 11/15/2027	250		290

University of Connecticut Series 2019A, Rev., 5.00%, 11/1/2035	1,250		1,487

Total Connecticut			6,576

Delaware — 1.0%

Delaware State Economic Development Authority, Aspria of Delaware Charter Operations inc. Projects Series 2022A, Rev., 4.00%, 6/1/2042	250		261

Delaware State Economic Development Authority, Newark Charter School, Inc. Project Rev., 4.00%, 9/1/2028	225		246

Delaware State Health Facilities Authority, Beebe Medical Center Project Rev., 5.00%, 6/1/2034	2,200		2,584

Total Delaware			3,091

District of Columbia — 2.3%

District of Columbia, Gallaudet University Project

Rev., 5.00%, 4/1/2027	150		174

Rev., 5.00%, 4/1/2028	160		189

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	123

JPMorgan Sustainable Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

District of Columbia — continued

Series 2021A, Rev., 4.00%, 4/1/2033	165	188

Series 2021A, Rev., 4.00%, 4/1/2034	160	182

Series 2021A, Rev., 4.00%, 4/1/2035	200	226

Series 2021A, Rev., 4.00%, 4/1/2036	200	226

District of Columbia, Rocketship Obligated Group Series 2021A, Rev., 5.00%, 6/1/2031 (c)	400	454

District of Columbia, Two Rivers Public Charter School, Inc.

Rev., 3.00%, 6/1/2030	1,000	1,015

Rev., 5.00%, 6/1/2040	1,000	1,136

Rev., 5.00%, 6/1/2050	500	560

District of Columbia, Water and Sewer Authority, Public Utility, Subordinate Lien Series A, Rev., 5.00%, 10/1/2045	1,500	1,672

Washington Metropolitan Area Transit Authority Series 2017B, Rev., 5.00%, 7/1/2025	1,000	1,118

Total District of Columbia		7,140

Florida — 8.0%

Broward County, Water and Sewer Utility Series 2019A, Rev., 5.00%, 10/1/2038	3,000	3,662

Capital Trust Agency, Inc., Sustainability Bonds -The Marie Rev., 4.00%, 6/15/2031 (c)	150	150

City of Pompano Beach, John Knox Village Project

Rev., 3.50%, 9/1/2035	1,375	1,391

Rev., 4.00%, 9/1/2040	1,000	1,044

City of Port St. Lucie, Utility System Rev., NATL-RE, 5.25%, 9/1/2024	5,000	5,490

County of Broward, Fuel System, Fort Lauderdale Fuel Facilities LLC Project Series A, Rev., AMT, AGM, 5.00%, 4/1/2024	835	869

Florida Development Finance Corp., Educational Facilities, River City Science Academy Projects

Rev., 4.00%, 7/1/2027	290	312

Rev., 4.00%, 7/1/2028	150	162

Rev., 4.00%, 7/1/2029	155	167

Rev., 4.00%, 7/1/2030	215	230

Florida Development Finance Corp., Mater Academy Project Series 2020A, Rev., 5.00%, 6/15/2040	500	557

Florida Development Finance Corp., The Glenridge on Palmer Ranch Project Rev., 4.00%, 6/1/2026	110	116

Lee Memorial Health System Series 2019A-1, Rev., 5.00%, 4/1/2036	1,000	1,197

Miami Beach Redevelopment Agency, City Center, Historic Convention Village Series A, Rev., 5.00%, 2/1/2027	2,000	2,135

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued

Polk County School District Series 2019B, COP, 5.00%, 1/1/2026	515	583

School Board of Miami-Dade County (The) Series 2015D, COP, 5.00%, 2/1/2027	3,000	3,386

Seminole County Industrial Development Authority, Galileo Schools for Gifted Learning Series 2021A, Rev., 4.00%, 6/15/2041 (c)	210	220

South Florida Water Management District COP, 5.00%, 10/1/2032	2,250	2,538

St. Johns County School Board Series 2019A, COP, 5.00%, 7/1/2031	570	695

Total Florida		24,904

Georgia — 1.5%

Albany-Dougherty Inner City Authority, State University Projects

Rev., 5.00%, 7/1/2027	335	388

Rev., 5.00%, 7/1/2028	350	413

Columbus Medical Center Hospital Authority, Piedmont Healthcare Inc., Project Series 2019B, Rev., 5.00%, 7/1/2029 (b)	500	599

Gainesville and Hall County Hospital Authority, Northeast Georgia Health System, Inc., Project Series A, Rev., 5.00%, 2/15/2026	860	968

George L Smith II Congress Center Authority, Convention Center Hotel First Series 2021A, Rev., 2.38%, 1/1/2031	500	465

George L Smith II Congress Center Authority, Convention Center Hotel Second

Series 2021B, Rev., 3.63%, 1/1/2031 (c)	415	392

Series 2021B, Rev., 5.00%, 1/1/2036 (c)	500	521

Georgia Housing and Finance Authority, Single Family Mortgage

Series 2017A, Rev., 4.00%, 12/1/2047	310	323

Series B, Rev., 4.00%, 12/1/2047	605	633

Total Georgia		4,702

Illinois — 4.6%

City of Aurora, Single Family Mortgage

Series B, Rev., GNMA/FNMA/FHLMC, 5.45%, 12/1/2039	56	57

Series 2007-A, Rev., AMT, GNMA/FNMA/FHLMC, 5.50%, 12/1/2039	69	69

Illinois Finance Authority, Plymouth Place, Inc.

Series 2021A, Rev., 5.00%, 5/15/2032	135	152

Series 2021A, Rev., 5.00%, 5/15/2033	145	162

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

Illinois Finance Authority, Social Bonds-Learn Chapter School Project

Rev., 4.00%, 11/1/2030	130	143

Rev., 4.00%, 11/1/2031	135	149

Rev., 4.00%, 11/1/2041	375	408

Illinois Finance Authority, Southern Illinois Healthcare Enterprises, Inc. Series C, Rev., 5.00%, 3/1/2033	365	414

Illinois Housing Development Authority Series C, Rev., GNMA/FNMA/FHLMC COLL, 4.00%, 10/1/2049	1,505	1,596

Illinois Housing Development Authority, Homeowner Mortgage Series C, Rev., 3.50%, 8/1/2046	530	551

Peoria City School District No. 150

Series 2020A, GO, AGM, 4.00%, 12/1/2027	505	563

Southern Illinois University, Housing and Auxiliary Facilities System

Series 2021A, Rev., 4.00%, 4/1/2027	775	857

Series 2021A, Rev., 4.00%, 4/1/2028	715	799

Series 2021A, Rev., 4.00%, 4/1/2029	400	450

Series 2021A, Rev., 4.00%, 4/1/2030	525	596

Series 2021A, Rev., 4.00%, 4/1/2031	500	571

Series 2021A, Rev., 5.00%, 4/1/2032	375	457

Series 2021A, Rev., 5.00%, 4/1/2033	300	366

Southwestern Illinois Development Authority, Flood Prevention District Council Project

Rev., 5.00%, 4/15/2026	250	282

Rev., 5.00%, 4/15/2027	365	423

Rev., 5.00%, 4/15/2028	390	463

Rev., 5.00%, 4/15/2029	290	349

Will County Forest Preservation District, Limited Tax

GO, 5.00%, 12/15/2035	1,170	1,446

GO, 5.00%, 12/15/2036	1,460	1,798

GO, 4.00%, 12/15/2037	1,000	1,121

Total Illinois		14,242

Indiana — 4.1%

City of Goshen, Multi-Family, Green Oaks of Goshen Project Series 2021A, Rev., 5.00%, 8/1/2041 (c)	500	456

City of Jeffersonville, Vivera Senior Living of Jeffersonville Project Series 2020A, Rev., 4.75%, 11/1/2030 (c)	570	561

County of St. Joseph, Economic Development, St. Mary’s College Project Series 2017A, Rev., 5.00%, 4/1/2026	1,880	2,106

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Indiana — continued

Indiana Finance Authority, Educational Facilities, Valparaiso University Project

Rev., 4.00%, 10/1/2034	165	183

Rev., 4.00%, 10/1/2035	220	243

Indiana Finance Authority, First Lien Wastewater, CWA Authority Project Series 2012A, Rev., 5.00%, 10/1/2030	1,250	1,280

Indiana Finance Authority, Rose-Hulman Institute of Technology Project

Rev., 5.00%, 6/1/2031	100	121

Rev., 4.00%, 6/1/2033	110	122

Indiana Finance Authority, State Revolving Fund Program Series 2021A, Rev., 5.00%, 2/1/2031	1,000	1,268

Indiana Health Facility Financing Authority, Ascension Health Credit Group Series A-1, Rev., 5.00%, 11/15/2034	1,670	1,866

Indiana Housing and Community Development Authority, Single Family Mortgage Series 2020A, Rev., 3.75%, 1/1/2049	905	956

Indiana Housing and Community Development Authority, Vita of Marion Project Series 2021B, Rev., 4.00%, 4/1/2024	500	499

Indianapolis Local Public Improvement Bond Bank, Stormwater Project Series 2019F, Rev., 5.00%, 1/1/2037	2,500	3,028

Total Indiana		12,689

Iowa — 1.1%

Iowa Finance Authority, Senior Living Facility, Sunrise Retirement Community Project

Rev., 5.00%, 9/1/2028	195	200

Rev., 5.00%, 9/1/2030	110	111

Rev., 5.00%, 9/1/2031	105	105

Rev., 5.00%, 9/1/2036	445	434

Iowa Finance Authority, Single Family Mortgage-Backed Securities Program Series C, Rev., GNMA/FNMA/FHLMC, 3.50%, 1/1/2047	940	975

Iowa Student Loan Liquidity Corp., Student Loan

Series 2015A, Rev., AMT, 5.00%, 12/1/2025	1,000	1,113

Series 2019B, Rev., AMT, 5.00%, 12/1/2029	300	356

Total Iowa		3,294

Kansas — 0.1%

City of Manhattan, Meadowlark Hills Series 2021A, Rev., 4.00%, 6/1/2036	300	314

Kentucky — 0.4%

Kentucky Public Energy Authority, Gas Supply Series 2022A-1, Rev., 4.00%, 3/8/2022 (b) (f)	1,150	1,284

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	125

JPMorgan Sustainable Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Louisiana — 0.9%

Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 391 Project Rev., 5.00%, 10/1/2028	670	803

Louisiana Public Facilities Authority, Lincoln Preparatory School Project

Series 2021A, Rev., 5.00%, 6/1/2031 (c)	450	480

Series 2021A, Rev., 5.00%, 6/1/2041 (c)	525	545

Louisiana Public Facilities Authority, Mentorship Steam Academy Project

Series 2021A, Rev., 5.00%, 6/1/2036 (c)	385	400

Series 2021A, Rev., 5.00%, 6/1/2042 (c)	440	450

Total Louisiana		2,678

Maine — 0.6%

City of Portland, General Airport Rev., 5.00%, 1/1/2031	370	444

Maine Health and Higher Educational Facilities Authority

Series 2020A, Rev., 4.00%, 7/1/2024 (g)	140	149

Series 2020A, Rev., 4.00%, 7/1/2024	110	116

Series 2020A, Rev., 4.00%, 7/1/2028	650	731

Series 2020A, Rev., 4.00%, 7/1/2028 (g)	210	241

Maine State Housing Authority, Mortgage Purchase

Series B, Rev., AMT, 4.00%, 11/15/2043	10	10

Series A, Rev., 4.00%, 11/15/2045	295	304

Total Maine		1,995

Maryland — 1.0%

County of Baltimore, McDonogh School Facility

Series 2019B, Rev., 3.00%, 9/1/2024	320	323

Series 2019B, Rev., 3.00%, 9/1/2025	475	479

County of Baltimore, Riderwood Village, Inc., Project

Rev., 4.00%, 1/1/2032	475	536

Rev., 4.00%, 1/1/2033	600	677

Maryland Health and Higher Educational Facilities Authority, Stevenson University Project

Rev., 5.00%, 6/1/2029	150	177

Rev., 5.00%, 6/1/2031	175	213

Montgomery County Housing Opportunities Commission, Single Family Mortgage Series 2017A, Rev., 4.00%, 7/1/2048	740	776

Total Maryland		3,181

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Massachusetts — 5.7%

Massachusetts Bay Transportation Authority, Sales Tax

Series 2012B-1, Rev., 5.00%, 7/1/2032	1,600	1,993

Series 2012B-1, Rev., 5.00%, 7/1/2033	3,015	3,752

Massachusetts Clean Water Trust (The), Poll Program Rev., 5.25%, 8/1/2024	3,000	3,290

Massachusetts Development Finance Agency, Southcoast Health System Obligated Group Issue

Series 2021G, Rev., 5.00%, 7/1/2029	150	182

Series 2021G, Rev., 5.00%, 7/1/2030	150	185

Massachusetts Health and Educational Facilities Authority, Massachusetts Institute of Technology Series L, Rev., 5.25%, 7/1/2033	820	1,107

Massachusetts Housing Finance Agency, Single Family Housing

Series 169, Rev., 4.00%, 12/1/2044	35	36

Series 183, Rev., 3.50%, 12/1/2046	105	109

Series 214, Rev., GNMA/FNMA/FHLMC, 3.75%, 12/1/2049	1,065	1,121

Massachusetts Water Resources Authority

Series B, Rev., AGM, 5.25%, 8/1/2028	3,000	3,678

Series B, Rev., AGM, 5.25%, 8/1/2029	2,000	2,509

Total Massachusetts		17,962

Michigan — 0.8%

City of Detroit, Unlimited Tax

Series 2021A, GO, 5.00%, 4/1/2030	475	559

Series 2021A, GO, 5.00%, 4/1/2031	215	257

Eastern Michigan University Series 2017A, Rev., 5.00%, 3/1/2030	575	664

Michigan State Housing Development Authority, Single Family Mortgage Series B, Rev., AMT, 3.50%, 6/1/2047	530	548

Western Michigan University, Tax Exempt

Series 2021A, Rev., AGM, 5.00%, 11/15/2028	105	127

Series 2021A, Rev., AGM, 5.00%, 11/15/2029	100	123

Series 2021A, Rev., AGM, 5.00%, 11/15/2030	100	125

Total Michigan		2,403

Minnesota — 1.8%

City of Rochester, Health Care Facilities, Mayo Clinic Series B, Rev., 5.00%, 11/15/2029	965	1,190

City of Woodbury, Charter School Lease, Woodbury Leadership Academy Project

Series 2021A, Rev., 4.00%, 7/1/2031	175	188

Series 2021A, Rev., 4.00%, 7/1/2041	445	465

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Minnesota — continued

Minneapolis-St. Paul Housing Finance Board, Single Family Mortgage, City Living Home Programs Series 2007A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	140	140

Minnesota Housing Finance Agency, Non Profit Housing, State Appropriation

Rev., 5.25%, 8/1/2024	1,015	1,019

Rev., 5.25%, 8/1/2025	1,070	1,074

Rev., 5.25%, 8/1/2026	825	828

Minnesota Housing Finance Agency, Residential Housing Finance Series B, Rev., AMT, GNMA/FNMA/FHLMC COLL, 4.00%, 7/1/2047	390	408

Minnesota Office of Higher Education, Supplemental Student Loan Program Rev., AMT, 5.00%, 11/1/2027	300	347

Total Minnesota		5,659

Mississippi — 0.4%

Mississippi Home Corp., Single Family Mortgage Series 2019A, Rev., GNMA/FNMA/FHLMC, 4.00%, 12/1/2048	1,125	1,189

Missouri — 1.2%

Health and Educational Facilities Authority of the State of Missouri, Mercy Health Series 2018A, Rev., 5.00%, 6/1/2031	1,000	1,192

Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program Series 2106B, Rev., AMT, GNMA/FNMA/FHLMC COLL, 3.50%, 5/1/2041	710	731

Series 2020A, Rev., GNMA/FNMA/FHLMC, 3.50%, 11/1/2050	1,700	1,785

Total Missouri		3,708

Nebraska — 0.6%

Madison County Hospital Authority No. 1, Faith Regional Health Services Project

Rev., 5.00%, 7/1/2030	1,020	1,123

Rev., 5.00%, 7/1/2031	720	792

Total Nebraska		1,915

Nevada — 0.4%

Carson City Nevada Hospital

Rev., 5.00%, 9/1/2026	555	632

Rev., 5.00%, 9/1/2029	620	716

Total Nevada		1,348

New Hampshire — 2.2%

City of Manchester, School Facilities

Rev., NATL-RE, 5.50%, 6/1/2024	3,545	3,872

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Hampshire — continued

Rev., NATL-RE, 5.50%, 6/1/2027	900	1,071

New Hampshire Business Finance Authority, Springpoint Senior Living Project

Rev., 4.00%, 1/1/2026	265	283

Rev., 4.00%, 1/1/2027	250	269

Rev., 4.00%, 1/1/2028	290	314

Rev., 4.00%, 1/1/2031	290	311

Rev., 4.00%, 1/1/2041	750	789

Total New Hampshire		6,909

New Jersey — 4.3%

Atlantic County Improvement Authority (The), Atlantic City Campus Phase II Project

Series 2021A, Rev., AGM, 5.00%, 7/1/2029	100	121

Series 2021A, Rev., AGM, 5.00%, 7/1/2030	100	123

Series 2021A, Rev., AGM, 5.00%, 7/1/2031	100	125

Series 2021A, Rev., AGM, 5.00%, 7/1/2034	60	75

Series 2021A, Rev., AGM, 5.00%, 7/1/2035	75	93

Series 2021A, Rev., AGM, 4.00%, 7/1/2036	100	114

Series 2021A, Rev., AGM, 4.00%, 7/1/2037	75	85

Egg Harbor Township School District GO, AGM, 5.75%, 7/15/2024	1,215	1,342

Essex County Improvement Authority, CHF-Newark, LLC, NJIT Student Housing Project Series 2021A, Rev., 5.00%, 8/1/2033	170	212

Essex County Improvement Authority, North Star Academy Charter School of Newark, Inc., 2020 Project

Rev., 4.00%, 7/15/2023 (c)	115	119

Rev., 4.00%, 7/15/2025 (c)	370	391

Rev., 4.00%, 7/15/2027 (c)	400	430

Rev., 4.00%, 7/15/2029 (c)	430	467

Rev., 4.00%, 7/15/2030 (c)	200	219

New Jersey Economic Development Authority, School Facilities Construction

Series 2021QQQ, Rev., 5.00%, 6/15/2030	270	323

Series 2021QQQ, Rev., 5.00%, 6/15/2033	300	357

New Jersey Educational Facilities Authority, Stevens Institute of Technology

Series 2020A, Rev., 5.00%, 7/1/2033	350	416

Series 2020A, Rev., 5.00%, 7/1/2034	280	333

New Jersey Health Care Facilities Financing Authority, University Hospital Issue

Series 2015A, Rev., AGM, 5.00%, 7/1/2022	1,000	1,014

Series 2015A, Rev., AGM, 5.00%, 7/1/2023	820	863

Series 2015A, Rev., AGM, 5.00%, 7/1/2026	1,095	1,217

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	127

JPMorgan Sustainable Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New Jersey — continued

New Jersey Higher Education Student Assistance Authority, Senior Student Loan

Series 1A, Rev., AMT, 5.00%, 12/1/2024	1,750	1,914

Series 2019A, Rev., 5.00%, 12/1/2024	1,100	1,205

New Jersey Housing and Mortgage Finance Agency, Riverside Senior Apartments Project Series 2019D, Rev., 1.35%, 6/1/2022 (b)	1,000	1,001

New Jersey Housing and Mortgage Finance Agency, Single Family Housing Series 2018A, Rev., 4.50%, 10/1/2048	805	865

Total New Jersey		13,424

New Mexico — 0.3%

New Mexico Mortgage Finance Authority, Single Family Mortgage Program Series 2019C, Class I, Rev., GNMA/FNMA/FHLMC, 4.00%, 1/1/2050	975	1,035

New York — 4.8%

Broome County Local Development Corp., Good Shepherd Village at Endwell, Inc.

Rev., 3.50%, 7/1/2026	500	525

Rev., 4.00%, 7/1/2031	780	846

Build NYC Resource Corp., New World Preparatory Charter School Project

Series 2021A, Rev., 4.00%, 6/15/2031	150	159

Series 2021A, Rev., 4.00%, 6/15/2041	135	142

Huntington Local Development Corp., Fountaingate Garden Project Series 2021C, Rev., 3.00%, 7/1/2025	860	846

Metropolitan Transportation Authority, Dedicated Tax Fund Series 2012A, Rev., 5.00%, 11/15/2029	1,000	1,029

Monroe County Industrial Development Corp., Highland Hospital of Rochester Project Rev., 5.00%, 7/1/2029	1,000	1,201

New York City Industrial Development Agency, Queens Baseball Stadium Project Rev., AGM, 5.00%, 1/1/2031	500	617

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series FF, Rev., 5.00%, 6/15/2031	1,000	1,114

New York State Dormitory Authority, Montefiore Obligated Group Series 2020A, Rev., 5.00%, 9/1/2027	1,325	1,514

New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2025	1,750	1,903

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Port Authority of New York and New Jersey, Consolidated Series 194, Rev., 5.00%, 10/15/2030	2,000	2,240

State of New York Mortgage Agency, Homeowner Mortgage

Series 197, Rev., 3.50%, 10/1/2044	625	647

Series 195, Rev., 4.00%, 10/1/2046	580	603

Suffolk County Economic Development Corp., St. Johnland Assisted Living Inc., Project Rev., 4.63%, 11/1/2031 (c)	1,250	1,227

Yonkers Economic Development Corp., Charter School of Educational Excellence Project Rev., 4.00%, 10/15/2030	355	375

Total New York		14,988

North Carolina — 1.3%

County of Randolph, Limited Obligation Series B, Rev., 5.00%, 10/1/2026	1,000	1,157

North Carolina Capital Facilities Finance Agency, High Point University Rev., 5.00%, 5/1/2031	500	610

North Carolina Housing Finance Agency, Homeownership Series 43, Rev., GNMA/FNMA/FHLMC, 4.00%, 7/1/2050	555	591

North Carolina Medical Care Commission, Caromont Health Series 2021B, Rev., 5.00%, 2/1/2026 (b)	500	565

North Carolina Medical Care Commission, Lutheran Services for The Aging Series 2021A, Rev., 4.00%, 3/1/2031	290	308

North Carolina Medical Care Commission, The Forest at Duke Project

Rev., 4.00%, 9/1/2033	180	201

Rev., 4.00%, 9/1/2041	415	453

University of North Carolina at Charlotte (The)

Series 2020A, Rev., 5.00%, 10/1/2025	85	96

Series 2020A, Rev., 5.00%, 10/1/2027	200	236

Total North Carolina		4,217

North Dakota — 0.7%

North Dakota Housing Finance Agency, Home Mortgage Finance Program

Series 2016D, Rev., 3.50%, 7/1/2046	245	254

Series D, Rev., 4.00%, 7/1/2046	625	648

Series 2017D, Rev., FHA, 4.00%, 1/1/2048	780	819

University of North Dakota, Housing Infrastructure Project Series 2021A, COP, AGM, 4.00%, 6/1/2051	500	551

Total North Dakota		2,272

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Ohio — 4.9%

American Municipal Power, Inc., Solar Electricity Prepayment Project Series 2019A, Rev., 5.00%, 2/15/2035	825	982

Butler County Port Authority, Community First Solutions

Rev., 4.00%, 5/15/2037	210	235

Series 2021A, Rev., 4.00%, 5/15/2038	110	123

Series 2021A, Rev., 4.00%, 5/15/2039	115	129

Series 2021A, Rev., 4.00%, 5/15/2040	115	129

Series 2021A, Rev., 4.00%, 5/15/2041	125	140

County of Hardin, Economic Development Facilities Improvement, Ohio Northern University

Rev., 4.00%, 5/1/2026	240	241

Rev., 5.00%, 5/1/2030	250	264

Lakota Local School District Series A, GO, NATL-RE, 5.25%, 12/1/2025	1,500	1,711

Northeast Ohio Medical University

Series 2021A, Rev., 5.00%, 12/1/2028	125	145

Series 2021A, Rev., 5.00%, 12/1/2030	65	77

Series 2021A, Rev., 4.00%, 12/1/2035	150	164

Ohio Higher Educational Facility Commission, Case Western University Project

Series 2019C, Rev., 1.63%, 12/1/2026 (b)	500	498

Series 2019B, Rev., 5.00%, 12/1/2031	750	920

Ohio Housing Finance Agency, Mortgage-Backed Securities Program

Series 2016D, Rev., GNMA/FNMA/FHLMC, 4.00%, 3/1/2047	485	508

Series 2020A, Rev., GNMA/FNMA/FHLMC, 3.75%, 9/1/2050	890	947

Ohio State University (The), General Receipts, Multiyear Debt Issuance Program II Series 2021A, Rev., 5.00%, 12/1/2031	845	1,088

Ohio Water Development Authority, Water Pollution Control Loan Fund

Series 2019A, Rev., 5.00%, 6/1/2029	2,645	3,247

Series B, Rev., 5.00%, 12/1/2029	1,615	1,825

Port of Greater Cincinnati Development Authority, FC Cincinnati Public Improvements Project Rev., 3.75%, 12/1/2031 (c)	245	238

University of Akron (The), General Receipts Series 2019A, Rev., 5.00%, 1/1/2030	310	380

Youngstown State University, General Receipts

Rev., AGM, 4.00%, 12/15/2029	775	900

Rev., AGM, 4.00%, 12/15/2030	490	577

Total Ohio		15,468

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oregon — 0.6%

Salem Hospital Facility Authority, Capital Manor Project

Rev., 5.00%, 5/15/2028	155	175

Rev., 4.00%, 5/15/2029	130	140

Rev., 4.00%, 5/15/2047	400	423

Yamhill County Hospital Authority, Friendsview, Tax Exempt

Series 2021B-3, Rev., 1.75%, 11/15/2026	170	166

Series 2021A, Rev., 5.00%, 11/15/2036	305	348

Series 2021A, Rev., 5.00%, 11/15/2046	500	558

Total Oregon		1,810

Other — 0.3%

Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments Series 8, Rev., 5.95%, 11/1/2023 (b)	905	906

Pennsylvania — 7.1%

Allegheny County Hospital Development Authority, Pittsburgh Medical Center Series 2019A, Rev., 5.00%, 7/15/2033	600	725

Bucks County Industrial Development Authority, Grand View Hospital Project Rev., 5.00%, 7/1/2032	500	603

Cambria County General Financing Authority, Mount Aloysius Project Series 2021TT4, Rev., 4.00%, 11/1/2036	535	539

Chester County Industrial Development Authority, Longwood Gardens Project

Rev., 4.00%, 12/1/2024	345	366

Rev., 4.00%, 12/1/2025	250	271

Rev., 4.00%, 12/1/2026	250	276

Rev., 5.00%, 12/1/2027	200	236

Rev., 5.00%, 12/1/2035	175	214

Rev., 5.00%, 12/1/2036	185	225

Rev., 5.00%, 12/1/2037	200	243

City of Erie, Higher Education Building Authority, Gannon University Project—AICUP Financing Program

Series 2021TT1, Rev., 4.00%, 5/1/2036	100	110

Series 2021TT1, Rev., 4.00%, 5/1/2041	100	109

Delaware County Authority, Neumann University

Rev., 4.00%, 10/1/2022	200	203

Rev., 5.00%, 10/1/2023	240	252

Geisinger Authority, Health System Series 2020B, Rev., 5.00%, 2/15/2027 (b)	3,350	3,843

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	129

JPMorgan Sustainable Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

Lancaster Industrial Development Authority, Landis Homes Retirement Community Project

Rev., 4.00%, 7/1/2031	430	454

Rev., 4.00%, 7/1/2037	170	177

Lehigh County Industrial Development Authority, Seven Generation Charter School

Series 2021A, Rev., 4.00%, 5/1/2031	340	358

Series 2021A, Rev., 4.00%, 5/1/2041	885	905

Pennsylvania Economic Development Financing Authority, Presbyterian Senior Living Project Rev., 4.00%, 7/1/2041	750	812

Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System Rev., 4.00%, 8/15/2034	175	200

Pennsylvania Housing Finance Agency, Single Family Mortgage

Series 121, Rev., 3.50%, 10/1/2046	690	711

Series 122, Rev., AMT, 4.00%, 10/1/2046	240	250

Pennsylvania State University (The)

Series 2020E, Rev., 5.00%, 3/1/2029	710	868

Series 2020E, Rev., 5.00%, 3/1/2030	290	362

Series 2020E, Rev., 5.00%, 3/1/2031	710	879

Philadelphia Authority for Industrial Development, City Service Agreement, Affordable Housing Preservation Programs Project

Rev., 5.00%, 12/1/2023	2,020	2,146

Rev., AGM, 5.00%, 12/1/2026	1,550	1,783

Rev., AGM, 5.00%, 12/1/2027	680	789

Philadelphia Authority for Industrial Development, Electrical and Charter School Project Series 2021A, Rev., 4.00%, 6/1/2031	335	364

Philadelphia Authority for Industrial Development, Philadelphia Electrical and Technology Charter School Project Series 2021A, Rev., 4.00%, 6/1/2041	175	181

Philadelphia Authority for Industrial Development, Russell Byers Charter School Project Rev., 5.00%, 5/1/2030	1,200	1,323

West Cornwall Township Municipal Authority, Lebanon Valley Brethren Home Project

Series 2021A, Rev., 4.00%, 11/15/2029	135	151

Series 2021A, Rev., 4.00%, 11/15/2030	190	214

Series 2021A, Rev., 4.00%, 11/15/2031	195	218

Series 2021A, Rev., 4.00%, 11/15/2036	365	404

Series 2021A, Rev., 4.00%, 11/15/2041	370	406

Total Pennsylvania		22,170

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

South Carolina — 0.6%

South Carolina Jobs-Economic Development Authority, Kiawah Life Plan Village, Inc., Project Rev., 8.75%, 7/1/2025 (c)	200	203

South Carolina State Housing Finance and Development Authority

Series 2017A, Rev., 4.00%, 1/1/2047	180	188

Series B, Rev., FHA, GNMA/FNMA/FHLMC, 4.00%, 7/1/2047	470	491

Town of Hilton Head Island, Beach Preservation Fee Pledge Rev., 5.00%, 8/1/2026	1,000	1,119

Total South Carolina		2,001

South Dakota — 0.7%

South Dakota Housing Development Authority, Homeownership Mortgage

Series 2015D, Rev., 4.00%, 11/1/2045	705	731

Series 2019A, Rev., 4.00%, 5/1/2049	1,485	1,570

Total South Dakota		2,301

Tennessee — 1.3%

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Green Hills Series 2020A, Rev., 4.00%, 11/1/2038	1,305	1,357

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Trevecca Nazarene University Project

Series 2021B, Rev., 4.00%, 10/1/2030	105	112

Series 2021B, Rev., 4.00%, 10/1/2031	220	233

Series 2021B, Rev., 4.00%, 10/1/2041	400	418

Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project Series 2019A, Rev., 5.75%, 10/1/2049	1,000	1,035

Tennessee Housing Development Agency, Residential Finance Program

Series 2B, Rev., AMT, 4.00%, 7/1/2043	60	61

Rev., 3.50%, 1/1/2048	960	996

Total Tennessee		4,212

Texas — 5.0%

Arlington Higher Education Finance Corp.

Series 2021A, Rev., 5.00%, 8/15/2027	100	109

Series 2021A, Rev., 5.00%, 8/15/2028	40	43

Series 2021A, Rev., 4.00%, 8/15/2029	40	41

Series 2021A, Rev., 4.00%, 8/15/2030	40	41

Series 2021A, Rev., 4.00%, 8/15/2031	45	46

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Arlington Higher Education Finance Corp., Kipp Texas, Inc.

Rev., PSF-GTD, 5.00%, 8/15/2023	150	158

Rev., PSF-GTD, 5.00%, 8/15/2024	140	152

Rev., PSF-GTD, 5.00%, 8/15/2025	200	224

Rev., PSF-GTD, 5.00%, 8/15/2026	220	253

Rev., PSF-GTD, 5.00%, 8/15/2027	250	295

Arlington Higher Education Finance Corp., Newman International Academy

Rev., 4.00%, 8/15/2031	200	206

Rev., 5.00%, 8/15/2041	300	317

Baytown Municipal Development District, Baytown Convention Center Hotel, First Lien Series 2021A, Rev., 2.50%, 10/1/2031	275	256

Boerne School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/1/2029	1,000	1,222

Brazos Higher Education Authority, Inc., Tax-Exempt Student Loan Program

Series 2020-1A, Rev., AMT, 5.00%, 4/1/2025	350	378

Series 2020-1A, Rev., AMT, 5.00%, 4/1/2026	500	550

City of Austin, Water and Wastewater System Rev., 5.00%, 11/15/2027	665	790

Clear Creek Independent School District, Unlimited Tax Series B, GO, PSF-GTD, 1.35%, 8/15/2022 (b)	500	501

Clifton Higher Education Finance Corp., Yes Prep Public Schools, Inc. Rev., PSF-GTD, 5.00%, 4/1/2029	130	158

Conroe Local Government Corp., Conroe Convention Center Hotel Series 2021A, Rev., 2.50%, 10/1/2031	225	212

Dallas Area Rapid Transit, Sales Tax, Senior Lien Series 2016A, Rev., 5.00%, 12/1/2025 (g)	2,800	3,175

Houston Higher Education Finance Corp., Houston Baptist University Rev., 3.38%, 10/1/2037	250	250

Irving Hospital Authority, Baylor Scott and White Medical Center

Series 2017A, Rev., 5.00%, 10/15/2026	250	284

Series 2017A, Rev., 5.00%, 10/15/2027	500	564

Midtown Redevelopment Authority, Tax Increment Contract

Rev., 4.00%, 1/1/2031	365	409

Rev., 4.00%, 1/1/2032	500	557

New Hope Cultural Education Facilities Finance Corp., Morningside Ministries Project Rev., 4.00%, 1/1/2032 (f)	420	421

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

New Hope Cultural Education Facilities Finance Corp., Westminster Project Rev., 4.00%, 11/1/2055	550	574

Newark Higher Education Finance Corp., The Hughen Center, Inc.

Series 2021A, Rev., PSF-GTD, 5.00%, 8/15/2030	180	221

Series 2021A, Rev., PSF-GTD, 5.00%, 8/15/2031	200	250

Northside Independent School District, School Building, Unlimited Tax GO, PSF-GTD, 1.60%, 8/1/2024 (b)	340	342

Pasadena Independent School District, School Building, Unlimited Tax Series B, GO, PSF-GTD, 1.50%, 8/15/2024 (b)	750	752

San Antonio Education Facilities Corp., University of the Incarnate Word Project Series 2021A, Rev., 4.00%, 4/1/2046	500	531

State of Texas, Water Financial Assistance Series 2015D, GO, 5.00%, 5/15/2033	450	500

Texas State Affordable Housing Corp., Single Family Mortgage, Heroes Home Loan Program Series 2019A, Rev., GNMA COLL, 4.25%, 3/1/2049	500	532

Uptown Development Authority, Tax Increment Contract Rev., 4.00%, 9/1/2033	400	448

Total Texas		15,762

Utah — 2.4%

Mida Mountain Village Public Infrastructure District, Mountain Village Assessment Area #2 Rev., 4.00%, 8/1/2030 (c)	1,000	1,035

Military Installation Development Authority, Tax Allocation and Hotel Tax Series 2021A-1, Rev., 4.00%, 6/1/2036	250	243

Utah Associated Municipal Power System, Horse Butte Wind Project Series 2017B, Rev., 5.00%, 9/1/2033	1,700	1,979

Utah Charter School Finance Authority, The Freedom Academy Foundation, St. George Campus Project Series 2021A, Rev., 3.25%, 6/15/2031 (c)	535	527

Utah Housing Corp., Single Family Mortgage Series D-2, Class III, Rev., FHA, 4.00%, 1/1/2045	675	703

Utah State Board of Regents, Student Fee and Housing System Rev., NATL-RE, 5.25%, 4/1/2023	1,670	1,712

Utah Transit Authority, Sales Tax Series C, Rev., AGM, 5.25%, 6/15/2029	970	1,189

Total Utah		7,388

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	131

JPMorgan Sustainable Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Vermont — 1.7%

Vermont Housing Finance Agency, Multiple Purpose Series B, Rev., AMT, 3.75%, 11/1/2045	520	533

Vermont Student Assistance Corp., Education Loan

Series 2016A, Rev., AMT, 5.00%, 6/15/2023	1,000	1,045

Series 2016A, Rev., AMT, 5.00%, 6/15/2024	1,400	1,501

Series 2016A, Rev., AMT, 5.00%, 6/15/2025	2,150	2,358

Total Vermont		5,437

Virginia — 0.8%

Henrico County Economic Development Authority, Westminster Canterbury Richmond

Rev., 3.00%, 10/1/2029	500	533

Rev., 3.00%, 10/1/2030	500	532

Virginia College Building Authority, Education Facilities, Regent University Project Rev., 5.00%, 6/1/2031	160	189

Virginia Small Business Financing Authority, Senior Lien Rev., AMT, 4.00%, 7/1/2032 (f)	1,000	1,095

Total Virginia		2,349

Washington — 3.8%

FYI Properties, State of Washington District Project Rev., 5.00%, 6/1/2039	5,000	5,900

King County Housing Authority, Highland Village Project

Rev., 5.00%, 1/1/2027	125	143

Rev., 5.00%, 1/1/2028	125	145

Rev., 5.00%, 1/1/2029	125	147

Rev., 4.00%, 1/1/2031	330	374

Rev., 4.00%, 1/1/2034	500	562

Washington Health Care Facilities Authority, Multi-care Health System Series B, Rev., 5.00%, 8/15/2035	1,850	2,173

Washington Higher Education Facilities Authority, Seattle Pacific University Project Series 2020A, Rev., 5.00%, 10/1/2035	710	849

Washington State Housing Finance Commission, Single Family Program

Series 2A-R, Rev., AMT, 3.50%, 12/1/2046	130	133

Series 2N, Rev., GNMA/FNMA/FHLMC, 3.50%, 6/1/2047	1,270	1,312

Total Washington		11,738

Wisconsin — 4.3%

Public Finance Authority, Carson Valley Medical Center Series 2021A, Rev., 4.00%, 12/1/2041	250	279

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — continued

Public Finance Authority, College Achieve Central Charter School Project

Series 2021A, Rev., 5.00%, 6/15/2027 (c)	260	286

Series 2021A, Rev., 5.00%, 6/15/2029 (c)	285	313

Series 2021A, Rev., 5.00%, 6/15/2031 (c)	315	341

Public Finance Authority, Coral Academy of Science Series 2021A, Rev., 4.00%, 7/1/2041	500	528

Public Finance Authority, Ripple Ranch, LLC Obligate Series 2021A, Rev., 5.25%, 12/1/2051 (c)	200	171

Public Finance Authority, Roseman University of Health Rev., 4.00%, 4/1/2032 (c)	230	243

Public Finance Authority, The Carmelite System, Inc., Obligated Group

Rev., 3.25%, 1/1/2025	580	605

Rev., 3.25%, 1/1/2026	1,545	1,617

Public Finance Authority, Vitcus Group Project Series 2022A, Rev., 4.00%, 12/1/2031 (c) (f)	240	241

Wisconsin Health and Educational Facilities Authority, Agnesian Healthcare, Inc.

Rev., 5.00%, 7/1/2024	250	271

Rev., 5.00%, 7/1/2025	250	279

Wisconsin Health and Educational Facilities Authority, Franciscan Sisters of Christian Charity Sponsored Ministries, Inc.

Series 2017A, Rev., 5.00%, 9/1/2022 (g)	520	531

Series 2017A, Rev., 5.00%, 9/1/2023 (g)	550	580

Series 2017A, Rev., 5.00%, 9/1/2024 (g)	580	631

Series 2017A, Rev., 5.00%, 9/1/2025 (g)	235	262

Series 2017A, Rev., 5.00%, 9/1/2026 (g)	385	441

Series 2017A, Rev., 5.00%, 9/1/2027 (g)	785	922

Wisconsin Health and Educational Facilities Authority, Gundersen Health System Series 2021A, Rev., 4.00%, 10/15/2034	725	843

Wisconsin Health and Educational Facilities Authority, Lawrence University of Wisconsin Rev., 4.00%, 2/1/2023	280	286

Wisconsin Health and Educational Facilities Authority, Marshfield Clinic Health System, Inc.

Series C, Rev., 5.00%, 2/15/2027	400	461

Series C, Rev., 5.00%, 2/15/2028	575	660

Series C, Rev., 5.00%, 2/15/2029	375	430

Wisconsin Health and Educational Facilities Authority, Milwaukee Regional Medical Center Thermal Service Rev., 5.00%, 4/1/2035	1,165	1,395

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Wisconsin — continued

Wisconsin Health and Educational Facilities Authority, Three Pillars Senior Living Communities Rev., 4.00%, 8/15/2041	825	900

Total Wisconsin		13,516

Wyoming — 0.5%

Wyoming Community Development Authority

Series 5, Rev., 4.00%, 12/1/2046	505	528

Series 2020-2, Rev., 3.00%, 6/1/2049	945	979

Total Wyoming		1,507

Total Municipal Bonds (Cost $303,607)		306,053

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.6%

Investment Companies — 1.6%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.04% (h) (i) (Cost $4,995)	4,994	4,996

Total Investments — 99.4% (Cost $308,602)		311,049
Other Assets Less Liabilities — 0.6%		1,870

NET ASSETS — 100.0%		312,919

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
CHESLA	Connecticut Higher Education Supplemental Loan Authority
COLL	Collateral
COP	Certificate of Participation
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue
USD	United States Dollar

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2022.
(e)	Amount rounds to less than one thousand.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Security is prerefunded or escrowed to maturity.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 28, 2022.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of February 28, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 10 Year Ultra Note	(12)	06/2022	USD	(1,697)	(16)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	133

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 95.7% (a)

Alabama — 2.4%

Black Belt Energy Gas District, Gas Project No. 8 Series 2022A, Rev., 4.00%, 12/1/2029 (b)	300	333

Black Belt Energy Gas District, Gas Supply Series 2021A, Rev., LIQ: Royal Bank of Canada, 4.00%, 12/1/2031 (b)	5,000	5,770

City of Trussville, Warrants Series 2018A, GO, 4.00%, 8/1/2032	25	28

Montgomery County Public Building Authority, Facilities Project Rev., 5.00%, 3/1/2024 (c)	1,000	1,076

Montgomery Water Works and Sanitary Sewer Board

Series 2019A, Rev., 4.00%, 9/1/2036	515	589

Series 2019A, Rev., 4.00%, 9/1/2037	800	915

Series 2019A, Rev., 4.00%, 9/1/2038	830	948

Southeast Alabama Gas Supply District (The), Project No. 1 Series 2018A, Rev., 4.00%, 4/1/2024 (b)	500	522

Southeast Alabama Gas Supply District (The), Project No. 2 Series 2018A, Rev., 4.00%, 6/1/2024 (b)	835	875

Southeast Energy Authority A Cooperative District, Project No. 2 Series 2021B, Rev., 4.00%, 12/1/2031 (b)	4,000	4,538

UAB Medicine Finance Authority

Series B-2, Rev., 3.50%, 9/1/2035	160	172

Series B-2, Rev., 5.00%, 9/1/2037	30	35

Total Alabama		15,801

Alaska — 0.3%

Alaska Housing Finance Corp., General Mortgage Series 2016A, Rev., 3.50%, 6/1/2046	420	434

Alaska Industrial Development and Export Authority, Tanana Chiefs Conference Project Series 2019A, Rev., 4.00%, 10/1/2044	1,500	1,642

Total Alaska		2,076

Arizona — 2.2%

Arizona Industrial Development Authority, Aliante & Skye Canyon Campus Project Series 2021A, Rev., 4.00%, 12/15/2051 (d)	350	355

Arizona Industrial Development Authority, Children’s National Medical Center Series 2020A, Rev., 3.00%, 9/1/2050	2,600	2,555

Arizona Industrial Development Authority, Doral Academy of Northern Nevada Project Series 2021A, Rev., 4.00%, 7/15/2051 (d)	250	253

Arizona Industrial Development Authority, Equitable School Revolving Fund Series 2020A, Rev., 4.00%, 11/1/2045	1,000	1,095

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued

Arizona Industrial Development Authority, Equitable School Revolving Fund LLC Series 2021A, Rev., 4.00%, 11/1/2046	1,300	1,433

Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project Series 2019A, Rev., 4.50%, 1/1/2049	4,000	3,246

Arizona Industrial Development Authority, Macombs Facility Project Series 2021A, Rev., 4.00%, 7/1/2051	1,125	1,187

Arizona Industrial Development Authority, Phoenix Children’s Hospital Series 2020A, Rev., 3.00%, 2/1/2045	1,000	986

Arizona Industrial Development Authority, Pinecrest Academy, Canyon Campus Project Rev., 5.00%, 7/15/2040 (d)	2,515	2,788

City of Chandler, Excise Tax Rev., 5.00%, 7/1/2028	25	29

City of Phoenix Civic Improvement Corp., Civic Plaza Expansion Series 2005B, Rev., BHAC-CR, FGIC, 5.50%, 7/1/2036	125	172

County of Pinal Rev., 4.00%, 8/1/2036	50	56

Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2032	350	400

Series 2018A, Rev., 5.00%, 7/1/2033	150	172

Series 2018A, Rev., 5.00%, 7/1/2037	200	228

Maricopa County Special Health Care District, Integrated Health Services Series 2018C, GO, 5.00%, 7/1/2033	10	12

Maricopa County Unified School District No. 11,Peoria, School Improvement GO, 4.00%, 7/1/2034	10	11

University of Arizona (The) Rev., 5.00%, 6/1/2033	40	46

Total Arizona		15,024

Arkansas — 0.1%

County of Pulaski, Arkansas Children’s Hospital Rev., 5.00%, 3/1/2029	350	401

University of Arkansas, Student Fee, UALR Campus Rev., 5.00%, 10/1/2029	100	113

University of Arkansas, Various Facility Fayetteville Campus Series 2016A, Rev., 5.00%, 11/1/2037	185	213

University of Arkansas, Various Facility Monticello Campus Series 2017A, Rev., 5.00%, 12/1/2027	100	117

Total Arkansas		844

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — 7.7%

Alta Loma School District, Election of 2016 Series 2017A, GO, 5.00%, 8/1/2032	60	70

Bay Area Toll Authority, Toll Bridge Series S-7, Rev., 4.00%, 4/1/2032	35	39

Calexico Unified School District

GO, 4.00%, 8/1/2040	1,585	1,809

GO, 4.00%, 8/1/2041	1,745	1,983

California Educational Facilities Authority, Claremont McKenna College Series 2015A, Rev., 4.00%, 1/1/2026 (c)	500	549

California Health Facilities Financing Authority, On Lok Senior Health Service Rev., 5.00%, 8/1/2050	1,000	1,165

California Health Facilities Financing Authority, Sutter Health Series 2016A, Rev., 5.00%, 11/15/2025 (c)	250	282

California Municipal Finance Authority, Community Health System

Series 2021A, Rev., 3.00%, 2/1/2046	1,000	958

Series 2021A, Rev., 4.00%, 2/1/2051	2,000	2,205

California Public Finance Authority, Enso Village Project Series 2021A, Rev., 5.00%, 11/15/2051 (d)	500	548

California Public Finance Authority, Henry Mayo Newhall Hospital

Rev., 5.00%, 10/15/2037	500	568

Rev., 5.00%, 10/15/2047	1,000	1,123

California School Finance Authority, Green Dot Public School Projects

Series 2018A, Rev., 5.00%, 8/1/2022 (d)	80	81

Series 2018A, Rev., 5.00%, 8/1/2023 (d)	175	184

Series 2018A, Rev., 5.00%, 8/1/2024 (d)	160	172

Series 2018A, Rev., 5.00%, 8/1/2025 (d)	150	165

Series 2018A, Rev., 5.00%, 8/1/2026 (d)	150	168

Series 2018A, Rev., 5.00%, 8/1/2027 (d)	150	171

Series 2018A, Rev., 5.00%, 8/1/2028 (d)	190	220

California State Public Works Board, Riverside Campus Series 2017H, Rev., 5.00%, 4/1/2027	10	12

California State University, Systemwide

Series 2019A, Rev., 5.00%, 11/1/2036	30	37

Series 2016A, Rev., 5.00%, 11/1/2041	45	51

Series 2017A, Rev., 5.00%, 11/1/2042	30	35

Series 2016A, Rev., 5.00%, 11/1/2045	25	28

California Statewide Communities Development Authority, Marin General Hospital Project Series 2018A, Rev., 4.00%, 8/1/2045	1,500	1,528

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

California Statewide Communities Development Authority, San Francisco Campus for Jewish Living Project Rev., 4.00%, 11/1/2051	1,150	1,284

City of Los Angeles Department of Airports, International Airport Subordinate

Series A, Rev., AMT, 5.00%, 5/15/2038	1,250	1,299

Series 2019E, Rev., AMT, 5.00%, 5/15/2039	155	185

County of Santa Clara, Campbell Union High School District

GO, 3.00%, 8/1/2030	620	647

GO, 3.00%, 8/1/2031	30	31

CSCDA Community Improvement Authority, Essential Housing, Jefferson-Anaheim Rev., 3.13%, 8/1/2056 (d)	2,000	1,664

CSCDA Community Improvement Authority, Essential Housing, Oceanaire-Long Beach Series 2021A-2, Rev., 4.00%, 9/1/2056 (d)	2,115	2,119

CSCDA Community Improvement Authority, Essential Housing, Parallel-Anaheim Rev., 4.00%, 8/1/2056 (d)	1,500	1,427

CSCDA Community Improvement Authority, Essential Housing, Pasadena Portfolio Series 2021A-1, Rev., 2.65%, 12/1/2046 (d)	365	332

East Bay Municipal Utility District, Wastewater System Series 2015A-1, Rev., 5.00%, 6/1/2036	2,450	2,728

East Bay Municipal Utility District, Water System Series B, Rev., 5.00%, 6/1/2033	515	574

Eastern Municipal Water District Financing Authority, Water and Wastewater System

Series 2020A, Rev., 4.00%, 7/1/2037	450	524

Series 2020A, Rev., 4.00%, 7/1/2038	1,000	1,160

El Monte City School District GO, BAN, Zero Coupon, 4/1/2023	900	889

Franklin-Mckinley School District, Election of 2020 Series A, GO, 4.00%, 8/1/2049	1,415	1,562

Huntington Beach Union High School District

COP, AGM, 5.00%, 9/1/2031	115	146

COP, AGM, 4.00%, 9/1/2032	100	118

COP, AGM, 4.00%, 9/1/2033	110	129

COP, AGM, 4.00%, 9/1/2034	115	134

COP, AGM, 4.00%, 9/1/2035	100	116

Los Angeles Community College District, Election of 2008 Series F, GO, 5.00%, 8/1/2023 (c)	60	63

Los Angeles County Metropolitan Transportation Authority, Measure J Junior Subordinate Sales Tax Series 2020A, Rev., 5.00%, 6/1/2030	20	25

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	135

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

Los Angeles Department of Water and Power, Power System

Series 2019D, Rev., 5.00%, 7/1/2038	35	43

Series 2014D, Rev., 5.00%, 7/1/2044	60	65

Los Angeles Unified School District, Election of 2008 Series 2018B-1, GO, 5.00%, 7/1/2037	30	36

Millbrae Redevelopment Agency Successor Agency, Millbrae Redevelopment Project Rev., 4.00%, 8/1/2035	150	161

Moulton-Niguel Water District Rev., 5.00%, 9/1/2038	35	43

Mount San Antonio Community College District, Election of 2008 Series A, GO, 0.00%, 8/1/2043	7,150	7,760

Mountain View Shoreline Regional Park Community Series 2018A, Rev., AGM, 5.00%, 8/1/2034	25	30

Orange County Water District Series 2017A, Rev., 5.00%, 8/15/2034	650	754

Rim of the World Unified School District Series 2010B, GO, AGM, Zero Coupon, 8/1/2039	25	15

Riverside County Transportation Commission, Sales Tax Series 2017A, Rev., 5.00%, 6/1/2039	150	175

Riverside Public Financing Authority, Riverside Pavement Rehabilitation Project COP, AGM, 5.00%, 6/1/2033	1,500	1,570

San Diego Unified School District, Dedicated Unlimited Ad Valorem Property Tax, Election of 2008 Series 2012E, GO, Zero Coupon, 7/1/2049	1,000	439

San Francisco City and County Public Utilities Commission Power

Series 2021A, Rev., 4.00%, 11/1/2038	2,585	2,973

Series 2021B, Rev., 4.00%, 11/1/2038	1,140	1,311

San Lorenzo Valley Unified School District, Election of 2020

Series 2020A, GO, 4.00%, 8/1/2045	1,000	1,118

Series 2020A, GO, 5.00%, 8/1/2050	2,505	2,953

Santa Clara Valley Transportation Authority, Sales Tax Series 2018A, Rev., 5.00%, 6/1/2024	30	33

Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo, Election of 2004 GO, Zero Coupon, 8/1/2023 (c)	2,450	1,153

South Monterey County Joint Union High School District, Election of 2018 Series A-1, GO, AGM, 5.00%, 8/1/2035	15	18

Total California		51,957

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — 3.6%

Brighton Crossing Metropolitan District No. 6, Limited Tax Series 2020A, GO, 5.00%, 12/1/2050	670	695

Broadway Park North Metropolitan District No. 2, Limited Tax GO, 5.00%, 12/1/2049 (d)	650	688

Colorado Crossing Metropolitan District No. 2, Limited Tax Series 2020A-2, GO, 5.00%, 12/1/2050	2,000	2,047

Colorado Educational and Cultural Facilities Authority, Aspen View Academy Project Rev., 4.00%, 5/1/2051	175	184

Colorado Educational and Cultural Facilities Authority, Global Village Academy Northglenn Project Rev., 5.00%, 12/1/2050 (d)	740	766

Colorado Health Facilities Authority, Commonspirit Health Series 2019A-2, Rev., 4.00%, 8/1/2049	2,500	2,692

Colorado Health Facilities Authority, Parkview Medical Center, Inc., Project Series 2020A, Rev., 4.00%, 9/1/2050	675	727

Colorado Health Facilities Authority, Vail Valley Medical Centre Project Rev., 4.00%, 1/15/2045	1,095	1,161

County of Adams COP, 4.00%, 12/1/2040	2,815	2,979

County of El Paso, The Colorado College Project Series 2020A, Rev., 5.00%, 6/1/2031	250	307

Denver Health and Hospital Authority

Series 2019A, Rev., 4.00%, 12/1/2040	1,635	1,786

Series A, Rev., 5.25%, 12/1/2045	1,000	1,053

Larimer County School District No. R-1 Poudre GO, 5.00%, 12/15/2037	1,000	1,212

Raindance Metropolitan District No. 1, Non-Potable Water System Rev., 5.25%, 12/1/2050	1,000	1,038

State of Colorado

Series 2018A, COP, 5.00%, 9/1/2031	20	24

Series 2021A, COP, 5.00%, 12/15/2032	1,500	1,918

State of Colorado Department of Transportation Headquarters Facilities, Headquarters Facilities Lease Purchase Agreement COP, 5.00%, 6/15/2041	1,000	1,114

Transport Metropolitan District No. 3, Limited Tax

Series 2021A-1, GO, 5.00%, 12/1/2041	1,700	1,833

Series 2021A-1, GO, 5.00%, 12/1/2051	1,000	1,057

Vauxmont Metropolitan District, Subordinate Convertible Tax

GO, AGM, 5.00%, 12/15/2024	265	290

GO, AGM, 5.00%, 12/15/2025	250	280

Total Colorado		23,851

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Connecticut — 0.9%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program

Series A-1, Rev., 4.00%, 11/15/2045	50	52

SubSeries A-1, Rev., 4.00%, 11/15/2047	200	209

Connecticut State Health and Educational Facilities Authority, Covenant Home, Inc. Series B, Rev., 5.00%, 12/1/2025	1,000	1,124

Connecticut State Health and Educational Facilities Authority, Sacred Heart University Series K, Rev., 4.00%, 7/1/2045	2,875	3,160

State of Connecticut

Series 2016D, GO, 5.00%, 8/15/2026	25	29

Series 2012G, GO, 4.00%, 10/15/2027	45	46

Series A, GO, 5.00%, 4/15/2029	150	174

State of Connecticut, Special Tax Transportation Infrastructure Purposes

Series 2016A, Rev., 5.00%, 9/1/2027	25	29

Series 2018B, Rev., 5.00%, 10/1/2033	55	66

Town of New Canaan

GO, 4.00%, 10/1/2036	240	276

GO, 4.00%, 10/1/2037	370	426

GO, 4.00%, 10/1/2039	100	114

University of Connecticut Series 2015A, Rev., 5.00%, 2/15/2028	15	16

Total Connecticut		5,721

Delaware — 1.4%

County of New Castle GO, 5.00%, 4/1/2027	25	29

Delaware State Economic Development Authority, Acts Retirement-Life Communities, Inc., Obligated Group Series 2018-B, Rev., 5.00%, 11/15/2048	1,000	1,111

Delaware State Economic Development Authority, Newark Charter School, Inc., Project

Series A, Rev., 5.00%, 9/1/2036	500	558

Series A, Rev., 5.00%, 9/1/2046	500	551

Rev., 5.00%, 9/1/2050	1,500	1,740

Delaware State Economic Development Authority, St. Andrews School Project Rev., 4.00%, 7/1/2041	3,000	3,412

Delaware State Health Facilities Authority, Bayhealth Medical Center Project

Series 2017A, Rev., 4.00%, 7/1/2033	25	27

Series 2017A, Rev., 4.00%, 7/1/2043	1,275	1,384

University of Delaware Series 2019A, Rev., 5.00%, 11/1/2045	500	687

Total Delaware		9,499

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

District of Columbia — 1.5%

District of Columbia, Kipp DC Charter School Series A, Rev., 6.00%, 7/1/2023 (c)	1,000	1,065

District of Columbia, Kipp DC Project

Series 2017B, Rev., 5.00%, 7/1/2027	30	34

Series 2017B, Rev., 5.00%, 7/1/2037	25	28

Rev., 4.00%, 7/1/2039	600	652

Rev., 4.00%, 7/1/2044	1,240	1,332

District of Columbia, National Public Radio, Inc. Rev., 5.00%, 4/1/2024 (c)	25	27

District of Columbia, Rocketship Obligated Group

Series 2021A, Rev., 5.00%, 6/1/2041 (d)	250	279

Metropolitan Washington Airports Authority Aviation

Series 2012A, Rev., AMT, 5.00%, 10/1/2022	60	61

Series A, Rev., AMT, 5.00%, 10/1/2030	50	57

Series 2017A, Rev., AMT, 5.00%, 10/1/2032	415	478

Washington Metropolitan Area Transit Authority Series B, Rev., 5.00%, 7/1/2042	5,010	5,788

Total District of Columbia		9,801

Florida — 4.0%

City of Jacksonville Series B, Rev., 5.00%, 10/1/2024	20	22

City of Lakeland, Capital Improvement

Series 2021A, Rev., 5.00%, 10/1/2038	200	269

Series 2021A, Rev., 5.00%, 10/1/2039	275	371

Series 2021A, Rev., 5.00%, 10/1/2040	290	392

Series 2021A, Rev., 5.00%, 10/1/2041	200	272

City of Lauderhill, Water and Sewer System Rev., 4.00%, 10/1/2027	15	17

City of Leesburg, Electric System Rev., 5.00%, 10/1/2031	15	17

City of Miami Beach, Stormwater Rev., 4.00%, 9/1/2045	25	27

City of Pompano Beach, John Knox Village Project

Series 2021B-2, Rev., 1.45%, 1/1/2027	140	133

Series 2021A, Rev., 4.00%, 9/1/2051	3,400	3,502

City of Port St. Lucie, Utility System Rev., 5.00%, 9/1/2028	25	30

City of South Miami Health Facilities Authority, Inc., Baptist Health South Florida Obligated Group Rev., 4.00%, 8/15/2042	20	22

City of Tallahassee, Utility System Rev., 5.00%, 10/1/2023	10	11

City of Tampa, H. Lee Moffitt Cancer Center Project Series 2020B, Rev., 5.00%, 7/1/2050	2,790	3,270

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	137

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Florida — continued

City of Tampa, The University of Tampa Project Series 2020A, Rev., 4.00%, 4/1/2050	2,000	2,166

County of Hillsborough, Parks and Recreation Program GO, NATL-RE, 5.25%, 7/1/2025	2,415	2,613

County of Miami-Dade, Public Health Trust Program Series A, GO, 5.00%, 7/1/2036	1,545	1,891

County of Miami-Dade, Subordinate Special Obligation Rev., 4.00%, 10/1/2040	105	113

County of Sarasota, Utility System

Series 2019A, Rev., 5.00%, 10/1/2038	25	30

Series 2016A, Rev., 4.00%, 10/1/2043	65	71

East Central Regional Wastewater Treatment Facilities Operation Board Rev., 5.00%, 10/1/2028	30	36

Florida Atlantic University Finance Corp., Student Housing Project

Series 2019A, Rev., 5.00%, 7/1/2031	15	18

Series 2019B, Rev., 5.00%, 7/1/2034	120	143

Florida Development Finance Corp., The Mayflower Retirement Community Project Series 2021A, Rev., 4.00%, 6/1/2041 (d)	2,325	2,448

Florida Governmental Utility Authority

Rev., AGM, 4.00%, 10/1/2034	600	683

Rev., AGM, 4.00%, 10/1/2035	1,000	1,138

Rev., AGM, 4.00%, 10/1/2036	370	421

Florida Gulf Coast University Financing Corp., Housing Project

Series 2020A, Rev., 4.00%, 2/1/2035	300	337

Series 2020A, Rev., 4.00%, 2/1/2037	730	816

Series 2020A, Rev., 4.00%, 2/1/2038	535	596

Florida State Board of Governors, International University Dormitory Series 2015A, Rev., 4.00%, 5/1/2034	30	32

Miami-Dade County Health Facilities Authority, Niklaus Children’s Hospital Series 2021A, Rev., 4.00%, 8/1/2051	2,000	2,197

Monroe County School District

Series 2018A, COP, 5.00%, 6/1/2032	100	116

Series 2018A, COP, 5.00%, 6/1/2034	40	46

Orange County Convention Center, Tourist Development Tax Series 2016A, Rev., 4.00%, 10/1/2036	40	43

Orange County Health Facilities Authority, Orlando Health Obligated Group Series B, Rev., 4.00%, 10/1/2045	215	229

South Broward Hospital District, Memorial Healthcare System Rev., 5.00%, 5/1/2023	10	10

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued

State of Florida Department of Transportation Turnpike System Series 2018A, Rev., 5.00%, 7/1/2033	55	66

Volusia County Educational Facility Authority, Embry Riddle Aeronautical University, Inc., Project

Series 2020A, Rev., 4.00%, 10/15/2037	725	802

Series 2020A, Rev., 4.00%, 10/15/2038	750	829

Series 2020A, Rev., 4.00%, 10/15/2039	350	386

Total Florida		26,631

Georgia — 4.5%

Carroll City-County Hospital Authority, Tanner Medical Center Project Rev., GTD, 4.00%, 7/1/2050	1,450	1,633

City of Bainbridge, Combined Utility Rev., 4.00%, 12/1/2046	1,000	1,144

Dalton Development Authority of The City of Dalton, Hamilton Health Care System Rev., NATL-RE, 5.50%, 8/15/2026	1,985	2,151

Dalton Whitfield County Joint Development Authority, Hamilton Health Care System Rev., 4.00%, 8/15/2041	1,000	1,096

Development Authority for Fulton County, WellStar Health System, Inc., Project Series 2020A, Rev., 4.00%, 4/1/2050	2,080	2,274

George L Smith II Congress Center Authority, Convention Center Hotel First Series 2021A, Rev., 4.00%, 1/1/2054	500	510

George L Smith II Congress Center Authority, Convention Center Hotel Second Series 2021B, Rev., 5.00%, 1/1/2054 (d)	1,145	1,165

Georgia Higher Education Facilities Authority, USG Real Estate Foundation II LLC Projects Rev., 4.00%, 6/15/2038	2,000	2,237

Georgia Housing and Finance Authority, Single Family Mortgage SubSeries A-1, Rev., AMT, 4.00%, 6/1/2044	45	46

Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System Project Rev., 4.00%, 8/1/2038	1,000	1,130

Main Street Natural Gas, Inc., Gas Supply

Series 2018A, Rev., LIQ: Royal Bank of Canada, 4.00%, 9/1/2023 (b)	5,000	5,190

Series 2019B, Rev., 4.00%, 12/2/2024 (b)	8,600	9,185

Metropolitan Atlanta Rapid Transit Authority, Sales Tax, Third Indenture Series 2007A, Rev., NATL-RE, 5.25%, 7/1/2028	110	134

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Georgia — continued

Private Colleges and Universities Authority, Emory University Series 2020B, Rev., 4.00%, 9/1/2041	750	855

Private Colleges and Universities Authority, Mercer University Project Rev., 4.00%, 10/1/2050	1,350	1,457

Total Georgia		30,207

Hawaii — 0.3%

City & County Honolulu, Wastewater System Series 2019B, Rev., 5.00%, 7/1/2040	35	43

City & County of Honolulu Series A, GO, 5.00%, 10/1/2037	1,970	2,202

Total Hawaii		2,245

Idaho — 0.0% (e)

Idaho Health Facilities Authority, Trinity Health Credit Group Series 2016ID, Rev., 5.00%, 12/1/2045	75	84

University of Idaho

Series 2018A, Rev., 5.00%, 4/1/2028 (c)	20	24

Series 2018A, Rev., 5.00%, 4/1/2035	5	6

Total Idaho		114

Illinois — 5.6%

City of Rockford, Waterworks System Series 2018B, GO, 4.00%, 12/15/2022	105	107

Community Unit School District No. 427 DeKalb and Kane Counties Illinois, Limited Tax

Series 2021B, GO, 4.00%, 2/1/2039	410	456

Series 2021B, GO, 4.00%, 2/1/2040	455	505

Series 2021B, GO, 4.00%, 2/1/2041	465	516

Cook County Forest Preserve District, Limited Tax Series B, GO, 5.00%, 12/15/2037	295	298

County of Cook GO, 5.00%, 11/15/2034	700	802

County of Du Page, The Morton Abroretum Project Rev., 3.00%, 5/15/2047	3,335	3,330

DuPage and Cook Counties Township High School District No. 86 Hinsdale, School Building GO, 4.00%, 1/15/2039	800	882

Hoffman Estates Park District GO, 4.00%, 12/1/2044	25	26

Illinois Finance Authority, Clean Water Initiative Revolving Fund Rev., 5.00%, 7/1/2040	105	127

Illinois Finance Authority, Presbyterian Homes Obligated Group Series 2016A, Rev., 5.00%, 11/1/2031	10	11

Illinois Finance Authority, Presence Health Network

Series 2016C, Rev., 4.00%, 2/15/2027 (c)	20	22

Series 2016C, Rev., 4.00%, 2/15/2041	930	1,010

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued

Illinois Finance Authority, Social Bonds-Learn Chapter School Project Rev., 4.00%, 11/1/2051	500	535

Illinois Finance Authority, Southern Illinois Healthcare Enterprises, Inc.

Series C, Rev., 5.00%, 3/1/2033	305	346

Series 2017C, Rev., 5.00%, 3/1/2034	205	232

Illinois Finance Authority, Township High School District Rev., 4.00%, 12/1/2031	20	23

Illinois State Toll Highway Authority

Series 2019C, Rev., 5.00%, 1/1/2031	3,000	3,694

Series 2019A, Rev., 4.00%, 1/1/2044	65	72

Lake County Community Consolidated School District No. 3 Beach Park

GO, AGM, 4.00%, 2/1/2034	620	693

GO, AGM, 4.00%, 2/1/2035	500	557

Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project Series 2002A, Rev., AGM-CR, NATL-RE, Zero Coupon, 12/15/2040	5,000	2,605

Northern Illinois University, Board of Trustees, Auxiliary Facilities System Rev., 4.00%, 10/1/2043	325	360

Sales Tax Securitization Corp.

Series C, Rev., 5.00%, 1/1/2026	3,500	3,928

Series C, Rev., 5.25%, 1/1/2043	1,500	1,771

State of Illinois

Series 2012A, GO, 4.00%, 1/1/2024	15	15

GO, 5.00%, 5/1/2024	205	221

Series D, GO, 5.00%, 11/1/2024	325	354

GO, 4.00%, 8/1/2025	25	25

GO, 4.00%, 3/1/2026	10	10

Series 2012A, GO, 5.00%, 1/1/2027	25	25

GO, 5.00%, 5/1/2027	175	187

GO, 5.00%, 6/1/2027	25	28

GO, 5.00%, 11/1/2028	20	23

Series 2012A, GO, 4.00%, 1/1/2029	45	45

Series 2012A, GO, 4.00%, 1/1/2030	225	225

GO, 5.50%, 1/1/2030	20	24

GO, 5.50%, 5/1/2030	2,000	2,414

GO, 4.13%, 11/1/2031	20	22

GO, 4.00%, 6/1/2033	15	16

Series 2021B, GO, 5.00%, 12/1/2033	4,500	5,392

GO, 4.00%, 6/1/2036	25	26

GO, 4.00%, 6/1/2037	45	47

GO, 5.50%, 7/1/2038	3,000	3,155

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	139

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

State of Illinois, Sales Tax

Series 2016C, Rev., 5.00%, 6/15/2022	25	25

Series D, Rev., 5.00%, 6/15/2027	15	17

Village of Arlington Heights GO, 4.00%, 12/1/2034	130	142

Village of Bolingbrook Series 2018A, GO, AGM, 5.00%, 1/1/2033	1,000	1,180

Village of Hoffman Estates GO, 5.00%, 12/1/2033	80	95

Village of Midlothian

GO, AGM, 4.00%, 1/1/2024	75	79

GO, AGM, 4.00%, 1/1/2025	40	43

GO, AGM, 4.00%, 1/1/2026	65	71

GO, AGM, 4.00%, 1/1/2027	85	94

GO, AGM, 4.00%, 1/1/2028	65	73

GO, AGM, 4.00%, 1/1/2029	95	107

Will County School District No. 86 Joliet, Limited Tax Series A, GO, 4.00%, 3/1/2024	220	231

Winnebago and Boone Counties School District No. 205 Rockford Series B, GO, 3.75%, 2/1/2033	35	36

Total Illinois		37,355

Indiana — 0.9%

City of Goshen, Multi-Family, Green Oaks of Goshen Project Series 2021A, Rev., 5.00%, 8/1/2041 (d)	500	456

City of Lafayette, Local Income Tax Rev., 4.00%, 6/30/2028	180	203

Clarksville Redevelopment Authority Rev., 5.00%, 1/15/2031	30	37

Gary Community School Corp. GO, 4.00%, 7/15/2023	230	239

Greenfield Middle School Building Corp., Ad Valorem Property Tax First Mortgage

Rev., 5.00%, 1/15/2023	10	10

Rev., 4.00%, 7/15/2031	240	267

Rev., 4.00%, 7/15/2032	350	387

Indiana Finance Authority, Ascension Senior Credit Group Series 2006 B-1, Rev., 4.00%, 11/15/2046	15	16

Indiana Finance Authority, Butler University Project Rev., 4.00%, 2/1/2040	25	27

Indiana Finance Authority, Educational Facilities, Kipp Indianapolis, Inc., Project

Series 2020A, Rev., 5.00%, 7/1/2040	170	186

Series 2020A, Rev., 5.00%, 7/1/2055	460	496

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Indiana — continued

Indiana Finance Authority, Educational Facilities, Valparaiso University Project

Rev., 5.00%, 10/1/2028	260	301

Rev., 5.00%, 10/1/2030	240	285

Rev., 5.00%, 10/1/2031	250	301

Indiana Finance Authority, Goshen Health

Series 2019A, Rev., 5.00%, 11/1/2032	15	18

Series 2019A, Rev., 4.00%, 11/1/2043	1,125	1,224

Indiana Finance Authority, Marian University Project Series A, Rev., 5.00%, 9/15/2034	1,100	1,270

Indiana Finance Authority, Parkview Health System, Inc. Series 2018A, Rev., 4.00%, 11/1/2048	50	55

Indiana Municipal Power Agency, Power Supply System Series 2016A, Rev., 5.00%, 1/1/2042	30	34

Merrillville Building Corp. Rev., 4.00%, 7/15/2034	35	39

University of Southern Indiana, Student Fee Series M, Rev., 5.00%, 10/1/2029	25	30

Total Indiana		5,881

Iowa — 0.0% (e)

Iowa Finance Authority, Single Family Mortgage-Backed Securities Program Series 2016D, Rev., AMT, GNMA/FNMA/FHLMC COLL, 3.50%, 7/1/2046	255	263

Iowa Finance Authority, State Revolving Fund Rev., 5.00%, 8/1/2034	15	18

Total Iowa		281

Kansas — 0.0% (e)

Leavenworth County Unified School District No. 464 Series B, GO, 4.00%, 9/1/2022	50	51

Kentucky — 0.3%

City of Ashland, Kings Daughters Medical Center Series 2016A, Rev., 4.00%, 2/1/2036	1,750	1,869

Commonwealth of Kentucky, State Office Building Project COP, 4.00%, 6/15/2032	30	32

Kentucky Turnpike Authority, Revitalization Projects Series B, Rev., 5.00%, 7/1/2023	30	32

Pike County School District Finance Corp., School Building Rev., 4.00%, 2/1/2028	20	22

Total Kentucky		1,955

Louisiana — 1.0%

City of Ruston, Sales Tax Rev., AGM, 5.00%, 6/1/2024	10	11

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Louisiana — continued

Lafayette Consolidated Government GO, 5.00%, 3/1/2029	125	151

Louisiana Local Government Environmental Facilities and Community Development Authority, Jefferson Parish Projects Rev., 5.00%, 4/1/2029	100	114

Louisiana Public Facilities Authority, Lincoln Preparatory School Project Series 2021A, Rev., 5.25%, 6/1/2051 (d)	1,140	1,189

Louisiana Public Facilities Authority, Louisiana Children’s Medical Center Project Series 2015A1, Rev., 5.00%, 6/1/2039	25	29

Louisiana Public Facilities Authority, Mentorship Steam Academy Project Series 2021A, Rev., 5.00%, 6/1/2056 (d)	740	744

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Rev., 5.00%, 5/15/2047	1,055	1,153

St. Tammany Parish Hospital Service District No. 1, St. Tammany Parish Hospital Project Series A, Rev., 4.00%, 7/1/2043	50	55

State of Louisiana Series 2019A, GO, 5.00%, 3/1/2035	2,000	2,429

Tobacco Settlement Financing Corp. Series 2013A, Rev., 5.25%, 5/15/2035	1,000	1,067

Total Louisiana		6,942

Maine — 0.4%

Maine Health and Higher Educational Facilities Authority, Mainehealth Series 2020A, Rev., 4.00%, 7/1/2050	2,000	2,192

Maine State Housing Authority, Mortgage Purchase Series A, Rev., 4.00%, 11/15/2045	175	181

Total Maine		2,373

Maryland — 2.4%

City of Baltimore, Stormwater Projects Series 2019A, Rev., 4.00%, 7/1/2044	50	56

City of Baltimore, Water Projects Series B, Rev., 4.00%, 7/1/2033	270	310

County of Baltimore, Equipment Acquisition Program COP, 5.00%, 3/1/2029	5,735	7,012

Maryland Economic Development Corp., Port Covington Project Rev., 4.00%, 9/1/2050	1,280	1,337

Maryland Health and Higher Educational Facilities Authority, Broadmead Issue Series 2018A, Rev., 5.00%, 7/1/2023	115	120

Maryland Health and Higher Educational Facilities Authority, Medstar Health Issue Series 2017A, Rev., 5.00%, 5/15/2045	5,000	5,804

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — continued

Maryland Health and Higher Educational Facilities Authority, Stevenson University Project

Rev., 4.00%, 6/1/2046	500	545

Rev., 4.00%, 6/1/2051	500	543

Maryland State Transportation Authority, Transportation Facilities Projects, Tax Exempt Rev., 5.00%, 7/1/2028	10	12

Montgomery County Housing Opportunities Commission, Single Family Mortgage Series 2013A, Rev., 4.00%, 1/1/2031	110	114

Total Maryland		15,853

Massachusetts — 2.7%

City of Lowell, Municipal Purpose Loan GO, 5.00%, 3/1/2028	90	108

Commonwealth of Massachusetts Transportation Fund Series 2021A, Rev., 5.00%, 6/1/2040	2,200	2,744

Commonwealth of Massachusetts Transportation Fund, Rail Enhancement and Accelerated Bridge Programs Series B, Rev., 4.00%, 6/1/2046	2,480	2,696

Commonwealth of Massachusetts, Consolidated Loan of 2016 Series J, GO, 4.00%, 12/1/2039	3,690	4,067

Massachusetts Development Finance Agency, Boston College Issue

Series 2020U, Rev., 5.00%, 7/1/2038	755	1,006

Series 2020U, Rev., 5.00%, 7/1/2039	665	887

Series 2020U, Rev., 5.00%, 7/1/2040	535	714

Series 2017T, Rev., 4.00%, 7/1/2042	35	38

Massachusetts Development Finance Agency, Emerson College

Rev., 5.00%, 1/1/2036	825	939

Rev., 5.00%, 1/1/2037	315	358

Massachusetts Development Finance Agency, Southcoast Health System Obligated Group Issue

Series 2021G, Rev., 5.00%, 7/1/2032	250	313

Series 2021G, Rev., 5.00%, 7/1/2038	300	372

Massachusetts Development Finance Agency, Wellforce Issue Series 2020C, Rev., AGM, 3.00%, 10/1/2045	1,000	1,026

Massachusetts Housing Finance Agency, Single Family Housing

Series 177, Rev., AMT, 4.00%, 6/1/2039	200	206

Series 167, Rev., 4.00%, 12/1/2043	60	61

Series 169, Rev., 4.00%, 12/1/2044	135	137

Town of Bellingham, Municipal Purpose Loan GO, 4.00%, 6/15/2032	10	11

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	141

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Massachusetts — continued

University of Massachusetts Building Authority Series 2017-1, Rev., 5.25%, 11/1/2042	50	59

University of Massachusetts Building Authority, Senior Lien Series 2020-1, Rev., 5.00%, 11/1/2034	2,000	2,467

Total Massachusetts		18,209

Michigan — 1.6%

Berkley School District, Michigan 2015 School Building and Site Bonds, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2040	30	32

City of Grand Rapids, Sanitary Sewer System Rev., 5.00%, 1/1/2045	600	726

Grand Rapids Charter Township Economic Development Corp., Porter Hills Presbyterian Village Project Rev., 5.00%, 5/15/2044	2,000	2,222

Grand Rapids Public Schools, Unlimited Tax GO, AGM, 5.00%, 11/1/2043	1,000	1,186

Kentwood Economic Development Corp., Holland Home Obligated Group Rev., 4.00%, 11/15/2045	375	398

Michigan Finance Authority, Bronson Healthcare Group, Inc. Series A, Rev., 5.00%, 5/15/2054	1,525	1,717

Michigan Finance Authority, Lawrence Technological University Rev., 4.00%, 2/1/2042	375	397

Michigan Finance Authority, Trinity Health Credit Group Series 2016MI, Rev., 5.25%, 12/1/2041	1,000	1,140

Michigan State Building Authority, Facilities Program

Series 2016 I, Rev., 4.00%, 10/15/2036	50	54

Series 2015I, Rev., 4.00%, 4/15/2040	120	128

Michigan State Housing Development Authority, Single Family Mortgage Series 2015A, Rev., AMT, 4.00%, 6/1/2046	60	62

Michigan Strategic Fund, Holland Home Obligated Group Rev., 5.00%, 11/15/2043	750	838

Michigan Strategic Fund, United Methodist Retirement Communities Obligated Group, Porter Hills Presbyterian Village Project Rev., 5.00%, 5/15/2044	1,000	1,112

Niles Community Schools, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2041	25	26

University of Michigan Rev., 4.00%, 4/1/2034	50	55

Walled Lake Consolidated School District GO, Q-SBLF, 5.00%, 5/1/2033	10	12

West Ottawa Public Schools, School Building and Site, Unlimited Tax Series 2014-1, GO, 4.00%, 5/1/2024 (c)	25	27

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Michigan — continued

Western Michigan University, Tax Exempt

Series 2021A, Rev., AGM, 5.00%, 11/15/2032	125	157

Series 2021A, Rev., AGM, 5.00%, 11/15/2046	250	304

Whitehall District Schools, Unlimited Tax GO, AGM, 5.00%, 5/1/2033	25	29

Total Michigan		10,622

Minnesota — 1.4%

Aurora Independent School District No. 2711, School Building, Capital Appreciation

Series 2017B, GO, Zero Coupon, 2/1/2026	150	136

Series 2017B, GO, Zero Coupon, 2/1/2027	400	349

Series 2017B, GO, Zero Coupon, 2/1/2028	225	189

Series 2017B, GO, Zero Coupon, 2/1/2030	880	678

City of Hopkins Series 2017B, GO, 4.00%, 2/1/2026	25	27

City of Minneapolis, Health Care System, Fairview Health Services Series 2018A, Rev., 4.00%, 11/15/2048	3,000	3,273

City of Rochester, Health Care Facilities, Mayo Clinic Series 2016B, Rev., 5.00%, 11/15/2036	30	42

City of Woodbury, Charter School Lease Rev., 4.00%, 12/1/2050	250	264

East Grand Forks Independent School District No. 595, School Building Series 2016A, GO, 4.00%, 2/1/2027	15	16

Greenway Independent School District No. 316, Capital Appreciation

Series 2019F, GO, Zero Coupon, 2/1/2029	1,320	1,139

Series 2019F, GO, Zero Coupon, 2/1/2030	700	585

Series 2019F, GO, Zero Coupon, 2/1/2031	545	441

Lakeville Independent School District No. 194 Series 2018A, GO, 5.00%, 2/1/2028	25	29

Minneapolis-St. Paul Housing Finance Board, Single Family Mortgage, City Living Home Programs Series 2007A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	45	45

Minnesota Higher Education Facilities Authority, Carleton College

Rev., 4.00%, 3/1/2032	1,000	1,093

Rev., 4.00%, 3/1/2033	500	547

Minnesota Housing Finance Agency, Residential Housing Finance

Series 2014A, Rev., AMT, 4.00%, 7/1/2038	100	103

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Minnesota — continued

Series C, Rev., AMT, GNMA/FNMA/FHLMC, 4.00%, 1/1/2045	325	338

Series B, Rev., AMT, GNMA/FNMA/FHLMC COLL, 4.00%, 7/1/2047	205	214

Total Minnesota		9,508

Mississippi — 0.6%

Mississippi Development Bank, Community College Improvement Project Rev., 4.00%, 3/1/2050	2,335	2,583

Mississippi Development Bank, Lafayette County School District Project Rev., 4.00%, 4/1/2033	20	23

Mississippi Development Bank, Special Obligation, Water and Sewer System Project Rev., AGM, 6.88%, 12/1/2040	1,000	1,085

Total Mississippi		3,691

Missouri — 0.8%

City of Sedalia COP, 4.00%, 7/15/2035	205	222

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects

Series 2019A, Rev., 5.00%, 2/1/2034	1,000	1,087

Series 2019A, Rev., 5.00%, 2/1/2042	1,000	1,082

Series 2019C, Rev., 4.00%, 2/1/2048	265	279

Health and Educational Facilities Authority of the State of Missouri, SSM Health System Series 2018A, Rev., 4.00%, 6/1/2048	2,160	2,380

Health and Educational Facilities Authority of the State of Missouri, State University Rev., 4.00%, 10/1/2036	100	112

Metropolitan St. Louis Sewer District, Wastewater System Improvement Series 2017A, Rev., 5.00%, 5/1/2034	10	12

Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program

Series 2106B, Rev., AMT, GNMA/FNMA/FHLMC COLL, 3.50%, 5/1/2041	205	211

Series 2015B-2, Rev., GNMA/FNMA/FHLMC, 4.00%, 11/1/2045	245	255

St. Louis County Reorganized School District No. R-6 GO, 5.00%, 2/1/2023	10	10

Total Missouri		5,650

Montana — 0.2%

Montana Board of Housing, Single Family Homeownership Series A-2, Rev., AMT, 4.00%, 12/1/2038	45	46

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Montana — continued

Montana Facility Finance Authority, School Health System Series 2019A, Rev., 4.00%, 1/1/2038	1,200	1,334

Total Montana		1,380

Nebraska — 0.7%

Central Plains Energy Project, Gas Project No. 3

Series 2017A, Rev., 5.00%, 9/1/2034	1,000	1,243

Series 2017A, Rev., 5.00%, 9/1/2037	1,500	1,904

Douglas County Hospital Authority No. 2, Children’s Hospital Obligated Group

Series 2020A, Rev., 4.00%, 11/15/2040	575	652

Series 2020A, Rev., 4.00%, 11/15/2041	300	339

Douglas County Hospital Authority No. 2, Health Facilities, Nebraska Medicine Rev., 5.00%, 5/15/2030	10	11

Public Power Generation Agency, Whelan Energy Center Unit 2

Series 2015A, Rev., 5.00%, 1/1/2026	100	110

Series A, Rev., 5.00%, 1/1/2034	185	211

Series 2016A, Rev., 5.00%, 1/1/2035	25	28

Total Nebraska		4,498

Nevada — 1.2%

City of Reno, Sales Tax, Senior Lien, ReTrac-Reno Transportation Rail Access Corridor Project Series B, Rev., AGM, 4.00%, 6/1/2048	375	401

County of Clark, Southern California Edison Co. Rev., 2.10%, 6/1/2031	5,000	4,701

Las Vegas Convention and Visitors Authority, Convention Center Expansion Series B, Rev., 4.00%, 7/1/2049	2,500	2,718

Truckee Meadows Water Authority Rev., 5.00%, 7/1/2031	15	17

Total Nevada		7,837

New Hampshire — 0.5%

New Hampshire Business Finance Authority, Springpoint Senior Living Project Rev., 4.00%, 1/1/2041	1,000	1,052

New Hampshire Business Finance Authority, The Lawrenceville School Project Series 2021A, Rev., 4.00%, 7/1/2051	2,000	2,254

Total New Hampshire		3,306

New Jersey — 4.7%

Atlantic County Improvement Authority (The), Atlantic City Campus Phase II Project

Series 2021A, Rev., AGM, 4.00%, 7/1/2047	50	56

Series 2021A, Rev., AGM, 4.00%, 7/1/2053	125	138

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	143

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New Jersey — continued

County of Middlesex, Civic Square II Redevelopment Associates LLC COP, 4.00%, 6/15/2022	110	111

New Jersey Economic Development Authority, Biomedical Research Facilities Series 2016A, Rev., 5.00%, 7/15/2027	240	271

New Jersey Economic Development Authority, School Facilities Construction

Series NN, Rev., 5.00%, 3/1/2024	150	155

Series 2021QQQ, Rev., 4.00%, 6/15/2046	1,375	1,476

Series 2021QQQ, Rev., 4.00%, 6/15/2050	1,000	1,069

New Jersey Economic Development Authority, State House Project Series 2017B, Rev., 4.13%, 6/15/2039	2,800	3,082

New Jersey Educational Facilities Authority, Capital Improvement Series 2016B, Rev., 5.00%, 9/1/2036	105	118

New Jersey Housing and Mortgage Finance Agency, Single Family Housing Series 2018A, Rev., 4.50%, 10/1/2048	635	682

New Jersey Transportation Trust Fund Authority

Series BB, Rev., 4.00%, 6/15/2038	1,500	1,616

Series 2020AA, Rev., 4.00%, 6/15/2050	1,375	1,470

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement

Series A-1, Rev., 5.00%, 6/15/2027	2,670	3,034

Series A, Rev., 5.00%, 6/15/2031	3,000	3,395

New Jersey Transportation Trust Fund Authority, Transportation System Series A, Rev., Zero Coupon, 12/15/2036	10,355	6,416

New Jersey Turnpike Authority Series 2021A, Rev., 4.00%, 1/1/2042	1,000	1,123

State of New Jersey, COVID-19 Emergency Bonds

GO, 4.00%, 6/1/2031	1,000	1,156

GO, 4.00%, 6/1/2032	2,000	2,327

Tobacco Settlement Financing Corp.

Series 2018A, Rev., 4.00%, 6/1/2037	1,000	1,081

Series 2018A, Rev., 5.00%, 6/1/2046	1,000	1,123

Series 2018A, Rev., 5.25%, 6/1/2046	1,500	1,710

Total New Jersey		31,609

New Mexico — 0.1%

New Mexico Mortgage Finance Authority, Single Family Mortgage Program Series B-1, Class I, Rev., AMT, GNMA/FNMA/FHLMC, 3.75%, 3/1/2048	360	378

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — 7.9%

Buffalo and Erie County Industrial Land Development Corp., D’youville College Project Rev., 4.00%, 11/1/2045	2,300	2,463

City of New York Series 2018E-1, GO, 5.00%, 3/1/2041	225	263

County of Rockland Series B, GO, AGM, 5.00%, 9/1/2027	10	12

County of Suffolk Series 2020B, GO, AGM, 5.00%, 5/15/2030	1,240	1,517

Metropolitan Transportation Authority

Series H, Rev., 5.00%, 11/15/2022 (c)	70	72

Series D, Rev., 5.00%, 11/15/2031	400	448

Metropolitan Transportation Authority, Dedicated Tax Fund

Series 2012A, Rev., 5.00%, 11/15/2026	25	26

SubSeries B-3B, Rev., 5.00%, 11/15/2028	25	29

Series 2016B-1, Rev., 5.00%, 11/15/2029	25	29

Series 2017B-1, Rev., 5.00%, 11/15/2035	95	111

Monroe County Industrial Development Corp., True North Rochester Preparatory Charter School Project Series 2020A, Rev., 5.00%, 6/1/2059 (d)	540	601

Monroe County Industrial Development Corp., University of Rochester Project Series 2017C, Rev., 4.00%, 7/1/2033	60	66

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017 Series 2017F-1, Rev., 4.00%, 5/1/2044	375	408

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019

Series 2019C-1, Rev., 5.00%, 11/1/2034	100	121

Series A, SubSeries A-1, Rev., 5.00%, 8/1/2040	5,000	5,905

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2018 Series C-3, Rev., 5.00%, 5/1/2039	25	29

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2020 Series A, SubSeries A-2, Rev., 5.00%, 5/1/2035	50	61

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2012 Series 2012EE, Rev., 4.00%, 6/15/2039	35	35

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2019 SubSeries 2019FF-2, Rev., 5.00%, 6/15/2038	30	36

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2020 Series 2020AA, Rev., 5.00%, 6/15/2040	55	67

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York Liberty Development Corp., Secured by Port Authority Series 1WTC-2021, Rev., 2.75%, 2/15/2044	1,900	1,761

New York State Dormitory Authority, Cornell University Series 2019D, Rev., 5.00%, 7/1/2036	640	881

New York State Dormitory Authority, New York University Series 2019A, Rev., 4.00%, 7/1/2045	2,000	2,245

New York State Dormitory Authority, School Districts Financing Program

Series 2018A, Rev., 5.00%, 10/1/2031	50	58

Series 2016A, Rev., 5.00%, 10/1/2032	35	40

New York State Dormitory Authority, St. John’s University Series 2007C, Rev., NATL-RE, 5.25%, 7/1/2026	100	115

New York State Dormitory Authority, State Personal Income Tax Series 2021E, Rev., 5.00%, 3/15/2033	1,040	1,323

New York State Dormitory Authority, State Sales Tax

Series 2017A, Rev., 5.00%, 3/15/2036	100	116

Series 2018A, Rev., 5.00%, 3/15/2037	40	47

Series 2018C, Rev., 5.00%, 3/15/2038	1,250	1,475

New York State Dormitory Authority, State University Dormitory Facilities Series 2015B, Rev., 5.00%, 7/1/2026	15	17

New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects—Second Resolution Series 2017A, Rev., 5.00%, 6/15/2037	1,750	2,036

New York State Urban Development Corp., State Personal Income Tax, General Purpose

Series 2019A, Rev., 5.00%, 3/15/2039	25	30

Series 2019A, Rev., 5.00%, 3/15/2041	2,000	2,408

Series 2019A, Rev., 5.00%, 3/15/2042	3,500	4,141

New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project

Rev., AMT, 4.00%, 1/1/2036	1,500	1,586

Rev., AMT, 5.00%, 1/1/2036	1,125	1,264

Port Authority of New York and New Jersey, Consolidated

Series 188, Rev., AMT, 5.00%, 5/1/2024	50	54

Series 93, Rev., 6.13%, 6/1/2094	7,470	8,134

State of New York Mortgage Agency, Homeowner Mortgage Series 197, Rev., 3.50%, 10/1/2044	190	196

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Suffolk County Economic Development Corp., St. Johnland Assisted Living Inc., Project

Rev., 5.13%, 11/1/2041 (d)	850	824

Rev., 5.38%, 11/1/2054 (d)	750	723

Tompkins County Development Corp., Tax Exempt Ithaca College Project Rev., 5.00%, 7/1/2032	80	93

Town of Orangetown, Rockland County, Sparkill-Palisades Fire District

GO, AGM, 4.00%, 11/15/2040	220	234

GO, AGM, 4.00%, 11/15/2041	205	219

GO, AGM, 4.00%, 11/15/2042	315	336

GO, AGM, 4.00%, 11/15/2043	325	345

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels

Series 2018B, Rev., 5.00%, 11/15/2031	75	96

Series 2018C, Rev., 5.00%, 11/15/2038	35	42

Series 2018A, Rev., 5.00%, 11/15/2045	105	123

Series 2021A-1, Rev., 4.00%, 5/15/2046	4,000	4,480

Utility Debt Securitization Authority Series 2013TE, Rev., 5.00%, 12/15/2041	4,250	4,509

Village of Tuxedo Park, Public Improvement GO, 4.00%, 8/1/2031	45	50

Westchester County Local Development Corp., The Bethel Methodist Home D/B/A, The Knolls Project Rev., 5.13%, 7/1/2055	1,100	1,075

Westchester Tobacco Asset Securitization Corp., Tobacco Settlement Series 2016B, Rev., 5.00%, 6/1/2025	130	144

Total New York		53,519

North Carolina — 1.9%

City of Greensboro, Combined Water and Sewer System Rev., 5.00%, 6/1/2027	10	12

City of Raleigh, Limited Obligation Series 2014A, Rev., 4.00%, 10/1/2022	30	31

County of Burke, Limited Obligation

Rev., 5.00%, 4/1/2025	15	17

Rev., 5.00%, 4/1/2031	25	29

North Carolina Capital Facilities Finance Agency, Meredith College

Rev., 5.00%, 6/1/2027	105	118

Rev., 5.00%, 6/1/2028	805	898

Rev., 5.00%, 6/1/2030	400	444

North Carolina Housing Finance Agency, Homeownership Series A, Rev., AMT, 3.50%, 7/1/2039	120	123

Raleigh Durham Airport Authority Series 2020A, Rev., AMT, 5.00%, 5/1/2033	1,645	1,971

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	145

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

North Carolina — continued

State of North Carolina Rev., 5.00%, 3/1/2033	7,735	9,293

Town of Fuquay-Varina Rev., 5.00%, 11/1/2030	10	12

Total North Carolina		12,948

North Dakota — 0.9%

City of Grand Forks, Altru Health System

Rev., 4.00%, 12/1/2040	1,750	1,894

Rev., 4.00%, 12/1/2041	1,875	2,025

North Dakota Housing Finance Agency, Home Mortgage Finance Program Series 2016D, Rev., 3.50%, 7/1/2046	255	265

University of North Dakota, Housing Infrastructure Project Series 2021A, COP, AGM, 4.00%, 6/1/2051	1,430	1,575

Total North Dakota		5,759

Ohio — 3.8%

American Municipal Power, Inc., Fremont Energy Center Project

Series 2021A, Rev., 4.00%, 2/15/2037	1,700	1,937

Series 2021A, Rev., 4.00%, 2/15/2038	2,000	2,277

Athens City School District, School Facilities Construction and Improvement Series 2019A, GO, 4.00%, 12/1/2040	460	521

Buckeye Tobacco Settlement Financing Authority Series 2020A-2, Class 1, Rev., 4.00%, 6/1/2048	3,210	3,371

Butler County Port Authority, Community First Solutions Rev., 4.00%, 5/15/2046	250	277

Cleveland-Cuyahoga County Port Authority, The Cleveland Museum of Natural History Project Rev., 4.00%, 7/1/2051	1,000	1,118

County of Franklin, Health Care Facilities, Ohio Living Communities Series 2020B, Rev., 5.00%, 7/1/2045	5,565	6,269

County of Hardin, Economic Development Facilities Improvement, Ohio Northern University Rev., 5.25%, 5/1/2040	1,425	1,478

County of Montgomery, Dayton Children’s Hospital Rev., 4.00%, 8/1/2051	1,500	1,669

County of Union, Memorial Hospital GO, 4.00%, 12/1/2041	1,825	1,988

County of Warren, Healthcare Facilities, Otterbein Homes Obligated Group

Series 2016A, Rev., 5.00%, 7/1/2031	115	128

Series 2016A, Rev., 5.00%, 7/1/2032	35	39

Series 2013A, Rev., 5.50%, 7/1/2039	1,000	1,057

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — continued

Delaware City School District, School Facilities Construction and Improvement, Unlimited Tax GO, 4.00%, 12/1/2039	160	182

Licking Heights Local School District, School Facilities Construction and Improvement, Unlimited Tax Series A, GO, 4.00%, 10/1/2034	10	11

Miami University, General Receipts Rev., 5.00%, 9/1/2029	25	29

Northeast Ohio Medical University

Series 2021A, Rev., 3.00%, 12/1/2040	250	244

Series 2021A, Rev., 4.00%, 12/1/2045	115	123

Ohio Higher Educational Facility Commission, University of Dayton 2020 Project Rev., 5.00%, 2/1/2035	735	886

State of Ohio, Higher Education

Series B, GO, 5.00%, 8/1/2023	110	112

Series 2019A, GO, 5.00%, 5/1/2033	1,500	1,749

University of Cincinnati, General Receipts Series 2017A, Rev., 5.00%, 6/1/2045	25	29

Total Ohio		25,494

Oklahoma — 0.7%

Grand River Dam Authority Series 2014A, Rev., 4.00%, 6/1/2022	10	10

Oklahoma Development Finance Authority, Gilcrease Expressway West Project Rev., AMT, 1.63%, 7/6/2023	2,000	2,002

Oklahoma Development Finance Authority, Health System, OU Medicine Project Series 2018B, Rev., AGM, 4.00%, 8/15/2048	700	753

Oklahoma Turnpike Authority, Second Senior Series 2017A, Rev., 5.00%, 1/1/2037	1,665	1,870

Total Oklahoma		4,635

Oregon — 0.2%

City of Eugene, Electric Utility System Series 2016A, Rev., 4.00%, 8/1/2031	325	356

City of Sheridan, Full Faith and Credit GO, 4.00%, 12/1/2027	10	11

Salem Hospital Facility Authority, Capital Manor Project

Rev., 4.00%, 5/15/2047	500	529

Rev., 4.00%, 5/15/2057	500	522

State of Oregon, Department of Transportation Highway User Senior Lien Series 2013A, Rev., 5.00%, 11/15/2022	5	5

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Oregon — continued

State of Oregon, Department of Transportation Highway User Subordinate Lien, Tax-Exempt Series 2019A, Rev., 5.00%, 11/15/2042	35	43

Yamhill County School District No. 40 McMinnville GO, 4.00%, 6/15/2037	30	32

Total Oregon		1,498

Pennsylvania — 8.0%

Abington School District, Limited Tax Series 2017A, GO, 4.00%, 10/1/2037	15	17

Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group Series 2018A, Rev., 4.00%, 4/1/2044	2,000	2,168

Berks County Industrial Development Authority, Tower Health Project

Rev., 5.00%, 11/1/2036	50	54

Rev., 5.00%, 11/1/2037	430	461

Berks County Municipal Authority (The), Tower Health Project Series 2020B-3, Rev., 5.00%, 2/1/2030 (b)	2,000	2,264

Bucks County Industrial Development Authority, Grand View Hospital Project Rev., 4.00%, 7/1/2046	1,110	1,197

Central Dauphin School District

GO, 4.00%, 8/1/2026 (c)	10	11

GO, 4.00%, 2/1/2030	15	17

Chester County Health and Education Facilities Authority, Main Line Health System Series 2017A, Rev., 4.00%, 10/1/2036	25	28

Chester County Industrial Development Authority, Longwood Gardens Project Rev., 4.00%, 12/1/2049	3,345	3,710

City of Pittsburgh GO, 4.00%, 9/1/2031	1,155	1,288

Commonwealth Financing Authority, Tobacco Master Settlement Payment Rev., AGM, 4.00%, 6/1/2039	9,950	10,953

Commonwealth of Pennsylvania Series 2018A, COP, 4.00%, 7/1/2046	1,200	1,307

County of Cambria Series 2020B, GO, AGM, 4.00%, 8/1/2035	700	764

DuBois Hospital Authority, Penn Highlands Healthcare Rev., 4.00%, 7/15/2048	1,200	1,298

Erie City Water Authority Series 2018A, Rev., AGM, 5.00%, 12/1/2043	1,500	1,772

Lancaster County Hospital Authority, Health Center, Masonic Villages Project

Rev., 5.00%, 11/1/2034	35	40

Rev., 5.00%, 11/1/2036	510	583

Rev., 5.00%, 11/1/2037	250	285

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued

Lancaster Industrial Development Authority, Landis Homes Retirement Community Project

Rev., 4.00%, 7/1/2037	175	183

Rev., 4.00%, 7/1/2046	675	692

Mifflinburg Area School District Series 2020A, GO, 4.00%, 6/15/2039	335	377

Montgomery County Higher Education and Health Authority, Thomas Jefferson University

Rev., 4.00%, 9/1/2036	1,655	1,833

Series 2018A, Rev., 4.00%, 9/1/2038	3,725	4,080

Series 2018A, Rev., 4.00%, 9/1/2043	3,740	4,067

Montgomery County Industrial Development Authority, Acts Retirement-Life Communities, Inc., Obligated Group

Rev., 5.00%, 5/15/2022 (c)	510	515

Series 2020C, Rev., 5.00%, 11/15/2045	1,770	2,045

Montgomery County Industrial Development Authority, Waverly Heights Ltd. Project

Rev., 5.00%, 12/1/2044	350	390

Rev., 5.00%, 12/1/2049	500	557

Northampton County General Purpose Authority, Moravian College Project Rev., 5.00%, 10/1/2036	100	112

Pennsylvania Housing Finance Agency, Single Family Mortgage

Series 118A, Rev., AMT, 3.50%, 4/1/2040	245	249

Series 122, Rev., AMT, 4.00%, 10/1/2046	245	255

Pennsylvania Turnpike Commission Series 2021B, Rev., 4.00%, 12/1/2040	1,390	1,567

Philadelphia Authority for Industrial Development, MAST Community Charter School II Project Series 2020A, Rev., 5.00%, 8/1/2040	315	363

Pittsburgh Water and Sewer Authority Series B, Rev., AGM, 5.00%, 9/1/2032	1,000	1,286

School District of Philadelphia (The) Series B, GO, AGM, 4.00%, 9/1/2043	1,250	1,395

Swarthmore Borough Authority, Swarthmore College

Rev., 5.00%, 9/15/2023	25	27

Series 2016B, Rev., 4.00%, 9/15/2041	15	16

Township of West Bradford

GO, 4.00%, 12/15/2040	600	667

GO, 4.00%, 12/15/2045	1,100	1,214

Upper Merion Area School District GO, 5.00%, 1/15/2036	250	281

West Cornwall Township Municipal Authority, Pleasant View Retirement Community Project

Rev., 3.00%, 12/15/2023	230	233

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	147

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

Rev., 4.00%, 12/15/2028	1,000	1,082

Rev., 5.00%, 12/15/2038	750	823

West Mifflin School District, Limited Tax GO, 3.00%, 4/1/2038	1,400	1,453

Total Pennsylvania		53,979

Rhode Island — 0.0% (e)

City of Pawtucket Series D, GO, AGM, 5.00%, 7/15/2028	200	239

Rhode Island Health and Educational Building Corp., Public School Financing Program Series A, Rev., AGM, 5.00%, 5/15/2032	25	30

Total Rhode Island		269

South Carolina — 0.8%

City of Greenwood, Combined Public Utility System

Rev., 5.00%, 12/1/2026	340	394

Rev., 5.00%, 12/1/2028	250	303

Rev., 5.00%, 12/1/2030	675	833

City of North Charleston, Limited Obligation, Tax Increment Pledge Rev., 4.00%, 10/1/2040	90	100

Greenwood Metropolitan District, Sewer System Rev., 5.00%, 10/1/2027	10	12

South Carolina Ports Authority Rev., AMT, 4.00%, 7/1/2040	1,095	1,158

South Carolina State Housing Finance and Development Authority Series 2017A, Rev., 4.00%, 1/1/2047	175	182

Spartanburg County School District No. 7 Series 2019D, GO, SCSDE, 5.00%, 3/1/2044	1,970	2,377

Total South Carolina		5,359

South Dakota — 0.4%

Rapid City Area School District No. 51-4, Limited Tax, Capital Outlay

GO, 4.00%, 8/1/2029	1,165	1,309

GO, 4.00%, 8/1/2030	610	681

GO, 4.00%, 8/1/2031	420	466

South Dakota Board of Regents Housing and Auxiliary Facilities System Series 2019A, Rev., 4.00%, 4/1/2036	65	74

South Dakota Housing Development Authority, Homeownership Mortgage Series 2015D, Rev., 4.00%, 11/1/2045	210	218

Total South Dakota		2,748

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tennessee — 3.8%

City of Cleveland

Series 2018B, GO, 5.00%, 6/1/2022	205	207

Series 2018B, GO, 5.00%, 6/1/2027	245	288

Series 2018B, GO, 5.00%, 6/1/2028	260	312

Series 2018B, GO, 5.00%, 6/1/2030	285	342

Series 2018B, GO, 4.00%, 6/1/2031	300	339

Series 2018B, GO, 4.00%, 6/1/2032	310	350

Series 2018B, GO, 4.00%, 6/1/2038	395	444

Series 2018B, GO, 4.00%, 6/1/2039	410	460

City of Oak Ridge

GO, 4.00%, 6/1/2037	695	760

GO, 4.00%, 6/1/2038	720	787

GO, 4.00%, 6/1/2039	750	818

County of Hamilton

Series 2018A, GO, 5.00%, 4/1/2028	25	30

County of Williamson

GO, 4.00%, 4/1/2033	1,490	1,713

GO, 4.00%, 4/1/2034	1,485	1,705

County of Wilson Series 2017A, GO, 4.00%, 4/1/2039	25	27

Greeneville Health and Educational Facilities Board, Ballad Health Obligated Group Series 2018A, Rev., 4.00%, 7/1/2040	4,000	4,371

Knox County Health Educational and Housing Facility Board, East Tennessee Children’s Hospital

Rev., 5.00%, 11/15/2024	800	874

Rev., 4.00%, 11/15/2043	105	115

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Green Hills Series 2020A, Rev., 4.00%, 11/1/2038	1,305	1,357

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Trevecca Nazarene University Project Series 2021B, Rev., 4.00%, 10/1/2051	2,000	2,066

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Vanderbilt University Medical Center Series A, Rev., 5.00%, 7/1/2035	100	112

Metropolitan Nashville Airport Authority (The) Series 2015A, Rev., 5.00%, 7/1/2035	20	22

Metropolitan Nashville Airport Authority (The), Subordinate Airport

Series 2019A, Rev., 5.00%, 7/1/2044	1,000	1,188

Series 2019A, Rev., 5.00%, 7/1/2049	1,000	1,180

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Tennessee — continued

Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project Series 2019A, Rev., 5.75%, 10/1/2054	1,000	1,032

Tennessee Energy Acquisition Corp., Gas Project Rev., 4.00%, 11/1/2025 (b)	4,000	4,293

Tennessee State School Bond Authority, Higher Educational Facilities Second Program Series B, Rev., 5.00%, 11/1/2025 (c)	35	39

Total Tennessee		25,231

Texas — 5.6%

Calallen Independent School District, School Building GO, PSF-GTD, 5.00%, 2/15/2028	10	12

Central Texas Regional Mobility Authority, Senior Lien Series 2021D, Rev., 4.00%, 1/1/2044	2,500	2,755

City of Abilene, Combination Tax GO, 5.00%, 2/15/2024	10	11

City of Austin, Public Improvement Series 2019, GO, 5.00%, 9/1/2033	2,000	2,467

City of Bryan, Electric System Rev., AGM, 4.00%, 7/1/2031	50	55

City of Conroe Series 2018A, GO, 5.00%, 3/1/2032	10	12

City of EI Paso, Combination Tax GO, 4.00%, 8/15/2040	475	497

City of El Paso GO, 4.00%, 8/15/2042	25	27

City of Garland GO, 5.00%, 2/15/2027	10	12

City of Houston, Airport System, Subordinate Lien Series 2012A, Rev., AMT, 5.00%, 7/1/2022 (c)	35	35

City of Houston, Airport System, United Airlines, Inc., Terminal E Project Rev., AMT, 5.00%, 7/1/2029	2,500	2,632

City of Houston, Combined Utility System, Junior Lien Series 2002A, Rev., AGM, 5.75%, 12/1/2032 (c)	2,500	3,474

City of Laredo

GO, 5.00%, 2/15/2027	30	33

GO, 5.00%, 2/15/2032	40	48

City of Lucas, Combination Tax GO, 5.00%, 2/1/2028	170	203

City of Mission, Combination Tax, Certificates of Obligation GO, AGM, 5.00%, 2/15/2031	575	678

City of Pearland, Certificates of Obligation GO, 4.00%, 3/1/2032	35	39

City of San Antonio, Electric and Gas Systems

Rev., 4.00%, 2/1/2028	45	51

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

Rev., 5.00%, 2/1/2031	230	264

Rev., 5.00%, 2/1/2032	35	39

City of San Marcos GO, 5.00%, 8/15/2031	25	29

City of Temple, Combination Tax, Certificates of Obligation Series 2016A, GO, 5.00%, 8/1/2031	50	56

City of Waxahachie Series 2016A, GO, 5.00%, 8/1/2025	45	50

Clifton Higher Education Finance Corp., Idea Public Schools

Series B, Rev., 4.00%, 8/15/2023	500	519

Series B, Rev., 5.00%, 8/15/2024	345	372

Series 2016B, Rev., 5.00%, 8/15/2025	460	507

Rev., 6.00%, 8/15/2033	1,250	1,326

Clifton Higher Education Finance Corp., Yes Prep Public Schools, Inc.

Rev., PSF-GTD, 4.00%, 4/1/2035	400	455

Rev., PSF-GTD, 4.00%, 4/1/2036	500	568

Clint Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2025 (c)	800	898

Conroe Local Government Corp., Conroe Convention Center Hotel Series 2021A, Rev., 4.00%, 10/1/2050	550	574

County of Galveston, Unlimited Tax GO, 4.00%, 2/1/2039	10	11

County of Harris, Toll Road, Senior Lien Series 2016A, Rev., 5.00%, 8/15/2022	10	10

County of Hidalgo

GO, 5.00%, 8/15/2028	10	11

GO, 4.00%, 8/15/2035	85	94

Series 2018B, GO, 4.00%, 8/15/2038	40	45

County of Victoria, Limited Tax GO, 4.00%, 2/15/2030	15	17

Dallas Fort Worth International Airport Series 2013B, Rev., 5.00%, 11/1/2044	25	26

El Paso County Hospital District GO, AGM-CR, 5.00%, 8/15/2023	510	537

Ennis Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2028	30	36

Frisco Independent School District, Unlimited Tax School Building GO, PSF-GTD, Zero Coupon, 8/15/2036	1,035	731

Harris Montgomery Counties Municipal Utility District No. 386, Unlimited Tax GO, 4.00%, 9/1/2023	15	16

Highland Park Independent School District, Dallas County, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2024	30	32

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	149

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Ingleside Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2028	35	40

Killeen Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2026	25	28

Malakoff Independent School District, Unlimited Tax GO, PSF-GTD, 4.00%, 2/15/2033	110	130

Metropolitan Transit Authority of Harris County, Sales and Use Tax, Contractual Obligations Rev., 5.00%, 11/1/2024 (c)	15	16

Midlothian Independent School District, Unlimited Tax Series 2017A, GO, PSF-GTD, 4.00%, 2/15/2037	25	27

New Hope Cultural Education Facilities Finance Corp., Westminster Project Rev., 4.00%, 11/1/2055	850	887

Newark Higher Education Finance Corp., The Hughen Center, Inc. Series 2021A, Rev., PSF-GTD, 5.00%, 8/15/2029	120	145

North Texas Municipal Water District, Upper East Fork Wastewater Interceptor System Rev., 5.00%, 6/1/2031	10	12

North Texas Municipal Water District, Wastewater System Rev., 4.00%, 6/1/2028	15	17

North Texas Tollway Authority, Second Tier Rev., 4.00%, 1/1/2038	200	222

Palestine Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2026	30	34

Pasadena Independent School District, School Building, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2028	15	18

Permanent University Fund—University of Texas System Series 2016A, Rev., 5.00%, 7/1/2031	210	234

Plano Independent School District, Unlimited Tax, School Building GO, PSF-GTD, 5.00%, 2/15/2026	40	45

Red Oak Independent School District GO, PSF-GTD, 5.00%, 8/15/2030	20	23

Round Rock Independent School District, Unlimited Tax GO, PSF-GTD, 4.00%, 8/1/2032	170	186

San Antonio Education Facilities Corp., Hallmark University Project Series 2021A, Rev., 5.00%, 10/1/2051	500	510

San Antonio Education Facilities Corp., University of the Incarnate Word Project Series 2021A, Rev., 4.00%, 4/1/2046	1,750	1,859

San Antonio Water System, Junior Lien Series 2017A, Rev., 4.00%, 5/15/2034	60	66

Socorro Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2026	45	51

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

Stafford Municipal School District, School Building, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2029	35	42

Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center Rev., 5.50%, 9/1/2023 (c)	2,300	2,450

Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility, MRC Stevenson Oaks Project Series 2020A, Rev., 6.75%, 11/15/2051	3,000	3,387

Texas Public Finance Authority Rev., 4.00%, 2/1/2035	2,315	2,642

Texas Water Development Board, Water Implementation Fund

Series B, Rev., 5.00%, 4/15/2026	25	29

Series 2019A, Rev., 4.00%, 10/15/2037	500	580

Series 2019A, Rev., 4.00%, 10/15/2044	2,100	2,394

Texas Woman’s University, Financing System Rev., 4.00%, 7/1/2030	10	11

West Harris County Regional Water Authority Rev., 4.00%, 12/15/2045	1,000	1,127

Total Texas		37,476

Utah — 0.4%

City of Lehi, Sales Tax Rev., 4.00%, 6/1/2039	480	531

City of Provo GO, 5.00%, 1/1/2032	10	12

City of Salt Lake, International Airport Series 2017B, Rev., 5.00%, 7/1/2042	260	299

City of South Jordan, Sales Tax Rev., 5.00%, 8/15/2038	25	30

Tooele County Municipal Building Authority, Cross-Over Lease Rev., 4.00%, 12/15/2042	25	27

University of Utah (The) Series 2018A, Rev., 5.00%, 8/1/2044	60	72

Utah Infrastructure Agency, Tax-Exempt Telecommunications

Rev., 4.00%, 10/15/2035	400	442

Rev., 4.00%, 10/15/2036	400	441

Rev., 4.00%, 10/15/2038	500	549

Rev., 4.00%, 10/15/2041	350	382

Total Utah		2,785

Vermont — 0.6%

City of Burlington, Public Improvement

Series 2019A, GO, 4.00%, 11/1/2037	500	570

Series 2019A, GO, 4.00%, 11/1/2039	435	494

Vermont Housing Finance Agency, Multiple Purpose Series A, Rev., AMT, 4.00%, 11/1/2046	140	146

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Vermont — continued

Vermont Municipal Bond Bank Series 1, Rev., 5.00%, 12/1/2034	30	35

Vermont Student Assistance Corp., Education Loan

Series A, Rev., AMT, 5.00%, 6/15/2022	725	734

Series 2018A, Rev., AMT, 3.63%, 6/15/2029	550	563

Series 2018A, Rev., AMT, 3.75%, 6/15/2030	765	783

Series 2018A, Rev., AMT, 4.00%, 6/15/2031	270	278

Series 2018A, Rev., AMT, 4.00%, 6/15/2032	110	113

Series 2018A, Rev., AMT, 4.00%, 6/15/2033	145	149

Series 2018A, Rev., AMT, 4.00%, 6/15/2034	110	113

Total Vermont		3,978

Virginia — 1.5%

Capital Region Airport Commission, Richmond International Airport

Series 2016A, Rev., 4.00%, 7/1/2035	350	379

Series 2016A, Rev., 4.00%, 7/1/2036	320	347

City of Portsmouth, Tax Exempt Series 2015A, GO, 5.00%, 8/1/2025	20	22

City of Richmond, Public Improvement Series 2018A, GO, 5.00%, 3/1/2029	5	6

Lynchburg Economic Development Authority, Central Health, Inc.

Rev., 4.00%, 1/1/2041	1,140	1,270

Rev., 4.00%, 1/1/2055	1,500	1,636

Norfolk Economic Development Authority, Sentara Healthcare Series B, Rev., 4.00%, 11/1/2048	4,375	4,818

Virginia College Building Authority, Educational Facilities, 21st Century College and Equipment Programs Series 2017E, Rev., 5.00%, 2/1/2029	10	12

Virginia Resources Authority, Infrastructure Moral Obligation, Pooled Financing Program Series B, Rev., 5.00%, 11/1/2026	5	5

Virginia Resources Authority, Infrastructure Pooled Financing Program Series 2017B, Rev., 5.00%, 11/1/2028	10	12

Virginia Small Business Financing Authority, Senior Lien Rev., AMT, 3.00%, 1/1/2041 (f)	2,000	1,811

Total Virginia		10,318

Washington — 1.0%

City of Lynnwood, Utility System Rev., 5.00%, 12/1/2028	25	30

County of King, Sewer

Series 2102C, Rev., 5.00%, 1/1/2023	40	40

Series 2018B, Rev., 5.00%, 7/1/2031	10	12

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Washington — continued

Energy Northwest, Project 3 Electric Series C, Rev., 5.00%, 7/1/2023	25	26

King County School District No. 414 Lake Washington, Unlimited Tax GO, 5.00%, 12/1/2028	15	18

Pierce and Lewis Counties School District No. 404, Unlimited Tax GO, 4.00%, 12/1/2025	5	5

Pierce County School District No. 416 White River, Unlimited Tax GO, 4.00%, 12/1/2030	10	11

Washington Health Care Facilities Authority, Commonspirit Health Series 2019A-1, Rev., 5.00%, 8/1/2031	1,000	1,187

Washington Health Care Facilities Authority, Seattle Cancer Care Alliance Rev., 4.00%, 9/1/2045	2,500	2,759

Washington State Housing Finance Commission, Rockwood Retirement Communities Project Series 2020A, Rev., 5.00%, 1/1/2041 (d)	2,000	2,067

Washington State Housing Finance Commission, Single Family Program Series 2A-R, Rev., AMT, 3.50%, 12/1/2046	135	138

Western Washington University, Housing and Dining System, Junior Lien Series A, Rev., AMBAC, 5.50%, 10/1/2022 (c)	495	509

Total Washington		6,802

West Virginia — 0.2%

West Virginia Hospital Finance Authority, United Health System Series A, Rev., 4.00%, 6/1/2051	1,000	1,082

Wisconsin — 4.0%

Public Finance Authority, Blue Ridge Healthcare Facilities Series 2020A, Rev., 3.00%, 1/1/2050	1,000	952

Public Finance Authority, Coral Academy of Science Series 2021A, Rev., 4.00%, 7/1/2051	1,000	1,042

Public Finance Authority, ENO River Academy Project Series 2020A, Rev., 5.00%, 6/15/2054 (d)	690	744

Public Finance Authority, KU Campus Development Corp.—Central District Development Project Rev., 5.00%, 3/1/2027	280	317

Public Finance Authority, Presbyterian Villages of Michigan Obligated Group Rev., 4.75%, 11/15/2053 (d)	2,740	2,781

Public Finance Authority, Roseman University of Health Sciences Project Rev., 4.00%, 4/1/2042 (d)	100	103

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	151

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Wisconsin — continued

Public Finance Authority, Scotland Healthcare System Series 2021A, Rev., 4.00%, 10/1/2035	110	125

Public Finance Authority, The Carmelite System, Inc., Obligated Group Rev., 5.00%, 1/1/2040	3,000	3,438

Public Finance Authority, Triad Educational Services, Inc.

Series 2021A, Rev., 4.00%, 6/15/2051	2,290	2,419

Series 2021A, Rev., 4.00%, 6/15/2061	2,750	2,862

Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Group Series 2018A, Rev., 5.00%, 8/15/2033	55	66

Wisconsin Health and Educational Facilities Authority, Beloit Health System, Inc. Rev., 4.00%, 7/1/2046	15	16

Wisconsin Health and Educational Facilities Authority, Children’s Hospital of Wisconsin, Inc. Rev., 4.00%, 8/15/2047	4,800	5,239

Wisconsin Health and Educational Facilities Authority, Oakwood Lutheran Senior Ministries Rev., 4.00%, 1/1/2047	2,000	2,019

Wisconsin Health and Educational Facilities Authority, Rogers Memorial Hospital, Inc.

Series B, Rev., 5.00%, 7/1/2038	150	169

Series A, Rev., 5.00%, 7/1/2044	210	236

Series A, Rev., 5.00%, 7/1/2049	750	839

Wisconsin Health and Educational Facilities Authority, St. John’s Communities, Inc., Project Series 2018A, Rev., 5.00%, 9/15/2023 (c)	665	704

Wisconsin Health and Educational Facilities Authority, Thedacare, Inc. Rev., 4.00%, 12/15/2039	500	529

Wisconsin Health and Educational Facilities Authority, Three Pillars Senior Living Communities Rev., 4.00%, 8/15/2046	1,350	1,459

Wisconsin Housing and Economic Development Authority, Home Ownership Series B, Rev., 4.00%, 3/1/2048	525	551

Total Wisconsin		26,610

Total Municipal Bonds (Cost $622,821)		641,640

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.7%

Investment Companies — 3.7%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.04% (g) (h) (Cost $24,532)	24,529	24,536

Total Investments — 99.4% (Cost $647,353)		666,176
Other Assets Less Liabilities — 0.6%		3,776

NET ASSETS — 100.0%		669,952

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COLL	Collateral
COP	Certificate of Participation
CR	Custodial Receipts
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
Rev.	Revenue
SCSDE	South Carolina School District Enhancement

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.
(c)	Security is prerefunded or escrowed to maturity.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Amount rounds to less than 0.1% of net assets.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 28, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

Futures contracts outstanding as of February 28, 2022 (amounts in thousands, except number of contracts):
Description	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 10 Year Note	(39)	06/2022	USD	(4,970)	(32)
U.S. Treasury 10 Year Ultra Note	(142)	06/2022	USD	(20,084)	(194)
U.S. Treasury Ultra Bond	(11)	06/2022	USD	(2,052)	(24)

					(250)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	153

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 95.2% (a)

Alabama — 1.8%

Birmingham Airport Authority

Rev., 5.00%, 7/1/2023	125	131

Rev., 5.00%, 7/1/2024	150	162

Rev., 5.00%, 7/1/2025	250	279

Rev., 5.00%, 7/1/2026	225	256

Black Belt Energy Gas District, Gas Prepay

Series 2018B-2, Rev., (SIFMA Municipal Swap Index Yield + 0.62%), 0.82%, 3/10/2022 (b)	30,000	30,034

Series 2018A, Rev., 4.00%, 12/1/2023 (c)	1,400	1,454

Black Belt Energy Gas District, Gas Project No. 7 Series 2021C-2, Rev., (SIFMA Municipal Swap Index Yield + 0.35%), 0.55%, 3/10/2022 (b)	27,000	26,859

Black Belt Energy Gas District, Gas Supply Series 2017A, Rev., LIQ: Royal Bank of Canada, 4.00%, 7/1/2022 (c)	2,340	2,358

City of Centre, Warrant

GO, 3.00%, 9/1/2022	110	111

GO, 4.00%, 9/1/2023	215	224

City of Hamilton, Warrants

GO, 2.00%, 8/1/2022	370	372

GO, 5.00%, 8/1/2023	240	252

Industrial Development Board of The City of Mobile, Alabama Power Control, Barry Plant Project Series 2007A, Rev., 1.00%, 6/26/2025 (c)	4,750	4,620

Prattville Industrial Development Board, International Paper Co. Project

Series 2019B, Rev., 2.00%, 10/1/2024 (c)	450	457

Series 2019C, Rev., 2.00%, 10/1/2024 (c)	430	437

Selma Industrial Development Board, International Paper Co. Project Series 2020A, Rev., 1.37%, 6/16/2025 (c)	2,670	2,654

Southeast Energy Authority A Cooperative District, Project No. 2 Series 2021B, Rev., 4.00%, 6/1/2027	2,415	2,661

State of Alabama Series 2013A, GO, 4.00%, 8/1/2023	1,250	1,304

University of West Alabama, General Fee

Rev., AGM, 4.00%, 1/1/2023	120	123

Rev., AGM, 4.00%, 1/1/2024	125	131

Rev., AGM, 4.00%, 1/1/2025	150	159

Total Alabama		75,038

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Alaska — 1.2%

Alaska Municipal Bond Bank Authority

Series 1, Rev., 5.00%, 5/1/2022	200	201

Series 1, Rev., 5.00%, 12/1/2022	500	516

Series 1, Rev., 5.00%, 12/1/2023	960	1,024

Series 1, Rev., 5.00%, 12/1/2024	870	956

Series 1, Rev., 5.00%, 12/1/2025	750	847

Series 1, Rev., 5.00%, 12/1/2026	675	782

Borough of North Slope, General Purpose Series 2021A, GO, 5.00%, 6/30/2024	2,000	2,169

City of Valdez, Exxon Pipeline Co. Project Series 1993-B, Rev., VRDO, 0.08%, 3/1/2022 (c)	6,840	6,840

City of Valdez, Phillips Trans Alaska Project

Rev., VRDO, 0.25%, 3/9/2022 (c)	12,200	12,200

Rev., VRDO, 0.25%, 3/9/2022 (c)	23,100	23,100

Total Alaska		48,635

Arizona — 0.1%

Arizona Industrial Development Authority, Phoenix Children’s Hospital Series 2020A, Rev., 5.00%, 2/1/2026	130	147

City of Tucson Series 2018-A, GO, 5.00%, 7/1/2026	325	374

Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2023	140	147

Series 2018A, Rev., 5.00%, 7/1/2024	200	215

Industrial Development Authority of the County of Yavapai (The), Regional Medical Center

Rev., 5.00%, 8/1/2022	380	386

Rev., 5.00%, 8/1/2023	325	343

Maricopa County Industrial Development Authority, HonorHealth

Series 2021A, Rev., 5.00%, 9/1/2024	175	191

Series 2021A, Rev., 5.00%, 9/1/2025	725	815

Series 2021A, Rev., 5.00%, 9/1/2026	700	808

Maricopa County School District No. 24 Gila Bend

GO, AGM, 4.00%, 7/1/2022	300	303

GO, AGM, 5.00%, 7/1/2023	700	736

Maricopa County Unified School District No. 95, Queen Creek, School Improvement GO, 3.00%, 7/1/2024	525	546

Total Arizona		5,011

SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Arkansas — 0.1%

Arkansas Development Finance Authority, Department of Community Correction Project Rev., 5.00%, 11/1/2022	410	421

City of Heber Springs, Water and Sewer Rev., 3.00%, 11/1/2023	100	103

County of Sharp, Sales and Use Tax

Rev., 5.00%, 3/1/2022	495	495

Rev., 5.00%, 3/1/2023	540	560

University of Central Arkansas, Student Fee

Series 2020A, Rev., 5.00%, 11/1/2022	200	205

Series 2020A, Rev., 5.00%, 11/1/2023	205	218

Series 2020A, Rev., 5.00%, 11/1/2024	160	175

Series 2020A, Rev., 5.00%, 11/1/2025	230	258

Series 2020A, Rev., 5.00%, 11/1/2026	220	253

Series 2020A, Rev., 5.00%, 11/1/2027	200	235

University of Central Arkansas, Student Housing System

Series 2019C, Rev., AGM, 3.00%, 11/1/2022	85	86

Series 2019C, Rev., AGM, 3.00%, 11/1/2023	135	138

Total Arkansas		3,147

California — 3.2%

California Educational Facilities Authority, University of Southern California Series 2015A, Rev., 5.00%, 10/1/2025 (d)	250	282

California Enterprise Development Authority, Riverside County, Library Facility Project

Rev., 4.00%, 11/1/2022	100	102

Rev., 4.00%, 11/1/2023	200	209

California Health Facilities Financing Authority, Adventist Health System Series 2011A, Rev., 3.00%, 3/1/2024 (c)	1,575	1,611

California Health Facilities Financing Authority, Stanford Health Clinic Series 2021A, Rev., 3.00%, 8/15/2025 (c)	20,000	20,997

California Infrastructure and Economic Development Bank Series 2018C, Rev., (SIFMA Municipal Swap Index Yield + 0.35%), 0.55%, 3/10/2022 (b)	19,250	19,267

California Municipal Finance Authority, San Antonio Gardens Project

Rev., 4.00%, 11/15/2022	280	284

Rev., 4.00%, 11/15/2023	290	301

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

California Municipal Finance Authority, UCR North District, Phase 1 Student Housing Project

Rev., 5.00%, 5/15/2023	360	377

Rev., 5.00%, 5/15/2024	300	324

Rev., 5.00%, 5/15/2025	425	471

Rev., 5.00%, 5/15/2026	500	567

Rev., 5.00%, 5/15/2027	725	840

California Pollution Control Financing Authority, American Water Capital Corp. Project Rev., 0.60%, 9/1/2023 (c)	1,850	1,826

California School Finance Authority, Green Dot Public School Projects Series 2018A, Rev., 5.00%, 8/1/2022 (e)	85	86

California School Finance Authority, Kipp Socal Projects

Series 2019A, Rev., 5.00%, 7/1/2022 (e)	100	101

Series 2019A, Rev., 5.00%, 7/1/2023 (e)	100	105

California Statewide Communities Development Authority, Multi-Family Housing, Washington Court Apartments Series 2021E, Rev., 0.22%, 8/1/2022 (c)	7,000	6,982

Chula Vista Elementary School District Rev., BAN, Zero Coupon, 8/1/2023	5,500	5,414

City of Vernon, Electric System

Series 2021A, Rev., 4.00%, 4/1/2022	1,000	1,003

Series 2021A, Rev., 4.00%, 10/1/2022	1,000	1,017

Series 2021A, Rev., 5.00%, 4/1/2023	1,500	1,559

Series 2021A, Rev., 5.00%, 10/1/2023	1,250	1,320

Series 2021A, Rev., 5.00%, 4/1/2024	1,220	1,306

Series 2021A, Rev., 5.00%, 10/1/2024	1,250	1,356

Mount San Antonio Community College District GO, BAN, Zero Coupon, 4/1/2022 (d)	250	250

Port of Oakland, Intermediate Lien

Series 2021H, Rev., AMT, 5.00%, 5/1/2022	2,550	2,569

Series 2021H, Rev., AMT, 5.00%, 5/1/2022 (d)	200	201

Series 2021H, Rev., AMT, 5.00%, 5/1/2023	3,245	3,385

Series 2021H, Rev., AMT, 5.00%, 5/1/2023 (d)	255	267

Santa Clara County Financing Authority, El Camino Hospital Series 2009A, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.16%, 3/9/2022 (c)	6,605	6,605

Silicon Valley Clean Water, WIFIA Rescue Project Series 2021A, Rev., 0.25%, 3/1/2024	40,000	39,197

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	155

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

South Bay Union School District, San Diego County GO, BAN, Zero Coupon, 8/1/2022	2,000	1,992

Stockton Public Financing Authority

Rev., 5.00%, 3/1/2023	360	372

Rev., 5.00%, 3/1/2025	570	618

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2615, Rev., VRDO, LOC: Barclays Bank plc, 0.32%, 3/9/2022 (c) (e)	5,230	5,230

Total California		128,393

Colorado — 2.1%

Arapahoe County School District No. 6 Littleton Series 2019A, GO, 5.00%, 12/1/2022	1,370	1,413

City of Aurora, First Lien Water Rev., 5.00%, 8/1/2023	2,355	2,488

City of Colorado Springs

COP, 5.00%, 12/1/2022	155	159

COP, 5.00%, 12/1/2023	100	107

Colorado Health Facilities Authority, Valley View Hospital Association Project Rev., 2.80%, 5/15/2023 (c)	1,470	1,489

Denver Health and Hospital Authority, 550 Acoma, Inc. COP, 5.00%, 12/1/2022	295	304

E-470 Public Highway Authority Series 2021B, Rev., (SOFR + 0.35%), 0.38%, 3/3/2022 (b)	5,000	4,993

Regional Transportation District, Denver Transit Partners

Rev., 3.00%, 7/15/2023	50	51

Rev., 5.00%, 1/15/2024	200	213

Rev., 5.00%, 7/15/2024	150	161

Rev., 5.00%, 1/15/2025	165	180

Rev., 5.00%, 7/15/2025	200	221

Rev., 3.00%, 1/15/2026	110	115

Rev., 5.00%, 7/15/2026	225	253

State of Colorado

Series 2020A, COP, 5.00%, 12/15/2023	2,500	2,672

Series 2020A, COP, 5.00%, 12/15/2024	2,085	2,294

University of Colorado Hospital Authority

Series 2018 B, Rev., VRDO, LIQ: TD Bank NA, 0.19%, 3/9/2022 (c)	48,085	48,085

Series 2019A, Rev., VRDO, 0.19%, 3/9/2022 (c)	20,000	20,000

Total Colorado		85,198

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Connecticut — 1.9%

City of Derby

Series 2019A, GO, 5.00%, 8/1/2022	75	76

Series 2019A, GO, 5.00%, 8/1/2023	150	159

Series 2019A, GO, 5.00%, 8/1/2024	85	92

City of New Britain

GO, 5.00%, 9/1/2022 (d)	50	51

GO, 5.00%, 9/1/2023 (d)	110	116

City of New Haven Series 2019A, GO, 5.00%, 8/1/2022	1,000	1,017

Connecticut Housing Finance Authority, Housing Mortgage Finance Program

Series 2020C-3, Rev., VRDO, LIQ: TD Bank NA, 0.20%, 3/9/2022 (c)	20,000	20,000

Series E, SubSeries E-3, Rev., 1.63%, 11/15/2022 (c)	850	850

Connecticut State Health and Educational Facilities Authority, Hartford Healthcare Series 2020B-1, Rev., 5.00%, 1/1/2025 (c)	8,500	9,313

Connecticut State Health and Educational Facilities Authority, Stamford Hospital

Series L-1, Rev., 4.00%, 7/1/2022	500	505

Series L-1, Rev., 4.00%, 7/1/2023	275	285

Series L-1, Rev., 4.00%, 7/1/2024	300	317

Series L-1, Rev., 4.00%, 7/1/2025	300	322

Series L-1, Rev., 4.00%, 7/1/2026	350	382

Series L-1, Rev., 4.00%, 7/1/2027	350	388

Connecticut State Health and Educational Facilities Authority, University of New Haven Series K-1, Rev., 5.00%, 7/1/2022	675	683

New Canaan Housing Authority, Multi-Family Housing, Parish Project Rev., 0.44%, 3/1/2023 (c)	12,475	12,402

State of Connecticut

Series 2020C, GO, 3.00%, 6/1/2022	1,000	1,006

Series 2021C, GO, 5.00%, 7/15/2022	20,000	20,323

Series 2020C, GO, 3.00%, 6/1/2023	600	615

Series 2020C, GO, 4.00%, 6/1/2023	400	415

Series 2020C, GO, 3.00%, 6/1/2024	1,065	1,106

Series 2020C, GO, 4.00%, 6/1/2024	500	531

Series 2020C, GO, 2.00%, 6/1/2025	3,350	3,396

Series 2020C, GO, 4.00%, 6/1/2025	850	920

Total Connecticut		75,270

Delaware — 0.2%

Delaware Economic Development Authority, Delmarva Power and Light Co. Project Series 2020A, Rev., 1.05%, 7/1/2025 (c)	6,000	5,843

SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Delaware — continued

Delaware Municipal Electric Corp. (The), Middletown and Seaford Project

Series 2019A, Rev., 5.00%, 10/1/2022	150	154

Series 2019A, Rev., 5.00%, 10/1/2023	220	233

Total Delaware		6,230

District of Columbia — 0.5%

District of Columbia, Carnegie Endowment for International Peace Rev., VRDO, LOC: Wells Fargo Bank NA, 0.19%, 3/9/2022 (c)	375	375

District of Columbia, Gallaudet University Project Rev., 5.00%, 4/1/2026	100	113

District of Columbia, Georgetown University Issue Series 2017 B-1, Rev., VRDO, LOC: Bank of America NA, 0.20%, 3/9/2022 (c)	1,190	1,190

District of Columbia, International School Rev., 5.00%, 7/1/2022	500	506

District of Columbia, Kipp DC Project Rev., 5.00%, 7/1/2023	100	105

District of Columbia, Medlantic/Helix Issue, Tranche II Series 1998A, Rev., VRDO, LOC: TD Bank NA, 0.19%, 3/9/2022 (c)	2,660	2,660

Metropolitan Washington Airports Authority Aviation

Series 2021A, Rev., AMT, 5.00%, 10/1/2023	3,500	3,704

Series 2021A, Rev., AMT, 5.00%, 10/1/2024	6,000	6,528

Series 2021A, Rev., AMT, 5.00%, 10/1/2025	5,865	6,545

Total District of Columbia		21,726

Florida — 2.5%

City of Fort Myers, Subordinate Utility System

Series 2020B, Rev., AGM, 5.00%, 10/1/2022	2,000	2,048

Series 2020B, Rev., AGM, 5.00%, 10/1/2023	2,125	2,250

Series 2020B, Rev., AGM, 5.00%, 10/1/2024	2,355	2,578

Series 2020B, Rev., AGM, 5.00%, 10/1/2025	5,100	5,724

City of Gainesville, Utilities System Series B, Rev., VRDO, LIQ: Barclays Bank plc, 0.20%, 3/9/2022 (c)	10,200	10,200

City of Tallahassee, Utility System

Rev., 5.00%, 10/1/2023	2,430	2,581

Rev., 5.00%, 10/1/2024	2,550	2,788

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued

County of Escambia, International Paper Co. Project, Environmental Improvement Series 2019B, Rev., 2.00%, 10/1/2024 (c)	775	787

County of Miami-Dade, Aviation System

Series 2020A, Rev., 5.00%, 10/1/2023	2,500	2,650

Series 2020A, Rev., 5.00%, 10/1/2024	2,400	2,616

Series 2020A, Rev., 5.00%, 10/1/2025	1,375	1,541

County of Okeechobee, Solid Waste Disposal, Waste Management, Inc., Okeechobee Landfill Project Rev., 0.55%, 7/1/2024 (c)	2,250	2,174

Escambia County School Board Series 2020A, COP, 5.00%, 2/1/2026	1,895	2,146

Florida Governmental Utility Authority Rev., AGM, 5.00%, 7/1/2025 (d)	200	224

Florida Higher Educational Facilities Financial Authority, Ringling College Project

Rev., 4.00%, 3/1/2022	55	55

Rev., 5.00%, 3/1/2023	185	192

Rev., 5.00%, 3/1/2024	110	117

Florida Higher Educational Facilities Financial Authority, St. Leo University Project

Rev., 5.00%, 3/1/2022	355	355

Rev., 5.00%, 3/1/2023	410	423

Highlands County Health Facilities Authority, Adventist Health System Series 2012I, Rev., VRDO, 0.19%, 3/9/2022 (c)	12,945	12,945

JEA Water and Sewer System

Series A-2, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.20%, 3/9/2022 (c)	18,670	18,670

Series Sub Series B-1, Rev., VRDO, LIQ: State Street Bank & Trust, 0.20%, 3/9/2022 (c)	9,980	9,980

Lee Memorial Health System

Series 2019A-1, Rev., 5.00%, 4/1/2022	750	753

Series 2019A-1, Rev., 5.00%, 4/1/2023	400	417

Series 2019A-1, Rev., 5.00%, 4/1/2024	575	617

Miami-Dade County Industrial Development Authority, Solid Waste Disposal, Waste Management, Inc. of Florida Project

Series 2018B, Rev., AMT, (SIFMA Municipal Swap Index Yield + 0.38%), 0.57%, 3/10/2022 (b)	10,500	10,444

Rev., AMT, 0.40%, 8/1/2023	2,600	2,571

Village Community Development District No. 13 Special Assessment Rev., 2.63%, 5/1/2024	375	378

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	157

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Florida — continued

West Palm Beach Community Redevelopment Agency, City Center Community Redevelopment Area

Rev., 5.00%, 3/1/2023	1,335	1,388

Rev., 5.00%, 3/1/2024	1,160	1,242

Total Florida		100,854

Georgia — 0.7%

City of Atlanta, Department of Aviation

Series 2020A, Rev., 5.00%, 7/1/2024	2,000	2,171

Series 2020B, Rev., AMT, 5.00%, 7/1/2024	1,170	1,264

Series 2020B, Rev., AMT, 5.00%, 7/1/2025	1,800	1,996

Series 2020B, Rev., AMT, 5.00%, 7/1/2026	2,000	2,269

Dahlonega Downtown Development Authority, North Georgia MAC, LLC Project Rev., 5.00%, 7/1/2022	300	304

Georgia State Road and Tollway Authority, Federal Highway Reimbursement

Rev., 5.00%, 6/1/2022	5,000	5,055

Rev., 5.00%, 6/1/2023	4,000	4,199

Main Street Natural Gas, Inc., Gas Supply

Series 2021C, Rev., 4.00%, 12/1/2022	400	408

Series 2021C, Rev., 4.00%, 12/1/2023	750	782

Series 2021C, Rev., 4.00%, 12/1/2024	750	796

Municipal Electric Authority of Georgia, Project One Series 2008-B, Rev., VRDO, LOC: PNC Bank NA, 0.19%, 3/9/2022 (c)	4,255	4,255

Paulding County School District, Sales Tax GO, 3.00%, 8/1/2022	1,500	1,515

Savannah Economic Development Authority, International Paper Co. Project Series 2019A, Rev., 2.00%, 10/1/2024 (c)	1,675	1,702

Total Georgia		26,716

Hawaii — 0.5%

State of Hawaii Airports System

Series 2022B, Rev., AMT, 5.00%, 7/1/2023	12,885	13,521

Series 2022B, Rev., AMT, 5.00%, 7/1/2024	4,500	4,842

Total Hawaii		18,363

Idaho — 0.0% (f)

University of Idaho

Series 2020A, Rev., 5.00%, 4/1/2022	165	166

Series 2020A, Rev., 5.00%, 4/1/2023	355	369

Series 2020A, Rev., 5.00%, 4/1/2024	315	339

Series 2020A, Rev., 5.00%, 4/1/2025	330	366

Total Idaho		1,240

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — 3.3%

Carol Stream Park District

Series 2020C, GO, 4.00%, 11/1/2024	210	223

Series 2020C, GO, 4.00%, 11/1/2025	405	439

Series 2020C, GO, 4.00%, 11/1/2026	535	589

Champaign County Community Unit School District No. 4 Champaign, Capital Appreciation

Series 2020A, GO, Zero Coupon, 1/1/2023	200	198

Series 2020A, GO, Zero Coupon, 1/1/2024	385	375

Chicago Midway International Airport, Second Lien Series 2014B, Rev., 5.00%, 1/1/2023	150	155

Chicago O’Hare International Airport, General Airport, Senior Lien

Series 2020B, Rev., 5.00%, 1/1/2024	500	533

Series 2020B, Rev., 5.00%, 1/1/2026	1,250	1,408

Chicago Transit Authority Capital Grant Receipts

Rev., 5.00%, 6/1/2022	800	808

Rev., 5.00%, 6/1/2023	700	733

Rev., 5.00%, 6/1/2024	600	648

Rev., 5.00%, 6/1/2027	3,500	4,085

City of Aurora

Series 2019A, GO, 4.00%, 12/30/2022	1,525	1,564

Series 2019A, GO, 4.00%, 12/30/2023	1,595	1,674

Series 2019A, GO, 4.00%, 12/30/2024	1,655	1,773

City of Danville

GO, 3.00%, 12/1/2022	140	142

GO, 4.00%, 12/1/2023	145	150

City of Elgin

Series 2020A, GO, 3.00%, 12/15/2022	1,480	1,506

Series 2020A, GO, 3.00%, 12/15/2023	1,025	1,059

City of Rockford, Sales Tax Alternative Revenue Source

Series 2019A, GO, AGM, 4.00%, 12/15/2022	135	138

Series 2019A, GO, AGM, 4.00%, 12/15/2023	140	147

City of Waukegan Series 2018A, GO, AGM, 4.00%, 12/30/2023	525	549

Clay Wayne & Marion Counties Community Unit School District No. 35

GO, AGM, 5.00%, 12/1/2022	165	170

GO, AGM, 5.00%, 12/1/2023	175	186

Cook County Community College District No. 508, Unlimited Tax GO, 5.25%, 12/1/2029	250	266

SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

Cook County Community Consolidated School District No. 34, Glenview, Limited Tax

GO, 4.00%, 12/1/2022	150	154

GO, 4.00%, 12/1/2023	150	157

Cook County Community School District No. 97, Oak Park

GO, 4.00%, 1/1/2023	300	307

GO, 4.00%, 1/1/2024	275	289

Cook County High School District No. 207, Maine Township Series 2019B, GO, 3.50%, 12/1/2022	325	332

Cook County School District No. 100, South Berwyn

Series 2019A, GO, 4.00%, 12/1/2022	235	240

Series 2019C, GO, 4.00%, 12/1/2022	605	619

Series 2019A, GO, 5.00%, 12/1/2023	345	365

Series 2019C, GO, 5.00%, 12/1/2023	660	699

Cook County School District No. 102, La Grange, Limited Tax

GO, AGM, 4.00%, 12/15/2022	825	845

GO, AGM, 4.00%, 12/15/2023	825	865

GO, AGM, 4.00%, 12/15/2024	930	993

GO, AGM, 4.00%, 12/15/2025	985	1,072

Cook County School District No. 109, Indian Springs, Limited Tax

Series 2020A, GO, 4.00%, 12/1/2023	125	131

Series 2020A, GO, 4.00%, 12/1/2024	400	426

Cook County School District No. 145, Arbor Park Series 2019D, GO, 4.00%, 12/1/2023	110	115

Cook County School District No. 148, Dolton Series 2018A, GO, 5.00%, 12/1/2022	725	747

Cook County School District No. 151, South Holland, Limited Tax GO, 4.00%, 4/1/2022	190	191

Cook County School District No. 160, Country Club Hills

Series 2020A, GO, 4.00%, 12/1/2022	510	521

Series 2020A, GO, 4.00%, 12/1/2023	285	298

Series 2020A, GO, 4.00%, 12/1/2024	255	272

Cook County School District No. 160, Country Club Hills, Limited Tax

Series 2020B, GO, 4.00%, 12/1/2022	180	183

Series 2020B, GO, 4.00%, 12/1/2023	100	105

Series 2020B, GO, 4.00%, 12/1/2024	100	107

Cook County School District No. 63, East Maine, Limited Tax GO, 5.00%, 12/1/2022	1,935	1,995

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued

Cook County School District No. 69, Skokie, Limited Tax

GO, 4.00%, 12/1/2024	315	337

GO, 4.00%, 12/1/2025	460	500

Cook County School District No. 89, Maywood, Maywood-Melrose Park-Broadview, Limited Tax

Rev., AGM, 4.00%, 12/15/2022	535	547

Rev., AGM, 4.00%, 12/15/2023	555	581

Rev., AGM, 4.00%, 12/15/2024	580	619

Cook County School District No. 99 Cicero, Limited Tax

Series 2019B, GO, 5.00%, 12/1/2022	350	360

Series 2019B, GO, 5.00%, 12/1/2023	575	608

County of Cook

Series C, GO, 5.00%, 11/15/2022	180	185

Series 2021B, GO, 4.00%, 11/15/2026	3,700	4,089

County of Will

GO, 5.00%, 11/15/2022	475	489

GO, 5.00%, 11/15/2023	525	560

Du Page and Will Counties Community School District No. 204 Indian Prairie GO, 4.00%, 12/30/2025	1,710	1,876

DuPage County Community High School District No. 94 West Chicago GO, 4.00%, 1/1/2033	10	11

DuPage County High School District No. 87 Glenbard GO, 3.00%, 10/1/2022	1,500	1,520

DuPage County School District No. 10 Itasca

GO, 5.00%, 1/1/2023	1,040	1,076

GO, 5.00%, 1/1/2024	1,090	1,165

Flagg-Rochelle Community Park District

Series 2019A, GO, AGM, 4.00%, 1/1/2023	220	225

Series 2019A, GO, AGM, 4.00%, 1/1/2024	225	236

Hoffman Estates Park District Series 2019B, GO, 4.00%, 12/1/2023	245	257

Illinois Finance Authority, Advocate Health Care Network Series 2008C-3A, Rev., VRDO, LIQ: Northern Trust Co., 0.21%, 3/9/2022 (c)	2,650	2,650

Illinois Finance Authority, Edward Health Obligated Group Series 2008C, Rev., VRDO, LOC: TD Bank NA, 0.19%, 3/9/2022 (c)	3,240	3,240

Illinois Finance Authority, Mccormick Theological Series 2001B, Rev., VRDO, LOC: Northern Trust Co., 0.20%, 3/9/2022 (c)	15,250	15,250

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	159

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

Illinois Finance Authority, Northshore University Health System

Series 2020A, Rev., 5.00%, 8/15/2022	750	765

Series 2020A, Rev., 5.00%, 8/15/2023	500	529

Series 2020A, Rev., 5.00%, 8/15/2024	1,000	1,089

Series 2020A, Rev., 5.00%, 8/15/2025	1,250	1,401

Illinois Finance Authority, Northwestern University Series 2008-B, Rev., VRDO, 0.19%, 3/9/2022 (c)	3,425	3,425

Illinois Finance Authority, OSF Healthcare System

Rev., 5.00%, 11/15/2024 (c)	3,000	3,224

Rev., 5.00%, 11/15/2026 (c)	4,000	4,515

Illinois Finance Authority, Presbyterian Homes Obligated Group Series 2021B, Rev., (SIFMA Municipal Swap Index Yield + 0.70%), 0.90%, 3/10/2022 (b)	1,125	1,127

Illinois Finance Authority, Water Facilities, American Water Capital Corp. Project Rev., 0.70%, 9/1/2023 (c)	2,800	2,767

Illinois Finance Authority, Wesleyan University Rev., 5.00%, 9/1/2022	560	571

Illinois Housing Development Authority Series 2019A, Rev., FHA, 1.60%, 3/21/2022 (c)	5,600	5,601

Kane County School District No. 131 Aurora East Side

Series 2020A, GO, AGM, 4.00%, 12/1/2022	120	123

Series 2020B, GO, AGM, 4.00%, 12/1/2022	220	225

Series 2020A, GO, AGM, 5.00%, 12/1/2023	145	154

Series 2020B, GO, AGM, 5.00%, 12/1/2023	235	248

Series 2020A, GO, AGM, 5.00%, 12/1/2024	240	261

Series 2020A, GO, AGM, 5.00%, 12/1/2025	55	62

Series 2020B, GO, AGM, 5.00%, 12/1/2025	115	129

Kendall Kane and Will Counties Community Unit School District No. 308 Series B, GO, 5.00%, 10/1/2022	1,375	1,407

Lake County School District No. 70 Libertyville, Debt Certificates, Limited Tax Rev., 4.00%, 1/1/2023	300	308

Lee and Ogle Counties School District No. 170 Dixon

Series 2019A, GO, AGM, 3.00%, 1/30/2023	170	173

Series 2019B, GO, AGM, 3.00%, 1/30/2023	255	260

Madison-Macoupin Etc. Counties Community College District No. 536, Lewis and Clark Community

GO, AGM, 4.00%, 5/1/2022	750	754

GO, AGM, 4.00%, 5/1/2023	700	721

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued

Peoria Public Building Commission

Series 2019A, Rev., AGM, 3.00%, 12/1/2022	75	76

Series 2019A, Rev., AGM, 4.00%, 12/1/2024	655	697

Sangamon County Community Unit School District No. 5, Ball-Chatham GO, 4.00%, 2/1/2023	2,015	2,071

Sangamon Menard Etc Counties Community School District No. 8 Pleasant Plains

Series 2019C, GO, 4.00%, 1/1/2023	310	318

Series 2019C, GO, 4.00%, 1/1/2024	370	387

St. Charles Public Library District, Limited Tax Rev., 4.00%, 11/1/2022	100	102

State of Illinois

GO, 5.00%, 2/1/2024	3,370	3,598

GO, 5.50%, 5/1/2025	2,500	2,791

GO, 5.50%, 5/1/2026	5,000	5,701

State of Illinois, Sales Tax Rev., 5.00%, 6/15/2023	990	1,038

University of Illinois, Auxiliary Facilities System Series 2013A, Rev., 5.00%, 4/1/2024	2,500	2,609

University of Illinois, Health Services System Series 2008, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.19%, 3/9/2022 (c)	2,110	2,110

Village of Arlington Heights

GO, 4.00%, 12/1/2023	1,130	1,183

GO, 4.00%, 12/1/2024	1,175	1,257

GO, 4.00%, 12/1/2025	695	759

Village of Bartlett

GO, 5.00%, 12/1/2022	1,065	1,099

GO, 5.00%, 12/1/2023	1,130	1,200

Village of Midlothian

Series 2019A, GO, 4.00%, 1/1/2023	190	194

Series 2019A, GO, 4.00%, 1/1/2024	120	126

Village of Villa Park

Series B, GO, 4.00%, 12/15/2022	200	205

Series B, GO, 4.00%, 12/15/2023	205	214

Village of Villa Park, Sales Tax Series 2019A, GO, 4.00%, 12/15/2023	125	131

Washington County Community Unit School District No.10 West Washington GO, 4.00%, 1/15/2023	685	703

Will County Township High School District No. 204 Joliet, Limited Tax GO, 4.00%, 1/1/2023	125	128

SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

Will Grundy Etc Counties Community College District No. 525, Joliet Junior College

GO, 5.00%, 1/1/2023	5,495	5,678

GO, 5.00%, 1/1/2024	2,600	2,777

Total Illinois		134,918

Indiana — 1.5%

City of Evansville, Sewage Works Rev., 4.00%, 7/1/2026	3,710	4,083

City of Rockport, AEP Generating Co. Project

Series A, Rev., 1.35%, 9/1/2022 (c)	2,000	2,006

Series B, Rev., 1.35%, 9/1/2022 (c)	2,250	2,256

City of Rockport, Indiana Michigan Power Co. Project Series 2009B, Rev., 3.05%, 6/1/2025	6,500	6,752

Fort Wayne Community School Building Corp., Indiana Unlimited Ad Valorem Property Tax, First Mortgage Rev., 4.00%, 7/15/2022	125	127

Gary Community School Building Corp., Ad Valorem Property Tax First Mortgage

Series 2020B, Rev., 4.00%, 7/15/2022	165	167

Series 2020B, Rev., 4.00%, 1/15/2023	165	169

Series 2020B, Rev., 4.00%, 7/15/2023	185	192

Series 2020B, Rev., 4.00%, 7/15/2025	215	231

Series 2020B, Rev., 4.00%, 1/15/2026	220	238

Series 2020B, Rev., 4.00%, 7/15/2026	235	256

Indiana Finance Authority, Butler University Project Rev., 3.00%, 2/1/2023	225	229

Indiana Finance Authority, Goshen Health Series B, Rev., 2.10%, 11/1/2026 (c)	2,700	2,728

Indiana Finance Authority, Indianapolis Power and Light Co. Project Series 2021B, Rev., 0.65%, 8/1/2025	4,500	4,274

Indiana Finance Authority, Marian University Project

Series A, Rev., 5.00%, 9/15/2022	50	51

Series A, Rev., 5.00%, 9/15/2023	75	79

Series A, Rev., 5.00%, 9/15/2024	155	167

Indiana Health Facility Financing Authority, Ascension Health Credit Group

Series 2001A-2, Rev., 2.00%, 2/1/2023 (c)	24,875	25,119

Series 2001A-2, Rev., 2.00%, 2/1/2023 (c) (d)	125	126

Metropolitan School District of Southwest Allen County

Series 2019B, GO, 4.00%, 7/15/2022	590	597

Series 2019B, GO, 4.00%, 1/15/2023	520	534

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Indiana — continued

Series 2019B, GO, 4.00%, 7/15/2023	485	505

Series 2019B, GO, 4.00%, 1/15/2024	575	604

North Putnam Middle School Building Corp., Ad Valorem Property Tax, First Mortgage Rev., 3.00%, 7/15/2022	150	151

Purdue University, Student Facilities System Series 2007C, Rev., VRDO, 0.18%, 3/9/2022 (c)	6,460	6,460

Tippecanoe County School Building Corp., Ad Valorem Property Tax First Mortgage

Rev., 4.00%, 7/15/2022	275	278

Rev., 4.00%, 1/15/2023	300	308

Rev., 4.00%, 7/15/2023	380	396

Town of Schererville, Sewage Works

Rev., 4.00%, 3/1/2022	75	75

Rev., 4.00%, 3/1/2023	75	77

Rev., 4.00%, 3/1/2024	110	116

Total Indiana		59,351

Iowa — 0.7%

City of Altoona

Series 2020A, COP, 4.00%, 6/1/2022	225	227

Series 2020A, COP, 4.00%, 6/1/2023	275	285

City of Coralville Series 2016E, COP, 4.00%, 6/1/2023	325	330

City of Iowa Falls, Capital Lien GO, 3.00%, 6/1/2023	230	235

County of Plymouth GO, AGM, 3.00%, 6/1/2022	290	292

Iowa Finance Authority, Health System Rev., (SIFMA Municipal Swap Index Yield + 0.58%), 0.78%, 3/10/2022 (b) (e)	17,400	17,423

Iowa Finance Authority, Single Family Mortgage-Backed Securities Program Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 0.19%, 3/9/2022 (c)	8,500	8,500

North Polk Community School District, Services and Use Tax Series 2020B, Rev., 4.00%, 6/1/2022	450	454

Total Iowa		27,746

Kansas — 0.4%

City of Manhattan, Temporary Notes GO, 1.50%, 6/15/2022	5,815	5,819

Johnson County Park and Recreation District

Series 2019B, COP, 3.00%, 9/1/2022	200	202

Series 2019A, COP, 5.00%, 9/1/2022	250	255

Series 2019B, COP, 3.00%, 9/1/2023	200	206

Series 2019A, COP, 5.00%, 9/1/2023	125	132

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	161

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Kansas — continued

Kansas City, Kansas Community College

Series 2020A, COP, 4.00%, 4/1/2022	600	602

Series 2020A, COP, 4.00%, 4/1/2023	800	824

Series 2020A, COP, 4.00%, 4/1/2024	500	526

Kansas Development Finance Authority, State of Kansas Project

Series 2020R, Rev., 5.00%, 11/1/2024	2,255	2,472

Series 2020R, Rev., 5.00%, 11/1/2025	3,570	4,030

Sedgwick County Unified School District No. 265 Goddard

Series 2020A, GO, 3.00%, 10/1/2022	295	299

Series 2020A, GO, 3.00%, 10/1/2023	350	360

Series 2020A, GO, 3.00%, 10/1/2024	1,050	1,095

Sedgwick County Unified School District No. 267 Renwick

Series 2019A, GO, 3.00%, 11/1/2022	100	101

Series 2019A, GO, 3.00%, 11/1/2023	100	103

Wyandotte County Unified School District No. 202 Turner

Series 2019A, GO, AGM, 3.00%, 9/1/2022	125	126

Series 2019A, GO, AGM, 3.00%, 9/1/2023	400	410

Series 2019A, GO, AGM, 3.00%, 9/1/2024	400	414

Total Kansas		17,976

Kentucky — 1.6%

City of Ashland, Ashland Hospital Corp. DBA King’s Daughters Medical Center

Rev., 5.00%, 2/1/2023	600	621

Rev., 5.00%, 2/1/2024	575	613

City of Hazard, Appalachian Regional Healthcare Project Rev., 5.00%, 7/1/2027	600	701

County of Owen, Water Facilities, Kentucky-American Water Co. Project Rev., 0.70%, 9/1/2023 (c)	2,500	2,471

Kentucky Asset Liability Commission

Series 2021A, Rev., 5.00%, 11/1/2022	4,500	4,623

Series 2021A, Rev., 5.00%, 11/1/2023	2,500	2,657

Series 2021A, Rev., 5.00%, 11/1/2024	2,500	2,738

Series 2021A, Rev., 5.00%, 11/1/2025	3,000	3,371

Kentucky Asset Liability Commission, Federal Highway Trust Fund Series 2020A, Rev., 5.00%, 9/1/2022	3,250	3,318

Kentucky Housing Corp., BTT Development III Portfolio Rev., 1.40%, 6/1/2022 (c)	3,315	3,320

Kentucky Public Energy Authority, Gas Supply

Series 2018A, Rev., 4.00%, 4/1/2022	1,210	1,213

Series 2018A, Rev., 4.00%, 4/1/2024 (c)	18,685	19,537

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Kentucky — continued

Kentucky State Property and Building Commission, Project No. 110 Rev., 5.00%, 8/1/2024	85	93

Kentucky State Property and Building Commission, Project No. 125

Series A, Rev., 5.00%, 3/1/2022	5,500	5,500

Series A, Rev., 5.00%, 9/1/2022	3,000	3,062

Louisville and Jefferson County Metropolitan Government, Louisville Gas and Electric Co. Project Series 2020A, Rev., 0.90%, 9/1/2026	5,000	4,774

Louisville and Jefferson County Metropolitan Government, Norton Healthcare, Inc. Series 2011A, Rev., VRDO, LOC: PNC Bank NA, 0.18%, 3/9/2022 (c)	1,700	1,700

Louisville Regional Airport Authority, Airport System Series 2014A, Rev., AMT, 5.00%, 7/1/2022	1,000	1,014

Paducah Electric Plant Board

Rev., 5.00%, 10/1/2022	2,000	2,046

Rev., 5.00%, 10/1/2023	2,000	2,112

Total Kentucky		65,484

Louisiana — 4.4%

Calcasieu Parish School District No. 23, Public School Improvement

GO, 5.00%, 9/1/2023	180	190

GO, 5.00%, 9/1/2024	250	271

City of Shreveport, Water and Sewer, Junior Lien

Series 2019B, Rev., AGM, 4.00%, 12/1/2023	310	325

Series 2019B, Rev., AGM, 5.00%, 12/1/2024	225	247

Lake Charles Harbor and Terminal District, Big Lake Full LLC Projects Rev., AMT, 1.00%, 12/1/2024 (c)	5,000	4,908

Louisiana Housing Corp., England Apartment Projects Rev., 1.25%, 2/1/2024 (c)	7,890	7,856

Louisiana Local Government Environmental Facilities and Community Development Authority, East Ascension Consolidated Gravity Drainage District No. 1 Rev., 5.00%, 12/1/2025	715	804

Louisiana Local Government Environmental Facilities and Community Development Authority, East Baton Rouge Sewerage Commission Projects Rev., 5.00%, 2/1/2023 (d)	3,000	3,113

SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Louisiana — continued

Louisiana Public Facilities Authority, Louisiana Children’s Medical Center Project Rev., (SIFMA Municipal Swap Index Yield + 0.65%), 0.85%, 3/10/2022 (b)	40,000	40,060

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Rev., 5.00%, 5/15/2025 (c)	8,410	9,275

Louisiana Public Facilities Authority, Tulane University Project

Series 2020A, Rev., 5.00%, 4/1/2025	60	66

Series 2020A, Rev., 5.00%, 4/1/2026	100	114

Louisiana Stadium and Exposition District Rev., BAN, 4.00%, 7/3/2023	3,325	3,418

Parish of St. Charles, Pollution Control, Shell Oil Co. Project Series B, Rev., VRDO, 0.04%, 3/1/2022 (c)	150	150

Parish of St. John the Baptist, Marathon Oil Corp., Project

SubSeries 2017B-1, Rev., 2.13%, 7/1/2024 (c)	18,000	18,092

SubSeries 2017B-2, Rev., 2.37%, 7/1/2026 (c)	12,800	12,918

State of Louisiana Gasoline and Fuels Tax, Second Lien

Series 2017D, Rev., 0.55%, 5/1/2022 (c)	16,035	16,037

Series 2017A, Rev., 0.60%, 5/1/2023 (c)	60,000	60,001

Zachary Community School District No. 1

GO, 3.00%, 3/1/2022	685	685

GO, 3.00%, 3/1/2023	715	729

Total Louisiana		179,259

Maine — 0.0% (f)

Maine Health and Higher Educational Facilities Authority, Mainehealth Series 2020A, Rev., 5.00%, 7/1/2026	250	286

Maryland — 0.9%

County of Calvert, Consolidated Public Improvement

GO, 4.00%, 7/1/2022	1,940	1,962

GO, 4.00%, 7/1/2023	2,070	2,151

GO, 4.00%, 7/1/2024	2,010	2,140

County of Montgomery, Public Improvement Series 2020B, GO, 4.00%, 11/1/2024	1,000	1,073

Maryland Health and Higher Educational Facilities Authority, Pooled Loan Program

Series 1985A, Rev., VRDO, LOC: TD Bank NA, 0.18%, 3/9/2022 (c)	25	25

Series B, Rev., VRDO, LOC: TD Bank NA, 0.19%, 3/9/2022 (c)	16,915	16,915

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — continued

State of Maryland, State and Local Facilities Loan of 2017 Series 2017B, GO, 5.00%, 8/1/2025	2,825	3,175

Washington Suburban Sanitary Commission, Multi-Modal Bond Series A-2, Rev., VRDO, BAN, GTD, LIQ: TD Bank NA, 0.19%, 3/9/2022 (c)	7,500	7,500

Total Maryland		34,941

Massachusetts — 2.0%

City of Boston Series 2020D, GO, 5.00%, 3/1/2024	2,335	2,513

City of New Bedford GO, BAN, 2.00%, 4/15/2022	9,245	9,261

Commonwealth of Massachusetts, Consolidated Loan of 2014 SubSeries D-2, GO, 1.70%, 8/1/2022 (c)	5,500	5,521

Massachusetts Development Finance Agency, Northeastern University Issue

Series 2020A, Rev., 5.00%, 10/1/2022	3,600	3,690

Series 2020A, Rev., 5.00%, 10/1/2023	2,900	3,080

Series 2020A, Rev., 5.00%, 10/1/2024	1,580	1,730

Series 2020A, Rev., 5.00%, 10/1/2025	975	1,099

Series 2020A, Rev., 5.00%, 10/1/2026	895	1,036

Massachusetts Development Finance Agency, Partners Healthcare System Issue Series 2017S, Rev., (SIFMA Municipal Swap Index Yield + 0.50%), 0.70%, 3/10/2022 (b)	1,500	1,500

Massachusetts Development Finance Agency, Suffolk University Issue

Rev., 5.00%, 7/1/2022	390	396

Rev., 5.00%, 7/1/2024	350	376

Massachusetts Development Finance Agency, Wellforce Issue

Series 2020C, Rev., AGM, 5.00%, 10/1/2022	150	154

Series 2020C, Rev., AGM, 5.00%, 10/1/2023	100	106

Series 2020C, Rev., AGM, 5.00%, 10/1/2024	115	125

Series 2020C, Rev., AGM, 5.00%, 10/1/2025	175	196

Series 2020C, Rev., AGM, 5.00%, 10/1/2026	175	200

Massachusetts Port Authority Series 2019-A, Rev., AMT, 5.00%, 7/1/2022 (d)	2,500	2,535

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	163

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Massachusetts — continued

Massachusetts Transportation Trust Fund Metropolitan Highway System, Commonwealth Contract Assistance Secured, Subordinated Series A, Rev., 5.00%, 1/1/2023 (c)	10,000	10,333

Massachusetts Water Resources Authority Series A-3, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.19%, 3/9/2022 (c)	27,170	27,170

University of Massachusetts Building Authority

Rev., 5.00%, 11/1/2024 (d)	9,485	10,419

Series 2015-1, Rev., 5.00%, 11/1/2025 (d)	250	283

Total Massachusetts		81,723

Michigan — 2.1%

City of Charlevoix, Building Authority, Limited Tax

Rev., 4.00%, 10/1/2022	175	178

Rev., 4.00%, 10/1/2023	110	115

City of Gladstone, Capital Improvement, Limited Tax

GO, AGM, 3.00%, 3/1/2022	250	250

GO, AGM, 3.00%, 3/1/2023	260	265

GO, AGM, 3.00%, 3/1/2024	265	273

GO, AGM, 3.00%, 3/1/2025	275	287

Frankenmuth School District, School Building and Site GO, Q-SBLF, 4.00%, 5/1/2023	200	207

Fulton School District, Unlimited Tax

GO, AGM, 4.00%, 5/1/2025	215	231

GO, AGM, 4.00%, 5/1/2026	220	241

GO, AGM, 4.00%, 5/1/2027	210	233

Hopkins Public Schools

Series 2019A, GO, Q-SBLF, 4.00%, 5/1/2022	160	161

Series 2019A, GO, Q-SBLF, 4.00%, 5/1/2023	365	378

Huron Valley School District, Unlimited Tax

GO, Q-SBLF, 2.00%, 5/1/2024	5,825	5,920

GO, Q-SBLF, 2.00%, 5/1/2025	2,050	2,090

Jackson Public Schools, Unlimited Tax

GO, Q-SBLF, 4.00%, 5/1/2023	605	626

GO, Q-SBLF, 4.00%, 5/1/2024	690	731

Kelloggsville Public Schools, School Building and Site GO, AGM, 4.00%, 5/1/2022	380	382

Kent Hospital Finance Authority, Spectrum Health System Series 2008B-3, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.20%, 3/9/2022 (c)	34,040	34,040

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Michigan — continued

Lakeview School District, School Building and Site, Unlimited Tax Series B, GO, VRDO, LOC: TD Bank NA, 0.20%, 3/9/2022 (c)	8,330	8,330

Leland Public School District

GO, AGM, 4.00%, 5/1/2022	510	513

GO, AGM, 4.00%, 5/1/2023	785	812

Michigan Finance Authority, Bronson Healthcare Group, Inc. Series B, Rev., 3.50%, 11/15/2022 (c)	4,165	4,239

Michigan State Hospital Finance Authority, Ascension Health Credit Group Series 2010F-3, Rev., 4.00%, 7/1/2024 (c)	1,000	1,059

Michigan State Housing Development Authority, Single Family Mortgage Series D, Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 0.24%, 3/9/2022 (c)	5,485	5,485

Michigan State Housing Development Authority, Woodland Hills Apartments Project Rev., 0.23%, 10/1/2022 (c)	7,200	7,169

Michigan Strategic Fund, Holland Home Obligated Group

Rev., 4.00%, 11/15/2022	180	183

Rev., 4.00%, 11/15/2023	190	197

Michigan Strategic Fund, Waste Management, Inc. Project Rev., 0.58%, 8/1/2024 (c)	3,000	2,897

South Haven Township and Casco Township, Water and Sewage Treatment Authority, Limited Tax

Rev., 4.00%, 5/1/2022	285	287

Rev., 4.00%, 5/1/2023	480	497

Rev., 4.00%, 5/1/2024	720	758

Waterford School District, Unlimited Tax

GO, Q-SBLF, 4.00%, 5/1/2022	650	653

GO, Q-SBLF, 4.00%, 5/1/2023	1,340	1,383

GO, Q-SBLF, 4.00%, 5/1/2024	1,360	1,440

Wayne County Airport Authority Series G, Rev., 5.00%, 12/1/2024	1,000	1,098

Wayne-Westland Community Schools, Building and Site Unlimited Tax

GO, Q-SBLF, 4.00%, 5/1/2022	160	161

GO, Q-SBLF, 5.00%, 11/1/2022	290	298

Total Michigan		84,067

Minnesota — 0.3%

City of Minneapolis & St. Paul Housing and Redevelopment Authority, Health Care, Allina Health System Series 2007C-2, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.20%, 3/9/2022 (c)	6,410	6,410

SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Minnesota — continued

City of Wayzata, Folkestone Senior Living Community

Rev., 3.00%, 8/1/2022	200	201

Rev., 3.00%, 8/1/2023	100	101

Rev., 3.00%, 8/1/2024	100	101

Duluth Economic Development Authority, Benedictine Health System

Series 2021A, Rev., 3.00%, 7/1/2023	210	212

Series 2021A, Rev., 3.00%, 7/1/2024	100	102

Series 2021A, Rev., 3.00%, 7/1/2025	100	102

Series 2021A, Rev., 3.00%, 7/1/2026	180	183

Duluth Housing and Redevelopment Authority, Duluth Public Schools Academy Project

Series 2018-A, Rev., 3.63%, 11/1/2022	345	347

Series 2018-A, Rev., 3.88%, 11/1/2023	325	333

Duluth Independent School District No. 709 Series 2019B, COP, 5.00%, 2/1/2023	185	192

Metropolitan Council, Minneapolis St. Paul Metropolitan Area Series 2020C, GO, GAN, 0.38%, 12/1/2022	5,000	4,981

Minnesota Higher Education Facilities Authority, College of St. Scholastica, Inc.

Rev., 3.00%, 12/1/2022	100	101

Rev., 3.00%, 12/1/2023	100	103

Total Minnesota		13,469

Mississippi — 0.1%

City of Tupelo

GO, 4.00%, 12/1/2022	245	251

GO, 4.00%, 12/1/2023	315	330

County of Warren, Gulf Opportunity Zone, International Paper Co. Project

Series 2020A, Rev., 1.37%, 6/16/2025 (c)	1,750	1,739

Series 2020C, Rev., 1.37%, 6/16/2025 (c)	1,500	1,490

Mississippi Development Bank, Biloxi Project Rev., 3.00%, 3/1/2022	175	175

Mississippi Development Bank, Rankin County Bond Project Rev., 3.00%, 3/1/2022	100	100

Mississippi Hospital Equipment and Facilities Authority, Forrest County General Hospital Refunding Project

Series B, Rev., 5.00%, 1/1/2023	370	382

Series B, Rev., 5.00%, 1/1/2024	370	395

Total Mississippi		4,862

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Missouri — 0.8%

City of Kansas City, Roe Bartle Convention Center Series 2008F, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.21%, 3/9/2022 (c)	4,490	4,490

City of St. Peters

COP, 4.00%, 5/1/2022	605	608

COP, 4.00%, 5/1/2023	625	646

COP, 4.00%, 5/1/2024	650	687

COP, 4.00%, 5/1/2025	425	458

County of Greene, Special Obligation

Rev., 4.00%, 12/1/2022	260	266

Rev., 4.00%, 12/1/2023	520	545

Rev., 4.00%, 12/1/2024	540	578

County of Jackson, Harry S. Truman Sports Complex Project Rev., 5.00%, 12/1/2022	4,000	4,115

Greene County Reorganized School District No. R-8

Series 2019B, GO, 3.00%, 3/1/2022	500	500

Series 2019B, GO, 3.00%, 3/1/2023	595	608

Health and Educational Facilities Authority of the State of Missouri, BJC Health System

Series C, Rev., VRDO, LIQ: BJC Health System, 0.19%, 3/9/2022 (c)	1,285	1,285

Series 2021B, Rev., 4.00%, 5/1/2026 (c)	7,500	8,264

Missouri Western State University, Auxiliary System Rev., 2.80%, 10/1/2022	50	50

Nixa Public Schools

Series 2019B, GO, 4.00%, 3/1/2022	175	175

Series 2019B, GO, 5.00%, 3/1/2023	200	208

St. Louis County Special School District

COP, 4.00%, 4/1/2022	395	396

COP, 4.00%, 4/1/2023	410	423

COP, 4.00%, 4/1/2024	605	637

Tender Option Bond Trust Receipts/Certificates

Series 2018-XG0176, Rev., VRDO, LIQ: Royal Bank of Canada, 0.32%, 3/9/2022 (c) (e)	8,200	8,200

Total Missouri		33,139

Montana — 0.1%

Montana State Board of Regents, Montana State University Series F, Rev., (SIFMA Municipal Swap Index Yield + 0.45%), 0.65%, 3/10/2022 (b)	2,940	2,946

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	165

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Nebraska — 0.4%

County of Saunders

GO, 2.00%, 11/1/2022	300	302

GO, 3.00%, 11/1/2023	325	334

GO, 3.00%, 11/1/2024	415	433

County of Washington, Wastewater and Solid Waste Disposal Facilities, Cargill Incorporated Projects Rev., AMT, 0.90%, 9/1/2025 (c)	6,800	6,680

Nebraska Public Power District

Series 2021C, Rev., 5.00%, 1/1/2023	1,600	1,655

Series 2021D, Rev., 5.00%, 1/1/2023	1,500	1,552

Series 2021C, Rev., 5.00%, 1/1/2024	4,710	5,039

Total Nebraska		15,995

Nevada — 0.5%

Carson City Nevada Hospital Rev., 5.00%, 9/1/2027	610	709

City of Sparks, Senior Sales Tax Series 2019A, Rev., 2.50%, 6/15/2024 (e)	595	597

Clark County School District, Limited Tax Series C, GO, 5.00%, 6/15/2023	2,000	2,100

County of Clark, Department of Aviation, Nevada Airport System, Subordinate Lien Series 2008D-3, Rev., VRDO, LOC: Bank of America NA, 0.20%, 3/9/2022 (c)	4,435	4,435

County of Humboldt, Sierra Pacific Power Company Project Series 2016B, Rev., 1.85%, 4/15/2022 (c)	4,550	4,556

County of Washoe, Water Facilities Bonds, Sierra Pacific Power Co. Project

Rev., AMT, 0.62%, 4/15/2022 (c)	4,000	3,999

Series 2016G, Rev., 1.85%, 4/15/2022 (c)	5,000	5,007

Total Nevada		21,403

New Hampshire — 0.6%

New Hampshire Business Finance Authority, Waste Management, Inc., Project Series 2018A, Rev., AMT, (SIFMA Municipal Swap Index Yield + 0.38%), 0.57%, 3/10/2022 (b)	24,500	24,367

New Jersey — 3.4%

Atlantic County Improvement Authority (The), Atlantic City Campus Phase II Project

Series 2021A, Rev., AGM, 5.00%, 7/1/2024	75	81

Series 2021A, Rev., AGM, 5.00%, 7/1/2025	100	111

Series 2021A, Rev., AGM, 5.00%, 7/1/2026	100	114

City of Newark

Series 2020A, GO, 5.00%, 10/1/2022	750	766

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Jersey — continued

Series 2020B, GO, 5.00%, 10/1/2022	500	511

Series 2020A, GO, AGM, 5.00%, 10/1/2023	1,000	1,056

Series 2020B, GO, AGM, 5.00%, 10/1/2023	525	554

Series 2020A, GO, AGM, 5.00%, 10/1/2024	1,000	1,085

Series 2020B, GO, AGM, 5.00%, 10/1/2024	650	704

Series 2020A, GO, AGM, 5.00%, 10/1/2025	850	945

Series 2020B, GO, AGM, 5.00%, 10/1/2025	595	662

Series 2020A, GO, AGM, 5.00%, 10/1/2026	750	854

East Brunswick Township Board of Education, School Energy Savings GO, 5.00%, 8/1/2022	110	112

Jersey City Municipal Utilities Authority, Water Project Notes Rev., 3.00%, 7/1/2022	16,000	16,116

New Brunswick Parking Authority, Tax-Exempt

Series 2020B, Rev., GTD, 5.00%, 9/1/2022	350	357

Series 2020B, Rev., GTD, 5.00%, 9/1/2023	335	353

Series 2020B, Rev., GTD, 5.00%, 9/1/2024	425	463

Series 2020B, Rev., GTD, 5.00%, 9/1/2025	425	476

Series 2020A, Rev., GTD, 5.00%, 9/1/2026	500	576

New Jersey Economic Development Authority, School Facilities Construction

Series 2021QQQ, Rev., 5.00%, 6/15/2022	100	101

Series 2021QQQ, Rev., 5.00%, 6/15/2023	110	115

Series 2021QQQ, Rev., 5.00%, 6/15/2024	300	323

Series 2021QQQ, Rev., 5.00%, 6/15/2025	550	608

Series 2021QQQ, Rev., 5.00%, 6/15/2026	555	627

New Jersey Health Care Facilities Financing Authority, Barnabas Health Obligated Group

Series 2021A, Rev., 5.00%, 7/1/2022	5,590	5,668

Series 2021A, Rev., 5.00%, 7/1/2023	6,810	7,171

New Jersey Transportation Trust Fund Authority Series 2021A, Rev., 5.00%, 6/15/2025	2,750	3,038

New Jersey Turnpike Authority Series D, Rev., 5.00%, 1/1/2028	7,000	7,979

Passaic County Improvement Authority (The), City of Paterson Project Rev., GTD, 5.00%, 8/15/2026	350	404

Passaic Valley Sewerage Commission, Sewer System

Series J, Rev., AGM, 3.00%, 12/1/2025	1,825	1,917

Series J, Rev., AGM, 3.00%, 12/1/2026	6,285	6,664

State of New Jersey, COVID-19 Emergency Bonds

GO, 4.00%, 6/1/2023	21,380	22,119

SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New Jersey — continued

GO, 5.00%, 6/1/2024	26,250	28,298

GO, 5.00%, 6/1/2025	12,670	14,041

Township of Chatham

GO, BAN, 1.50%, 4/8/2022	11,475	11,483

Total New Jersey		136,452

New Mexico — 0.2%

City of Rio Rancho, Water and Wastewater System Rev., 5.00%, 5/15/2022	1,250	1,261

City of Santa Fe, El Castillo Retirement Residences Project Series 2019B-2, Rev., 2.25%, 5/15/2024	600	600

County of Sandoval GO, 5.00%, 8/1/2022	560	570

New Mexico Hospital Equipment Loan Council, Haverland Carter Lifestyle Group — La Vida Llena Expansion Project

Series C, Rev., 2.25%, 7/1/2023	1,525	1,527

Series C, Rev., 2.38%, 7/1/2024	1,525	1,525

University of New Mexico (The), Subordinate Lien System Series 2002B, Rev., VRDO, LIQ: U.S. Bank NA, 0.21%, 3/9/2022 (c)	2,360	2,360

University of New Mexico, Gallup Branch Community College District GO, 2.00%, 10/15/2022	1,500	1,501

Total New Mexico		9,344

New York — 28.5%

Afton Central School District GO, BAN, 1.25%, 7/15/2022	6,000	6,007

Albany City School District

Series 2021A, GO, BAN, 3.00%, 3/25/2022	46,605	46,675

Series B, GO, BAN, 1.00%, 7/29/2022	33,090	33,103

Amsterdam City School District GO, BAN, 1.25%, 6/24/2022	23,548	23,573

Ardsley Union Free School District GO, BAN, 1.50%, 2/10/2023	4,994	5,015

Battery Park City Authority

Series 2019D-2, Rev., VRDO, LIQ: TD Bank NA, 0.19%, 3/9/2022 (c)	935	935

Series 2019D-1, Rev., VRDO, LIQ: TD Bank NA, 0.20%, 3/9/2022 (c)	14,655	14,655

Bay Shore Union Free School District GO, TAN, 1.25%, 6/24/2022	32,500	32,532

Berlin Central School District GO, BAN, 2.00%, 6/29/2022	5,195	5,213

Binghamton City School District Series 2021B, GO, BAN, 1.25%, 11/10/2022	10,500	10,517

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Brasher Falls Central School District Series 2021B, GO, BAN, 1.25%, 7/13/2022	15,811	15,831

Broome County Local Development Corp., United Health Services Hospitals, Inc., Project

Rev., AGM, 5.00%, 4/1/2024	500	537

Rev., AGM, 5.00%, 4/1/2025	500	553

Rev., AGM, 5.00%, 4/1/2026	500	568

Canaseraga Central School District GO, BAN, 1.25%, 7/20/2022	3,640	3,644

Canastota Central School District GO, BAN, 1.25%, 6/29/2022	19,200	19,224

Catskill Central School District

GO, BAN, 1.25%, 6/29/2022	26,960	26,989

Center Moriches Union Free School District GO, TAN, 1.25%, 6/24/2022	9,000	9,010

Chenango Forks Central School District Series 2021B, GO, BAN, 1.25%, 6/30/2022	12,000	12,012

Chenango Valley Central School District GO, BAN, 1.25%, 6/24/2022	12,190	12,202

City of Jamestown, Public Improvement

GO, 5.00%, 6/1/2022	500	505

GO, 5.00%, 6/1/2023	525	551

GO, 5.00%, 6/1/2024	545	587

City of New York, Fiscal Year 2012 Series A, SubSeries A-4, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.19%, 3/9/2022 (c)	2,300	2,300

City of New York, Fiscal Year 2020 Series 2020-1, GO, 5.00%, 8/1/2026	1,300	1,496

City of New York, Fiscal Year 2021 Series A, SubSeries A-1, GO, 5.00%, 8/1/2024	15,000	16,332

City of Rochester Series 2021-I, GO, BAN, 1.50%, 3/3/2022	41,355	41,357

Copiague Union Free School District GO, TAN, 1.25%, 6/22/2022	26,000	26,029

East Quogue Union Free School District GO, TAN, 1.25%, 6/24/2022	5,000	5,005

Edgemont Union Free School District at Greenburgh GO, BAN, 1.25%, 9/2/2022	3,800	3,806

Floral Park-Bellerose Union Free School District

GO, 5.00%, 12/1/2022	475	490

GO, 5.00%, 12/1/2023	495	529

GO, 5.00%, 12/1/2024	525	579

GO, 5.00%, 12/1/2025	550	625

Frewsburg Central School District GO, BAN, 1.25%, 6/22/2022	6,177	6,182

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	167

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Fulton City School District GO, BAN, 1.25%, 7/22/2022	10,000	10,011

Gananda Central School District GO, BAN, 1.25%, 6/30/2022	8,000	8,010

Geneva City School District GO, RAN, 1.25%, 6/22/2022	7,000	7,007

Gowanda Central School District GO, BAN, 1.25%, 6/21/2022	10,911	10,921

Granville Central School District GO, BAN, 1.25%, 6/17/2022	13,951	13,965

Hamilton Central School District GO, BAN, 1.25%, 7/8/2022	5,796	5,807

Harborfields Central School District GO, BAN, 1.25%, 9/8/2022	14,609	14,636

Hempstead Town Local Development Corp., Adelphi University Project

Rev., 4.00%, 2/1/2023	100	103

Rev., 4.00%, 2/1/2024	200	209

Hempstead Union Free School District

Series A, GO, RAN, 1.00%, 6/30/2022	6,000	6,001

Series 2021B, GO, BAN, 1.00%, 7/13/2022	4,130	4,131

Hermon-DeKalb Central School District GO, BAN, 1.25%, 6/30/2022	14,000	14,014

Hoosick Falls Central School District GO, BAN, 1.25%, 8/5/2022	12,500	12,514

Jamesville-Dewitt Central School District GO, BAN, 1.25%, 7/15/2022	21,000	21,029

Lewiston-Porter Central School District GO, BAN, 1.25%, 6/15/2022	8,090	8,097

Lisbon Central School District GO, BAN, 1.25%, 7/15/2022	5,200	5,207

Long Island Power Authority, Electric System

Rev., 1.00%, 9/1/2025	25,000	24,450

Series 2020A, Rev., 5.00%, 9/1/2026	680	785

Mattituck-Cutchogue Union Free School District GO, TAN, 1.25%, 6/24/2022	8,500	8,510

Mcgraw Central School District GO, BAN, 1.25%, 6/28/2022	8,855	8,865

Metropolitan Transportation Authority Series 2002G-1F, Rev., (SOFR + 0.43%), 0.46%, 4/1/2022 (b)	1,670	1,641

Metropolitan Transportation Authority, Dedicated Tax Fund Series 2019A, Rev., BAN, 5.00%, 3/1/2022 (d)	20,500	20,500

Middleburgh Central School District GO, BAN, 1.25%, 6/28/2022	9,770	9,780

Moriah Central School District GO, BAN, 1.25%, 7/14/2022	6,815	6,828

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Mount Vernon City School District GO, 5.00%, 12/1/2022	1,965	2,024

New York City Industrial Development Agency, Queens Baseball Stadium Project

Rev., AGM, 5.00%, 1/1/2024	1,000	1,068

Rev., AGM, 5.00%, 1/1/2025	2,000	2,188

Rev., AGM, 5.00%, 1/1/2026	1,000	1,122

Rev., AGM, 5.00%, 1/1/2027	1,000	1,148

New York City Water and Sewer System, Fiscal Year 2003 SubSeries F1B, Rev., VRDO, LIQ: U.S. Bank NA, 0.19%, 3/9/2022 (c)	150	150

New York City Water and Sewer System, Second General Resolution Series BB-1A, Rev., VRDO, LIQ: State Street Bank & Trust, 0.08%, 3/1/2022 (c)	14,600	14,600

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2008 SubSeries BB-1, Rev., VRDO, LIQ: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.19%, 3/9/2022 (c)	11,390	11,390

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2011 Series DD-1, Rev., VRDO, LIQ: TD Bank NA, 0.03%, 3/1/2022 (c)	11,200	11,200

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series 2015BB-3, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 0.21%, 3/9/2022 (c)	5,680	5,680

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2018 Series 2018CC-2, Rev., 5.00%, 6/15/2025	4,420	4,725

New York State Dormitory Authority, Fordham University Rev., 5.00%, 7/1/2023	920	968

New York State Dormitory Authority, School Districts Financing Program Series 2019A, Rev., 5.00%, 10/1/2022	7,490	7,675

New York State Dormitory Authority, St. John’s University

Series 2021A, Rev., 4.00%, 7/1/2022	1,500	1,517

Series 2021A, Rev., 5.00%, 7/1/2025	750	834

New York State Dormitory Authority, State Sales Tax Series 2018C, Rev., 5.00%, 3/15/2025	400	443

New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Tax-Exempt

Rev., 5.00%, 12/1/2022	750	770

Rev., 5.00%, 12/1/2023	800	844

Rev., 5.00%, 12/1/2024	800	866

SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Rev., 5.00%, 12/1/2025	500	552

Rev., 5.00%, 12/1/2026	750	843

Niagara Frontier Transportation Authority, Buffalo Niagara International Airport Series 2019A, Rev., AMT, 5.00%, 4/1/2022	845	848

North Syracuse Central School District GO, BAN, 1.25%, 8/5/2022	40,300	40,355

Northeastern Clinton Central School District GO, BAN, 1.25%, 9/2/2022	20,000	20,032

Oakfield-Alabama Central School District GO, BAN, 1.25%, 7/19/2022	11,000	11,015

Odessa-Montour Central School District GO, BAN, 1.25%, 7/15/2022	11,200	11,214

Owego Apalachin Central School District GO, BAN, 1.25%, 6/29/2022	22,476	22,504

Oxford Academy and Central School District GO, BAN, 2.00%, 7/8/2022	5,580	5,600

Palmyra Macedon Central School District GO, BAN, 1.25%, 6/16/2022	16,220	16,238

Pine Valley Central School District GO, BAN, 1.25%, 6/15/2022	6,420	6,426

Port Authority of New York and New Jersey, Consolidated Series 207, Rev., AMT, 5.00%, 9/15/2023	10,000	10,562

Sachem Central School District GO, TAN, 1.25%, 6/23/2022	50,000	50,058

Sandy Creek Central School District GO, BAN, 1.25%, 6/24/2022	20,222	20,242

Seneca Falls Central School District GO, BAN, 1.25%, 6/28/2022	14,715	14,732

Smithtown Central School District GO, TAN, 1.25%, 6/29/2022	50,000	50,062

Solvay Union Free School District GO, BAN, 1.25%, 6/29/2022	25,530	25,556

Springs Union Free School District GO, TAN, 1.25%, 6/24/2022	6,000	6,007

Town of Oyster Bay, Public Improvement

GO, 4.00%, 11/1/2022	410	418

GO, 4.00%, 11/1/2023	1,000	1,047

GO, 4.00%, 11/1/2024	950	1,015

GO, 4.00%, 11/1/2025	495	539

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels

Series 2021A, Rev., BAN, 5.00%, 11/1/2025	15,000	16,930

Series 2021A-2, Rev., 2.00%, 5/15/2026 (c)	16,000	16,206

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Trust for Cultural Resources of The City of New York (The), American Museum of Natural History Series 2014B-1, Rev., (SIFMA Municipal Swap Index Yield + 0.04%), 0.24%, 3/10/2022 (b)	5,000	5,000

Union Endicott Central School District GO, BAN, 1.25%, 6/24/2022	8,513	8,523

Wantagh Union Free School District GO, TAN, 1.25%, 6/24/2022	10,000	10,011

Waterville Central School District Series 2021B, GO, BAN, 1.25%, 7/15/2022	12,310	12,323

Watervliet City School District GO, BAN, 1.25%, 4/27/2022	10,000	10,007

West Babylon Union Free School District GO, TAN, 1.25%, 6/24/2022	22,000	22,025

Whitesboro Central School District GO, BAN, 1.25%, 6/24/2022	20,717	20,739

Williamson Central School District GO, BAN, 1.25%, 7/15/2022	9,272	9,284

Windsor Central School District GO, BAN, 1.25%, 6/16/2022	9,649	9,658

Wyandanch Union Free School District GO, TAN, 1.25%, 6/24/2022	12,000	12,012

Yorkshire-Pioneer Central School District GO, BAN, 1.25%, 7/28/2022	14,000	14,016

Total New York		1,160,000

North Carolina — 2.9%

Buncombe County Metropolitan Sewerage District Series 2008A, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.20%, 3/9/2022 (c)	19,975	19,975

City of Raleigh, Downtown Improvement Projects Series 2005-B-1, COP, VRDO, LIQ: PNC Bank NA, 0.20%, 3/9/2022 (c)	21,400	21,400

City of Raleigh, Limited Obligation Series 2016A, Rev., VRDO, LIQ: PNC Bank NA, 0.20%, 3/9/2022 (c)	8,115	8,115

Columbus County Industrial Facilities and Pollution Control Financing Authority, International Paper Co. Project

Series 2019A, Rev., 2.00%, 10/1/2024 (c)	825	838

Series 2019B, Rev., 2.00%, 10/1/2024 (c)	825	838

Series 2020A, Rev., 1.37%, 6/16/2025 (c)	1,780	1,769

County of Harnett, Limited Obligation

Rev., 4.00%, 12/1/2022	1,700	1,741

Rev., 4.00%, 12/1/2023	1,650	1,733

Rev., 4.00%, 12/1/2024	1,000	1,073

Rev., 5.00%, 12/1/2025	1,000	1,132

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	169

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

North Carolina — continued

County of Orange, Limited Obligation

Series 2021A, Rev., 5.00%, 11/15/2022	1,405	1,447

Series 2021A, Rev., 5.00%, 11/15/2023	630	672

Series 2021A, Rev., 5.00%, 11/15/2024	350	385

Series 2021A, Rev., 5.00%, 11/15/2025	250	283

North Carolina Medical Care Commission, Caromont Health Series 2021B, Rev., 5.00%, 2/1/2026 (c)	2,840	3,209

North Carolina Turnpike Authority, Triangle Expressway System Rev., BAN, 5.00%, 2/1/2024	39,700	42,375

State of North Carolina, Build NC Programs, Limited Obligation Series 2020B, Rev., 5.00%, 5/1/2022	7,000	7,051

University of North Carolina at Chapel Hill Series B, Rev., (ICE LIBOR USD 1 Month + 0.40%), 0.55%, 4/1/2022 (b)	3,750	3,750

Total North Carolina		117,786

Ohio — 4.0%

City of Akron, Various Purpose

GO, 2.00%, 12/1/2022	565	570

GO, 2.00%, 12/1/2023	485	491

City of Cleveland, Income Tax, Subordinate Lien, Public Facilities Improvements Series 2018A, Rev., 5.00%, 10/1/2022	265	272

City of Elyria, Limited Tax Series 2019-2, GO, 4.00%, 12/1/2022	935	957

City of Lakewood, Income Tax Rev., 0.75%, 3/22/2022	5,000	5,000

City of Lorain, Limited Tax

Series 2020A, GO, 4.00%, 12/1/2022	280	286

Series 2020A, GO, 4.00%, 12/1/2023	300	315

Series 2020A, GO, 4.00%, 12/1/2024	250	267

City of Toledo, Limited Tax, Capital Improvement GO, AGM, 5.00%, 12/1/2022	1,305	1,345

Cleveland-Cuyahoga County Port Authority, The Cleveland Museum of Natural History Project

Rev., 5.00%, 7/1/2025	100	111

Rev., 5.00%, 7/1/2026	125	142

County of Allen, Hospital Facilities, Mercy Health Series B, Rev., 5.00%, 5/5/2022 (c)	2,000	2,015

County of Franklin, Hospital Facilities, OhioHealth Corp.

Series 2011C, Rev., VRDO, 0.18%, 3/9/2022 (c)	200	200

Series 2009A, Rev., VRDO, LIQ: Barclays Bank plc, 0.19%, 3/9/2022 (c)	38,030	38,030

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — continued

County of Ross, Adena Health System Obligated Group Project

Rev., 5.00%, 12/1/2022	355	366

Rev., 5.00%, 12/1/2023	490	520

Euclid City School District

COP, 4.00%, 12/1/2023	70	73

COP, 4.00%, 12/1/2024	180	192

Lancaster Port Authority, Gas Supply Series 2019A, Rev., LIQ: Royal Bank of Canada, 5.00%, 2/1/2025 (c)	6,100	6,669

Ohio Housing Finance Agency, Carnegie Tower Project Rev., FHA, 0.35%, 10/1/2022 (c)	10,200	10,166

Ohio Water Development Authority, Water Pollution Control Loan Fund Series 2016A, Rev., VRDO, LIQ: TD Bank NA, 0.17%, 3/9/2022 (c)	73,645	73,645

State of Ohio, Capital Facilities Lease Appropriation Park and Recreation Improvement Fund Projects Series 2020B, Rev., VRDO, 0.17%, 3/9/2022 (c)	12,000	12,000

State of Ohio, University Hospitals Health System, Inc. Series A, Rev., VRDO, 0.33%, 3/9/2022 (c)	8,250	8,250

Total Ohio		161,882

Oklahoma — 0.4%

Bryan County School Finance Authority, Durant Public Schools Project

Rev., 4.00%, 12/1/2022	190	195

Rev., 4.00%, 12/1/2023	155	162

Rev., 4.00%, 12/1/2024	165	176

Canadian County Educational Facilities Authority, Mustang Public Schools Project Rev., 3.00%, 9/1/2023	1,000	1,028

City of Moore GO, 1.25%, 4/1/2022	1,550	1,551

Cleveland County Educational Facilities Authority, Lexington Public Schools Project

Rev., 4.00%, 9/1/2022	125	127

Rev., 4.00%, 9/1/2023	270	281

Custer County Economic Development Authority, Thomas Fay Public Schools Rev., 4.00%, 12/1/2023	450	469

Elk City Industrial Authority, Sales Tax Rev., 2.00%, 5/1/2023	140	141

Ellis County Educational Facilities Authority, Fargo-Gage Public Schools Project

Rev., 3.00%, 3/1/2022	725	725

Rev., 3.00%, 3/1/2023	730	743

SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Oklahoma — continued

Garvin County Educational Facilities Authority, Pernell Public Schools Project

Rev., 4.00%, 9/1/2022	135	137

Rev., 4.00%, 9/1/2023	110	114

Rev., 4.00%, 9/1/2024	160	170

Grady County School Finance Authority, Educational Facilities Lease, Tuttle Public Schools Project

Rev., 4.00%, 9/1/2022	200	203

Rev., 4.00%, 9/1/2023	300	313

Rev., 4.00%, 9/1/2024	245	260

Kingfisher County Educational Facilities Authority, Lomega Public Schools Project

Rev., 3.00%, 3/1/2022	165	165

Rev., 3.00%, 3/1/2023	385	392

Rev., 3.00%, 3/1/2024	270	279

Muskogee Industrial Trust, Muskogee Public Schools Project Rev., 5.00%, 9/1/2023	900	946

Oklahoma Development Finance Authority, Gilcrease Expressway West Project Rev., AMT, 1.63%, 7/6/2023	4,885	4,889

Oklahoma Housing Finance Agency, Central Oklahoma Portfolio Rev., 0.28%, 8/1/2022 (c)	2,500	2,494

Pittsburg County Educational Facilities Authority, McAlester Public Schools Project

Rev., 4.00%, 12/1/2024	250	266

Rev., 4.00%, 12/1/2026	250	274

Tulsa County Industrial Authority, Sand Springs Public Schools Project

Rev., 2.00%, 9/1/2022	125	126

Rev., 4.00%, 9/1/2023	175	182

Rev., 4.00%, 9/1/2024	435	461

Wagoner County School Development Authority, Wagoner Public Schools Project Rev., 4.00%, 9/1/2023	525	546

Total Oklahoma		17,815

Oregon — 0.5%

County of Yamhill, Linfield University Project

Rev., 4.00%, 10/1/2022	250	254

Rev., 4.00%, 10/1/2023	435	452

Rev., 4.00%, 10/1/2024	425	447

Oregon State Facilities Authority, Linfield College Project Series 2015A, Rev., 5.00%, 10/1/2025 (d)	1,000	1,117

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oregon — continued

State of Oregon, Housing and Community Services Department Series 2021BB, Rev., 0.47%, 12/1/2023 (c)	8,500	8,363

State of Oregon, Housing and Community Services Department, Sha Rad Group II Apartment Projects Rev., 1.45%, 6/1/2022 (c)	3,350	3,356

State of Oregon, Veterans Welfare Series 2015P, GO, VRDO, LIQ: U.S. Bank NA, 0.20%, 3/9/2022 (c)	3,500	3,500

Yamhill County Hospital Authority, Friendsview, Tax Exempt

Series 2021B-3, Rev., 1.75%, 11/15/2026	415	406

Series 2021B-2, Rev., 2.13%, 11/15/2027	500	483

Total Oregon		18,378

Pennsylvania — 5.1%

Allegheny County Sanitary Authority, Sewer

Series 2020B, Rev., 3.00%, 6/1/2022	250	251

Series 2020A, Rev., 4.00%, 6/1/2024	300	318

Series 2020A, Rev., 4.00%, 6/1/2025	150	162

Series 2020B, Rev., 4.00%, 6/1/2025	210	227

Series 2020A, Rev., 5.00%, 6/1/2026	425	487

Allentown Neighborhood Improvement Zone Development Authority, City Center Project Rev., 5.00%, 5/1/2023 (e)	200	207

Ambridge Borough Water Authority

Rev., 4.00%, 11/15/2022	175	179

Rev., 4.00%, 11/15/2023	175	182

Apollo-Ridge School District

Series 2019A, GO, 2.00%, 9/1/2022	375	377

Series 2019A, GO, 4.00%, 9/1/2023	385	401

Series 2019A, GO, 4.00%, 9/1/2024	450	477

Armstrong School District

Series 2019A, GO, 3.00%, 3/15/2022	235	235

Series B, GO, 3.00%, 3/15/2022	300	300

Series 2019A, GO, 3.00%, 3/15/2023	240	245

Series B, GO, 3.00%, 3/15/2023	400	408

Berks County Municipal Authority (The), Tower Health Project

Series 2020A, Rev., 5.00%, 2/1/2023	1,300	1,332

Series 2020A, Rev., 5.00%, 2/1/2024	425	446

Series 2020A, Rev., 5.00%, 2/1/2025	600	642

Series 2020A, Rev., 5.00%, 2/1/2026	1,015	1,106

Big Beaver Falls Area School District, Unlimited Tax

GO, 4.00%, 3/15/2022	1,155	1,156

GO, 5.00%, 3/15/2023	1,200	1,248

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	171

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

Burgettstown Area School District

Series 2019A, GO, 3.00%, 3/15/2022	100	100

Series 2019A, GO, 4.00%, 3/15/2023	200	206

Carmichaels Area School District, Limited Tax

GO, 4.00%, 9/1/2022	190	193

GO, 4.00%, 9/1/2023	150	156

Charleroi Borough Authority Water System

Rev., AGM, 4.00%, 12/1/2022	165	169

Rev., AGM, 4.00%, 12/1/2023	225	235

Chester County Health and Education Facilities Authority, Main Line Health System

Series 2020A, Rev., 3.00%, 9/1/2023	230	237

Series 2020A, Rev., 3.00%, 9/1/2024	215	224

Series 2020A, Rev., 5.00%, 9/1/2025	250	280

City of Altoona, Guaranteed Sewer

GO, AGM, 5.00%, 12/1/2022	200	206

GO, AGM, 5.00%, 12/1/2023	300	319

City of Lebanon Authority

Rev., 4.00%, 12/15/2022	275	282

Rev., 4.00%, 12/15/2023	360	377

City of Philadelphia Series 2019A, GO, 5.00%, 8/1/2022	4,755	4,841

City of Philadelphia, Airport System

Series 2020A, Rev., 5.00%, 7/1/2024	1,480	1,600

Series 2020A, Rev., 5.00%, 7/1/2025	1,550	1,723

Series 2020A, Rev., 5.00%, 7/1/2026	1,160	1,321

City of Philadelphia, Water and Wastewater System Rev., 5.00%, 11/1/2022 (d)	1,465	1,506

City of Pittsburgh Series 2020A, GO, 5.00%, 9/1/2026	300	344

Connellsville Area School District

Series 2019A, GO, AGM, 2.00%, 5/15/2022	70	70

Series 2019A, GO, AGM, 2.00%, 5/15/2023	70	71

Cornell School District GO, AGM, 4.00%, 9/1/2022	200	203

County of Armstrong

GO, AGM, 4.00%, 6/1/2022	380	383

Series 2019A, GO, 4.00%, 6/1/2022	430	435

GO, AGM, 4.00%, 6/1/2023	225	233

Series 2019A, GO, 5.00%, 6/1/2023	225	236

GO, AGM, 4.00%, 6/1/2024	230	243

GO, AGM, 4.00%, 6/1/2025	240	259

County of Indiana

GO, 2.00%, 12/15/2022	180	181

GO, 2.00%, 12/15/2023	260	263

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued

GO, 3.00%, 12/15/2024	430	449

GO, 3.00%, 12/15/2025	250	263

GO, 3.00%, 12/15/2026	435	463

County of Lackawanna

Series 2020A, GO, 4.00%, 3/15/2022	200	200

Series 2020B, GO, 4.00%, 9/1/2022	135	137

Series 2020A, GO, 4.00%, 3/15/2023	200	206

Series 2020B, GO, 4.00%, 9/1/2023	305	317

Series 2020A, GO, 4.00%, 3/15/2024	300	315

Series 2020B, GO, 4.00%, 9/1/2024	680	721

Series 2020A, GO, 4.00%, 3/15/2025	300	321

Series 2020B, GO, 4.00%, 9/1/2025	685	740

Series 2020B, GO, 4.00%, 9/1/2026	1,445	1,589

County of Somerset

GO, 2.00%, 10/1/2022	340	342

GO, 2.00%, 10/1/2023	335	339

GO, 2.00%, 10/1/2024	300	305

County of York Series 2020A, GO, 5.00%, 6/1/2026	1,305	1,494

Dallas School District

GO, AGM, 4.00%, 10/15/2022	300	306

GO, AGM, 5.00%, 10/15/2023	175	184

GO, AGM, 5.00%, 10/15/2024	325	353

General Authority of Southcentral Pennsylvania, Wellspan Health Obligated Group Series C, Rev., VRDO, LIQ: Bank of America NA, 0.24%, 3/9/2022 (c)	16,000	16,000

Iroquois School District

GO, 4.00%, 10/1/2022	390	397

GO, 4.00%, 10/1/2023	200	209

Lycoming County Water and Sewer Authority

Rev., AGM, 4.00%, 11/15/2022	200	204

Rev., AGM, 4.00%, 11/15/2023	150	157

Mars Area School District Series 2019B, GO, AGM, 5.00%, 9/1/2023	115	121

Middletown Township Sewer Authority

Rev., GTD, 4.00%, 10/1/2022	265	270

Rev., GTD, 4.00%, 10/1/2023	210	219

Montgomery County Higher Education and Health Authority, Arcadia University

Rev., 5.00%, 4/1/2022	300	301

Rev., 5.00%, 4/1/2023	300	311

Rev., 5.00%, 4/1/2024	300	320

Rev., 5.00%, 4/1/2025	250	272

Rev., 5.00%, 4/1/2026	165	183

SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

Montour School District GO, 3.00%, 10/1/2023	200	206

Muncy School District GO, 4.00%, 5/15/2023	345	357

Municipality of Norristown Series 2020A, GO, 4.00%, 5/1/2023	6,000	6,029

Municipality of Penn Hills

Series 2019A, GO, 3.00%, 12/1/2022	345	351

Series 2019A, GO, 3.00%, 12/1/2023	305	314

Neshannock Township School District

Series 2019AA, GO, 4.00%, 9/1/2022	150	152

Series 2019AA, GO, 4.00%, 9/1/2023	200	209

New Castle Area School District

GO, 3.00%, 3/1/2022	610	610

GO, 3.00%, 3/1/2023	1,000	1,019

GO, 4.00%, 3/1/2024	240	251

Northeast Bradford School District

GO, AGM, 2.00%, 6/1/2022	320	321

GO, AGM, 3.00%, 6/1/2023	330	338

Northwestern Lehigh School District GO, 5.00%, 2/15/2023	680	706

Penn Hills School District

GO, 3.00%, 10/1/2022	1,725	1,747

GO, 4.00%, 10/1/2023	1,790	1,864

GO, 4.00%, 10/1/2024	1,855	1,969

GO, 5.00%, 10/1/2025	4,615	5,154

Pennsylvania Economic Development Financing Authority, Waste Management, Inc., Project Series 2017A, Rev., AMT, 0.58%, 8/1/2024 (c)	5,500	5,304

Pennsylvania Higher Educational Facilities Authority, State System of Higher Education Series AX, Rev., AGM, 5.00%, 6/15/2022	1,375	1,392

Pennsylvania Turnpike Commission

Series 2018A-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 0.80%, 3/10/2022 (b)	18,000	18,092

Series 2019A, Rev., 5.00%, 12/1/2022	1,000	1,031

Series 2019A, Rev., 5.00%, 12/1/2023	1,000	1,065

Series 2020B, Rev., 5.00%, 12/1/2023	425	453

Series 2020B, Rev., 5.00%, 12/1/2024	450	495

Series 2020B, Rev., 5.00%, 12/1/2025	325	367

Series 2020B, Rev., 5.00%, 12/1/2026	400	464

Philadelphia Authority for Industrial Development

Series B-2, Rev., VRDO, LOC: TD Bank NA, 0.20%, 3/9/2022 (c)	7,095	7,095

Rev., 1.63%, 4/15/2026	1,500	1,459

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued

Philadelphia Gas Works Co., 1998 General Ordinance Series A-2, Rev., VRDO, LOC: TD Bank NA, 0.20%, 3/9/2022 (c)	20,300	20,300

Pittsburgh School District

GO, 5.00%, 9/1/2022	1,690	1,726

GO, 5.00%, 9/1/2023	1,810	1,916

Pittsburgh Water and Sewer Authority, First Lien Series 2019A, Rev., 5.00%, 9/1/2022	250	255

Punxsutawney Area School District

Series 2020A, GO, AGM, 5.00%, 10/15/2022	290	297

Series 2020A, GO, AGM, 5.00%, 10/15/2023	250	265

Series 2020A, GO, AGM, 5.00%, 10/15/2024	150	164

School District of Philadelphia (The)

Series 2019A, GO, 5.00%, 9/1/2022	1,050	1,072

Series 2019A, GO, 5.00%, 9/1/2023	1,050	1,108

School District of the City of Erie (The), Limited Tax

Series 2019B, GO, AGM, 5.00%, 4/1/2022	325	326

Series 2019B, GO, AGM, 5.00%, 4/1/2023	315	328

Selinsgrove Area School District

Series 2019A, GO, 2.00%, 3/1/2022	5	5

Series B, GO, 3.00%, 3/1/2022	130	130

Series 2019A, GO, 2.00%, 9/1/2022	400	403

Series 2019A, GO, 2.00%, 3/1/2023	5	5

Series B, GO, 3.00%, 3/1/2023	95	97

Series 2019A, GO, 2.00%, 9/1/2023	585	592

Southeastern Pennsylvania Transportation Authority

Rev., 5.00%, 6/1/2022	500	506

Rev., 5.00%, 6/1/2023	750	788

Rev., 5.00%, 6/1/2024	755	810

Rev., 5.00%, 6/1/2025	1,250	1,375

Rev., 5.00%, 6/1/2026	750	845

Sports and Exhibition Authority of Pittsburgh and Allegheny County, Sales Tax

Rev., AGM, 4.00%, 2/1/2023	1,500	1,542

Rev., AGM, 5.00%, 2/1/2026	1,995	2,250

Spring-Benner-Walker Joint Authority Series 2020A, Rev., 4.00%, 9/1/2024	440	468

State Public School Building Authority, Community College of Philadelphia Project Series 2019A, Rev., AGM, 5.00%, 6/15/2022	310	314

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	173

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

Steel Valley School District, Allegheny County, Pennsylvania Unlimited Tax

Series 2019B, GO, 4.00%, 11/1/2022	240	245

Series 2019B, GO, 4.00%, 11/1/2023	250	261

Steelton-Highspire School District, Limited Tax

GO, 4.00%, 11/15/2022	60	61

GO, 4.00%, 11/15/2023	85	89

Township of Butler

GO, 5.00%, 10/1/2022	250	256

GO, 5.00%, 10/1/2023	260	275

GO, 5.00%, 10/1/2024	275	300

Township of East Coventry

GO, 3.00%, 12/1/2025	345	363

GO, 3.00%, 12/1/2026	275	293

Township of East Pennsboro, Cumberland County GO, 3.00%, 9/1/2022	175	177

Township of Radnor

GO, 2.00%, 6/15/2022	190	190

GO, 3.00%, 6/15/2024	145	151

Uniontown Area School District

GO, 2.00%, 10/1/2023	530	536

GO, 3.00%, 10/1/2024	900	935

University of Pittsburgh of the Commonwealth System of Higher Education Rev., (SIFMA Municipal Swap Index Yield + 0.36%), 0.56%, 3/10/2022 (b)	47,000	47,146

Upper Allegheny Joint Sanitary Authority

Series 2019A, Rev., AGM, 4.00%, 9/1/2022	200	203

Series 2019A, Rev., AGM, 4.00%, 9/1/2023	215	224

Waynesboro Area School District, Franklin County

GO, 5.00%, 10/1/2022	305	312

GO, 5.00%, 10/1/2023	320	339

Wilkes-Barre Area School District GO, 5.00%, 4/15/2023	115	120

Wyalusing Area School District

GO, 3.00%, 4/1/2022	150	150

GO, AGM, 4.00%, 4/1/2022	315	316

GO, 3.00%, 4/1/2023	200	204

GO, AGM, 4.00%, 4/1/2023	400	413

GO, 3.00%, 4/1/2024	185	192

GO, 3.00%, 4/1/2025	200	210

GO, 3.00%, 4/1/2026	300	318

Total Pennsylvania		206,270

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Rhode Island — 0.4%

City of Pawtucket

Series 2019D, GO, AGM, 3.00%, 7/15/2022	210	212

Series 2019C, GO, AGM, 4.00%, 7/15/2022	210	213

Series 2019D, GO, AGM, 3.00%, 7/15/2023	70	72

Series 2019C, GO, AGM, 4.00%, 7/15/2023	380	394

Rhode Island Health and Educational Building Corp., Public School Financing Program

Series 2021F, Rev., 4.00%, 5/15/2024	1,790	1,897

Series 2021F, Rev., 3.00%, 5/15/2026	1,225	1,297

Rhode Island Health and Educational Building Corp., Public School Program, Providence Public Building Authority Series 2013A, Rev., 5.00%, 5/15/2022	15	16

Rhode Island Industrial Facilities Corp., Marine Terminal, ExxonMobil Project Rev., VRDO, 0.08%, 3/1/2022 (c)	12,105	12,105

Rhode Island Turnpike and Bridge Authority, Motor Fuel Tax Series 2019A, Rev., 5.00%, 10/1/2023	125	132

Total Rhode Island		16,338

South Carolina — 0.3%

Charleston County School District GO, SCSDE, 5.00%, 3/1/2024	3,000	3,225

Chester Sewer District, Wastewater System Improvement Rev., 4.00%, 6/1/2023	75	78

County Square Redevelopment Corp., Greenville County, South Carolina Project Rev., BAN, 2.00%, 3/3/2022	7,000	7,000

Educational Facilities Authority, Wofford College Rev., 2.37%, 4/1/2022 (c)	400	400

Piedmont Municipal Power Agency Series 2021A, Rev., 4.00%, 1/1/2024	1,525	1,602

South Carolina Jobs-Economic Development Authority, Lowcountry Leadership Charter School Project Series 2019A, Rev., 2.38%, 12/1/2024 (e)	600	594

South Carolina Jobs-Economic Development Authority, Woodlands at Furman Project Series 2020A, Rev., 4.00%, 11/15/2023	130	133

Total South Carolina		13,032

South Dakota — 0.0% (f)

South Dakota Board of Regents Housing and Auxiliary Facilities System Rev., 5.00%, 4/1/2022	375	376

SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Tennessee — 1.8%

Chattanooga Health Educational & Housing Facility Board, Battery Heights Apartment Rev., 0.20%, 8/1/2023 (c)	2,000	1,969

City of Memphis, General Improvement

Series 2020A, GO, 5.00%, 12/1/2022	2,035	2,099

Series 2020A, GO, 5.00%, 12/1/2023	2,135	2,280

Series 2020A, GO, 5.00%, 12/1/2024	2,245	2,472

County of Hamilton

Series 2020B, GO, 5.00%, 3/1/2022	3,255	3,255

Series 2020B, GO, 5.00%, 3/1/2023	3,270	3,406

Series 2020B, GO, 5.00%, 3/1/2024	3,355	3,608

County of Shelby, Public Improvement Series 2006B, GO, VRDO, 0.21%, 3/9/2022 (c)	4,715	4,715

Knox County Health Educational and Housing Facility Board, University Health System, Inc. Rev., 5.00%, 4/1/2025	1,000	1,099

Knoxville’s Community Development Corp., Austin Homes 18 Project Rev., 0.22%, 10/1/2023 (c)	4,500	4,407

Lewisburg Industrial Development Board, Lewisburg Summit Apartments, Multi-Family Rev., VRDO, 1.55%, 3/1/2022 (c)	1,900	1,900

Memphis-Shelby County Airport Authority

Series 2021B, Rev., AMT, 5.00%, 7/1/2022	305	309

Series 2021C, Rev., AMT, 5.00%, 7/1/2022	185	188

Series 2021C, Rev., AMT, 5.00%, 7/1/2023	645	677

Series 2021C, Rev., AMT, 5.00%, 7/1/2024	850	915

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Trevecca Nazarene University Project Rev., 3.00%, 10/1/2024	325	329

Metropolitan Government Nashville and Davidson County Industrial Development Board, Waste Management, Inc. of Tennessee Project Rev., 0.58%, 8/1/2024 (c)	1,150	1,110

Metropolitan Government Nashville and Davidson County, Health and Educational Facilities Board, Shelby House Apartments Project Rev., 1.25%, 12/1/2024 (c)	5,655	5,593

Metropolitan Government of Nashville and Davidson County Series 2021A, GO, 5.00%, 7/1/2026	600	690

Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project Series 2019B-1, Rev., 4.00%, 12/1/2026	10,000	9,995

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tennessee — continued

Tennessee Energy Acquisition Corp., Commodity Project

Series 2021A, Rev., 5.00%, 11/1/2022	175	179

Series 2021A, Rev., 5.00%, 11/1/2023	250	264

Series 2021A, Rev., 5.00%, 11/1/2024	250	271

Series 2021A, Rev., 5.00%, 11/1/2025	290	322

Series 2021A, Rev., 5.00%, 11/1/2026	350	397

Series 2021A, Rev., 5.00%, 11/1/2027	1,000	1,156

Tennessee Energy Acquisition Corp., Gas Project Series 2017A, Rev., 4.00%, 5/1/2023 (c)	17,045	17,495

Total Tennessee		71,100

Texas — 7.3%

Arlington Higher Education Finance Corp., Trinity Basin Preparatory, Inc.

Rev., PSF-GTD, 3.00%, 8/15/2022	635	641

Rev., PSF-GTD, 3.00%, 8/15/2023	655	673

Austin Community College District Public Facility Corp., Lease, Highland Campus Parking Garage Project

Series 2018C, Rev., 5.00%, 8/1/2024	200	218

Series 2018C, Rev., 5.00%, 8/1/2025	200	224

Austin Community College District, Combined Fee Rev., 5.00%, 2/1/2023	170	176

Avery Ranch Road District No. 1, Unlimited Tax

GO, 3.00%, 8/15/2022	615	621

GO, 3.00%, 8/15/2023	810	833

Big Oaks Municipal Utility District, Waterworks & Sewer System, Unlimited Tax

GO, AGM, 3.00%, 3/1/2022	345	345

GO, AGM, 3.00%, 3/1/2023	905	922

Bridgestone Municipal Utility District, Unlimited Tax

Series 2019A, GO, AGM, 2.00%, 5/1/2022	110	110

Series 2019A, GO, AGM, 3.00%, 5/1/2023	85	87

Brushy Creek Municipal Utility District, Unlimited Tax

GO, 3.00%, 6/1/2022	235	236

GO, 3.00%, 6/1/2023	250	257

Capital Area Housing Finance Corp., Multi-Family Housing, Grand Avenue Flats Ltd. Rev., 0.29%, 8/1/2024 (c)	11,100	10,777

Capital Area Housing Finance Corp., Variable Lockhart Farms Apartments Rev., 0.70%, 6/1/2024 (c)	3,000	2,936

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	175

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Central Texas Regional Mobility Authority, Subordinated Lien Series 2020F, Rev., BAN, 5.00%, 1/1/2025	6,430	6,930

City of Austin, Airport System Rev., AMT, 5.00%, 11/15/2022	4,250	4,368

City of EI Paso, Combination Tax

GO, 5.00%, 8/15/2022	400	408

GO, 5.00%, 8/15/2023	515	545

GO, 5.00%, 8/15/2024	700	762

City of El Paso Series 2020A, GO, 5.00%, 8/15/2024	275	299

City of Galveston GO, 4.00%, 5/1/2022	590	593

City of Garland, Electric Utility System Series 2019A, Rev., 5.00%, 3/1/2022	1,395	1,395

City of Houston, Airport System, Subordinate Lien

Series 2021A, Rev., AMT, 5.00%, 7/1/2023	850	892

Series 2021A, Rev., AMT, 5.00%, 7/1/2024	500	538

Series 2021A, Rev., AMT, 5.00%, 7/1/2025	500	552

Series 2021A, Rev., AMT, 5.00%, 7/1/2027	1,000	1,150

City of Houston, Combined Utility System, First Lien

Series 2004B-6, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.20%, 3/9/2022 (c)	9,000	9,000

Series B-2, Rev., VRDO, LOC: Citibank NA, 0.20%, 3/9/2022 (c)	22,500	22,500

City of Irving, Hotel Occupancy, Occupancy Tax

Rev., 5.00%, 8/15/2022	50	51

Rev., 5.00%, 8/15/2023	50	52

City of Kenedy, Combination Tax

GO, 4.00%, 5/1/2022	120	121

GO, 4.00%, 5/1/2023	125	129

City of Port Arthur

GO, AGM, 5.00%, 2/15/2023	910	945

City of Port Arthur, Combination Tax, Certificates of Obligation

Series 2020A, GO, AGM, 4.00%, 2/15/2023	365	375

Series 2020A, GO, AGM, 5.00%, 2/15/2024	380	407

Series 2020A, GO, AGM, 5.00%, 2/15/2025	400	442

City of Sulphur Springs GO, AGM, 3.00%, 9/1/2022	520	526

City of Universal City, Improvement Bonds

GO, 4.00%, 8/15/2022	145	147

GO, 2.00%, 8/15/2023	230	233

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

Clear Brook City Municipal Utility District, Unlimited Tax GO, AGM, 2.10%, 2/1/2023	450	454

County of Bexar, Tax Exempt Venue Project

Rev., 5.00%, 8/15/2022	275	279

Rev., 5.00%, 8/15/2023	275	288

County of Kaufman, Limited Tax

Series 2020A, GO, 5.00%, 2/15/2023	110	114

Series 2020A, GO, 5.00%, 2/15/2024	125	134

Series 2020A, GO, 5.00%, 2/15/2025	130	144

County of Kaufman, Unlimited Tax

GO, 5.00%, 2/15/2023	155	161

GO, 5.00%, 2/15/2024	210	225

GO, 5.00%, 2/15/2025	255	282

Cypress Hill Municipal Utility District No. 1, Unlimited Tax

GO, 2.00%, 9/1/2022	190	191

GO, 3.00%, 9/1/2023	270	276

Cypress-Fairbanks Independent School District, Unlimited Tax Series 2020A, GO, PSF-GTD, 5.00%, 2/15/2023	5,000	5,198

Florence Independent School District, Unlimited Tax

GO, PSF-GTD, 3.00%, 8/15/2026	230	232

GO, PSF-GTD, 3.00%, 8/15/2027	115	116

Fort Bend County Levee Improvement District No. 11, Levee Improvement, Unlimited Tax GO, AGM, 3.00%, 9/1/2023	400	411

Fort Bend County Municipal Utility District No. 116, Unlimited Tax

GO, 3.00%, 9/1/2022	460	465

GO, 3.00%, 9/1/2023	450	462

Galveston Public Facility Corp., The Oleanders at Broadway Rev., 0.47%, 8/1/2024 (c)	11,255	10,934

Grand Parkway Transportation Corp., System Toll Series 2013B, Rev., 5.00%, 10/1/2023 (d)	21,060	22,346

Greenhawe Water Control and Improvement District No. 2

GO, AGM, 3.00%, 9/1/2022	190	192

GO, AGM, 3.00%, 9/1/2023	200	205

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System

Series 2016D, Rev., VRDO, 0.20%, 3/9/2022 (c)	11,995	11,995

Series 2019F, Rev., VRDO, 0.20%, 3/9/2022 (c)	18,300	18,300

SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Series 2019C, Rev., (SIFMA Municipal Swap Index Yield + 0.42%), 0.62%, 3/10/2022 (b)	10,000	9,998

Series 2019C-2, Rev., (SIFMA Municipal Swap Index Yield + 0.57%), 0.77%, 3/10/2022 (b)	9,000	9,032

Series 2019A, Rev., 5.00%, 12/1/2022	1,700	1,754

Series 2019A, Rev., 5.00%, 12/1/2023	2,230	2,379

Series 2020C-3, Rev., 5.00%, 12/1/2026 (c)	5,000	5,761

Harris County Fresh Water Supply District No. 61

GO, AGM, 4.00%, 9/1/2023	445	464

GO, AGM, 3.00%, 9/1/2024	695	723

Harris County Municipal Utility District No. 096, Unlimited Tax GO, 2.00%, 9/1/2023	195	197

Harris County Municipal Utility District No. 152, Unlimited Tax

GO, AGM, 3.00%, 8/1/2022	280	283

GO, AGM, 3.00%, 8/1/2023	400	410

Harris County Municipal Utility District No. 157, Unlimited Tax GO, AGM, 3.00%, 3/1/2023	425	433

Harris County Municipal Utility District No. 276, Unlimited Tax

GO, 3.00%, 9/1/2022	365	369

GO, 3.00%, 9/1/2023	745	762

Harris County Municipal Utility District No. 281, Unlimited Tax

GO, 2.00%, 9/1/2022	300	302

GO, 2.00%, 9/1/2023	305	308

Harris County Municipal Utility District No. 374, Unlimited Tax

GO, 3.00%, 9/1/2022	145	146

GO, 3.00%, 9/1/2023	115	118

Harris County Municipal Utility District No. 391, Unlimited Tax GO, 3.00%, 9/1/2023	400	410

Harris County Municipal Utility District No. 419, Unlimited Tax

GO, 3.00%, 9/1/2022	175	177

GO, 3.00%, 9/1/2023	455	467

Harris County Municipal Utility District No. 55, Unlimited Tax GO, 3.00%, 2/1/2023	785	799

Harris County Water Control and Improvement District No. 119, Unlimited Tax

GO, AGM, 3.00%, 10/1/2022	365	369

GO, AGM, 3.00%, 10/1/2023	375	386

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

Hunters Glen Municipal Utility District, Waterworks and Sewer System

Series 2019A, GO, AGM, 2.00%, 4/1/2022	330	330

Series 2019A, GO, AGM, 2.00%, 4/1/2023	595	601

La Joya Independent School District, Maintenance Tax GO, AGM, 4.00%, 2/15/2023	420	432

Lytle Independent School District, Unlimited Tax GO, PSF-GTD, 4.00%, 2/15/2028	255	290

Matagorda County Navigation District No.1, Pollution Control, Central Power and Light Co. Project Rev., AMT, 0.90%, 9/1/2023 (c)	3,750	3,721

McLennan County Junior College District Rev., AGM, 3.00%, 4/15/2022	100	100

Metropolitan Transit Authority of Harris County, Sales and Use Tax Series 2016A, Rev., 5.00%, 11/1/2024	6,290	6,908

Mission Economic Development Corp., Waste Management, Inc., Project Rev., AMT, (SIFMA Municipal Swap Index Yield + 0.38%), 0.57%, 3/10/2022 (b)	10,000	9,946

Montgomery County Municipal Utility District No. 94, Unlimited Tax

GO, 2.00%, 10/1/2022	185	186

GO, 2.00%, 10/1/2023	185	187

New Hope Cultural Education Facilities Finance Corp., Morningside Ministries Project

Series 2020A, Rev., 2.10%, 1/1/2023	90	90

Series 2020A, Rev., 2.20%, 1/1/2024	180	180

Series 2020A, Rev., 2.25%, 1/1/2025	315	314

New Hope Cultural Education Facilities Finance Corp., Presbyterian Village North Project Rev., 5.00%, 10/1/2022	1,495	1,514

North Texas Tollway Authority, First Tier Series 2017A, Rev., 5.00%, 1/1/2025	4,725	4,878

North Texas Tollway Authority, Second Tier

Series B, Rev., 5.00%, 1/1/2023	5,000	5,166

Series B, Rev., 5.00%, 1/1/2024	5,500	5,869

Northwest Harris County Municipal Utility District No. 19, Unlimited Tax

GO, AGM, 2.00%, 10/1/2022	100	101

GO, AGM, 2.00%, 10/1/2023	105	106

Pecan Grove Municipal Utility District, Unlimited Tax

GO, AGM, 3.00%, 9/1/2022	195	197

GO, 4.00%, 9/1/2022	710	721

GO, AGM, 3.00%, 9/1/2023	345	354

GO, 4.00%, 9/1/2023	740	771

GO, AGM, 3.00%, 9/1/2024	600	622

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	177

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Plano Independent School District, Unlimited Tax, School Building GO, PSF-GTD, 5.00%, 2/15/2025	1,140	1,262

Plano Public Facility Corp., K Avenue Lofts Rev., VRDO, 0.65%, 12/1/2024 (c)	9,500	9,500

Robstown Independent School District, Unlimited Tax

GO, PSF-GTD, 3.00%, 2/15/2023	650	662

GO, PSF-GTD, 3.00%, 2/15/2024	360	372

Sienna Municipal Utility District No. 3, Unlimited Tax

GO, 2.00%, 3/1/2022	225	225

GO, 2.00%, 3/1/2023	185	187

Socorro Independent School District, Unlimited Tax Series 2014A, GO, PSF-GTD, 5.00%, 8/15/2024 (d)	2,385	2,600

State of Texas, Veterans

Series 2011A, GO, VRDO, LIQ: State Street Bank & Trust, 0.20%, 3/9/2022 (c)	11,030	11,030

GO, VRDO, LIQ: Sumitomo Mitsui Banking Corp., 0.23%, 3/9/2022 (c)	15,790	15,790

State of Texas, Veterans Housing Assistance Program Series 2008 B, GO, VRDO, LIQ: State Street Bank & Trust, 0.20%, 3/9/2022 (c)	5,535	5,535

Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System Series 2008-C, Rev., VRDO, 0.19%, 3/9/2022 (c)	1,175	1,175

Tarrant Regional Water District, Water Control and Improvement Series 2020C, Rev., 4.00%, 3/1/2022	3,325	3,325

Town of Horizon City, Combination Tax

GO, AGM, 3.00%, 8/15/2022	170	172

GO, AGM, 4.00%, 8/15/2023	230	239

Travis County Housing Finance Corp., Multi-Family Housing, Enclave on Ross Apartments Rev., 0.23%, 2/1/2024 (c)	10,000	9,739

Travis County Municipal Utility District No. 4, Unlimited Contract Tax

Series 2019A, GO, AGM, 2.00%, 9/1/2022	410	412

Series 2019A, GO, AGM, 3.00%, 9/1/2023	650	667

Travis County Water Control and Improvement District No. 17, Texas Steiner Ranch Defined Area Unlimited Tax

GO, 3.00%, 5/1/2024	400	414

GO, 4.00%, 5/1/2025	300	322

GO, 4.00%, 5/1/2026	280	306

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

Upper Trinity Regional Water District, Regional Treated Water Supply System Rev., 4.00%, 8/1/2027	900	1,002

Wichita Falls Independent School District, Unlimited Tax

GO, PSF-GTD, 3.00%, 2/1/2023	1,400	1,427

GO, PSF-GTD, 4.00%, 2/1/2024	1,000	1,053

GO, PSF-GTD, 4.00%, 2/1/2025	1,520	1,636

Williamson County Municipal Utility District No. 11, Unlimited Tax GO, AGM, 4.00%, 8/1/2022	110	111

Total Texas		294,614

Utah — 0.1%

City of Salt Lake, International Airport

Series 2021A, Rev., AMT, 5.00%, 7/1/2022	250	253

Series 2021A, Rev., AMT, 5.00%, 7/1/2023	300	314

Series 2021A, Rev., AMT, 5.00%, 7/1/2024	1,000	1,076

Series 2021A, Rev., AMT, 5.00%, 7/1/2025	1,325	1,462

Utah Charter School Finance Authority, Summit Academy Incorporated

Series A, Rev., 5.00%, 4/15/2022	35	35

Series A, Rev., 5.00%, 4/15/2023	85	89

Utah Infrastructure Agency, Tax-Exempt Telecommunications

Rev., 3.00%, 10/15/2023	60	61

Rev., 3.00%, 10/15/2025	125	130

Total Utah		3,420

Vermont — 0.2%

Vermont Educational and Health Buildings Financing Agency, Fletcher Allen Health Series A, Rev., VRDO, LOC: TD Bank NA, 0.18%, 3/9/2022 (c)	10,000	10,000

Virginia — 3.5%

Chesapeake Economic Development Authority, Virginia Electric and Power Co. Project Series 2008A, Rev., 1.90%, 6/1/2023 (c)	4,250	4,273

Chesapeake Hospital Authority, Regional Medical Center

Rev., 5.00%, 7/1/2023	925	972

Rev., 5.00%, 7/1/2024	885	954

County of Fairfax, Public Improvement Series 2021A, GO, 4.00%, 10/1/2023	2,740	2,868

SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Virginia — continued

Fairfax County Industrial Development Authority, Virginia Health Care, Inova Health System Project

Series 2016C, Rev., VRDO, 0.21%, 3/9/2022 (c)	13,775	13,775

Series 2018C, Rev., VRDO, 0.21%, 3/9/2022 (c)	49,305	49,305

Halifax County Industrial Development Authority, Electric and Power Co. Project Series 2010A, Rev., 0.45%, 4/1/2022 (c)	8,000	7,997

Loudoun County Economic Development Authority, Howard Hughes Medical Institute

Series 2003B, Rev., VRDO, 0.19%, 3/9/2022 (c)	18,650	18,650

Series 2003E, Rev., VRDO, 0.19%, 3/9/2022 (c)	5,710	5,710

Series 2003F, Rev., VRDO, 0.19%, 3/9/2022 (c)	4,050	4,050

Norfolk Economic Development Authority, Sentara Healthcare Series 2016A, Rev., VRDO, 0.20%, 3/9/2022 (c)	3,035	3,035

Peninsula Ports Authority, Dominion Terminal Associates Project — DETC Issue Rev., 1.70%, 10/1/2022 (c)	1,550	1,556

Rockingham County Economic Development Authority, Sunnyside Presbyterian Home

Series 2020A, Rev., 4.00%, 12/1/2022	295	301

Series 2020A, Rev., 4.00%, 12/1/2023	100	104

Wise County Industrial Development Authority, Electric and Power Co. Project Series 2009A, Rev., 0.75%, 9/2/2025 (c)	22,765	21,879

York County Economic Development Authority, Electric and Power Co. Project Series 2009A, Rev., 1.90%, 6/1/2023 (c)	8,000	8,042

Total Virginia		143,471

Washington — 0.9%

Chelan County Public Utility District No.1 Series 2008B, Rev., VRDO, LIQ: Barclays Bank plc, 0.19%, 3/9/2022 (c)	2,350	2,350

King County Housing Authority, Highland Village Project

Rev., 4.00%, 1/1/2023	100	102

Rev., 5.00%, 1/1/2024	120	128

King County School District No. 407 Riverview, Unlimited Tax GO, 4.00%, 12/1/2023	500	524

State of Washington, Various Purpose Series R-2013C, GO, 5.00%, 7/1/2025	8,000	8,414

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Washington — continued

Washington Health Care Facilities Authority, Catholic Health Initiatives Series 2013B, Rev., (SIFMA Municipal Swap Index Yield + 1.40%), 1.60%, 3/10/2022 (b)	10,000	10,046

Washington Health Care Facilities Authority, Commonspirit Health Series B-1, Rev., 5.00%, 8/1/2024 (c)	11,000	11,698

Washington Health Care Facilities Authority, Overlake Hospital Medical Center Series 2017B, Rev., 5.00%, 7/1/2022	1,210	1,227

Washington State Housing Finance Commission, Transforming Age Projects Series 2019B, Rev., 2.38%, 1/1/2026 (e)	600	593

Total Washington		35,082

West Virginia — 0.3%

Berkeley County Board of Education

GO, 4.00%, 5/1/2022	600	603

GO, 5.00%, 5/1/2025	360	401

West Virginia Economic Development Authority, Solid Waste Disposal Facilities, Appalachian Power Co. Amos Project

Series 2009A, Rev., 2.63%, 6/1/2022 (c)	3,805	3,815

Series 2011A, Rev., AMT, 1.00%, 9/1/2025 (c)	5,650	5,504

Total West Virginia		10,323

Wisconsin — 0.9%

Big Foot Union High School District

GO, 4.00%, 3/1/2022	100	100

GO, 4.00%, 3/1/2023	115	118

City of Fort Atkinson GO, 4.00%, 2/1/2023	230	236

City of Kaukauna, Sanitary Sewer System Series 2019C, Rev., BAN, 2.63%, 9/1/2024	510	513

City of Kaukauna, Storm Water System Series 2019D, Rev., BAN, 2.63%, 9/1/2024	660	663

City of Milwaukee, Promissory Notes

Series 2015N2, GO, 4.00%, 3/15/2024	1,955	2,060

Series 2017N4, GO, 5.00%, 4/1/2024	3,045	3,276

City of Oak Creek

GO, 3.00%, 4/1/2022	135	135

GO, 3.00%, 4/1/2023	180	184

City of Racine

Series 2019B, GO, 4.00%, 12/1/2022	145	149

Series 2019B, GO, 5.00%, 12/1/2023	125	133

City of Shawano, Promissory Notes

GO, 3.00%, 4/1/2022	140	140

GO, 3.00%, 4/1/2023	150	154

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	179

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Wisconsin — continued

City of Watertown, Promissory Notes

GO, 3.00%, 6/1/2023	125	128

GO, 3.00%, 6/1/2024	425	441

City of Waukesha, Promissory Notes

Series 2019C, GO, 3.00%, 10/1/2022	425	431

Series 2019C, GO, 3.00%, 10/1/2023	350	360

County of Manitowoc

GO, AGM, 3.00%, 11/1/2022	50	51

GO, AGM, 3.00%, 11/1/2023	150	154

County of Manitowoc, Promissory Notes

GO, AGM, 3.00%, 4/1/2022	875	877

GO, AGM, 3.00%, 4/1/2023	895	913

GO, AGM, 4.00%, 4/1/2024	680	716

County of Rusk

GO, 3.00%, 3/1/2022	130	130

GO, 3.00%, 3/1/2023	260	265

GO, 3.00%, 3/1/2024	270	279

Gale-Ettrick-Trempealeau School District

GO, 2.00%, 4/1/2022	105	105

GO, 2.00%, 4/1/2023	130	131

Gibraltar Area School District, Promissory Notes GO, 4.00%, 3/1/2022	315	315

Lakeshore Technical College District

Series 2019A, GO, 3.00%, 3/1/2022	75	75

Series 2019A, GO, 3.00%, 3/1/2023	110	112

Series 2019A, GO, 3.00%, 3/1/2024	405	419

Pewaukee School District Series 2019A, GO, 5.00%, 3/1/2024	375	402

Poynette School District

GO, 3.00%, 4/1/2022	340	340

GO, 3.00%, 4/1/2023	265	271

River Falls School District GO, 3.00%, 4/1/2026	1,830	1,946

Village of DeForest Series C, Rev., 3.00%, 5/1/2023	4,865	4,873

Village of Mount Pleasant, Promissory Notes

Series 2019A, GO, 3.00%, 3/1/2022	265	265

Series 2019A, GO, 5.00%, 3/1/2023	380	395

Wisconsin Department of Transportation

Series 2021A, Rev., 5.00%, 7/1/2024	1,250	1,358

Series 2021A, Rev., 5.00%, 7/1/2026	1,330	1,530

Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Group Series 2018B-2, Rev., 5.00%, 1/25/2023 (c)	5,750	5,950

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — continued

Wisconsin Health and Educational Facilities Authority, Hmong American Peace Academy

Rev., 4.00%, 3/15/2022	110	110

Rev., 4.00%, 3/15/2023	120	123

Rev., 4.00%, 3/15/2024	120	124

Rev., 4.00%, 3/15/2025	125	132

Wisconsin Health and Educational Facilities Authority, St. Camillus Health System Series 2019B-3, Rev., 2.25%, 11/1/2026	4,000	4,013

Wittenberg Birnamwood School District

GO, AGM, 4.00%, 3/1/2022	260	260

GO, AGM, 4.00%, 3/1/2023	280	288

Total Wisconsin		36,143

Total Municipal Bonds (Cost $3,880,068)		3,859,579

	SHARES (000)
Short-Term Investments — 4.3%

Investment Companies — 4.3%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.04% (g) (h) (Cost $175,700)	175,645	175,698

Total Investments — 99.5% (Cost $4,055,768)		4,035,277
Other Assets Less Liabilities — 0.5%		21,424

NET ASSETS — 100.0%		4,056,701

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COP	Certificate of Participation
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Note
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RAN	Revenue Anticipation Note
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
SIFMA	The Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Note
USD	United States Dollar
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2022.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.
(d)	Security is prerefunded or escrowed to maturity.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 28, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	181

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2022

(Amounts in thousands, except per share amounts)

	JPMorgan California Tax Free Bond Fund		JPMorgan High Yield Municipal Fund		JPMorgan Intermediate Tax Free Bond Fund
ASSETS:
Investments in non-affiliates, at value	$375,137		$489,445		$4,395,898
Investments in affiliates, at value	9,234		2,497		81,485
Deposits at broker for futures contracts	—		—		2,962
Receivables:
Investment securities sold	—		504		15,159
Investment securities sold — delayed delivery securities	—		7,354		8,351
Fund shares sold	2		1,656		21,171
Interest from non-affiliates	3,327		5,616		46,173
Dividends from affiliates	—	(a)	—	(a)	2

Total Assets	387,700		507,072		4,571,201

LIABILITIES:
Payables:
Due to custodian	—	(a)	—	(a)	—	(a)
Investment securities purchased	—		—		918
Investment securities purchased— delayed delivery securities	—		13,585		49,525
Fund shares redeemed	1,179		476		2,306
Variation margin on futures contracts	—		—		2,359
Accrued liabilities:
Investment advisory fees	67		107		816
Administration fees	12		18		115
Distribution fees	41		55		75
Service fees	6		19		77
Custodian and accounting fees	7		13		60
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	—	(a)
Other	34		163		62

Total Liabilities	1,346		14,436		56,313

Net Assets	$386,354		$492,636		$4,514,888

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

	JPMorgan California Tax Free Bond Fund	JPMorgan High Yield Municipal Fund	JPMorgan Intermediate Tax Free Bond Fund
NET ASSETS:
Paid-in-Capital	$385,894	$488,184	$4,366,004
Total distributable earnings (loss)	460	4,452	148,884

Total Net Assets	$386,354	$492,636	$4,514,888

Net Assets:
Class A	$136,939	$195,574	$341,321
Class C	24,442	28,844	14,423
Class I	80,566	247,902	655,190
Class R6	144,407	20,316	3,503,954

Total	$386,354	$492,636	$4,514,888

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,819	17,264	31,289
Class C	2,308	2,552	1,358
Class I	7,723	21,887	61,267
Class R6	13,844	1,793	327,690

Net Asset Value (a):
Class A — Redemption price per share	$10.68	$11.33	$10.91
Class C — Offering price per share (b)	10.59	11.30	10.62
Class I — Offering and redemption price per share	10.43	11.33	10.69
Class R6 — Offering and redemption price per share	10.43	11.33	10.69
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.10	$11.77	$11.34

Cost of investments in non-affiliates	$370,933	$484,228	$4,250,234
Cost of investments in affiliates	9,232	2,496	81,474

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	183

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2022 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan New York Tax Free Bond Fund		JPMorgan Short- Intermediate Municipal Bond Fund		JPMorgan Sustainable Municipal Income Fund
ASSETS:
Investments in non-affiliates, at value	$365,834		$1,482,901		$306,053
Investments in affiliates, at value	3,522		68,570		4,996
Cash	15		—		—	(a)
Deposits at broker for futures contracts	92		—		35
Receivables:
Due from custodian	—		—		262
Investment securities sold	—		—		60
Investment securities sold — delayed delivery securities	—		185		2,338
Fund shares sold	305		741		98
Interest from non-affiliates	4,592		15,272		3,300
Dividends from affiliates	—	(a)	1		—	(a)

Total Assets	374,360		1,567,670		317,142

LIABILITIES:
Payables:
Due to custodian	—		—	(a)	—
Investment securities purchased	—		—		262
Investment securities purchased — delayed delivery securities	—		9,922		3,350
Fund shares redeemed	609		3,582		437
Variation margin on futures contracts	75		—		24
Accrued liabilities:
Investment advisory fees	72		174		53
Administration fees	12		10		5
Distribution fees	43		20		26
Service fees	19		51		18
Custodian and accounting fees	6		17		8
Other	42		50		40

Total Liabilities	878		13,826		4,223

Net Assets	$373,482		$1,553,844		$312,919

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

	JPMorgan New York Tax Free Bond Fund	JPMorgan Short- Intermediate Municipal Bond Fund	JPMorgan Sustainable Municipal Income Fund
NET ASSETS:
Paid-in-Capital	$366,166	$1,561,604	$310,796
Total distributable earnings (loss)	7,316	(7,760)	2,123

Total Net Assets	$373,482	$1,553,844	$312,919

Net Assets:
Class A	$143,940	$93,976	$107,969
Class C	24,776	3,473	7,156
Class I	76,802	823,600	116,395
Class R6	127,964	632,795	81,399

Total	$373,482	$1,553,844	$312,919

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	21,446	8,985	11,171
Class C	3,691	329	748
Class I	11,384	78,297	12,138
Class R6	18,973	60,175	8,491

Net Asset Value (a):
Class A — Redemption price per share	$6.71	$10.46	$9.67
Class C — Offering price per share (b)	6.71	10.56	9.56
Class I — Offering and redemption price per share	6.75	10.52	9.59
Class R6 — Offering and redemption price per share	6.74	10.52	9.59
Class A maximum sales charge	3.75%	2.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$6.97	$10.70	$10.05

Cost of investments in non-affiliates	$355,765	$1,479,919	$303,607
Cost of investments in affiliates	3,522	68,564	4,995

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	185

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2022 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Tax Free Bond Fund		JPMorgan Ultra-Short Municipal Fund
ASSETS:
Investments in non-affiliates, at value	$641,640		$3,859,579
Investments in affiliates, at value	24,536		175,698
Cash	—		103
Deposits at broker for futures contracts	501		—
Receivables:
Investment securities sold	1		3
Investment securities sold — delayed delivery securities	2,737		1,740
Fund shares sold	134		4,802
Interest from non-affiliates	6,338		23,854
Dividends from affiliates	—	(a)	3
Due from adviser	—		8

Total Assets	675,887		4,065,790

LIABILITIES:
Payables:
Due to custodian	—	(a)	—
Investment securities purchased — delayed delivery securities	4,467		—
Fund shares redeemed	751		8,005
Variation margin on futures contracts	379		—
Accrued liabilities:
Investment advisory fees	139		—
Administration fees	29		—
Distribution fees	72		15
Service fees	13		661
Custodian and accounting fees	13		54
Other	72		354

Total Liabilities	5,935		9,089

Net Assets	$669,952		$4,056,701

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
NET ASSETS:
Paid-in-Capital	$661,783	$4,085,464
Total distributable earnings (loss)	8,169	(28,763)

Total Net Assets	$669,952	$4,056,701

Net Assets:
Class A	$330,640	$72,506
Class C	12,535	—
Class I	173,023	3,984,195
Class R6	153,754	—

Total	$669,952	$4,056,701

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	27,215	7,262
Class C	1,041	—
Class I	14,306	399,327
Class R6	12,717	—

Net Asset Value (a):
Class A — Redemption price per share	$12.15	$9.98
Class C — Offering price per share (b)	12.04	—
Class I — Offering and redemption price per share	12.09	9.98
Class R6 — Offering and redemption price per share	12.09	—
Class A maximum sales charge	3.75%	—
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.62	$—

Cost of investments in non-affiliates	$622,821	$3,880,068
Cost of investments in affiliates	24,532	175,700

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	187

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2022

(Amounts in thousands)

	JPMorgan California Tax Free Bond Fund	JPMorgan High Yield Municipal Fund	JPMorgan Intermediate Tax Free Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$8,493	$18,163	$124,856
Dividend income from affiliates	3	2	24

Total investment income	8,496	18,165	124,880

EXPENSES:
Investment advisory fees	1,256	1,808	13,830
Administration fees	314	387	3,458
Distribution fees:
Class A	384	489	856
Class C	221	238	126
Service fees:
Class A	384	489	856
Class C	74	79	42
Class I	222	670	1,575
Custodian and accounting fees	65	145	647
Interest expense to affiliates	—	1	— (a)
Professional fees	56	96	90
Trustees’ and Chief Compliance Officer’s fees	26	27	37
Printing and mailing costs	21	16	89
Registration and filing fees	60	136	114
Transfer agency fees (See Note 2.H.)	8	9	44
Other	14	20	128

Total expenses	3,105	4,610	21,892

Less fees waived	(740)	(1,287)	(6,122)
Less expense reimbursements	(97)	(117)	—

Net expenses	2,268	3,206	15,770

Net investment income (loss)	6,228	14,959	109,110

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(897)	2,572	5,680
Investments in affiliates	2	(2)	(30)
Futures contracts	—	—	4,186

Net realized gain (loss)	(895)	2,570	9,836

Distributions of capital gains received from investment company affiliates	— (a)	— (a)	1
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(12,965)	(10,592)	(158,760)
Investments in affiliates	(4)	1	5
Futures contracts	—	—	(1,628)

Change in net unrealized appreciation/depreciation	(12,969)	(10,591)	(160,383)

Net realized/unrealized gains (losses)	(13,864)	(8,021)	(150,546)

Change in net assets resulting from operations	$(7,636)	$6,938	$(41,436)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

	JPMorgan New York Tax Free Bond Fund	JPMorgan Short- Intermediate Municipal Bond Fund	JPMorgan Sustainable Municipal Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$9,510	$28,639	$8,044
Dividend income from affiliates	2	25	2

Total investment income	9,512	28,664	8,046

EXPENSES:
Investment advisory fees	1,217	4,172	969
Administration fees	304	1,252	242
Distribution fees:
Class A	405	230	311
Class C	215	31	63
Service fees:
Class A	405	230	311
Class C	72	10	21
Class I	213	2,222	297
Custodian and accounting fees	53	171	92
Interest expense to affiliates	—	— (a)	—
Professional fees	59	68	55
Trustees’ and Chief Compliance Officer’s fees	26	30	26
Printing and mailing costs	21	5	6
Registration and filing fees	62	161	73
Transfer agency fees (See Note 2.H.)	14	13	6
Other	15	45	12

Total expenses	3,081	8,640	2,484

Less fees waived	(564)	(4,398)	(727)
Less expense reimbursements	—	(4)	—

Net expenses	2,517	4,238	1,757

Net investment income (loss)	6,995	24,426	6,289

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(394)	(702)	131
Investments in affiliates	(1)	(22)	(2)
Futures contracts	72	—	92

Net realized gain (loss)	(323)	(724)	221

Distributions of capital gains received from investment company affiliates	— (a)	1	— (a)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(11,732)	(47,127)	(10,166)
Investments in affiliates	(1)	(1)	(1)
Futures contracts	(35)	—	(16)

Change in net unrealized appreciation/depreciation	(11,768)	(47,128)	(10,183)

Net realized/unrealized gains (losses)	(12,091)	(47,851)	(9,962)

Change in net assets resulting from operations	$(5,096)	$(23,425)	$(3,673)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	189

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2022 (continued)

(Amounts in thousands)

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$18,829	$27,149
Dividend income from affiliates	8	73

Total investment income	18,837	27,222

EXPENSES:
Investment advisory fees	2,029	8,140
Administration fees	507	4,070
Distribution fees:
Class A	826	250
Class C	113	—
Service fees:
Class A	826	250
Class C	38	—
Class I	446	13,316
Custodian and accounting fees	146	451
Interest expense to affiliates	— (a)	—
Professional fees	63	113
Trustees’ and Chief Compliance Officer’s fees	27	39
Printing and mailing costs	11	18
Registration and filing fees	136	434
Transfer agency fees (See Note 2.H.)	17	39
Other	22	137

Total expenses	5,207	27,257

Less fees waived	(1,409)	(13,695)

Net expenses	3,798	13,562

Net investment income (loss)	15,039	13,660

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(835)	(1,280)
Investments in affiliates	(7)	(35)
Futures contracts	786	—

Net realized gain (loss)	(56)	(1,315)

Distributions of capital gains received from investment company affiliates	— (a)	3
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(18,263)	(34,879)
Investments in affiliates	2	7
Futures contracts	(303)	—

Change in net unrealized appreciation/depreciation	(18,564)	(34,872)

Net realized/unrealized gains (losses)	(18,620)	(36,184)

Change in net assets resulting from operations	$(3,581)	$(22,524)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan California Tax Free Bond Fund		JPMorgan High Yield Municipal Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,228	$6,302	$14,959	$14,687
Net realized gain (loss)	(895)	(129)	2,570	(3,564)
Distributions of capital gains received from investment company affiliates	— (a)	— (a)	— (a)	— (a)
Change in net unrealized appreciation/depreciation	(12,969)	(7,247)	(10,591)	(15,351)

Change in net assets resulting from operations	(7,636)	(1,074)	6,938	(4,228)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,180)	(2,120)	(5,624)	(5,122)
Class C	(271)	(431)	(749)	(890)
Class I	(1,374)	(1,333)	(7,942)	(8,504)
Class R6	(2,437)	(2,386)	(638)	(439)

Total distributions to shareholders	(6,262)	(6,270)	(14,953)	(14,955)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(24,610)	66,593	10,900	(25,822)

NET ASSETS:
Change in net assets	(38,508)	59,249	2,885	(45,005)
Beginning of period	424,862	365,613	489,751	534,756

End of period	$386,354	$424,862	$492,636	$489,751

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	191

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intermediate Tax Free Bond Fund		JPMorgan New York Tax Free Bond Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$109,110	$126,027	$6,995	$7,696
Net realized gain (loss)	9,836	51,626	(323)	(1,044)
Distributions of capital gains received from investment company affiliates	1	— (a)	— (a)	— (a)
Change in net unrealized appreciation/depreciation	(160,383)	(97,800)	(11,768)	(8,679)

Change in net assets resulting from operations	(41,436)	79,853	(5,096)	(2,027)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,878)	(4,936)	(2,674)	(2,780)
Class C	(386)	(324)	(329)	(523)
Class I	(19,779)	(15,413)	(1,607)	(1,728)
Class R6	(117,266)	(104,860)	(2,597)	(2,462)

Total distributions to shareholders	(147,309)	(125,533)	(7,207)	(7,493)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	72,300	(591,833)	(22,376)	(29,677)

NET ASSETS:
Change in net assets	(116,445)	(637,513)	(34,679)	(39,197)
Beginning of period	4,631,333	5,268,846	408,161	447,358

End of period	$4,514,888	$4,631,333	$373,482	$408,161

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

	JPMorgan Short-Intermediate Municipal Bond Fund		JPMorgan Sustainable Municipal Income Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,426	$28,092	$6,289	$5,467
Net realized gain (loss)	(724)	1,191	221	(50)
Distributions of capital gains received from investment company affiliates	1	— (a)	— (a)	— (a)
Change in net unrealized appreciation/depreciation	(47,128)	(16,498)	(10,183)	(2,572)

Change in net assets resulting from operations	(23,425)	12,785	(3,673)	2,845

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(953)	(779)	(2,205)	(1,927)
Class C	(21)	(33)	(103)	(125)
Class I	(13,083)	(11,441)	(2,437)	(2,091)
Class R6	(10,440)	(14,636)	(1,560)	(1,289)

Total distributions to shareholders	(24,497)	(26,889)	(6,305)	(5,432)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,483)	(43,014)	13,825	26,239

NET ASSETS:
Change in net assets	(50,405)	(57,118)	3,847	23,652
Beginning of period	1,604,249	1,661,367	309,072	285,420

End of period	$1,553,844	$1,604,249	$312,919	$309,072

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	193

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Free Bond Fund		JPMorgan Ultra-Short Municipal Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,039	$13,381	$13,660	$27,753
Net realized gain (loss)	(56)	(1,806)	(1,315)	(6,192)
Distributions of capital gains received from investment company affiliates	— (a)	— (a)	3	— (a)
Change in net unrealized appreciation/depreciation	(18,564)	(9,442)	(34,872)	(6,202)

Change in net assets resulting from operations	(3,581)	2,133	(22,524)	15,359

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,998)	(5,779)	(64)	(512)
Class C	(229)	(357)	—	—
Class I	(4,177)	(4,166)	(13,905)	(26,593)
Class R6	(3,665)	(2,984)	—	—

Total distributions to shareholders	(15,069)	(13,286)	(13,969)	(27,105)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	59,422	88,555	(2,717,428)	2,664,857

NET ASSETS:
Change in net assets	40,772	77,402	(2,753,921)	2,653,111
Beginning of period	629,180	551,778	6,810,622	4,157,511

End of period	$669,952	$629,180	$4,056,701	$6,810,622

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

	JPMorgan California Tax Free Bond Fund		JPMorgan High Yield Municipal Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$24,762	$66,895	$54,636	$56,724
Distributions reinvested	2,148	2,091	5,553	5,048
Cost of shares redeemed	(38,942)	(38,270)	(40,631)	(68,231)

Change in net assets resulting from Class A capital transactions	(12,032)	30,716	19,558	(6,459)

Class C
Proceeds from shares issued	1,702	5,484	3,297	11,663
Distributions reinvested	267	418	746	877
Cost of shares redeemed	(9,898)	(23,934)	(7,347)	(16,305)

Change in net assets resulting from Class C capital transactions	(7,929)	(18,032)	(3,304)	(3,765)

Class I
Proceeds from shares issued	30,276	73,425	82,232	164,748
Distributions reinvested	1,368	1,326	7,865	8,426
Cost of shares redeemed	(48,690)	(33,301)	(94,925)	(203,574)

Change in net assets resulting from Class I capital transactions	(17,046)	41,450	(4,828)	(30,400)

Class R6
Proceeds from shares issued	53,693	42,624	3,103	17,390
Distributions reinvested	2,436	2,383	638	439
Cost of shares redeemed	(43,732)	(32,548)	(4,267)	(3,027)

Change in net assets resulting from Class R6 capital transactions	12,397	12,459	(526)	14,802

Total change in net assets resulting from capital transactions	$(24,610)	$66,593	$10,900	$(25,822)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	195

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan California Tax Free Bond Fund		JPMorgan High Yield Municipal Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
SHARE TRANSACTIONS:
Class A
Issued	2,229	6,019	4,641	5,104
Reinvested	194	188	473	455
Redeemed	(3,537)	(3,497)	(3,458)	(6,266)

Change in Class A Shares	(1,114)	2,710	1,656	(707)

Class C
Issued	155	497	281	1,076
Reinvested	24	38	64	79
Redeemed	(902)	(2,182)	(626)	(1,483)

Change in Class C Shares	(723)	(1,647)	(281)	(328)

Class I
Issued	2,832	6,735	6,990	15,171
Reinvested	127	122	671	761
Redeemed	(4,506)	(3,055)	(8,096)	(18,464)

Change in Class I Shares	(1,547)	3,802	(435)	(2,532)

Class R6
Issued	4,946	3,939	264	1,568
Reinvested	226	219	54	39
Redeemed	(4,042)	(3,003)	(366)	(274)

Change in Class R6 Shares	1,130	1,155	(48)	1,333

SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

	JPMorgan Intermediate Tax Free Bond Fund		JPMorgan New York Tax Free Bond Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$126,415	$185,301	$21,907	$39,618
Distributions reinvested	9,738	4,835	2,618	2,723
Cost of shares redeemed	(88,317)	(127,422)	(42,275)	(36,969)

Change in net assets resulting from Class A capital transactions	47,836	62,714	(17,750)	5,372

Class C
Proceeds from shares issued	1,491	5,895	2,209	4,671
Distributions reinvested	383	319	327	515
Cost of shares redeemed	(5,911)	(15,832)	(8,137)	(30,592)

Change in net assets resulting from Class C capital transactions	(4,037)	(9,618)	(5,601)	(25,406)

Class I
Proceeds from shares issued	230,054	366,473	13,849	14,428
Distributions reinvested	19,112	15,053	1,573	1,691
Cost of shares redeemed	(189,772)	(409,978)	(23,971)	(31,305)

Change in net assets resulting from Class I capital transactions	59,394	(28,452)	(8,549)	(15,186)

Class R6
Proceeds from shares issued	574,261	1,729,151	30,636	39,540
Distributions reinvested	115,780	103,803	2,595	2,455
Cost of shares redeemed	(720,934)	(2,449,431)	(23,707)	(36,452)

Change in net assets resulting from Class R6 capital transactions	(30,893)	(616,477)	9,524	5,543

Total change in net assets resulting from capital transactions	$72,300	$(591,833)	$(22,376)	$(29,677)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	197

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intermediate Tax Free Bond Fund		JPMorgan New York Tax Free Bond Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
SHARE TRANSACTIONS:
Class A
Issued	11,069	16,309	3,141	5,732
Reinvested	859	425	377	394
Redeemed	(7,800)	(11,274)	(6,097)	(5,392)

Change in Class A Shares	4,128	5,460	(2,579)	734

Class C
Issued	133	532	317	676
Reinvested	35	29	47	75
Redeemed	(532)	(1,437)	(1,173)	(4,441)

Change in Class C Shares	(364)	(876)	(809)	(3,690)

Class I
Issued	20,829	33,152	1,982	2,068
Reinvested	1,718	1,350	226	243
Redeemed	(17,071)	(37,062)	(3,453)	(4,559)

Change in Class I Shares	5,476	(2,560)	(1,245)	(2,248)

Class R6
Issued	51,442	156,661	4,380	5,698
Reinvested	10,409	9,319	373	353
Redeemed	(64,411)	(218,578)	(3,397)	(5,321)

Change in Class R6 Shares	(2,560)	(52,598)	1,356	730

SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

	JPMorgan Short-Intermediate Municipal Bond Fund		JPMorgan Sustainable Municipal Income Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$49,893	$60,770	$14,958	$47,636
Distributions reinvested	942	771	2,172	1,899
Cost of shares redeemed	(34,859)	(33,469)	(31,411)	(20,025)

Change in net assets resulting from Class A capital transactions	15,976	28,072	(14,281)	29,510

Class C
Proceeds from shares issued	577	3,057	532	2,266
Distributions reinvested	20	31	101	122
Cost of shares redeemed	(1,649)	(2,785)	(2,443)	(5,965)

Change in net assets resulting from Class C capital transactions	(1,052)	303	(1,810)	(3,577)

Class I
Proceeds from shares issued	459,768	569,979	34,663	46,166
Distributions reinvested	13,022	11,270	2,407	2,043
Cost of shares redeemed	(452,970)	(386,079)	(28,719)	(49,863)

Change in net assets resulting from Class I capital transactions	19,820	195,170	8,351	(1,654)

Class R6
Proceeds from shares issued	389,321	255,400	35,661	21,958
Distributions reinvested	10,198	14,404	1,550	1,273
Cost of shares redeemed	(436,746)	(536,363)	(15,646)	(21,271)

Change in net assets resulting from Class R6 capital transactions	(37,227)	(266,559)	21,565	1,960

Total change in net assets resulting from capital transactions	$(2,483)	$(43,014)	$13,825	$26,239

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	199

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Short-Intermediate Municipal Bond Fund		JPMorgan Sustainable Municipal Income Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
SHARE TRANSACTIONS:
Class A
Issued	4,629	5,628	1,490	4,791
Reinvested	88	71	217	191
Redeemed	(3,244)	(3,106)	(3,162)	(2,020)

Change in Class A Shares	1,473	2,593	(1,455)	2,962

Class C
Issued	52	287	54	231
Reinvested	2	3	10	12
Redeemed	(151)	(257)	(247)	(610)

Change in Class C Shares	(97)	33	(183)	(367)

Class I
Issued	42,430	52,415	3,493	4,691
Reinvested	1,204	1,039	243	207
Redeemed	(41,914)	(35,675)	(2,901)	(5,135)

Change in Class I Shares	1,720	17,779	835	(237)

Class R6
Issued	35,890	23,492	3,594	2,208
Reinvested	943	1,330	157	129
Redeemed	(40,244)	(49,385)	(1,577)	(2,149)

Change in Class R6 Shares	(3,411)	(24,563)	2,174	188

SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

	JPMorgan Tax Free Bond Fund		JPMorgan Ultra-Short Municipal Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$97,266	$135,267	$36,947	$246,999
Distributions reinvested	6,877	5,656	64	512
Cost of shares redeemed	(66,093)	(66,686)	(107,817)	(210,001)

Change in net assets resulting from Class A capital transactions	38,050	74,237	(70,806)	37,510

Class C
Proceeds from shares issued	1,345	3,303	—	—
Distributions reinvested	229	348	—	—
Cost of shares redeemed	(5,264)	(13,493)	—	—

Change in net assets resulting from Class C capital transactions	(3,690)	(9,842)	—	—

Class I
Proceeds from shares issued	40,245	62,872	2,457,859	8,428,561
Distributions reinvested	3,658	3,783	13,901	26,591
Cost of shares redeemed	(42,617)	(63,956)	(5,118,382)	(5,827,805)

Change in net assets resulting from Class I capital transactions	1,286	2,699	(2,646,622)	2,627,347

Class R6
Proceeds from shares issued	48,969	53,081	—	—
Distributions reinvested	3,664	2,981	—	—
Cost of shares redeemed	(28,857)	(34,601)	—	—

Change in net assets resulting from Class R6 capital transactions	23,776	21,461	—	—

Total change in net assets resulting from capital transactions	$59,422	$88,555	$(2,717,428)	$2,664,857

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	201

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Free Bond Fund		JPMorgan Ultra-Short Municipal Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
SHARE TRANSACTIONS:
Class A
Issued	7,686	10,911	3,671	24,565
Reinvested	546	457	6	51
Redeemed	(5,256)	(5,436)	(10,709)	(20,899)

Change in Class A Shares	2,976	5,932	(7,032)	3,717

Class C
Issued	107	270	—	—
Reinvested	18	28	—	—
Redeemed	(422)	(1,108)	—	—

Change in Class C Shares	(297)	(810)	—	—

Class I
Issued	3,214	5,111	244,227	837,628
Reinvested	292	308	1,383	2,647
Redeemed	(3,388)	(5,317)	(508,812)	(579,918)

Change in Class I Shares	118	102	(263,202)	260,357

Class R6
Issued	3,895	4,304	—	—
Reinvested	293	242	—	—
Redeemed	(2,308)	(2,866)	—	—

Change in Class R6 Shares	1,880	1,680	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	203

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan California Tax Free Bond Fund
Class A
Year Ended February 28, 2022	$11.06	$0.16	$(0.38)	$(0.22)	$(0.16)
Year Ended February 28, 2021	11.25	0.17	(0.19)	(0.02)	(0.17)
Year Ended February 29, 2020	10.71	0.23	0.54	0.77	(0.23)
Year Ended February 28, 2019	10.64	0.28	0.07	0.35	(0.28)
Year Ended February 28, 2018	10.78	0.28	(0.14)	0.14	(0.28)

Class C
Year Ended February 28, 2022	10.96	0.10	(0.37)	(0.27)	(0.10)
Year Ended February 28, 2021	11.15	0.12	(0.20)	(0.08)	(0.11)
Year Ended February 29, 2020	10.62	0.18	0.53	0.71	(0.18)
Year Ended February 28, 2019	10.55	0.22	0.07	0.29	(0.22)
Year Ended February 28, 2018	10.69	0.22	(0.14)	0.08	(0.22)

Class I
Year Ended February 28, 2022	10.80	0.17	(0.37)	(0.20)	(0.17)
Year Ended February 28, 2021	10.99	0.18	(0.19)	(0.01)	(0.18)
Year Ended February 29, 2020	10.47	0.24	0.52	0.76	(0.24)
Year Ended February 28, 2019	10.41	0.28	0.07	0.35	(0.29)
Year Ended February 28, 2018	10.55	0.29	(0.14)	0.15	(0.29)

Class R6
Year Ended February 28, 2022	10.80	0.18	(0.37)	(0.19)	(0.18)
Year Ended February 28, 2021	10.99	0.19	(0.19)	— (f)	(0.19)
Year Ended February 29, 2020	10.47	0.25	0.52	0.77	(0.25)
October 1, 2018 (g) through February 28, 2019	10.33	0.13	0.13	0.26	(0.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

204	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.68	(2.05)%	$136,939	0.60%	1.43%	0.94%	11%
11.06	(0.19)	154,108	0.59	1.54	0.93	6
11.25	7.29	126,253	0.60	2.13	0.96	8
10.71	3.31	67,275	0.60	2.63	0.97	17
10.64	1.27	69,092	0.60	2.58	0.98	8

10.59	(2.47)	24,442	1.10	0.93	1.43	11
10.96	(0.70)	33,234	1.09	1.07	1.43	6
11.15	6.72	52,168	1.10	1.66	1.47	8
10.62	2.82	46,950	1.10	2.13	1.48	17
10.55	0.78	54,655	1.10	2.08	1.48	8

10.43	(1.90)	80,566	0.50	1.53	0.68	11
10.80	(0.09)	100,163	0.49	1.62	0.68	6
10.99	7.37	60,122	0.50	2.26	0.71	8
10.47	3.39	62,069	0.50	2.72	0.72	17
10.41	1.41	143,734	0.50	2.68	0.71	8

10.43	(1.80)	144,407	0.40	1.63	0.43	11
10.80	0.01	137,357	0.39	1.74	0.43	6
10.99	7.48	127,070	0.40	2.35	0.46	8
10.47	2.58	80,424	0.35	2.95	0.48	17

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	205

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan High Yield Municipal Fund
Class A
Year Ended February 28, 2022	$11.50	$0.34	$(0.17)	$0.17	$(0.34)	$—	$(0.34)
Year Ended February 28, 2021	11.93	0.33	(0.42)	(0.09)	(0.33)	(0.01)	(0.34)
Year Ended February 29, 2020	10.88	0.32	1.05	1.37	(0.31)	(0.01)	(0.32)
Year Ended February 28, 2019	10.78	0.36	0.09	0.45	(0.35)	—	(0.35)
Year Ended February 28, 2018	10.82	0.28	(0.04)	0.24	(0.28)	—	(0.28)

Class C
Year Ended February 28, 2022	11.47	0.28	(0.17)	0.11	(0.28)	—	(0.28)
Year Ended February 28, 2021	11.90	0.28	(0.43)	(0.15)	(0.27)	(0.01)	(0.28)
Year Ended February 29, 2020	10.85	0.27	1.05	1.32	(0.26)	(0.01)	(0.27)
Year Ended February 28, 2019	10.76	0.30	0.09	0.39	(0.30)	—	(0.30)
Year Ended February 28, 2018	10.80	0.22	(0.03)	0.19	(0.23)	—	(0.23)

Class I
Year Ended February 28, 2022	11.50	0.35	(0.17)	0.18	(0.35)	—	(0.35)
Year Ended February 28, 2021	11.93	0.34	(0.42)	(0.08)	(0.34)	(0.01)	(0.35)
Year Ended February 29, 2020	10.87	0.34	1.06	1.40	(0.33)	(0.01)	(0.34)
Year Ended February 28, 2019	10.78	0.37	0.08	0.45	(0.36)	—	(0.36)
Year Ended February 28, 2018	10.82	0.29	(0.03)	0.26	(0.30)	—	(0.30)

Class R6
Year Ended February 28, 2022	11.50	0.36	(0.17)	0.19	(0.36)	—	(0.36)
Year Ended February 28, 2021	11.93	0.36	(0.43)	(0.07)	(0.35)	(0.01)	(0.36)
Year Ended February 29, 2020	10.87	0.35	1.06	1.41	(0.34)	(0.01)	(0.35)
November 1, 2018 (f) through February 28, 2019	10.53	0.14	0.33	0.47	(0.13)	—	(0.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

206	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$11.33	1.39%	$195,574	0.65%	2.87%	1.01%	24%
11.50	(0.61)	179,459	0.65	2.99	1.02	39
11.93	12.81	194,623	0.64	2.80	1.06	18
10.88	4.28	43,565	0.64	3.32	1.22	130
10.78	2.25	35,071	0.64	2.56	1.20	17

11.30	0.89	28,844	1.15	2.37	1.51	24
11.47	(1.11)	32,499	1.14	2.50	1.51	39
11.90	12.29	37,623	1.14	2.34	1.57	18
10.85	3.67	17,929	1.14	2.82	1.71	130
10.76	1.74	18,675	1.14	2.06	1.70	17

11.33	1.50	247,902	0.55	2.97	0.76	24
11.50	(0.51)	256,624	0.55	3.09	0.76	39
11.93	13.02	296,450	0.54	2.92	0.81	18
10.87	4.29	95,662	0.54	3.45	0.97	130
10.78	2.36	51,274	0.54	2.66	0.95	17

11.33	1.60	20,316	0.45	3.07	0.51	24
11.50	(0.41)	21,169	0.45	3.16	0.51	39
11.93	13.12	6,060	0.44	3.01	0.56	18
10.87	4.46	1,338	0.39	4.09	1.23	130

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	207

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intermediate Tax Free Bond Fund
Class A
Year Ended February 28, 2022	$11.37	$0.23	$(0.37)	$(0.14)	$(0.23)	$(0.09)	$(0.32)
Year Ended February 28, 2021	11.52	0.22	(0.16)	0.06	(0.21)	—	(0.21)
Year Ended February 29, 2020	10.91	0.24	0.61	0.85	(0.24)	—	(0.24)
Year Ended February 28, 2019	10.80	0.25	0.11	0.36	(0.25)	—	(0.25)
Year Ended February 28, 2018	10.94	0.24	(0.15)	0.09	(0.23)	—	(0.23)

Class C
Year Ended February 28, 2022	11.07	0.17	(0.36)	(0.19)	(0.17)	(0.09)	(0.26)
Year Ended February 28, 2021	11.23	0.15	(0.16)	(0.01)	(0.15)	—	(0.15)
Year Ended February 29, 2020	10.63	0.18	0.60	0.78	(0.18)	—	(0.18)
Year Ended February 28, 2019	10.53	0.18	0.11	0.29	(0.19)	—	(0.19)
Year Ended February 28, 2018	10.68	0.18	(0.15)	0.03	(0.18)	—	(0.18)

Class I
Year Ended February 28, 2022	11.15	0.26	(0.37)	(0.11)	(0.26)	(0.09)	(0.35)
Year Ended February 28, 2021	11.31	0.24	(0.16)	0.08	(0.24)	—	(0.24)
Year Ended February 29, 2020	10.71	0.27	0.60	0.87	(0.27)	—	(0.27)
Year Ended February 28, 2019	10.61	0.27	0.10	0.37	(0.27)	—	(0.27)
Year Ended February 28, 2018	10.75	0.27	(0.14)	0.13	(0.27)	—	(0.27)

Class R6
Year Ended February 28, 2022	11.15	0.27	(0.37)	(0.10)	(0.27)	(0.09)	(0.36)
Year Ended February 28, 2021	11.31	0.25	(0.16)	0.09	(0.25)	—	(0.25)
Year Ended February 29, 2020	10.71	0.28	0.60	0.88	(0.28)	—	(0.28)
Year Ended February 28, 2019	10.60	0.28	0.11	0.39	(0.28)	—	(0.28)
November 6, 2017 (f) through February 28, 2018	10.83	0.09	(0.23)	(0.14)	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

208	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.91	(1.29)%	$341,321	0.65%	2.06%	0.90%	12%
11.37	0.57	308,709	0.64	1.93	0.90	34
11.52	7.86	250,087	0.65	2.17	0.90	20
10.91	3.34	222,295	0.64	2.32	0.90	48
10.80	0.83	174,653	0.71	2.17	0.91	30

10.62	(1.77)	14,423	1.20	1.51	1.40	12
11.07	(0.07)	19,061	1.19	1.38	1.40	34
11.23	7.38	29,173	1.20	1.63	1.40	20
10.63	2.76	37,603	1.19	1.76	1.40	48
10.53	0.24	50,481	1.22	1.65	1.41	30

10.69	(1.06)	655,190	0.40	2.31	0.65	12
11.15	0.75	622,009	0.39	2.17	0.65	34
11.31	8.19	660,041	0.40	2.42	0.64	20
10.71	3.57	523,544	0.39	2.57	0.65	48
10.61	1.17	770,626	0.39	2.45	0.64	30

10.69	(0.96)	3,503,954	0.30	2.41	0.40	12
11.15	0.85	3,681,554	0.29	2.27	0.40	34
11.31	8.30	4,329,545	0.30	2.52	0.39	20
10.71	3.77	3,911,573	0.29	2.66	0.40	48
10.60	(1.26)	3,497,046	0.29	2.73	0.41	30

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	209

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan New York Tax Free Bond Fund
Class A
Year Ended February 28, 2022	$6.93	$0.11	$(0.21)	$(0.10)	$(0.12)
Year Ended February 28, 2021	7.06	0.12	(0.13)	(0.01)	(0.12)
Year Ended February 29, 2020	6.71	0.14	0.35	0.49	(0.14)
Year Ended February 28, 2019	6.70	0.18	0.01	0.19	(0.18)
Year Ended February 28, 2018	6.84	0.20	(0.14)	0.06	(0.20)

Class C
Year Ended February 28, 2022	6.93	0.08	(0.22)	(0.14)	(0.08)
Year Ended February 28, 2021	7.05	0.09	(0.13)	(0.04)	(0.08)
Year Ended February 29, 2020	6.71	0.10	0.34	0.44	(0.10)
Year Ended February 28, 2019	6.69	0.14	0.02	0.16	(0.14)
Year Ended February 28, 2018	6.84	0.16	(0.15)	0.01	(0.16)

Class I
Year Ended February 28, 2022	6.96	0.13	(0.21)	(0.08)	(0.13)
Year Ended February 28, 2021	7.09	0.14	(0.13)	0.01	(0.14)
Year Ended February 29, 2020	6.75	0.15	0.34	0.49	(0.15)
Year Ended February 28, 2019	6.73	0.20	0.01	0.21	(0.19)
Year Ended February 28, 2018	6.87	0.21	(0.14)	0.07	(0.21)

Class R6
Year Ended February 28, 2022	6.96	0.14	(0.22)	(0.08)	(0.14)
Year Ended February 28, 2021	7.09	0.15	(0.14)	0.01	(0.14)
Year Ended February 29, 2020	6.75	0.16	0.34	0.50	(0.16)
October 1, 2018 (f) through February 28, 2019	6.64	0.08	0.11	0.19	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

210	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$6.71	(1.55)%	$143,940	0.75%	1.60%	0.94%	10%
6.93	(0.13)	166,435	0.74	1.77	0.93	5
7.06	7.31	164,358	0.75	1.96	0.95	13
6.71	2.86	120,371	0.75	2.66	0.96	21
6.70	0.81	128,973	0.75	2.85	0.96	8

6.71	(2.05)	24,776	1.25	1.10	1.44	10
6.93	(0.51)	31,173	1.24	1.26	1.43	5
7.05	6.62	57,781	1.25	1.49	1.45	13
6.71	2.50	67,242	1.25	2.16	1.45	21
6.69	0.15	83,807	1.25	2.35	1.45	8

6.75	(1.16)	76,802	0.50	1.85	0.69	10
6.96	0.12	87,928	0.49	2.02	0.68	5
7.09	7.38	105,497	0.50	2.22	0.70	13
6.75	3.26	87,158	0.50	2.92	0.70	21
6.73	1.06	163,141	0.50	3.10	0.69	8

6.74	(1.20)	127,964	0.40	1.95	0.43	10
6.96	0.22	122,625	0.39	2.11	0.43	5
7.09	7.49	119,722	0.40	2.32	0.44	13
6.75	2.89	91,813	0.40	2.93	0.45	21

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	211

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Short-Intermediate Municipal Bond Fund
Class A
Year Ended February 28, 2022	$10.78	$0.11	$(0.32)	$(0.21)	$(0.11)
Year Ended February 28, 2021	10.86	0.13	(0.08)	0.05	(0.13)
Year Ended February 29, 2020	10.49	0.16	0.37	0.53	(0.16)
Year Ended February 28, 2019	10.39	0.16	0.10	0.26	(0.16)
Year Ended February 28, 2018	10.48	0.12	(0.09)	0.03	(0.12)

Class C
Year Ended February 28, 2022	10.88	0.06	(0.32)	(0.26)	(0.06)
Year Ended February 28, 2021	10.96	0.08	(0.09)	(0.01)	(0.07)
Year Ended February 29, 2020	10.59	0.11	0.37	0.48	(0.11)
Year Ended February 28, 2019	10.48	0.11	0.11	0.22	(0.11)
Year Ended February 28, 2018	10.56	0.06	(0.08)	(0.02)	(0.06)

Class I
Year Ended February 28, 2022	10.84	0.16	(0.32)	(0.16)	(0.16)
Year Ended February 28, 2021	10.92	0.18	(0.09)	0.09	(0.17)
Year Ended February 29, 2020	10.55	0.21	0.37	0.58	(0.21)
Year Ended February 28, 2019	10.44	0.21	0.11	0.32	(0.21)
Year Ended February 28, 2018	10.53	0.16	(0.09)	0.07	(0.16)

Class R6
Year Ended February 28, 2022	10.83	0.16	(0.31)	(0.15)	(0.16)
Year Ended February 28, 2021	10.91	0.19	(0.09)	0.10	(0.18)
Year Ended February 29, 2020	10.54	0.21	0.38	0.59	(0.22)
October 1, 2018 (f) through February 28, 2019	10.39	0.09	0.15	0.24	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

212	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.46	(1.96)%	$93,976	0.70%	1.02%	0.85%	21%
10.78	0.43	80,956	0.69	1.20	0.86	21
10.86	5.12	53,408	0.70	1.48	0.86	24
10.49	2.55	33,554	0.70	1.54	0.86	42
10.39	0.26	32,373	0.69	1.10	0.86	73

10.56	(2.45)	3,473	1.20	0.52	1.36	21
10.88	(0.09)	4,626	1.19	0.72	1.36	21
10.96	4.52	4,303	1.20	0.99	1.36	24
10.59	2.10	4,590	1.20	1.03	1.38	42
10.48	(0.19)	6,406	1.19	0.56	1.37	73

10.52	(1.51)	823,600	0.25	1.47	0.60	21
10.84	0.87	829,847	0.24	1.66	0.60	21
10.92	5.56	641,836	0.24	1.94	0.61	24
10.55	3.09	573,350	0.25	1.97	0.61	42
10.44	0.70	1,680,807	0.24	1.53	0.60	73

10.52	(1.37)	632,795	0.20	1.52	0.35	21
10.83	0.92	688,820	0.19	1.72	0.35	21
10.91	5.61	961,820	0.19	1.99	0.36	24
10.54	2.31	866,630	0.19	2.19	0.37	42

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	213

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Sustainable Municipal Income Fund
Class A
Year Ended February 28, 2022	$9.96	$0.18		$(0.29)	$(0.11)	$(0.18)	$—	$(0.18)
Year Ended February 28, 2021	10.02	0.17		(0.06)	0.11	(0.17)	—	(0.17)
Year Ended February 29, 2020	9.55	0.20		0.47	0.67	(0.20)	—	(0.20)
Year Ended February 28, 2019	9.52	0.21		0.08	0.29	(0.21)	(0.05)	(0.26)
Year Ended February 28, 2018	9.70	0.23	(f)	(0.11)	0.12	(0.23)	(0.07)	(0.30)

Class C
Year Ended February 28, 2022	9.86	0.12		(0.30)	(0.18)	(0.12)	—	(0.12)
Year Ended February 28, 2021	9.92	0.11		(0.06)	0.05	(0.11)	—	(0.11)
Year Ended February 29, 2020	9.45	0.14		0.47	0.61	(0.14)	—	(0.14)
Year Ended February 28, 2019	9.42	0.16		0.08	0.24	(0.16)	(0.05)	(0.21)
Year Ended February 28, 2018	9.61	0.17	(f)	(0.12)	0.05	(0.17)	(0.07)	(0.24)

Class I
Year Ended February 28, 2022	9.88	0.20		(0.29)	(0.09)	(0.20)	—	(0.20)
Year Ended February 28, 2021	9.95	0.19		(0.07)	0.12	(0.19)	—	(0.19)
Year Ended February 29, 2020	9.48	0.22		0.47	0.69	(0.22)	—	(0.22)
Year Ended February 28, 2019	9.45	0.24		0.08	0.32	(0.24)	(0.05)	(0.29)
Year Ended February 28, 2018	9.63	0.25	(f)	(0.11)	0.14	(0.25)	(0.07)	(0.32)

Class R6
Year Ended February 28, 2022	9.88	0.21		(0.29)	(0.08)	(0.21)	—	(0.21)
Year Ended February 28, 2021	9.94	0.20		(0.06)	0.14	(0.20)	—	(0.20)
Year Ended February 29, 2020	9.48	0.23		0.46	0.69	(0.23)	—	(0.23)
Year Ended February 28, 2019	9.45	0.25		0.08	0.33	(0.25)	(0.05)	(0.30)
November 6, 2017 (g) through February 28, 2018	9.74	0.08	(f)	(0.21)	(0.13)	(0.09)	(0.07)	(0.16)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

214	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$9.67	(1.16)%	$107,969	0.70%	1.79%		0.96%	18%
9.96	1.09	125,754	0.69	1.71		0.96	22
10.02	7.04	96,844	0.70	2.02		0.99	7
9.55	3.15	60,078	0.70	2.26		1.01	13
9.52	1.16	66,258	0.69	2.33	(f)	1.01	21

9.56	(1.82)	7,156	1.25	1.24		1.46	18
9.86	0.54	9,178	1.24	1.16		1.46	22
9.92	6.52	12,868	1.25	1.49		1.51	7
9.45	2.61	12,833	1.25	1.71		1.51	13
9.42	0.51	15,138	1.24	1.78	(f)	1.51	21

9.59	(0.92)	116,395	0.45	2.04		0.71	18
9.88	1.25	111,724	0.44	1.96		0.71	22
9.95	7.36	114,772	0.44	2.28		0.74	7
9.48	3.43	74,386	0.45	2.51		0.76	13
9.45	1.42	71,161	0.44	2.57	(f)	0.74	21

9.59	(0.82)	81,399	0.35	2.14		0.46	18
9.88	1.46	62,416	0.34	2.06		0.46	22
9.94	7.36	60,936	0.34	2.38		0.49	7
9.48	3.54	51,261	0.35	2.61		0.50	13
9.45	(1.42)	64,738	0.34	2.67	(f)	0.57	21

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	215

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Tax Free Bond Fund
Class A
Year Ended February 28, 2022	$12.46	$0.27	$(0.31)	$(0.04)	$(0.27)
Year Ended February 28, 2021	12.66	0.28	(0.20)	0.08	(0.28)
Year Ended February 29, 2020	11.77	0.32	0.89	1.21	(0.32)
Year Ended February 28, 2019	11.82	0.40	(0.05)	0.35	(0.40)
Year Ended February 28, 2018	11.93	0.39	(0.11)	0.28	(0.39)

Class C
Year Ended February 28, 2022	12.35	0.19	(0.31)	(0.12)	(0.19)
Year Ended February 28, 2021	12.55	0.21	(0.21)	— (f)	(0.20)
Year Ended February 29, 2020	11.67	0.25	0.87	1.12	(0.24)
Year Ended February 28, 2019	11.72	0.33	(0.05)	0.28	(0.33)
Year Ended February 28, 2018	11.84	0.32	(0.12)	0.20	(0.32)

Class I
Year Ended February 28, 2022	12.41	0.29	(0.32)	(0.03)	(0.29)
Year Ended February 28, 2021	12.61	0.31	(0.21)	0.10	(0.30)
Year Ended February 29, 2020	11.72	0.34	0.89	1.23	(0.34)
Year Ended February 28, 2019	11.77	0.42	(0.05)	0.37	(0.42)
Year Ended February 28, 2018	11.88	0.42	(0.11)	0.31	(0.42)

Class R6
Year Ended February 28, 2022	12.41	0.30	(0.32)	(0.02)	(0.30)
Year Ended February 28, 2021	12.60	0.31	(0.19)	0.12	(0.31)
Year Ended February 29, 2020	11.72	0.35	0.88	1.23	(0.35)
October 1, 2018 (g) through February 28, 2019	11.61	0.17	0.11	0.28	(0.17)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

216	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$12.15	(0.40)%	$330,640	0.67%	2.12%	0.94%	16%
12.46	0.66	302,134	0.66	2.28	0.95	23
12.66	10.37	231,815	0.67	2.58	0.97	31
11.77	3.00	132,813	0.67	3.40	1.00	53
11.82	2.36	130,462	0.66	3.27	0.98	39

12.04	(0.99)	12,535	1.25	1.54	1.44	16
12.35	0.07	16,524	1.24	1.70	1.45	23
12.55	9.73	26,965	1.25	2.05	1.48	31
11.67	2.43	27,701	1.25	2.81	1.49	53
11.72	1.70	25,172	1.24	2.69	1.48	39

12.09	(0.27)	173,023	0.45	2.34	0.69	16
12.41	0.88	176,073	0.45	2.50	0.70	23
12.61	10.66	177,584	0.45	2.82	0.72	31
11.72	3.24	135,295	0.45	3.61	0.74	53
11.77	2.60	160,391	0.44	3.49	0.72	39

12.09	(0.22)	153,754	0.40	2.39	0.44	16
12.41	1.01	134,449	0.40	2.55	0.45	23
12.60	10.63	115,414	0.40	2.87	0.47	31
11.72	2.44	86,790	0.40	3.61	0.51	53

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	217

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Ultra-Short Municipal Fund
Class A
Year Ended February 28, 2022	$10.07	$0.01	$(0.09)	$(0.08)	$(0.01)
Year Ended February 28, 2021	10.08	0.03	— (d)	0.03	(0.04)
Year Ended February 29, 2020	10.03	0.12	0.06	0.18	(0.13)
Year Ended February 28, 2019	10.01	0.13	— (d)	0.13	(0.11)
Year Ended February 28, 2018	10.02	0.07	(0.02)	0.05	(0.06)

Class I
Year Ended February 28, 2022	10.06	0.03	(0.08)	(0.05)	(0.03)
Year Ended February 28, 2021	10.07	0.05	— (d)	0.05	(0.06)
Year Ended February 29, 2020	10.02	0.14	0.05	0.19	(0.14)
Year Ended February 28, 2019	10.00	0.14	0.02	0.16	(0.14)
Year Ended February 28, 2018	10.02	0.09	(0.03)	0.06	(0.08)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

218	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate

$9.98	(0.83)%	$72,506	0.45%		0.06%		0.75%		33%
10.07	0.30	143,944	0.44		0.35		0.75		71
10.08	1.76	106,625	0.45		1.23		0.76		48
10.03	1.33	67,256	0.44		1.32		0.77		50
10.01	0.47	772	0.44	(e)	0.67	(e)	0.85	(e)	71

9.98	(0.53)	3,984,195	0.25		0.26		0.50		33
10.06	0.51	6,666,678	0.24		0.53		0.50		71
10.07	1.96	4,050,886	0.25		1.43		0.50		48
10.02	1.60	3,021,190	0.24		1.42		0.52		50
10.00	0.63	2,064,297	0.24	(e)	0.90	(e)	0.56	(e)	71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	219

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan California Tax Free Bond Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan High Yield Municipal Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Intermediate Tax Free Bond Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan New York Tax Free Bond Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Short-Intermediate Municipal Bond Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Sustainable Municipal Income Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Tax Free Bond Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Ultra-Short Municipal Fund	Class A and Class I	JPM IV	Diversified

The investment objective of JPMorgan California Tax Free Bond Fund (“California Tax Free Bond Fund”) is to seek to provide high after-tax total return for California residents consistent with moderate risk of capital.

The investment objective of JPMorgan High Yield Municipal Fund (“High Yield Municipal Fund”) is to seek a high level of current income exempt from federal income taxes.

The investment objective of JPMorgan Intermediate Tax Free Bond Fund (“Intermediate Tax Free Bond Fund”) is to seek to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal tax purposes.

The investment objective of JPMorgan New York Tax Free Bond Fund (“New York Tax Free Bond Fund”) is to seek to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

The investment objective of JPMorgan Short-Intermediate Municipal Bond Fund (“Short-Intermediate Bond Fund”), JPMorgan Tax Free Bond Fund (“Tax Free Bond Fund”) and JPMorgan Ultra-Short Municipal Fund (“Ultra-Short Municipal Fund”) is to seek as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

The investment objective of JPMorgan Sustainable Municipal Income Fund (“Sustainable Municipal Income Fund”) is to seek current income exempt from federal income taxes.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

220	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	221

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

California Tax Free Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds
California
Certificate of Participation/Lease	$—	$1,015	$—	$1,015
Education	—	18,445	—	18,445
General Obligation	—	126,411	—	126,411
Hospital	—	25,264	—	25,264
Housing	—	2,037	—	2,037
Industrial Development Revenue/Pollution Control Revenue	—	2,646	—	2,646
Other Revenue	—	30,904	543	31,447
Prerefunded	—	31,130	—	31,130
Transportation	—	58,927	—	58,927
Utility	—	23,229	—	23,229
Water & Sewer	—	54,586	—	54,586

Total California	—	374,594	543	375,137

Total Municipal Bonds	—	374,594	543	375,137

Short-Term Investments
Investment Companies	9,234	—	—	9,234

Total Investments in Securities	$9,234	$374,594	$543	$384,371

High Yield Municipal Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$489,445	$—	$489,445
Short-Term Investments
Investment Companies	2,497	—	—	2,497

Total Investments in Securities	$2,497	$489,445	$—	$491,942

Intermediate Tax Free Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$4,395,898	$—	$4,395,898
Short-Term Investments
Investment Companies	81,485	—	—	81,485

Total Investments in Securities	$81,485	$4,395,898	$—	$4,477,383

Depreciation in Other Financial Instruments
Futures Contracts	$(1,628)	$—	$—	$(1,628)

222	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

New York Tax Free Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$365,834	$—	$365,834
Short-Term Investments
Investment Companies	3,522	—	—	3,522

Total Investments in Securities	$3,522	$365,834	$—	$369,356

Depreciation in Other Financial Instruments
Futures Contracts	$(35)	$—	$—	$(35)

Short-Intermediate Municipal Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Collateralized Mortgage Obligations	$—	$56	$—	$56
Municipal Bonds	—	1,482,845	—	1,482,845
Short-Term Investments
Investment Companies	68,570	—	—	68,570

Total Investments in Securities	$68,570	$1,482,901	$—	$1,551,471

Sustainable Municipal Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Municipal Bonds
Alabama	$—	$1,924	$—		$1,924
Alaska	—	439	—		439
Arizona	—	8,467	—		8,467
California	—	14,253	—		14,253
Colorado	—	11,286	—	(a)	11,286
Connecticut	—	6,576	—		6,576
Delaware	—	3,091	—		3,091
District of Columbia	—	7,140	—		7,140
Florida	—	24,904	—		24,904
Georgia	—	4,702	—		4,702
Illinois	—	14,242	—		14,242
Indiana	—	12,689	—		12,689
Iowa	—	3,294	—		3,294
Kansas	—	314	—		314
Kentucky	—	1,284	—		1,284
Louisiana	—	2,678	—		2,678
Maine	—	1,995	—		1,995
Maryland	—	3,181	—		3,181
Massachusetts	—	17,962	—		17,962
Michigan	—	2,403	—		2,403
Minnesota	—	5,659	—		5,659
Mississippi	—	1,189	—		1,189
Missouri	—	3,708	—		3,708
Nebraska	—	1,915	—		1,915
Nevada	—	1,348	—		1,348
New Hampshire	—	6,909	—		6,909

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	223

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

Sustainable Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
New Jersey	$—	$13,424	$—		$13,424
New Mexico	—	1,035	—		1,035
New York	—	14,988	—		14,988
North Carolina	—	4,217	—		4,217
North Dakota	—	2,272	—		2,272
Ohio	—	15,468	—		15,468
Oregon	—	1,810	—		1,810
Other	—	906	—		906
Pennsylvania	—	22,170	—		22,170
South Carolina	—	2,001	—		2,001
South Dakota	—	2,301	—		2,301
Tennessee	—	4,212	—		4,212
Texas	—	15,762	—		15,762
Utah	—	7,388	—		7,388
Vermont	—	5,437	—		5,437
Virginia	—	2,349	—		2,349
Washington	—	11,738	—		11,738
Wisconsin	—	13,516	—		13,516
Wyoming	—	1,507	—		1,507

Total Municipal Bonds	—	306,053	—	(a)	306,053

Short-Term Investments
Investment Companies	$4,996	$—	$—		$4,996

Total Investments in Securities	$4,996	$306,053	$—	(a)	$311,049

Depreciation in Other Financial Instruments
Futures Contracts	$(16)	$—	$—		$(16)

(a)	Amount rounds to less than one thousand.

Tax Free Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$641,640	$—	$641,640
Short-Term Investments
Investment Companies	24,536	—	—	24,536

Total Investments in Securities	$24,536	$641,640	$—	$666,176

Depreciation in Other Financial Instruments
Futures Contracts	$(250)	$—	$—	$(250)

Ultra-Short Municipal Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$3,859,579	$—	$3,859,579
Short-Term Investments
Investment Companies	175,698	—	—	175,698

Total Investments in Securities	$175,698	$3,859,579	$—	$4,035,277

224	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of February 28, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — High Yield Municipal Fund, Intermediate Tax Free Bond Fund, Short Intermediate Municipal Bond Fund, Sustainable Municipal Income Fund, Tax Free Bond Fund and Ultra-Short Municipal Bond Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

High Yield Municipal Fund, Intermediate Tax Free Bond Fund, Short Intermediate Municipal Bond Fund, Sustainable Municipal Income Fund, Tax Free Bond Fund and Ultra-Short Municipal Bond Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of February 28, 2022, which are shown as a Receivable for Investment securities sold — delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at February 28, 2022 are detailed on the SOIs.

D. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the year ended February 28, 2022.

E. Investment Transactions with Affiliates — The Funds invested in Underlying Funds , which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	225

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

California Tax Free Bond Fund

For the year ended February 28, 2022
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2022	Shares at February 28, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.04% (a) (b)	$18,709	$120,485	$129,958	$2	$(4)	$9,234	9,231	$3	$—	(c)

High Yield Municipal Fund

For the year ended February 28, 2022
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2022	Shares at February 28, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free M oney Market Fund Class IM Shares, 0.04% (a) (b)	$5,698	$114,842	$118,042	$(2)	$1	$2,497	2,496	$2	$—	(c)

Intermediate Tax Free Bond Fund

For the year ended February 28, 2022
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2022	Shares at February 28, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.04% (a) (b)	$229,398	$936,702	$1,084,590	$(30)	$5	$81,485	81,460	$24	$1

New York Tax Free Bond Fund

For the year ended February 28, 2022
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2022	Shares at February 28, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.04% (a) (b)	$12,075	$99,110	$107,661	$(1)	$(1)	$3,522	3,521	$2	$—	(c)

Short-Intermediate Municipal Bond Fund

For the year ended February 28, 2022
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2022	Shares at February 28, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.04% (a) (b)	$7,161	$807,335	$745,903	$(22)	$(1)	$68,570	68,549	$25	$1

226	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

Sustainable Municipal Income Fund

For the year ended February 28, 2022
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2022	Shares at February 28, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.04% (a) (b)	$1,085	$87,376	$83,462	$(2)	$(1)	$4,996	4,994	$2	$—	(c)

Tax Free Bond Fund

For the year ended February 28, 2022
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2022	Shares at February 28, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.04% (a) (b)	$32,164	$142,558	$150,181	$(7)	$2	$24,536	24,529	$8	$—	(c)

Ultra-Short Municipal Fund

For the year ended February 28, 2022
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2022	Shares at February 28, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.04% (a) (b)	$213,242	$4,618,407	$4,655,923	$(35)	$7	$175,698	175,645	$73	$3

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2022.
(c)	Amount rounds to less than one thousand.

F. Futures Contracts — Intermediate Tax Free Bond Fund, New York Tax Free Bond Fund, Sustainable Municipal Income Fund and Tax Free Bond Fund used interest rate and treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	227

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

The use of futures contracts exposes the Funds to interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the year ended February 28, 2022:

	Intermediate Tax Free Bond Fund	New York Tax Free Bond Fund	Sustainable Municipal Income Fund	Tax Free Bond Fund
Futures Contracts—Interest:
Average Notional Balance Short	$130,831	$1,389	$1,076	$22,489
Ending Notional Balance Short	168,169	8,750	1,697	27,106

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.

H. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended February 28, 2022 are as follows:

	Class A	Class C		Class I	Class R6		Total
California Tax Free Bond Fund
Transfer agency fees	$5	$1		$1	$1		$8
High Yield Municipal Fund
Transfer agency fees	5	1		3	—	(a)	9
Intermediate Tax Free Bond Fund
Transfer agency fees	10	1		8	25		44
New York Tax Free Bond Fund
Transfer agency fees	10	1		2	1		14
Short-Intermediate Municipal Bond Fund
Transfer agency fees	1	—	(a)	7	5		13
Sustainable Municipal Income Fund
Transfer agency fees	4	—	(a)	2	—	(a)	6
Tax Free Bond Fund
Transfer agency fees	12	—	(a)	4	1		17
Ultra-Short Municipal Fund
Transfer agency fees	2	n/a		37	n/a		39

(a)	Amount rounds to less than one thousand.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2022, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income

228	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
California Tax Free Bond Fund	$—	$(8)	$8
High Yield Municipal Fund	—	2	(2)
Intermediate Tax Free Bond Fund	—	104	(104)
Short-Intermediate Municipal Bond Fund	—	(8)	8
Sustainable Municipal Income Fund	—	(2)	2
Tax Free Bond Fund	—	— (a)	— (a)
Ultra-Short Municipal Fund	—	(14)	14

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to callable bonds.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

California Tax Free Bond Fund	0.30%
High Yield Municipal Fund	0.35
Intermediate Tax Free Bond Fund	0.30
New York Tax Free Bond Fund	0.30
Short-Intermediate Municipal Bond Fund	0.25
Sustainable Municipal Income Fund	0.30
Tax Free Bond Fund	0.30
Ultra-Short Municipal Fund	0.15

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended February 28, 2022, the effective rate was 0.075% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees - Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	229

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares, except for Ultra-Short Municipal Fund which has no sales charge, and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2022, JPMDS retained the following:

	Front-End Sales Charge	CDSC
California Tax Free Bond Fund	$2	$—
High Yield Municipal Fund	9	1
Intermediate Tax Free Bond Fund	25	1
New York Tax Free Bond Fund	4	—	(a)
Short-Intermediate Municipal Bond Fund	15	—
Sustainable Municipal Income Fund	2	—
Tax Free Bond Fund	13	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
California Tax Free Bond Fund	0.25%	0.25%	0.25%
High Yield Municipal Fund	0.25	0.25	0.25
Intermediate Tax Free Bond Fund	0.25	0.25	0.25
New York Tax Free Bond Fund	0.25	0.25	0.25
Short-Intermediate Municipal Bond Fund	0.25	0.25	0.25
Sustainable Municipal Income Fund	0.25	0.25	0.25
Tax Free Bond Fund	0.25	0.25	0.25
Ultra-Short Municipal Fund	0.25	n/a	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6
California Tax Free Bond Fund	0.60%	1.10%	0.50%	0.40%
High Yield Municipal Fund	0.65	1.15	0.55	0.45
Intermediate Tax Free Bond Fund	0.65	1.20	0.40	0.30
New York Tax Free Bond Fund	0.75	1.25	0.50	0.40
Short-Intermediate Municipal Bond Fund	0.70	1.20	0.25	0.20
Sustainable Municipal Income Fund	0.70	1.25	0.45	0.35
Tax Free Bond Fund	0.67	1.25	0.45	0.40
Ultra-Short Municipal Fund	0.45	n/a	0.25	n/a
The expense limitation agreements were in effect for the year ended February 28, 2022 and the contractual expense limitation percentages in the table above are in place until at least June 30, 2022.

230	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

For the year ended February 28, 2022, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
California Tax Free Bond Fund	$82	$55	$592	$729	$97
High Yield Municipal Fund	186	123	972	1,281	117
Intermediate Tax Free Bond Fund	2,739	1,814	1,488	6,041	—
New York Tax Free Bond Fund	80	53	425	558	—
Short-Intermediate Municipal Bond Fund	1,533	1,020	1,784	4,337	4
Sustainable Municipal Income Fund	207	137	378	722	—
Tax Free Bond Fund	141	93	1,151	1,385	—
Ultra-Short Municipal Fund	8,139	4,070	1,259	13,468	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended February 28, 2022 were as follows:

California Tax Free Bond Fund	$11
High Yield Municipal Fund	6
Intermediate Tax Free Bond Fund	81
New York Tax Free Bond Fund	6
Short-Intermediate Municipal Bond Fund	61
Sustainable Municipal Income Fund	5
Tax Free Bond Fund	24
Ultra-Short Municipal Fund	227

Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through February 28, 2022 the amount of these waivers were as follows:

California Tax Free Bond Fund	$—	(a)
High Yield Municipal Fund	—	(a)
Intermediate Tax Free Bond Fund	—	(a)
New York Tax Free Bond Fund	—	(a)
Short-Intermediate Municipal Bond Fund	—	(a)
Sustainable Municipal Income Fund	—	(a)
Tax Free Bond Fund	—	(a)
Ultra-Short Municipal Fund	—	(a)

(a)	Amount rounds to less than one thousand.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2022, California Tax Free Bond Fund, High Yield Municipal Fund, Intermediate Tax Free Bond Fund, Short-Intermediate Municipal Bond Fund, Sustainable Municipal Income Fund, Tax Free Bond Fund and Ultra-Short Municipal Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	231

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

4. Investment Transactions

During the year ended February 28, 2022, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
California Tax Free Bond Fund	$42,249	$50,757	$—	$—
High Yield Municipal Fund	126,088	121,709	—	—
Intermediate Tax Free Bond Fund	642,327	532,660	—	—
New York Tax Free Bond Fund	37,736	45,237	—	—
Short-Intermediate Municipal Bond Fund	349,236	319,804	—	—
Sustainable Municipal Income Fund	71,974	56,715	—	—
Tax Free Bond Fund	174,275	102,162	—	—
Ultra-Short Municipal Fund	1,484,660	3,398,817	—	100,848

During the year ended February 28, 2022, there were no purchases of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2022 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California Tax Free Bond Fund	$380,162	$8,826	$4,617	$4,209
High Yield Municipal Fund	486,526	13,220	7,804	5,416
Intermediate Tax Free Bond Fund	4,330,633	175,164	30,042	145,122
New York Tax Free Bond Fund	359,253	12,210	2,142	10,068
Short-Intermediate Municipal Bond Fund	1,548,202	22,399	19,130	3,269
Sustainable Municipal Income Fund	308,562	6,455	3,984	2,471
Tax Free Bond Fund	647,028	26,719	7,821	18,898
Ultra-Short Municipal Fund	4,055,666	4,031	24,420	(20,389)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in futures contracts, callable bond adjustments, investments in debt instruments, and wash sale loss deferrals.

The tax character of distributions paid during the year ended February 28, 2022 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Tax Free Bond Fund	$87	$—	$6,175	$6,262
High Yield Municipal Fund	239	—	14,714	14,953
Intermediate Tax Free Bond Fund	1,999	35,970	109,340	147,309
New York Tax Free Bond Fund	2	—	7,205	7,207
Short-Intermediate Municipal Bond Fund	1	—	24,496	24,497
Sustainable Municipal Income Fund	121	—	6,184	6,305
Tax Free Bond Fund	1	—	15,068	15,069
Ultra-Short Municipal Fund	113	—	13,856	13,969

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended February 28, 2021 was as follows:

	Ordinary Income*	Tax Exempt Income	Total Distributions Paid
California Tax Free Bond Fund	$1	$6,269	$6,270
High Yield Municipal Fund	656	14,299	14,955
Intermediate Tax Free Bond Fund	317	125,216	125,533
New York Tax Free Bond Fund	134	7,359	7,493
Short-Intermediate Municipal Bond Fund	164	26,725	26,889
Sustainable Municipal Income Fund	4	5,428	5,432
Tax Free Bond Fund	5	13,281	13,286
Ultra-Short Municipal Fund	498	26,607	27,105

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

232	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

As of February 28, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Tax Exempt Income	Unrealized Appreciation (Depreciation)
California Tax Free Bond Fund	$—	$(3,032)	$21	$4,209
High Yield Municipal Fund	—	(877)	43	5,416
Intermediate Tax Free Bond Fund	42	3,524	338	145,122
New York Tax Free Bond Fund	—	(2,450)	18	10,068
Short-Intermediate Municipal Bond Fund	—	(10,946)	71	3,269
Sustainable Municipal Income Fund	—	(162)	20	2,471
Tax Free Bond Fund	—	(10,370)	52	18,898
Ultra-Short Municipal Fund	—	(7,051)	51	(20,389)

The cumulative timing differences primarily consist of investments in futures contracts and callable bond adjustments.

As of February 28, 2022, the following Funds had net capital loss carryforwards which are available to offset future realized gains:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
California Tax Free Bond Fund	$2,805	$227
High Yield Municipal Fund	877	—
New York Tax Free Bond Fund	2,305	145
Short-Intermediate Municipal Bond Fund	10,792	154
Sustainable Municipal Income Fund	—	162
Tax Free Bond Fund	6,486	3,884
Ultra-Short Municipal Fund	6,206	845

Net Capital (gains) losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2022, the Fund deferred to March 1, 2022 the following net capital (gains) losses of:

	Net Capital Losses (Gains)
	Short-Term	Long-Term
California Tax Free Bond Fund	$108	$591
High Yield Municipal Fund	97	—
New York Tax Free Bond Fund	159	102
Short-Intermediate Municipal Bond Fund	71	8
Sustainable Municipal Income Fund	31	121
Tax Free Bond Fund	796	(457)
Ultra-Short Municipal Fund	830	506

During the year ended February 28, 2022, the following Funds utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
High Yield Municipal Fund	$1,447	$1,064
New York Tax Free Bond Fund	—	4
Sustainable Municipal Income Fund	—	216
Tax Free Bond Fund	21	—
Ultra-Short Municipal Fund	—	700

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	233

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended February 28, 2022. Average borrowings from the Facility during the year ended February 28, 2022 were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
High Yield Municipal Fund	$5,627	0.82%	2	$–	(a)

(a)	Amount rounds to less than one thousand.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended February 28, 2022.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which was decreased from 1.25% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the year ended February 28, 2022.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of February 28, 2022, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
California Tax Free Bond Fund	1	68.5%	1	10.7%
High Yield Municipal Fund	1	12.7	3	48.3
Intermediate Tax Free Bond Fund	1	80.2	—	—
New York Tax Free Bond Fund	1	76.5	—	—
Short-Intermediate Municipal Bond Fund	1	70.5	1	15.6
Sustainable Municipal Income Fund	1	44.0	2	31.3
Tax Free Bond Fund	1	45.7	1	28.9
Ultra-Short Municipal Fund	1	74.4	1	17.4

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

234	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

High Yield Municipal Fund invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

The Funds invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. California Tax Free Bond Fund and New York Tax Free Bond Fund primarily invest in issuers in the states of California and New York, respectively. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Funds’ ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Sustainable Municipal Income Fund’s investment in securities whose use of proceeds, in the Adviser’s opinion, provide positive social or environmental benefits could cause it to perform differently compared to funds that do not have such a policy. Investing in securities whose use of proceeds, in the Adviser’s opinion, provide positive social or environmental benefits may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the municipal bonds identified by the Adviser’s use of proceeds determination do not operate as expected when addressing positive social or environmental benefits. The Adviser’s assessment of the positive social or environmental impact of a municipal bond’s proceeds is made at the time of purchase and the actual use of proceeds by the issuer could vary over time, which could cause the Fund to be invested in bonds that do not comply with the Fund’s approach towards considering social or environmental characteristics. The factors that the Adviser considers in evaluating whether a security has positive social or environmental benefits may change over time. There are significant differences in interpretations of what it means to promote positive social or environmental benefits. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other’s views.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	235

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan California Tax Free Bond Fund, JPMorgan High Yield Municipal Fund, JPMorgan Intermediate Tax Free Bond Fund, JPMorgan New York Tax Free Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Sustainable Municipal Income Fund, JPMorgan Tax Free Bond Fund and JPMorgan Ultra–Short Municipal Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan California Tax Free Bond Fund, JPMorgan High Yield Municipal Fund, JPMorgan Intermediate Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund (four of the funds constituting JPMorgan Trust I), JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Sustainable Municipal Income Fund and JPMorgan Tax Free Bond Fund (three of the funds constituting JPMorgan Trust II) and JPMorgan Ultra-Short Municipal Fund (one of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of February 28, 2022, the related statements of operations for the year ended February 28, 2022, the statements of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

April 27, 2022

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

236	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	172	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	172	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	172	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	172	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (U.S. Holdings) (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Total Portfolio Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	172	None

Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	172	None

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	237

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	172	Advisory Board Member, Penso Advisors, LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Total Portfolio Solutions (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	172	(1) Independent Trustee of Advisors’ Inner Circle III fund platform, consisting of the following: (i) the Advisors’ Inner Circle Fund III, (ii) the Gallery Trust, (iii) the Schroder Series Trust, (iv) the Delaware Wilshire Private Markets Fund (since 2020), (v) Chiron Capital Allocation Fund Ltd., and (vi) formerly the Winton Diversified Opportunities Fund (2014-2018); and (2) Independent Trustee of the Symmetry Panoramic Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	172	Director, ICI Mutual Insurance Company (1999-2013).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	None

Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	None

Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, The Coldwater Conservation Fund; Trustee, American Museum of Fly Fishing (2013-present); Trustee and Vice Chair, Trout Unlimited (2017-2021); Trustee, Dartmouth-Hitchcock Medical Center (2011-2020).

238	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	172	Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development Authority (2008-present); Trustee and Chair of the Audit Committee of the Transit Center Foundation (2015-2019).
Interested Trustees

Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	172	Treasurer and Director of the JUST Capital Foundation (2017-present).

Nina O. Shenker** (1957) Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	172	Director and Member of Executive Committee and Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)

The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serves currently includes nine registered investment companies (172 J.P. Morgan Funds).

*

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	239

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from 2015 to 2021.

Matthew Beck (1988), Assistant Secretary (2021)***	Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Max Vogel (1990), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 through June 2021; Associate, Stroock & Stroock & Lavan LLP (law firm) from October 2015 through March 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

240	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if applicable, and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2021, and continued to hold your shares at the end of the reporting period, February 28, 2022.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan California Tax Free Bond Fund
Class A
Actual	$1,000.00	$962.90	$2.92	0.60%
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class C
Actual	1,000.00	961.00	5.35	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class I
Actual	1,000.00	963.40	2.43	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R6
Actual	1,000.00	963.90	1.95	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40

JPMorgan High Yield Municipal Fund
Class A
Actual	1,000.00	964.30	3.17	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class C
Actual	1,000.00	961.80	5.59	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class I
Actual	1,000.00	964.80	2.68	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class R6
Actual	1,000.00	965.20	2.19	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	241

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intermediate Tax Free Bond Fund
Class A
Actual	$1,000.00	$966.10	$3.17	0.65%
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class C
Actual	1,000.00	963.50	5.84	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class I
Actual	1,000.00	966.70	1.95	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40
Class R6
Actual	1,000.00	967.10	1.46	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30

JPMorgan New York Tax Free Bond Fund
Class A
Actual	1,000.00	966.40	3.66	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class C
Actual	1,000.00	964.00	6.09	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class I
Actual	1,000.00	967.80	2.44	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R6
Actual	1,000.00	968.30	1.95	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40

JPMorgan Short-Intermediate Municipal Bond Fund
Class A
Actual	1,000.00	969.90	3.42	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Class C
Actual	1,000.00	967.70	5.85	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class I
Actual	1,000.00	972.20	1.22	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R6
Actual	1,000.00	973.40	0.98	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20

JPMorgan Sustainable Municipal Income Fund
Class A
Actual	1,000.00	966.20	3.41	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Class C
Actual	1,000.00	963.20	6.08	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class I
Actual	1,000.00	967.20	2.19	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	967.70	1.71	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35

242	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Tax Free Bond Fund
Class A
Actual	$1,000.00	$963.10	$3.26	0.67%
Hypothetical	1,000.00	1,021.47	3.36	0.67
Class C
Actual	1,000.00	960.70	6.08	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class I
Actual	1,000.00	963.90	2.19	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	964.20	1.95	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40

JPMorgan Ultra-Short Municipal Fund
Class A
Actual	1,000.00	990.50	2.22	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class I
Actual	1,000.00	992.50	1.24	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	243

Liquidity Risk Management Program

(Unaudited)

Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. During the Program Reporting Period, the Program was amended, pursuant to an exemptive order from the Securities and Exchange Commission, to permit the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. The Report discussed the implementation of these changes. No other material changes were made to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; ; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the exemptive order.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

244	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2022:

Long-Term Capital Gain Distribution
JPMorgan Intermediate Tax Free Bond Fund	$35,970

Tax-Exempt Income

Each Fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income exempt from federal income tax for the fiscal year ended February 28, 2022:

Exempt Distributions Paid
JPMorgan California Tax Free Bond Fund	$6,175
JPMorgan High Yield Municipal Fund	14,714
JPMorgan Intermediate Tax Free Bond Fund	109,340
JPMorgan New York Tax Free Bond Fund	7,205
JPMorgan Short-Intermediate Municipal Bond Fund	24,496
JPMorgan Sustainable Municipal Income Fund	6,184
JPMorgan Tax Free Bond Fund	15,068
JPMorgan Ultra-Short Municipal Fund	13,856

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	245

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPMorgan Trust I (“JPM I”)

JPM I held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of JPM I, including California Tax Free Bond Fund, High Yield Municipal Fund and Intermediate Tax Free Bond Fund and.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	218,161,076
Withheld	3,798,560

Steven P. Fisher
In Favor	219,683,469
Withheld	2,276,167

Gary L. French
In Favor	219,573,994
Withheld	2,385,642

Kathleen M. Gallagher
In Favor	219,614,901
Withheld	2,344,735

Robert J. Grassi
In Favor	219,652,125
Withheld	2,307,510

Frankie D. Hughes
In Favor	219,173,958
Withheld	2,785,677

Raymond Kanner
In Favor	219,638,172
Withheld	2,321,463

Thomas P. Lemke
In Favor	219,600,003
Withheld	2,359,633

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	219,558,283
Withheld	2,401,353

Mary E. Martinez
In Favor	219,188,002
Withheld	2,771,634

Marilyn McCoy
In Favor	218,775,511
Withheld	3,184,125

Dr. Robert A. Oden, Jr.
In Favor	218,109,306
Withheld	3,850,330

Marian U. Pardo
In Favor	219,504,107
Withheld	2,445,528

Emily A. Youssouf
In Favor	219,549,573
Withheld	2,410,062

Interested Nominee
Robert F. Deutsch
In Favor	219,143,836
Withheld	2,815,799

Nina O. Shenker
In Favor	219,183,139
Withheld	2,776,497

246	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

JPMorgan Trust II (“JPM II”)

JPM II held a special meeting of shareholders on October 27, 2021, for the purpose considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of JPM II, including Short-Intermediate Municipal Bond Fund, Sustainable Municipal Income Fund and Tax Free Bond Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	288,983,507
Withheld	6,732,052

Steven P. Fisher
In Favor	289,598,586
Withheld	6,116,973

Gary L. French
In Favor	289,542,085
Withheld	6,173,474

Kathleen M. Gallagher
In Favor	289,773,673
Withheld	5,941,887

Robert J. Grassi
In Favor	289,609,331
Withheld	6,106,229
Frankie D. Hughes
In Favor	289,641,174
Withheld	6,074,386

Raymond Kanner
In Favor	289,603,025
Withheld	6,112,535

Thomas P. Lemke
In Favor	289,581,867
Withheld	6,133,692

Lawrence R. Maffia
In Favor	289,544,612
Withheld	6,170,947

Votes Received (Amounts in thousands)
Mary E. Martinez
In Favor	289,745,394
Withheld	5,970,165

Marilyn McCoy
In Favor	289,336,040
Withheld	6,379,520

Dr. Robert A. Oden, Jr.
In Favor	288,968,016
Withheld	6,747,543

Marian U. Pardo
In Favor	289,619,985
Withheld	6,095,575

Emily A. Youssouf
In Favor	289,555,396
Withheld	6,160,163

Interested Nominee
Robert F. Deutsch
In Favor	289,562,178
Withheld	6,153,382

Nina O. Shenker
In Favor	289,698,757
Withheld	6,016,803

FEBRUARY 28, 2022	J.P. MORGAN MUNICIPAL BOND FUNDS	247

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited) (continued)

JPMorgan Trust IV (“JPMIV”)

JPM IV held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPM IV, including Ultra-Short Municipal Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	2,308,022
Withheld	4,313

Steven P. Fisher
In Favor	2,309,583
Withheld	2,752

Gary L. French
In Favor	2,309,620
Withheld	2,715

Kathleen M. Gallagher
In Favor	2,309,789
Withheld	2,546

Robert J. Grassi
In Favor	2,309,623
Withheld	2,712

Frankie D. Hughes
In Favor	2,309,543
Withheld	2,791

Raymond Kanner
In Favor	2,309,644
Withheld	2,691

Thomas P. Lemke
In Favor	2,309,600
Withheld	2,735

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	2,309,585
Withheld	2,750

Mary E. Martinez
In Favor	2,309,800
Withheld	2,534

Marilyn McCoy
In Favor	2,309,821
Withheld	2,514

Dr. Robert A. Oden, Jr.
In Favor	2,308,857
Withheld	3,478

Marian U. Pardo
In Favor	2,309,743
Withheld	2,591

Emily A. Youssouf
In Favor	2,309,749
Withheld	2,586

Interested Nominee
Robert F. Deutsch
In Favor	2,309,524
Withheld	2,811

Nina O. Shenker
In Favor	2,309,718
Withheld	2,616

248	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2022

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2022. All rights reserved. February 2022.	AN-MUNIBOND-222

Annual Report

J.P. Morgan Money Market Funds

February 28, 2022

JPMorgan Prime Money Market Fund

JPMorgan Institutional Tax Free Money Market Fund

JPMorgan Securities Lending Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Municipal Money Market Fund

JPMorgan California Municipal Money Market Fund

JPMorgan New York Municipal Money Market Fund

The following disclosure applies to the JPMorgan Liquid Assets Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan Municipal Money Market Fund, JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund.

You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. A Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

The following disclosure applies to the JPMorgan Prime Money Market Fund, JPMorgan Institutional Tax Free Money Market Fund and JPMorgan Securities Lending Money Market Fund.

You could lose money by investing in a Fund. Because the share price of each Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. A Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The following disclosure applies to the JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund.

You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

April 5, 2022 (Unaudited)

Dear Shareholders,

Financial markets delivered a mixed performance amid low interest rates, surging inflationary pressure and fresh waves of pandemic resurgence during the twelve months ended February 28, 2022. While the U.S. Federal Reserve (the “Fed”) maintained historically low interest rates throughout the period, it began to taper off its monthly asset purchases in November 2021 and indicated it would raise interest rates in 2022 in response to strong job growth and persistent inflation.

“Amid global market uncertainties, JPMorgan Global Liquidity will continue to apply our global expertise and resources in seeking to provide investors with quality short-term fixed income solutions.” —John T. Donohue

Within fixed income markets, only high yield bonds (also known as “junk bonds”) and lower rated investment grade bonds provided positive returns as investors largely sought higher returns in equity markets. Money market mutual funds generally benefitted from investor demand for short-term fixed income securities as nominal interest rates began to rise in the second half of the period.

Looking ahead, we believe the U.S. economy is likely to maintain its momentum as the pandemic recedes and consumers spend more of their accumulated savings and household wealth on goods and services. Meanwhile, a tight U.S. labor market, rising wages and surging inflation prompted the Fed in March 2022 to raise interest rates for the first time since December 2018 and to signal up to six more rate increases this year, which is expected to bring the central bank’s policy rate to 2.5%.

Notably, Russia’s military invasion of Ukraine has jolted the energy sector and weighed on global financial markets, though it has had a limited impact on short-term debt markets. The duration and scope of the conflict will be a key factor in investment outcomes in 2022 and beyond. We believe the best defense for investors is a diversified portfolio, a patient approach to long-term investments and a focus on valuations and fundamentals.

Amid global market uncertainties, JPMorgan Global Liquidity will continue to apply our global expertise and resources in seeking to provide investors with quality short-term fixed income solutions. On behalf of JPMorgan Global Liquidity, we thank you for your continued partnership and trust in our company and our product.

Sincerely yours,

John T. Donohue

CEO Asset Management Americas & Head of Global Liquidity

J.P. Morgan Asset Management

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	1

JPMorgan Prime Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

Objective†	Seeks current income while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Academy, Agency, Capital, Class C, Empower, IM, Institutional Class, Morgan, Premier and Reserve
Net Assets as of February 28, 2022	$69.6 Billion
Weighted Average Maturity^	22 calendar days
Weighted Average Life^^	44 calendar days

MATURITY SCHEDULE*^
1 calendar day	49.8%
2–7 calendar days	18.2
8–30 calendar days	7.5
31–60 calendar days	9.1
61–90 calendar days	7.9
91–180 calendar days	6.4
181+ calendar days	1.1

7-DAY SEC YIELD AS OF FEBRUARY 28, 2022(1)
Academy Shares	0.07%
Agency Shares	0.01
Capital Shares	0.07
Class C Shares	0.01
Empower Shares	0.07
IM Shares	0.07
Institutional Class Shares	0.05
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2022.
(1)

The yields for Academy Shares, Agency Shares, Capital Shares, Class C Shares, Empower Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.02)%, (0.12)%, (0.02)%, (5.97)%, (0.02)%, 0.03%, (0.07)%, (0.33)%, (0.27)% and (0.52)% for Academy Shares, Agency Shares, Capital Shares, Class C Shares, Empower Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

JPMorgan Institutional Tax Free Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

Objective†	Aims to provide current income, while seeking to maintain liquidity and a low volatility of principal*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, IM and Institutional Class
Net Assets as of February 28, 2022	$1.3 Billion
Weighted Average Maturity^	22 calendar days
Weighted Average Life^^	22 calendar days

MATURITY SCHEDULE**^
1 calendar day	22.7%
2–7 calendar days	47.1
8–30 calendar days	11.0
31–60 calendar days	5.7
61–90 calendar days	3.5
91–180 calendar days	10.0

7-DAY SEC YIELD AS OF FEBRUARY 28, 2022(1)
Agency Shares	0.01%
Capital Shares	0.02
IM Shares	0.04
Institutional Class Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of February 28, 2022.
(1)

The yields for Agency Shares, Capital Shares, IM Shares and Institutional Class Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.28)%, (0.04)%, (0.01)% and (0.10)% for Agency Shares, Capital Shares, IM Shares and Institutional Class Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Institutional Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	3

JPMorgan Securities Lending Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

Objective†	Seeks current income while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Agency SL
Net Assets as of February 28, 2022	$1.9 Billion
Weighted Average Maturity^	35 calendar days
Weighted Average Life^^	66 calendar days

MATURITY SCHEDULE*^
1 calendar day	55.2%
2–7 calendar days	12.8
8–30 calendar days	4.6
31–60 calendar days	3.7
61–90 calendar days	8.3
91–180 calendar days	8.0
181+ calendar days	7.4

7-DAY SEC YIELD AS OF FEBRUARY 28, 2022(1)
Agency SL Shares	0.09%

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2022.
(1)	The yield for Agency SL Shares reflects the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yield would have been (0.01)% for Agency SL Shares.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Securities Lending Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

JPMorgan Liquid Assets Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

Objective†	Seeks current income with liquidity and stability of principal
Primary Investments	High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Class C, E*Trade^, Institutional Class, Investor, Morgan, Premier and Reserve Shares
Net Assets as of February 28, 2022	$6.3 Billion
Weighted Average Maturity^^	25 calendar days
Weighted Average Life^^^	49 calendar days

MATURITY SCHEDULE*^^
1 calendar day	47.3%
2–7 calendar days	20.1
8–30 calendar days	6.7
31–60 calendar days	10.5
61–90 calendar days	4.8
91–180 calendar days	8.6
181+ calendar days	2.0

7-DAY SEC YIELD AS OF FEBRUARY 28, 2022(1)
Agency Shares	0.01%
Capital Shares	0.04
Class C Shares	0.01
Institutional Class Shares	0.02
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	E*Trade Shares had no assets from the close of business on October 19, 2016.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2022.
(1)

The yields for Agency Shares, Capital Shares, Class C Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.13)%, (0.03)%, (0.98)%, (0.08)%, (0.33)%, (0.43)%, (0.28)% and (0.53)% for Agency Shares, Capital Shares, Class C Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	5

JPMorgan U.S. Government Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

Objective†	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Academy, Agency, Capital, E*Trade, Empower, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of February 28, 2022	$244.7 Billion
Weighted Average Maturity^	13 calendar days
Weighted Average Life^^	57 calendar days

MATURITY SCHEDULE*^
1 calendar day	74.3%
2–7 calendar days	8.7
8–30 calendar days	3.5
31–60 calendar days	3.6
61–90 calendar days	7.0
91–180 calendar days	1.8
181+ calendar days	1.1

7-DAY SEC YIELD AS OF FEBRUARY 28, 2022(1)
Academy Shares	0.03%
Agency Shares	0.01
Capital Shares	0.03
E*Trade Shares	0.01
Empower Shares	0.03
IM Shares	0.03
Institutional Class Shares	0.01
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.01
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2022.
(1)

The yields for Academy Shares, Agency Shares, Capital Shares, E*Trade Shares, Empower Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.12)%, (0.22)%, (0.12)%, (0.97)%, (0.12)%, (0.07)%, (0.17)%, (0.42)%, (0.52)%, (0.37)%, (0.62)% and (0.97)% for Academy Shares, Agency Shares, Capital Shares, E*Trade Shares, Empower Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

6	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

JPMorgan U.S. Treasury Plus Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

Objective†	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury securities
Suggested investment time frame	Short-term
Share classes offered	Academy, Agency, Capital, Class C, Empower, IM, Institutional Class, Investor, Morgan, Premier and Reserve Shares
Net Assets as of February 28, 2022	$22.9 Billion
Weighted Average Maturity^	31 calendar days
Weighted Average Life^^	48 calendar days

MATURITY SCHEDULE*^
1 calendar day	68.5%
2–7 calendar days	3.4
31–60 calendar days	6.7
61–90 calendar days	10.5
91–180 calendar days	3.9
181+ calendar days	7.0

7-DAY SEC YIELD AS OF FEBRUARY 28, 2022(1)
Academy Shares	0.01%
Agency Shares	0.01
Capital Shares	0.01
Class C Shares	0.00
Empower Shares	0.01
IM Shares	0.02
Institutional Class Shares	0.01
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.01
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2022.
(1)

The yields for Academy Shares, Agency Shares, Capital Shares, Class C Shares, Empower Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.09)%, (0.19)%, (0.09)%, (1.04)%, (0.11)%, (0.03)%, (0.14)%, (0.39)%, (0.49)%, (0.34)%, and (0.59)% for Academy Shares, Agency Shares, Capital Shares, Class C Shares, Empower Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	7

JPMorgan Federal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

Objective†	Aims to provide current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan and Premier Shares
Net Assets as of February 28, 2022	$1.7 Billion
Weighted Average Maturity^	25 calendar days
Weighted Average Life^^	49 calendar days

MATURITY SCHEDULE*^
1 calendar day	7.6%
2-7 calendar days	6.0
8–30 calendar days	54.8
31–60 calendar days	27.1
91–180 calendar days	4.5

7-DAY SEC YIELD AS OF FEBRUARY 28, 2022(1)
Agency Shares	0.01%
Institutional Class Shares	0.01
Morgan Shares	0.00
Premier Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2022.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares and Premier Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.29)%, (0.24)%, (0.59)% and (0.44)% for Agency Shares, Institutional Class Shares, Morgan Shares and Premier Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

8	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

Objective†	Aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Academy, Agency, Capital, Empower, IM, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of February 28, 2022	$91.8 Billion
Weighted Average Maturity^	34 calendar days
Weighted Average Life^^	62 calendar days

MATURITY SCHEDULE*^
1 calendar day	7.8%
2–7 calendar days	0.1
8–30 calendar days	42.5
31–60 calendar days	36.1
61–90 calendar days	8.0
91–180 calendar days	5.5

7-DAY SEC YIELD AS OF FEBRUARY 28, 2022(1)
Academy Shares	0.01%
Agency Shares	0.01
Capital Shares	0.01
Empower Shares	0.01
IM Shares	0.01
Institutional Class Shares	0.01
Morgan Shares	0.00
Premier Shares	0.01
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2022.
(1)

The yields for Academy Shares, Agency Shares, Capital Shares, Empower Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.07)%, (0.17)%, (0.07)%, (0.10)%, (0.02)%, (0.12)%, (0.47)%, (0.32)%, and (0.57)% for Academy Shares, Agency Shares, Capital Shares, Empower Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	9

JPMorgan Tax Free Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

Objective†	Aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of February 28, 2022	$7.6 Billion
Weighted Average Maturity^	19 calendar days
Weighted Average Life^^	19 calendar days

MATURITY SCHEDULE**^
1 calendar day	6.4%
2-7 calendar days	63.8
8–30 calendar days	14.4
31–60 calendar days	4.9
61–90 calendar days	3.2
91–180 calendar days	7.2
181+ calendar days	0.1

7-DAY SEC YIELD AS OF FEBRUARY 28, 2022(1)
Agency Shares	0.01%
Institutional Class Shares	0.02
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of February 28, 2022.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.07)%, (0.02)%, (0.37)%, (0.22)% and (0.47)% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

10	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

JPMorgan Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

Objective†	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, E*Trade^, Institutional Class, Morgan, Premier and Service Shares
Net Assets as of February 28, 2022	$999.4 Million
Weighted Average Maturity^^	20 calendar days
Weighted Average Life^^^	20 calendar days

MATURITY SCHEDULE**^^
1 calendar day	16.5%
2–7 calendar days	55.8
8–30 calendar days	10.4
31–60 calendar days	8.3
61–90 calendar days	0.8
91–180 calendar days	8.2

7-DAY SEC YIELD AS OF FEBRUARY 28, 2022(1)
Agency Shares	0.01%
Institutional Class Shares	0.02
Morgan Shares	0.01
Premier Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	E*Trade Shares had no assets from the close of business on September 21, 2016.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of February 28, 2022.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.07)%, (0.03)%, (0.37)%, (0.22)% and (0.82)% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	11

JPMorgan California Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

Objective†	Aims to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	California short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	Agency, E*Trade^, Institutional Class, Morgan, Premier and Service
Net Assets as of February 28, 2022	$229.3 Million
Weighted Average Maturity^^	18 calendar days
Weighted Average Life^^^	18 calendar days

MATURITY SCHEDULE**^^
1 calendar day	11.4%
2–7 calendar days	60.0
8–30 calendar days	13.5
31–60 calendar days	6.5
61–90 calendar days	1.1
91–180 calendar days	7.3
181+ calendar days	0.2

7-DAY SEC YIELD AS OF FEBRUARY 28, 2022(1)
Agency Shares	0.01%
Institutional Class Shares	0.02
Morgan Shares	0.01
Premier Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	E*Trade Shares had no assets from the close of business on September 21, 2016.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of February 28, 2022.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.19)%, (0.14)%, (0.49)%, (0.34)% and (0.94)% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

12	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

JPMorgan New York Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

Objective†	Aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	New York short-term municipal obligations
Suggested investment time frame.	Short-term
Share classes offered	Agency, E*Trade^, Institutional Class, Morgan, Premier, Reserve and Service
Net Assets as of February 28, 2022	$627.4 Million
Weighted Average Maturity^^	24 calendar days
Weighted Average Life^^^	24 calendar days

MATURITY SCHEDULE**^^
1 calendar day	10.6%
2–7 calendar day	71.8
8–30 calendar days	1.1
31–60 calendar days	2.4
61–90 calendar days	1.3
91–180 calendar days	12.8

7-DAY SEC YIELD AS OF FEBRUARY 28, 2022(1)
Agency Shares	0.01%
Institutional Class Shares	0.02
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	E*Trade Shares had no assets from the close of business on September 21, 2016.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of February 28, 2022.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.11)%, (0.07)%, (0.41)%, (0.26)%, (0.51)% and (0.86)% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 13.2%

Barclays Capital, Inc., 0.26%, dated 2/28/2022, due 4/4/2022, repurchase price $80,020, collateralized by Collateralized Mortgage Obligations, 0.00% - 4.69%, due 5/15/2031 - 1/16/2054, with a value of $86,400.	80,000	80,000

Barclays Capital, Inc., 0.26%, dated 2/28/2022, due 4/4/2022, repurchase price $100,025, collateralized by Collateralized Mortgage Obligations, 0.00% - 7.01%, due 5/15/2028 - 12/16/2072, with a value of $108,000.	100,000	100,000

Barclays Capital, Inc., 0.26%, dated 2/28/2022, due 4/4/2022, repurchase price $400,101, collateralized by Collateralized Mortgage Obligations, 0.00% - 8.98%, due 2/25/2026 - 1/18/2063 and FNMA, 2.39% - 12.94%, due 3/26/2029 - 12/27/2050, with a value of $432,000.	400,000	400,000

BMO Capital Markets Corp., 0.17%, dated 2/28/2022, due 3/1/2022, repurchase price $100,000, collateralized by Asset-Backed Securities, 1.35% - 3.72%, due 7/15/2027 - 2/25/2047, Collateralized Mortgage Obligations, 3.25% - 3.57%, due 9/17/2058 - 10/25/2059 and Corporate Notes and Bonds, 3.50% -8.25%, due 4/30/2028 - 3/1/2032, with a value of $108,026.	100,000	100,000

BMO Capital Markets Corp., 0.17%, dated 2/28/2022, due 3/1/2022, repurchase price $110,001, collateralized by Asset-Backed Securities, 0.00% - 4.19%, due 10/15/2024 - 7/25/2056, Collateralized Mortgage Obligations, 0.00% - 3.43%, due 7/25/2036 -6/14/2052, Corporate Notes and Bonds, 1.25% - 15.50%, due 4/1/2022 - 1/15/2051^ and U.S. Treasury Securities, 1.38%, due 11/15/2031, with a value of $117,855.	110,000	110,000

BMO Capital Markets Corp., 0.19%, dated 2/28/2022, due 3/7/2022, repurchase price $175,006, collateralized by Asset-Backed Securities, 0.00% - 4.19%, due 5/20/2024 - 1/25/2047, Collateralized Mortgage Obligations, 0.00% - 3.93%, due 1/19/2035 - 5/10/2058, Corporate Notes and Bonds, 1.00% - 9.81%, due 12/7/2022 - 12/15/2061^, FHLMC, 3.48%, due 9/25/2028 and Sovereign Government Securities, 0.75% - 1.25%, due 10/21/2022 -3/4/2025, with a value of $187,393.	175,000	175,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BMO Capital Markets Corp., 0.24%, dated 2/28/2022, due 3/7/2022, repurchase price $50,002, collateralized by Corporate Notes and Bonds, 2.75% - 9.46%, due 11/15/2022 - 11/23/2081^, with a value of $53,592.	50,000	50,000

BNP Paribas SA, 0.24%, dated 2/28/2022, due 3/1/2022, repurchase price $150,001, collateralized by Asset-Backed Securities, 0.31% - 6.91%, due 2/15/2023 - 4/25/2047, Collateralized Mortgage Obligations, 0.38% - 6.37%, due 2/27/2026 - 3/25/2067, Corporate Notes and Bonds, 0.86% - 9.88%, due 4/30/2022 - 6/4/2081^, FNMA, 3.74% -7.05%, due 7/25/2029 - 12/26/2041 and Sovereign Government Securities, 2.84% -7.50%, due 1/31/2027 - 6/20/2030, with a value of $161,563.	150,000	150,000

BNP Paribas SA, 0.20%, dated 2/28/2022, due 3/16/2022, repurchase price $115,010, collateralized by Asset-Backed Securities, 2.19% - 5.34%, due 4/14/2025 - 1/26/2032, Collateralized Mortgage Obligations, 0.41% - 6.37%, due 2/27/2026 - 11/25/2068, Corporate Notes and Bonds, 2.25% - 5.88%, due 4/6/2027 - 7/15/2080^, FNMA, 2.80% - 10.69%, due 7/25/2023 -12/27/2050 and Sovereign Government Securities, 8.30%, due 8/15/2031, with a value of $124,161.	115,000	115,000

BNP Paribas SA, 0.30%, dated 2/28/2022, due 4/4/2022, repurchase price $100,029, collateralized by Asset-Backed Securities, 0.50% - 7.48%, due 10/1/2023 - 1/25/2059, with a value of $110,083.	100,000	100,000

BNP Paribas SA, 0.34%, dated 2/28/2022, due 4/4/2022, repurchase price $185,061, collateralized by Asset-Backed Securities, 2.75% - 8.01%, due 1/14/2028 - 1/25/2059, with a value of $203,788.	185,000	185,000

BofA Securities, Inc., 0.10%, dated 2/28/2022, due 3/1/2022, repurchase price $100,000, collateralized by Commercial Paper, 0.00%, due 3/1/2022 - 3/28/2022, with a value of $105,000.	100,000	100,000

BofA Securities, Inc., 0.17%, dated 2/28/2022, due 3/1/2022, repurchase price $100,000, collateralized by Common Stocks and Preferred Stocks, 4.45% - 8.00%, due 8/1/2042^, with a value of $108,000.	100,000	100,000

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

BofA Securities, Inc., 0.17%, dated 2/28/2022, due 3/1/2022, repurchase price $100,000, collateralized by Common Stocks and Preferred Stocks, 4.45% - 8.00%, due 8/1/2042^, with a value of $108,000.	100,000	100,000

BofA Securities, Inc., 0.44%, dated 2/28/2022, due 4/4/2022, repurchase price $345,148, collateralized by Corporate Notes and Bonds, 0.75% - 6.13%, due 4/1/2023 -9/15/2055, with a value of $362,251.	345,000	345,000

Credit Suisse Securities USA LLC, 0.20%, dated 2/28/2022, due 3/1/2022, repurchase price $140,001, collateralized by Asset-Backed Securities, 0.00% -19.95%, due 8/28/2023 - 2/15/2068 and Collateralized Mortgage Obligations, 1.91% - 7.09%, due 4/15/2026 -2/15/2041, with a value of $153,333.	140,000	140,000

Credit Suisse Securities USA LLC, 0.47%, dated 2/28/2022, due 4/4/2022, repurchase price $160,073, collateralized by Asset-Backed Securities, 0.00% -10.00%, due 4/12/2024 - 8/25/2060 and Collateralized Mortgage Obligations, 0.00% - 4.14%, due 3/29/2022 -5/25/2056, with a value of $174,956.	160,000	160,000

Goldman Sachs & Co. LLC, 0.44%, dated 2/28/2022, due 4/29/2022, repurchase price $500,367, collateralized by Asset-Backed Securities, 0.00% - 8.22%, due 12/10/2024 - 2/25/2063 and Corporate Notes and Bonds, 0.00%, due 3/15/2023, with a value of $535,000.	500,000	500,000

HSBC Securities USA, Inc., 0.18%, dated 2/28/2022, due 3/1/2022, repurchase price $20,000, collateralized by Corporate Notes and Bonds, 0.40% - 4.88%, due 10/10/2023 - 5/15/2048, Municipal Debt Securities, 0.00% - 3.00%, due 8/1/2031 - 2/1/2037 and Sovereign Government Securities, 4.38%, due 1/23/2031, with a value of $21,000.	20,000	20,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

HSBC Securities USA, Inc., 0.18%, dated 2/28/2022, due 3/1/2022, repurchase price $225,001, collateralized by Corporate Notes and Bonds, 0.95% -5.80%, due 6/1/2022 - 2/4/2061, FHLMC, 2.50% - 4.00%, due 5/1/2045 -12/1/2051, FNMA, 3.50%, due 11/1/2046, GNMA, 2.50% - 3.50%, due 11/20/2044 - 5/20/2051, Sovereign Government Securities, 2.50% - 5.25%, due 4/11/2022 - 4/20/2055 and U.S. Treasury Securities, 0.00%, due 5/26/2022 - 1/26/2023, with a value of $234,887.	225,000	225,000

ING Financial Markets LLC, 0.15%, dated 2/28/2022, due 3/1/2022, repurchase price $66,000, collateralized by Corporate Notes and Bonds, 1.45% - 6.50%, due 11/15/2022 - 4/15/2048 and Sovereign Government Securities, 4.25%, due 3/13/2025, with a value of $69,510.	66,000	66,000

ING Financial Markets LLC, 0.17%, dated 2/28/2022, due 3/1/2022, repurchase price $37,000, collateralized by Corporate Notes and Bonds, 4.13% - 9.25%, due 7/6/2024 - 1/15/2042^ and Sovereign Government Securities, 6.25%, due 9/26/2022, with a value of $39,961.	37,000	37,000

ING Financial Markets LLC, 0.30%, dated 2/28/2022, due 3/30/2022, repurchase price $175,044, collateralized by Common Stocks, with a value of $189,090.	175,000	175,000

ING Financial Markets LLC, 0.30%, dated 2/28/2022, due 4/22/2022, repurchase price $100,044, collateralized by Common Stocks, with a value of $108,053.	100,000	100,000

Mitsubishi UFJ Trust & Banking Corp., 0.20%, dated 2/28/2022, due 3/3/2022, repurchase price $1,000,017, collateralized by Corporate Notes and Bonds, 0.00% - 4.15%, due 5/13/2022 -2/25/2032, with a value of $1,042,334.	1,000,000	1,000,000

Royal Bank of Canada, 0.17%, dated 2/28/2022, due 3/1/2022, repurchase price $125,001, collateralized by Asset-Backed Securities, 1.90%, due 2/23/2039, Certificates of Deposit, 0.00% - 0.20%, due 3/3/2022 - 7/1/2022, Commercial Paper, 0.00%, due 3/1/2022 - 3/2/2022 and Corporate Notes and Bonds, 0.30% -6.50%, due 5/15/2022 - 6/1/2060^, with a value of $131,261.	125,000	125,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Societe Generale SA, 0.14%, dated 2/28/2022, due 3/1/2022, repurchase price $600,002, collateralized by Asset-Backed Securities, 2.70% - 8.00%, due 5/17/2027 - 5/28/2069, Collateralized Mortgage Obligations, 0.98% - 3.33%, due 11/18/2049 - 1/18/2052, Corporate Notes and Bonds, 0.00% - 8.38%, due 3/30/2022 - 10/27/2081^, FNMA, 2.14%, due 10/25/2049, Sovereign Government Securities, 1.25% - 7.35%, due 7/21/2025 - 6/9/2051 and U.S. Treasury Securities, 4.25%, due 11/15/2040, with a value of $630,753.	600,000	600,000

Societe Generale SA, 0.21%, dated 2/28/2022, due 3/1/2022, repurchase price $475,003, collateralized by Asset-Backed Securities, 0.25% - 7.13%, due 1/2/2024 - 2/28/2041, Collateralized Mortgage Obligations, 0.38% - 5.40%, due 6/15/2034 - 5/25/2060, Corporate Notes and Bonds, 1.09% -13.00%, due 3/17/2022 - 10/22/2090^, FNMA, 2.34% - 4.39%, due 2/25/2030 -9/25/2048 and Sovereign Government Securities, 3.50% - 8.88%, due 1/30/2023 - 6/15/2045, with a value of $512,497.	475,000	475,000

Societe Generale SA, 0.23%, dated 2/28/2022, due 3/1/2022, repurchase price $200,001, collateralized by Asset-Backed Securities, 0.42% - 7.13%, due 1/2/2024 - 5/25/2037, Collateralized Mortgage Obligations, 0.38% - 4.50%, due 6/15/2035 - 6/25/2058, Corporate Notes and Bonds, 1.16% - 13.00%, due 3/15/2022 - 6/4/2081^, FNMA, 2.99% -4.39%, due 2/25/2030 - 2/25/2047 and Sovereign Government Securities, 0.40% -10.13%, due 1/5/2023 - 6/15/2045, with a value of $215,328.	200,000	200,000

Societe Generale SA, 0.23%, dated 2/28/2022, due 3/2/2022, repurchase price $370,005, collateralized by Asset-Backed Securities, 0.25% - 6.64%, due 1/2/2024 - 2/25/2037, Collateralized Mortgage Obligations, 0.59% - 5.45%, due 6/15/2034 - 5/25/2065, Corporate Notes and Bonds, 1.16% - 13.00%, due 3/15/2022 - 11/1/2051^, FNMA, 2.14% -4.39%, due 2/25/2030 - 8/25/2050 and Sovereign Government Securities, 1.25% -10.13%, due 7/26/2022 - 9/30/2049, with a value of $399,163.	370,000	370,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Societe Generale SA, 0.20%, dated 2/28/2022, due 3/31/2022, repurchase price $160,028, collateralized by Asset-Backed Securities, 3.06% - 5.88%, due 5/17/2027 - 5/28/2069, Collateralized Mortgage Obligations, 3.06%, due 11/18/2049, Corporate Notes and Bonds, 0.00% - 8.04%, due 7/15/2022 -12/10/2061, FNMA, 2.14%, due 10/25/2049 and Sovereign Government Securities, 1.25% - 5.10%, due 10/26/2026 - 4/23/2048, with a value of $168,290.	160,000	160,000

Societe Generale SA, 0.60%, dated 2/28/2022, due 5/16/2022, repurchase price $200,255, collateralized by Asset-Backed Securities, 0.25% - 7.13%, due 1/2/2024 - 10/25/2037, Collateralized Mortgage Obligations, 0.41% - 4.37%, due 6/15/2035 - 4/15/2050, Corporate Notes and Bonds, 0.20% - 13.00%, due 3/15/2022 - 8/6/2061^, FNMA, 2.14% -4.39%, due 10/25/2030 - 10/25/2049 and Sovereign Government Securities, 2.78% - 10.13%, due 7/26/2022 -9/21/2047, with a value of $215,530.	200,000	200,000

Societe Generale SA, 0.31%, dated 2/28/2022, due 5/31/2022, repurchase price $500,396, collateralized by Asset-Backed Securities, 0.34% - 7.13%, due 1/2/2024 - 10/25/2037, Collateralized Mortgage Obligations, 0.53% - 4.50%, due 11/15/2032 - 9/17/2058, Corporate Notes and Bonds, 1.15% - 13.00%, due 3/15/2022 - 6/1/2042^, FNMA, 3.45% -4.39%, due 10/25/2030 - 2/25/2047 and Sovereign Government Securities, 2.63% -10.13%, due 6/27/2022 - 2/16/2061, with a value of $539,607.	500,000	500,000

TD Securities (USA) LLC, 0.14%, dated 2/28/2022, due 3/1/2022, repurchase price $380,001, collateralized by Corporate Notes and Bonds, 0.65% -6.50%, due 12/1/2023 - 8/23/2051, with a value of $399,012.	380,000	380,000

TD Securities (USA) LLC, 0.18%, dated 2/28/2022, due 3/1/2022, repurchase price $100,001, collateralized by Corporate Notes and Bonds, 1.61% -5.95%, due 3/30/2028 - 4/1/2049, with a value of $105,001.	100,000	100,000

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

TD Securities (USA) LLC, 0.18%, dated 2/28/2022, due 3/4/2022, repurchase price $1,040,021, collateralized by Asset-Backed Securities, 0.39% - 5.88%, due 7/20/2024 - 1/11/2036, Corporate Notes and Bonds, 0.50% - 10.75%, due 4/5/2022 - 8/1/2069^ and Municipal Debt Securities, 1.85% - 7.62%, due 8/1/2029 - 4/1/2057, with a value of $1,094,825.	1,040,000	1,040,000

UBS Securities LLC, 0.25%, dated 2/28/2022, due 3/7/2022, repurchase price $300,015, collateralized by Certificates of Deposit, 0.00% - 1.85%, due 3/11/2022 - 12/15/2022, Commercial Paper, 0.00%, due 6/30/2022, Corporate Notes and Bonds, 0.45% - 11.50%, due 8/15/2022 - 12/15/2066^, FNMA, 0.00% - 2.63%, due 10/5/2022 - 6/17/2025, Tennessee Valley Authority, 0.00%, due 11/1/2025 - 7/15/2026 and U.S. Treasury Securities, 0.00% - 2.50%, due 9/8/2022 - 2/15/2045, with a value of $318,509.	300,000	300,000

Wells Fargo Securities LLC, 0.44%, dated 2/28/2022, due 4/18/2022, repurchase price $125,075, collateralized by Certificates of Deposit, 0.00% - 2.65%, due 3/10/2022 - 3/4/2026, with a value of $131,403.	125,000	125,000

Total Repurchase Agreements (Cost $9,208,000)		9,208,000

Corporate Notes — 0.4%

Banks — 0.4%

Barclays Bank plc (United Kingdom) (OBFR + 0.16%), 0.23%, 3/1/2022 (b) (c) (Cost $300,000)	300,000	300,000

Municipal Bonds — 0.2%

Alaska — 0.1%

Alaska Housing Finance Corp., State Capital Project Series 2018A, Rev., VRDO, 0.18%, 3/7/2022 (d)	75,000	75,000

California — 0.1%

Metropolitan Water District of Southern California, Waterworks Series 2021A, Rev., VRDO, LIQ: Bank of America NA, 0.18%, 3/7/2022 (d)	62,520	62,520

Total Municipal Bonds (Cost $137,520)		137,520

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — 85.6%

Time Deposits — 31.4%

Agricultural Bank of China Ltd.

0.09%, 3/1/2022	475,000	475,000

0.09%, 3/2/2022	465,000	465,000

0.09%, 3/4/2022	300,000	300,000

Australia & New Zealand Banking Group Ltd.

0.08%, 3/2/2022	360,000	360,000

0.08%, 3/3/2022	700,000	700,000

Canadian Imperial Bank of Commerce 0.07%, 3/1/2022	460,000	460,000

Cooperatieve Rabobank UA 0.07%, 3/4/2022	1,300,000	1,300,000

Credit Agricole Corporate and Investment Bank

0.07%, 3/1/2022	276,396	276,396

0.10%, 3/1/2022	340,000	340,000

0.10%, 3/1/2022	225,000	225,000

0.10%, 3/2/2022	150,000	150,000

0.10%, 3/3/2022	380,000	380,000

0.10%, 3/4/2022	250,000	250,000

0.10%, 3/7/2022	450,000	450,000

DBS Bank Ltd. 0.08%, 3/3/2022	200,000	200,000

DNB Bank ASA 0.07%, 3/1/2022	500,000	500,000

Erste Group Bank AG

0.07%, 3/1/2022	1,000,000	1,000,000

0.07%, 3/1/2022	360,000	360,000

First Abu Dhabi Bank USC NV

0.07%, 3/1/2022	500,000	500,000

0.07%, 3/1/2022	500,000	500,000

Industrial & Commercial Bank of China Ltd. 0.09%, 3/1/2022	250,000	250,000

ING Bank NV

0.08%, 3/2/2022	800,000	800,000

0.08%, 3/3/2022	800,000	800,000

KBC Bank NV 0.07%, 3/1/2022	2,300,000	2,300,000

Mizuho Bank Ltd.

0.07%, 3/1/2022	500,000	500,000

0.07%, 3/1/2022	950,000	950,000

National Bank of Canada (Canada)

0.10%, 3/1/2022 (d)	250,000	250,000

Nordea Bank Abp

0.07%, 3/1/2022	1,000,000	1,000,000

0.07%, 3/1/2022	1,400,000	1,400,000

Royal Bank of Canada

0.07%, 3/1/2022	700,000	700,000

0.07%, 3/1/2022	625,000	625,000

Skandinaviska Enskilda Banken AB

0.07%, 3/1/2022	1,000,000	1,000,000

0.07%, 3/1/2022	1,300,000	1,300,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	17

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Time Deposits — continued

Svenska Handelsbanken AB 0.07%, 3/1/2022	800,000	800,000

Total Time Deposits (Cost $21,866,396)		21,866,396

Certificates of Deposit — 28.7%

Bank of Montreal (Canada)

(SOFR + 0.15%), 0.20%, 3/1/2022 (b)	150,000	149,985

(SOFR + 0.15%), 0.20%, 3/1/2022 (b)	100,000	99,969

(SOFR + 0.15%), 0.20%, 3/1/2022 (b)	70,000	70,006

(SOFR + 0.25%), 0.30%, 3/1/2022 (b)	170,000	169,938

0.24%, 3/10/2022	100,000	100,004

(ICE LIBOR USD 3 Month + 0.05%), 0.26%, 3/16/2022 (b)	179,000	179,012

0.23%, 5/11/2022	100,000	99,960

0.22%, 5/18/2022	100,000	99,946

0.21%, 6/22/2022	177,000	176,782

0.20%, 7/13/2022	100,000	99,832

0.24%, 10/12/2022	165,000	164,338

Bank of Nova Scotia (The) (Canada)

(SOFR + 0.15%), 0.20%, 3/1/2022 (b)	70,000	69,973

(SOFR + 0.15%), 0.20%, 3/1/2022 (b)	25,000	25,001

(SOFR + 0.16%), 0.21%, 3/1/2022 (b)	100,000	99,991

(SOFR + 0.18%), 0.23%, 3/1/2022 (b)	100,000	100,021

0.23%, 5/10/2022	100,000	99,971

0.22%, 5/13/2022	28,860	28,850

Barclays Bank plc (United Kingdom) 0.26%, 4/1/2022	150,000	150,002

Canadian Imperial Bank of Commerce (Canada)

(SOFR + 0.15%), 0.20%, 3/1/2022 (b)	405,000	404,956

(SOFR + 0.15%), 0.20%, 3/1/2022 (b)	175,000	174,982

(SOFR + 0.15%), 0.20%, 3/1/2022 (b)	100,000	100,006

(SOFR + 0.15%), 0.20%, 3/1/2022 (b)	100,000	99,961

(SOFR + 0.25%), 0.30%, 3/1/2022 (b)	135,000	134,960

0.24%, 4/7/2022	175,000	175,011

0.24%, 10/12/2022	100,000	99,561

China Construction Bank Corp. (China)

0.10%, 3/2/2022	50,000	50,000

0.10%, 3/3/2022	100,000	100,000

Cooperatieve Rabobank UA (Netherlands)

(SOFR + 0.14%), 0.19%, 3/1/2022 (b)	100,000	100,000

(SOFR + 0.15%), 0.20%, 3/1/2022 (b)	185,000	184,982

(SOFR + 0.16%), 0.21%, 3/1/2022 (b)	100,000	100,000

0.20%, 6/27/2022	46,500	46,445

0.22%, 7/5/2022 (e)	100,000	99,790

0.23%, 10/14/2022	75,000	74,641

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

Credit Agricole Corporate and Investment Bank (France)

(SOFR + 0.12%), 0.17%, 3/1/2022 (b)	100,000	99,992

0.15%, 3/7/2022	200,000	200,003

Credit Industriel et Commercial (France)

(SOFR + 0.12%), 0.17%, 3/1/2022 (b)	100,000	99,996

(SOFR + 0.13%), 0.18%, 3/1/2022 (b)	450,000	450,054

(SOFR + 0.21%), 0.26%, 3/1/2022 (b)	125,000	124,979

(SOFR + 0.22%), 0.27%, 3/1/2022 (b)	120,000	120,032

0.22%, 3/7/2022 (e)	400,000	399,993

0.24%, 4/7/2022 (e)	200,500	200,454

Credit Suisse AG (Switzerland) (SOFR + 0.18%), 0.23%, 3/1/2022 (b)	360,000	360,048

DZ Bank AG (United Kingdom) 0.12%, 3/17/2022 (e)	200,000	199,967

Goldman Sachs Bank USA (SOFR + 0.21%), 0.26%, 3/1/2022 (b)	129,000	128,993

Industrial & Commercial Bank of China Ltd. (China)

0.09%, 3/1/2022	250,000	250,000

0.09%, 3/2/2022	200,000	200,000

0.10%, 3/4/2022	700,000	699,999

ING Bank NV (Netherlands)

0.18%, 5/13/2022	275,000	275,000

0.21%, 7/13/2022	225,000	225,000

Kookmin Bank (South Korea)

(ICE LIBOR USD 1 Month + 0.21%), 0.39%, 3/29/2022 (b)	100,000	100,035

0.25%, 8/2/2022	38,000	37,935

Korea Development Bank (South Korea) 0.26%, 4/18/2022	50,000	49,999

Mitsubishi UFJ Trust & Banking Corp. (Japan)

0.18%, 3/1/2022 (e)	50,000	50,000

(SOFR + 0.16%), 0.21%, 3/1/2022 (b)	55,000	54,994

0.18%, 3/7/2022 (e)	75,000	74,996

0.18%, 3/15/2022	100,000	100,002

0.19%, 4/5/2022 (e)	50,000	49,985

0.20%, 4/27/2022	30,000	29,996

Mizuho Bank Ltd. (Japan)

(SOFR + 0.16%), 0.21%, 3/1/2022 (b)	265,000	264,994

0.15%, 3/15/2022	125,000	125,002

0.17%, 4/7/2022	525,000	524,974

0.17%, 4/8/2022	120,000	119,993

0.25%, 5/10/2022	250,000	249,922

0.30%, 6/1/2022	177,000	176,881

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

MUFG Bank Ltd. (Japan)

(SOFR + 0.19%), 0.24%, 3/1/2022 (b)	162,000	161,990

(SOFR + 0.19%), 0.24%, 3/1/2022 (b)	150,000	150,011

0.17%, 3/14/2022	70,000	70,001

0.18%, 4/20/2022	175,000	174,927

0.25%, 5/6/2022	500,000	499,716

0.30%, 6/6/2022	165,000	164,866

National Australia Bank Ltd. (Australia)

0.17%, 4/20/2022 (e)	150,000	149,915

0.20%, 4/22/2022 (e)	150,000	149,910

0.25%, 4/28/2022 (e)	180,000	179,876

0.30%, 6/7/2022 (e)	100,000	99,854

Natixis SA (France)

(SOFR + 0.13%), 0.18%, 3/1/2022 (b)	300,000	300,027

(SOFR + 0.13%), 0.18%, 3/1/2022 (b)	175,000	175,022

0.20%, 7/13/2022	200,000	199,633

Nordea Bank Abp (Finland)

0.23%, 4/21/2022	78,250	78,244

0.20%, 6/29/2022	125,000	124,843

0.20%, 7/1/2022	200,000	199,741

Norinchukin Bank (The) (Japan)

0.12%, 3/3/2022	125,000	125,001

0.15%, 3/7/2022	100,000	100,001

0.12%, 3/11/2022	200,000	200,002

0.15%, 3/14/2022	150,000	150,002

Oversea-Chinese Banking Corp. Ltd. (Singapore)

0.25%, 3/15/2022	75,000	75,004

0.21%, 9/27/2022	150,000	149,356

Royal Bank of Canada (Canada)

(SOFR + 0.17%), 0.22%, 3/1/2022 (b)	70,000	69,989

(ICE LIBOR USD 3 Month + 0.03%), 0.22%, 3/7/2022 (b)	100,000	100,063

(ICE LIBOR USD 3 Month + 0.05%), 0.25%, 3/11/2022 (b)	70,000	70,003

Shinhan Bank (South Korea)

0.17%, 4/4/2022	50,000	49,998

0.20%, 7/6/2022	50,000	49,918

0.32%, 8/10/2022	15,000	14,971

Skandinaviska Enskilda Banken AB (Sweden)

0.24%, 4/28/2022	100,000	99,983

0.23%, 5/11/2022	100,000	99,966

Standard Chartered Bank (United Kingdom)

0.20%, 3/1/2022	100,000	100,000

(SOFR + 0.19%), 0.24%, 3/1/2022 (b)	175,000	174,994

0.17%, 3/24/2022	100,000	99,997

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

0.17%, 3/28/2022	100,000	99,995

0.18%, 4/8/2022	150,000	149,984

Sumitomo Mitsui Banking Corp. (Japan)

(SOFR + 0.19%), 0.24%, 3/1/2022 (b)	100,000	99,984

(SOFR + 0.22%), 0.27%, 3/1/2022 (b)	385,000	385,058

0.17%, 4/12/2022	300,000	299,979

0.17%, 4/14/2022	150,000	149,988

0.18%, 4/21/2022	200,000	199,978

0.20%, 4/27/2022	300,000	299,964

0.25%, 5/6/2022	412,000	411,928

0.25%, 5/9/2022	40,000	39,991

Sumitomo Mitsui Trust Bank Ltd. (Japan)

(SOFR + 0.15%), 0.20%, 3/1/2022 (b)	100,000	99,988

(SOFR + 0.19%), 0.24%, 3/1/2022 (b)	100,000	99,993

(SOFR + 0.20%), 0.25%, 3/1/2022 (b)	147,000	146,985

0.07%, 3/2/2022	50,000	50,000

0.14%, 3/3/2022	75,000	75,000

0.17%, 4/13/2022	100,000	99,992

0.17%, 4/14/2022	50,000	49,996

0.25%, 5/3/2022 (e)	100,000	99,931

0.25%, 5/10/2022	500,000	499,873

0.30%, 5/19/2022 (e)	170,000	169,822

0.30%, 5/23/2022 (e)	200,000	199,770

Svenska Handelsbanken AB (Sweden)

(ICE LIBOR USD 1 Month + 0.08%), 0.21%, 3/10/2022 (b)	200,000	200,062

(ICE LIBOR USD 3 Month + 0.04%), 0.25%, 3/16/2022 (b)	50,000	50,003

0.20%, 6/28/2022	100,000	99,880

Toronto-Dominion Bank (The) (Canada)

(US Federal Funds Effective Rate (continuous series) + 0.11%), 0.19%, 3/1/2022 (b)	250,000	249,951

(US Federal Funds Effective Rate (continuous series) + 0.11%), 0.19%, 3/1/2022 (b)	125,000	125,000

0.26%, 4/21/2022 (e)	125,000	124,958

0.24%, 4/27/2022	141,250	141,250

0.27%, 4/27/2022 (e)	175,000	174,928

0.21%, 6/23/2022	150,000	149,813

Westpac Banking Corp. (Australia) 0.20%, 6/24/2022	97,000	96,891

Woori Bank (South Korea)

0.19%, 3/1/2022 (c)	41,500	41,500

0.16%, 3/10/2022 (c)	20,000	20,001

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	19

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

0.17%, 4/1/2022 (c)	102,000	101,992

0.17%, 4/6/2022 (c)	25,000	24,997

0.17%, 4/7/2022 (c)	25,000	24,997

Total Certificates of Deposit (Cost $19,941,047)		19,935,340

Commercial Paper — 25.5%

Australia & New Zealand Banking Group Ltd. (Australia)

(SOFR + 0.19%), 0.24%, 3/1/2022 (b) (c)	70,000	69,990

(ICE LIBOR USD 3 Month + 0.03%), 0.21%, 3/2/2022 (b) (c)	70,000	70,000

Bank of Montreal (Canada) (SOFR + 0.26%), 0.31%, 3/1/2022 (b)	65,000	64,978

Bank of Nova Scotia (The) (Canada)

(SOFR + 0.15%), 0.20%, 3/1/2022 (b) (c)	200,000	200,008

0.23%, 4/8/2022 (c) (e)	100,000	99,979

0.21%, 6/22/2022 (c) (e)	170,000	169,702

0.20%, 9/15/2022 (c) (e)	100,000	99,527

0.21%, 10/6/2022 (c) (e)	75,000	74,584

Barclays Bank plc (United Kingdom)

(SOFR + 0.14%), 0.19%, 3/1/2022 (b) (c)	100,000	100,000

0.23%, 3/4/2022 (c) (e)	100,000	99,999

Bedford Row Funding Corp.

(US Federal Funds Effective Rate (continuous series) + 0.12%), 0.20%, 3/1/2022 (b) (c)	150,000	149,987

(US Federal Funds Effective Rate (continuous series) + 0.12%), 0.20%, 3/1/2022 (b) (c)	130,000	129,988

0.25%, 4/28/2022 (c) (e)	75,000	74,954

(ICE LIBOR USD 3 Month + 0.05%), 0.54%, 5/20/2022 (b) (c)	135,000	135,042

(ICE LIBOR USD 3 Month + 0.05%), 0.57%, 5/26/2022 (b) (c)	50,000	50,019

BNG Bank NV (Netherlands) 0.08%, 3/7/2022 (c) (e)	15,000	15,000

BNP Paribas SA (France)

0.08%, 3/1/2022 (e)	650,000	649,999

0.08%, 3/2/2022 (e)	300,000	299,999

0.08%, 3/3/2022 (e)	150,000	149,999

0.18%, 3/22/2022 (e)	500,000	499,959

0.18%, 3/22/2022 (e)	136,000	135,989

0.35%, 5/4/2022 (e)	262,000	261,830

BNZ International Funding Ltd. (New Zealand)

(SOFR + 0.18%), 0.23%, 3/1/2022 (b) (c)	140,000	140,000

0.19%, 4/22/2022 (c) (e)	50,000	49,981

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

0.25%, 5/4/2022 (c) (e)	100,000	99,943

BofA Securities, Inc.

(SOFR + 0.22%), 0.27%, 3/1/2022 (b)	65,000	65,012

(SOFR + 0.22%), 0.27%, 3/1/2022 (b)	25,000	25,004

BPCE SA (France)

0.22%, 3/7/2022 (c) (e)	200,000	199,997

0.22%, 5/6/2022 (c) (e)	15,000	14,988

Caisse d’Amortissement de la Dette Sociale (France)

0.15%, 4/5/2022 (c) (e)	50,000	49,991

0.15%, 4/7/2022 (c) (e)	50,000	49,990

Caisse des Depots et Consignations (France)

0.14%, 3/15/2022 (c) (e)	100,000	99,997

0.14%, 3/16/2022 (c) (e)	350,000	349,983

Canadian Imperial Bank of Commerce (Canada)

0.07%, 3/1/2022 (c) (e)	70,000	70,000

0.24%, 5/6/2022 (c) (e)	200,000	199,872

CDP Financial, Inc. (Canada) 0.62%, 8/1/2022 (c) (e)	70,000	69,790

Commonwealth Bank of Australia (Australia) 0.27%, 10/20/2022 (c) (e)	25,000	24,844

Cooperatieve Rabobank UA (Netherlands) 0.07%, 3/1/2022 (e)	1,225,000	1,224,998

Credit Industriel et Commercial (France) (SOFR + 0.22%), 0.27%, 3/1/2022 (b) (c)	10,000	10,002

DZ Bank AG (Germany) 0.15%, 3/25/2022 (e)	100,000	99,992

Erste Finance (Delaware) LLC (Austria) 0.07%, 3/1/2022 (c) (e)	905,000	904,998

First Abu Dhabi Bank PJSC (United Arab Emirates)

0.18%, 4/12/2022 (c) (e)	125,000	124,968

0.23%, 5/5/2022 (c) (e)	488,000	487,701

0.35%, 6/6/2022 (c) (e)	500,000	499,269

Goldman Sachs International Bank (United Kingdom)

0.25%, 4/1/2022 (c) (e)	180,000	179,971

0.18%, 4/8/2022 (e)	300,000	299,929

Kookmin Bank (South Korea)

0.18%, 4/14/2022 (c) (e)	100,000	99,971

0.21%, 5/19/2022 (c) (e)	25,000	24,973

LMA-Americas LLC

0.16%, 3/21/2022 (c) (e)	50,300	50,295

0.18%, 4/12/2022 (c) (e)	50,500	50,482

0.20%, 4/20/2022 (c) (e)	68,900	68,864

0.18%, 5/3/2022 (c) (e)	75,000	74,939

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

Macquarie Bank Ltd. (Australia)

(SOFR + 0.12%), 0.17%, 3/1/2022 (b) (c)	100,000	99,998

(SOFR + 0.18%), 0.23%, 3/1/2022 (b) (c)	100,000	100,004

(SOFR + 0.23%), 0.28%, 3/1/2022 (b) (c)	170,000	170,000

0.17%, 4/6/2022 (c) (e)	115,000	114,978

0.25%, 5/2/2022 (c) (e)	85,000	84,936

0.30%, 5/23/2022 (c) (e)	245,000	244,665

Manhattan Asset Funding Co. LLC 0.25%, 5/3/2022 (e)	55,000	54,960

Matchpoint Finance plc (Ireland) Series A, 0.16%, 3/22/2022 (c) (e)	100,000	99,992

Mitsubishi UFJ Trust & Banking Corp. (Japan) 0.29%, 4/19/2022 (c) (e)	25,000	24,991

National Australia Bank Ltd. (Australia)

(US Federal Funds Effective Rate (continuous series) + 0.07%), 0.15%, 3/1/2022 (b) (c)	100,000	100,000

(US Federal Funds Effective Rate (continuous series) + 0.14%), 0.22%, 3/1/2022 (b) (c)	60,000	60,002

(SOFR + 0.12%), 0.17%, 3/1/2022 (b) (c)	147,000	147,000

(SOFR + 0.19%), 0.24%, 3/1/2022 (b) (c)	260,000	260,000

(ICE LIBOR USD 1 Month + 0.09%), 0.21%, 3/8/2022 (b) (c)	150,000	150,041

(ICE LIBOR USD 3 Month + 0.04%), 0.26%, 3/25/2022 (b) (c)	300,000	300,032

0.23%, 4/6/2022 (c) (e)	100,000	99,978

National Bank of Canada (Canada)

(SOFR + 0.15%), 0.20%, 3/1/2022 (b) (c)	35,000	34,996

0.25%, 3/24/2022 (c) (e)	220,000	219,983

Nationwide Building Society (United Kingdom)

0.13%, 3/1/2022 (c) (e)	250,000	249,999

0.13%, 3/14/2022 (e)	220,000	219,991

0.16%, 3/18/2022 (c) (e)	150,000	149,992

Nieuw Amsterdam Receivables Corp.

0.15%, 3/16/2022 (c) (e)	45,000	44,997

0.13%, 3/17/2022 (c) (e)	50,000	49,997

NRW Bank (Germany) 0.08%, 3/7/2022 (c) (e)	110,000	109,998

Old Line Funding LLC

(BSBY1M + 0.09%), 0.18%, 3/1/2022 (b) (c)	130,000	130,000

Pricoa Short Term Funding LLC 0.25%, 4/7/2022 (c) (e)	50,000	49,988

Royal Bank of Canada (Canada)

(US Federal Funds Effective Rate (continuous series) + 0.11%), 0.19%, 3/1/2022 (b) (c)	100,000	99,986

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

(SOFR + 0.18%), 0.23%, 3/1/2022 (b) (c)	135,000	134,998

(ICE LIBOR USD 3 Month + 0.04%), 0.22%, 3/2/2022 (b) (c)	75,000	75,000

(ICE LIBOR USD 3 Month + 0.03%), 0.22%, 3/7/2022 (b) (c)	35,000	35,022

0.23%, 5/5/2022 (c) (e)	200,000	199,879

0.21%, 6/22/2022 (c) (e)	158,000	157,700

0.20%, 7/8/2022 (c) (e)	100,000	99,768

Sheffield Receivables Co. LLC (United Kingdom)

(SOFR + 0.16%), 0.21%, 3/1/2022 (b) (c)	109,000	109,000

(SOFR + 0.20%), 0.25%, 3/1/2022 (b) (c)	90,000	90,000

(SOFR + 0.21%), 0.26%, 3/1/2022 (b) (c)	50,000	50,000

Shinhan Bank (South Korea) Series A, 0.18%, 5/4/2022 (c) (e)	50,000	49,970

Skandinaviska Enskilda Banken AB (Sweden)

0.21%, 5/4/2022 (c) (e)	225,000	224,858

0.24%, 6/21/2022 (c) (e)	200,000	199,640

0.20%, 6/27/2022 (c) (e)	100,000	99,800

Societe Generale SA (France)

0.07%, 3/1/2022 (c) (e)	300,000	300,000

0.30%, 6/1/2022 (c) (e)	151,000	150,808

Sumitomo Mitsui Banking Corp. (Japan) 0.25%, 5/10/2022 (c) (e)	100,000	99,927

Sumitomo Mitsui Trust Bank Ltd. (Japan)

0.25%, 3/21/2022 (c) (e)	25,000	24,998

0.25%, 4/4/2022 (c) (e)	30,000	29,994

Svenska Handelsbanken AB (Sweden)

(SOFR + 0.20%), 0.25%, 3/1/2022 (b) (c)	50,000	50,000

0.20%, 6/24/2022 (c) (e)	100,000	99,823

0.24%, 7/1/2022 (c) (e)	150,000	149,713

Swedbank AB (Sweden) 0.10%, 3/2/2022 (e)	400,000	399,998

Toronto-Dominion Bank (The) (Canada)

(US Federal Funds Effective Rate (continuous series) + 0.11%), 0.19%, 3/1/2022 (b) (c)	100,000	99,981

0.23%, 4/12/2022 (c) (e)	133,000	132,968

0.23%, 5/19/2022 (c) (e)	100,000	99,891

0.20%, 7/8/2022 (c) (e)	100,000	99,767

UBS AG (Switzerland)

(SOFR + 0.22%), 0.27%, 3/1/2022 (b) (c)	50,000	50,000

(SOFR + 0.23%), 0.28%, 3/1/2022 (b) (c)	88,000	88,000

0.22%, 3/23/2022 (c) (e)	250,000	249,979

0.24%, 3/29/2022 (c) (e)	300,000	299,960

0.20%, 7/6/2022 (c) (e)	90,000	89,791

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	21

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

0.27%, 7/20/2022 (c) (e)	150,000	149,598

United Overseas Bank Ltd. (Singapore)

(SOFR + 0.18%), 0.23%, 3/1/2022 (b) (c)	70,000	70,000

(SOFR + 0.18%), 0.23%, 3/1/2022 (b) (c)	25,000	25,000

(SOFR + 0.19%), 0.24%, 3/1/2022 (b) (c)	100,000	100,000

0.19%, 4/27/2022 (c) (e)	100,000	99,955

Westpac Banking Corp. (Australia)

0.23%, 4/1/2022 (c) (e)	75,000	74,989

0.20%, 6/17/2022 (c) (e)	200,000	199,663

0.20%, 7/1/2022 (c) (e)	27,400	27,347

0.20%, 7/15/2022 (c) (e)	124,250	123,961

0.20%, 9/8/2022 (c) (e)	57,000	56,733

Total Commercial Paper (Cost $17,756,307)		17,752,259

Total Short-Term Investments (Cost $59,563,750)		59,553,995

Total Investments — 99.4% (Cost $69,209,270) *		69,199,515
Other Assets Less Liabilities — 0.6%		402,041

NET ASSETS — 100.0%		69,601,556

Percentages indicated are based on net assets.

Abbreviations

BSBY	Bloomberg Short Term Bank Yield Index
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
OBFR	Overnight Bank Funding Right
PJSC	Public Joint Stock Company
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
USD	United States Dollar
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2022.

(c)	Securities exempt from registration under Rule 144A or section 4 (a) (2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.
(e)	The rate shown is the effective yield as of February 28, 2022.
*	The cost of securities is substantially the same for federal income tax purposes.
^	Certain securities are perpetual and thus, do not have predetermined maturity dates. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The coupon rates shown are the rates in effect as of February 28, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 68.4%

Alaska — 3.6%

Alaska Housing Finance Corp., Home Mortgage Series 2007A, Rev., VRDO, LIQ: State Street Bank & Trust, 0.20%, 3/7/2022 (b)	31,000	31,000

City of Valdez, Exxon Pipeline Co. Project

Series 1993-A, Rev., VRDO, 0.08%, 3/1/2022 (b)	5,635	5,635

Series 1993-B, Rev., VRDO, 0.08%, 3/1/2022 (b)	2,235	2,235

Series 1993-C, Rev., VRDO, 0.08%, 3/1/2022 (b)	7,450	7,450

		46,320

Arizona — 0.7%

Salt River Pima-Maricopa Indian Community Rev., VRDO, LOC: Bank of America NA, 0.25%, 3/7/2022 (b)	1,030	1,030

Tender Option Bond Trust Receipts/Certificates

Series 2021-XG0312, Rev., VRDO, LIQ: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	2,560	2,560

Series 2021-XF2944, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	3,000	3,000

Series 2019-XG0231, Rev., VRDO, LIQ: Bank of America NA, 0.28%, 3/7/2022 (b) (c)	2,760	2,760

		9,350

California — 3.0%

City of Los Angeles Rev., TRAN, 4.00%, 6/23/2022	1,465	1,480

County of Los Angeles Rev., TRAN, 4.00%, 6/30/2022	1,935	1,957

RBC Municipal Products, Inc. Trust, Floater Certificates Series 2018-G-26, Rev., VRDO, LOC: Royal Bank of Canada, 0.35%, 6/1/2022 (b) (c)	5,000	5,000

San Diego Unified School District Series A, Rev., TRAN, 4.00%, 6/30/2022	185	187

Tender Option Bond Trust Receipts/Certificates

Series 2017-XG0121, Rev., VRDO, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	6,515	6,515

Series 2018-ZF2771, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	1,670	1,670

Series 2020-XM0837, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	2,500	2,500

Series 2020-YX1149, Rev., VRDO, LIQ: Barclays Bank plc, 0.23%, 3/7/2022 (b) (c)	1,000	1,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

Series 2021-XF1244, GO, VRDO, LIQ: TD Bank NA, 0.23%, 3/7/2022 (b) (c)	400	400

Series 2021-XL0167, GO, VRDO, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	1,065	1,065

Series 2022-XX1175, Rev., VRDO, LIQ: Barclays Bank plc, 0.23%, 3/7/2022 (b) (c)	11,250	11,250

Series 2021-XG0340, Rev., VRDO, LOC: Bank of America NA, 0.25%, 3/7/2022 (b) (c)	5,415	5,415

		38,439

Colorado — 1.0%

City of Colorado Springs, Utilities System Improvement Series 2009C, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 0.20%, 3/7/2022 (b)	9,265	9,265

Colorado State Education Loan Program Series 2021A, Rev., TRAN, 4.00%, 6/29/2022	520	526

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0195, COP, VRDO, LIQ: Bank of America NA, 0.29%, 3/7/2022 (b) (c)	3,615	3,615

		13,406

Connecticut — 2.9%

RBC Municipal Products, Inc. Trust, Floater Certificates Series 2019-G-110, Rev., VRDO, LOC: Royal Bank of Canada, 0.38%, 4/1/2022 (b) (c)	10,000	10,000

Tender Option Bond Trust Receipts/Certificates

Series 2018-XG0204, Rev., VRDO, LIQ: Barclays Bank plc, 0.23%, 3/7/2022 (b) (c)	2,630	2,630

Series 2022-ZF1275, Rev., VRDO, LIQ: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	7,500	7,500

Town of East Lyme GO, BAN, 0.75%, 8/11/2022	3,922	3,922

Town of North Branford GO, BAN, 2.00%, 8/4/2022	12,455	12,520

		36,572

Florida — 6.2%

City of Lakeland, Education Facilities, Florida Southern College Project Series 2012B, Rev., VRDO, LOC: TD Bank NA, 0.20%, 3/7/2022 (b)	1,205	1,205

County of St. Lucie, Power and Light Co. Project Rev., VRDO, 0.11%, 3/1/2022 (b)	33,600	33,600

Highlands County Health Facilities Authority, Adventist Health System Series 2012I-2, Rev., VRDO, 0.19%, 3/7/2022 (b)	7,150	7,150

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	23

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Florida — continued

RBC Municipal Products, Inc. Trust, Floater Certificates

Series 2018-G-41, Rev., VRDO, LOC: Royal Bank of Canada, 0.40%, 3/1/2022 (b)	5,665	5,665

Series 2019-G113, Rev., VRDO, LOC: Royal Bank of Canada, 0.40%, 7/1/2022 (b)	17,500	17,500

Tender Option Bond Trust Receipts/Certificates

Series 2021-XG0323, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	3,255	3,255

Series 2020-XF2882, Rev., VRDO, AGM-CR, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	2,800	2,800

Series 2020-XX1136, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	4,745	4,745

Series 2020-YX1128, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	3,870	3,870

		79,790

Georgia — 1.4%

Development Authority of Monroe County (The), Gulf Power Co. Plant Scherer Project Rev., VRDO, 0.11%, 3/1/2022 (b)	9,800	9,800

Tender Option Bond Trust Receipts/Certificates

Series 2021-XM0961, Rev., VRDO, GTD, LIQ: Wells Fargo Bank NA, 0.23%, 3/7/2022 (b) (c)	3,515	3,515

Series 2021-ZF1260, Rev., VRDO, LIQ: Bank of America NA, 0.24%, 3/7/2022 (b) (c)	1,820	1,820

Series 2020-ZF0873, Rev., VRDO, LIQ: TD Bank NA, 0.25%, 3/7/2022 (b) (c)	3,000	3,000

		18,135

Idaho — 0.1%

State of Idaho GO, TAN, 3.00%, 6/30/2022	990	998

Illinois — 1.7%

Illinois Finance Authority, North Shore Country Day School Project Rev., VRDO, LOC: BMO Harris Bank NA, 0.24%, 3/7/2022 (b)	9,500	9,500

Illinois Finance Authority, The University of Chicago Medical Center

Series 2009E-1, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.20%, 3/7/2022 (b)	1,100	1,100

Series 2011B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.25%, 3/7/2022 (b)	2,330	2,330

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2535, Rev., VRDO, LIQ: Barclays Bank plc, 0.23%, 3/7/2022 (b) (c)	3,840	3,840

Series 2020-XG0299, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	2,500	2,500

Series 2021-XM0938, GO, VRDO, LIQ: Bank of America NA, 0.25%, 3/7/2022 (b) (c)	2,550	2,550

		21,820

Indiana — 0.8%

Indiana Finance Authority, Parkview Health System, Inc. Series 2009B, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.09%, 3/1/2022 (b)	9,835	9,835

Iowa — 3.3%

Iowa Finance Authority Economic Development Series 2009A, Rev., VRDO, 0.23%, 3/7/2022 (b)	4,000	4,000

Iowa Finance Authority, CJ Bio America, Inc., Project Rev., VRDO, LOC: Korea Development Bank, 0.24%, 3/7/2022 (b) (c)	20,000	20,000

Iowa Finance Authority, Single Family Mortgage-Backed Securities Program

Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 0.19%, 3/7/2022 (b)	500	500

Series 2020B, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 0.20%, 3/7/2022 (b)	3,000	3,000

Iowa Finance Authority, Unity Point Health Series 2013B-1, Rev., VRDO, LOC: TD Bank NA, 0.09%, 3/1/2022 (b)	14,710	14,710

		42,210

Kentucky — 1.3%

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-116, Rev., VRDO, LOC: Royal Bank of Canada, 0.40%, 5/2/2022 (b) (c)	12,000	12,000

Tender Option Bond Trust Receipts/Certificates

Series 2020-XG0320, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	2,250	2,250

Series 2020-XM0881, Rev., VRDO, AGM, LIQ: Royal Bank of Canada, 0.24%, 3/7/2022 (b) (c)	2,800	2,800

		17,050

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Louisiana — 0.1%

Tender Option Bond Trust Receipts/Certificates Series 2021-XG0338, Rev., VRDO, LOC: Bank of America NA, 0.27%, 3/7/2022 (b) (c)	1,525	1,525

Maine — 0.9%

City of South Portland, Middle School Project GO, BAN, 0.75%, 4/15/2022	10,000	10,001

Tender Option Bond Trust Receipts/Certificates Series 2021-XL0179, Rev., VRDO, LIQ: Barclays Bank plc, 0.23%, 3/7/2022 (b) (c)	1,670	1,670

		11,671

Maryland — 2.9%

City of Baltimore Series 2015-ZF2095, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	6,665	6,665

RBC Municipal Products, Inc. Trust, Floater Certificates

Series 2018-G-28, Rev., VRDO, LOC: Royal Bank of Canada, 0.40%, 7/1/2022 (b) (c)	10,115	10,115

Series 2018-G-42, Rev., VRDO, LOC: Royal Bank of Canada, 0.40%, 7/1/2022 (b)	5,000	5,000

Tender Option Bond Trust Receipts/Certificates

Series 2021-XG0332, Rev., VRDO, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	6,940	6,940

Series 2021-XG0335, Rev., VRDO, LOC: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	4,355	4,355

Series 2018-ZM0621, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.25%, 3/7/2022 (b) (c)	4,000	4,000

		37,075

Massachusetts — 0.7%

City of Chicopee, Municipal Purpose Loan GO, 5.00%, 6/1/2022	275	278

City of Westfield GO, BAN, 1.50%, 6/10/2022	4,840	4,851

Tender Option Bond Trust Receipts/Certificates Series 2020-ZF0968, Rev., VRDO, FHA, LIQ: TD Bank NA, 0.24%, 3/7/2022 (b) (c)	3,335	3,335

Town of Grafton Series 2021A, GO, 5.00%, 4/1/2022	155	155

		8,619

Michigan — 0.7%

L’Anse Creuse Public Schools, School Building and Site GO, VRDO, Q-SBLF, LOC: TD Bank NA, 0.20%, 3/7/2022 (b)	8,815	8,815

Mississippi — 3.3%

County of Jackson, Chevron USA, Inc., Project Rev., VRDO, 0.08%, 3/1/2022 (b)	1,145	1,145

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mississippi — continued

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project

Series 2007B, Rev., VRDO, 0.08%, 3/1/2022 (b)	2,405	2,405

Series 2009A, Rev., VRDO, 0.08%, 3/1/2022 (b)	410	410

Series 2009C, Rev., VRDO, 0.08%, 3/1/2022 (b)	865	865

Series 2009F, Rev., VRDO, 0.08%, 3/1/2022 (b)	4,825	4,825

Series 2010 H, Rev., VRDO, 0.08%, 3/1/2022 (b)	7,950	7,950

Series 2010 I, Rev., VRDO, 0.08%, 3/1/2022 (b)	2,810	2,810

Series 2010K, Rev., VRDO, 0.08%, 3/1/2022 (b)	4,480	4,480

Series 2010L, Rev., VRDO, 0.08%, 3/1/2022 (b)	6,330	6,330

Series 2011A, Rev., VRDO, 0.08%, 3/1/2022 (b)	2,475	2,475

Series 2011B, Rev., VRDO, 0.08%, 3/1/2022 (b)	4,975	4,975

Series 2011C, Rev., VRDO, 0.08%, 3/1/2022 (b)	3,200	3,200

		41,870

Missouri — 2.6%

Health and Educational Facilities Authority of the State of Missouri, BJC Health System Series C, Rev., VRDO, LIQ: BJC Health System, 0.19%, 3/7/2022 (b)	15,820	15,820

Industrial Development Authority of the City of St. Louis Missouri (The), Mid-America Transplant Services Project Rev., VRDO, LOC: BMO Harris Bank NA, 0.08%, 3/1/2022 (b)	1,780	1,780

Missouri Development Finance Board, Cultural Facilities, Kauffman Center for The Performing Arts Project Series 2007A, Rev., VRDO, LIQ: PNC Bank NA, 0.09%, 3/1/2022 (b)	10,725	10,725

RBC Municipal Products, Inc. Trust, Floater Certificates Series C-16, Rev., VRDO, LOC: Royal Bank of Canada, 0.25%, 3/7/2022 (b)	4,950	4,950

		33,275

Nevada — 0.1%

Tender Option Bond Trust Receipts/Certificates Series 2020-XM0866, Rev., VRDO, LOC: Royal Bank of Canada, 0.24%, 3/7/2022 (b) (c)	1,000	1,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	25

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New Hampshire — 0.0% (d)

Town of Salem GO, 5.00%, 3/15/2022	135	135

New Jersey — 2.8%

Borough of Dumont GO, BAN, 2.00%, 6/2/2022	3,530	3,541

City of Ventnor City GO, BAN, 1.00%, 7/14/2022	19,500	19,508

Hudson County Improvement Authority, County Guaranteed Pooled Notes Series 2021B-1, Rev., GTD, 1.50%, 4/28/2022	3,080	3,084

Tender Option Bond Trust Receipts/Certificates Series 2021-XF1245, Rev., VRDO, LIQ: Bank of America NA, 0.24%, 3/7/2022 (b) (c)	1,330	1,330

Township of South Orange Village, Water Utility GO, BAN, 1.50%, 7/7/2022	9,000	9,020

		36,483

New York — 11.5%

City of New York, Fiscal Year 2014

Series D, Subseries D-4, GO, VRDO, LOC: TD Bank NA, 0.09%, 3/1/2022 (b)	2,900	2,900

Series 2014J, GO, 5.00%, 8/1/2022	570	580

City of New York, Fiscal Year 2019 Series D, Subseries D-4, GO, VRDO, LIQ: Barclays Bank plc, 0.10%, 3/1/2022 (b)	360	360

Metropolitan Transportation Authority, Dedicated Tax Fund Series 2008A-1, Rev., VRDO, LOC: TD Bank NA, 0.09%, 3/1/2022 (b)	6,675	6,675

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2011 Subseries 2011A-4, Rev., VRDO, LIQ: Barclays Bank plc, 0.10%, 3/1/2022 (b)	10,000	10,000

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Subseries C-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.21%, 3/7/2022 (b)	22,000	22,000

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014 Subseries D-3, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.11%, 3/1/2022 (b)	1,785	1,785

New York City Water and Sewer System, Fiscal Year 2003 Subseries F-1-A, Rev., VRDO, LIQ: Barclays Bank plc, 0.19%, 3/7/2022 (b)	9,405	9,405

New York City Water and Sewer System, Fiscal Year 2012 Subseries 2012A-2, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.07%, 3/1/2022 (b)	12,630	12,630

New York City Water and Sewer System, Second General Resolution

Series 2009-BB-2, Rev., VRDO, LIQ: UBS AG, 0.09%, 3/1/2022 (b)	4,160	4,160

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Subseries CC-2, Rev., VRDO, LIQ: State Street Bank & Trust, 0.09%, 3/1/2022 (b)	400	400

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2008 Series 2008-BB-5, Rev., VRDO, LIQ: Bank of America NA, 0.07%, 3/1/2022 (b)	4,800	4,800

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2009 Series 2009BB-1, Rev., VRDO, LIQ: UBS AG, 0.09%, 3/1/2022 (b)	10,750	10,750

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2014

Series AA, Subseries AA1, Rev., VRDO, LIQ: TD Bank NA, 0.09%, 3/1/2022 (b)	8,000	8,000

Series AA, Subseries AA-1, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.09%, 3/1/2022 (b)	10,375	10,375

Phoenix Central School District GO, BAN, 1.00%, 6/30/2022	6,000	6,006

RBC Municipal Products, Inc. Trust, Floater Certificates Series E-118, GO, VRDO, LOC: Royal Bank of Canada, 0.11%, 3/1/2022 (b)	13,425	13,425

Tender Option Bond Trust Receipts/Certificates

Series 2017-ZM0544, Rev., VRDO, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	2,220	2,220

Series 2018-XF0635, Rev., VRDO, LIQ: TD Bank NA, 0.23%, 3/7/2022 (b) (c)	6,185	6,185

Series 2018-XF2656, Rev., VRDO, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b)	800	800

Series 2020-XF0947, Rev., VRDO, LIQ: TD Bank NA, 0.23%, 3/7/2022 (b) (c)	500	500

Series 2021-XF1251, Rev., VRDO, LIQ: TD Bank NA, 0.23%, 3/7/2022 (b) (c)	2,000	2,000

Series 2022-XF1286, Rev., VRDO, LIQ: TD Bank NA, 0.23%, 3/7/2022 (b) (c)	2,500	2,500

Series 2017-XF2419, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	1,215	1,215

Series 2020-XF2917, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	2,475	2,475

Series 2021-XF2935, Rev., VRDO, AGM, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	1,250	1,250

Series 2021-XG0311, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	1,430	1,430

Triborough Bridge and Tunnel Authority Subseries 2005 B-3, Rev., VRDO, LOC: State Street Bank & Trust, 0.08%, 3/1/2022 (b)	2,055	2,055

		146,881

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

North Carolina — 0.3%

Tender Option Bond Trust Receipts/Certificates Series 2019-ZF2813, Rev., VRDO, LIQ: Barclays Bank plc, 0.25%, 3/7/2022 (b) (c)	3,415	3,415

North Dakota — 0.3%

Tender Option Bond Trust Receipts/Certificates Series 2021-XG0336, COP, VRDO, AGM, LOC: TD Bank NA, 0.24%, 3/7/2022 (b) (c)	3,200	3,200

Ohio — 0.2%

RBC Municipal Products, Inc. Trust, Floater Certificates Series 2019-E-132, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	2,065	2,065

Oklahoma — 0.1%

Tender Option Bond Trust Receipts/Certificates Series 2020-XF2884, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	1,370	1,370

Pennsylvania — 2.2%

Philadelphia Gas Works Co. Series D, Rev., VRDO, LOC: TD Bank NA, 0.20%, 3/7/2022 (b)	11,565	11,565

RBC Municipal Products, Inc. Trust, Floater Certificates Series E-101, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	10,000	10,000

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2654, Rev., VRDO, LIQ: Bank of America NA, 0.24%, 3/7/2022 (b)	4,420	4,420

Series 2020-XM0876, Rev., VRDO, LIQ: Royal Bank of Canada, 0.24%, 3/7/2022 (b) (c)	1,875	1,875

		27,860

Rhode Island — 1.9%

City of Cranston

Series 2021A, GO, 5.00%, 8/15/2022	260	265

Series 2021-1, GO, BAN, 1.00%, 8/23/2022	5,000	5,002

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2559, Rev., VRDO, LIQ: Citibank NA, 0.23%, 3/7/2022 (b)	9,000	9,000

Series 2018-ZM0631, Rev., VRDO, LIQ: Royal Bank of Canada, 0.25%, 3/7/2022 (b)	6,035	6,035

Series 2018-ZM0632, Rev., VRDO, LIQ: Royal Bank of Canada, 0.25%, 3/7/2022 (b)	4,050	4,050

		24,352

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

South Carolina — 1.1%

County Square Redevelopment Corp., Greenville County, South Carolina Project Rev., BAN, 2.00%, 3/3/2022	2,065	2,065

RBC Municipal Products, Inc. Trust, Floater Certificates Series 2019-G-109, Rev., VRDO, LOC: Royal Bank of Canada, 0.40%, 4/1/2022 (b) (c)	5,000	5,000

South Carolina Public Service Authority Series 2019A, Rev., VRDO, LOC: Bank of America NA, 0.23%, 3/7/2022 (b)	7,645	7,645

		14,710

Tennessee — 0.5%

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2576, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	2,000	2,000

Series 2018-XL0062, Rev., VRDO, LOC: Citibank NA, 0.25%, 3/7/2022 (b)	4,420	4,420

		6,420

Texas — 7.7%

Collin County Housing Finance Corp., Multi-Family Housing, Huntington Apartments Project Rev., VRDO, LOC: Northern Trust Co., 0.27%, 3/7/2022 (b)	12,305	12,305

Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project

Series 2001A-2, Rev., VRDO, 0.08%, 3/1/2022 (b)	5,350	5,350

Series 2002A, Rev., VRDO, 0.08%, 3/1/2022 (b)	11,470	11,470

Subseries A-3, Rev., VRDO, 0.08%, 3/1/2022 (b)	1,010	1,010

RBC Municipal Products, Inc. Trust, Floater Certificates

Series E-149, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	5,500	5,500

Series 2019-G112, Rev., VRDO, LOC: Royal Bank of Canada, 0.40%, 7/1/2022 (b) (c)	9,000	9,000

State of Texas, Veterans

Series 2011A, GO, VRDO, LIQ: State Street Bank & Trust, 0.20%, 3/7/2022 (b)	3,870	3,870

Series 2012B, GO, VRDO, LIQ: State Street Bank & Trust, 0.20%, 3/7/2022 (b)	5,330	5,330

Series 2013B, GO, VRDO, LIQ: State Street Bank & Trust, 0.20%, 3/7/2022 (b)	7,900	7,900

Series 2015 A, GO, VRDO, LIQ: State Street Bank & Trust, 0.20%, 3/7/2022 (b)	3,725	3,725

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	27

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

State of Texas, Veterans Housing Assistance Program

Series 2008 B, GO, VRDO, LIQ: State Street Bank & Trust, 0.20%, 3/7/2022 (b)	19,005	19,005

Series 2010C, GO, VRDO, LIQ: State Street Bank & Trust, 0.20%, 3/7/2022 (b)	2,810	2,810

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF2721, GO, VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	3,335	3,335

Series 2022-XM0971, Rev., VRDO, LIQ: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	3,400	3,400

Series 2018-XF0645, Rev., VRDO, LIQ: TD Bank NA, 0.25%, 3/7/2022 (b) (c)	4,000	4,000

		98,010

Utah — 0.8%

City of Murray, IHC Health Services, Inc. Series 2005D, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.07%, 3/1/2022 (b)	1,885	1,885

County of Utah, IHC Health Services, Inc. Series 2018C, Rev., VRDO, LIQ: TD Bank NA, 0.07%, 3/1/2022 (b)	5,025	5,025

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0171, Rev., VRDO, LIQ: Royal Bank of Canada, 0.24%, 3/7/2022 (b) (c)	3,000	3,000

		9,910

Virginia — 1.2%

Tender Option Bond Trust Receipts/Certificates

Series 2020-XF0955, Rev., VRDO, LIQ: TD Bank NA, 0.23%, 3/7/2022 (b) (c)	5,335	5,335

Series 2020-ZF0997, Rev., VRDO, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	3,055	3,055

Series 2020-ZF0998, Rev., VRDO, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	1,660	1,660

Series 2020-ZF0999, Rev., VRDO, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	2,270	2,270

Series 2021-XM0932, Rev., VRDO, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	2,825	2,825

		15,145

Wisconsin — 0.5%

Tender Option Bond Trust Receipts/Certificates Series 2020-XL0148, Rev., VRDO, AGM, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	6,745	6,745

Total Municipal Bonds (Cost $874,655)		874,476

INVESTMENTS (a)	SHARES (000)	VALUE ($000)
Variable Rate Demand Preferred Shares — 7.5%

New York — 1.7%

Nuveen New York AMT-Free Municipal Income Fund

Series 2, LIQ: Royal Bank of Canada, 0.25%, 3/7/2022 # (c)	6,600	6,600

Series 3, LIQ: Sumitomo Mitsui Banking Corp., 0.25%, 3/7/2022 # (c)	15,000	15,000

		21,600

Other — 5.8%

Nuveen AMT-Free Municipal Credit Income Fund Series 5, LIQ: Societe Generale, 0.25%, 3/7/2022 # (c)	17,400	17,400

Nuveen AMT-Free Municipal Income Fund

Series 3, LIQ: TD Bank NA, 0.25%, 3/7/2022 # (c)	5,000	5,000

Series 4-4895, LIQ: Barclays Bank plc, 0.25%, 3/7/2022 # (c)	30,000	30,000

Nuveen AMT-Free Quality Municipal Income Fund Series 5-1000, LOC: Sumitomo Mitsui Banking Corp., 0.25%, 3/7/2022 # (c)	5,000	5,000

Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund Series 6, LIQ: Sumitomo Mitsui Banking Corp., 0.25%, 3/7/2022 # (c)	16,700	16,700

		74,100

Total Variable Rate Demand Preferred Shares (Cost $95,700)		95,700

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 22.7%

Commercial Paper — 22.7%

Alachua County Health Facilities Authority Series 08-A, 0.12%, 3/3/2022	6,240	6,240

Board of Regents of the University of Texas System

Series A, 0.21%, 3/14/2022	10,000	10,000

Series A, 0.11%, 3/16/2022	10,000	9,999

Series A, 0.16%, 3/21/2022	3,000	3,000

Series A, 0.15%, 3/29/2022	5,000	4,999

California Statewide Communities Development Authority

Series 9B-4, 0.12%, 3/8/2022	5,000	5,000

Series 9B-1, 0.12%, 3/9/2022	10,000	10,000

Series 9B-3, 0.14%, 3/10/2022	5,000	5,000

Series D, 0.23%, 3/22/2022	5,000	5,000

Series 08-B, 0.16%, 4/1/2022	1,000	1,000

Series 9B-4, 0.14%, 5/3/2022	2,500	2,498

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

Series 08-C, 0.14%, 5/4/2022	10,000	9,993

Series 08-B, 0.16%, 6/8/2022	5,000	4,994

0.17%, 6/14/2022	3,000	2,996

City of Dallas, Waterworks & Sewer System

Series G, 0.17%, 4/12/2022	15,600	15,595

Series G, 0.33%, 4/12/2022	1,300	1,300

City of Garland, Water & Sewer System Series 2015, 0.50%, 4/14/2022	5,000	5,000

City of Houston, Tax Exempt

Series G-2, 0.18%, 3/10/2022	5,000	5,000

Series H-2, 0.18%, 3/10/2022	5,000	5,000

City of Los Angeles, Wastewater System Tax Exempt Series A-2, 0.17%, 3/1/2022	10,000	10,000

City of Rochester, Tax Exempt Series 2011, 0.30%, 4/6/2022	8,000	7,999

City of Jacksonville, Tax Exempt

Series 92, 0.48%, 5/17/2022	10,000	9,999

Series 94, 0.48%, 5/17/2022	10,000	9,999

East Bay Municipal Utility District, Tax Exempt

Series A-2, 0.12%, 3/2/2022	3,000	3,000

Series A-1, 0.10%, 3/3/2022	10,000	10,000

Series A-2, 0.23%, 4/5/2022	6,200	6,199

Health and Educational Facilities Authority of the State of Missouri, Tax Exempt Series 14-C, 0.12%, 3/10/2022	10,000	10,000

Indiana Finance Authority, Tax Exempt Series D-2, 0.17%, 3/9/2022	9,000	9,000

Los Angeles County Metropolitan Transportation Authority Series A, 0.17%, 3/1/2022	9,800	9,800

Louisville and Jefferson County Metropolitan Sewer District, Tax Exempt

Series A-1, 0.12%, 3/11/2022	7,500	7,500

Series A-1, 0.13%, 3/14/2022	5,000	5,000

Lower Colorado River Authority, Tax Exempt

Series B, 0.12%, 3/3/2022	2,170	2,170

Series B, 0.13%, 3/3/2022	1,918	1,918

Series B, 0.13%, 4/5/2022	1,735	1,734

Maryland Health and Higher Educational Facilities Authority Series B, 0.11%, 3/7/2022	5,790	5,790

Municipal Improvement Corp. of Los Angeles

Series A-1, 0.19%, 3/16/2022	4,500	4,500

Series A-2, 0.20%, 3/16/2022	5,200	5,200

Omaha Public Power District, Tax Exempt

Series A, 0.25%, 3/15/2022	12,500	12,500

Series A, 0.12%, 3/16/2022	7,000	6,999

San Diego County Water Authority, Tax Exempt Series 10, 0.17%, 3/2/2022	8,000	8,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

San Francisco City & County Public Utilities Commission Wastewater, Tax Exempt Series A-1, 0.17%, 3/9/2022	10,000	10,000

Southwestern Illinois Development Authority, Tax Exempt Series 17-B, 0.30%, 4/5/2022	5,000	4,999

Stafford County & Staunton Industrial Development Authority, Tax Exempt Series 8-A1, 0.25%, 3/11/2022	1,465	1,465

State of California, Tax Exempt Series A-1, 0.17%, 3/1/2022	10,000	10,000

Texas Public Finance Authority, Tax Exempt Series 19, 0.26%, 3/16/2022	3,300	3,300

Total Commercial Paper (Cost $289,718)		289,685

Total Short-Term Investments (Cost $289,718)		289,685

Total Investments — 98.6% (Cost $1,260,073)		1,259,861
Other Assets Less Liabilities — 1.4%		18,052

NET ASSETS — 100.0%		1,277,913

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COP	Certificate of Participation
CR	Custodial Receipts
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
LOC	Letter of Credit
Q-SBLF	Qualified School Bond Loan Fund
Rev.	Revenue
TAN	Tax Anticipation Note
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.
(c)	Securities exempt from registration under Rule 144A or section 4 (a) (2), of the Securities Act of 1933, as amended.
(d)	Amount rounds to less than 0.1% of net assets.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 28, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	29

JPMorgan Securities Lending Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Municipal Bonds — 2.7%

Hawaii — 0.8%

State of Hawaii

Series 2021GG, GO, 0.25%, 8/1/2022	8,000	7,988

Series 2021GD, GO, 0.25%, 10/1/2022	4,000	3,987

Series 2021GE, GO, 0.25%, 10/1/2022	1,750	1,744

		13,719

Michigan — 1.9%

Michigan Finance Authority, School Loan Revolving Fund Series 2019C, Rev., VRDO, LOC: Bank of America NA, 0.17%, 3/7/2022 (b)	22,750	22,750

Michigan Finance Authority, School Loan Revolving Fund, Federally Taxable Series 2019D, Rev., VRDO, LOC: PNC Bank NA, 0.17%, 3/7/2022 (b)	14,700	14,700

		37,450

Total Municipal Bonds (Cost $51,200)		51,169

Repurchase Agreements — 0.5%

Societe Generale SA, 0.23%, dated 2/28/2022, due 3/2/2022, repurchase price $10,000, collateralized by Corporate Notes and Bonds, 0.20% - 8.20%, due 6/28/2022 - 3/22/2030, FNMA, 2.34% -4.39%, due 12/26/2030 - 2/25/2047 and Sovereign Government Securities, 2.63% -10.13%, due 7/26/2022 - 9/30/2049, with a value of $10,793. (Cost $10,000)	10,000	10,000

Short-Term Investments — 96.8%

Commercial Paper — 43.4%

Barclays Bank plc (United Kingdom) 0.09%, 3/1/2022 (c) (d)	75,000	75,000

BNP Paribas SA (France) 0.07%, 3/1/2022 (d)	36,265	36,265

China Construction Bank Corp. (China) 0.09%, 3/1/2022 (c) (d)	75,000	75,000

Commonwealth Bank of Australia (Australia) 0.27%, 10/14/2022 (c) (d)	50,000	49,701

Cooperatieve Rabobank UA (Netherlands) 0.07%, 3/1/2022 (d)	75,000	75,000

DBS Bank Ltd. (Singapore) 0.30%, 6/2/2022 (c) (d)	30,000	29,957

DNB Bank ASA (Norway)

0.07%, 3/2/2022 (c) (d)	43,000	43,000

0.23%, 5/4/2022 (c) (d)	16,500	16,490

Landesbank Baden-Wurttemberg (Germany) 0.09%, 3/2/2022 (d)	61,000	61,000

Macquarie Bank Ltd. (Australia) 0.25%, 5/2/2022 (c) (d)	1,500	1,499

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

National Australia Bank Ltd. (Australia) (US Federal Funds Effective Rate (continuous series) + 0.14%), 0.22%, 3/1/2022 (c) (e)	32,000	32,001

Nieuw Amsterdam Receivables Corp. 0.16%, 3/9/2022 (c) (d)	5,000	5,000

NRW Bank (Germany) 0.06%, 3/2/2022 (c) (d)	60,000	60,000

Royal Bank of Canada (Canada) 0.21%, 6/22/2022 (c) (d)	35,000	34,933

Skandinaviska Enskilda Banken AB (Sweden) 0.20%, 4/21/2022 (c) (d)	30,000	29,988

Svenska Handelsbanken AB (Sweden) 0.27%, 10/18/2022 (c) (d)	50,000	49,686

Toronto-Dominion Bank (The) (Canada) (US Federal Funds Effective Rate (continuous series) + 0.10%), 0.18%, 3/1/2022 (c) (e)	77,000	76,994

UBS AG (Switzerland) 0.27%, 7/20/2022 (c) (d)	30,000	29,919

United Overseas Bank Ltd. (Singapore)

0.23%, 5/5/2022 (c) (d)	35,000	34,978

0.23%, 5/10/2022 (c) (d)	18,000	17,987

Total Commercial Paper (Cost $834,976)		834,398

Certificates of Deposit — 35.2%

Bank of Nova Scotia (The) (Canada)

(SOFR + 0.14%), 0.19%, 3/1/2022 (e)	41,000	41,000

(SOFR + 0.14%), 0.19%, 3/1/2022 (e)	35,000	34,999

Canadian Imperial Bank of Commerce (Canada)

(SOFR + 0.14%), 0.19%, 3/1/2022 (e)	50,000	50,001

0.24%, 4/6/2022	42,000	42,003

KBC Bank NV (Belgium) 0.07%, 3/4/2022	35,000	35,000

Kookmin Bank (South Korea) 0.16%, 3/14/2022	63,000	63,002

Mizuho Bank Ltd. (Japan) 0.25%, 5/5/2022	37,000	36,992

MUFG Bank Ltd. (Japan) (SOFR + 0.19%), 0.24%, 3/1/2022 (e)	65,000	64,996

Shinhan Bank (South Korea) 0.25%, 10/6/2022	37,000	36,824

Standard Chartered Bank (United Kingdom) (SOFR + 0.19%), 0.24%, 3/1/2022 (e)	30,000	29,999

Sumitomo Mitsui Banking Corp. (Japan) 0.25%, 5/6/2022	25,000	24,996

Sumitomo Mitsui Trust Bank Ltd. (Japan)

0.07%, 3/1/2022	45,000	45,000

0.25%, 5/11/2022	26,000	25,993

Svenska Handelsbanken AB (Sweden) 0.20%, 6/21/2022	50,000	49,944

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Short-Term Investments — continued

Certificates of Deposit — continued

Westpac Banking Corp. (Australia) (SOFR + 0.14%), 0.19%, 3/1/2022 (e)	75,000	74,980

Woori Bank (South Korea) 0.16%, 3/10/2022 (c)	20,000	20,000

Total Certificates of Deposit (Cost $676,000)		675,729

Time Deposits — 18.2%

Credit Agricole Corporate and Investment Bank 0.07%, 3/1/2022	75,582	75,582

Erste Group Bank AG 0.07%, 3/1/2022	85,000	85,000

First Abu Dhabi Bank USC NV 0.07%, 3/1/2022	85,000	85,000

Mizuho Bank Ltd. 0.07%, 3/1/2022	50,000	50,000

Skandinaviska Enskilda Banken AB 0.07%, 3/1/2022	55,000	55,000

Total Time Deposits (Cost $350,582)		350,582

Total Short-Term Investments (Cost $1,861,558)		1,860,709

Total Investments — 100.0% (Cost $1,922,758)		1,921,878
Other Assets Less Liabilities — 0.0% (f)		116

NET ASSETS — 100.0%		1,921,994

Percentages indicated are based on net assets.

Abbreviations

FNMA	Federal National Mortgage Association
GO	General Obligation
LOC	Letter of Credit
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.
(c)	Securities exempt from registration under Rule 144A or section 4 (a) (2), of the Securities Act of 1933, as amended.
(d)	The rate shown is the effective yield as of February 28, 2022.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2022.
(f)	Amount rounds to less than 0.1% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	31

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 12.2%

Barclays Capital, Inc., 0.26%, dated 2/28/2022, due 4/4/2022, repurchase price $20,005, collateralized by Collateralized Mortgage Obligations, 0.84% - 3.04%, due 8/15/2036 - 10/18/2052, with a value of $21,600.	20,000	20,000

Barclays Capital, Inc., 0.26%, dated 2/28/2022, due 4/4/2022, repurchase price $30,008, collateralized by Collateralized Mortgage Obligations, 0.84% - 1.13%, due 8/15/2036 - 8/17/2057, with a value of $32,400.	30,000	30,000

BMO Capital Markets Corp., 0.19%, dated 2/28/2022, due 3/7/2022, repurchase price $50,002, collateralized by Asset-Backed Securities, 0.00% - 3.66%, due 5/20/2024 - 6/25/2038, Corporate Notes and Bonds, 0.90% - 11.88%, due 11/9/2022 - 8/15/2062^ and FHLMC, 0.25%, due 9/8/2023, with a value of $53,369.	50,000	50,000

BNP Paribas SA, 0.24%, dated 2/28/2022, due 3/1/2022, repurchase price $50,000, collateralized by Asset-Backed Securities, 6.91%, due 1/23/2029, Corporate Notes and Bonds, 0.00% - 10.75%, due 4/11/2024 - 3/1/2026 and Sovereign Government Securities, 7.25% - 8.50%, due 12/23/2023 - 1/31/2047, with a value of $54,007.	50,000	50,000

BNP Paribas SA, 0.20%, dated 2/28/2022, due 3/16/2022, repurchase price $10,001, collateralized by Asset-Backed Securities, 5.34%, due 8/15/2025 and FNMA, 3.70% -6.25%, due 2/26/2024 - 11/25/2041, with a value of $10,794.	10,000	10,000

BofA Securities, Inc., 0.44%, dated 2/28/2022, due 4/4/2022, repurchase price $100,043, collateralized by Collateralized Mortgage Obligations, 0.71% -6.50%, due 11/15/2033 - 11/25/2053, Corporate Notes and Bonds, 0.75% - 3.80%, due 9/2/2023 - 1/10/2024, Municipal Debt Securities, 6.50%, due 7/1/2036 and Sovereign Government Securities, 1.13% -10.38%, due 3/11/2022 - 3/11/2061, with a value of $107,420.	100,000	100,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Credit Suisse Securities USA LLC, 0.47%, dated 2/28/2022, due 4/4/2022, repurchase price $40,018, collateralized by Asset-Backed Securities, 0.00% - 15.00%, due 4/17/2025 - 1/25/2060, Collateralized Mortgage Obligations, 0.00% - 6.75%, due 5/30/2023 - 11/27/2051 and Corporate Notes and Bonds, 0.00%, due 2/8/2023, with a value of $43,255.	40,000	40,000

HSBC Securities USA, Inc., 0.18%, dated 2/28/2022, due 3/1/2022, repurchase price $25,000, collateralized by Corporate Notes and Bonds, 2.30% - 8.10%, due 3/25/2028 - 5/15/2051, Sovereign Government Securities, 1.25%, due 4/7/2026 and U.S. Treasury Securities, 0.00% - 0.75%, due 6/7/2022 -11/15/2029, with a value of $25,875.	25,000	25,000

ING Financial Markets LLC, 0.30%, dated 2/28/2022, due 3/30/2022, repurchase price $25,006, collateralized by Common Stocks, with a value of $27,013.	25,000	25,000

Societe Generale SA, 0.21%, dated 2/28/2022, due 3/1/2022, repurchase price $125,001, collateralized by Asset-Backed Securities, 0.39% - 3.95%, due 5/15/2027 - 5/25/2037, Collateralized Mortgage Obligations, 0.53%, due 4/15/2036, Corporate Notes and Bonds, 1.38% - 13.00%, due 3/17/2022 - 4/1/2061^, Sovereign Government Securities, 0.40% - 8.75%, due 10/21/2023 - 3/11/2061 and U.S. Treasury Securities, 1.75%, due 3/31/2022, with a value of $134,593.	125,000	125,000

Societe Generale SA, 0.23%, dated 2/28/2022, due 3/2/2022, repurchase price $70,001, collateralized by Asset-Backed Securities, 0.43% - 1.84%, due 9/25/2035 - 10/25/2037, Collateralized Mortgage Obligations, 3.25% - 4.50%, due 10/15/2036 - 6/25/2058, Corporate Notes and Bonds, 1.38% - 10.88%, due 3/17/2022 - 9/1/2050^, FNMA, 4.39%, due 2/25/2047 and Sovereign Government Securities, 2.63% - 10.13%, due 7/26/2022 - 1/23/2050, with a value of $75,502.	70,000	70,000

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Societe Generale SA, 0.31%, dated 2/28/2022, due 5/31/2022, repurchase price $75,059, collateralized by Asset-Backed Securities, 0.25% - 7.13%, due 4/22/2025 - 10/25/2037, Collateralized Mortgage Obligations, 2.60% - 5.40%, due 6/15/2035 - 5/25/2060, Corporate Notes and Bonds, 1.57% - 13.00%, due 9/15/2022 - 8/15/2048^, FNMA, 2.24% - 4.39%, due 2/25/2030 - 2/25/2047 and Sovereign Government Securities, 2.63% -10.13%, due 1/5/2023 - 1/23/2050, with a value of $81,030.	75,000	75,000

TD Securities (USA) LLC, 0.14%, dated 2/28/2022, due 3/1/2022, repurchase price $45,000, collateralized by Corporate Notes and Bonds, 2.50% - 3.70%, due 11/15/2029 -10/12/2031, with a value of $47,251.	45,000	45,000

TD Securities (USA) LLC, 0.18%, dated 2/28/2022, due 3/4/2022, repurchase price $100,002, collateralized by Corporate Notes and Bonds, 1.15%, due 7/8/2027 and U.S. Treasury Securities, 2.75%, due 11/15/2023, with a value of $102,900.	100,000	100,000

Total Repurchase Agreements (Cost $765,000)		765,000

Short-Term Investments — 87.6%

Commercial Paper — 31.5%

ABN AMRO Funding USA LLC (Netherlands) 0.20%, 4/5/2022 (b) (c)	46,500	46,491

Atlantic Asset Securitization LLC (SOFR + 0.18%), 0.23%, 3/1/2022 (b) (d)	25,000	25,000

Australia & New Zealand Banking Group Ltd. (Australia) (SOFR + 0.19%), 0.24%, 3/1/2022 (b) (d)	5,000	5,000

Banco Del Estado De Chile (Chile) Series A, 0.24%, 3/21/2022 (b) (c)	30,000	29,996

Bank of Montreal (Canada) (SOFR + 0.26%), 0.31%, 3/1/2022 (d)	25,000	25,000

Bank of Nova Scotia (The) (Canada)

(SOFR + 0.15%), 0.20%, 3/1/2022 (b) (d)	25,000	25,000

0.21%, 6/22/2022 (b) (c)	20,000	19,987

0.21%, 10/6/2022 (b) (c)	35,000	34,955

Barclays Bank plc (United Kingdom) 0.09%, 3/1/2022 (b) (c)	190,000	190,000

Bedford Row Funding Corp.

(US Federal Funds Effective Rate (continuous series) + 0.12%), 0.20%, 3/1/2022 (b) (d)	25,000	25,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

(ICE LIBOR USD 3 Month + 0.05%), 0.54%, 5/20/2022 (b) (d)	25,000	25,000

BNP Paribas SA (France)

0.08%, 3/1/2022 (c)	25,000	25,000

0.18%, 3/22/2022 (c)	16,000	15,998

0.18%, 4/7/2022 (c)	50,000	49,991

0.35%, 5/4/2022 (c)	23,000	22,986

BofA Securities, Inc. (SOFR + 0.22%), 0.27%, 3/1/2022 (d)	15,000	15,000

Cancara Asset Securitisation LLC 0.16%, 3/16/2022 (c)	10,000	9,999

CDP Financial, Inc. (Canada) 0.62%, 8/1/2022 (b) (c)	15,000	14,960

Cooperatieve Rabobank UA (Netherlands) 0.07%, 3/1/2022 (c)	175,000	175,000

First Abu Dhabi Bank PJSC (United Arab Emirates)

0.18%, 4/12/2022 (b) (c)	25,000	24,995

0.23%, 5/5/2022 (b) (c)	30,000	29,987

0.35%, 6/7/2022 (b) (c)	55,000	54,948

Goldman Sachs International Bank (United Kingdom) 0.18%, 4/8/2022 (c)	50,000	49,990

Lloyds Bank plc (United Kingdom) 0.13%, 3/17/2022 (c)	25,000	24,999

Macquarie Bank Ltd. (Australia)

(SOFR + 0.18%), 0.23%, 3/1/2022 (b) (d)	10,000	10,000

(SOFR + 0.23%), 0.28%, 3/1/2022 (b) (d)	50,000	50,000

0.17%, 4/6/2022 (b) (c)	30,000	29,995

0.30%, 5/23/2022 (b) (c)	40,000	39,972

National Australia Bank Ltd. (Australia)

(US Federal Funds Effective Rate (continuous series) + 0.07%), 0.15%, 3/1/2022 (b) (d)	25,000	25,000

(US Federal Funds Effective Rate (continuous series) + 0.14%), 0.22%, 3/1/2022 (b) (d)	25,000	25,000

(SOFR + 0.12%), 0.17%, 3/1/2022 (b) (d)	13,000	13,000

(SOFR + 0.19%), 0.24%, 3/1/2022 (b) (d)	24,000	24,000

(ICE LIBOR USD 1 Month + 0.09%), 0.21%, 3/8/2022 (b) (d)	25,000	25,000

0.23%, 3/31/2022 (b) (c)	30,000	29,994

National Bank of Canada (Canada)

(SOFR + 0.15%), 0.20%, 3/1/2022 (b) (d)	15,000	15,000

0.25%, 3/24/2022 (b) (c)	20,000	19,997

Nationwide Building Society (United Kingdom) 0.13%, 3/14/2022 (c)	25,000	24,999

0.16%, 3/18/2022 (b) (c)	50,000	49,996

NRW Bank (Germany) 0.08%, 3/7/2022 (b) (c)	100,000	99,999

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	33

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Short-Term Investments — continued

Commercial Paper — continued

Royal Bank of Canada (Canada)

(ICE LIBOR USD 3 Month + 0.04%), 0.22%, 3/2/2022 (b) (d)	25,000	25,000

0.23%, 5/5/2022 (b) (c)	50,000	49,979

0.21%, 6/22/2022 (b) (c)	20,000	19,987

0.24%, 10/12/2022 (b) (c)	15,000	14,978

Sheffield Receivables Co. LLC (United Kingdom) (SOFR + 0.21%), 0.26%, 3/1/2022 (b) (d)	20,000	20,000

Skandinaviska Enskilda Banken AB (Sweden)

0.21%, 5/4/2022 (b) (c)	21,000	20,992

0.24%, 6/21/2022 (b) (c)	25,000	24,981

0.20%, 6/27/2022 (b) (c)	100,000	99,935

Sumitomo Mitsui Trust Bank Ltd. (Japan) 0.25%, 4/4/2022 (b) (c)	15,000	14,996

Svenska Handelsbanken AB (Sweden)

(SOFR + 0.20%), 0.25%, 3/1/2022 (b) (d)	10,000	10,000

0.24%, 7/1/2022 (b) (c)	25,000	24,980

Toronto-Dominion Bank (The) (Canada) 0.20%, 7/8/2022 (b) (c)	25,000	24,982

UBS AG (Switzerland)

(SOFR + 0.22%), 0.27%, 3/1/2022 (b) (d)	15,000	15,000

(SOFR + 0.23%), 0.28%, 3/1/2022 (b) (d)	8,000	8,000

0.24%, 3/29/2022 (b) (c)	50,000	49,991

0.20%, 7/6/2022 (b) (c)	25,000	24,982

United Overseas Bank Ltd. (Singapore)

(SOFR + 0.18%), 0.23%, 3/1/2022 (b) (d)	10,000	10,000

(SOFR + 0.18%), 0.23%, 3/1/2022 (b) (d)	6,000	6,000

0.23%, 5/10/2022 (b) (c)	25,000	24,989

Westpac Banking Corp. (Australia)

0.20%, 7/1/2022 (b) (c)	20,000	19,987

0.21%, 9/30/2022 (b) (c)	20,000	19,975

Total Commercial Paper (Cost $1,976,968)		1,976,968

Certificates of Deposit — 30.4%

Bank of Montreal (Canada)

(SOFR + 0.15%), 0.20%, 3/1/2022 (d)	10,000	10,000

(SOFR + 0.25%), 0.30%, 3/1/2022 (d)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.05%), 0.26%, 3/16/2022 (d)	10,000	10,000

0.23%, 5/11/2022	50,000	50,000

0.21%, 6/22/2022	21,000	21,000

0.24%, 10/12/2022	30,000	30,000

Bank of Nova Scotia (The) (Canada)

(SOFR + 0.15%), 0.20%, 3/1/2022 (d)	10,000	10,000

(SOFR + 0.16%), 0.21%, 3/1/2022 (d)	20,000	20,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

Barclays Bank plc (United Kingdom) 0.26%, 4/1/2022	50,000	50,000

BNP Paribas SA (SOFR + 0.00%), 0.20%, 3/1/2022 (d)	10,000	10,000

Canadian Imperial Bank of Commerce (Canada)

(SOFR + 0.15%), 0.20%, 3/1/2022 (d)	25,000	25,000

(SOFR + 0.15%), 0.20%, 3/1/2022 (d)	80,000	80,000

(SOFR + 0.25%), 0.30%, 3/1/2022 (d)	10,000	10,000

China Construction Bank Corp. (China) 0.10%, 3/2/2022	50,000	50,000

Cooperatieve Rabobank UA (Netherlands)

(SOFR + 0.15%), 0.20%, 3/1/2022 (d)	16,000	16,000

(SOFR + 0.16%), 0.21%, 3/1/2022 (d)	25,000	25,000

0.22%, 7/5/2022 (c)	50,000	49,962

0.23%, 10/14/2022	25,000	25,000

Credit Industriel et Commercial (France)

(SOFR + 0.16%), 0.21%, 3/1/2022 (d)	15,000	15,000

(SOFR + 0.21%), 0.26%, 3/1/2022 (d)	25,000	25,000

(SOFR + 0.22%), 0.27%, 3/1/2022 (d)	11,000	11,000

0.22%, 3/7/2022 (c)	50,000	49,998

Credit Suisse AG (Switzerland) (SOFR + 0.18%), 0.23%, 3/1/2022 (d)	32,000	32,000

Erste Group Bank AG (Austria) 0.15%, 3/4/2022	25,000	25,000

Goldman Sachs Bank USA (SOFR + 0.21%), 0.26%, 3/1/2022 (d)	11,000	11,000

Industrial & Commercial Bank of China Ltd. (China)

0.09%, 3/2/2022	25,000	25,000

0.10%, 3/4/2022	50,000	50,000

ING Bank NV (Netherlands) 0.21%, 7/13/2022	25,000	25,000

Kookmin Bank (South Korea) (ICE LIBOR USD 1 Month + 0.21%), 0.39%, 3/29/2022 (d)	25,000	25,000

Korea Development Bank (South Korea) 0.26%, 4/20/2022	10,000	10,000

Landesbank Baden-Wurttemberg (Germany) 0.09%, 3/1/2022	75,000	75,000

Mitsubishi UFJ Trust & Banking Corp. (Japan)

0.18%, 3/1/2022 (c)	60,000	60,000

(SOFR + 0.16%), 0.21%, 3/1/2022 (d)	15,000	15,000

0.18%, 3/7/2022 (c)	25,000	24,999

Mizuho Bank Ltd. (Japan)

0.15%, 3/11/2022	50,000	50,000

0.17%, 4/7/2022	25,000	25,000

0.30%, 6/1/2022	35,000	35,000

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Short-Term Investments — continued

Certificates of Deposit — continued

MUFG Bank Ltd. (Japan)

(SOFR + 0.19%), 0.24%, 3/1/2022 (d)	10,000	10,000

(SOFR + 0.19%), 0.24%, 3/1/2022 (d)	14,000	14,000

0.20%, 3/2/2022	20,000	20,000

0.18%, 4/20/2022	20,000	20,000

0.25%, 5/3/2022	25,000	25,000

0.30%, 6/6/2022	20,000	20,000

National Australia Bank Ltd. (United Kingdom)

0.17%, 4/20/2022 (c)	50,000	49,988

0.25%, 4/28/2022 (c)	20,000	19,992

Natixis SA (France)

(SOFR + 0.13%), 0.18%, 3/1/2022 (d)	25,000	25,000

(SOFR + 0.13%), 0.18%, 3/1/2022 (d)	50,000	50,000

0.20%, 7/13/2022	10,000	10,000

Nordea Bank Abp (Finland) 0.20%, 6/29/2022	25,000	25,000

Norinchukin Bank (The) (Japan)

0.15%, 3/7/2022	50,000	50,000

0.12%, 3/11/2022	25,000	25,000

Oversea-Chinese Banking Corp. Ltd. (Singapore) 0.25%, 3/15/2022	25,000	25,000

Royal Bank of Canada (Canada) (SOFR + 0.17%), 0.22%, 3/1/2022 (d)	10,000	10,000

Standard Chartered Bank (United Kingdom)

(SOFR + 0.19%), 0.24%, 3/1/2022 (d)	16,000	16,000

0.18%, 4/8/2022	80,000	80,000

Sumitomo Mitsui Banking Corp. (Japan)

(SOFR + 0.22%), 0.27%, 3/1/2022 (d)	25,000	25,000

0.17%, 4/14/2022	25,000	25,000

0.20%, 4/26/2022	30,000	30,000

0.25%, 5/9/2022	10,000	10,000

Sumitomo Mitsui Trust Bank Ltd. (Japan)

(SOFR + 0.19%), 0.24%, 3/1/2022 (d)	25,000	25,000

(SOFR + 0.20%), 0.25%, 3/1/2022 (d)	13,000	13,000

0.07%, 3/2/2022	35,000	35,000

0.17%, 4/13/2022	50,000	50,000

Svenska Handelsbanken AB (Sweden) 0.20%, 6/28/2022	25,000	25,000

Toronto-Dominion Bank (The) (Canada)

(US Federal Funds Effective Rate (continuous series) + 0.11%), 0.19%, 3/1/2022 (d)	25,000	25,000

0.26%, 4/21/2022 (c)	25,000	24,991

0.27%, 4/27/2022 (c)	25,000	24,989

Total Certificates of Deposit (Cost $1,903,919)		1,903,919

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Time Deposits — 25.7%

Agricultural Bank of China Ltd.

0.09%, 3/1/2022	25,000	25,000

0.09%, 3/2/2022	35,000	35,000

0.09%, 3/4/2022	100,000	100,000

Australia & New Zealand Banking Group Ltd.

0.08%, 3/2/2022	100,000	100,000

0.08%, 3/3/2022	100,000	100,000

Credit Agricole Corporate and Investment Bank

0.07%, 3/1/2022	71,048	71,048

0.10%, 3/1/2022	25,000	25,000

0.10%, 3/3/2022	20,000	20,000

0.10%, 3/4/2022	125,000	125,000

Erste Group Bank AG 0.07%, 3/1/2022	250,000	250,000

First Abu Dhabi Bank USC NV 0.07%, 3/1/2022	200,000	200,000

Industrial & Commercial Bank of China Ltd. 0.09%, 3/1/2022	100,000	100,000

ING Bank NV 0.08%, 3/3/2022	100,000	100,000

Mizuho Bank Ltd. 0.07%, 3/1/2022	120,000	120,000

Royal Bank of Canada 0.07%, 3/1/2022	140,000	140,000

Skandinaviska Enskilda Banken AB 0.07%, 3/1/2022	100,000	100,000

Total Time Deposits (Cost $1,611,048)		1,611,048

Total Short-term Investments (Cost $5,491,935)		5,491,935

Total Investments — 99.8% (Cost $6,256,935) *		6,256,935
Other Assets Less Liabilities — 0.2%		14,538

NET ASSETS — 100.0%		6,271,473

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	35

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

Abbreviations

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
PJSC	Public Joint Stock Company
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Securities exempt from registration under Rule 144A or section 4 (a) (2), of the Securities Act of 1933, as amended.

(c)	The rate shown is the effective yield as of February 28, 2022.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2022.
*	The cost of securities is substantially the same for federal income tax purposes.
^	Certain securities are perpetual and thus, do not have predetermined maturity dates. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The coupon rates shown are the rates in effect as of February 28, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 73.7%

Agency Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $1,600,002. (b)	1,600,000	1,600,000

Agency Joint Trading Account II, J.P. Morgan Investment Management Inc., as agent, 0.05-0.06%, dated 2/28/2022, due 3/1/2022, repurchase price $469,699. (c)	469,698	469,698

Agency Joint Trading Account III, J.P. Morgan Investment Management Inc., as agent, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $78,679. (d)	78,679	78,679

Bank of America NA, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $750,001, collateralized by GNMA, 3.00%, due 11/20/2042 - 10/20/2046, with a value of $765,000.	750,000	750,000

Bank of Montreal, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $515,001, collateralized by FHLMC, 0.49% - 3.50%, due 6/15/2027 - 3/1/2052, FNMA, 0.44% - 6.00%, due 4/25/2025 - 2/1/2052 and GNMA, 0.26% - 3.50%, due 6/16/2028 - 1/20/2072, with a value of $528,775.	515,000	515,000

Bank of Montreal, 0.06%, dated 2/28/2022, due 3/7/2022, repurchase price $300,004, collateralized by FHLMC, 3.00%, due 2/1/2052, FNMA, 2.00% - 2.50%, due 2/1/2037 - 2/1/2052 and GNMA, 0.30% - 5.50%, due 9/20/2033 - 1/20/2052, with a value of $307,080.	300,000	300,000

Bank of Montreal, 0.06%, dated 2/28/2022, due 3/7/2022, repurchase price $400,005, collateralized by FHLMC, 3.50%, due 8/1/2051, FNMA, 3.50%, due 8/1/2044 and GNMA, 0.30% - 8.00%, due 7/20/2029 - 9/20/2069, with a value of $408,630.	400,000	400,000

Bank of Montreal, 0.07%, dated 2/28/2022, due 3/7/2022, repurchase price $600,008, collateralized by FFCB, 0.71% - 4.80%, due 4/1/2022 - 2/22/2028, FHLB, 0.25% - 3.25%, due 3/11/2022 - 2/18/2037, FHLMC, 0.55% - 7.25%, due 9/2/2025 - 12/1/2051, FNMA, 1.50% - 5.50%, due 7/1/2025 - 3/1/2052 and GNMA, 0.30% - 6.05%, due 6/15/2027 - 1/20/2072, with a value of $613,178.	600,000	600,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Bank of Nova Scotia (The), 0.06%, dated 2/28/2022, due 3/1/2022, repurchase price $250,000, collateralized by FFCB, 1.94%, due 6/30/2031, GNMA, 3.00% - 6.50%, due 5/15/2040 - 4/20/2051 and U.S. Treasury Securities, 1.25% - 3.13%, due 11/15/2028 - 8/15/2031, with a value of $255,000.	250,000	250,000

BMO Capital Markets Corp., 0.07%, dated 2/28/2022, due 3/7/2022, repurchase price $500,007, collateralized by FFCB, 0.13% - 3.07%, due 7/13/2022 - 11/28/2033, FHLB, 0.63%, due 12/22/2023, FHLMC, 0.25% - 4.50%, due 1/25/2023 - 12/25/2051, FNMA, 0.50% - 12.50%, due 10/25/2023 - 4/25/2053, GNMA, 0.36% - 189.00%, due 4/20/2034 - 1/20/2072 and Tennessee Valley Authority, 4.63%, due 9/15/2060, with a value of $515,039.	500,000	500,000

BNP Paribas SA, 0.06%, dated 2/28/2022, due 3/1/2022, repurchase price $2,500,004, collateralized by FFCB, 1.95% - 2.99%, due 7/18/2034 - 8/13/2040, FHLB, 3.93%, due 7/11/2033, FHLMC, 0.00% - 7.00%, due 12/11/2025 - 1/1/2052, FNMA, 0.00% - 6.50%, due 6/1/2023 - 2/1/2052, GNMA, 0.51% - 6.50%, due 9/15/2024 - 1/20/2052 and U.S. Treasury Securities, 0.00% - 7.50%, due 3/10/2022 - 2/15/2051, with a value of $2,551,304.	2,500,000	2,500,000

BNP Paribas SA, 0.05%, dated 2/28/2022, due 3/2/2022, repurchase price $2,000,006, collateralized by FHLB, 4.00%, due 9/1/2028, FHLMC, 0.00% - 7.00%, due 11/15/2025 - 5/1/2050, FNMA, 2.50% - 6.00%, due 6/1/2023 - 2/1/2052, GNMA, 0.54% - 5.00%, due 9/15/2027 - 1/20/2052 and U.S. Treasury Securities, 0.00% - 5.25%, due 5/3/2022 - 5/15/2051, with a value of $2,040,314.	2,000,000	2,000,000

BNP Paribas SA, 0.05%, dated 2/28/2022, due 3/3/2022, repurchase price $5,250,022, collateralized by FFCB, 3.99%, due 6/20/2033, FHLMC, 0.69% - 7.50%, due 11/1/2027 - 3/1/2052, FNMA, 0.88% - 7.00%, due 12/18/2026 - 2/1/2057, GNMA, 0.46% - 5.00%, due 11/20/2034 - 7/20/2051 and U.S. Treasury Securities, 0.00% - 7.63%, due 3/17/2022 - 2/15/2052, with a value of $5,355,109.	5,250,000	5,250,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	37

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

BNP Paribas SA, 0.05%, dated 2/28/2022, due 3/7/2022, repurchase price $2,500,024, collateralized by FFCB, 1.95%, due 8/13/2040, FHLMC, 0.00% - 7.50%, due 8/1/2024 -2/1/2052, FNMA, 2.00% - 6.50%, due 8/1/2034 - 1/1/2052, GNMA, 0.51% - 6.50%, due 11/20/2026 - 9/20/2051 and U.S. Treasury Securities, 0.00% - 5.25%, due 3/22/2022 - 11/15/2050, with a value of $2,550,305.	2,500,000	2,500,000

BNP Paribas SA, 0.06%, dated 2/28/2022, due 3/7/2022, repurchase price $1,000,012, collateralized by FFCB, 1.95% - 3.46%, due 3/9/2038 - 12/22/2045, FHLB, 4.10%, due 10/24/2033, FHLMC, 0.00% - 8.00%, due 3/15/2028 - 9/1/2051, FNMA, 0.00% - 8.00%, due 5/15/2022 - 1/1/2052, GNMA, 0.61% - 5.00%, due 9/15/2024 - 8/20/2051 and U.S. Treasury Securities, 0.00% - 7.63%, due 6/21/2022 - 8/15/2051, with a value of $1,020,362.	1,000,000	1,000,000

BNP Paribas SA, 0.06%, dated 2/28/2022, due 3/7/2022, repurchase price $1,000,012, collateralized by FFCB, 2.99% - 3.46%, due 7/18/2034 - 3/9/2038, FHLB, 0.90% - 3.93%, due 2/26/2027 - 7/11/2033, FHLMC, 0.00% - 4.50%, due 12/11/2025 - 2/1/2052, FNMA, 0.00% - 6.50%, due 9/1/2022 - 9/1/2051, GNMA, 0.46% - 5.00%, due 10/15/2026 - 8/20/2051 and U.S. Treasury Securities, 0.00% - 7.63%, due 6/30/2022 - 2/15/2051, with a value of $1,020,529.	1,000,000	1,000,000

BNP Paribas SA, 0.06%, dated 2/28/2022, due 3/7/2022, repurchase price $1,500,018, collateralized by FFCB, 1.95%, due 8/13/2040, FHLMC, 2.15% - 8.00%, due 11/15/2025 - 2/1/2052, FNMA, 2.00% - 6.50%, due 6/1/2023 - 3/1/2052, GNMA, 0.46% - 5.00%, due 10/20/2041 - 8/20/2051 and U.S. Treasury Securities, 0.00% - 7.50%, due 1/15/2023 - 11/15/2051, with a value of $1,530,500.	1,500,000	1,500,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Canadian Imperial Bank of Commerce, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $125,000, collateralized by FHLMC, 2.05% - 4.00%, due 10/1/2038 - 4/1/2051, FNMA, 1.78% - 5.50%, due 1/1/2029 - 2/1/2052 and GNMA, 1.82% - 4.70%, due 10/20/2049 - 8/20/2069, with a value of $127,500.	125,000	125,000

Credit Agricole Corporate and Investment Bank, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $225,000, collateralized by GNMA, 2.00%, due 1/20/2051, with a value of $229,500.	225,000	225,000

Daiwa Capital Markets America, Inc., 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $3,000,004, collateralized by FHLB, 0.00%, due 3/25/2022, FHLMC, 1.00% - 6.50%, due 7/1/2024 - 2/1/2052, FNMA, 1.50% - 6.50%, due 3/25/2022 - 12/1/2051, GNMA, 1.50% - 5.60%, due 10/15/2032 - 2/20/2052 and U.S. Treasury Securities, 0.00% - 7.25%, due 3/15/2022 - 11/15/2051, with a value of $3,060,009.	3,000,000	3,000,000

Federal Reserve Bank of New York, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $3,000,004, collateralized by U.S. Treasury Securities, 0.25% - 2.38%, due 2/29/2024 - 11/15/2049, with a value of $3,000,004.	3,000,000	3,000,000

Federal Reserve Bank of New York, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $4,850,007, collateralized by U.S. Treasury Securities, 0.13% - 2.38%, due 3/31/2023 - 11/15/2049, with a value of $4,850,007.	4,850,000	4,850,000

Federal Reserve Bank of New York, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $5,500,008, collateralized by U.S. Treasury Securities, 0.13% - 2.38%, due 12/31/2022 - 5/15/2024, with a value of $5,500,008.	5,500,000	5,500,000

Federal Reserve Bank of New York, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $5,800,008, collateralized by U.S. Treasury Securities, 0.13% - 2.38%, due 5/31/2023 - 11/15/2049, with a value of $5,800,008.	5,800,000	5,800,000

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Federal Reserve Bank of New York, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $9,300,013, collateralized by U.S. Treasury Securities, 0.13% - 2.38%, due 4/30/2023 - 11/15/2049, with a value of $9,300,013.	9,300,000	9,300,000

Federal Reserve Bank of New York, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $9,500,013, collateralized by U.S. Treasury Securities, 0.13% - 0.25%, due 2/28/2023 - 5/15/2024, with a value of $9,500,013.	9,500,000	9,500,000

Federal Reserve Bank of New York, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $9,500,013, collateralized by U.S. Treasury Securities, 0.13% - 0.38%, due 2/28/2023 - 7/15/2024, with a value of $9,500,013.	9,500,000	9,500,000

Federal Reserve Bank of New York, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $9,500,013, collateralized by U.S. Treasury Securities, 0.13% - 2.88%, due 2/28/2023 - 11/15/2049, with a value of $9,500,013.	9,500,000	9,500,000

Federal Reserve Bank of New York, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $9,500,013, collateralized by U.S. Treasury Securities, 0.13% - 2.75%, due 4/30/2023 - 11/15/2049, with a value of $9,500,013.	9,500,000	9,500,000

Federal Reserve Bank of New York, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $9,500,013, collateralized by U.S. Treasury Securities, 0.25% - 2.88%, due 11/30/2023 - 11/15/2049, with a value of $9,500,013.	9,500,000	9,500,000

Federal Reserve Bank of New York, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $9,500,013, collateralized by U.S. Treasury Securities, 0.25% - 2.38%, due 5/15/2024 - 11/15/2049, with a value of $9,500,013.	9,500,000	9,500,000

Federal Reserve Bank of New York, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $9,500,013, collateralized by U.S. Treasury Securities, 0.25% - 2.38%, due 3/31/2024 - 11/15/2049, with a value of $9,500,013.	9,500,000	9,500,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Federal Reserve Bank of New York, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $9,500,013, collateralized by U.S. Treasury Securities, 0.25% - 2.38%, due 3/31/2024 - 11/15/2049, with a value of $9,500,013.	9,500,000	9,500,000

Federal Reserve Bank of New York, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $9,500,013, collateralized by U.S. Treasury Securities, 0.25% - 2.38%, due 5/15/2024 - 11/15/2049, with a value of $9,500,013.	9,500,000	9,500,000

Federal Reserve Bank of New York, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $9,500,013, collateralized by U.S. Treasury Securities, 0.25% - 2.88%, due 11/30/2023 - 11/15/2049, with a value of $9,500,013.	9,500,000	9,500,000

Fixed Income Clearing Corp., 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $7,000,010, collateralized by U.S. Treasury Securities, 0.00% - 4.50%, due 8/11/2022 - 5/15/2051, with a value of $7,140,000.	7,000,000	7,000,000

Goldman Sachs & Co. LLC, 0.06%, dated 2/28/2022, due 3/3/2022, repurchase price $2,750,013, collateralized by GNMA, 1.94% - 7.00%, due 6/20/2023 - 4/15/2063, with a value of $2,805,000.	2,750,000	2,750,000

ING Financial Markets LLC, 0.06%, dated 2/28/2022, due 3/17/2022, repurchase price $200,006, collateralized by FHLMC, 1.84% - 3.50%, due 8/1/2046 - 11/1/2051, FNMA, 1.50% - 4.00%, due 8/1/2034 - 9/1/2057 and GNMA, 5.00%, due 11/20/2048, with a value of $204,010.	200,000	200,000

ING Financial Markets LLC, 0.07%, dated 2/28/2022, due 3/17/2022, repurchase price $300,009, collateralized by FHLMC, 1.43% - 7.00%, due 9/1/2029 - 11/1/2051, FNMA, 1.50% - 5.50%, due 7/1/2028 - 9/1/2057 and GNMA, 2.00% - 3.00%, due 10/20/2049 - 5/20/2051, with a value of $306,032.	300,000	300,000

ING Financial Markets LLC, 0.07%, dated 2/28/2022, due 3/17/2022, repurchase price $300,009, collateralized by U.S. Treasury Securities, 0.00% - 3.13%, due 3/31/2022 - 8/15/2051, with a value of $306,035.	300,000	300,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	39

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

ING Financial Markets LLC, 0.07%, dated 2/28/2022, due 3/17/2022, repurchase price $350,011, collateralized by FHLMC, 1.50% - 7.00%, due 9/1/2029 - 1/1/2052, FNMA, 1.50% - 5.50%, due 8/1/2028 - 5/1/2058 and GNMA, 5.00%, due 11/20/2048 - 1/20/2049, with a value of $357,037.	350,000	350,000

ING Financial Markets LLC, 0.07%, dated 2/28/2022, due 3/17/2022, repurchase price $500,015, collateralized by FHLMC, 1.84% - 5.00%, due 4/1/2038 - 11/1/2051, FNMA, 1.50% - 4.50%, due 8/1/2028 - 1/1/2057 and GNMA, 2.00% - 5.00%, due 1/20/2049 - 10/20/2051, with a value of $510,041.	500,000	500,000

ING Financial Markets LLC, 0.07%, dated 2/28/2022, due 3/18/2022, repurchase price $100,003, collateralized by FHLMC, 1.50% - 7.00%, due 11/1/2029 - 11/1/2051, FNMA, 1.50% - 5.00%, due 6/1/2027 - 1/1/2057 and GNMA, 5.00%, due 11/20/2048, with a value of $102,012.	100,000	100,000

ING Financial Markets LLC, 0.07%, dated 2/28/2022, due 3/18/2022, repurchase price $350,011, collateralized by U.S. Treasury Securities, 0.00% - 4.38%, due 3/24/2022 - 11/15/2051, with a value of $357,041.	350,000	350,000

ING Financial Markets LLC, 0.08%, dated 2/28/2022, due 3/18/2022, repurchase price $200,008, collateralized by FHLMC, 1.90%, due 3/1/2047 and FNMA, 1.50% - 5.50%, due 7/1/2034 - 12/1/2051, with a value of $204,010.	200,000	200,000

Metropolitan Life Insurance Co., 0.06%, dated 2/28/2022, due 3/1/2022, repurchase price $1,000,002, collateralized by U.S. Treasury Securities, 0.00%, due 8/15/2027 - 11/15/2050, with a value of $1,020,003.	1,000,000	1,000,000

Mitsubishi UFJ Trust & Banking Corp., 0.06%, dated 2/28/2022, due 3/1/2022, repurchase price $1,300,002, collateralized by GNMA, 2.00% - 5.00%, due 8/15/2038 - 12/20/2051, with a value of $1,323,463.	1,300,000	1,300,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Natixis SA, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $600,001, collateralized by FFCB, 2.58% - 2.90%, due 11/17/2036 - 12/9/2041, FHLMC, 0.00% - 6.00%, due 7/15/2033 - 11/25/2051, FNMA, 0.43% - 5.50%, due 4/1/2031 - 12/25/2058, GNMA, 0.43% - 5.50%, due 9/16/2031 - 5/16/2063 and U.S. Treasury Securities, 0.00% - 6.00%, due 4/7/2022 - 11/15/2051, with a value of $616,136.	600,000	600,000

Natixis SA, 0.06%, dated 2/28/2022, due 3/7/2022, repurchase price $500,005, collateralized by U.S. Treasury Securities, 0.00% - 5.38%, due 6/21/2022 - 11/15/2050, with a value of $510,021.	500,000	500,000

Nomura Securities International, Inc., 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $2,000,003, collateralized by FHLMC, 1.50% - 5.00%, due 2/1/2042 - 3/1/2052, FNMA, 2.00% - 4.50%, due 7/1/2034 - 8/1/2058, GNMA, 3.00% - 4.50%, due 8/20/2044 - 1/20/2051 and U.S. Treasury Securities, 0.00% - 1.88%, due 7/7/2022 - 2/28/2027, with a value of $2,040,004.	2,000,000	2,000,000

Norinchukin Bank (The), 0.08%, dated 2/28/2022, due 3/1/2022, repurchase price $300,001, collateralized by U.S. Treasury Securities, 0.63% - 6.75%, due 6/30/2025 - 8/15/2030, with a value of $305,491.	300,000	300,000

Norinchukin Bank (The), 0.08%, dated 2/28/2022, due 3/4/2022, repurchase price $700,006, collateralized by U.S. Treasury Securities, 0.63% - 6.75%, due 6/30/2025 - 8/15/2030, with a value of $712,812.	700,000	700,000

Norinchukin Bank (The), 0.08%, dated 2/28/2022, due 3/9/2022, repurchase price $500,010, collateralized by U.S. Treasury Securities, 0.63% - 6.75%, due 6/30/2025 - 8/15/2030, with a value of $509,152.	500,000	500,000

Norinchukin Bank (The), 0.06%, dated 2/28/2022, due 3/10/2022, repurchase price $500,008, collateralized by U.S. Treasury Securities, 0.63% - 6.75%, due 6/30/2025 - 8/15/2030, with a value of $509,152.	500,000	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Norinchukin Bank (The), 0.06%, dated 2/28/2022, due 3/14/2022, repurchase price $250,006, collateralized by U.S. Treasury Securities, 0.63% - 6.75%, due 6/30/2025 - 8/15/2030, with a value of $254,576.	250,000	250,000

RBC Capital Markets LLC, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $2,000,003, collateralized by FFCB, 0.20% - 2.75%, due 6/26/2023 - 2/2/2037, FHLB, 2.00% - 2.50%, due 6/10/2022 - 2/25/2027, FHLMC, 0.00% - 8.15%, due 3/15/2022 - 5/25/2051, FNMA, 0.25% - 8.00%, due 3/25/2022 - 1/25/2052, GNMA, 1.00% - 8.00%, due 12/20/2022 - 5/20/2051 and U.S. Treasury Securities, 0.00% - 7.13%, due 3/3/2022 - 2/15/2052, with a value of $2,055,737.	2,000,000	2,000,000

Royal Bank of Canada, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $1,450,002, collateralized by FHLMC, 3.00%, due 9/1/2051, GNMA, 1.00% - 4.50%, due 9/20/2049 - 1/20/2052 and U.S. Treasury Securities, 0.00% - 3.75%, due 4/15/2022 - 2/15/2048, with a value of $1,479,045.	1,450,000	1,450,000

Royal Bank of Canada, 0.06%, dated 2/28/2022, due 3/7/2022, repurchase price $1,000,012, collateralized by FHLMC, 1.82% - 7.62%, due 12/15/2023 - 2/1/2052 and FNMA, 1.25% - 5.00%, due 10/1/2022 - 3/1/2052, with a value of $1,021,174.	1,000,000	1,000,000

Royal Bank of Canada, 0.06%, dated 2/28/2022, due 3/14/2022, repurchase price $400,009, collateralized by FHLMC, 2.00% - 6.50%, due 12/15/2023 - 1/1/2052 and FNMA, 1.25% - 5.00%, due 1/1/2024 - 7/1/2060, with a value of $408,314.	400,000	400,000

Societe Generale SA, 0.05%, dated 2/28/2022, due 3/4/2022, repurchase price $500,003, collateralized by U.S. Treasury Securities, 0.00% - 7.50%, due 4/30/2022 - 5/15/2051, with a value of $510,000.	500,000	500,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Societe Generale SA, 0.06%, dated 2/28/2022, due 3/15/2022, repurchase price $500,011, collateralized by FHLMC, 0.84% - 5.55%, due 10/15/2022 - 8/1/2051, FNMA, 1.48% - 4.50%, due 11/1/2026 - 1/1/2052, GNMA, 0.28% - 4.00%, due 12/20/2036 - 12/20/2071 and U.S. Treasury Securities, 0.00% - 3.38%, due 3/31/2022 - 11/15/2048, with a value of $510,014.	500,000	500,000

Societe Generale SA, 0.06%, dated 2/28/2022, due 3/16/2022, repurchase price $750,018, collateralized by U.S. Treasury Securities, 0.00% - 6.88%, due 3/15/2022 - 5/15/2051, with a value of $765,000.	750,000	750,000

Societe Generale SA, 0.06%, dated 2/28/2022, due 3/16/2022, repurchase price $1,000,027, collateralized by U.S. Treasury Securities, 0.00% - 7.25%, due 3/15/2022 - 5/15/2051, with a value of $1,020,000.	1,000,000	1,000,000

Societe Generale SA, 0.06%, dated 2/28/2022, due 3/16/2022, repurchase price $2,000,053, collateralized by U.S. Treasury Securities, 0.00% - 7.63%, due 3/3/2022 - 11/15/2050, with a value of $2,040,000.	2,000,000	2,000,000

Sumitomo Mitsui Banking Corp., 0.06%, dated 2/28/2022, due 3/1/2022, repurchase price $3,000,005, collateralized by GNMA, 2.00% - 4.50%, due 12/20/2043 - 8/20/2051, with a value of $3,060,005.	3,000,000	3,000,000

Total Repurchase Agreements (Cost $180,313,377)		180,313,377

U.S. Treasury Obligations — 13.4%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield - 0.02%), 0.37%, 3/1/2022 (e)	10,450,000	10,453,649

(US Treasury 3 Month Bill Money Market Yield + 0.03%), 0.41%, 3/1/2022 (e)	800,000	800,209

(US Treasury 3 Month Bill Money Market Yield + 0.04%), 0.42%, 3/1/2022 (e)	1,715,825	1,716,058

(US Treasury 3 Month Bill Money Market Yield + 0.06%), 0.44%, 3/1/2022 (e)	250,000	249,995

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	41

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury Obligations — continued

U.S. Treasury Notes

0.38%, 3/31/2022	849,000	849,206

1.75%, 3/31/2022	825,000	826,134

1.88%, 3/31/2022	329,250	329,730

2.25%, 4/15/2022	109,250	109,542

0.13%, 4/30/2022	2,978,210	2,978,435

1.75%, 4/30/2022	1,630,450	1,634,965

1.88%, 4/30/2022	3,101,000	3,110,216

1.75%, 5/15/2022	1,728,300	1,734,255

2.13%, 5/15/2022	1,500,000	1,506,330

0.13%, 5/31/2022	700,000	700,094

1.88%, 5/31/2022	735,000	738,304

1.75%, 6/15/2022	250,000	251,217

0.13%, 6/30/2022	475,295	475,359

2.13%, 6/30/2022	309,400	311,495

1.75%, 7/15/2022	125,000	125,775

0.13%, 7/31/2022	200,000	200,020

1.88%, 7/31/2022	275,014	277,054

2.00%, 7/31/2022	105,000	105,834

1.50%, 8/15/2022	650,000	654,173

1.63%, 8/15/2022	548,000	551,819

0.13%, 8/31/2022	200,000	200,011

1.63%, 8/31/2022	500,000	503,745

1.88%, 8/31/2022	100,000	100,874

0.13%, 10/31/2022	1,329,700	1,329,945

1.88%, 10/31/2022	135,000	136,601

Total U.S. Treasury Obligations (Cost $32,961,044)		32,961,044

U.S. Government Agency Securities — 6.2%

Federal Farm Credit System

DN, 0.01%, 3/1/2022 (f)	16,695	16,695

(Federal Reserve Bank Prime Loan Rate US - 3.19%), 0.06%, 3/1/2022 (e)	250,000	250,000

(SOFR + 0.01%), 0.06%, 3/1/2022 (e)	485,000	485,000

(Federal Reserve Bank Prime Loan Rate US - 3.17%), 0.08%, 3/1/2022 (e)	25,000	24,998

(SOFR + 0.08%), 0.12%, 3/1/2022 (e)	200,000	200,000

(US Federal Funds Effective Rate (continuous series) + 0.06%), 0.14%, 3/1/2022 (e)	475,000	475,000

(SOFR + 0.09%), 0.14%, 3/1/2022 (e)	275,000	275,000

(Federal Reserve Bank Prime Loan Rate US - 3.10%), 0.15%, 3/1/2022 (e)	325,000	325,000

(Federal Reserve Bank Prime Loan Rate US - 3.08%), 0.17%, 3/1/2022 (e)	250,000	250,000

(US Treasury 3 Month Bill Money Market Yield - 0.04%), 0.34%, 3/1/2022 (e)	450,000	449,964

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

(US Treasury 3 Month Bill Money Market Yield + 0.09%), 0.47%, 3/1/2022 (e)	200,000	199,999

(Federal Reserve Bank Prime Loan Rate US - 3.15%), 0.11%, 3/2/2022 (e)	200,000	199,985

DN, 0.07%, 3/21/2022 (f)	35,000	34,999

DN, 0.08%, 6/13/2022 (f)	30,000	29,993

FHLB

DN, 0.01%, 3/1/2022 (f)	30,000	30,000

(SOFR + 0.01%), 0.06%, 3/1/2022 (e)	1,499,200	1,499,200

(SOFR + 0.01%), 0.06%, 3/1/2022 (e)	490,000	490,000

(SOFR + 0.01%), 0.06%, 3/1/2022 (e)	480,000	480,000

(SOFR + 0.08%), 0.12%, 3/1/2022 (e)	1,135,000	1,135,000

(SOFR + 0.20%), 0.25%, 3/1/2022 (e)	250,000	250,000

(SOFR + 0.00%), 1.00%, 3/1/2022 (e)	1,500,000	1,500,000

(SOFR + 0.01%), 1.00%, 3/1/2022 (e)	235,000	235,000

(SOFR + 0.01%), 0.06%, 3/2/2022 (e)	265,000	265,000

FNMA

(SOFR + 0.17%), 0.22%, 3/1/2022 (e)	249,750	249,750

(SOFR + 0.20%), 0.25%, 3/1/2022 (e)	1,200,000	1,200,000

(SOFR + 0.20%), 0.25%, 3/1/2022 (e)	1,950,000	1,950,000

(SOFR + 0.23%), 0.28%, 3/1/2022 (e)	840,000	840,000

(SOFR + 0.24%), 0.29%, 3/1/2022 (e)	1,000,000	1,000,000

(SOFR + 0.35%), 0.40%, 3/1/2022 (e)	750,000	750,000

Total U.S. Government Agency Securities (Cost $15,090,583)		15,090,583

Short-Term Investments — 5.3%

U.S. Treasury Obligations — 5.3%

U.S. Treasury Bills

0.06%, 3/17/2022 (f)	50,000	49,999

0.09%, 4/19/2022 (f)	3,823,750	3,823,281

0.11%, 4/26/2022 (f)	2,800,000	2,799,521

0.13%, 5/3/2022 (f)	2,500,000	2,499,453

0.07%, 5/12/2022 (f)	122,650	122,634

0.32%, 5/26/2022 (f)	3,247,535	3,245,086

0.10%, 10/6/2022 (f)	500,000	499,711

Total U.S. Treasury Obligations (Cost $13,039,685)		13,039,685

Total Short-Term Investments (Cost $13,039,685)		13,039,685

Total Investments — 98.6% (Cost $241,404,689)		241,404,689
Other Assets Less Liabilities — 1.4%		3,341,613

NET ASSETS — 100.0%		244,746,302

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

Abbreviations

ACES	Alternative Credit Enhancement Securities
DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
SOFR	Secured Overnight Financing Rate

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Agency Joint Trading Account I — At February 28, 2022, certain Funds had undivided interests in the Agency Joint Trading Account I with a maturity date of March 1, 2022, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$1,600,000	$1,600,002	$1,632,025

Repurchase Agreements — At February 28, 2022, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
BNP Paribas SA	0.05%	$450,000
Credit Agricole Corporate and Investment Bank	0.05%	400,000
TD Securities (USA) LLC	0.05%	750,000

Total		$1,600,000

At February 28, 2022, the Agency Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FFCB	0.07% - 5.16%	3/14/2022 - 9/16/2041
FHLB	0.07% - 5.50%	3/11/2022 - 7/15/2036
FHLMC	0.13% - 7.00%	6/8/2022 - 2/1/2050
FNMA	0.25% - 7.25%	4/5/2022 - 1/1/2052
GNMA	0.81% - 8.50%	12/15/2024 - 7/20/2051
Tennessee Valley Authority	0.75% - 7.13%	8/15/2022 - 9/15/2065
U.S. Treasury Securities	0.00% - 7.50%	10/15/2022 - 5/15/2041

(c)	Agency Joint Trading Account II — At February 28, 2022, certain Funds had undivided interests in the Agency Joint Trading Account II with a maturity date of March 1, 2022, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$469,698	$469,699	$479,105

Repurchase Agreements — At February 28, 2022, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account II were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
BofA Securities, Inc.	0.05%	$313,132
Citibank NA	0.06%	74,163
Citigroup Global Markets Holdings, Inc.	0.06%	82,403

Total		$469,698

At February 28, 2022, the Agency Joint Trading Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FHLMC	2.50% - 5.00%	2/1/2026 - 1/1/2050
FNMA	1.50% - 6.00%	11/1/2022 - 1/1/2061
GNMA	2.35% - 4.50%	11/15/2042 - 7/20/2051
U.S. Treasury Securities	0.50% - 3.13%	11/30/2023 - 8/15/2051

(d)	Agency Joint Trading Account III — At February 28, 2022, certain Funds had undivided interests in the Agency Joint Trading Account III with a maturity date of March 1, 2022, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$78,679	$78,679	$80,262

Repurchase Agreements — At February 28, 2022, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account III were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
BNP Paribas SA	0.05%	$78,679

At February 28, 2022, the Agency Joint Trading Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FHLMC	0.69% - 7.50%	11/15/2025 - 2/1/2052
FNMA	1.90% - 8.00%	9/1/2022 - 2/1/2052

(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2022.
(f)	The rate shown is the effective yield as of February 28, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	43

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 62.1%

Barclays Capital, Inc., 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $90,679, collateralized by U.S. Treasury Securities, 0.37%, due 1/31/2024, with a value of $92,493.	90,679	90,679

BNP Paribas SA, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $175,000, collateralized by U.S. Treasury Securities, 0.00% - 5.25%, due 6/21/2022 - 8/15/2051, with a value of $178,500.	175,000	175,000

Citigroup Global Markets Holdings, Inc., 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $500,001, collateralized by U.S. Treasury Securities, 0.13% - 2.88%, due 1/15/2023 - 8/15/2025, with a value of $510,000.	500,000	500,000

Federal Reserve Bank of New York, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $200,000, collateralized by U.S. Treasury Securities, 2.38% - 2.88%, due 8/15/2045 - 11/15/2049, with a value of $200,000.	200,000	200,000

Federal Reserve Bank of New York, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $500,001, collateralized by U.S. Treasury Securities, 0.25% - 2.38%, due 4/15/2024 - 11/15/2049, with a value of $500,001.	500,000	500,000

Federal Reserve Bank of New York, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $2,800,004, collateralized by U.S. Treasury Securities, 0.25% - 2.38%, due 12/31/2022 - 11/15/2049, with a value of $2,800,004.	2,800,000	2,800,000

Federal Reserve Bank of New York, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $3,200,004, collateralized by U.S. Treasury Securities, 0.25% - 2.88%, due 5/15/2024 - 11/15/2049, with a value of $3,200,005.	3,200,000	3,200,000

Federal Reserve Bank of New York, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $4,650,006, collateralized by U.S. Treasury Securities, 0.13% - 2.38%, due 5/31/2023 - 11/15/2049, with a value of $4,650,007.	4,650,000	4,650,000

J.P. Morgan Securities LLC, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $250,000, collateralized by U.S. Treasury Securities, 0.00%, due 7/21/2022, with a value of $255,000.	250,000	250,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Norinchukin Bank (The), 0.08%, dated 2/28/2022, due 3/1/2022, repurchase price $200,000, collateralized by U.S. Treasury Securities, 1.50% - 6.75%, due 6/30/2025 - 4/15/2028, with a value of $202,889.	200,000	200,000

Norinchukin Bank (The), 0.08%, dated 2/28/2022, due 3/7/2022, repurchase price $250,004, collateralized by U.S. Treasury Securities, 1.50% - 6.75%, due 6/30/2025 - 4/15/2028, with a value of $253,612.	250,000	250,000

Societe Generale SA, 0.05%, dated 2/28/2022, due 3/3/2022, repurchase price $500,002, collateralized by U.S. Treasury Securities, 0.00% - 3.75%, due 3/1/2022 - 11/15/2050, with a value of $510,000.	500,000	500,000

Treasury Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 0.05%, dated 2/28/2022, due 3/1/2022, repurchase price $890,561. (b)	890,560	890,560

Total Repurchase Agreements (Cost $14,206,239)		14,206,239

U.S. Treasury Obligations — 19.7%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield - 0.02%), 0.37%, 3/1/2022 (c)	190,000	190,092

(US Treasury 3 Month Bill Money Market Yield + 0.06%), 0.44%, 3/1/2022 (c)	800,000	799,977

(US Treasury 3 Month Bill Money Market Yield + 0.06%), 0.44%, 3/1/2022 (c)	350,000	350,001

(US Treasury 3 Month Bill Money Market Yield + 0.11%), 0.49%, 3/1/2022 (c)	328,000	328,047

U.S. Treasury Notes

0.38%, 3/31/2022	85,000	85,019

1.75%, 3/31/2022	338,000	338,463

1.88%, 3/31/2022	58,600	58,685

1.88%, 4/30/2022	500,000	501,487

2.13%, 5/15/2022	300,000	301,266

0.13%, 8/31/2022	100,000	100,002

1.63%, 8/31/2022	50,000	50,376

1.50%, 9/15/2022	225,000	226,711

1.75%, 9/30/2022	100,000	100,963

1.38%, 10/15/2022	456,000	459,631

0.13%, 10/31/2022	300,000	300,052

1.88%, 10/31/2022	140,000	141,660

2.00%, 10/31/2022	169,000	171,145

Total U.S. Treasury Obligations (Cost $4,503,577)		4,503,577

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — 14.7%

U.S. Treasury Obligations — 14.7%

U.S. Treasury Bills

0.11%, 4/26/2022 (d)	1,000,000	999,829

0.43%, 5/19/2022 (d)	500,000	499,527

0.15%, 5/26/2022 (d)	1,005,000	1,004,630

0.10%, 6/2/2022 (d)	380,000	379,907

0.12%, 6/9/2022 (d)	475,000	474,840

Total U.S. Treasury Obligations (Cost $3,358,733)		3,358,733

Total Short-Term Investments (Cost $3,358,733)		3,358,733

Total Investments — 96.5% (Cost $22,068,549) *		22,068,549
Other Assets Less Liabilities — 3.5%		812,080

NET ASSETS — 100.0%		22,880,629

Percentages indicated are based on net assets.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Treasury Joint Trading Account I — At February 28, 2022, certain Funds had undivided interests in the Treasury Joint Trading Account I with a maturity date of March 1, 2022, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Treasury Plus Money Market Fund	$890,560	$890,561	$908,372

Repurchase Agreements — At February 28, 2022, the Principal Amounts of certain Funds’ interests in the Treasury Joint Trading Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Treasury Plus Money Market Fund
BNP Paribas SA	0.05%	$763,337
Citibank NA	0.05%	127,223

Total		$890,560

At February 28, 2022, the Treasury Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Securities	0.00% - 7.63%	3/1/2022 - 2/15/2052

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2022.
(d)	The rate shown is the effective yield as of February 28, 2022.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	45

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — 12.4%

Federal Farm Credit System

(SOFR + 0.08%), 0.12%, 3/1/2022 (b)	20,000	20,000

(SOFR + 0.08%), 0.13%, 3/1/2022 (b)	12,000	12,000

(SOFR + 0.09%), 0.14%, 3/1/2022 (b)	20,000	20,000

DN, 0.07%, 3/21/2022 (c)	25,000	24,999

FHLB

(SOFR + 0.08%), 0.12%, 3/1/2022 (b)	25,000	25,000

DN, 0.05%, 3/10/2022 (c)	10,000	10,000

DN, 0.06%, 3/21/2022 (c)	100,000	99,997

Total U.S. Government Agency Securities (Cost $211,996)		211,996

U.S. Treasury Obligations — 5.8%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield — 0.02%), 0.37%, 3/1/2022 (b)	25,000	25,012

(US Treasury 3 Month Bill Money Market Yield + 0.06%), 0.44%, 3/1/2022 (b)	25,000	24,999

U.S. Treasury Notes

0.13%, 5/31/2022	25,000	25,003

1.75%, 6/15/2022	25,000	25,122

Total U.S. Treasury Obligations (Cost $100,136)		100,136

Short-Term Investments — 79.4%

U.S. Treasury Obligations — 79.4%

U.S. Treasury Bills

0.04%, 3/3/2022 (c)	100,000	100,000

0.05%, 3/8/2022 (c)	100,000	99,999

0.04%, 3/10/2022 (c)	325,000	324,997

0.05%, 3/22/2022 (c)	225,000	224,994

0.06%, 3/24/2022 (c)	135,000	134,995

0.09%, 3/31/2022 (c)	30,000	29,998

0.07%, 4/5/2022 (c)	150,000	149,990

0.09%, 4/12/2022 (c)	25,000	24,997

0.14%, 4/19/2022 (c)	150,000	149,971

0.06%, 4/21/2022 (c)	100,000	99,991

0.09%, 6/2/2022 (c)	25,000	24,994

Total U.S. Treasury Obligations (Cost $1,364,926)		1,364,926

Total Short-Term Investments (Cost $1,364,926)		1,364,926

Total Investments — 97.6% (Cost $1,677,058) *		1,677,058
Other Assets Less Liabilities — 2.4%		41,714

NET ASSETS — 100.0%		1,718,772

Percentages indicated are based on net assets.

Abbreviations

DN	Discount Notes
FHLB	Federal Home Loan Bank
SOFR	Secured Overnight Financing Rate

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2022.
(c)	The rate shown is the effective yield as of February 28, 2022.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 8.8%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield - 0.02%), 0.37%, 3/1/2022 (b)	2,800,000	2,801,221

(US Treasury 3 Month Bill Money Market Yield + 0.03%), 0.41%, 3/1/2022 (b)	155,000	155,034

(US Treasury 3 Month Bill Money Market Yield + 0.04%), 0.42%, 3/1/2022 (b)	350,000	350,232

(US Treasury 3 Month Bill Money Market Yield + 0.06%), 0.44%, 3/1/2022 (b)	1,878,190	1,878,125

(US Treasury 3 Month Bill Money Market Yield + 0.11%), 0.49%, 3/1/2022 (b)	150,000	149,994

U.S. Treasury Notes

2.38%, 3/15/2022	100,000	100,088

0.38%, 3/31/2022	1,254,000	1,254,285

1.75%, 3/31/2022	125,000	125,173

1.88%, 4/30/2022	200,000	200,542

0.13%, 5/31/2022	125,000	125,017

1.75%, 5/31/2022	175,000	175,732

1.88%, 5/31/2022	200,000	200,899

1.75%, 6/15/2022	125,000	125,609

0.13%, 7/31/2022	50,000	50,005

2.00%, 7/31/2022	350,000	352,777

Total U.S. Treasury Obligations (Cost $8,044,733)		8,044,733

Short-Term Investments — 96.3%

U.S. Treasury Obligations — 96.3%

U.S. Treasury Bills

0.05%, 3/1/2022 (c)	2,224,000	2,224,000

0.05%, 3/3/2022 (c)	75,000	75,000

0.05%, 3/8/2022 (c)	4,060,000	4,059,958

0.06%, 3/10/2022 (c)	3,810,000	3,809,949

0.04%, 3/15/2022 (c)	6,900,000	6,899,893

0.04%, 3/17/2022 (c)	6,733,000	6,732,879

0.08%, 3/22/2022 (c)	6,858,000	6,857,696

0.07%, 3/24/2022 (c)	6,504,000	6,503,721

0.09%, 3/29/2022 (c)	6,000,000	5,999,535

0.09%, 3/31/2022 (c)	3,000,000	2,999,787

0.13%, 4/5/2022 (c)	5,956,050	5,955,283

0.09%, 4/7/2022 (c)	4,000,000	3,999,634

0.20%, 4/12/2022 (c)	6,000,000	5,998,609

0.12%, 4/14/2022 (c)	3,550,000	3,549,474

0.20%, 4/19/2022 (c)	4,975,000	4,973,632

0.15%, 4/21/2022 (c)	1,500,000	1,499,677

0.04%, 4/26/2022 (c)	4,500,000	4,498,810

0.13%, 5/3/2022 (c)	1,500,000	1,499,672

0.04%, 5/5/2022 (c)	1,000,000	999,716

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury Obligations — continued

0.14%, 5/10/2022 (c)	1,000,000	999,728

0.18%, 5/12/2022 (c)	2,037,000	2,036,271

0.07%, 5/19/2022 (c)	500,000	499,926

0.28%, 5/26/2022 (c)	1,500,000	1,498,982

0.04%, 6/2/2022 (c)	2,500,000	2,498,383

0.34%, 6/7/2022 (c)	1,000,000	999,088

0.42%, 6/14/2022 (c)	750,000	749,090

Total U.S. Treasury Obligations (Cost $88,418,393)		88,418,393

Total Short-Term Investments (Cost $88,418,393)		88,418,393

Total Investments — 105.1% (Cost $96,463,126)		96,463,126
Liabilities in Excess of Other Assets — (5.1)%		(4,655,709)

NET ASSETS — 100.0%		91,807,417

Percentages indicated are based on net assets.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2022.
(c)	The rate shown is the effective yield as of February 28, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 58.6%

Alabama — 0.1%

Mobile County Industrial Development Authority, Pollution Control, Exxon Mobil Corp. Project Rev., VRDO, 0.08%, 3/1/2022 (b)	1,325	1,325

Mobile Downtown Redevelopment Authority, Gulf Opportunity Zone, Austal USA LLC Project Series 2011A, Rev., VRDO, LOC: Bank of America NA, 0.22%, 3/7/2022 (b) (c)	6,970	6,970

		8,295

Alaska — 0.1%

Alaska Housing Finance Corp., Home Mortgage

Series 2007A, Rev., VRDO, LIQ: State Street Bank & Trust, 0.20%, 3/7/2022 (b)	2,920	2,920

Series 2007B, Rev., VRDO, LIQ: State Street Bank & Trust, 0.20%, 3/7/2022 (b)	4,270	4,270

		7,190

Arizona — 0.9%

Industrial Development Authority of the City of Phoenix (The), Mayo Clinic Series 2014B, Rev., VRDO, LIQ: Northern Trust Co., 0.06%, 3/1/2022 (b)	22,433	22,433

RBC Municipal Products, Inc. Trust, Floater Certificates Series E-147, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b)	21,000	21,000

Salt River Pima-Maricopa Indian Community Rev., VRDO, LOC: Bank of America NA, 0.25%, 3/7/2022 (b)	21,160	21,160

Tender Option Bond Trust Receipts/Certificates Series 2021-XF2944, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	5,215	5,215

		69,808

California — 1.1%

California Municipal Finance Authority, Recovery Zone Facility, Chevron USA, Inc., Project

Series 2010A, Rev., VRDO, 0.06%, 3/1/2022 (b)	11,700	11,700

Series 2010A, Rev., VRDO, 0.06%, 3/1/2022 (b)	5,250	5,250

City of Los Angeles Rev., TRAN, 4.00%, 6/23/2022	2,750	2,782

County of Los Angeles Rev., TRAN, 4.00%, 6/30/2022	530	536

County of Sacramento, Special Facilities Apartment, Cessna Aircraft Co. Project Rev., VRDO, LOC: Bank of America NA, 0.23%, 3/7/2022 (b)	7,075	7,075

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

Santa Clara County Housing Authority, Multi-Family Housing, Timberwood Apartments Series 2005B, Rev., VRDO, LOC: Union Bank of California, 0.27%, 3/7/2022 (b)	8,990	8,990

Tender Option Bond Trust Receipts/Certificates

Series 2020-XF2867, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.22%, 3/7/2022 (b) (c)	8,000	8,000

Series 2018-XF2737, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	5,125	5,125

Series 2018-XM0647, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	8,970	8,970

Series 2019-XM0741, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	6,785	6,785

Series 2021-XF2962, Rev., VRDO, LIQ: Barclays Bank plc, 0.23%, 3/7/2022 (b) (c)	13,700	13,700

Series 2018-ZF0679, Rev., VRDO, LIQ: Bank of America NA, 0.24%, 3/7/2022 (b) (c)	2,350	2,350

Series 2021-ZF1267, Rev., VRDO, LOC: Bank of America NA, 0.27%, 3/7/2022 (b) (c)	4,400	4,400

		85,663

Colorado — 2.2%

City of Colorado Springs, Utilities System Improvement

Series 2009C, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 0.20%, 3/7/2022 (b)	24,640	24,640

Series 2008-A, Rev., VRDO, LIQ: U.S. Bank NA, 0.21%, 3/7/2022 (b)	10,640	10,640

Colorado Housing and Finance Authority, Multi-Family, Greentree Village Apartments Project Rev., VRDO, LOC: U.S. Bank NA, 0.22%, 3/7/2022 (b)	4,305	4,305

Colorado Housing and Finance Authority, Single Family Mortgage Series 2019D, Class I, Rev., VRDO, AMT, LIQ: Royal Bank of Canada, 0.21%, 3/7/2022 (b)	12,500	12,500

County of Arapahoe, Multi-Family Rental Housing, Hunter’s Run Holdings LP Rev., VRDO, LOC: FHLMC, 0.23%, 3/7/2022 (b)	12,880	12,880

Tender Option Bond Trust Receipts/Certificates

Series 2019-XF2849, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	4,000	4,000

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Colorado — continued

Series 2020-XF1209, GO, VRDO, LIQ: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	7,330	7,330

Series 2020-XF2905, GO, VRDO, AGM, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	5,200	5,200

Series 2020-XX1130, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	7,760	7,760

Series 2016-ZF0467, Rev., VRDO, LOC: Royal Bank of Canada, 0.27%, 3/7/2022 (b) (c)	27,895	27,895

University of Colorado Hospital Authority Series 2018 B, Rev., VRDO, LIQ: TD Bank NA, 0.19%, 3/7/2022 (b)	8,310	8,310

University of Colorado, Hospital Authority

Series 2018 C, Rev., VRDO, LIQ: TD Bank NA, 0.19%, 3/7/2022 (b)	34,220	34,220

Series B-1, Rev., VRDO, 0.19%, 3/7/2022 (b)	6,840	6,840

		166,520

Connecticut — 0.1%

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-3, GO, VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b)	5,000	5,000

Delaware — 0.1%

Delaware State Economic Development Authority, YMCA Delaware Project Rev., VRDO, LOC: PNC Bank NA, 0.20%, 3/7/2022 (b)	3,485	3,485

District of Columbia — 1.8%

District of Columbia, Medlantic/Helix Issue, Tranche II Series 1998A, Rev., VRDO, LOC: TD Bank NA, 0.19%, 3/7/2022 (b)	19,935	19,935

Metropolitan Washington Airports Authority Aviation

Subseries 2009D-2, Rev., VRDO, LOC: TD Bank NA, 0.09%, 3/1/2022 (b)	3,995	3,995

Subseries A-1, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.23%, 3/7/2022 (b)	15,405	15,405

Subseries A-3, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.23%, 3/7/2022 (b)	3,200	3,200

RBC Municipal Products, Inc. Trust, Floater Certificates Series E-108, GO, VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	50,000	50,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

District of Columbia — continued

Tender Option Bond Trust Receipts/Certificates

Series 2019-XF0853, Rev., VRDO, LOC: TD Bank NA, 0.25%, 3/7/2022 (b) (c)	23,950	23,950

Series 2019-XG0267, Rev., VRDO, LOC: Bank of America NA, 0.25%, 3/7/2022 (b) (c)	20,700	20,700

		137,185

Florida — 3.7%

Alachua County Housing Finance Authority, Multi-Family, Santa Fe Apartments Project Series 2008, Rev., VRDO, LOC: FNMA, 0.20%, 3/7/2022 (b)	1,350	1,350

City of Jacksonville, Health Care Facilities, Baptist Health

Series 2019B, Rev., VRDO, 0.20%, 3/7/2022 (b)	30,805	30,805

Series 2019C, Rev., VRDO, 0.20%, 3/7/2022 (b)	44,845	44,845

County of Broward, Power and Light Co. Project

Rev., VRDO, 0.13%, 3/1/2022 (b)	13,625	13,625

Series 2018A, Rev., VRDO, AMT, 0.13%, 3/1/2022 (b)	9,225	9,225

County of Escambia, Gulf Power Co., Project Rev., VRDO, 0.12%, 3/1/2022 (b)	9,300	9,300

County of St. Lucie, Power and Light Co. Project Rev., VRDO, 0.11%, 3/1/2022 (b)	11,465	11,465

Florida Housing Finance Agency, Sun Pointe Cove Apartments Rev., VRDO, FNMA, LIQ: FNMA, 0.20%, 3/7/2022 (b)	8,500	8,500

Florida Housing Finance Corp., Multi-Family Mortgage, Kings Terrace LLC Series 2013B, Rev., VRDO, LIQ: FHLMC, 0.20%, 3/7/2022 (b)	12,000	12,000

Highlands County Health Facilities Authority, Adventist Health System

Series 2012I-1, Rev., VRDO, 0.19%, 3/7/2022 (b)	3,200	3,200

Series 2012I-2, Rev., VRDO, 0.19%, 3/7/2022 (b)	41,950	41,950

Series 2007A, Rev., VRDO, 0.20%, 3/7/2022 (b)	14,350	14,350

Hillsborough County Industrial Development Authority, Baycare Health System Series 2020C, Rev., VRDO, LOC: TD Bank NA, 0.19%, 3/7/2022 (b)	25,100	25,100

Hillsborough County, Housing Finance Authority, Multi-Family Housing, Brandywine Apartments Rev., VRDO, LOC: Citibank NA, 0.22%, 3/7/2022 (b)	5,705	5,705

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Florida — continued

Pinellas County Housing Finance Authority, Booker Creek Apartments Rev., VRDO, LOC: FHLMC, 0.20%, 3/7/2022 (b)	4,070	4,070

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZM0586, Rev., VRDO, LIQ: Citibank NA, 0.23%, 3/7/2022 (b) (c)	7,500	7,500

Series 2019-XX1109, Rev., VRDO, LIQ: Barclays Bank plc, 0.23%, 3/7/2022 (b) (c)	4,375	4,375

Series 2021-XG0345, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.23%, 3/7/2022 (b) (c)	9,470	9,470

Series 2020-XG0295, Rev., VRDO, LIQ: Bank of America NA, 0.24%, 3/7/2022 (b) (c)	6,000	6,000

Series 2021-XM0941, Rev., VRDO, LIQ: Bank of America NA, 0.24%, 3/7/2022 (b) (c)	2,000	2,000

Series 2021-XM0942, Rev., VRDO, LIQ: Bank of America NA, 0.24%, 3/7/2022 (b) (c)	3,475	3,475

Series 2019-XG0252, Rev., VRDO, AMBAC, LIQ: Bank of America NA, 0.25%, 3/7/2022 (b) (c)	9,600	9,600

		277,910

Georgia — 0.6%

Development Authority of Monroe County (The), Gulf Power Co. Plant Scherer Project Rev., VRDO, 0.11%, 3/1/2022 (b)	14,600	14,600

Development Authority of Monroe County (The), Power and Light Co. Project Rev., VRDO,

AMT, 0.13%, 3/1/2022 (b)	2,800	2,800

Rev., VRDO, AMT, 0.14%, 3/1/2022 (b)	2,000	2,000

Griffin-Spalding County Development Authority, Industrial Development, Norcom, Inc. Project Rev., VRDO, LOC: Bank of America NA, 0.28%, 3/7/2022 (b)	850	850

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF2614, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	6,500	6,500

Series 2017-ZF0589, Rev., VRDO, LIQ: Bank of America NA, 0.24%, 3/7/2022 (b) (c)	3,750	3,750

Series 2018-ZF0656, Rev., VRDO, LIQ: Bank of America NA, 0.24%, 3/7/2022 (b) (c)	6,130	6,130

Series 2021-XL0193, Rev., VRDO, LIQ: Bank of America NA, 0.24%, 3/7/2022 (b) (c)	5,000	5,000

		41,630

Hawaii — 0.2%

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-13, GO, VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	17,325	17,325

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Idaho — 0.2%

Idaho Health Facilities Authority, Trinity Health Credit Group Series 2013ID, Rev., VRDO, 0.23%, 5/2/2022 (b)	12,000	12,000

Illinois — 2.4%

County of Kane, Glenwood School for Boys Rev., VRDO, LOC: Northern Trust Co., 0.24%, 3/7/2022 (b)	3,450	3,450

County of Lake, A L Hansen Manufacturing Co. Project Rev., VRDO, LOC: BMO Harris Bank NA, 0.24%, 3/7/2022 (b)	510	510

County of Lake, Multi-Family Housing, Whispering Oaks Apartments Project Rev., VRDO, LIQ: FHLMC, 0.20%, 3/7/2022 (b)	21,500	21,500

County of Will, ExxonMobil Project Rev., VRDO, 0.11%, 3/1/2022 (b)	3,985	3,985

Illinois Finance Authority, American Youth Hostels Project Rev., VRDO, LOC: BMO Harris Bank NA, 0.20%, 3/7/2022 (b)	2,920	2,920

Illinois Finance Authority, Fenwick High School Project Rev., VRDO, LOC: PNC Bank NA, 0.21%, 3/7/2022 (b)	9,225	9,225

Illinois Finance Authority, Hospital Sisters Services, Inc., Obligated Group Series 2012G, Rev., VRDO, LOC: Bank of Montreal, 0.19%, 3/7/2022 (b)	16,945	16,945

Illinois Finance Authority, St. Ignatius College Prep Rev., VRDO, LOC: PNC Bank NA, 0.19%, 3/7/2022 (b)	9,550	9,550

Illinois Finance Authority, The University of Chicago Medical Center

Series 2009E-1, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.20%, 3/7/2022 (b)	18,000	18,000

Series 2011B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.25%, 3/7/2022 (b)	38,820	38,820

Illinois Housing Development Authority, Homeowner Mortgage Series C-3, Rev., VRDO, AMT, LIQ: FHLB, 0.24%, 3/7/2022 (b)	4,400	4,400

Jackson-Union Counties Regional Port District, Port Facility, Enron Transportation Services Rev., VRDO, LOC: Wells Fargo Bank NA, 0.22%, 3/7/2022 (b)	14,200	14,200

RBC Municipal Products, Inc. Trust, Floater Certificates Series E-151, GO, VRDO, LOC: Royal Bank of Canada, 0.24%, 3/7/2022 (b) (c)	32,500	32,500

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

Southwestern Illinois Development Authority, Molinero Inc., Project Rev., VRDO, LOC: BMO Harris Bank NA, 0.20%, 3/7/2022 (b)	4,495	4,495

Tender Option Bond Trust Receipts/Certificates Series 2020-XL0145, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	3,420	3,420

		183,920

Indiana — 0.1%

Gary Chicago International Airport Authority, Special Purpose Facilities, Jet Center Project Rev., VRDO, LOC: BMO Harris Bank NA, 0.24%, 3/7/2022 (b)	2,600	2,600

Indiana Finance Authority, Duke Energy Indiana, Inc. Project Series 2009A-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.10%, 3/1/2022 (b)	1,250	1,250

Indiana Finance Authority, Parkview Health System, Inc.

Series 2009B, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.09%, 3/1/2022 (b)	2,050	2,050

Series 2009-C, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.19%, 3/7/2022 (b)	1,875	1,875

		7,775

Iowa — 4.1%

City of Chillicothe, Gas and Electric Project Rev., VRDO, 0.21%, 3/7/2022 (b)	6,850	6,850

County of Louisa, Pollution Control, Midwest Power System, Inc. Rev., VRDO, 0.21%, 3/7/2022 (b)	34,700	34,700

Iowa Finance Authority, CJ Bio America, Inc., Project Rev., VRDO, LOC: Korea Development Bank, 0.24%, 3/7/2022 (b) (c)	52,000	52,000

Iowa Finance Authority, Midwestern Disaster Area, Archer-Daniels-Midland Co. Project

Rev., VRDO, 0.23%, 3/7/2022 (b)	80,395	80,395

Rev., VRDO, 0.23%, 3/7/2022 (b)	41,560	41,560

Iowa Finance Authority, Midwestern Disaster Area, Cargill, Inc. Project Series 2011A, Rev., VRDO, 0.23%, 3/7/2022 (b)	29,100	29,100

Iowa Finance Authority, Multi-Family Housing

Series A, Rev., VRDO, AMT, LIQ: Wells Fargo Bank NA, 0.22%, 3/7/2022 (b)	11,030	11,030

Series B, Rev., VRDO, AMT, LIQ: Wells Fargo Bank NA, 0.22%, 3/7/2022 (b)	7,875	7,875

Iowa Finance Authority, Single Family Mortgage-Backed Securities Program Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 0.19%, 3/7/2022 (b)	4,100	4,100

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Iowa — continued

Series 2018B, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 0.20%, 3/7/2022 (b)	5,385	5,385

Series 2019B, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: U.S. Bank NA, 0.20%, 3/7/2022 (b)	15,600	15,600

Series 2019E, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 0.20%, 3/7/2022 (b)	7,660	7,660

Series 2020B, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 0.20%, 3/7/2022 (b)	15,500	15,500

		311,755

Kansas — 0.2%

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-23, GO, VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	12,500	12,500

Kentucky — 0.2%

County of Daviess, Scott Paper Co., Project Series 1993A, Rev., VRDO, 0.24%, 3/7/2022 (b)	17,600	17,600

Louisiana — 0.0% (d)

Tender Option Bond Trust Receipts/Certificates Series 2019-XM0738, Rev., VRDO, LOC: Royal Bank of Canada, 0.24%, 3/7/2022 (b)	3,245	3,245

Maine — 0.9%

City of South Portland, Middle School Project GO, BAN, 0.75%, 4/15/2022	15,000	15,011

Maine State Housing Authority, Mortgage Purchase

Series 2005G, Rev., VRDO, AMT, LIQ: Bank of America NA, 0.22%, 3/7/2022 (b)	9,940	9,940

Series 2017D-2, Rev., VRDO, AMT, LIQ: TD Bank NA, 0.23%, 3/7/2022 (b)	42,585	42,585

		67,536

Maryland — 1.1%

County of Montgomery, Trinity Health Credit Group Series 2013MD, Rev., VRDO, 0.12%, 3/1/2022 (b)	14,010	14,010

Maryland Community Development Administration, Housing and Community Development Series 2006J, Rev., VRDO, AMT, LIQ: Wells Fargo Bank NA, 0.21%, 3/7/2022 (b)	8,060	8,060

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Maryland — continued

Maryland Health and Higher Educational Facilities Authority, Pooled Loan Program Series B, Rev., VRDO, LOC: TD Bank NA, 0.19%, 3/7/2022 (b)	9,550	9,550

Maryland Stadium Authority, Sports Facilities, Football Stadium

Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 0.21%, 3/7/2022 (b)	16,925	16,925

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2581, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	6,485	6,485

Series 2018-ZM0618, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	3,350	3,350

Series 2018-XG0177, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	3,750	3,750

Series 2019-ZF2799, Rev., VRDO, LIQ: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	13,485	13,485

Series 2018-XF0605, Rev., VRDO, LIQ: Bank of America NA, 0.25%, 3/7/2022 (b) (c)	3,300	3,300

Series 2018-ZM0596, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.25%, 3/7/2022 (b) (c)	7,500	7,500

		86,415

Massachusetts — 1.6%

Massachusetts Development Finance Agency, Boston College Issue Series 2020U, Rev., 5.00%, 7/1/2022	100	101

Massachusetts Development Finance Agency, First Mortgage Brookhaven Series 2005B, Rev., VRDO, LOC: Bank of America NA, 0.22%, 3/7/2022 (b)	1,300	1,300

Massachusetts Health and Educational Facilities Authority, Baystate Medical Centre Rev., VRDO, LOC: TD Bank NA, 0.07%, 3/1/2022 (b)	11,945	11,945

Massachusetts Health and Educational Facilities Authority, Capital Asset Program

Series M-4A, Rev., VRDO, LOC: Bank of America NA, 0.21%, 3/7/2022 (b)	950	950

Series M-2, Rev., VRDO, LOC: Bank of America NA, 0.24%, 3/7/2022 (b)	1,145	1,145

Massachusetts Housing Finance Agency, Single Family Housing Series 208, Rev., VRDO, LIQ: Royal Bank of Canada, 0.20%, 3/7/2022 (b)	3,400	3,400

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Massachusetts — continued

RBC Municipal Products, Inc. Trust, Floater Certificates Series E-148, GO, VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	10,000	10,000

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2692, Rev., VRDO, LIQ: Citibank NA, 0.21%, 3/7/2022 (b)	4,190	4,190

Series 2020-XM0915, GO, VRDO, LIQ: Wells Fargo Bank NA, 0.23%, 3/7/2022 (b) (c)	6,750	6,750

Town of Holbrook GO, BAN, 1.50%, 3/17/2022	8,343	8,348

Town of Millbury GO, BAN, 2.00%, 9/2/2022	8,953	9,035

Town of Norwood GO, BAN, 1.00%, 6/24/2022	16,182	16,225

Town of Swampscott GO, BAN, 1.25%, 3/11/2022	6,455	6,457

Town of Westborough GO, BAN, 2.00%, 3/29/2022	38,367	38,421

		118,267

Michigan — 3.0%

Michigan Finance Authority, Trinity Health Credit Group Series MI-1, Rev., VRDO, 0.12%, 3/1/2022 (b)	13,950	13,950

Michigan State Housing Development Authority, Rental Housing

Series 2016C, Rev., VRDO, AMT, LIQ: Royal Bank of Canada, 0.22%, 3/7/2022 (b)	51,615	51,615

Series 2016D, Rev., VRDO, AMT, LOC: Bank of America NA, 0.22%, 3/7/2022 (b)	18,035	18,035

Series 2016E, Rev., VRDO, AMT, LIQ: UBS AG, 0.22%, 3/7/2022 (b)	4,285	4,285

Series 2018C, Rev., VRDO, AMT, LOC: Bank of America NA, 0.22%, 3/7/2022 (b)	18,945	18,945

Series 2002A, Rev., VRDO, AMT, LOC: Bank of America NA, 0.23%, 3/7/2022 (b)	19,860	19,860

Michigan State Housing Development Authority, Single Family Mortgage Series 2007E, Rev., VRDO, AMT, LIQ: Royal Bank of Canada, 0.22%, 3/7/2022 (b)	22,975	22,975

Rib Floater Trust Various States Series 2018-009, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	40,950	40,950

Tender Option Bond Trust Receipts/Certificates

Series 2017-XF0597, Rev., VRDO, LIQ: Royal Bank of Canada, 0.23%, 3/7/2022 (b)	3,000	3,000

Series 2017-XG0158, Rev., VRDO, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	4,075	4,075

Series 2018-XG0186, Rev., VRDO, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	21,540	21,540

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Michigan — continued

Series 2022-ZF1278, Rev., VRDO, LIQ: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	7,500	7,500

		226,730

Minnesota — 0.9%

Minnesota Housing Finance Agency, Residential Housing Finance

Series 2015G, Rev., VRDO, AMT, LIQ: Royal Bank of Canada, 0.20%, 3/7/2022 (b)	845	845

Series 2017F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, LIQ: Royal Bank of Canada, 0.20%, 3/7/2022 (b)	31,100	31,100

Series 2016F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC COLL, LIQ: FHLB, 0.22%, 3/7/2022 (b)	31,850	31,850

Series 2017-C, Rev., VRDO, AMT, GNMA/FNMA/FHLMC COLL, LIQ: FHLB, 0.22%, 3/7/2022 (b)	4,600	4,600

		68,395

Mississippi — 0.2%

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project

Series 2007B, Rev., VRDO, 0.08%, 3/1/2022(b)	2,275	2,275

Series 2009A, Rev., VRDO, 0.08%, 3/1/2022(b)	2,235	2,235

Series 2010K, Rev., VRDO, 0.08%, 3/1/2022(b)	2,305	2,305

Series 2011D, Rev., VRDO, 0.08%, 3/1/2022(b)	1,350	1,350

Series 2010A, Rev., VRDO, 0.21%, 3/7/2022(b)	10,000	10,000

		18,165

Missouri — 1.4%

Health and Educational Facilities Authority of the State of Missouri, BJC Health System Series C, Rev., VRDO, LIQ: BJC Health System, 0.19%, 3/7/2022 (b)	7,180	7,180

Health and Educational Facilities Authority of the State of Missouri, SSM Healthcare Series 2014F, Rev., VRDO, 0.19%, 3/7/2022 (b)	26,800	26,800

Industrial Development Authority of the City of St. Louis Missouri (The), Mid-America Transplant Services Project Rev., VRDO, LOC: BMO Harris Bank NA, 0.08%, 3/1/2022 (b)	520	520

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Missouri — continued

Industrial Development Authority of the City of St. Louis Missouri (The), Parkview Health System Obligated Group Rev., VRDO, LOC: FHLMC, 0.20%, 3/7/2022 (b)	1,550	1,550

RBC Municipal Products, Inc. Trust, Floater Certificates

Series C17, Rev., VRDO, LOC: Royal Bank of Canada, 0.24%, 3/7/2022 (b)	14,000	14,000

Series C-16, Rev., VRDO, LOC: Royal Bank of Canada, 0.25%, 3/7/2022 (b)	25,050	25,050

Tender Option Bond Trust Receipts/Certificates

Series 2021-XF1214, Rev., VRDO, LIQ: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	2,000	2,000

Series 2020-XG0300, Rev., VRDO, LIQ: Bank of America NA, 0.24%, 3/7/2022 (b) (c)	7,500	7,500

Series 2020-XG0303, Rev., VRDO, AGM, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	12,605	12,605

Series 2018-XG0184, Rev., VRDO, LOC: Citibank NA, 0.25%, 3/7/2022 (b)	5,000	5,000

		102,205

Nebraska — 0.4%

County of Washington, Cargill, Inc., Recovery Zone Facility Project Series 2010B, Rev., VRDO, 0.23%, 3/7/2022 (b)	9,800	9,800

Tender Option Bond Trust Receipts/Certificates

Series 2021-XL0174, Rev., VRDO, LIQ: Bank of America NA, 0.22%, 3/7/2022 (b) (c)	16,000	16,000

Series 2018-XF2558, Rev., VRDO, LIQ: TD Bank NA, 0.25%, 3/7/2022(b)	8,000	8,000

		33,800

Nevada — 0.8%

County of Clark, Industrial Development, Southwest Gas Corp. Project

Series 2003A, Rev., VRDO, AMT, LOC: Wells Fargo Bank NA, 0.22%, 3/7/2022 (b)	11,700	11,700

Series 2008A, Rev., VRDO, AMT, LOC: MUFG Union Bank NA, 0.23%, 3/7/2022 (b)	30,000	30,000

Nevada Housing Division, Multi-Unit Housing Series 2000A, Rev., VRDO, LOC: FNMA, 0.19%, 3/7/2022 (b)	6,950	6,950

RBC Municipal Products, Inc. Trust, Floater Certificates Series 2019-G98, GO, VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b)	4,750	4,750

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Nevada — continued

Tender Option Bond Trust Receipts/Certificates Series 2020-XM0866, Rev., VRDO, LOC: Royal Bank of Canada, 0.24%, 3/7/2022 (b)	5,000	5,000

		58,400

New Jersey — 2.4%

Borough of Beachwood, General Improvement Water Utility Series 2021A, GO, BAN, 1.00%, 3/3/2022	15,326	15,327

City of Englewood GO, BAN, 1.00%, 3/23/2022	8,908	8,912

Rib Floater Trust Various States Series 2018-020, Rev., VRDO, LIQ: Barclays Bank plc, 0.25%, 3/7/2022 (b) (c)	41,825	41,825

Tender Option Bond Trust Receipts/Certificates

Series 2021-XM0943, Rev., VRDO, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	5,000	5,000

Series 2022-XF2978, Rev., VRDO, LIQ: Barclays Bank plc, 0.23%, 3/7/2022 (b) (c)	8,000	8,000

Series 2018-XX1093, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	9,300	9,300

Township of Maplewood GO, BAN, 1.00%, 7/29/2022	8,900	8,932

Township of Woodbridge, Housing, Sewer and Parking Utility GO, BAN, 1.00%, 3/18/2022	83,605	83,637

		180,933

New Mexico — 0.2%

New Mexico Mortgage Finance Authority Series 2008-B, Rev., VRDO, LOC: FHLMC, 0.20%, 3/7/2022 (b)	2,675	2,675

University of New Mexico (The), Subordinate Lien System Series 2002C, Rev., VRDO, LIQ: U.S. Bank NA, 0.21%, 3/7/2022 (b)	11,835	11,835

		14,510

New York — 9.0%

City of New York, Fiscal Year 2012 Series D, Subseries D-3A, GO, VRDO, LIQ: Bank of New York Mellon Corp. (The), 0.08%, 3/1/2022 (b)	370	370

Gorham-Middlesex Central School District GO, BAN, 1.00%, 6/23/2022	29,796	29,873

Horseheads Central School District GO, BAN, 1.00%, 6/23/2022	82,328	82,546

Johnson City Central School District Series 2021A, GO, BAN, 1.00%, 6/28/2022	22,000	22,059

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Metropolitan Transportation Authority Subseries 2012G-2, Rev., VRDO, LOC: TD Bank NA, 0.19%, 3/7/2022 (b)	11,610	11,610

Metropolitan Transportation Authority, Dedicated Tax Fund

Series 2008A-1, Rev., VRDO, LOC: TD Bank NA, 0.09%, 3/1/2022 (b)	200	200

Series 2008A-2B, Rev., VRDO, LOC: PNC Bank NA, 0.19%, 3/7/2022 (b)	18,555	18,555

Subseries 2008B-3C, Rev., VRDO, LOC: PNC Bank NA, 0.19%, 3/7/2022 (b)	13,370	13,370

New York City Housing Development Corp., Multi-Family Rental Housing, West 89th Street Development Series 2000A, Rev., VRDO, LOC: FNMA, 0.19%, 3/7/2022 (b)	3,830	3,830

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Subseries C-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.21%, 3/7/2022 (b)	5,000	5,000

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014 Subseries D-3, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.11%, 3/1/2022 (b)	4,365	4,365

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015 Subseries A-3, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.09%, 3/1/2022 (b)	1,970	1,970

New York City Water and Sewer System, Fiscal Year 2003 Subseries F-1-A, Rev., VRDO, LIQ: Barclays Bank plc, 0.19%, 3/7/2022 (b)	14,595	14,595

New York City Water and Sewer System, Fiscal Year 2012 Subseries 2012A-2, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.07%, 3/1/2022 (b)	4,725	4,725

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2008

Series 2008-BB-5, Rev., VRDO, LIQ: Bank of America NA, 0.07%, 3/1/2022 (b)	9,425	9,425

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2014 Series AA, Subseries AA1, Rev., VRDO, LIQ: TD Bank NA, 0.09%, 3/1/2022 (b)	5,250	5,250

New York State Energy Research and Development Authority, Consolidated Edison Co. of New York, Inc. Project Subseries A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 0.18%, 3/7/2022 (b)	920	920

Subseries 2004C-2, Rev., VRDO, LOC: Mizuho Bank Ltd., 0.22%, 3/7/2022 (b)	18,785	18,785

New York State Housing Finance Agency, 330 Riverdale Avenue Apartments Series 2008A, Rev., VRDO, LOC: Bank of America NA, 0.21%, 3/7/2022 (b)	9,435	9,435

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York State Housing Finance Agency, 360 West 43rd Street Housing Series A, Rev., VRDO, LOC: FNMA, 0.19%, 3/7/2022 (b)	2,400	2,400

New York State Housing Finance Agency, Tribeca Pointe LLC Series A, Rev., VRDO, LOC: FNMA, 0.19%, 3/7/2022 (b)	1,500	1,500

New York State Housing Finance Agency, Weyant Green Apartments Series 2007A, Rev., VRDO, LOC: FNMA, 0.21%, 3/7/2022 (b)	100	100

New York State Housing Finance Agency, Worth Street, 23rd Chelsea Assocs LLC

Series A, Rev., VRDO, LOC: FNMA, 0.19%, 3/7/2022 (b)	3,400	3,400

Series A, Rev., VRDO, LOC: FNMA, 0.19%, 3/7/2022 (b)	2,100	2,100

Phoenix Central School District GO, BAN, 1.00%, 6/30/2022	26,215	26,286

RBC Municipal Products, Inc. Trust, Floater Certificates

Series E-24, Rev., VRDO, LOC: Royal Bank of Canada, 0.11%, 3/1/2022 (b) (c)	17,605	17,605

Series 2018-E-129, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b)	35,000	35,000

Series 2019E-137, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b)	9,900	9,900

Series E-146, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b)	41,225	41,225

Series E-86, GO, VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	19,165	19,165

Series E-87, GO, VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	14,600	14,600

Series E-88, GO, VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	25,835	25,835

Series E-99, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	27,000	27,000

Series 2018-E-126, Rev., VRDO, LOC: Royal Bank of Canada, 0.25%, 3/7/2022 (b)	35,000	35,000

Rome City School District GO, BAN, 1.50%, 7/27/2022	14,065	14,142

South Lewis Central School District GO, BAN, 1.00%, 7/29/2022	36,490	36,621

Tender Option Bond Trust Receipts/Certificates

Series 2020-XG0272, Rev., VRDO, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	12,000	12,000

Series 2020-YX1158, Rev., VRDO, LIQ: Barclays Bank plc, 0.23%, 3/7/2022 (b) (c)	6,740	6,740

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Series 2021-XF2932, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	8,950	8,950

Series 2021-XL0165, GO, VRDO, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	4,445	4,445

Series 2021-XM0933, GO, VRDO, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	6,000	6,000

Series 2021-XM0937, GO, VRDO, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	2,905	2,905

Series 2021-ZF1248, Rev., VRDO, LIQ: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	2,055	2,055

Series 2022-XX1172, Rev., VRDO, LIQ: Barclays Bank plc, 0.23%, 3/7/2022 (b) (c)	16,250	16,250

Series 2016-ZF0381, Rev., VRDO, LIQ: TD Bank NA, 0.24%, 3/7/2022 (b) (c)	4,370	4,370

Series 2018-XF0685, Rev., VRDO, LIQ: TD Bank NA, 0.24%, 3/7/2022 (b) (c)	20,000	20,000

Series 2020-XF2878, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	16,730	16,730

Series 2020-XF2903, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	13,600	13,600

		682,807

North Carolina — 0.7%

City of Raleigh, Downtown Improvement Projects Series 2005-B-1, COP, VRDO, LIQ: PNC Bank NA, 0.20%, 3/7/2022 (b)	26,700	26,700

North Carolina Medical Care Commission, Moses Cone Health System Series 2001B, Rev., VRDO, LIQ: Bank of Montreal, 0.09%, 3/1/2022 (b)	3,800	3,800

Person County Industrial Facilities and Pollution Control Financing Authority, Recovery Zone Facility, Certainteed Gypsum, Inc. Rev., VRDO, LOC: Credit Industriel et Commercial, 0.24%, 3/7/2022 (b)	23,885	23,885

University of North Carolina, Hospital at Chapel Hill Series 2001 B, Rev., VRDO, LIQ: TD Bank NA, 0.09%, 3/1/2022 (b)	1,300	1,300

		55,685

Ohio — 1.4%

City of Blue Ash, Economic Development, Ursuline Academy of Cincinnati Project Rev., VRDO, LOC: PNC Bank NA, 0.21%, 3/7/2022 (b)	200	200

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Ohio — continued

County of Franklin, CHE Trinity Health Credit Group Series 2013OH, Rev., VRDO, 0.23%, 5/2/2022 (b)	18,000	18,000

County of Hamilton, Hospital Facilities, The Elizabeth Gamble Deaconess Home Association Series 2002B, Rev., VRDO, LOC: PNC Bank NA, 0.19%, 3/7/2022 (b)	7,500	7,500

RBC Municipal Products, Inc. Trust, Floater Certificates

Series 2019-E132, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b)	42,350	42,350

Series 2019-E-134, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b)	11,870	11,870

Series G-30, GO, VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b)	3,905	3,905

State of Ohio, University Hospitals Health System, Inc. Series 2018 B, Rev., VRDO, LOC: PNC Bank NA, 0.19%, 3/7/2022 (b)	5,470	5,470

Tender Option Bond Trust Receipts/Certificates

Series 2021-ZF2950, Rev., VRDO, LIQ: Barclays Bank plc, 0.23%, 3/7/2022 (b) (c)	4,410	4,410

Series 2021-ZF2951, Rev., VRDO, LIQ: Barclays Bank plc, 0.23%, 3/7/2022 (b) (c)	4,385	4,385

Series 2020-XF2889, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	4,705	4,705

		102,795

Oklahoma — 0.2%

RBC Municipal Products, Inc. Trust, Floater Certificates Series E-140, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b)	12,400	12,400

Oregon — 0.1%

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0637, Rev., VRDO, LIQ: Royal Bank of Canada, 0.23%, 3/7/2022 (b)	7,500	7,500

Other — 1.5%

Eagle Tax-Exempt Trust Series 0055F, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.20%, 3/7/2022 (b) (c)	14,000	14,000

FHLMC, Multi-Family VRD Certificates

Series M019, Class A, Rev., VRDO, LIQ: FHLMC, 0.23%, 3/7/2022 (b) (c)	30,536	30,536

Series M020, Class A, Rev., VRDO, LIQ: FHLMC, 0.23%, 3/7/2022 (b) (c)	3,130	3,130

Series M021, Class A, Rev., VRDO, LIQ: FHLMC, 0.23%, 3/7/2022 (b) (c)	36,510	36,510

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other — continued

Series M025, Class A, Rev., VRDO, LIQ: FHLMC, 0.24%, 3/7/2022 (b) (c)	18,220	18,220

Series M026, Class A, Rev., VRDO, LIQ: FHLMC, 0.24%, 3/7/2022 (b) (c)	8,530	8,530

		110,926

Pennsylvania — 4.9%

County of Allegheny

Series 2000C-50, GO, VRDO, LOC: PNC Bank NA, 0.19%, 3/7/2022 (b)	24,360	24,360

Series C-51, GO, VRDO, LOC: PNC Bank NA, 0.19%, 3/7/2022 (b)	12,000	12,000

Delaware Valley Regional Finance Authority, Local Government

Series 2020A, Rev., VRDO, LOC: TD Bank NA, 0.19%, 3/7/2022 (b)	25,150	25,150

Series 2020D, Rev., VRDO, LOC: TD Bank NA, 0.19%, 3/7/2022 (b)	26,510	26,510

Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project Series 2001A, Rev., VRDO, LOC: FNMA, 0.20%, 3/7/2022 (b)	17,110	17,110

Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project Series 2001A, Rev., VRDO, LOC: FNMA, 0.26%, 3/7/2022 (b)	17,080	17,080

Pennsylvania Higher Educational Facilities Authority, Susquehanna University Project Series 2001 H9, Rev., VRDO, LOC: PNC Bank NA, 0.19%, 3/7/2022 (b)	3,100	3,100

Pennsylvania Housing Finance Agency, Single Family Mortgage

Series 2020-132B, Rev., VRDO, LIQ: TD Bank NA, 0.19%, 3/7/2022 (b)	12,075	12,075

Series 2004-86B, Rev., VRDO, AMT, LIQ: TD Bank NA, 0.23%, 3/7/2022 (b)	15,125	15,125

Pennsylvania Turnpike Commission

Series 2020A, Rev., VRDO, LOC: Barclays Bank plc, 0.19%, 3/7/2022 (b)	18,475	18,475

Series 2019-2, Rev., VRDO, LOC: TD Bank NA, 0.20%, 3/7/2022 (b)	25,050	25,050

Philadelphia Gas Works Co. Series D, Rev., VRDO, LOC: TD Bank NA, 0.20%, 3/7/2022 (b)	3,560	3,560

Philadelphia Gas Works Co. 1998 General Ordinance Series B, Rev., VRDO, LOC: TD Bank NA, 0.20%, 3/7/2022 (b)	18,115	18,115

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

RBC Municipal Products, Inc. Trust, Floater Certificates

Series E-111, Rev., VRDO, LOC: Royal Bank of Canada, 0.11%, 3/1/2022 (b) (c)	635	635

Series E-101, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	103,050	103,050

Tender Option Bond Trust Receipts/Certificates

Series 2019-ZF2779, Rev., VRDO, LIQ: Barclays Bank plc, 0.23%, 3/7/2022 (b) (c)	5,070	5,070

Series 2018-XG0201, Rev., VRDO, GTD, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	45,000	45,000

		371,465

Rhode Island — 0.0% (d)

Rhode Island Health and Educational Building Corp., Educational Institution, International Institute of Rhode Island Rev., VRDO, LOC: Bank of America NA, 0.23%, 3/7/2022 (b)	1,210	1,210

Rhode Island Industrial Facilities Corp., Marine Terminal, ExxonMobil Project Rev., VRDO, 0.08%, 3/1/2022 (b)	1,395	1,395

		2,605

South Carolina — 1.2%

County Square Redevelopment Corp., Greenville County, South Carolina Project Rev., BAN, 2.00%, 3/3/2022	11,000	11,001

South Carolina Public Service Authority Series 2019A, Rev., VRDO, LOC: Bank of America NA, 0.23%, 3/7/2022 (b)	35,150	35,150

Tender Option Bond Trust Receipts/Certificates Series 2019-BAML5004, Rev., VRDO, LIQ: Bank of America NA, 0.25%, 3/7/2022 (b) (c)	47,735	47,735

		93,886

Tennessee — 0.6%

Health Educational and Housing Facility Board of the City of Memphis (The), Ashland Lakes Apartments Series 2006 A, Rev., VRDO, LOC: U.S. Bank NA, 0.23%, 3/7/2022 (b)	2,200	2,200

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multi-Family Housing, Retreat Dry Rev., VRDO, LOC: Citibank NA, 0.20%, 3/7/2022 (b)	10,365	10,365

Montgomery County Public Building Authority, Pooled Financing Rev., VRDO, LOC: Bank of America NA, 0.22%, 3/7/2022 (b)	6,595	6,595

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tennessee — continued

Tender Option Bond Trust Receipts/Certificates

Series 2020-XF0994, Rev., VRDO, LIQ: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	4,335	4,335

Series 2015-XF1023, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	5,905	5,905

Series 2018-XF2576, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	15,390	15,390

		44,790

Texas — 2.5%

Bexar County Housing Finance Corp., Multi-Family Housing, Altamonte Apartment Projects Rev., VRDO, LOC: FNMA, 0.23%, 3/7/2022 (b)	10,100	10,100

Calhoun Port Authority, Formosa Plastics Corp. Project Series 2011B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.23%, 3/7/2022 (b) (c)	10,000	10,000

City of Austin, Hotel Occupancy Tax, Subordinate Lien Subseries 2008A, Rev., VRDO, LOC: UBS AG, 0.20%, 3/7/2022 (b)	29,205	29,205

Gulf Coast Waste Disposal Authority, Environmental Facilities, ExxonMobil Project

Series A, Rev., VRDO, 0.11%, 3/1/2022 (b)	6,270	6,270

Series B, Rev., VRDO, 0.11%, 3/1/2022 (b)	3,160	3,160

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System Series 2014D, Rev., VRDO, 0.20%, 3/7/2022 (b)	7,700	7,700

Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project

Subseries A-3, Rev., VRDO, 0.08%, 3/1/2022 (b)	100	100

Series 2002B, Rev., VRDO, 0.11%, 3/1/2022 (b)	4,950	4,950

Subseries B-2, Rev., VRDO, 0.11%, 3/1/2022 (b)	6,645	6,645

RBC Municipal Products, Inc. Trust, Floater Certificates

Series 2018-G-84, GO, VRDO, PSF-GTD, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b)	7,125	7,125

Series E141, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	28,000	28,000

Series E-149, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	10,000	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	57

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Series E-150, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	5,000	5,000

Series G-20, GO, VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	10,000	10,000

Series G-21, GO, VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b)	5,000	5,000

Series G-34, GO, VRDO, PSF-GTD, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	5,400	5,400

State of Texas, Veterans

Series 2011A, GO, VRDO, LIQ: State Street Bank & Trust, 0.20%, 3/7/2022 (b)	15,235	15,235

Series 2012B, GO, VRDO, LIQ: State Street Bank & Trust, 0.20%, 3/7/2022 (b)	10,485	10,485

Tarrant County Cultural Education Facilities Finance Corp., Baylor Healthcare System Project Series 2011C, Rev., VRDO, LOC: TD Bank NA, 0.09%, 3/1/2022 (b)	3,200	3,200

Tender Option Bond Trust Receipts/Certificates

Series 2018-XG0193, Rev., VRDO, GNMA COLL, LIQ: Royal Bank of Canada, 0.23%, 3/7/2022 (b)	3,085	3,085

Series 2018-ZF2570, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	5,995	5,995

Series 2020-YX1132, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	5,005	5,005

		191,660

Utah — 0.4%

City of Murray, IHC Health Services, Inc.

Series 2005D, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.07%, 3/1/2022 (b)	17,800	17,800

County of Utah, IHC Health Services, Inc.

Series 2018C, Rev., VRDO, LIQ: TD Bank NA, 0.07%, 3/1/2022 (b)	10,000	10,000

		27,800

Virginia — 2.4%

Fairfax County Industrial Development Authority, Virginia Health Care, Inova Health System Project

Series 2016C, Rev., VRDO, 0.21%, 3/7/2022 (b)	4,350	4,350

Series 2018C, Rev., VRDO, 0.21%, 3/7/2022 (b)	2,435	2,435

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Virginia — continued

Loudoun County Economic Development Authority, Howard Hughes Medical Institute Series 2003F, Rev., VRDO, 0.19%, 3/7/2022 (b)	8,595	8,595

Norfolk Economic Development Authority, Sentara Healthcare Series 2016A, Rev., VRDO, 0.20%, 3/7/2022 (b)	12,735	12,735

Roanoke Economic Development Authority, Carilion Clinic Obligated Group Series 2020B, Rev., VRDO, LIQ: PNC Bank NA, 0.20%, 3/7/2022 (b)	43,890	43,890

Roanoke Economic Development Authority, Carilion Health System Obligated Group Series 2005A, Rev., VRDO, LIQ: PNC Bank NA, 0.20%, 3/7/2022 (b)	62,515	62,515

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF0606, Rev., VRDO, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	8,500	8,500

Series 2018-XL0069, Rev., VRDO, LIQ: Barclays Bank plc, 0.23%, 3/7/2022 (b) (c)	12,400	12,400

Series 2018-ZF2713, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	5,000	5,000

Series 2018-ZF2714, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	7,000	7,000

Series 2018-ZM0583, Rev., VRDO, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	5,415	5,415

Series 2020-XF2923, Rev., VRDO, LIQ: Barclays Bank plc, 0.23%, 3/7/2022 (b) (c)	8,600	8,600

		181,435

Washington — 1.5%

Port of Grays Harbor Industrial Development Corp., Murphy Co. Project Series 2007, Rev., VRDO, LOC: U.S. Bank NA, 0.24%, 3/7/2022 (b)	3,000	3,000

Port of Seattle, Subordinate Lien Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.24%, 3/7/2022 (b)	33,000	33,000

Port of Tacoma, Subordinate Lien

Rev., VRDO, AMT, LOC: PNC Bank NA, 0.22%, 3/7/2022 (b)	24,915	24,915

Series 2019A, Rev., VRDO, AMT, LOC: PNC Bank NA, 0.22%, 3/7/2022 (b)	18,500	18,500

Port of Vancouver, United Grain Corp., of Oregon Project Rev., VRDO, LOC: Bank of America NA, 0.26%, 3/7/2022 (b)	10,000	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Washington — continued

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2718, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	8,800	8,800

Series 2018-ZF2682, Rev., VRDO, GTD, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	7,000	7,000

Series 2021-XL0195, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	11,250	11,250

		116,465

West Virginia — 0.1%

West Virginia Hospital Finance Authority, University Health System Series 2018 C, Rev., VRDO, LOC: TD Bank NA, 0.20%, 3/7/2022 (b)	10,845	10,845

Wisconsin — 0.6%

Tender Option Bond Trust Receipts/Certificates Series 2020-XL0147, Rev., VRDO, AGM, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	5,320	5,320

Town of Red Cedar, Fairmount Minerals Ltd. Rev., VRDO, LOC: PNC Bank NA, 0.23%, 3/7/2022 (b)	10,000	10,000

Wisconsin Housing and Economic Development Authority Series 2007 F, Rev., VRDO, AMT, LOC: Bank of America NA, 0.22%, 3/7/2022 (b)	8,865	8,865

Wisconsin Housing and Economic Development Authority, Home Ownership

Series 2021B, Rev., VRDO, LIQ: FHLB, 0.20%, 3/7/2022 (b)	4,000	4,000

Series C, Rev., VRDO, AMT, LIQ: Royal Bank of Canada, 0.20%, 3/7/2022 (b)	19,205	19,205

		47,390

Wyoming — 0.5%

County of Lincoln, Pollution Control, ExxonMobil Project Rev., VRDO, AMT, 0.12%, 3/1/2022 (b)	9,575	9,575

Wyoming Community Development Authority

Series 2019-2, Rev., VRDO, LIQ: Royal Bank of Canada, 0.20%, 3/7/2022 (b)	9,000	9,000

Series 2021-2, Rev., VRDO, LIQ: Royal Bank of Canada, 0.20%, 3/7/2022 (b)	9,500	9,500

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wyoming — continued

Wyoming Community Development Authority, Composite Reoffering Housing

Series 2007-11, Rev., VRDO, AMT, LIQ: FHLB, 0.24%, 3/7/2022 (b)	4,625	4,625

Series 2007-6, Rev., VRDO, AMT, LIQ: FHLB, 0.24%, 3/7/2022 (b)	3,950	3,950

		36,650

Total Municipal Bonds (Cost $4,441,266)		4,441,266

	SHARES (000)
Variable Rate Demand Preferred Shares — 10.7%

California — 2.2%

Nuveen California Dividend Advantage Municipal Fund

Series 4, LIQ: Royal Bank of Canada, 0.27%, 3/7/2022 # (c)	58,500	58,500

Series 1-1362, LIQ: Societe Generale, 0.29%, 3/7/2022 # (c)	59,200	59,200

Nuveen California Quality Municipal Income Fund

Series 7, LIQ: Royal Bank of Canada, 0.27%, 3/7/2022 # (c)	21,000	21,000

Series 3, LIQ: TD Bank NA, 0.29%, 3/7/2022 # (c)	26,800	26,800

		165,500

New York — 0.8%

Nuveen New York AMT-Free Municipal Income Fund

Series 5, LIQ: TD Bank NA, 0.24%, 3/7/2022 # (c)	40,000	40,000

Series 1, LIQ: Societe Generale, 0.25%, 3/7/2022 # (c)	18,600	18,600

		58,600

Other — 7.7%

Nuveen AMT-Free Municipal Credit Income Fund Series 5, LIQ: Societe Generale, 0.25%, 3/7/2022 # (c)	110,200	110,200

Nuveen AMT-Free Municipal Income Fund Series 3, LIQ: TD Bank NA, 0.25%, 3/7/2022 # (c)	173,500	173,500

Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund Series 6, LIQ: Sumitomo Mitsui Banking Corp., 0.25%, 3/7/2022 # (c)	100,300	100,300

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	59

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS (a)	SHARES ($000)	VALUE ($000)
Variable Rate Demand Preferred Shares — continued

Other — continued

Nuveen New York Dividend Advantage Municipal Fund Series 1-2118, LIQ: Barclays Bank plc, 0.29%, 3/7/2022 # (c)	51,600	51,600

Nuveen Quality Municipal Income Fund Series 2-2525, LIQ: Barclays Bank plc, 0.29%, 3/7/2022 # (c)	151,900	151,900

		587,500

Total Variable Rate Demand Preferred Shares (cost $811,600)		811,600

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 30.8%

Commercial Paper — 30.8%

Alachua County Health Facilities Authority Series 08-A, 0.12%, 3/3/2022	25,000	25,000

Board of Regents of the University of Texas System

Series A, 0.16%, 3/7/2022	25,000	25,000

Series A, 0.09%, 3/9/2022	25,000	25,000

Series A, 0.11%, 3/16/2022	15,000	15,000

Series A, 0.25%, 3/18/2022	20,000	20,000

Series A, 0.16%, 3/21/2022	22,000	22,000

Series A, 0.24%, 3/22/2022	11,000	11,000

Series A, 0.15%, 3/29/2022	20,000	20,000

Series A, 0.16%, 4/26/2022	25,000	25,000

California Statewide Communities Development Authority

Series 9B-4, 0.12%, 3/8/2022	25,000	25,000

Series 9B-3, 0.14%, 3/10/2022	15,000	15,000

Series 9B-2, 0.13%, 3/15/2022	25,000	25,000

Series B-6, 0.17%, 3/17/2022	11,000	11,000

Series D, 0.23%, 3/22/2022	30,500	30,500

Series 9B-4, 0.35%, 5/3/2022	30,000	29,989

Series 08-C, 0.14%, 5/4/2022	25,100	25,100

Series 08-C, 0.33%, 5/5/2022	35,865	35,865

0.16%, 6/2/2022	18,000	18,000

Series 08-B, 0.16%, 6/8/2022	27,000	27,000

Series B-5, 0.16%, 6/9/2022	9,000	9,000

Series 09-D, 0.17%, 6/9/2022	10,000	10,000

Series 08-B, 0.20%, 6/15/2022	14,000	14,000

Series 09-D, 0.52%, 6/15/2022	30,000	30,000

Series B-6, 0.20%, 7/12/2022	16,250	16,250

Series 9B-3, 0.23%, 7/14/2022	19,000	19,000

Series 9B-2, 0.70%, 7/19/2022	50,000	50,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

City of Atlanta Water and Wastewater 0.18%, 4/25/2022	33,695	33,695

City of Atlanta, Tax Exempt Series J-2, 0.32%, 4/13/2022	30,000	30,000

City of Houston, Tax Exempt

Series A, 0.13%, 3/3/2022	10,000	10,000

Series G-2, 0.18%, 3/10/2022	10,000	10,000

Series H-2, 0.18%, 3/10/2022	10,000	10,000

Series A, 0.20%, 3/10/2022	10,000	10,000

Series A, 0.28%, 3/17/2022	32,000	32,000

City of Los Angeles, Wastewater System Tax Exempt

Series A-1, 0.17%, 3/1/2022	43,000	43,000

Series A-2, 0.17%, 3/1/2022	53,000	53,000

City of Rochester, Tax Exempt

Series 2011, 0.20%, 3/9/2022	50,000	50,000

Series 2014, 0.18%, 3/15/2022	25,000	25,000

Series 2011, 0.30%, 4/6/2022	80,000	80,000

County of Harris, Tax Exempt Series C, 0.17%, 3/2/2022	22,815	22,815

County of Hillsborough, Tax Exempt

Series A, 0.13%, 3/3/2022	13,000	13,000

Series A, 0.23%, 3/24/2022	13,420	13,420

County of Montgomery, Tax Exempt Series 10-A, 0.31%, 4/6/2022	30,000	30,000

County of York

0.15%, 3/1/2022	21,000	21,000

Series 00B1, 0.15%, 3/1/2022	21,000	21,000

Series 00B3, 0.15%, 3/1/2022	20,450	20,450

City of Jacksonville, Tax Exempt

Series 92, 0.48%, 5/17/2022	18,300	18,300

Series 94, 0.48%, 5/17/2022	35,960	35,960

East Bay Municipal Utility District, Tax Exempt

Series A-2, 0.12%, 3/2/2022	8,940	8,940

Series A-2, 0.09%, 3/3/2022	20,000	20,000

Series A-1, 0.10%, 3/3/2022	15,400	15,400

Series A-2, 0.23%, 4/5/2022	15,000	15,000

Health and Educational Facilities Authority of the State of Missouri, Tax Exempt

Series 14-B, 0.17%, 3/7/2022	50,000	50,000

Series 14-C, 0.12%, 3/10/2022	40,000	40,000

Series 14-D, 0.65%, 6/9/2022	50,000	50,000

Series 14-E, 0.65%, 6/9/2022	50,000	50,000

Indiana Finance Authority, Tax Exempt Series D-2, 0.17%, 3/9/2022	103,825	103,825

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

Jacksonville Health Care Authority Series 2016, 0.20%, 3/9/2022	121,000	121,000

Maryland Health and Higher Educational Facilities Authority Series B, 0.11%, 3/7/2022	10,000	10,000

Metropolitan Government of Nashville & Davidson County

Series 2021, 0.12%, 3/7/2022	12,500	12,500

Series 2021, 0.12%, 3/16/2022	40,000	40,000

Series 2021, 0.31%, 4/6/2022	25,000	25,000

Omaha Public Power District, Tax Exempt

Series A, 0.09%, 3/9/2022	12,500	12,500

Series A, 0.30%, 3/24/2022	12,500	12,500

Series A, 0.43%, 5/10/2022	15,000	15,000

Salt River Project Agricultural Improvement and Power District, Tax Exempt

Series C, 0.17%, 3/3/2022	28,000	28,000

Series C, 0.23%, 3/17/2022	18,800	18,800

San Diego County Water Authority, Tax Exempt Series 10, 0.40%, 4/13/2022	15,000	15,000

San Diego Public Facilities Financing Authority Water, Tax Exempt Series A, 0.18%, 5/16/2022	44,877	44,877

San Francisco City & County Public Utilities Commission Wastewater, Tax Exempt

Series A-4, 0.09%, 3/8/2022	26,909	26,909

Series A-7, 0.17%, 3/8/2022	15,004	15,004

Series A-1, 0.17%, 3/9/2022	40,325	40,325

Series A-6, 0.20%, 3/9/2022	42,838	42,838

Southwestern Illinois Development Authority, Tax Exempt

Series 17-B, 0.10%, 3/8/2022	49,870	49,870

Series 17-B, 0.30%, 4/5/2022	10,000	10,000

State Building Product, Inc. Series 8, 0.20%, 4/28/2022	38,700	38,700

State of California Department of Water Resources, Tax Exempt Series 1, 0.37%, 4/5/2022	12,493	12,493

State of California, Tax Exempt

Series A-1, 0.17%, 3/1/2022	34,395	34,395

Series A-5, 0.17%, 3/1/2022	15,090	15,090

Series A-3, 0.14%, 3/2/2022	20,000	20,000

Series A-5, 0.17%, 3/10/2022	23,000	23,000

Series A-5, 0.23%, 3/21/2022	15,000	15,000

Series A-1, 0.28%, 3/22/2022	10,000	10,000

Series A-7, 0.35%, 3/24/2022	7,575	7,575

Series A6, 0.22%, 4/5/2022	25,000	25,000

Series A-1, 0.37%, 4/5/2022	15,000	15,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

State of Wisconsin, Tax Exempt

Series 06-A, 0.13%, 3/3/2022	14,643	14,643

Series 13-A, 0.13%, 3/3/2022	24,153	24,153

Trustees of Indiana University, Tax Exempt

Series 2018, 0.55%, 6/2/2022	15,000	15,000

University of Washington, Tax Exempt

Series A, 0.45%, 5/10/2022	9,800	9,800

Total Commercial Paper (cost $2,334,481)		2,334,481

Total Short-Term Investments (cost $2,334,481)		2,334,481

Total Investments — 100.1% (Cost $7,587,347) *		7,587,347
Liabilities in Excess of Other Assets — (0.1)%		(7,495)

NET ASSETS — 100.0%		7,579,852

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COLL	Collateral
COP	Certificate of Participation
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
LOC	Letter of Credit
PSF-GTD	Permanent School Fund Guaranteed
Rev.	Revenue
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Amount rounds to less than 0.1% of net assets.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 28, 2022.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	61

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 68.9%

Alaska — 2.8%

Alaska Housing Finance Corp., Home Mortgage

Series 2002-A, Rev., VRDO, AMT, LIQ: FHLB, 0.12%, 3/1/2022 (b)	19,910	19,910

Series 2007A, Rev., VRDO, LIQ: State Street Bank & Trust, 0.20%, 3/7/2022 (b)	8,000	8,000

		27,910

Arizona — 1.4%

Industrial Development Authority of the City of Phoenix (The), Mayo Clinic Series 2014B, Rev., VRDO, LIQ: Northern Trust Co., 0.06%, 3/1/2022(b)	5,965	5,965

Tender Option Bond Trust Receipts/Certificates

Series 2021-XF2944, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	5,210	5,210

Series 2020-YX1154, Rev., VRDO, LOC: Barclays Bank plc, 0.25%, 3/7/2022 (b) (c)	3,125	3,125

		14,300

California — 1.2%

San Diego Housing Authority, Multi-Family Housing Series 2006B, Rev., VRDO, LOC: Citibank NA, 0.26%, 3/7/2022 (b)	1,180	1,180

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF0679, Rev., VRDO, LIQ: Bank of America NA, 0.24%, 3/7/2022(b)(c)	5,265	5,265

Series 2021-XG0346, Rev., VRDO, LOC: Bank of America NA, 0.27%, 3/7/2022 (b) (c)	3,280	3,280

Series 2021-ZF1264, Rev., VRDO, LOC: Bank of America NA, 0.27%, 3/7/2022 (b) (c)	2,700	2,700

		12,425

Colorado — 4.7%

County of Arapahoe, Multi-Family Rental Housing, Hunter’s Run Holdings LP Rev., VRDO, LOC: FHLMC, 0.23%, 3/7/2022 (b)	325	325

RBC Municipal Products, Inc. Trust, Floater Certificates Series 2019-G114, Rev., VRDO, LOC: Royal Bank of Canada, 0.45%, 6/1/2022 (b) (c)	7,500	7,500

Tender Option Bond Trust Receipts/Certificates

Series 2022-XF2968, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022(b)(c)	7,500	7,500

Series 2016-ZF0467, Rev., VRDO, LOC: Royal Bank of Canada, 0.27%, 3/7/2022 (b) (c)	25,000	25,000

Series 2018-XG0197, Rev., VRDO, LIQ: Bank of America NA, 0.27%, 3/7/2022 (b) (c)	3,250	3,250

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — continued

Series 2019-XF0757, Rev., VRDO, LOC: Bank of America NA, 0.27%, 3/7/2022 (b) (c)	2,895	2,895

		46,470

Florida — 6.3%

Alachua County Housing Finance Authority, Multi-Family, Santa Fe Apartments Project Rev., VRDO, LOC: Citibank NA, 0.22%, 3/7/2022 (b)	2,830	2,830

County of Bay, Gulf Power Co. Project Rev., VRDO, AMT, 0.14%, 3/1/2022 (b)	3,355	3,355

County of Broward, Power and Light Co. Project Series 2018A, Rev., VRDO, AMT, 0.13%, 3/1/2022 (b)	10,365	10,365

County of St. Lucie, Power and Light Co. Project

Rev., VRDO, 0.11%, 3/1/2022 (b)	9,960	9,960

Rev., VRDO, 0.13%, 3/1/2022 (b)	2,050	2,050

Florida Housing Finance Corp., Multi-Family Mortgage, Boynton Bay Apartments Series 2007-I, Rev., VRDO, LOC: Citibank NA, 0.23%, 3/7/2022 (b)	5,290	5,290

Miami-Dade County Industrial Development Authority, Solid Waste Disposal, Florida Power and Light Co. Project Rev., VRDO, 0.13%, 3/1/2022 (b)	3,000	3,000

RBC Municipal Products, Inc. Trust, Floater Certificates

Series G-115, Rev., VRDO, LOC: Royal Bank of Canada, 0.45%, 3/1/2022 (b)	8,000	8,000

Series G-25, Rev., VRDO, LOC: Royal Bank of Canada, 0.45%, 4/1/2022 (b) (c)	7,600	7,600

Tender Option Bond Trust Receipts/Certificates

Series 2019-XF2808, Rev., VRDO, LIQ: Barclays Bank plc, 0.23%, 3/7/2022 (b) (c)	7,500	7,500

Series 2019-ZF0826, Rev., VRDO, LOC: Royal Bank of Canada, 0.29%, 3/7/2022 (b)	2,800	2,800

		62,750

Georgia — 2.1%

Development Authority of Douglas County, Pandosia LLC Project Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.23%, 3/7/2022 (b)	2,030	2,030

Development Authority of Monroe County (The), Power and Light Co. Project Rev., VRDO, AMT, 0.14%, 3/1/2022 (b)	10,000	10,000

Tender Option Bond Trust Receipts/Certificates Series 2022-ZF2973, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.28%, 3/7/2022 (b) (c)	7,500	7,500

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Georgia — continued

Valdosta and Lowndes County Industrial Development Authority, Steeda Autosports Project Rev., VRDO, LOC: Bank of America NA, 0.26%, 3/7/2022 (b)	1,350	1,350

		20,880

Hawaii — 0.3%

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-13, GO, VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	2,675	2,675

Illinois — 2.7%

Chicago Midway International Airport, Second Lien Series 2004C-1, Rev., VRDO, AMT, LOC: Bank of Montreal, 0.23%, 3/7/2022 (b)	2,540	2,540

County of Will, ExxonMobil Project Rev., VRDO, 0.11%, 3/1/2022 (b)	1,230	1,230

Illinois Finance Authority, Edward Health Obligated Group Series 2008C, Rev., VRDO, LOC: TD Bank NA, 0.19%, 3/7/2022 (b)	140	140

Illinois Finance Authority, Toyal America, Inc. Project Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.28%, 3/7/2022 (b)	6,000	6,000

RBC Municipal Products, Inc. Trust, Floater Certificates Series E-151, GO, VRDO, LOC: Royal Bank of Canada, 0.24%, 3/7/2022 (b) (c)	7,500	7,500

Tender Option Bond Trust Receipts/Certificates

Series 2021-XL0170, Rev., VRDO, LIQ: Barclays Bank plc, 0.23%, 3/7/2022 (b) (c)	5,000	5,000

Series 2018-XM0686, Rev., VRDO, LOC: Bank of America NA, 0.28%, 3/7/2022 (b) (c)	4,680	4,680

		27,090

Indiana — 1.5%

City of Indianapolis, Multi-Family Housing, Nora Commons Series 2004B, Rev., VRDO, LOC: U.S. Bank NA, 0.26%, 3/7/2022 (b)	590	590

Indiana Finance Authority, Parkview Health System, Inc. Series 2009B, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.09%, 3/1/2022 (b)	5,600	5,600

Indiana Finance Authority, Solid Waste Disposal, Four-Leaf Clover Dairy LLC Rev., VRDO, LOC: Bank of America NA, 0.25%, 3/7/2022 (b)	4,100	4,100

Indiana Finance Authority, Solid Waste Disposal, New Holland Dairy Leasing Rev., VRDO, LOC: Bank of America NA, 0.26%, 3/7/2022 (b)	1,860	1,860

Tender Option Bond Trust Receipts/Certificates Series 2016-ZF0280, Rev., VRDO, LIQ: TD Bank NA, 0.25%, 3/7/2022 (b) (c)	2,500	2,500

		14,650

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Iowa — 2.7%

Iowa Finance Authority, Midwestern Disaster Area, Archer-Daniels-Midland Co. Project Rev., VRDO, 0.23%, 3/7/2022 (b)	6,165	6,165

Iowa Finance Authority, Midwestern Disaster Area, Cargill, Inc. Project Series 2011A, Rev., VRDO, 0.23%, 3/7/2022 (b)	3,800	3,800

Iowa Finance Authority, Single Family Mortgage-Backed Securities Program Series 2019E, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 0.20%, 3/7/2022 (b)	2,660	2,660

Iowa Finance Authority, Solid Waste Facilities, MidAmerican Energy Co. Project Rev., VRDO, AMT, 0.23%, 3/7/2022 (b)	14,240	14,240

		26,865

Kentucky — 0.4%

Tender Option Bond Trust Receipts/Certificates Series 2017-XG0113, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	3,735	3,735

Maine — 0.7%

Maine State Housing Authority, Mortgage Purchase Series 2017D-2, Rev., VRDO, AMT, LIQ: TD Bank NA, 0.23%, 3/7/2022 (b)	7,415	7,415

Maryland — 0.0% (d)

Washington Suburban Sanitary Commission Series B-3, Rev., VRDO, BAN, GTD, LIQ: State Street Bank & Trust, 0.20%, 3/7/2022 (b)	120	120

Massachusetts — 0.7%

Cape Cod Regional Transit Authority GO, RAN, 1.00%, 7/22/2022	6,500	6,519

Michigan — 0.7%

Michigan State Housing Development Authority, Rental Housing Series 2016E, Rev., VRDO, AMT, LIQ: UBS AG, 0.22%, 3/7/2022(b)	7,340	7,340

Minnesota — 0.8%

City of Minneapolis, Health Care System, Fairview Health Services Series 2018C, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.09%, 3/1/2022 (b)	2,400	2,400

Minnesota Higher Education Facilities Authority, Concordia University, St. Paul Series 6Q, Rev., VRDO, LOC: U.S. Bank NA, 0.08%, 3/1/2022 (b)	5,820	5,820

		8,220

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	63

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Mississippi — 2.6%

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project

Series 2009E, Rev., VRDO, 0.08%, 3/1/2022 (b)	3,030	3,030

Series 2010 H, Rev., VRDO, 0.08%, 3/1/2022 (b)	9,300	9,300

Series 2010 I, Rev., VRDO, 0.08%, 3/1/2022 (b)	1,355	1,355

Series 2010K, Rev., VRDO, 0.08%, 3/1/2022 (b)	3,795	3,795

Series 2011 G, Rev., VRDO, 0.08%, 3/1/2022 (b)	3,000	3,000

Series 2011A, Rev., VRDO, 0.08%, 3/1/2022 (b)	970	970

Series 2011C, Rev., VRDO, 0.08%, 3/1/2022 (b)	4,465	4,465

		25,915

Missouri — 3.8%

Health and Educational Facilities Authority of the State of Missouri, BJC Health System Series C, Rev., VRDO, LIQ: BJC Health System, 0.19%, 3/7/2022 (b)	10,360	10,360

Rib Floater Trust Various States Series 2017-010, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	21,950	21,950

Tender Option Bond Trust Receipts/Certificates Series 2017-XG0157, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	5,190	5,190

		37,500

Nevada — 2.0%

County of Clark, Industrial Development, Southwest Gas Corp. Project Series 2008A, Rev., VRDO, AMT, LOC: MUFG Union Bank NA, 0.23%, 3/7/2022 (b)	20,000	20,000

New Jersey — 3.7%

Borough of Raritan Series 2021A, GO, BAN, 1.50%, 7/7/2022	5,692	5,717

Borough of Saddle River GO, BAN, 1.00%, 4/22/2022	5,116	5,121

Tender Option Bond Trust Receipts/Certificates Series 2020-XF0957, Rev., VRDO, LOC: Royal Bank of Canada, 0.27%, 3/7/2022 (b) (c)	2,500	2,500

Township of Galloway GO, BAN, 1.00%, 8/10/2022	7,725	7,751

Township of Lopatcong GO, 1.00%, 3/18/2022	4,234	4,236

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Jersey — continued

Township of Lyndhurst GO, BAN, 1.00%, 3/11/2022	1,500	1,500

Township of Robbinsville Series 2021A, GO, BAN, 1.00%, 7/19/2022	1,858	1,864

Township of West Orange GO, BAN, 1.50%, 5/5/2022	8,465	8,484

		37,173

New York — 9.8%

City of Kingston Series 2021A, GO, BAN, 1.50%, 3/18/2022	5,773	5,776

County of Clinton GO, BAN, 1.50%, 7/28/2022	3,214	3,231

Cuba-Rushford Central School District GO, BAN, 1.00%, 6/24/2022	7,000	7,001

Greene Central School District Series 2021B, GO, BAN, 1.50%, 6/30/2022	2,000	2,008

Hastings-On-Hudson Union Free School District GO, BAN, 1.50%, 3/4/2022	7,500	7,501

Homer Central School District GO, BAN, 1.00%, 7/21/2022	4,229	4,241

Lakeland Central School District GO, BAN, 1.25%, 8/19/2022	1,059	1,064

Metropolitan Transportation Authority, Dedicated Tax Fund Series 2008A-2B, Rev., VRDO, LOC: PNC Bank NA, 0.19%, 3/7/2022 (b)	2,165	2,165

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Subseries C-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.21%, 3/7/2022 (b)	16,625	16,625

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2014 Series AA, Subseries AA-1, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.09%, 3/1/2022 (b)	8,585	8,585

RBC Municipal Products, Inc. Trust, Floater Certificates Series E-146, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	2,500	2,500

Skaneateles Central School District Series 2021B, GO, BAN, 1.00%, 8/17/2022	1,359	1,364

Sodus Central School District GO, BAN, 1.00%, 6/29/2022	10,000	10,003

Springville-Griffith Institute Central School District GO, BAN, 1.00%, 8/19/2022	1,965	1,973

Tender Option Bond Trust Receipts/Certificates

Series 2018-XM0692, Rev., VRDO, LIQ: Royal Bank of Canada, 0.23%, 3/7/2022 (b)	3,000	3,000

Series 2021-XF2940, Rev., VRDO, LIQ: UBS AG, 0.23%, 3/7/2022 (b) (c)	5,305	5,305

Series 2021-XL0184, GO, VRDO, LIQ: Wells Fargo Bank NA, 0.23%, 3/7/2022 (b) (c)	2,000	2,000

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Series 2021-XL0199, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	7,000	7,000

Series 2017-XF2419, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	3,285	3,285

Series 2020-XF2868, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	1,900	1,900

Trust for Cultural Resources of The City of New York, The Museum of Modern Art Series 2006A-2, Rev., VRDO, 0.19%, 3/7/2022 (b)	1,900	1,900

		98,427

North Carolina — 0.6%

Person County Industrial Facilities and Pollution Control Financing Authority, Recovery Zone Facility, Certainteed Gypsum, Inc. Rev., VRDO, LOC: Credit Industriel et Commercial, 0.24%, 3/7/2022 (b)	5,750	5,750

Ohio — 2.8%

Milford Exempt Village School District GO, BAN, 1.63%, 4/5/2022	6,000	6,008

Ohio Housing Finance Agency, Mortgage-Backed Securities Program

Series 2006J, Rev., VRDO, AMT, GNMA/FNMA COLL, LIQ: TD Bank NA, 0.23%, 3/7/2022 (b)	3,680	3,680

Series 2016E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 0.23%, 3/7/2022 (b)	4,520	4,520

Series 2016E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 0.23%, 3/7/2022 (b)	4,760	4,760

RBC Municipal Products, Inc. Trust, Floater Certificates Series 2022C-18, Rev., VRDO, LOC: Royal Bank of Canada, 0.24%, 3/7/2022 (b) (c)	9,000	9,000

		27,968

Oregon — 1.0%

Marion County Housing Authority, Residence at Marian Rev., VRDO, LOC: U.S. Bank NA, 0.24%, 3/7/2022 (b)	225	225

Port of Portland, Special Obligation, Horizon Air Industries, Inc., Project Rev., VRDO, LOC: Bank of America NA, 0.12%, 3/1/2022 (b)	1,900	1,900

Tender Option Bond Trust Receipts/Certificates Series 2022-ZF1277, Rev., VRDO, LIQ: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	7,500	7,500

		9,625

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other — 2.3%

Eagle Tax-Exempt Trust Series 0055F, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.20%, 3/7/2022 (b) (c)	5,000	5,000

FHLMC, Multi-Family VRD Certificates

Series M021, Class A, Rev., VRDO, LIQ: FHLMC, 0.23%, 3/7/2022 (b) (c)	9,500	9,500

Series M025, Class A, Rev., VRDO, LIQ: FHLMC, 0.24%, 3/7/2022 (b) (c)	4,210	4,210

Series M026, Class A, Rev., VRDO, LIQ: FHLMC, 0.24%, 3/7/2022 (b) (c)	4,570	4,570

		23,280

Pennsylvania — 0.3%

Pennsylvania Housing Finance Agency, Single Family Mortgage Series 2004-83C, Rev., VRDO, AMT, LIQ: TD Bank NA, 0.23%, 3/7/2022 (b)	3,145	3,145

South Carolina — 0.4%

County Square Redevelopment Corp., Greenville County, South Carolina Project Rev., BAN, 2.00%, 3/3/2022	1,555	1,555

Tender Option Bond Trust Receipts/Certificates Series 2019-ZF0824, Rev., VRDO, LOC: Bank of America NA, 0.27%, 3/7/2022 (b) (c)	2,325	2,325

		3,880

Tennessee — 0.7%

Tender Option Bond Trust Receipts/Certificates

Series 2020-YX1139, Rev., VRDO, LOC: Barclays Bank plc, 0.25%, 3/7/2022 (b) (c)	3,795	3,795

Series 2019-XG0268, Rev., VRDO, LIQ: Bank of America NA, 0.26%, 3/7/2022 (b) (c)	3,475	3,475

		7,270

Texas — 6.1%

Gilmer Industrial Development Corp., Duoline Technologies LP Series 2008A, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.30%, 3/7/2022 (b)	5,215	5,215

Gulf Coast Waste Disposal Authority, Environmental Facilities, ExxonMobil Project Rev., VRDO, 0.11%, 3/1/2022 (b)	3,200	3,200

Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project

Series 2002B, Rev., VRDO, 0.11%, 3/1/2022 (b)	15,560	15,560

Subseries B-2, Rev., VRDO, 0.11%, 3/1/2022 (b)	6,605	6,605

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	65

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Subseries B-4, Rev., VRDO, 0.11%, 3/1/2022 (b)	3,520	3,520

State of Texas, Veterans

Series 2015 A, GO, VRDO, LIQ: State Street Bank & Trust, 0.20%, 3/7/2022 (b)	2,000	2,000

GO, VRDO, AMT, LIQ: State Street Bank & Trust, 0.24%, 3/7/2022 (b)	6,000	6,000

Series 2002A-2, GO, VRDO, AMT, LIQ: State Street Bank & Trust, 0.24%, 3/7/2022 (b)	4,210	4,210

State of Texas, Veterans Housing Assistance Program Series 2010C, GO, VRDO, LIQ: State Street Bank & Trust, 0.20%, 3/7/2022 (b)	3,340	3,340

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF2662, GO, VRDO, PSF-GTD, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	3,840	3,840

Series 2022-ZF2969, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	7,500	7,500

		60,990

Utah — 1.3%

County of Utah, IHC Health Services, Inc. Series 2018C, Rev., VRDO, LIQ: TD Bank NA, 0.07%, 3/1/2022 (b)	9,255	9,255

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0652, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	3,425	3,425

		12,680

Virginia — 1.2%

Botetourt County Industrial Development Authority, Altec Industries Rev., VRDO, LOC: Bank of America NA, 0.24%, 3/7/2022 (b)	7,400	7,400

Prince William County Industrial Development Authority, Sewer Disposal Facilities, Dale Service Corp., Project Rev., VRDO, LOC: Wells Fargo Bank NA, 0.25%, 3/7/2022 (b)	50	50

Tender Option Bond Trust Receipts/Certificates Series 2022-XL0201, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	4,500	4,500

		11,950

Washington — 0.9%

King County Housing Authority, Overlake Tod Housing LP Series 2001B, Rev., VRDO, LOC: Bank of America NA, 0.24%, 3/7/2022 (b)	4,075	4,075

Port of Tacoma, Subordinate Lien Rev., VRDO, AMT, LOC: PNC Bank NA, 0.22%, 3/7/2022 (b)	5,085	5,085

		9,160

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — 0.4%

Wisconsin Housing and Economic Development Authority, Multi-Family Housing Series 2007A, Rev., VRDO, LIQ: FHLB, 0.22%, 3/7/2022 (b)	3,940	3,940

Total Municipal Bonds (Cost $688,017)		688,017

	SHARES (000)
Variable Rate Demand Preferred Shares — 9.4%

California — 1.0%

Nuveen California Dividend Advantage Municipal Fund Series 4, LIQ: Royal Bank of Canada, 0.27%, 3/7/2022 # (c)	10,000	10,000

Other — 7.4%

BlackRock MuniYield Fund III, Inc. LIQ: TD Bank NA, 0.31%, 3/7/2022 # (c)	30,000	30,000

Nuveen Quality Municipal Income Fund

Series 2-2525, LIQ: Barclays Bank plc, 0.29%, 3/7/2022 # (c)	20,000	20,000

Series 3-1277, LIQ: Barclays Bank plc, 0.29%, 3/7/2022 # (c)	24,200	24,200

		74,200

Pennsylvania — 1.0%

BlackRock MuniYield Pennsylvania Quality Fund Series W-7, LIQ: TD Bank NA, 0.30%, 3/7/2022 # (c)	10,000	10,000

Total Variable Rate Demand Preferred Shares (Cost $94,200)		94,200

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 20.3%

Commercial Paper — 20.3%

Board of Regents of the University of Texas System Series A, 0.21%, 3/14/2022	15,000	15,000

California Statewide Communities Development Authority

Series 9B-1, 0.12%, 3/9/2022	10,000	10,000

Series D, 0.12%, 3/9/2022	4,000	4,000

Series 9B-3, 0.14%, 3/10/2022	7,500	7,500

Series 9B-1, 0.52%, 6/15/2022	11,000	11,000

City of Atlanta, Tax Exempt

Series K-2, 0.16%, 4/13/2022	5,000	5,000

Series K-2, 0.16%, 4/13/2022	13,530	13,530

Series J-2, 0.32%, 4/13/2022	7,905	7,905

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

City of Houston, Tax Exempt

Series A, 0.13%, 3/3/2022	10,000	10,000

Series A, 0.20%, 3/10/2022	10,000	10,000

Series G-2, 0.22%, 3/10/2022	5,000	5,000

Series H-2, 0.24%, 3/10/2022	4,000	4,000

Series A, 0.28%, 3/17/2022	15,000	15,000

County of Hillsborough, Tax Exempt Series A, 0.18%, 4/7/2022	4,700	4,700

County of Montgomery, Tax Exempt Series 10-A, 0.31%, 4/6/2022	10,000	10,000

El Paso Water and Sewer

Series A, 0.15%, 3/4/2022	15,000	15,000

Series A, 0.19%, 4/5/2022	15,000	15,000

Miami Dade College Foundation, Inc., Tax Exempt

Series 2021, 0.14%, 3/4/2022	3,540	3,540

Series 2021, 0.20%, 3/8/2022	4,000	4,000

San Bernardino County Transportation Authority Series A, 0.12%, 4/6/2022	6,784	6,784

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

State of California, Tax Exempt Series A-1, 0.32%, 3/29/2022	5,000	5,000

University of North Texas System, Tax Exempt Series A, 0.15%, 3/17/2022	11,325	11,325

University of Washington, Tax Exempt Series A, 0.48%, 6/3/2022	10,000	10,000

Total Commercial Paper (Cost $203,284)		203,284

Total Short-Term Investments (Cost $203,284)		203,284

Total Investments — 98.6% (Cost $985,501) *		985,501
Other Assets Less Liabilities — 1.4%		13,945

NET ASSETS — 100.0%		999,446

Percentages indicated are based on net assets.

Abbreviations

AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COLL	Collateral
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
LOC	Letter of Credit
PSF-GTD	Permanent School Fund Guaranteed
RAN	Revenue Anticipation Note
Rev.	Revenue
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 28, 2022.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	67

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 63.1%

California — 63.1%

Bonita Unified School District Series 2016B, GO, 4.00%, 8/1/2022	160	163

Brentwood Union School District GO, 5.00%, 8/1/2022	150	153

Burlingame Financing Authority, Community Center Project Rev., 5.00%, 7/1/2022	200	203

California Health Facilities Financing Authority, Cedars-Sinai Medical Center Series A, Rev., 5.00%, 8/15/2022	100	102

California Health Facilities Financing Authority, Memorial Health Services Series 2012A, Rev., 5.00%, 10/1/2022	145	149

California Infrastructure and Economic Development Bank, Industrial Development, Silva Corks USA LLC Project Series 2006, Rev., VRDO, LOC: Bank of America NA, 0.26%, 3/7/2022 (b)	1,425	1,425

California Municipal Finance Authority, Exempt Facilities, ExxonMobil Corp. Rev., VRDO, 0.12%, 3/1/2022 (b)	4,555	4,555

California Municipal Finance Authority, Recovery Zone Facility, Chevron USA, Inc., Project

Series 2010A, Rev., VRDO, 0.06%, 3/1/2022 (b)	4,595	4,595

Series 2010A, Rev., VRDO, 0.06%, 3/1/2022 (b)	3,500	3,500

California State Public Works Board, Office of Emergency Services Series 2017F, Rev., 5.00%, 4/1/2022	300	301

California Statewide Communities Development Authority, Western University of Health Sciences Series 2007A, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.16%, 3/7/2022 (b)	2,870	2,870

Chino Valley Unified School District GO, 5.00%, 8/1/2022	100	102

City of Irvine, Assessment District No. 03-19 Series B, Rev., VRDO, LOC: U.S. Bank NA, 0.08%, 3/1/2022 (b)	1,900	1,900

City of Los Angeles Rev., TRAN, 4.00%, 6/23/2022	945	956

City of Modesto, Live Oak Apartments Project Series 1994, Rev., VRDO, FNMA, LIQ: FNMA, 0.32%, 3/7/2022 (b)	400	400

City of San Jose, Multi-Family Housing, Almaden Lake Village Apartments

Series 1997A, Rev., VRDO, LOC: FNMA, 0.24%, 3/7/2022 (b)	8,500	8,500

Series 2000A, Rev., VRDO, LOC: FNMA, 0.25%, 3/7/2022 (b)	2,000	2,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

Clovis Unified School District, Election of 2020 Series 2020A, GO, 3.00%, 8/1/2022	500	506

County of Los Angeles Rev., TRAN, 4.00%, 6/30/2022	580	586

County of Riverside Rev., TRAN, 2.00%, 6/30/2022	795	800

East Bay Municipal Utility District, Water System

Series 2008-A1, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.16%, 3/7/2022 (b)	675	675

Series 2012B, Rev., 5.00%, 6/1/2022	200	202

Series 2014B, Rev., 5.00%, 6/1/2022	200	203

Franklin-McKinley School District, Election of 2016 Series C, GO, 3.00%, 8/1/2022	100	101

Fremont Unified School District, Election of 2014 Series D, GO, 4.00%, 8/1/2022	200	203

Fresno County Financing Authority Rev., 5.00%, 4/1/2022	400	402

Los Angeles County Schools, Transportation Pooled Financing Program Series A, Rev., 2.00%, 6/1/2022	8,065	8,104

Los Angeles Department of Water and Power, Water System Series 2021A-2, Rev., VRDO, LIQ: TD Bank NA, 0.05%, 3/1/2022 (b)	1,045	1,045

Modesto Public Financing Authority Rev., VRDO, LOC: Bank of the West, 0.20%, 3/7/2022 (b)	6,900	6,900

Palmdale Elementary School District Series 2021A, GO, 4.00%, 8/1/2022	1,625	1,652

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-118, VRDO, LOC: Royal Bank of Canada, 0.35%, 4/1/2022 (b) (c)	2,000	2,000

Riverside County Transportation Commission, Sales Tax Series 2017A, Rev., 4.00%, 6/1/2022	140	141

San Diego County Regional Transportation Commission, Sales Tax

Series 2012A, Rev., 5.00%, 4/1/2022	275	276

Series 2021A, Rev., 5.00%, 10/1/2022	175	180

San Diego Unified School District Series A, Rev., TRAN, 4.00%, 6/30/2022	750	760

San Diego Unified School District, Election of 2008 Series 2021L-2, GO, 4.00%, 7/1/2022	135	137

San Joaquin County Transportation Authority, Measure K Sales Tax Rev., 5.00%, 3/1/2022	200	200

San Jose Unified School District, Election of 2012 Series 2019F, GO, 4.00%, 8/1/2022	100	102

Southern California Public Power Authority, Southern Transmission Project

Series 2015A, Rev., 5.00%, 7/1/2022	265	269

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

Series 2018A, Rev., 5.00%, 7/1/2022	300	305

Southwestern Community College District, Election of 2016 Series 2021C, GO, 3.00%, 8/1/2022	690	698

State of California Department of Water Resources, Power Supply Series 2015O, Rev., 5.00%, 5/1/2022 (d)	345	348

State of California, Various Purpose

GO, 5.00%, 5/1/2022	110	111

GO, 5.25%, 9/1/2022	195	200

Tender Option Bond Trust Receipts/Certificates

Series 2019-ZF2844, COP, VRDO, LIQ: Citibank NA, 0.22%, 3/7/2022 (b) (c)	5,435	5,435

Series 2021-XF1238, Rev., VRDO, LIQ: Royal Bank of Canada, 0.22%, 3/7/2022 (b)	1,700	1,700

Series 2022-ZF1283, Rev., VRDO, LOC: Royal Bank of Canada, 0.22%, 3/7/2022 (b) (c)	3,000	3,000

Series 2016-XF2322, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.23%, 3/7/2022 (b) (c)	7,500	7,500

Series 2017-XX1045, Rev., VRDO, LIQ: Barclays Bank plc, 0.23%, 3/7/2022 (b) (c)	7,000	7,000

Series 2018-XF2737, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	2,000	2,000

Series 2018-XM0712, GO, VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	2,230	2,230

Series 2018-ZF2744, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	6,900	6,900

Series 2018-ZF2771, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	3,080	3,080

Series 2018-ZM0585, GO, VRDO, LIQ: Wells Fargo Bank NA, 0.23%, 3/7/2022 (b) (c)	3,750	3,750

Series 2019-XM0741, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	1,000	1,000

Series 2020-XG0304, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	4,260	4,260

Series 2020-XM0837, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	2,300	2,300

Series 2020-YX1149, Rev., VRDO, LIQ: Barclays Bank plc, 0.23%, 3/7/2022 (b) (c)	4,775	4,775

Series 2021-XF1219, GO, VRDO, LIQ: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	5,000	5,000

Series 2021-XF1224, GO, VRDO, LIQ: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	3,730	3,730

Series 2021-XF1244, GO, VRDO, LIQ: TD Bank NA, 0.23%, 3/7/2022 (b) (c)	1,500	1,500

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

Series 2021-XF2956, GO, VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	4,500	4,500

Series 2021-XG0313, GO, VRDO, LOC: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	1,590	1,590

Series 2019-XM0750, Rev., VRDO, LIQ: Bank of America NA, 0.24%, 3/7/2022 (b) (c)	3,000	3,000

Series 2020-YX1153, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	7,105	7,105

Series 2021-XG0340, Rev., VRDO, LOC: Bank of America NA, 0.25%, 3/7/2022 (b) (c)	2,250	2,250

Series 2021-XG0341, Rev., VRDO, LOC: Bank of America NA, 0.25%, 3/7/2022 (b) (c)	2,085	2,085

Total Municipal Bonds (Cost $144,670)		144,670

	SHARES (000)
Variable Rate Demand Preferred Shares — 8.7%

California — 8.7%

BlackRock MuniYield California Quality Fund, Inc. Series W7-1665, LIQ: TD Bank NA, 0.29%, 3/7/2022 # (c)	9,000	9,000

Nuveen California Dividend Advantage Municipal Fund

Series 4, LIQ: Royal Bank of Canada, 0.27%, 3/7/2022 # (c)	4,000	4,000

Series 1-1362, LIQ: Societe Generale, 0.29%, 3/7/2022 # (c)	7,000	7,000

Total Variable Rate Demand Preferred Shares (Cost $20,000)		20,000

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 26.6%

Commercial Paper — 26.6%

California Statewide Communities Development Authority

Series D, 0.12%, 3/9/2022	8,000	8,000

Series 08-C, 0.14%, 5/4/2022	2,000	2,000

City of Los Angeles, Wastewater System Tax Exempt Series A-2, 0.17%, 3/1/2022	9,000	9,000

East Bay Municipal Utility District, Tax Exempt Series A-2, 0.12%, 3/2/2022	2,000	2,000

Los Angeles County Capital Asset Leasing Corp. Series B, 0.25%, 3/23/2022	4,000	4,000

Municipal Improvement Corp. of Los Angeles Series A-1, 0.19%, 3/16/2022	4,000	4,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	69

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

San Bernardino County Transportation Authority Series A, 0.12%, 4/6/2022	2,000	2,000

San Diego County Water Authority, Tax Exempt

Series 10, 0.17%, 3/2/2022	3,000	3,000

Series 10, 0.40%, 4/13/2022	5,000	5,000

San Francisco City & County Public Utilities Commission Wastewater, Tax Exempt

Series A-1, 0.17%, 3/9/2022	9,000	9,000

Santa Clara Valley Water District, Tax Exempt

Series A, 0.13%, 4/5/2022	2,600	2,600

State of California Department of Water Resources, Tax Exempt

Series 1, 0.37%, 4/5/2022	2,000	2,000

State of California, Tax Exempt

Series A-5, 0.17%, 3/1/2022	1,000	1,000

Series A-3, 0.14%, 3/2/2022	2,000	2,000

Series A-5, 0.17%, 3/10/2022	2,000	2,000

Series A-1, 0.28%, 3/22/2022	1,870	1,870

Series A-7, 0.35%, 3/24/2022	1,500	1,500

Total Commercial Paper (Cost $60,970)		60,970

Total Short-Term Investments (Cost $60,970)		60,970

Total Investments—98.4% (Cost $225,640) *		225,640
Other Assets Less Liabilities — 1.6%		3,635

Net Assets — 100.0%		229,275

Percentages indicated are based on net assets.

Abbreviations

COP	Certificate of Participation
FNMA	Federal National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
LOC	Letter of Credit
Rev.	Revenue
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Security is prerefunded or escrowed to maturity.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 28, 2022.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 85.7%

New York — 85.7%

Albany Industrial Development Agency, Civic Facility, Living Resources Corp., Project Series 2007A, Rev., VRDO, LOC: HSBC Bank USA NA, 0.21%, 3/7/2022 (b)	2,365	2,365

Amherst Development Corp., Student Housing Facility, South Lake Village Project Series 2010B, Rev., VRDO, LOC: HSBC Bank USA NA, 0.30%, 3/7/2022 (b)	11,515	11,515

Battery Park City Authority Series 2019D-2, Rev., VRDO, LIQ: TD Bank NA, 0.19%, 3/7/2022(b)	9,200	9,200

Bay Shore Union Free School District GO, TAN, 1.25%, 6/24/2022	5,090	5,106

Berlin Central School District GO, BAN, 1.00%, 6/29/2022	3,000	3,008

City of Hudson Series 2021A, GO, BAN, 1.00%, 6/24/2022	3,029	3,036

City of Ithaca GO, BAN, 1.00%, 7/22/2022	4,824	4,839

City of Kingston Series 2021A, GO, BAN, 1.50%, 3/18/2022	6,000	6,003

City of New York, Fiscal Year 2006 Series I, Subseries I-4, GO, VRDO, LOC: TD Bank NA, 0.09%, 3/1/2022 (b)	500	500

City of New York, Fiscal Year 2012 Series D, Subseries D-3A, GO, VRDO, LIQ: Bank of New York Mellon Corp. (The), 0.08%, 3/1/2022 (b)	2,355	2,355

City of New York, Fiscal Year 2013 Subseries A-3, GO, VRDO, LOC: Mizuho Bank Ltd., 0.08%, 3/1/2022 (b)	6,905	6,905

City of New York, Fiscal Year 2014 Series D, Subseries D-4, GO, VRDO, LOC: TD Bank NA, 0.09%, 3/1/2022 (b)	1,080	1,080

City of New York, Fiscal Year 2017 Subseries 2017A-7, GO, VRDO, LOC: Bank of the West, 0.10%, 3/1/2022(b)	6,480	6,480

City of Peekskill GO, BAN, 1.00%, 8/25/2022	1,850	1,857

City of Syracuse, School District Purpose GO, RAN, 1.00%, 4/15/2022	10,770	10,780

City of Troy GO, BAN, 1.50%, 7/29/2022	4,832	4,857

Connetquot Central School District of Islip GO, TAN, 1.50%, 6/24/2022	5,075	5,093

County of Clinton GO, BAN, 1.50%, 7/28/2022	3,500	3,519

Cuba-Rushford Central School District GO, BAN, 1.00%, 6/24/2022	4,915	4,916

East Bloomfield Central School District GO, BAN, 1.25%, 6/23/2022	5,353	5,370

Erie County Industrial Development Agency (The), Our Lady Victory Corp. Series 2007A, Rev., VRDO, LOC: HSBC Bank USA NA, 0.22%, 3/7/2022 (b)	2,755	2,755

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Hancock Central School District GO, BAN, 1.00%, 7/21/2022	4,331	4,345

Hastings-On-Hudson Union Free School District GO, BAN, 1.50%, 3/4/2022	7,500	7,501

Metropolitan Transportation Authority

Subseries E-3, Rev., VRDO, LOC: Bank of America NA, 0.07%, 3/1/2022 (b)	385	385

Subseries 2012G-2, Rev., VRDO, LOC: TD Bank NA, 0.19%, 3/7/2022 (b)	400	400

Metropolitan Transportation Authority, Dedicated Tax Fund

Series 2008A-1, Rev., VRDO, LOC: TD Bank NA, 0.09%, 3/1/2022 (b)	1,460	1,460

Series 2008A-2B, Rev., VRDO, LOC: PNC Bank NA, 0.19%, 3/7/2022 (b)	4,000	4,000

Subseries 2008B-3C, Rev., VRDO, LOC: PNC Bank NA, 0.19%, 3/7/2022 (b)	11,630	11,630

Montauk Union Free School District GO, TAN, 1.25%, 6/23/2022	2,000	2,006

Nassau County Industrial Development Agency, Clinton Plaza Senior Housing Project Rev., VRDO, LOC: FNMA, 0.24%, 3/7/2022 (b)	6,000	6,000

New York City Housing Development Corp., Fifth Avenue Apartments Series 2006A, Rev., VRDO, LOC: Citibank NA, 0.22%, 3/7/2022 (b)	6,490	6,490

New York City Housing Development Corp., Multi-Family, 1090 Franklin Avenue Apartments Series 2005A, Rev., VRDO, LOC: Citibank NA, 0.21%, 3/7/2022 (b)	2,220	2,220

New York City Housing Development Corp., Multi-Family, 90 Washington Street Series 2005A, Rev., VRDO, LOC: FNMA, 0.20%, 3/7/2022 (b)	425	425

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013

Subseries C-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.21%, 3/7/2022 (b)	20,640	20,640

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015

Subseries A-3, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.09%, 3/1/2022 (b)	160	160

Subseries A-4, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.11%, 3/1/2022 (b)	2,830	2,830

New York City Water and Sewer System, Fiscal Year 2003 Subseries F-1-A, Rev., VRDO, LIQ: Barclays Bank plc, 0.19%, 3/7/2022 (b)	6,695	6,695

New York City Water and Sewer System, Fiscal Year 2012 Subseries 2012A-2, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.07%, 3/1/2022 (b)	4,325	4,325

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	71

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2008 Series 2008-BB-5, Rev., VRDO, LIQ: Bank of America NA, 0.07%, 3/1/2022 (b)	900	900

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2014

Series 2014AA-4, Rev., VRDO, LIQ: State Street Bank & Trust, 0.08%, 3/1/2022 (b)	385	385

Series AA, Subseries AA-1, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.09%, 3/1/2022 (b)	7,710	7,710

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series 2015BB-2, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.09%, 3/1/2022 (b)	6,250	6,250

New York State Dormitory Authority, Bidding Group 1 Bonds Series 2018C, Rev., 5.00%, 3/15/2022	425	426

New York State Dormitory Authority, Cornell University Series 2019B, Rev., VRDO, LIQ: U.S. Bank NA, 0.09%, 3/1/2022 (b)	2,750	2,750

New York State Dormitory Authority, Highland Community Development Corp. Series 1994B, Rev., VRDO, LOC: HSBC Bank USA NA, 0.20%, 3/7/2022 (b)	1,840	1,840

New York State Dormitory Authority, Royal Charter Properties Series A, Rev., VRDO, LOC: FNMA, 0.12%, 3/7/2022 (b)	195	195

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2015A, Rev., 5.00%, 3/15/2022	410	411

New York State Energy Research and Development Authority, Consolidated Edison Co. of New York, Inc. Project

Series 2005A-1, Rev., VRDO, LOC: Mizuho Bank Ltd., 0.19%, 3/7/2022 (b)	900	900

Series 2010A-1, Rev., VRDO, LOC: The Bank of Nova Scotia, 0.22%, 3/7/2022 (b)	400	400

Subseries 2004C-2, Rev., VRDO, LOC: Mizuho Bank Ltd., 0.22%, 3/7/2022 (b)	7,725	7,725

New York State Housing Finance Agency, 160 Madison Avenue LLC Series 2013A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.08%, 3/1/2022 (b)	925	925

New York State Housing Finance Agency, 330 Riverdale Avenue Apartments Series 2008A, Rev., VRDO, LOC: Bank of America NA, 0.21%, 3/7/2022 (b)	1,315	1,315

New York State Housing Finance Agency, Clarkstown Maplewood Gardens Series 2009A, Rev., VRDO, LOC: FHLMC, 0.21%, 3/7/2022 (b)	1,160	1,160

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York State Housing Finance Agency, Historic Front Street Series 2003A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.21%, 3/7/2022 (b)	5,850	5,850

Onondaga County Industrial Development Agency, Civic Facility, Syracuse Home Association Project Rev., VRDO, LOC: HSBC Bank USA NA, 0.24%, 3/7/2022 (b)	3,850	3,850

RBC Municipal Products, Inc. Trust, Floater Certificates

Series E-118, GO, VRDO, LOC: Royal Bank of Canada, 0.11%, 3/1/2022 (b)	6,600	6,600

Series E-118, GO, VRDO, LOC: Royal Bank of Canada, 0.11%, 3/1/2022 (b) (c)	3,275	3,275

Series 2018-G5, GO, VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022(b)(c)	6,000	6,000

Series 2019E-137, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b)	12,700	12,700

Rye City School District GO, BAN, 1.00%, 7/1/2022	2,955	2,961

Shelter Island Union Free School District GO, TAN, 1.25%, 6/24/2022	1,500	1,505

Sodus Central School District GO, BAN, 1.00%, 6/29/2022	4,320	4,321

State of New York Mortgage Agency, Homeowner Mortgage Series 2, Rev., VRDO, LIQ: UBS AG, 0.19%, 3/7/2022 (b)	2,790	2,790

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2646, Rev., VRDO, LIQ: Citibank NA, 0.22%, 3/7/2022 (b)	1,340	1,340

Series 2021-XL0169, Rev., VRDO, LIQ: Bank of America NA, 0.22%, 3/7/2022 (b) (c)	2,905	2,905

Series 2016-ZM0129, Rev., VRDO, LIQ: Royal Bank of Canada, 0.23%, 3/7/2022 (b)	4,240	4,240

Series 2018-XF2656, Rev., VRDO, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b)	800	800

Series 2018-XM0692, Rev., VRDO, LIQ: Royal Bank of Canada, 0.23%, 3/7/2022 (b)	6,600	6,600

Series 2018-ZF2740, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	2,600	2,600

Series 2018-ZM0661, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	5,000	5,000

Series 2018-ZM0682, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	5,000	5,000

Series 2019-XF0829, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b)	4,015	4,015

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Series 2019-XF0838, Rev., VRDO, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	1,600	1,600

Series 2019-XF0847, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/7/2022 (b)	5,075	5,075

Series 2019-XF0858, Rev., VRDO, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	4,200	4,200

Series 2019-ZF0832, Rev., VRDO, LOC: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	945	945

Series 2020-XF0947, Rev., VRDO, LIQ: TD Bank NA, 0.23%, 3/7/2022 (b) (c)	8,750	8,750

Series 2020-XG0272, Rev., VRDO, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	8,700	8,700

Series 2020-XG0276, Rev., VRDO, LOC: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	12,955	12,955

Series 2020-XG0277, Rev., VRDO, AGM, LIQ: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	15,860	15,860

Series 2020-XM0852, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	13,500	13,500

Series 2020-ZF0929, Rev., VRDO, LOC: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	5,655	5,655

Series 2020-ZF2918, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.23%, 3/7/2022 (b) (c)	2,430	2,430

Series 2020-ZF2919, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.23%, 3/7/2022 (b) (c)	2,500	2,500

Series 2020-ZM0807, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	5,950	5,950

Series 2021-XF2955, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	7,500	7,500

Series 2021-XG0350, Rev., VRDO, LOC: Bank of America NA, 0.23%, 3/7/2022 (b) (c)	1,830	1,830

Series 2021-XL0164, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.23%, 3/7/2022 (b) (c)	9,335	9,335

Series 2021-XL0199, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.23%, 3/7/2022 (b) (c)	5,000	5,000

Series 2021-ZF1217, Rev., VRDO, LIQ: Royal Bank of Canada, 0.23%, 3/7/2022 (b) (c)	3,590	3,590

Series 2017-XF2481, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	2,160	2,160

Series 2020-XF2910, Rev., VRDO, AGM, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	7,730	7,730

Series 2020-XF2914, Rev., VRDO, BAN, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	22,640	22,640

Series 2020-XL0153, Rev., VRDO, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	2,500	2,500

Series 2020-XX1127, Rev., VRDO, AGM, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	5,220	5,220

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Series 2021-XF2935, Rev., VRDO, AGM, LOC: Barclays Bank plc, 0.24%, 3/7/2022 (b) (c)	13,355	13,355

Town of Riverhead Series 2021A, GO, BAN, 1.00%, 8/17/2022	2,900	2,910

Town of Vestal Series 2021A, GO, BAN, 1.00%, 5/6/2022	8,430	8,442

Triborough Bridge and Tunnel Authority

Subseries 2005 B-3, Rev., VRDO, LOC: State Street Bank & Trust, 0.08%, 3/1/2022 (b)	7,895	7,895

Series 2003B-1, Rev., VRDO, LOC: U.S. Bank NA, 0.11%, 3/1/2022 (b)	275	275

Subseries 2005B-4C, Rev., VRDO, LOC: U.S. Bank NA, 0.11%, 3/1/2022 (b)	2,700	2,700

Trust for Cultural Resources of The City of New York, The Museum of Modern Art

Series 2006A-1, Rev., VRDO, 0.19%, 3/7/2022 (b)	19,835	19,835

Series 2006A-2, Rev., VRDO, 0.19%, 3/7/2022 (b)	3,250	3,250

Union Springs Central School District GO, BAN, 0.75%, 4/29/2022	4,220	4,220

Village of Hamburg GO, BAN, 1.00%, 7/21/2022	6,800	6,821

Village of Kings Point, Various Purpose GO, BAN, 1.00%, 7/22/2022	3,410	3,421

Webutuck Central School District GO, BAN, 1.00%, 6/23/2022	4,825	4,836

West Hempstead Union Free School District GO, BAN, 1.25%, 6/10/2022	5,500	5,509

Total Municipal Bonds (Cost $537,789)		537,789

	SHARES (000)
Variable Rate Demand Preferred Shares — 14.2%

New York — 14.2%

BlackRock MuniYield New York Quality Fund, Inc. Series W7-2477, LIQ: TD Bank NA, 0.30%, 3/7/2022 # (c)	40,000	40,000

Nuveen New York AMT-Free Municipal Income Fund Series 3, LIQ: Sumitomo Mitsui Banking Corp., 0.25%, 3/7/2022 # (c)	28,200	28,200

Nuveen New York Dividend Advantage Municipal Fund Series 1, LIQ: TD Bank NA, 0.30%, 3/7/2022 # (c)	20,500	20,500

Total Variable Rate Demand Preferred Shares (Cost $88,700)		88,700

Total Investments — 99.9% (Cost $626,489) *		626,489
Other Assets Less Liabilities — 0.1%		884

NET ASSETS — 100.0%		627,373

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	73

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
LOC	Letter of Credit
RAN	Revenue Anticipation Note
Rev.	Revenue
TAN	Tax Anticipation Note
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 28, 2022.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	75

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2022

(Amounts in thousands, except per share amounts)

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund		JPMorgan Securities Lending Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$59,991,515		$1,259,861		$1,911,878
Repurchase agreements, at value	9,208,000		—		10,000
Cash	399,995		1,213		1
Receivables:
Investment securities sold	—		15,466		—
Investment securities sold — delayed delivery securities	—		1,700		—
Interest from non-affiliates	11,257		1,066		419
Interest from affiliates	1		—		—

Total Assets	69,610,768		1,279,306		1,922,298

LIABILITIES:
Payables:
Distributions	1,952		16		151
Investment securities purchased	—		1,200		—
Accrued liabilities:
Investment advisory fees	3,020		48		36
Administration fees	2,053		33		26
Service fees	349		7		—
Custodian and accounting fees	343		32		28
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—
Other	1,495		57		63

Total Liabilities	9,212		1,393		304

Net Assets	$69,601,556		$1,277,913		$1,921,994

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund	JPMorgan Securities Lending Money Market Fund
NET ASSETS:
Paid-in-Capital	$69,616,124	$1,278,097	$1,922,874
Total distributable earnings (loss)	(14,568)	(184)	(880)

Total Net Assets	$69,601,556	$1,277,913	$1,921,994

Net Assets:
Academy	$918,415	$—	$—
Agency	1,403,993	17,084	—
Agency SL	—	—	1,921,994
Capital	40,505,885	182,500	—
Class C	539	—	—
Empower	564,948	—	—
IM	9,524,945	723,312	—
Institutional Class	14,794,803	355,017	—
Morgan	877,230	—	—
Premier	1,007,946	—	—
Reserve	2,852	—	—

Total	$69,601,556	$1,277,913	$1,921,994

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Academy	918,105	—	—
Agency	1,403,229	17,078	—
Agency SL	—	—	1,922,783
Capital	40,495,411	182,440	—
Class C	539	—	—
Empower	564,820	—	—
IM	9,522,073	723,119	—
Institutional Class	14,790,466	354,913	—
Morgan	876,597	—	—
Premier	1,007,537	—	—
Reserve	2,850	—	—

Net Asset Value offering and redemption price per share
Academy	$1.0003	$—	$—
Agency	1.0005	1.0003	—
Agency SL	—	—	0.9996
Capital	1.0003	1.0003	—
Class C	1.0003	—	—
Empower	1.0002	—	—
IM	1.0003	1.0003	—
Institutional Class	1.0003	1.0003	—
Morgan	1.0007	—	—
Premier	1.0004	—	—
Reserve	1.0006	—	—

Cost of investments in non-affiliates	$60,001,270	$1,260,073	$1,912,758
Cost of repurchase agreements	9,208,000	—	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	77

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2022 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Liquid Assets Money Market Fund		JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$5,491,935		$61,091,312		$7,862,310
Repurchase agreements, at value	765,000		180,313,377		14,206,239
Cash	15,005		5,475,229		798,630
Receivables:
Fund shares sold	—		6,437		—
Interest from non-affiliates	820		77,281		15,450
Interest from affiliates	—	(a)	13		2

Total Assets	6,272,760		246,963,649		22,882,631

LIABILITIES:
Payables:
Distributions	48		2,057		66
Investment securities purchased	—		2,199,985		—
Fund shares redeemed	—		3,825		—
Accrued liabilities:
Investment advisory fees	319		3,973		812
Administration fees	217		2,810		557
Service fees	90		765		34
Custodian and accounting fees	45		543		68
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Other	568		3,389		465

Total Liabilities	1,287		2,217,347		2,002

Net Assets	$6,271,473		$244,746,302		$22,880,629

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid-in-Capital	$6,271,761	$244,751,279	$22,881,446
Total distributable earnings (loss)	(288)	(4,977)	(817)

Total Net Assets	$6,271,473	$244,746,302	$22,880,629

Net Assets:
Academy	$—	$10,734,174	$100
Agency	691,008	8,485,249	914,835
Capital	1,804,197	166,488,233	10,784,903
Class C	21,564	—	461,114
E*Trade	—	387,687	—
Empower	—	4,160,732	112,014
IM	—	10,046,645	30
Institutional Class	1,763,092	27,455,761	7,963,115
Investor	1,804	1,858,457	16,665
Morgan	453,086	1,956,424	350,701
Premier	1,532,491	5,330,175	2,032,795
Reserve	4,231	7,409,330	244,357
Service	—	433,435	—

Total	$6,271,473	$244,746,302	$22,880,629

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Academy	—	10,734,366	100
Agency	691,021	8,485,528	914,869
Capital	1,804,208	166,491,603	10,785,281
Class C	21,566	—	461,125
E*Trade	—	387,694	—
Empower	—	4,160,798	112,028
IM	—	10,046,815	30
Institutional Class	1,763,136	27,456,331	7,963,415
Investor	1,804	1,858,511	16,666
Morgan	453,098	1,956,460	350,722
Premier	1,532,525	5,330,270	2,032,857
Reserve	4,231	7,409,443	244,358
Service	—	433,444	—

Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$5,491,935	$61,091,312	$7,862,310
Cost of repurchase agreements	765,000	180,313,377	14,206,239

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	79

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2022 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund		JPMorgan Tax Free Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$1,677,058		$96,463,126		$7,587,347
Cash	41,537		1,589,945		5
Receivables:
Due from custodian	—		50,000		—
Investment securities sold	—		999,993		55
Investment securities sold — delayed delivery securities	—		—		2,195
Fund shares sold	107		—		—
Interest from non-affiliates	125		9,520		5,420
Interest from affiliates	—	(a)	4		—
Due from adviser	28		—		—
Prepaid expenses and other assets	129		—		—

Total Assets	1,718,984		99,112,588		7,595,022

LIABILITIES:
Payables:
Distributions	5		265		71
Investment securities purchased	—		7,296,517		13,950
Fund shares redeemed	89		—		—
Accrued liabilities:
Investment advisory fees	—		3,675		453
Administration fees	—		2,512		308
Service fees	—	(a)	19		204
Custodian and accounting fees	13		253		25
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	—
Other	105		1,930		159

Total Liabilities	212		7,305,171		15,170

Net Assets	$1,718,772		$91,807,417		$7,579,852

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund
NET ASSETS:
Paid-in-Capital	$1,718,944	$91,808,036	$7,580,079
Total distributable earnings (loss)	(172)	(619)	(227)

Total Net Assets	$1,718,772	$91,807,417	$7,579,852

Net Assets:
Academy	$—	$131,020	$—
Agency	217,942	3,173,164	281,075
Capital	—	57,422,062	—
Empower	—	29,519	—
IM	—	224	—
Institutional Class	1,322,211	23,076,533	5,135,738
Morgan	55,291	2,206,039	17,140
Premier	123,328	1,947,356	338,064
Reserve	—	3,821,500	1,807,835

Total	$1,718,772	$91,807,417	$7,579,852

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Academy	—	131,020	—
Agency	217,988	3,173,190	281,061
Capital	—	57,422,380	—
Empower	—	29,518	—
IM	—	224	—
Institutional Class	1,322,583	23,076,680	5,135,474
Morgan	55,305	2,206,052	17,140
Premier	123,361	1,947,367	338,046
Reserve	—	3,821,516	1,807,792

Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$1,677,058	$96,463,126	$7,587,347

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	81

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2022 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Municipal Money Market Fund		JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$985,501		$225,640		$626,489
Cash	2		8		2
Receivables:
Investment securities sold	11,796		3,605		—
Investment securities sold — delayed delivery securities	1,710		100		—
Interest from non-affiliates	991		276		1,001

Total Assets	1,000,000		229,629		627,492

LIABILITIES:
Payables:
Distributions	3		1		5
Investment securities purchased	—		254		—
Accrued liabilities:
Investment advisory fees	55		3		18
Administration fees	37		2		12
Service fees	26		4		18
Custodian and accounting fees	11		7		8
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Other	422		83		58

Total Liabilities	554		354		119

Net Assets	$999,446		$229,275		$627,373

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	JPMorgan Municipal Money Market Fund	JPMorgan California Municipal Money Market Fund	JPMorgan New York Municipal Money Market Fund
NET ASSETS:
Paid-in-Capital	$999,454	$229,305	$627,397
Total distributable earnings (loss)	(8)	(30)	(24)

Total Net Assets	$999,446	$229,275	$627,373

Net Assets:
Agency	$38,272	$2,527	$50,157
Institutional Class	879,357	87,260	425,093
Morgan	24,236	3,744	50,015
Premier	37,902	126,122	97,415
Reserve	—	—	2,142
Service	19,679	9,622	2,551

Total	$999,446	$229,275	$627,373

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Agency	38,267	2,527	50,154
Institutional Class	879,237	87,226	425,085
Morgan	24,231	3,743	50,015
Premier	37,893	126,078	97,408
Reserve	—	—	2,142
Service	19,675	9,618	2,551

Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$985,501	$225,640	$626,489

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	83

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2022

(Amounts in thousands)

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund	JPMorgan Securities Lending Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$126,268	$1,622	$4,355
Interest income from affiliates	406	— (a)	—

Total investment income	126,674	1,622	4,355

EXPENSES:
Investment advisory fees	59,705	1,290	2,231
Administration fees	35,069	756	1,310
Distribution fees (See Note 4)	9	—	—
Service fees (See Note 4)	48,607	588	—
Custodian and accounting fees	1,606	154	181
Interest expense to affiliates	—	— (a)	—
Professional fees	641	57	65
Trustees’ and Chief Compliance Officer’s fees	201	29	32
Printing and mailing costs	114	8	8
Registration and filing fees	207	74	67
Transfer agency fees (See Note 2.F.)	1,831	137	81
Other	644	34	38

Total expenses	148,634	3,127	4,013

Less fees waived	(69,490)	(1,725)	(2,328)
Less expense reimbursements	(49)	(14)	—

Net expenses	79,095	1,388	1,685

Net investment income (loss)	47,579	234	2,670

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investment in non-affiliates	273	84	3
Change in net unrealized appreciation/depreciation on investments in non-affiliates	(17,983)	(320)	(1,306)

Net realized/unrealized gains (losses)	(17,710)	(236)	(1,303)

Change in net assets resulting from operations	$29,869	$(2)	$1,367

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$14,669	$162,565	$16,470
Interest income from affiliates	19	4,014	697
Income from interfund lending (net)	38	—	—

Total investment income	14,726	166,579	17,167

EXPENSES:
Investment advisory fees	6,565	189,800	20,980
Administration fees	3,851	111,658	12,326
Distribution fees (See Note 4)	724	17,336	3,732
Service fees (See Note 4)	12,423	182,314	26,373
Custodian and accounting fees	248	2,746	464
Professional fees	143	1,686	281
Trustees’ and Chief Compliance Officer’s fees	48	591	93
Printing and mailing costs	103	712	10
Registration and filing fees	683	2,888	487
Transfer agency fees (See Note 2.F.)	240	4,368	492
Other	104	1,784	300

Total expenses	25,132	515,883	65,538

Less fees waived	(12,111)	(401,145)	(50,486)
Less expense reimbursements	—	—	(1)

Net expenses	13,021	114,738	15,051

Net investment income (loss)	1,705	51,841	2,116

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	31	(1,492)	(12)

Change in net assets resulting from operations	$1,736	$50,349	$2,104

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	85

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2022 (continued)

(Amounts in thousands)

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,339	$56,737	$8,983
Interest income from affiliates	32	1,620	1

Total investment income	1,371	58,357	8,984

EXPENSES:
Investment advisory fees	1,713	78,632	6,567
Administration fees	1,006	46,233	3,857
Distribution fees (See Note 4)	50	10,474	4,307
Service fees (See Note 4)	2,636	84,521	12,631
Custodian and accounting fees	67	1,617	207
Interest expense to affiliates	—	—	—	(a)
Professional fees	64	758	108
Trustees’ and Chief Compliance Officer’s fees	31	271	46
Printing and mailing costs	154	482	60
Registration and filing fees	76	285	232
Transfer agency fees (See Note 2.F.)	74	1,763	151
Other	137	813	103

Total expenses	6,008	225,849	28,269

Less fees waived	(4,726)	(173,079)	(20,427)
Less expense reimbursements	(36)	—	—

Net expenses	1,246	52,770	7,842

Net investment income (loss)	125	5,587	1,142

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	31	424	105

Change in net assets resulting from operations	$156	$6,011	$1,247

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	JPMorgan Municipal Money Market Fund	JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,295	$258		$931

Total investment income	1,295	258		931

EXPENSES:
Investment advisory fees	763	196		565
Administration fees	448	115		332
Distribution fees (See Note 4)	172	68		77
Service fees (See Note 4)	1,209	514		1,074
Custodian and accounting fees	68	52		58
Interest expense to affiliates	1	—	(a)	—
Professional fees	49	49		52
Trustees’ and Chief Compliance Officer’s fees	28	26		27
Printing and mailing costs	28	—	(a)	17
Registration and filing fees	151	90		112
Transfer agency fees (See Note 2.F.)	19	5		30
Other	37	9		16

Total expenses	2,973	1,124		2,360

Less fees waived	(1,825)	(845)		(1,527)
Less expense reimbursements	—	(51)		—

Net expenses	1,148	228		833

Net investment income (loss)	147	30		98

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	5	25		73

Change in net assets resulting from operations	$152	$55		$171

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$47,579	$221,473	$234	$3,794
Net realized gain (loss)	273	(4,387)	84	38
Change in net unrealized appreciation/depreciation	(17,983)	(13,881)	(320)	27

Change in net assets resulting from operations	29,869	203,205	(2)	3,859

DISTRIBUTIONS TO SHAREHOLDERS:
Academy	(766)	(5,115)	—	—
Agency	(84)	(6,701)	(2)	(109)
Capital	(32,486)	(125,957)	(36)	(969)
Class C	— (a)	— (a)	—	—
Empower (b)	(117)	— (a)	—	—
IM	(5,701)	(21,519)	(212)	(1,844)
Institutional Class	(8,295)	(54,268)	(68)	(885)
Morgan	(64)	(3,813)	—	—
Premier	(67)	(4,287)	—	—
Reserve	— (a)	(7)	—	—

Total distributions to shareholders	(47,580)	(221,667)	(318)	(3,807)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(5,025,006)	11,621,607	72,982	234,831

NET ASSETS:
Change in net assets	(5,042,717)	11,603,145	72,662	234,883
Beginning of period	74,644,273	63,041,128	1,205,251	970,368

End of period	$69,601,556	$74,644,273	$1,277,913	$1,205,251

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective February 23, 2021 for JPMorgan Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,670	$14,791	$1,705	$29,986
Net realized gain (loss)	3	32	31	(105)
Change in net unrealized appreciation/depreciation	(1,306)	(388)	—	—

Change in net assets resulting from operations	1,367	14,435	1,736	29,881

DISTRIBUTIONS TO SHAREHOLDERS:
Agency	—	—	(92)	(4,177)
Agency SL	(2,704)	(14,799)	—	—
Capital	—	—	(965)	(8,499)
Class C	—	—	(2)	(23)
Institutional Class	—	—	(410)	(10,443)
Investor	—	—	— (a)	(5)
Morgan	—	—	(52)	(1,023)
Premier	—	—	(181)	(5,822)
Reserve	—	—	— (a)	(5)

Total distributions to shareholders	(2,704)	(14,799)	(1,702)	(29,997)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(245,256)	(1,286,873)	(5,872,450)	1,377,345

NET ASSETS:
Change in net assets	(246,593)	(1,287,237)	(5,872,416)	1,377,229
Beginning of period	2,168,587	3,455,824	12,143,889	10,766,660

End of period	$1,921,994	$2,168,587	$6,271,473	$12,143,889

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$51,841	$227,359	$2,116	$37,726
Net realized gain (loss)	(1,492)	2,189	(12)	147

Change in net assets resulting from operations	50,349	229,548	2,104	37,873

DISTRIBUTIONS TO SHAREHOLDERS:
Academy (a)	(2,038)	(943)	(2)	— (b)
Agency	(860)	(14,865)	(85)	(1,871)
Capital	(43,116)	(155,537)	(1,214)	(18,293)
Class C	—	—	(2)	(66)
E*Trade	(23)	(91)	—	—
Empower (c)	(734)	(3)	(28)	— (b)
IM	(2,265)	(11,890)	(1)	(59)
Institutional Class	(2,447)	(40,132)	(667)	(16,365)
Investor	(3)	(408)	— (b)	(14)
Morgan	(7)	(1,050)	(4)	(280)
Premier	(346)	(2,239)	(112)	(777)
Reserve	(1)	(9)	— (b)	(2)
Service	(2)	(192)	—	—

Total distributions to shareholders	(51,842)	(227,359)	(2,115)	(37,727)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	25,617,919	59,925,595	(7,166,701)	(1,070,505)

NET ASSETS:
Change in net assets	25,616,426	59,927,784	(7,166,712)	(1,070,359)
Beginning of period	219,129,876	159,202,092	30,047,341	31,117,700

End of period	$244,746,302	$219,129,876	$22,880,629	$30,047,341

(a)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Treasury Plus Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective February 23, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$125	$4,526	$5,587	$111,634
Net realized gain (loss)	31	103	424	349

Change in net assets resulting from operations	156	4,629	6,011	111,983

DISTRIBUTIONS TO SHAREHOLDERS:
Academy (a)	—	—	(7)	— (b)
Agency	(15)	(416)	(240)	(4,948)
Capital	—	—	(4,148)	(68,689)
Empower (c)	—	—	(18)	— (b)
IM	—	—	— (b)	(139)
Institutional Class	(124)	(4,032)	(1,573)	(34,267)
Morgan	(1)	(26)	(23)	(1,042)
Premier	(10)	(165)	(130)	(1,692)
Reserve	—	—	(31)	(858)

Total distributions to shareholders	(150)	(4,639)	(6,170)	(111,635)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,196,341)	(153,564)	(2,007,284)	27,696,843

NET ASSETS:
Change in net assets	(1,196,335)	(153,574)	(2,007,443)	27,697,191
Beginning of period	2,915,107	3,068,681	93,814,860	66,117,669

End of period	$1,718,772	$2,915,107	$91,807,417	$93,814,860

(a)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective February 23, 2021 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,142	$33,548	$147	$4,364
Net realized gain (loss)	105	326	5	240

Change in net assets resulting from operations	1,247	33,874	152	4,604

DISTRIBUTIONS TO SHAREHOLDERS:
Agency	(26)	(2,119)	(4)	(392)
Institutional Class	(1,132)	(27,418)	(159)	(3,533)
Morgan	(1)	(38)	(3)	(97)
Premier	(33)	(1,861)	(4)	(326)
Reserve	(155)	(2,180)	—	—
Service	—	—	(2)	(93)

Total distributions to shareholders	(1,347)	(33,616)	(172)	(4,441)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,746,989)	(3,194,896)	(37,303)	(1,003,518)

NET ASSETS:
Change in net assets	(1,747,089)	(3,194,638)	(37,323)	(1,003,355)
Beginning of period	9,326,941	12,521,579	1,036,769	2,040,124

End of period	$7,579,852	$9,326,941	$999,446	$1,036,769

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$30	$1,201	$98	$5,169
Net realized gain (loss)	25	4	73	35

Change in net assets resulting from operations	55	1,205	171	5,204

DISTRIBUTIONS TO SHAREHOLDERS:
Agency	— (a)	(96)	(8)	(616)
Institutional Class	(29)	(768)	(124)	(3,505)
Morgan	(1)	(14)	(7)	(148)
Premier	(19)	(315)	(15)	(1,128)
Reserve	—	—	— (a)	(2)
Service	(2)	(29)	— (a)	(12)

Total distributions to shareholders	(51)	(1,222)	(154)	(5,411)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(70,362)	(277,067)	(135,142)	(1,939,822)

NET ASSETS:
Change in net assets	(70,358)	(277,084)	(135,125)	(1,940,029)
Beginning of period	299,633	576,717	762,498	2,702,527

End of period	$229,275	$299,633	$627,373	$762,498

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CAPITAL TRANSACTIONS:
Academy
Proceeds from shares issued	$2,406,327	$10,812,924	$—	$—
Distributions reinvested	461	4,954	—	—
Cost of shares redeemed	(2,500,106)	(9,958,527)	—	—

Change in net assets resulting from Academy capital transactions	(93,318)	859,351	—	—

Agency
Proceeds from shares issued	169,077,173	193,502,553	592	92,536
Distributions reinvested	8	905	—	—
Cost of shares redeemed	(169,165,982)	(194,527,084)	(6,668)	(111,100)

Change in net assets resulting from Agency capital transactions	(88,801)	(1,023,626)	(6,076)	(18,564)

Capital
Proceeds from shares issued	193,206,342	209,438,972	318,370	910,083
Distributions reinvested	16,284	50,747	1	5
Cost of shares redeemed	(195,573,352)	(200,291,129)	(173,714)	(1,100,429)

Change in net assets resulting from Capital capital transactions	(2,350,726)	9,198,590	144,657	(190,341)

Class C
Proceeds from shares issued	27	144	—	—
Distributions reinvested	— (a)	— (a)	—	—
Cost of shares redeemed	(222)	(216)	—	—

Change in net assets resulting from Class C capital transactions	(195)	(72)	—	—

Empower (b)
Proceeds from shares issued	564,970	25	—	—
Distributions reinvested	46	— (a)	—	—
Cost of shares redeemed	(11)	—	—	—

Change in net assets resulting from Empower capital transactions	565,005	25	—	—

IM
Proceeds from shares issued	71,371,522	63,328,864	7,858,625	10,095,234
Distributions reinvested	76	424	—	1
Cost of shares redeemed	(69,360,471)	(61,356,133)	(7,801,104)	(9,820,586)

Change in net assets resulting from IM capital transactions	2,011,127	1,973,155	57,521	274,649

Institutional Class
Proceeds from shares issued	80,289,045	109,426,840	4,172,155	3,710,832
Distributions reinvested	1,543	9,243	6	12
Cost of shares redeemed	(84,555,547)	(105,976,352)	(4,295,281)	(3,541,757)

Change in net assets resulting from Institutional Class capital transactions	(4,264,959)	3,459,731	(123,120)	169,087

Morgan
Proceeds from shares issued	172,732,382	361,658,306	—	—
Distributions reinvested	17	289	—	—
Cost of shares redeemed	(173,208,412)	(363,184,162)	—	—

Change in net assets resulting from Morgan capital transactions	(476,013)	(1,525,567)	—	—

Premier
Proceeds from shares issued	39,693,204	64,986,438	—	—
Distributions reinvested	3	156	—	—
Cost of shares redeemed	(40,022,102)	(66,295,646)	—	—

Change in net assets resulting from Premier capital transactions	(328,895)	(1,309,052)	—	—

Reserve
Proceeds from shares issued	2,023	223,787	—	—
Distributions reinvested	— (a)	1	—	—
Cost of shares redeemed	(254)	(234,716)	—	—

Change in net assets resulting from Reserve capital transactions	1,769	(10,928)	—	—

Total change in net assets resulting from capital transactions	$(5,025,006)	$11,621,607	$72,982	$234,831

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective February 23, 2021 for JPMorgan Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
SHARE TRANSACTIONS:
Academy
Issued	2,405,067	10,806,224	—	—
Reinvested	461	4,950	—	—
Redeemed	(2,498,783)	(9,950,246)	—	—

Change in Academy Shares	(93,255)	860,928	—	—

Agency
Issued	168,948,569	193,317,779	592	92,498
Reinvested	8	904	—	—
Redeemed	(169,037,000)	(194,342,963)	(6,665)	(111,041)

Change in Agency Shares	(88,423)	(1,024,280)	(6,073)	(18,543)

Capital
Issued	193,123,956	209,314,230	318,198	909,700
Reinvested	16,277	50,715	1	5
Redeemed	(195,490,222)	(200,185,491)	(173,627)	(1,099,996)

Change in Capital Shares	(2,349,989)	9,179,454	144,572	(190,291)

Class C
Issued	27	144	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(222)	(216)	—	—

Change in Class C Shares	(195)	(72)	—	—

Empower (b)
Issued	564,774	25	—	—
Reinvested	46	— (a)	—	—
Redeemed	(25)	—	—	—

Change in Empower Shares	564,795	25	—	—

IM
Issued	71,338,987	63,290,845	7,855,008	10,089,303
Reinvested	76	424	—	1
Redeemed	(69,328,677)	(61,318,187)	(7,797,497)	(9,815,078)

Change in IM Shares	2,010,386	1,973,082	57,511	274,226

Institutional Class
Issued	80,253,168	109,359,201	4,170,253	3,708,890
Reinvested	1,542	9,237	6	12
Redeemed	(84,517,434)	(105,914,893)	(4,293,339)	(3,540,013)

Change in Institutional Class Shares	(4,262,724)	3,453,545	(123,080)	168,889

Morgan
Issued	172,564,264	361,242,207	—	—
Reinvested	17	288	—	—
Redeemed	(173,039,574)	(362,768,920)	—	—

Change in Morgan Shares	(475,293)	(1,526,425)	—	—

Premier
Issued	39,670,757	64,934,609	—	—
Reinvested	3	156	—	—
Redeemed	(39,999,390)	(66,243,682)	—	—

Change in Premier Shares	(328,630)	(1,308,917)	—	—

Reserve
Issued	2,021	223,644	—	—
Reinvested	— (a)	1	—	—
Redeemed	(254)	(234,570)	—	—

Change in Reserve Shares	1,767	(10,925)	—	—

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective February 23, 2021 for JPMorgan Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$—	$—	$334,837	$2,558,142
Distributions reinvested	—	—	39	1,694
Cost of shares redeemed	—	—	(878,673)	(2,777,765)

Change in net assets resulting from Agency capital transactions	—	—	(543,797)	(217,929)

Agency SL
Proceeds from shares issued	26,046,900	28,133,590	—	—
Cost of shares redeemed	(26,292,156)	(29,420,463)	—	—

Change in net assets resulting from Agency SL capital transactions	(245,256)	(1,286,873)	—	—

Capital
Proceeds from shares issued	—	—	1,825,700	8,655,873
Distributions reinvested	—	—	390	3,477
Cost of shares redeemed	—	—	(4,828,709)	(6,148,396)

Change in net assets resulting from Capital capital transactions	—	—	(3,002,619)	2,510,954

Class C
Proceeds from shares issued	—	—	8,859	65,821
Distributions reinvested	—	—	2	23
Cost of shares redeemed	—	—	(21,117)	(50,447)

Change in net assets resulting from Class C capital transactions	—	—	(12,256)	15,397

Institutional Class
Proceeds from shares issued	—	—	943,119	4,789,318
Distributions reinvested	—	—	75	2,591
Cost of shares redeemed	—	—	(2,235,924)	(5,148,812)

Change in net assets resulting from Institutional Class capital transactions	—	—	(1,292,730)	(356,903)

Investor
Proceeds from shares issued	—	—	4,747	4,376
Distributions reinvested	—	—	— (a)	5
Cost of shares redeemed	—	—	(9,132)	(6,096)

Change in net assets resulting from Investor capital transactions	—	—	(4,385)	(1,715)

Morgan
Proceeds from shares issued	—	—	189,062	774,116
Distributions reinvested	—	—	51	1,010
Cost of shares redeemed	—	—	(363,570)	(690,894)

Change in net assets resulting from Morgan capital transactions	—	—	(174,457)	84,232

Premier
Proceeds from shares issued	—	—	922,517	5,412,304
Distributions reinvested	—	—	77	2,611
Cost of shares redeemed	—	—	(1,763,368)	(6,073,471)

Change in net assets resulting from Premier capital transactions	—	—	(840,774)	(658,556)

Reserve
Proceeds from shares issued	—	—	752	3,931
Distributions reinvested	—	—	— (a)	5
Cost of shares redeemed	—	—	(2,184)	(2,071)

Change in net assets resulting from Reserve capital transactions	—	—	(1,432)	1,865

Total change in net assets resulting from capital transactions	$(245,256)	$(1,286,873)	$(5,872,450)	$1,377,345

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
SHARE TRANSACTIONS:
Agency
Issued	—	—	334,837	2,558,142
Reinvested	—	—	39	1,694
Redeemed	—	—	(878,673)	(2,777,765)

Change in Agency Shares	—	—	(543,797)	(217,929)

Agency SL
Issued	26,047,680	28,129,071	—	—
Redeemed	(26,293,266)	(29,415,847)	—	—

Change in Agency SL Shares	(245,586)	(1,286,776)	—	—

Capital
Issued	—	—	1,825,700	8,655,873
Reinvested	—	—	390	3,477
Redeemed	—	—	(4,828,709)	(6,148,396)

Change in Capital Shares	—	—	(3,002,619)	2,510,954

Class C
Issued	—	—	8,859	65,821
Reinvested	—	—	2	23
Redeemed	—	—	(21,117)	(50,447)

Change in Class C Shares	—	—	(12,256)	15,397

Institutional Class
Issued	—	—	943,119	4,789,318
Reinvested	—	—	75	2,591
Redeemed	—	—	(2,235,924)	(5,148,812)

Change in Institutional Class Shares	—	—	(1,292,730)	(356,903)

Investor
Issued	—	—	4,747	4,376
Reinvested	—	—	— (a)	5
Redeemed	—	—	(9,132)	(6,096)

Change in Investor Shares	—	—	(4,385)	(1,715)

Morgan
Issued	—	—	189,062	774,116
Reinvested	—	—	51	1,010
Redeemed	—	—	(363,570)	(690,894)

Change in Morgan Shares	—	—	(174,457)	84,232

Premier
Issued	—	—	922,517	5,412,304
Reinvested	—	—	77	2,611
Redeemed	—	—	(1,763,368)	(6,073,471)

Change in Premier Shares	—	—	(840,774)	(658,556)

Reserve
Issued	—	—	752	3,931
Reinvested	—	—	1	5
Redeemed	—	—	(2,184)	(2,071)

Change in Reserve Shares	—	—	(1,431)	1,865

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CAPITAL TRANSACTIONS:
Academy (a)
Proceeds from shares issued	$83,952,164	$12,944,824	$323,000	$17,600
Distributions reinvested	1,353	681	2	— (b)
Cost of shares redeemed	(76,908,759)	(9,341,057)	(340,502)	—

Change in net assets resulting from Academy capital transactions	7,044,758	3,604,448	(17,500)	17,600

Agency
Proceeds from shares issued	1,949,037,675	1,600,808,292	125,994,993	152,635,506
Distributions reinvested	33	512	12	241
Cost of shares redeemed	(1,956,701,207)	(1,598,792,375)	(126,945,453)	(152,514,765)

Change in net assets resulting from Agency capital transactions	(7,663,499)	2,016,429	(950,448)	120,982

Capital
Proceeds from shares issued	1,831,281,381	1,460,504,688	139,018,589	165,049,187
Distributions reinvested	20,775	78,945	565	6,742
Cost of shares redeemed	(1,807,997,421)	(1,403,663,957)	(141,773,587)	(161,462,580)

Change in net assets resulting from Capital capital transactions	23,304,735	56,919,676	(2,754,433)	3,593,349

Class C
Proceeds from shares issued	—	—	593,428	368,506
Distributions reinvested	—	—	2	66
Cost of shares redeemed	—	—	(525,862)	(267,852)

Change in net assets resulting from Class C capital transactions	—	—	67,568	100,720

E*Trade
Proceeds from shares issued	316,073	347,481	—	—
Distributions reinvested	23	91	—	—
Cost of shares redeemed	(333,164)	(241,169)	—	—

Change in net assets resulting from E*Trade capital transactions	(17,068)	106,403	—	—

Empower (c)
Proceeds from shares issued	7,091,606	500,025	680,000	25
Distributions reinvested	594	3	28	— (b)
Cost of shares redeemed	(3,431,459)	—	(568,041)	—

Change in net assets resulting from Empower capital transactions	3,660,741	500,028	111,987	25

IM
Proceeds from shares issued	67,117,974	55,334,290	114,350	162,293
Distributions reinvested	294	1,164	— (b)	—
Cost of shares redeemed	(64,388,873)	(55,462,128)	(138,596)	(175,446)

Change in net assets resulting from IM capital transactions	2,729,395	(126,674)	(24,246)	(13,153)

(a)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Treasury Plus Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective February 23, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CAPITAL TRANSACTIONS: (continued)
Institutional Class
Proceeds from shares issued	387,578,513	499,546,688	61,640,296	111,052,658
Distributions reinvested	625	10,718	294	4,900
Cost of shares redeemed	(399,731,871)	(503,195,206)	(65,732,666)	(115,889,477)

Change in net assets resulting from Institutional Class capital transactions	(12,152,733)	(3,637,800)	(4,092,076)	(4,831,919)

Investor
Proceeds from shares issued	6,754,768	716,851	132,519	309,268
Distributions reinvested	3	408	— (a)	— (a)
Cost of shares redeemed	(5,739,232)	(559,132)	(132,458)	(322,601)

Change in net assets resulting from Investor capital transactions	1,015,539	158,127	61	(13,333)

Morgan
Proceeds from shares issued	287,654,071	290,553,607	92,581,656	95,567,595
Distributions reinvested	3	384	— (a)	27
Cost of shares redeemed	(287,568,363)	(290,747,454)	(92,667,137)	(95,866,297)

Change in net assets resulting from Morgan capital transactions	85,711	(193,463)	(85,481)	(298,675)

Premier
Proceeds from shares issued	211,463,266	161,795,078	34,466,562	28,900,319
Distributions reinvested	27	310	40	350
Cost of shares redeemed	(211,153,919)	(160,870,362)	(34,128,530)	(28,645,366)

Change in net assets resulting from Premier capital transactions	309,374	925,026	338,072	255,303

Reserve
Proceeds from shares issued	46,543,268	457,562	4,058,095	333,712
Distributions reinvested	1	9	— (a)	2
Cost of shares redeemed	(39,161,264)	(450,986)	(3,818,300)	(335,118)

Change in net assets resulting from Reserve capital transactions	7,382,005	6,585	239,795	(1,404)

Service
Proceeds from shares issued	109,647	216,977	—	—
Distributions reinvested	2	192	—	—
Cost of shares redeemed	(190,688)	(570,359)	—	—

Change in net assets resulting from Service capital transactions	(81,039)	(353,190)	—	—

Total change in net assets resulting from capital transactions	$25,617,919	$59,925,595	$(7,166,701)	$(1,070,505)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
SHARE TRANSACTIONS:
Academy (a)
Issued	83,952,164	12,944,824	323,000	17,600
Reinvested	1,353	681	2	— (b)
Redeemed	(76,908,625)	(9,341,057)	(340,502)	—

Change in Academy Shares	7,044,892	3,604,448	(17,500)	17,600

Agency
Issued	1,949,037,675	1,600,808,292	125,994,976	152,635,506
Reinvested	33	512	12	241
Redeemed	(1,956,701,013)	(1,598,792,375)	(126,945,453)	(152,514,765)

Change in Agency Shares	(7,663,305)	2,016,429	(950,465)	120,982

Capital
Issued	1,831,281,386	1,460,504,688	139,018,583	165,049,187
Reinvested	20,775	78,945	565	6,742
Redeemed	(1,807,996,972)	(1,403,663,957)	(141,773,394)	(161,462,580)

Change in Capital Shares	23,305,189	56,919,676	(2,754,246)	3,593,349

Class C
Issued	—	—	593,428	368,506
Reinvested	—	—	2	66
Redeemed	—	—	(525,858)	(267,852)

Change in Class C Shares	—	—	67,572	100,720

E*Trade
Issued	316,073	347,481	—	—
Reinvested	23	91	—	—
Redeemed	(333,160)	(241,169)	—	—

Change in E*Trade Shares	(17,064)	106,403	—	—

Empower (c)
Issued	7,091,606	500,025	680,000	25
Reinvested	594	3	28	— (b)
Redeemed	(3,431,430)	—	(568,025)	—

Change in Empower Shares	3,660,770	500,028	112,003	25

IM
Issued	67,117,925	55,334,290	114,350	162,293
Reinvested	294	1,164	— (b)	—
Redeemed	(64,388,873)	(55,462,128)	(138,596)	(175,446)

Change in IM Shares	2,729,346	(126,674)	(24,246)	(13,153)

Institutional Class
Issued	387,577,686	499,546,688	61,640,072	111,052,658
Reinvested	625	10,718	294	4,900
Redeemed	(399,731,871)	(503,195,206)	(65,732,648)	(115,889,477)

Change in Institutional Class Shares	(12,153,560)	(3,637,800)	(4,092,282)	(4,831,919)

(a)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Treasury Plus Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective February 23, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
SHARE TRANSACTIONS: (continued)
Investor
Issued	6,754,768	716,851	132,519	309,268
Reinvested	3	408	— (a)	— (a)
Redeemed	(5,739,220)	(559,132)	(132,458)	(322,601)

Change in Investor Shares	1,015,551	158,127	61	(13,333)

Morgan
Issued	287,654,071	290,553,607	92,581,650	95,567,595
Reinvested	3	384	— (a)	27
Redeemed	(287,568,310)	(290,747,454)	(92,667,137)	(95,866,297)

Change in Morgan Shares	85,764	(193,463)	(85,487)	(298,675)

Premier
Issued	211,463,266	161,795,078	34,466,562	28,900,319
Reinvested	27	310	40	350
Redeemed	(211,153,897)	(160,870,362)	(34,128,507)	(28,645,366)

Change in Premier Shares	309,396	925,026	338,095	255,303

Reserve
Issued	46,543,268	457,562	4,058,084	333,712
Reinvested	1	9	— (a)	2
Redeemed	(39,161,240)	(450,986)	(3,818,288)	(335,118)

Change in Reserve Shares	7,382,029	6,585	239,796	(1,404)

Service
Issued	109,601	216,977	—	—
Reinvested	2	192	—	—
Redeemed	(190,688)	(570,359)	—	—

Change in Service Shares	(81,085)	(353,190)	—	—

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CAPITAL TRANSACTIONS:
Academy (a)
Proceeds from shares issued	$—	$—	$625,200	$49,400
Distributions reinvested	—	—	— (b)	— (b)
Cost of shares redeemed	—	—	(511,780)	(31,800)

Change in net assets resulting from Academy capital transactions	—	—	113,420	17,600

Agency
Proceeds from shares issued	597,491	2,560,354	483,815,895	463,009,206
Distributions reinvested	3	121	30	589
Cost of shares redeemed	(698,310)	(2,484,434)	(484,830,667)	(463,019,159)

Change in net assets resulting from Agency capital transactions	(100,816)	76,041	(1,014,742)	(9,364)

Capital
Proceeds from shares issued	—	—	204,850,092	382,146,647
Distributions reinvested	—	—	1,880	26,787
Cost of shares redeemed	—	—	(205,796,081)	(356,770,899)

Change in net assets resulting from Capital capital transactions	—	—	(944,109)	25,402,535

Empower (c)
Proceeds from shares issued	—	—	597,500	25
Distributions reinvested	—	—	18	— (b)
Cost of shares redeemed	—	—	(568,025)	—

Change in net assets resulting from Empower capital transactions	—	—	29,493	25

IM
Proceeds from shares issued	—	—	25,952	431,773
Distributions reinvested	—	—	— (b)	139
Cost of shares redeemed	—	—	(25,955)	(443,570)

Change in net assets resulting from IM capital transactions	—	—	(3)	(11,658)

Institutional Class
Proceeds from shares issued	5,930,237	12,654,908	91,142,009	113,569,290
Distributions reinvested	61	1,394	257	8,195
Cost of shares redeemed	(6,952,381)	(12,884,383)	(92,163,519)	(111,762,217)

Change in net assets resulting from Institutional Class capital transactions	(1,022,083)	(228,081)	(1,021,253)	1,815,268

Morgan
Proceeds from shares issued	54,066	88,923	62,648,028	75,789,478
Distributions reinvested	1	24	18	786
Cost of shares redeemed	(52,321)	(70,128)	(62,693,622)	(75,562,104)

Change in net assets resulting from Morgan capital transactions	1,746	18,819	(45,576)	228,160

Premier
Proceeds from shares issued	368,851	1,306,694	18,605,538	12,237,468
Distributions reinvested	4	60	26	244
Cost of shares redeemed	(444,043)	(1,327,097)	(18,658,204)	(12,774,776)

Change in net assets resulting from Premier capital transactions	(75,188)	(20,343)	(52,640)	(537,064)

Reserve
Proceeds from shares issued	—	—	14,891,153	16,083,935
Distributions reinvested	—	—	1	16
Cost of shares redeemed	—	—	(13,963,028)	(15,292,610)

Change in net assets resulting from Reserve capital transactions	—	—	928,126	791,341

Total change in net assets resulting from capital transactions	$(1,196,341)	$(153,564)	$(2,007,284)	$27,696,843

(a)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective February 23, 2021 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
SHARE TRANSACTIONS:
Academy (a)
Issued	—	—	625,200	49,400
Reinvested	—	—	— (b)	— (b)
Redeemed	—	—	(511,780)	(31,800)

Change in Academy Shares	—	—	113,420	17,600

Agency
Issued	597,491	2,560,350	483,815,895	463,009,202
Reinvested	3	121	30	589
Redeemed	(698,310)	(2,484,420)	(484,830,667)	(463,019,159)

Change in Agency Shares	(100,816)	76,051	(1,014,742)	(9,368)

Capital
Issued	—	—	204,850,092	382,146,647
Reinvested	—	—	1,882	26,787
Redeemed	—	—	(205,796,081)	(356,770,851)

Change in Capital Shares	—	—	(944,107)	25,402,583

Empower (c)
Issued	—	—	597,500	25
Reinvested	—	—	18	— (b)
Redeemed	—	—	(568,025)	—

Change in Empower Shares	—	—	29,493	25

IM
Issued	—	—	25,952	431,781
Reinvested	—	—	— (b)	131
Redeemed	—	—	(25,955)	(443,570)

Change in IM Shares	—	—	(3)	(11,658)

Institutional Class
Issued	5,930,222	12,654,869	91,142,009	113,569,217
Reinvested	61	1,394	257	8,195
Redeemed	(6,952,381)	(12,884,348)	(92,163,519)	(111,762,217)

Change in Institutional Class Shares	(1,022,098)	(228,085)	(1,021,253)	1,815,195

Morgan
Issued	54,066	88,890	62,648,028	75,789,478
Reinvested	1	24	18	786
Redeemed	(52,316)	(70,095)	(62,693,622)	(75,562,098)

Change in Morgan Shares	1,751	18,819	(45,576)	228,166

Premier
Issued	368,851	1,306,688	18,605,538	12,237,468
Reinvested	4	60	26	244
Redeemed	(444,034)	(1,327,097)	(18,658,204)	(12,774,774)

Change in Premier Shares	(75,179)	(20,349)	(52,640)	(537,062)

Reserve
Issued	—	—	14,891,153	16,083,935
Reinvested	—	—	1	16
Redeemed	—	—	(13,963,028)	(15,292,590)

Change in Reserve Shares	—	—	928,126	791,361

(a)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective February 23, 2021 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$121,928	$848,146	$30,972	$218,883
Distributions reinvested	2	253	2	104
Cost of shares redeemed	(213,308)	(1,258,223)	(53,580)	(270,871)

Change in net assets resulting from Agency capital transactions	(91,378)	(409,824)	(22,606)	(51,884)

Institutional Class
Proceeds from shares issued	21,112,727	29,765,334	6,656,716	6,326,892
Distributions reinvested	115	1,990	101	2,091
Cost of shares redeemed	(22,835,694)	(32,082,322)	(6,611,560)	(7,183,133)

Change in net assets resulting from Institutional Class capital transactions	(1,722,852)	(2,314,998)	45,257	(854,150)

Morgan
Proceeds from shares issued	11,401	67,584	3,116	86,688
Distributions reinvested	1	38	3	97
Cost of shares redeemed	(17,093)	(55,634)	(22,735)	(78,412)

Change in net assets resulting from Morgan capital transactions	(5,691)	11,988	(19,616)	8,373

Premier
Proceeds from shares issued	105,970	1,033,554	11,516	128,703
Distributions reinvested	2	71	1	49
Cost of shares redeemed	(266,760)	(1,382,269)	(42,851)	(194,794)

Change in net assets resulting from Premier capital transactions	(160,788)	(348,644)	(31,334)	(66,042)

Reserve
Proceeds from shares issued	7,953,871	8,608,499	—	—
Distributions reinvested	3	5	—	—
Cost of shares redeemed	(7,720,154)	(8,741,922)	—	—

Change in net assets resulting from Reserve capital transactions	233,720	(133,418)	—	—

Service
Proceeds from shares issued	—	—	12,654	—
Distributions reinvested	—	—	2	92
Cost of shares redeemed	—	—	(21,660)	(39,907)

Change in net assets resulting from Service capital transactions	—	—	(9,004)	(39,815)

Total change in net assets resulting from capital transactions	$(1,746,989)	$(3,194,896)	$(37,303)	$(1,003,518)

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
SHARE TRANSACTIONS:
Agency
Issued	121,915	848,146	30,972	218,883
Reinvested	2	253	2	104
Redeemed	(213,308)	(1,258,223)	(53,576)	(270,864)

Change in Agency Shares	(91,391)	(409,824)	(22,602)	(51,877)

Institutional Class
Issued	21,112,643	29,765,334	6,656,710	6,326,873
Reinvested	115	1,990	101	2,091
Redeemed	(22,835,694)	(32,082,322)	(6,611,560)	(7,183,133)

Change in Institutional Class Shares	(1,722,936)	(2,314,998)	45,251	(854,169)

Morgan
Issued	11,401	67,584	3,116	86,688
Reinvested	2	38	3	97
Redeemed	(17,093)	(55,634)	(22,734)	(78,412)

Change in Morgan Shares	(5,690)	11,988	(19,615)	8,373

Premier
Issued	105,970	1,033,554	11,516	128,703
Reinvested	2	71	1	49
Redeemed	(266,713)	(1,382,269)	(42,849)	(194,788)

Change in Premier Shares	(160,741)	(348,644)	(31,332)	(66,036)

Reserve
Issued	7,953,871	8,608,499	—	—
Reinvested	3	5	—	—
Redeemed	(7,720,106)	(8,741,922)	—	—

Change in Reserve Shares	233,768	(133,418)	—	—

Service
Issued	—	—	12,654	—
Reinvested	—	—	2	92
Redeemed	—	—	(21,660)	(39,901)

Change in Service Shares	—	—	(9,004)	(39,809)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$628	$89,722	$17,688	$181,856
Distributions reinvested	— (a)	— (a)	— (a)	— (a)
Cost of shares redeemed	(19,814)	(92,897)	(40,346)	(371,702)

Change in net assets resulting from Agency capital transactions	(19,186)	(3,175)	(22,658)	(189,846)

Institutional Class
Proceeds from shares issued	159,505	372,860	1,181,543	1,320,304
Distributions reinvested	4	4	28	105
Cost of shares redeemed	(228,993)	(503,841)	(1,289,068)	(2,413,099)

Change in net assets resulting from Institutional Class capital transactions	(69,484)	(130,977)	(107,497)	(1,092,690)

Morgan
Proceeds from shares issued	1,494	33,813	4,593	27,493
Distributions reinvested	1	14	7	143
Cost of shares redeemed	(4,874)	(29,152)	(14,519)	(29,866)

Change in net assets resulting from Morgan capital transactions	(3,379)	4,675	(9,919)	(2,230)

Premier
Proceeds from shares issued	267,330	483,690	202,019	894,945
Distributions reinvested	1	78	— (a)	325
Cost of shares redeemed	(243,200)	(615,018)	(196,551)	(1,546,070)

Change in net assets resulting from Premier capital transactions	24,131	(131,250)	5,468	(650,800)

Reserve
Proceeds from shares issued	—	—	799	4,281
Distributions reinvested	—	—	— (a)	2
Cost of shares redeemed	—	—	(155)	(3,908)

Change in net assets resulting from Reserve capital transactions	—	—	644	375

Service
Proceeds from shares issued	2,847	2	686	1
Distributions reinvested	2	29	— (a)	12
Cost of shares redeemed	(5,293)	(16,371)	(1,866)	(4,644)

Change in net assets resulting from Service capital transactions	(2,444)	(16,340)	(1,180)	(4,631)

Total change in net assets resulting from capital transactions	$(70,362)	$(277,067)	$(135,142)	$(1,939,822)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
SHARE TRANSACTIONS:
Agency
Issued	628	89,714	17,688	181,854
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	(19,810)	(92,894)	(40,346)	(371,696)

Change in Agency Shares	(19,182)	(3,180)	(22,658)	(189,842)

Institutional Class
Issued	159,500	372,851	1,181,542	1,320,271
Reinvested	4	4	28	105
Redeemed	(228,979)	(503,824)	(1,289,068)	(2,413,093)

Change in Institutional Class Shares	(69,475)	(130,969)	(107,498)	(1,092,717)

Morgan
Issued	1,494	33,811	4,593	27,488
Reinvested	1	14	7	143
Redeemed	(4,872)	(29,152)	(14,519)	(29,866)

Change in Morgan Shares	(3,377)	4,673	(9,919)	(2,235)

Premier
Issued	267,314	483,680	202,019	894,939
Reinvested	1	78	— (a)	325
Redeemed	(243,200)	(615,011)	(196,551)	(1,546,038)

Change in Premier Shares	24,115	(131,253)	5,468	(650,774)

Reserve
Issued	—	—	799	4,281
Reinvested	—	—	— (a)	3
Redeemed	—	—	(155)	(3,908)

Change in Reserve Shares	—	—	644	376

Service
Issued	2,847	—	686	1
Reinvested	2	29	1	12
Redeemed	(5,293)	(16,367)	(1,866)	(4,644)

Change in Service Shares	(2,444)	(16,338)	(1,179)	(4,631)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan Prime Money Market Fund
Academy
Year Ended February 28, 2022	$1.0006	$0.0007		$(0.0003)	$0.0004	$(0.0007)	$—		$(0.0007)
Year Ended February 28, 2021	1.0006	0.0036		— (e)	0.0036	(0.0036)	—	(e)	(0.0036)
May 15, 2019 (f) through February 29, 2020	1.0003	0.0162		0.0003	0.0165	(0.0162)	—		(0.0162)

Agency
Year Ended February 28, 2022	1.0008	0.0001		(0.0003)	(0.0002)	(0.0001)	—		(0.0001)
Year Ended February 28, 2021	1.0007	0.0028		0.0001	0.0029	(0.0028)	—	(e)	(0.0028)
Year Ended February 29, 2020	1.0003	0.0205		0.0004	0.0209	(0.0205)	—	(e)	(0.0205)
Year Ended February 28, 2019	1.0001	0.0204		0.0002	0.0206	(0.0204)	—	(e)	(0.0204)
Year Ended February 28, 2018	1.0004	0.0114	(g)	(0.0004)	0.0110	(0.0113)	—	(e)	(0.0113)

Capital
Year Ended February 28, 2022	1.0005	0.0007		(0.0002)	0.0005	(0.0007)	—		(0.0007)
Year Ended February 28, 2021	1.0005	0.0036		— (e)	0.0036	(0.0036)	—	(e)	(0.0036)
Year Ended February 29, 2020	1.0003	0.0213		0.0002	0.0215	(0.0213)	—	(e)	(0.0213)
Year Ended February 28, 2019	1.0001	0.0212		0.0002	0.0214	(0.0212)	—	(e)	(0.0212)
Year Ended February 28, 2018	1.0004	0.0122	(g)	(0.0004)	0.0118	(0.0121)	—	(e)	(0.0121)

Class C
Year Ended February 28, 2022	1.0005	0.0001		(0.0002)	(0.0001)	(0.0001)	—		(0.0001)
Year Ended February 28, 2021	1.0005	0.0006		— (e)	0.0006	(0.0006)	—	(e)	(0.0006)
Year Ended February 29, 2020	1.0003	0.0134		0.0002	0.0136	(0.0134)	—	(e)	(0.0134)
Year Ended February 28, 2019	1.0001	0.0133		0.0002	0.0135	(0.0133)	—	(e)	(0.0133)
Year Ended February 28, 2018	1.0004	0.0039	(g)	— (e)	0.0039	(0.0042)	—	(e)	(0.0042)

Empower
Year Ended February 28, 2022	1.0005	0.0007		(0.0003)	0.0004	(0.0007)	—		(0.0007)
February 23, 2021 (f) through February 28, 2021	1.0005	—	(e)	— (e)	— (e)	— (e)	—		— (e)

IM
Year Ended February 28, 2022	1.0006	0.0007		(0.0003)	0.0004	(0.0007)	—		(0.0007)
Year Ended February 28, 2021	1.0006	0.0039		— (e)	0.0039	(0.0039)	—	(e)	(0.0039)
Year Ended February 29, 2020	1.0003	0.0216		0.0003	0.0219	(0.0216)	—	(e)	(0.0216)
Year Ended February 28, 2019	1.0001	0.0215		0.0002	0.0217	(0.0215)	—	(e)	(0.0215)
Year Ended February 28, 2018	1.0004	0.0124	(g)	(0.0004)	0.0120	(0.0123)	—	(e)	(0.0123)

Institutional Class
Year Ended February 28, 2022	1.0005	0.0005		(0.0002)	0.0003	(0.0005)	—		(0.0005)
Year Ended February 28, 2021	1.0005	0.0033		— (e)	0.0033	(0.0033)	—	(e)	(0.0033)
Year Ended February 29, 2020	1.0003	0.0210		0.0002	0.0212	(0.0210)	—	(e)	(0.0210)
Year Ended February 28, 2019	1.0001	0.0209		0.0002	0.0211	(0.0209)	—	(e)	(0.0209)
Year Ended February 28, 2018	1.0004	0.0119	(g)	(0.0004)	0.0115	(0.0118)	—	(e)	(0.0118)

Morgan
Year Ended February 28, 2022	1.0011	0.0001		(0.0004)	(0.0003)	(0.0001)	—		(0.0001)
Year Ended February 28, 2021	1.0008	0.0016		0.0003	0.0019	(0.0016)	—	(e)	(0.0016)
Year Ended February 29, 2020	1.0003	0.0180		0.0005	0.0185	(0.0180)	—	(e)	(0.0180)
Year Ended February 28, 2019	1.0001	0.0179		0.0002	0.0181	(0.0179)	—	(e)	(0.0179)
Year Ended February 28, 2018	1.0004	0.0089	(g)	(0.0005)	0.0084	(0.0087)	—	(e)	(0.0087)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

Voluntary waivers amounted to 0.08%, 0.10%, 0.08%, 0.81%, 0.08%, 0.04%, 0.09% and 0.34% for Academy, Agency, Capital, Class C, Empower, IM, Institutional Class and Morgan, respectively, for 2022, and 0.01%, 0.02%, 0.02%, 0.51%, less than 0.005%, 0.01%, 0.02% and 0.12% for Academy, Agency, Capital, Class C, Empower, IM, Institutional Class and Morgan, respectively, for 2021.

(e)	Amount rounds to less than $0.00005.
(f)	Commencement of offering of class of shares.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.0003	0.04%	$918,415	0.10	%(d)	0.07%	0.19%
1.0006	0.36	1,011,973	0.17	(d)	0.38	0.19
1.0006	1.66	150,519	0.18		1.69	0.26

1.0005	(0.02)	1,403,993	0.16	(d)	0.01	0.29
1.0008	0.29	1,492,906	0.24	(d)	0.30	0.29
1.0007	2.11	2,517,667	0.26		2.05	0.30
1.0003	2.08	2,474,137	0.26		2.09	0.31
1.0001	1.10	1,494,001	0.26		1.14	0.31

1.0003	0.05	40,505,885	0.10	(d)	0.07	0.18
1.0005	0.36	42,867,638	0.16	(d)	0.31	0.19
1.0005	2.17	33,683,247	0.18		2.09	0.20
1.0003	2.16	26,725,832	0.18		2.13	0.21
1.0001	1.18	24,654,174	0.18		1.22	0.21

1.0003	(0.01)	539	0.16	(d)	0.01	5.49
1.0005	0.06	734	0.46	(d)	0.06	4.90
1.0005	1.37	806	0.97		1.38	3.88
1.0003	1.36	1,218	0.97		1.30	2.80
1.0001	0.39	2,012	0.97		0.39	2.27

1.0002	0.04	564,948	0.10	(d)	0.07	0.20
1.0005	0.00 (h)	25	0.12	(d)	0.10	0.19

1.0003	0.04	9,524,945	0.10	(d)	0.07	0.13
1.0006	0.39	7,515,957	0.13	(d)	0.35	0.14
1.0006	2.21	5,541,728	0.15		2.12	0.15
1.0003	2.19	1,896,262	0.16		2.13	0.16
1.0001	1.21	2,032,079	0.16		1.24	0.16

1.0003	0.03	14,794,803	0.12	(d)	0.05	0.23
1.0005	0.33	19,063,596	0.19	(d)	0.30	0.24
1.0005	2.14	15,607,982	0.21		2.07	0.25
1.0003	2.13	11,691,618	0.21		2.12	0.26
1.0001	1.15	8,567,374	0.21		1.19	0.26

1.0007	(0.03)	877,230	0.17	(d)	0.01	0.50
1.0011	0.19	1,353,316	0.38	(d)	0.22	0.50
1.0008	1.87	2,880,586	0.51		1.78	0.51
1.0003	1.82	2,395,205	0.52		1.88	0.53
1.0001	0.84	739,866	0.52		0.89	0.56

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan Prime Money Market Fund (continued)
Premier
Year Ended February 28, 2022	$1.0007	$0.0001		$(0.0003)	$(0.0002)	$(0.0001)	$—		$(0.0001)
Year Ended February 28, 2021	1.0006	0.0019		0.0001	0.0020	(0.0019)	—	(e)	(0.0019)
Year Ended February 29, 2020	1.0003	0.0186		0.0003	0.0189	(0.0186)	—	(e)	(0.0186)
Year Ended February 28, 2019	1.0001	0.0185		0.0002	0.0187	(0.0185)	—	(e)	(0.0185)
Year Ended February 28, 2018	1.0004	0.0096	(f)	(0.0005)	0.0091	(0.0094)	—	(e)	(0.0094)

Reserve
Year Ended February 28, 2022	1.0009	0.0001		(0.0003)	(0.0002)	(0.0001)	—		(0.0001)
Year Ended February 28, 2021	1.0007	0.0010		0.0002	0.0012	(0.0010)	—	(e)	(0.0010)
Year Ended February 29, 2020	1.0003	0.0161		0.0004	0.0165	(0.0161)	—	(e)	(0.0161)
Year Ended February 28, 2019	1.0001	0.0160		0.0002	0.0162	(0.0160)	—	(e)	(0.0160)
Year Ended February 28, 2018	1.0004	0.0062	(f)	0.0004	0.0066	(0.0069)	—	(e)	(0.0069)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Voluntary waivers amounted to 0.27% and 0.54% for Premier and Reserve, respectively, for 2022, and 0.09% and 0.16% for Premier and Reserve, respectively, for 2021.
(e)	Amount rounds to less than $0.00005.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.0004	(0.02)%	$1,007,946	0.16	%(d)	0.01%	0.44%
1.0007	0.20	1,337,044	0.35	(d)	0.22	0.44
1.0006	1.91	2,646,576	0.45		1.83	0.45
1.0003	1.89	1,884,553	0.45		1.90	0.46
1.0001	0.91	1,093,169	0.45		0.96	0.46

1.0006	(0.02)	2,852	0.16	(d)	0.01	2.42
1.0009	0.12	1,084	0.53	(d)	0.33	2.00
1.0007	1.66	12,017	0.70		1.59	0.94
1.0003	1.64	13,024	0.70		1.57	0.85
1.0001	0.66	15,846	0.70		0.62	0.76

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan Institutional Tax Free Money Market Fund
Agency
Year Ended February 28, 2022	$1.0005	$0.0001	$(0.0002)		$(0.0001)	$(0.0001)	$—	(d)	$(0.0001)
Year Ended February 28, 2021	1.0001	0.0023	0.0004		0.0027	(0.0023)	—	(d)	(0.0023)
Year Ended February 29, 2020	1.0000	0.0117	0.0001	(f)	0.0118	(0.0117)	—	(d)	(0.0117)
March 1, 2018 (g) through February 28, 2019	1.0000	0.0123	—	(d)	0.0123	(0.0123)	—	(d)	(0.0123)

Capital
Year Ended February 28, 2022	1.0006	0.0002	(0.0003)		(0.0001)	(0.0002)	—	(d)	(0.0002)
Year Ended February 28, 2021	1.0000	0.0028	0.0006		0.0034	(0.0028)	—	(d)	(0.0028)
Year Ended February 29, 2020	1.0000	0.0125	—	(d)	0.0125	(0.0125)	—	(d)	(0.0125)
March 1, 2018 (g) through February 28, 2019	1.0000	0.0131	—	(d)	0.0131	(0.0131)	—	(d)	(0.0131)

IM
Year Ended February 28, 2022	1.0005	0.0002	(0.0002)		— (d)	(0.0002)	—	(d)	(0.0002)
Year Ended February 28, 2021	1.0000	0.0030	0.0005		0.0035	(0.0030)	—	(d)	(0.0030)
Year Ended February 29, 2020	1.0000	0.0127	—	(d)	0.0127	(0.0127)	—	(d)	(0.0127)
March 1, 2018 (g) through February 28, 2019	1.0000	0.0133	—	(d)	0.0133	(0.0133)	—	(d)	(0.0133)

Institutional Class
Year Ended February 28, 2022	1.0005	0.0001	(0.0002)		(0.0001)	(0.0001)	—	(d)	(0.0001)
Year Ended February 28, 2021	1.0000	0.0026	0.0005		0.0031	(0.0026)	—	(d)	(0.0026)
Year Ended February 29, 2020	1.0000	0.0122	—	(d)	0.0122	(0.0122)	—	(d)	(0.0122)
March 1, 2018 (g) through February 28, 2019	1.0000	0.0128	—	(d)	0.0128	(0.0128)	—	(d)	(0.0128)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.00005.
(e)

Voluntary waivers amounted to 0.16%, 0.09%, 0.07% and 0.12% for Agency, Capital, IM and Institutional Class, respectively, for 2022, and 0.02%, less than 0.005%, 0.01% and 0.01% for Agency, Capital, IM and Institutional Class, respectively, for 2021.

(f)	Net realized and unrealized gains (losses) on investments may appear disproportionate in relation to the classes due to rounding.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(i)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.0003	(0.01)%	$17,084	0.11	%(e)	0.01%		0.44%
1.0005	0.27	23,163	0.24	(e)	0.25		0.36
1.0001	1.19	41,696	0.26		1.15		0.38
1.0000	1.24	17,148	0.26	(h)	1.36	(h)	2.96	(h)

1.0003	(0.01)	182,500	0.09	(e)	0.02		0.22
1.0006	0.34	37,889	0.18	(e)	0.41		0.22
1.0000	1.26	228,168	0.18		1.18		0.24
1.0000	1.32	72,933	0.18	(h)	1.42	(h)	0.40	(h)

1.0003	0.00 (i)	723,312	0.08	(e)	0.02		0.15
1.0005	0.35	665,960	0.15	(e)	0.18		0.16
1.0000	1.28	391,386	0.16		1.24		0.18
1.0000	1.34	475,368	0.16	(h)	1.32	(h)	0.23	(h)

1.0003	(0.01)	355,017	0.09	(e)	0.01		0.26
1.0005	0.31	478,239	0.20	(e)	0.23		0.26
1.0000	1.23	309,118	0.21		1.20		0.28
1.0000	1.29	377,900	0.21	(h)	1.40	(h)	0.37	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan Securities Lending Money Market Fund
Agency SL
Year Ended February 28, 2022	$1.0001	$0.0010	$(0.0005)	$0.0005	$(0.0010)	$—	(d)	$(0.0010)
Year Ended February 28, 2021	1.0002	0.0045	(0.0001)	0.0044	(0.0045)	—	(d)	(0.0045)
Year Ended February 29, 2020	1.0001	0.0222	0.0001	0.0223	(0.0222)	—	(d)	(0.0222)
September 19, 2018 (e) through February 28, 2019	1.0000	0.0109	0.0001	0.0110	(0.0109)	—		(0.0109)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.00005.
(e)	Commencement of operations.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$0.9996	0.05%	$1,921,994	0.06%		0.10%		0.14%
1.0001	0.44	2,168,587	0.06		0.48		0.15
1.0002	2.25	3,455,824	0.06		2.20		0.16
1.0001	1.10	2,865,539	0.06	(f)	2.53	(f)	0.23	(f)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan Liquid Assets Money Market Fund
Agency
Year Ended February 28, 2022	$1.00	$—	(c)	$—	(c)	$—	(c)	$— (c)	$—		$— (c)
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 29, 2020	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)	—	(c)	(0.01)

Capital
Year Ended February 28, 2022	1.00	—	(c)	—	(c)	—	(c)	— (c)	—		— (c)
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 29, 2020	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)	—	(c)	(0.01)

Class C
Year Ended February 28, 2022	1.00	—	(c)	—	(c)	—	(c)	— (c)	—		— (c)
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 29, 2020	1.00	0.01		—	(c)	0.01		(0.01)	—	(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)	—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)

Institutional Class
Year Ended February 28, 2022	1.00	—	(c)	—	(c)	—	(c)	— (c)	—		— (c)
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 29, 2020	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)	—	(c)	(0.01)

Investor
Year Ended February 28, 2022	1.00	—	(c)	—	(c)	—	(c)	— (c)	—		— (c)
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 29, 2020	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)	—	(c)	(0.01)

Morgan
Year Ended February 28, 2022	1.00	—	(c)	—	(c)	—	(c)	— (c)	—		— (c)
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 29, 2020	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)	—	(c)	(0.01)

Premier
Year Ended February 28, 2022	1.00	—	(c)	—	(c)	—	(c)	— (c)	—		— (c)
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 29, 2020	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)	—	(c)	(0.01)

Reserve
Year Ended February 28, 2022	1.00	—	(c)	—	(c)	—	(c)	— (c)	—		— (c)
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 29, 2020	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)	—	(c)	(0.01)

(a)	Calculated based upon average shares outstanding.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Amount rounds to less than $0.005.
(d)

Voluntary waivers amounted to 0.09%, 0.03%, 0.80%, 0.05%, 0.32%, 0.42%, 0.28% and 0.53% for Agency, Capital, Class C, Institutional Class, Investor, Morgan, Premier and Reserve, respectively, for 2022, and 0.02%, less than 0.005%, 0.49%, less than 0.005%, 0.16%, 0.19%, 0.10% and 0.29% for Agency, Capital, Class C, Institutional Class, Investor, Morgan, Premier and Reserve, respectively, for 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%	$691,008	0.17	%(d)	0.01%	0.30%
1.00	0.29	1,234,800	0.24	(d)	0.27	0.29
1.00	2.07	1,452,745	0.26		1.94	0.31
1.00	2.06	542,003	0.26		2.13	0.33
1.00	1.11	158,527	0.26		1.16	0.34

1.00	0.04	1,804,197	0.15	(d)	0.04	0.19
1.00	0.35	4,806,805	0.18	(d)	0.25	0.19
1.00	2.15	2,295,874	0.18		2.01	0.21
1.00	2.14	558,492	0.18		2.16	0.23
1.00	1.19	98,814	0.18		1.36	0.24

1.00	0.01	21,564	0.17	(d)	0.01	1.16
1.00	0.07	33,821	0.48	(d)	0.05	1.15
1.00	1.34	18,423	0.97		1.35	1.18
1.00	1.34	22,073	0.97		1.34	1.19
1.00	0.40	22,267	0.97		0.38	1.20

1.00	0.02	1,763,092	0.16	(d)	0.02	0.25
1.00	0.32	3,055,814	0.21	(d)	0.30	0.24
1.00	2.12	3,412,753	0.21		2.07	0.26
1.00	2.11	2,717,544	0.21		2.17	0.28
1.00	1.16	988,333	0.21		1.21	0.29

1.00	0.01	1,804	0.17	(d)	0.01	0.50
1.00	0.17	6,189	0.34	(d)	0.16	0.58
1.00	1.81	7,904	0.51		1.78	0.52
1.00	1.81	8,147	0.51		1.79	0.54
1.00	0.86	8,616	0.51		0.89	0.55

1.00	0.01	453,086	0.17	(d)	0.01	0.61
1.00	0.14	627,541	0.40	(d)	0.14	0.60
1.00	1.73	543,317	0.59		1.69	0.63
1.00	1.73	307,584	0.59		1.76	0.68
1.00	0.78	156,049	0.59		0.78	0.70

1.00	0.01	1,532,491	0.17	(d)	0.01	0.45
1.00	0.19	2,373,258	0.35	(d)	0.19	0.44
1.00	1.87	3,031,847	0.45		1.77	0.46
1.00	1.87	1,140,955	0.45		1.93	0.48
1.00	0.92	353,810	0.45		0.95	0.49

1.00	0.01	4,231	0.17	(d)	0.01	0.70
1.00	0.11	5,661	0.40	(d)	0.11	0.88
1.00	1.62	3,797	0.70		1.62	0.84
1.00	1.61	4,548	0.70		1.59	0.74
1.00	0.67	6,527	0.70		0.65	0.74

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan U.S. Government Money Market Fund
Academy
Year Ended February 28, 2022	$1.00	$—	(e)	$—	(e)	$—	(e)	$— (e)	$—		$— (e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)
May 15, 2019(g) through February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)	—		(0.01)

Agency
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)

Capital
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)

E*Trade
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)	—		(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)	—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Empower
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)
February 23, 2021(g) through February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)

IM
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)

Institutional Class
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)

Investor
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)

Voluntary waivers amounted to 0.13%, 0.20%, 0.13%, 0.94%, 0.13%, 0.09%, 0.15% and 0.41% for Academy, Agency, Capital, E*Trade, Empower, IM, Institutional Class and Investor, respectively, for 2022, 0.04%, 0.06%, 0.03%, 0.75%, less than 0.005%, 0.01%, 0.04% and 0.25% for Academy, Agency, Capital, E*Trade, Empower, IM, Institutional Class and Investor, respectively, for 2021, and 0.03% for E*Trade for 2018.

(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.03%		$10,734,174	0.04	%(f)	0.03%		0.18%
1.00	0.14		3,689,489	0.14	(f)	0.07		0.18
1.00	1.47		85,026	0.18		1.49		0.21

1.00	0.01		8,485,249	0.06	(f)	0.01		0.28
1.00	0.09		16,148,773	0.20	(f)	0.08		0.28
1.00	1.87		14,132,125	0.26		1.84		0.30
1.00	1.82		11,112,454	0.26		1.79		0.31
1.00	0.81		13,906,062	0.26		0.80		0.31

1.00	0.03		166,488,233	0.04	(f)	0.03		0.18
1.00	0.14		143,184,525	0.15	(f)	0.13		0.19
1.00	1.95		86,263,432	0.18		1.91		0.20
1.00	1.90		73,390,258	0.18		1.87		0.21
1.00	0.89		92,747,537	0.18		0.88		0.21

1.00	0.01		387,687	0.06	(f)	0.01		1.03
1.00	0.03		404,756	0.25	(f)	0.02		1.03
1.00	1.12		298,348	1.00		1.10		1.05
1.00	1.07		274,993	1.00		1.04		1.06
1.00	0.13		291,828	0.97	(f)	0.17		1.06

1.00	0.03		4,160,732	0.04	(f)	0.03		0.18
1.00	0.00	(h)	500,028	0.06	(f)	0.04		0.19

1.00	0.03		10,046,645	0.04	(f)	0.03		0.13
1.00	0.17		7,317,310	0.12	(f)	0.16		0.14
1.00	1.99		7,443,910	0.15		1.90		0.15
1.00	1.92		6,108,975	0.16		1.95		0.16
1.00	0.91		2,493,731	0.16		0.96		0.16

1.00	0.01		27,455,761	0.06	(f)	0.01		0.23
1.00	0.12		39,608,624	0.17	(f)	0.11		0.23
1.00	1.92		43,246,064	0.21		1.89		0.25
1.00	1.87		41,868,607	0.21		1.88		0.26
1.00	0.86		32,544,047	0.21		0.85		0.26

1.00	0.00	(h)	1,858,457	0.07	(f)	0.00	(h)	0.48
1.00	0.05		842,931	0.24	(f)	0.04		0.48
1.00	1.63		684,791	0.50		1.68		0.50
1.00	1.57		1,127,675	0.50		1.60		0.50
1.00	0.56		748,306	0.51		0.54		0.51

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Government Money Market Fund (continued)
Morgan
Year Ended February 28, 2022	$1.00	$—	(e)	$—	(e)	$—	(e)	$—	(e)	$—		$—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)

Reserve
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Service
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)

Voluntary waivers amounted to 0.51%, 0.37%, 0.61% and 0.96% for Morgan, Premier, Reserve and Service, respectively, for 2022, 0.33%, 0.21% 0.47% and 0.74% for Morgan, Premier, Reserve and Service, respectively, for 2021, and less than 0.005% and 0.12% for Reserve and Service, respectively, for 2018.

(g)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(g)	$1,956,424	0.07	%(f)	0.00	%(g)	0.59%
1.00	0.05		1,870,723	0.25	(f)	0.05		0.59
1.00	1.54		2,064,159	0.59		1.50		0.60
1.00	1.48		1,660,477	0.59		1.49		0.61
1.00	0.48		1,231,217	0.59		0.44		0.61

1.00	0.01		5,330,175	0.06	(f)	0.01		0.43
1.00	0.06		5,020,827	0.22	(f)	0.05		0.43
1.00	1.68		4,095,749	0.45		1.64		0.45
1.00	1.62		2,945,521	0.45		1.59		0.46
1.00	0.62		5,500,002	0.45		0.60		0.46

1.00	0.00	(g)	7,409,330	0.07	(f)	0.00	(g)	0.68
1.00	0.04		27,414	0.22	(f)	0.03		0.69
1.00	1.42		20,829	0.70		1.41		0.71
1.00	1.37		19,468	0.70		1.28		0.71
1.00	0.37		59,334	0.70	(f)	0.33		0.71

1.00	0.00	(g)	433,435	0.07	(f)	0.00	(g)	1.03
1.00	0.03		514,476	0.29	(f)	0.03		1.03
1.00	1.07		867,659	1.05		1.19		1.05
1.00	1.02		2,993,274	1.05		1.08		1.05
1.00	0.09		1,649,354	0.93	(f)	0.08		1.06

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Treasury Plus Money Market Fund
Academy
Year Ended February 28, 2022	$1.00	$—	(e)	$—	(e)	$—	(e)	$—	(e)	$—		$—	(e)
September 30, 2020 (g) through February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)

Agency
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)

Capital
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)		—		(0.02)
September 22, 2017 (g) through February 28, 2018	1.00	0.01		(0.01)		—	(e)	—	(e)	—	(e)	—	(e)

Class C
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Empower
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
February 23, 2021 (g) through February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)

IM
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)

Institutional Class
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)

Investor
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)

Voluntary waivers amounted to 0.14%, 0.20%, 0.12%, 0.90%, 0.13%, 0.09%, 0.15% and 0.42% for Academy, Agency, Capital, Class C, Empower, IM, Institutional Class and Investor, respectively, for 2022, 0.05%, 0.06%, 0.02%, 0.70%, less than 0.005%, 0.01%, 0.04% and 0.22% for Academy, Agency, Capital, Class C, Empower, IM, Institutional Class and Investor, respectively, for 2021, and 0.07% for Class C for 2018.

(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$100	0.04	%(f)	0.01%		0.19%
1.00	0.01		17,600	0.07	(f)	0.03		0.23

1.00	0.01		914,835	0.06	(f)	0.01		0.28
1.00	0.09		1,865,281	0.20	(f)	0.09		0.29
1.00	1.85		1,744,289	0.26		1.85		0.30
1.00	1.83		2,013,982	0.26		1.90		0.30
1.00	0.81		930,654	0.26		0.82		0.31

1.00	0.01		10,784,903	0.06	(f)	0.01		0.18
1.00	0.14		13,539,346	0.16	(f)	0.13		0.19
1.00	1.94		9,945,933	0.18		1.89		0.20
1.00	1.91		6,425,187	0.18		1.92		0.20
1.00	0.47		3,501,095	0.18		1.17		0.21

1.00	0.00	(h)	461,114	0.07	(f)	0.00	(h)	1.14
1.00	0.02		393,546	0.27	(f)	0.02		1.14
1.00	1.13		292,824	0.97		1.16		1.15
1.00	1.11		375,230	0.97		1.09		1.16
1.00	0.15		417,056	0.90	(f)	0.13		1.16

1.00	0.01		112,014	0.05	(f)	0.01		0.18
1.00	0.00	(h)	25	0.06	(f)	0.02		0.18

1.00	0.01		30	0.05	(f)	0.02		0.14
1.00	0.17		24,276	0.12	(f)	0.19		0.14
1.00	1.97		37,429	0.15		2.26		0.15
1.00	1.93		1,451,488	0.15		1.87		0.15
1.00	0.90		3,051,574	0.16		0.81		0.16

1.00	0.01		7,963,115	0.06	(f)	0.01		0.24
1.00	0.12		12,055,194	0.17	(f)	0.13		0.24
1.00	1.90		16,887,054	0.21		1.88		0.25
1.00	1.88		17,766,429	0.21		1.89		0.25
1.00	0.86		13,500,900	0.21		0.84		0.26

1.00	0.00	(h)	16,665	0.07	(f)	0.00	(h)	0.48
1.00	0.04		16,604	0.27	(f)	0.05		0.54
1.00	1.61		29,937	0.50		1.60		0.50
1.00	1.58		28,583	0.51		1.57		0.51
1.00	0.55		48,818	0.51		0.52		0.51

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Treasury Plus Money Market Fund (continued)
Morgan
Year Ended February 28, 2022	$1.00	$—	(e)	$—	(e)	$—	(e)	$—	(e)	$—		$—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)

Reserve
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)

Voluntary waivers amounted to 0.52%, 0.38% and 0.61% for Morgan, Premier and Reserve, respectively, for 2022, 0.31%, 0.19% and 0.35% for Morgan, Premier and Reserve, respectively, for 2021, and less than 0.005% for Reserve for 2018.

(g)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(g)	$350,701	0.06	%(f)	0.00	%(g)	0.59%
1.00	0.04		436,183	0.28	(f)	0.05		0.59
1.00	1.52		734,856	0.59		1.49		0.60
1.00	1.49		634,508	0.59		1.55		0.61
1.00	0.47		283,619	0.59		0.48		0.62

1.00	0.01		2,032,795	0.06	(f)	0.01		0.44
1.00	0.05		1,694,724	0.25	(f)	0.04		0.44
1.00	1.66		1,439,412	0.45		1.60		0.45
1.00	1.63		981,194	0.45		1.68		0.45
1.00	0.61		611,645	0.45		0.61		0.46

1.00	0.00	(g)	244,357	0.07	(f)	0.00	(g)	0.68
1.00	0.03		4,562	0.34	(f)	0.03		0.74
1.00	1.41		5,966	0.70		1.41		0.73
1.00	1.38		6,986	0.70		1.34		0.71
1.00	0.37		12,246	0.70	(f)	0.28		0.71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan Federal Money Market Fund
Agency
Year Ended February 28, 2022	$1.00	$—	(c)	$—	(c)	$—	(c)	$— (c)	$—	(c)	$— (c)
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 29, 2020	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)	—	(c)	(0.01)

Institutional Class
Year Ended February 28, 2022	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 29, 2020	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)	—	(c)	(0.01)

Morgan
Year Ended February 28, 2022	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 29, 2020	1.00	0.01		0.01		0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)	—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)

Premier
Year Ended February 28, 2022	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 29, 2020	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)	—	(c)	(0.01)

(a)	Calculated based upon average shares outstanding.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Amount rounds to less than $0.005.
(d)

Voluntary waivers amounted to 0.20%, 0.16%, 0.53% and 0.39% for Agency, Institutional Class, Morgan and Premier, respectively, for 2022, and 0.06%, 0.04%, 0.36% and 0.21% for Agency, Institutional Class, Morgan and Premier, respectively, for 2021.

(e)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return		Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$217,942	0.06	%(d)	0.01%		0.31%
1.00	0.11		318,757	0.20	(d)	0.10		0.30
1.00	1.85		242,716	0.26		1.79		0.30
1.00	1.80		148,122	0.26		1.82		0.31
1.00	0.80		127,451	0.26		0.77		0.33

1.00	0.01		1,322,211	0.06	(d)	0.01		0.25
1.00	0.13		2,344,288	0.17	(d)	0.14		0.25
1.00	1.90		2,572,379	0.21		1.90		0.25
1.00	1.85		3,417,418	0.21		1.85		0.26
1.00	0.85		2,668,613	0.21		0.84		0.28

1.00	0.00	(e)	55,291	0.06	(d)	0.00	(e)	0.64
1.00	0.06		53,546	0.23	(d)	0.05		0.63
1.00	1.51		34,728	0.59		1.48		0.67
1.00	1.46		29,289	0.59		1.45		0.70
1.00	0.46		32,224	0.59		0.44		0.69

1.00	0.01		123,328	0.06	(d)	0.01		0.46
1.00	0.08		198,516	0.24	(d)	0.08		0.45
1.00	1.65		218,858	0.45		1.58		0.45
1.00	1.60		155,001	0.45		1.54		0.47
1.00	0.60		229,795	0.45		0.65		0.48

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan 100% U.S. Treasury Securities Money Market Fund
Academy
Year Ended February 28, 2022	$1.00	$—	(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)
September 30, 2020 (g) through February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)

Agency
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)

Capital
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)

Empower
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
February 23, 2021 (g) through February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)

IM
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
January 15, 2020 (g) through February 29, 2020	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)

Institutional Class
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)

Morgan
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)

Voluntary waivers amounted to 0.12%, 0.21%, 0.12%, 0.13%, 0.14%, 0.16% and 0.52% for Academy, Agency, Capital, Empower, IM, Institutional Class and Morgan, respectively, for 2022, 0.08%, 0.05%, 0.02%, 0.12%, less than 0.005%, 0.03% and 0.34% for Academy, Agency, Capital, Empower, IM, Institutional Class and Morgan, respectively, for 2021, and less than 0.005% for Morgan for 2018.

(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$131,020	0.05	%(f)	0.01%		0.18%
1.00	0.00	(h)	17,600	0.10	(f)	0.01		0.21

1.00	0.01		3,173,164	0.05	(f)	0.01		0.28
1.00	0.10		4,187,912	0.20	(f)	0.09		0.29
1.00	1.82		4,197,262	0.26		1.76		0.30
1.00	1.79		2,567,061	0.26		1.81		0.31
1.00	0.79		1,981,066	0.26		0.80		0.31

1.00	0.01		57,422,062	0.05	(f)	0.01		0.18
1.00	0.13		58,366,269	0.16	(f)	0.11		0.19
1.00	1.90		32,963,549	0.18		1.85		0.20
1.00	1.88		23,528,259	0.18		1.88		0.21
1.00	0.87		19,208,530	0.18		0.89		0.21

1.00	0.01		29,519	0.04	(f)	0.01		0.18
1.00	0.00	(h)	25	0.07	(f)	0.01		0.20

1.00	0.01		224	0.04	(f)	0.01		0.18
1.00	0.16		227	0.13	(f)	0.11		0.14
1.00	0.18		11,885	0.15		1.46		0.15

1.00	0.01		23,076,533	0.05	(f)	0.01		0.23
1.00	0.12		24,097,829	0.18	(f)	0.11		0.24
1.00	1.87		22,282,460	0.21		1.83		0.25
1.00	1.84		17,858,556	0.21		1.87		0.26
1.00	0.84		11,098,506	0.21		0.83		0.26

1.00	0.00	(h)	2,206,039	0.06	(f)	0.00	(h)	0.58
1.00	0.05		2,251,619	0.24	(f)	0.05		0.59
1.00	1.49		2,023,440	0.59		1.47		0.60
1.00	1.46		2,009,129	0.59		1.45		0.61
1.00	0.45		1,617,985	0.59	(f)	0.46		0.61

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan 100% U.S. Treasury Securities Money Market Fund (continued)
Premier
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)

Reserve
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)

Voluntary waivers amounted to 0.38% and 0.62% for Premier and Reserve, respectively, for 2022, 0.19% and 0.44% for Premier and Reserve, respectively, for 2021, and less than 0.005% for Reserve for 2018.

(g)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

1.00	0.01		1,947,356	0.05	(f)	0.01		0.43
1.00	0.06		1,999,999	0.25	(f)	0.06		0.44
1.00	1.63		2,537,050	0.45		1.62		0.45
1.00	1.60		2,059,307	0.45		1.65		0.46
1.00	0.59		848,906	0.45		0.59		0.46

1.00	0.00	(g)	3,821,500	0.06	(f)	0.00	(g)	0.68
1.00	0.04		2,893,380	0.25	(f)	0.03		0.69
1.00	1.38		2,102,023	0.70		1.34		0.70
1.00	1.35		1,561,835	0.70		1.42		0.71
1.00	0.35		258,002	0.70	(f)	0.41		0.71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	131

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Tax Free Money Market Fund
Agency
Year Ended February 28, 2022	$1.00	$—	(c)	$—	(c)	$—	(c)	$—	(c)	$—	(c)	$—	(c)
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2020	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)

Institutional Class
Year Ended February 28, 2022	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2020	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)

Morgan
Year Ended February 28, 2022	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2020	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Premier
Year Ended February 28, 2022	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2020	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Reserve
Year Ended February 28, 2022	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2020	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

(a)	Calculated based upon average shares outstanding.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Amount rounds to less than $0.005.
(d)

Voluntary waivers amounted to 0.16%, 0.12%, 0.49%, 0.33% and 0.59% for Agency, Institutional Class, Morgan, Premier and Reserve, respectively, for 2022, 0.03%, 0.01%, 0.29%, 0.14% and 0.39% for Agency, Institutional Class, Morgan, Premier and Reserve, respectively, for 2021, and less than 0.005% for Reserve for 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%	$281,075	0.10	%(d)	0.01%	0.29%
1.00	0.26	372,457	0.23	(d)	0.33	0.29
1.00	1.17	782,269	0.26		1.17	0.30
1.00	1.24	1,063,941	0.26		1.23	0.31
1.00	0.68	831,137	0.26		0.70	0.31

1.00	0.02	5,135,738	0.09	(d)	0.02	0.24
1.00	0.29	6,858,653	0.20	(d)	0.33	0.24
1.00	1.22	9,173,460	0.21		1.23	0.25
1.00	1.29	12,402,297	0.21		1.27	0.26
1.00	0.73	11,970,538	0.21		0.73	0.26

1.00	0.01	17,140	0.10	(d)	0.01	0.62
1.00	0.19	22,830	0.30	(d)	0.12	0.61
1.00	0.84	10,842	0.59		0.83	0.64
1.00	0.90	9,884	0.59		0.89	0.68
1.00	0.35	9,555	0.59		0.34	0.66

1.00	0.01	338,064	0.10	(d)	0.01	0.44
1.00	0.21	498,856	0.29	(d)	0.26	0.44
1.00	0.98	847,483	0.45		0.99	0.45
1.00	1.04	1,062,712	0.45		1.03	0.46
1.00	0.49	1,560,291	0.45		0.48	0.46

1.00	0.01	1,807,835	0.10	(d)	0.01	0.69
1.00	0.18	1,574,145	0.29	(d)	0.16	0.69
1.00	0.73	1,707,525	0.70		0.72	0.70
1.00	0.79	2,028,976	0.70		0.78	0.71
1.00	0.24	2,511,847	0.70	(d)	0.23	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	133

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Municipal Money Market Fund
Agency
Year Ended February 28, 2022	$1.00	$—	(c)	$—	(c)	$—	(c)	$—	(c)	$—	(c)	$—	(c)
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2020	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)

Institutional Class
Year Ended February 28, 2022	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2020	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)

Morgan
Year Ended February 28, 2022	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2020	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Premier
Year Ended February 28, 2022	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2020	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)

Service
Year Ended February 28, 2022	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2020	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2019	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2018	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

(a)	Calculated based upon average shares outstanding.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Amount rounds to less than $0.005.
(d)

Voluntary waivers amounted to 0.13%, 0.09%, 0.46%, 0.32% and 0.92% for Agency, Institutional Class, Morgan, Premier and Service, respectively, for 2022, 0.01%, 0.01%, 0.24%, 0.10% and 0.60% for Agency, Institutional Class, Morgan, Premier and Service, respectively, for 2021, less than 0.005% for Service for 2020, less than 0.005% for Service for 2019, and 0.14% for Service for 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%	$38,272	0.13	%(d)	0.01%	0.32%
1.00	0.31	60,879	0.25	(d)	0.38	0.31
1.00	1.20	112,747	0.26		1.20	0.34
1.00	1.26	127,136	0.26		1.25	0.33
1.00	0.73	140,809	0.26		0.76	0.35

1.00	0.02	879,357	0.12	(d)	0.02	0.27
1.00	0.35	834,116	0.20	(d)	0.38	0.26
1.00	1.25	1,688,150	0.21		1.24	0.29
1.00	1.31	2,003,502	0.21		1.30	0.28
1.00	0.78	1,575,116	0.21		0.83	0.31

1.00	0.01	24,236	0.13	(d)	0.01	0.63
1.00	0.22	43,853	0.35	(d)	0.16	0.62
1.00	0.87	35,473	0.59		0.84	0.66
1.00	0.93	15,899	0.59		0.92	0.65
1.00	0.40	13,794	0.59		0.28	0.63

1.00	0.01	37,902	0.13	(d)	0.01	0.47
1.00	0.23	69,237	0.35	(d)	0.28	0.47
1.00	1.01	135,261	0.45		1.00	0.50
1.00	1.07	129,260	0.45		1.06	0.48
1.00	0.54	116,319	0.45		0.57	0.51

1.00	0.01	19,679	0.13	(d)	0.01	1.06
1.00	0.16	28,684	0.44	(d)	0.21	1.06
1.00	0.41	68,493	1.05	(d)	0.48	1.09
1.00	0.47	256,953	1.05	(d)	0.46	1.08
1.00	0.07	282,024	0.91	(d)	0.05	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	135

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan California Municipal Money Market Fund
Agency
Year Ended February 28, 2022	$1.00	$—	(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
March 1, 2019 (g) through February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)

Institutional Class
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
March 1, 2019 (g) through February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)

Morgan
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Service
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2020	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2019	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)

Voluntary waivers amounted to 0.14%, 0.12%, 0.49%, 0.36% and 0.95% for Agency, Institutional Class, Morgan, Premier and Service, respectively, for 2022, 0.04%, 0.01%, 0.31%, 0.18% and 0.68% for Agency, Institutional Class, Morgan, Premier and Service, respectively, for 2021, 0.01% for Service for 2020, 0.01% for Service for 2019, and 0.16% for Service for 2018.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.02%	$2,527	0.12	%(f)	0.01%	0.37%
1.00	0.23	21,715	0.22	(f)	0.24	0.33
1.00	1.11	24,892	0.26		0.87	0.35

1.00	0.03	87,260	0.09	(f)	0.02	0.32
1.00	0.25	156,740	0.20	(f)	0.30	0.28
1.00	1.15	287,724	0.21		1.03	0.30

1.00	0.02	3,744	0.10	(f)	0.01	0.69
1.00	0.17	7,122	0.28	(f)	0.12	0.63
1.00	0.77	2,447	0.59		0.70	0.69
1.00	0.86	1,591	0.59		0.85	0.72
1.00	0.38	1,310	0.59		0.27	0.75

1.00	0.02	126,122	0.09	(f)	0.01	0.52
1.00	0.19	101,991	0.27	(f)	0.20	0.48
1.00	0.91	233,249	0.45		0.87	0.50
1.00	1.00	259,463	0.45		0.97	0.52
1.00	0.52	166,312	0.45		0.49	0.55

1.00	0.02	9,622	0.10	(f)	0.01	1.12
1.00	0.12	12,065	0.37	(f)	0.16	1.08
1.00	0.32	28,405	1.05	(f)	0.37	1.10
1.00	0.41	118,146	1.04	(f)	0.37	1.12
1.00	0.08	125,615	0.89	(f)	0.04	1.15

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	137

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan New York Municipal Money Market Fund
Agency
Year Ended February 28, 2022	$1.00	$—	(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
March 1, 2019 (g) through February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)

Institutional Class
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
March 1, 2019 (g) through February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)

Morgan
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Service
Year Ended February 28, 2022	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2020	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2019	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)

Voluntary waivers amounted to 0.14%, 0.09%, 0.46%, 0.33%, 0.58% and 0.92% for Agency, Institutional Class, Morgan, Premier, Reserve and Service, respectively, for 2022, 0.01%, less than 0.005%, 0.27%, 0.11%, 0.35% and 0.63% for Agency, Institutional Class, Morgan, Premier, Reserve and Service, respectively, for 2021, 0.01% for Service for 2020, 0.01% for Service for 2019, and less than 0.005% and 0.15% for Reserve and Service, respectively, for 2018.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%	$50,157	0.12	%(f)	0.01%	0.32%
1.00	0.30	72,812	0.25	(f)	0.44	0.30
1.00	1.15	262,677	0.26		1.06	0.31

1.00	0.03	425,093	0.12	(f)	0.02	0.27
1.00	0.34	532,580	0.21	(f)	0.41	0.25
1.00	1.20	1,625,406	0.21		1.09	0.26

1.00	0.01	50,015	0.13	(f)	0.01	0.65
1.00	0.23	59,934	0.32	(f)	0.20	0.64
1.00	0.82	62,178	0.59		0.84	0.63
1.00	0.89	132,127	0.59		0.88	0.66
1.00	0.36	134,395	0.59		0.31	0.67

1.00	0.01	97,415	0.12	(f)	0.01	0.47
1.00	0.25	91,945	0.34	(f)	0.38	0.45
1.00	0.96	742,781	0.45		0.95	0.47
1.00	1.03	769,285	0.45		1.03	0.49
1.00	0.50	485,365	0.45		0.58	0.51

1.00	0.01	2,142	0.12	(f)	0.01	0.72
1.00	0.21	1,498	0.34	(f)	0.20	0.70
1.00	0.70	1,122	0.70		0.71	0.72
1.00	0.78	1,569	0.70		0.75	0.74
1.00	0.25	2,285	0.70	(f)	0.24	0.78

1.00	0.01	2,551	0.13	(f)	0.01	1.07
1.00	0.18	3,729	0.41	(f)	0.21	1.11
1.00	0.36	8,363	1.05	(f)	0.45	1.08
1.00	0.43	36,537	1.04	(f)	0.43	1.09
1.00	0.06	49,027	0.90	(f)	0.05	1.11

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 12 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Prime Money Market Fund	Academy, Agency, Capital, Class C, Empower(1), IM, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Institutional Tax Free Money Market Fund	Agency, Capital, IM and Institutional Class	JPM IV	Diversified
JPMorgan Securities Lending Money Market Fund	Agency SL	JPM IV	Diversified
JPMorgan Liquid Assets Money Market Fund	Agency, Capital, Class C, E*Trade(2), Institutional Class, Investor, Morgan, Premier and Reserve	JPM II	Diversified
JPMorgan U.S. Government Money Market Fund	Academy, Agency, Capital, E*Trade, Empower(1), IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
JPMorgan U.S. Treasury Plus Money Market Fund	Academy(3), Agency, Capital, Class C, Empower(1), IM, Institutional Class, Investor, Morgan, Premier and Reserve	JPM II	Diversified
JPMorgan Federal Money Market Fund	Agency, Institutional Class, Morgan and Premier	JPM I	Diversified
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Academy(3), Agency, Capital, Empower(1), IM, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Tax Free Money Market Fund	Agency, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Municipal Money Market Fund	Agency, E*Trade(4), Institutional Class, Morgan, Premier and Service	JPM II	Diversified
JPMorgan California Municipal Money Market Fund	Agency, E*Trade(4), Institutional Class, Morgan, Premier and Service	JPM I	Diversified
JPMorgan New York Municipal Money Market Fund	Agency, E*Trade(4), Institutional Class, Morgan, Premier, Reserve and Service	JPM I	Diversified

(1)	Commenced operations on February 23, 2021.
(2)	No assets from the close of business on October 19, 2016.
(3)	Commenced operations on September 30, 2020.
(4)	No assets from the close of business on September 21, 2016.

The investment objective of JPMorgan Prime Money Market Fund (“Prime Money Market Fund”) and JPMorgan Securities Lending Money Market Fund (“Securities Lending Money Market Fund”) is to seek current income while seeking to maintain liquidity and a low volatility of principal.

The investment objective of JPMorgan Institutional Tax Free Money Market Fund (“Institutional Tax Free Money Market Fund”) is to aim to provide current income, while seeking to maintain liquidity and a low volatility of principal.

The investment objective of JPMorgan Liquid Assets Money Market Fund (“Liquid Assets Money Market Fund”) and JPMorgan U.S. Treasury Plus Money Market Fund (“U.S. Treasury Plus Money Market Fund”) is to seek current income with liquidity and stability of principal.

The investment objective of JPMorgan U.S. Government Money Market Fund (“U.S. Government Money Market Fund”) is to seek high current income with liquidity and stability of principal.

The investment objective of JPMorgan Federal Money Market Fund (“Federal Money Market Fund”) is to aim to provide current income while still preserving capital and maintaining liquidity.

The investment objective of JPMorgan 100% U.S. Treasury Securities Money Market Fund (“100% U.S. Treasury Securities Money Market Fund”) is to aim to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The investment objective of JPMorgan Tax Free Money Market Fund (“Tax Free Money Market Fund”) is to aim to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The investment objective of JPMorgan Municipal Money Market Fund (“Municipal Money Market Fund”) is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

140	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

The investment objective of JPMorgan California Municipal Money Market Fund (“California Municipal Money Market Fund”) is to aim to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity.

The investment objective of JPMorgan New York Municipal Money Market Fund (“New York Municipal Money Market Fund”) is to aim to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.

Liquid Assets Money Market Fund, Tax Free Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund seek to qualify as retail money market funds in accordance with criteria established by the Securities and Exchange Commission (“SEC”). Under applicable SEC rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price. These Funds have adopted policies and procedures that allow the Boards of Trustees of the Trusts (the “Boards”) to impose a liquidity fee and/or redemption gate in the event that their weekly liquid assets fall below a designated threshold.

Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund do not seek to qualify as a retail or government money market fund and transact utilizing a floating net asset value (“NAV”) calculated to four decimal places. The Funds have adopted policies and procedures that allow the Boards to impose a liquidity fee and/or redemption gate in the event that their weekly liquid assets fall below a designated threshold.

U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund seek to qualify as government money market funds in accordance with criteria established by the SEC. Under applicable SEC rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price.

Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Academy, Agency, Agency SL, Capital, E*Trade, Empower, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares. Effective October 1, 2020, Class C Shares automatically convert to Morgan Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards, which established the following approach to valuation, as described more fully below: securities and other debt instruments held by money market funds pursuant to Rule 2a-7 under the 1940 Act shall be valued using the amortized cost method provided that certain conditions are met, with the exception of the Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund.

The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can generally be expected to vary inversely with changes in prevailing interest rates.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. This includes also monitoring on a daily basis that the amortized cost valuation method fairly reflects the market-based net asset value (“NAV”) of the Funds. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

For Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund, fixed income instruments for which market quotations are not readily available are fair valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Quoted prices in active markets for identical securities.
•	Level 2 — Other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as level 2.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Prime Money Market Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$69,199,515	$—	$69,199,515

(a)	Please refer to the SOI for specifics of portfolio holdings.

Institutional Tax Free Money Market Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$1,259,861	$—	$1,259,861

(a)	Please refer to the SOI for specifics of portfolio holdings.

Securities Lending Money Market Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$1,921,878	$—	$1,921,878

(a)	Please refer to the SOI for specifics of portfolio holdings.

The following is a summary of the inputs used as of February 28, 2022, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value:

Liquid Assets Money Market Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$6,256,935	$—	$6,256,935

(a)	Please refer to the SOI for specifics of portfolio holdings.

142	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

U.S. Government Money Market Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$241,404,689	$—	$241,404,689

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Treasury Plus Money Market Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$22,068,549	$—	$22,068,549

(a)	Please refer to the SOI for specifics of portfolio holdings.

Federal Money Market Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$1,677,058	$—	$1,677,058

(a)	Please refer to the SOI for specifics of portfolio holdings.

100% U.S. Treasury Securities Money Market Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$96,463,126	$—	$96,463,126

(a)	Please refer to the SOI for specifics of portfolio holdings.

Tax Free Money Market Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$7,587,347	$—	$7,587,347

(a)	Please refer to the SOI for specifics of portfolio holdings.

Municipal Money Market Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$985,501	$—	$985,501

(a)	Please refer to the SOI for specifics of portfolio holdings.

California Municipal Money Market Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$225,640	$—	$225,640

(a)	Please refer to the SOI for specifics of portfolio holdings.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

New York Municipal Money Market Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$626,489	$—	$626,489

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of February 28, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Repurchase Agreements — Prime Money Market Fund, Securities Lending Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, or in segregated accounts maintained by an unaffiliated third-party custodian. Prime Money Market Fund, Liquid Assets Money Market Fund, Securities Lending Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund or their affiliates may transfer uninvested cash into joint accounts, which are utilized by multiple accounts or funds managed by the Adviser or its affiliates, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties and collateral (collateral may also be held overnight in segregated custodial sub-accounts established in the name of each participating Fund).

The Funds’ repurchase agreements are not subject to master netting arrangements.

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Institutional Tax Free Money Market Fund, Tax Free Money Market Fund, Municipal Money Market Fund and California Municipal Money Market Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

Institutional Tax Free Money Market Fund, Tax Free Money Market Fund, Municipal Money Market Fund and California Municipal Money Market Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of February 28, 2022, which are shown as a Receivable for Investment securities sold — delayed delivery securities on the Statements of Assets and Liabilities. The values of these securities held at February 28, 2022 are detailed on the SOIs.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

144	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended February 28, 2022 are as follows:

	Prime Money Market Fund	Institutional Tax Free Money Market Fund	Securities Lending Money Market Fund	Liquid Assets Money Market Fund		U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund		Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund		California Municipal Money Market Fund		New York Municipal Money Market Fund
Academy	$44	n/a	n/a	n/a		$131	$2		n/a	$2	n/a	n/a		n/a		n/a
Agency	57	$26	n/a	$17		294	27		$5	63	$5	$2		$—	(a)	$1
Agency SL	n/a	n/a	$81	n/a		n/a	n/a		n/a	n/a	n/a	n/a		n/a		n/a
Capital	832	30	n/a	61		2,905	194		n/a	1,059	n/a	n/a		n/a		n/a
Class C	26	n/a	n/a	4		n/a	8		n/a	n/a	n/a	n/a		n/a		n/a
E*Trade	n/a	n/a	n/a	n/a		7	n/a		n/a	n/a	n/a	n/a		n/a		n/a
Empower	31	n/a	n/a	n/a		44	6		n/a	5	n/a	n/a		n/a		n/a
IM	214	48	n/a	n/a		155	—	(a)	n/a	2	n/a	n/a		n/a		n/a
Institutional Class	326	33	n/a	49		542	194		43	460	102	13		1		8
Investor	n/a	n/a	n/a	—	(a)	43	—	(a)	n/a	n/a	n/a	n/a		n/a		n/a
Morgan	216	n/a	n/a	77		86	23		20	76	6	4		1		19
Premier	57	n/a	n/a	32		110	38		6	39	9	—	(a)	3		2
Reserve	28	n/a	n/a	—	(a)	45	—	(a)	n/a	57	29	n/a		n/a		—	(a)
Service	n/a	n/a	n/a	n/a		6	n/a		n/a	n/a	n/a	—	(a)	—	(a)	—	(a)

Total	$1,831	$137	$81	$240		$4,368	$492		$74	$1,763	$151	$19		$5		$30

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2022, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income		Accumulated net realized gains (losses)
U.S. Treasury Plus Money Market Fund	$(6)	$6		$—
Federal Money Market Fund	—	16		(16)
Tax Free Money Market Fund	111	—		(111)
Municipal Money Market Fund	143	—		(143)
California Municipal Money Market Fund	12	(7)		(5)
New York Municipal Money Market Fund	18	—	(a)	(18)

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to redesignation of dividends and tax equalization.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.08% of each Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.07% of the first $150 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex covered by the Administration Agreement, plus 0.05% of the average daily net assets between $150 billion and $300 billion, plus 0.03% of the average daily net assets between $300 billion and $400 billion, plus 0.01% of the average daily net assets in excess of $400 billion. For the year ended February 28, 2022, the effective rate was 0.05% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class C, E*Trade, Morgan, Reserve and Service Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Academy, Agency, Agency SL, Capital, Empower, IM, Institutional Class, Investor and Premier Shares of the Funds do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class C	E*Trade	Morgan	Reserve	Service
Prime Money Market Fund	0.75%	n/a	n/a	0.25%	n/a
Liquid Assets Money Market Fund	0.75	0.60%	0.10%	0.25	n/a
U.S. Government Money Market Fund	n/a	0.60	0.10	0.25	0.60%
U.S. Treasury Plus Money Market Fund	0.75	n/a	0.10	0.25	n/a
Federal Money Market Fund	n/a	n/a	0.10	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.10	0.25	n/a
Tax Free Money Market Fund	n/a	n/a	0.10	0.25	n/a
Municipal Money Market Fund	n/a	0.60	0.10	n/a	0.60
California Municipal Money Market Fund	n/a	0.60	0.10	n/a	0.60
New York Municipal Money Market Fund	n/a	0.60	0.10	0.25	0.60

JPMDS waived distribution fees as outlined in Note 3.F.

In addition, JPMDS is entitled to receive the CDSC from redemptions of Class C Shares. For the year ended February 28, 2022, JPMDS retained the following:

CDSC
Liquid Assets Money Market Fund	$—	(a)

(a)	Amount rounds to less than one thousand.

146	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Agency SL and IM Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Academy	Agency	Capital	Class C	E*Trade	Empower
Prime Money Market Fund	0.05%	0.15%	0.05%	0.25%	n/a	0.05%
Institutional Tax Free Money Market Fund	n/a	0.15	0.05	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	n/a	0.15	0.05	0.25	0.30%	n/a
U.S. Government Money Market Fund	0.05	0.15	0.05	n/a	0.30	0.05
U.S. Treasury Plus Money Market Fund	0.05	0.15	0.05	0.25	n/a	0.05
Federal Money Market Fund	n/a	0.15	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.05	0.15	0.05	n/a	n/a	0.05
Tax Free Money Market Fund	n/a	0.15	n/a	n/a	n/a	n/a
Municipal Money Market Fund	n/a	0.15	n/a	n/a	0.30	n/a
California Municipal Money Market Fund	n/a	0.15	n/a	n/a	0.30	n/a
New York Municipal Money Market Fund	n/a	0.15	n/a	n/a	0.30	n/a

	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	0.10%	n/a	0.35%	0.30%	0.30%	n/a
Institutional Tax Free Money Market Fund	0.10	n/a	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.10	0.35%	0.35	0.30	0.30	n/a
U.S. Government Money Market Fund	0.10	0.35	0.35	0.30	0.30	0.30%
U.S. Treasury Plus Money Market Fund	0.10	0.35	0.35	0.30	0.30	n/a
Federal Money Market Fund	0.10	n/a	0.35	0.30	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.10	n/a	0.35	0.30	0.30	n/a
Tax Free Money Market Fund	0.10	n/a	0.35	0.30	0.30	n/a
Municipal Money Market Fund	0.10	n/a	0.35	0.30	n/a	0.30
California Municipal Money Market Fund	0.10	n/a	0.35	0.30	n/a	0.30
New York Municipal Money Market Fund	0.10	n/a	0.35	0.30	0.30	0.30

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds, except IM Shares of Prime Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and 100% U.S. Treasury Securities Money Market Fund, to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Academy	Agency	Agency SL	Capital	Class C	E*Trade	Empower
Prime Money Market Fund	0.18%	0.26%	n/a	0.18%	0.97%	n/a	0.18%
Institutional Tax Free Money Market Fund	n/a	0.26	n/a	0.18	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	0.06%	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	n/a	0.26	n/a	0.18	0.97	1.00%	n/a
U.S. Government Money Market Fund	0.18	0.26	n/a	0.18	n/a	1.00	0.18
U.S. Treasury Plus Money Market Fund	0.18	0.26	n/a	0.18	0.97	n/a	0.18
Federal Money Market Fund	n/a	0.26	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.18	0.26	n/a	0.18	n/a	n/a	0.18
Tax Free Money Market Fund	n/a	0.26	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	n/a	0.26	n/a	n/a	n/a	1.00	n/a
California Municipal Money Market Fund	n/a	0.26	n/a	n/a	n/a	1.00	n/a
New York Municipal Money Market Fund	n/a	0.26	n/a	n/a	n/a	1.00	n/a

	IM	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.21%	n/a	0.52%	0.45%	0.70%	n/a
Institutional Tax Free Money Market Fund	0.16%	0.21	n/a	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	n/a	0.21	0.51%	0.59	0.45	0.70	n/a
U.S. Government Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	1.05%
U.S. Treasury Plus Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	n/a
Federal Money Market Fund	n/a	0.21	n/a	0.59	0.45	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Tax Free Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Municipal Money Market Fund	n/a	0.21	n/a	0.59	0.45	n/a	1.05
California Municipal Money Market Fund	n/a	0.21	n/a	0.59	0.45	n/a	1.05
New York Municipal Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	1.05

The expense limitation agreements were in effect for the year ended February 28, 2022 and the contractual expense limitation percentages in the table above are in place until at least June 30, 2022. In addition, the Funds’ service providers have voluntarily waived fees during the year ended February 28, 2022. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended February 28, 2022, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Prime Money Market Fund	$13	$—	$6,538	$6,551	$49
Institutional Tax Free Money Market Fund	34	23	272	329	14
Securities Lending Money Market Fund	1,397	931	—	2,328	—
Liquid Assets Money Market Fund	10	—	1,633	1,643	—
U.S. Government Money Market Fund	44	—	19,240	19,284	—
U.S. Treasury Plus Money Market Fund	6	—	4,065	4,071	1
Federal Money Market Fund	76	51	701	828	—
100% U.S. Treasury Securities Money Market Fund	21	—	9,420	9,441	—
Tax Free Money Market Fund	—	—	1,688	1,688	—
Municipal Money Market Fund	96	58	334	488	—
California Municipal Money Market Fund	103	69	50	222	—
New York Municipal Money Market Fund	74	48	251	373	—

148	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	Voluntary Waivers
	Investment Advisory Fees	Administration Fees	Distribution Fees	Service Fees	Transfer Agency Fees	Total	Voluntary Reimbursements
Prime Money Market Fund	$14,790	$9,860	$9	$37,161	$1,117	$62,937	$—	(a)
Institutional Tax Free Money Market Fund	613	402	—	291	90	1,396	—
Liquid Assets Money Market Fund	512	341	724	8,856	35	10,468	—
U.S. Government Money Market Fund	125,491	83,661	17,336	152,132	3,235	381,855	—
U.S. Treasury Plus Money Market Fund	12,377	8,251	3,732	21,786	268	46,414	—
Federal Money Market Fund	1,115	727	50	1,935	71	3,898	36
100% U.S. Treasury Securities Money Market Fund	46,154	30,770	10,474	74,800	1,438	163,636	—
Tax Free Money Market Fund	2,272	1,515	4,297	10,552	103	18,739	—
Municipal Money Market Fund	200	134	172	819	12	1,337	—
California Municipal Money Market Fund	69	36	68	448	2	623	51
New York Municipal Money Market Fund	195	129	77	736	17	1,154	—	(a)

(a)	Amount rounds to less than one thousand.

Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through February 28, 2022 the amount of these waivers were as follows:

Prime Money Market Fund	$2
Institutional Tax Free Money Market Fund	—	(a)
Securities Lending Money Market Fund	—	(a)
Liquid Assets Money Market Fund	—	(a)
U.S. Government Money Market Fund	6
U.S. Treasury Plus Money Market Fund	1
Federal Money Market Fund	—	(a)
100% U.S. Treasury Securities Money Market Fund	2
Tax Free Money Market Fund	—	(a)
Municipal Money Market Fund	—	(a)
California Municipal Money Market Fund	—	(a)
New York Municipal Money Market Fund	—	(a)

(a)	Amount rounds to less than one thousand.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

Certain Funds earn interest on certain uninvested cash balances held at the custodian, which is included in the Interest income from affiliates on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2022, Prime Money Market Fund, Liquid Assets Money Market Fund and Securities Lending Money Market Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

The Funds are permitted to effect purchase and sale transactions with affiliated Funds under procedures adopted by the Boards. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2022, the Funds below engaged in such transactions in the following amounts:

	Purchases	Sales	Realized Gain (Loss)
Institutional Tax Free Money Market Fund	$1,448,144	$2,073,417	$—
Tax Free Money Market Fund	1,924,367	1,275,890	—
Municipal Money Market Fund	601,832	667,138	—
California Municipal Money Market Fund	120,624	165,427	—
New York Municipal Money Market Fund	424,935	338,029	—

4. Class-Specific Expenses

The Funds’ class specific gross expenses for the year ended February 28, 2022 were as follows:

	Distribution	Service
Prime Money Market Fund
Academy	$—	$538
Agency	—	2,100
Capital	—	22,974
Class C	5	2
Empower	—	88
Institutional Class	—	15,813
Morgan	—	3,744
Premier	—	3,343
Reserve	4	5

	$9	$48,607

Institutional Tax Free Money Market Fund
Agency	$—	$27
Capital	—	76
Institutional Class	—	485

	$—	$588

Liquid Assets Money Market Fund
Agency	$—	$1,374
Capital	—	1,339
Class C	174	58
Institutional Class	—	2,193
Investor	—	11
Morgan	539	1,886
Premier	—	5,549
Reserve	11	13

	$724	$12,423

U.S. Government Money Market Fund
Academy	$—	$3,838
Agency	—	21,465
Capital	—	80,012
E*Trade	2,336	1,168
Empower	—	1,401
Institutional Class	—	29,262
Investor	—	6,949
Morgan	2,102	7,357
Premier	—	17,311
Reserve	10,146	12,175
Service	2,752	1,376

	$17,336	$182,314

150	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	Distribution	Service
U.S. Treasury Plus Money Market Fund
Academy	$—	$16
Agency	—	2,117
Capital	—	6,150
Class C	2,988	996
Empower	—	170
Institutional Class	—	9,269
Investor	—	62
Morgan	480	1,679
Premier	—	5,597
Reserve	264	317

	$3,732	$26,373

Federal Money Market Fund
Agency	$—	$310
Institutional Class	—	1,752
Morgan	50	176
Premier	—	398

	$50	$2,636

100% U.S. Treasury Securities Money Market Fund
Academy	$—	$50
Agency	—	5,441
Capital	—	31,483
Empower	—	151
Institutional Class	—	23,799
Morgan	2,232	7,814
Premier	—	5,893
Reserve	8,242	9,890

	$10,474	$84,521

Tax Free Money Market Fund
Agency	$—	$467
Institutional Class	—	5,769
Morgan	19	66
Premier	—	1,183
Reserve	4,288	5,146

	$4,307	$12,631

Municipal Money Market Fund
Agency	$—	$67
Institutional Class	—	801
Morgan	31	110
Premier	—	161
Service	141	70

	$172	$1,209

California Municipal Money Market Fund
Agency	$—	$8
Institutional Class	—	108
Morgan	4	16
Premier	—	350
Service	64	32

	$68	$514

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

	Distribution	Service
New York Municipal Money Market Fund
Agency	$—	$90
Institutional Class	—	490
Morgan	54	188
Premier	—	291
Reserve	5	6
Service	18	9

	$77	$1,074

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2022 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Government Money Market Fund	$241,405,459	$—	$770	$(770)
100% U.S. Treasury Securities Money Market Fund	96,463,394	—	268	(268)

Estimated tax cost and unrealized appreciation (depreciation) in value of investments for Funds not listed equals their books cost and unrealized appreciation (depreciation) in value of investments.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended February 28, 2022 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$47,580	$—	$—	$47,580
Institutional Tax Free Money Market Fund	71	18	229	318
Securities Lending Money Market Fund	2,704	—	—	2,704
Liquid Assets Money Market Fund	1,702	—	—	1,702
U.S. Government Money Market Fund	51,842	—	—	51,842
U.S. Treasury Plus Money Market Fund	2,115	—	—	2,115
Federal Money Market Fund	149	1	—	150
100% U.S. Treasury Securities Money Market Fund	6,062	108	—	6,170
Tax Free Money Market Fund	31	186	1,130	1,347
Municipal Money Market Fund	26	—	146	172
California Municipal Money Market Fund	24	—	27	51
New York Municipal Money Market Fund	32	24	98	154

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended February 28, 2021 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$221,667	$—	$—	$221,667
Institutional Tax Free Money Market Fund	29	1	3,777	3,807
Securities Lending Money Market Fund	14,799	—	—	14,799
Liquid Assets Money Market Fund	29,997	—	—	29,997
U.S. Government Money Market Fund	227,359	—	—	227,359
U.S. Treasury Plus Money Market Fund	37,727	—	—	37,727
Federal Money Market Fund	4,639	—	—	4,639
100% U.S. Treasury Securities Money Market Fund	111,635	—	—	111,635
Tax Free Money Market Fund	134	26	33,456	33,616
Municipal Money Market Fund	89	—	4,352	4,441

152	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$16	$6	$1,200	$1,222
New York Municipal Money Market Fund	221	55	5,135	5,411

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of February 28, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Current Distributable Tax Exempt Income	Unrealized Appreciation (Depreciation)
Prime Money Market Fund	$3,795	$(4,114)	$—	$(9,755)
Institutional Tax Free Money Market Fund	—	24	43	(212)
Securities Lending Money Market Fund	176	—	—	(880)
Liquid Assets Money Market Fund	157	(75)	—	—
U.S. Government Money Market Fund	2,061	(1,314)	—	(770)
U.S. Treasury Plus Money Market Fund	—	(168)	—	—
Federal Money Market Fund	5	—	—	—
100% U.S. Treasury Securities Money Market Fund	440	69	—	(268)
Tax Free Money Market Fund	—	50	298	—
Municipal Money Market Fund	—	—	87	—
California Municipal Money Market Fund	—	—	25	—
New York Municipal Money Market Fund	—	—	74	—

The cumulative timing differences primarily consist of trustee deferred compensation and dividends payable.

As of February 28, 2022, the following Funds had net capital loss carryforwards which are available to offset future realized gains:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Prime Money Market Fund	$4,114	$—
Liquid Assets Money Market Fund	75	—
U.S. Government Money Market Fund	—	1,314
U.S. Treasury Plus Money Market Fund	—	168

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2022, the Funds deferred to March 1, 2022 the following net capital losses of:

	Net Capital Losses
	Short-Term	Long-Term
U.S. Government Money Market Fund	$1,534	$—
U.S. Treasury Plus Money Market Fund	131	—
California Municipal Money Market Fund	4	—

During the year ended February 28, 2022, the following Funds utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Prime Money Market Fund	$273	$—
Liquid Assets Money Market Fund	31	—
U.S. Government Money Market Fund	223	558

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

As of February 28, 2022, the Funds had no borrowings outstanding from another fund or loans outstanding to another fund. Average loans made to another fund under the Facility for the year ended February 28, 2022, were as follows:

	Average Loans	Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$32,552	52	$38

Interest earned as a result of lending money to another fund for the year ended February 28, 2022, if any, is included in Income from interfund lending (net) on the Statements of Operations.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended February 28, 2022.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of February 28, 2022, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Prime Money Market Fund	1	54.0%	—	—%
Institutional Tax Free Money Market Fund	1	93.7	—	—
Securities Lending Money Market Fund	—	—	1	100.0
Liquid Assets Money Market Fund	1	53.9	1	13.4
U.S. Government Money Market Fund	1	30.0	—	—
U.S. Treasury Plus Money Market Fund	1	29.6	1	19.7
Federal Money Market Fund	1	55.6	1	10.1
100% U.S. Treasury Securities Money Market Fund	1	31.9	2	29.3
Tax Free Money Market Fund	1	28.3	1	63.8
Municipal Money Market Fund	2	90.4	—	—
California Municipal Money Market Fund	1	48.8	1	37.2
New York Municipal Money Market Fund	2	85.9	—	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Funds’ yield (and total return) also may be low or the Funds may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

154	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

Institutional Tax Free Money Market Fund, Tax Free Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. California Municipal Money Market Fund and New York Municipal Money Market Fund primarily invest in issuers in the states of California and New York, respectively. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Funds’ ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans.

London Interbank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	155

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Prime Money Market Fund, JPMorgan Institutional Tax Free Money Market Fund, JPMorgan Securities Lending Money Market Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan Municipal Money Market Fund, JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Prime Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund (six of the funds constituting JPMorgan Trust I), JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund and JPMorgan Municipal Money Market Fund (four of the funds constituting JPMorgan Trust II) and JPMorgan Institutional Tax Free Money Market Fund and JPMorgan Securities Lending Money Market Fund (two of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of February 28, 2022, the related statements of operations for the year ended February 28, 2022, the statements of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

April 27, 2022

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

156	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	172	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	172	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	172	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	172	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (U.S. Holdings) (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Total Portfolio Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	172	None

Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	172	None

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	157

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	172	Advisory Board Member, Penso Advisors, LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Total Portfolio Solutions (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	172	(1) Independent Trustee of Advisors’ Inner Circle III fund platform, consisting of the following: (i) the Advisors’ Inner Circle Fund III, (ii) the Gallery Trust, (iii) the Schroder Series Trust, (iv) the Delaware Wilshire Private Markets Fund (since 2020), (v) Chiron Capital Allocation Fund Ltd., and (vi) formerly the Winton Diversified Opportunities Fund (2014-2018); and (2) Independent Trustee of the Symmetry Panoramic Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	172	Director, ICI Mutual Insurance Company (1999-2013).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	None

Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	None

Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, The Coldwater Conservation Fund; Trustee, American Museum of Fly Fishing (2013-present); Trustee and Vice Chair, Trout Unlimited (2017-2021); Trustee, Dartmouth-Hitchcock Medical Center (2011-2020).

158	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013-present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	172	Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development Authority (2008-present); Trustee and Chair of the Audit Committee of the Transit Center Foundation (2015-2019).
Interested Trustees

Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	172	Treasurer and Director of the JUST Capital Foundation (2017-present).

Nina O. Shenker** (1957) Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	172	Director and Member of Executive Committee and Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)

The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (172 J.P. Morgan Funds).

*

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	159

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from 2015 to 2021.

Matthew Beck (1988), Assistant Secretary (2021)***	Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Max Vogel (1990), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 through June 2021; Associate, Stroock & Stroock & Lavan LLP (law firm) from October 2015 through March 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

160	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2021, and continued to hold your shares at the end of the reporting period, February 28, 2022.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Prime Money Market Fund
Academy
Actual	$1,000.00	$1,000.00	$0.50	0.10%
Hypothetical	1,000.00	1,024.30	0.50	0.10
Agency
Actual	1,000.00	999.70	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Capital
Actual	1,000.00	1,000.10	0.50	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class C
Actual	1,000.00	999.80	0.74	0.15
Hypothetical	1,000.00	1,024.05	0.75	0.15
Empower
Actual	1,000.00	1,000.10	0.50	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
IM
Actual	1,000.00	1,000.10	0.45	0.09
Hypothetical	1,000.00	1,024.35	0.45	0.09
Institutional Class
Actual	1,000.00	1,000.00	0.60	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12
Morgan
Actual	1,000.00	999.70	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Premier
Actual	1,000.00	999.80	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	161

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Prime Money Market Fund (continued)
Reserve
Actual	$1,000.00	$999.80	$0.79	0.16%
Hypothetical	1,000.00	1,024.00	0.80	0.16

JPMorgan Institutional Tax Free Money Market Fund
Agency
Actual	1,000.00	999.90	1.14	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23
Capital
Actual	1,000.00	999.90	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
IM
Actual	1,000.00	999.90	0.94	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
Institutional Class
Actual	1,000.00	999.90	0.94	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

JPMorgan Securities Lending Money Market Fund
Agency SL
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06

JPMorgan Liquid Assets Money Market Fund
Agency
Actual	1,000.00	1,000.00	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Capital
Actual	1,000.00	1,000.20	0.64	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13
Class C
Actual	1,000.00	1,000.00	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Institutional Class
Actual	1,000.00	1,000.10	0.74	0.15
Hypothetical	1,000.00	1,024.05	0.75	0.15
Investor
Actual	1,000.00	1,000.00	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Morgan
Actual	1,000.00	1,000.00	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Premier
Actual	1,000.00	1,000.00	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Reserve
Actual	1,000.00	1,000.00	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16

JPMorgan U.S. Government Money Market Fund
Academy
Actual	1,000.00	1,000.10	0.20	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Agency
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06

162	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Government Money Market Fund (continued)
Capital
Actual	$1,000.00	$1,000.10	$0.20	0.04%
Hypothetical	1,000.00	1,024.60	0.20	0.04
E*Trade
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
Empower
Actual	1,000.00	1,000.10	0.20	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
IM
Actual	1,000.00	1,000.10	0.20	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Institutional Class
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
Investor
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07
Morgan
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07
Premier
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
Reserve
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07
Service
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07

JPMorgan U.S. Treasury Plus Money Market Fund
Academy
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07
Agency
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
Capital
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07
Class C
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07
Empower
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
IM
Actual	1,000.00	1,000.10	0.30	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
Institutional Class
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07
Investor
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	163

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Treasury Plus Money Market Fund (continued)
Morgan
Actual	$1,000.00	$1,000.00	$0.35	0.07%
Hypothetical	1,000.00	1,024.45	0.35	0.07
Premier
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07
Reserve
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07

JPMorgan Federal Money Market Fund
Agency
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
Institutional Class
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
Morgan
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
Premier
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06

JPMorgan 100% U.S. Treasury Securities Money Market Fund
Academy
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
Agency
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
Capital
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
Empower
Actual	1,000.00	1,000.00	0.25	0.05
Hypothetical	1,000.00	1,024.55	0.25	0.05
IM
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
Institutional Class
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
Morgan
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07
Premier
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
Reserve
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07

JPMorgan Tax Free Money Market Fund
Agency
Actual	1,000.00	1,000.10	0.50	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10

164	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Tax Free Money Market Fund (continued)
Institutional Class
Actual	$1,000.00	$1,000.10	$0.45	0.09%
Hypothetical	1,000.00	1,024.35	0.45	0.09
Morgan
Actual	1,000.00	1,000.10	0.50	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Premier
Actual	1,000.00	1,000.10	0.50	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Reserve
Actual	1,000.00	1,000.10	0.50	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10

JPMorgan Municipal Money Market Fund
Agency
Actual	1,000.00	1,000.10	0.60	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12
Institutional Class
Actual	1,000.00	1,000.10	0.55	0.11
Hypothetical	1,000.00	1,024.25	0.55	0.11
Morgan
Actual	1,000.00	1,000.10	0.60	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12
Premier
Actual	1,000.00	1,000.10	0.60	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12
Service
Actual	1,000.00	1,000.10	0.60	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12

JPMorgan California Municipal Money Market Fund
Agency
Actual	1,000.00	1,000.10	0.45	0.09
Hypothetical	1,000.00	1,024.35	0.45	0.09
Institutional Class
Actual	1,000.00	1,000.20	0.40	0.08
Hypothetical	1,000.00	1,024.40	0.40	0.08
Morgan
Actual	1,000.00	1,000.10	0.45	0.09
Hypothetical	1,000.00	1,024.35	0.45	0.09
Premier
Actual	1,000.00	1,000.10	0.45	0.09
Hypothetical	1,000.00	1,024.35	0.45	0.09
Service
Actual	1,000.00	1,000.10	0.45	0.09
Hypothetical	1,000.00	1,024.35	0.45	0.09

JPMorgan New York Municipal Money Market Fund
Agency
Actual	1,000.00	1,000.10	0.55	0.11
Hypothetical	1,000.00	1,024.25	0.55	0.11
Institutional Class
Actual	1,000.00	1,000.20	0.50	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	165

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan New York Municipal Money Market Fund (continued)
Morgan
Actual	$1,000.00	$1,000.10	$0.55	0.11%
Hypothetical	1,000.00	1,024.25	0.55	0.11
Premier
Actual	1,000.00	1,000.10	0.55	0.11
Hypothetical	1,000.00	1,024.25	0.55	0.11
Reserve
Actual	1,000.00	1,000.10	0.55	0.11
Hypothetical	1,000.00	1,024.25	0.55	0.11
Service
Actual	1,000.00	1,000.10	0.55	0.11
Hypothetical	1,000.00	1,024.25	0.55	0.11

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

166	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2022:

Long-Term Capital Gain Distribution
JPMorgan Institutional Tax Free Money Market Fund	$18
JPMorgan Federal Money Market Fund	1
JPMorgan 100% U.S. Treasury Securities Money Market Fund	108
JPMorgan Tax Free Money Market Fund	202
JPMorgan New York Municipal Money Market Fund	31

Qualified Interest Income (QII) and Short Term Capital Gain

Each fund listed below paid the following amount, or maximum allowable amount, of ordinary distributions treated as qualified interest income and short-term capital gains for the fiscal year ended February 28, 2022:

	Qualified Interest Income	Short-Term Capital Gain
JPMorgan Prime Money Market Fund	$23,667	$—
JPMorgan Liquid Assets Money Market Fund	794	—
JPMorgan U.S. Government Money Market Fund	51,842	—
JPMorgan U.S. Treasury Plus Money Market Fund	2,115	—
JPMorgan Federal Money Market Fund	110	39
JPMorgan 100% U.S. Treasury Securities Money Market Fund	5,586	476

Tax-Exempt Income

Each fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income exempt from federal income tax for the fiscal year ended February 28, 2022:

Exempt Distributions Paid
JPMorgan Institutional Tax Free Money Market Fund	$229
JPMorgan Tax Free Money Market Fund	1,130
JPMorgan Municipal Money Market Fund	146
JPMorgan California Municipal Money Market Fund	27
JPMorgan New York Municipal Money Market Fund	98

Treasury Income

Each fund listed below had the following percentage, or maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2022:

Income from U.S. Treasury Obligations
JPMorgan Prime Money Market Fund	0.3%
JPMorgan Liquid Assets Money Market Fund	0.2
JPMorgan U.S. Government Money Market Fund	28.6
JPMorgan U.S. Treasury Plus Money Market Fund	68.4
JPMorgan Federal Money Market Fund	55.0
JPMorgan 100% U.S. Treasury Securities Money Market Fund	89.7

Interest Dividends

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible to be treated as 163(j) interest dividends for the fiscal year ended February 28, 2022:

JPMorgan Prime Money Market Fund	99.4%
JPMorgan Securities Lending Money Market Fund	98.1
JPMorgan Liquid Assets Money Market Fund	98.2
JPMorgan U.S. Government Money Market Fund	99.9
JPMorgan U.S. Treasury Plus Money Market Fund	98.6
JPMorgan Federal Money Market Fund	92.4
JPMorgan 100% U.S. Treasury Securities Money Market Fund	99.5

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	167

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPM I held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of JPM I, including Prime Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund, Tax Free Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	218,161,076
Withheld	3,798,560

Steven P. Fisher
In Favor	219,683,469
Withheld	2,276,167

Gary L. French
In Favor	219,573,994
Withheld	2,385,642

Kathleen M. Gallagher
In Favor	219,614,901
Withheld	2,344,735

Robert J. Grassi
In Favor	219,652,125
Withheld	2,307,510

Frankie D. Hughes
In Favor	219,173,958
Withheld	2,785,677

Raymond Kanner
In Favor	219,638,172
Withheld	2,321,463

Thomas P. Lemke
In Favor	219,600,003
Withheld	2,359,633

Lawrence R. Maffia
In Favor	219,558,283
Withheld	2,401,353

Mary E. Martinez
In Favor	219,188,002
Withheld	2,771,634

Marilyn McCoy
In Favor	218,775,511
Withheld	3,184,125

Dr. Robert A. Oden, Jr.
In Favor	218,109,306
Withheld	3,850,330

Votes Received (Amounts in thousands)
Independent Nominee (continued)
Marian U. Pardo
In Favor	219,504,107
Withheld	2,445,528

Emily A. Youssouf
In Favor	219,549,573
Withheld	2,410,062

Interested Nominee
Robert F. Deutsch
In Favor	219,143,836
Withheld	2,815,799

Nina O. Shenker
In Favor	219,183,139
Withheld	2,776,497

JPM II held a special meeting of shareholders on October 27, 2021, for the purpose considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of JPM II, including Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	288,983,507
Withheld	6,732,052

Steven P. Fisher
In Favor	289,598,586
Withheld	6,116,973

Gary L. French
In Favor	289,542,085
Withheld	6,173,474

Kathleen M. Gallagher
In Favor	289,773,673
Withheld	5,941,887

Robert J. Grassi
In Favor	289,609,331
Withheld	6,106,229

Frankie D. Hughes
In Favor	289,641,174
Withheld	6,074,386

168	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2022

Votes Received (Amounts in thousands)
Independent Nominee (continued)
Raymond Kanner
In Favor	289,603,025
Withheld	6,112,535

Thomas P. Lemke
In Favor	289,581,867
Withheld	6,133,692

Lawrence R. Maffia
In Favor	289,544,612
Withheld	6,170,947

Mary E. Martinez
In Favor	289,745,394
Withheld	5,970,165

Marilyn McCoy
In Favor	289,336,040
Withheld	6,379,520

Dr. Robert A. Oden, Jr.
In Favor	288,968,016
Withheld	6,747,543

Marian U. Pardo
In Favor	289,619,985
Withheld	6,095,575

Emily A. Youssouf
In Favor	289,555,396
Withheld	6,160,163

Interested Nominee
Robert F. Deutsch	289,562,178
In Favor	6,153,382
Withheld

Nina O. Shenker
In Favor	289,698,757
Withheld	6,016,803

JPM IV held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPM IV, including Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	2,308,022
Withheld	4,313

Votes Received (Amounts in thousands)
Independent Nominee (continued)
Steven P. Fisher
In Favor	2,309,583
Withheld	2,752

Gary L. French
In Favor	2,309,620
Withheld	2,715

Kathleen M. Gallagher
In Favor	2,309,789
Withheld	2,546

Robert J. Grassi
In Favor	2,309,623
Withheld	2,712

Frankie D. Hughes
In Favor	2,309,543
Withheld	2,791

Raymond Kanner
In Favor	2,309,644
Withheld	2,691

Thomas P. Lemke
In Favor	2,309,600
Withheld	2,735

Lawrence R. Maffia
In Favor	2,309,585
Withheld	2,750

Mary E. Martinez
In Favor	2,309,800
Withheld	2,534

Marilyn McCoy
In Favor	2,309,821
Withheld	2,514

Dr. Robert A. Oden, Jr.
In Favor	2,308,857
Withheld	3,478

Marian U. Pardo
In Favor	2,309,743
Withheld	2,591

Emily A. Youssouf
In Favor	2,309,749
Withheld	2,586

Interested Nominee
Robert F. Deutsch
In Favor	2,309,524
Withheld	2,811

Nina O. Shenker
In Favor	2,309,718
Withheld	2,616

FEBRUARY 28, 2022	J.P. MORGAN MONEY MARKET FUNDS	169

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its portfolio holdings with the SEC each month on Form N-MFP. The Funds’ Form N-MFP reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s monthly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2022. All rights reserved. February 2022.	AN-MMKT-222

Annual Report

J.P. Morgan Income Funds

February 28, 2022

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Floating Rate Income Fund

JPMorgan Government Bond Fund

JPMorgan High Yield Fund

JPMorgan Income Fund

JPMorgan Inflation Managed Bond Fund

JPMorgan Limited Duration Bond Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Short Duration Bond Fund

JPMorgan Short Duration Core Plus Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

April 5, 2022 (Unaudited)

Dear Shareholders,

While the economic rebound and recovery from the depths of the pandemic continued through 2021 and into 2022, the emergence of coronavirus variants and the military conflict in Ukraine stoked increased volatility in financial markets. While U.S. corporate profits remained at record highs throughout the period, accelerating inflation consumed a growing portion of those earnings during the twelve months ended February 28, 2022.

“Regardless of the path of the economy, we believe investors may benefit most from a diversified portfolio and a long-term approach.” — Andrea L. Lisher

Equity markets in the U.S. and other developed markets generated strong returns for investors during the period, while bond markets brought mixed returns amid low interest rates and rising inflation. Notably, the U.S. real estate sector boomed during the period amid low mortgage rates, rising consumer wealth and limited housing supply. More broadly, growth in jobs, wages and strong consumer spending largely continued despite renewed social restrictions in response to the emergence of the Omicron variant of COVID-19 toward the end of the period.

Globally, energy prices generally rose in 2021 amid surging demand and supply chain bottlenecks and have since spiked higher amid the conflict in Ukraine. Russia’s military invasion and the financial and trade sanctions imposed on Russia by an alliance of developed and emerging market nations have fed investor uncertainty and weighed on global financial markets.

In the months ahead, economists generally expect that the U.S. economy is likely to maintain its growth momentum given expectations that the pandemic will recede and consumers will continue to spend amid a boom in household wealth. Meanwhile, the U.S. Federal Reserve, which responded to tight labor markets, rising wages and accelerating inflation by raising interest rates in mid-March for the first time since December 2018, has signaled its intent to raise rates six more times in 2022. The timing and magnitude of further interest rate increases and the duration and scope of the conflict in Ukraine are likely to remain key factors in the performance of the global economy and financial markets in the year ahead.

Regardless of the path of the economy, we believe investors may benefit most from a diversified portfolio and a long-term approach. Meanwhile, J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	1

J.P. Morgan Income Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

Bond markets underperformed equity markets throughout the period amid low interest rates and accelerating inflationary pressure as the global economy rebounded from 2020. While leading central banks in developed markets largely maintained monetary stimulus programs and historically low interest rates, soaring inflation led select emerging market nations to raise interest rates. Simultaneously, a year-long rally in global equity markets largely drew investors away from in low-yielding fixed income assets.

In the first half of the period, high yield bonds (also called “junk bonds”) and emerging markets debt outperformed investment grade corporate bonds as well as U.S. Treasury bonds and other developed market sovereign debt. However, equity markets largely outperformed all bond markets by a wide margin during the first half of the period.

As the global economic rebound accelerated during 2021, pent up demand and the effects of the pandemic led to bottlenecks in global supply chains and fueled rising inflationary pressure. While U.S. Federal Reserve stated that rising inflation was likely a temporary consequence of the global economic rebound, it said at its July meeting that it could begin tapering off its $120 billion combined monthly asset purchasing programs by the end of 2021. As inflation and job growth surged in the second half of the year, the Fed began to reduce monthly asset purchases and signaled in November that it was prepared to raise rates in the months ahead.

The final two months of the period were marked by a further building in inflationary pressure and Russia’s military buildup and subsequent invasion of Ukraine at the end of February 2022. The invasion — and swift imposition of financial and trade sanctions on Russia — led to a spike in global prices for petroleum, natural gas and a range of other commodities. Financial market volatility rose sharply amid investor uncertainty about the duration and scope of fighting in Ukraine.

For the twelve month period ended February 28, 2022, the Bloomberg U.S. Aggregate Index returned -2.64% and the Bloomberg U.S. High Yield Index returned 0.64%.

2	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

JPMorgan Core Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(2.17)%
Bloomberg U.S. Aggregate Index (formerly known as Bloomberg Barclays U.S. Aggregate Index)	(2.64)%

Net Assets as of 2/28/2022 (In Thousands)	$35,629,364
Duration as of 2/28/2022	6.1 Years

INVESTMENT OBJECTIVE**

The JPMorgan Core Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2022, the Fund’s Class I Shares outperformed the Bloomberg U.S. Aggregate Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s shorter duration was a leading contributor to performance as interest rates rose during the period. Generally, bonds with shorter duration will experience a smaller decrease in price compared with longer duration bonds when interest rates rise. The Fund’s allocations to agency mortgage-backed securities and securitized credit, including non-agency mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, also contributed to relative performance.

The Fund’s underweight allocation to U.S. Treasury securities and its underweight allocation to the 30-year portion of the yield curve during the first half of the period were leading detractors from relative performance. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. Relative to the Benchmark, at the end of the period, the Fund was underweight in U.S. Treasury securities and overweight in commercial mortgage-backed securities and agency mortgages.

PORTFOLIO COMPOSITION AS OF FEBRUARY 28, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Treasury Obligations	27.4%
Corporate Bonds	26.1
Mortgage-Backed Securities	15.0
Collateralized Mortgage Obligations	9.8
Asset-Backed Securities	9.2
Commercial Mortgage-Backed Securities	6.6
Others (each less than 1.0%)	1.5
Short-Term Investments	4.4

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	3

JPMorgan Core Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge*		(6.08)%	1.99%	2.00%
Without Sales Charge		(2.41)	2.77	2.39
CLASS C SHARES	March 22, 1999
With CDSC**		(3.98)	2.14	1.88
Without CDSC		(2.98)	2.14	1.88
CLASS I SHARES	June 1, 1991	(2.17)	3.01	2.61
CLASS R2 SHARES	November 3, 2008	(2.75)	2.41	2.09
CLASS R3 SHARES	September 9, 2016	(2.51)	2.65	2.27
CLASS R4 SHARES	September 9, 2016	(2.22)	2.90	2.53
CLASS R5 SHARES	May 15, 2006	(2.11)	3.07	2.70
CLASS R6 SHARES	February 22, 2005	(1.92)	3.19	2.80

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/12 TO 2/28/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 and Class R4 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Core Bond Fund and the Bloomberg U.S. Aggregate Index from February 29, 2012 to February 28, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

JPMorgan Core Plus Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(1.92)%
Bloomberg U.S. Aggregate Index (formerly known as Bloomberg Barclays U.S. Aggregate Index)	(2.64)%

Net Assets as of 2/28/2022 (In Thousands)	$16,659,792
Duration as of 2/28/2022	6.4 Years

INVESTMENT OBJECTIVE**

The JPMorgan Core Plus Bond Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2022, the Fund’s Class I Shares outperformed the Bloomberg U.S. Aggregate Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s overweight allocations to high yield corporate credit (also known as “junk bonds”) and securitized credit, including to asset-backed securities, commercial mortgage-backed securities and non-agency residential mortgage-backed securities, were leading contributors to performance amid robust U.S. economic growth and supportive monetary policies across the globe. The Fund’s shorter duration relative to the Benchmark also contributed to performance as interest rates generally rose during the period. Generally, bonds with shorter duration will experience a smaller decrease in price compared with longer duration bonds when interest rates rise.

The Fund’s yield curve positioning was the leading detractor from relative performance, as the Fund was generally positioned to benefit from yield curve steepening while the yield curve flattened over the period. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to take advantage of pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up research to construct, in their view, a portfolio of undervalued fixed income securities. The managers employed a macro-economic analysis to determine asset allocation and positioning on the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

During the period, the Fund’s managers increased the Fund’s duration to 6.41 years to February 28, 2022 from 5.76 years at February 28, 2021.

PORTFOLIO COMPOSITION AS OF FEBRUARY 28, 2022	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	32.3%
U.S. Treasury Obligations	14.3
Asset-Backed Securities	13.4
Mortgage-Backed Securities	11.8
Commercial Mortgage-Backed Securities	11.8
Collateralized Mortgage Obligations	5.8
Others (each less than 1.0%)	1.9
Short-Term Investments	8.7

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	5

JPMorgan Core Plus Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 5, 1993
With Sales Charge*		(5.72)%	2.12%	2.62%
Without Sales Charge		(2.08)	2.90	3.01
CLASS C SHARES	May 30, 2000
With CDSC**		(3.82)	2.24	2.48
Without CDSC		(2.82)	2.24	2.48
CLASS I SHARESb	March 5, 1993	(1.92)	3.17	3.22
CLASS R2 SHARES	November 3, 2008	(2.47)	2.51	2.60
CLASS R3 SHARES	September 9, 2016	(2.35)	2.72	2.84
CLASS R4 SHARES	September 9, 2016	(1.98)	3.01	3.11
CLASS R5 SHARES	September 9, 2016	(1.82)	3.17	3.22
CLASS R6 SHARES	February 22, 2005	(1.84)	3.27	3.37

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/12 TO 2/28/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R3, Class R4 and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3, Class R4 and Class R5 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Core Plus Bond Fund and the Bloomberg U.S. Aggregate Index from February 29, 2012 to February 28, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

JPMorgan Floating Rate Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	2.46%
Credit Suisse Leveraged Loan Index	3.24%
Bloomberg U.S. Aggregate Index (formerly known as Bloomberg Barclays U.S. Aggregate Index)	(2.64)%

Net Assets as of 2/28/2022 (In Thousands)	$699,325

INVESTMENT OBJECTIVE**

The JPMorgan Floating Rate Income Fund (the “Fund”) seeks to provide current income with a secondary objective of capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2022, the Fund’s Class I Shares underperformed the Credit Suisse Leveraged Loan Index (the “Loan Index”) and outperformed the Bloomberg U.S Aggregate Index.

Relative to the Loan Index, the Fund’s security selection in the technology and consumer products sectors were the leading detractors from performance during the period. The Fund’s bias toward higher quality high yield loan assignments, which are generally below investment grade, and more liquid issues also detracted from relative performance amid investor demand for smaller loan issues.

The Fund’s security selection in the retail and media/entertainment sectors were the leading contributors to the Fund’s relative performance. The Fund’s overweight allocation to unrated bonds, which are not held in the Loan Index, also contributed to relative performance.

Relative to the Bloomberg U.S. Aggregate Index, which does not hold loan assignments, the Fund’s allocation to loan assignments contributed to performance due to their higher coupon.

HOW WAS THE FUND POSITIONED?

Relative to the Loan Index during the period, the Fund was overweight in securities and loan assignments rated BB and was underweight in securities and loan assignments rated single B, CCC and lower. Additionally, the Fund was overweight in the retail, diversified media and cable TV/wireless sectors and was underweight in the technology, financial and aerospace sectors.

PORTFOLIO COMPOSITION AS OF FEBRUARY 28, 2022	PERCENT OF TOTAL INVESTMENTS
Loan Assignments	78.3%
Corporate Bonds	6.8
Others (each less than 1.0%)	1.7
Short-Term Investments	13.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	7

JPMorgan Floating Rate Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	June 1, 2011
With Sales Charge*		(0.13)%	2.07%	2.68%
Without Sales Charge		2.21	2.54	3.07
CLASS C SHARES	June 1, 2011
With CDSC**		0.71	2.03	2.64
Without CDSC		1.71	2.03	2.64
CLASS I SHARES	June 1, 2011	2.46	2.80	3.32
CLASS R6 SHARES	October 31, 2013	2.64	2.91	3.41

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/12 TO 2/28/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Floating Rate Income Fund, the Credit Suisse Leveraged Loan Index and the Bloomberg U.S. Aggregate Index from February 29, 2012 to February 28, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Credit Suisse Leveraged Loan Index and the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the indices, if applicable. The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market. The index reflects reinvestment of all distributions and changes in market prices. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

JPMorgan Government Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(2.60)%
Bloomberg U.S. Government Bond Index (formerly known as Bloomberg Barclays U.S. Government Bond Index)	(2.12)%

Net Assets as of 2/28/2022 (In Thousands)	$2,502,293
Duration as of 2/28/2022	5.7 Years

INVESTMENT OBJECTIVE**

The JPMorgan Government Bond Fund (the “Fund”) seeks a high level of current income with liquidity and safety of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2022, the Fund’s Class I Shares underperformed the Bloomberg U.S. Government Bond Index (“Benchmark”).

Relative to the Benchmark, the Fund’s out-of-Benchmark allocation to agency mortgage-backed securities and its overweight allocation to bonds in the 7-10 year portion of the yield curve were leading detractors from performance. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

The Fund’s shorter duration and its out-of-Benchmark allocation to U.S. Treasury Inflation Protected Securities were leading contributors to relative performance as both interest rates and inflation rose during the period. Generally, bonds of shorter duration will experience a smaller decrease in price compared with longer duration bonds when interest rates rise.

HOW WAS THE FUND POSITIONED?

During the period, the portfolio managers focused on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

PORTFOLIO COMPOSITION AS OF FEBRUARY 28, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Treasury Obligations	32.3%
Mortgage-Backed Securities	24.2
Collateralized Mortgage Obligations	20.8
Commercial Mortgage-Backed Securities	13.1
U.S. Government Agency Securities	4.1
Asset-Backed Securities	1.2
Short-Term Investments	4.3

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	9

JPMorgan Government Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 5, 1993
With Sales Charge*		(6.59)%	1.16%	1.26%
Without Sales Charge		(2.95)	1.94	1.64
CLASS C SHARES	March 22, 1999
With CDSC**		(4.47)	1.34	1.10
Without CDSC		(3.47)	1.34	1.10
CLASS I SHARES	February 8, 1993	(2.60)	2.23	1.93
CLASS R2 SHARES	November 3, 2008	(3.30)	1.59	1.35
CLASS R3 SHARES	September 9, 2016	(2.96)	1.86	1.56
CLASS R4 SHARES	September 9, 2016	(2.72)	2.10	1.80
CLASS R6 SHARES	August 1, 2016	(2.56)	2.35	1.99

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/12 TO 2/28/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R3, Class R4 and Class R6 Shares prior to their inception are based on the performance of Class I Shares, the original class offered. Prior performance of Class R3 and Class R4 Shares have been adjusted to reflect the differences in expenses between classes. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Government Bond Fund and the Bloomberg U.S. Government Bond Index from February 29, 2012 to February 28, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. Government Bond Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. Government Bond Index is an unmanaged index composed of securities issued by the U.S. Government. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

JPMorgan High Yield Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	2.57%
Bloomberg U.S. Corporate High Yield — 2% Issuer Capped Index (formerly known as Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index)	0.64%

Net Assets as of 2/28/2022 (In Thousands)	$5,467,284
Duration as of 2/28/2022	3.7 Years

INVESTMENT OBJECTIVE**

The JPMorgan High Yield Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2022, the Fund’s Class I Shares outperformed the Bloomberg U.S. Corporate High Yield — 2% Issuer Capped Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s security selection in the energy, technology and transportation sectors were leading contributors to performance, while the Fund’s underweight positions in the oil field services and aerospace/defense sectors and its security selection in the healthcare sector were leading detractors from performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers sought to take specific, targeted credit risks based on the portfolio managers’ analysis of favorable risk/reward opportunities while continuing to build a core portfolio of improving below-investment-grade investments.

During the period, the Fund remained overweight in more defensive sectors, including the cable/satellite TV, pharmaceuticals and consumer products sectors and was underweight in the financial, electric utility and food/beverage sectors. The Fund was shorter in duration during the period, as the Fund’s portfolio managers found better relative value in the shorter end of yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

PORTFOLIO COMPOSITION AS OF FEBRUARY 28, 2022	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	86.1%
Loan Assignments	7.8
Common Stocks	3.4
Others (each less than 1.0%)	1.7
Short-Term Investments	1.0

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	11

JPMorgan High Yield Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 13, 1998
With Sales Charge*		(1.54)%	3.10%	4.41%
Without Sales Charge		2.33	3.89	4.82
CLASS C SHARES	March 22, 1999
With CDSC**		0.80	3.35	4.37
Without CDSC		1.80	3.35	4.37
CLASS I SHARES	November 13, 1998	2.57	4.15	5.06
CLASS R2 SHARES	November 3, 2008	1.97	3.53	4.48
CLASS R3 SHARES	August 21, 2017	2.19	3.79	4.73
CLASS R4 SHARES	August 21, 2017	2.46	4.05	5.00
CLASS R5 SHARES	May 15, 2006	2.62	4.22	5.12
CLASS R6 SHARES	February 22, 2005	2.72	4.31	5.20

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/12 TO 2/28/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 14, 2009, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class R3 and Class R4 Shares prior to its inception are based on the performance of Class I Shares, the original class offered. With respect to Class R3 and Class R4 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan High Yield Fund and the Bloomberg U.S. Corporate High Yield — 2% Issuer Capped Index from February 29, 2012 to February 28, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

JPMorgan Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	0.04%
Bloomberg U.S. Aggregate Index (formerly known as Bloomberg Barclays U.S. Aggregate Index)	(2.64)%

Net Assets as of 2/28/2022 (In Thousands)	$12,095,322
Duration as of 2/28/2022	4.1 Years

INVESTMENT OBJECTIVE**

The JPMorgan Income Fund (the “Fund”) seeks to provide income with a secondary objective of capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund is flexible in its ability to invest in a wide variety of debt securities and financial instruments of any maturity and is not managed to an index. This allows the Fund to shift its allocations based on changing market conditions. For the twelve months ended February 28, 2022, the Fund outperformed the Bloomberg U.S. Aggregate Index (the “Index”).

Relative to the Index, the Fund’s out-of-Index allocations to high yield debt (also known as “junk bonds”) and commercial mortgage-backed securities were leading contributors to performance. The Fund’s shorter overall duration also contributed to relative performance as interest rates rose during the period. Generally, bonds with shorter duration will experience a smaller price decline when interest rates rise relative to longer duration bonds.

The Fund’s out-of-Index allocation to emerging market debt was the leading detractor from relative performance.

During the period, the Fund’s Class I Shares distributed approximately $0.03 per share each month.

HOW WAS THE FUND POSITIONED?

During the period, the Fund invested opportunistically among multiple debt markets and sectors that the portfolio managers believed had a high potential to produce income. The Fund’s managers sought to manage risk through exposure to debt markets that they believed to have low correlations to each other. During the period, the Fund’s managers increased their allocations to commercial mortgage-backed securities, asset backed securities and high yield bonds. The managers decreased the Fund’s exposure to agency mortgage-backed securities, emerging market debt and non-agency mortgage-backed securities. The Fund’s duration decreased to 2.08 years at February 28, 2022 from 2.31 years at February 28, 2021.

PORTFOLIO COMPOSITION AS OF FEBRUARY 28, 2022	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	33.4%
Commercial Mortgage-Backed Securities	30.3
Asset-Backed Securities	19.0
Collateralized Mortgage Obligations	10.6
Foreign Government Securities	4.1
Others (each less than 1.0%)	1.1
Short-Term Investments	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	13

JPMorgan Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	June 2, 2014
With Sales Charge*		(3.94)%	3.16%	3.28%
Without Sales Charge		(0.21)	3.95	3.79
CLASS C SHARES	June 2, 2014
With CDSC**		(1.75)	3.39	3.22
Without CDSC		(0.75)	3.39	3.22
CLASS I SHARES	June 2, 2014	0.04	4.22	4.04
CLASS R6 SHARES	June 2, 2014	0.14	4.23	4.08

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/2/14 TO 2/28/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 2, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of JPMorgan Income Fund and the Bloomberg U.S. Aggregate Index from June 2, 2014 to February 28, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

JPMorgan Inflation Managed Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	4.03%
Bloomberg 1-10 Year U.S. TIPS Index	5.53%
Bloomberg U.S. Intermediate Aggregate Index (formerly known as Bloomberg Barclays U.S. Intermediate Aggregate Index)	(2.63)%
Inflation Managed Bond Composite Benchmark[1]	4.76%

Net Assets as of 2/28/2022 (In Thousands)	$1,167,158
Duration as of 2/28/2022	4.8 Years

INVESTMENT OBJECTIVE**

The JPMorgan Inflation Managed Bond Fund (the “Fund”) seeks to maximize inflation protected total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2022, the Fund’s Class I Shares underperformed both the Bloomberg 1-10 Year U.S. TIPS (Treasury Inflation Protected Securities) Index (the “Index”) and the Inflation Managed Bond Composite Benchmark (the “Composite Benchmark”) and outperformed the Bloomberg U.S. Intermediate Aggregate Index.

During the period, the Fund’s shorter relative duration was the leading detractor from performance versus the Index and the Composite Benchmark, as real interest rates (i.e., changes in market interest rates caused by factors other than inflation) fell significantly during the period. Generally, bonds with shorter duration will experience a smaller increase in price relative to longer duration bonds as interest rates fall. The Fund’s allocation to corporate credit also detracted from relative performance versus both the Index and Composite Benchmark.

The Fund’s allocations to commercial mortgage-backed securities and asset-backed securities were leading contributors to relative performance. During the period, the Fund’s inflation hedge, which included CPI-U swaps and TIPS, also contributed to absolute performance.

HOW WAS THE FUND POSITIONED?

Among the Fund’s fixed income holdings, the Fund’s portfolio managers continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

The Fund’s portfolio managers sought to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying core bonds was used as the general basis for the Fund’s inflation swap positioning.

The Fund’s portfolio managers manage the duration of the inflation protection versus the duration of the underlying bonds to protect the portfolio from actual, realized inflation, as well as from the loss of value that results from an increase in inflation expectations. The inflation protection was actively managed using CPI-U swaps and TIPS. Generally, the swaps were structured so that a counterparty agrees to pay the cumulative percentage change in the U.S. Consumer Price Index for All Urban Consumers over the duration of the swap. In turn, the Fund pays a compounded fixed rate. U.S. Treasury TIPS adjust the principal of the underlying bond so that it increases with inflation as measured by the U.S. Consumer Price Index of All Urban Consumers and decreases with deflation. At maturity, a TIPS investor is paid either the adjusted or the original principal, whichever is greater.

PORTFOLIO COMPOSITION AS OF FEBRUARY 28, 2022	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	34.4%
U.S. Treasury Obligations	25.6
Commercial Mortgage-Backed Securities	11.2
Asset-Backed Securities	10.9
Mortgage-Backed Securities	8.3
Collateralized Mortgage Obligations	6.3
U.S. Government Agency Securities	1.2
Foreign Government Securities	0.3
Short-Term Investments	1.8

[1]	The Fund’s composite benchmark is determined by adding the performance return of the Bloomberg Intermediate Government/Credit Index and 80% of the Bloomberg Inflation Swap 5-year Zero Coupon Index.
*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	15

JPMorgan Inflation Managed Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 31, 2010
With Sales Charge*		(0.14)%	2.35%	1.51%
Without Sales Charge		3.77	3.13	1.90
CLASS C SHARES	March 31, 2010
With CDSC**		2.23	2.50	1.38
Without CDSC		3.23	2.50	1.38
CLASS I SHARES	March 31, 2010	4.03	3.30	2.07
CLASS R5 SHARES	March 31, 2010	4.12	3.37	2.14
CLASS R6 SHARES	November 30, 2010	4.23	3.47	2.22

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/12 TO 2/28/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Inflation Managed Bond Fund, the Bloomberg 1–10 Year U.S. TIPS Index, the Bloomberg U.S. Intermediate Aggregate Index and the Inflation Managed Bond Composite Benchmark from February 29, 2012 to February 28, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg 1–10 Year U.S. TIPS Index and the Bloomberg U.S. Intermediate Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The Bloomberg 1–10 Year U.S. TIPS Index represents the performance of intermediate (1–10 year) U.S. Treasury Inflation Protection Securities. The Bloomberg U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The Inflation Managed Bond Composite Benchmark is determined by adding the Bloomberg Intermediate Government/Credit Index and 80% of the Bloomberg Inflation Swap 5 Year Zero Coupon Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

JPMorgan Limited Duration Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(1.15)%
Bloomberg 1–3 Year U.S. Government/Credit Bond Index (formerly known as Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index)	(1.62)%

Net Assets as of 2/28/2022 (In Thousands)	$1,270,702
Duration as of 2/28/2022	1.5 Years

INVESTMENT OBJECTIVE**

The JPMorgan Limited Duration Bond Fund (the “Fund”) seeks a high level of current income consistent with low volatility of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2022, the Fund’s Class I Shares outperformed the Bloomberg 1–3 Year U.S. Government/Credit Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s shorter duration was a leading contributor to performance as interest rates rose during the period. The Fund’s out-of-Benchmark allocations to asset-backed securities and non-agency mortgage-backed securities also contributed to relative performance.

The Fund’s out-of-Benchmark allocation to agency mortgage-backed securities was the leading detractor from relative performance. The Fund’s allocation to commercial mortgage-backed securities also detracted from performance but the impact was not significant.

HOW WAS THE FUND POSITIONED?

During the period, the Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Fund’s portfolio managers aimed to keep the duration of the Fund at 1.5 years. During the reporting period, the Fund’s duration decreased to 1.52 years at February 28, 2022 from 1.67 years at February 28, 2021.

PORTFOLIO COMPOSITION AS OF FEBRUARY 28, 2022	PERCENT OF TOTAL INVESTMENTS
Asset-Backed Securities	36.8%
Collateralized Mortgage Obligations	27.0
Commercial Mortgage-Backed Securities	10.6
Corporate Bonds	9.5
Mortgage-Backed Securities	6.2
Short-Term Investments	9.9

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	17

JPMorgan Limited Duration Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 10, 1993
With Sales Charge*		(3.58)%	1.01%	1.49%
Without Sales Charge		(1.40)	1.47	1.72
CLASS C SHARES	November 1, 2001
With CDSC**		(2.91)	0.98	1.31
Without CDSC		(1.91)	0.98	1.31
CLASS I SHARES	February 2, 1993	(1.15)	1.72	1.97
CLASS R6 SHARES	February 22, 2005	(0.95)	1.94	2.18

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/12 TO 2/28/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Limited Duration Bond Fund and the Bloomberg 1–3 Year U.S. Government/Credit Bond Index from February 29, 2012 to February 28, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(2.02)%
Bloomberg U.S. MBS Index (formerly known as Bloomberg Barclays U.S. MBS Index)	(2.88)%

Net Assets as of 2/28/2022 (In Thousands)	$4,650,878
Duration as of 2/28/2022	3.7 Years

INVESTMENT OBJECTIVE**

The JPMorgan Mortgage-Backed Securities Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2022, the Fund’s Class I Shares outperformed the Bloomberg U.S. MBS Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s shorter duration was a leading contributor to performance as interest rates rose during the period. Generally, bonds with shorter duration will experience a smaller decrease in price compared with longer duration bonds when interest rates rise. The Fund’s allocations to non-agency mortgage-backed securities and commercial mortgage-backed securities and its security selection in agency mortgage-backed securities also contributed to relative performance.

The Fund’s overweight allocation to the 5-year portion of the yield curve detracted from relative performance, though its impact was not significant. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

PORTFOLIO COMPOSITION AS OF FEBRUARY 28, 2022	PERCENT OF TOTAL INVESTMENTS
Mortgage-Backed Securities	45.2%
Collateralized Mortgage Obligations	22.5
Asset-Backed Securities	9.1
U.S. Treasury Obligations	8.8
Commercial Mortgage-Backed Securities	8.6
Short-Term Investments	5.8

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	19

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	August 18, 2000
With Sales Charge*		(5.79)%	1.80%	2.02%
Without Sales Charge		(2.13)	2.59	2.41
CLASS C SHARES	July 2, 2012
With CDSC**		(3.68)	2.05	1.99
Without CDSC		(2.68)	2.05	1.99
CLASS I SHARES	August 18, 2000	(2.02)	2.82	2.66
CLASS R6 SHARES	February 22, 2005	(1.78)	2.99	2.81

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/12 TO 2/28/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C Shares prior to its inception are based on the performance of Class I Shares, the original class offered. Prior Class performance has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mortgage-Backed Securities Fund and the Bloomberg U.S. MBS Index from February 29, 2012 to February 28, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. MBS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index includes fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

JPMorgan Short Duration Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(1.47)%
Bloomberg 1–3 Year U.S. Government/Credit Bond Index (formerly known as Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index)	(1.62)%

Net Assets as of 2/28/2022 (In Thousands)	$10,747,158
Duration as of 2/28/2022	1.7 Years

INVESTMENT OBJECTIVE**

The JPMorgan Short Duration Bond Fund (the “Fund”) seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2022, the Fund’s Class I Shares outperformed the Bloomberg 1–3 Year U.S. Government/Credit Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s shorter overall duration was the leading contributor to performance as interest rates rose in the second half of the year. Generally, bonds of shorter duration will experience a smaller decrease in price compared with bonds of longer duration as interest rates rise. The Fund’s security selection in corporate bonds and its out-of-Benchmark allocation to asset-backed securities also contributed to relative performance.

The Fund’s out-of-Benchmark allocation to mortgage-backed securities and underweight to non-corporate credit were detractors to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct what they believed to be a portfolio of undervalued fixed income securities. During the period, the Fund had an underweight position in U.S. Treasury bonds, an overweight position in corporate bonds and out-of-Benchmark allocations to mortgage-backed securities and asset-backed securities.

PORTFOLIO COMPOSITION AS OF FEBRUARY 28, 2022	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	30.9%
Asset-Backed Securities	27.4
U.S. Treasury Obligations	22.5
Collateralized Mortgage Obligations	10.2
Commercial Mortgage-Backed Securities	4.1
Mortgage-Backed Securities	2.5
Short-Term Investments	2.4

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	21

JPMorgan Short Duration Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		(3.96)%	1.11%	0.79%
Without Sales Charge		(1.72)	1.57	1.02
CLASS C SHARES	November 1, 2001
With CDSC**		(3.21)	1.06	0.62
Without CDSC		(2.21)	1.06	0.62
CLASS I SHARES	September 4, 1990	(1.47)	1.80	1.26
CLASS R6 SHARES	February 22, 2005	(1.42)	1.96	1.47

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/12 TO 2/28/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Short Duration Bond Fund and the Bloomberg 1–3 Year U.S. Government/Credit Bond Index from August 31, 2011 to February 28, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

JPMorgan Short Duration Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(1.77)%
Bloomberg 1-5 Year Government/Credit Index (formerly known as Bloomberg Barclays 1-5 Year Government/Credit Index)	(2.20)%

Net Assets as of 2/28/2022 (In Thousands)	$9,408,164
Duration as of 2/28/2022	2.1 Years

INVESTMENT OBJECTIVE**

The JPMorgan Short Duration Core Plus Fund (the “Fund”) seeks total return, consistent with preservation of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2022, the Fund outperformed the Bloomberg 1-5 Year Government/Credit Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s out-of-Benchmark allocations to high yield bonds (also known as “junk bonds”) and the Fund’s shorter duration were the leading contributors to performance. Generally, bonds with shorter duration will experience a smaller decrease in price compared with longer duration bonds when interest rates rise.

The Fund’s out-of-benchmark allocations to emerging market debt and agency mortgage-backed securities were leading detractors to performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to take advantage of pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up research to construct, in their view, a portfolio of undervalued fixed income securities. The portfolio managers employ a macro-economic analysis to determine asset allocation and positioning on the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

Relative to the Benchmark, the Fund had underweight positions in U.S. Treasury bonds and investment grade corporate bonds, and out-of-Benchmark allocations to mortgage-backed securities, asset-backed securities, high yield bonds and emerging market debt.

During the reporting period, the Fund’s portfolio managers decreased the Fund’s duration to 2.08 years at February 28, 2022 from 2.20 years at February 28, 2021.

PORTFOLIO COMPOSITION AS OF FEBRUARY 28, 2022	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	35.4%
U.S. Treasury Obligations	16.6
Asset-Backed Securities	14.8
Mortgage-Backed Securities	8.2
Commercial Mortgage-Backed Securities	6.7
Collateralized Mortgage Obligations	3.4
Foreign Government Securities	1.1
Others (each less than 1.0%)	0.2
Short-Term Investments	13.6

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	23

JPMorgan Short Duration Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2022 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	March 1, 2013
With Sales Charge*		(4.25)%	1.75%	2.37%
Without Sales Charge		(2.01)	2.22	2.62
CLASS C SHARES	March 1, 2013
With CDSC**		(3.61)	1.69	2.16
Without CDSC		(2.61)	1.69	2.16
CLASS I SHARES	March 1, 2013	(1.77)	2.48	2.87
CLASS R6 SHARES	March 1, 2013	(1.71)	2.56	2.98

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/1/13 TO 2/28/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 29, 2017 (the “Effective Date”), the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

The Fund commenced operations on March 1, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Short Duration Core Plus Fund and the Bloomberg 1-5 Year Government/Credit Index from March 1, 2013 to February 28, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg 1-5 Year Government/Credit Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg 1-5 Year

Government/Credit Index includes the Government and Credit portions of the Barclays Aggregate for securities of 1-5 year maturities. The Government portion includes treasuries and agencies. The Credit portion includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 27.8%

U.S. Treasury Bonds

3.50%, 2/15/2039	44,436	53,461

4.25%, 5/15/2039	62,245	81,828

3.88%, 8/15/2040	54,475	68,409

1.88%, 2/15/2041	282,192	265,282

2.25%, 5/15/2041	207,900	207,242

1.75%, 8/15/2041	173,160	158,712

2.00%, 11/15/2041	14,825	14,193

2.38%, 2/15/2042	109,635	111,948

2.75%, 11/15/2042	154,890	166,688

3.13%, 2/15/2043	18,180	20,699

3.63%, 8/15/2043	113,140	138,703

3.75%, 11/15/2043	256,218	320,121

3.63%, 2/15/2044	154,280	189,535

3.00%, 11/15/2044	50,821	57,033

2.88%, 8/15/2045	4,490	4,953

2.50%, 2/15/2046	70,000	72,491

2.25%, 8/15/2046	179,932	178,041

3.00%, 2/15/2047	5,431	6,168

3.00%, 2/15/2048	78,220	89,987

3.13%, 5/15/2048	43,243	50,968

2.88%, 5/15/2049	12,946	14,708

2.25%, 8/15/2049	180,150	181,649

2.38%, 11/15/2049	98,830	102,474

2.00%, 2/15/2050	76,853	73,596

1.25%, 5/15/2050	4,667	3,723

1.38%, 8/15/2050	25,855	21,285

1.63%, 11/15/2050	76,730	67,229

1.88%, 2/15/2051	264,640	246,363

2.38%, 5/15/2051	46,815	48,814

2.00%, 8/15/2051	144,750	138,847

1.88%, 11/15/2051	200,075	186,664

2.25%, 2/15/2052	97,060	98,880

U.S. Treasury Inflation Indexed Bonds

1.75%, 1/15/2028	2,100	3,286

3.63%, 4/15/2028	9,066	20,344

2.50%, 1/15/2029	3,587	5,836

U.S. Treasury Notes

1.63%, 8/31/2022	150,000	150,680

2.00%, 10/31/2022	13,000	13,100

1.75%, 1/31/2023	70,000	70,440

1.50%, 2/28/2023	210,000	210,804

1.75%, 5/15/2023	133,400	134,270

2.75%, 5/31/2023	187,366	190,908

1.38%, 8/31/2023	20,000	20,010

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

0.13%, 10/15/2023	150,000	146,977

2.63%, 12/31/2023	150,000	153,229

2.75%, 2/15/2024	25,000	25,623

2.13%, 2/29/2024	4,955	5,018

2.50%, 5/15/2024	2,000	2,042

2.13%, 9/30/2024	25,000	25,336

2.25%, 11/15/2024	3,021	3,072

1.75%, 12/31/2024	147,012	147,546

2.00%, 2/15/2025	155,000	156,611

2.88%, 4/30/2025	4,925	5,107

2.13%, 5/15/2025	105,395	106,861

2.88%, 5/31/2025	40,158	41,656

2.00%, 8/15/2025	141,304	142,689

2.25%, 11/15/2025	110,049	112,143

0.38%, 1/31/2026	45,675	43,323

0.50%, 2/28/2026	403,160	383,931

2.50%, 2/28/2026	12,550	12,917

0.75%, 4/30/2026	15,670	15,044

0.88%, 6/30/2026	248,957	239,923

0.88%, 9/30/2026	237,283	228,116

2.00%, 11/15/2026	10,000	10,111

1.75%, 12/31/2026	64,262	64,259

1.50%, 1/31/2027	5,196	5,135

0.38%, 9/30/2027	31,575	29,222

1.25%, 3/31/2028	160,035	154,921

1.25%, 4/30/2028	85,520	82,747

2.88%, 5/15/2028	7,030	7,466

1.25%, 6/30/2028	660,700	638,144

1.00%, 7/31/2028	225,000	213,794

1.75%, 1/31/2029	48,420	48,170

1.13%, 2/15/2031	139,000	130,959

1.63%, 5/15/2031	18,348	18,029

1.25%, 8/15/2031	125,000	118,691

1.38%, 11/15/2031	58,882	56,444

U.S. Treasury STRIPS Bonds

2.76%, 5/15/2022 (a)	149,456	149,360

2.15%, 11/15/2022 (a)	237,280	235,975

3.42%, 2/15/2023 (a)	254,322	251,743

3.16%, 5/15/2023 (a)	277,105	273,268

2.62%, 8/15/2023 (a)	127,910	125,579

2.76%, 11/15/2023 (a)	30,767	30,059

2.21%, 2/15/2024 (a)	117,209	113,929

3.04%, 5/15/2024 (a)	67,278	65,084

3.26%, 8/15/2024 (a)	51,591	49,654

8.18%, 11/15/2024 (a)	3,200	3,066

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	25

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — continued

6.92%, 2/15/2025 (a)	6,601	6,294

5.47%, 2/15/2026 (a)	6,700	6,266

5.62%, 5/15/2026 (a)	24,999	23,268

0.69%, 11/15/2026 (a)	10,990	10,123

1.37%, 11/15/2027 (a)	50,000	45,088

1.67%, 8/15/2029 (a)	100,000	86,934

1.82%, 11/15/2030 (a)	100,000	84,636

4.67%, 5/15/2032 (a)	113,297	92,451

3.56%, 8/15/2032 (a)	149,800	121,495

3.93%, 11/15/2032 (a)	122,788	98,804

4.08%, 2/15/2033 (a)	36,300	29,003

4.25%, 5/15/2033 (a)	108,105	86,030

5.97%, 8/15/2033 (a)	24,963	19,666

6.74%, 11/15/2033 (a)	33,709	26,414

Total U.S. Treasury Obligations (Cost $9,810,676)		9,869,817

Corporate Bonds — 26.5%

Aerospace & Defense — 0.9%

Airbus SE (France)

3.15%, 4/10/2027 (b)	4,909	5,067

3.95%, 4/10/2047 (b)	1,046	1,113

BAE Systems Holdings, Inc. (United Kingdom) 3.80%, 10/7/2024 (b)	5,000	5,183

BAE Systems plc (United Kingdom)

1.90%, 2/15/2031 (b)	14,745	13,321

5.80%, 10/11/2041 (b)	2,500	3,121

3.00%, 9/15/2050 (b)	5,645	4,965

Boeing Co. (The)

1.17%, 2/4/2023	11,110	11,065

1.95%, 2/1/2024	15,770	15,707

1.43%, 2/4/2024	36,715	36,116

4.88%, 5/1/2025	9,325	9,913

2.75%, 2/1/2026	15,605	15,616

2.20%, 2/4/2026	22,360	21,817

3.10%, 5/1/2026	9,560	9,644

5.04%, 5/1/2027	9,155	9,946

5.15%, 5/1/2030	14,590	16,115

3.60%, 5/1/2034	5,076	4,920

5.71%, 5/1/2040	12,565	14,637

5.81%, 5/1/2050	14,000	16,632

L3Harris Technologies, Inc.

1.80%, 1/15/2031	14,120	12,731

4.85%, 4/27/2035	1,918	2,187

Leidos, Inc. 2.30%, 2/15/2031	8,020	7,223

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aerospace & Defense — continued

Northrop Grumman Corp.

3.25%, 1/15/2028	1,700	1,737

5.15%, 5/1/2040	13,000	15,384

Raytheon Technologies Corp.

3.20%, 3/15/2024	2,992	3,063

4.50%, 6/1/2042	13,927	15,575

4.15%, 5/15/2045	7,861	8,296

3.75%, 11/1/2046	7,060	7,135

4.35%, 4/15/2047	4,020	4,416

2.82%, 9/1/2051	10,000	8,703

3.03%, 3/15/2052	3,840	3,442

		304,790

Airlines — 0.0% (c)

Continental Airlines Pass-Through Trust

Series 2012-2, Class A Shares, 4.00%, 10/29/2024	16,887	17,188

Auto Components — 0.0% (c)

Lear Corp. 2.60%, 1/15/2032	3,330	3,086

Automobiles — 0.5%

BMW US Capital LLC (Germany) 2.25%, 9/15/2023 (b)	5,568	5,612

Daimler Finance North America LLC (Germany)

3.35%, 2/22/2023 (b)	5,000	5,083

3.30%, 5/19/2025 (b)	1,200	1,235

General Motors Co. 6.13%, 10/1/2025	8,695	9,621

Hyundai Capital America

1.15%, 11/10/2022 (b)	26,248	26,138

1.80%, 10/15/2025 (b)	8,870	8,571

1.30%, 1/8/2026 (b)	7,365	6,957

1.50%, 6/15/2026 (b)	17,530	16,516

2.38%, 10/15/2027 (b)	9,020	8,687

1.80%, 1/10/2028 (b)	12,950	11,987

Nissan Motor Co. Ltd. (Japan)

4.35%, 9/17/2027 (b)	39,109	40,260

4.81%, 9/17/2030 (b)	13,000	13,627

Stellantis Finance US, Inc. 2.69%, 9/15/2031 (b)	12,937	11,981

Volkswagen Group of America Finance LLC (Germany) 1.63%, 11/24/2027 (b)	12,310	11,587

		177,862

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — 4.9%

ABN AMRO Bank NV (Netherlands) 4.75%, 7/28/2025 (b)	12,879	13,549

(USD Swap Semi 5 Year + 2.20%), 4.40%, 3/27/2028 (d) (e)	12,600	12,806

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.47%, 12/13/2029 (b) (d)	15,800	15,108

AIB Group plc (Ireland) 4.75%, 10/12/2023 (b)	23,174	24,000

ANZ New Zealand Int’l Ltd. (New Zealand)

3.45%, 1/21/2028 (b)	2,000	2,081

2.55%, 2/13/2030 (b)	3,050	3,003

ASB Bank Ltd. (New Zealand) 3.75%, 6/14/2023 (b)	1,700	1,745

Australia & New Zealand Banking Group Ltd. (Australia)

4.40%, 5/19/2026 (b)	1,834	1,942

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.29%), 2.95%, 7/22/2030 (b) (d)	4,560	4,514

Banco Santander SA (Spain)

3.13%, 2/23/2023	5,000	5,043

1.85%, 3/25/2026	20,400	19,564

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (d)	8,600	8,132

4.38%, 4/12/2028	6,600	7,019

2.75%, 12/3/2030	10,800	9,842

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 3.22%, 11/22/2032 (d)	19,800	18,361

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.78%), 3.55%, 3/5/2024 (d)	1,890	1,920

(ICE LIBOR USD 3 Month + 0.94%), 3.86%, 7/23/2024 (d)	530	542

4.00%, 1/22/2025	18,371	19,073

Series L, 3.95%, 4/21/2025	8,782	9,107

(ICE LIBOR USD 3 Month + 1.09%), 3.09%, 10/1/2025 (d)	1,840	1,864

(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026 (d)	5,215	5,314

4.45%, 3/3/2026	5,041	5,371

4.25%, 10/22/2026	6,055	6,471

Series N, (SOFR + 0.91%), 1.66%, 3/11/2027 (d)	6,250	5,986

(SOFR + 0.96%), 1.73%, 7/22/2027 (d)	9,615	9,178

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (d)	10,025	10,384

(ICE LIBOR USD 3 Month + 1.37%), 3.59%, 7/21/2028 (d)	29,628	30,598

(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (d)	49,969	51,086

(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (d)	7,135	7,459

(SOFR + 1.06%), 2.09%, 6/14/2029 (d)	19,095	18,054

(ICE LIBOR USD 3 Month + 0.99%), 2.50%, 2/13/2031 (d)	6,925	6,595

(SOFR + 1.32%), 2.69%, 4/22/2032 (d)	22,915	22,039

(SOFR + 1.21%), 2.57%, 10/20/2032 (d)	19,870	18,811

(SOFR + 1.93%), 2.68%, 6/19/2041 (d)	54,117	47,519

Bank of Ireland Group plc (Ireland)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (b) (d)	34,388	32,344

Bank of Montreal (Canada) (USD Swap Semi 5 Year + 1.43%), 3.80%, 12/15/2032 (d)	5,021	5,153

Bank of New Zealand (New Zealand) 3.50%, 2/20/2024 (b)	6,160	6,337

Banque Federative du Credit Mutuel SA (France) 1.60%, 10/4/2026 (b)	23,810	22,835

Barclays plc (United Kingdom)

3.65%, 3/16/2025	15,214	15,591

5.20%, 5/12/2026	3,000	3,216

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032 (d)	10,428	9,881

BNP Paribas SA (France)

3.38%, 1/9/2025 (b)	6,025	6,143

(SOFR + 2.07%), 2.22%, 6/9/2026 (b) (d)	6,101	5,977

(SOFR + 1.00%), 1.32%, 1/13/2027 (b) (d)	4,819	4,530

(SOFR + 1.51%), 3.05%, 1/13/2031 (b) (d)	18,020	17,536

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (b) (d)	26,002	23,471

BNZ International Funding Ltd. (New Zealand) 3.38%, 3/1/2023 (b)	4,500	4,581

Citigroup, Inc.

3.88%, 3/26/2025	3,077	3,188

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	27

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025 (d)	6,470	6,599

4.40%, 6/10/2025	13,411	14,070

4.30%, 11/20/2026	6,200	6,594

4.45%, 9/29/2027	1,491	1,592

(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (d)	12,240	12,782

6.63%, 1/15/2028	3,363	4,023

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (d)	41,323	42,761

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (d)	11,100	11,406

(ICE LIBOR USD 3 Month + 1.19%), 4.07%, 4/23/2029 (d)	6,399	6,733

(SOFR + 1.18%), 2.52%, 11/3/2032 (d)	17,190	16,189

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (d)	3,330	3,469

8.13%, 7/15/2039	1,424	2,228

5.30%, 5/6/2044	698	823

Citizens Financial Group, Inc. 2.85%, 7/27/2026	7,670	7,743

Comerica, Inc. 4.00%, 2/1/2029	8,910	9,553

Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (b)	4,795	4,423

Cooperatieve Rabobank UA (Netherlands)

4.38%, 8/4/2025	7,101	7,435

3.75%, 7/21/2026	8,564	8,830

Credit Agricole SA (France)

4.38%, 3/17/2025 (b)	4,405	4,557

(SOFR + 1.68%), 1.91%, 6/16/2026 (b) (d)	15,810	15,385

(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (d)	8,688	8,169

2.81%, 1/11/2041 (b)	9,880	8,493

Danske Bank A/S (Denmark)

2.70%, 3/2/2022 (b)	4,254	4,254

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.03%), 1.17%, 12/8/2023 (b) (d)	35,450	35,194

Discover Bank

3.35%, 2/6/2023	2,185	2,214

4.25%, 3/13/2026	8,109	8,590

DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (b) (d)	22,075	20,785

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Fifth Third Bancorp 3.65%, 1/25/2024	8,495	8,733

HSBC Holdings plc (United Kingdom) 4.25%, 3/14/2024	6,038	6,255

(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (d)	12,403	12,677

4.25%, 8/18/2025	4,932	5,124

(SOFR + 1.54%), 1.64%, 4/18/2026 (d)	2,400	2,314

4.38%, 11/23/2026	3,162	3,335

(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 3/13/2028 (d)	17,888	18,536

(SOFR + 1.73%), 2.01%, 9/22/2028 (d)	25,865	24,268

(SOFR + 1.29%), 2.21%, 8/17/2029 (d)	13,465	12,564

(SOFR + 1.95%), 2.36%, 8/18/2031 (d)	20,470	18,801

7.63%, 5/17/2032	8,416	10,965

(SOFR + 1.41%), 2.87%, 11/22/2032 (d)	13,085	12,413

6.10%, 1/14/2042	3,835	5,042

ING Groep NV (Netherlands)

3.95%, 3/29/2027	2,572	2,698

(SOFR + 1.01%), 1.73%, 4/1/2027 (d)	8,840	8,448

KeyBank NA 3.18%, 5/22/2022	4,225	4,247

KeyCorp 4.15%, 10/29/2025	4,755	5,036

Lloyds Banking Group plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.33%, 6/15/2023 (d)	8,500	8,489

(ICE LIBOR USD 3 Month + 0.81%), 2.91%, 11/7/2023 (d)	6,788	6,836

4.45%, 5/8/2025	6,285	6,615

4.58%, 12/10/2025	4,700	4,939

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (d)	12,150	11,526

4.38%, 3/22/2028	6,745	7,192

Mitsubishi UFJ Financial Group, Inc. (Japan)

2.53%, 9/13/2023	3,463	3,498

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.64%, 10/13/2027 (d)	14,590	13,849

2.05%, 7/17/2030	23,420	21,580

3.75%, 7/18/2039	10,875	11,398

Mizuho Financial Group Cayman 3 Ltd. (Japan) 4.60%, 3/27/2024 (b)	5,440	5,661

Mizuho Financial Group, Inc. (Japan)

(ICE LIBOR USD 3 Month + 0.83%), 2.23%, 5/25/2026 (d)	13,350	13,175

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (d)	16,739	15,673

3.17%, 9/11/2027	4,000	4,070

(SOFR + 1.57%), 2.87%, 9/13/2030 (d)	11,274	11,060

National Australia Bank Ltd. (Australia)

2.33%, 8/21/2030 (b)	10,430	9,484

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 3.93%, 8/2/2034 (b) (d)	16,395	16,599

NatWest Group plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.48%), 3.50%, 5/15/2023 (d)	7,306	7,331

3.88%, 9/12/2023	13,165	13,483

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.15%), 2.36%, 5/22/2024 (d)	11,990	12,018

(ICE LIBOR USD 3 Month + 1.55%), 4.52%, 6/25/2024 (d)	2,780	2,864

(ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025 (d)	5,845	6,044

4.80%, 4/5/2026	11,867	12,723

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 3.07%, 5/22/2028 (d)	4,475	4,473

(ICE LIBOR USD 3 Month + 1.75%), 4.89%, 5/18/2029 (d)	2,270	2,473

(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (d)	10,470	11,179

NatWest Markets plc (United Kingdom) 1.60%, 9/29/2026 (b)	31,620	30,046

Nordea Bank Abp (Finland)

4.25%, 9/21/2022 (b)	7,408	7,522

1.50%, 9/30/2026 (b)	25,000	23,804

Royal Bank of Canada (Canada) 4.65%, 1/27/2026	5,585	6,015

Santander UK Group Holdings plc (United Kingdom)

(SOFR + 0.79%), 1.09%, 3/15/2025 (d)	1,795	1,741

(SOFR + 0.99%), 1.67%, 6/14/2027 (d)	14,830	14,018

Societe Generale SA (France)

5.00%, 1/17/2024 (b)	7,200	7,461

4.25%, 4/14/2025 (b)	20,735	21,233

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (b) (d)	8,995	8,408

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (b) (d)	7,650	7,153

3.00%, 1/22/2030 (b)	6,844	6,567

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (b) (d)	31,110	28,900

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.90%), 4.03%, 1/21/2043 (b) (d)	5,900	5,366

SouthTrust Bank 7.69%, 5/15/2025	2,197	2,536

Standard Chartered plc (United Kingdom)

5.20%, 1/26/2024 (b)	5,291	5,510

(ICE LIBOR USD 3 Month + 1.08%), 3.89%, 3/15/2024 (b) (d)	3,200	3,253

(ICE LIBOR USD 3 Month + 1.21%), 2.82%, 1/30/2026 (b) (d)	9,000	8,950

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (b) (d)	13,115	12,313

4.30%, 2/19/2027 (b)	17,200	17,666

(USD ICE Swap Rate 5 Year + 1.97%), 4.87%, 3/15/2033 (b) (d)	2,000	2,061

Sumitomo Mitsui Financial Group, Inc. (Japan)

3.10%, 1/17/2023	9,971	10,110

4.44%, 4/2/2024 (b)	1,246	1,297

1.47%, 7/8/2025	12,865	12,416

2.63%, 7/14/2026	6,102	6,113

3.01%, 10/19/2026	2,517	2,558

3.04%, 7/16/2029	25,422	25,341

Truist Financial Corp. 4.00%, 5/1/2025	4,143	4,347

UniCredit SpA (Italy)

3.75%, 4/12/2022 (b)	9,035	9,059

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 2.57%, 9/22/2026 (b) (d)	14,000	13,376

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (d)	10,885	10,153

(USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (b) (d)	15,000	15,183

(USD ICE Swap Rate 5 Year + 4.91%), 7.30%, 4/2/2034 (b) (d)	5,000	5,440

US Bancorp

3.38%, 2/5/2024	3,430	3,525

7.50%, 6/1/2026	1,256	1,503

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	29

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Series X, 3.15%, 4/27/2027	1,924	1,996

Wells Fargo & Co.

(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (d)	43,829	44,502

4.30%, 7/22/2027	2,925	3,121

(SOFR + 2.53%), 3.07%, 4/30/2041 (d)	11,119	10,329

5.38%, 11/2/2043	2,755	3,304

4.65%, 11/4/2044	11,097	12,188

4.40%, 6/14/2046	4,816	5,158

Wells Fargo Bank NA 5.85%, 2/1/2037	1,720	2,133

Westpac Banking Corp. (Australia)

(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (d)	5,855	6,099

3.13%, 11/18/2041	11,364	10,209

		1,705,428

Beverages — 0.5%

Anheuser-Busch Cos. LLC (Belgium)

4.70%, 2/1/2036	21,807	24,304

4.90%, 2/1/2046	12,184	13,767

Anheuser-Busch InBev Finance, Inc. (Belgium) 4.63%, 2/1/2044	1,460	1,594

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

4.38%, 4/15/2038	13,419	14,414

4.44%, 10/6/2048	28,858	30,879

4.75%, 4/15/2058	9,838	10,874

5.80%, 1/23/2059	605	775

4.60%, 6/1/2060	7,010	7,662

Coca-Cola Femsa SAB de CV (Mexico)

2.75%, 1/22/2030	13,140	12,635

1.85%, 9/1/2032	11,205	9,753

Constellation Brands, Inc.

4.40%, 11/15/2025	4,444	4,718

5.25%, 11/15/2048	3,091	3,597

Diageo Investment Corp. (United Kingdom) 8.00%, 9/15/2022	4,484	4,645

Fomento Economico Mexicano SAB de CV (Mexico) 3.50%, 1/16/2050	15,000	13,931

Keurig Dr Pepper, Inc.

4.42%, 5/25/2025	2,714	2,873

3.43%, 6/15/2027	2,015	2,088

3.20%, 5/1/2030	13,500	13,638

4.99%, 5/25/2038	3,920	4,452

4.42%, 12/15/2046	3,746	3,951

5.09%, 5/25/2048	4,164	4,859

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Beverages — continued

Molson Coors Beverage Co. 4.20%, 7/15/2046	5,000	4,971

		190,380

Biotechnology — 0.5%

AbbVie, Inc.

2.80%, 3/15/2023	3,954	3,973

3.85%, 6/15/2024	3,041	3,144

3.20%, 11/21/2029	27,601	27,953

4.55%, 3/15/2035	3,881	4,275

4.50%, 5/14/2035	15,614	17,351

4.05%, 11/21/2039	16,908	17,747

4.63%, 10/1/2042	9,850	10,905

4.40%, 11/6/2042	12,902	13,910

4.75%, 3/15/2045	7,000	7,765

4.45%, 5/14/2046	2,145	2,311

4.25%, 11/21/2049	10,194	10,840

Amgen, Inc. 3.15%, 2/21/2040	5,870	5,484

Baxalta, Inc.

3.60%, 6/23/2022	999	1,002

5.25%, 6/23/2045	327	389

Biogen, Inc. 2.25%, 5/1/2030	20,560	18,790

Gilead Sciences, Inc.

1.65%, 10/1/2030	9,165	8,304

2.60%, 10/1/2040	11,110	9,596

		163,739

Building Products — 0.1%

Masco Corp.

2.00%, 10/1/2030	5,820	5,313

6.50%, 8/15/2032	10,095	12,658

4.50%, 5/15/2047	3,130	3,338

		21,309

Capital Markets — 2.1%

Bank of New York Mellon Corp. (The)

2.80%, 5/4/2026	1,043	1,066

3.30%, 8/23/2029	1,413	1,459

Blackstone Holdings Finance Co. LLC 4.45%, 7/15/2045 (b)	3,107	3,355

Blackstone Secured Lending Fund 3.65%, 7/14/2023	13,980	14,191

Brookfield Finance, Inc. (Canada)

3.90%, 1/25/2028	3,664	3,847

4.85%, 3/29/2029	5,160	5,661

4.70%, 9/20/2047	1,075	1,172

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Capital Markets — continued

Charles Schwab Corp. (The)

3.20%, 3/2/2027	5,710	5,925

3.20%, 1/25/2028	1,270	1,325

Credit Suisse AG (Switzerland) 3.63%, 9/9/2024	4,326	4,464

Credit Suisse Group AG (Switzerland)

3.80%, 6/9/2023	8,035	8,212

(SOFR + 1.56%), 2.59%, 9/11/2025 (b) (d)	6,850	6,816

(SOFR + 2.04%), 2.19%, 6/5/2026 (b) (d)	9,320	9,052

(SOFR + 0.98%), 1.31%, 2/2/2027 (b) (d)	25,020	23,190

4.28%, 1/9/2028 (b)	12,016	12,497

(ICE LIBOR USD 3 Month + 1.41%), 3.87%, 1/12/2029 (b) (d)	2,991	3,029

(SOFR + 1.73%), 3.09%, 5/14/2032 (b) (d)	14,885	14,114

Daiwa Securities Group, Inc. (Japan) 3.13%, 4/19/2022 (b)	5,276	5,291

Deutsche Bank AG (Germany)

3.30%, 11/16/2022	6,440	6,509

(SOFR + 2.16%), 2.22%, 9/18/2024 (d)	26,205	26,142

(SOFR + 1.87%), 2.13%, 11/24/2026 (d)	13,585	13,080

(SOFR + 1.72%), 3.04%, 5/28/2032 (d)	15,977	15,012

FMR LLC 6.45%, 11/15/2039 (b)	2,242	3,005

Goldman Sachs Group, Inc. (The)

3.50%, 1/23/2025	5,018	5,157

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (d)	13,398	13,629

4.25%, 10/21/2025	10,573	11,107

3.50%, 11/16/2026	23,775	24,343

3.85%, 1/26/2027	18,677	19,457

(SOFR + 0.80%), 1.43%, 3/9/2027 (d)	32,000	30,230

(SOFR + 0.91%), 1.95%, 10/21/2027 (d)	14,889	14,266

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)	47,377	49,045

(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (d)	7,425	7,871

(SOFR + 1.28%), 2.62%, 4/22/2032 (d)	11,700	11,062

(SOFR + 1.25%), 2.38%, 7/21/2032 (d)	12,855	11,916

6.75%, 10/1/2037	1,435	1,885

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (d)	4,600	4,851

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

(ICE LIBOR USD 3 Month + 1.43%), 4.41%, 4/23/2039 (d)	16,126	17,362

(SOFR + 1.51%), 3.21%, 4/22/2042 (d)	1,000	932

(SOFR + 1.63%), 3.44%, 2/24/2043 (d)	5,469	5,265

Intercontinental Exchange, Inc. 4.00%, 10/15/2023	5,021	5,198

Jefferies Group LLC 6.45%, 6/8/2027	3,725	4,372

Macquarie Bank Ltd. (Australia)

4.00%, 7/29/2025 (b)	6,300	6,620

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.70%), 3.05%, 3/3/2036 (b) (d)	8,095	7,542

Macquarie Group Ltd. (Australia)

(SOFR + 1.07%), 1.34%, 1/12/2027 (b) (d)	6,735	6,366

(ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (b) (d)	22,700	25,174

Morgan Stanley

4.10%, 5/22/2023	9,880	10,139

3.70%, 10/23/2024	12,301	12,714

(SOFR + 1.15%), 2.72%, 7/22/2025 (d)	5,034	5,061

5.00%, 11/24/2025	9,322	10,075

(SOFR + 1.99%), 2.19%, 4/28/2026 (d)	18,815	18,571

3.13%, 7/27/2026	2,254	2,298

4.35%, 9/8/2026	1,640	1,742

3.63%, 1/20/2027	14,939	15,563

(SOFR + 1.00%), 2.48%, 1/21/2028 (d)	5,806	5,708

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (d)	13,333	13,765

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (d)	7,397	7,678

(ICE LIBOR USD 3 Month + 1.63%), 4.43%, 1/23/2030 (d)	17,528	18,910

(SOFR + 1.03%), 1.79%, 2/13/2032 (d)	11,200	9,997

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (d)	10,600	11,513

(SOFR + 1.49%), 3.22%, 4/22/2042 (d)	9,350	8,925

Nomura Holdings, Inc. (Japan)

2.65%, 1/16/2025	11,898	11,932

2.68%, 7/16/2030	12,180	11,547

Northern Trust Corp. (ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (d)	2,762	2,815

UBS Group AG (Switzerland)

3.49%, 5/23/2023 (b)	7,735	7,769

(ICE LIBOR USD 3 Month + 0.95%), 2.86%, 8/15/2023 (b) (d)	2,156	2,170

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	31

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Capital Markets — continued

4.13%, 9/24/2025 (b)	2,500	2,620

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.08%), 1.36%, 1/30/2027 (b) (d)	15,100	14,309

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.49%, 8/10/2027 (b) (d)	17,350	16,364

(ICE LIBOR USD 3 Month + 1.47%), 3.13%, 8/13/2030 (b) (d)	6,470	6,395

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (b) (d)	10,750	9,780

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.75%, 2/11/2033 (b) (d)	10,550	10,059

		720,483

Chemicals — 0.3%

Air Liquide Finance SA (France) 2.25%, 9/27/2023 (b)	4,179	4,210

Albemarle Corp. 5.45%, 12/1/2044	3,800	4,565

CF Industries, Inc.

5.15%, 3/15/2034	3,570	3,995

4.95%, 6/1/2043	16,825	18,231

Dow Chemical Co. (The) 4.55%, 11/30/2025	249	266

DuPont de Nemours, Inc. 5.32%, 11/15/2038	12,320	14,646

International Flavors & Fragrances, Inc.

3.27%, 11/15/2040 (b)	7,650	7,063

5.00%, 9/26/2048	4,346	4,968

3.47%, 12/1/2050 (b)	12,621	11,462

LYB International Finance BV 4.88%, 3/15/2044	3,223	3,543

LYB International Finance III LLC

2.25%, 10/1/2030	4,336	4,068

4.20%, 10/15/2049	4,468	4,520

Nutrien Ltd. (Canada)

4.13%, 3/15/2035	6,522	7,042

5.25%, 1/15/2045	4,729	5,706

5.00%, 4/1/2049	4,150	5,009

Union Carbide Corp. 7.75%, 10/1/2096	2,719	4,186

		103,480

Commercial Services & Supplies — 0.0% (c)

Ford Foundation (The) Series 2020, 2.82%, 6/1/2070	4,000	3,715

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Services & Supplies — continued

Republic Services, Inc. 1.45%, 2/15/2031	14,940	13,228

		16,943

Construction & Engineering — 0.1%

Mexico City Airport Trust (Mexico) 5.50%, 7/31/2047 (b)	1,048	939

Quanta Services, Inc.

2.35%, 1/15/2032	17,240	15,649

3.05%, 10/1/2041	3,330	2,905

		19,493

Construction Materials — 0.1%

CRH America, Inc. (Ireland)

3.88%, 5/18/2025 (b)	2,811	2,923

5.13%, 5/18/2045 (b)	6,052	7,291

Martin Marietta Materials, Inc.

3.45%, 6/1/2027	5,785	6,027

3.20%, 7/15/2051	4,840	4,311

		20,552

Consumer Finance — 1.3%

AerCap Ireland Capital DAC (Ireland)

3.50%, 5/26/2022	3,050	3,063

4.50%, 9/15/2023	31,000	31,932

4.88%, 1/16/2024	4,135	4,292

3.50%, 1/15/2025	844	856

6.50%, 7/15/2025	3,441	3,791

4.45%, 10/1/2025	4,342	4,509

1.75%, 1/30/2026	8,311	7,874

4.45%, 4/3/2026	5,633	5,882

3.00%, 10/29/2028	12,605	12,141

American Express Co. 3.40%, 2/27/2023	4,100	4,162

American Honda Finance Corp.

2.90%, 2/16/2024	5,285	5,397

2.30%, 9/9/2026	1,185	1,185

Avolon Holdings Funding Ltd. (Ireland)

3.63%, 5/1/2022 (b)	1,245	1,247

5.13%, 10/1/2023 (b)	9,770	10,115

5.25%, 5/15/2024 (b)	7,708	8,054

3.95%, 7/1/2024 (b)	16,176	16,550

2.88%, 2/15/2025 (b)	33,120	32,821

5.50%, 1/15/2026 (b)	33,000	35,132

2.13%, 2/21/2026 (b)	13,095	12,658

4.25%, 4/15/2026 (b)	12,901	13,258

4.38%, 5/1/2026 (b)	5,010	5,159

2.53%, 11/18/2027 (b)	110,463	103,439

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Consumer Finance — continued

Capital One Financial Corp.

3.20%, 2/5/2025	6,093	6,220

4.20%, 10/29/2025	3,000	3,139

3.75%, 7/28/2026	7,424	7,675

(SOFR + 1.27%), 2.62%, 11/2/2032 (d)	16,445	15,349

General Motors Financial Co., Inc.

1.20%, 10/15/2024	12,395	12,063

1.25%, 1/8/2026	8,423	7,948

4.35%, 1/17/2027	2,036	2,140

2.35%, 1/8/2031	10,244	9,254

2.70%, 6/10/2031	20,010	18,516

HSBC Finance Corp. 7.63%, 5/17/2032	9,000	10,951

Park Aerospace Holdings Ltd. (Ireland)

4.50%, 3/15/2023 (b)	12,100	12,352

5.50%, 2/15/2024 (b)	23,761	24,880

		454,004

Containers & Packaging — 0.0% (c)

International Paper Co. 8.70%, 6/15/2038	2,650	4,059

WRKCo, Inc.

3.00%, 9/15/2024	920	937

3.75%, 3/15/2025	7,570	7,876

3.90%, 6/1/2028	2,870	2,990

		15,862

Diversified Consumer Services — 0.1%

Claremont Mckenna College Series 2019, 3.38%, 1/1/2050	10,000	10,336

Clark University 3.32%, 7/1/2052	7,000	6,616

Pepperdine University Series 2020, 3.30%, 12/1/2059	9,620	9,440

University of Southern California Series A, 3.23%, 10/1/2120	9,370	8,765

		35,157

Diversified Financial Services — 0.4%

CK Hutchison International 16 Ltd. (United Kingdom) 2.75%, 10/3/2026 (b)	6,500	6,609

CK Hutchison International 19 Ltd. (United Kingdom) 3.63%, 4/11/2029 (b)	9,685	10,205

GTP Acquisition Partners I LLC 3.48%, 6/16/2025 (b)	11,667	11,921

Hutchison Whampoa International 12 II Ltd. (United Kingdom) 3.25%, 11/8/2022 (b)	3,907	3,950

LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (b)	30,170	28,717

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Financial Services — continued

Mitsubishi HC Capital, Inc. (Japan)

2.65%, 9/19/2022 (b)	4,255	4,272

3.56%, 2/28/2024 (b)	8,350	8,557

ORIX Corp. (Japan)

2.90%, 7/18/2022	3,775	3,803

3.70%, 7/18/2027	4,000	4,200

Private Export Funding Corp.

Series EE, 2.80%, 5/15/2022	10,700	10,750

Series KK, 3.55%, 1/15/2024	12,505	12,950

Shell International Finance BV (Netherlands) 4.13%, 5/11/2035	9,000	9,790

Siemens Financieringsmaatschappij NV (Germany)

3.13%, 3/16/2024 (b)	3,440	3,519

2.35%, 10/15/2026 (b)	6,000	5,986

4.40%, 5/27/2045 (b)	3,421	3,940

3.30%, 9/15/2046 (b)	3,050	2,993

		132,162

Diversified Telecommunication Services — 0.7%

AT&T, Inc.

1.65%, 2/1/2028	3,535	3,332

2.25%, 2/1/2032	26,520	24,475

3.50%, 6/1/2041	35,836	34,074

3.10%, 2/1/2043	19,310	17,236

3.50%, 9/15/2053	16,997	15,542

3.55%, 9/15/2055	25,312	22,953

3.80%, 12/1/2057	4,454	4,179

Deutsche Telekom AG (Germany) 3.63%, 1/21/2050 (b)	4,657	4,357

Deutsche Telekom International Finance BV (Germany) 4.88%, 3/6/2042 (b)	2,087	2,359

Telefonica Emisiones SA (Spain) 4.67%, 3/6/2038	9,130	9,460

Verizon Communications, Inc.

4.13%, 3/16/2027	6,080	6,458

2.10%, 3/22/2028	7,840	7,572

4.33%, 9/21/2028	11,983	13,048

1.68%, 10/30/2030	2,840	2,551

2.36%, 3/15/2032 (b)	9,530	8,899

4.50%, 8/10/2033	12,088	13,432

4.27%, 1/15/2036	14,663	15,976

2.65%, 11/20/2040	27,316	23,703

3.40%, 3/22/2041	7,000	6,741

2.99%, 10/30/2056	3,311	2,823

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	33

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Telecommunication Services — continued

3.70%, 3/22/2061	6,890	6,567

		245,737

Electric Utilities — 1.7%

AEP Transmission Co. LLC

3.80%, 6/15/2049	3,615	3,661

3.15%, 9/15/2049	2,680	2,459

Alabama Power Co.

6.13%, 5/15/2038	1,904	2,473

6.00%, 3/1/2039	769	987

4.10%, 1/15/2042	923	937

Appalachian Power Co.

Series P, 6.70%, 8/15/2037	3,740	4,807

Series Y, 4.50%, 3/1/2049	3,395	3,658

Arizona Public Service Co. 5.05%, 9/1/2041	3,036	3,387

Ausgrid Finance Pty. Ltd. (Australia) 4.35%, 8/1/2028 (b)	1,500	1,610

Baltimore Gas and Electric Co.

3.50%, 8/15/2046	3,755	3,725

3.20%, 9/15/2049	8,020	7,580

2.90%, 6/15/2050	7,770	7,003

CenterPoint Energy Houston Electric LLC 3.95%, 3/1/2048	1,066	1,126

China Southern Power Grid International Finance BVI Co. Ltd. (China) 3.50%, 5/8/2027 (b)	10,625	11,104

Cleveland Electric Illuminating Co. (The)

3.50%, 4/1/2028 (b)	3,890	3,956

5.95%, 12/15/2036	840	1,041

Commonwealth Edison Co. 3.65%, 6/15/2046	3,615	3,697

DTE Electric Co. 2.65%, 6/15/2022	1,687	1,688

Duke Energy Carolinas LLC 4.25%, 12/15/2041	1,228	1,319

Duke Energy Corp.

2.65%, 9/1/2026	1,382	1,389

3.40%, 6/15/2029	3,657	3,723

3.75%, 9/1/2046	16,415	15,683

Duke Energy Indiana LLC

3.75%, 5/15/2046	4,500	4,541

Series YYY, 3.25%, 10/1/2049	6,895	6,348

Duke Energy Ohio, Inc. 3.70%, 6/15/2046	3,297	3,287

Duke Energy Progress LLC

4.10%, 5/15/2042	1,886	1,973

4.10%, 3/15/2043	1,569	1,645

4.15%, 12/1/2044	2,258	2,384

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

3.70%, 10/15/2046	1,616	1,618

2.90%, 8/15/2051	9,495	8,534

Duke Energy Progress NC Storm Funding LLC Series A-2, 2.39%, 7/1/2037	5,000	4,870

Duquesne Light Holdings, Inc.

3.62%, 8/1/2027 (b)	8,002	8,170

2.78%, 1/7/2032 (b)	6,275	5,907

Edison International

5.75%, 6/15/2027	2,000	2,220

4.13%, 3/15/2028	6,730	6,926

Emera US Finance LP (Canada) 4.75%, 6/15/2046	9,540	10,068

Enel Finance International NV (Italy)

3.50%, 4/6/2028 (b)	4,500	4,640

6.00%, 10/7/2039 (b)	897	1,099

Entergy Arkansas LLC

3.50%, 4/1/2026	2,631	2,734

2.65%, 6/15/2051	8,425	7,001

Entergy Corp. 2.95%, 9/1/2026	2,469	2,497

Entergy Louisiana LLC

2.40%, 10/1/2026	4,979	4,934

3.25%, 4/1/2028	1,551	1,586

3.05%, 6/1/2031	4,606	4,606

4.00%, 3/15/2033	3,430	3,700

Evergy Metro, Inc.

3.15%, 3/15/2023	3,255	3,295

5.30%, 10/1/2041	8,968	10,777

Evergy, Inc. 2.90%, 9/15/2029	14,800	14,677

Exelon Corp.

3.50%, 6/1/2022	5,000	5,016

3.40%, 4/15/2026	1,177	1,214

Fells Point Funding Trust 3.05%, 1/31/2027 (b)	40,720	40,354

FirstEnergy Transmission LLC 4.55%, 4/1/2049 (b)	830	854

Fortis, Inc. (Canada) 3.06%, 10/4/2026	12,384	12,522

Hydro-Quebec (Canada) Series IO, 8.05%, 7/7/2024	2,642	3,016

Indiana Michigan Power Co. Series J, 3.20%, 3/15/2023	8,609	8,713

ITC Holdings Corp.

2.70%, 11/15/2022	900	908

2.95%, 5/14/2030 (b)	6,820	6,719

Jersey Central Power & Light Co.

4.30%, 1/15/2026 (b)	6,154	6,473

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — continued

6.15%, 6/1/2037	1,740	2,191

John Sevier Combined Cycle Generation LLC 4.63%, 1/15/2042	3,566	4,101

Louisville Gas & Electric Co. Series 25, 3.30%, 10/1/2025	2,759	2,839

Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	4,957	4,878

Mid-Atlantic Interstate Transmission LLC 4.10%, 5/15/2028 (b)	12,530	13,305

Nevada Power Co.

Series N, 6.65%, 4/1/2036	700	941

5.38%, 9/15/2040	1,287	1,528

5.45%, 5/15/2041	3,354	4,033

New England Power Co. (United Kingdom) 3.80%, 12/5/2047 (b)	3,024	2,977

NextEra Energy Capital Holdings, Inc. 3.55%, 5/1/2027	2,239	2,325

Niagara Mohawk Power Corp. 3.51%, 10/1/2024 (b)	3,051	3,126

NRG Energy, Inc.

2.00%, 12/2/2025 (b)	11,855	11,490

2.45%, 12/2/2027 (b)	13,055	12,413

Ohio Edison Co. 6.88%, 7/15/2036	780	1,058

Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	2,085	2,055

Oncor Electric Delivery Co. LLC 5.75%, 3/15/2029	1,076	1,259

Pacific Gas and Electric Co.

1.75%, 6/16/2022	35,970	35,938

1.37%, 3/10/2023	18,800	18,603

1.70%, 11/15/2023	4,825	4,740

3.25%, 2/16/2024	26,475	26,649

3.45%, 7/1/2025	8,635	8,718

2.95%, 3/1/2026	5,955	5,878

4.45%, 4/15/2042	3,200	2,991

3.75%, 8/15/2042 (f)	2,882	2,462

4.30%, 3/15/2045	4,900	4,407

4.00%, 12/1/2046	5,000	4,307

PacifiCorp

3.60%, 4/1/2024	2,765	2,855

4.15%, 2/15/2050	2,300	2,428

PECO Energy Co. 2.80%, 6/15/2050	6,430	5,713

Pennsylvania Electric Co. 3.25%, 3/15/2028 (b)	1,570	1,574

Pepco Holdings LLC 7.45%, 8/15/2032	3,507	4,548

Potomac Electric Power Co. 6.50%, 11/15/2037	1,184	1,608

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

PPL Electric Utilities Corp.

2.50%, 9/1/2022	1,543	1,549

3.00%, 10/1/2049	10,000	9,228

Progress Energy, Inc.

3.15%, 4/1/2022	3,380	3,386

7.00%, 10/30/2031	2,600	3,335

Public Service Co. of Colorado 3.55%, 6/15/2046	1,175	1,140

Public Service Co. of Oklahoma

Series G, 6.63%, 11/15/2037	3,901	5,075

Series K, 3.15%, 8/15/2051	12,330	11,155

Public Service Electric and Gas Co.

3.00%, 5/15/2025	6,334	6,467

5.38%, 11/1/2039	1,021	1,252

SCE Recovery Funding LLC

Series A-2, 1.94%, 5/15/2038	9,380	8,624

Series A-3, 2.51%, 11/15/2043	7,950	7,210

Southern California Edison Co.

Series C, 3.50%, 10/1/2023	2,854	2,909

Series B, 3.65%, 3/1/2028	4,300	4,457

6.00%, 1/15/2034	895	1,100

6.05%, 3/15/2039	2,197	2,665

3.90%, 12/1/2041	3,408	3,272

Series C, 4.13%, 3/1/2048	1,800	1,815

Series 20A, 2.95%, 2/1/2051	3,000	2,532

Southwestern Public Service Co. 4.50%, 8/15/2041	2,700	2,995

State Grid Overseas Investment BVI Ltd. (China) 3.75%, 5/2/2023 (b)	2,000	2,043

Toledo Edison Co. (The) 6.15%, 5/15/2037	5,800	7,409

Union Electric Co.

2.95%, 6/15/2027	2,862	2,910

4.00%, 4/1/2048	1,600	1,718

Virginia Electric and Power Co.

3.45%, 2/15/2024	1,280	1,317

Series A, 6.00%, 5/15/2037	2,100	2,704

Xcel Energy, Inc. 4.80%, 9/15/2041	829	912

		605,956

Electrical Equipment — 0.0% (c)

Eaton Corp.

7.63%, 4/1/2024	1,794	1,975

4.00%, 11/2/2032	1,247	1,361

		3,336

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	35

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electronic Equipment, Instruments & Components — 0.0% (c)

Arrow Electronics, Inc.

4.50%, 3/1/2023	1,595	1,629

3.25%, 9/8/2024	3,162	3,218

3.88%, 1/12/2028	3,541	3,685

Corning, Inc. 5.35%, 11/15/2048	6,270	7,841

		16,373

Energy Equipment & Services — 0.1%

Baker Hughes Holdings LLC

4.49%, 5/1/2030	10,000	10,988

5.13%, 9/15/2040	3,910	4,426

Halliburton Co.

3.80%, 11/15/2025	69	72

4.85%, 11/15/2035	3,583	3,947

4.75%, 8/1/2043	2,375	2,505

7.60%, 8/15/2096 (b)	2,242	2,808

Schlumberger Holdings Corp.

3.75%, 5/1/2024 (b)	3,461	3,558

4.00%, 12/21/2025 (b)	48	50

3.90%, 5/17/2028 (b)	7,052	7,338

		35,692

Entertainment — 0.0% (c)

Walt Disney Co. (The)

8.88%, 4/26/2023	942	1,019

9.50%, 7/15/2024	1,525	1,785

7.63%, 11/30/2028	2,690	3,448

		6,252

Equity Real Estate Investment Trusts (REITs) — 1.5%

Alexandria Real Estate Equities, Inc.

3.80%, 4/15/2026	2,199	2,318

1.88%, 2/1/2033	12,120	10,715

4.00%, 2/1/2050	9,430	9,712

American Campus Communities Operating Partnership LP

2.25%, 1/15/2029	6,870	6,464

2.85%, 2/1/2030	15,779	15,456

American Tower Corp.

5.00%, 2/15/2024	4,305	4,529

3.38%, 10/15/2026	4,378	4,490

1.50%, 1/31/2028	10,510	9,606

2.10%, 6/15/2030	8,940	8,095

1.88%, 10/15/2030	19,410	17,185

Boston Properties LP

3.13%, 9/1/2023	3,155	3,204

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

3.20%, 1/15/2025	4,331	4,426

3.65%, 2/1/2026	3,157	3,269

Brixmor Operating Partnership LP

3.65%, 6/15/2024	2,740	2,821

3.85%, 2/1/2025	6,613	6,863

2.50%, 8/16/2031	6,530	6,036

Corporate Office Properties LP 2.00%, 1/15/2029	3,440	3,185

Crown Castle International Corp. 4.00%, 3/1/2027	2,066	2,154

Digital Realty Trust LP 3.70%, 8/15/2027	2,507	2,622

Duke Realty LP 3.25%, 6/30/2026	1,814	1,866

Equinix, Inc. 2.90%, 11/18/2026	20,442	20,627

Essex Portfolio LP 1.65%, 1/15/2031	8,950	7,930

GAIF Bond Issuer Pty. Ltd. (Australia) 3.40%, 9/30/2026 (b)	7,843	8,105

Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (b)	5,157	5,393

Healthcare Trust of America Holdings LP

3.10%, 2/15/2030	9,814	9,723

2.00%, 3/15/2031	8,000	7,252

Healthpeak Properties, Inc. 3.40%, 2/1/2025	162	167

Life Storage LP 2.40%, 10/15/2031	15,650	14,553

LifeStorage LP 3.50%, 7/1/2026	8,937	9,291

Mid-America Apartments LP

4.00%, 11/15/2025	8,830	9,272

1.70%, 2/15/2031	5,500	4,972

National Retail Properties, Inc.

4.00%, 11/15/2025	5,043	5,334

3.60%, 12/15/2026	5,527	5,740

Office Properties Income Trust

4.00%, 7/15/2022	7,083	7,136

4.25%, 5/15/2024	11,000	11,242

2.40%, 2/1/2027	15,955	14,769

3.45%, 10/15/2031	9,000	8,238

Physicians Realty LP

4.30%, 3/15/2027	4,500	4,827

3.95%, 1/15/2028	2,100	2,205

2.63%, 11/1/2031	6,195	5,809

Prologis LP 2.25%, 4/15/2030	3,830	3,669

Public Storage

1.50%, 11/9/2026	4,237	4,107

1.95%, 11/9/2028	11,113	10,615

2.25%, 11/9/2031	9,333	8,924

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — continued

Realty Income Corp.

3.88%, 4/15/2025	6,245	6,519

4.88%, 6/1/2026	4,230	4,596

3.00%, 1/15/2027	2,243	2,282

3.25%, 1/15/2031	4,000	4,056

1.80%, 3/15/2033	2,865	2,504

Regency Centers LP

4.13%, 3/15/2028	1,755	1,869

2.95%, 9/15/2029	10,600	10,498

Sabra Health Care LP 3.20%, 12/1/2031	9,610	8,938

Safehold Operating Partnership LP

2.80%, 6/15/2031	12,000	11,206

2.85%, 1/15/2032	2,972	2,746

Scentre Group Trust 1 (Australia)

3.50%, 2/12/2025 (b)	9,910	10,189

3.25%, 10/28/2025 (b)	5,595	5,733

Scentre Group Trust 2 (Australia)

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.38%), 4.75%, 9/24/2080 (b) (d)	17,060	17,025

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.69%), 5.12%, 9/24/2080 (b) (d)	10,425	10,347

Simon Property Group LP 3.25%, 9/13/2049	12,865	11,821

SITE Centers Corp. 4.70%, 6/1/2027	4,651	4,992

UDR, Inc.

2.95%, 9/1/2026	3,831	3,887

3.50%, 1/15/2028	1,354	1,398

3.00%, 8/15/2031	4,750	4,679

2.10%, 8/1/2032	5,520	4,966

3.10%, 11/1/2034	6,440	6,221

Ventas Realty LP

3.75%, 5/1/2024	4,032	4,150

3.50%, 2/1/2025	1,929	1,987

4.13%, 1/15/2026	770	816

3.25%, 10/15/2026	7,254	7,423

3.85%, 4/1/2027	4,308	4,538

Vornado Realty LP 3.50%, 1/15/2025	4,810	4,941

Welltower, Inc.

2.70%, 2/15/2027	5,199	5,249

3.10%, 1/15/2030	2,920	2,919

6.50%, 3/15/2041	5,460	7,350

4.95%, 9/1/2048	5,000	5,933

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

WP Carey, Inc.

4.00%, 2/1/2025	5,300	5,533

4.25%, 10/1/2026	4,970	5,298

2.45%, 2/1/2032	10,980	10,196

2.25%, 4/1/2033	12,000	10,748

		528,469

Food & Staples Retailing — 0.2%

7-Eleven, Inc.

1.30%, 2/10/2028 (b)	9,074	8,269

2.50%, 2/10/2041 (b)	9,243	7,732

Alimentation Couche-Tard, Inc. (Canada)

2.95%, 1/25/2030 (b)	7,435	7,313

3.44%, 5/13/2041 (b)	10,460	9,767

3.63%, 5/13/2051 (b)	10,500	9,769

CVS Pass-Through Trust

7.51%, 1/10/2032 (b)	4,653	5,628

5.93%, 1/10/2034 (b)	4,500	5,218

Series 2013, 4.70%, 1/10/2036 (b)	8,841	9,666

Series 2014, 4.16%, 8/11/2036 (b)	1,159	1,230

Kroger Co. (The)

5.40%, 7/15/2040	829	1,000

5.00%, 4/15/2042	9,000	10,493

3.88%, 10/15/2046	11,000	11,072

		87,157

Food Products — 0.1%

Bunge Ltd. Finance Corp.

1.63%, 8/17/2025	7,880	7,650

2.75%, 5/14/2031	22,130	21,063

Campbell Soup Co. 3.13%, 4/24/2050	4,828	4,183

Cargill, Inc. 3.25%, 3/1/2023 (b)	1,990	2,027

Conagra Brands, Inc. 5.30%, 11/1/2038	3,420	3,924

Mead Johnson Nutrition Co. (United Kingdom)

4.13%, 11/15/2025	993	1,046

4.60%, 6/1/2044	955	1,144

Tyson Foods, Inc.

4.88%, 8/15/2034	5,000	5,655

5.15%, 8/15/2044	3,000	3,553

		50,245

Gas Utilities — 0.2%

Atmos Energy Corp.

0.63%, 3/9/2023	4,545	4,494

4.15%, 1/15/2043	7,215	7,627

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	37

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Gas Utilities — continued

4.13%, 10/15/2044	1,750	1,822

4.13%, 3/15/2049	6,000	6,506

Boston Gas Co. 4.49%, 2/15/2042 (b)	2,201	2,307

Brooklyn Union Gas Co. (The)

3.87%, 3/4/2029 (b)	5,620	5,821

4.27%, 3/15/2048 (b)	6,500	6,530

KeySpan Gas East Corp. 2.74%, 8/15/2026 (b)	4,242	4,234

Piedmont Natural Gas Co., Inc. 3.50%, 6/1/2029	1,700	1,752

Southern California Gas Co. Series XX, 2.55%, 2/1/2030	7,148	6,956

Southern Natural Gas Co. LLC

8.00%, 3/1/2032	2,103	2,788

4.80%, 3/15/2047 (b)	2,649	2,877

Southwest Gas Corp. 3.80%, 9/29/2046	3,595	3,591

		57,305

Health Care Equipment & Supplies — 0.1%

Becton Dickinson and Co. 3.79%, 5/20/2050	4,695	4,699

Boston Scientific Corp.

4.00%, 3/1/2029	8,505	9,025

4.55%, 3/1/2039	10,225	11,283

DH Europe Finance II SARL 3.25%, 11/15/2039	7,065	6,895

Zimmer Biomet Holdings, Inc. 2.60%, 11/24/2031	20,177	19,046

		50,948

Health Care Providers & Services — 1.1%

Advocate Health & Hospitals Corp. Series 2020, 2.21%, 6/15/2030	9,700	9,302

Aetna, Inc.

6.75%, 12/15/2037	2,959	4,001

4.50%, 5/15/2042	1,777	1,914

Anthem, Inc.

3.13%, 5/15/2022	4,004	4,022

3.30%, 1/15/2023	2,354	2,390

4.10%, 3/1/2028	5,485	5,869

4.63%, 5/15/2042	3,477	3,881

4.65%, 1/15/2043	3,394	3,806

4.65%, 8/15/2044	4,149	4,646

Banner Health 1.90%, 1/1/2031	13,950	12,974

BayCare Health System, Inc. Series 2020, 3.83%, 11/15/2050	9,475	10,297

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued

Beth Israel Lahey Health, Inc. Series L, 3.08%, 7/1/2051	4,180	3,744

Children’s Hospital Series 2020, 2.93%, 7/15/2050	11,530	10,053

Cigna Corp. 4.80%, 7/15/2046	1,904	2,125

CommonSpirit Health

1.55%, 10/1/2025	6,210	5,993

2.78%, 10/1/2030	6,205	6,055

4.19%, 10/1/2049	5,540	5,812

3.91%, 10/1/2050	6,600	6,685

Cottage Health Obligated Group Series 2020, 3.30%, 11/1/2049	10,450	10,300

CVS Health Corp.

4.30%, 3/25/2028	2,122	2,291

4.88%, 7/20/2035	3,500	4,028

5.05%, 3/25/2048	23,852	27,851

Hackensack Meridian Health, Inc. Series 2020, 2.88%, 9/1/2050	11,100	9,952

Hartford HealthCare Corp. 3.45%, 7/1/2054	23,430	23,042

HCA, Inc.

5.25%, 6/15/2026	27,070	29,311

5.13%, 6/15/2039	4,805	5,355

5.50%, 6/15/2047	9,870	11,547

3.50%, 7/15/2051	14,460	12,856

Mayo Clinic Series 2016, 4.13%, 11/15/2052	2,975	3,429

MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	7,365	7,266

Memorial Health Services 3.45%, 11/1/2049	25,595	25,340

Memorial Sloan-Kettering Cancer Center Series 2015, 4.20%, 7/1/2055	3,335	3,914

MidMichigan Health Series 2020, 3.41%, 6/1/2050	5,410	5,263

Mount Sinai Hospitals Group, Inc. Series 2017, 3.98%, 7/1/2048	2,747	2,908

MultiCare Health System 2.80%, 8/15/2050	7,935	7,064

NYU Langone Hospitals Series 2020, 3.38%, 7/1/2055	9,170	8,600

Providence St. Joseph Health Obligated Group Series H, 2.75%, 10/1/2026	2,942	3,005

Quest Diagnostics, Inc.

3.45%, 6/1/2026	1,684	1,744

2.80%, 6/30/2031	7,025	6,816

Texas Health Resources

2.33%, 11/15/2050	6,717	5,552

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Health Care Providers & Services — continued

4.33%, 11/15/2055	4,275	5,138

Trinity Health Corp. Series 2019, 3.43%, 12/1/2048	20,450	20,710

UnitedHealth Group, Inc.

4.63%, 7/15/2035	6,229	7,178

3.50%, 8/15/2039	8,210	8,389

2.75%, 5/15/2040	4,800	4,435

3.25%, 5/15/2051	9,695	9,414

Universal Health Services, Inc.

2.65%, 10/15/2030 (b)	12,470	11,777

2.65%, 1/15/2032 (b)	5,055	4,705

		392,749

Hotels, Restaurants & Leisure — 0.0% (c)

Booking Holdings, Inc. 2.75%, 3/15/2023	1,923	1,945

McDonald’s Corp.

4.70%, 12/9/2035	6,540	7,406

4.45%, 3/1/2047	3,210	3,519

		12,870

Household Durables — 0.1%

Lennar Corp. 4.50%, 4/30/2024	6,800	7,073

MDC Holdings, Inc.

3.85%, 1/15/2030	10,000	10,074

2.50%, 1/15/2031	5,105	4,634

3.97%, 8/6/2061	7,995	6,544

		28,325

Household Products — 0.0% (c)

Reckitt Benckiser Treasury Services plc (United Kingdom) 2.38%, 6/24/2022 (b)	9,000	9,024

Independent Power and Renewable Electricity Producers — 0.2%

Alexander Funding Trust 1.84%, 11/15/2023 (b)	19,220	19,077

Constellation Energy Generation LLC

3.40%, 3/15/2022	7,048	7,053

3.25%, 6/1/2025	11,035	11,267

6.25%, 10/1/2039	11,985	13,968

5.75%, 10/1/2041	1,665	1,850

Southern Power Co. 5.15%, 9/15/2041	7,079	7,969

Tri-State Generation and Transmission Association, Inc. 4.25%, 6/1/2046	3,222	3,338

		64,522

Industrial Conglomerates — 0.2%

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	28,574	32,123

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Conglomerates — continued

Roper Technologies, Inc.

1.40%, 9/15/2027	14,890	13,889

2.00%, 6/30/2030	9,380	8,541

		54,553

Insurance — 1.0%

AIA Group Ltd. (Hong Kong)

3.90%, 4/6/2028 (b)	7,190	7,704

3.60%, 4/9/2029 (b)	5,835	6,142

3.20%, 9/16/2040 (b)	7,535	7,054

AIG SunAmerica Global Financing X 6.90%, 3/15/2032 (b)	8,295	10,923

American Financial Group, Inc. 3.50%, 8/15/2026	8,175	8,517

American International Group, Inc.

3.88%, 1/15/2035	3,407	3,570

4.70%, 7/10/2035	7,065	7,964

4.38%, 1/15/2055	6,799	7,347

Assurant, Inc. 4.20%, 9/27/2023	8,065	8,329

Athene Global Funding

0.95%, 1/8/2024 (b)	12,303	12,024

2.75%, 6/25/2024 (b)	19,000	19,140

2.50%, 1/14/2025 (b)	3,477	3,471

1.45%, 1/8/2026 (b)	13,850	13,227

2.95%, 11/12/2026 (b)	42,215	42,333

Berkshire Hathaway Finance Corp.

4.40%, 5/15/2042	13,241	14,887

4.30%, 5/15/2043	2,795	3,104

4.25%, 1/15/2049	8,780	9,790

CNA Financial Corp. 3.95%, 5/15/2024	2,633	2,716

CNO Global Funding 1.75%, 10/7/2026 (b)	11,240	10,724

Dai-ichi Life Insurance Co. Ltd. (The) (Japan) (ICE LIBOR USD 3 Month + 3.66%), 4.00%, 7/24/2026 (b) (d) (g) (h)	9,929	10,028

F&G Global Funding 1.75%, 6/30/2026 (b)	12,780	12,305

Guardian Life Insurance Co. of America (The)

3.70%, 1/22/2070 (b)	6,450	6,102

4.85%, 1/24/2077 (b)	1,663	1,921

Hartford Financial Services Group, Inc. (The) 4.30%, 4/15/2043	7,410	7,863

Intact US Holdings, Inc. 4.60%, 11/9/2022	8,660	8,798

John Hancock Life Insurance Co. 7.38%, 2/15/2024 (b)	1,000	1,096

Liberty Mutual Group, Inc.

4.57%, 2/1/2029 (b)	3,049	3,389

3.95%, 10/15/2050 (b)	6,000	5,957

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	39

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Insurance — continued

Liberty Mutual Insurance Co. 8.50%, 5/15/2025 (b)	1,350	1,582

Lincoln National Corp. 4.00%, 9/1/2023	2,753	2,842

MetLife, Inc. 4.13%, 8/13/2042	2,027	2,163

New York Life Global Funding 3.00%, 1/10/2028 (b)	4,854	4,976

New York Life Insurance Co.

3.75%, 5/15/2050 (b)	9,600	9,863

4.45%, 5/15/2069 (b)	11,250	12,528

Northwestern Mutual Global Funding 1.70%, 6/1/2028 (b)	12,520	11,974

Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (b) (d)	3,766	3,767

Principal Financial Group, Inc. 3.13%, 5/15/2023	794	807

Prudential Financial, Inc. 3.91%, 12/7/2047	9,236	9,618

Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (b)	10,349	12,049

Reliance Standard Life Global Funding II 3.85%, 9/19/2023 (b)	2,595	2,664

Swiss Re Finance Luxembourg SA (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 5.00%, 4/2/2049 (b) (d)	7,600	8,047

Teachers Insurance & Annuity Association of America

4.90%, 9/15/2044 (b)	3,653	4,262

4.27%, 5/15/2047 (b)	5,480	5,924

		349,491

Internet & Direct Marketing Retail — 0.0% (c)

Amazon.com, Inc.

3.88%, 8/22/2037	9,440	10,337

3.25%, 5/12/2061	7,000	6,662

		16,999

IT Services — 0.1%

CGI, Inc. (Canada)

1.45%, 9/14/2026 (b)	14,101	13,413

2.30%, 9/14/2031 (b)	10,000	9,226

Fiserv, Inc.

3.20%, 7/1/2026	6,035	6,166

4.40%, 7/1/2049	5,835	6,220

Global Payments, Inc. 2.90%, 11/15/2031	9,690	9,239

		44,264

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Life Sciences Tools & Services — 0.0% (c)

Thermo Fisher Scientific, Inc. 2.80%, 10/15/2041	6,745	6,210

Machinery — 0.1%

nVent Finance SARL (United Kingdom)

4.55%, 4/15/2028	6,750	7,248

Parker-Hannifin Corp.

4.45%, 11/21/2044	3,759	4,152

4.10%, 3/1/2047	2,527	2,668

Xylem, Inc.

3.25%, 11/1/2026	1,420	1,465

2.25%, 1/30/2031	7,315	6,883

		22,416

Media — 0.7%

Charter Communications Operating LLC

3.75%, 2/15/2028	5,166	5,266

2.25%, 1/15/2029	14,904	13,764

6.38%, 10/23/2035	4,374	5,228

5.38%, 4/1/2038	4,923	5,149

3.50%, 6/1/2041	12,020	10,386

3.50%, 3/1/2042	7,800	6,724

4.80%, 3/1/2050	13,160	12,869

3.70%, 4/1/2051	19,270	16,168

3.90%, 6/1/2052	9,380	8,158

Comcast Cable Holdings LLC 10.13%, 4/15/2022	1,614	1,616

Comcast Corp.

3.38%, 8/15/2025	2,773	2,859

3.95%, 10/15/2025	3,000	3,164

3.55%, 5/1/2028	6,115	6,358

4.25%, 1/15/2033	16,564	18,060

4.20%, 8/15/2034	3,361	3,674

3.25%, 11/1/2039	19,265	18,252

3.75%, 4/1/2040	8,535	8,618

4.00%, 11/1/2049	5,553	5,647

2.89%, 11/1/2051 (b)	14,886	12,913

4.05%, 11/1/2052	1,350	1,416

2.94%, 11/1/2056 (b)	6,172	5,195

2.65%, 8/15/2062	6,885	5,347

2.99%, 11/1/2063 (b)	3,379	2,813

Cox Communications, Inc.

3.35%, 9/15/2026 (b)	3,046	3,131

2.95%, 10/1/2050 (b)	8,375	6,900

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Media — continued

Discovery Communications LLC

3.63%, 5/15/2030	1,950	1,961

5.20%, 9/20/2047	11,160	11,928

4.00%, 9/15/2055	6,989	6,351

Grupo Televisa SAB (Mexico)

4.63%, 1/30/2026	1,494	1,576

6.13%, 1/31/2046	1,332	1,657

Paramount Global

3.70%, 8/15/2024	2,480	2,576

4.00%, 1/15/2026	4,293	4,426

2.90%, 1/15/2027	2,792	2,757

4.38%, 3/15/2043	6,243	6,230

4.90%, 8/15/2044	2,004	2,104

Sky Ltd. (United Kingdom) 3.75%, 9/16/2024 (b)	1,654	1,718

TCI Communications, Inc. 7.13%, 2/15/2028	1,199	1,474

Time Warner Cable LLC

6.55%, 5/1/2037	2,327	2,797

7.30%, 7/1/2038	2,197	2,750

6.75%, 6/15/2039	1,794	2,178

5.88%, 11/15/2040	7,325	8,195

5.50%, 9/1/2041	6,940	7,398

Time Warner Entertainment Co. LP 8.38%, 7/15/2033	3,041	4,149

		261,900

Metals & Mining — 0.3%

Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (b)	3,283	3,373

Barrick Gold Corp. (Canada) 6.45%, 10/15/2035	1,767	2,287

Glencore Funding LLC (Australia)

4.13%, 5/30/2023 (b)	4,240	4,346

4.63%, 4/29/2024 (b)	1,967	2,056

2.50%, 9/1/2030 (b)	16,105	14,818

2.63%, 9/23/2031 (b)	5,587	5,133

Newcrest Finance Pty. Ltd. (Australia) 3.25%, 5/13/2030 (b)	5,845	5,847

Nucor Corp. 2.98%, 12/15/2055	4,465	3,842

Steel Dynamics, Inc.

2.80%, 12/15/2024	9,805	9,951

3.25%, 10/15/2050	3,519	3,125

Teck Resources Ltd. (Canada) 3.90%, 7/15/2030	9,680	9,917

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Metals & Mining — continued

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	37,542	36,867

		101,562

Multiline Retail — 0.1%

Dollar General Corp. 4.13%, 5/1/2028	5,750	6,171

Kohl’s Corp. 3.38%, 5/1/2031	17,550	17,273

Nordstrom, Inc. 4.38%, 4/1/2030	7,263	6,669

		30,113

Multi-Utilities — 0.4%

CMS Energy Corp.

3.88%, 3/1/2024	4,360	4,480

3.00%, 5/15/2026	3,458	3,499

2.95%, 2/15/2027	2,426	2,428

3.45%, 8/15/2027	1,250	1,296

Consolidated Edison Co. of New York, Inc.

5.70%, 6/15/2040	2,760	3,368

Series 2017, 3.88%, 6/15/2047	3,355	3,349

4.50%, 5/15/2058	1,724	1,866

Consumers Energy Co. 3.25%, 8/15/2046	2,150	2,062

Delmarva Power & Light Co. 4.00%, 6/1/2042	1,478	1,486

Dominion Energy, Inc.

Series D, 2.85%, 8/15/2026	1,927	1,960

Series F, 5.25%, 8/1/2033	5,067	5,857

7.00%, 6/15/2038	1,076	1,435

Series C, 4.90%, 8/1/2041	1,840	2,063

New York State Electric & Gas Corp. 3.25%, 12/1/2026 (b)	2,326	2,395

NiSource, Inc.

2.95%, 9/1/2029	7,940	7,828

5.80%, 2/1/2042	6,726	8,039

PG&E Energy Recovery Funding LLC Series A-2, 2.28%, 1/15/2036	9,710	9,319

Public Service Enterprise Group, Inc. 1.60%, 8/15/2030	15,540	13,809

Puget Energy, Inc. 2.38%, 6/15/2028	6,522	6,200

San Diego Gas & Electric Co.

6.00%, 6/1/2026	1,852	2,097

Series FFF, 6.13%, 9/15/2037	973	1,221

3.95%, 11/15/2041	2,690	2,733

2.95%, 8/15/2051	17,150	15,362

Southern Co. Gas Capital Corp.

2.45%, 10/1/2023	1,889	1,905

3.25%, 6/15/2026	1,690	1,737

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	41

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Multi-Utilities — continued

5.88%, 3/15/2041	10,518	13,134

4.40%, 6/1/2043	1,392	1,441

3.95%, 10/1/2046	2,136	2,127

WEC Energy Group, Inc. 3.55%, 6/15/2025	1,651	1,705

		126,201

Oil, Gas & Consumable Fuels — 2.5%

APT Pipelines Ltd. (Australia)

4.20%, 3/23/2025 (b)	2,000	2,081

4.25%, 7/15/2027 (b)	7,325	7,804

BG Energy Capital plc (United Kingdom) 5.13%, 10/15/2041 (b)	5,781	6,920

Boardwalk Pipelines LP 4.45%, 7/15/2027	3,425	3,608

BP Capital Markets America, Inc.

3.41%, 2/11/2026	8,485	8,792

3.02%, 1/16/2027	10,588	10,786

2.94%, 6/4/2051	25,080	21,096

BP Capital Markets plc (United Kingdom)

3.51%, 3/17/2025	4,509	4,674

3.28%, 9/19/2027	6,422	6,603

Buckeye Partners LP

5.85%, 11/15/2043	11,805	10,284

5.60%, 10/15/2044	6,000	5,108

Cheniere Corpus Christi Holdings LLC

5.88%, 3/31/2025	3,650	3,942

5.13%, 6/30/2027	7,481	8,158

3.70%, 11/15/2029	14,530	14,802

2.74%, 12/31/2039 (b)	10,205	9,321

Chevron USA, Inc. 8.00%, 4/1/2027	1,300	1,645

ConocoPhillips 3.75%, 10/1/2027 (b)	5,000	5,338

Devon Energy Corp. 5.60%, 7/15/2041	6,575	7,687

Diamondback Energy, Inc.

4.75%, 5/31/2025	27,227	28,978

3.25%, 12/1/2026	7,894	8,062

Eastern Gas Transmission & Storage, Inc. 3.90%, 11/15/2049 (b)	4,476	4,375

Ecopetrol SA (Colombia)

5.88%, 9/18/2023	2,575	2,675

4.13%, 1/16/2025	3,333	3,323

5.38%, 6/26/2026	5,409	5,527

Energy Transfer LP

2.90%, 5/15/2025	12,186	12,241

4.75%, 1/15/2026	6,380	6,775

3.90%, 7/15/2026	9,761	10,110

4.40%, 3/15/2027	2,695	2,827

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

5.50%, 6/1/2027	2,916	3,214

4.95%, 5/15/2028	7,315	7,828

4.15%, 9/15/2029	14,071	14,525

7.50%, 7/1/2038	2,695	3,408

6.05%, 6/1/2041	4,475	5,023

6.10%, 2/15/2042	7,220	8,040

5.95%, 10/1/2043	3,950	4,367

5.30%, 4/1/2044	1,840	1,899

5.00%, 5/15/2044 (f)	8,600	8,573

6.25%, 4/15/2049	5,655	6,530

Eni SpA (Italy)

Series X-R, 4.00%, 9/12/2023 (b)	3,145	3,236

5.70%, 10/1/2040 (b)	4,843	5,747

Eni USA, Inc. (Italy) 7.30%, 11/15/2027	4,040	4,902

Enterprise Products Operating LLC

3.90%, 2/15/2024	2,687	2,780

3.70%, 2/15/2026	3,040	3,175

3.95%, 2/15/2027	2,705	2,851

Series J, 5.75%, 3/1/2035	2,509	2,939

7.55%, 4/15/2038	455	617

5.95%, 2/1/2041	1,259	1,534

4.45%, 2/15/2043	455	470

5.10%, 2/15/2045	1,758	1,966

4.95%, 10/15/2054	1,189	1,318

EQM Midstream Partners LP 5.50%, 7/15/2028	7,500	7,363

EQT Corp. 3.90%, 10/1/2027	4,517	4,565

Equinor ASA (Norway)

3.25%, 11/10/2024	3,461	3,562

2.88%, 4/6/2025	5,765	5,870

Exxon Mobil Corp.

3.00%, 8/16/2039	14,245	13,665

4.11%, 3/1/2046	2,726	2,975

3.10%, 8/16/2049	17,965	16,767

Flex Intermediate Holdco LLC

3.36%, 6/30/2031 (b)	13,075	12,502

4.32%, 12/30/2039 (b)	9,235	8,680

Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (b)	16,650	15,235

Gray Oak Pipeline LLC

2.00%, 9/15/2023 (b)	9,310	9,289

2.60%, 10/15/2025 (b)	34,443	34,058

3.45%, 10/15/2027 (b)	12,470	12,563

Hess Corp. 6.00%, 1/15/2040	9,098	10,747

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

HollyFrontier Corp.

2.63%, 10/1/2023	21,813	21,907

5.88%, 4/1/2026	22,175	24,035

Kinder Morgan, Inc. 5.05%, 2/15/2046	6,000	6,489

Lundin Energy Finance BV (Netherlands)

2.00%, 7/15/2026 (b)	18,019	17,400

3.10%, 7/15/2031 (b)	18,324	17,484

Magellan Midstream Partners LP 3.20%, 3/15/2025	2,338	2,360

Marathon Petroleum Corp.

4.70%, 5/1/2025	13,546	14,387

6.50%, 3/1/2041	8,270	10,456

MPLX LP

4.50%, 7/15/2023	8,800	9,034

4.80%, 2/15/2029	6,825	7,478

NGPL PipeCo LLC

4.88%, 8/15/2027 (b)	8,486	9,162

3.25%, 7/15/2031 (b)	8,283	7,944

NOVA Gas Transmission Ltd. (Canada) 7.88%, 4/1/2023	5,000	5,304

ONEOK Partners LP

3.38%, 10/1/2022	1,164	1,172

5.00%, 9/15/2023	2,576	2,677

6.65%, 10/1/2036	1,825	2,207

ONEOK, Inc. 5.85%, 1/15/2026	4,700	5,249

Phillips 66 4.88%, 11/15/2044	665	756

Phillips 66 Partners LP

3.55%, 10/1/2026	1,453	1,495

3.15%, 12/15/2029	8,545	8,438

4.90%, 10/1/2046	3,078	3,403

Pioneer Natural Resources Co. 1.90%, 8/15/2030	18,050	16,395

Plains All American Pipeline LP

4.65%, 10/15/2025	3,925	4,156

5.15%, 6/1/2042	18,910	18,690

4.70%, 6/15/2044	9,300	8,860

Sabine Pass Liquefaction LLC

5.63%, 3/1/2025	3,765	4,063

5.00%, 3/15/2027	9,360	10,155

4.50%, 5/15/2030	5,000	5,394

Saudi Arabian Oil Co. (Saudi Arabia)

1.25%, 11/24/2023 (b)	1,320	1,304

1.63%, 11/24/2025 (b)	4,660	4,496

Spectra Energy Partners LP 4.50%, 3/15/2045	1,975	2,071

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Suncor Energy, Inc. (Canada)

5.95%, 12/1/2034	11,584	13,843

6.80%, 5/15/2038	3,677	4,812

Texas Eastern Transmission LP

2.80%, 10/15/2022 (b)	6,209	6,246

3.50%, 1/15/2028 (b)	908	929

TotalEnergies Capital International SA (France)

2.99%, 6/29/2041	16,000	14,658

3.46%, 7/12/2049	12,800	12,425

3.13%, 5/29/2050	20,230	18,694

TransCanada PipeLines Ltd. (Canada)

6.20%, 10/15/2037	6,345	7,963

4.75%, 5/15/2038	7,750	8,503

Valero Energy Corp.

2.15%, 9/15/2027	14,850	14,419

7.50%, 4/15/2032	1,081	1,423

Williams Cos., Inc. (The) 2.60%, 3/15/2031	9,675	9,138

		843,799

Pharmaceuticals — 0.5%

AstraZeneca plc (United Kingdom)

6.45%, 9/15/2037	4,250	5,768

4.00%, 9/18/2042	4,270	4,642

Bristol-Myers Squibb Co.

3.90%, 2/20/2028	10,610	11,419

3.40%, 7/26/2029	13,631	14,349

4.13%, 6/15/2039	7,096	7,777

5.00%, 8/15/2045	5,231	6,403

4.55%, 2/20/2048	6,500	7,540

Merck & Co., Inc. 2.75%, 12/10/2051	7,065	6,297

Mylan, Inc.

3.13%, 1/15/2023 (b)	3,886	3,925

5.40%, 11/29/2043	5,800	6,225

Royalty Pharma plc

0.75%, 9/2/2023	9,830	9,645

1.20%, 9/2/2025	3,601	3,420

Shire Acquisitions Investments Ireland DAC

2.88%, 9/23/2023	4,909	4,972

3.20%, 9/23/2026	26,941	27,653

Takeda Pharmaceutical Co. Ltd. (Japan)

5.00%, 11/26/2028	8,565	9,655

2.05%, 3/31/2030	1,200	1,113

3.03%, 7/9/2040	25,815	23,308

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	43

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Pharmaceuticals — continued

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	4,153	4,288

Viatris, Inc.

3.85%, 6/22/2040	8,499	7,967

4.00%, 6/22/2050	1,732	1,536

Wyeth LLC 6.45%, 2/1/2024	708	769

Zoetis, Inc. 2.00%, 5/15/2030	12,880	11,957

		180,628

Real Estate Management & Development — 0.0% (c)

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada)

3.13%, 3/20/2022 (b)	6,257	6,261

3.88%, 3/20/2027 (b)	6,562	6,948

		13,209

Road & Rail — 0.3%

Burlington Northern Santa Fe LLC

3.75%, 4/1/2024	2,365	2,444

7.29%, 6/1/2036	1,166	1,662

5.75%, 5/1/2040	3,244	4,164

5.40%, 6/1/2041	9,266	11,582

4.40%, 3/15/2042	2,010	2,253

4.38%, 9/1/2042	4,018	4,500

5.15%, 9/1/2043	3,380	4,182

4.70%, 9/1/2045	3,150	3,699

3.55%, 2/15/2050	5,584	5,604

CSX Corp.

5.50%, 4/15/2041	3,498	4,319

4.75%, 5/30/2042	1,516	1,735

4.75%, 11/15/2048	8,165	9,521

3.35%, 9/15/2049	2,710	2,600

ERAC USA Finance LLC

7.00%, 10/15/2037 (b)	425	597

5.63%, 3/15/2042 (b)	3,104	3,823

JB Hunt Transport Services, Inc. 3.88%, 3/1/2026	8,420	8,861

Kansas City Southern 4.70%, 5/1/2048	2,500	2,854

Norfolk Southern Corp.

5.59%, 5/17/2025	51	56

3.95%, 10/1/2042	2,888	3,015

4.05%, 8/15/2052	5,192	5,509

Penske Truck Leasing Co. LP

4.13%, 8/1/2023 (b)	5,795	5,960

3.95%, 3/10/2025 (b)	3,095	3,216

4.20%, 4/1/2027 (b)	2,525	2,698

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Road & Rail — continued

Triton Container International Ltd. (Bermuda)

1.15%, 6/7/2024 (b)	3,000	2,919

3.25%, 3/15/2032	12,450	11,981

Union Pacific Corp.

3.95%, 8/15/2059	6,000	6,281

4.10%, 9/15/2067	1,962	2,102

		118,137

Semiconductors & Semiconductor Equipment — 0.6%

Analog Devices, Inc. 2.95%, 10/1/2051	6,000	5,481

Broadcom, Inc.

4.11%, 9/15/2028	11,842	12,442

4.15%, 11/15/2030	7,114	7,465

2.45%, 2/15/2031 (b)	31,809	29,384

3.14%, 11/15/2035 (b)	40,051	37,095

3.19%, 11/15/2036 (b)	5,766	5,355

KLA Corp. 3.30%, 3/1/2050	7,000	6,612

Marvell Technology, Inc. 2.95%, 4/15/2031	7,790	7,503

Microchip Technology, Inc.

0.97%, 2/15/2024	17,350	16,908

0.98%, 9/1/2024 (b)	24,500	23,574

NXP BV (China)

2.50%, 5/11/2031 (b)	23,775	22,114

3.25%, 5/11/2041 (b)	24,465	22,373

Xilinx, Inc. 2.38%, 6/1/2030	15,185	14,602

		210,908

Software — 0.3%

Citrix Systems, Inc. 1.25%, 3/1/2026	4,858	4,790

Microsoft Corp.

3.50%, 2/12/2035	3,459	3,725

2.92%, 3/17/2052	3,816	3,644

3.04%, 3/17/2062	1,820	1,737

Oracle Corp.

2.40%, 9/15/2023	7,023	7,074

2.95%, 5/15/2025	14,625	14,734

2.30%, 3/25/2028	31,995	30,484

4.30%, 7/8/2034	969	1,001

3.90%, 5/15/2035	1,952	1,913

3.85%, 7/15/2036	9,478	9,109

3.60%, 4/1/2040	10,434	9,451

3.65%, 3/25/2041	19,515	17,687

4.00%, 7/15/2046	8,872	8,154

VMware, Inc. 4.65%, 5/15/2027	8,800	9,529

		123,032

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Specialty Retail — 0.1%

AutoZone, Inc. 1.65%, 1/15/2031	12,180	10,800

Lowe’s Cos., Inc.

1.70%, 10/15/2030	2,600	2,339

2.63%, 4/1/2031	4,000	3,865

3.00%, 10/15/2050	7,130	6,197

O’Reilly Automotive, Inc. 3.60%, 9/1/2027	4,715	4,927

		28,128

Technology Hardware, Storage & Peripherals — 0.3%

Apple, Inc.

3.25%, 2/23/2026	798	833

2.45%, 8/4/2026	5,261	5,341

3.45%, 2/9/2045	14,187	14,509

3.85%, 8/4/2046	3,512	3,744

3.75%, 9/12/2047	13,570	14,458

3.75%, 11/13/2047	1,600	1,709

2.70%, 8/5/2051	16,470	14,756

Dell International LLC

5.45%, 6/15/2023	2,016	2,098

6.02%, 6/15/2026	25,413	28,358

4.90%, 10/1/2026	8,190	8,871

5.30%, 10/1/2029	6,000	6,691

3.45%, 12/15/2051 (b)	668	566

HP, Inc. 3.00%, 6/17/2027	11,105	11,200

		113,134

Thrifts & Mortgage Finance — 0.2%

BPCE SA (France)

4.63%, 7/11/2024 (b)	11,600	12,047

1.00%, 1/20/2026 (b)	20,500	19,315

(SOFR + 1.52%), 1.65%, 10/6/2026 (b) (d)	11,406	10,881

3.38%, 12/2/2026	4,230	4,336

(SOFR + 1.31%), 2.28%, 1/20/2032 (b) (d)	15,245	13,839

Nationwide Building Society (United Kingdom)

1.00%, 8/28/2025 (b)	8,810	8,332

1.50%, 10/13/2026 (b)	19,850	18,895

		87,645

Tobacco — 0.2%

Altria Group, Inc. 2.45%, 2/4/2032	27,925	24,931

BAT Capital Corp. (United Kingdom)

2.26%, 3/25/2028	14,000	13,069

4.39%, 8/15/2037	9,875	9,464

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tobacco — continued

3.73%, 9/25/2040	8,470	7,304

4.54%, 8/15/2047	5,515	5,092

3.98%, 9/25/2050	13,170	11,339

BAT International Finance plc (United Kingdom) 1.67%, 3/25/2026	11,000	10,446

		81,645

Trading Companies & Distributors — 0.4%

Air Lease Corp.

2.63%, 7/1/2022	7,986	8,005

2.30%, 2/1/2025	9,600	9,485

3.25%, 3/1/2025	6,266	6,303

3.38%, 7/1/2025	15,102	15,278

2.88%, 1/15/2026	24,378	24,284

3.75%, 6/1/2026	3,734	3,839

1.88%, 8/15/2026	15,645	14,831

3.63%, 4/1/2027	2,500	2,555

3.25%, 10/1/2029	15,000	14,694

Aviation Capital Group LLC

3.88%, 5/1/2023 (b)	7,665	7,771

5.50%, 12/15/2024 (b)	19,502	20,739

4.13%, 8/1/2025 (b)	7,958	8,112

BOC Aviation Ltd. (Singapore)

2.75%, 9/18/2022 (b)	3,000	3,013

3.50%, 10/10/2024 (b)	7,945	8,138

International Lease Finance Corp. 5.88%, 8/15/2022	3,867	3,942

WW Grainger, Inc. 4.60%, 6/15/2045	4,364	5,051

		156,040

Transportation Infrastructure — 0.0% (c)

Sydney Airport Finance Co. Pty. Ltd. (Australia) 3.38%, 4/30/2025 (b)	7,000	7,166

Water Utilities — 0.0% (c)

American Water Capital Corp.

3.45%, 6/1/2029	5,250	5,418

6.59%, 10/15/2037	3,354	4,529

4.00%, 12/1/2046	2,241	2,313

		12,260

Wireless Telecommunication Services — 0.4%

America Movil SAB de CV (Mexico)

3.63%, 4/22/2029	12,995	13,402

4.38%, 4/22/2049	8,284	9,101

T-Mobile USA, Inc.

3.75%, 4/15/2027	20,107	20,877

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	45

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Wireless Telecommunication Services — continued

2.05%, 2/15/2028	33,720	32,071

3.88%, 4/15/2030	25,095	25,951

3.00%, 2/15/2041	13,130	11,379

3.60%, 11/15/2060 (b)	4,000	3,499

Vodafone Group plc (United Kingdom)

5.25%, 5/30/2048	7,449	8,539

4.88%, 6/19/2049	16,825	18,679

		143,498

Total Corporate Bonds (Cost $9,592,176)		9,429,816

Mortgage-Backed Securities — 15.2%

FHLMC

Pool # 785618, ARM, 2.13%, 7/1/2026 (j)	19	19

Pool # 611141, ARM, 2.23%, 1/1/2027 (j)	17	17

Pool # 846812, ARM, 2.37%, 4/1/2030 (j)	6	6

Pool # 789758, ARM, 2.47%, 9/1/2032 (j)	21	21

Pool # 847621, ARM, 2.37%, 5/1/2033 (j)	497	515

Pool # 781087, ARM, 2.36%, 12/1/2033 (j)	112	112

Pool # 1B1665, ARM, 2.05%, 4/1/2034 (j)	75	76

Pool # 782870, ARM, 2.46%, 9/1/2034 (j)	500	523

Pool # 782979, ARM, 2.37%, 1/1/2035 (j)	644	673

Pool # 782980, ARM, 2.37%, 1/1/2035 (j)	174	181

Pool # 1G3591, ARM, 1.91%, 8/1/2035 (j)	47	47

Pool # 1Q0007, ARM, 2.39%, 12/1/2035 (j)	116	117

Pool # 1Q0025, ARM, 1.97%, 2/1/2036 (j)	66	69

Pool # 848431, ARM, 2.35%, 2/1/2036 (j)	233	243

Pool # 1G1861, ARM, 2.41%, 3/1/2036 (j)	366	380

Pool # 1J1380, ARM, 2.73%, 3/1/2036 (j)	177	186

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 1H2618, ARM, 2.37%, 5/1/2036 (j)	360	380

Pool # 1L1286, ARM, 2.37%, 5/1/2036 (j)	134	142

Pool # 1G2415, ARM, 2.62%, 5/1/2036 (j)	51	54

Pool # 1G2557, ARM, 2.22%, 6/1/2036 (j)	697	736

Pool # 848068, ARM, 2.27%, 6/1/2036 (j)	487	488

Pool # 1A1082, ARM, 2.00%, 7/1/2036 (j)	229	238

Pool # 1H2623, ARM, 2.26%, 7/1/2036 (j)	110	116

Pool # 848365, ARM, 2.32%, 7/1/2036 (j)	171	180

Pool # 1N0206, ARM, 1.76%, 8/1/2036 (j)	442	455

Pool # 1A1085, ARM, 1.93%, 8/1/2036 (j)	227	237

Pool # 1Q0105, ARM, 2.00%, 9/1/2036 (j)	244	255

Pool # 1B7242, ARM, 2.18%, 9/1/2036 (j)	588	618

Pool # 1N0249, ARM, 1.82%, 10/1/2036 (j)	241	244

Pool # 1G2539, ARM, 1.85%, 10/1/2036 (j)	109	109

Pool # 1A1096, ARM, 1.88%, 10/1/2036 (j)	534	558

Pool # 1A1097, ARM, 2.00%, 10/1/2036 (j)	197	206

Pool # 1J1348, ARM, 2.45%, 10/1/2036 (j)	192	191

Pool # 1K0046, ARM, 2.48%, 10/1/2036 (j)	188	188

Pool # 1J1378, ARM, 1.89%, 11/1/2036 (j)	295	305

Pool # 1G2671, ARM, 1.97%, 11/1/2036 (j)	100	100

Pool # 1Q0737, ARM, 2.01%, 11/1/2036 (j)	211	212

Pool # 782760, ARM, 2.31%, 11/1/2036 (j)	557	588

Pool # 848115, ARM, 2.35%, 11/1/2036 (j)	155	162

Pool # 1J1419, ARM, 1.82%, 12/1/2036 (j)	539	557

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 1J1634, ARM, 1.91%, 12/1/2036 (j)	1,105	1,154

Pool # 1J1418, ARM, 1.94%, 12/1/2036 (j)	34	34

Pool # 1G1386, ARM, 2.17%, 12/1/2036 (j)	360	372

Pool # 1J1399, ARM, 2.37%, 12/1/2036 (j)	15	15

Pool # 1N1511, ARM, 1.79%, 1/1/2037 (j)	49	49

Pool # 1G1478, ARM, 2.16%, 1/1/2037 (j)	161	162

Pool # 1J1516, ARM, 2.02%, 2/1/2037 (j)	73	76

Pool # 1G1554, ARM, 2.28%, 2/1/2037 (j)	130	130

Pool # 1N0353, ARM, 2.32%, 2/1/2037 (j)	226	231

Pool # 1Q0739, ARM, 2.13%, 3/1/2037 (j)	481	503

Pool # 1B7303, ARM, 2.68%, 3/1/2037 (j)	30	30

Pool # 1J0399, ARM, 2.16%, 4/1/2037 (j)	14	14

Pool # 1J1564, ARM, 2.35%, 4/1/2037 (j)	222	223

Pool # 1Q0697, ARM, 1.72%, 5/1/2037 (j)	398	414

Pool # 1A1193, ARM, 2.14%, 5/1/2037 (j)	362	364

Pool # 1N1477, ARM, 2.14%, 5/1/2037 (j)	93	98

Pool # 1N1463, ARM, 2.24%, 5/1/2037 (j)	22	22

Pool # 1Q0783, ARM, 2.43%, 5/1/2037 (j)	336	339

Pool # 1J1621, ARM, 2.43%, 5/1/2037 (j)	311	331

Pool # 1J0533, ARM, 2.12%, 7/1/2037 (j)	23	23

Pool # 1J2945, ARM, 2.00%, 11/1/2037 (j)	43	43

Pool # 1Q0722, ARM, 2.35%, 4/1/2038 (j)	231	243

Pool # 1Q0789, ARM, 2.22%, 5/1/2038 (j)	68	69

Pool # 848699, ARM, 2.10%, 7/1/2040 (j)	172	179

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

FHLMC Gold Pools, 15 Year

Pool # G12825, 6.50%, 3/1/2022	—	(k)	—	(k)

Pool # G13603, 5.50%, 2/1/2024	4		4

FHLMC Gold Pools, 20 Year

Pool # C91158, 6.50%, 1/1/2028	128		136

Pool # C91417, 3.50%, 1/1/2032	2,303		2,401

Pool # C91403, 3.50%, 3/1/2032	901		939

FHLMC Gold Pools, 30 Year

Pool # G00245, 8.00%, 8/1/2024	2		2

Pool # C00376, 8.00%, 11/1/2024	1		1

Pool # C00414, 7.50%, 8/1/2025	4		4

Pool # C00452, 7.00%, 4/1/2026	4		4

Pool # G00981, 8.50%, 7/1/2028	10		11

Pool # G02210, 7.00%, 12/1/2028	152		165

Pool # C47315, 6.50%, 8/1/2029	555		611

Pool # G03029, 6.00%, 10/1/2029	48		52

Pool # A88871, 7.00%, 1/1/2031	172		187

Pool # C68485, 7.00%, 7/1/2032	22		24

Pool # G01448, 7.00%, 8/1/2032	29		33

Pool # C75791, 5.50%, 1/1/2033	226		249

Pool # A13625, 5.50%, 10/1/2033	196		221

Pool # A16107, 6.00%, 12/1/2033	87		95

Pool # G01864, 5.00%, 1/1/2034	130		145

Pool # A17537, 6.00%, 1/1/2034	158		178

Pool # A23139, 5.00%, 6/1/2034	416		460

Pool # A61572, 5.00%, 9/1/2034	472		526

Pool # A28796, 6.50%, 11/1/2034	47		52

Pool # G03369, 6.50%, 1/1/2035	521		569

Pool # A70350, 5.00%, 3/1/2035	137		150

Pool # A46987, 5.50%, 7/1/2035	446		499

Pool # G05713, 6.50%, 12/1/2035	327		363

Pool # G03777, 5.00%, 11/1/2036	317		353

Pool # C02660, 6.50%, 11/1/2036	95		109

Pool # G02427, 5.50%, 12/1/2036	173		194

Pool # A57681, 6.00%, 12/1/2036	34		39

Pool # G02682, 7.00%, 2/1/2037	42		47

Pool # G04949, 6.50%, 11/1/2037	272		311

Pool # G03666, 7.50%, 1/1/2038	371		423

Pool # G04952, 7.50%, 1/1/2038	205		231

Pool # G04077, 6.50%, 3/1/2038	301		345

Pool # G05671, 5.50%, 8/1/2038	342		377

Pool # G05190, 7.50%, 9/1/2038	139		154

Pool # C03466, 5.50%, 3/1/2040	118		132

Pool # A93383, 5.00%, 8/1/2040	1,250		1,392

Pool # A93511, 5.00%, 8/1/2040	4,828		5,363

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	47

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # G06493, 4.50%, 5/1/2041	8,314	9,035

Pool # V80351, 3.00%, 8/1/2043	16,189	16,684

Pool # Q52834, 4.00%, 12/1/2047	1,632	1,713

Pool # Z40179, 4.00%, 7/1/2048	30,201	31,714

Pool # Q57995, 5.00%, 8/1/2048	4,565	4,962

Pool # Q61104, 4.00%, 1/1/2049	1,656	1,732

Pool # Q61107, 4.00%, 1/1/2049	2,516	2,651

FHLMC Gold Pools, Other

Pool # P20570, 7.00%, 7/1/2029	6	7

Pool # G20027, 10.00%, 10/1/2030	27	29

Pool # B90491, 7.50%, 1/1/2032	382	419

Pool # U80192, 3.50%, 2/1/2033	1,104	1,150

Pool # U80342, 3.50%, 5/1/2033	1,113	1,157

Pool # U80345, 3.50%, 5/1/2033	3,655	3,809

Pool # L10221, 6.00%, 1/1/2034	47	48

Pool # P50523, 6.50%, 12/1/2035	92	95

Pool # H05030, 6.00%, 11/1/2036	58	62

Pool # L10291, 6.50%, 11/1/2036	907	991

Pool # P51353, 6.50%, 11/1/2036	797	904

Pool # P50595, 6.50%, 12/1/2036	1,378	1,591

Pool # P51361, 6.50%, 12/1/2036	594	681

Pool # G20028, 7.50%, 12/1/2036	1,265	1,385

Pool # P50531, 6.50%, 1/1/2037	99	104

Pool # P51251, 6.50%, 1/1/2037	50	51

Pool # P50536, 6.50%, 2/1/2037	68	71

Pool # P50556, 6.50%, 6/1/2037	43	44

Pool # U90690, 3.50%, 6/1/2042	10,929	11,503

Pool # U90975, 4.00%, 6/1/2042	7,927	8,500

Pool # T65101, 4.00%, 10/1/2042	350	361

Pool # U90402, 3.50%, 11/1/2042	730	765

Pool # U90673, 4.00%, 1/1/2043	1,158	1,236

Pool # U91192, 4.00%, 4/1/2043	1,952	2,080

Pool # U91488, 3.50%, 5/1/2043	1,403	1,478

Pool # U99051, 3.50%, 6/1/2043	3,378	3,555

Pool # U99134, 4.00%, 1/1/2046	38,681	41,476

Pool # U69030, 4.50%, 1/1/2046	13,756	14,894

FHLMC UMBS, 20 Year

Pool # SC0104, 3.50%, 8/1/2035	10,317	10,761

FHLMC UMBS, 30 Year

Pool # ZT2236, 4.00%, 6/1/2048	23,882	24,941

Pool # ZT2212, 4.00%, 9/1/2048	5,533	5,777

Pool # QA0149, 4.00%, 6/1/2049	3,692	3,879

Pool # QA2578, 3.50%, 9/1/2049	1,522	1,572

Pool # RA2008, 4.00%, 1/1/2050	16,062	16,918

Pool # RA2282, 4.00%, 1/1/2050	9,631	10,284

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # QA7351, 3.00%, 2/1/2050	7,869	7,982

Pool # RA6459, 2.50%, 12/1/2051	34,099	33,683

Pool # RA6702, 3.00%, 2/1/2052	48,419	48,960

FNMA

Pool # 54844, ARM, 2.18%, 9/1/2027 (j)	16	17

Pool # 303532, ARM, 3.85%, 3/1/2029 (j)	10	10

Pool # 555732, ARM, 1.86%, 8/1/2033 (j)	138	143

Pool # 658481, ARM, 1.73%, 9/1/2033 (j)	223	223

Pool # 746299, ARM, 2.06%, 9/1/2033 (j)	56	59

Pool # 743546, ARM, 1.74%, 11/1/2033 (j)	232	232

Pool # 766610, ARM, 1.96%, 1/1/2034 (j)	29	30

Pool # 777132, ARM, 2.42%, 6/1/2034 (j)	195	205

Pool # 782306, ARM, 2.17%, 7/1/2034 (j)	3	3

Pool # 800422, ARM, 1.47%, 8/1/2034 (j)	166	166

Pool # 790235, ARM, 1.90%, 8/1/2034 (j)	80	81

Pool # 793062, ARM, 2.00%, 8/1/2034 (j)	25	25

Pool # 790964, ARM, 1.90%, 9/1/2034 (j)	6	6

Pool # 794792, ARM, 1.72%, 10/1/2034 (j)	47	49

Pool # 896463, ARM, 2.42%, 10/1/2034 (j)	181	190

Pool # 799912, ARM, 1.98%, 11/1/2034 (j)	27	27

Pool # 781563, ARM, 2.12%, 11/1/2034 (j)	30	30

Pool # 810896, ARM, 1.69%, 1/1/2035 (j)	754	780

Pool # 809319, ARM, 1.88%, 1/1/2035 (j)	57	57

Pool # 816594, ARM, 1.86%, 2/1/2035 (j)	20	21

Pool # 820602, ARM, 1.82%, 3/1/2035 (j)	119	120

Pool # 745862, ARM, 2.35%, 4/1/2035 (j)	167	169

Pool # 821378, ARM, 1.53%, 5/1/2035 (j)	54	54

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 823660, ARM, 1.97%, 5/1/2035 (j)	40	40

Pool # 888605, ARM, 2.29%, 7/1/2035 (j)	28	28

Pool # 832801, ARM, 1.90%, 9/1/2035 (j)	90	91

Pool # 851432, ARM, 2.53%, 10/1/2035 (j)	301	302

Pool # 849251, ARM, 1.99%, 1/1/2036 (j)	383	400

Pool # 745445, ARM, 2.35%, 1/1/2036 (j)	119	125

Pool # 920340, ARM, 2.63%, 2/1/2036 (j)	36	36

Pool # 920843, ARM, 2.69%, 3/1/2036 (j)	1,126	1,200

Pool # 868952, ARM, 1.90%, 5/1/2036 (j)	27	27

Pool # 884066, ARM, 2.11%, 6/1/2036 (j)	102	103

Pool # 872825, ARM, 2.12%, 6/1/2036 (j)	485	503

Pool # 892868, ARM, 2.02%, 7/1/2036 (j)	188	190

Pool # 886558, ARM, 2.02%, 8/1/2036 (j)	328	342

Pool # 745784, ARM, 2.13%, 8/1/2036 (j)	99	100

Pool # 884722, ARM, 2.18%, 8/1/2036 (j)	46	46

Pool # 898179, ARM, 1.29%, 9/1/2036 (j)	492	503

Pool # 920547, ARM, 1.73%, 9/1/2036 (j)	183	190

Pool # 893580, ARM, 1.82%, 9/1/2036 (j)	204	211

Pool # 886772, ARM, 1.92%, 9/1/2036 (j)	485	499

Pool # 894452, ARM, 2.07%, 9/1/2036 (j)	112	113

Pool # 894239, ARM, 2.02%, 10/1/2036 (j)	226	226

Pool # 900191, ARM, 2.32%, 10/1/2036 (j)	167	169

Pool # 900197, ARM, 2.32%, 10/1/2036 (j)	375	397

Pool # 902818, ARM, 2.20%, 11/1/2036 (j)	3	3

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Pool # 902955, ARM, 2.07%, 12/1/2036 (j)	362		364

Pool # 920954, ARM, 1.71%, 1/1/2037 (j)	209		217

Pool # 888184, ARM, 2.23%, 1/1/2037 (j)	104		105

Pool # 913984, ARM, 1.77%, 2/1/2037 (j)	318		330

Pool # 915645, ARM, 2.27%, 2/1/2037 (j)	186		196

Pool # 888307, ARM, 1.98%, 4/1/2037 (j)	90		91

Pool # 948208, ARM, 1.55%, 7/1/2037 (j)	306		315

Pool # 944096, ARM, 1.72%, 7/1/2037 (j)	64		64

Pool # 995919, ARM, 1.89%, 7/1/2037 (j)	466		483

Pool # 938346, ARM, 2.05%, 7/1/2037 (j)	217		217

Pool # 945032, ARM, 2.62%, 8/1/2037 (j)	302		307

Pool # 946362, ARM, 2.01%, 9/1/2037 (j)	36		36

Pool # 946260, ARM, 2.16%, 9/1/2037 (j)	36		36

Pool # 952835, ARM, 2.41%, 9/1/2037 (j)	105		110

Pool # AD0085, ARM, 1.51%, 11/1/2037 (j)	437		448

Pool # 995108, ARM, 2.12%, 11/1/2037 (j)	232		245

Pool # AD0179, ARM, 2.35%, 12/1/2037 (j)	533		558

Pool # 966946, ARM, 2.28%, 1/1/2038 (j)	141		141

FNMA UMBS, 15 Year

Pool # 888834, 6.50%, 4/1/2022	—	(k)	—	(k)

Pool # 889634, 6.00%, 2/1/2023	41		41

Pool # AD0364, 5.00%, 5/1/2023	4		4

Pool # 995381, 6.00%, 1/1/2024	90		92

Pool # 995425, 6.00%, 1/1/2024	33		34

Pool # 995456, 6.50%, 2/1/2024	52		53

Pool # AE0081, 6.00%, 7/1/2024	31		32

Pool # AD0133, 5.00%, 8/1/2024	46		47

Pool # FM3386, 3.50%, 7/1/2034	1,909		1,970

FNMA UMBS, 20 Year

Pool # 254305, 6.50%, 5/1/2022	—	(k)	—	(k)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	49

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 555791, 6.50%, 12/1/2022	2		2

Pool # 889889, 6.50%, 7/1/2024	8		8

Pool # 888656, 6.50%, 4/1/2025	2		2

Pool # AE0096, 5.50%, 7/1/2025	74		81

Pool # 256311, 6.00%, 7/1/2026	110		120

Pool # 256352, 6.50%, 8/1/2026	201		219

Pool # 256803, 6.00%, 7/1/2027	146		159

Pool # 256962, 6.00%, 11/1/2027	77		84

Pool # 257007, 6.00%, 12/1/2027	227		247

Pool # 257048, 6.00%, 1/1/2028	413		450

Pool # 890222, 6.00%, 10/1/2028	289		315

Pool # AE0049, 6.00%, 9/1/2029	194		211

Pool # AO7761, 3.50%, 7/1/2032	593		619

Pool # MA1138, 3.50%, 8/1/2032	3,520		3,671

Pool # AL6238, 4.00%, 1/1/2035	9,378		10,065

FNMA UMBS, 30 Year

Pool # 50966, 7.00%, 1/1/2024	1		1

Pool # 250066, 8.00%, 5/1/2024	—	(k)	—	(k)

Pool # 250103, 8.50%, 7/1/2024	3		3

Pool # 303031, 7.50%, 10/1/2024	1		1

Pool # 308499, 8.50%, 5/1/2025	—	(k)	—	(k)

Pool # 689977, 8.00%, 3/1/2027	33		36

Pool # 695533, 8.00%, 6/1/2027	30		32

Pool # 313687, 7.00%, 9/1/2027	3		3

Pool # 756024, 8.00%, 9/1/2028	30		32

Pool # 755973, 8.00%, 11/1/2028	93		103

Pool # 455759, 6.00%, 12/1/2028	10		10

Pool # 252211, 6.00%, 1/1/2029	15		17

Pool # 459097, 7.00%, 1/1/2029	6		6

Pool # 889020, 6.50%, 11/1/2029	2,066		2,266

Pool # 598559, 6.50%, 8/1/2031	69		78

Pool # 679886, 6.50%, 2/1/2032	317		346

Pool # 649734, 7.00%, 6/1/2032	14		14

Pool # 682078, 5.50%, 11/1/2032	327		366

Pool # 675555, 6.00%, 12/1/2032	97		106

Pool # AL0045, 6.00%, 12/1/2032	710		804

Pool # 683351, 5.50%, 2/1/2033	8		9

Pool # 357363, 5.50%, 3/1/2033	383		428

Pool # 674349, 6.00%, 3/1/2033	43		47

Pool # 688625, 6.00%, 3/1/2033	18		20

Pool # 688655, 6.00%, 3/1/2033	6		6

Pool # 695584, 6.00%, 3/1/2033	5		6

Pool # 254693, 5.50%, 4/1/2033	251		280

Pool # 702901, 6.00%, 5/1/2033	103		117

Pool # 720576, 5.00%, 6/1/2033	78		86

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 995656, 7.00%, 6/1/2033	415	469

Pool # 723852, 5.00%, 7/1/2033	74	83

Pool # 729296, 5.00%, 7/1/2033	79	88

Pool # 720155, 5.50%, 7/1/2033	45	49

Pool # 729379, 6.00%, 8/1/2033	23	25

Pool # AA0917, 5.50%, 9/1/2033	1,029	1,149

Pool # 737825, 6.00%, 9/1/2033	58	64

Pool # 750977, 4.50%, 11/1/2033	51	56

Pool # 725027, 5.00%, 11/1/2033	202	225

Pool # 755109, 5.50%, 11/1/2033	17	18

Pool # 753174, 4.00%, 12/1/2033	257	271

Pool # 725017, 5.50%, 12/1/2033	446	502

Pool # 759424, 5.50%, 1/1/2034	49	55

Pool # 751341, 5.50%, 3/1/2034	45	49

Pool # 770405, 5.00%, 4/1/2034	547	609

Pool # 776708, 5.00%, 5/1/2034	179	199

Pool # AC1317, 4.50%, 9/1/2034	154	165

Pool # 888568, 5.00%, 12/1/2034	138	153

Pool # 810663, 5.00%, 1/1/2035	90	97

Pool # 995003, 7.50%, 1/1/2035	177	200

Pool # 995156, 7.50%, 3/1/2035	236	271

Pool # 735503, 6.00%, 4/1/2035	454	505

Pool # 827776, 5.00%, 7/1/2035	54	59

Pool # 820347, 5.00%, 9/1/2035	289	322

Pool # 745148, 5.00%, 1/1/2036	208	232

Pool # 888417, 6.50%, 1/1/2036	1,312	1,431

Pool # 745275, 5.00%, 2/1/2036	172	191

Pool # 833629, 7.00%, 3/1/2036	12	13

Pool # 745418, 5.50%, 4/1/2036	313	347

Pool # 888016, 5.50%, 5/1/2036	420	470

Pool # 888209, 5.50%, 5/1/2036	269	301

Pool # 870770, 6.50%, 7/1/2036	26	29

Pool # 976871, 6.50%, 8/1/2036	836	931

Pool # AA0922, 6.00%, 9/1/2036	1,521	1,727

Pool # 745948, 6.50%, 10/1/2036	176	201

Pool # AA1019, 6.00%, 11/1/2036	174	195

Pool # 888476, 7.50%, 5/1/2037	187	222

Pool # 928584, 6.50%, 8/1/2037	138	158

Pool # 945870, 6.50%, 8/1/2037	209	230

Pool # 986648, 6.00%, 9/1/2037	394	450

Pool # 928670, 7.00%, 9/1/2037	212	223

Pool # 888890, 6.50%, 10/1/2037	323	367

Pool # 888707, 7.50%, 10/1/2037	827	969

Pool # 888892, 7.50%, 11/1/2037	243	280

Pool # AL0662, 5.50%, 1/1/2038	517	577

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 995505, 8.00%, 1/1/2038	25	28

Pool # 929331, 6.00%, 4/1/2038	85	93

Pool # 909236, 7.00%, 9/1/2038	315	381

Pool # 890268, 6.50%, 10/1/2038	386	435

Pool # 995149, 6.50%, 10/1/2038	1,526	1,727

Pool # 934591, 7.00%, 10/1/2038	463	547

Pool # AB2869, 6.00%, 11/1/2038	348	387

Pool # 991908, 7.00%, 11/1/2038	316	360

Pool # 995504, 7.50%, 11/1/2038	175	205

Pool # 257510, 7.00%, 12/1/2038	898	1,090

Pool # AD0753, 7.00%, 1/1/2039	1,316	1,572

Pool # AD0780, 7.50%, 4/1/2039	817	991

Pool # AC2948, 5.00%, 9/1/2039	651	723

Pool # AC3740, 5.50%, 9/1/2039	235	256

Pool # AC7296, 5.50%, 12/1/2039	295	324

Pool # AD7790, 5.00%, 8/1/2040	2,792	3,108

Pool # AD9151, 5.00%, 8/1/2040	1,046	1,165

Pool # AL2059, 4.00%, 6/1/2042	7,861	8,446

Pool # AB9017, 3.00%, 4/1/2043	10,497	10,817

Pool # AT5891, 3.00%, 6/1/2043	13,869	14,267

Pool # AB9860, 3.00%, 7/1/2043	10,098	10,399

Pool # AL7527, 4.50%, 9/1/2043	5,019	5,416

Pool # AL7496, 3.50%, 5/1/2044	20,471	21,560

Pool # AX9319, 3.50%, 12/1/2044	7,410	7,755

Pool # AL7380, 3.50%, 2/1/2045	11,882	12,514

Pool # AS6479, 3.50%, 1/1/2046	27,309	28,779

Pool # BM1213, 4.00%, 4/1/2047	9,748	10,377

Pool # BH7650, 4.00%, 9/1/2047	6,485	6,894

Pool # BM3500, 4.00%, 9/1/2047	36,640	39,220

Pool # BE8344, 4.00%, 11/1/2047	2,282	2,395

Pool # BJ7248, 4.00%, 12/1/2047	4,588	4,876

Pool # BE8349, 4.00%, 1/1/2048	2,443	2,567

Pool # BJ5756, 4.00%, 1/1/2048	6,523	6,845

Pool # BJ7310, 4.00%, 1/1/2048	9,772	10,351

Pool # BJ8237, 4.00%, 1/1/2048	6,045	6,404

Pool # BJ8264, 4.00%, 1/1/2048	4,175	4,425

Pool # BM3375, 4.00%, 1/1/2048	7,368	7,815

Pool # BK1007, 4.00%, 2/1/2048	1,453	1,539

Pool # BK1134, 4.00%, 2/1/2048	5,828	6,115

Pool # BM3665, 4.00%, 3/1/2048	41,594	44,188

Pool # BE8366, 4.50%, 7/1/2048	6,166	6,584

Pool # BK7982, 5.00%, 7/1/2048	5,920	6,484

Pool # BN0271, 4.50%, 9/1/2048	1,851	1,967

Pool # BN1315, 4.50%, 9/1/2048	3,049	3,221

Pool # BN4733, 5.50%, 3/1/2049	494	546

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BK8745, 4.50%, 4/1/2049	3,156	3,339

Pool # FM1939, 4.50%, 5/1/2049	17,355	18,334

Pool # BK8753, 4.50%, 6/1/2049	6,163	6,529

Pool # CA3713, 5.00%, 6/1/2049	3,555	3,841

Pool # BO2305, 4.00%, 7/1/2049	5,996	6,280

Pool # BO5607, 3.50%, 9/1/2049	3,286	3,395

Pool # BO1405, 4.00%, 9/1/2049	7,408	7,750

Pool # BO4392, 3.50%, 1/1/2050	6,090	6,309

Pool # BP5299, 3.50%, 3/1/2050	6,832	7,314

Pool # CA5729, 3.00%, 5/1/2050	6,846	6,922

Pool # FM3671, 4.50%, 5/1/2050	7,308	7,990

Pool # CB2637, 2.50%, 1/1/2052	74,432	73,524

Pool # FS0196, 2.50%, 1/1/2052	75,261	74,437

Pool # CB2670, 3.00%, 1/1/2052	64,854	65,966

FNMA, 30 Year

Pool # 535183, 8.00%, 6/1/2028	5	5

Pool # 252409, 6.50%, 3/1/2029	61	66

Pool # 653815, 7.00%, 2/1/2033	9	9

Pool # 752786, 6.00%, 9/1/2033	84	90

Pool # CA3029, 4.00%, 1/1/2049	5,667	5,845

Pool # CA5105, 3.50%, 2/1/2050	8,625	8,848

FNMA, Other

Pool # 470539, 3.14%, 3/1/2022	2,242	2,241

Pool # 471151, 3.02%, 5/1/2022	5,090	5,087

Pool # 471881, 2.67%, 7/1/2022	5,426	5,423

Pool # 471828, 2.65%, 8/1/2022	8,968	8,964

Pool # AM0585, 2.38%, 11/1/2022	6,629	6,650

Pool # AM1437, 2.41%, 11/1/2022	1,194	1,198

Pool # AM1385, 2.55%, 11/1/2022	9,617	9,652

Pool # AM1386, 2.55%, 11/1/2022	3,075	3,086

Pool # AM1476, 2.32%, 12/1/2022	2,867	2,878

Pool # AM1619, 2.34%, 12/1/2022	16,932	16,998

Pool # AM2072, 2.37%, 1/1/2023	8,343	8,382

Pool # AM2252, 2.44%, 1/1/2023	7,588	7,626

Pool # AM2695, 2.49%, 3/1/2023	6,209	6,249

Pool # AM3069, 2.64%, 4/1/2023	2,762	2,784

Pool # AL3594, 2.71%, 4/1/2023 (j)	2,303	2,324

Pool # AM3244, 2.52%, 5/1/2023	28,698	28,930

Pool # AM3577, 2.42%, 6/1/2023	6,884	6,937

Pool # AL3876, 2.73%, 6/1/2023 (j)	10,360	10,463

Pool # AM3589, 2.77%, 6/1/2023	7,564	7,645

Pool # AM3646, 2.64%, 7/1/2023	3,587	3,623

Pool # AM4011, 3.67%, 7/1/2023	42,150	42,958

Pool # AM3990, 3.74%, 7/1/2023	4,528	4,617

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	51

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # AM4170, 3.51%, 8/1/2023	9,000	9,167

Pool # AM4716, 3.38%, 12/1/2023	2,836	2,894

Pool # AM4720, 3.45%, 1/1/2024	22,930	23,431

Pool # AM7024, 2.90%, 12/1/2024	8,200	8,422

Pool # AM7290, 2.97%, 12/1/2024	23,301	23,932

Pool # AM7682, 2.84%, 1/1/2025	33,428	34,232

Pool # AM7654, 2.86%, 1/1/2025	6,229	6,390

Pool # AM7795, 2.92%, 1/1/2025	31,722	32,598

Pool # AM7698, 2.96%, 1/1/2025	9,350	9,624

Pool # AM7372, 3.05%, 1/1/2025	1,740	1,795

Pool # 470300, 3.64%, 1/1/2025	4,507	4,641

Pool # AM8251, 2.70%, 4/1/2025	9,261	9,470

Pool # AM8846, 2.68%, 5/1/2025	5,862	5,993

Pool # AM9149, 2.63%, 6/1/2025	6,010	6,140

Pool # AM9548, 3.17%, 8/1/2025	6,800	7,078

Pool # AN0029, 3.10%, 9/1/2025	9,472	9,832

Pool # AM4660, 3.77%, 12/1/2025	25,993	27,565

Pool # AN0767, 3.18%, 1/1/2026	8,043	8,381

Pool # AN1590, 2.40%, 5/1/2026	9,008	9,142

Pool # AN1413, 2.49%, 5/1/2026	20,920	21,308

Pool # AN1497, 2.61%, 6/1/2026	11,034	11,306

Pool # AN1243, 2.64%, 6/1/2026	7,998	8,205

Pool # AN1247, 2.64%, 6/1/2026	9,848	10,103

Pool # 468645, 4.54%, 7/1/2026	2,136	2,328

Pool # AN2367, 2.46%, 8/1/2026	6,094	6,205

Pool # AM6381, 3.29%, 8/1/2026	32,150	33,696

Pool # 468574, 4.55%, 8/1/2026	6,605	7,074

Pool # 468573, 4.76%, 8/1/2026	8,120	8,863

Pool # 468927, 4.77%, 8/1/2026	5,168	5,642

Pool # AM6448, 3.25%, 9/1/2026	9,395	9,877

Pool # AM7062, 3.44%, 10/1/2026	7,870	8,321

Pool # AM7117, 3.14%, 12/1/2026	18,700	19,600

Pool # AM7262, 3.19%, 12/1/2026	16,068	16,775

Pool # AM7011, 3.22%, 12/1/2026	2,734	2,871

Pool # AM7390, 3.26%, 12/1/2026	7,267	7,618

Pool # FN0029, 4.63%, 12/1/2026 (j)	7,314	7,939

Pool # AM8008, 2.94%, 2/1/2027	11,660	12,099

Pool # AM7515, 3.34%, 2/1/2027	16,000	16,897

Pool # AM8280, 2.91%, 3/1/2027	5,690	5,915

Pool # AM8745, 2.81%, 5/1/2027	9,304	9,638

Pool # AM8803, 2.78%, 6/1/2027	3,913	4,049

Pool # AM9087, 3.00%, 6/1/2027	16,322	17,071

Pool # AM9170, 3.00%, 6/1/2027	4,396	4,593

Pool # AM9345, 3.25%, 7/1/2027	7,378	7,793

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AN7048, 2.90%, 10/1/2027	6,443	6,699

Pool # AM1469, 2.96%, 11/1/2027	3,673	3,802

Pool # AN7669, 2.83%, 12/1/2027	19,856	20,596

Pool # AN8114, 3.00%, 1/1/2028	7,734	8,092

Pool # AN8048, 3.08%, 1/1/2028	43,775	45,679

Pool # AN7943, 3.10%, 1/1/2028	14,732	15,497

Pool # AN1600, 2.59%, 6/1/2028	7,225	7,405

Pool # AN9686, 3.52%, 6/1/2028	40,550	43,739

Pool # AN9486, 3.57%, 6/1/2028	26,476	28,505

Pool # AN2005, 2.73%, 7/1/2028	9,720	10,038

Pool # 387806, 3.55%, 8/1/2028	15,289	16,436

Pool # 109782, 3.55%, 9/1/2028	42,546	45,697

Pool # BL0919, 3.82%, 9/1/2028	18,856	20,549

Pool # BL1040, 3.81%, 12/1/2028	42,090	46,106

Pool # BL0907, 3.88%, 12/1/2028	11,997	13,181

Pool # BL1435, 3.53%, 1/1/2029	23,495	25,307

Pool # BL4317, 2.27%, 9/1/2029	4,685	4,715

Pool # AN6846, 2.93%, 10/1/2029	13,300	13,954

Pool # BL4333, 2.52%, 11/1/2029	41,784	42,686

Pool # AM8123, 2.92%, 2/1/2030	7,749	8,081

Pool # AM7785, 3.17%, 2/1/2030	5,950	6,305

Pool # AM7516, 3.55%, 2/1/2030	13,000	14,019

Pool # AM8692, 3.03%, 4/1/2030	25,000	26,268

Pool # AM8544, 3.08%, 4/1/2030	14,764	15,568

Pool # AM8889, 2.92%, 5/1/2030	11,320	11,852

Pool # AM8151, 2.94%, 5/1/2030	12,000	12,470

Pool # AM8802, 3.10%, 5/1/2030	4,883	5,158

Pool # AN9154, 3.64%, 5/1/2030	4,092	4,453

Pool # AM9020, 2.97%, 6/1/2030	7,589	7,951

Pool # AM9154, 3.18%, 6/1/2030	8,780	9,316

Pool # AN9293, 3.71%, 9/1/2030	60,000	66,026

Pool # BL9494, 1.46%, 12/1/2030	10,000	9,338

Pool # BL0979, 4.05%, 12/1/2030	4,125	4,616

Pool # AH9683, 5.00%, 4/1/2031	576	626

Pool # AN1829, 2.90%, 6/1/2031	7,360	7,662

Pool # BL4310, 2.35%, 10/1/2031	11,325	11,348

Pool # AN2625, 2.50%, 10/1/2031	9,597	9,694

Pool # BS4338, 1.82%, 1/1/2032	26,665	25,468

Pool # BS5069, 2.73%, 4/1/2032 (i)	2,469	2,496

Pool # AN5065, 3.34%, 4/1/2032	26,680	28,617

Pool # AQ7084, 3.50%, 12/1/2032	1,648	1,717

Pool # 650236, 5.00%, 12/1/2032	4	5

Pool # AR7484, 3.50%, 2/1/2033	2,417	2,516

Pool # AT7117, 3.50%, 6/1/2033	1,066	1,110

Pool # AN9695, 3.67%, 7/1/2033	32,550	36,198

Pool # AN9950, 3.89%, 7/1/2033	9,293	9,819

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # BS4824, 2.50%, 2/1/2034	60,280	60,378

Pool # 810997, 5.50%, 10/1/2034	105	108

Pool # AM7122, 3.61%, 11/1/2034	5,222	5,647

Pool # BL5976, 2.49%, 4/1/2035	22,962	22,641

Pool # AM8474, 3.45%, 4/1/2035	4,689	4,989

Pool # AM8475, 3.45%, 4/1/2035	1,902	2,024

Pool # BL6315, 2.20%, 5/1/2035	5,081	4,848

Pool # AM9188, 3.12%, 6/1/2035	23,000	23,956

Pool # AM9532, 3.63%, 10/1/2035	3,537	3,829

Pool # AN0375, 3.76%, 12/1/2035	3,531	3,869

Pool # 256051, 5.50%, 12/1/2035	82	86

Pool # 256128, 6.00%, 2/1/2036	16	17

Pool # 880219, 7.00%, 2/1/2036	62	64

Pool # 868763, 6.50%, 4/1/2036	8	8

Pool # 920934, 6.50%, 1/1/2037	308	345

Pool # 888408, 6.00%, 3/1/2037	209	218

Pool # 888373, 7.00%, 3/1/2037	31	33

Pool # 888412, 7.00%, 4/1/2037	63	70

Pool # 995783, 8.00%, 11/1/2037	77	83

Pool # 257209, 5.50%, 5/1/2038	91	100

Pool # MA0127, 5.50%, 6/1/2039	137	146

Pool # AL2606, 4.00%, 3/1/2042	244	251

Pool # AO7225, 4.00%, 7/1/2042	1,699	1,821

Pool # AO9352, 4.00%, 7/1/2042	2,245	2,406

Pool # AO9353, 4.00%, 7/1/2042	2,021	2,165

Pool # MA1125, 4.00%, 7/1/2042	1,658	1,769

Pool # MA1178, 4.00%, 9/1/2042	9,244	9,863

Pool # MA1213, 3.50%, 10/1/2042	3,961	4,166

Pool # MA1251, 3.50%, 11/1/2042	10,678	11,232

Pool # MA1253, 4.00%, 11/1/2042	7,681	8,232

Pool # AR1397, 3.00%, 1/1/2043	7,155	7,403

Pool # MA1328, 3.50%, 1/1/2043	1,449	1,525

Pool # AQ9999, 3.00%, 2/1/2043	3,902	4,025

Pool # MA1373, 3.50%, 3/1/2043	2,415	2,541

Pool # MA1404, 3.50%, 4/1/2043	7,279	7,658

Pool # AB9096, 4.00%, 4/1/2043	810	861

Pool # AB9196, 3.50%, 5/1/2043	2,260	2,379

Pool # AT4051, 3.50%, 5/1/2043	924	972

Pool # MA1437, 3.50%, 5/1/2043	8,210	8,636

Pool # AT5914, 3.50%, 6/1/2043	5,151	5,421

Pool # MA1463, 3.50%, 6/1/2043	9,868	10,381

Pool # AB9704, 4.00%, 6/1/2043	2,164	2,318

Pool # MA1711, 4.50%, 12/1/2043	11,303	12,237

Pool # AL6167, 3.50%, 1/1/2044	5,276	5,550

Pool # MA1759, 4.00%, 1/1/2044	3,608	3,850

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Pool # MA1760, 4.50%, 1/1/2044	3,739		4,067

Pool # AV9286, 4.00%, 2/1/2044	2,695		2,876

Pool # MA1800, 4.00%, 2/1/2044	2,163		2,317

Pool # MA1828, 4.50%, 3/1/2044	9,114		9,912

Pool # MA2429, 4.00%, 10/1/2045	2,765		2,964

Pool # MA2565, 4.00%, 3/1/2046	3,471		3,704

Pool # BM5835, 3.00%, 9/1/2047	13,154		13,283

Pool # AD0523, 6.00%, 11/1/2048	247		263

Pool # BF0230, 5.50%, 1/1/2058	52,046		59,645

Pool # BF0341, 5.50%, 1/1/2059	22,473		25,582

Pool # BF0464, 3.50%, 3/1/2060	65,265		68,169

FNMA/FHLMC UMBS, Single Family, 30 Year

TBA, 2.50%, 3/25/2052 (i)	842,545		831,255

GNMA I, 30 Year

Pool # 345288, 7.50%, 3/15/2023	—	(k)	—	(k)

Pool # 352108, 7.00%, 8/15/2023	—	(k)	—	(k)

Pool # 363030, 7.00%, 9/15/2023	10		10

Pool # 352022, 7.00%, 11/15/2023	1		1

Pool # 366706, 6.50%, 1/15/2024	10		11

Pool # 371281, 7.00%, 2/15/2024	3		3

Pool # 782507, 9.50%, 10/15/2024	—	(k)	—	(k)

Pool # 780029, 9.00%, 11/15/2024	—	(k)	—	(k)

Pool # 780965, 9.50%, 12/15/2025	—	(k)	—	(k)

Pool # 442119, 7.50%, 11/15/2026	2		2

Pool # 411829, 7.50%, 7/15/2027	6		6

Pool # 554108, 6.50%, 3/15/2028	44		47

Pool # 481872, 7.50%, 7/15/2028	4		4

Pool # 468149, 8.00%, 8/15/2028	5		5

Pool # 468236, 6.50%, 9/15/2028	100		108

Pool # 486537, 7.50%, 9/15/2028	16		17

Pool # 486631, 6.50%, 10/15/2028	4		5

Pool # 466406, 6.00%, 11/15/2028	36		39

Pool # 781328, 7.00%, 9/15/2031	380		427

Pool # 569568, 6.50%, 1/15/2032	304		341

Pool # 591882, 6.50%, 7/15/2032	17		18

Pool # 607645, 6.50%, 2/15/2033	64		70

Pool # 607724, 7.00%, 2/15/2033	42		46

Pool # 783123, 5.50%, 4/15/2033	1,593		1,804

Pool # 604209, 6.50%, 4/15/2033	46		50

Pool # 614546, 5.50%, 6/15/2033	14		16

Pool # 781614, 7.00%, 6/15/2033	111		128

Pool # 781689, 5.50%, 12/15/2033	59		67

Pool # 632415, 5.50%, 7/15/2034	23		25

Pool # 574710, 5.50%, 9/15/2034	23		25

Pool # 782615, 7.00%, 6/15/2035	910		1,027

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	53

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 782025, 6.50%, 12/15/2035	341		383

Pool # 617486, 7.00%, 4/15/2037	106		114

Pool # 782212, 7.50%, 10/15/2037	148		167

Pool # BI6868, 5.00%, 3/15/2049	2,921		3,311

Pool # BM1726, 5.00%, 3/15/2049	2,945		3,330

GNMA II

Pool # CE5521, ARM, 2.06%, 8/20/2071 (j)	12,600		13,509

Pool # CE5523, ARM, 2.10%, 8/20/2071 (j)	20,422		21,928

Pool # CE9356, ARM, 1.82%, 9/20/2071 (j)	9,796		10,344

Pool # CE5533, ARM, 2.05%, 9/20/2071 (j)	37,457		40,138

Pool # CE5537, ARM, 2.06%, 9/20/2071 (j)	33,270		35,679

Pool # CE5536, ARM, 2.09%, 9/20/2071 (j)	31,887		34,272

Pool # CE5544, ARM, 2.01%, 10/20/2071 (j)	36,127		38,623

Pool # CE5550, ARM, 2.03%, 10/20/2071 (j)	17,991		19,251

Pool # CE5552, ARM, 2.02%, 11/20/2071 (j)	34,845		37,318

GNMA II, 30 Year

Pool # 1974, 8.50%, 3/20/2025	1		1

Pool # 1989, 8.50%, 4/20/2025	4		4

Pool # 2006, 8.50%, 5/20/2025	5		5

Pool # 2141, 8.00%, 12/20/2025	2		2

Pool # 2234, 8.00%, 6/20/2026	5		5

Pool # 2270, 8.00%, 8/20/2026	4		4

Pool # 2285, 8.00%, 9/20/2026	5		5

Pool # 2324, 8.00%, 11/20/2026	4		4

Pool # 2499, 8.00%, 10/20/2027	9		9

Pool # 2512, 8.00%, 11/20/2027	10		10

Pool # 2525, 8.00%, 12/20/2027	5		6

Pool # 2549, 7.50%, 2/20/2028	6		7

Pool # 2562, 6.00%, 3/20/2028	26		28

Pool # 2633, 8.00%, 8/20/2028	—	(k)	—	(k)

Pool # 2646, 7.50%, 9/20/2028	15		17

Pool # 2647, 8.00%, 9/20/2028	2		2

Pool # 2781, 6.50%, 7/20/2029	352		385

Pool # 4224, 7.00%, 8/20/2038	90		104

Pool # 4245, 6.00%, 9/20/2038	2,058		2,302

Pool # 783389, 6.00%, 8/20/2039	966		1,078

Pool # 783444, 5.50%, 9/20/2039	557		626

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 783967, 4.25%, 12/20/2044	5,072	5,408

Pool # AK8791, 3.75%, 7/20/2045	1,711	1,843

Pool # BD0481, 4.00%, 12/20/2047	1,695	1,791

Pool # BD0484, 4.50%, 12/20/2047	8,411	8,886

Pool # BE0207, 4.50%, 2/20/2048	5,127	5,512

Pool # BE0208, 4.50%, 2/20/2048	6,056	6,462

Pool # BE5169, 4.50%, 2/20/2048	6,649	7,088

Pool # BA7567, 4.50%, 5/20/2048	2,232	2,350

Pool # BG6360, 5.00%, 5/20/2048	9,014	9,879

Pool # BF2574, 5.50%, 5/20/2048	134	145

Pool # BI0728, 5.00%, 7/20/2048	8,932	9,819

Pool # BD0551, 4.50%, 8/20/2048	3,081	3,283

Pool # BI5288, 5.00%, 8/20/2048	11,500	12,579

Pool # BI5289, 5.00%, 8/20/2048	18,009	19,658

Pool # AY2411, 4.25%, 9/20/2048	3,978	4,351

Pool # 784598, 5.00%, 9/20/2048	12,929	14,165

Pool # 784626, 4.50%, 10/20/2048	2,076	2,198

Pool # BK2586, 5.00%, 11/20/2048	2,179	2,349

Pool # BJ7082, 5.00%, 12/20/2048	638	682

Pool # BJ7085, 5.00%, 12/20/2048	1,339	1,454

Pool # BK7169, 5.00%, 12/20/2048	11,340	12,188

Pool # BK8878, 4.50%, 2/20/2049	2,855	3,038

Pool # BK7189, 5.00%, 2/20/2049	10,021	10,809

Pool # BJ9972, 5.50%, 2/20/2049	1,654	1,795

Pool # BK7198, 4.50%, 3/20/2049	3,853	4,066

Pool # BK7199, 5.00%, 3/20/2049	2,421	2,614

Pool # BL8042, 5.00%, 3/20/2049	8,361	9,103

Pool # BL9333, 5.00%, 3/20/2049	3,143	3,428

Pool # BG0079, 5.50%, 3/20/2049	1,728	1,870

Pool # BL6756, 5.50%, 3/20/2049	470	506

Pool # BJ1322, 5.00%, 4/20/2049	6,201	6,817

Pool # BJ9622, 5.00%, 4/20/2049	2,632	2,828

Pool # BK7209, 5.00%, 4/20/2049	10,140	10,958

Pool # BL6758, 5.50%, 4/20/2049	2,519	2,725

Pool # BM9664, 4.50%, 5/20/2049	11,729	12,567

Pool # BM9683, 5.00%, 6/20/2049	21,568	23,324

Pool # BO2880, 5.00%, 6/20/2049	446	474

Pool # BN3950, 5.50%, 6/20/2049	4,397	4,768

Pool # BN2629, 4.00%, 7/20/2049	15,143	16,236

Pool # BI0926, 5.00%, 7/20/2049	1,112	1,202

Pool # BI0927, 5.00%, 7/20/2049	619	659

Pool # BM2186, 5.00%, 7/20/2049	997	1,079

Pool # BM2187, 5.00%, 7/20/2049	464	492

Pool # BO2871, 5.00%, 7/20/2049	382	405

Pool # BO2872, 5.00%, 7/20/2049	1,445	1,560

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # BO2878, 5.00%, 7/20/2049	640	687

Pool # BO2879, 5.00%, 7/20/2049	989	1,052

Pool # BO3162, 5.00%, 7/20/2049	59,161	65,700

Pool # BO3173, 5.00%, 7/20/2049	1,352	1,459

Pool # BO3174, 5.00%, 7/20/2049	757	810

Pool # BO3175, 5.00%, 7/20/2049	735	802

Pool # BO8226, 5.00%, 7/20/2049	554	591

Pool # BO8229, 5.00%, 7/20/2049	7,226	7,899

Pool # BO8235, 5.00%, 7/20/2049	839	894

Pool # BO8236, 5.00%, 7/20/2049	438	467

Pool # BP4243, 5.00%, 8/20/2049	14,317	15,555

Pool # BN2649, 3.50%, 9/20/2049	4,803	5,050

Pool # BM9713, 4.50%, 9/20/2049	3,759	3,975

Pool # BP4337, 4.50%, 9/20/2049	19,612	21,216

Pool # BQ3224, 4.50%, 9/20/2049	17,481	18,676

Pool # 784810, 5.00%, 9/20/2049	15,652	17,341

Pool # BM9734, 4.00%, 10/20/2049	5,258	5,556

Pool # 784847, 4.50%, 11/20/2049	27,128	29,188

Pool # BQ8694, 4.50%, 11/20/2049	1,194	1,288

Pool # BQ8696, 4.50%, 11/20/2049	1,110	1,206

Pool # BR2686, 4.50%, 11/20/2049	3,290	3,554

Pool # BR2687, 4.50%, 11/20/2049	5,223	5,654

Pool # BR2688, 4.50%, 11/20/2049	3,075	3,298

Pool # BR2689, 4.50%, 11/20/2049	4,624	4,989

Pool # BR2739, 4.50%, 11/20/2049	2,607	2,827

Pool # BR2756, 4.50%, 11/20/2049	2,730	2,975

Pool # BR2757, 4.50%, 11/20/2049	2,629	2,838

Pool # BR3820, 4.50%, 11/20/2049	464	491

Pool # BR3821, 4.50%, 11/20/2049	1,126	1,209

Pool # BS0953, 4.50%, 11/20/2049	2,348	2,546

Pool # BQ4131, 3.50%, 12/20/2049	15,774	16,523

Pool # BI0940, 4.50%, 12/20/2049	783	846

Pool # BQ3796, 4.50%, 12/20/2049	3,621	3,879

Pool # BR2730, 4.50%, 12/20/2049	1,196	1,292

Pool # BR2731, 4.50%, 12/20/2049	910	979

Pool # BR2732, 4.50%, 12/20/2049	1,699	1,844

Pool # BR2755, 4.50%, 12/20/2049	1,345	1,452

Pool # BR3822, 4.50%, 12/20/2049	896	959

Pool # BR3823, 4.50%, 12/20/2049	1,650	1,773

Pool # BR3824, 4.50%, 12/20/2049	1,390	1,502

Pool # BS0951, 4.50%, 12/20/2049	1,921	2,083

Pool # BS0952, 4.50%, 12/20/2049	1,690	1,842

Pool # BQ4132, 3.50%, 1/20/2050	6,449	6,781

Pool # BQ4133, 3.50%, 1/20/2050	6,446	6,823

Pool # BR1548, 3.50%, 1/20/2050	4,311	4,616

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BS8380, 4.50%, 2/20/2050	5,858	6,368

Pool # BP8085, 3.00%, 3/20/2050	4,519	4,600

Pool # BR3892, 4.00%, 3/20/2050	12,688	13,772

Pool # BT8094, 4.00%, 4/20/2050	1,242	1,344

Pool # BT8095, 4.00%, 4/20/2050	6,426	6,889

Pool # BT8096, 4.00%, 4/20/2050	8,856	9,409

Pool # BT8097, 4.00%, 4/20/2050	9,343	9,982

Pool # BT8098, 4.00%, 4/20/2050	11,372	12,146

Pool # BT8099, 4.00%, 4/20/2050	10,753	11,466

Pool # BW7042, 3.50%, 9/20/2050	23,160	24,927

Pool # 785294, 3.50%, 1/20/2051	69,399	74,996

Pool # MA7534, 2.50%, 8/20/2051	351,605	351,859

Pool # MA7649, 2.50%, 10/20/2051	42,152	42,182

Pool # CH9031, 3.50%, 10/20/2051	23,265	24,653

Pool # CI9257, 3.50%, 11/20/2051	28,367	30,067

Pool # CK1527, 3.50%, 12/20/2051	7,842	8,317

Pool # CK1600, 4.00%, 1/20/2052	17,974	19,467

Pool # CK7137, 4.00%, 1/20/2052	31,170	32,680

Pool # CL2553, 4.00%, 2/20/2052	20,527	21,525

GNMA II, Other

Pool # AD0858, 3.75%, 9/20/2038	572	599

Pool # 4285, 6.00%, 11/20/2038	12	13

Pool # AD0862, 3.75%, 1/20/2039	1,166	1,220

Pool # AC0973, 4.39%, 5/20/2063 (j)	12	12

Pool # 784879, 4.08%, 11/20/2069 (j)	16,478	17,293

Pool # 785137, 3.09%, 8/20/2070 (j)	18,483	18,777

Pool # 785183, 2.94%, 10/20/2070 (j)	40,890	41,062

Pool # 785863, 3.09%, 12/20/2071 (j)	12,461	12,746

Maple Estates 4/1/2032 (i)	49,000	49,414

Total Mortgage-Backed Securities (Cost $5,414,386)		$5,416,822

Collateralized Mortgage Obligations — 9.9%

ACC Series 2019-AA, 3.68%, 9/15/2022 ‡	15,578	15,576

Acrc Series TL-2021A, 3.75%, 11/15/2026 ‡	37,000	37,000

Alternative Loan Trust

Series 2004-2CB, Class 1A9, 5.75%, 3/25/2034	2,811	2,924

Series 2005-1CB, Class 1A6, IF, IO, 6.91%, 3/25/2035 ‡ (j)	855	107

Series 2005-22T1, Class A2, IF, IO, 4.88%, 6/25/2035 ‡ (j)	3,916	496

Series 2005-20CB, Class 3A8, IF, IO, 4.56%, 7/25/2035 ‡ (j)	2,982	315

Series 2005-28CB, Class 1A4, 5.50%, 8/25/2035	1,211	1,199

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	55

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2005-28CB, Class 3A5, 6.00%, 8/25/2035	51	31

Series 2005-37T1, Class A2, IF, IO, 4.86%, 9/25/2035 ‡ (j)	13,493	1,777

Series 2005-54CB, Class 1A2, IF, IO, 4.66%, 11/25/2035 ‡ (j)	4,127	489

Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	1,044	947

Series 2005-54CB, Class 1A7, 5.50%, 11/25/2035	15	14

Series 2005-64CB, Class 1A9, 5.50%, 12/25/2035	478	473

American General Mortgage Loan Trust Series 2006-1, Class A5, 5.75%, 12/25/2035 (b) (j)	6	6

Anchor Mortgage Trust Series 2021-1, Class A1, 2.60%, 10/25/2026 (b)	96,000	95,025

ANTLR Mortgage Trust Series 2021-RTL1, Class A1, 2.12%, 11/25/2024 (b) (j)	43,642	43,083

ASG Resecuritization Trust Series 2011-1, Class 2A35, 6.00%, 9/28/2036 (b) (j)	344	334

BAML PIMCO EBO 3.34%, 4/15/2023 ‡	33,901	33,901

Banc of America Alternative Loan Trust Series 2004-6, Class 15, PO, 7/25/2019 ‡	8	5

Banc of America Funding Trust

Series 2004-1, PO, 3/25/2034 ‡	120	93

Series 2004-2, Class 1CB1, 5.75%, 9/20/2034	132	138

Series 2005-6, Class 2A7, 5.50%, 10/25/2035	154	153

Series 2005-7, Class 30, PO, 11/25/2035 ‡	125	123

Series 2005-8, Class 30, PO, 1/25/2036 ‡	33	24

Series 2006-1, Class X, PO, 1/25/2036 ‡	39	27

Banc of America Mortgage Trust Series 2003-C, Class 3A1, 2.37%, 4/25/2033 (j)	88	89

Baring Series 2021-EBO1, Class PA, IO, 3.34%, 4/22/2023 ‡ (f) (j)	65,624	65,624

Bayview Financing Trust

Series 2020-3F, Class A, 3.08%, 11/10/2022 ‡ (b) (j)	27,935	27,896

Series 2021-2F, Class M2, 2.55%, 12/31/2049 ‡ (b) (j)	21,177	21,230

Bear Stearns ARM Trust

Series 2003-2, Class A5, 2.57%, 1/25/2033 (b) (j)	602	623

Series 2003-7, Class 3A, 2.48%, 10/25/2033 (j)	21	21

Series 2004-2, Class 14A, 2.91%, 5/25/2034 (j)	216	214

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2006-1, Class A1, 2.40%, 2/25/2036 (j)	567	578

Cch I 0.00%, 12/15/2027 ‡	77,000	77,000

Cendant Mortgage Capital CDMC Mortgage Pass-Through Certificates Series 2003-8, Class 1P, PO, 10/25/2033 ‡	18	16

Cendant Mortgage Capital LLC CDMC Mortgage Pass-Through Certificates Series 2004-1, Class P, PO, 2/25/2034 ‡	26	21

CFMT LLC Series 2021-HB5, Class A, 0.80%, 2/25/2031 (b) (j)	24,895	24,743

Chase Mortgage Finance Trust

Series 2007-A2, Class 1A1, 2.28%, 6/25/2035 (j)	89	87

Series 2007-A2, Class 2A1, 2.38%, 6/25/2035 (j)	210	212

Series 2007-A1, Class 1A3, 2.32%, 2/25/2037 (j)	158	160

Series 2007-A1, Class 2A1, 2.46%, 2/25/2037 (j)	252	256

Series 2007-A1, Class 7A1, 2.46%, 2/25/2037 (j)	36	37

Series 2007-A1, Class 9A1, 2.59%, 2/25/2037 (j)	135	137

CHL Mortgage Pass-Through Trust

Series 2004-8, Class 2A1, 4.50%, 6/25/2019	13	1

Series 2002-18, PO, 11/25/2032 ‡	43	36

Series 2004-3, Class A26, 5.50%, 4/25/2034	144	144

Series 2004-3, Class A4, 5.75%, 4/25/2034	98	98

Series 2004-HYB1, Class 2A, 2.68%, 5/20/2034 (j)	63	65

Series 2004-HYB3, Class 2A, 1.98%, 6/20/2034 (j)	286	291

Series 2004-7, Class 2A1, 2.52%, 6/25/2034 (j)	40	41

Series 2004-5, Class 1A4, 5.50%, 6/25/2034	631	643

Series 2004-HYB6, Class A3, 2.54%, 11/20/2034 (j)	213	219

Series 2005-14, Class A2, 5.50%, 7/25/2035	90	61

Series 2005-16, Class A23, 5.50%, 9/25/2035	51	42

Series 2005-22, Class 2A1, 2.48%, 11/25/2035 (j)	834	793

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Citicorp Mortgage Securities Trust

Series 2006-1, Class 2A1, 5.00%, 2/25/2021	12	12

Series 2006-4, Class 1A2, 6.00%, 8/25/2036	234	235

Citigroup Global Markets Mortgage Securities VII, Inc.

Series 2003-UP2, Class 1, PO, 12/25/2018 ‡	1	1

Series 2003-HYB1, Class A, 2.24%, 9/25/2033 (j)	196	206

Citigroup Mortgage Loan Trust

Series 2009-10, Class 1A1, 2.52%, 9/25/2033 (b) (j)	781	786

Series 2015-A, Class B2, 4.50%, 6/25/2058 (b) (j)	2,490	2,520

Citigroup Mortgage Loan Trust, Inc.

Series 2003-1, Class 3, PO, 9/25/2033 ‡	31	27

Series 2003-UP3, Class A3, 7.00%, 9/25/2033	21	22

Series 2003-1, Class 2, PO, 10/25/2033 ‡	2	1

Series 2003-1, Class 2A6, PO, 10/25/2033 ‡	11	10

Series 2003-1, Class 2A5, 5.25%, 10/25/2033	60	61

Series 2004-UST1, Class A6, 1.95%, 8/25/2034 (j)	48	46

Series 2005-1, Class 2A1A, 2.22%, 2/25/2035 (j)	153	146

Series 2005-2, Class 2A11, 5.50%, 5/25/2035	551	559

Series 2005-5, Class 1A2, 3.08%, 8/25/2035 (j)	444	370

Conix Mortgage Asset Trust Series 2013-1, Class A, 0.00%, 12/25/2047 ‡ (j) (l)	8,628	136

Credit Suisse First Boston Mortgage Securities Corp. (Switzerland)

Series 2004-5, Class 3A1, 5.25%, 8/25/2019	82	75

Series 2003-1, Class DB1, 6.68%, 2/25/2033 (j)	458	482

Series 2003-AR15, Class 3A1, 2.28%, 6/25/2033 (j)	130	136

Series 2003-21, Class 1A4, 5.25%, 9/25/2033	257	259

Series 2003-23, Class 1P, PO, 10/25/2033 ‡	230	183

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

CSFB Mortgage-Backed Pass-Through Certificates

Series 2003-27, Class 5A4, 5.25%, 11/25/2033	21		21

Series 2004-4, Class 2A4, 5.50%, 9/25/2034	194		199

Series 2004-8, Class 1A4, 5.50%, 12/25/2034	627		630

Series 2005-9, Class AP, PO, 10/25/2035 ‡	71		57

Series 2005-9, Class DX, IO, 5.50%, 10/25/2035 ‡	1,172		132

Series 2005-10, Class AP, PO, 11/25/2035 ‡	49		34

CSMC Trust

Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (b) (j)	25,719		25,070

Series 2021-JR2, Class A1, 2.22%, 11/25/2061 (b) (j)	30,263		29,747

CVS Pass-Through Trust Series 2009, 8.35%, 7/10/2031 (b)	4,933		6,100

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 2A1, 4.33%, 2/25/2020 (j)	45		45

FHLMC - GNMA

Series 8, Class ZA, 7.00%, 3/25/2023	5		5

Series 24, Class ZE, 6.25%, 11/25/2023	10		10

Series 29, Class L, 7.50%, 4/25/2024	72		74

FHLMC, Reference REMIC

Series R006, Class ZA, 6.00%, 4/15/2036	1,580		1,803

Series R007, Class ZA, 6.00%, 5/15/2036	2,038		2,298

FHLMC, REMIC

Series 1206, Class IA, 7.00%, 3/15/2022	—	(k)	—	(k)

Series 1250, Class J, 7.00%, 5/15/2022	—	(k)	—	(k)

Series 1343, Class LB, 7.50%, 8/15/2022	—	(k)	—	(k)

Series 1343, Class LA, 8.00%, 8/15/2022	1		1

Series 1370, Class JA, 1.34%, 9/15/2022 (j)	1		1

Series 2512, Class PG, 5.50%, 10/15/2022	28		28

Series 1455, Class WB, IF, 4.62%, 12/15/2022 (j)	1		1

Series 2535, Class BK, 5.50%, 12/15/2022	5		5

Series 1470, Class F, 1.22%, 2/15/2023 (j)	—	(k)	—	(k)

Series 1466, Class PZ, 7.50%, 2/15/2023	17		17

Series 2586, Class HD, 5.50%, 3/15/2023	159		161

Series 1498, Class I, 1.34%, 4/15/2023 (j)	12		12

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	57

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2595, Class HC, 5.50%, 4/15/2023	190		193

Series 1502, Class PX, 7.00%, 4/15/2023	18		18

Series 1491, Class I, 7.50%, 4/15/2023	4		4

Series 1798, Class F, 5.00%, 5/15/2023	20		20

Series 1505, Class Q, 7.00%, 5/15/2023	2		2

Series 1518, Class G, IF, 8.61%, 5/15/2023 (j)	9		9

Series 2033, Class J, 5.60%, 6/15/2023	31		32

Series 1541, Class O, 1.00%, 7/15/2023 (j)	10		10

Series 2638, Class DS, IF, 8.41%, 7/15/2023 (j)	12		12

Series 1541, Class M, HB, IF, 26.62%, 7/15/2023 (j)	2		2

Series 1570, Class F, 1.72%, 8/15/2023 (j)	—	(k)	—	(k)

Series 1608, Class L, 6.50%, 9/15/2023	79		82

Series 1573, Class PZ, 7.00%, 9/15/2023	17		17

Series 2571, Class SK, HB, IF, 33.68%, 9/15/2023 (j)	8		9

Series 1591, Class PV, 6.25%, 10/15/2023	10		11

Series 1602, Class SA, HB, IF, 22.40%, 10/15/2023 (j)	8		9

Series 2709, Class PG, 5.00%, 11/15/2023	322		329

Series 2710, Class HB, 5.50%, 11/15/2023	58		59

Series 1642, Class PJ, 6.00%, 11/15/2023	30		31

Series 2720, Class PC, 5.00%, 12/15/2023	32		32

Series 1983, Class Z, 6.50%, 12/15/2023	20		21

Series 2283, Class K, 6.50%, 12/15/2023	21		22

Series 1658, Class GZ, 7.00%, 1/15/2024	11		12

Series 1700, Class GA, PO, 2/15/2024	—	(k)	—	(k)

Series 1865, Class D, PO, 2/15/2024	23		22

Series 1671, Class L, 7.00%, 2/15/2024	6		6

Series 1671, Class QC, IF, 10.00%, 2/15/2024 (j)	8		9

Series 1686, Class SH, IF, 19.00%, 2/15/2024 (j)	1		1

Series 1699, Class FC, 0.71%, 3/15/2024 (j)	2		2

Series 1709, Class FA, 0.97%, 3/15/2024 (j)	1		1

Series 1695, Class EB, 7.00%, 3/15/2024	10		10

Series 1706, Class K, 7.00%, 3/15/2024	56		58

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2033, Class SN, HB, IF, 30.43%, 3/15/2024 (j)	7	1

Series 1720, Class PL, 7.50%, 4/15/2024	28	29

Series 2306, Class K, PO, 5/15/2024	10	10

Series 2306, Class SE, IF, IO, 8.78%, 5/15/2024 (j)	24	2

Series 1737, Class L, 6.00%, 6/15/2024	36	37

Series 1745, Class D, 7.50%, 8/15/2024	19	20

Series 3614, Class QB, 4.00%, 12/15/2024	472	483

Series 2903, Class Z, 5.00%, 12/15/2024	111	117

Series 2967, Class S, HB, IF, 32.77%, 4/15/2025 (j)	39	44

Series 3684, Class CY, 4.50%, 6/15/2025	1,640	1,697

Series 3022, Class SX, IF, 16.40%, 8/15/2025 (j)	18	19

Series 3051, Class DP, HB, IF, 27.19%, 10/15/2025 (j)	59	71

Series 3793, Class AB, 3.50%, 1/15/2026	1,841	1,894

Series 1829, Class ZB, 6.50%, 3/15/2026	5	5

Series 1863, Class Z, 6.50%, 7/15/2026	39	41

Series 1890, Class H, 7.50%, 9/15/2026	10	11

Series 1899, Class ZE, 8.00%, 9/15/2026	32	36

Series 1927, Class ZA, 6.50%, 1/15/2027	43	47

Series 1927, Class PH, 7.50%, 1/15/2027	79	87

Series 1963, Class Z, 7.50%, 1/15/2027	30	34

Series 1935, Class FL, 0.89%, 2/15/2027 (j)	2	2

Series 1981, Class Z, 6.00%, 5/15/2027	60	63

Series 1970, Class PG, 7.25%, 7/15/2027	3	3

Series 1987, Class PE, 7.50%, 9/15/2027	30	33

Series 2019, Class Z, 6.50%, 12/15/2027	41	45

Series 2038, Class PN, IO, 7.00%, 3/15/2028	46	6

Series 2040, Class PE, 7.50%, 3/15/2028	121	135

Series 2054, Class PV, 7.50%, 5/15/2028	50	56

Series 2063, Class PG, 6.50%, 6/15/2028	70	77

Series 2064, Class TE, 7.00%, 6/15/2028	10	12

Series 2070, Class C, 6.00%, 7/15/2028	51	55

Series 2075, Class PM, 6.25%, 8/15/2028	163	176

Series 2075, Class PH, 6.50%, 8/15/2028	152	167

Series 2086, Class GB, 6.00%, 9/15/2028	17	19

Series 2089, Class PJ, IO, 7.00%, 10/15/2028	63	6

Series 2095, Class PE, 6.00%, 11/15/2028	129	140

Series 2106, Class ZD, 6.00%, 12/15/2028	263	286

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2388, Class FB, 0.79%, 1/15/2029 (j)	62		62

Series 2110, Class PG, 6.00%, 1/15/2029	340		371

Series 2125, Class JZ, 6.00%, 2/15/2029	77		83

Series 2126, Class CB, 6.25%, 2/15/2029	351		379

Series 2132, Class SB, HB, IF, 30.09%, 3/15/2029 (j)	10		13

Series 2141, IO, 7.00%, 4/15/2029	5		—	(k)

Series 2169, Class TB, 7.00%, 6/15/2029	327		364

Series 2163, Class PC, IO, 7.50%, 6/15/2029	25		2

Series 2172, Class QC, 7.00%, 7/15/2029	188		210

Series 2176, Class OJ, 7.00%, 8/15/2029	87		99

Series 2196, Class TL, 7.50%, 11/15/2029	—	(k)	1

Series 2201, Class C, 8.00%, 11/15/2029	62		68

Series 2204, Class GB, 8.00%, 12/20/2029 (j)	4		1

Series 2208, Class PG, 7.00%, 1/15/2030	163		185

Series 2209, Class TC, 8.00%, 1/15/2030	44		51

Series 2210, Class Z, 8.00%, 1/15/2030	165		190

Series 2224, Class CB, 8.00%, 3/15/2030	40		47

Series 3654, Class DC, 5.00%, 4/15/2030	6,098		6,548

Series 2230, Class Z, 8.00%, 4/15/2030	55		62

Series 2234, Class PZ, 7.50%, 5/15/2030	40		46

Series 2247, Class Z, 7.50%, 8/15/2030	42		47

Series 2256, Class MC, 7.25%, 9/15/2030	101		115

Series 2259, Class ZM, 7.00%, 10/15/2030	127		143

Series 2262, Class Z, 7.50%, 10/15/2030	9		11

Series 2271, Class PC, 7.25%, 12/15/2030	132		151

Series 2296, Class PD, 7.00%, 3/15/2031	76		86

Series 2313, Class LA, 6.50%, 5/15/2031	25		27

Series 2325, Class PM, 7.00%, 6/15/2031	46		53

Series 2359, Class ZB, 8.50%, 6/15/2031	140		164

Series 2332, Class ZH, 7.00%, 7/15/2031	145		164

Series 2344, Class ZD, 6.50%, 8/15/2031	837		933

Series 2344, Class ZJ, 6.50%, 8/15/2031	101		115

Series 2345, Class NE, 6.50%, 8/15/2031	67		76

Series 2351, Class PZ, 6.50%, 8/15/2031	58		64

Series 2367, Class ME, 6.50%, 10/15/2031	85		93

Series 2399, Class OH, 6.50%, 1/15/2032	104		116

Series 2399, Class TH, 6.50%, 1/15/2032	135		152

Series 2418, Class FO, 1.09%, 2/15/2032 (j)	234		237

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2410, Class OE, 6.38%, 2/15/2032	58	61

Series 2410, Class NG, 6.50%, 2/15/2032	146	165

Series 2420, Class XK, 6.50%, 2/15/2032	184	207

Series 2475, Class S, IF, IO, 7.81%, 2/15/2032 (j)	345	60

Series 2410, Class QX, IF, IO, 8.46%, 2/15/2032 (j)	70	11

Series 2412, Class SP, IF, 15.72%, 2/15/2032 (j)	162	202

Series 2410, Class QS, IF, 19.00%, 2/15/2032 (j)	181	237

Series 2423, Class TB, 6.50%, 3/15/2032	252	276

Series 2430, Class WF, 6.50%, 3/15/2032	214	243

Series 2423, Class MC, 7.00%, 3/15/2032	136	155

Series 2423, Class MT, 7.00%, 3/15/2032	168	193

Series 2444, Class ES, IF, IO, 7.76%, 3/15/2032 (j)	139	20

Series 2450, Class SW, IF, IO, 7.81%, 3/15/2032 (j)	90	13

Series 2434, Class ZA, 6.50%, 4/15/2032	432	473

Series 2435, Class CJ, 6.50%, 4/15/2032	342	384

Series 2441, Class GF, 6.50%, 4/15/2032	52	58

Series 2434, Class TC, 7.00%, 4/15/2032	287	329

Series 2436, Class MC, 7.00%, 4/15/2032	77	85

Series 2455, Class GK, 6.50%, 5/15/2032	168	185

Series 2450, Class GZ, 7.00%, 5/15/2032	158	183

Series 2458, Class ZM, 6.50%, 6/15/2032	139	152

Series 2466, Class DH, 6.50%, 6/15/2032	64	72

Series 2466, Class PH, 6.50%, 6/15/2032	189	213

Series 2474, Class NR, 6.50%, 7/15/2032	181	202

Series 2484, Class LZ, 6.50%, 7/15/2032	233	260

Series 3393, Class JO, PO, 9/15/2032	583	528

Series 2500, Class MC, 6.00%, 9/15/2032	220	246

Series 2835, Class QO, PO, 12/15/2032	27	25

Series 2571, Class FY, 0.94%, 12/15/2032 (j)	222	226

Series 2543, Class YX, 6.00%, 12/15/2032	409	455

Series 2544, Class HC, 6.00%, 12/15/2032	145	166

Series 2571, Class SY, IF, 18.14%, 12/15/2032 (j)	131	166

Series 2552, Class ME, 6.00%, 1/15/2033	270	303

Series 2567, Class QD, 6.00%, 2/15/2033	260	294

Series 2575, Class ME, 6.00%, 2/15/2033	1,068	1,192

Series 2596, Class QG, 6.00%, 3/15/2033	165	180

Series 2586, Class WI, IO, 6.50%, 3/15/2033	107	20

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	59

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2631, Class SA, IF, 14.50%, 6/15/2033 (j)	363	436

Series 2653, Class PZ, 5.00%, 7/15/2033	2,131	2,279

Series 2642, Class SL, IF, 6.75%, 7/15/2033 (j)	4	4

Series 2692, Class SC, IF, 12.90%, 7/15/2033 (j)	133	160

Series 4238, Class WY, 3.00%, 8/15/2033	3,015	3,102

Series 2671, Class S, IF, 14.41%, 9/15/2033 (j)	112	139

Series 2733, Class SB, IF, 7.84%, 10/15/2033 (j)	2,821	3,069

Series 2780, Class SY, IF, 16.08%, 11/15/2033 (j)	53	69

Series 2722, Class PF, 0.79%, 12/15/2033 (j)	875	888

Series 3920, Class LP, 5.00%, 1/15/2034	1,318	1,435

Series 2744, Class PE, 5.50%, 2/15/2034	9	10

Series 2802, Class OH, 6.00%, 5/15/2034	557	604

Series 2990, Class SL, HB, IF, 23.79%, 6/15/2034 (j)	95	104

Series 3611, PO, 7/15/2034	561	513

Series 3305, Class MG, IF, 2.41%, 7/15/2034 (j)	221	233

Series 2990, Class GO, PO, 2/15/2035	183	164

Series 2929, Class MS, HB, IF, 27.32%, 2/15/2035 (j)	237	298

Series 3077, Class TO, PO, 4/15/2035	167	161

Series 2968, Class EH, 6.00%, 4/15/2035	6,161	6,754

Series 2981, Class FA, 0.59%, 5/15/2035 (j)	279	282

Series 2988, Class AF, 0.49%, 6/15/2035 (j)	447	449

Series 2990, Class WP, IF, 16.75%, 6/15/2035 (j)	7	8

Series 3014, Class OD, PO, 8/15/2035	45	39

Series 3085, Class WF, 0.99%, 8/15/2035 (j)	265	271

Series 3029, Class SO, PO, 9/15/2035	126	119

Series 3064, Class SG, IF, 19.36%, 11/15/2035 (j)	182	248

Series 3101, Class UZ, 6.00%, 1/15/2036	637	721

Series 3102, Class HS, HB, IF, 23.87%, 1/15/2036 (j)	33	42

Series 3117, Class AO, PO, 2/15/2036	338	321

Series 3117, Class EO, PO, 2/15/2036	145	131

Series 3117, Class OG, PO, 2/15/2036	108	99

Series 3117, Class OK, PO, 2/15/2036	128	116

Series 3122, Class OH, PO, 3/15/2036	209	190

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3122, Class OP, PO, 3/15/2036	194	184

Series 3134, PO, 3/15/2036	35	33

Series 3122, Class ZB, 6.00%, 3/15/2036	25	35

Series 3138, PO, 4/15/2036	174	157

Series 3147, PO, 4/15/2036	394	375

Series 3607, Class AO, PO, 4/15/2036	349	309

Series 3607, Class BO, PO, 4/15/2036	639	582

Series 3137, Class XP, 6.00%, 4/15/2036	415	473

Series 3219, Class DI, IO, 6.00%, 4/15/2036	324	67

Series 3819, Class ZQ, 6.00%, 4/15/2036	3,429	3,907

Series 3149, Class SO, PO, 5/15/2036	100	87

Series 3151, PO, 5/15/2036	226	205

Series 3153, Class EO, PO, 5/15/2036	276	246

Series 3233, Class OP, PO, 5/15/2036	46	42

Series 3171, Class MO, PO, 6/15/2036	438	413

Series 3164, Class MG, 6.00%, 6/15/2036	97	103

Series 3523, Class SD, IF, 19.14%, 6/15/2036 (j)	123	146

Series 3179, Class OA, PO, 7/15/2036	114	101

Series 3181, Class AZ, 6.50%, 7/15/2036	434	499

Series 3195, Class PD, 6.50%, 7/15/2036	347	383

Series 3194, Class SA, IF, IO, 6.91%, 7/15/2036 (j)	59	11

Series 3200, PO, 8/15/2036	185	167

Series 3200, Class AY, 5.50%, 8/15/2036	807	906

Series 3645, Class KZ, 5.50%, 8/15/2036	288	321

Series 3202, Class HI, IF, IO, 6.46%, 8/15/2036 (j)	2,732	494

Series 3213, Class OA, PO, 9/15/2036	103	92

Series 3218, Class AO, PO, 9/15/2036	88	72

Series 3225, Class EO, PO, 10/15/2036	228	207

Series 3232, Class ST, IF, IO, 6.51%, 10/15/2036 (j)	275	49

Series 3704, Class DT, 7.50%, 11/15/2036	2,624	3,083

Series 3256, PO, 12/15/2036	119	107

Series 3704, Class CT, 7.00%, 12/15/2036	6,556	7,636

Series 3704, Class ET, 7.50%, 12/15/2036	2,271	2,697

Series 3261, Class OA, PO, 1/15/2037	119	107

Series 3260, Class CS, IF, IO, 5.95%, 1/15/2037 (j)	185	32

Series 3274, Class JO, PO, 2/15/2037	31	29

Series 3510, Class OD, PO, 2/15/2037	336	316

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 3275, Class FL, 0.63%, 2/15/2037 (j)	204	207

Series 3274, Class B, 6.00%, 2/15/2037	264	290

Series 3286, PO, 3/15/2037	25	21

Series 3290, Class SB, IF, IO, 6.26%, 3/15/2037 (j)	349	59

Series 3443, Class SY, IF, 9.00%, 3/15/2037 (j)	110	128

Series 3373, Class TO, PO, 4/15/2037	117	106

Series 3302, Class UT, 6.00%, 4/15/2037	319	363

Series 3316, PO, 5/15/2037	216	190

Series 3318, Class AO, PO, 5/15/2037	6	5

Series 3607, PO, 5/15/2037	1,217	1,074

Series 3315, Class HZ, 6.00%, 5/15/2037	304	338

Series 3326, Class JO, PO, 6/15/2037	20	18

Series 3331, PO, 6/15/2037	121	109

Series 3607, Class OP, PO, 7/15/2037	1,137	996

Series 4032, Class TO, PO, 7/15/2037	1,673	1,464

Series 4048, Class FJ, 0.50%, 7/15/2037 (j)	3,270	3,271

Series 3344, Class SL, IF, IO, 6.41%, 7/15/2037 (j)	274	41

Series 3365, PO, 9/15/2037	173	152

Series 3371, Class FA, 0.79%, 9/15/2037 (j)	85	86

Series 3387, Class SA, IF, IO, 6.23%, 11/15/2037 (j)	1,363	221

Series 3383, Class SA, IF, IO, 6.26%, 11/15/2037 (j)	805	144

Series 3404, Class SC, IF, IO, 5.81%, 1/15/2038 (j)	1,656	267

Series 3422, Class SE, IF, 16.97%, 2/15/2038 (j)	65	78

Series 3423, Class PB, 5.50%, 3/15/2038	1,432	1,596

Series 3424, Class PI, IF, IO, 6.61%, 4/15/2038 (j)	797	167

Series 3453, Class B, 5.50%, 5/15/2038	95	106

Series 3461, Class LZ, 6.00%, 6/15/2038	68	77

Series 3461, Class Z, 6.00%, 6/15/2038	1,947	2,167

Series 3455, Class SE, IF, IO, 6.01%, 6/15/2038 (j)	654	93

Series 3481, Class SJ, IF, IO, 5.66%, 8/15/2038 (j)	1,170	192

Series 3895, Class WA, 5.67%, 10/15/2038 (j)	469	522

Series 3501, Class CB, 5.50%, 1/15/2039	900	999

Series 3546, Class A, 1.63%, 2/15/2039 (j)	375	384

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3511, Class SA, IF, IO, 5.81%, 2/15/2039 (j)	516	75

Series 3531, Class SM, IF, IO, 5.91%, 5/15/2039 (j)	78	12

Series 3531, Class SA, IF, IO, 6.11%, 5/15/2039 (j)	574	38

Series 3549, Class FA, 1.39%, 7/15/2039 (j)	124	127

Series 3680, Class MA, 4.50%, 7/15/2039	578	587

Series 3607, Class TO, PO, 10/15/2039	608	541

Series 3795, Class EI, IO, 5.00%, 10/15/2039	505	19

Series 3608, Class SC, IF, IO, 6.06%, 12/15/2039 (j)	520	75

Series 3621, Class BO, PO, 1/15/2040	524	475

Series 3802, Class LS, IF, IO, 1.56%, 1/15/2040 (j)	3,116	131

Series 3632, Class BS, IF, 16.86%, 2/15/2040 (j)	1,671	2,068

Series 3966, Class BF, 0.69%, 10/15/2040 (j)	99	99

Series 3740, Class SB, IF, IO, 5.81%, 10/15/2040 (j)	1,259	172

Series 3740, Class SC, IF, IO, 5.81%, 10/15/2040 (j)	1,123	200

Series 3779, Class GZ, 4.50%, 12/15/2040	7,274	7,472

Series 3779, Class Z, 4.50%, 12/15/2040	17,785	18,914

Series 3860, Class PZ, 5.00%, 5/15/2041	12,606	13,934

Series 3852, Class QN, IF, 5.50%, 5/15/2041 (j)	880	935

Series 3852, Class TP, IF, 5.50%, 5/15/2041 (j)	2,278	2,409

Series 4048, Class FB, 0.59%, 10/15/2041 (j)	2,385	2,398

Series 3957, Class B, 4.00%, 11/15/2041	1,573	1,671

Series 3966, Class NA, 4.00%, 12/15/2041	1,412	1,516

Series 4012, Class FN, 0.69%, 3/15/2042 (j)	4,055	4,094

Series 4077, Class FB, 0.69%, 7/15/2042 (j)	1,681	1,708

Series 4217, Class KY, 3.00%, 6/15/2043	1,794	1,853

Series 4257, Class DZ, 2.50%, 10/15/2043	6,029	5,940

Series 3688, Class GT, 7.48%, 11/15/2046 (j)	3,376	3,872

Series 4809, Class ZM, 4.00%, 7/15/2048	32,089	33,627

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	61

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 4837, Class ZB, 4.00%, 10/15/2048	9,456	10,003

FHLMC, STRIPS

Series 197, PO, 4/1/2028	262	249

Series 233, Class 11, IO, 5.00%, 9/15/2035	580	112

Series 233, Class 12, IO, 5.00%, 9/15/2035	496	71

Series 233, Class 13, IO, 5.00%, 9/15/2035	946	181

Series 239, Class S30, IF, IO, 7.51%, 8/15/2036 (j)	1,779	484

Series 264, Class F1, 0.74%, 7/15/2042 (j)	6,910	7,060

Series 262, Class 35, 3.50%, 7/15/2042	18,196	19,025

Series 270, Class F1, 0.69%, 8/15/2042 (j)	2,492	2,558

Series 299, Class 300, 3.00%, 1/15/2043	1,381	1,390

Series 310, PO, 9/15/2043	4,093	3,672

FHLMC, Structured Pass-Through Certificates, Whole Loan

Series T-41, Class 3A, 4.60%, 7/25/2032 (j)	373	399

Series T-48, Class 1A, 2.61%, 7/25/2033 (j)	1,091	1,152

Series T-76, Class 2A, 1.55%, 10/25/2037 (j)	6,463	6,515

Series T-42, Class A5, 7.50%, 2/25/2042	1,506	1,771

Series T-51, Class 2A, 7.50%, 8/25/2042 (j)	279	353

Series T-54, Class 2A, 6.50%, 2/25/2043	1,665	1,953

Series T-54, Class 3A, 7.00%, 2/25/2043	528	636

Series T-56, Class A5, 5.23%, 5/25/2043	3,633	4,004

Series T-57, Class 1AP, PO, 7/25/2043	130	110

Series T-57, Class 1A3, 7.50%, 7/25/2043	347	414

Series T-58, Class A, PO, 9/25/2043	145	117

Series T-58, Class 4A, 7.50%, 9/25/2043	2,000	2,251

Series T-59, Class 1AP, PO, 10/25/2043	166	109

Series T-59, Class 1A2, 7.00%, 10/25/2043	1,966	2,240

Series T-62, Class 1A1, 1.30%, 10/25/2044 (j)	2,240	2,292

First Horizon Alternative Mortgage Securities Trust

Series 2005-FA8, Class 1A19, 5.50%, 11/25/2035	516	345

Series 2007-FA4, Class 1A2, IF, IO, 5.46%, 8/25/2037 ‡ (j)	5,254	982

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FMC GMSR Issuer Trust 3.69%, 2/25/2024 (b)	116,200	116,200

Series 2020-GT1, Class A, 4.45%, 1/25/2026 (b) (j)	56,650	56,551

Series 2021-GT1, Class A, 3.62%, 7/25/2026 (b) (j)	43,050	41,699

Series 2021-GT2, Class A, 3.85%, 10/25/2026 (b) (j)	51,910	50,402

FNMA Trust, Whole Loan

Series 2004-W1, Class 2A2, 7.00%, 12/25/2033	1,347	1,522

Series 2003-W8, Class 3F1, 0.59%, 5/25/2042 (j)	185	185

Series 2003-W2, Class 2A9, 5.90%, 7/25/2042	344	380

Series 2003-W2, Class 1A1, 6.50%, 7/25/2042	587	656

Series 2003-W6, Class 2A4, 5.20%, 9/25/2042	2,155	2,294

Series 2003-W6, Class 3A, 6.50%, 9/25/2042	768	857

Series 2003-W8, Class 2A, 7.00%, 10/25/2042	820	914

Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	248	280

Series 2004-W8, Class 3A, 7.50%, 6/25/2044	234	261

Series 2004-W15, Class 2AF, 0.44%, 8/25/2044 (j)	730	726

Series 2005-W3, Class 2AF, 0.41%, 3/25/2045 (j)	5,967	5,947

Series 2005-W4, Class 1A1, 6.00%, 8/25/2045	339	373

Series 2006-W2, Class 2A, 2.31%, 11/25/2045 (j)	872	913

Series 2006-W2, Class 1AF1, 0.41%, 2/25/2046 (j)	2,681	2,681

FNMA, Grantor Trust, Whole Loan

Series 1999-T2, Class A1, 7.50%, 1/19/2039 (j)	385	407

Series 2001-T3, Class A1, 7.50%, 11/25/2040	642	700

Series 2002-T4, Class A1, 6.50%, 12/25/2041	7,412	8,249

Series 2002-T16, Class A2, 7.00%, 7/25/2042	760	877

Series 2004-T2, Class 2A, 3.32%, 7/25/2043 (j)	574	595

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2004-T2, Class 1A4, 7.50%, 11/25/2043	1,228		1,376

Series 2004-T1, Class 1A2, 6.50%, 1/25/2044	136		153

Series 2004-T3, Class PT1, 10.39%, 1/25/2044 (j)	148		174

Series 2004-T3, Class 1A2, 6.50%, 2/25/2044	1,888		2,113

Series 2004-T3, Class 1A3, 7.00%, 2/25/2044	777		885

FNMA, REMIC

Series 1992-101, Class J, 7.50%, 6/25/2022	—	(k)	—	(k)

Series G92-42, Class Z, 7.00%, 7/25/2022	—	(k)	—	(k)

Series G92-35, Class E, 7.50%, 7/25/2022	1		1

Series 1992-117, Class MA, 8.00%, 7/25/2022	4		4

Series G92-35, Class G, HB, 1,184.78%, 7/25/2022	—	(k)	—	(k)

Series 1992-136, Class PK, 6.00%, 8/25/2022	1		1

Series 1996-59, Class J, 6.50%, 8/25/2022	1		1

Series G92-52, Class FD, 0.13%, 9/25/2022 (j)	—	(k)	—	(k)

Series 1992-143, Class MA, 5.50%, 9/25/2022	—	(k)	—	(k)

Series 2002-54, Class PG, 6.00%, 9/25/2022	28		28

Series G92-54, Class ZQ, 7.50%, 9/25/2022	—	(k)	—	(k)

Series 1992-163, Class M, 7.75%, 9/25/2022	1		1

Series 1992-150, Class M, 8.00%, 9/25/2022	4		4

Series G92-62, Class B, PO, 10/25/2022	—	(k)	—	(k)

Series G92-59, Class F, 0.92%, 10/25/2022 (j)	—	(k)	—	(k)

Series G92-61, Class Z, 7.00%, 10/25/2022	—	(k)	—	(k)

Series 1992-188, Class PZ, 7.50%, 10/25/2022	4		4

Series G93-1, Class KA, 7.90%, 1/25/2023	2		2

Series G93-5, Class Z, 6.50%, 2/25/2023	2		2

Series 1997-61, Class ZC, 7.00%, 2/25/2023	20		20

Series 1993-27, Class SA, IF, 15.50%, 2/25/2023 (j)	1		1

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2003-17, Class EQ, 5.50%, 3/25/2023	98		99

Series G93-14, Class J, 6.50%, 3/25/2023	1		1

Series 1993-37, Class PX, 7.00%, 3/25/2023	18		18

Series 1993-25, Class J, 7.50%, 3/25/2023	7		7

Series 1993-21, Class KA, 7.70%, 3/25/2023	3		3

Series 1998-4, Class C, PO, 4/25/2023	1		1

Series 2003-23, Class EQ, 5.50%, 4/25/2023	194		197

Series G93-17, Class SI, IF, 6.00%, 4/25/2023 (j)	3		4

Series 1993-54, Class Z, 7.00%, 4/25/2023	6		6

Series 1998-43, Class SA, IF, IO, 18.17%, 4/25/2023 (j)	5		—	(k)

Series 1993-62, Class SA, HB, IF, 20.01%, 4/25/2023 (j)	3		3

Series 2003-39, Class LW, 5.50%, 5/25/2023	54		55

Series 1993-56, Class PZ, 7.00%, 5/25/2023	76		78

Series 2008-61, Class BH, 4.50%, 7/25/2023	54		55

Series 1993-136, Class ZB, 6.00%, 7/25/2023 (j)	46		47

Series 1993-122, Class M, 6.50%, 7/25/2023	2		2

Series 1993-99, Class Z, 7.00%, 7/25/2023	48		50

Series 2002-1, Class G, 7.00%, 7/25/2023	28		29

Series G93-27, Class FD, 1.07%, 8/25/2023 (j)	2		2

Series 2002-83, Class CS, 6.88%, 8/25/2023	43		44

Series 1993-141, Class Z, 7.00%, 8/25/2023	72		74

Series 1999-38, Class SK, IF, IO, 7.86%, 8/25/2023 (j)	—	(k)	—	(k)

Series 1996-14, Class SE, IF, IO, 8.93%, 8/25/2023 (j)	39		2

Series 1993-205, Class H, PO, 9/25/2023	3		3

Series G93-37, Class H, PO, 9/25/2023	1		1

Series 1993-178, Class PK, 6.50%, 9/25/2023	4		4

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	63

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 1993-165, Class SK, IF, 12.50%, 9/25/2023 (j)	3		3

Series 1993-165, Class SD, IF, 14.38%, 9/25/2023 (j)	2		2

Series 1993-183, Class KA, 6.50%, 10/25/2023	60		62

Series 1993-189, Class PL, 6.50%, 10/25/2023	22		23

Series 1993-179, Class SC, IF, 10.50%, 10/25/2023 (j)	1		2

Series 1999-52, Class NS, HB, IF, 22.86%, 10/25/2023 (j)	4		5

Series 1993-179, Class SB, HB, IF, 28.77%, 10/25/2023 (j)	2		2

Series 1994-9, Class E, PO, 11/25/2023	—	(k)	—	(k)

Series 1995-19, Class Z, 6.50%, 11/25/2023	25		26

Series 1993-230, Class FA, 0.71%, 12/25/2023 (j)	2		2

Series 1993-247, Class FE, 1.19%, 12/25/2023 (j)	6		6

Series 1993-225, Class UB, 6.50%, 12/25/2023	7		7

Series 1993-247, Class SU, IF, 12.73%, 12/25/2023 (j)	3		3

Series 2002-1, Class UD, HB, IF, 23.85%, 12/25/2023 (j)	6		7

Series 1993-247, Class SA, HB, IF, 30.02%, 12/25/2023 (j)	7		7

Series 1994-37, Class L, 6.50%, 3/25/2024	23		24

Series 1994-40, Class Z, 6.50%, 3/25/2024	151		158

Series 1994-62, Class PK, 7.00%, 4/25/2024	218		226

Series 1994-63, Class PK, 7.00%, 4/25/2024	96		100

Series 2004-53, Class NC, 5.50%, 7/25/2024	17		17

Series 2004-65, Class EY, 5.50%, 8/25/2024	239		245

Series 2004-81, Class JG, 5.00%, 11/25/2024	406		417

Series 1995-2, Class Z, 8.50%, 1/25/2025	6		6

Series G95-1, Class C, 8.80%, 1/25/2025	15		16

Series 2005-67, Class EY, 5.50%, 8/25/2025	373		391

Series 2005-121, Class DX, 5.50%, 1/25/2026	202		210

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2006-94, Class GK, HB, IF, 32.32%, 10/25/2026 (j)	59	73

Series 1996-48, Class Z, 7.00%, 11/25/2026	62	65

Series 1997-20, IO, 1.84%, 3/25/2027 (j)	13	—	(k)

Series 1997-20, Class IB, IO, 1.84%, 3/25/2027 (j)	6	—	(k)

Series 1997-27, Class J, 7.50%, 4/18/2027	23	25

Series 1997-29, Class J, 7.50%, 4/20/2027	30	32

Series 1997-32, Class PG, 6.50%, 4/25/2027	71	77

Series 1997-39, Class PD, 7.50%, 5/20/2027	100	109

Series 1997-42, Class ZC, 6.50%, 7/18/2027	5	6

Series 1997-81, Class PI, IO, 7.00%, 12/18/2027	30	2

Series 1998-36, Class ZB, 6.00%, 7/18/2028	35	37

Series 2008-55, Class S, IF, IO, 7.41%, 7/25/2028 (j)	989	105

Series 1998-66, Class SB, IF, IO, 7.96%, 12/25/2028 (j)	1	—	(k)

Series 2009-11, Class NB, 5.00%, 3/25/2029	601	623

Series 1999-18, Class Z, 5.50%, 4/18/2029	24	25

Series 1999-17, Class C, 6.35%, 4/25/2029	21	23

Series 1999-62, Class PB, 7.50%, 12/18/2029	34	38

Series 2000-2, Class ZE, 7.50%, 2/25/2030	191	215

Series 2000-20, Class SA, IF, IO, 8.91%, 7/25/2030 (j)	47	4

Series 2000-52, IO, 8.50%, 1/25/2031	11	2

Series 2001-7, Class PF, 7.00%, 3/25/2031	27	31

Series 2011-31, Class DB, 3.50%, 4/25/2031	4,034	4,185

Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	149	19

Series 2001-30, Class PM, 7.00%, 7/25/2031	81	90

Series 2001-36, Class DE, 7.00%, 8/25/2031	151	172

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2001-49, Class Z, 6.50%, 9/25/2031	40	45

Series 2001-44, Class MY, 7.00%, 9/25/2031	196	225

Series 2001-44, Class PD, 7.00%, 9/25/2031	37	42

Series 2001-44, Class PU, 7.00%, 9/25/2031	31	36

Series 2001-60, Class QS, HB, IF, 23.85%, 9/25/2031 (j)	118	141

Series 2001-52, Class KB, 6.50%, 10/25/2031	28	31

Series 2003-52, Class SX, HB, IF, 22.39%, 10/25/2031 (j)	64	83

Series 2001-60, Class PX, 6.00%, 11/25/2031	254	282

Series 2001-61, Class Z, 7.00%, 11/25/2031	296	340

Series 2004-74, Class SW, IF, 15.23%, 11/25/2031 (j)	84	100

Series 2001-72, Class SX, IF, 17.03%, 12/25/2031 (j)	7	9

Series 2001-81, Class LO, PO, 1/25/2032	9	9

Series 2002-1, Class SA, HB, IF, 24.58%, 2/25/2032 (j)	22	29

Series 2002-13, Class SJ, IF, IO, 1.60%, 3/25/2032 (j)	244	8

Series 2002-13, Class ST, IF, 10.00%, 3/25/2032 (j)	3	4

Series 2002-21, Class LO, PO, 4/25/2032	8	8

Series 2002-15, Class ZA, 6.00%, 4/25/2032	664	727

Series 2002-21, Class PE, 6.50%, 4/25/2032	118	133

Series 2002-28, Class PK, 6.50%, 5/25/2032	239	268

Series 2002-37, Class Z, 6.50%, 6/25/2032	109	120

Series 2006-130, Class GI, IO, 6.50%, 7/25/2032	428	54

Series 2002-48, Class GH, 6.50%, 8/25/2032	297	338

Series 2002-71, Class AP, 5.00%, 11/25/2032	55	59

Series 2011-39, Class ZA, 6.00%, 11/25/2032	1,930	2,149

Series 2004-61, Class SK, IF, 8.50%, 11/25/2032 (j)	93	104

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-61, Class SH, HB, IF, 23.24%, 11/25/2032 (j)	34	47

Series 2004-59, Class BG, PO, 12/25/2032	54	49

Series 2002-78, Class Z, 5.50%, 12/25/2032	627	697

Series 2002-77, Class S, IF, 14.14%, 12/25/2032 (j)	44	53

Series 2003-9, Class NZ, 6.50%, 2/25/2033	103	116

Series 2003-14, Class TI, IO, 5.00%, 3/25/2033	81	4

Series 2003-22, Class UD, 4.00%, 4/25/2033	1,076	1,137

Series 2003-35, Class EA, PO, 5/25/2033	31	29

Series 2003-42, Class GB, 4.00%, 5/25/2033	67	72

Series 2003-34, Class AX, 6.00%, 5/25/2033	148	166

Series 2003-34, Class ED, 6.00%, 5/25/2033	798	893

Series 2003-34, Class GE, 6.00%, 5/25/2033	425	472

Series 2003-39, IO, 6.00%, 5/25/2033 (j)	48	8

Series 2003-33, Class IA, IO, 6.50%, 5/25/2033	442	82

Series 2007-97, Class KI, IO, 7.00%, 5/25/2033	814	79

Series 2003-47, Class PE, 5.75%, 6/25/2033	323	356

Series 2004-4, Class QI, IF, IO, 6.91%, 6/25/2033 (j)	47	1

Series 2004-4, Class QM, IF, 13.83%, 6/25/2033 (j)	35	36

Series 2003-64, Class SX, IF, 13.48%, 7/25/2033 (j)	111	127

Series 2003-132, Class OA, PO, 8/25/2033	14	13

Series 2003-72, Class IE, IO, 5.50%, 8/25/2033	1,022	161

Series 2003-73, Class HC, 5.50%, 8/25/2033	519	576

Series 2003-71, Class DS, IF, 7.32%, 8/25/2033 (j)	524	541

Series 2003-74, Class SH, IF, 9.83%, 8/25/2033 (j)	75	82

Series 2005-56, Class TP, IF, 17.59%, 8/25/2033 (j)	99	111

Series 2003-91, Class SD, IF, 12.19%, 9/25/2033 (j)	85	100

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	65

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2013-100, Class WB, 3.00%, 10/25/2033	7,692	7,804

Series 2003-105, Class AZ, 5.50%, 10/25/2033	3,828	4,249

Series 2003-116, Class SB, IF, IO, 7.41%, 11/25/2033 (j)	576	96

Series 2006-44, Class P, PO, 12/25/2033	471	429

Series 2003-122, Class ZJ, 6.00%, 12/25/2033	3,208	3,625

Series 2004-87, Class F, 0.94%, 1/25/2034 (j)	653	666

Series 2003-130, Class SX, IF, 11.24%, 1/25/2034 (j)	13	14

Series 2003-131, Class SK, IF, 15.83%, 1/25/2034 (j)	26	27

Series 2004-46, Class EP, PO, 3/25/2034	402	391

Series 2004-28, Class PF, 0.59%, 3/25/2034 (j)	369	370

Series 2004-17, Class H, 5.50%, 4/25/2034	1,206	1,334

Series 2004-25, Class SA, IF, 19.01%, 4/25/2034 (j)	219	285

Series 2004-36, Class FA, 0.59%, 5/25/2034 (j)	1,152	1,160

Series 2004-46, Class SK, IF, 15.99%, 5/25/2034 (j)	59	71

Series 2004-36, Class SA, IF, 19.01%, 5/25/2034 (j)	493	660

Series 2004-46, Class QB, HB, IF, 23.25%, 5/25/2034 (j)	104	141

Series 2004-50, Class VZ, 5.50%, 7/25/2034	1,924	2,108

Series 2004-51, Class SY, IF, 13.87%, 7/25/2034 (j)	74	82

Series 2005-93, Class MF, 0.44%, 8/25/2034 (j)	67	67

Series 2005-25, Class PF, 0.54%, 4/25/2035 (j)	587	590

Series 2005-42, Class PS, IF, 16.53%, 5/25/2035 (j)	22	26

Series 2005-74, Class CS, IF, 19.51%, 5/25/2035 (j)	381	435

Series 2005-74, Class SK, IF, 19.62%, 5/25/2035 (j)	262	300

Series 2005-74, Class CP, HB, IF, 24.06%, 5/25/2035 (j)	87	101

Series 2005-59, Class SU, HB, IF, 24.57%, 6/25/2035 (j)	155	218

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2005-56, Class S, IF, IO, 6.52%, 7/25/2035 (j)	310	54

Series 2005-66, Class SG, IF, 16.91%, 7/25/2035 (j)	169	219

Series 2005-68, Class PG, 5.50%, 8/25/2035	462	506

Series 2005-73, Class ZB, 5.50%, 8/25/2035	3,407	3,784

Series 2005-73, Class PS, IF, 16.23%, 8/25/2035 (j)	176	214

Series 2005-72, Class SB, IF, 16.41%, 8/25/2035 (j)	139	172

Series 2005-90, PO, 9/25/2035	42	41

Series 2005-75, Class SV, HB, IF, 23.45%, 9/25/2035 (j)	39	51

Series 2010-39, Class OT, PO, 10/25/2035	120	113

Series 2005-84, Class XM, 5.75%, 10/25/2035	381	415

Series 2005-90, Class ES, IF, 16.41%, 10/25/2035 (j)	176	222

Series 2005-106, Class US, HB, IF, 23.88%, 11/25/2035 (j)	825	1,064

Series 2005-110, Class GL, 5.50%, 12/25/2035	2,499	2,744

Series 2006-46, Class UC, 5.50%, 12/25/2035	148	154

Series 2005-109, Class PC, 6.00%, 12/25/2035	62	67

Series 2006-39, Class WC, 5.50%, 1/25/2036	94	97

Series 2006-16, Class OA, PO, 3/25/2036	83	76

Series 2006-8, Class WQ, PO, 3/25/2036	976	857

Series 2006-12, Class BZ, 5.50%, 3/25/2036	1,054	1,163

Series 2006-16, Class HZ, 5.50%, 3/25/2036	261	289

Series 2006-8, Class JZ, 5.50%, 3/25/2036	1,257	1,414

Series 2006-8, Class WN, IF, IO, 6.51%, 3/25/2036 (j)	3,579	659

Series 2006-11, Class PS, HB, IF, 23.88%, 3/25/2036 (j)	93	144

Series 2006-22, Class AO, PO, 4/25/2036	311	283

Series 2006-23, Class KO, PO, 4/25/2036	102	97

Series 2006-27, Class OH, PO, 4/25/2036	196	180

Series 2006-23, Class FK, 0.44%, 4/25/2036 (j)	573	574

Series 2006-33, Class LS, HB, IF, 29.31%, 5/25/2036 (j)	97	135

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2006-43, PO, 6/25/2036	82	77

Series 2006-43, Class DO, PO, 6/25/2036	250	225

Series 2006-44, Class GO, PO, 6/25/2036	168	154

Series 2006-50, Class JO, PO, 6/25/2036	615	557

Series 2006-50, Class PS, PO, 6/25/2036	726	682

Series 2006-46, Class FW, 0.59%, 6/25/2036 (j)	178	180

Series 2006-53, Class US, IF, IO, 6.39%, 6/25/2036 (j)	690	116

Series 2006-46, Class SW, HB, IF, 23.51%, 6/25/2036 (j)	29	42

Series 2006-58, PO, 7/25/2036	103	93

Series 2006-58, Class AP, PO, 7/25/2036	50	45

Series 2006-65, Class QO, PO, 7/25/2036	194	178

Series 2006-56, Class FC, 0.48%, 7/25/2036 (j)	1,611	1,616

Series 2006-58, Class FL, 0.65%, 7/25/2036 (j)	166	168

Series 2006-71, Class ZL, 6.00%, 7/25/2036	2,091	2,359

Series 2006-58, Class IG, IF, IO, 6.33%, 7/25/2036 (j)	162	26

Series 2006-63, Class ZH, 6.50%, 7/25/2036	1,039	1,198

Series 2011-19, Class ZY, 6.50%, 7/25/2036	1,376	1,585

Series 2006-60, Class AK, HB, IF, 28.05%, 7/25/2036 (j)	103	134

Series 2006-62, Class PS, HB, IF, 38.78%, 7/25/2036 (j)	71	123

Series 2006-72, Class GO, PO, 8/25/2036	342	322

Series 2006-72, Class TO, PO, 8/25/2036	61	54

Series 2006-79, Class DO, PO, 8/25/2036	139	131

Series 2006-79, Class OP, PO, 8/25/2036	206	182

Series 2006-79, Class DF, 0.54%, 8/25/2036 (j)	587	590

Series 2007-7, Class SG, IF, IO, 6.31%, 8/25/2036 (j)	810	181

Series 2006-77, Class PC, 6.50%, 8/25/2036	539	599

Series 2006-78, Class BZ, 6.50%, 8/25/2036	93	107

Series 2006-86, Class OB, PO, 9/25/2036	189	170

Series 2006-90, Class AO, PO, 9/25/2036	150	138

Series 2008-42, Class AO, PO, 9/25/2036	79	70

Series 2006-85, Class MZ, 6.50%, 9/25/2036	52	59

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2009-19, Class PW, 4.50%, 10/25/2036	875	943

Series 2006-95, Class SG, HB, IF, 25.45%, 10/25/2036 (j)	112	164

Series 2006-109, PO, 11/25/2036	52	47

Series 2006-110, PO, 11/25/2036	277	252

Series 2006-111, Class EO, PO, 11/25/2036	149	133

Series 2006-115, Class OK, PO, 12/25/2036	168	148

Series 2006-119, PO, 12/25/2036	83	77

Series 2006-118, Class A1, 0.17%, 12/25/2036 (j)	309	307

Series 2006-118, Class A2, 0.17%, 12/25/2036 (j)	1,299	1,285

Series 2006-117, Class GS, IF, IO, 6.46%, 12/25/2036 (j)	563	76

Series 2006-115, Class ES, HB, IF, 25.81%, 12/25/2036 (j)	21	30

Series 2006-128, PO, 1/25/2037	175	157

Series 2009-70, Class CO, PO, 1/25/2037	485	439

Series 2006-128, Class BP, 5.50%, 1/25/2037	77	82

Series 2007-10, Class FD, 0.44%, 2/25/2037 (j)	334	335

Series 2007-1, Class SD, HB, IF, 37.88%, 2/25/2037 (j)	73	202

Series 2007-14, Class OP, PO, 3/25/2037	137	126

Series 2007-77, Class FG, 0.69%, 3/25/2037 (j)	310	315

Series 2007-16, Class FC, 0.94%, 3/25/2037 (j)	195	204

Series 2009-63, Class P, 5.00%, 3/25/2037	20	21

Series 2007-22, Class SC, IF, IO, 5.89%, 3/25/2037 (j)	25	1

Series 2007-18, Class MZ, 6.00%, 3/25/2037	316	344

Series 2007-14, Class ES, IF, IO, 6.25%, 3/25/2037 (j)	1,113	180

Series 2007-28, Class EO, PO, 4/25/2037	455	407

Series 2007-35, Class SI, IF, IO, 5.91%, 4/25/2037 (j)	411	39

Series 2007-29, Class SG, HB, IF, 22.04%, 4/25/2037 (j)	207	273

Series 2007-42, Class AO, PO, 5/25/2037	36	32

Series 2007-43, Class FL, 0.49%, 5/25/2037 (j)	240	241

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	67

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2007-42, Class B, 6.00%, 5/25/2037	610	691

Series 2007-98, Class FB, 0.64%, 6/25/2037 (j)	116	120

Series 2007-92, Class YS, IF, IO, 5.59%, 6/25/2037 (j)	207	32

Series 2007-53, Class SH, IF, IO, 5.91%, 6/25/2037 (j)	719	114

Series 2007-54, Class WI, IF, IO, 5.91%, 6/25/2037 (j)	223	38

Series 2007-92, Class YA, 6.50%, 6/25/2037	124	142

Series 2007-67, PO, 7/25/2037	314	285

Series 2007-97, Class FC, 0.69%, 7/25/2037 (j)	187	190

Series 2007-70, Class Z, 5.50%, 7/25/2037	740	819

Series 2007-72, Class EK, IF, IO, 6.21%, 7/25/2037 (j)	2,084	360

Series 2007-65, Class KI, IF, IO, 6.43%, 7/25/2037 (j)	685	109

Series 2007-60, Class AX, IF, IO, 6.96%, 7/25/2037 (j)	3,432	777

Series 2007-62, Class SE, IF, 16.03%, 7/25/2037 (j)	147	178

Series 2007-76, Class AZ, 5.50%, 8/25/2037	224	248

Series 2007-76, Class ZG, 6.00%, 8/25/2037	199	225

Series 2007-78, Class CB, 6.00%, 8/25/2037	75	86

Series 2007-78, Class PE, 6.00%, 8/25/2037	173	197

Series 2007-81, Class GE, 6.00%, 8/25/2037	350	391

Series 2007-79, Class SB, HB, IF, 23.33%, 8/25/2037 (j)	307	441

Series 2007-88, Class VI, IF, IO, 6.35%, 9/25/2037 (j)	1,097	209

Series 2007-85, Class SL, IF, 15.68%, 9/25/2037 (j)	55	70

Series 2009-86, Class OT, PO, 10/25/2037	2,892	2,567

Series 2007-100, Class SM, IF, IO, 6.26%, 10/25/2037 (j)	727	132

Series 2007-91, Class ES, IF, IO, 6.27%, 10/25/2037 (j)	1,127	212

Series 2007-108, Class SA, IF, IO, 6.17%, 12/25/2037 (j)	34	3

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-109, Class AI, IF, IO, 6.21%, 12/25/2037 (j)	977	126

Series 2007-112, Class SA, IF, IO, 6.26%, 12/25/2037 (j)	1,144	225

Series 2007-112, Class MJ, 6.50%, 12/25/2037	825	954

Series 2007-116, Class HI, IO, 1.25%, 1/25/2038 (j)	1,892	80

Series 2008-1, Class BI, IF, IO, 5.72%, 2/25/2038 (j)	878	150

Series 2008-4, Class SD, IF, IO, 5.81%, 2/25/2038 (j)	2,307	323

Series 2008-18, Class FA, 1.09%, 3/25/2038 (j)	221	226

Series 2008-16, Class IS, IF, IO, 6.01%, 3/25/2038 (j)	269	40

Series 2008-10, Class XI, IF, IO, 6.04%, 3/25/2038 (j)	311	52

Series 2008-20, Class SA, IF, IO, 6.80%, 3/25/2038 (j)	428	80

Series 2008-18, Class SP, IF, 13.63%, 3/25/2038 (j)	141	155

Series 2008-32, Class SA, IF, IO, 6.66%, 4/25/2038 (j)	147	18

Series 2008-27, Class SN, IF, IO, 6.71%, 4/25/2038 (j)	415	65

Series 2008-28, Class QS, HB, IF, 20.14%, 4/25/2038 (j)	158	200

Series 2008-44, PO, 5/25/2038	11	9

Series 2008-46, Class HI, IO, 1.66%, 6/25/2038 (j)	495	21

Series 2008-56, Class AC, 5.00%, 7/25/2038	179	196

Series 2008-60, Class JC, 5.00%, 7/25/2038	251	275

Series 2011-47, Class ZA, 5.50%, 7/25/2038	969	1,083

Series 2008-53, Class CI, IF, IO, 7.01%, 7/25/2038 (j)	278	47

Series 2008-80, Class SA, IF, IO, 5.66%, 9/25/2038 (j)	872	140

Series 2008-81, Class SB, IF, IO, 5.66%, 9/25/2038 (j)	816	119

Series 2009-4, Class BD, 4.50%, 2/25/2039	19	21

Series 2009-6, Class GS, IF, IO, 6.36%, 2/25/2039 (j)	599	119

Series 2009-17, Class QS, IF, IO, 6.46%, 3/25/2039 (j)	194	28

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2009-52, Class PI, IO, 5.00%, 7/25/2039	413	63

Series 2009-47, Class MT, 7.00%, 7/25/2039	11	12

Series 2009-59, Class HB, 5.00%, 8/25/2039	1,642	1,793

Series 2009-60, Class HT, 6.00%, 8/25/2039	2,025	2,289

Series 2009-65, Class MT, 5.00%, 9/25/2039	506	529

Series 2009-69, Class WA, 6.01%, 9/25/2039 (j)	702	773

Series 2009-86, Class IP, IO, 5.50%, 10/25/2039	977	171

Series 2009-84, Class WS, IF, IO, 5.71%, 10/25/2039 (j)	245	35

Series 2009-103, Class MB, 2.00%, 12/25/2039 (j)	834	872

Series 2009-99, Class SC, IF, IO, 5.99%, 12/25/2039 (j)	302	43

Series 2009-99, Class WA, 6.30%, 12/25/2039 (j)	1,691	1,870

Series 2009-113, Class AO, PO, 1/25/2040	255	215

Series 2009-112, Class ST, IF, IO, 6.06%, 1/25/2040 (j)	714	116

Series 2010-1, Class WA, 6.20%, 2/25/2040 (j)	280	308

Series 2010-16, Class WB, 6.18%, 3/25/2040 (j)	1,223	1,366

Series 2010-16, Class WA, 6.43%, 3/25/2040 (j)	1,209	1,328

Series 2010-49, Class SC, IF, 12.29%, 3/25/2040 (j)	1,093	1,322

Series 2010-40, Class FJ, 0.79%, 4/25/2040 (j)	205	207

Series 2010-35, Class SB, IF, IO, 6.23%, 4/25/2040 (j)	547	79

Series 2010-35, Class SJ, IF, 17.04%, 4/25/2040 (j)	687	825

Series 2010-43, Class FD, 0.79%, 5/25/2040 (j)	326	332

Series 2010-42, Class S, IF, IO, 6.21%, 5/25/2040 (j)	347	51

Series 2010-63, Class AP, PO, 6/25/2040	391	356

Series 2010-64, Class DM, 5.00%, 6/25/2040	2,582	2,799

Series 2010-58, Class MB, 5.50%, 6/25/2040	4,506	4,891

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2010-71, Class HJ, 5.50%, 7/25/2040	1,426	1,591

Series 2010-102, Class PN, 5.00%, 9/25/2040	1,710	1,852

Series 2010-111, Class AM, 5.50%, 10/25/2040	4,922	5,625

Series 2010-125, Class SA, IF, IO, 4.25%, 11/25/2040 (j)	1,880	201

Series 2011-101, Class FM, 0.74%, 1/25/2041 (j)	10	10

Series 2010-147, Class SA, IF, IO, 6.34%, 1/25/2041 (j)	3,585	715

Series 2011-30, Class LS, IO, 1.59%, 4/25/2041 (j)	2,808	170

Series 2011-149, Class EF, 0.69%, 7/25/2041 (j)	217	218

Series 2011-75, Class FA, 0.74%, 8/25/2041 (j)	577	582

Series 2011-149, Class MF, 0.69%, 11/25/2041 (j)	845	853

Series 2011-118, Class LB, 7.00%, 11/25/2041	4,708	5,528

Series 2011-118, Class MT, 7.00%, 11/25/2041	5,476	6,400

Series 2011-118, Class NT, 7.00%, 11/25/2041	4,907	5,701

Series 2012-99, Class FA, 0.64%, 9/25/2042 (j)	1,304	1,322

Series 2012-101, Class FC, 0.69%, 9/25/2042 (j)	726	733

Series 2012-97, Class FB, 0.69%, 9/25/2042 (j)	2,845	2,896

Series 2012-108, Class F, 0.69%, 10/25/2042 (j)	2,137	2,169

Series 2013-81, Class TA, 3.00%, 2/25/2043	3,690	3,742

Series 2013-4, Class AJ, 3.50%, 2/25/2043	1,670	1,709

Series 2013-92, PO, 9/25/2043	5,116	4,485

Series 2013-101, Class DO, PO, 10/25/2043	4,575	4,082

Series 2013-128, PO, 12/25/2043	8,265	7,419

Series 2013-135, PO, 1/25/2044	3,032	2,711

Series 2014-29, Class PS, IF, IO, 5.86%, 5/25/2044 (j)	2,875	449

Series 2018-63, Class DA, 3.50%, 9/25/2048	2,530	2,598

Series 2018-94, Class DZ, 4.00%, 1/25/2049	16,281	16,936

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	69

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2010-103, Class SB, IF, IO, 5.91%, 11/25/2049 (j)	498	56

Series 2011-2, Class WA, 5.84%, 2/25/2051 (j)	533	588

Series 2011-58, Class WA, 5.50%, 7/25/2051 (j)	169	192

FNMA, REMIC Trust, Whole Loan

Series 2004-W10, Class A6, 5.75%, 8/25/2034	2,623	2,760

Series 2007-W3, Class 1A3, 6.75%, 4/25/2037	165	175

Series 2007-W5, PO, 6/25/2037	118	107

Series 2007-W7, Class 1A4, HB, IF, 38.06%, 7/25/2037 (j)	101	155

Series 2002-W6, Class 1A6, 6.15%, 6/25/2042	13,163	14,316

Series 2003-W4, Class 2A, 5.42%, 10/25/2042 (j)	88	97

Series 2003-W1, Class 1A1, 4.97%, 12/25/2042 (j)	643	675

Series 2003-W1, Class 2A, 5.43%, 12/25/2042 (j)	175	178

Series 2004-W11, Class 1A1, 6.00%, 5/25/2044	507	579

Series 2005-W1, Class 1A2, 6.50%, 10/25/2044	925	1,054

Series 2006-W3, Class 2A, 6.00%, 9/25/2046	639	692

Series 2007-W10, Class 2A, 6.30%, 8/25/2047 (j)	68	75

Series 2009-W1, Class A, 6.00%, 12/25/2049	2,450	2,688

FNMA, REMIC, Whole Loan

Series 2007-101, Class A2, 0.37%, 6/27/2036 (j)	2,321	2,287

Series 2007-54, Class FA, 0.59%, 6/25/2037 (j)	1,049	1,059

Series 2007-64, Class FB, 0.56%, 7/25/2037 (j)	326	330

Series 2007-106, Class A7, 6.25%, 10/25/2037 (j)	282	319

Series 2002-90, Class A1, 6.50%, 6/25/2042	360	406

FNMA, STRIPS

Series 218, Class 2, IO, 7.50%, 4/25/2023	1	—	(k)

Series 265, Class 2, 9.00%, 3/25/2024	1	1

Series 300, Class 1, PO, 9/25/2024	112	109

Series 329, Class 1, PO, 1/25/2033	42	39

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 345, Class 6, IO, 5.00%, 12/25/2033 (j)	60	8

Series 365, Class 8, IO, 5.50%, 5/25/2036	218	44

Series 374, Class 5, IO, 5.50%, 8/25/2036	165	29

Series 393, Class 6, IO, 5.50%, 4/25/2037	59	8

Series 383, Class 33, IO, 6.00%, 1/25/2038	152	30

Series 412, Class F2, 0.69%, 8/25/2042 (j)	2,596	2,639

Series 411, Class F1, 0.74%, 8/25/2042 (j)	6,085	6,156

FNMA, Whole Loan Series 2007-W1, Class 1AF1, 0.45%, 11/25/2046 (j)	4,739	4,703

Freedom Series 2021-SAVF1, IO, 4.90%, 3/25/2022 (j)	80,688	80,696

GMACM Mortgage Loan Trust Series 2005-AR3, Class 3A4, 2.92%, 6/19/2035 (j)	352	342

GNMA

Series 1999-4, Class ZB, 6.00%, 2/20/2029	395	395

Series 2001-35, Class SA, IF, IO, 8.12%, 8/16/2031 (j)	75	—	(k)

Series 2002-52, Class GH, 6.50%, 7/20/2032	358	358

Series 2011-43, Class ZQ, 5.50%, 1/16/2033	1,853	1,914

Series 2003-58, Class BE, 6.50%, 1/20/2033	483	503

Series 2003-12, Class SP, IF, IO, 7.54%, 2/20/2033 (j)	116	9

Series 2003-24, PO, 3/16/2033	34	34

Series 2003-40, Class TJ, 6.50%, 3/20/2033	937	979

Series 2003-46, Class TC, 6.50%, 3/20/2033	275	288

Series 2003-25, Class PZ, 5.50%, 4/20/2033	1,036	1,072

Series 2003-46, Class MG, 6.50%, 5/20/2033	379	407

Series 2003-52, Class AP, PO, 6/16/2033	213	200

Series 2003-75, Class ZX, 6.00%, 9/16/2033	602	649

Series 2003-90, PO, 10/20/2033	31	30

Series 2010-41, Class WA, 5.82%, 10/20/2033 (j)	729	792

Series 2003-97, Class SA, IF, IO, 6.42%, 11/16/2033 (j)	372	27

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2003-112, Class SA, IF, IO, 6.42%, 12/16/2033 (j)	391	29

Series 2004-28, Class S, IF, 19.32%, 4/16/2034 (j)	193	249

Series 2005-7, Class JM, IF, 16.44%, 5/18/2034 (j)	9	10

Series 2004-46, PO, 6/20/2034	334	322

Series 2004-49, Class Z, 6.00%, 6/20/2034	1,351	1,474

Series 2010-103, Class WA, 5.69%, 8/20/2034 (j)	401	442

Series 2004-73, Class JL, IF, IO, 6.42%, 9/16/2034 (j)	1,406	229

Series 2004-71, Class ST, IF, 7.00%, 9/20/2034 (j)	141	149

Series 2004-71, Class SB, HB, IF, 28.67%, 9/20/2034 (j)	141	192

Series 2004-83, Class AP, IF, 13.98%, 10/16/2034 (j)	5	5

Series 2004-89, Class LS, HB, IF, 23.92%, 10/16/2034 (j)	116	160

Series 2004-90, Class SI, IF, IO, 5.94%, 10/20/2034 (j)	1,994	222

Series 2004-96, Class SC, IF, IO, 5.92%, 11/20/2034 (j)	1,148	4

Series 2005-3, Class SK, IF, IO, 6.59%, 1/20/2035 (j)	1,311	205

Series 2005-68, Class DP, IF, 16.13%, 6/17/2035 (j)	414	475

Series 2008-79, Class CS, IF, 6.64%, 6/20/2035 (j)	653	673

Series 2005-56, Class IC, IO, 5.50%, 7/20/2035	133	20

Series 2005-66, Class SP, HB, IF, 20.41%, 8/16/2035 (j)	78	103

Series 2010-14, Class CO, PO, 8/20/2035	765	703

Series 2005-65, Class SA, HB, IF, 22.12%, 8/20/2035 (j)	27	37

Series 2005-72, Class AZ, 5.50%, 9/20/2035	729	786

Series 2005-68, Class KI, IF, IO, 6.14%, 9/20/2035 (j)	2,664	425

Series 2005-82, PO, 10/20/2035	180	160

Series 2010-14, Class BO, PO, 11/20/2035	265	244

Series 2005-91, Class PI, IO, 6.00%, 12/20/2035	274	37

Series 2006-20, Class QA, 5.75%, 2/20/2036	48	48

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2006-16, Class OP, PO, 3/20/2036	221	203

Series 2006-22, Class AO, PO, 5/20/2036	309	295

Series 2006-38, Class SW, IF, IO, 6.34%, 6/20/2036 (j)	15	—	(k)

Series 2006-34, PO, 7/20/2036	43	41

Series 2006-33, Class Z, 6.50%, 7/20/2036	1,379	1,551

Series 2006-38, Class ZK, 6.50%, 8/20/2036	1,765	1,890

Series 2006-57, Class PZ, 5.56%, 10/20/2036	786	829

Series 2006-59, Class SD, IF, IO, 6.54%, 10/20/2036 (j)	417	44

Series 2006-65, Class SA, IF, IO, 6.64%, 11/20/2036 (j)	709	60

Series 2011-22, Class WA, 5.90%, 2/20/2037 (j)	269	299

Series 2007-57, PO, 3/20/2037	454	438

Series 2007-9, Class CI, IF, IO, 6.04%, 3/20/2037 (j)	814	92

Series 2007-17, Class JO, PO, 4/16/2037	421	372

Series 2007-17, Class JI, IF, IO, 6.68%, 4/16/2037 (j)	1,086	206

Series 2010-129, Class AW, 5.92%, 4/20/2037 (j)	504	557

Series 2007-19, Class SD, IF, IO, 6.04%, 4/20/2037 (j)	415	30

Series 2007-25, Class FN, 0.43%, 5/16/2037 (j)	343	343

Series 2007-28, Class BO, PO, 5/20/2037	63	57

Series 2007-26, Class SC, IF, IO, 6.04%, 5/20/2037 (j)	737	85

Series 2007-27, Class SD, IF, IO, 6.04%, 5/20/2037 (j)	811	83

Series 2007-35, PO, 6/16/2037	1,110	1,036

Series 2007-36, Class HO, PO, 6/16/2037	115	106

Series 2007-36, Class SE, IF, IO, 6.34%, 6/16/2037 (j)	491	44

Series 2007-36, Class SJ, IF, IO, 6.09%, 6/20/2037 (j)	599	46

Series 2007-45, Class QA, IF, IO, 6.48%, 7/20/2037 (j)	937	104

Series 2007-40, Class SN, IF, IO, 6.52%, 7/20/2037 (j)	905	114

Series 2007-40, Class SD, IF, IO, 6.59%, 7/20/2037 (j)	633	74

Series 2008-20, PO, 9/20/2037	10	10

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	71

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2007-53, Class ES, IF, IO, 6.39%, 9/20/2037 (j)	660	68

Series 2007-53, Class SW, IF, 19.72%, 9/20/2037 (j)	148	175

Series 2008-32, Class PI, IO, 5.50%, 10/16/2037	325	9

Series 2008-7, Class SP, IF, 13.08%, 10/20/2037 (j)	111	117

Series 2009-79, Class OK, PO, 11/16/2037	1,159	1,074

Series 2007-74, Class SL, IF, IO, 6.41%, 11/16/2037 (j)	789	64

Series 2007-73, Class MI, IF, IO, 5.84%, 11/20/2037 (j)	734	61

Series 2007-76, Class SB, IF, IO, 6.34%, 11/20/2037 (j)	1,421	107

Series 2007-67, Class SI, IF, IO, 6.35%, 11/20/2037 (j)	792	95

Series 2007-72, Class US, IF, IO, 6.39%, 11/20/2037 (j)	642	57

Series 2008-7, Class SK, IF, 19.46%, 11/20/2037 (j)	78	90

Series 2007-79, Class SY, IF, IO, 6.39%, 12/20/2037 (j)	952	94

Series 2008-1, PO, 1/20/2038	43	40

Series 2015-137, Class WA, 5.55%, 1/20/2038 (j)	2,572	2,896

Series 2008-17, IO, 5.50%, 2/20/2038	145	2

Series 2009-106, Class ST, IF, IO, 5.84%, 2/20/2038 (j)	6,106	730

Series 2008-33, Class XS, IF, IO, 7.57%, 4/16/2038 (j)	452	54

Series 2008-36, Class SH, IF, IO, 6.14%, 4/20/2038 (j)	958	4

Series 2008-40, Class SA, IF, IO, 6.27%, 5/16/2038 (j)	3,347	497

Series 2008-50, Class KB, 6.00%, 6/20/2038	504	548

Series 2008-55, Class SA, IF, IO, 6.04%, 6/20/2038 (j)	233	24

Series 2008-69, Class QD, 5.75%, 7/20/2038	471	491

Series 2008-60, Class CS, IF, IO, 5.99%, 7/20/2038 (j)	796	69

Series 2012-59, Class WA, 5.58%, 8/20/2038 (j)	1,284	1,412

Series 2008-71, Class SC, IF, IO, 5.84%, 8/20/2038 (j)	280	27

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2008-76, Class US, IF, IO, 5.74%, 9/20/2038 (j)	1,003	110

Series 2008-81, Class S, IF, IO, 6.04%, 9/20/2038 (j)	2,077	135

Series 2009-25, Class SE, IF, IO, 7.44%, 9/20/2038 (j)	431	51

Series 2011-97, Class WA, 6.13%, 11/20/2038 (j)	763	859

Series 2008-93, Class AS, IF, IO, 5.54%, 12/20/2038 (j)	1,100	103

Series 2008-96, Class SL, IF, IO, 5.84%, 12/20/2038 (j)	598	40

Series 2011-163, Class WA, 5.88%, 12/20/2038 (j)	2,906	3,239

Series 2009-65, Class IQ, IO, 6.00%, 12/20/2038	33	—	(k)

Series 2008-95, Class DS, IF, IO, 7.14%, 12/20/2038 (j)	1,794	213

Series 2014-6, Class W, 5.38%, 1/20/2039 (j)	2,035	2,259

Series 2009-6, Class SA, IF, IO, 5.97%, 2/16/2039 (j)	432	25

Series 2009-11, Class SC, IF, IO, 6.02%, 2/16/2039 (j)	540	42

Series 2009-10, Class SA, IF, IO, 5.79%, 2/20/2039 (j)	788	88

Series 2009-6, Class SH, IF, IO, 5.88%, 2/20/2039 (j)	480	37

Series 2009-31, Class TS, IF, IO, 6.14%, 3/20/2039 (j)	578	32

Series 2009-14, Class KI, IO, 6.50%, 3/20/2039	271	45

Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	606	120

Series 2009-22, Class SA, IF, IO, 6.11%, 4/20/2039 (j)	1,370	166

Series 2009-35, Class ZB, 5.50%, 5/16/2039	11,481	12,493

Series 2009-33, Class CI, IO, 5.50%, 5/20/2039	167	20

Series 2009-33, Class TI, IO, 6.00%, 5/20/2039	230	36

Series 2009-43, Class SA, IF, IO, 5.79%, 6/20/2039 (j)	763	64

Series 2009-42, Class SC, IF, IO, 5.92%, 6/20/2039 (j)	1,052	121

Series 2009-64, Class SN, IF, IO, 5.97%, 7/16/2039 (j)	1,068	114

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2009-72, Class SM, IF, IO, 6.12%, 8/16/2039 (j)	1,191	148

Series 2009-104, Class AB, 7.00%, 8/16/2039	333	350

Series 2009-75, Class MN, 5.50%, 9/20/2039	2,753	3,110

Series 2009-81, Class SB, IF, IO, 5.93%, 9/20/2039 (j)	2,050	302

Series 2009-106, Class AS, IF, IO, 6.27%, 11/16/2039 (j)	1,679	261

Series 2013-147, Class BE, 4.00%, 12/20/2039	3,874	4,193

Series 2015-91, Class W, 5.25%, 5/20/2040 (j)	2,344	2,593

Series 2013-75, Class WA, 5.13%, 6/20/2040 (j)	678	746

Series 2011-137, Class WA, 5.59%, 7/20/2040 (j)	1,166	1,301

Series 2010-130, Class CP, 7.00%, 10/16/2040	2,142	2,458

Series 2010-157, Class OP, PO, 12/20/2040	2,294	2,113

Series 2011-75, Class SM, IF, IO, 6.44%, 5/20/2041 (j)	1,567	180

Series 2013-26, Class AK, 4.69%, 9/20/2041 (j)	1,541	1,680

Series 2014-188, Class W, 4.57%, 10/20/2041 (j)	1,649	1,769

Series 2012-141, Class WA, 4.53%, 11/16/2041 (j)	1,860	2,003

Series 2011-157, Class UY, 3.00%, 12/20/2041	1,500	1,552

Series 2012-141, Class WC, 3.72%, 1/20/2042 (j)	1,571	1,650

Series 2012-141, Class WB, 4.01%, 9/16/2042 (j)	952	1,022

Series 2014-41, Class W, 4.71%, 10/20/2042 (j)	1,699	1,842

Series 2013-54, Class WA, 4.88%, 11/20/2042 (j)	1,117	1,228

Series 2013-91, Class WA, 4.48%, 4/20/2043 (j)	1,391	1,476

Series 2019-78, Class SW, IF, IO, 5.94%, 6/20/2049 (j)	12,918	1,043

Series 2020-134, Class ST, IF, IO, 3.54%, 9/20/2050 (j)	54,785	4,145

Series 2012-H24, Class FA, 0.55%, 3/20/2060 (j)	159	159

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2012-H24, Class FG, 0.53%, 4/20/2060 (j)	75		75

Series 2013-H03, Class FA, 0.40%, 8/20/2060 (j)	5		5

Series 2011-H05, Class FB, 0.60%, 12/20/2060 (j)	1,334		1,337

Series 2011-H06, Class FA, 0.55%, 2/20/2061 (j)	1,502		1,503

Series 2012-H21, Class CF, 0.80%, 5/20/2061 (j)	112		113

Series 2011-H19, Class FA, 0.57%, 8/20/2061 (j)	1,560		1,562

Series 2012-H26, Class JA, 0.65%, 10/20/2061 (j)	20		20

Series 2012-H10, Class FA, 0.65%, 12/20/2061 (j)	13,145		13,172

Series 2012-H08, Class FB, 0.70%, 3/20/2062 (j)	3,601		3,612

Series 2013-H07, Class MA, 0.65%, 4/20/2062 (j)	9		9

Series 2012-H08, Class FS, 0.80%, 4/20/2062 (j)	4,272		4,304

Series 2012-H15, Class FA, 0.55%, 5/20/2062 (j)	—	(k)	—	(k)

Series 2012-H26, Class MA, 0.65%, 7/20/2062 (j)	39		39

Series 2012-H18, Class NA, 0.62%, 8/20/2062 (j)	861		863

Series 2012-H28, Class FA, 0.68%, 9/20/2062 (j)	78		78

Series 2012-H29, Class FA, 0.62%, 10/20/2062 (j)	8,922		8,935

Series 2012-H24, Class FE, 0.70%, 10/20/2062 (j)	84		84

Series 2013-H02, Class HF, 0.40%, 11/20/2062 (j)	4		4

Series 2013-H01, Class JA, 0.42%, 1/20/2063 (j)	4,467		4,460

Series 2013-H01, Class FA, 1.65%, 1/20/2063	39		39

Series 2013-H04, Class SA, 0.52%, 2/20/2063 (j)	1,294		1,295

Series 2013-H08, Class FC, 0.55%, 2/20/2063 (j)	2,449		2,451

Series 2013-H07, Class HA, 0.00%, 3/20/2063 (j)	4,069		4,068

Series 2013-H09, Class HA, 1.65%, 4/20/2063	77		77

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	73

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2013-H14, Class FG, 0.57%, 5/20/2063 (j)	1,037	1,038

Series 2013-H14, Class FC, 0.57%, 6/20/2063 (j)	1,084	1,085

Series 2014-H01, Class FD, 0.75%, 1/20/2064 (j)	11,804	11,844

Series 2014-H05, Class FA, 0.79%, 2/20/2064 (j)	9,122	9,198

Series 2014-H06, Class HB, 0.75%, 3/20/2064 (j)	2,022	2,030

Series 2014-H09, Class TA, 0.70%, 4/20/2064 (j)	8,419	8,439

Series 2014-H10, Class TA, 0.70%, 4/20/2064 (j)	13,549	13,630

Series 2014-H11, Class VA, 0.60%, 6/20/2064 (j)	14,897	14,945

Series 2014-H15, Class FA, 0.60%, 7/20/2064 (j)	14,649	14,693

Series 2014-H17, Class FC, 0.60%, 7/20/2064 (j)	9,715	9,730

Series 2014-H19, Class FE, 0.57%, 9/20/2064 (j)	14,423	14,448

Series 2014-H20, Class LF, 0.70%, 10/20/2064 (j)	7,085	7,118

Series 2015-H02, Class FB, 0.60%, 12/20/2064 (j)	4,874	4,882

Series 2015-H03, Class FA, 0.60%, 12/20/2064 (j)	4,724	4,730

Series 2015-H07, Class ES, 0.57%, 2/20/2065 (j)	7,479	7,485

Series 2015-H05, Class FC, 0.58%, 2/20/2065 (j)	24,364	24,386

Series 2015-H06, Class FA, 0.58%, 2/20/2065 (j)	11,444	11,464

Series 2015-H08, Class FC, 0.58%, 3/20/2065 (j)	32,874	32,940

Series 2015-H10, Class FC, 0.58%, 4/20/2065 (j)	28,394	28,460

Series 2015-H12, Class FA, 0.58%, 5/20/2065 (j)	16,943	16,978

Series 2015-H15, Class FD, 0.54%, 6/20/2065 (j)	7,944	7,954

Series 2015-H15, Class FJ, 0.54%, 6/20/2065 (j)	12,376	12,389

Series 2015-H18, Class FA, 0.55%, 6/20/2065 (j)	8,837	8,845

Series 2015-H16, Class FG, 0.54%, 7/20/2065 (j)	13,448	13,463

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2015-H16, Class FL, 0.54%, 7/20/2065 (j)	18,988	19,010

Series 2015-H20, Class FA, 0.57%, 8/20/2065 (j)	12,219	12,244

Series 2015-H26, Class FG, 0.62%, 10/20/2065 (j)	3,654	3,662

Series 2015-H32, Class FH, 0.76%, 12/20/2065 (j)	8,170	8,230

Series 2016-H07, Class FA, 0.85%, 3/20/2066 (j)	35,471	35,823

Series 2016-H07, Class FB, 0.85%, 3/20/2066 (j)	8,950	9,038

Series 2016-H11, Class FD, 0.68%, 5/20/2066 (j)	17,344	17,210

Series 2016-H26, Class FC, 1.10%, 12/20/2066 (j)	11,852	12,039

Series 2017-H08, Class XI, IO, 2.19%, 3/20/2067 (j)	53,127	4,266

Series 2017-H14, Class XI, IO, 1.68%, 6/20/2067 (j)	42,606	2,778

Series 2018-H09, Class FE, 0.34%, 6/20/2068 (j)	3,121	3,061

Series 2019-H20, Class ID, IO, 1.17%, 12/20/2069 (j)	22,094	1,834

Series 2020-H02, Class MI, IO, 1.22%, 1/20/2070 (j)	51,655	2,662

Series 2020-H05, IO, 1.05%, 3/20/2070 (j)	47,817	3,328

Series 2020-H09, IO, 0.85%, 5/20/2070 (j)	54,158	3,439

Series 2020-H09, Class IC, IO, 1.23%, 5/20/2070 (j)	56,806	2,608

Series 2020-H09, Class CI, IO, 1.29%, 5/20/2070 (j)	48,365	4,130

Series 2020-H11, IO, 0.98%, 6/20/2070 (j)	30,656	2,219

Series 2020-H12, Class IJ, IO, 1.18%, 7/20/2070 (j)	42,768	3,520

Series 2020-H12, Class HI, IO, 1.74%, 7/20/2070 (j)	34,813	2,106

Series 2020-H15, IO, 1.25%, 8/20/2070 (j)	54,360	4,659

Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051 ‡	19,135	17,594

GSMPS Mortgage Loan Trust

Series 2004-4, Class 1AF, 0.59%, 6/25/2034 (b) (j)	357	308

Series 2005-RP2, Class 1AF, 0.54%, 3/25/2035 (b) (j)	604	576

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2005-RP3, Class 1AF, 0.54%, 9/25/2035 (b) (j)	4,070	3,539

Series 2005-RP3, Class 1AS, IO, 4.11%, 9/25/2035 ‡ (b) (j)	3,000	235

GSR Mortgage Loan Trust

Series 2003-3F, Class 4A3, 5.75%, 4/25/2033	58	59

Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	282	283

Series 2004-6F, Class 3A4, 6.50%, 5/25/2034	199	204

Series 2004-13F, Class 3A3, 6.00%, 11/25/2034	321	332

Series 2005-5F, Class 8A3, 0.69%, 6/25/2035 (j)	103	102

Series 2005-AR6, Class 3A1, 2.79%, 9/25/2035 (j)	31	31

Series 2005-7F, Class 3A9, 6.00%, 9/25/2035	529	538

Series 2006-1F, Class 1A3, 5.50%, 2/25/2036	158	268

Series 2006-1F, Class 2A4, 6.00%, 2/25/2036	1,701	1,098

Headlands Residential LLC

Series 2018-RPL1, Class A, 3.88%, 8/25/2024 (b) (f)	754	755

Series 2017-RPL1, Class A, 3.88%, 11/25/2024 (b) (f)	38,825	38,800

Series 2021-RPL1, Class NOTE, 2.49%, 9/25/2026 (b) (j)	30,000	29,766

Homeward Opportunities Fund Trust Series 2020-BPL1, Class A1, 3.23%, 8/25/2025 (b) (f)	29,871	29,764

Impac CMB Trust Series 2005-4, Class 2A1, 0.79%, 5/25/2035 (j)	713	700

Impac Secured Assets CMN Owner Trust Series 2003-2, Class A1, 5.50%, 8/25/2033	358	338

Impac Secured Assets Trust Series 2006-1, Class 2A1, 0.89%, 5/25/2036 (j)	530	528

JPMorgan Mortgage Trust

Series 2006-A2, Class 5A3, 2.27%, 11/25/2033 (j)	992	1,002

Series 2004-A3, Class 4A1, 2.30%, 7/25/2034 (j)	28	29

Series 2006-A2, Class 4A1, 2.22%, 8/25/2034 (j)	1,991	2,089

Series 2006-A3, Class 6A1, 2.61%, 8/25/2034 (j)	323	324

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-A4, Class 1A1, 2.24%, 9/25/2034 (j)	110	107

Series 2004-S1, Class 1A7, 5.00%, 9/25/2034	36	38

Series 2005-A1, Class 3A4, 2.59%, 2/25/2035 (j)	328	325

Series 2007-A1, Class 5A1, 2.39%, 7/25/2035 (j)	249	253

Series 2007-A1, Class 5A2, 2.39%, 7/25/2035 (j)	100	101

Legacy Mortgage Asset Trust

Series 2020-GS1, Class A1, 2.88%, 10/25/2059 (b) (f)	7,700	7,707

Series 2020-GS5, Class A1, 3.25%, 6/25/2060 (b) (f)	10,934	10,975

Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (b) (f)	22,572	22,171

Lehman Mortgage Trust

Series 2006-2, Class 1A1, 5.93%, 4/25/2036 (j)	367	300

Series 2007-6, Class 1A8, 6.00%, 7/25/2037	109	109

Series 2008-2, Class 1A6, 6.00%, 3/25/2038	2,022	936

LHOME Mortgage Trust Series 2020-RTL1, Class A1, 3.23%, 10/25/2024 (b)	18,550	18,585

Loan Revolving Advance Investment Trust Series 2021-1, Class A1X, 2.75%, 12/31/2022 (b) (j)	12,313	12,084

MASTR Adjustable Rate Mortgages Trust

Series 2004-13, Class 2A1, 2.62%, 4/21/2034 (j)	561	562

Series 2004-3, Class 4A2, 2.23%, 4/25/2034 (j)	164	163

Series 2004-15, Class 3A1, 2.43%, 12/25/2034 (j)	73	72

MASTR Alternative Loan Trust

Series 2004-10, Class 1A1, 4.50%, 9/25/2019	5	5

Series 2004-8, Class 6A1, 5.50%, 9/25/2019	2	2

Series 2003-9, Class 2A1, 6.00%, 12/25/2033	198	204

Series 2003-9, Class 8A1, 6.00%, 1/25/2034	118	121

Series 2004-3, Class 3A1, 6.00%, 4/25/2034	1,209	1,223

Series 2004-3, Class 2A1, 6.25%, 4/25/2034	219	225

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	75

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2004-6, Class 30, PO, 7/25/2034 ‡	151		124

Series 2004-6, Class 7A1, 6.00%, 7/25/2034	107		112

Series 2004-7, Class 30, PO, 8/25/2034 ‡	107		88

Series 2005-6, Class 3A1, 5.50%, 12/25/2035	71		63

MASTR Asset Securitization Trust

Series 2004-6, Class 15, PO, 7/25/2019 ‡	—	(k)	—	(k)

Series 2003-12, Class 30, PO, 12/25/2033 ‡	14		12

Series 2003-12, Class 6A1, 5.00%, 12/25/2033	68		68

Series 2004-4, Class 1A6, 5.25%, 12/26/2033	184		189

Series 2004-P7, Class A6, 5.50%, 12/27/2033 (b)	93		90

Series 2004-1, Class 30, PO, 2/25/2034 ‡	11		8

MASTR Reperforming Loan Trust

Series 2005-2, Class 1A1F, 0.54%, 5/25/2035 (b) (j)	6,010		3,088

Series 2006-2, Class 1A1, 4.08%, 5/25/2036 (b) (j)	670		639

MASTR Resecuritization Trust Series 2005-PO, Class 3, PO, 5/28/2035 ‡ (b)	101		84

Merrill Lynch Mortgage Investors Trust

Series 2003-E, Class A1, 0.81%, 10/25/2028 (j)	354		350

Series 2003-F, Class A1, 0.83%, 10/25/2028 (j)	658		647

Series 2004-A, Class A1, 0.65%, 4/25/2029 (j)	134		131

Series 2004-C, Class A2, 0.94%, 7/25/2029 (j)	214		213

Series 2003-A5, Class 2A6, 2.00%, 8/25/2033 (j)	128		128

Series 2004-A4, Class A2, 2.65%, 8/25/2034 (j)	333		337

Series 2004-1, Class 2A1, 2.07%, 12/25/2034 (j)	358		361

Series 2005-A2, Class A1, 2.81%, 2/25/2035 (j)	597		602

Merrill Lynch Mortgage-Backed Securities Trust Series 2007-3, Class 1A3, 1.25%, 6/25/2037 (j)	406		383

Mill City Securities Ltd. (Cayman Islands) Series 2021-RS1, Class A1, 2.91%, 4/28/2066 (b) (j)	46,923		46,199

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Morgan Stanley Mortgage Loan Trust

Series 2004-9, Class 4A, 3.22%, 10/25/2019 (j)	64		61

Series 2004-3, Class 4A, 5.63%, 4/25/2034 (j)	896		929

MRA Issuance Trust

Series 2021-EBO5, Class A1Y, 1.83%, 2/15/2023 (b) (j)	28,700		28,598

Series 2021-EBO5, Class A1X, 1.83%, 2/15/2023 (b) (j)	82,300		82,300

Series 2021-EBO7, Class A1X, 2.86%, 2/15/2023 (b) (j)	82,300		82,300

Series 2021-EBO7, Class A1Y, 2.86%, 2/15/2023 (b) (j)	28,700		28,700

Series 2021-EBO2, Class A, 2.84%, 12/31/2049 (b) (j)	102,200		102,200

MRFC Mortgage Pass-Through Trust

Series 2000-TBC2, Class A1, 0.67%, 6/15/2030 (j)	733		718

Series 2000-TBC3, Class A1, 0.63%, 12/15/2030 (j)	199		195

NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50%, 10/25/2034 (b) (j)	328		316

Nomura Asset Acceptance Corp. Alternative Loan Trust

Series 2003-A1, Class A5, 7.00%, 4/25/2033	69		75

Series 2003-A1, Class A1, 5.50%, 5/25/2033	19		19

Series 2003-A1, Class A2, 6.00%, 5/25/2033	72		74

P4 SFR Series 2019-STlA, 7.25%, 10/11/2026 ‡	40,900		40,900

Prime Mortgage Trust Series 2004-CL1, Class 1A1, 6.00%, 2/25/2034	315		322

Progress Residential Trust Series 2020-SFRMEZZ, 6.38%, 10/16/2025 ‡	45,000		45,090

PRPM LLC

Series 2021-1, Class A1, 2.12%, 1/25/2026 (b) (j)	51,442		50,523

Series 2021-10, Class A1, 2.49%, 10/25/2026 (b) (f)	63,368		62,289

RALI Trust

Series 2002-QS16, Class A3, IF, 16.23%, 10/25/2017 (j)	1		1

Series 2003-QS12, Class A5, IO, 5.00%, 6/25/2018 ‡	—	(k)	—

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2003-QS12, Class A2A, IF, IO, 7.41%, 6/25/2018 ‡ (j)	—	(k)	—	(k)

Series 2003-QS14, Class A1, 5.00%, 7/25/2018	8		7

Series 2005-QA6, Class A32, 3.50%, 5/25/2035 (j)	729		485

Series 2007-QS1, Class 1A1, 6.00%, 1/25/2037	87		83

Reperforming Loan REMIC Trust Series 2005-R1, Class 2A, PO, 3/25/2035 ‡ (b)	36		24

Repo Buyer Series 2019-PC, 8.32%, 5/14/2022 ‡	20,502		20,666

Residential Asset Securitization Trust Series 2003-A8, Class A5, 4.25%, 10/25/2018	12		12

RFMSI Trust Series 2005-SA4, Class 1A1, 2.26%, 9/25/2035 (j)	67		58

RMIP Series 2019-1B, 4.71%, 8/25/2023 ‡	16,889		16,631

SART

Series 2017-1, 4.75%, 7/15/2024	16,211		16,427

Series 2019-1RRA, 3.25%, 10/15/2024 ‡	2,908		2,922

SART CRR

Series 4A, 2.51%, 10/15/2024 ‡	7,496		7,397

Series 2A, 2.75%, 4/15/2026 ‡	4,812		4,842

Series 3, 2.50%, 7/15/2027 ‡	7,403		7,449

Seasoned Credit Risk Transfer Trust

Series 2017-4, Class M60C, 3.50%, 6/25/2057	11,729		12,097

Series 2018-4, Class MA, 3.50%, 3/25/2058	13,761		14,171

Series 2018-4, Class MZ, 3.50%, 3/25/2058 ‡	13,483		14,705

Series 2019-1, Class MT, 3.50%, 7/25/2058 ‡	45,020		47,055

Series 2019-1, Class M55D, 4.00%, 7/25/2058	26,755		28,077

Series 2019-3, Class MB, 3.50%, 10/25/2058 ‡	26,448		28,151

Series 2020-1, Class M55G, 3.00%, 8/25/2059	41,394		41,937

Series 2020-3, Class MT, 2.00%, 5/25/2060 ‡	56,898		55,355

Seasoned Loans Structured Transaction Series 2018-1, Class A1, 3.50%, 6/25/2028	10,773		11,031

Sequoia Mortgage Trust

Series 2004-8, Class A1, 0.86%, 9/20/2034 (j)	479		460

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-8, Class A2, 1.51%, 9/20/2034 (j)	605	616

Series 2004-10, Class A1A, 0.78%, 11/20/2034 (j)	231	225

Series 2004-11, Class A1, 0.76%, 12/20/2034 (j)	602	580

Series 2004-12, Class A3, 0.63%, 1/20/2035 (j)	601	584

Sonoran Auto Receivables Trust Series 2018-1, 4.76%, 6/15/2025	19,293	19,611

Structured Asset Mortgage Investments II Trust

Series 2004-AR5, Class 1A1, 0.82%, 10/19/2034 (j)	589	580

Series 2005-AR5, Class A3, 0.66%, 7/19/2035 (j)	2,010	1,951

Structured Asset Securities Corp.

Series 2003-37A, Class 2A, 2.03%, 12/25/2033 (j)	796	812

Series 2004-4XS, Class 1A5, 5.99%, 2/25/2034 (f)	1,117	1,131

Series 2005-RF3, Class 1A, 0.54%, 6/25/2035 (b) (j)	456	418

Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2003-34A, Class 3A3, 3.00%, 11/25/2033 (j)	91	94

Thornburg Mortgage Securities Trust

Series 2003-4, Class A1, 0.83%, 9/25/2043 (j)	1,352	1,373

Series 2004-4, Class 3A, 1.90%, 12/25/2044 (j)	856	857

Towd Point Mortgage Trust

Series 2021-R1, Class A1, 2.92%, 11/30/2060 (b) (j)	101,851	100,822

Series 2021-R1, Class A2C, 3.31%, 11/30/2060 (b)	10,000	9,922

Two Harbors Series 2021-FNTMSR1, Class A, IO, 4.00%, 3/25/2022 (j)	102,150	102,191

Vendee Mortgage Trust

Series 1993-1, Class ZB, 7.25%, 2/15/2023	210	215

Series 1994-1, Class 1, 4.92%, 2/15/2024 (j)	124	127

Series 1994-1, Class 2ZB, 6.50%, 2/15/2024	375	389

Series 1996-1, Class 1Z, 6.75%, 2/15/2026	407	441

Series 1996-2, Class 1Z, 6.75%, 6/15/2026	179	193

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	77

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 1997-1, Class 2Z, 7.50%, 2/15/2027	590	642

Series 1998-1, Class 2E, 7.00%, 3/15/2028	413	442

VMD Series 2021-Senior, IO, 5.50%, 9/5/2024 ‡	76,000	76,000

vMobo, Inc. 7.50%, 5/31/2024	40,000	40,000

WaMu Mortgage Pass-Through Certificates

Series 2003-S4, Class 2A10, IF, 16.95%, 6/25/2033 (j)	75	82

Series 2004-RS2, Class A4, 5.00%, 11/25/2033	197	201

WaMu Mortgage Pass-Through Certificates Trust

Series 2003-S1, Class A5, 5.50%, 4/25/2033	340	350

Series 2003-AR7, Class A7, 2.37%, 8/25/2033 (j)	321	318

Series 2003-AR9, Class 2A, 2.37%, 9/25/2033 (j)	203	201

Series 2003-AR9, Class 1A6, 2.52%, 9/25/2033 (j)	1,888	1,883

Series 2003-S9, Class P, PO, 10/25/2033 ‡	23	19

Series 2003-AR11, Class A6, 2.66%, 10/25/2033 (j)	992	989

Series 2003-S9, Class A8, 5.25%, 10/25/2033	1,427	1,444

Series 2004-AR3, Class A1, 2.60%, 6/25/2034 (j)	404	413

Series 2004-AR3, Class A2, 2.60%, 6/25/2034 (j)	519	530

Series 2004-S2, Class 2A4, 5.50%, 6/25/2034	781	788

Series 2004-S3, Class 1A5, 5.00%, 7/25/2034	81	81

Series 2006-AR10, Class 2P, 2.74%, 9/25/2036 ‡ (j)	49	45

Series 2006-AR8, Class 1A2, 2.84%, 8/25/2046 (j)	282	280

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust

Series 2005-1, Class CP, PO, 3/25/2035 ‡	51	39

Series 2005-1, Class 1A1, 5.50%, 3/25/2035	445	445

Series 2005-2, Class 2A3, IF, IO, 4.81%, 4/25/2035 ‡ (j)	887	98

Series 2005-2, Class 1A4, IF, IO, 4.86%, 4/25/2035 ‡ (j)	3,578	364

Series 2005-4, Class CB7, 5.50%, 6/25/2035	1,208	1,212

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2005-4, Class CX, IO, 5.50%, 6/25/2035 ‡	1,240	202

Series 2005-6, Class 2A4, 5.50%, 8/25/2035	183	177

Series 2006-1, Class 3A2, 5.75%, 2/25/2036	100	97

Washington Mutual MSC Mortgage Pass-Through Certificates Trust Series 2003-MS7, Class P, PO, 3/25/2033 ‡	1	—	(k)

Wells Fargo Alternative Loan Trust

Series 2003-1, Class A, PO, 9/25/2033 ‡	27	23

Series 2007-PA3, Class 1A2, 5.75%, 7/25/2037	110	109

Wells Fargo Mortgage-Backed Securities Trust Series 2007-7, Class A7, 6.00%, 6/25/2037	65	64

ZH Trust Series 2021-2, Class A, 2.35%, 10/17/2027 (b)	35,960	35,406

Zillow Cspa 0.00%, 7/15/2022	13,386	13,393

Total Collateralized Mortgage Obligations (Cost $3,534,240)		3,526,817

Asset-Backed Securities — 9.3%

Academic Loan Funding Trust Series 2013-1A, Class A, 0.99%, 12/26/2044 (b) (j)	1,892	1,872

Accelerated Assets LLC Series 2018-1, Class A, 3.87%, 12/2/2033 (b)	7,629	7,730

Air Canada Pass-Through Trust (Canada)

Series 2013-1, Class A, 4.13%, 5/15/2025 (b)	8,825	8,867

Series 2015-1, Class A, 3.60%, 3/15/2027 (b)	3,954	3,960

Series 2017-1, Class AA, 3.30%, 1/15/2030 (b)	7,061	7,001

Series 2017-1, Class A, 3.55%, 1/15/2030 (b)	6,805	6,614

American Airlines Pass-Through Trust

Series 2014-1, Class A, 3.70%, 10/1/2026	263	260

Series 2015-2, Class A, 4.00%, 9/22/2027	3,143	3,022

Series 2016-2, Class A, 3.65%, 6/15/2028	5,352	5,071

Series 2016-3, Class AA, 3.00%, 10/15/2028	16,749	16,582

Series 2017-1, Class AA, 3.65%, 2/15/2029	3,977	4,072

Series 2019-1, Class AA, 3.15%, 2/15/2032	13,833	13,581

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

American Credit Acceptance Receivables Trust

Series 2020-2, Class B, 2.48%, 9/13/2024 (b)	489	490

Series 2020-2, Class C, 3.88%, 4/13/2026 (b)	2,030	2,062

American Homes 4 Rent

Series 2015-SFR1, Class A, 3.47%, 4/17/2052 (b)	15,947	16,250

Series 2015-SFR1, Class E, 5.64%, 4/17/2052 (b)	7,420	7,767

American Homes 4 Rent Trust

Series 2014-SFR2, Class A, 3.79%, 10/17/2036 (b)	10,849	11,056

Series 2014-SFR2, Class B, 4.29%, 10/17/2036 ‡ (b)	2,400	2,446

Series 2014-SFR2, Class D, 5.15%, 10/17/2036 (b)	8,100	8,357

Series 2014-SFR2, Class E, 6.23%, 10/17/2036 (b)	7,300	7,683

Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (b)	8,640	8,739

Series 2014-SFR3, Class C, 4.60%, 12/17/2036 (b)	3,750	3,827

Series 2014-SFR3, Class E, 6.42%, 12/17/2036 ‡ (b)	16,970	17,858

Series 2015-SFR2, Class E, 6.07%, 10/17/2052 ‡ (b)	1,415	1,497

American Tower Trust #1 REIT, 3.07%, 3/15/2023 (b)	6,220	6,234

AmeriCredit Automobile Receivables Trust Series 2017-4, Class C, 2.60%, 9/18/2023	1,992	1,994

AMSR Trust

Series 2020-SFR1, Class E, 3.22%, 4/17/2037 (b)	40,100	39,482

Series 2020-SFR2, Class C, 2.53%, 7/17/2037 ‡ (b)	2,949	2,873

Series 2020-SFR2, Class D, 3.28%, 7/17/2037 ‡ (b)	15,495	15,334

Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 ‡ (b)	12,912	12,934

Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 ‡ (b)	9,600	9,162

Series 2020-SFR4, Class D, 2.01%, 11/17/2037 ‡ (b)	20,000	18,783

Series 2020-SFR4, Class E1, 2.21%, 11/17/2037 ‡ (b)	19,000	17,786

Series 2019-SFR1, Class E, 3.47%, 1/19/2039 ‡ (b)	7,800	7,423

Series 2022-SFR1, 4.39%, 3/17/2039 (b)	28,018	28,216

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aqua Finance Trust

Series 2017-A, Class A, 3.72%, 11/15/2035 (b)	5,015	5,076

Series 2019-A, Class A, 3.14%, 7/16/2040 (b)	9,262	9,317

Series 2020-AA, Class B, 2.79%, 7/17/2046 ‡ (b)	2,750	2,735

Arivo Acceptance Auto Loan Receivables Trust Series 2019-1, Class A, 2.99%, 7/15/2024 (b)	3,754	3,770

Arm Master Trust Series 2021-T2, Class A, 1.42%, 1/15/2024 (b)	1,540	1,540

Arm Master Trust LLC Agricultural Loan Backed Notes Series 2021-T1, Class A, 2.43%, 11/15/2027 (b)	31,250	30,585

Avis Budget Rental Car Funding AESOP LLC Series 2020-1A, Class A, 2.33%, 8/20/2026 (b)	24,040	24,052

British Airways Pass-Through Trust (United Kingdom)

Series 2018-1, Class AA, 3.80%, 9/20/2031 (b)	7,038	7,158

Series 2018-1, Class A, 4.13%, 9/20/2031 (b)	11,280	11,157

Series 2019-1, Class AA, 3.30%, 12/15/2032 (b)	8,972	8,979

Business Jet Securities LLC

Series 2019-1, Class A, 4.21%, 7/15/2034 (b)	23,447	23,401

Series 2019-1, Class B, 5.19%, 7/15/2034 ‡ (b)	1,521	1,501

Series 2020-1A, Class A, 2.98%, 11/15/2035 (b)	17,131	17,074

Series 2021-1A, Class A, 2.16%, 4/15/2036 (b)	30,380	29,270

Camillo Issuer LLC

Series 2016-SFR, Class 1-A-1, 5.00%, 12/5/2023 ‡	38,488	39,258

Series 2018-SFR1, Class A, 5.25%, 6/5/2028 ‡ (b)	41,592	42,694

Cars Net Lease Mortgage Notes Series 2020-1A, Class A3, 3.10%, 12/15/2050 (b)	12,288	12,053

CARS-DB4 LP

Series 2020-1A, Class A5, 3.48%, 2/15/2050 (b)	5,730	5,712

Series 2020-1A, Class A6, 3.81%, 2/15/2050 (b)	5,979	6,103

Carvana Auto Receivables Trust Series 2019-4A, Class C, 2.72%, 1/15/2025 (b)	11,000	11,007

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	79

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Cfine LLC Series 2022-RTL1, Class AA, 3.25%, 2/16/2026 (b)	73,400	73,400

Chase Funding Trust

Series 2003-4, Class 1A5, 5.92%, 5/25/2033 ‡ (f)	704	691

Series 2003-6, Class 1A7, 5.28%, 11/25/2034 ‡ (f)	1,439	1,479

Series 2003-6, Class 1A5, 5.85%, 11/25/2034 ‡ (f)	844	867

CIG Auto Receivables Trust Series 2019-1A, Class C, 3.82%, 8/15/2024 (b)	3,000	3,019

Citibank Credit Card Issuance Trust Series 2007-A3, Class A3, 6.15%, 6/15/2039	950	1,262

Consumer Receivables Asset Investment Trust

Series 2021-1, Class A1X, 3.26%, 3/24/2023 (b) (j)	62,310	61,667

Series 2021-1, Class A1Y, 3.26%, 3/24/2023 (b) (j)	13,850	13,689

Continental Airlines Pass-Through Trust Series 2007-1, Class A, 5.98%, 4/19/2022	586	589

COOF Securitization Trust Ltd. Series 2014-1, Class A, IO, 2.82%, 6/25/2040 ‡ (b) (j)	3,820	325

CoreVest American Finance Trust

Series 2019-2, Class B, 3.42%, 6/15/2052 ‡ (b)	5,250	5,253

Series 2019-2, Class C, 3.68%, 6/15/2052 ‡ (b)	5,526	5,448

Series 2019-3, Class A, 2.71%, 10/15/2052 (b)	28,210	28,202

Credit Acceptance Auto Loan Trust

Series 2020-1A, Class C, 2.59%, 6/15/2029 (b)	25,115	25,047

Series 2020-3A, Class C, 2.28%, 2/15/2030 (b)	12,000	11,914

Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (b)	10,957	10,892

Crossroads Asset Trust Series 2021-A, Class A2, 0.82%, 3/20/2024 (b)	3,384	3,369

Crown Castle Towers LLC 4.24%, 7/15/2028 (b)	10,000	10,567

CSMC Trust Series 2021-JR1, Class A1, 2.46%, 9/27/2066 (b) (j)	33,890	33,549

CWABS, Inc. Asset-Backed Certificates

Series 2004-1, Class M1, 0.94%, 3/25/2034 ‡ (j)	56	56

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-1, Class M2, 1.01%, 3/25/2034 (j)	46	46

Series 2004-1, Class 3A, 0.75%, 4/25/2034 ‡ (j)	220	207

CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M1, 1.09%, 10/25/2034 (j)	82	81

Diamond Resorts Owner Trust

Series 2017-1A, Class A, 3.27%, 10/22/2029 (b)	3,655	3,659

Series 2017-1A, Class B, 4.11%, 10/22/2029 ‡ (b)	1,286	1,287

Drive Auto Receivables Trust

Series 2018-3, Class D, 4.30%, 9/16/2024	11,209	11,313

Series 2019-4, Class C, 2.51%, 11/17/2025	9,525	9,562

Series 2019-1, Class D, 4.09%, 6/15/2026	14,584	14,815

Series 2019-2, Class D, 3.69%, 8/17/2026	14,220	14,458

Series 2019-4, Class D, 2.70%, 2/16/2027	12,550	12,663

DT Auto Owner Trust

Series 2018-2A, Class D, 4.15%, 3/15/2024 (b)	4,917	4,946

Series 2019-1A, Class D, 3.87%, 11/15/2024 (b)	9,267	9,376

Series 2020-3A, Class C, 1.47%, 6/15/2026 (b)	6,815	6,776

Elara HGV Timeshare Issuer LLC

Series 2017-A, Class B, 2.96%, 3/25/2030 (b)	2,445	2,433

Series 2017-A, Class C, 3.31%, 3/25/2030 (b)	1,650	1,639

Exeter Automobile Receivables Trust

Series 2017-3A, Class C, 3.68%, 7/17/2023 (b)	2,179	2,191

Series 2019-4A, Class C, 2.44%, 9/16/2024 (b)	18,542	18,599

Series 2019-1A, Class D, 4.13%, 12/16/2024 (b)	6,434	6,517

Series 2019-3A, Class D, 3.11%, 8/15/2025 (b)	18,525	18,794

Series 2020-1A, Class D, 2.73%, 12/15/2025 (b)	22,035	22,172

FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (b)	10,960	10,797

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

FirstKey Homes Trust

Series 2020-SFR1, Class D, 2.24%, 8/17/2037 ‡ (b)	6,450	6,156

Series 2020-SFR1, Class E, 2.79%, 8/17/2037 ‡ (b)	11,250	10,796

Series 2020-SFR2, Class E, 2.67%, 10/19/2037 ‡ (b)	57,000	54,122

Series 2021-SFR1, Class D, 2.19%, 8/17/2038 ‡ (b)	14,400	13,492

Series 2021-SFR1, Class E1, 2.39%, 8/17/2038 (b)	12,500	11,628

Flagship Credit Auto Trust Series 2019-2, Class B, 2.92%, 4/15/2025 (b)	11,828	11,862

FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	86,397	89,270

Foundation Finance Trust

Series 2019-1A, Class A, 3.86%, 11/15/2034 (b)	9,968	10,141

Series 2019-1A, Class C, 5.66%, 11/15/2034 ‡ (b)	18,930	20,028

Series 2020-1A, Class A, 3.54%, 7/16/2040 (b)	30,742	31,212

Foursight Capital Automobile Receivables Trust Series 2021-1, Class D, 1.32%, 3/15/2027 (b)	900	868

GE Capital Mortgage Services, Inc. Trust Series 1999-HE1, Class M, 6.71%, 4/25/2029 ‡ (j)	107	94

Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 3/17/2031 (b)	529	530

Golden Bear LLC Series 2016-R, Class R, 5.65%, 9/20/2047 ‡ (b)	1,277	1,277

Goodgreen Series 2019-2A, Class A, 2.76%, 4/15/2055 (b)	25,768	25,291

Goodgreen Trust

Series 2016-1A, Class A, 3.23%, 10/15/2052 (b)	11,177	11,280

Series 2017-1A, Class A, 3.74%, 10/15/2052 (b)	3,258	3,294

Series 2017-2A, Class A, 3.26%, 10/15/2053 (b)	15,217	15,117

Harvest SBA Loan Trust Series 2021-1, Class A, 2.11%, 4/25/2048 (b) (j)	7,193	7,193

HERO (Cayman Islands) Series 2018-1ASI, Class A, 4.00%, 9/20/2047 (b)	1,255	1,256

HERO Funding (Cayman Islands)

Series 2017-3A, Class A2, 3.95%, 9/20/2048 (b)	11,150	11,246

Series 2018-1A, Class A2, 4.67%, 9/20/2048 (b)	14,080	14,508

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

HERO Funding II (Cayman Islands)

Series 2016-3B, Class B, 5.24%, 9/20/2042 ‡ (b)	776	776

3.75%, 9/21/2044 ‡	5,306	5,212

Series 2016-4B, Class B, 4.99%, 9/20/2047 (b)	1,931	1,921

HERO Funding Trust (Cayman Islands)

Series 2016-3A, Class A1, 3.08%, 9/20/2042 (b)	4,122	4,171

Series 2016-4A, Class A1, 3.57%, 9/20/2047 (b)	1,244	1,269

Series 2016-4A, Class A2, 4.29%, 9/20/2047 (b)	2,593	2,670

Series 2017-1A, Class A2, 4.46%, 9/20/2047 (b)	9,079	9,323

Hilton Grand Vacations Trust

Series 2017-AA, Class A, 2.66%, 12/26/2028 (b)	1,111	1,119

Series 2020-AA, Class A, 2.74%, 2/25/2039 (b)	10,422	10,431

Home Partners of America Trust

Series 2021-2, Class E1, 2.85%, 12/17/2026 ‡ (b)	40,776	38,297

Series 2021-2, Class E2, 2.95%, 12/17/2026 ‡ (b)	9,718	9,111

Series 2021-3, Class D, 3.00%, 1/17/2041 ‡ (b)	45,045	42,764

JetBlue Pass-Through Trust

Series 2019-1, Class B, 8.00%, 11/15/2027	2,499	2,826

Series 2020-1, Class B, 7.75%, 11/15/2028	5,374	6,158

KGS-Alpha SBA COOF Trust

Series 2012-3, Class A, IO, 0.76%, 9/25/2026 ‡ (b) (j)	420	1

Series 2014-1, Class A, IO, 1.52%, 10/25/2032 ‡ (b) (j)	11,166	340

Series 2012-4, Class A, IO, 0.86%, 9/25/2037 ‡ (b) (j)	26,952	542

Series 2012-2, Class A, IO, 0.84%, 8/25/2038 ‡ (b) (j)	12,895	236

Series 2013-2, Class A, IO, 1.76%, 3/25/2039 ‡ (b) (j)	11,558	431

Series 2012-6, Class A, IO, 0.57%, 5/25/2039 ‡ (b) (j)	12,743	170

Series 2014-2, Class A, IO, 3.55%, 4/25/2040 ‡ (b) (j)	3,318	249

Series 2015-2, Class A, IO, 3.28%, 7/25/2041 ‡ (b) (j)	3,321	358

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	81

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Lendingpoint Asset Securitization Trust Series 2021-B, Class A, 1.11%, 2/15/2029 (b)	41,193	40,901

LendingPoint Asset Securitization Trust

Series 2021-1, Class A, 1.75%, 4/15/2027 (b)	9,810	9,818

Series 2020-REV1, Class B, 4.49%, 10/15/2028 ‡ (b)	32,938	33,224

Lendingpoint SPE Trust

Series 2020-VFN1, Class A1B, 4.44%, 12/15/2026 (b) (j)	16,759	17,225

Series 2020-VFN1, Class A2B1, 4.44%, 12/15/2026 (b) (j)	6,276	6,410

Lendmark Funding Trust

Series 2019-2A, Class A, 2.78%, 4/20/2028 (b)	17,859	18,005

Series 2019-2A, Class B, 3.22%, 4/20/2028 ‡ (b)	6,150	6,199

LFT CRE Ltd. (Cayman Islands) Series 2021-FL1, Class C, 2.14%, 6/15/2039 ‡ (b) (j)	29,810	29,519

LMREC LLC Series 2021-CRE4, Class A, 1.24%, 4/22/2037 (b) (j)	34,905	34,826

Long Beach Mortgage Loan Trust

Series 2004-1, Class M1, 0.94%, 2/25/2034 ‡ (j)	864	860

Series 2004-3, Class M1, 1.04%, 7/25/2034 ‡ (j)	247	244

LP LMS Asset Securitization Trust

Series 2020-1A, Class A, 3.97%, 2/10/2026 (b)	4,165	4,187

3.23%, 10/15/2028	48,054	48,140

Mariner Finance Issuance Trust Series 2019-AA, Class A, 2.96%, 7/20/2032 (b)	33,360	33,596

Mercury Financial Credit Card Master Trust

Series 2021-1A, Class A, 1.54%, 3/20/2026 (b)	38,420	38,020

Series 2021-1A, Class B, 2.33%, 3/20/2026 (b)	8,740	8,674

Mid-State Capital Corp. Trust Series 2006-1, Class M1, 6.08%, 10/15/2040 ‡ (b)	4,186	4,347

MVW Owner Trust Series 2019-1A, Class A, 2.89%, 11/20/2036 (b)	7,402	7,460

New Century Home Equity Loan Trust Series 2003-5, Class AI6, 4.86%, 11/25/2033 ‡ (f)	945	944

NMEF Funding LLC Series 2019-A, Class B, 3.06%, 8/17/2026 ‡ (b)	10,227	10,259

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

NRZ Excess Spread-Collateralized Notes

Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (b)	30,687	30,432

Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (b)	42,568	40,994

Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (b)	46,617	46,157

Octane Receivables Trust Series 2019-1A, Class A, 3.16%, 9/20/2023 (b)	1,746	1,751

OL SP LLC

Series 2018, Class A, 4.16%, 2/9/2030	1,961	1,989

Series 2018, Class B, 4.61%, 2/9/2030 ‡	613	619

OneMain Direct Auto Receivables Trust Series 2018-1A, Class B, 3.71%, 4/14/2025 (b)	20,718	20,740

Oportun Funding XIII LLC Series 2019-A, Class A, 3.08%, 8/8/2025 (b)	45,920	46,183

Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (b)	20,285	19,819

Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (b)	38,800	37,425

Orange Lake Timeshare Trust Series 2019-A, Class B, 3.36%, 4/9/2038 ‡ (b)	6,630	6,670

PRET LLC

Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 ‡ (b) (f)	31,003	30,371

Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (b) (j)	46,247	45,676

Pretium Mortgage Credit Partners I LLC

Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (b) (f)	56,965	55,790

Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 ‡ (b) (f)	34,236	33,413

Progress Residential Trust

Series 2022-SFR1, Class C, 3.46%, 2/17/2029 (b)	14,649	14,364

Series 2022-SFR1, Class D, 3.65%, 2/17/2029 (b)	21,816	21,356

Series 2020-SFR2, Class A, 2.08%, 6/17/2037 (b)	27,455	26,982

Series 2021-SFR2, Class E1, 2.55%, 4/19/2038 (b)	16,700	15,609

Series 2021-SFR8, Class A, 1.51%, 10/17/2038 (b)	7,600	7,202

Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 ‡ (b)	35,000	32,281

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2021-SFR11, Class D, 3.13%, 1/17/2039 ‡ (b)	11,560	10,905

Series 2021-SFR11, Class E1, 3.38%, 1/17/2039 ‡ (b)	23,735	22,241

ReadyCap Lending Small Business Loan Trust Series 2019-2, Class A, 2.75%, 12/27/2044 (b) (j)	14,265	14,170

Regional Management Issuance Trust Series 2020-1, Class A, 2.34%, 10/15/2030 (b)	16,100	15,948

Renaissance Home Equity Loan Trust Series 2007-2, Class AF2, 5.68%, 6/25/2037 ‡ (f)	96	36

Renew (Cayman Islands) Series 2017-1A, Class A, 3.67%, 9/20/2052 (b)	4,027	4,052

RFLF 1 Issuer LLC Series 2018-1A, Class A, 5.25%, 6/12/2022 ‡ (b)	45,000	44,987

Santander Drive Auto Receivables Trust

Series 2018-1, Class D, 3.32%, 3/15/2024	7,533	7,542

Series 2019-2, Class C, 2.90%, 10/15/2024	5,576	5,592

SCF Equipment Leasing LLC Series 2022-1A, Class D, 3.79%, 11/20/2031 (b)	10,690	10,682

Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 2.91%, 1/25/2036 ‡ (f)	408	411

Sierra Timeshare Receivables Funding LLC Series 2020-2A, Class C, 3.51%, 7/20/2037 ‡ (b)	4,191	4,205

Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	3,399	3,360

Stanwich Mortgage Loan Co. LLC Series 2021-NPB1, Class A1, 2.73%, 10/16/2026 (b) (f)	30,912	30,489

Structured Asset Securities Corp. Mortgage Pass-Through Certificates

Series 2004-6XS, Class A5A, 6.03%, 3/25/2034 ‡ (f)	295	296

Series 2004-6XS, Class A5B, 6.05%, 3/25/2034 ‡ (f)	236	237

Structured Asset Securities Corp. Pass-Through Certificates

Series 2002-AL1, Class A2, 3.45%, 2/25/2032 ‡	78	73

Series 2002-AL1, Class A3, 3.45%, 2/25/2032 ‡	257	175

Synchrony Card Funding LLC Series 2019-A2, Class A, 2.34%, 6/15/2025	47,475	47,684

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Towd Point Mortgage Trust Series 2017-FRE2, Class M6, 4.00%, 11/25/2047 ‡ (b) (f)	31,735	31,226

Tricolor Auto Securitization Trust Series 2020-1A, Class A, 4.88%, 11/15/2026 (b)	17,498	17,556

Tricon American Homes Trust

Series 2019-SFR1, Class D, 3.20%, 3/17/2038 ‡ (b)	4,641	4,530

Series 2019-SFR1, Class E, 3.40%, 3/17/2038 ‡ (b)	11,000	10,533

United Airlines Pass-Through Trust

Series 2012-1, Class A, 4.15%, 4/11/2024	1,815	1,851

Series 2013-1, Class A, 4.30%, 8/15/2025	16,233	16,625

Series 2016-2, Class B, 3.65%, 10/7/2025	18,785	18,352

Series 2016-1, Class B, 3.65%, 1/7/2026	1,978	1,949

Series 2018-1, Class B, 4.60%, 3/1/2026	11,056	11,140

Series 2014-1, Class A, 4.00%, 4/11/2026	5,041	5,160

Series 2014-2, Class A, 3.75%, 9/3/2026	9,016	9,230

Series 2019-2, Class B, 3.50%, 5/1/2028	10,165	9,714

Series 2016-1, Class AA, 3.10%, 7/7/2028	2,211	2,238

Series 2016-1, Class A, 3.45%, 7/7/2028	20,970	20,608

Series 2016-2, Class AA, 2.88%, 10/7/2028	1,419	1,414

Series 2016-2, Class A, 3.10%, 10/7/2028	16,466	16,061

Series 2018-1, Class AA, 3.50%, 3/1/2030	17,012	17,244

Series 2018-1, Class A, 3.70%, 3/1/2030	2,118	2,091

Series 2019-1, Class AA, 4.15%, 8/25/2031	13,398	14,341

Series 2019-1, Class A, 4.55%, 8/25/2031	12,117	12,880

Series 2019-2, Class AA, 2.70%, 5/1/2032	7,018	6,781

Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (b)	5,828	5,805

USASF Receivables LLC Series 2020-1A, Class B, 3.22%, 5/15/2024 (b)	20,000	20,074

VCAT LLC

Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (b) (f)	30,637	30,053

Series 2021-NPL5, Class A1, 1.87%, 8/25/2051 (b) (f)	17,664	17,152

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	83

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

VOLT C LLC Series 2021-NPL9, Class A1, 1.99%, 5/25/2051 (b) (f)	10,398	10,129

VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (b) (f)	25,709	25,174

VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (b) (f)	53,699	52,743

VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (b) (f)	37,214	36,392

VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (b) (f)	21,639	21,220

VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (b) (f)	69,629	68,424

VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (b) (f)	51,242	50,311

Welk Resorts LLC Series 2019-AA, Class C, 3.34%, 6/15/2038 ‡ (b)	5,132	5,151

Westgate Resorts LLC Series 2020-1A, Class B, 3.96%, 3/20/2034 ‡ (b)	24,166	24,461

Westlake Automobile Receivables Trust Series 2021-3A, Class D, 2.12%, 1/15/2027 (b)	42,655	41,810

World Omni Auto Receivables Trust Series 2018-B, Class A3, 2.87%, 7/17/2023	283	283

Total Asset-Backed Securities (Cost $3,360,830)		3,324,451

Commercial Mortgage-Backed Securities — 6.7%

20 Times Square Trust

Series 2018-20TS, Class D, 3.10%, 5/15/2035 ‡ (b) (j)	21,000	20,234

Series 2018-20TS, Class E, 3.10%, 5/15/2035 ‡ (b) (j)	13,399	12,801

BAMLL Commercial Mortgage Securities Trust

Series 2012-PARK, Class A, 2.96%, 12/10/2030 (b)	7,026	7,068

Series 2014-520M, Class C, 4.21%, 8/15/2046 ‡ (b) (j)	7,700	7,602

BAMLL Re-REMIC Trust

Series 2014-FRR5, Class AK30, PO, 6/27/2045 (b)	3,200	3,082

Series 2016-FR13, Class A, 1.40%, 8/27/2045 (b) (j)	9,619	9,562

Series 2015-FR11, Class AK25, 2.41%, 9/27/2045 (b) (j)	7,484	7,455

BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (b)	46,923	47,327

Bear Stearns Commercial Mortgage Securities Trust Series 2007-T26, Class X1, IO, 0.01%, 1/12/2045 ‡ (b) (j)	38,007	—	(k)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Cascade Funding Mortgage Trust

Series 2021-FRR1, Class AK45, 1.95%, 2/28/2025 (b)	13,760	13,156

Series 2021-FRR1, Class BKW1, 1.72%, 1/29/2026 ‡ (b)	14,340	13,192

Series 2021-FRR1, Class AKW1, 2.08%, 1/29/2026 (b)	16,010	15,143

Series 2021-FRR1, Class AK54, 1.86%, 2/28/2026 (b)	14,570	13,460

Series 2021-FRR1, Class AK98, 8/29/2029 (b)	22,370	16,634

Series 2021-FRR1, Class AK58, 2.41%, 9/29/2029 (b)	28,730	26,617

CD Mortgage Trust Series 2006-CD3, Class XS, IO, 0.18%, 10/15/2048 ‡ (b) (j)	783	—	(k)

Commercial Mortgage Trust

Series 2013-300P, Class A1, 4.35%, 8/10/2030 (b)	4,484	4,577

Series 2018-HOME, Class A, 3.82%, 4/10/2033 (b) (j)	53,745	56,007

Series 2013-SFS, Class A2, 2.99%, 4/12/2035 (b) (j)	6,150	6,162

Series 2020-CBM, Class A2, 2.90%, 2/10/2037 (b)	7,550	7,479

Series 2020-CBM, Class B, 3.10%, 2/10/2037 ‡ (b)	14,250	13,943

Series 2012-CR2, Class XA, IO, 1.61%, 8/15/2045 ‡ (j)	21,287	3

Series 2014-CR19, Class A5, 3.80%, 8/10/2047	13,800	14,216

Series 2015-CR24, Class A5, 3.70%, 8/10/2048	9,250	9,530

Series 2015-CR25, Class A4, 3.76%, 8/10/2048	17,593	18,260

Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class AX, IO, 0.03%, 1/15/2049 ‡ (b) (j)	15,661	—	(k)

CSAIL Commercial Mortgage Trust

Series 2017-CX10, Class UESA, 4.03%, 10/15/2032 (b)	29,490	29,754

Series 2017-CX10, Class UESC, 4.24%, 10/15/2032 ‡ (b) (j)	4,929	4,849

CSMC OA LLC

Series 2014-USA, Class A2, 3.95%, 9/15/2037 (b)	2,600	2,636

Series 2014-USA, Class D, 4.37%, 9/15/2037 ‡ (b)	16,830	15,166

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

DBWF Mortgage Trust Series 2015-LCM, Class A2, 3.42%, 6/10/2034 (b) (j)	4,000	3,926

FHLMC Multi-Family WI Certificates

Series K137, Class AM, 1.98%, 2/25/2032	29,800	28,710

Series K138, Class AM, 1.89%, 3/25/2032	22,150	21,185

Series K142, Class A2, 2.40%, 3/25/2032	58,400	58,077

FHLMC, Multi-Family Structured Pass-Through Certificates

Series KJ09, Class A2, 2.84%, 9/25/2022	4,209	4,228

Series KS01, Class A2, 2.52%, 1/25/2023	11,018	11,066

Series KSMC, Class A2, 2.62%, 1/25/2023	16,500	16,684

Series K038, Class A2, 3.39%, 3/25/2024	20,914	21,509

Series K731, Class AM, 3.60%, 2/25/2025 (j)	32,000	33,120

Series KPLB, Class A, 2.77%, 5/25/2025	2,314	2,369

Series KLU2, Class A7, 2.23%, 9/25/2025 (j)	13,313	13,360

Series KJ17, Class A2, 2.98%, 11/25/2025	21,956	22,459

Series K052, Class A2, 3.15%, 11/25/2025	23,597	24,513

Series K737, Class AM, 2.10%, 10/25/2026	24,520	24,456

Series K061, Class AM, 3.44%, 11/25/2026 (j)	20,000	21,101

Series K065, Class A2, 3.24%, 4/25/2027	21,719	22,831

Series K065, Class AM, 3.33%, 5/25/2027	11,657	12,292

Series K066, Class A2, 3.12%, 6/25/2027	8,171	8,560

Series K069, Class A2, 3.19%, 9/25/2027 (j)	40,630	42,707

Series K070, Class A2, 3.30%, 11/25/2027 (j)	17,323	18,309

Series K072, Class A2, 3.44%, 12/25/2027	14,689	15,644

Series K072, Class AM, 3.50%, 12/25/2027 (j)	19,000	20,109

Series W5FX, Class AFX, 3.34%, 4/25/2028 (j)	21,769	22,993

Series K081, Class A2, 3.90%, 8/25/2028 (j)	13,531	14,853

Series K082, Class AM, 3.92%, 9/25/2028 (j)	12,035	13,184

Series K087, Class A2, 3.77%, 12/25/2028	4,150	4,538

Series K088, Class A2, 3.69%, 1/25/2029	355	387

Series K115, Class XAM, IO, 1.55%, 7/25/2030 (j)	44,581	5,128

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series K118, Class XAM, IO, 1.17%, 9/25/2030 (j)	21,865	1,955

Series Q013, Class APT2, 1.24%, 5/25/2050 (j)	16,719	15,937

FNMA ACES

Series 2013-M9, Class A2, 2.39%, 1/25/2023 (j)	3,451	3,468

Series 2013-M13, Class A2, 2.64%, 4/25/2023 (j)	978	984

Series 2014-M2, Class A2, 3.51%, 12/25/2023 (j)	7,615	7,794

Series 2014-M3, Class A2, 3.50%, 1/25/2024 (j)	6,723	6,871

Series 2014-M13, Class A2, 3.02%, 8/25/2024 (j)	7,926	8,087

Series 2015-M1, Class A2, 2.53%, 9/25/2024	9,560	9,683

Series 2015-M3, Class A2, 2.72%, 10/25/2024	12,874	13,001

Series 2015-M7, Class A2, 2.59%, 12/25/2024	5,083	5,137

Series 2015-M2, Class A3, 3.01%, 12/25/2024 (j)	8,647	8,834

Series 2015-M8, Class A2, 2.90%, 1/25/2025 (j)	9,825	10,004

Series 2016-M1, Class A2, 2.94%, 1/25/2026 (j)	58,927	60,379

Series 2016-M11, Class A2, 2.37%, 7/25/2026 (j)	96,850	97,548

Series 2017-M3, Class A2, 2.47%, 12/25/2026 (j)	9,224	9,403

Series 2015-M10, Class A2, 3.09%, 4/25/2027 (j)	56,494	59,003

Series 2017-M8, Class A2, 3.06%, 5/25/2027 (j)	32,726	34,135

Series 2017-M12, Class A2, 3.07%, 6/25/2027 (j)	36,379	38,090

Series 2017-M15, Class A2, 2.96%, 9/25/2027 (j)	10,000	10,460

Series 2018-M2, Class A2, 2.90%, 1/25/2028 (j)	22,000	22,721

Series 2018-M4, Class A2, 3.06%, 3/25/2028 (j)	23,813	25,167

Series 2018-M9, Class APT2, 3.12%, 4/25/2028 (j)	95,484	99,540

Series 2018-M8, Class A2, 3.32%, 6/25/2028 (j)	35,260	37,538

Series 2018-M10, Class A2, 3.36%, 7/25/2028 (j)	45,168	48,226

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	85

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2019-M1, Class A2, 3.55%, 9/25/2028 (j)	34,615	37,402

Series 2020-M38, Class 2A1, 1.59%, 11/25/2028	11,408	11,010

Series 2020-M38, Class X2, IO, 1.99%, 11/25/2028 (j)	52,711	5,732

Series 2017-M5, Class A2, 3.12%, 4/25/2029 (j)	7,486	7,908

Series 2019-M7, Class A2, 3.14%, 4/25/2029	41,965	44,408

Series 2017-M11, Class A2, 2.98%, 8/25/2029	14,669	15,357

Series 2020-M5, Class A2, 2.21%, 1/25/2030	46,000	45,779

Series 2018-M3, Class A2, 3.08%, 2/25/2030 (j)	17,874	18,855

Series 2020-M50, Class A1, 0.67%, 10/25/2030	25,904	24,631

Series 2020-M50, Class A2, 1.20%, 10/25/2030	12,140	11,488

Series 2020-M50, Class X1, IO, 1.91%, 10/25/2030 (j)	197,263	19,429

Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	25,469	24,473

Series 2021-M3, Class X1, IO, 1.98%, 11/25/2033 (j)	151,603	18,900

Series 2019-M10, Class X, IO, 0.96%, 5/25/2049 (j)	89,287	5,915

FREMF Mortgage Trust

Series 2017-K727, Class B, 3.74%, 7/25/2024 (b) (j)	27,500	28,041

Series 2018-KSL1, Class B, 3.96%, 11/25/2025 (b) (j)	10,011	9,812

Series 2019-KL05, Class BP, 3.96%, 6/25/2029 (b) (j)	5,645	5,549

Series 2020-KHG2, Class B, 3.07%, 2/25/2030 (b) (j)	13,500	12,913

Series 2018-KW07, Class B, 4.08%, 10/25/2031 (b) (j)	5,000	5,085

Series 2015-K44, Class B, 3.67%, 1/25/2048 (b) (j)	769	790

Series 2015-K45, Class B, 3.59%, 4/25/2048 (b) (j)	11,025	11,233

Series 2015-K47, Class B, 3.59%, 6/25/2048 (b) (j)	5,000	5,135

Series 2015-K51, Class B, 3.95%, 10/25/2048 (b) (j)	10,000	10,355

Series 2016-K56, Class B, 3.94%, 6/25/2049 (b) (j)	8,451	8,777

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2016-K722, Class B, 3.87%, 7/25/2049 (b) (j)	21,565	21,960

Series 2017-K67, Class B, 3.94%, 9/25/2049 (b) (j)	8,500	8,837

Series 2017-K729, Class B, 3.67%, 11/25/2049 (b) (j)	8,000	8,168

Series 2017-K63, Class B, 3.87%, 2/25/2050 (b) (j)	20,000	20,799

Series 2019-K102, Class B, 3.53%, 12/25/2051 (b) (j)	6,000	6,049

Series 2019-K90, Class B, 4.31%, 2/25/2052 (b) (j)	8,500	9,114

Series 2020-K737, Class B, 3.30%, 1/25/2053 (b) (j)	10,000	10,177

Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 7/10/2035 (b)	36,250	36,651

INVH Series 2021-SFR1, 2.50%, 1/25/2024 ‡	35,000	35,000

JPMCC Re-REMIC Trust Series 2015-FRR2, Class AK36, 2.12%, 12/27/2046 (b) (j)	14,610	14,318

JPMorgan Chase Commercial Mortgage Securities Trust

Series 2005-CB11, Class X1, IO, 0.21%, 8/12/2037 ‡ (b) (j)	7,157	—	(k)

Series 2006-CB15, Class X1, IO, 0.30%, 6/12/2043 ‡ (j)	7,012	—	(k)

Series 2007-LD12, Class X, IO, 0.00%, 2/15/2051 ‡ (j)	7,229	—	(k)

Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 2/15/2036 (b)	8,924	9,300

LB-UBS Commercial Mortgage Trust Series 2007-C2, Class XW, IO, 0.00%, 2/15/2040 ‡ (j)	1,808	—	(k)

MHC Commercial Mortgage Trust Series 2021-MHC, Class E, 2.29%, 4/15/2038 ‡ (b) (j)	15,700	15,386

Morgan Stanley Capital I Trust Series 2007-IQ13, Class X, IO, 0.37%, 3/15/2044 ‡ (b) (j)	1,705	—	(k)

MRCD MARK Mortgage Trust

Series 2019-PARK, Class A, 2.72%, 12/15/2036 (b)	38,560	38,251

Series 2019-PARK, Class E, 2.72%, 12/15/2036 ‡ (b)	81,600	77,289

RBS Commercial Funding, Inc. Trust Series 2013-SMV, Class A, 3.26%, 3/11/2031 (b)	4,450	4,472

SBALR Commercial Mortgage Trust Series 2020-RR1, Class A3, 2.83%, 2/13/2053 (b)	24,215	23,630

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series RR Trust Series 2014-1, Class B, PO, 5/25/2047 (b)	8,260	7,539

SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (b)	67,015	64,893

UBS Commercial Mortgage Trust Series 2012-C1, Class XA, IO, 1.65%, 5/10/2045 (b) (j)	75	—	(k)

UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (b)	15,527	15,516

UBS-Barclays Commercial Mortgage Trust

Series 2013-C6, Class A4, 3.24%, 4/10/2046	2,357	2,379

Series 2012-C2, Class XA, IO, 1.25%, 5/10/2063 ‡ (b) (j)	36,260	51

Series 2012-C2, Class A4, 3.53%, 5/10/2063	7,884	7,885

VNDO Mortgage Trust Series 2012-6AVE, Class A, 3.00%, 11/15/2030 (b)	11,148	11,226

Wachovia Bank Commercial Mortgage Trust Series 2006-C24, Class XC, IO, 0.00%, 3/15/2045 ‡ (b) (j)	2,776	—	(k)

Wells Fargo Commercial Mortgage Trust Series 2015-C30, Class A4, 3.66%, 9/15/2058	8,751	9,023

Wells Fargo Re-REMIC Trust Series 2013-FRR1, Class AK20, PO, 5/27/2045 (b)	8,000	7,977

WFRBS Commercial Mortgage Trust Series 2013-C11, Class D, 4.24%, 3/15/2045 ‡ (b) (j)	2,500	2,451

Total Commercial Mortgage-Backed Securities (Cost $2,358,390)		2,395,496

Foreign Government Securities — 0.5%

Kingdom of Saudi Arabia (Saudi Arabia)

2.25%, 2/2/2033 (b)	10,140	9,557

3.45%, 2/2/2061 (b)	4,399	4,009

Republic of Chile (Chile) 2.55%, 1/27/2032	9,568	8,990

Republic of Panama (Panama)

3.16%, 1/23/2030	8,850	8,686

4.50%, 4/16/2050	5,100	4,954

Republic of Peru (Peru) 5.63%, 11/18/2050	737	921

Republic of South Africa (South Africa) 5.88%, 9/16/2025	3,502	3,732

United Arab Emirates Government Bond (United Arab Emirates) 2.88%, 10/19/2041 (b)	15,748	14,724

United Mexican States (Mexico)

4.13%, 1/21/2026	5,155	5,457

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

3.75%, 1/11/2028	22,959	23,648

2.66%, 5/24/2031	20,674	18,948

3.50%, 2/12/2034	6,211	5,820

4.75%, 3/8/2044	3,906	3,849

4.60%, 1/23/2046	15,089	14,485

4.35%, 1/15/2047	4,228	3,915

4.60%, 2/10/2048	1,928	1,839

4.40%, 2/12/2052	14,965	13,753

3.77%, 5/24/2061	11,682	9,416

5.75%, 10/12/2110	5,118	5,220

Total Foreign Government Securities (Cost $170,395)		161,923

Municipal Bonds — 0.4% (m)

California — 0.1%

City of Los Angeles Department of Airports, Federally Taxable Build America Bonds Direct Payment to Issuer Series 2009C, Rev., 6.58%, 5/15/2039	3,060	3,973

Regents of the University of California Medical Center Pooled Series 2020N, Rev., 3.71%, 5/15/2120	21,120	21,185

State of California, Various Purpose GO, 7.30%, 10/1/2039	2,400	3,557

Total California		28,715

New York — 0.1%

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2010-D, Rev., 5.60%, 3/15/2040	2,240	2,871

Port Authority of New York and New Jersey, Consolidated

Series 164, Rev., 5.65%, 11/1/2040	10,965	14,201

Series 165, Rev., 5.65%, 11/1/2040	3,780	4,890

Series 174, Rev., 4.46%, 10/1/2062	17,925	21,493

Total New York		43,455

Ohio — 0.2%

American Municipal Power, Inc., Meldahl Hydroelectric Project Series 2010B, Rev., 7.50%, 2/15/2050	11,725	18,452

County of Franklin, Hospital Facilities, Nationwide Children’s Hospital Project Rev., 2.88%, 11/1/2050	4,675	4,310

County of Hamilton, Healthcare Facilities, The Christ Hospital Rev., AGM, 3.76%, 6/1/2042	16,870	17,701

Ohio State University (The), General Receipts

Series 2016A, Rev., 4.05%, 12/1/2056	3,478	4,173

Series 2011-A, Rev., 4.80%, 6/1/2111	9,576	13,061

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	87

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Ohio — continued

Ohio University, General Receipts, Federally Taxable Rev., 5.59%, 12/1/2114	5,822	8,643

Total Ohio		66,340

Pennsylvania — 0.0% (c)

Chester County Health and Education Facilities Authority, Main Line Health System Rev., 3.31%, 6/1/2051	11,130	11,164

Total Municipal Bonds (Cost $127,469)		149,674

U.S. Government Agency Securities — 0.4%

Israel Government AID Bond (Israel)

5.50%, 12/4/2023	7,240	7,742

2.10%, 11/1/2024 (a)	5,000	4,732

5.50%, 9/18/2033	6,771	9,018

Resolution Funding Corp. STRIPS

DN, 3.23%, 1/15/2030 (a)	30,700	26,092

DN, 2.87%, 4/15/2030 (a)	26,456	22,293

Tennessee Valley Authority

5.88%, 4/1/2036	31,814	44,868

5.50%, 6/15/2038	493	690

4.63%, 9/15/2060	4,157	5,844

4.25%, 9/15/2065	2,604	3,442

Tennessee Valley Authority STRIPS

DN, 4.31%, 11/1/2025 (a)	17,495	16,217

DN, 5.91%, 7/15/2028 (a)	3,119	2,714

DN, 3.87%, 12/15/2028 (a)	3,500	3,021

DN, 5.27%, 6/15/2035 (a)	2,242	1,594

Total U.S. Government Agency Securities (Cost $136,961)		148,267

Loan Assignments — 0.2% (n)

Diversified Financial Services — 0.2%

OneSky 1st Lien Term Loan (3-MONTH SOFR + 3.00%), 3.88%, 1/15/2031(d) (Cost $58,623)	57,975	58,206

	SHARES (000)
Short-Term Investments — 4.4%

Investment Companies — 4.4%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (o) (p) (Cost $1,583,764)	1,583,608	1,584,083

Total Investments — 101.3% (Cost $36,147,910)		36,065,372
Liabilities in Excess of Other Assets — (1.3)%		(436,008)

NET ASSETS — 100.0%		35,629,364

Percentages indicated are based on net assets.

Abbreviations

ACES	Alternative Credit Enhancement Securities
AGM	Insured by Assured Guaranty Municipal Corp.
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2022.
CSMC	Credit Suisse Mortgage Trust
DN	Discount Notes
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of February 28, 2022. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	The rate shown is the effective yield as of February 28, 2022.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Amount rounds to less than 0.1% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2022.
(e)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(f)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2022.
(g)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2022.
(h)	Security is an interest bearing note with preferred security characteristics.

(i)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(j)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.
(k)	Amount rounds to less than one thousand.
(l)	Defaulted security.
(m)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(n)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(o)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(p)	The rate shown is the current yield as of February 28, 2022.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	89

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 31.9%

Aerospace & Defense — 0.4%

Airbus SE (France)

3.15%, 4/10/2027 (a)	655	676

3.95%, 4/10/2047 (a)	150	160

BAE Systems plc (United Kingdom)

1.90%, 2/15/2031 (a)	764	690

3.00%, 9/15/2050 (a)	1,494	1,314

Boeing Co. (The)

1.17%, 2/4/2023	1,115	1,110

1.95%, 2/1/2024	965	961

1.43%, 2/4/2024	2,275	2,238

2.85%, 10/30/2024	2,200	2,224

2.75%, 2/1/2026	2,445	2,447

2.20%, 2/4/2026	1,700	1,659

3.10%, 5/1/2026	1,330	1,342

2.70%, 2/1/2027	6,025	5,948

3.95%, 8/1/2059	4,110	3,732

BWX Technologies, Inc.

4.13%, 6/30/2028 (a)	695	674

4.13%, 4/15/2029 (a)	3,660	3,550

Howmet Aerospace, Inc.

5.13%, 10/1/2024	3,362	3,537

5.95%, 2/1/2037	4,161	4,604

Raytheon Technologies Corp.

3.95%, 8/16/2025	240	253

4.50%, 6/1/2042	3,181	3,558

4.35%, 4/15/2047	166	182

3.03%, 3/15/2052	2,840	2,545

Rolls-Royce plc (United Kingdom) 5.75%, 10/15/2027 (a)	1,747	1,800

Spirit AeroSystems, Inc. 7.50%, 4/15/2025 (a)	2,575	2,675

TransDigm, Inc.

6.25%, 3/15/2026 (a)	7,485	7,700

5.50%, 11/15/2027	1,500	1,494

Triumph Group, Inc.

8.88%, 6/1/2024 (a)	2,115	2,257

6.25%, 9/15/2024 (a)	1,475	1,464

7.75%, 8/15/2025	2,364	2,373

		63,167

Airlines — 0.1%

American Airlines, Inc.

5.50%, 4/20/2026 (a)	4,000	4,094

5.75%, 4/20/2029 (a)	6,074	6,210

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Airlines — continued

Continental Airlines Pass-Through Trust Series 2012-2, Class A Shares, 4.00%, 10/29/2024	3,779	3,846

Delta Air Lines, Inc.

4.50%, 10/20/2025 (a)	1,135	1,165

4.75%, 10/20/2028 (a)	1,589	1,657

United Airlines Holdings, Inc.

5.00%, 2/1/2024	3,104	3,135

4.88%, 1/15/2025	2,241	2,230

United Airlines, Inc. 4.38%, 4/15/2026 (a)	2,345	2,339

		24,676

Auto Components — 0.3%

Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a)	700	701

Allison Transmission, Inc.

4.75%, 10/1/2027 (a)	250	248

5.88%, 6/1/2029 (a)	3,625	3,803

3.75%, 1/30/2031 (a)	2,959	2,748

American Axle & Manufacturing, Inc.

6.88%, 7/1/2028	1,420	1,464

5.00%, 10/1/2029	5,475	5,192

Clarios Global LP

6.75%, 5/15/2025 (a)	2,992	3,105

6.25%, 5/15/2026 (a)	2,477	2,562

Cooper-Standard Automotive, Inc.

13.00%, 6/1/2024 (a)	584	615

5.63%, 11/15/2026 (a)	4,490	3,087

Dana Financing Luxembourg SARL 5.75%, 4/15/2025 (a)	4,125	4,177

Dana, Inc. 5.63%, 6/15/2028	1,350	1,380

Goodyear Tire & Rubber Co. (The)

5.00%, 7/15/2029 (a)	6,885	6,788

5.25%, 4/30/2031	3,660	3,559

Icahn Enterprises LP

6.38%, 12/15/2025	3,382	3,409

6.25%, 5/15/2026	957	965

5.25%, 5/15/2027	1,490	1,480

		45,283

Automobiles — 0.2%

Daimler Finance North America LLC (Germany) 3.30%, 5/19/2025 (a)	500	514

General Motors Co.

6.13%, 10/1/2025	550	609

5.15%, 4/1/2038	3,970	4,298

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Automobiles — continued

Hyundai Capital America

0.80%, 1/8/2024 (a)	15,230	14,792

1.80%, 10/15/2025 (a)	4,110	3,971

1.50%, 6/15/2026 (a)	3,500	3,297

3.00%, 2/10/2027 (a)	4,000	3,993

2.38%, 10/15/2027 (a)	1,120	1,079

Nissan Motor Co. Ltd. (Japan) 4.35%, 9/17/2027 (a)	3,509	3,612

		36,165

Banks — 5.3%

ABN AMRO Bank NV (Netherlands)

4.75%, 7/28/2025 (a)	14,000	14,729

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.47%, 12/13/2029 (a) (b)	4,100	3,920

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.90%), 3.32%, 3/13/2037 (a) (b)	5,000	4,671

AIB Group plc (Ireland) (ICE LIBOR USD 3 Month + 1.87%), 4.26%, 4/10/2025 (a) (b)	1,940	1,990

ANZ New Zealand Int’l Ltd. (New Zealand)

3.40%, 3/19/2024 (a)	1,200	1,236

2.55%, 2/13/2030 (a)	397	391

Banco Bilbao Vizcaya Argentaria SA (Spain) 1.13%, 9/18/2025	4,000	3,803

Banco Nacional de Comercio Exterior SNC (Mexico) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.00%), 2.72%, 8/11/2031 (a) (b)	2,850	2,736

Banco Santander SA (Spain)

3.13%, 2/23/2023	1,600	1,614

1.85%, 3/25/2026	2,400	2,302

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (b)	7,800	7,375

4.38%, 4/12/2028	3,400	3,616

2.75%, 12/3/2030	1,000	911

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.94%), 3.86%, 7/23/2024 (b)	5,000	5,113

Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (b) (c) (d)	1,980	2,064

4.00%, 1/22/2025	7,677	7,970

Series L, 3.95%, 4/21/2025	1,326	1,375

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

(ICE LIBOR USD 3 Month + 1.09%), 3.09%, 10/1/2025 (b)	519	526

(ICE LIBOR USD 3 Month + 0.87%), 2.46%, 10/22/2025 (b)	2,000	1,995

(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026 (b)	6,000	6,113

4.45%, 3/3/2026	1,294	1,379

(SOFR + 1.01%), 1.20%, 10/24/2026 (b)	3,500	3,310

Series N, (SOFR + 0.91%), 1.66%, 3/11/2027 (b)	3,175	3,041

(ICE LIBOR USD 3 Month + 1.06%), 3.56%, 4/23/2027 (b)	25,260	25,930

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (b)	1,000	1,036

(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (b)	273	285

(SOFR + 1.06%), 2.09%, 6/14/2029 (b)	12,727	12,033

(ICE LIBOR USD 3 Month + 0.99%), 2.50%, 2/13/2031 (b)	12,400	11,808

(SOFR + 1.53%), 1.90%, 7/23/2031 (b)	12,000	10,847

(SOFR + 1.37%), 1.92%, 10/24/2031 (b)	7,380	6,681

Series N, (SOFR + 1.22%), 2.65%, 3/11/2032 (b)	14,000	13,387

(SOFR + 1.32%), 2.69%, 4/22/2032 (b)	13,590	13,070

(SOFR + 1.22%), 2.30%, 7/21/2032 (b)	39,165	36,333

(SOFR + 1.21%), 2.57%, 10/20/2032 (b)	27,930	26,443

6.98%, 3/7/2037	1,500	1,935

(ICE LIBOR USD 3 Month + 1.32%), 4.08%, 4/23/2040 (b)	1,535	1,606

(SOFR + 1.93%), 2.68%, 6/19/2041 (b)	12,665	11,121

Series L, 4.75%, 4/21/2045	2,000	2,285

(ICE LIBOR USD 3 Month + 3.15%), 4.08%, 3/20/2051 (b)	3,500	3,755

Bank of Montreal (Canada)

Series E, 3.30%, 2/5/2024	2,500	2,560

(USD Swap Semi 5 Year + 1.43%), 3.80%, 12/15/2032 (b)	372	382

Bank of New Zealand (New Zealand) 2.29%, 1/27/2027 (a)	889	876

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	91

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 3 Month + 2.65%), 4.65%, 10/12/2022 (b) (c) (d)	4,800	4,592

2.20%, 2/3/2025	1,738	1,729

1.30%, 6/11/2025	2,080	2,008

2.70%, 8/3/2026	1,660	1,676

1.30%, 9/15/2026	1,500	1,432

Banque Federative du Credit Mutuel SA (France)

3.75%, 7/20/2023 (a)	2,770	2,840

1.60%, 10/4/2026 (a)	3,530	3,385

Barclays plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.36%), 4.34%, 5/16/2024 (b)	800	822

BNP Paribas SA (France)

(ICE LIBOR USD 3 Month + 2.24%), 4.70%, 1/10/2025 (a) (b)	2,000	2,078

(SOFR + 2.07%), 2.22%, 6/9/2026 (a) (b)	558	547

(SOFR + 1.00%), 1.32%, 1/13/2027 (a) (b)	442	416

(SOFR + 1.61%), 1.90%, 9/30/2028 (a) (b)	1,000	933

(SOFR + 1.22%), 2.16%, 9/15/2029 (a) (b)	7,030	6,508

(SOFR + 1.51%), 3.05%, 1/13/2031 (a) (b)	2,960	2,880

Canadian Imperial Bank of Commerce (Canada)

3.10%, 4/2/2024	921	939

2.25%, 1/28/2025	3,100	3,094

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (b) (c) (d)	581	587

Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (b) (c) (d)	1,652	1,671

Series V, (SOFR + 3.23%), 4.70%, 1/30/2025 (b) (c) (d)	146	143

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (b) (c) (d)	700	725

6.88%, 6/1/2025	645	732

7.00%, 12/1/2025	1,115	1,275

Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (b) (c) (d)	8,450	8,164

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

(SOFR + 0.69%), 2.01%, 1/25/2026 (b)	22,545	22,189

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (b) (c) (d)	14,060	13,392

(SOFR + 2.84%), 3.11%, 4/8/2026 (b)	2,500	2,533

4.30%, 11/20/2026	2,500	2,659

(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (b)	15,910	16,614

6.63%, 1/15/2028	838	1,003

(SOFR + 1.28%), 3.07%, 2/24/2028 (b)	3,840	3,871

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (b)	803	831

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (b)	6,945	7,137

(ICE LIBOR USD 3 Month + 1.34%), 3.98%, 3/20/2030 (b)	3,600	3,787

(SOFR + 1.42%), 2.98%, 11/5/2030 (b)	8,090	7,982

(SOFR + 1.15%), 2.67%, 1/29/2031 (b)	2,600	2,507

(SOFR + 3.91%), 4.41%, 3/31/2031 (b)	17,210	18,646

(SOFR + 2.11%), 2.57%, 6/3/2031 (b)	5,000	4,774

(SOFR + 1.17%), 2.56%, 5/1/2032 (b)	1,090	1,034

(SOFR + 1.18%), 2.52%, 11/3/2032 (b)	6,975	6,569

(SOFR + 4.55%), 5.32%, 3/26/2041 (b)	7,000	8,519

Citizens Bank NA 3.70%, 3/29/2023	2,090	2,131

Comerica, Inc. 4.00%, 2/1/2029	1,500	1,608

Credit Agricole SA (France)

4.38%, 3/17/2025 (a)	5,765	5,964

(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (a) (b) (c) (d)	3,840	4,325

(SOFR + 1.68%), 1.91%, 6/16/2026 (a) (b)	5,080	4,943

2.02%, 1/11/2027 (a)	1,500	1,458

(USD Swap Semi 5 Year + 1.64%), 4.00%, 1/10/2033 (a) (b)	8,939	9,018

2.81%, 1/11/2041 (a)	1,015	873

Danske Bank A/S (Denmark)

2.70%, 3/2/2022 (a)	619	619

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.03%), 1.17%, 12/8/2023 (a) (b)	2,829	2,809

DNB Bank ASA (Norway)

2.15%, 12/2/2022 (a)	1,500	1,510

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.13%, 9/16/2026 (a) (b)	3,590	3,418

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (a) (b)	1,115	1,050

Fifth Third Bank NA

3.95%, 7/28/2025	500	530

3.85%, 3/15/2026	234	245

First-Citizens Bank & Trust Co. 6.13%, 3/9/2028	1,882	2,152

HSBC Holdings plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (b)	1,250	1,278

4.25%, 8/18/2025	1,333	1,385

(SOFR + 1.54%), 1.64%, 4/18/2026 (b)	10,520	10,141

3.90%, 5/25/2026	506	526

(SOFR + 1.29%), 1.59%, 5/24/2027 (b)	3,595	3,389

(SOFR + 1.10%), 2.25%, 11/22/2027 (b)	8,370	8,069

(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 3/13/2028 (b)	11,837	12,266

(SOFR + 1.73%), 2.01%, 9/22/2028 (b)	15,820	14,843

(SOFR + 1.29%), 2.21%, 8/17/2029 (b)	7,335	6,844

(ICE LIBOR USD 3 Month + 1.61%), 3.97%, 5/22/2030 (b)	9,972	10,287

(SOFR + 1.19%), 2.80%, 5/24/2032 (b)	5,890	5,560

(SOFR + 1.41%), 2.87%, 11/22/2032 (b)	9,850	9,344

6.50%, 5/2/2036	1,265	1,598

6.10%, 1/14/2042	715	940

ING Groep NV (Netherlands)

3.55%, 4/9/2024	440	452

(USD Swap Semi 5 Year + 4.45%), 6.50%, 4/16/2025 (b) (c) (d)	3,000	3,128

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.40%, 7/1/2026 (a) (b)	1,210	1,162

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

(SOFR + 1.01%), 1.73%, 4/1/2027 (b)	2,245	2,145

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.86%), 3.88%, 5/16/2027 (b) (c) (d)	8,000	7,069

Intesa Sanpaolo SpA (Italy)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.75%), 4.95%, 6/1/2042 (a) (b)	16,017	14,207

KeyBank NA

3.18%, 5/22/2022	1,621	1,630

3.40%, 5/20/2026	1,545	1,592

KeyCorp 2.25%, 4/6/2027	1,290	1,270

Lloyds Banking Group plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.81%), 2.91%, 11/7/2023 (b)	2,650	2,669

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (b)	3,060	2,903

4.38%, 3/22/2028	633	675

(ICE LIBOR USD 3 Month + 1.21%), 3.57%, 11/7/2028 (b)	4,500	4,601

Mitsubishi UFJ Financial Group, Inc. (Japan)

2.67%, 7/25/2022	2,150	2,164

3.76%, 7/26/2023	4,582	4,706

2.53%, 9/13/2023	423	427

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 0.85%, 9/15/2024 (b)	3,000	2,944

1.41%, 7/17/2025	1,460	1,409

3.20%, 7/18/2029	2,605	2,627

3.75%, 7/18/2039	3,145	3,296

Mizuho Financial Group, Inc. (Japan)

(ICE LIBOR USD 3 Month + 1.00%), 3.92%, 9/11/2024 (b)	2,000	2,054

(ICE LIBOR USD 3 Month + 0.83%), 2.23%, 5/25/2026 (b)	4,400	4,342

2.56%, 9/13/2031	5,031	4,601

National Australia Bank Ltd. (Australia)

3.38%, 1/14/2026	3,248	3,391

2.33%, 8/21/2030 (a)	1,330	1,209

2.99%, 5/21/2031 (a)	6,370	6,081

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 3.93%, 8/2/2034 (a) (b)	2,605	2,637

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	93

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

National Bank of Canada (Canada) 2.15%, 10/7/2022 (a)	1,800	1,809

NatWest Group plc (United Kingdom)

4.80%, 4/5/2026	7,481	8,021

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 3.07%, 5/22/2028 (b)	8,215	8,212

NatWest Markets plc (United Kingdom)

0.80%, 8/12/2024 (a)	2,080	1,994

1.60%, 9/29/2026 (a)	3,000	2,851

Nordea Bank Abp (Finland)

4.25%, 9/21/2022 (a)	886	900

3.75%, 8/30/2023 (a)	1,250	1,282

PNC Bank NA 2.70%, 10/22/2029	4,150	4,089

PNC Financial Services Group, Inc. (The)

2.60%, 7/23/2026	2,000	2,028

2.55%, 1/22/2030	1,975	1,937

Royal Bank of Canada (Canada)

2.25%, 11/1/2024	2,600	2,600

4.65%, 1/27/2026	423	456

Santander UK Group Holdings plc (United Kingdom)

(SOFR + 0.79%), 1.09%, 3/15/2025 (b)	3,260	3,162

(SOFR + 0.99%), 1.67%, 6/14/2027 (b)	11,459	10,832

(SOFR + 1.22%), 2.47%, 1/11/2028 (b)	2,150	2,080

(SOFR + 1.48%), 2.90%, 3/15/2032 (b)	4,000	3,820

Societe Generale SA (France)

2.63%, 10/16/2024 (a)	8,806	8,768

4.25%, 4/14/2025 (a)	7,025	7,194

4.75%, 11/24/2025 (a)	6,630	6,912

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (a) (b)	11,590	10,834

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.80%, 1/19/2028 (a) (b)	11,000	10,680

3.00%, 1/22/2030 (a)	1,484	1,424

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (a) (b)	3,095	2,875

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Standard Chartered plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (a) (b)	2,825	2,812

(ICE LIBOR USD 3 Month + 1.08%), 3.89%, 3/15/2024 (a) (b)	1,200	1,220

(ICE LIBOR USD 3 Month + 1.21%), 2.82%, 1/30/2026 (a) (b)	10,365	10,307

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (a) (b)	2,520	2,366

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.18%), 2.61%, 1/12/2028 (a) (b)	6,390	6,208

Sumitomo Mitsui Financial Group, Inc. (Japan)

3.75%, 7/19/2023	1,250	1,282

3.94%, 10/16/2023	654	675

4.44%, 4/2/2024 (a)	1,200	1,249

1.47%, 7/8/2025	1,500	1,448

3.04%, 7/16/2029	1,395	1,391

2.75%, 1/15/2030	3,500	3,430

Sumitomo Mitsui Trust Bank Ltd. (Japan) 1.05%, 9/12/2025 (a)	2,350	2,232

Toronto-Dominion Bank (The) (Canada) 1.15%, 6/12/2025	2,000	1,926

Truist Bank

3.20%, 4/1/2024	1,250	1,282

2.15%, 12/6/2024	500	501

Truist Financial Corp.

3.75%, 12/6/2023	1,600	1,649

4.00%, 5/1/2025	1,857	1,949

UniCredit SpA (Italy)

3.75%, 4/12/2022 (a)	2,000	2,005

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (a) (b)	690	644

(USD ICE Swap Rate 5 Year + 4.91%), 7.30%, 4/2/2034 (a) (b)	9,300	10,118

US Bancorp

Series X, 3.15%, 4/27/2027	1,660	1,722

3.00%, 7/30/2029	1,325	1,338

Wachovia Corp.

6.61%, 10/1/2025	1,650	1,871

7.57%, 8/1/2026 (e)	515	612

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Wells Fargo & Co.

(ICE LIBOR USD 3 Month + 0.75%), 2.16%, 2/11/2026 (b)	1,000	988

3.00%, 10/23/2026	5,000	5,063

(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (b)	3,813	3,872

4.30%, 7/22/2027	173	185

(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (b)	4,475	4,621

(SOFR + 2.10%), 2.39%, 6/2/2028 (b)	2,000	1,955

4.15%, 1/24/2029	5,000	5,332

(SOFR + 1.43%), 2.88%, 10/30/2030 (b)	8,700	8,561

(SOFR + 1.26%), 2.57%, 2/11/2031 (b)	7,000	6,712

(SOFR + 2.53%), 3.07%, 4/30/2041 (b)	16,505	15,331

5.38%, 11/2/2043	853	1,023

4.40%, 6/14/2046	3,016	3,230

Westpac Banking Corp. (Australia)

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.35%), 2.89%, 2/4/2030 (b)	2,000	1,976

(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (b)	16,815	17,516

		893,652

Beverages — 0.2%

Anheuser-Busch Cos. LLC (Belgium) 4.70%, 2/1/2036	5,415	6,035

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

4.38%, 4/15/2038	5,000	5,371

3.75%, 7/15/2042	5,500	5,430

4.44%, 10/6/2048	3,000	3,210

Central American Bottling Corp. (Guatemala) 5.25%, 4/27/2029 (a)	2,267	2,296

Coca-Cola Femsa SAB de CV (Mexico)

2.75%, 1/22/2030	1,380	1,327

1.85%, 9/1/2032	500	435

Constellation Brands, Inc. 4.65%, 11/15/2028	3,000	3,289

Diageo Investment Corp. (United Kingdom) 8.00%, 9/15/2022	365	378

Fomento Economico Mexicano SAB de CV (Mexico) 3.50%, 1/16/2050	3,160	2,935

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Beverages — continued

Keurig Dr Pepper, Inc.

3.40%, 11/15/2025	1,700	1,754

2.55%, 9/15/2026	507	507

3.43%, 6/15/2027	225	233

4.60%, 5/25/2028	4,110	4,484

Molson Coors Beverage Co.

4.20%, 7/15/2046	2,000	1,988

		39,672

Biotechnology — 0.4%

AbbVie, Inc.

2.80%, 3/15/2023	500	502

3.60%, 5/14/2025	5,000	5,164

2.95%, 11/21/2026	5,550	5,650

3.20%, 11/21/2029	8,526	8,635

4.05%, 11/21/2039	20,053	21,049

Amgen, Inc.

2.20%, 2/21/2027	215	212

3.35%, 2/22/2032	6,390	6,545

Biogen, Inc. 2.25%, 5/1/2030	1,162	1,062

Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	4,435	3,967

Gilead Sciences, Inc.

1.65%, 10/1/2030	4,000	3,624

2.60%, 10/1/2040	5,200	4,491

4.50%, 2/1/2045	6,500	7,034

Grifols Escrow Issuer SA (Spain) 4.75%, 10/15/2028 (a)	2,180	2,060

		69,995

Building Products — 0.2%

Builders FirstSource, Inc. 4.25%, 2/1/2032 (a)	3,803	3,651

CRH America Finance, Inc. (Ireland) 3.40%, 5/9/2027 (a)	200	208

Griffon Corp. 5.75%, 3/1/2028	6,270	6,246

JELD-WEN, Inc. 6.25%, 5/15/2025 (a)	1,175	1,209

PGT Innovations, Inc. 4.38%, 10/1/2029 (a)	3,155	2,965

Standard Industries, Inc.

5.00%, 2/15/2027 (a)	350	352

4.75%, 1/15/2028 (a)	5,118	5,022

3.38%, 1/15/2031 (a)	3,156	2,793

Summit Materials LLC 5.25%, 1/15/2029 (a)	4,986	5,005

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	95

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Building Products — continued

Trane Technologies Co. LLC 7.20%, 6/1/2025	60	66

		27,517

Capital Markets — 2.4%

Bank of New York Mellon Corp. (The) 3.25%, 5/16/2027	1,200	1,245

Blackstone Holdings Finance Co. LLC 4.45%, 7/15/2045 (a)	159	172

Brookfield Finance, Inc. (Canada)

3.90%, 1/25/2028	1,265	1,328

4.85%, 3/29/2029	280	307

4.70%, 9/20/2047	132	144

Charles Schwab Corp. (The) 2.75%, 10/1/2029	800	799

Coinbase Global, Inc.

3.38%, 10/1/2028 (a)	776	708

3.63%, 10/1/2031 (a)	776	683

Credit Suisse Group AG (Switzerland)

(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (a) (b) (c) (d)	12,300	12,884

(SOFR + 1.56%), 2.59%, 9/11/2025 (a) (b)	250	249

(SOFR + 2.04%), 2.19%, 6/5/2026 (a) (b)	300	291

(SOFR + 0.98%), 1.31%, 2/2/2027 (a) (b)	1,890	1,752

4.28%, 1/9/2028 (a)	14,706	15,294

(ICE LIBOR USD 3 Month + 1.41%), 3.87%, 1/12/2029 (a) (b)	831	842

(SOFR + 1.73%), 3.09%, 5/14/2032 (a) (b)	20,755	19,680

Daiwa Securities Group, Inc. (Japan)

3.13%, 4/19/2022 (a)	1,098	1,101

Deutsche Bank AG (Germany)

(SOFR + 2.16%), 2.22%, 9/18/2024 (b)	2,620	2,614

(SOFR + 1.32%), 2.55%, 1/7/2028 (b)	1,550	1,488

Goldman Sachs Group, Inc. (The)

3.50%, 1/23/2025	2,566	2,637

3.75%, 5/22/2025	4,789	4,954

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (b)	1,612	1,640

4.25%, 10/21/2025	364	382

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 3.80%, 5/10/2026 (b) (c) (d)	2,605	2,468

3.50%, 11/16/2026	15,000	15,358

(SOFR + 0.79%), 1.09%, 12/9/2026 (b)	3,140	2,954

3.85%, 1/26/2027	1,664	1,733

(SOFR + 0.80%), 1.43%, 3/9/2027 (b)	20,395	19,268

(SOFR + 1.11%), 2.64%, 2/24/2028 (b)	8,830	8,701

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (b)	6,079	6,293

(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (b)	9,035	9,578

(SOFR + 1.28%), 2.62%, 4/22/2032 (b)	9,495	8,977

(SOFR + 1.25%), 2.38%, 7/21/2032 (b)	19,360	17,947

(SOFR + 1.26%), 2.65%, 10/21/2032 (b)	15,505	14,703

(SOFR + 1.41%), 3.10%, 2/24/2033 (b)	13,570	13,358

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (b)	15,310	16,145

(SOFR + 1.51%), 3.21%, 4/22/2042 (b)	2,260	2,107

(SOFR + 1.63%), 3.44%, 2/24/2043 (b)	1,096	1,055

Jefferies Group LLC

6.45%, 6/8/2027	104	122

6.25%, 1/15/2036	950	1,158

Lehman Brothers Holdings, Inc.

8.00%, 8/1/2015 (f)	295	2

3.60%, 12/30/2016 (f)	235	1

5.75%, 5/17/2049 (f)	1,000	5

LPL Holdings, Inc.

4.00%, 3/15/2029 (a)	1,860	1,807

Macquarie Group Ltd. (Australia)

(ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (a) (b)	800	887

(SOFR + 1.44%), 2.69%, 6/23/2032 (a) (b)	400	375

Morgan Stanley

4.88%, 11/1/2022	3,500	3,580

4.10%, 5/22/2023	750	770

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Capital Markets — continued

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (b)	2,240	2,282

3.70%, 10/23/2024	1,241	1,283

(SOFR + 1.15%), 2.72%, 7/22/2025 (b)	1,259	1,266

4.00%, 7/23/2025	2,677	2,804

5.00%, 11/24/2025	1,617	1,748

3.88%, 1/27/2026	4,268	4,453

(SOFR + 0.88%), 1.59%, 5/4/2027 (b)	22,160	21,074

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (b)	6,667	6,883

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (b)	3,388	3,517

(ICE LIBOR USD 3 Month + 1.63%), 4.43%, 1/23/2030 (b)	8,282	8,935

(SOFR + 1.14%), 2.70%, 1/22/2031 (b)	15,650	15,141

(SOFR + 1.03%), 1.79%, 2/13/2032 (b)	2,490	2,223

(SOFR + 1.18%), 2.24%, 7/21/2032 (b)	7,360	6,776

(SOFR + 1.20%), 2.51%, 10/20/2032 (b)	11,150	10,528

(SOFR + 1.29%), 2.94%, 1/21/2033 (b)	5,131	5,025

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (b)	5,425	5,892

(SOFR + 1.49%), 3.22%, 4/22/2042 (b)	5,500	5,250

MSCI, Inc. 3.63%, 9/1/2030 (a)	1,860	1,824

Nomura Holdings, Inc. (Japan)

2.65%, 1/16/2025	2,856	2,864

1.85%, 7/16/2025	1,300	1,265

Northern Trust Corp.

(ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (b)	1,000	1,019

Nuveen LLC 4.00%, 11/1/2028(a)	710	770

S&P Global, Inc. 3.25%, 12/1/2049	2,500	2,415

UBS Group AG (Switzerland)

(ICE LIBOR USD 3 Month + 0.95%), 2.86%, 8/15/2023 (a) (b)	1,303	1,311

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.08%), 1.36%, 1/30/2027 (a) (b)	3,000	2,843

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.49%, 8/10/2027 (a) (b)	21,658	20,428

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

(ICE LIBOR USD 3 Month + 1.47%), 3.13%, 8/13/2030 (a) (b)	28,723	28,389

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.75%, 2/11/2033 (a) (b)	13,825	13,181

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 3.18%, 2/11/2043 (a) (b)	3,255	3,024

		404,959

Chemicals — 0.5%

Air Products and Chemicals, Inc. 2.70%, 5/15/2040	800	728

Axalta Coating Systems LLC 4.75%, 6/15/2027 (a)	5,239	5,252

Braskem Idesa SAPI (Mexico) 6.99%, 2/20/2032 (a)	1,320	1,261

CF Industries, Inc.

5.15%, 3/15/2034	1,800	2,014

4.95%, 6/1/2043	10,230	11,085

Chemours Co. (The)

5.38%, 5/15/2027	3,835	3,849

5.75%, 11/15/2028 (a)	2,885	2,836

Element Solutions, Inc. 3.88%, 9/1/2028 (a)	4,675	4,434

INEOS Quattro Finance 2 plc (United Kingdom) 3.38%, 1/15/2026 (a)	4,580	4,374

International Flavors & Fragrances, Inc.

1.83%, 10/15/2027 (a)	1,890	1,787

3.27%, 11/15/2040 (a)	1,630	1,505

3.47%, 12/1/2050 (a)	1,270	1,153

LYB International Finance III LLC 3.38%, 10/1/2040	2,000	1,872

NOVA Chemicals Corp. (Canada)

4.88%, 6/1/2024 (a)	2,300	2,329

5.00%, 5/1/2025 (a)	2,430	2,455

5.25%, 6/1/2027 (a)	6,162	6,177

4.25%, 5/15/2029 (a)	945	886

Nutrien Ltd. (Canada)

2.95%, 5/13/2030	1,435	1,428

4.13%, 3/15/2035	511	552

Olin Corp. 5.63%, 8/1/2029	1,495	1,559

RPM International, Inc. 2.95%, 1/15/2032	1,373	1,338

Scotts Miracle-Gro Co. (The)

5.25%, 12/15/2026	2,020	2,064

4.50%, 10/15/2029	5,513	5,320

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	97

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Chemicals — continued

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	6,323	6,373

Union Carbide Corp. 7.75%, 10/1/2096	1,305	2,009

Valvoline, Inc. 4.25%, 2/15/2030 (a)	2,990	2,831

WR Grace Holdings LLC

5.63%, 10/1/2024 (a)	225	229

4.88%, 6/15/2027 (a)	3,346	3,343

5.63%, 8/15/2029 (a)	965	924

		81,967

Commercial Services & Supplies — 0.5%

ACCO Brands Corp. 4.25%, 3/15/2029 (a)	4,530	4,224

ADT Security Corp. (The)

4.13%, 8/1/2029 (a)	2,664	2,512

4.88%, 7/15/2032 (a)	5,260	4,905

Allied Universal Holdco LLC 4.63%, 6/1/2028 (a)	3,642	3,447

Aramark Services, Inc.

5.00%, 4/1/2025 (a)	1,100	1,108

5.00%, 2/1/2028 (a)	4,115	4,122

Brink’s Co. (The) 4.63%, 10/15/2027 (a)	2,800	2,733

Ford Foundation (The) Series 2020, 2.82%, 6/1/2070	3,000	2,786

Garda World Security Corp. (Canada)

4.63%, 2/15/2027 (a)	1,880	1,821

9.50%, 11/1/2027 (a)	1,550	1,598

GFL Environmental, Inc. (Canada)

3.75%, 8/1/2025 (a)	6,375	6,311

4.00%, 8/1/2028 (a)	3,675	3,414

3.50%, 9/1/2028 (a)	1,905	1,819

Harsco Corp.

5.75%, 7/31/2027 (a)	1,110	1,093

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%, 14.50% Cap), 3.37%, 12/21/2065 (a) (b)	5,334	4,401

Madison IAQ LLC

4.13%, 6/30/2028 (a)	7,265	6,873

Nielsen Finance LLC

5.63%, 10/1/2028 (a)	6,795	6,566

Prime Security Services Borrower LLC

5.75%, 4/15/2026 (a)	6,973	7,165

Republic Services, Inc.

4.75%, 5/15/2023	103	106

1.45%, 2/15/2031	2,010	1,780

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Services & Supplies — continued

Stericycle, Inc.

5.38%, 7/15/2024 (a)	1,260	1,288

3.88%, 1/15/2029 (a)	5,265	4,903

		74,975

Communications Equipment — 0.1%

CommScope Technologies LLC

5.00%, 3/15/2027 (a)	3,370	3,005

CommScope, Inc.

6.00%, 3/1/2026 (a)	7,639	7,819

4.75%, 9/1/2029 (a)	2,876	2,682

Plantronics, Inc.

4.75%, 3/1/2029 (a)	2,877	2,546

		16,052

Construction & Engineering — 0.1%

AECOM

5.13%, 3/15/2027	2,676	2,743

Bioceanico Sovereign Certificate Ltd. (Paraguay) Zero Coupon, 6/5/2034 (a)	1,797	1,327

Dycom Industries, Inc.

4.50%, 4/15/2029 (a)	4,345	4,182

Global Infrastructure Solutions, Inc.

5.63%, 6/1/2029 (a)	2,519	2,488

MasTec, Inc.

4.50%, 8/15/2028 (a)	5,200	5,271

Weekley Homes LLC

4.88%, 9/15/2028 (a)	5,432	5,167

		21,178

Construction Materials — 0.0% (g)

Cemex SAB de CV (Mexico)

3.88%, 7/11/2031 (a)	3,843	3,420

CRH America, Inc. (Ireland)

5.13%, 5/18/2045 (a)	1,249	1,505

		4,925

Consumer Finance — 1.1%

AerCap Ireland Capital DAC (Ireland)

3.50%, 5/26/2022	400	402

4.63%, 7/1/2022	3,040	3,074

4.50%, 9/15/2023	1,780	1,834

6.50%, 7/15/2025	398	438

1.75%, 1/30/2026	2,550	2,416

2.45%, 10/29/2026	2,480	2,393

3.00%, 10/29/2028	16,065	15,473

3.30%, 1/30/2032	2,900	2,753

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Consumer Finance — continued

Ally Financial, Inc.

5.75%, 11/20/2025	6,155	6,553

American Express Co.

3.63%, 12/5/2024	276	286

4.20%, 11/6/2025	3,000	3,189

American Honda Finance Corp.

2.30%, 9/9/2026	320	320

Avolon Holdings Funding Ltd. (Ireland)

5.13%, 10/1/2023 (a)	3,587	3,714

5.25%, 5/15/2024 (a)	9,320	9,739

2.88%, 2/15/2025 (a)	2,301	2,280

5.50%, 1/15/2026 (a)	2,175	2,316

2.13%, 2/21/2026 (a)	8,230	7,955

4.25%, 4/15/2026 (a)	2,215	2,276

2.53%, 11/18/2027 (a)	23,994	22,468

Capital One Financial Corp.

3.20%, 2/5/2025	200	204

3.75%, 7/28/2026	840	868

(SOFR + 0.86%), 1.88%, 11/2/2027 (b)	1,840	1,764

Ford Motor Credit Co. LLC

3.37%, 11/17/2023	1,655	1,662

4.06%, 11/1/2024	3,440	3,491

5.13%, 6/16/2025	1,220	1,276

4.13%, 8/4/2025	6,700	6,775

3.38%, 11/13/2025	1,247	1,228

4.39%, 1/8/2026	3,750	3,826

4.54%, 8/1/2026	8,140	8,385

2.70%, 8/10/2026	906	867

4.27%, 1/9/2027	7,890	7,949

4.13%, 8/17/2027	3,405	3,430

5.11%, 5/3/2029	1,887	1,989

4.00%, 11/13/2030	6,651	6,598

3.63%, 6/17/2031	6,880	6,616

General Motors Financial Co., Inc.

3.60%, 6/21/2030	10,625	10,662

2.70%, 6/10/2031	2,075	1,920

Global Aircraft Leasing Co. Ltd. (Cayman Islands) 6.50% (cash), 9/15/2024 (a) (h)	3,694	3,509

ILFC E-Capital Trust II

(US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%, 14.50% Cap), 3.62%, 12/21/2065 (a) (b)	1,790	1,530

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Finance — continued

John Deere Capital Corp. 2.65%, 6/10/2026	1,000	1,020

Navient Corp.

6.13%, 3/25/2024	1,895	1,952

6.75%, 6/25/2025	1,970	2,055

5.00%, 3/15/2027	915	883

OneMain Finance Corp.

6.88%, 3/15/2025	575	614

7.13%, 3/15/2026	4,258	4,616

6.63%, 1/15/2028	3,952	4,222

5.38%, 11/15/2029	3,233	3,252

Park Aerospace Holdings Ltd. (Ireland) 5.50%, 2/15/2024 (a)	4,880	5,110

		188,152

Containers & Packaging — 0.4%

Ardagh Packaging Finance plc

5.25%, 4/30/2025 (a)	417	422

4.13%, 8/15/2026 (a)	9,580	9,269

5.25%, 8/15/2027 (a)	1,725	1,640

Ball Corp.

5.25%, 7/1/2025	2,095	2,221

2.88%, 8/15/2030	1,910	1,745

3.13%, 9/15/2031	1,325	1,217

Berry Global, Inc.

4.88%, 7/15/2026 (a)	3,660	3,710

5.63%, 7/15/2027 (a)	185	190

Canpack SA (Poland) 3.88%, 11/15/2029 (a)	4,185	3,811

Crown Americas LLC 4.75%, 2/1/2026	1,855	1,887

Greif, Inc. 6.50%, 3/1/2027 (a)	6,054	6,251

Klabin Austria GmbH (Brazil) 5.75%, 4/3/2029 (i)	1,889	1,959

LABL, Inc. 6.75%, 7/15/2026 (a)	4,605	4,617

Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024 (a)	4,525	4,502

Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	3,540	3,673

Packaging Corp. of America 3.05%, 10/1/2051	2,345	2,041

Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (a)	6,558	6,081

Sealed Air Corp.

5.25%, 4/1/2023 (a)	625	636

5.13%, 12/1/2024 (a)	2,365	2,448

4.00%, 12/1/2027 (a)	1,875	1,856

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	99

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Containers & Packaging — continued

Trivium Packaging Finance BV (Netherlands) 5.50%, 8/15/2026 (a) (e)	3,113	3,142

WRKCo, Inc. 4.65%, 3/15/2026	2,500	2,700

		66,018

Distributors — 0.0% (g)

Wolverine Escrow LLC 9.00%, 11/15/2026 (a)	8,267	8,267

Diversified Consumer Services — 0.0% (g)

Service Corp. International 5.13%, 6/1/2029	5,135	5,264

University of Southern California Series A, 3.23%, 10/1/2120	800	748

		6,012

Diversified Financial Services — 0.3%

CK Hutchison International 17 Ltd. (United Kingdom) 2.88%, 4/5/2022 (a)	800	801

CK Hutchison International 19 Ltd. (United Kingdom) 3.63%, 4/11/2029 (a)	1,135	1,196

EDP Finance BV (Portugal) 1.71%, 1/24/2028 (a)	9,042	8,374

GTP Acquisition Partners I LLC 3.48%, 6/16/2025 (a)	3,623	3,702

Hutchison Whampoa International 12 II Ltd. (United Kingdom) 3.25%, 11/8/2022 (a)	257	260

LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (a)	4,725	4,498

Mitsubishi HC Capital, Inc. (Japan)

2.65%, 9/19/2022 (a)	200	201

3.96%, 9/19/2023 (a)	1,215	1,250

3.56%, 2/28/2024 (a)	1,900	1,947

ORIX Corp. (Japan)

4.05%, 1/16/2024	300	311

3.25%, 12/4/2024	2,850	2,920

Petronas Capital Ltd. (Malaysia) 2.48%, 1/28/2032 (a)	4,000	3,752

Sabre GLBL, Inc.

9.25%, 4/15/2025 (a)	2,285	2,577

7.38%, 9/1/2025 (a)	400	415

Shell International Finance BV (Netherlands)

3.25%, 5/11/2025	1,098	1,139

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Financial Services — continued

2.88%, 5/10/2026	246	253

3.63%, 8/21/2042	6,600	6,649

4.00%, 5/10/2046	3,000	3,181

Siemens Financieringsmaatschappij NV (Germany) 3.30%, 9/15/2046 (a)	2,000	1,963

Voya Financial, Inc. 5.70%, 7/15/2043	300	373

		45,762

Diversified Telecommunication Services — 1.5%

Altice France Holding SA (Luxembourg) 10.50%, 5/15/2027 (a)	2,500	2,618

Altice France SA (France)

5.13%, 7/15/2029 (a)	3,336	3,020

5.50%, 10/15/2029 (a)	2,371	2,172

AT&T, Inc.

1.65%, 2/1/2028	5,000	4,714

6.88%, 10/15/2031	2,025	2,587

3.50%, 6/1/2041	5,000	4,754

3.10%, 2/1/2043	1,380	1,232

3.55%, 9/15/2055	11,210	10,164

CCO Holdings LLC

5.50%, 5/1/2026 (a)	1,621	1,653

5.13%, 5/1/2027 (a)	11,999	12,119

5.00%, 2/1/2028 (a)	9,925	9,985

5.38%, 6/1/2029 (a)	8,896	9,035

4.75%, 3/1/2030 (a)	20,221	19,857

4.50%, 8/15/2030 (a)	15,275	14,711

4.25%, 2/1/2031 (a)	3,250	3,045

4.75%, 2/1/2032 (a)	1,040	1,011

4.25%, 1/15/2034 (a)	3,020	2,777

Embarq Corp. 8.00%, 6/1/2036	4,092	4,041

ESC Intelsat Jackson SA (Luxembourg) 8.50%, 10/15/2024 ‡	7,233	1

Frontier Communications Holdings LLC 5.88%, 10/15/2027 (a)	5,217	5,291

Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	4,883	4,968

Level 3 Financing, Inc.

5.25%, 3/15/2026	2,557	2,562

4.63%, 9/15/2027 (a)	5,707	5,507

Lumen Technologies, Inc.

5.63%, 4/1/2025	1,197	1,190

5.13%, 12/15/2026 (a)	10,925	10,165

4.00%, 2/15/2027 (a)	7,383	7,025

5.38%, 6/15/2029 (a)	2,297	1,997

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Telecommunication Services — continued

Sprint Capital Corp. 8.75%, 3/15/2032	8,352	11,588

Switch Ltd. 3.75%, 9/15/2028 (a)	7,975	7,567

Telecom Italia Capital SA (Italy)

6.38%, 11/15/2033	1,061	1,034

6.00%, 9/30/2034	3,048	2,914

7.72%, 6/4/2038	190	197

Telecom Italia SpA (Italy) 5.30%, 5/30/2024 (a)	4,990	5,136

Verizon Communications, Inc.

2.10%, 3/22/2028	1,670	1,613

4.33%, 9/21/2028	2,156	2,348

4.02%, 12/3/2029	12,013	12,891

2.55%, 3/21/2031	5,395	5,179

2.36%, 3/15/2032 (a)	16,370	15,284

2.65%, 11/20/2040	14,625	12,691

3.40%, 3/22/2041	2,425	2,335

2.99%, 10/30/2056	545	465

3.70%, 3/22/2061	2,395	2,283

Virgin Media Secured Finance plc (United Kingdom) 5.50%, 5/15/2029 (a)	5,778	5,773

Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (a)	4,603	4,376

		241,875

Electric Utilities — 1.7%

AEP Texas, Inc. Series E, 6.65%, 2/15/2033	750	925

AEP Transmission Co. LLC

3.15%, 9/15/2049	485	445

Series M, 3.65%, 4/1/2050	2,000	1,982

Series N, 2.75%, 8/15/2051	2,500	2,134

AES Panama Generation Holdings SRL (Panama) 4.38%, 5/31/2030 (a)	980	946

Alabama Power Co.

6.13%, 5/15/2038	891	1,157

5.50%, 3/15/2041	1,250	1,502

Series A, 4.30%, 7/15/2048	350	379

American Electric Power Co., Inc. 2.03%, 3/15/2024	1,090	1,087

Appalachian Power Co. Series Y, 4.50%, 3/1/2049	315	339

Arizona Public Service Co.

4.70%, 1/15/2044	150	159

4.25%, 3/1/2049	1,000	1,035

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

Baltimore Gas and Electric Co.

4.25%, 9/15/2048	1,400	1,551

3.20%, 9/15/2049	1,475	1,394

2.90%, 6/15/2050	840	757

CenterPoint Energy Houston Electric LLC Series AD, 2.90%, 7/1/2050	2,000	1,773

China Southern Power Grid International Finance BVI Co. Ltd. (China) 3.50%, 5/8/2027 (a)	720	752

Cleveland Electric Illuminating Co. (The) 5.50%, 8/15/2024	200	216

Comision Federal de Electricidad (Mexico) 3.35%, 2/9/2031 (a)	11,948	10,599

Commonwealth Edison Co. 4.00%, 3/1/2048	300	320

Connecticut Light and Power Co. (The) 4.00%, 4/1/2048	1,686	1,810

DTE Electric Co. 3.95%, 6/15/2042	381	390

Duke Energy Carolinas LLC 3.70%, 12/1/2047	1,000	1,005

Duke Energy Florida LLC

3.80%, 7/15/2028	600	634

1.75%, 6/15/2030	1,000	923

5.90%, 3/1/2033	412	508

Duke Energy Indiana LLC

Series YYY, 3.25%, 10/1/2049	2,235	2,058

2.75%, 4/1/2050	10,195	8,656

Duke Energy Ohio, Inc. 4.30%, 2/1/2049	1,470	1,597

Duke Energy Progress LLC

4.10%, 5/15/2042	305	319

3.70%, 10/15/2046	200	200

Edison International 4.95%, 4/15/2025	1,033	1,089

Emera US Finance LP (Canada) 2.64%, 6/15/2031	14,530	13,574

Empresa de Transmision Electrica SA (Panama) 5.13%, 5/2/2049 (a)	1,270	1,277

Enel Finance International NV (Italy)

1.88%, 7/12/2028 (a)	4,823	4,518

2.25%, 7/12/2031 (a)	9,677	8,731

Entergy Louisiana LLC

3.12%, 9/1/2027	750	765

1.60%, 12/15/2030	1,570	1,403

4.20%, 4/1/2050	1,400	1,508

Entergy Mississippi LLC

3.85%, 6/1/2049	500	520

3.50%, 6/1/2051	1,580	1,541

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	101

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — continued

Entergy Texas, Inc. 3.55%, 9/30/2049	775	744

Eskom Holdings SOC Ltd. (South Africa) 6.75%, 8/6/2023 (i)	2,900	2,886

Evergy Metro, Inc. 4.20%, 6/15/2047	735	792

Exelon Corp. 4.95%, 6/15/2035	123	137

FEL Energy VI SARL (Mexico) 5.75%, 12/1/2040 (a)	3,617	3,400

Florida Power & Light Co.

2.45%, 2/3/2032	12,590	12,227

5.40%, 9/1/2035	600	726

3.70%, 12/1/2047	4,600	4,729

3.95%, 3/1/2048	665	716

Hydro-Quebec (Canada) Series HK, 9.38%, 4/15/2030	1,000	1,503

Interchile SA (Chile) 4.50%, 6/30/2056 (a)	4,247	4,081

Interstate Power and Light Co. 4.10%, 9/26/2028	800	854

ITC Holdings Corp.

3.65%, 6/15/2024	576	591

2.95%, 5/14/2030 (a)	4,000	3,941

Jersey Central Power & Light Co. 6.15%, 6/1/2037	800	1,007

John Sevier Combined Cycle Generation LLC 4.63%, 1/15/2042	407	468

Massachusetts Electric Co. 5.90%, 11/15/2039 (a)	988	1,237

MidAmerican Energy Co.

3.65%, 4/15/2029	3,970	4,231

3.65%, 8/1/2048	2,000	2,022

Mississippi Power Co. 3.95%, 3/30/2028	560	590

Nevada Power Co.

Series CC, 3.70%, 5/1/2029	1,700	1,791

5.38%, 9/15/2040	626	743

NextEra Energy Capital Holdings, Inc. 3.55%, 5/1/2027	537	558

NextEra Energy Operating Partners LP

4.25%, 9/15/2024 (a)	87	88

4.50%, 9/15/2027 (a)	1,091	1,096

Niagara Mohawk Power Corp. 4.28%, 12/15/2028 (a)	650	689

Northern States Power Co.

6.20%, 7/1/2037	173	231

2.60%, 6/1/2051	1,160	993

NRG Energy, Inc.

6.63%, 1/15/2027	678	701

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

2.45%, 12/2/2027 (a)	2,625	2,496

5.75%, 1/15/2028	1,197	1,224

3.38%, 2/15/2029 (a)	2,149	1,996

5.25%, 6/15/2029 (a)	5,040	5,140

3.63%, 2/15/2031 (a)	632	581

3.88%, 2/15/2032 (a)	1,516	1,406

Ohio Power Co.

Series P, 2.60%, 4/1/2030	2,600	2,536

4.00%, 6/1/2049	600	623

Series R, 2.90%, 10/1/2051	9,855	8,410

Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	140	138

Oncor Electric Delivery Co. LLC

3.10%, 9/15/2049	1,000	925

5.35%, 10/1/2052	550	721

Pacific Gas and Electric Co.

1.37%, 3/10/2023	4,225	4,181

1.70%, 11/15/2023	1,500	1,474

3.25%, 2/16/2024	4,380	4,409

3.45%, 7/1/2025	1,630	1,646

2.95%, 3/1/2026	1,030	1,017

4.65%, 8/1/2028	12,247	12,714

4.20%, 6/1/2041	1,670	1,515

4.60%, 6/15/2043	1,951	1,828

4.25%, 3/15/2046	8,746	7,886

PacifiCorp

7.24%, 8/16/2023	250	266

5.75%, 4/1/2037	880	1,073

4.13%, 1/15/2049	1,655	1,734

4.15%, 2/15/2050	8,508	8,983

3.30%, 3/15/2051	3,850	3,614

PECO Energy Co. 2.80%, 6/15/2050	750	666

Pepco Holdings LLC 7.45%, 8/15/2032	1,000	1,297

PG&E Corp.

5.00%, 7/1/2028	6,745	6,678

5.25%, 7/1/2030	1,445	1,435

Pinnacle West Capital Corp.

1.30%, 6/15/2025	800	768

Potomac Electric Power Co. 6.50%, 11/15/2037	360	489

Public Service Co. of Colorado

4.05%, 9/15/2049	2,650	2,831

Series 36, 2.70%, 1/15/2051	3,190	2,740

Public Service Co. of Oklahoma Series G, 6.63%, 11/15/2037	1,100	1,431

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — continued

Public Service Electric and Gas Co.

2.25%, 9/15/2026	989	991

5.80%, 5/1/2037	850	1,078

5.38%, 11/1/2039	416	510

Southern California Edison Co.

Series E, 3.70%, 8/1/2025	2,000	2,076

Series B, 3.65%, 3/1/2028	1,000	1,036

2.85%, 8/1/2029	1,800	1,771

Series 06-E, 5.55%, 1/15/2037	450	523

Series 08-A, 5.95%, 2/1/2038	285	340

Series C, 3.60%, 2/1/2045	1,270	1,182

Series C, 4.13%, 3/1/2048	1,000	1,008

Series 20A, 2.95%, 2/1/2051	8,810	7,437

Southwestern Electric Power Co.

Series N, 1.65%, 3/15/2026	2,440	2,356

Series M, 4.10%, 9/15/2028	400	424

Series J, 3.90%, 4/1/2045	1,242	1,209

State Grid Overseas Investment BVI Ltd. (China) 3.75%, 5/2/2023 (a)	2,000	2,043

Texas Competitive Electric Holdings Co. LLC

8.50%, 12/1/2021 ‡ (f)	2,117	2

8.50%, 10/1/2022 ‡ (f)	4,117	6

Tucson Electric Power Co.

3.05%, 3/15/2025	600	610

4.85%, 12/1/2048	600	691

Union Electric Co.

2.95%, 6/15/2027	644	655

4.00%, 4/1/2048	2,050	2,201

Virginia Electric and Power Co.

3.45%, 2/15/2024	490	504

6.35%, 11/30/2037	235	313

8.88%, 11/15/2038	670	1,088

Vistra Operations Co. LLC

5.50%, 9/1/2026 (a)	4,042	4,112

5.63%, 2/15/2027 (a)	3,900	3,993

5.00%, 7/31/2027 (a)	6,057	6,103

4.38%, 5/1/2029 (a)	784	760

4.30%, 7/15/2029 (a)	5,000	5,065

Xcel Energy, Inc. 3.40%, 6/1/2030	2,250	2,323

		285,531

Electrical Equipment — 0.1%

Eaton Corp. 4.15%, 11/2/2042	2,500	2,684

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electrical Equipment — continued

EnerSys

5.00%, 4/30/2023 (a)	4,052	4,111

4.38%, 12/15/2027 (a)	1,060	1,049

Sensata Technologies BV

4.88%, 10/15/2023 (a)	1,780	1,825

5.63%, 11/1/2024 (a)	2,538	2,673

5.00%, 10/1/2025 (a)	554	573

		12,915

Electronic Equipment, Instruments & Components — 0.1%

Arrow Electronics, Inc.

4.00%, 4/1/2025	653	679

3.88%, 1/12/2028	221	230

CDW LLC

5.50%, 12/1/2024	500	523

4.25%, 4/1/2028	1,648	1,623

3.25%, 2/15/2029	2,435	2,269

Corning, Inc. 5.35%, 11/15/2048	5,000	6,253

Sensata Technologies, Inc. 3.75%, 2/15/2031 (a)	1,085	1,009

		12,586

Energy Equipment & Services — 0.2%

Baker Hughes Holdings LLC

4.49%, 5/1/2030	1,200	1,318

5.13%, 9/15/2040	903	1,022

4.08%, 12/15/2047	6,150	6,218

Guara Norte SARL (Brazil) 5.20%, 6/15/2034 (a)	6,153	5,618

Halliburton Co.

3.80%, 11/15/2025	17	18

4.75%, 8/1/2043	270	285

7.60%, 8/15/2096 (a)	275	344

Nabors Industries, Inc. 5.75%, 2/1/2025	3,550	3,401

Oceaneering International, Inc.

4.65%, 11/15/2024	930	915

6.00%, 2/1/2028	1,516	1,509

Precision Drilling Corp. (Canada) 7.13%, 1/15/2026 (a)	745	753

Schlumberger Finance Canada Ltd. 1.40%, 9/17/2025	2,220	2,155

Schlumberger Holdings Corp.

3.75%, 5/1/2024 (a)	505	519

4.00%, 12/21/2025 (a)	39	41

3.90%, 5/17/2028 (a)	587	611

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	103

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Energy Equipment & Services — continued

Schlumberger Investment SA 2.40%, 8/1/2022 (a)	640	641

Telford Offshore Ltd. (United Arab Emirates) 12.00% (PIK), 12/31/2164 (c) (d) (h)	917	25

Transocean Pontus Ltd. 6.13%, 8/1/2025 (a)	751	740

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (a)	424	414

Transocean Proteus Ltd. 6.25%, 12/1/2024 (a)	1,819	1,805

		28,352

Entertainment — 0.4%

Activision Blizzard, Inc. 2.50%, 9/15/2050	23,376	19,656

Cinemark USA, Inc.

8.75%, 5/1/2025 (a)	435	456

5.88%, 3/15/2026 (a)	500	493

5.25%, 7/15/2028 (a)	2,730	2,603

Live Nation Entertainment, Inc.

5.63%, 3/15/2026 (a)	1,687	1,717

6.50%, 5/15/2027 (a)	4,259	4,560

4.75%, 10/15/2027 (a)	4,000	3,930

Netflix, Inc.

4.88%, 4/15/2028	3,458	3,705

5.38%, 11/15/2029 (a)	11,943	13,338

4.88%, 6/15/2030 (a)	2,221	2,422

Walt Disney Co. (The)

8.88%, 4/26/2023	147	159

7.75%, 1/20/2024	800	882

2.00%, 9/1/2029	4,310	4,114

WMG Acquisition Corp.

3.88%, 7/15/2030 (a)	3,690	3,542

3.00%, 2/15/2031 (a)	2,985	2,699

		64,276

Equity Real Estate Investment Trusts (REITs) — 0.7%

Alexandria Real Estate Equities, Inc. 1.88%, 2/1/2033	1,145	1,012

American Tower Corp.

1.45%, 9/15/2026	1,445	1,370

3.10%, 6/15/2050	115	96

Boston Properties LP

3.80%, 2/1/2024	299	307

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Camden Property Trust 3.15%, 7/1/2029	2,955	3,020

Corporate Office Properties LP 2.25%, 3/15/2026	1,550	1,524

Duke Realty LP

3.25%, 6/30/2026	180	185

1.75%, 7/1/2030	2,500	2,279

ERP Operating LP 2.85%, 11/1/2026	3,000	3,072

Essex Portfolio LP 2.65%, 3/15/2032	3,255	3,113

GLP Capital LP 4.00%, 1/15/2030	4,050	4,050

Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (a)	599	626

Healthpeak Properties, Inc. 3.00%, 1/15/2030	500	498

Iron Mountain, Inc.

4.88%, 9/15/2027 (a)	2,370	2,373

5.25%, 7/15/2030 (a)	1,000	992

4.50%, 2/15/2031 (a)	1,364	1,275

Life Storage LP 2.20%, 10/15/2030	1,470	1,370

MGM Growth Properties Operating Partnership LP

5.63%, 5/1/2024	5,455	5,663

4.63%, 6/15/2025 (a)	701	722

5.75%, 2/1/2027	735	796

MPT Operating Partnership LP 4.63%, 8/1/2029	1,425	1,430

National Retail Properties, Inc.

3.60%, 12/15/2026	948	984

4.30%, 10/15/2028	800	858

Office Properties Income Trust

4.50%, 2/1/2025	9,526	9,762

3.45%, 10/15/2031	2,510	2,298

Prologis LP 3.00%, 4/15/2050	5,139	4,740

Public Storage 1.50%, 11/9/2026	2,734	2,650

Realty Income Corp.

3.88%, 7/15/2024	2,018	2,098

3.88%, 4/15/2025	840	877

3.25%, 1/15/2031	555	563

1.80%, 3/15/2033	1,100	961

Regency Centers LP

3.70%, 6/15/2030	3,855	4,020

RHP Hotel Properties LP

4.75%, 10/15/2027	7,301	7,137

Sabra Health Care LP

3.20%, 12/1/2031	2,260	2,102

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — continued

Safehold Operating Partnership LP 2.80%, 6/15/2031	5,000	4,669

SBA Communications Corp.

3.88%, 2/15/2027	3,080	3,074

3.13%, 2/1/2029	3,052	2,835

Scentre Group Trust 1 (Australia)

3.50%, 2/12/2025 (a)	1,420	1,460

3.25%, 10/28/2025 (a)	1,000	1,025

Scentre Group Trust 2 (Australia) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.38%), 4.75%, 9/24/2080 (a) (b)	1,500	1,497

Simon Property Group LP 3.25%, 9/13/2049	5,239	4,814

UDR, Inc.

2.10%, 8/1/2032	950	854

1.90%, 3/15/2033	505	442

Ventas Realty LP

3.75%, 5/1/2024	588	605

3.50%, 2/1/2025	448	462

4.13%, 1/15/2026	86	91

3.25%, 10/15/2026	218	223

3.85%, 4/1/2027	618	651

VICI Properties LP

3.50%, 2/15/2025 (a)	1,650	1,654

4.25%, 12/1/2026 (a)	2,314	2,337

3.75%, 2/15/2027 (a)	575	571

4.63%, 12/1/2029 (a)	5,846	5,963

4.13%, 8/15/2030 (a)	575	571

WP Carey, Inc.

4.25%, 10/1/2026	2,155	2,297

2.25%, 4/1/2033	2,880	2,580

		113,498

Food & Staples Retailing — 0.3%

7-Eleven, Inc.

0.63%, 2/10/2023 (a)	2,235	2,217

0.95%, 2/10/2026 (a)	1,390	1,309

1.30%, 2/10/2028 (a)	1,114	1,015

2.50%, 2/10/2041 (a)	1,133	948

2.80%, 2/10/2051 (a)	4,250	3,548

Albertsons Cos., Inc.

3.50%, 2/15/2023 (a)	710	712

3.25%, 3/15/2026 (a)	2,934	2,824

4.63%, 1/15/2027 (a)	17,265	17,340

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food & Staples Retailing — continued

5.88%, 2/15/2028 (a)	1,095	1,132

3.50%, 3/15/2029 (a)	1,129	1,050

4.88%, 2/15/2030 (a)	1,010	1,013

Alimentation Couche-Tard, Inc. (Canada)

3.44%, 5/13/2041 (a)	450	420

3.63%, 5/13/2051 (a)	505	470

Kroger Co. (The) Series B, 7.70%, 6/1/2029	900	1,162

Performance Food Group, Inc. 5.50%, 10/15/2027 (a)	4,904	4,990

Rite Aid Corp. 8.00%, 11/15/2026 (a)	7,000	6,664

Sysco Corp. 2.40%, 2/15/2030	4,000	3,822

		50,636

Food Products — 0.3%

Archer-Daniels-Midland Co.

2.50%, 8/11/2026	1,650	1,671

4.50%, 3/15/2049	1,200	1,446

Campbell Soup Co. 4.15%, 3/15/2028	1,700	1,819

Darling Ingredients, Inc. 5.25%, 4/15/2027 (a)	4,878	4,964

Kraft Heinz Foods Co. 3.75%, 4/1/2030	9,837	10,026

Lamb Weston Holdings, Inc.

4.88%, 5/15/2028 (a)	2,060	2,117

4.13%, 1/31/2030 (a)	2,906	2,812

4.38%, 1/31/2032 (a)	969	941

MARB BondCo plc (Brazil) 3.95%, 1/29/2031 (a)	2,523	2,220

Mars, Inc. 0.88%, 7/16/2026 (a)	2,300	2,166

Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	497	524

Pilgrim’s Pride Corp. 5.88%, 9/30/2027 (a)	1,266	1,301

Post Holdings, Inc.

5.75%, 3/1/2027 (a)	8,790	8,881

4.63%, 4/15/2030 (a)	2,775	2,613

Tyson Foods, Inc. 5.15%, 8/15/2044	155	184

Viterra Finance BV (Netherlands) 3.20%, 4/21/2031 (a)	5,250	5,061

		48,746

Gas Utilities — 0.1%

AmeriGas Partners LP

5.63%, 5/20/2024	2,234	2,278

5.88%, 8/20/2026	1,475	1,505

5.75%, 5/20/2027	2,195	2,218

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	105

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Gas Utilities — continued

Atmos Energy Corp.

5.50%, 6/15/2041	1,110	1,346

4.15%, 1/15/2043	582	615

2.85%, 2/15/2052	955	821

Brooklyn Union Gas Co. (The)

3.87%, 3/4/2029 (a)	1,030	1,066

4.27%, 3/15/2048 (a)	1,000	1,005

ONE Gas, Inc. 4.50%, 11/1/2048	400	450

Piedmont Natural Gas Co., Inc. 3.50%, 6/1/2029	800	824

Southern California Gas Co.

Series TT, 2.60%, 6/15/2026	1,100	1,112

Series XX, 2.55%, 2/1/2030	715	696

Southern Natural Gas Co. LLC

0.63%, 4/28/2023 (a)	1,380	1,359

8.00%, 3/1/2032	350	464

4.80%, 3/15/2047 (a)	204	222

		15,981

Health Care Equipment & Supplies — 0.2%

Abbott Laboratories 1.15%, 1/30/2028	660	620

Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	6,096	6,187

Becton Dickinson and Co.

3.73%, 12/15/2024	219	226

3.70%, 6/6/2027	2,500	2,621

6.00%, 5/15/2039	400	490

DH Europe Finance II SARL 3.25%, 11/15/2039	1,400	1,366

Hologic, Inc.

4.63%, 2/1/2028 (a)	1,143	1,180

3.25%, 2/15/2029 (a)	5,590	5,297

Mozart Debt Merger Sub, Inc.

3.88%, 4/1/2029 (a)	4,310	4,089

5.25%, 10/1/2029 (a)	3,356	3,205

		25,281

Health Care Providers & Services — 1.4%

Acadia Healthcare Co., Inc.

5.50%, 7/1/2028 (a)	4,817	4,829

5.00%, 4/15/2029 (a)	2,500	2,469

AdaptHealth LLC 4.63%, 8/1/2029 (a)	6,600	5,954

Aetna, Inc.

2.80%, 6/15/2023	546	553

4.50%, 5/15/2042	224	241

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued

Ascension Health 3.95%, 11/15/2046	687	757

Banner Health 1.90%, 1/1/2031	2,439	2,268

Centene Corp. 4.63%, 12/15/2029	29,205	30,081

Children’s Hospital Series 2020, 2.93%, 7/15/2050	763	665

Cigna Corp. 4.50%, 2/25/2026	1,000	1,070

CommonSpirit Health

1.55%, 10/1/2025	1,275	1,230

2.78%, 10/1/2030	1,275	1,244

3.91%, 10/1/2050	1,255	1,272

Community Health Systems, Inc.

5.63%, 3/15/2027 (a)	3,588	3,617

6.00%, 1/15/2029 (a)	2,669	2,672

5.25%, 5/15/2030 (a)	2,439	2,362

4.75%, 2/15/2031 (a)	6,320	5,950

Cottage Health Obligated Group Series 2020, 3.30%, 11/1/2049	500	493

CVS Health Corp. 4.30%, 3/25/2028	1,463	1,579

DaVita, Inc.

4.63%, 6/1/2030 (a)	8,790	8,427

3.75%, 2/15/2031 (a)	1,938	1,771

Encompass Health Corp.

4.50%, 2/1/2028	5,135	4,999

4.75%, 2/1/2030	4,840	4,622

4.63%, 4/1/2031	872	823

Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	4,480	2,374

Hackensack Meridian Health, Inc. Series 2020, 2.88%, 9/1/2050	1,580	1,417

Hartford HealthCare Corp. 3.45%, 7/1/2054	2,350	2,311

HCA, Inc.

5.38%, 2/1/2025	2,000	2,118

5.88%, 2/15/2026	375	405

5.38%, 9/1/2026	6,105	6,569

4.50%, 2/15/2027	20,305	21,520

5.63%, 9/1/2028	27,251	30,196

5.88%, 2/1/2029	16,788	18,761

3.50%, 9/1/2030	360	356

5.50%, 6/15/2047	2,000	2,340

3.50%, 7/15/2051	2,775	2,467

McKesson Corp. 0.90%, 12/3/2025	2,720	2,573

Memorial Health Services 3.45%, 11/1/2049	645	639

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Health Care Providers & Services — continued

Memorial Sloan-Kettering Cancer Center

4.13%, 7/1/2052	225	258

Series 2015, 4.20%, 7/1/2055	785	922

MidMichigan Health Series 2020, 3.41%, 6/1/2050	955	929

Mount Sinai Hospitals Group, Inc. Series 2017, 3.98%, 7/1/2048	666	705

MultiCare Health System 2.80%, 8/15/2050	355	316

New York and Presbyterian Hospital (The) 2.61%, 8/1/2060	700	590

NYU Langone Hospitals Series 2020, 3.38%, 7/1/2055	1,110	1,041

Providence St. Joseph Health Obligated Group Series H, 2.75%, 10/1/2026	363	371

Quest Diagnostics, Inc. 2.95%, 6/30/2030	1,000	986

Tenet Healthcare Corp.

4.63%, 7/15/2024	1,745	1,750

4.63%, 9/1/2024 (a)	1,385	1,404

4.88%, 1/1/2026 (a)	8,625	8,684

6.25%, 2/1/2027 (a)	500	514

5.13%, 11/1/2027 (a)	13,532	13,793

4.63%, 6/15/2028 (a)	2,050	2,009

4.25%, 6/1/2029 (a)	1,754	1,693

Texas Health Resources

2.33%, 11/15/2050	500	413

4.33%, 11/15/2055	1,075	1,292

UnitedHealth Group, Inc.

4.63%, 7/15/2035	98	113

3.05%, 5/15/2041	8,890	8,530

3.95%, 10/15/2042	615	648

3.75%, 10/15/2047	1,120	1,156

3.25%, 5/15/2051	1,955	1,898

3.88%, 8/15/2059	805	849

Universal Health Services, Inc.

2.65%, 10/15/2030 (a)	2,995	2,829

Yale-New Haven Health Services Corp.

Series 2020, 2.50%, 7/1/2050	970	813

		238,500

Health Care Technology — 0.0% (g)

IQVIA, Inc.

5.00%, 10/15/2026 (a)	2,575	2,628

5.00%, 5/15/2027 (a)	5,377	5,500

		8,128

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hotels, Restaurants & Leisure — 0.6%

1011778 BC ULC (Canada)

3.88%, 1/15/2028 (a)	6,360	6,184

4.00%, 10/15/2030 (a)	3,334	3,080

Boyd Gaming Corp.

4.75%, 12/1/2027	4,045	4,061

Boyne USA, Inc.

4.75%, 5/15/2029 (a)	2,535	2,491

Caesars Resort Collection LLC

5.75%, 7/1/2025 (a)	5,165	5,296

Carnival Corp.

9.88%, 8/1/2027 (a)	5,660	6,353

4.00%, 8/1/2028 (a)	1,896	1,817

6.00%, 5/1/2029 (a)	3,528	3,425

Cedar Fair LP

5.50%, 5/1/2025 (a)	605	622

5.38%, 4/15/2027	5,630	5,672

5.25%, 7/15/2029	387	387

Hilton Domestic Operating Co., Inc.

5.38%, 5/1/2025 (a)	1,425	1,469

3.75%, 5/1/2029 (a)	1,882	1,816

4.88%, 1/15/2030	1,000	1,029

4.00%, 5/1/2031 (a)	378	369

3.63%, 2/15/2032 (a)	1,465	1,393

Hilton Worldwide Finance LLC

4.88%, 4/1/2027	1,395	1,425

International Game Technology plc

6.50%, 2/15/2025 (a)	4,247	4,512

Marriott Ownership Resorts, Inc.

4.75%, 1/15/2028	118	115

4.50%, 6/15/2029 (a)	2,551	2,417

MGM Resorts International

6.75%, 5/1/2025	940	973

5.75%, 6/15/2025	4,038	4,230

5.50%, 4/15/2027	817	843

Royal Caribbean Cruises Ltd.

9.13%, 6/15/2023 (a)	3,377	3,531

11.50%, 6/1/2025 (a)	349	386

Scientific Games International, Inc. 5.00%, 10/15/2025 (a)	4,552	4,598

Six Flags Entertainment Corp. 4.88%, 7/31/2024 (a)	5,056	5,052

Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	1,995	2,084

Starbucks Corp. 3.80%, 8/15/2025	1,010	1,058

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	107

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Hotels, Restaurants & Leisure — continued

Station Casinos LLC 4.50%, 2/15/2028 (a)	3,135	3,014

Travel + Leisure Co. 6.00%, 4/1/2027 (e)	1,050	1,095

Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	2,151	2,216

Wynn Las Vegas LLC 5.50%, 3/1/2025 (a)	4,389	4,451

Wynn Resorts Finance LLC

7.75%, 4/15/2025 (a)	1,302	1,359

5.13%, 10/1/2029 (a)	4,356	4,193

Yum! Brands, Inc.

7.75%, 4/1/2025 (a)	3,300	3,438

4.75%, 1/15/2030 (a)	804	816

3.63%, 3/15/2031	1,220	1,140

4.63%, 1/31/2032	1,569	1,538

		99,948

Household Durables — 0.2%

CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	2,960	3,056

Lennar Corp. 4.50%, 4/30/2024	290	302

MDC Holdings, Inc.

3.85%, 1/15/2030	9,275	9,342

2.50%, 1/15/2031	3,353	3,044

Newell Brands, Inc.

4.70%, 4/1/2026 (e)	6,500	6,729

5.87%, 4/1/2036 (e)	3,265	3,579

Tempur Sealy International, Inc. 4.00%, 4/15/2029 (a)	6,989	6,587

		32,639

Household Products — 0.1%

Central Garden & Pet Co.

5.13%, 2/1/2028	535	545

4.13%, 10/15/2030	4,140	3,932

4.13%, 4/30/2031 (a)	745	697

Energizer Holdings, Inc.

4.75%, 6/15/2028 (a)	5,135	4,853

4.38%, 3/31/2029 (a)	3,895	3,510

Kimberly-Clark Corp. 3.20%, 4/25/2029	1,000	1,039

Reckitt Benckiser Treasury Services plc (United Kingdom)

2.75%, 6/26/2024 (a)	1,000	1,011

3.00%, 6/26/2027 (a)	350	358

Spectrum Brands, Inc.

5.75%, 7/15/2025	259	263

5.00%, 10/1/2029 (a)	2,620	2,587

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Household Products — continued

5.50%, 7/15/2030 (a)	2,779	2,766

		21,561

Independent Power and Renewable Electricity Producers — 0.1%

AES Corp. (The) 3.30%, 7/15/2025 (a)	1,525	1,532

Calpine Corp.

5.25%, 6/1/2026 (a)	3,266	3,299

4.50%, 2/15/2028 (a)	3,000	2,928

5.13%, 3/15/2028 (a)	3,940	3,796

Constellation Energy Generation LLC

3.25%, 6/1/2025	595	608

6.25%, 10/1/2039	200	233

5.75%, 10/1/2041	875	972

5.60%, 6/15/2042	9,230	10,224

		23,592

Industrial Conglomerates — 0.0% (g)

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	1,891	2,126

Roper Technologies, Inc. 1.75%, 2/15/2031	1,200	1,061

		3,187

Insurance — 0.5%

Aflac, Inc. 3.60%, 4/1/2030	2,500	2,653

AIA Group Ltd. (Hong Kong)

3.20%, 3/11/2025 (a)	996	1,023

3.90%, 4/6/2028 (a)	2,495	2,673

3.60%, 4/9/2029 (a)	495	521

3.20%, 9/16/2040 (a)	1,680	1,573

American Financial Group, Inc. 3.50%, 8/15/2026	1,600	1,667

American International Group, Inc. 3.88%, 1/15/2035	2,041	2,139

Aon Corp. 6.25%, 9/30/2040	240	317

Athene Global Funding

0.95%, 1/8/2024 (a)	1,365	1,334

2.75%, 6/25/2024 (a)	630	635

2.50%, 1/14/2025 (a)	385	384

1.45%, 1/8/2026 (a)	1,770	1,690

2.95%, 11/12/2026 (a)	4,500	4,513

Berkshire Hathaway Finance Corp.

4.25%, 1/15/2049	4,410	4,918

2.85%, 10/15/2050	4,720	4,140

2.50%, 1/15/2051	2,255	1,870

Cincinnati Financial Corp. 6.13%, 11/1/2034	1,100	1,415

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Insurance — continued

CNA Financial Corp. 3.95%, 5/15/2024	373	385

F&G Global Funding 1.75%, 6/30/2026 (a)	635	611

Great-West Lifeco Finance 2018 LP (Canada) 4.58%, 5/17/2048 (a)	406	467

Guardian Life Global Funding 3.40%, 4/25/2023 (a)	2,830	2,894

Guardian Life Insurance Co. of America (The) 4.85%, 1/24/2077 (a)	271	313

Intact US Holdings, Inc. 4.60%, 11/9/2022	800	813

Jackson National Life Global Funding

3.25%, 1/30/2024 (a)	575	588

3.88%, 6/11/2025 (a)	2,637	2,764

John Hancock Life Insurance Co. 7.38%, 2/15/2024 (a)	2,550	2,796

Liberty Mutual Group, Inc. 3.95%, 10/15/2050 (a)	475	472

Lincoln National Corp. 3.35%, 3/9/2025	1,100	1,136

Manulife Financial Corp. (Canada) 4.15%, 3/4/2026	1,207	1,279

MassMutual Global Funding II

2.75%, 6/22/2024 (a)	2,000	2,028

2.95%, 1/11/2025 (a)	1,200	1,232

MetLife, Inc.

6.50%, 12/15/2032	700	915

4.13%, 8/13/2042	500	534

Metropolitan Life Global Funding I 3.05%, 6/17/2029 (a)	1,500	1,522

Metropolitan Life Insurance Co. 7.80%, 11/1/2025 (a)	1,650	1,951

New York Life Global Funding 3.00%, 1/10/2028 (a)	2,831	2,902

New York Life Insurance Co. 6.75%, 11/15/2039 (a)	303	423

Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (a) (b)	2,730	2,731

Principal Financial Group, Inc. 3.70%, 5/15/2029	605	644

Principal Life Global Funding II 3.00%, 4/18/2026 (a)	586	595

Protective Life Corp. 4.30%, 9/30/2028 (a)	700	755

Protective Life Global Funding 1.30%, 9/20/2026 (a)	1,500	1,435

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued

Prudential Financial, Inc. 3.91%, 12/7/2047	2,259	2,352

Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (a)	150	175

Reliance Standard Life Global Funding II 3.85%, 9/19/2023 (a)	1,420	1,458

Swiss Re Finance Luxembourg SA (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 5.00%, 4/2/2049 (a) (b)	1,000	1,059

Teachers Insurance & Annuity Association of America

4.90%, 9/15/2044 (a)	500	583

4.27%, 5/15/2047 (a)	800	865

Travelers Property Casualty Corp. 7.75%, 4/15/2026	700	838

W R Berkley Corp. 3.55%, 3/30/2052	2,535	2,385

		75,365

Internet & Direct Marketing Retail — 0.0% (g)

Amazon.com, Inc.

3.15%, 8/22/2027	2,000	2,090

3.10%, 5/12/2051	3,845	3,716

Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	1,460	1,450

		7,256

IT Services — 0.3%

Arches Buyer, Inc. 4.25%, 6/1/2028 (a)	5,085	4,815

Black Knight InfoServ LLC 3.63%, 9/1/2028 (a)	5,125	4,851

Block, Inc.

2.75%, 6/1/2026 (a)	2,591	2,513

3.50%, 6/1/2031 (a)	5,396	5,067

CGI, Inc. (Canada) 1.45%, 9/14/2026 (a)	3,735	3,553

Fidelity National Information Services, Inc. 4.50%, 8/15/2046	2,000	2,191

Gartner, Inc.

4.50%, 7/1/2028 (a)	1,645	1,666

3.63%, 6/15/2029 (a)	4,840	4,697

3.75%, 10/1/2030 (a)	5,320	5,176

Global Payments, Inc.

2.90%, 5/15/2030	4,500	4,330

2.90%, 11/15/2031	7,520	7,171

International Business Machines Corp. 4.00%, 6/20/2042	1,727	1,814

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	109

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

IT Services — continued

Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	4,250	4,239

Visa, Inc.

4.15%, 12/14/2035	1,510	1,699

2.70%, 4/15/2040	1,500	1,410

		55,192

Leisure Products — 0.0% (g)

Mattel, Inc.

3.15%, 3/15/2023	1,427	1,427

3.38%, 4/1/2026 (a)	2,444	2,427

5.88%, 12/15/2027 (a)	1,145	1,214

3.75%, 4/1/2029 (a)	2,477	2,479

		7,547

Life Sciences Tools & Services — 0.1%

Charles River Laboratories International, Inc. 3.75%, 3/15/2029 (a)	5,055	4,859

Thermo Fisher Scientific, Inc.

1.75%, 10/15/2028	1,880	1,780

2.60%, 10/1/2029	2,000	1,971

		8,610

Machinery — 0.1%

Amsted Industries, Inc. 5.63%, 7/1/2027 (a)	2,480	2,505

Caterpillar, Inc. 3.80%, 8/15/2042	680	723

Colfax Corp. 6.38%, 2/15/2026 (a)	2,974	3,056

Otis Worldwide Corp. 2.06%, 4/5/2025	2,500	2,481

Parker-Hannifin Corp. 6.25%, 5/15/2038	440	563

TK Elevator US Newco, Inc. (Germany) 5.25%, 7/15/2027 (a)	2,865	2,836

Xylem, Inc. 1.95%, 1/30/2028	1,285	1,231

		13,395

Marine — 0.0% (g)

MV24 Capital BV (Brazil) 6.75%, 6/1/2034 (a)	2,411	2,336

Media — 1.6%

Altice Financing SA (Luxembourg) 5.75%, 8/15/2029 (a)	2,733	2,490

AMC Networks, Inc. 5.00%, 4/1/2024	1,032	1,031

Audacy Capital Corp. 6.50%, 5/1/2027 (a)	928	882

Charter Communications Operating LLC

2.25%, 1/15/2029	2,345	2,166

2.80%, 4/1/2031	4,300	3,982

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued

3.50%, 6/1/2041	3,570	3,085

3.50%, 3/1/2042	5,945	5,124

3.70%, 4/1/2051	3,200	2,685

3.90%, 6/1/2052	1,700	1,479

Clear Channel Outdoor Holdings, Inc 5.13%, 8/15/2027 (a)	8,392	8,384

Clear Channel Outdoor Holdings, Inc. 7.75%, 4/15/2028 (a)	2,020	2,111

Comcast Corp.

3.38%, 2/15/2025	5,150	5,308

4.40%, 8/15/2035	3,850	4,249

3.90%, 3/1/2038	12,489	12,716

3.25%, 11/1/2039	10,530	9,978

3.97%, 11/1/2047	1,115	1,133

4.00%, 3/1/2048	5,140	5,262

4.00%, 11/1/2049	135	137

3.45%, 2/1/2050	1,708	1,593

2.89%, 11/1/2051 (a)	2,027	1,758

2.45%, 8/15/2052	6,810	5,487

2.94%, 11/1/2056 (a)	4,818	4,055

2.65%, 8/15/2062	3,733	2,899

2.99%, 11/1/2063 (a)	4,164	3,467

Cox Communications, Inc. 2.95%, 10/1/2050 (a)	2,790	2,298

CSC Holdings LLC

5.25%, 6/1/2024	4,373	4,433

5.50%, 4/15/2027 (a)	6,627	6,610

5.38%, 2/1/2028 (a)	4,127	4,011

6.50%, 2/1/2029 (a)	6,414	6,494

4.50%, 11/15/2031 (a)	2,571	2,340

Diamond Sports Group LLC 5.38%, 8/15/2026 (a)	7,688	3,152

Directv Financing LLC 5.88%, 8/15/2027 (a)	6,332	6,330

Discovery Communications LLC 4.00%, 9/15/2055	2,390	2,172

DISH DBS Corp.

5.88%, 7/15/2022	2,694	2,718

5.00%, 3/15/2023	5,867	5,918

5.88%, 11/15/2024	9,892	9,892

7.75%, 7/1/2026	7,330	7,423

5.25%, 12/1/2026 (a)	9,195	9,014

5.75%, 12/1/2028 (a)	1,835	1,755

Gray Escrow II, Inc. 5.38%, 11/15/2031 (a)	2,177	2,096

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Media — continued

Gray Television, Inc. 4.75%, 10/15/2030 (a)	2,110	1,979

iHeartCommunications, Inc.

6.38%, 5/1/2026	2,900	2,991

8.38%, 5/1/2027	5,687	5,923

5.25%, 8/15/2027 (a)	4,358	4,341

Lamar Media Corp. 4.00%, 2/15/2030	5,400	5,198

Midas OpCo Holdings LLC 5.63%, 8/15/2029 (a)	5,180	5,076

News Corp. 3.88%, 5/15/2029 (a)	4,172	3,995

Nexstar Media, Inc.

5.63%, 7/15/2027 (a)	8,365	8,553

4.75%, 11/1/2028 (a)	1,410	1,368

Outfront Media Capital LLC

6.25%, 6/15/2025 (a)	2,067	2,147

5.00%, 8/15/2027 (a)	3,861	3,826

Scripps Escrow II, Inc. 3.88%, 1/15/2029 (a)	3,970	3,720

Sinclair Television Group, Inc. 4.13%, 12/1/2030 (a)	5,585	5,000

Sirius XM Radio, Inc.

5.00%, 8/1/2027 (a)	3,180	3,223

4.00%, 7/15/2028 (a)	6,156	5,917

5.50%, 7/1/2029 (a)	9,692	9,911

4.13%, 7/1/2030 (a)	3,517	3,324

Summer BC Bidco B LLC 5.50%, 10/31/2026 (a)	800	772

TEGNA, Inc.

4.63%, 3/15/2028	1,905	1,904

5.00%, 9/15/2029	1,525	1,521

Time Warner Cable LLC 7.30%, 7/1/2038	335	419

Univision Communications, Inc. 4.50%, 5/1/2029 (a)	4,184	4,005

UPC Broadband Finco BV (Netherlands) 4.88%, 7/15/2031 (a)	1,563	1,493

Videotron Ltd. (Canada)

5.38%, 6/15/2024 (a)	3,057	3,167

5.13%, 4/15/2027 (a)	4,115	4,187

VZ Secured Financing BV (Netherlands) 5.00%, 1/15/2032 (a)	1,022	968

		263,045

Metals & Mining — 0.8%

Alcoa Nederland Holding BV

5.50%, 12/15/2027 (a)	1,750	1,824

6.13%, 5/15/2028 (a)	3,845	4,047

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Metals & Mining — continued

Allegheny Technologies, Inc. 5.88%, 12/1/2027	5,085	5,189

Arconic Corp.

6.00%, 5/15/2025 (a)	1,055	1,087

6.13%, 2/15/2028 (a)	7,065	7,224

Cleveland-Cliffs, Inc.

6.75%, 3/15/2026 (a)	2,951	3,110

5.88%, 6/1/2027	2,204	2,270

4.63%, 3/1/2029 (a)	4,374	4,221

Commercial Metals Co. 4.88%, 5/15/2023	2,566	2,617

FMG Resources August 2006 Pty. Ltd. (Australia) 4.50%, 9/15/2027 (a)	5,053	5,067

Freeport-McMoRan, Inc.

3.88%, 3/15/2023	700	712

5.00%, 9/1/2027	2,165	2,230

4.13%, 3/1/2028	1,907	1,928

4.38%, 8/1/2028	2,508	2,539

4.25%, 3/1/2030	1,770	1,788

4.63%, 8/1/2030	17,231	17,789

5.40%, 11/14/2034	2,150	2,416

5.45%, 3/15/2043	3,675	4,228

Glencore Finance Canada Ltd. (Switzerland)

6.90%, 11/15/2037 (a)	100	130

5.55%, 10/25/2042 (a) (e)	4,045	4,649

Glencore Funding LLC (Australia)

4.63%, 4/29/2024 (a)	300	314

3.88%, 10/27/2027 (a)	4,000	4,126

2.50%, 9/1/2030 (a)	875	805

2.85%, 4/27/2031 (a)	9,210	8,650

2.63%, 9/23/2031 (a)	9,140	8,397

Indonesia Asahan Aluminium Persero PT (Indonesia) 6.53%, 11/15/2028 (a)	2,400	2,709

Kaiser Aluminum Corp. 4.63%, 3/1/2028 (a)	3,060	2,889

Novelis Corp.

3.25%, 11/15/2026 (a)	1,543	1,464

4.75%, 1/30/2030 (a)	4,610	4,511

3.88%, 8/15/2031 (a)	772	711

Nucor Corp.

4.00%, 8/1/2023	1,000	1,027

2.98%, 12/15/2055	1,910	1,643

Rio Tinto Finance USA Ltd. (Australia) 5.20%, 11/2/2040	2,000	2,435

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	111

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Metals & Mining — continued

Teck Resources Ltd. (Canada)

6.13%, 10/1/2035	1,915	2,339

5.40%, 2/1/2043	1,600	1,776

Vale Overseas Ltd. (Brazil) 8.25%, 1/17/2034	5,880	7,704

		126,565

Mortgage Real Estate Investment Trusts (REITs) — 0.5%

Arbor Realty Trust, Inc.

REIT, 5.00%, 4/30/2026	5,000	4,951

Series QIB, REIT, 4.50%, 9/1/2026 (a)	19,500	19,226

Series QIB, REIT, 4.50%, 3/15/2027 (a)	30,000	29,291

ReadyCap Holdings LLC Series QIB, REIT, 4.50%, 10/20/2026 (a)	25,000	24,057

		77,525

Multiline Retail — 0.0% (g)

Dollar General Corp. 3.50%, 4/3/2030	1,351	1,379

Multi-Utilities — 0.2%

Ameren Corp. 3.50%, 1/15/2031	2,390	2,456

Ameren Illinois Co. 3.25%, 3/15/2050	3,950	3,744

Berkshire Hathaway Energy Co.

3.25%, 4/15/2028	800	832

6.13%, 4/1/2036	1,349	1,709

2.85%, 5/15/2051	7,740	6,567

Consolidated Edison Co. of New York, Inc.

Series 06-E, 5.70%, 12/1/2036	400	482

Series 2017, 3.88%, 6/15/2047	1,275	1,273

Series E, 4.65%, 12/1/2048	1,700	1,897

4.50%, 5/15/2058	808	874

Consumers Energy Co.

4.35%, 4/15/2049	500	565

4.35%, 8/31/2064	491	545

Dominion Energy, Inc.

Series F, 5.25%, 8/1/2033	785	906

7.00%, 6/15/2038	400	534

Series C, 4.90%, 8/1/2041	46	52

Puget Sound Energy, Inc.

5.76%, 7/15/2040	900	1,110

2.89%, 9/15/2051	1,320	1,162

San Diego Gas & Electric Co.

6.00%, 6/1/2026	685	775

6.00%, 6/1/2039	500	628

4.50%, 8/15/2040	249	280

Series UUU, 3.32%, 4/15/2050	4,780	4,509

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Multi-Utilities — continued

Southern Co. Gas Capital Corp. Series 21A, 3.15%, 9/30/2051	5,000	4,446

		35,346

Oil, Gas & Consumable Fuels — 3.0%

AI Candelaria Spain SA (Colombia) 7.50%, 12/15/2028 (i)	1,134	1,123

Antero Midstream Partners LP

7.88%, 5/15/2026 (a)	3,445	3,703

5.38%, 6/15/2029 (a)	2,910	2,925

Antero Resources Corp.

5.00%, 3/1/2025	500	506

7.63%, 2/1/2029 (a)	3,462	3,748

5.38%, 3/1/2030 (a)	2,215	2,257

Apache Corp.

4.63%, 11/15/2025	5,401	5,577

4.88%, 11/15/2027	236	242

APT Pipelines Ltd. (Australia) 4.25%, 7/15/2027 (a)	610	650

Baytex Energy Corp. (Canada) 5.63%, 6/1/2024 (a)	1,032	1,029

BP Capital Markets America, Inc.

3.80%, 9/21/2025	1,500	1,577

3.41%, 2/11/2026	1,750	1,813

3.02%, 1/16/2027	1,325	1,350

3.94%, 9/21/2028	2,300	2,439

2.72%, 1/12/2032	13,040	12,491

3.06%, 6/17/2041	7,320	6,562

3.00%, 2/24/2050	10,130	8,657

2.77%, 11/10/2050	4,090	3,415

2.94%, 6/4/2051	5,350	4,500

3.00%, 3/17/2052	3,040	2,584

BP Capital Markets plc (United Kingdom)

3.54%, 11/4/2024	1,800	1,866

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (b) (c) (d)	11,180	11,180

3.28%, 9/19/2027	2,988	3,072

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (b) (c) (d)	13,870	13,746

Buckeye Partners LP

4.15%, 7/1/2023	2,500	2,531

4.13%, 12/1/2027	4,440	4,193

Cameron LNG LLC 3.70%, 1/15/2039 (a)	961	959

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Cheniere Corpus Christi Holdings LLC

5.88%, 3/31/2025	1,435	1,550

5.13%, 6/30/2027	18,138	19,778

2.74%, 12/31/2039 (a)	2,075	1,895

Cheniere Energy Partners LP

4.50%, 10/1/2029	11,682	11,906

4.00%, 3/1/2031	1,964	1,935

3.25%, 1/31/2032 (a)	3,355	3,154

Cheniere Energy, Inc. 4.63%, 10/15/2028	5,339	5,455

Chesapeake Energy Corp. 6.75%, 4/15/2029 (a)	3,980	4,208

Chevron USA, Inc. 3.25%, 10/15/2029	2,475	2,599

CNX Resources Corp. 7.25%, 3/14/2027 (a)	4,250	4,490

Comstock Resources, Inc.

7.50%, 5/15/2025 (a)	2,928	2,995

6.75%, 3/1/2029 (a)	2,674	2,721

Continental Resources, Inc. 2.88%, 4/1/2032 (a)	2,382	2,178

Coterra Energy, Inc. 3.90%, 5/15/2027 (a)	2,910	3,032

Crestwood Midstream Partners LP

5.75%, 4/1/2025	3,090	3,110

8.00%, 4/1/2029 (a)	691	735

DCP Midstream Operating LP

5.38%, 7/15/2025	2,200	2,329

5.13%, 5/15/2029	1,725	1,816

6.75%, 9/15/2037 (a)	1,080	1,318

5.60%, 4/1/2044	480	526

Diamondback Energy, Inc. 3.25%, 12/1/2026	420	429

DT Midstream, Inc.

4.13%, 6/15/2029 (a)	4,183	4,036

4.38%, 6/15/2031 (a)	875	855

Ecopetrol SA (Colombia) 5.88%, 9/18/2023	2,470	2,566

Energean Israel Finance Ltd. (Israel)

4.50%, 3/30/2024 (i)	2,428	2,349

4.88%, 3/30/2026 (i)	1,895	1,800

Energy Transfer LP

3.60%, 2/1/2023	1,146	1,158

4.25%, 3/15/2023	2,000	2,038

5.95%, 12/1/2025	464	509

4.75%, 1/15/2026	321	341

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

5.50%, 6/1/2027	2,478	2,732

5.80%, 6/15/2038	5,830	6,470

5.00%, 5/15/2050	5,000	5,200

Eni USA, Inc. (Italy) 7.30%, 11/15/2027	500	607

EnLink Midstream Partners LP

4.15%, 6/1/2025	1,962	1,965

4.85%, 7/15/2026	1,665	1,686

5.60%, 4/1/2044	1,930	1,645

Enterprise Products Operating LLC

3.35%, 3/15/2023	1,252	1,268

3.70%, 2/15/2026	1,026	1,071

Series J, 5.75%, 3/1/2035	800	937

6.45%, 9/1/2040	375	478

5.95%, 2/1/2041	333	406

3.30%, 2/15/2053	2,450	2,147

4.95%, 10/15/2054	330	366

Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (b)	1,500	1,423

EQM Midstream Partners LP

4.75%, 7/15/2023	451	451

4.00%, 8/1/2024	5,979	5,859

6.00%, 7/1/2025 (a)	1,162	1,185

6.50%, 7/1/2027 (a)	1,410	1,475

4.50%, 1/15/2029 (a)	1,320	1,233

4.75%, 1/15/2031 (a)	1,320	1,238

EQT Corp.

6.63%, 2/1/2025 (e)	3,945	4,262

3.13%, 5/15/2026 (a)	1,750	1,721

3.90%, 10/1/2027	1,485	1,501

Equinor ASA (Norway) 7.15%, 11/15/2025	585	684

Exxon Mobil Corp.

2.99%, 3/19/2025	1,990	2,043

3.00%, 8/16/2039	11,405	10,941

3.10%, 8/16/2049	4,970	4,638

Flex Intermediate Holdco LLC

3.36%, 6/30/2031 (a)	3,607	3,449

4.32%, 12/30/2039 (a)	1,280	1,203

Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (a)	1,700	1,556

Genesis Energy LP

6.25%, 5/15/2026	570	547

7.75%, 2/1/2028	1,314	1,297

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	113

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Gray Oak Pipeline LLC

2.00%, 9/15/2023 (a)	1,090	1,088

2.60%, 10/15/2025 (a)	1,852	1,831

3.45%, 10/15/2027 (a)	1,465	1,476

Greenko Dutch BV (India) 3.85%, 3/29/2026 (a)	2,144	2,080

Gulfport Energy Corp.

8.00%, 5/17/2026	2,002	2,116

8.00%, 5/17/2026 (a)	1,496	1,582

Gulfport Energy Operating Corp.

6.63%, 5/1/2023 ‡ (f)	1,320	—	(j)

6.00%, 10/15/2024 ‡ (f)	2,737	—	(j)

6.38%, 1/15/2026 ‡ (f)	1,018	—	(j)

Hess Midstream Operations LP 5.63%, 2/15/2026 (a)	5,580	5,720

HollyFrontier Corp.

2.63%, 10/1/2023	2,025	2,034

5.88%, 4/1/2026	3,529	3,825

Kinder Morgan, Inc. 3.25%, 8/1/2050	5,690	4,783

Leviathan Bond Ltd. (Israel)

6.13%, 6/30/2025 (i)	1,090	1,105

6.50%, 6/30/2027 (i)	1,182	1,203

6.75%, 6/30/2030 (i)	680	682

Lundin Energy Finance BV (Netherlands)

2.00%, 7/15/2026 (a)	1,669	1,612

3.10%, 7/15/2031 (a)	4,400	4,198

MEG Energy Corp. (Canada)

6.50%, 1/15/2025 (a)	771	783

7.13%, 2/1/2027 (a)	1,999	2,085

MPLX LP 5.20%, 3/1/2047	323	356

NGL Energy Operating LLC 7.50%, 2/1/2026 (a)	3,479	3,493

NGPL PipeCo LLC

3.25%, 7/15/2031 (a)	615	590

7.77%, 12/15/2037 (a)	615	817

NuStar Logistics LP

5.75%, 10/1/2025	2,071	2,156

6.00%, 6/1/2026	1,338	1,359

5.63%, 4/28/2027	3,294	3,297

6.38%, 10/1/2030	666	675

Occidental Petroleum Corp.

8.00%, 7/15/2025	1,533	1,734

5.88%, 9/1/2025	5,574	5,977

5.55%, 3/15/2026	1,000	1,075

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

8.50%, 7/15/2027	3,301	3,978

6.38%, 9/1/2028	1,488	1,681

3.50%, 8/15/2029	1,250	1,244

8.88%, 7/15/2030	1,887	2,440

6.63%, 9/1/2030	4,693	5,461

6.13%, 1/1/2031	1,563	1,777

7.88%, 9/15/2031	2,600	3,216

ONEOK Partners LP 6.65%, 10/1/2036	1,465	1,772

ONEOK, Inc. 7.50%, 9/1/2023	3,050	3,255

PBF Holding Co. LLC 9.25%, 5/15/2025 (a)	514	523

Petrobras Global Finance BV (Brazil) 5.50%, 6/10/2051	3,155	2,679

Petroleos del Peru SA (Peru) 5.63%, 6/19/2047 (a)	5,000	4,381

Petroleos Mexicanos (Mexico)

6.88%, 8/4/2026	2,600	2,744

5.35%, 2/12/2028	3,250	3,122

6.75%, 9/21/2047	395	325

7.69%, 1/23/2050	880	788

6.95%, 1/28/2060	2,667	2,202

Phillips 66 4.65%, 11/15/2034	1,000	1,101

Pioneer Natural Resources Co. 1.13%, 1/15/2026	2,000	1,900

Plains All American Pipeline LP 3.85%, 10/15/2023	1,495	1,526

Range Resources Corp.

5.00%, 3/15/2023	950	961

4.88%, 5/15/2025	4,175	4,237

8.25%, 1/15/2029	1,305	1,430

4.75%, 2/15/2030 (a)	850	832

Sabine Pass Liquefaction LLC

5.63%, 3/1/2025	3,000	3,237

5.88%, 6/30/2026	26,130	28,974

4.50%, 5/15/2030	10,185	10,987

Saudi Arabian Oil Co. (Saudi Arabia)

1.25%, 11/24/2023 (a)	200	198

1.63%, 11/24/2025 (a)	224	216

SM Energy Co.

6.75%, 9/15/2026	1,895	1,913

6.63%, 1/15/2027	1,293	1,313

Southwestern Energy Co.

5.95%, 1/23/2025 (e)	202	211

7.75%, 10/1/2027	1,075	1,134

5.38%, 2/1/2029	3,640	3,744

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

5.38%, 3/15/2030	2,656	2,742

4.75%, 2/1/2032	591	588

Sunoco LP

6.00%, 4/15/2027	4,253	4,390

4.50%, 5/15/2029	1,922	1,842

Tallgrass Energy Partners LP

7.50%, 10/1/2025 (a)	2,045	2,147

5.50%, 1/15/2028 (a)	4,445	4,284

6.00%, 12/31/2030 (a)	1,640	1,580

Targa Resources Partners LP

5.88%, 4/15/2026	2,440	2,519

5.38%, 2/1/2027	970	998

6.50%, 7/15/2027	1,730	1,834

5.00%, 1/15/2028	4,445	4,583

6.88%, 1/15/2029	900	980

5.50%, 3/1/2030	5,735	6,071

4.88%, 2/1/2031	2,890	2,971

4.00%, 1/15/2032	1,050	1,034

Tennessee Gas Pipeline Co. LLC

2.90%, 3/1/2030 (a)	10,855	10,409

TerraForm Power Operating LLC

4.25%, 1/31/2023 (a)	1,872	1,874

5.00%, 1/31/2028 (a)	1,468	1,472

Texas Eastern Transmission LP 3.50%, 1/15/2028 (a)	375	384

TotalEnergies Capital International SA (France)

2.99%, 6/29/2041	4,700	4,306

3.46%, 7/12/2049	5,148	4,997

3.13%, 5/29/2050	6,746	6,234

Trinidad Petroleum Holdings Ltd. (Trinidad and Tobago) 9.75%, 6/15/2026 (a)	1,150	1,179

Valero Energy Corp. 2.15%, 9/15/2027	900	874

Western Midstream Operating LP

4.00%, 7/1/2022	1,155	1,155

4.55%, 2/1/2030 (e)	3,345	3,441

Williams Cos., Inc. (The) 5.40%, 3/4/2044	3,250	3,629

		515,941

Personal Products — 0.1%

Edgewell Personal Care Co.

5.50%, 6/1/2028 (a)	5,085	5,110

4.13%, 4/1/2029 (a)	2,115	1,986

Estee Lauder Cos., Inc. (The) 3.13%, 12/1/2049	1,800	1,757

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Personal Products — continued

Natura Cosmeticos SA (Brazil) 4.13%, 5/3/2028 (a)	1,548	1,458

		10,311

Pharmaceuticals — 1.0%

AstraZeneca plc (United Kingdom) 2.13%, 8/6/2050	8,870	7,002

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (a)	4,654	4,812

8.50%, 1/31/2027 (a)	9,909	10,028

Bausch Health Cos., Inc.

6.13%, 4/15/2025 (a)	2,852	2,866

5.50%, 11/1/2025 (a)	9,362	9,395

5.75%, 8/15/2027 (a)	6,090	6,052

5.00%, 1/30/2028 (a)	5,750	4,816

4.88%, 6/1/2028 (a)	11,808	11,341

5.00%, 2/15/2029 (a)	6,355	5,144

5.25%, 1/30/2030 (a)	1,188	958

5.25%, 2/15/2031 (a)	1,251	995

Bristol-Myers Squibb Co.

2.90%, 7/26/2024	1,942	1,987

2.95%, 3/15/2032 (k)	6,340	6,422

4.13%, 6/15/2039	5,998	6,574

2.35%, 11/13/2040	4,000	3,433

5.00%, 8/15/2045	2,731	3,343

3.70%, 3/15/2052 (k)	8,080	8,329

Elanco Animal Health, Inc. 6.40%, 8/28/2028 (e)	2,425	2,620

Jazz Securities DAC 4.38%, 1/15/2029 (a)	6,679	6,615

Merck & Co., Inc. 2.75%, 12/10/2051	22,425	19,987

Organon & Co.

4.13%, 4/30/2028 (a)	3,906	3,842

5.13%, 4/30/2031 (a)	4,030	4,023

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (a)	4,135	4,142

Pfizer, Inc.

2.75%, 6/3/2026	1,500	1,541

3.45%, 3/15/2029	495	521

2.63%, 4/1/2030	2,000	2,001

4.10%, 9/15/2038	3,000	3,303

3.90%, 3/15/2039	2,960	3,210

4.30%, 6/15/2043	4,000	4,495

Pharmacia LLC 6.60%, 12/1/2028 (e)	745	926

Roche Holdings, Inc. (Switzerland)

2.08%, 12/13/2031 (a)	5,820	5,530

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	115

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Pharmaceuticals — continued

2.61%, 12/13/2051 (a)	4,115	3,640

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	500	513

Takeda Pharmaceutical Co. Ltd. (Japan)

5.00%, 11/26/2028	2,800	3,156

3.03%, 7/9/2040	1,600	1,445

3.18%, 7/9/2050	750	672

Zoetis, Inc. 2.00%, 5/15/2030	2,000	1,857

		167,536

Real Estate Management & Development — 0.1%

Country Garden Holdings Co. Ltd. (China) 3.13%, 10/22/2025 (i)	1,500	1,057

Kennedy-Wilson, Inc.

4.75%, 3/1/2029	5,084	4,965

5.00%, 3/1/2031	1,300	1,261

Mitsui Fudosan Co. Ltd. (Japan) 2.95%, 1/23/2023 (a)	2,480	2,506

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada)

3.13%, 3/20/2022 (a)	579	579

3.88%, 3/20/2027 (a)	603	639

Realogy Group LLC 5.75%, 1/15/2029 (a)	275	272

		11,279

Road & Rail — 0.3%

Avis Budget Car Rental LLC

5.75%, 7/15/2027 (a)	2,324	2,343

5.38%, 3/1/2029 (a)	2,010	1,977

Burlington Northern Santa Fe LLC

7.08%, 5/13/2029	100	128

6.15%, 5/1/2037	750	999

4.38%, 9/1/2042	2,510	2,811

4.15%, 4/1/2045	5,000	5,438

3.55%, 2/15/2050	1,929	1,936

Canadian Pacific Railway Co. (Canada) 3.10%, 12/2/2051	3,980	3,608

CSX Corp. 3.25%, 6/1/2027	1,283	1,329

ERAC USA Finance LLC

3.30%, 10/15/2022 (a)	200	203

2.70%, 11/1/2023 (a)	470	475

7.00%, 10/15/2037 (a)	291	409

Hertz Corp. (The) 4.63%, 12/1/2026 (a)	2,110	2,010

JB Hunt Transport Services, Inc. 3.85%, 3/15/2024	460	473

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Road & Rail — continued

Norfolk Southern Corp.

2.90%, 2/15/2023	462	467

4.05%, 8/15/2052	1,000	1,061

Penske Truck Leasing Co. LP

4.13%, 8/1/2023 (a)	1,767	1,817

1.20%, 11/15/2025 (a)	2,165	2,053

SMBC Aviation Capital Finance DAC (Ireland)

3.00%, 7/15/2022 (a)	650	653

4.13%, 7/15/2023 (a)	1,100	1,129

Triton Container International Ltd. (Bermuda) 1.15%, 6/7/2024 (a)	3,000	2,919

Uber Technologies, Inc.

7.50%, 5/15/2025 (a)	2,710	2,819

4.50%, 8/15/2029 (a)	2,300	2,202

XPO Logistics, Inc. 6.25%, 5/1/2025 (a)	4,456	4,621

		43,880

Semiconductors & Semiconductor Equipment — 0.3%

Amkor Technology, Inc. 6.63%, 9/15/2027 (a)	2,313	2,417

ams-OSRAM AG (Austria) 7.00%, 7/31/2025 (a)	3,195	3,311

Broadcom, Inc.

4.11%, 9/15/2028	2,750	2,890

2.45%, 2/15/2031 (a)	2,727	2,519

3.14%, 11/15/2035 (a)	798	739

Intel Corp.

3.25%, 11/15/2049	1,700	1,593

3.10%, 2/15/2060	700	607

KLA Corp. 3.30%, 3/1/2050	783	740

Marvell Technology, Inc. 2.95%, 4/15/2031	2,080	2,003

Microchip Technology, Inc.

0.97%, 2/15/2024	2,090	2,037

4.25%, 9/1/2025	916	940

NXP BV (China) 3.25%, 5/11/2041 (a)	3,795	3,470

ON Semiconductor Corp. 3.88%, 9/1/2028 (a)	6,872	6,812

Texas Instruments, Inc.

2.90%, 11/3/2027	1,000	1,038

2.25%, 9/4/2029	1,800	1,777

3.88%, 3/15/2039	1,620	1,764

4.15%, 5/15/2048	300	340

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Semiconductors & Semiconductor Equipment — continued

TSMC Arizona Corp. (Taiwan) 3.13%, 10/25/2041	8,081	7,642

		42,639

Software — 0.4%

CDK Global, Inc.

4.88%, 6/1/2027	1,675	1,715

5.25%, 5/15/2029 (a)	1,939	1,988

Clarivate Science Holdings Corp. 3.88%, 7/1/2028 (a)	5,369	5,074

Intuit, Inc. 0.95%, 7/15/2025	2,850	2,728

Microsoft Corp.

3.50%, 2/12/2035	1,500	1,616

3.45%, 8/8/2036	953	1,022

2.92%, 3/17/2052	2,029	1,937

NCR Corp.

5.75%, 9/1/2027 (a)	2,000	2,030

5.00%, 10/1/2028 (a)	763	750

5.13%, 4/15/2029 (a)	3,534	3,494

6.13%, 9/1/2029 (a)	7,075	7,342

Nuance Communications, Inc. 5.63%, 12/15/2026	4,568	4,694

Oracle Corp.

2.50%, 4/1/2025	2,750	2,746

2.30%, 3/25/2028	3,445	3,282

4.30%, 7/8/2034	567	585

3.90%, 5/15/2035	1,545	1,514

3.85%, 7/15/2036	1,756	1,688

3.80%, 11/15/2037	7,875	7,485

3.65%, 3/25/2041	3,450	3,127

4.13%, 5/15/2045	5,300	4,929

3.95%, 3/25/2051	1,460	1,337

salesforce.com, Inc. 3.70%, 4/11/2028	1,100	1,173

SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	5,010	5,149

VMware, Inc. 4.65%, 5/15/2027	3,130	3,389

		70,794

Specialty Retail — 0.4%

Asbury Automotive Group, Inc.

4.50%, 3/1/2028	3,700	3,636

4.75%, 3/1/2030	1,235	1,198

Bath & Body Works, Inc.

5.25%, 2/1/2028	769	800

7.50%, 6/15/2029	3,894	4,268

6.88%, 11/1/2035	450	497

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Specialty Retail — continued

6.75%, 7/1/2036	2,235	2,438

Gap, Inc. (The)

3.63%, 10/1/2029 (a)	2,970	2,690

3.88%, 10/1/2031 (a)	2,714	2,432

Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	4,555	4,390

Home Depot, Inc. (The) 3.50%, 9/15/2056	4,200	4,174

Lithia Motors, Inc.

4.63%, 12/15/2027 (a)	405	414

3.88%, 6/1/2029 (a)	1,980	1,955

4.38%, 1/15/2031 (a)	1,660	1,672

Lowe’s Cos., Inc.

3.13%, 9/15/2024	665	679

2.50%, 4/15/2026	3,000	3,033

O’Reilly Automotive, Inc.

3.60%, 9/1/2027	185	193

1.75%, 3/15/2031	1,145	1,028

Penske Automotive Group, Inc. 3.75%, 6/15/2029	5,210	4,865

PetSmart, Inc. 4.75%, 2/15/2028 (a)	9,827	9,802

SRS Distribution, Inc. 4.63%, 7/1/2028 (a)	3,120	2,991

Staples, Inc.

7.50%, 4/15/2026 (a)	9,915	9,802

10.75%, 4/15/2027 (a)	5,981	5,571

		68,528

Technology Hardware, Storage & Peripherals — 0.2%

Apple, Inc.

3.25%, 2/23/2026	372	388

2.20%, 9/11/2029	4,125	4,049

3.45%, 2/9/2045	1,331	1,361

3.75%, 9/12/2047	6,500	6,925

3.75%, 11/13/2047	1,000	1,068

2.85%, 8/5/2061	10,955	9,734

Dell International LLC 4.90%, 10/1/2026	1,630	1,766

Seagate HDD Cayman

3.13%, 7/15/2029	2,205	2,008

4.13%, 1/15/2031	2,250	2,129

Xerox Corp. 4.38%, 3/15/2023 (e)	2,232	2,254

		31,682

Textiles, Apparel & Luxury Goods — 0.0% (g)

Hanesbrands, Inc. 4.88%, 5/15/2026 (a)	1,908	1,943

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	117

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Textiles, Apparel & Luxury Goods — continued

William Carter Co. (The)

5.50%, 5/15/2025 (a)	1,000	1,028

5.63%, 3/15/2027 (a)	3,880	3,952

		6,923

Thrifts & Mortgage Finance — 0.3%

BPCE SA (France)

5.15%, 7/21/2024 (a)	12,810	13,432

2.38%, 1/14/2025 (a)	2,260	2,235

1.00%, 1/20/2026 (a)	2,760	2,601

3.38%, 12/2/2026	250	256

3.50%, 10/23/2027 (a)	1,100	1,114

(SOFR + 1.31%), 2.28%, 1/20/2032 (a) (b)	2,015	1,829

(SOFR + 1.73%), 3.12%, 10/19/2032 (a) (b)	7,910	7,456

Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/2027 (a)	4,510	4,578

Nationwide Building Society (United Kingdom) 1.00%, 8/28/2025 (a)	555	525

Radian Group, Inc. 4.50%, 10/1/2024	1,286	1,299

Rocket Mortgage LLC

2.88%, 10/15/2026 (a)	1,715	1,611

3.63%, 3/1/2029 (a)	2,936	2,750

3.88%, 3/1/2031 (a)	2,441	2,285

4.00%, 10/15/2033 (a)	582	542

		42,513

Tobacco — 0.4%

Altria Group, Inc.

2.45%, 2/4/2032	4,000	3,571

3.40%, 2/4/2041	9,825	8,134

3.88%, 9/16/2046	5,585	4,799

BAT Capital Corp. (United Kingdom)

3.56%, 8/15/2027	7,332	7,379

2.26%, 3/25/2028	275	257

4.39%, 8/15/2037	35,729	34,244

Philip Morris International, Inc.

4.38%, 11/15/2041	4,073	4,227

4.13%, 3/4/2043	5,000	5,008

		67,619

Trading Companies & Distributors — 0.4%

Air Lease Corp.

2.30%, 2/1/2025	1,000	988

3.25%, 3/1/2025	242	243

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Trading Companies & Distributors — continued

3.38%, 7/1/2025	3,860	3,905

2.88%, 1/15/2026	2,617	2,607

1.88%, 8/15/2026	2,345	2,223

3.25%, 10/1/2029	1,020	999

Aviation Capital Group LLC

5.50%, 12/15/2024 (a)	562	598

4.13%, 8/1/2025 (a)	1,950	1,988

4.88%, 10/1/2025 (a)	4,200	4,399

1.95%, 1/30/2026 (a)	5,480	5,217

BOC Aviation Ltd. (Singapore)

2.75%, 9/18/2022 (a)	600	603

3.50%, 10/10/2024 (a)	370	379

Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	4,870	4,992

Imola Merger Corp. 4.75%, 5/15/2029 (a)	8,116	7,871

United Rentals North America, Inc.

4.88%, 1/15/2028	5,474	5,587

4.00%, 7/15/2030	6,000	5,909

3.88%, 2/15/2031	1,308	1,264

WESCO Distribution, Inc.

7.13%, 6/15/2025 (a)	6,595	6,907

7.25%, 6/15/2028 (a)	2,300	2,469

WW Grainger, Inc. 4.60%, 6/15/2045	520	602

		59,750

Transportation Infrastructure — 0.0% (g)

Sydney Airport Finance Co. Pty. Ltd. (Australia) 3.38%, 4/30/2025 (a)	1,300	1,331

Transurban Finance Co. Pty. Ltd. (Australia) 2.45%, 3/16/2031 (a)	635	597

		1,928

Water Utilities — 0.0% (g)

American Water Capital Corp.

3.85%, 3/1/2024	680	703

3.45%, 6/1/2029	620	640

		1,343

Wireless Telecommunication Services — 0.4%

America Movil SAB de CV (Mexico) 4.38%, 4/22/2049	439	482

Empresa Nacional de Telecomunicaciones SA (Chile) 3.05%, 9/14/2032 (a)	3,347	3,067

Hughes Satellite Systems Corp. 6.63%, 8/1/2026	6,628	6,903

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Wireless Telecommunication Services — continued

Sprint Corp.

7.88%, 9/15/2023	3,143	3,379

7.13%, 6/15/2024	7,061	7,635

7.63%, 2/15/2025	5,843	6,472

7.63%, 3/1/2026	12,177	13,882

T-Mobile USA, Inc.

1.50%, 2/15/2026	5,740	5,512

4.75%, 2/1/2028	5,290	5,461

2.25%, 11/15/2031	5,500	4,980

3.60%, 11/15/2060 (a)	3,000	2,624

		60,397

Total Corporate Bonds (Cost $5,507,022)		5,322,250

U.S. Treasury Obligations — 14.2%

U.S. Treasury Bonds

5.25%, 2/15/2029	2,500	3,062

4.50%, 5/15/2038	3,890	5,231

3.50%, 2/15/2039	85	102

4.50%, 8/15/2039	91,997	124,645

1.13%, 5/15/2040	77,604	64,539

4.38%, 5/15/2040	511	683

1.38%, 11/15/2040	65,620	56,741

4.75%, 2/15/2041	35,372	49,378

2.25%, 5/15/2041	77,949	77,702

4.38%, 5/15/2041	37,318	49,935

1.75%, 8/15/2041	470	431

2.00%, 11/15/2041	2,225	2,130

2.75%, 8/15/2042	9,000	9,692

2.75%, 11/15/2042	70,713	76,099

3.63%, 8/15/2043	17,780	21,797

3.75%, 11/15/2043	49,078	61,318

2.50%, 2/15/2045	53,620	55,356

3.00%, 5/15/2045	8,910	10,015

2.88%, 8/15/2045	45,620	50,325

2.75%, 11/15/2047	15,256	16,726

3.38%, 11/15/2048	28,674	35,406

2.38%, 11/15/2049	118,462	122,830

2.00%, 2/15/2050	144,765	138,629

1.25%, 5/15/2050	466	372

1.88%, 2/15/2051	28,382	26,422

2.38%, 5/15/2051	175,911	183,422

2.25%, 2/15/2052	155,228	158,139

U.S. Treasury Inflation Indexed Bonds 3.63%, 4/15/2028	1,000	2,244

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury Notes

2.13%, 6/30/2022 (l)	6,985	7,022

2.00%, 8/15/2025 (l)	11,953	12,070

1.63%, 5/15/2026	10,909	10,854

1.13%, 10/31/2026 (l)	177,696	172,671

1.13%, 2/28/2027	51,774	50,231

0.50%, 5/31/2027	53,861	50,457

1.25%, 3/31/2028	19,705	19,075

1.25%, 4/30/2028	50,460	48,824

1.63%, 5/15/2031	116,169	114,150

1.38%, 11/15/2031	93,361	89,495

U.S. Treasury STRIPS Bonds

2.55%, 5/15/2022 (m)	7,390	7,385

4.66%, 11/15/2022 (m)	5,000	4,972

3.18%, 2/15/2023 (m)	225	223

2.23%, 8/15/2023 (m)	15	15

6.46%, 2/15/2028 (m)	2,615	2,346

2.31%, 5/15/2029 (m)	61,050	53,350

1.74%, 11/15/2030 (m)	15,252	12,909

2.57%, 5/15/2032 (m)	15,038	12,271

1.56%, 8/15/2032 (m)	20,025	16,241

1.99%, 5/15/2033 (m)	118,886	94,610

5.53%, 11/15/2033 (m)	24,367	19,094

1.06%, 8/15/2039 (m)	36,140	25,133

3.10%, 8/15/2040 (m)	30,000	19,368

3.02%, 8/15/2041 (m)	94,093	58,545

3.72%, 2/15/2042 (m)	10,721	6,587

3.40%, 5/15/2042 (m)	19,049	11,634

3.53%, 11/15/2042 (m)	7,855	4,736

2.27%, 11/15/2043 (m)	25,730	15,130

1.53%, 2/15/2050 (m)	34,240	18,567

Total U.S. Treasury Obligations (Cost $2,390,400)		2,361,336

Asset-Backed Securities — 13.2%

ACC Trust

Series 2019-2, Class B, 3.63%, 8/21/2023 (a)	7,241	7,265

Series 2021-1, Class C, 2.08%, 12/20/2024 (a)	9,100	8,960

Series 2022-1, Class C, 3.24%, 10/20/2025 (a)	10,374	10,245

Series 2021-1, Class D, 5.25%, 3/22/2027 (a)	7,800	7,624

Accelerated Assets LLC Series 2018-1, Class C, 6.65%, 12/2/2033 ‡ (a)	2,119	2,171

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	119

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Accelerated LLC Series 2021-1H, Class D, 3.58%, 10/20/2040 ‡ (a)	8,588	8,278

Affirm Asset Securitization Trust Series 2021-A, Class C, 1.66%, 8/15/2025 ‡ (a)	700	696

Air Canada Pass-Through Trust (Canada) Series 2013-1, Class A, 4.13%, 5/15/2025 (a)	3,795	3,812

Series 2017-1, Class B, 3.70%, 1/15/2026 (a)	2,630	2,519

Series 2015-1, Class A, 3.60%, 3/15/2027 (a)	2,991	2,995

Series 2015-2, Class AA, 3.75%, 12/15/2027 (a)	808	818

Series 2017-1, Class AA, 3.30%, 1/15/2030 (a)	7,727	7,661

Series 2017-1, Class A, 3.55%, 1/15/2030 (a)	987	959

Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (a) (e)	20,399	19,907

American Airlines Pass-Through Trust

Series 2015-2, Class A, 4.00%, 9/22/2027	2,218	2,134

Series 2016-2, Class AA, 3.20%, 6/15/2028	765	752

Series 2016-3, Class AA, 3.00%, 10/15/2028	1,937	1,917

Series 2017-1, Class AA, 3.65%, 2/15/2029	1,937	1,983

American Credit Acceptance Receivables Trust

Series 2020-2, Class B, 2.48%, 9/13/2024 (a)	348	348

Series 2020-2, Class C, 3.88%, 4/13/2026 (a)	1,023	1,039

American Homes 4 Rent Series 2015-SFR1, Class E, 5.64%, 4/17/2052 (a)	1,250	1,308

American Homes 4 Rent Trust

Series 2014-SFR3, Class D, 5.04%, 12/17/2036 ‡ (a)	5,000	5,136

Series 2014-SFR3, Class E, 6.42%, 12/17/2036 ‡ (a)	17,745	18,673

Series 2015-SFR2, Class D, 5.04%, 10/17/2052 ‡ (a)	2,250	2,337

Series 2015-SFR2, Class E, 6.07%, 10/17/2052 ‡ (a)	18,630	19,713

American Tower Trust #1 REIT, 3.07%, 3/15/2023 (a)	3,135	3,142

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

AmeriCredit Automobile Receivables Trust Series 2017-4, Class D, 3.08%, 12/18/2023	20,124		20,231

AMSR Trust

Series 2020-SFR1, Class E, 3.22%, 4/17/2037 (a)	30,000		29,539

Series 2020-SFR1, Class H, 5.30%, 4/17/2037 (a)	6,000		5,873

Series 2020-SFR2, Class G, 4.00%, 7/17/2037 ‡ (a)	5,500		5,381

Series 2020-SFR2, Class E2, 4.28%, 7/17/2037 (a)	16,035		16,112

Series 2020-SFR2, Class H, 5.25%, 7/17/2037 ‡ (a)	19,747		19,535

Series 2020-SFR3, Class F, 3.55%, 9/17/2037 ‡ (a)	12,179		11,692

Series 2020-SFR5, Class H, PO, 11/17/2037 (a)	2,365		2,331

Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (a)	23,000		21,501

Series 2020-SFR4, Class F, 2.86%, 11/17/2037 ‡ (a)	20,000		18,675

Series 2021-SFR2, Class F1, 3.28%, 8/17/2038 ‡ (a)	13,000		12,147

Series 2021-SFR3, Class E2, 2.43%, 10/17/2038 ‡ (a)	6,115		5,681

Series 2019-SFR1, Class F, 3.87%, 1/19/2039 ‡ (a)	19,690		18,844

Series 2019-SFR1, Class G, 4.86%, 1/19/2039 ‡ (a)	7,875		7,736

Series 2019-SFR1, Class H, 6.04%, 1/19/2039 ‡ (a)	7,875		7,891

Series 2022-SFR1, 6.02%, 3/17/2039 (a)	12,750		12,861

Aqua Finance Trust

Series 2017-A, Class A, 3.72%, 11/15/2035 (a)	2,054		2,079

Series 2019-A, Class B, 3.47%, 7/16/2040 ‡ (a)	19,000		19,004

Series 2020-AA, Class C, 3.97%, 7/17/2046 ‡ (a)	4,250		4,300

BankBoston Home Equity Loan Trust Series 1998-1, Class A6, 6.35%, 7/25/2028 ‡	—	(j)	—	(j)

Bear Stearns Asset-Backed Securities Trust Series 2003-SD2, Class 2A, 2.79%, 6/25/2043 ‡ (n)	138		139

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

British Airways Pass-Through Trust (United Kingdom)

Series 2013-1, Class A, 4.63%, 6/20/2024 (a)	1,248	1,283

Series 2019-1, Class A, 3.35%, 6/15/2029 (a)	1,310	1,287

Series 2018-1, Class AA, 3.80%, 9/20/2031 (a)	631	641

Series 2018-1, Class A, 4.13%, 9/20/2031 (a)	1,883	1,862

Series 2019-1, Class AA, 3.30%, 12/15/2032 (a)	532	532

Business Jet Securities LLC

Series 2019-1, Class C, 6.95%, 7/15/2034 ‡ (a)	5,835	5,830

Series 2020-1A, Class B, 3.97%, 11/15/2035 ‡ (a)	10,654	10,585

Series 2020-1A, Class C, 7.14%, 11/15/2035 ‡ (a)	6,802	6,832

Series 2021-1A, Class A, 2.16%, 4/15/2036 (a)	9,160	8,825

Series 2021-1A, Class C, 5.07%, 4/15/2036 ‡ (a)	7,369	7,171

BXG Receivables Note Trust Series 2018-A, Class C, 4.44%, 2/2/2034 ‡ (a)	1,975	2,006

Camillo Issuer LLC

Series 2016-SFR, Class 1-A-1, 5.00%, 12/5/2023 ‡	9,233	9,418

Series 2017-SFR1, Class A, 5.50%, 6/5/2027 ‡ (a)	20,682	21,278

Series 2018-SFR1, Class A, 5.25%, 6/5/2028 ‡ (a)	18,926	19,427

CarMax Auto Owner Trust Series 2018-1, Class D, 3.37%, 7/15/2024	2,732	2,735

Cars Net Lease Mortgage Notes Series 2020-1A, Class A3, 3.10%, 12/15/2050 (a)	5,766	5,656

CARS-DB4 LP

Series 2020-1A, Class A6, 3.81%, 2/15/2050 (a)	4,733	4,832

Series 2020-1A, Class B2, 4.52%, 2/15/2050 ‡ (a)	8,960	9,007

Series 2020-1A, Class B3, 4.95%, 2/15/2050 ‡ (a)	9,990	9,995

Carvana Auto Receivables Trust

Series 2019-1A, Class C, 3.50%, 2/15/2024 (a)	1,205	1,206

Series 2019-1A, Class D, 3.88%, 10/15/2024 (a)	7,500	7,580

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-N1A, Class B, 2.01%, 3/17/2025 (a)	17,032	17,077

Series 2019-2A, Class E, 5.01%, 4/15/2026 (a)	9,750	10,049

Series 2019-4A, Class E, 4.70%, 10/15/2026 (a)	5,000	5,077

Cascade MH Asset Trust Series 2019-MH1, Class B, 5.00%, 11/25/2044 ‡ (a) (n)	17,000	16,469

Centex Home Equity Loan Trust Series 2001-B, Class A6, 6.36%, 7/25/2032 ‡	22	22

Cfine LLC

Series 2022-RTL1, Class AA, 3.25%, 2/16/2026 (a)	18,000	18,000

Series 2022-RTL1, Class AB, 5.00%, 2/16/2026 (a)	18,000	18,000

Citibank Credit Card Issuance Trust Series 2007-A3, Class A3, 6.15%, 6/15/2039	1,372	1,822

Consumer Receivables Asset Investment Trust Series 2021-1, Class A1X, 3.26%, 3/24/2023 (a) (n)	22,100	21,872

COOF Securitization Trust Ltd. Series 2014-1, Class A, IO, 2.82%, 6/25/2040 ‡ (a) (n)	2,883	245

CoreVest American Finance Trust

Series 2020-2, Class A, 3.38%, 5/15/2052 (a)	2,808	2,856

Series 2020-2, Class B, 4.24%, 5/15/2052 ‡ (a) (n)	8,345	8,601

CPS Auto Receivables Trust

Series 2018-A, Class D, 3.66%, 12/15/2023 (a)	622	625

Series 2018-D, Class D, 4.34%, 9/16/2024 (a)	1,569	1,579

Credit Acceptance Auto Loan Trust

Series 2019-3A, Class C, 3.06%, 3/15/2029 (a)	10,500	10,534

Series 2020-1A, Class C, 2.59%, 6/15/2029 (a)	21,735	21,675

Series 2020-2A, Class C, 2.73%, 11/15/2029 (a)	4,895	4,923

Series 2021-3A, Class C, 1.63%, 9/16/2030 (a)	8,573	8,291

Crown Castle Towers LLC

3.72%, 7/15/2023 (a)	250	252

3.66%, 5/15/2025 (a)	2,805	2,865

CSMC Trust Series 2021-JR1, Class A1, 2.46%, 9/27/2066 (a) (n)	13,556	13,420

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	121

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

CWABS, Inc. Asset-Backed Certificates

Series 2004-1, Class M1, 0.94%, 3/25/2034 ‡ (n)	29	29

Series 2004-1, Class M2, 1.01%, 3/25/2034 (n)	23	23

Series 2004-1, Class 3A, 0.75%, 4/25/2034 ‡ (n)	297	279

CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M1, 1.09%, 10/25/2034 (n)	232	229

DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (a)	19,300	18,468

Delta Air Lines Pass-Through Trust

Series 2019-1, Class AA, 3.20%, 4/25/2024	6,270	6,387

Series 2015-1, Class AA, 3.63%, 7/30/2027	3,052	3,128

Diamond Resorts Owner Trust

Series 2017-1A, Class B, 4.11%, 10/22/2029 ‡ (a)	588	588

Series 2018-1, Class D, 5.90%, 1/21/2031 ‡ (a)	635	635

Series 2021-1A, Class D, 3.83%, 11/21/2033 ‡ (a)	7,893	7,835

Diversified Abs Phase III LLC 4.88%, 4/28/2039 ‡	45,600	45,600

Drive Auto Receivables Trust

Series 2018-2, Class D, 4.14%, 8/15/2024	8,564	8,642

Series 2018-3, Class D, 4.30%, 9/16/2024	5,218	5,267

Series 2019-4, Class D, 2.70%, 2/16/2027	10,500	10,595

DT Auto Owner Trust

Series 2019-2A, Class D, 3.48%, 2/18/2025 (a)	19,000	19,297

Series 2019-4A, Class D, 2.85%, 7/15/2025 (a)	2,500	2,529

Series 2020-2A, Class C, 3.28%, 3/16/2026 (a)	5,000	5,073

Series 2020-3A, Class D, 1.84%, 6/15/2026 (a)	7,100	7,016

E3 (Cayman Islands)

Series 2019-1, Class A, 3.10%, 9/20/2055 (a)	7,059	6,957

Series 2019-1, Class C, 5.00%, 9/20/2055 ‡ (a)	3,745	3,735

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Elara HGV Timeshare Issuer LLC

Series 2017-A, Class A, 2.69%, 3/25/2030 (a)	7,006	7,050

Series 2019-A, Class C, 3.45%, 1/25/2034 ‡ (a)	1,944	1,906

Series 2021-A, Class D, 3.32%, 8/27/2035 ‡ (a)	3,397	3,307

Exeter Automobile Receivables Trust

Series 2017-3A, Class C, 3.68%, 7/17/2023 (a)	1,936	1,947

Series 2018-1A, Class D, 3.53%, 11/15/2023 (a)	6,532	6,587

Series 2018-3A, Class D, 4.35%, 6/17/2024 (a)	13,283	13,433

Series 2020-2A, Class B, 2.08%, 7/15/2024 (a)	2,141	2,143

Series 2018-4A, Class D, 4.35%, 9/16/2024 (a)	18,360	18,676

Series 2020-2A, Class C, 3.28%, 5/15/2025 (a)	7,250	7,322

Series 2018-2A, Class E, 5.33%, 5/15/2025 (a)	7,000	7,182

Series 2020-2A, Class D, 4.73%, 4/15/2026 (a)	3,500	3,623

Series 2020-3A, Class D, 1.73%, 7/15/2026	9,000	8,971

Series 2019-4A, Class E, 3.56%, 10/15/2026 (a)	14,185	14,308

Fifth Third Auto Trust Series 2019-1, Class A3, 2.64%, 12/15/2023	1,467	1,474

First Investors Auto Owner Trust

Series 2017-3A, Class D, 3.44%, 3/15/2024 (a)	4,787	4,811

Series 2017-3A, Class E, 4.92%, 8/15/2024 (a)	1,300	1,313

FirstKey Homes Trust

Series 2020-SFR1, Class F1, 3.64%, 8/17/2037 (a)	3,810	3,677

Series 2021-SFR1, Class E2, 2.49%, 8/17/2038 ‡ (a)	10,000	9,141

Series 2021-SFR1, Class F1, 3.24%, 8/17/2038 (a)	10,267	9,469

Flagship Credit Auto Trust

Series 2017-4, Class D, 3.58%, 1/15/2024 (a)	2,384	2,403

Series 2017-2, Class E, 5.55%, 7/15/2024 (a)	3,630	3,638

Series 2019-2, Class C, 3.09%, 5/15/2025 (a)	8,250	8,324

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2019-2, Class D, 3.53%, 5/15/2025 (a)	9,500	9,635

Series 2019-2, Class E, 4.52%, 12/15/2026 (a)	5,000	5,091

FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	99,174	102,471

Foundation Finance Trust

Series 2020-1A, Class B, 4.62%, 7/16/2040 ‡ (a)	1,700	1,775

Series 2020-1A, Class C, 5.75%, 7/16/2040 ‡ (a)	4,650	4,895

Foursight Capital Automobile Receivables Trust

Series 2021-1, Class D, 1.32%, 3/15/2027 (a)	900	868

Series 2021-2, Class D, 1.92%, 9/15/2027 (a)	850	820

FRTKL Series 2021-SFR1, Class F, 3.17%, 9/17/2038 ‡ (a)	4,400	3,991

GE Capital Mortgage Services, Inc. Trust Series 1999-HE1, Class A6, 6.70%, 4/25/2029 ‡ (n)	215	214

Golden Bear LLC Series 2016-R, Class R, 5.65%, 9/20/2047 ‡ (a)	335	335

Goodgreen (Cayman Islands) Series 2018-1A, Class A, 3.93%, 10/15/2053 (a) (n)	5,613	5,693

Goodgreen Trust

Series 2017-1A, Class A, 3.74%, 10/15/2052 (a)	970	980

Series 2016-1A, Class B, 5.24%, 10/15/2052 ‡ (a)	720	747

Series 2017-2A, Class A, 3.26%, 10/15/2053 (a)	6,437	6,396

Harvest SBA Loan Trust Series 2021-1, Class A, 2.11%, 4/25/2048 (a) (n)	4,479	4,479

HERO Funding (Cayman Islands)

Series 2017-3A, Class A1, 3.19%, 9/20/2048 (a)	3,054	3,072

Series 2017-3A, Class A2, 3.95%, 9/20/2048 (a)	2,515	2,537

HERO Funding II (Cayman Islands)

Series 2016-3B, Class B, 5.24%, 9/20/2042 ‡ (a)	95	95

Series 2016-4B, Class B, 4.99%, 9/20/2047 (a)	2,147	2,136

HERO Funding III (Cayman Islands) Series 2017-1A, Class A, 3.50%, 9/21/2043 (a)	3,483	3,468

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

HERO Funding Trust (Cayman Islands)

Series 2015-3A, Class A, 4.28%, 9/20/2041 (a)	1,850	1,913

Series 2016-3A, Class A1, 3.08%, 9/20/2042 (a)	811	821

Series 2017-1A, Class A2, 4.46%, 9/20/2047 (a)	2,703	2,775

Series 2017-2A, Class A2, 4.07%, 9/20/2048 (a)	2,903	2,953

Hilton Grand Vacations Trust Series 2020-AA, Class C, 6.42%, 2/25/2039 ‡ (a)	5,881	6,281

Home Partners of America Trust

Series 2019-2, Class E, 3.32%, 10/19/2039 ‡ (a)	9,422	8,847

Series 2021-3, Class E2, 3.35%, 1/17/2041 ‡ (a)	14,727	13,961

KGS-Alpha SBA COOF Trust

Series 2012-4, Class A, IO, 0.86%, 9/25/2037 ‡ (a) (n)	5,712	115

Series 2012-2, Class A, IO, 0.84%, 8/25/2038 ‡ (a) (n)	3,563	65

Series 2013-2, Class A, IO, 1.76%, 3/25/2039 ‡ (a) (n)	3,416	128

Lakeview CDO LLC 2.85%, 11/10/2032 ‡ (n)	10,304	10,263

Lending Point Asset Securitization Trust Series 2020-1, Class C, 4.14%, 2/10/2026 ‡ (a)	962	964

Lendingpoint Asset Securitization Trust

Series 2021-A, Class C, 2.75%, 12/15/2028 ‡ (a)	12,684	12,397

Series 2021-B, Class C, 3.21%, 2/15/2029 ‡ (a)	10,000	9,727

LendingPoint Asset Securitization Trust

Series 2021-1, Class B, 2.85%, 4/15/2027 ‡ (a)	13,636	13,675

Series 2020-REV1, Class C, 7.70%, 10/15/2028 ‡ (a)	6,417	6,574

Series 2020-REV1, Class D, 10.00%, 10/15/2028 ‡ (a)	7,000	7,120

Lendingpoint SPE Trust

Series 2020-VFN1, Class A1B, 4.44%, 12/15/2026 (a) (n)	7,182	7,382

Series 2020-VFN1, Class A2B1, 4.44%, 12/15/2026 (a) (n)	2,690	2,747

LFT CRE Ltd. (Cayman Islands)

Series 2021-FL1, Class D, 2.64%, 6/15/2039 ‡ (a) (n)	14,238	13,991

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	123

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2021-FL1, Class E, 3.14%, 6/15/2039 ‡ (a) (n)	12,500	12,322

LP LMS Asset Securitization Trust

Series 2020-1A, Class B, 5.24%, 2/10/2026 ‡ (a)	2,942	3,006

6.17%, 10/15/2028	7,398	7,380

8.35%, 10/15/2028	10,463	10,871

Series 2021-2A, Class C, 3.85%, 1/15/2029 ‡ (a)	14,000	13,623

Mariner Finance Issuance Trust

Series 2021-AA, Class E, 5.40%, 3/20/2036 ‡ (a)	6,000	6,186

Series 2021-BA, Class E, 4.68%, 11/20/2036 ‡ (a)	6,150	5,876

Marlette Funding Trust Series 2020-1A, Class B, 2.38%, 3/15/2030 ‡ (a)	4,730	4,739

Mercury Financial Credit Card Master Trust Series 2021-1A, Class C, 4.21%, 3/20/2026 (a)	10,000	9,991

Mid-State Capital Corp. Trust

Series 2005-1, Class A, 5.75%, 1/15/2040	68	70

Series 2005-1, Class M1, 6.11%, 1/15/2040 ‡	1,610	1,667

Series 2006-1, Class A, 5.79%, 10/15/2040 (a)	963	1,001

Series 2006-1, Class M1, 6.08%, 10/15/2040 ‡ (a)	1,168	1,213

Series 2006-1, Class M2, 6.74%, 10/15/2040 ‡ (a)	467	489

Morgan Stanley ABS Capital I, Inc. Trust Series 2003-SD1, Class M1, 2.44%, 3/25/2033 ‡ (n)	176	175

MVW Owner Trust

Series 2019-1A, Class B, 3.00%, 11/20/2036 ‡ (a)	6,360	6,323

Series 2019-1A, Class C, 3.33%, 11/20/2036 ‡ (a)	2,685	2,671

New Century Home Equity Loan Trust

Series 2003-5, Class AI6, 4.86%, 11/25/2033 ‡ (e)	264	263

Series 2005-1, Class M1, 0.86%, 3/25/2035 ‡ (n)	191	192

NRZ Excess Spread-Collateralized Notes

Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (a)	10,184	10,100

Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (a)	23,977	23,740

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

NRZ FHT Excess LLC

Series 2020-FHT1, Class A, 4.21%, 11/25/2025 (a)	10,987	10,921

Ocean Beach Spc (Cayman Islands) Series 2020-1I, Class A, 4.00%, 9/26/2022	1,085	1,086

Octane Receivables Trust

Series 2019-1A, Class A, 3.16%, 9/20/2023 (a)	976	978

Series 2019-1A, Class D, 5.96%, 5/20/2027 (a)	7,979	8,172

Series 2020-1A, Class D, 5.45%, 3/20/2028 (a)	4,717	4,795

OL SP LLC

Series 2018, Class A, 4.16%, 2/9/2030	1,961	1,989

Series 2018, Class C, 4.25%, 2/9/2030 ‡	531	527

Series 2018, Class B, 4.61%, 2/9/2030 ‡	613	619

OneMain Direct Auto Receivables Trust Series 2018-1A, Class C, 3.85%, 10/14/2025 (a)	15,882	15,900

OneMain Financial Issuance Trust Series 2019-1A, Class E, 5.69%, 2/14/2031 ‡ (a)	16,475	16,519

Oportun Funding XIII LLC Series 2019-A, Class B, 3.87%, 8/8/2025 ‡ (a)	7,146	7,190

Oportun Issuance Trust

Series 2021-B, Class B, 1.96%, 5/8/2031 ‡ (a)	6,320	6,150

Series 2021-B, Class C, 3.65%, 5/8/2031 ‡ (a)	8,461	8,417

Orange Lake Timeshare Trust

Series 2018-A, Class C, 3.74%, 11/8/2030 ‡ (a)	2,169	2,183

Series 2019-A, Class D, 4.93%, 4/9/2038 ‡ (a)	3,167	3,171

P2 Master Trust Series 2021 A1, 3.00%, 12/20/2031 ‡ (a)	35,000	35,000

PRET LLC Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 ‡ (a) (e)	23,108	22,637

Pretium Mortgage Credit Partners I LLC

Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (a) (e)	26,441	25,896

Series 2021-NPL1, Class A2, 4.21%, 9/27/2060 (a) (e)	15,500	15,212

Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 ‡ (a) (e)	14,257	13,914

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Progress Residential

Series 2021-SFR3, Class E2, 2.69%, 5/17/2026 (a)	9,630	8,963

Series 2021-SFR1, Class F, 2.76%, 4/17/2038 ‡ (a)	12,000	10,593

Progress Residential Trust

Series 2020-SFR3, Class F, 2.80%, 10/17/2027 ‡ (a)	10,000	9,307

Series 2020-SFR3, Class G, 4.11%, 10/17/2027 (a)	7,000	6,585

Series 2022-SFR1, Class E1, 3.93%, 2/17/2029 (a)	12,957	12,550

Series 2019-SFR4, Class E, 3.44%, 10/17/2036 ‡ (a)	8,180	7,979

Series 2020-SFR2, Class GREG, PO, 6/17/2037 (a)	19,442	16,831

Series 2020-SFR2, Class B, 2.58%, 6/17/2037 ‡ (a)	12,081	11,815

Series 2020-SFR2, Class C, 3.08%, 6/17/2037 ‡ (a)	9,097	8,973

Series 2020-SFR2, Class D, 3.87%, 6/17/2037 ‡ (a)	9,656	9,672

Series 2021-SFR2, Class E2, 2.65%, 4/19/2038 (a)	15,150	14,065

Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 ‡ (a)	24,695	22,777

Regional Management Issuance Trust Series 2021-1, Class D, 5.07%, 3/17/2031 ‡ (a)	2,100	2,071

Renew (Cayman Islands)

Series 2017-1A, Class A, 3.67%, 9/20/2052 (a)	1,199	1,206

Series 2017-1A, Class B, 5.75%, 9/20/2052 ‡ (a)	1,386	1,386

Series 2017-2A, Class A, 3.22%, 9/22/2053 (a)	13,409	13,644

Santander Drive Auto Receivables Trust

Series 2018-1, Class D, 3.32%, 3/15/2024	3,203	3,207

Series 2019-2, Class D, 3.22%, 7/15/2025	28,260	28,541

Series 2021-2, Class D, 1.35%, 7/15/2027	13,400	13,196

Santander Prime Auto Issuance Notes Trust Series 2018-A, Class E, 5.04%, 9/15/2025 (a)	1,132	1,145

Santander Revolving Auto Loan Trust

Series 2019-A, Class A, 2.51%, 1/26/2032 (a)	32,715	33,072

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-A, Class C, 3.00%, 1/26/2032 (a)	10,750	10,862

Series 2019-A, Class D, 3.45%, 1/26/2032 (a)	7,500	7,616

SCF Equipment Leasing LLC

Series 2019-2A, Class G, 6.00%, 10/20/2031 ‡ (a)	10,662	10,549

Series 2020-1A, Class G, 6.00%, 4/20/2032 ‡ (a)	2,993	2,951

Series 2022-1A, Class E, 5.26%, 7/20/2032 (a)	3,646	3,583

Series 2022-1A, Class F, 6.00%, 7/20/2032 (a)	7,056	6,726

Series 2021-1A, Class F, 5.52%, 8/20/2032 ‡ (a)	40,000	39,454

Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 2.91%, 1/25/2036 ‡ (e)	148	149

Sierra Timeshare Receivables Funding LLC

Series 2018-2A, Class C, 3.94%, 6/20/2035 ‡ (a)	2,837	2,851

Series 2019-1A, Class D, 4.75%, 1/20/2036 ‡ (a)	2,475	2,480

Series 2021-1A, Class D, 3.17%, 11/20/2037 ‡ (a)	6,056	5,954

Series 2021-2A, Class D, 3.23%, 9/20/2038 ‡ (a)	3,421	3,330

Soundview Home Loan Trust Series 2007-OPT1, Class 2A1, 0.27%, 6/25/2037 ‡ (n)	855	711

Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	647	640

Spruce ABS Trust Series 2016-E1, Class B, 6.90%, 6/15/2028 ‡ (a)	4,430	4,512

Tidewater Auto Receivables Trust Series 2018-AA, Class D, 4.30%, 11/15/2024 (a)	1,635	1,636

Towd Point Mortgage Trust, Series 2017-FRE2, Class M6, 4.00%, 11/25/2047 ‡ (a) (e)	7,212	7,096

Tricolor Auto Securitization Trust

Series 2018-2A, Class D, 7.98%, 8/15/2022 (a)	5,578	5,576

Series 2020-1A, Class B, 8.25%, 11/15/2026 (a)	14,295	14,398

Tricon American Homes Trust Series 2019-SFR1, Class F, 3.75%, 3/17/2038 ‡ (a)	7,000	6,732

UAL Pass-Through Trust Series 2007-1, 6.64%, 7/2/2022	491	497

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	125

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

United Airlines Pass-Through Trust

Series 2012-1, Class A, 4.15%, 4/11/2024	116	119

Series 2013-1, Class A, 4.30%, 8/15/2025	440	450

Series 2016-2, Class B, 3.65%, 10/7/2025	1,315	1,284

Series 2014-1, Class A, 4.00%, 4/11/2026	2,405	2,462

Series 2014-2, Class A, 3.75%, 9/3/2026	381	390

Series 2016-1, Class AA, 3.10%, 7/7/2028	1,037	1,049

Series 2016-2, Class AA, 2.88%, 10/7/2028	1,419	1,414

Series 2016-2, Class A, 3.10%, 10/7/2028	792	773

Series 2018-1, Class AA, 3.50%, 3/1/2030	15,006	15,211

Series 2018-1, Class A, 3.70%, 3/1/2030	1,067	1,054

Series 2019-1, Class AA, 4.15%, 8/25/2031	1,338	1,432

Series 2019-1, Class A, 4.55%, 8/25/2031	1,594	1,695

Series 2019-2, Class AA, 2.70%, 5/1/2032	1,741	1,682

US Auto Funding Series 2021-1A, Class D, 4.36%, 3/15/2027 (a)	7,000	6,863

US Auto Funding LLC Series 2019-1A, Class C, 5.34%, 3/15/2023 (a)	3,622	3,635

USASF Receivables LLC

Series 2020-1A, Class B, 3.22%, 5/15/2024 (a)	5,937	5,960

Series 2020-1A, Class C, 5.94%, 8/15/2024 (a)	4,000	4,091

VCAT LLC Series 2021-NPL3, Class A1, 1.74%, 5/25/2051 (a) (e)	5,083	4,968

Verizon Owner Trust Series 2019-A, Class A1A, 2.93%, 9/20/2023	1,371	1,378

VM DEBT TRUST Series 2019-1, 9.50%, 5/31/2024	55,000	55,000

VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (e)	21,821	21,433

VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (a) (e)	14,908	14,579

VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (a) (e)	8,691	8,522

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (a) (e)	32,205		31,648

VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (a) (e)	18,031		17,703

Welk Resorts LLC Series 2019-AA, Class C, 3.34%, 6/15/2038 ‡ (a)	3,673		3,686

Westgate Resorts LLC Series 2020-1A, Class C, 6.21%, 3/20/2034 ‡ (a)	10,888		11,237

World Omni Auto Receivables Trust Series 2018-B, Class A3, 2.87%, 7/17/2023	613		613

Total Asset-Backed Securities (Cost $2,221,998)			2,200,986

Mortgage-Backed Securities — 11.7%

FHLMC

Pool # 1G1861, ARM, 2.41%, 3/1/2036 (n)	29		30

Pool # 1J1380, ARM, 2.73%, 3/1/2036 (n)	26		28

Pool # 1J1393, ARM, 1.81%, 10/1/2036 (n)	34		36

Pool # 1Q0476, ARM, 2.06%, 10/1/2037 (n)	82		82

FHLMC Gold Pools, 15 Year

Pool # G13385, 5.50%, 11/1/2023	5		5

Pool # G13603, 5.50%, 2/1/2024	1		1

Pool # G13805, 5.50%, 12/1/2024	5		5

Pool # G14252, 5.50%, 12/1/2024	5		5

Pool # J14494, 4.00%, 2/1/2026	286		298

FHLMC Gold Pools, 20 Year

Pool # C91025, 7.00%, 1/1/2027	49		52

Pool # G30591, 6.00%, 2/1/2028	255		278

Pool # D98914, 4.00%, 1/1/2032	2,115		2,242

Pool # G31099, 4.00%, 1/1/2038	8,782		9,448

FHLMC Gold Pools, 30 Year

Pool # C80091, 6.50%, 1/1/2024	8		9

Pool # C80161, 7.50%, 6/1/2024	—	(j)	—	(j)

Pool # G00271, 7.00%, 9/1/2024	9		9

Pool # C80245, 7.50%, 10/1/2024	2		2

Pool # G00278, 7.00%, 11/1/2024	4		4

Pool # C00496, 7.50%, 2/1/2027	—	(j)	—	(j)

Pool # D81734, 7.00%, 8/1/2027	15		15

Pool # G00747, 8.00%, 8/1/2027	17		19

Pool # D86005, 7.00%, 2/1/2028	2		2

Pool # G02210, 7.00%, 12/1/2028	36		39

Pool # C21930, 6.00%, 2/1/2029	6		6

Pool # C00785, 6.50%, 6/1/2029	9		10

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # A27201, 6.50%, 3/1/2032	48	53

Pool # A13067, 4.00%, 9/1/2033	20	21

Pool # G60154, 5.00%, 2/1/2034	8,711	9,707

Pool # G60214, 5.00%, 7/1/2035	8,453	9,414

Pool # C02641, 7.00%, 10/1/2036	22	24

Pool # C02660, 6.50%, 11/1/2036	45	52

Pool # G06172, 5.50%, 12/1/2038	883	995

Pool # G06576, 5.00%, 9/1/2040	4,262	4,748

Pool # A96733, 4.50%, 2/1/2041	7,086	7,700

Pool # G06493, 4.50%, 5/1/2041	330	359

Pool # G61864, 5.50%, 6/1/2041	3,455	3,885

Pool # Q05956, 4.50%, 2/1/2042	1,119	1,211

Pool # Q11285, 3.50%, 9/1/2042	2,786	2,932

Pool # Q12174, 3.50%, 10/1/2042	3,481	3,664

Pool # G07239, 3.00%, 12/1/2042	3,131	3,230

Pool # Q13796, 3.50%, 12/1/2042	4,484	4,719

Pool # Q15767, 3.00%, 2/1/2043	2,565	2,643

Pool # Q33869, 4.00%, 6/1/2045	2,348	2,513

Pool # G61462, 4.00%, 7/1/2045	12,315	13,211

Pool # Q37784, 3.50%, 12/1/2045	1,973	2,071

Pool # Q39092, 4.00%, 2/1/2046	2,957	3,158

Pool # Q39412, 3.50%, 3/1/2046	851	887

Pool # Q40797, 3.50%, 5/1/2046	3,603	3,773

Pool # Q40905, 3.50%, 6/1/2046	122	126

Pool # Q40922, 3.50%, 6/1/2046	1,082	1,125

Pool # Q41602, 3.50%, 7/1/2046	631	654

Pool # Q42079, 3.50%, 7/1/2046	816	853

Pool # Q42657, 3.50%, 8/1/2046	5,871	6,148

Pool # Q42656, 4.00%, 8/1/2046	479	502

Pool # Q43241, 3.50%, 9/1/2046	4,862	5,070

Pool # Q43237, 4.00%, 9/1/2046	1,093	1,160

Pool # G61565, 4.50%, 4/1/2048	18,451	19,899

Pool # Z40179, 4.00%, 7/1/2048	7,438	7,810

FHLMC Gold Pools, Other

Pool # G20027, 10.00%, 10/1/2030	2	2

Pool # B90491, 7.50%, 1/1/2032	116	127

Pool # U89009, 3.50%, 9/1/2032	394	410

Pool # U80074, 3.50%, 10/1/2032	1,279	1,328

Pool # G20028, 7.50%, 12/1/2036	165	180

Pool # U90690, 3.50%, 6/1/2042	1,251	1,316

Pool # U90975, 4.00%, 6/1/2042	282	303

Pool # U90230, 4.50%, 9/1/2042	1,045	1,132

Pool # U90281, 4.00%, 10/1/2042	649	694

Pool # U92021, 5.00%, 9/1/2043	983	1,078

Pool # U99076, 4.50%, 12/1/2043	2,927	3,209

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Pool # U99084, 4.50%, 2/1/2044	2,330		2,541

Pool # U92996, 3.50%, 6/1/2045	202		209

Pool # U93026, 3.50%, 7/1/2045	534		558

Pool # U99134, 4.00%, 1/1/2046	3,295		3,534

Pool # U93155, 3.50%, 5/1/2046	785		828

Pool # U93158, 3.50%, 6/1/2046	337		350

Pool # U93167, 3.50%, 7/1/2046	713		749

Pool # U93172, 3.50%, 7/1/2046	1,055		1,116

FHLMC UMBS, 30 Year

Pool # RA2008, 4.00%, 1/1/2050	10,403		10,958

Pool # RA6459, 2.50%, 12/1/2051	15,413		15,224

FNMA

Pool # AM2292, ARM, 0.46%, 1/1/2023 (n)	1,057		1,057

Pool # 766610, ARM, 1.96%, 1/1/2034 (n)	22		22

Pool # 823660, ARM, 1.97%, 5/1/2035 (n)	66		67

Pool # 910181, ARM, 2.13%, 3/1/2037 (n)	24		25

Pool # 888304, ARM, 1.42%, 4/1/2037 (n)	1		1

Pool # 888750, ARM, 2.07%, 4/1/2037 (n)	33		34

Pool # 948208, ARM, 1.55%, 7/1/2037 (n)	26		27

Pool # 888620, ARM, 1.73%, 7/1/2037 (n)	24		24

FNMA UMBS, 15 Year

Pool # 949379, 6.00%, 8/1/2022	2		2

Pool # 890231, 5.00%, 7/1/2025	64		66

Pool # CA4723, 3.50%, 11/1/2034	6,690		6,947

FNMA UMBS, 20 Year

Pool # MA0602, 3.50%, 12/1/2030	127		132

Pool # BM3254, 4.00%, 1/1/2038	7,053		7,617

Pool # BM3566, 4.00%, 2/1/2038	7,526		8,086

Pool # CA1234, 4.00%, 2/1/2038	2,541		2,736

Pool # CA1238, 4.00%, 2/1/2038	2,766		3,007

FNMA UMBS, 30 Year

Pool # 250228, 9.00%, 4/1/2025	—	(j)	—	(j)

Pool # 328066, 8.50%, 10/1/2025	—	(j)	—	(j)

Pool # 313692, 8.50%, 12/1/2025	—	(j)	—	(j)

Pool # 250854, 7.50%, 3/1/2027	—	(j)	—	(j)

Pool # 251569, 7.00%, 3/1/2028	1		1

Pool # 420165, 6.50%, 4/1/2028	21		23

Pool # 455598, 5.50%, 12/1/2028	8		8

Pool # 517656, 5.50%, 7/1/2029	7		7

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	127

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 252570, 6.50%, 7/1/2029	11	12

Pool # 517679, 6.50%, 7/1/2029	41	44

Pool # 323866, 6.50%, 8/1/2029	9	10

Pool # 995656, 7.00%, 6/1/2033	110	124

Pool # AL6168, 5.00%, 9/1/2033	4,004	4,456

Pool # 725229, 6.00%, 3/1/2034	674	762

Pool # AA0918, 5.50%, 9/1/2034	128	142

Pool # 735503, 6.00%, 4/1/2035	66	73

Pool # 745948, 6.50%, 10/1/2036	10	11

Pool # AL0379, 8.00%, 12/1/2036	784	895

Pool # 995149, 6.50%, 10/1/2038	31	35

Pool # 995504, 7.50%, 11/1/2038	39	46

Pool # AC3237, 5.00%, 10/1/2039	362	403

Pool # AC4467, 4.50%, 12/1/2039	708	769

Pool # AE1526, 4.50%, 9/1/2040	1,063	1,147

Pool # AE3095, 4.50%, 9/1/2040	726	788

Pool # AE0681, 4.50%, 12/1/2040	2,764	2,981

Pool # AL0038, 5.00%, 2/1/2041	2,909	3,236

Pool # AX5292, 5.00%, 1/1/2042	13,514	15,062

Pool # BM1065, 5.50%, 2/1/2042	5,347	6,007

Pool # AL2059, 4.00%, 6/1/2042	10,719	11,516

Pool # AB7575, 3.00%, 1/1/2043	2,196	2,263

Pool # AR6380, 3.00%, 2/1/2043	3,084	3,178

Pool # 890564, 3.00%, 6/1/2043	3,988	4,111

Pool # AT5907, 4.00%, 6/1/2043	6,447	6,927

Pool # AS0214, 3.50%, 8/1/2043	6,565	6,914

Pool # AL6848, 5.00%, 6/1/2044	1,106	1,224

Pool # BA2343, 4.00%, 9/1/2045	2,672	2,851

Pool # BA1210, 3.50%, 5/1/2046	992	1,041

Pool # BA7485, 3.50%, 6/1/2046	792	828

Pool # BC2969, 3.50%, 6/1/2046	456	471

Pool # BD1371, 3.50%, 6/1/2046	1,192	1,243

Pool # BA7492, 4.00%, 6/1/2046	653	688

Pool # BC9368, 4.00%, 6/1/2046	2,758	2,930

Pool # BD1372, 4.00%, 6/1/2046	1,507	1,600

Pool # BD2956, 3.50%, 7/1/2046	5,141	5,375

Pool # BD5456, 3.50%, 8/1/2046	2,276	2,380

Pool # BM1169, 4.00%, 9/1/2046	10,586	11,401

Pool # BE0280, 3.50%, 10/1/2046	2,935	3,053

Pool # AS8335, 4.50%, 11/1/2046	5,519	5,933

Pool # BM1906, 4.00%, 5/1/2047	7,117	7,632

Pool # AS9811, 5.00%, 6/1/2047	2,190	2,392

Pool # BH7565, 4.00%, 8/1/2047	12,329	13,003

Pool # BM3500, 4.00%, 9/1/2047	5,599	5,994

Pool # CA0346, 4.50%, 9/1/2047	8,099	8,627

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BH6687, 4.00%, 11/1/2047	1,403	1,470

Pool # BM3044, 4.00%, 11/1/2047	4,729	5,010

Pool # BE8347, 4.00%, 12/1/2047	733	768

Pool # BJ5254, 4.00%, 12/1/2047	4,894	5,153

Pool # BM3499, 4.00%, 12/1/2047	47,712	50,156

Pool # BJ5777, 4.50%, 12/1/2047	421	445

Pool # BH6689, 4.00%, 1/1/2048	1,051	1,100

Pool # BJ7311, 4.00%, 1/1/2048	24,570	25,811

Pool # BJ8238, 4.00%, 1/1/2048	8,333	8,753

Pool # BJ8265, 4.00%, 1/1/2048	5,650	5,937

Pool # BK1008, 4.00%, 1/1/2048	1,565	1,645

Pool # BJ4617, 4.00%, 2/1/2048	4,844	5,192

Pool # BJ5772, 4.00%, 2/1/2048	5,061	5,304

Pool # BK1581, 4.00%, 2/1/2048	975	1,027

Pool # FM0035, 3.50%, 3/1/2048	7,830	8,156

Pool # BJ5803, 4.00%, 3/1/2048	5,003	5,244

Pool # BK1963, 4.00%, 3/1/2048	3,052	3,291

Pool # BM3665, 4.00%, 3/1/2048	18,347	19,492

Pool # BJ5789, 4.50%, 3/1/2048	1,838	1,942

Pool # BE2789, 4.00%, 4/1/2048	1,377	1,443

Pool # CA1710, 4.50%, 5/1/2048	4,053	4,293

Pool # BK5943, 5.00%, 6/1/2048	1,254	1,366

Pool # BK4130, 4.50%, 7/1/2048	205	216

Pool # BK6562, 4.50%, 7/1/2048	2,716	2,896

Pool # BK6589, 4.50%, 7/1/2048	1,665	1,757

Pool # BN0133, 4.00%, 8/1/2048	4,087	4,281

Pool # BK9292, 5.00%, 8/1/2048	4,287	4,676

Pool # CA4662, 3.50%, 9/1/2048	6,547	6,864

Pool # BN1312, 4.00%, 9/1/2048	10,618	11,121

Pool # 890863, 5.00%, 9/1/2048	19,421	21,642

Pool # BN0234, 5.00%, 9/1/2048	2,420	2,635

Pool # MA3496, 4.50%, 10/1/2048	2,837	3,003

Pool # BN0861, 5.00%, 10/1/2048	1,578	1,744

Pool # BK9556, 4.00%, 12/1/2048	3,600	3,790

Pool # BK1176, 5.00%, 1/1/2049	1,436	1,552

Pool # BK8748, 4.50%, 5/1/2049	8,839	9,391

Pool # BO2428, 3.50%, 7/1/2049	4,275	4,417

Pool # BO0592, 4.00%, 7/1/2049	1,448	1,520

Pool # CB2637, 2.50%, 1/1/2052	33,618	33,208

Pool # FS0196, 2.50%, 1/1/2052	33,951	33,579

Pool # CB2670, 3.00%, 1/1/2052	29,098	29,597

FNMA, 30 Year

Pool # CA2171, 4.00%, 8/1/2048	14,519	15,010

FNMA, Other

Pool # AM2285, 2.41%, 1/1/2023	3,288	3,304

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # AM2452, 2.44%, 2/1/2023	6,498	6,536

Pool # AM2859, 2.65%, 3/1/2023	3,900	3,930

Pool # AL3876, 2.73%, 6/1/2023 (n)	2,590	2,616

Pool # AM4170, 3.51%, 8/1/2023	15,000	15,278

Pool # AM5032, 3.64%, 12/1/2023	4,473	4,578

Pool # AN2363, 2.23%, 4/1/2024	3,618	3,635

Pool # AM6795, 3.05%, 9/1/2024	10,370	10,666

Pool # AM7290, 2.97%, 12/1/2024	3,954	4,061

Pool # AM7682, 2.84%, 1/1/2025	5,661	5,797

Pool # AM7795, 2.92%, 1/1/2025	9,613	9,878

Pool # AN1302, 2.93%, 1/1/2025	3,918	4,023

Pool # AM8702, 2.73%, 4/1/2025	18,325	18,769

Pool # AM8674, 2.81%, 4/1/2025	18,640	19,137

Pool # AM8691, 2.64%, 6/1/2025	18,777	19,199

Pool # AM9942, 3.09%, 10/1/2025	11,000	11,422

Pool # AN0707, 3.13%, 2/1/2026	8,307	8,651

Pool # AN1222, 2.78%, 4/1/2026	7,000	7,214

Pool # AN1413, 2.49%, 5/1/2026	9,523	9,699

Pool # AN1503, 2.62%, 5/1/2026	5,394	5,520

Pool # AN1221, 2.81%, 5/1/2026	4,000	4,129

Pool # AN1497, 2.61%, 6/1/2026	10,122	10,371

Pool # AN2193, 2.53%, 7/1/2026	5,564	5,678

Pool # AN2689, 2.20%, 10/1/2026	6,105	6,153

Pool # AN4000, 3.00%, 12/1/2026	2,265	2,360

Pool # AL6937, 3.92%, 12/1/2026 (n)	4,641	4,933

Pool # AN4917, 3.13%, 3/1/2027	13,674	14,368

Pool # AN6318, 3.18%, 8/1/2027	8,500	8,850

Pool # BL3525, 2.60%, 9/1/2027	11,312	11,584

Pool # BL0497, 3.84%, 10/1/2027	4,738	5,131

Pool # AN1449, 2.97%, 4/1/2028	6,434	6,730

Pool # AN2005, 2.73%, 7/1/2028	10,323	10,660

Pool # 387807, 3.55%, 8/1/2028	11,451	12,309

Pool # AN3685, 2.69%, 12/1/2028	15,076	15,553

Pool # AN4004, 3.27%, 12/1/2028	8,615	9,175

Pool # BL1040, 3.81%, 12/1/2028	16,000	17,527

Pool # BL0907, 3.88%, 12/1/2028	290	319

Pool # AN4154, 3.17%, 1/1/2029	16,836	17,832

Pool # AN4349, 3.35%, 1/1/2029	8,606	9,214

Pool # AN4344, 3.37%, 1/1/2029	16,608	17,732

Pool # AN1872, 2.90%, 5/1/2029	3,640	3,786

Pool # AN5677, 3.25%, 6/1/2029	9,410	10,001

Pool # BL3509, 2.66%, 8/1/2029	22,452	23,153

Pool # BL3491, 2.84%, 8/1/2029	15,900	16,460

Pool # 387883, 3.78%, 8/1/2030	16,369	18,100

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AN9293, 3.71%, 9/1/2030	25,065	27,583

Pool # AN0198, 3.34%, 11/1/2030	3,896	4,173

Pool # AN1676, 2.99%, 5/1/2031	3,612	3,789

Pool # AN1953, 3.01%, 6/1/2031	1,843	1,934

Pool # AN1683, 3.03%, 6/1/2031	4,951	5,203

Pool # AN2308, 2.87%, 8/1/2031	8,494	8,814

Pool # AN2625, 2.50%, 10/1/2031	11,842	11,962

Pool # BL3368, 2.84%, 11/1/2031	4,475	4,645

Pool # BL6367, 1.82%, 4/1/2032	36,000	34,400

Pool # BL6302, 2.07%, 5/1/2032	15,158	14,745

Pool # AO7654, 3.50%, 5/1/2032	1,545	1,607

Pool # AO5230, 3.50%, 6/1/2032	946	984

Pool # AO7057, 3.50%, 6/1/2032	572	596

Pool # AO7746, 3.50%, 6/1/2032	115	119

Pool # AO8038, 3.50%, 7/1/2032	1,559	1,621

Pool # AP0645, 3.50%, 7/1/2032	1,793	1,865

Pool # AP0682, 3.50%, 7/1/2032	1,726	1,795

Pool # AP1314, 3.50%, 8/1/2032	1,878	1,954

Pool # AQ1534, 3.50%, 10/1/2032	549	571

Pool # AQ1607, 3.50%, 11/1/2032	410	427

Pool # 650236, 5.00%, 12/1/2032	10	10

Pool # AR7961, 3.50%, 3/1/2033	524	546

Pool # BL3453, 3.16%, 8/1/2033	14,690	15,480

Pool # BS4824, 2.50%, 2/1/2034	25,370	25,412

Pool # 868763, 6.50%, 4/1/2036	6	6

Pool # 886320, 6.50%, 7/1/2036	17	18

Pool # AO6757, 4.00%, 6/1/2042	2,112	2,263

Pool # MA1125, 4.00%, 7/1/2042	1,323	1,411

Pool # MA1213, 3.50%, 10/1/2042	5,754	6,052

Pool # MA1283, 3.50%, 12/1/2042	871	916

Pool # MA1328, 3.50%, 1/1/2043	3,041	3,199

Pool # MA1404, 3.50%, 4/1/2043	1,673	1,760

Pool # MA1462, 3.50%, 6/1/2043	876	929

Pool # MA1463, 3.50%, 6/1/2043	2,320	2,441

Pool # MA1510, 4.00%, 7/1/2043	1,873	2,007

Pool # MA1546, 3.50%, 8/1/2043	3,705	3,897

Pool # AU8840, 4.50%, 11/1/2043	1,146	1,247

Pool # AV2613, 4.50%, 11/1/2043	2,477	2,670

Pool # MA1711, 4.50%, 12/1/2043	1,769	1,915

Pool # AL6167, 3.50%, 1/1/2044	12,926	13,598

Pool # MA2346, 3.50%, 6/1/2045	441	464

Pool # MA2462, 4.00%, 11/1/2045	3,014	3,228

Pool # MA2482, 4.00%, 12/1/2045	3,814	4,088

Pool # MA2519, 4.00%, 1/1/2046	3,399	3,627

Pool # BC0784, 3.50%, 4/1/2046	443	463

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	129

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # MA2593, 4.00%, 4/1/2046	8,193		8,775

Pool # MA2631, 4.00%, 5/1/2046	7,700		8,210

Pool # MA2658, 3.50%, 6/1/2046	2,519		2,650

Pool # MA2690, 3.50%, 7/1/2046	5,136		5,403

Pool # BF0090, 3.50%, 5/1/2056	26,120		27,533

FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 2.50%, 3/25/2052 (k)	279,395		275,653

GNMA I, 15 Year

Pool # 782933, 6.50%, 10/15/2023	3		3

GNMA I, 30 Year

Pool # 297656, 7.50%, 10/15/2022	—	(j)	—	(j)

Pool # 380930, 7.00%, 4/15/2024	—	(j)	—	(j)

Pool # 780029, 9.00%, 11/15/2024	—	(j)	—	(j)

Pool # 430999, 7.50%, 7/15/2026	4		4

Pool # 780481, 7.00%, 12/15/2026	1		1

Pool # 460982, 7.00%, 11/15/2027	1		1

Pool # 427295, 7.25%, 1/15/2028	9		9

Pool # 460759, 6.50%, 2/15/2028	22		24

Pool # 781118, 6.50%, 10/15/2029	22		24

Pool # 783867, 6.00%, 8/15/2036	2,202		2,513

Pool # AS4934, 4.50%, 5/15/2046	1,044		1,162

Pool # AT7538, 4.00%, 7/15/2046	4,453		4,790

Pool # AT7652, 4.00%, 8/15/2046	2,591		2,780

Pool # BM1819, 5.00%, 4/15/2049	3,179		3,614

GNMA II, 30 Year

Pool # 2056, 7.50%, 8/20/2025	1		1

Pool # 2270, 8.00%, 8/20/2026	1		1

Pool # 2285, 8.00%, 9/20/2026	12		14

Pool # 2379, 8.00%, 2/20/2027	1		1

Pool # 2397, 8.00%, 3/20/2027	—	(j)	—	(j)

Pool # 2445, 8.00%, 6/20/2027	5		6

Pool # 2457, 7.50%, 7/20/2027	15		17

Pool # 2538, 8.00%, 1/20/2028	2		2

Pool # 2581, 8.00%, 4/20/2028	—	(j)	—	(j)

Pool # 2619, 8.00%, 7/20/2028	1		1

Pool # 2633, 8.00%, 8/20/2028	1		1

Pool # 2714, 6.50%, 2/20/2029	3		3

Pool # 4901, 8.00%, 9/20/2031	202		226

Pool # 5020, 7.50%, 5/20/2032	111		122

Pool # 738210, 7.00%, 6/20/2032	217		237

Pool # 738062, 6.00%, 11/20/2032	234		252

Pool # 738059, 6.00%, 10/20/2033	118		127

Pool # 738049, 6.00%, 3/20/2035	152		163

Pool # 737987, 6.00%, 4/20/2036	131		141

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 737975, 6.00%, 9/20/2036	31	34

Pool # 5034, 7.00%, 8/20/2038	49	53

Pool # 4245, 6.00%, 9/20/2038	58	65

Pool # 4930, 7.00%, 10/20/2038	268	309

Pool # 4964, 7.00%, 12/20/2038	46	47

Pool # 4872, 7.00%, 1/20/2039	292	326

Pool # 5072, 6.50%, 10/20/2039	69	77

Pool # 5218, 6.50%, 10/20/2039	120	135

Pool # AS8103, 3.50%, 6/20/2046	1,636	1,756

Pool # AS8104, 3.75%, 6/20/2046	1,597	1,721

Pool # AS8105, 4.00%, 6/20/2046	1,104	1,218

Pool # AS8106, 3.50%, 7/20/2046	2,037	2,186

Pool # AS8107, 3.75%, 7/20/2046	2,698	2,906

Pool # AY0571, 4.50%, 11/20/2047	4,852	5,146

Pool # BB8791, 4.00%, 12/20/2047	4,705	5,082

Pool # BD6195, 4.00%, 1/20/2048	4,949	5,171

Pool # BE9507, 4.50%, 3/20/2048	2,694	2,881

Pool # BG2382, 4.50%, 3/20/2048	2,144	2,280

Pool # BA7568, 4.50%, 4/20/2048	6,602	7,013

Pool # BD0512, 5.00%, 4/20/2048	4,741	5,044

Pool # BD0532, 5.00%, 6/20/2048	5,126	5,456

Pool # BG3833, 4.50%, 7/20/2048	9,869	10,485

Pool # BD0549, 5.00%, 8/20/2048	5,062	5,388

Pool # BH9109, 4.50%, 10/20/2048	5,228	5,531

Pool # BJ7085, 5.00%, 12/20/2048	3,288	3,569

Pool # BK7188, 4.50%, 2/20/2049	4,159	4,431

Pool # BK7189, 5.00%, 2/20/2049	4,676	5,044

Pool # BN2622, 4.00%, 6/20/2049	9,133	9,713

Pool # BM9677, 4.50%, 6/20/2049	8,218	8,829

Pool # BM9683, 5.00%, 6/20/2049	7,189	7,775

Pool # BJ1310, 4.50%, 7/20/2049	7,260	7,884

Pool # BO2717, 4.50%, 7/20/2049	7,897	8,619

Pool # BO3146, 4.50%, 7/20/2049	3,759	4,092

Pool # BO3147, 4.50%, 7/20/2049	3,906	4,210

Pool # BO3157, 4.50%, 7/20/2049	3,004	3,266

Pool # BO3158, 4.50%, 7/20/2049	3,051	3,289

Pool # BO3159, 4.50%, 7/20/2049	1,413	1,493

Pool # BM9690, 5.00%, 7/20/2049	2,084	2,255

Pool # BM9701, 4.50%, 8/20/2049	15,312	16,139

Pool # MA7534, 2.50%, 8/20/2051	40,084	40,114

Pool # CL5064, 3.50%, 3/20/2052	16,000	16,588

Total Mortgage-Backed Securities (Cost $1,923,194)		1,943,691

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — 11.6%

20 Times Square Trust Series 2018-20TS, Class F, 3.10%, 5/15/2035 ‡ (a) (n)	24,120	22,667

ACRE Commercial Mortgage Ltd. (Cayman Islands)

Series 2021-FL4, Class B, 1.54%, 12/18/2037 ‡ (a) (n)	1,570	1,558

Series 2021-FL4, Class C, 1.89%, 12/18/2037 ‡ (a) (n)	9,000	8,918

AREIT Trust

Series 2021-CRE5, Class C, 2.44%, 8/17/2026 ‡ (a) (n)	5,000	4,977

Series 2021-CRE5, Class D, 2.84%, 8/17/2026 ‡ (a) (n)	9,000	8,950

BAMLL Re-REMIC Trust

Series 2013-FRR2, Class B, PO, 9/26/2022 (a)	8,992	8,750

Series 2014-FRR4, Class BK29, PO, 4/27/2023 (a)	16,600	15,753

Series 2013-FRR3, Class A, PO, 6/26/2023 (a)	14,650	13,670

Series 2016-FR13, Class A, 1.40%, 8/27/2045 (a) (n)	16,500	16,404

Series 2016-FR13, Class B, 1.99%, 8/27/2045 ‡ (a) (n)	10,308	10,242

Series 2014-FRR5, Class BK37, PO, 1/27/2047 (a)	10,000	9,281

Series 2014-FRR5, Class AK37, 2.44%, 1/27/2047 (a) (n)	15,570	15,203

Series 2014-FRR8, Class A, 2.27%, 11/26/2047 (a) (n)	12,000	11,596

Bancorp Commercial Mortgage Trust Series 2019-CRE6, Class D, 2.46%, 9/15/2036 ‡ (a) (n)	3,000	2,948

BANK Series 2019-BN19, Class A3, 3.18%, 8/15/2061	10,000	10,183

BBCCRE Trust Series 2015-GTP, Class A, 3.97%, 8/10/2033 (a)	9,400	9,670

BB-UBS Trust

Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (a)	13,922	14,042

Series 2012-SHOW, Class E, 4.03%, 11/5/2036 ‡ (a) (n)	14,967	14,097

BMD2 Re-REMIC Trust

Series 2019-FRR1, Class 1A1, 2.69%, 5/25/2052 (a) (n)	4,861	4,832

Series 2019-FRR1, Class 1A5, 4.39%, 5/25/2052 (a) (n)	2,685	2,669

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BWAY Mortgage Trust Series 2013-1515, Class F, 3.93%, 3/10/2033 ‡ (a) (n)	5,000	4,806

BX

Series 2021-MFM1, Class E, 2.44%, 1/15/2034 ‡ (a) (n)	3,250	3,152

Series 2021-MFM1, Class F, 3.19%, 1/15/2034 ‡ (a) (n)	2,000	1,963

Cascade Funding Mortgage Trust

Series 2021-FRR1, Class DK45, 2/28/2025 ‡ (a)	11,000	9,136

Series 2021-FRR1, Class CK45, 1.63%, 2/28/2025 ‡ (a)	13,130	11,987

Series 2021-FRR1, Class CKW1, 1/29/2026 ‡ (a)	9,000	7,106

Series 2021-FRR1, Class BK54, 2/28/2026 ‡ (a)	22,530	17,525

Series 2021-FRR1, Class CK54, 2/28/2026 ‡ (a)	7,000	5,478

Series 2021-FRR1, Class DKW1, 2/28/2026 ‡ (a)	2,800	2,208

Series 2021-FRR1, Class BK98, 8/29/2029 ‡ (a)	7,000	4,645

Series 2021-FRR1, Class AK99, 9/29/2029 (a)	8,620	5,970

Series 2021-FRR1, Class BK99, 9/29/2029 ‡ (a)	15,300	9,346

Series 2021-FRR1, Class BK58, 2.51%, 9/29/2029 ‡ (a)	11,190	10,050

CFCRE Commercial Mortgage Trust Series 2011-C2, Class D, 5.19%, 12/15/2047 ‡ (a) (n)	2,777	2,772

Citigroup Commercial Mortgage Trust Series 2020-GC46, Class A5, 2.72%, 2/15/2053	47,647	46,809

Commercial Mortgage Trust

Series 2013-WWP, Class A2, 3.42%, 3/10/2031 (a)	6,100	6,187

Series 2018-HOME, Class A, 3.82%, 4/10/2033 (a) (n)	23,900	24,907

Series 2020-CBM, Class D, 3.63%, 2/10/2037 ‡ (a) (n)	8,750	8,448

Series 2012-CR2, Class XA, IO, 1.61%, 8/15/2045 ‡ (n)	18,632	2

Series 2015-CR24, Class A5, 3.70%, 8/10/2048	8,032	8,275

Series 2015-CR25, Class A4, 3.76%, 8/10/2048	6,856	7,116

Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class AX, IO, 0.03%, 1/15/2049 ‡ (a) (n)	9,288	—	(j)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	131

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

CSAIL Commercial Mortgage Trust

Series 2017-CX10, Class UESC, 4.24%, 10/15/2032 ‡ (a) (n)	19,159	18,847

Series 2015-C3, Class A4, 3.72%, 8/15/2048	12,304	12,666

CSMC OA LLC Series 2014-USA, Class D, 4.37%, 9/15/2037 ‡ (a)	15,200	13,697

FHLMC Multi-Family WI Certificates Series K142, Class AM, 2.40%, 3/25/2032	22,000	21,683

FHLMC, Multi-Family Structured Credit Risk

Series 2021-MN1, Class M2, 3.80%, 1/25/2051 (a) (n)	22,534	21,429

Series 2021-MN3, Class M1, 2.35%, 11/25/2051 (a) (n)	5,286	5,127

FHLMC, Multi-Family Structured Pass-Through Certificates

Series KJ13, Class A2, 2.86%, 8/25/2022	2,414	2,427

Series KJ18, Class A2, 3.07%, 8/25/2022	1,199	1,201

Series KJ09, Class A2, 2.84%, 9/25/2022	1,008	1,013

Series KJ07, Class A2, 2.31%, 12/25/2022	6,894	6,931

Series K727, Class AM, 3.04%, 7/25/2024	10,471	10,671

Series K048, Class A2, 3.28%, 6/25/2025 (n)	13,500	14,029

Series KC02, Class A2, 3.37%, 7/25/2025	29,965	30,692

Series KS07, Class A2, 2.74%, 9/25/2025	21,600	22,136

Series KJ17, Class A2, 2.98%, 11/25/2025	9,289	9,501

Series K052, Class A2, 3.15%, 11/25/2025	3,791	3,938

Series KS06, Class A2, 2.72%, 7/25/2026	10,080	10,291

Series K058, Class AM, 2.72%, 8/25/2026 (n)	20,000	20,437

Series K061, Class AM, 3.44%, 11/25/2026 (n)	10,012	10,563

Series K063, Class AM, 3.51%, 1/25/2027 (n)	25,610	27,188

Series K065, Class A2, 3.24%, 4/25/2027	6,633	6,972

Series K065, Class AM, 3.33%, 5/25/2027	3,557	3,751

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series KJ26, Class A2, 2.61%, 7/25/2027	19,000	19,366

Series K069, Class A2, 3.19%, 9/25/2027 (n)	6,930	7,284

Series K070, Class A2, 3.30%, 11/25/2027 (n)	6,045	6,389

Series W5FX, Class AFX, 3.34%, 4/25/2028 (n)	9,910	10,467

Series KL05, Class X1P, IO, 0.89%, 6/25/2029 (n)	175,800	10,647

Series KS11, Class AFX2, 2.65%, 6/25/2029	50,000	49,641

Series KLU3, Class X1, IO, 1.94%, 1/25/2031 (n)	49,931	6,588

Series K152, Class A2, 3.08%, 1/25/2031	8,843	9,300

Series K128, Class X3, IO, 2.79%, 4/25/2031 (n)	12,850	2,650

Series KX04, Class XFX, IO, 1.86%, 1/25/2034 (n)	200,941	18,218

Series K-1520, Class X3, IO, 3.09%, 4/25/2039 (n)	4,450	1,418

Series Q014, Class X, IO, 2.80%, 10/25/2055 (n)	23,160	5,183

FNMA ACES

Series 2013-M7, Class A2, 2.28%, 12/27/2022	976	979

Series 2014-M3, Class A2, 3.50%, 1/25/2024 (n)	2,503	2,558

Series 2014-M13, Class A2, 3.02%, 8/25/2024 (n)	6,015	6,137

Series 2019-M18, Class ASQ2, 2.03%, 9/25/2024	18,500	18,500

Series 2015-M1, Class A2, 2.53%, 9/25/2024	10,295	10,428

Series 2015-M7, Class A2, 2.59%, 12/25/2024	8,635	8,728

Series 2015-M8, Class A2, 2.90%, 1/25/2025 (n)	11,495	11,705

Series 2015-M5, Class A1, 2.86%, 3/25/2025 (n)	15,951	16,131

Series 2015-M13, Class A2, 2.71%, 6/25/2025 (n)	1,538	1,576

Series 2016-M6, Class A2, 2.49%, 5/25/2026	9,100	9,261

Series 2016-M7, Class A2, 2.50%, 9/25/2026	6,488	6,443

Series 2017-M1, Class A2, 2.42%, 10/25/2026 (n)	8,981	9,081

Series 2017-M3, Class A2, 2.47%, 12/25/2026 (n)	14,397	14,677

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2015-M10, Class A2, 3.09%, 4/25/2027 (n)	8,371	8,743

Series 2017-M8, Class A2, 3.06%, 5/25/2027 (n)	9,993	10,423

Series 2018-M2, Class A2, 2.90%, 1/25/2028 (n)	30,000	30,984

Series 2018-M7, Class A2, 3.05%, 3/25/2028 (n)	29,616	31,004

Series 2018-M4, Class A2, 3.06%, 3/25/2028 (n)	10,451	11,045

Series 2018-M10, Class A2, 3.36%, 7/25/2028 (n)	20,853	22,265

Series 2018-M14, Class A2, 3.58%, 8/25/2028 (n)	36,222	39,194

Series 2019-M1, Class A2, 3.55%, 9/25/2028 (n)	57,380	62,000

Series 2020-M38, Class 2A1, 1.59%, 11/25/2028	8,422	8,128

Series 2020-M38, Class X2, IO, 1.99%, 11/25/2028 (n)	38,894	4,229

Series 2017-M5, Class A2, 3.12%, 4/25/2029 (n)	28,268	29,860

Series 2019-M7, Class A2, 3.14%, 4/25/2029	20,540	21,736

Series 2019-M12, Class A2, 2.89%, 6/25/2029 (n)	27,815	29,055

Series 2018-M3, Class A2, 3.08%, 2/25/2030 (n)	7,528	7,941

Series 2020-M50, Class A1, 0.67%, 10/25/2030	12,688	12,065

Series 2020-M50, Class A2, 1.20%, 10/25/2030	5,950	5,631

Series 2020-M50, Class X1, IO, 1.91%, 10/25/2030 (n)	96,592	9,514

FREMF Mortgage Trust

Series 2015-K720, Class B, 3.38%, 7/25/2022 (a) (n)	11,227	11,286

Series 2015-K720, Class C, 3.38%, 7/25/2022 (a) (n)	11,500	11,561

Series 2017-K727, Class C, 3.74%, 7/25/2024 (a) (n)	3,200	3,222

Series 2018-KL2B, Class CB, 3.83%, 1/25/2025 (a) (n)	18,173	18,913

Series 2018-KL3W, Class CW, 4.23%, 8/25/2025 (a) (n)	20,000	19,225

Series 2017-KL1P, Class BP, 3.37%, 10/25/2025 (a) (n)	13,282	13,077

Series 2018-KSL1, Class C, 3.96%, 11/25/2025 (a) (n)	17,034	16,056

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2018-KBX1, Class C, 3.58%, 1/25/2026 (a) (n)	7,500	6,328

Series 2018-KHG1, Class C, 3.81%, 12/25/2027 (a) (n)	33,219	31,797

Series 2018-KW06, Class C, 6/25/2028 (a)	12,477	8,455

Series 2018-KW06, Class X2A, IO, 0.10%, 6/25/2028 (a)	143,391	609

Series 2018-KW06, Class X2B, IO, 0.10%, 6/25/2028 (a)	16,636	85

Series 2019-KBF3, Class C, 4.86%, 1/25/2029 (a) (n)	21,586	21,645

Series 2019-KL05, Class CHG, 4.37%, 2/25/2029 (a)	11,614	11,042

Series 2019-KL05, Class BHG, 4.37%, 2/25/2029 (a) (n)	3,605	3,506

Series 2018-KW07, Class C, PO, 10/25/2031 (a)	13,000	8,433

Series 2018-KW07, Class X2A, IO, 0.10%, 10/25/2031 (a)	150,577	659

Series 2018-KW07, Class X2B, IO, 0.10%, 10/25/2031 (a)	16,952	90

Series 2019-KW10, Class B, 3.63%, 10/25/2032 (a) (n)	9,170	9,070

Series 2013-K25, Class C, 3.62%, 11/25/2045 (a) (n)	4,156	4,199

Series 2014-K38, Class C, 4.63%, 6/25/2047 (a) (n)	4,750	4,918

Series 2014-K39, Class C, 4.15%, 8/25/2047 (a) (n)	7,000	7,215

Series 2015-K721, Class B, 3.58%, 11/25/2047 (a) (n)	2,585	2,607

Series 2014-K40, Class C, 4.07%, 11/25/2047 (a) (n)	8,542	8,771

Series 2015-K45, Class B, 3.59%, 4/25/2048 (a) (n)	8,920	9,088

Series 2015-K46, Class C, 3.69%, 4/25/2048 (a) (n)	3,545	3,564

Series 2015-K48, Class B, 3.64%, 8/25/2048 (a) (n)	16,085	16,460

Series 2015-K51, Class B, 3.95%, 10/25/2048 (a) (n)	2,750	2,848

Series 2016-K55, Class B, 4.16%, 4/25/2049 (a) (n)	10,000	10,500

Series 2016-K56, Class B, 3.94%, 6/25/2049 (a) (n)	3,549	3,686

Series 2016-K722, Class B, 3.87%, 7/25/2049 (a) (n)	8,010	8,156

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	133

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2017-K68, Class B, 3.84%, 10/25/2049 (a) (n)	9,423	9,817

Series 2016-K59, Class B, 3.58%, 11/25/2049 (a) (n)	4,714	4,804

Series 2017-K61, Class C, 3.69%, 12/25/2049 (a) (n)	5,345	5,344

Series 2017-K63, Class B, 3.87%, 2/25/2050 (a) (n)	11,895	12,370

Series 2017-K63, Class C, 3.87%, 2/25/2050 (a) (n)	5,000	5,097

Series 2018-K74, Class B, 4.09%, 2/25/2051 (a) (n)	10,000	10,425

FRR Re-REMIC Trust

Series 2018-C1, Class C720, PO, 8/27/2047 ‡ (a)	7,500	7,368

Series 2018-C1, Class B720, 1.65%, 8/27/2047 ‡ (a) (n)	4,500	4,455

Series 2018-C1, Class A720, 3.01%, 8/27/2047 (a)	6,500	6,458

Series 2018-C1, Class BK43, 2.83%, 2/27/2048 ‡ (a) (n)	8,000	7,681

Series 2018-C1, Class AK43, 3.05%, 2/27/2048 (a)	5,000	4,888

Series 2018-C1, Class A725, 2.76%, 2/27/2050 (a)	3,000	2,935

Series 2018-C1, Class B725, 2.97%, 2/27/2050 ‡ (a) (n)	6,680	6,510

GS Mortgage Securities Trust Series 2019-GC38, Class A4, 3.97%, 2/10/2052	31,100	33,146

Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 7/10/2035 (a)	16,270	16,450

JPMCC Re-REMIC Trust

Series 2015-FRR2, Class AK36, 2.12%, 12/27/2046 (a) (n)	5,000	4,900

Series 2015-FRR2, Class BK39, PO, 8/27/2047 (a)	4,045	3,627

Series 2015-FRR2, Class AK39, 2.79%, 8/27/2047 (a) (n)	10,600	10,403

JPMorgan Chase Commercial Mortgage Securities Trust

Series 2005-CB11, Class X1, IO, 0.21%, 8/12/2037 ‡ (a) (n)	2,560	—	(j)

Series 2006-CB15, Class X1, IO, 0.30%, 6/12/2043 ‡ (n)	1,564	—	(j)

KKR Industrial Portfolio Trust Series 2021-KDIP, Class F, 2.24%, 12/15/2037 ‡ (a) (n)	3,938	3,819

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

MHC Commercial Mortgage Trust Series 2021-MHC, Class F, 2.79%, 4/15/2038 ‡ (a) (n)	24,400	23,850

MRCD MARK Mortgage Trust Series 2019-PARK, Class F, 2.72%, 12/15/2036 ‡ (a)	42,000	39,314

Multi-Family Connecticut Avenue Securities Trust

Series 2019-01, Class M10, 3.44%, 10/15/2049 (a) (n)	3,412	3,264

Series 2020-01, Class M10, 3.94%, 3/25/2050 (a) (n)	10,000	9,669

NW Re-REMIC TRUST Series 2021-FRR1, Class BK88, 2.68%, 12/18/2051 ‡ (a)	9,150	7,845

PFP Ltd. (Cayman Islands)

Series 2021-7, Class C, 1.78%, 4/14/2038 ‡ (a) (n)	8,415	8,301

Series 2021-7, Class D, 2.53%, 4/14/2038 ‡ (a) (n)	14,539	14,368

SBALR Commercial Mortgage Trust

Series 2020-RR1, Class XA, IO, 1.27%, 2/13/2053 (a) (n)	69,750	5,534

Series 2020-RR1, Class A3, 2.83%, 2/13/2053 (a)	40,000	39,033

Series RR Trust

Series 2015-1, Class A, PO, 4/26/2048 (a)	3,000	2,694

Series 2015-1, Class B, PO, 4/26/2048 (a)	19,000	16,806

UBS Commercial Mortgage Trust Series 2012-C1, Class XA, IO, 1.65%, 5/10/2045 (a) (n)	39	—	(j)

UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (a)	2,191	2,189

UBS-Barclays Commercial Mortgage Trust

Series 2012-C2, Class XA, IO, 1.25%, 5/10/2063 ‡ (a) (n)	9,489	13

Series 2012-C2, Class A4, 3.53%, 5/10/2063	1,319	1,319

VNDO Mortgage Trust Series 2012-6AVE, Class A, 3.00%, 11/15/2030 (a)	5,291	5,328

Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class XC, IO, 0.00%, 12/15/2043 ‡ (a) (n)	217	—	(j)

Wells Fargo Commercial Mortgage Trust Series 2015-C30, Class A4, 3.66%, 9/15/2058	7,598	7,834

WFRBS Commercial Mortgage Trust Series 2013-C11, Class D, 4.24%, 3/15/2045 ‡ (a) (n)	6,640	6,511

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (a)	20,837	21,288

Total Commercial Mortgage-Backed Securities (Cost $1,916,284)		1,939,388

Collateralized Mortgage Obligations — 5.8%

ACC 0.00%, 9/15/2022 ‡	5,580	5,606

Acrc 5.25%, 11/15/2026 ‡	40,000	40,000

Alternative Loan Trust

Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	5	5

Series 2003-J3, Class 2A1, 6.25%, 12/25/2033	14	14

Series 2004-22CB, Class 1A1, 6.00%, 10/25/2034	329	335

Series 2005-23CB, Class A2, 5.50%, 7/25/2035	166	155

Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	677	614

Series 2005-86CB, Class A11, 5.50%, 2/25/2036	343	261

Series 2006-26CB, Class A9, 6.50%, 9/25/2036	119	82

American General Mortgage Loan Trust Series 2006-1, Class A5, 5.75%, 12/25/2035 (a) (n)	3	3

Anchor Mortgage Trust Series 2021-1, Class A2, 3.65%, 10/25/2026 (a) (e)	12,857	12,727

Areit Frn 0.00%, 8/17/2026 ‡	30,000	30,000

Banc of America Alternative Loan Trust Series 2004-6, Class 4A1, 5.00%, 7/25/2019	10	10

Banc of America Funding Trust

Series 2005-5, Class 3A5, 5.50%, 8/25/2035	1,285	1,308

Series 2005-7, Class 30, PO, 11/25/2035 ‡	36	35

Banc of America Mortgage Trust Series 2004-F, Class 1A1, 2.45%, 7/25/2034 (n)	78	79

Bayview Opportunity Master Fund IVB LP 3.20%, 1/10/2031 ‡ (n)	7,354	7,353

Bayview Opportunity Master Fund Trust Series 2014-1SBC, Zero Coupon, 1/10/2031 ‡	3,400	3,509

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Bear Stearns ARM Trust Series 2003-7, Class 3A, 2.48%, 10/25/2033 (n)	16		16

Bear Stearns Mortgage Securities, Inc. Series 1997-6, Class 1A, 6.33%, 3/25/2031 (n)	—	(j)	—	(j)

Camden 0.00%, 9/15/2031 ‡	3,588		3,588

Cascade MH Asset Trust

Series 2021-MH1, Class B1, 4.57%, 2/25/2046 ‡ (a)	2,500		2,486

Series 2021-MH1, Class B2, 5.57%, 2/25/2046 ‡ (a)	2,550		2,539

Chase Mortgage Finance Trust Series 2007-A2, Class 2A1, 2.38%, 6/25/2035 (n)	398		403

CHL Mortgage Pass-Through Trust

Series 2004-8, Class 2A1, 4.50%, 6/25/2019	4		—	(j)

Series 2004-3, Class A25, 5.75%, 4/25/2034	88		87

Series 2004-5, Class 2A9, 5.25%, 5/25/2034	112		114

Series 2005-22, Class 2A1, 2.48%, 11/25/2035 (n)	182		173

Citicorp Mortgage Securities Trust Series 2006-1, Class 2A1, 5.00%, 2/25/2021	6		6

Citigroup Mortgage Loan Trust, Inc.

Series 2004-UST1, Class A3, 2.02%, 8/25/2034 (n)	40		41

Series 2004-HYB4, Class AA, 0.52%, 12/25/2034 (n)	31		33

Credit Suisse First Boston Mortgage Securities Corp. (Switzerland)

Series 2005-7, Class 5A1, 4.75%, 8/25/2020	1		—	(j)

Series 2005-1, Class 1A16, 5.50%, 2/25/2035	33		33

CSFB Mortgage-Backed Pass-Through Certificates

Series 2005-10, Class 6A13, 5.50%, 11/25/2035	203		118

Series 2005-10, Class 10A4, 6.00%, 11/25/2035	207		75

CVS Pass-Through Trust

Series 2009, 8.35%, 7/10/2031 (a)	255		316

5.77%, 1/10/2033 (a)	324		368

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	135

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-3, Class 4A, PO, 6/25/2035 ‡	7		6

DLJ Mortgage Acceptance Corp. Series 1993-19, Class A7, 6.75%, 1/25/2024	33		32

FHLMC — GNMA

Series 24, Class J, 6.25%, 11/25/2023	47		48

Series 23, Class KZ, 6.50%, 11/25/2023	6		6

Series 31, Class Z, 8.00%, 4/25/2024	4		4

FHLMC, REMIC

Series 1316, Class Z, 8.00%, 6/15/2022	—	(j)	—	(j)

Series 1343, Class LB, 7.50%, 8/15/2022	—	(j)	—	(j)

Series 1351, Class TF, HB, 1,010.00%, 8/15/2022	—	(j)	—	(j)

Series 1456, Class Z, 7.50%, 1/15/2023	2		2

Series 1543, Class VN, 7.00%, 7/15/2023	18		18

Series 1911, Class SD, IF, IO, 10.17%, 7/15/2023 (n)	7		—	(j)

Series 2033, Class K, 6.05%, 8/15/2023	24		25

Series 1577, Class PV, 6.50%, 9/15/2023	18		19

Series 1608, Class L, 6.50%, 9/15/2023	41		42

Series 3890, Class ET, 5.50%, 11/15/2023	17		17

Series 1630, Class PK, 6.00%, 11/15/2023	15		16

Series 1611, Class Z, 6.50%, 11/15/2023	38		40

Series 1628, Class LZ, 6.50%, 12/15/2023	31		32

Series 2756, Class NA, 5.00%, 2/15/2024	25		26

Series 1671, Class I, 7.00%, 2/15/2024	11		11

Series 1671, Class QC, IF, 10.00%, 2/15/2024 (n)	7		7

Series 1695, Class G, HB, IF, 30.45%, 3/15/2024 (n)	3		3

Series 1710, Class GB, HB, IF, 45.84%, 4/15/2024 (n)	2		2

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2989, Class TG, 5.00%, 6/15/2025	71	74

Series 3005, Class ED, 5.00%, 7/15/2025	113	118

Series 4030, Class IL, IO, 3.50%, 4/15/2027	559	30

Series 4060, Class TB, 2.50%, 6/15/2027	4,000	3,989

Series 2022, Class PE, 6.50%, 1/15/2028	10	10

Series 2036, Class PG, 6.50%, 1/15/2028	58	62

Series 2089, Class PJ, IO, 7.00%, 10/15/2028	12	1

Series 2091, Class PG, 6.00%, 11/15/2028	171	186

Series 2116, Class ZA, 6.00%, 1/15/2029	41	45

Series 2148, Class ZA, 6.00%, 4/15/2029	11	12

Series 2995, Class FT, 0.44%, 5/15/2029 (n)	62	62

Series 2530, Class SK, IF, IO, 7.91%, 6/15/2029 (n)	184	21

Series 2201, Class C, 8.00%, 11/15/2029	31	35

Series 3648, Class CY, 4.50%, 3/15/2030	328	348

Series 3737, Class DG, 5.00%, 10/15/2030	92	96

Series 2293, Class ZA, 6.00%, 3/15/2031	62	68

Series 2310, Class Z, 6.00%, 4/15/2031	9	10

Series 2313, Class LA, 6.50%, 5/15/2031	4	4

Series 2325, Class JO, PO, 6/15/2031	37	35

Series 2330, Class PE, 6.50%, 6/15/2031	97	109

Series 2410, Class QB, 6.25%, 2/15/2032	236	260

Series 2534, Class SI, HB, IF, 20.56%, 2/15/2032 (n)	27	35

Series 2427, Class GE, 6.00%, 3/15/2032	413	465

Series 2430, Class WF, 6.50%, 3/15/2032	307	349

Series 2594, Class IV, IO, 7.00%, 3/15/2032	52	6

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2643, Class SA, HB, IF, 44.26%, 3/15/2032 (n)	8	12

Series 2466, Class DH, 6.50%, 6/15/2032	36	40

Series 4146, Class KI, IO, 3.00%, 12/15/2032	3,254	337

Series 2543, Class YX, 6.00%, 12/15/2032	167	186

Series 2557, Class HL, 5.30%, 1/15/2033	111	122

Series 2586, IO, 6.50%, 3/15/2033	187	18

Series 2610, Class UI, IO, 6.50%, 5/15/2033	149	30

Series 2764, Class S, IF, 13.27%, 7/15/2033 (n)	22	25

Series 2656, Class AC, 6.00%, 8/15/2033	84	95

Series 2733, Class SB, IF, 7.84%, 10/15/2033 (n)	211	230

Series 3005, Class PV, IF, 12.43%, 10/15/2033 (n)	2	2

Series 2699, Class W, 5.50%, 11/15/2033	159	178

Series 2990, Class SL, HB, IF, 23.79%, 6/15/2034 (n)	8	9

Series 3611, PO, 7/15/2034	42	38

Series 2845, Class QH, 5.00%, 8/15/2034	120	131

Series 2912, Class EH, 5.50%, 1/15/2035	605	679

Series 4710, Class UV, 4.00%, 2/15/2035	606	607

Series 3059, Class B, 5.00%, 2/15/2035	3	3

Series 2980, Class QB, 6.50%, 5/15/2035	19	22

Series 3031, Class BN, HB, IF, 21.13%, 8/15/2035 (n)	239	362

Series 3117, Class EO, PO, 2/15/2036	81	73

Series 3134, PO, 3/15/2036	24	22

Series 3152, Class MO, PO, 3/15/2036	164	150

Series 3184, Class YO, PO, 3/15/2036	308	267

Series 3138, PO, 4/15/2036	26	23

Series 3187, Class Z, 5.00%, 7/15/2036	725	790

Series 3542, Class TN, IF, 6.00%, 7/15/2036 (n)	14	16

Series 3201, Class IN, IF, IO, 6.14%, 8/15/2036 (n)	130	16

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3202, Class HI, IF, IO, 6.46%, 8/15/2036 (n)	571	103

Series 3855, Class AM, 6.50%, 11/15/2036	133	148

Series 3274, Class B, 6.00%, 2/15/2037	72	79

Series 3292, Class DO, PO, 3/15/2037	43	39

Series 3306, Class TC, IF, 2.40%, 4/15/2037 (n)	13	13

Series 3306, Class TB, IF, 2.94%, 4/15/2037 (n)	14	15

Series 3305, Class IW, IF, IO, 6.26%, 4/15/2037 (n)	225	16

Series 3331, PO, 6/15/2037	34	30

Series 3605, Class NC, 5.50%, 6/15/2037	418	468

Series 3383, Class OP, PO, 11/15/2037	57	52

Series 3409, Class DB, 6.00%, 1/15/2038	314	357

Series 3546, Class A, 1.63%, 2/15/2039 (n)	57	58

Series 3531, Class SM, IF, IO, 5.91%, 5/15/2039 (n)	17	3

Series 3572, Class JS, IF, IO, 6.61%, 9/15/2039 (n)	71	8

Series 3592, Class BZ, 5.00%, 10/15/2039	1,712	1,862

Series 3610, Class CA, 4.50%, 12/15/2039	152	164

Series 3609, Class SA, IF, IO, 6.15%, 12/15/2039 (n)	408	45

Series 3653, Class HJ, 5.00%, 4/15/2040	85	94

Series 3677, Class PB, 4.50%, 5/15/2040	1,079	1,140

Series 3852, Class TP, IF, 5.50%, 5/15/2041 (n)	123	131

Series 4796, Class CZ, 4.00%, 5/15/2048	16,202	16,977

Series 4830, Class WZ, 4.00%, 9/15/2048	16,370	17,056

FHLMC, STRIPS

Series 186, PO, 8/1/2027	76	73

Series 262, Class 35, 3.50%, 7/15/2042	2,277	2,380

Series 279, Class 35, 3.50%, 9/15/2042	613	637

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	137

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 323, Class 300, 3.00%, 1/15/2044	2,454	2,492

Series 334, Class 300, 3.00%, 8/15/2044	2,206	2,247

FHLMC, Structured Pass-Through Certificates, Whole Loan Series T-76, Class 2A, 1.55%, 10/25/2037 (n)	236	238

First Horizon Alternative Mortgage Securities Trust Series 2004-AA3, Class A1, 2.37%, 9/25/2034 (n)	77	76

First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1, 3.36%, 12/25/2034 (n)	61	63

FMC GMSR Issuer Trust

3.69%, 2/25/2024 (a)	52,515	52,515

Series 2020-GT1, Class A, 4.45%, 1/25/2026(a) (n)	15,000	14,973

Series 2021-GT1, Class B, 4.36%, 7/25/2026 ‡ (a) (n)	8,000	7,689

Series 2021-GT2, Class B, 4.44%, 10/25/2026 ‡ (a) (n)	22,603	21,958

FNMA Trust, Whole Loan

Series 2003-W3, Class 2A5, 5.36%, 6/25/2042	9	10

Series 2003-W6, Class 1A41, 5.40%, 10/25/2042	103	112

Series 2004-W2, Class 1A, 6.00%, 2/25/2044	129	141

Series 2004-W9, Class 1A3, 6.05%, 2/25/2044	239	263

Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	37	42

Series 2004-W8, Class 3A, 7.50%, 6/25/2044	88	98

Series 2005-W4, Class 1A1, 6.00%, 8/25/2045	163	179

FNMA, Grantor Trust, Whole Loan

Series 2001-T12, IO, 0.49%, 8/25/2041 (n)	9,445	99

Series 2002-T4, IO, 0.40%, 12/25/2041 (n)	20,810	151

Series 2002-T4, Class A2, 7.00%, 12/25/2041	239	270

Series 2002-T4, Class A4, 9.50%, 12/25/2041	405	475

Series 2002-T19, Class A1, 6.50%, 7/25/2042	350	394

Series 2002-T16, Class A2, 7.00%, 7/25/2042	414	478

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2004-T2, Class 1A3, 7.00%, 11/25/2043	138		157

Series 2004-T2, Class 1A4, 7.50%, 11/25/2043	156		174

Series 2004-T1, Class 1A1, 6.00%, 1/25/2044	167		185

Series 2004-T3, Class 14, IO, 0.60%, 2/25/2044 (n)	3,274		45

FNMA, REMIC

Series 1992-31, Class M, 7.75%, 3/25/2022	—	(j)	—	(j)

Series G92-30, Class Z, 7.00%, 6/25/2022	—	(j)	—	(j)

Series 1992-101, Class J, 7.50%, 6/25/2022	—	(j)	—	(j)

Series 1992-79, Class Z, 9.00%, 6/25/2022	—	(j)	—	(j)

Series G92-62, Class B, PO, 10/25/2022	—	(j)	—	(j)

Series 1995-4, Class Z, 7.50%, 10/25/2022	3		4

Series 1992-200, Class SK, HB, IF, 25.43%, 11/25/2022 (n)	3		3

Series 2003-17, Class EQ, 5.50%, 3/25/2023	24		24

Series 1993-23, Class PZ, 7.50%, 3/25/2023	1		1

Series 1993-56, Class PZ, 7.00%, 5/25/2023	5		5

Series 1993-60, Class Z, 7.00%, 5/25/2023	3		3

Series 1993-79, Class PL, 7.00%, 6/25/2023	5		5

Series 1993-141, Class Z, 7.00%, 8/25/2023	12		12

Series 1993-149, Class M, 7.00%, 8/25/2023	7		7

Series 1993-205, Class H, PO, 9/25/2023	—	(j)	—	(j)

Series 1993-160, Class ZA, 6.50%, 9/25/2023	10		10

Series 1993-165, Class SA, IF, 19.40%, 9/25/2023 (n)	2		3

Series 1995-19, Class Z, 6.50%, 11/25/2023	49		51

Series 1993-255, Class E, 7.10%, 12/25/2023	2		2

Series 1993-247, Class SM, HB, IF, 29.84%, 12/25/2023 (n)	2		2

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 1994-29, Class Z, 6.50%, 2/25/2024	30	31

Series 1994-65, Class PK, PO, 4/25/2024	4	4

Series 1997-20, Class D, 7.00%, 3/17/2027	42	44

Series 1997-11, Class E, 7.00%, 3/18/2027	10	11

Series 1997-27, Class J, 7.50%, 4/18/2027	6	7

Series 2012-46, Class KI, IO, 3.50%, 5/25/2027	918	47

Series 1997-42, Class EG, 8.00%, 7/18/2027	61	67

Series 1997-63, Class ZA, 6.50%, 9/18/2027	36	37

Series 2013-13, Class IK, IO, 2.50%, 3/25/2028	3,576	175

Series 1998-66, Class FB, 0.54%, 12/25/2028 (n)	1	1

Series 1999-47, Class JZ, 8.00%, 9/18/2029	134	150

Series 2000-8, Class Z, 7.50%, 2/20/2030	69	77

Series 2001-36, Class ST, IF, IO, 8.31%, 11/25/2030 (n)	81	11

Series 2001-14, Class Z, 6.00%, 5/25/2031	51	55

Series 2001-16, Class Z, 6.00%, 5/25/2031	74	81

Series 2001-72, Class SB, IF, IO, 7.31%, 12/25/2031 (n)	198	20

Series 2001-81, Class HE, 6.50%, 1/25/2032	363	405

Series 2002-19, Class SC, IF, 13.97%, 3/17/2032 (n)	25	28

Series 2002-56, Class PE, 6.00%, 9/25/2032	445	497

Series 2002-86, Class PG, 6.00%, 12/25/2032	301	342

Series 2012-148, Class IE, IO, 3.00%, 1/25/2033	3,332	373

Series 2003-25, Class KP, 5.00%, 4/25/2033	953	1,029

Series 2003-22, Class Z, 6.00%, 4/25/2033	209	233

Series 2003-47, Class PE, 5.75%, 6/25/2033	265	292

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2003-64, Class SX, IF, 13.48%, 7/25/2033 (n)	16	19

Series 2003-91, Class SD, IF, 12.19%, 9/25/2033 (n)	5	5

Series 2003-130, Class HZ, 6.00%, 1/25/2034	7,294	8,104

Series 2004-72, Class F, 0.69%, 9/25/2034 (n)	67	67

Series 2005-19, Class PB, 5.50%, 3/25/2035	1,937	2,123

Series 2005-42, Class PS, IF, 16.53%, 5/25/2035 (n)	4	5

Series 2005-51, Class MO, PO, 6/25/2035	16	13

Series 2005-53, Class CS, IF, IO, 6.51%, 6/25/2035 (n)	355	27

Series 2005-65, Class KO, PO, 8/25/2035	54	49

Series 2005-72, Class WS, IF, IO, 6.56%, 8/25/2035 (n)	136	15

Series 2005-84, Class XM, 5.75%, 10/25/2035	71	77

Series 2005-90, Class ES, IF, 16.41%, 10/25/2035 (n)	32	40

Series 2005-106, Class US, HB, IF, 23.88%, 11/25/2035 (n)	31	40

Series 2006-9, Class KZ, 6.00%, 3/25/2036	174	195

Series 2006-22, Class AO, PO, 4/25/2036	96	88

Series 2006-27, Class OB, PO, 4/25/2036	706	623

Series 2006-27, Class OH, PO, 4/25/2036	31	28

Series 2006-20, Class IB, IF, IO, 6.40%, 4/25/2036 (n)	164	25

Series 2011-19, Class ZY, 6.50%, 7/25/2036	160	184

Series 2006-77, Class PC, 6.50%, 8/25/2036	143	159

Series 2006-110, PO, 11/25/2036	84	76

Series 2006-128, PO, 1/25/2037	89	80

Series 2007-10, Class Z, 6.00%, 2/25/2037	29	33

Series 2007-22, Class SC, IF, IO, 5.89%, 3/25/2037 (n)	33	1

Series 2008-93, Class AM, 5.50%, 6/25/2037	5	5

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	139

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2007-54, Class IB, IF, IO, 6.22%, 6/25/2037 (n)	2,969	462

Series 2007-68, Class IA, IO, 6.50%, 6/25/2037	5	—	(j)

Series 2007-109, Class YI, IF, IO, 6.26%, 12/25/2037 (n)	1,670	250

Series 2008-91, Class SI, IF, IO, 5.81%, 3/25/2038 (n)	390	37

Series 2010-70, Class SA, IF, IO, 6.00%, 4/25/2038 (n)	548	101

Series 2008-62, Class SM, IF, IO, 6.01%, 7/25/2038 (n)	520	53

Series 2009-29, Class LA, 1.37%, 5/25/2039 (n)	247	240

Series 2009-52, Class PI, IO, 5.00%, 7/25/2039	181	28

Series 2009-112, Class ST, IF, IO, 6.06%, 1/25/2040 (n)	307	50

Series 2009-112, Class SW, IF, IO, 6.06%, 1/25/2040 (n)	202	21

Series 2010-10, Class NT, 5.00%, 2/25/2040	714	795

Series 2010-49, Class SC, IF, 12.29%, 3/25/2040 (n)	107	130

Series 2010-35, Class SB, IF, IO, 6.23%, 4/25/2040 (n)	352	51

Series 2010-129, Class PZ, 4.50%, 11/25/2040	1,312	1,338

Series 2011-126, Class KB, 4.00%, 12/25/2041	11,439	12,080

Series 2016-33, Class JA, 3.00%, 7/25/2045	11,374	11,597

Series 2016-38, Class NA, 3.00%, 1/25/2046	8,486	8,770

Series 2007-71, Class GZ, 6.00%, 7/25/2047	114	121

Series 2019-20, Class H, 3.50%, 5/25/2049	8,455	8,682

FNMA, REMIC Trust, Whole Loan

Series 2002-W7, Class 1, IO, 0.89%, 6/25/2029 (n)	3,537	76

Series 2001-W3, Class A, 7.00%, 9/25/2041 (n)	158	167

Series 2002-W10, IO, 0.91%, 8/25/2042 (n)	1,889	38

Series 2003-W4, Class 2A, 5.42%, 10/25/2042 (n)	70	77

Series 2004-W11, Class 11, IO, 0.35%, 5/25/2044 (n)	9,547	92

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA, REMIC, Whole Loan Series 2009-89, Class A1, 5.41%, 5/25/2035	211	215

FNMA, STRIPS

Series 203, Class 2, IO, 8.00%, 2/25/2023	59	1

Series 266, Class 2, IO, 7.50%, 8/25/2024	17	1

Series 313, Class 1, PO, 6/25/2031	358	328

Series 380, Class S36, IF, IO, 7.71%, 7/25/2037 (n)	99	21

Series 383, Class 68, IO, 6.50%, 9/25/2037	59	11

Series 383, Class 86, IO, 7.00%, 9/25/2037 (n)	35	7

Series 383, Class 69, IO, 6.50%, 10/25/2037 (n)	81	15

Freedom Series 2021-SAVF1, IO, 4.90%, 3/25/2022 (n)	31,160	31,163

FTF 8.00%, 8/15/2024	13,500	10,868

GMACM Mortgage Loan Trust

Series 2003-J10, Class A1, 4.75%, 1/25/2019	13	13

Series 2005-AR3, Class 3A4, 2.92%, 6/19/2035 (n)	41	40

GNMA

Series 2014-60, Class W, 4.17%, 2/20/2029 (n)	616	634

Series 2002-13, Class QA, IF, IO, 7.92%, 2/16/2032 (n)	193	1

Series 2002-84, Class PH, 6.00%, 11/16/2032	326	326

Series 2003-18, Class PG, 5.50%, 3/20/2033	366	378

Series 2003-52, Class SB, IF, 11.33%, 6/16/2033 (n)	42	45

Series 2003-101, Class SK, IF, IO, 6.43%, 10/17/2033 (n)	657	2

Series 2004-2, Class SA, HB, IF, 20.14%, 1/16/2034 (n)	163	186

Series 2004-19, Class KE, 5.00%, 3/16/2034	1,435	1,536

Series 2004-86, Class SP, IF, IO, 5.94%, 9/20/2034 (n)	246	15

Series 2004-90, Class SI, IF, IO, 5.94%, 10/20/2034 (n)	267	30

Series 2010-31, Class SK, IF, IO, 5.94%, 11/20/2034 (n)	175	14

Series 2004-105, Class SN, IF, IO, 5.94%, 12/20/2034 (n)	597	41

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2005-56, Class IC, IO, 5.50%, 7/20/2035	40	6

Series 2006-26, Class S, IF, IO, 6.34%, 6/20/2036 (n)	409	42

Series 2006-33, Class PK, 6.00%, 7/20/2036	141	156

Series 2009-81, Class A, 5.75%, 9/20/2036	84	92

Series 2007-7, Class EI, IF, IO, 6.04%, 2/20/2037 (n)	659	78

Series 2007-9, Class CI, IF, IO, 6.04%, 3/20/2037 (n)	389	44

Series 2007-17, Class JO, PO, 4/16/2037	44	39

Series 2007-22, Class PK, 5.50%, 4/20/2037	674	734

Series 2007-16, Class KU, IF, IO, 6.49%, 4/20/2037 (n)	445	54

Series 2007-26, Class SC, IF, IO, 6.04%, 5/20/2037 (n)	129	15

Series 2007-24, Class SA, IF, IO, 6.35%, 5/20/2037 (n)	635	81

Series 2009-16, Class SJ, IF, IO, 6.64%, 5/20/2037 (n)	622	68

Series 2008-34, Class OC, PO, 6/20/2037	130	121

Series 2009-106, Class XL, IF, IO, 6.59%, 6/20/2037 (n)	220	29

Series 2009-79, Class OK, PO, 11/16/2037	94	87

Series 2007-67, Class SI, IF, IO, 6.35%, 11/20/2037 (n)	124	15

Series 2008-40, Class SA, IF, IO, 6.27%, 5/16/2038 (n)	494	73

Series 2008-40, Class PS, IF, IO, 6.37%, 5/16/2038 (n)	206	22

Series 2008-49, Class PH, 5.25%, 6/20/2038	681	735

Series 2008-55, Class PL, 5.50%, 6/20/2038	601	639

Series 2008-50, Class SA, IF, IO, 6.07%, 6/20/2038 (n)	943	100

Series 2009-12, Class IE, IO, 5.50%, 3/20/2039	243	23

Series 2009-75, Class IY, IO, 5.50%, 6/20/2039	293	20

Series 2009-72, Class SM, IF, IO, 6.12%, 8/16/2039 (n)	232	29

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2010-157, Class OP, PO, 12/20/2040	187	172

Series 2015-157, Class GA, 3.00%, 1/20/2045	442	448

Series 2012-H11, Class FA, 0.80%, 2/20/2062 (n)	3,585	3,609

Series 2012-H18, Class FA, 0.65%, 8/20/2062 (n)	909	912

Series 2013-H04, Class BA, 1.65%, 2/20/2063	34	34

Series 2013-H20, Class FB, 1.10%, 8/20/2063 (n)	2,867	2,885

Series 2013-H23, Class FA, 1.40%, 9/20/2063 (n)	4,379	4,425

Series 2015-H02, Class HA, 2.50%, 1/20/2065	2,383	2,399

Series 2015-H04, Class FL, 0.57%, 2/20/2065 (n)	5,644	5,653

Series 2015-H23, Class FB, 0.62%, 9/20/2065 (n)	5,406	5,424

Series 2015-H32, Class FH, 0.76%, 12/20/2065 (n)	576	581

Series 2016-H16, Class FD, 0.63%, 6/20/2066 (n)	7,144	7,076

Series 2016-H17, Class FC, 0.93%, 8/20/2066 (n)	4,778	4,830

Series 2016-H23, Class F, 0.85%, 10/20/2066 (n)	12,509	12,612

Series 2017-H08, Class XI, IO, 2.19%, 3/20/2067 (n)	15,800	1,269

Series 2017-H11, Class XI, IO, 2.01%, 5/20/2067 (n)	43,245	3,178

Series 2017-H14, Class XI, IO, 1.68%, 6/20/2067 (n)	16,387	1,068

Series 2017-H14, Class AI, IO, 2.02%, 6/20/2067 (n)	22,878	1,992

Series 2017-H23, Class FA, 0.58%, 10/20/2067 (n)	22,791	22,813

Series 2019-H09, Class FA, 0.60%, 5/20/2069 (n)	15,953	15,978

Series 2021-H10, Class AF, 1.55%, 6/20/2071 (n)	32,236	34,266

Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051 ‡	7,625	7,011

GSR Mortgage Loan Trust

Series 2003-7F, Class 1A4, 5.25%, 6/25/2033	40	41

Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	57	57

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	141

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2004-6F, Class 3A4, 6.50%, 5/25/2034	62	63

Series 2004-8F, Class 2A3, 6.00%, 9/25/2034	30	31

Series 2005-5F, Class 8A1, 0.69%, 6/25/2035 (n)	12	12

Series 2005-5F, Class 8A3, 0.69%, 6/25/2035 (n)	7	7

Headlands Residential LLC

Series 2017-RPL1, Class A, 3.88%, 11/25/2024 (a) (e)	11,950	11,942

Series 2021-RPL1, Class NOTE, 2.49%, 9/25/2026 (a) (n)	15,000	14,883

Home RE Ltd. (Bermuda) Series 2021-2, Class M1B, 1.65%, 1/25/2034 ‡ (a) (n)	9,565	9,456

Hunt Companies Finance Trust, Inc. 7.25%, 2/13/2025	26,750	26,750

Impac CMB Trust

Series 2004-10, Class 3A1, 0.89%, 3/25/2035 (n)	337	326

Series 2004-10, Class 3A2, 0.99%, 3/25/2035 (n)	211	198

Impac Secured Assets CMN Owner Trust Series 2003-2, Class A1, 5.50%, 8/25/2033	5	5

JPMorgan Mortgage Trust

Series 2004-S2, Class 5A1, 5.50%, 12/25/2019	32	31

Series 2006-A2, Class 5A3, 2.27%, 11/25/2033 (n)	60	61

Series 2006-A2, Class 4A1, 2.22%, 8/25/2034 (n)	92	96

Series 2004-S1, Class 3A1, 5.50%, 9/25/2034	18	20

Series 2004-S2, Class 4A5, 6.00%, 11/25/2034	282	280

Series 2007-A1, Class 5A2, 2.39%, 7/25/2035 (n)	28	28

LHOME Mortgage Trust Series 2019-RTL3, Class A1, 3.87%, 7/25/2024 (a)	2,305	2,307

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 2.62%, 4/21/2034 (n)	23	23

MASTR Alternative Loan Trust

Series 2004-10, Class 1A1, 4.50%, 9/25/2019	8	8

Series 2004-8, Class 6A1, 5.50%, 9/25/2019	1	1

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2005-1, Class 5A1, 5.50%, 1/25/2020	—	(j)	—	(j)

Series 2004-6, Class 7A1, 6.00%, 7/25/2034	239		249

Series 2004-6, Class 6A1, 6.50%, 7/25/2034	319		335

Series 2004-7, Class 30, PO, 8/25/2034‡	23		19

Series 2004-7, Class 3A1, 6.50%, 8/25/2034	17		18

MASTR Asset Securitization Trust

Series 2004-6, Class 15, PO, 7/25/2019‡	—	(j)	—	(j)

Series 2004-6, Class 3A1, 5.25%, 7/25/2019	—	(j)	—	(j)

Series 2004-P7, Class A6, 5.50%, 12/27/2033 (a)	39		37

MASTR Resecuritization Trust Series 2005-PO, Class 3, PO, 5/28/2035 ‡ (a)	13		10

Merrill Lynch Mortgage Investors Trust

Series 2004-C, Class A2, 0.94%, 7/25/2029 (n)	54		54

Series 2004-D, Class A3, 1.94%, 9/25/2029 (n)	60		60

Mill City Securities Ltd. (Cayman Islands) Series 2021-RS1, Class A2, 3.95%, 4/28/2066 (a) (n)	12,000		11,799

Morgan Stanley Mortgage Loan Trust

Series 2004-3, Class 4A, 5.63%, 4/25/2034 (n)	160		166

Series 2004-7AR, Class 2A6, 2.47%, 9/25/2034 (n)	54		55

MRA Issuance Trust Series 2021-EBO2, Class A, 2.84%, 12/31/2049 (a) (n)	46,000		46,000

NACC Reperforming Loan REMIC Trust

Series 2004-R2, Class A1, 6.50%, 10/25/2034 (a) (n)	90		87

Ocwen Series 2021-GNMSR1, 5.00%, 3/15/2022	23,600		23,640

PHH Mortgage Trust Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	41		42

PMT Credit Risk Transfer Trust Series 2021-1R, Class A, 3.09%, 2/27/2024 (a) (n)	21,294		21,616

Prime Mortgage Trust Series 2004-CL1, Class 1A1, 6.00%, 2/25/2034	64		65

PRPM LLC Series 2021-2, Class A1, 2.12%, 3/25/2026 (a) (n)	19,133		18,784

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Radnor RE Ltd. (Bermuda) Series 2021-1, Class M1B, 1.75%, 12/27/2033 ‡ (a) (n)	3,500	3,465

RALI Trust

Series 2003-QS14, Class A1, 5.00%, 7/25/2018	2	1

Series 2005-QS5, Class A4, 5.75%, 4/25/2035	1,006	950

RCO VI Mortgage LLC Series 2022-1, Class A1, 3.00%, 1/25/2027 (a) (e)	30,000	29,593

Residential Asset Securitization Trust

Series 2003-A8, Class A1, 3.75%, 10/25/2018	8	8

Series 2006-A6, Class 2A13, 6.00%, 7/25/2036	99	74

RFMSI Trust Series 2005-SA4, Class 1A1, 2.26%, 9/25/2035 (n)	19	16

RSFR Series 2020-1, Class PT, 4.21%, 2/17/2025 (a) (e)	29,535	29,253

SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 8/25/2036 (a)	15	15

SART Series 2017-1, 4.75%, 7/15/2024	7,636	7,738

Seasoned Credit Risk Transfer Trust

Series 2019-3, Class M55D, 4.00%, 10/25/2058 ‡	14,961	15,677

Series 2019-4, Class MB, 3.00%, 2/25/2059 ‡	42,943	44,423

Series 2021-1, Class BXS, 13.64%, 9/25/2060 ‡ (a) (n)	10,550	9,840

Series 2021-2, Class BXS, 10.22%, 11/25/2060 ‡ (a) (n)	4,998	4,732

Sequoia Mortgage Trust Series 2004-8, Class A2, 1.51%, 9/20/2034 (n)	229	234

Sonoran Auto Receivables Trust Series 2018-1, 4.76%, 6/15/2025	10,902	11,082

Structured Adjustable Rate Mortgage Loan Trust Series 2004-14, Class 1A, 2.62%, 10/25/2034 (n)	66	68

Structured Asset Securities Corp.

Series 2003-37A, Class 2A, 2.03%, 12/25/2033 (n)	72	74

Series 2003-37A, Class 1A, 2.80%, 12/25/2033 (n)	529	548

Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2003-26A, Class 3A5, 2.27%, 9/25/2033 (n)	386	398

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Towd Point Mortgage Trust

Series 2021-R1, Class A1, 2.92%, 11/30/2060 (a) (n)	38,095	37,711

Series 2021-R1, Class A2C, 3.31%, 11/30/2060 (a)	30,000	29,766

Vendee Mortgage Trust

Series 1996-2, Class 1Z, 6.75%, 6/15/2026	144	155

Series 1998-1, Class 2E, 7.00%, 3/15/2028	427	457

Series 1999-1, Class 2Z, 6.50%, 1/15/2029	65	70

WaMu Mortgage Pass-Through Certificates Trust

Series 2003-AR8, Class A, 2.70%, 8/25/2033 (n)	83	85

Series 2003-AR9, Class 1A6, 2.52%, 9/25/2033 (n)	62	62

Series 2004-AR3, Class A1, 2.60%, 6/25/2034 (n)	23	23

Series 2004-AR3, Class A2, 2.60%, 6/25/2034 (n)	208	212

Series 2004-S2, Class 2A4, 5.50%, 6/25/2034	136	137

Series 2004-AR11, Class A, 2.36%, 10/25/2034 (n)	174	172

Series 2005-AR2, Class 2A21, 0.85%, 1/25/2045 (n)	26	26

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2005-4, Class CB7, 5.50%, 6/25/2035	320	321

Washington Mutual MSC Mortgage Pass-Through Certificates Trust Series 2004-RA1, Class 2A, 7.00%, 3/25/2034	174	183

Wells Fargo Mortgage-Backed Securities Trust

Series 2004-K, Class 1A2, 2.62%, 7/25/2034 (n)	62	62

Series 2004-U, Class A1, 2.77%, 10/25/2034 (n)	125	124

ZH Trust Series 2021-2, Class B, 3.51%, 10/17/2027 ‡ (a)	18,975	18,033

Zillow Cspa 0.00%, 7/15/2022	6,063	6,066

Total Collateralized Mortgage Obligations (Cost $972,852)		962,063

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	143

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — 0.8%

Arab Republic of Egypt (Egypt)

3.88%, 2/16/2026 (a)	5,702	4,939

7.50%, 1/31/2027 (i)	3,300	3,168

8.15%, 11/20/2059 (a)	2,900	2,175

Dominican Republic Government Bond (Dominican Republic)

5.95%, 1/25/2027 (i)	2,500	2,600

4.88%, 9/23/2032 (a)	1,310	1,190

6.00%, 2/22/2033 (a)	4,043	3,972

5.30%, 1/21/2041 (a)	5,891	5,045

5.88%, 1/30/2060 (a)	3,545	2,983

Federal Republic of Nigeria (Nigeria)

6.50%, 11/28/2027 (i)	6,550	6,222

6.13%, 9/28/2028 (a)	2,880	2,656

7.14%, 2/23/2030 (i)	2,700	2,518

8.75%, 1/21/2031 (i)	3,800	3,715

7.38%, 9/28/2033 (a)	2,327	2,074

Hungary Government Bond (Hungary) 3.13%, 9/21/2051 (a)	2,533	2,083

Islamic Republic of Pakistan (Pakistan) 6.00%, 4/8/2026 (a)	5,784	5,279

Kingdom of Bahrain (Bahrain)

7.00%, 10/12/2028 (i)	2,500	2,644

5.45%, 9/16/2032 (a)	1,677	1,543

Province of Alberta (Canada) 3.30%, 3/15/2028	24,500	26,042

Province of Manitoba (Canada) 2.13%, 6/22/2026	1,250	1,255

Province of Quebec (Canada)

7.13%, 2/9/2024	2,220	2,446

6.35%, 1/30/2026	300	346

Republic of Belarus (Belarus)

6.88%, 2/28/2023 (i)	1,400	210

6.38%, 2/24/2031 (a)	2,430	365

Republic of Colombia (Colombia) 10.38%, 1/28/2033	370	500

Republic of Cote d’Ivoire (Ivory Coast)

5.75%, 12/31/2032 (e) (i)	1,314	1,269

6.13%, 6/15/2033 (i)	866	833

6.88%, 10/17/2040 (i)	EUR 3,400	3,468

Republic of El Salvador (El Salvador) 7.12%, 1/20/2050 (i)	2,965	1,447

Republic of Ghana (Ghana)

Zero Coupon, 4/7/2025 (a)	5,100	2,979

7.63%, 5/16/2029 (i)	2,430	1,640

8.63%, 6/16/2049 (i)	2,600	1,684

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Republic of Kenya (Kenya)

8.00%, 5/22/2032 (i)	5,300	4,968

6.30%, 1/23/2034 (a)	4,299	3,579

8.25%, 2/28/2048 (i)	1,500	1,298

Republic of Paraguay (Paraguay)

5.00%, 4/15/2026 (i)	1,080	1,127

3.85%, 6/28/2033 (a)	503	478

5.60%, 3/13/2048 (i)	2,489	2,490

5.40%, 3/30/2050 (i)	7,500	7,345

Republic of Senegal (Senegal) 6.75%, 3/13/2048 (i)	3,800	3,203

Republic of South Africa (South Africa) 4.30%, 10/12/2028	2,442	2,343

Sultanate of Oman Government Bond (Oman)

5.63%, 1/17/2028 (i)	2,850	2,893

6.25%, 1/25/2031 (a)	1,193	1,232

United Mexican States (Mexico)

3.75%, 1/11/2028	376	387

5.00%, 4/27/2051	2,420	2,453

Total Foreign Government Securities (Cost $152,501)		133,086

Loan Assignments — 0.4% (o)

Auto Components — 0.0% (g)

Adient US LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.46%, 4/10/2028 (b)	4,627	4,600

Beverages — 0.0% (g)

Triton Water Holdings, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.00%, 3/31/2028 (b)	4,975	4,848

Chemicals — 0.0% (g)

Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 1.97%, 6/1/2024 (b)	1,147	1,133

Construction & Engineering — 0.0% (g)

Thor, 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 4.25%), 4.25%, 5/15/2025 ‡ (b)	2,996	3,008

Containers & Packaging — 0.2%

Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%; 1 Month SOFR + 3.25%), 3.36%, 4/3/2024 (b)	6,500	6,384

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Containers & Packaging — continued

Graham Packaging, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.75%, 8/4/2027 (b)	3,452	3,414

		9,798

Electrical Equipment — 0.0% (g)

Cortes NP Acquisition Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 2.86%, 3/2/2027 (b)	3,185	3,077

Food & Staples Retailing — 0.0% (g)

Moran Foods LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 7.00%), 7.00%, 3/29/2024 (b)	39	39

Moran Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 8.00%, 4/1/2024 ‡ (b)	292	289

Moran Foods LLC, Tranche A Second Lien Term Loan (ICE LIBOR USD 3 Month + 10.75%), 11.75%, 10/1/2024 (b)	1,636	1,341

		1,669

Internet & Direct Marketing Retail — 0.0% (g)

GoodRx, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.96%, 10/10/2025 (b)	5,608	5,550

IT Services — 0.0% (g)

MH Sub I LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 9/13/2024 (b)	3,245	3,219

Leisure Products — 0.0% (g)

FGI Operating Co. LLC, 1st Lien Term Loan

(ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2022 ‡ (b) (f)	149	16

(ICE LIBOR USD 3 Month + 4.25%), 4.25%, 12/31/2049 (b) (f)	789	–	(j)

		16

Machinery — 0.0% (g)

Alliance Laundry Systems LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.25%, 10/8/2027 (b)	4,409	4,363

Personal Products — 0.1%

Nestle Skin Health, Term Loan B (Luxembourg) (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 10/1/2026 (b)	6,227	6,190

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Road & Rail — 0.0% (g)

First Student Bidco, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 3.50%, 7/21/2028 (b)	3,086	3,041

First Student Bidco, Inc., 1st Lien Term Loan C (ICE LIBOR USD 3 Month + 3.00%), 3.50%, 7/21/2028 (b)	1,139	1,122

		4,163

Software — 0.1%

Greeneden U.S. Holdings I LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.75%, 12/1/2027 (b)	6,183	6,169

Specialty Retail — 0.0% (g)

AppleCaramel Buyer LLC, 1st Lien Term Loan B (3-MONTH PRIME + 3.00%), 6.25%, 10/19/2027 (b)	3,160	3,127

Claire’s Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.50%), 6.71%, 12/18/2026 (b) (p)	1,509	1,491

		4,618

Total Loan Assignments (Cost $62,317)		62,421

U.S. Government Agency Securities — 0.3%

Resolution Funding Corp. STRIPS

DN, 3.68%, 4/15/2030 (m)	43,000	36,234

3.74%, 4/15/2030 (m)	20,500	17,274

Total U.S. Government Agency Securities (Cost $48,580)		53,508

Municipal Bonds — 0.2% (q)

California — 0.1%

Alameda County Joint Powers Authority, Multiple Capital Projects Series 2010A, Rev., 7.05%, 12/1/2044	200	311

City of Los Angeles Department of Airports, Federally Taxable Build America Bonds Direct Payment to Issuer Series 2009C, Rev., 6.58%, 5/15/2039	1,000	1,299

Regents of the University of California Medical Center Pooled Series 2020N, Rev., 3.71%, 5/15/2120	1,820	1,825

State of California, Various Purpose GO, 7.35%, 11/1/2039	1,980	2,948

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	145

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

University of California, Taxable Series 2012AD, Rev., 4.86%, 5/15/2112	774	1,027

Total California		7,410

Colorado — 0.0% (g)

Colorado Health Facilities Authority, Covenant Living Communities and Services

Rev., 2.80%, 12/1/2026	1,400	1,416

Rev., 3.36%, 12/1/2030	2,350	2,417

Total Colorado		3,833

District of Columbia — 0.0% (g)

District of Columbia, Water and Sewer Authority, Public Utility, Senior Lien Series 2014A, Rev., 4.81%, 10/1/2114	345	467

Missouri — 0.0% (g)

Health and Educational Facilities Authority of the State of Missouri, The Washington University Series 2020A, Rev., 3.23%, 5/15/2050	3,000	3,054

New York — 0.0% (g)

New York State Dormitory Authority, State Personal Income Tax, General Purpose

Series 2010H, Rev., 5.29%, 3/15/2033	560	654

Series 2010H, Rev., 5.39%, 3/15/2040	1,165	1,486

Port Authority of New York and New Jersey, Consolidated

Series 164, Rev., 5.65%, 11/1/2040	1,450	1,878

Series 165, Rev., 5.65%, 11/1/2040	155	201

Series 174, Rev., 4.46%, 10/1/2062	740	887

Total New York		5,106

Ohio — 0.1%

American Municipal Power, Inc., Meldahl Hydroelectric Project Series 2010B, Rev., 7.50%, 2/15/2050	1,040	1,637

Ohio State University (The), General Receipts Series 2011-A, Rev., 4.80%, 6/1/2111	1,563	2,132

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — continued

Ohio University, General Receipts, Federally Taxable Rev., 5.59%, 12/1/2114	2,000	2,969

Total Ohio		6,738

Total Municipal Bonds (Cost $22,920)		26,608

	SHARES (000)
Common Stocks — 0.2%

Communications Equipment — 0.0% (g)

Goodman Networks, Inc. * ‡	39	–	(j)

Diversified Financial Services — 0.0% (g)

ACC Claims Holdings LLC * ‡ (r)	1,551	4

Diversified Telecommunication Services — 0.0% (g)

Intelsat Emergence SA (Luxembourg) * ‡	70	2,376

Energy Equipment & Services — 0.0% (g)

Telford Offshore Holdings Ltd. (Cayman Islands) * ‡	34	–	(j)

Food & Staples Retailing — 0.0% (g)

Moran Foods Backstop Equity * ‡	61	144

Independent Power and Renewable Electricity Producers — 0.0% (g)

Vistra Corp.	3	78

Internet & Direct Marketing Retail — 0.0% (g)

MYT Holding Co. * ‡	935	1,639

Media — 0.0% (g)

Clear Channel Outdoor Holdings, Inc. *	502	1,879

iHeartMedia, Inc., Class A *	126	2,713

		4,592

Oil, Gas & Consumable Fuels — 0.2%

Chesapeake Energy Corp.	6	432

EP Energy Corp. *	75	7,088

Gulfport Energy Corp. *	59	4,048

Oasis Petroleum, Inc.	20	2,695

		14,263

Professional Services — 0.0% (g)

Neiman Marcus Group Restricted Equity*	2	267

NMG, Inc.*	9	1,491

		1,758

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — 0.0% (g)

Claire’s Stores, Inc. * ‡	2	649

Total Common Stocks (Cost $15,228)		25,503

Preferred Stocks — 0.0% (g)

Communications Equipment — 0.0% (g)

Goodman Networks, Inc. * ‡	46	–	(j)

Internet & Direct Marketing Retail — 0.0% (g)

MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡	2,070	3,882

Total Preferred Stocks (Cost $2,145)		3,882

Convertible Preferred Stocks — 0.0% (g)

Specialty Retail — 0.0% (g)

Claire’s Stores, Inc. * ‡ (Cost $428)	1	3,332

	NO. OF WARRANTS (000)
Warrants — 0.0% (g)

Diversified Telecommunication Services — 0.0% (g)

Windstream Holdings, Inc.expiring 12/31/2049, price 10.75 USD * ‡	6	66

Media — 0.0% (g)

Nmg Research Ltd.expiring 9/24/2027, price 1.00 USD (United Kingdom) * ‡	33	715

Oil, Gas & Consumable Fuels — 0.0% (g)

Chesapeake Energy Corp.

expiring 2/9/2026, price 31.49 USD *	19	906

expiring 2/9/2026, price 27.08 USD *	17	884

expiring 2/9/2026, price 35.46 USD *	11	459

		2,249

Total Warrants (Cost $–(j))		3,030

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Convertible Bonds — 0.0% (g)

Oil, Gas & Consumable Fuels — 0.0% (g)

Gulfport Energy Corp. 15.00% (PIK), 4/7/2022 ‡ (c) (d) (h) (Cost $141)	—	(j)	729

	NO. OF RIGHTS ($000)
Rights — 0.0% (g)

Diversified Telecommunication Services — 0.0% (g)

Intelsat Jackson Holdings SA, expiring 12/5/2025 (Luxembourg) * ‡	15		–	(j)

Independent Power and Renewable Electricity Producers — 0.0% (g)

Vistra Corp., expiring 12/31/2049 * ‡	104		140

Total Rights (Cost $-)			140

	SHARES (000)
Short-Term Investments — 8.6%

Investment Companies — 8.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (s) (t) (Cost $1,432,618)	1,432,271		1,432,701

Investment of Cash Collateral from Securities Loaned — 0.0% (g)

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.10% (s) (t)	120		120

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (s) (t)	428		428

Total Investment of Cash Collateral from Securities Loaned (Cost $548)			548

Total Short-Term Investments (Cost $1,433,166)			1,433,249

Total Investments — 98.9% (Cost $16,669,176)			16,475,202
Other Assets Less Liabilities — 1.1%			184,590

NET ASSETS — 100.0%			16,659,792

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	147

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

Abbreviations

ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2022.
CDO	Collateralized Debt Obligations
CSMC	Credit Suisse Mortgage Trust
DN	Discount Notes
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of February 28, 2022. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
SPC	Special purpose company
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2022.
(c)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2022.
(d)	Security is an interest bearing note with preferred security characteristics.
(e)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2022.
(f)	Defaulted security.
(g)	Amount rounds to less than 0.1% of net assets.
(h)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(i)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(j)	Amount rounds to less than one thousand.
(k)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(l)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
(m)	The rate shown is the effective yield as of February 28, 2022.
(n)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.
(o)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(p)	Fund is subject to legal or contractual restrictions on the resale of the security.
(q)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(r)	The security or a portion of this security is on loan at February 28, 2022. The total value of securities on loan at February 28, 2022 is $1.
(s)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(t)	The rate shown is the current yield as of February 28, 2022.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

Futures contracts outstanding as of February 28, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

U.S. Treasury 2 Year Note	4,011	06/2022	USD	862,773	1,465
U.S. Treasury 5 Year Note	3,919	06/2022	USD	463,391	1,397
U.S. Treasury 10 Year Note	1,083	06/2022	USD	137,998	535

U.S. Treasury 10 Year Ultra Note	892	06/2022	USD	126,162	311

U.S. Treasury Ultra Bond	725	06/2022	USD	135,258	1,057

					4,765

Short Contracts

U.S. Treasury 5 Year Note	(297)	06/2022	USD	(35,118)	(141)

U.S. Treasury 10 Year Note	(453)	06/2022	USD	(57,722)	(365)

U.S. Treasury Long Bond	(66)	06/2022	USD	(10,358)	(147)

					(653)

					4,112

Abbreviations

USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of February 28, 2022 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
BRL	254,658	USD	48,031	Citibank, NA**	3/15/2022	1,227
CAD	61,210	USD	48,288	Goldman Sachs International	3/15/2022	7
CNY	307,995	USD	48,288	Standard Chartered Bank**	3/15/2022	412
MXN	994,060	USD	48,288	Goldman Sachs International	3/15/2022	137
USD	48,393	CAD	61,210	Goldman Sachs International	3/15/2022	99
USD	1,535	EUR	1,365	HSBC Bank, NA	3/15/2022	4
USD	12,228	EUR	10,694	State Street Corp.	3/15/2022	230
USD	48,688	ZAR	734,116	HSBC Bank, NA	3/15/2022	1,026

Total unrealized appreciation						3,142

EUR	12,059	USD	13,683	State Street Corp.	3/15/2022	(154)
USD	48,582	BRL	254,658	Bank of America NA**	3/15/2022	(676)
USD	48,345	CNY	307,995	BNP Paribas**	3/15/2022	(355)
USD	48,383	MXN	994,060	Citibank, NA	3/15/2022	(42)
ZAR	36,673	USD	2,397	Goldman Sachs International	3/15/2022	(16)
ZAR	697,443	USD	45,891	HSBC Bank, NA	3/15/2022	(610)

Total unrealized depreciation						(1,853)

Net unrealized appreciation						1,289

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	149

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

Abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
CNY	China Yuan
EUR	Euro
MXN	Mexican Peso
USD	United States Dollar
ZAR	South African Rand
**	Non-deliverable forward.

Over-the-Counter (“OTC”) Credit default swap contracts outstanding — buy protection (a) as of February 28, 2022 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	Notional Amount (c)		UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
Federative Republic of Brazil, 4.25%, 1/07/2025	1.00	Quarterly	Barclays Bank plc	6/20/2024	1.37	USD	75,000	744	(261)	483

Centrally Cleared Credit default swap contracts outstanding — buy protection (a) as of February 28, 2022 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)	UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.37-V1	5.00	Quarterly	12/20/2026	3.64	USD 92,400	(4,736)	(1,383)	(6,119)
CDX.NA.HY.37-V1	5.00	Quarterly	12/20/2026	3.64	USD 61,600	(3,234)	(846)	(4,080)

						(7,970)	(2,229)	(10,199)

(a)	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
(b)	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)	Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations

CDX	Credit Default Swap Index
USD	United States Dollar

Summary of total OTC swap contracts outstanding as of February 28, 2022 (amounts in thousands):

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets

OTC Credit default swap contracts outstanding — buy protection	744	483

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — 86.2% (a)

Aerospace & Defense — 1.4%

Spirit Aerosystems, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.25%, 1/15/2025 (b)	1,505	1,498

TransDigm Group, Inc., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.25%), 2.46%, 12/9/2025 (b)	3,300	3,241

Ultra Resources, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.25%, 11/17/2028 (b) (c)	2,685	2,662

Vertex Aerospace, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.75%, 12/6/2028 (b)	2,127	2,110

		9,511

Airlines — 0.4%

WestJet Airlines Ltd., 1st Lien Term Loan (Canada) (ICE LIBOR USD 3 Month + 3.00%), 4.00%, 12/11/2026 (b)	2,602	2,529

Auto Components — 2.3%

Adient US LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.46%, 4/10/2028 (b)	2,722	2,706

Dexko Global, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.25%, 10/4/2028 (b)	2,968	2,927

Dexko Global, Inc., Delay Draw Term Loan B-1 (3-MONTH UNFND + 0.00%), 4.25%, 10/4/2028 (b) (c)	477	470

Holley, Inc., Delayed Draw Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 11/17/2028 (b) (c)	9	9

Tenneco, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.21%, 10/1/2025 (b)	3,413	3,387

Truck Hero, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 4.00%, 1/31/2028 (b)	3,749	3,677

Wheel Pros, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 5.25%, 5/11/2028 (b)	2,929	2,894

		16,070

Automobiles — 0.3%

Holley, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 11/17/2028 (b)	2,445	2,423

Beverages — 0.8%

Triton Water Holdings, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.00%, 3/31/2028 (b)	4,109	4,004

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Beverages — continued

Tropicana, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 3.75%, 1/24/2029 (b)	1,423	1,410

Tropicana, Inc., Delayed Draw Term Loan (ICE LIBOR USD 3 Month + 3.75%), 3.75%, 1/24/2029 (b)	82	81

		5,495

Building Products — 1.5%

Advanced Drainage Systems, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.38%, 7/31/2026 (b)	1,208	1,206

Griffon Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 3.25%, 1/24/2029 (b) (c)	4,370	4,336

Quikrete Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 2.75%, 6/11/2028 (b) (c)	2,975	2,945

Summit Materials LLC, Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.21%, 11/21/2024 (b)	1,813	1,805

		10,292

Capital Markets — 0.4%

Duff & Phelps Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 4/9/2027 (b)	2,608	2,593

Chemicals — 3.4%

Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 1.97%, 6/1/2024 (b)	1,584	1,565

Gates Global LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 3.25%, 3/31/2027 (b)	5,720	5,635

Gemini HDPE LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 3.50%, 12/31/2027 (b)	2,773	2,748

INEOS Enterprises Holdings Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 8/28/2026 (b)	2,249	2,221

INEOS US Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.00%, 11/8/2028 (b) (c)	2,350	2,318

INEOS US Petrochem LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.25%, 1/29/2026 (b)	1,493	1,475

Momentive Performance Materials, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.42%, 5/15/2024 (b)	2,102	2,086

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	151

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Chemicals — continued

PQ Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 3.25%, 6/9/2028 (b)	2,577	2,552

Solenis International LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.25%, 11/9/2028 (b)	2,177	2,145

Trinseo Materials Operating SCA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.21%, 9/6/2024 (b)	1,230	1,213

		23,958

Commercial Services & Supplies — 3.0%

Allied Universal Holdco LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.25%, 5/12/2028 (b)	3,705	3,652

API Group DE, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 2.61%, 10/1/2026 (b)	3,175	3,139

Garda World Security, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 4.43%, 10/30/2026 (b)	2,000	1,977

Harsco Corp., Term Loan B-3 (ICE LIBOR USD 1 Month + 2.25%), 2.75%, 3/10/2028 (b)	2,045	2,016

Madison IAQ LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 3.75%, 6/21/2028 (b) (c)	5,369	5,278

Prime Security Services Borrower LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 4.50%, 9/23/2026 (b)	4,711	4,655

		20,717

Communications Equipment — 0.8%

CommScope, Inc., 1st Lien Term Loan B-2 (Netherlands) (ICE LIBOR USD 1 Month + 3.25%), 3.46%, 4/6/2026 (b)	5,897	5,745

Construction & Engineering — 1.2%

Osmose Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 6/23/2028 (b)	3,252	3,203

Pike Corp., Delayed Draw Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.21%, 1/21/2028 (b)	3,383	3,348

Zekelman Industries, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.14%, 1/24/2027 (b)	1,799	1,772

		8,323

Containers & Packaging — 3.6%

Altium Packaging LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.25%, 2/3/2028 (b)	2,719	2,658

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Containers & Packaging — continued

Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%; 1 Month SOFR + 3.25%), 3.36%, 4/3/2024 (b)	4,535	4,453

Graham Packaging, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.75%, 8/4/2027 (b)	4,343	4,296

LABL, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 5.50%, 10/29/2028 (b) (c)	3,746	3,718

Pactiv Evergreen Group Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 4.00%, 9/24/2028 (b)	2,795	2,759

Reynolds Group Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.46%, 2/5/2026 (b)	3,287	3,231

Ring Container Technologies Group, LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%; ICE LIBOR USD 6 Month + 3.75%), 4.27%, 8/12/2028 (b)	1,890	1,875

Tekni-Plex, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 4.50%, 9/15/2028 (b) (c)	1,812	1,801

Tekni-Plex, Inc., Delayed Draw Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.50%, 9/15/2028 (b) (c)	158	158

		24,949

Diversified Consumer Services — 2.1%

Conservice LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 4.47%, 5/13/2027 (b)	3,180	3,165

Ensemble RCM LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 4.05%, 8/3/2026 (b)	1,554	1,546

Interior Logic Group, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 4.25%, 4/3/2028 (b)	3,015	2,813

Spin Holdco, Inc., Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.75%, 3/4/2028 (b)	3,077	3,057

St. George’s University Scholastic Services LLC, 1st Lien Term Loan B 1-MONTH SOFR + 3.25%), 3.36%, 7/17/2025 (b)	4,109	4,052

		14,633

Diversified Financial Services — 1.1%

Quidditch Acquisition, Inc., 1st Lien Cov-Lite Term Loan ICE LIBOR USD 1 Month + 7.00%), 8.00%, 3/21/2025 (b)	1,559	1,504

SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Diversified Financial Services — continued

Sabre Holdings Corp., 1st Lien Term Loan B ICE LIBOR USD 1 Month + 3.50%), 4.00%, 12/17/2027 (b)	2,587	2,549

Trans Union LLC, Term Loan B6 (ICE LIBOR USD 1 Month + 2.00%), 2.50%, 12/1/2028 (b) (c)	3,602	3,560

		7,613

Diversified Telecommunication Services — 2.3%

CenturyLink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.46%, 3/15/2027 (b)	2,649	2,577

Cincinnati Bell, Inc., 1st Lien Term Loan B-2 (ICE LIBOR USD 3 Month + 3.25%), 3.75%, 11/22/2028 (b)	3,939	3,894

Intelsat Jackson Holdings SA, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 4.75%, 2/1/2029 (b) (c)	5,390	5,308

Intelsat Jackson Holdings SA, 1st Lien Term Loan (Luxembourg) (1-MONTH PRIME + 4.75%), 8.00%, 2/1/2029 (b) (c)	31	31

MetroNet Systems Holdings LLC, 1st Lien Term Loan B (1-MONTH SOFR + 3.75%), 4.50%, 6/2/2028 (b)	2,005	1,982

Numericable US LLC, 1st Lien Term Loan B (France) (ICE LIBOR USD 3 Month + 3.69%), 3.93%, 1/31/2026 (b)	2,653	2,605

		16,397

Electric Utilities — 1.9%

Astoria Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 12/10/2027 (b)	3,844	3,802

Carroll County Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 3.72%, 2/16/2026 (b)	2,678	2,611

Exelon Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 3.50%, 12/15/2027 (b)	3,980	3,962

PG&E Corp., Exit Term Loan (ICE LIBOR USD 3 Month + 3.00%), 3.50%, 6/23/2025 (b)	3,142	3,079

		13,454

Electrical Equipment — 1.5%

Brookfield WEC Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.25%, 8/1/2025 (b)	5,995	5,898

Cortes NP Acquisition Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 2.86%, 3/2/2027 (b)	4,412	4,263

		10,161

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electronic Equipment, Instruments & Components — 0.7%

Ingram Micro, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.00%, 6/30/2028 (b)	2,985	2,967

Mirion Technologies, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.75%), 3.25%, 10/20/2028 (b) (c)	2,125	2,096

		5,063

Energy Equipment & Services — 0.3%

Medallion Midland Acquisition LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.50%, 10/18/2028 (b)	1,962	1,939

Entertainment — 1.9%

Banijay Entertainment, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 3.86%, 3/1/2025 (b)	2,617	2,591

Cineworld Finance US, Inc., 1st Lien Term Loan B (United Kingdom) (ICE LIBOR USD 3 Month + 2.50%), 3.50%, 2/28/2025 (b)	1,621	1,251

Cineworld Finance US, Inc., 1st Lien Term Loan B (3-MONTH FIXED + 7.00%), 15.25%, 5/23/2024 (b)	207	245

Delta 2 (Lux) SARL, 1st Lien Term Loan B (United Kingdom) (ICE LIBOR USD 1 Month + 2.50%), 3.50%, 2/1/2024 (b)	2,466	2,442

NAI Entertainment Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.50%, 5/8/2025 (b)	1,383	1,355

WMG Acquisition Corp., 1st Lien Term Loan G (ICE LIBOR USD 1 Month + 2.13%), 2.33%, 1/20/2028 (b)	5,250	5,185

		13,069

Food & Staples Retailing — 1.5%

Moran Foods LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 7.00%), 7.00%, 3/29/2024 (b)	242	239

Moran Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 8.00%, 4/1/2024 ‡ (b)	1,801	1,783

Moran Foods LLC, Tranche A Second Lien Term Loan (ICE LIBOR USD 3 Month + 10.75%), 11.75%, 10/1/2024 (b)	3,956	3,243

United Natural Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.46%, 10/22/2025 (b)	2,342	2,330

Utz Quality Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.21%, 1/20/2028 (b) (c)	2,757	2,728

		10,323

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	153

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Food Products — 1.7%

Atkins Nutritionals, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 7/7/2024 (b)	1,648	1,646

B&G Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.71%, 10/10/2026 (b)	2,170	2,155

Hearthside Group Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.69%), 3.90%, 5/23/2025 (b)	1,641	1,592

Hostess Brands LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%; ICE LIBOR USD 3 Month + 2.25%), 3.00%, 8/3/2025 (b)	2,968	2,929

JBS USA LUX SA, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.00%), 2.11%, 5/1/2026 (b)	2,029	2,013

Shearer’s Foods LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.25%, 9/23/2027 (b)	1,590	1,533

		11,868

Health Care Equipment & Supplies — 2.0%

Chamberlain Group, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 4.00%, 11/3/2028 (b)	3,331	3,298

Insulet, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 5/4/2028 (b) (c)	4,485	4,454

Medline, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 10/23/2028 (b) (c)	6,005	5,942

		13,694

Health Care Providers & Services — 7.1%

Air Medical Group Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 5.25%, 10/2/2025 (b)	2,168	2,155

CVS Holdings I LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 4.46%, 8/31/2026 (b)	2,591	2,569

Envision Healthcare Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 3.96%, 10/10/2025 (b)	4,173	3,026

ICON Luxembourg SARL, 1st Lien Term Loan B (Luxembourg) (ICE LIBOR USD 3 Month + 2.25%), 2.75%, 7/3/2028 (b)	2,305	2,277

ICON Luxembourg SARL, 1st Lien Term Loan B (Ireland) (ICE LIBOR USD 3 Month + 2.25%), 2.75%, 7/3/2028 (b)	574	567

LifePoint Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 3.96%, 11/16/2025 (b)	3,749	3,704

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued

Option Care Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.25%, 10/27/2028 (b) (c)	2,930	2,904

PAREXEL International Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.00%, 11/15/2028 (b) (c)	5,616	5,567

Pathway Vet Alliance LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 3.96%, 3/31/2027 (b)	3,216	3,186

PCI Pharma Services, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 11/30/2027 (b)	4,125	4,098

Pearl Intermediate Parent LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.96%, 2/14/2025 (b)	1,993	1,965

Pearl Intermediate Parent LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 3.50%), 4.25%, 2/14/2025 (b)	4,330	4,296

PetVet Care Centers LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.36%, 2/14/2025 (b)	746	737

Radiology Partners, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 4.40%, 7/9/2025 (b) (c)	1,750	1,718

Sound Inpatient Physicians Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.96%, 6/27/2025 (b)	1,485	1,470

Tennessee Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.75%, 2/6/2024 (b)	1,932	1,840

U.S. Renal Care, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 5.13%, 6/26/2026 (b)	2,180	2,091

WIRB-Copernicus Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 4.00%; ICE LIBOR USD 3 Month + 4.00%), 5.00%, 1/8/2027 (b)	6,363	6,328

		50,498

Hotels, Restaurants & Leisure — 4.3%

1011778 BC ULC, 1st Lien Term Loan B (Canada) (ICE LIBOR USD 1 Month + 1.75%), 1.96%, 11/19/2026 (b)	2,065	2,025

Caesars Resort Collection LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 2.96%, 12/23/2024 (b) (c)	5,735	5,670

Enterprise Development Authority (The), 1st lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 5.00%, 2/28/2028 (b)	2,575	2,563

SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Hotels, Restaurants & Leisure — continued

IRB Holding Corp., 1st Lien Term Loan B

(ICE LIBOR USD 3 Month + 2.75%), 3.75%, 2/5/2025 (b)	2,860	2,831

(3-MONTH SOFR + 3.00%), 3.25%, 12/15/2027 (b)	1,806	1,787

Scientific Games Corp., 1st Lien Term Loan B-5 (ICE LIBOR USD 1 Month + 2.75%), 2.96%, 8/14/2024 (b) (c)	7,225	7,172

UFC Holdings LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 3 Month + 2.75%), 3.50%, 4/29/2026 (b)	3,986	3,928

Whataburger, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 8/3/2028 (b) (c)	4,100	4,045

		30,021

Household Durables — 0.9%

Cabinetworks, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 4.75%, 5/17/2028 (b)	1,751	1,661

MI Windows & Doors, Inc., 1st Lien Term Loan B (1-MONTH SOFR + 3.50%), 4.00%, 12/18/2027 (b)	1,316	1,311

Traeger Grills, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.00%, 6/29/2028 (b)	3,647	3,568

		6,540

Independent Power and Renewable Electricity Producers — 0.5%

Calpine Construction Finance Co. LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.21%, 1/15/2025 (b)	2,310	2,266

Invenergy LLC, Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.21%, 8/28/2025 (b)	1,207	1,184

		3,450

Insurance — 1.6%

Asurion LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.46%, 7/31/2027 (b)	2,169	2,127

Asurion LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 5.25%), 5.46%, 1/31/2028 (b) (c)	1,510	1,491

Asurion LLC, Term Loan B-6 (ICE LIBOR USD 1 Month + 3.13%), 3.33%, 11/3/2023 (b)	340	337

Asurion LLC, Term Loan B-7 (ICE LIBOR USD 1 Month + 3.00%), 3.21%, 11/3/2024 (b)	2,790	2,749

HUB International Ltd., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%), 3.02%, 4/25/2025 (b)	2,775	2,739

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued

USI, Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 3.22%, 5/16/2024 (b)	1,805	1,788

		11,231

Internet & Direct Marketing Retail — 1.3%

Getty Images, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.50%), 5.06%, 2/19/2026 (b)	2,768	2,760

GoodRx, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.96%, 10/10/2025 (b) (c)	4,571	4,524

Shutterfly, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 5.75%, 9/25/2026 (b)	2,079	1,969

		9,253

IT Services — 2.2%

Ancestry.com, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 12/6/2027 (b)	5,062	4,973

Go Daddy Group, Inc. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 1.96%, 2/15/2024 (b)	1,465	1,445

MH Sub I LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 9/13/2024 (b)	4,141	4,108

Virtusa Corp., 1st Lien Term Loan B (3-MONTH SOFR + 3.75%), 4.50%, 2/11/2028 (b)	2,214	2,187

Zayo Group LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.21%, 3/9/2027 (b) (c)	2,910	2,843

		15,556

Leisure Products — 0.3%

Bombardier Recreational Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.21%, 5/24/2027 (b)	1,702	1,670

FGI Operating Co. LLC, 1st Lien Term Loan

(ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2022 ‡ (b) (d)	4,050	440

(ICE LIBOR USD 3 Month + 4.25%), 4.25% 12/31/2049 (b) (d)	21,516	—	(e)

		2,110

Life Sciences Tools & Services — 1.3%

Albany Molecular Research, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 8/30/2026 (b)	4,600	4,563

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	155

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Life Sciences Tools & Services — continued

Avantor Funding, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.75%, 11/8/2027 (b)	4,832	4,780

		9,343

Machinery — 2.5%

Alliance Laundry Systems LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.25%, 10/8/2027 (b) (c)	4,633	4,585

Club Car, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 4.56%, 6/1/2028 (b)	2,629	2,607

Sundyne, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 5.25%, 3/17/2027 (b)	3,032	3,007

Thyssenkrupp Elevator, 1st Lien Term Loan B1 (ICE LIBOR USD 6 Month + 3.50%), 4.00%, 7/30/2027 (b)	3,144	3,119

Titan Acquisition Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 3.35%, 3/28/2025 (b)	4,132	4,045

		17,363

Media — 6.6%

Altice Financing SA, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.75%), 2.99%, 7/15/2025 (b)	1,937	1,885

CBS Radio, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.71%, 11/18/2024 (b)	1,337	1,315

Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 3.80%, 8/21/2026 (b) (c)	10,621	10,410

CSC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 2.44%, 7/17/2025 (b)	5,345	5,177

CSC Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.44%, 1/15/2026 (b)	2,100	2,035

Diamond Sports Group LLC, 1st Lien Term Loan B (3-MONTH PRIME + 2.25%), 3.36%, 8/24/2026 (b)	1,752	650

Directv Financing LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 5.75%, 8/2/2027 (b)	2,701	2,692

E.W. Scripps Co. (The), 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 3.00%), 3.75%, 1/7/2028 (b) (c)	3,601	3,576

Gray Television, Inc., 1st Lien Term Loan B

(ICE LIBOR USD 1 Month + 2.50%), 2.61%, 2/7/2024 (b)	1,120	1,112

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued

(ICE LIBOR USD 1 Month + 2.50%), 2.61%, 1/2/2026 (b)	1,713	1,692

Gray Television, Inc., 1st Lien Term Loan D (ICE LIBOR USD 1 Month + 3.00%), 3.11%, 12/1/2028 (b)	945	938

iHeartCommunications, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.21%, 5/1/2026 (b)	3,717	3,672

iHeartCommunications, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 5/1/2026 (b)	813	807

Nexstar Broadcasting, Inc., 1st Lien Term Loan B

(ICE LIBOR USD 1 Month + 2.25%), 2.46%, 1/17/2024 (b)	924	919

(ICE LIBOR USD 1 Month + 2.50%), 2.61%, 9/18/2026 (b)	2,527	2,512

Red Ventures LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.71%, 11/8/2024 (b)	1,700	1,676

Summer BC Holdco B SARL, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.50%), 5.25%, 12/4/2026 (b) (c)	2,123	2,106

Univision Communications, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.00%, 3/15/2026 (b)	3,017	2,994

		46,168

Oil, Gas & Consumable Fuels — 0.7%

Buckeye Partners LP, 1st Lien Term Loan B1 (ICE LIBOR USD 1 Month + 2.25%), 2.36%, 11/1/2026 (b)	2,452	2,422

CITGO Holding, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 7.00%), 8.00%, 8/1/2023 (b)	1,425	1,402

Grizzly Acquisitions, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 3.46%, 10/1/2025 (b)	1,407	1,392

		5,216

Paper & Forest Products — 0.1%

Asplundh Tree Expert LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 1.96%, 9/7/2027 (b)	685	675

Personal Products — 2.2%

Conair Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.25%, 5/17/2028 (b)	5,445	5,382

SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Personal Products — continued

Nestle Skin Health, Term Loan B (Luxembourg) (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 10/1/2026 (b) (c)	9,820	9,759

		15,141

Pharmaceuticals — 2.3%

Bausch Health Co., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.25%), 5.75%, 1/27/2027 (b)	3,495	3,454

Endo Pharmaceutical, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 5.75%, 3/27/2028 (b)	631	609

Jazz Pharmaceuticals plc, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 4.00%, 5/5/2028 (b)	4,608	4,587

Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.21%, 6/2/2025 (b)	7,820	7,737

		16,387

Professional Services — 1.1%

LegalShield, 1st Lien Term Loan (ICE LIBOR USD 6 Month + 3.75%), 4.25%, 12/15/2028 (b)	1,650	1,635

Nielsen Holdings plc, Term Loan B-3 (ICE LIBOR USD 1 Month + 3.75%), 3.96%, 3/6/2028 (b)	2,124	2,108

Star Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.46%, 2/6/2026 (b)	4,130	4,082

		7,825

Road & Rail — 2.0%

First Student Bidco, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 3.50%, 7/21/2028 (b) (c)	3,545	3,493

First Student Bidco, Inc., 1st Lien Term Loan C (ICE LIBOR USD 3 Month + 3.00%), 3.50%, 7/21/2028 (b)	1,087	1,071

Genesee & Wyoming, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.00%), 2.22%, 12/30/2026 (b)	3,756	3,699

Hertz Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 6/30/2028 (b) (c)	5,055	5,029

Hertz Corp. (The), 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 6/30/2028 (b) (c)	768	764

		14,056

Semiconductors & Semiconductor Equipment — 1.2%

Brooks Automation, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 3.85%, 2/1/2029 (b) (c)	4,290	4,242

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued

Brooks Automation, 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 6.25%), 6.10%, 2/1/2030 (b)	746	746

Synaptics, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.25%), 2.75%, 12/2/2028 (b)	3,174	3,154

		8,142

Software — 5.4%

Camelot Finance LP, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 4.00%, 10/30/2026 (b)	2,970	2,951

DigiCert, Inc., 1st Lien Term Loan

(ICE LIBOR USD 1 Month + 4.00%), 4.19%, 10/16/2026 (b)	1,331	1,323

(ICE LIBOR USD 1 Month + 7.00%), 7.21%, 2/19/2029 (b)	620	618

Greeneden U.S. Holdings I LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.75%, 12/1/2027 (b) (c)	6,108	6,093

Hyland Software, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.25%, 7/1/2024 (b)	1,846	1,836

ION Corporates, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 3.97%, 3/11/2028 (b)	1,664	1,648

LogMeIn, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.75%), 4.89%, 8/31/2027 (b)	3,064	3,009

Netsmart Technologies, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.75%, 10/1/2027 (b)	2,172	2,160

Project Boost Purchaser LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 3.71%, 6/1/2026 (b)	2,778	2,741

Proofpoint, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 3.76%, 8/31/2026 (b)	2,365	2,336

Qlik Technologies, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.30%, 8/31/2026 (b)	1,776	1,766

RealPage, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 4/24/2028 (b)	2,554	2,523

SS&C Technologies Holdings, Inc., 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 1.75%), 1.96%, 4/16/2025 (b)	875	860

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	157

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Software — continued

SS&C Technologies Holdings, Inc., 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 1.75%), 1.96%, 4/16/2025 (b)	710	698

ThoughtWorks, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.25%, 3/24/2028 (b)	2,315	2,298

Ultimate Software Group, 1st Lien Term Loan

(ICE LIBOR USD 3 Month + 3.25%), 3.75%, 5/4/2026 (b)	2,867	2,846

(ICE LIBOR USD 1 Month + 3.75%), 3.96%, 5/4/2026 (b)	2,351	2,332

		38,038

Specialty Retail — 4.4%

AppleCaramel Buyer LLC, 1st Lien Term Loan B (3-MONTH PRIME + 3.00%), 6.25%, 10/19/2027 (b)	2,845	2,815

Claire’s Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.50%), 6.71%, 12/18/2026 (b) (f)	2,664	2,632

Consilio, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.50%, 5/12/2028 (b) (c)	4,170	4,111

Leslie’s Poolmart, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 3.02%, 3/9/2028 (b)	5,987	5,901

Petco Health and Wellness Co., Inc., Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 4.00%, 3/3/2028 (b) (c)	4,545	4,509

PrimeSource, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 4.00%, 12/28/2027 (b)	2,187	2,150

Pure Fishing, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 4.61%, 12/22/2025 (b)	3,609	3,454

Serta Simmons Bedding LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 7.50%), 8.50%, 8/10/2023 (b)	1,023	981

SRS Distribution, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%; 1 Month SOFR + 3.50%), 4.00%, 6/2/2028 (b)	2,258	2,223

Staples, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 5.32%, 4/16/2026 (b)	1,741	1,649

		30,425

Technology Hardware, Storage & Peripherals — 1.2%

KDC US Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 3.96%, 12/22/2025 (b)	4,838	4,700

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — continued

Quest Software US Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 4.75%, 2/1/2029 (b)	3,855	3,795

		8,495

Textiles, Apparel & Luxury Goods — 0.5%

Birkenstock, 1st Lien Term Loan B (ICE LIBOR USD 6 Month + 3.25%), 3.75%, 4/28/2028 (b)	3,219	3,184

Wireless Telecommunication Services — 0.4%

CCI Buyer, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.50%, 12/17/2027 (b)	3,018	2,983

Total Loan Assignments (Cost $614,065)		602,919

Corporate Bonds — 7.5%

Auto Components — 0.4%

American Axle & Manufacturing, Inc.

6.25%, 3/15/2026	2,000	2,027

6.50%, 4/1/2027	1,000	1,023

		3,050

Chemicals — 0.2%

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (g)	1,500	1,512

Consumer Finance — 0.9%

Ford Motor Credit Co. LLC 4.13%, 8/17/2027	5,750	5,792

Diversified Telecommunication Services — 1.2%

CCO Holdings LLC

5.13%, 5/1/2027 (g)	6,000	6,059

5.00%, 2/1/2028 (g)	1,900	1,912

		7,971

Electric Utilities — 0.0% (h)

Texas Competitive Electric Holdings Co. LLC 8.50%, 10/1/2022 ‡ (d)	75,000	113

Electrical Equipment — 0.3%

Sensata Technologies BV 4.00%, 4/15/2029 (g)	2,500	2,400

Equity Real Estate Investment Trusts (REITs) — 0.2%

VICI Properties LP 3.75%, 2/15/2027 (g)	1,750	1,737

Health Care Providers & Services — 1.7%

HCA, Inc.

5.38%, 9/1/2026	4,750	5,110

5.63%, 9/1/2028	2,250	2,493

Tenet Healthcare Corp.

5.13%, 11/1/2027 (g)	2,500	2,548

SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Health Care Providers & Services — continued

4.63%, 6/15/2028 (g)	1,000	980

		11,131

Health Care Technology — 0.1%

IQVIA, Inc. 5.00%, 10/15/2026 (g)	700	714

Hotels, Restaurants & Leisure — 0.2%

Six Flags Entertainment Corp. 4.88%, 7/31/2024 (g)	1,268	1,267

Household Durables — 0.1%

Newell Brands, Inc. 4.70%, 4/1/2026 (i)	1,000	1,035

IT Services — 0.1%

Ahead DB Holdings LLC 6.63%, 5/1/2028 (g)	850	799

Media — 0.7%

DISH DBS Corp. 5.88%, 11/15/2024	2,000	2,000

Sirius XM Radio, Inc. 3.13%, 9/1/2026 (g)	3,100	2,960

		4,960

Oil, Gas & Consumable Fuels — 0.5%

Antero Midstream Partners LP 7.88%, 5/15/2026 (g)	1,500	1,613

NuStar Logistics LP 5.63%, 4/28/2027	2,000	2,001

		3,614

Software — 0.1%

SS&C Technologies, Inc. 5.50%, 9/30/2027 (g)	1,000	1,028

Specialty Retail — 0.6%

PetSmart, Inc. 4.75%, 2/15/2028 (g)	1,250	1,247

Staples, Inc. 7.50%, 4/15/2026 (g)	2,768	2,737

		3,984

Wireless Telecommunication Services — 0.2%

Sprint Corp. 7.88%, 9/15/2023	1,050	1,129

Total Corporate Bonds (Cost $52,985)		52,236

	SHARES (000)
Common Stocks — 1.0%

Food & Staples Retailing — 0.1%

Moran Foods Backstop Equity * ‡	167	396

Media — 0.4%

Clear Channel Outdoor Holdings, Inc. *	369	1,380

iHeartMedia, Inc., Class A *	62	1,328

		2,708

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 0.3%

Neiman Marcus Group Restricted Equity *	1	186

NMG, Inc. *	16	2,593

		2,779

Specialty Retail — 0.2%

Claire’s Stores, Inc. * ‡	3	1,144

Total Common Stocks (Cost $6,516)		7,027

Convertible Preferred Stocks — 0.8%

Specialty Retail — 0.8%

Claire’s Stores, Inc. * ‡ (Cost $755)	2	5,876

	NO. OF WARRANTS (000)
Warrants — 0.0% (h)

Diversified Telecommunication Services — 0.0% (h)

Windstream Holdings, Inc.expiring 12/31/2049, price 10.75 USD * ‡	7	76

Entertainment — 0.0% (h)

Cineworld Groupexpiring 12/31/2049, price 4149.00 GBP (United Kingdom) *	63	—(e)

Total Warrants (Cost $—)		76

	SHARES (000)
Short-Term Investments — 14.6%

Investment Companies — 14.6%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (j) (k) (Cost $101,881)	101,881	101,881

Total Investments — 110.1% (Cost $776,202)		770,015
Liabilities in Excess of Other Assets — (10.1)%		(70,690)

NET ASSETS — 100.0%		699,325

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	159

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

Abbreviations

GBP	British Pound
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SCA	Limited partnership with share capital
UNFND	Unfunded
USD	United States Dollar

(a)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2022.
(c)	All or a portion of this security is unsettled as of February 28, 2022. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(d)	Defaulted security.

(e)	Amount rounds to less than one thousand.
(f)	Fund is subject to legal or contractual restrictions on the resale of the security.
(g)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(h)	Amount rounds to less than 0.1% of net assets.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2022.
(j)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(k)	The rate shown is the current yield as of February 28, 2022.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Centrally Cleared Credit default swap contracts outstanding — sell protection (a) as of February 28, 2022 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)	UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.37-V1	5.00	Quarterly	12/20/2026	3.64	USD 10,000	693	(30)	663

Abbreviations

CDX	Credit Default Swap Index
USD	United States Dollar

(a)	The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
(b)	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)	Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 32.2%

U.S. Treasury Bonds

7.25%, 8/15/2022	3,935	4,054

7.13%, 2/15/2023	2,500	2,644

5.25%, 11/15/2028	20,000	24,353

1.88%, 2/15/2041	14,500	13,631

3.75%, 11/15/2043	40,000	49,977

3.00%, 5/15/2045	31,000	34,846

2.75%, 11/15/2047	35,000	38,371

2.00%, 2/15/2050	35,000	33,517

1.25%, 5/15/2050	10,000	7,977

U.S. Treasury Inflation Indexed Bonds 1.38%, 2/15/2044	27,500	44,136

U.S. Treasury Notes

2.00%, 11/30/2022	80,000	80,624

2.63%, 2/28/2023	25,000	25,375

2.13%, 11/30/2023	65,000	65,786

0.38%, 8/15/2024	10,000	9,713

2.25%, 11/15/2024	35,000	35,596

1.13%, 2/28/2025	25,000	24,625

0.50%, 3/31/2025	50,000	48,271

0.38%, 4/30/2025	40,000	38,408

2.00%, 8/15/2025	20,000	20,196

1.63%, 2/15/2026	20,000	19,913

1.13%, 2/28/2027	65,000	63,063

0.63%, 3/31/2027	30,000	28,364

2.25%, 8/15/2027	30,000	30,742

0.63%, 12/31/2027	30,000	28,061

1.25%, 4/30/2028	11,120	10,759

1.50%, 2/15/2030	25,000	24,420

Total U.S. Treasury Obligations (Cost $802,264)		807,422

Mortgage-Backed Securities — 24.2%

FHLMC

Pool # 611141, ARM, 2.23%, 1/1/2027 (a)	24	24

Pool # 846812, ARM, 2.37%, 4/1/2030 (a)	2	2

Pool # 1G2627, ARM, 1.90%, 3/1/2037 (a)	190	194

FHLMC Gold Pools, 20 Year Pool # C90830, 4.50%, 5/1/2024	23	25

FHLMC Gold Pools, 30 Year

Pool # C80091, 6.50%, 1/1/2024	8	9

Pool # G00229, 8.50%, 5/1/2024	2	2

Pool # C00354, 8.50%, 7/1/2024	4	4

Pool # C00376, 8.00%, 11/1/2024	4	5

Pool # C00418, 7.00%, 8/1/2025	1	1

Pool # C00414, 7.50%, 8/1/2025	5	5

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # D63303, 7.00%, 9/1/2025	1	2

Pool # G00981, 8.50%, 7/1/2028	8	9

Pool # C00742, 6.50%, 4/1/2029	56	61

Pool # C00785, 6.50%, 6/1/2029	18	20

Pool # C47318, 7.00%, 9/1/2029	220	238

Pool # C01292, 6.00%, 2/1/2032	25	28

Pool # A16155, 5.50%, 11/1/2033	52	57

Pool # C03589, 4.50%, 10/1/2040	385	418

Pool # Q41177, 3.50%, 6/1/2046	12,665	13,295

Pool # G61334, 4.00%, 3/1/2047	3,146	3,372

Pool # Q54902, 4.00%, 3/1/2048	3,520	3,689

Pool # Q54950, 4.00%, 3/1/2048	4,927	5,265

Pool # Q59727, 4.00%, 11/1/2048	4,981	5,285

FHLMC UMBS, 30 Year

Pool # ZT1593, 3.50%, 1/1/2049	1,248	1,291

Pool # RA2484, 3.00%, 6/1/2050	5,499	5,587

Pool # RA2904, 3.00%, 6/1/2050	8,848	8,966

Pool # RA2970, 2.50%, 7/1/2050	9,927	9,853

Pool # QB2020, 2.50%, 8/1/2050	6,459	6,400

Pool # QB3756, 2.50%, 9/1/2050	17,301	17,266

Pool # QC6209, 2.50%, 8/1/2051	5,991	5,918

Pool # QC7451, 2.00%, 9/1/2051	14,160	13,603

FNMA

Pool # 620061, ARM, 1.47%, 11/1/2027 (a)	15	15

Pool # 89406, ARM, 1.47%, 6/1/2029 (a)	4	4

Pool # 563497, ARM, 1.47%, 11/1/2040 (a)	14	14

FNMA UMBS, 15 Year

Pool # MA0512, 4.00%, 9/1/2025	323	335

Pool # FM4449, 3.00%, 12/1/2034	11,406	11,802

Pool # CA7114, 2.50%, 9/1/2035	18,744	19,223

FNMA UMBS, 20 Year

Pool # 762498, 5.00%, 11/1/2023	38	40

FNMA UMBS, 30 Year

Pool # 190257, 7.00%, 2/1/2024	4	4

Pool # 315500, 7.00%, 8/1/2025	7	7

Pool # 250575, 6.50%, 6/1/2026	8	8

Pool # 483802, 5.50%, 2/1/2029	100	110

Pool # 524949, 7.50%, 3/1/2030	10	10

Pool # 545639, 6.50%, 4/1/2032	108	122

Pool # 702435, 5.50%, 5/1/2033	594	663

Pool # 709441, 5.50%, 7/1/2033	192	210

Pool # 730711, 5.50%, 8/1/2033	296	331

Pool # 743127, 5.50%, 10/1/2033	275	309

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	161

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 747628, 5.00%, 11/1/2033	583	651

Pool # 753662, 5.50%, 12/1/2033	360	406

Pool # 755615, 5.50%, 1/1/2034	402	453

Pool # 811755, 7.00%, 3/1/2035	873	1,016

Pool # 845834, 5.50%, 10/1/2035	239	262

Pool # 888201, 5.50%, 2/1/2036	98	110

Pool # 831409, 5.50%, 4/1/2036	511	569

Pool # 867420, 5.50%, 5/1/2036	238	263

Pool # 745802, 6.00%, 7/1/2036	490	560

Pool # 969708, 4.50%, 3/1/2038	38	40

Pool # AE1216, 3.50%, 1/1/2041	947	997

Pool # AE1260, 3.50%, 8/1/2041	548	577

Pool # AB5378, 3.50%, 5/1/2042	2,067	2,174

Pool # AO6710, 4.00%, 6/1/2042	2,763	2,969

Pool # AR5147, 3.00%, 3/1/2043	2,120	2,181

Pool # AT8192, 4.00%, 6/1/2043	1,629	1,747

Pool # AS1112, 4.00%, 11/1/2043	4,214	4,519

Pool # BM1109, 4.00%, 10/1/2044	3,087	3,314

Pool # AS4073, 4.00%, 12/1/2044	1,785	1,914

Pool # AL8660, 4.00%, 6/1/2045	4,619	4,965

Pool # AS5648, 3.50%, 7/1/2045	2,192	2,301

Pool # AS6208, 3.50%, 10/1/2045	1,009	1,056

Pool # AS6344, 3.50%, 12/1/2045	2,469	2,591

Pool # BM5560, 4.00%, 1/1/2046	8,913	9,571

Pool # AL8030, 4.00%, 2/1/2046	2,772	2,967

Pool # AX5520, 3.00%, 5/1/2046	1,077	1,104

Pool # AX5546, 3.00%, 9/1/2046	1,315	1,349

Pool # AX5547, 3.50%, 9/1/2046	1,658	1,732

Pool # BM3744, 4.00%, 3/1/2047	9,008	9,710

Pool # BM1049, 4.00%, 4/1/2047	8,016	8,523

Pool # CA0411, 4.00%, 9/1/2047	5,917	6,378

Pool # CA0861, 3.50%, 11/1/2047	3,935	4,127

Pool # BJ1666, 4.00%, 12/1/2047	4,719	5,026

Pool # BM3477, 4.00%, 1/1/2048	4,545	4,829

Pool # CA1006, 4.00%, 1/1/2048	5,626	6,008

Pool # CA1361, 3.50%, 2/1/2048	3,201	3,358

Pool # BD9074, 3.50%, 3/1/2048	1,266	1,328

Pool # BJ4640, 4.00%, 3/1/2048	2,028	2,163

Pool # BD9078, 4.00%, 4/1/2048	2,351	2,518

Pool # BD9077, 3.50%, 5/1/2048	771	805

Pool # BD9083, 4.00%, 7/1/2048	2,525	2,704

Pool # CA2489, 4.50%, 10/1/2048	1,699	1,792

Pool # BN7416, 3.50%, 9/1/2049	2,745	2,884

Pool # BO1418, 3.50%, 9/1/2049	3,028	3,126

Pool # BO1427, 3.50%, 9/1/2049	3,233	3,338

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Pool # CA4431, 3.50%, 10/1/2049	4,840		5,000

Pool # MA3803, 3.50%, 10/1/2049	2,365		2,440

Pool # FM2014, 3.00%, 11/1/2049	8,920		9,079

Pool # BN0803, 3.50%, 12/1/2049	1,117		1,154

Pool # MA3872, 3.50%, 12/1/2049	2,329		2,405

Pool # BN0807, 3.50%, 1/1/2050	757		781

Pool # FM2437, 3.00%, 2/1/2050	11,129		11,334

Pool # CA6144, 2.50%, 6/1/2050	15,011		14,864

Pool # BP7345, 3.00%, 6/1/2050	14,305		14,529

Pool # CA6322, 2.50%, 7/1/2050	12,617		12,485

Pool # BQ1645, 2.50%, 8/1/2050	7,831		7,750

Pool # BQ1911, 2.00%, 10/1/2050	4,940		4,744

Pool # BQ2999, 2.50%, 10/1/2050	8,133		8,066

Pool # BQ6118, 2.50%, 10/1/2050	8,549		8,452

FNMA, Other

Pool # AM8674, 2.81%, 4/1/2025	6,500		6,673

Pool # AM4660, 3.77%, 12/1/2025	4,112		4,361

Pool # AN0571, 3.10%, 1/1/2026	6,500		6,766

Pool # AL8963, 3.03%, 5/1/2026 (a)	2,293		2,377

Pool # AM6381, 3.29%, 8/1/2026	9,742		10,211

Pool # AM7199, 3.30%, 11/1/2026	2,988		3,147

Pool # AL9769, 2.64%, 12/1/2026 (a)	6,441		6,602

Pool # FN0040, 3.05%, 6/1/2027 (a)	2,832		2,964

Pool # AN6800, 2.97%, 9/1/2027	3,375		3,521

Pool # AN6825, 2.80%, 10/1/2027	3,978		4,117

Pool # AN9486, 3.57%, 6/1/2028	12,449		13,403

Pool # 405220, 6.00%, 9/1/2028	4		4

Pool # BL0550, 3.77%, 11/1/2028	2,651		2,890

Pool # AN3908, 3.12%, 1/1/2029	8,012		8,457

Pool # BL1950, 3.47%, 3/1/2029	12,718		13,429

Pool # AN8493, 3.30%, 2/1/2030	4,761		4,977

Pool # BM5425, 3.15%, 3/1/2030 (a)	3,480		3,691

Pool # BL9023, 1.22%, 11/1/2030	20,475		18,886

Pool # BL4576, 2.70%, 10/1/2031	15,000		15,580

Pool # AN8412, 3.39%, 2/1/2033	4,460		4,789

Pool # AN8464, 3.33%, 3/1/2033	6,431		6,919

Pool # BS3202, 1.94%, 9/1/2033	4,960		4,773

Pool # BL2944, 3.19%, 7/1/2034	1,700		1,805

Pool # BL3288, 2.52%, 9/1/2034	12,000		11,969

Pool # BL4331, 2.41%, 10/1/2034	15,913		15,795

Pool # BS2718, 1.95%, 8/1/2036	10,399		9,707

Pool # BL4215, 2.56%, 9/1/2036	7,076		7,036

Pool # BL7125, 2.04%, 6/1/2037	8,335		7,736

GNMA I, 30 Year

Pool # 321560, 8.00%, 7/15/2022	—	(b)	—	(b)

SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 339969, 7.00%, 12/15/2022	—	(b)	—	(b)

Pool # 332022, 7.00%, 1/15/2023	1		1

Pool # 346572, 7.00%, 5/15/2023	—	(b)	—	(b)

Pool # 349788, 6.50%, 6/15/2023	—	(b)	—	(b)

Pool # 358801, 7.50%, 6/15/2023	2		2

Pool # 359588, 7.50%, 6/15/2023	1		1

Pool # 322200, 6.50%, 7/15/2023	3		3

Pool # 346673, 7.00%, 7/15/2023	—	(b)	—	(b)

Pool # 360889, 7.00%, 7/15/2023	1		1

Pool # 344505, 6.50%, 8/15/2023	1		1

Pool # 356717, 6.50%, 8/15/2023	1		1

Pool # 345375, 6.50%, 9/15/2023	4		4

Pool # 345391, 6.50%, 10/15/2023	1		1

Pool # 354681, 8.00%, 10/15/2023	3		3

Pool # 370927, 6.50%, 11/15/2023	—	(b)	—	(b)

Pool # 346944, 6.50%, 12/15/2023	—	(b)	–	(b)

Pool # 349265, 6.50%, 12/15/2023	4		4

Pool # 365740, 6.50%, 12/15/2023	1		1

Pool # 369830, 6.50%, 12/15/2023	—	(b)	–	(b)

Pool # 370289, 6.50%, 12/15/2023	—	(b)	–	(b)

Pool # 354747, 6.50%, 2/15/2024	19		21

Pool # 362341, 6.50%, 2/15/2024	4		4

Pool # 370338, 6.50%, 2/15/2024	—	(b)	–	(b)

Pool # 379328, 7.00%, 3/15/2024	—	(b)	–	(b)

Pool # 391552, 7.00%, 3/15/2024	20		20

Pool # 780029, 9.00%, 11/15/2024	—	(b)	–	(b)

Pool # 401860, 7.50%, 6/15/2025	1		1

Pool # 377557, 8.00%, 7/15/2025	4		5

Pool # 422308, 7.50%, 3/15/2026	6		6

Pool # 412644, 8.00%, 7/15/2026	2		2

Pool # 436445, 8.00%, 8/15/2026	—	(b)	–	(b)

Pool # 432398, 7.50%, 3/15/2027	10		10

Pool # 472679, 7.00%, 6/15/2028	—	(b)	–	(b)

Pool # 784010, 4.00%, 3/15/2045	417		473

Pool # 626938, 4.00%, 4/15/2045	231		252

Pool # 784041, 4.00%, 8/15/2045	2,866		3,238

Pool # 784208, 4.00%, 7/15/2046	4,028		4,383

Pool # 784897, 2.50%, 10/15/2049	9,081		9,218

Pool # BU5359, 3.00%, 4/15/2050	12,762		13,084

GNMA II, 30 Year

Pool # 2324, 8.00%, 11/20/2026	7		8

Pool # 2344, 8.00%, 12/20/2026	11		12

Pool # 2512, 8.00%, 11/20/2027	30		32

Pool # CH2211, 3.50%, 9/20/2051	12,309		13,184

Total Mortgage-Backed Securities (Cost $613,774)			604,720

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — 20.8%

FHLMC, REMIC

Series 1343, Class LA, 8.00%, 8/15/2022	1	1

Series 1367, Class K, 5.50%, 9/15/2022	6	6

Series 2688, Class DG, 4.50%, 10/15/2023	46	47

Series 1785, Class A, 6.00%, 10/15/2023	162	166

Series 1591, Class E, 10.00%, 10/15/2023	3	3

Series 1633, Class Z, 6.50%, 12/15/2023	29	30

Series 1694, Class PK, 6.50%, 3/15/2024	18	19

Series 3798, Class AY, 3.50%, 1/15/2026	1,122	1,154

Series 3809, Class BC, 3.50%, 2/15/2026	905	931

Series 3188, Class GE, 6.00%, 7/15/2026	415	440

Series 3926, Class MW, 4.50%, 9/15/2026	3,221	3,365

Series 1999, Class PU, 7.00%, 10/15/2027	25	27

Series 2031, Class PG, 7.00%, 2/15/2028	57	63

Series 2035, Class PC, 6.95%, 3/15/2028	176	192

Series 2064, Class PD, 6.50%, 6/15/2028	105	116

Series 2095, Class PE, 6.00%, 11/15/2028	85	92

Series 4314, Class DY, 3.50%, 3/15/2029	1,450	1,512

Series 4336, Class YB, 3.00%, 5/15/2029	2,624	2,661

Series 2152, Class BD, 6.50%, 5/15/2029	34	37

Series 2162, Class TH, 6.00%, 6/15/2029	206	223

Series 3737, Class DG, 5.00%, 10/15/2030	738	768

Series 3981, Class PA, 3.00%, 4/15/2031	3,141	3,181

Series 2367, Class ME, 6.50%, 10/15/2031	161	176

Series 2647, Class A, 3.25%, 4/15/2032	65	67

Series 2480, Class EJ, 6.00%, 8/15/2032	179	191

Series 4156, Class SB, IF, 5.33%, 1/15/2033 (a)	687	704

Series 4170, Class TS, IF, 5.71%, 2/15/2033 (a)	3,868	3,634

Series 4186, Class JE, 2.00%, 3/15/2033	7,656	7,565

Series 4188, Class JG, 2.00%, 4/15/2033	4,882	4,850

Series 4206, Class DA, 2.00%, 5/15/2033	3,645	3,626

Series 2611, Class QZ, 5.00%, 5/15/2033	1,808	1,933

Series 2882, Class QD, 4.50%, 7/15/2034	142	145

Series 4429, Class HB, 3.00%, 1/15/2035	6,293	6,558

Series 2915, Class MU, 5.00%, 1/15/2035	1,162	1,269

Series 5000, Class CB, 1.25%, 1/25/2035	6,363	6,126

Series 4448, Class DY, 3.00%, 3/15/2035	5,542	5,758

Series 4458, Class BW, 3.00%, 4/15/2035	10,000	10,315

Series 3085, Class VS, HB, IF, 27.96%, 12/15/2035 (a)	207	298

Series 3181, Class OP, PO, 7/15/2036	728	648

Series 4867, Class WF, 0.50%, 4/15/2037 (a)	6,339	6,418

Series 3413, Class B, 5.50%, 4/15/2037	293	319

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	163

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 3325, Class JL, 5.50%, 6/15/2037	1,806		2,008

Series 3341, Class PE, 6.00%, 7/15/2037	1,220		1,371

Series 4365, Class HZ, 3.00%, 1/15/2040	4,519		4,620

Series 3699, Class QH, 5.50%, 7/15/2040	1,267		1,358

Series 3772, Class PE, 4.50%, 12/15/2040	4,297		4,560

Series 4047, Class PB, 3.50%, 1/15/2041	4,006		4,072

Series 3927, Class PC, 4.50%, 9/15/2041	3,970		4,353

Series 4002, Class CY, 3.50%, 2/15/2042	4,819		5,127

Series 4039, Class SA, IF, IO, 6.31%, 5/15/2042 (a)	3,242		541

Series 4061, Class LB, 3.50%, 6/15/2042	3,570		3,813

Series 4062, Class GY, 4.00%, 6/15/2042	6,109		6,756

Series 4091, Class BQ, 2.00%, 8/15/2042	5,000		4,793

Series 4091, Class PB, 2.00%, 8/15/2042	3,673		3,469

Series 4122, Class PY, 3.00%, 10/15/2042	3,000		3,080

Series 4394, Class PL, 3.50%, 10/15/2044	5,000		5,404

Series 4594, Class GN, 2.50%, 2/15/2045	2,412		2,432

Series 4606, Class KP, 2.50%, 7/15/2046	14,285		14,369

Series 4748, Class HE, 3.00%, 1/15/2048	6,567		6,760

Series 4974, Class PH, 1.50%, 6/25/2048	2,006		1,930

Series 4933, Class PA, 2.50%, 10/25/2049	7,140		7,147

Series 4937, Class MD, 2.50%, 10/25/2049	27,433		27,640

Series 4925, Class PA, 3.00%, 10/25/2049	12,267		12,389

Series 5072, Class QC, 1.00%, 10/25/2050	8,982		8,322

FHLMC, STRIPS

Series 155, IO, 7.00%, 11/1/2023	3		—	(b)

Series 264, Class 30, 3.00%, 7/15/2042	4,099		4,150

Series 267, Class 30, 3.00%, 8/15/2042	2,368		2,367

FHLMC, Structured Pass-Through Certificates, Whole Loan

Series T-54, Class 2A, 6.50%, 2/25/2043	1,072		1,258

Series T-56, Class A, PO, 5/25/2043	636		629

Series T-51, Class 1A, 6.50%, 9/25/2043 (a)	924		1,107

FNMA, Grantor Trust, Whole Loan Series 2004-T1, Class 1A2, 6.50%, 1/25/2044	187		210

FNMA, REMIC

Series G92-35, Class EB, 7.50%, 7/25/2022	—	(b)	—	(b)

Series 1993-146, Class E, PO, 5/25/2023	5		5

Series 1993-110, Class H, 6.50%, 5/25/2023	6		6

Series 1993-217, Class H, PO, 8/25/2023	1		1

Series 1993-205, Class H, PO, 9/25/2023	1		1

Series 1993-228, Class G, PO, 9/25/2023	1		1

Series 1993-155, Class PJ, 7.00%, 9/25/2023	116		120

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2003-128, Class DY, 4.50%, 1/25/2024	208	212

Series 1994-51, Class PV, 6.00%, 3/25/2024	181	187

Series 1994-37, Class L, 6.50%, 3/25/2024	42	44

Series 2010-117, Class DY, 4.50%, 10/25/2025	4,186	4,317

Series 2010-155, Class B, 3.50%, 1/25/2026	1,988	2,037

Series 1998-58, Class PC, 6.50%, 10/25/2028	226	247

Series 2000-8, Class Z, 7.50%, 2/20/2030	93	104

Series 2002-92, Class FB, 0.84%, 4/25/2030 (a)	219	222

Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	130	17

Series 2003-67, Class SA, HB, IF, 44.29%, 10/25/2031 (a)	37	55

Series 2011-145, Class PB, 3.50%, 1/25/2032	11,235	11,652

Series 2012-100, Class AY, 3.00%, 9/25/2032	5,750	5,997

Series 2013-50, Class YO, PO, 1/25/2033	2,172	1,849

Series 2003-21, Class PZ, 4.50%, 3/25/2033	1,034	1,096

Series 2013-106, Class PY, 3.00%, 10/25/2033	5,300	5,449

Series 2013-130, Class GY, 3.50%, 1/25/2034	3,699	3,996

Series 2014-2, Class QB, 3.00%, 2/25/2034	2,745	2,842

Series 2004-46, Class QD, HB, IF, 23.25%, 3/25/2034 (a)	218	249

Series 2004-54, Class FL, 0.59%, 7/25/2034 (a)	494	498

Series 2015-11, Class AQ, 3.00%, 3/25/2035	6,000	6,206

Series 2005-22, Class EH, 5.00%, 4/25/2035	1,998	2,202

Series 2015-28, Class GB, 3.50%, 5/25/2035	4,000	4,300

Series 2015-41, Class AY, 3.00%, 6/25/2035	4,653	4,898

Series 2015-51, Class LY, 3.00%, 7/25/2035	4,371	4,466

Series 2005-58, Class EP, 5.50%, 7/25/2035	206	225

Series 2006-3, Class SB, IF, IO, 6.51%, 7/25/2035 (a)	772	52

SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2015-59, Class EB, 3.00%, 8/25/2035	5,879	6,079

Series 2005-83, Class LA, 5.50%, 10/25/2035	329	357

Series 2005-116, Class PC, 6.00%, 1/25/2036	1,412	1,540

Series 2006-51, Class FP, 0.54%, 3/25/2036 (a)	1,637	1,644

Series 2016-28, Class DW, 3.50%, 5/25/2036	4,491	4,918

Series 2006-81, Class FA, 0.54%, 9/25/2036 (a)	25	25

Series 2006-110, PO, 11/25/2036	257	234

Series 2007-76, Class PE, 6.00%, 8/25/2037	742	838

Series 2010-47, Class MB, 5.00%, 9/25/2039	1,837	2,023

Series 2010-68, Class EP, 4.50%, 12/25/2039	283	289

Series 2010-11, Class CB, 4.50%, 2/25/2040	104	111

Series 2010-4, Class SL, IF, 11.17%, 2/25/2040 (a)	46	57

Series 2012-115, Class ME, 1.75%, 3/25/2042	2,820	2,765

Series 2012-60, Class EP, 3.00%, 4/25/2042	1,033	1,051

Series 2012-50, Class HY, 4.00%, 5/25/2042	5,566	6,112

Series 2012-141, Class PB, 2.50%, 12/25/2042	1,400	1,383

Series 2012-139, Class JA, 3.50%, 12/25/2042	3,518	3,719

Series 2013-128, Class AO, PO, 12/25/2043	5,387	4,690

Series 2015-48, Class DE, 3.00%, 10/25/2044	11,897	12,268

Series 2016-45, Class PC, 3.00%, 9/25/2045	7,112	7,268

Series 2016-38, Class NA, 3.00%, 1/25/2046	8,368	8,648

Series 2019-71, Class CA, 2.50%, 7/25/2046	14,129	14,243

Series 2019-38, Class PC, 3.00%, 2/25/2048	7,464	7,634

Series 2019-65, Class PA, 2.50%, 5/25/2048	8,725	8,776

Series 2019-42, Class KA, 3.00%, 7/25/2049	13,194	13,328

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-81, Class JA, 2.50%, 9/25/2049	12,180	12,262

Series 2019-77, Class ZL, 3.00%, 1/25/2050	26,037	26,484

Series 2020-12, Class JC, 2.00%, 3/25/2050	26,457	26,047

Series 2021-4, Class GD, 1.00%, 2/25/2051	8,747	8,079

FNMA, REMIC Trust, Whole Loan

Series 1999-W4, Class A9, 6.25%, 2/25/2029	51	56

Series 2002-W7, Class A4, 6.00%, 6/25/2029	592	629

Series 2003-W1, Class 1A1, 4.97%, 12/25/2042 (a)	352	369

Series 2003-W1, Class 2A, 5.43%, 12/25/2042 (a)	194	197

Series 2005-W1, Class 1A2, 6.50%, 10/25/2044	1,164	1,327

Series 2009-W1, Class A, 6.00%, 12/25/2049	407	446

FNMA, REMIC, Whole Loan Series 2009-89, Class A1, 5.41%, 5/25/2035	84	86

FNMA, STRIPS

Series 278, Class 3, 0.84%, 11/25/2023 (a)	26	26

Series 278, Class 1, 0.74%, 8/25/2025 (a)	172	173

GNMA

Series 2004-27, Class PD, 5.50%, 4/20/2034	1,518	1,623

Series 2008-15, Class NB, 4.50%, 2/20/2038	259	273

Series 2008-40, Class SA, IF, IO, 6.27%, 5/16/2038 (a)	1,637	243

Series 2009-42, Class TX, 4.50%, 6/20/2039	4,190	4,388

Series 2009-69, Class WM, 5.50%, 8/20/2039	1,156	1,240

Series 2011-29, Class Z, 5.00%, 5/20/2040	16,411	18,012

Series 2012-126, Class BE, 2.00%, 10/20/2042	4,000	3,797

Seasoned Credit Risk Transfer Trust

Series 2019-3, Class M55D, 4.00%, 10/25/2058 ‡	1,904	1,995

Series 2020-1, Class M55G, 3.00%, 8/25/2059	16,149	16,360

Total Collateralized Mortgage Obligations (Cost $516,553)		519,334

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	165

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — 13.1%

FHLMC, Multi-Family Structured Pass-Through Certificates

Series KJ14, Class A2, 2.81%, 9/25/2024	4,214	4,288

Series K046, Class A2, 3.21%, 3/25/2025	6,026	6,240

Series K048, Class A2, 3.28%, 6/25/2025 (a)	6,500	6,754

Series K049, Class A2, 3.01%, 7/25/2025	3,519	3,631

Series K052, Class A2, 3.15%, 11/25/2025	6,716	6,977

Series K734, Class A2, 3.21%, 2/25/2026	5,060	5,255

Series K067, Class A2, 3.19%, 7/25/2027	6,558	6,904

Series K087, Class A1, 3.59%, 10/25/2027	4,988	5,247

Series K086, Class A1, 3.67%, 12/25/2027	2,506	2,640

Series W5FX, Class AFX, 3.34%, 4/25/2028 (a)	3,436	3,629

Series K078, Class A2, 3.85%, 6/25/2028	5,779	6,311

Series K081, Class A2, 3.90%, 8/25/2028 (a)	9,055	9,940

Series K086, Class A2, 3.86%, 11/25/2028 (a)	7,320	8,030

Series K088, Class A2, 3.69%, 1/25/2029	8,700	9,473

Series K158, Class A1, 3.90%, 7/25/2030	8,882	9,774

Series K-1511, Class A1, 3.28%, 10/25/2030	9,359	9,860

Series K-1511, Class A3, 3.54%, 3/25/2034	10,000	10,756

Series K-1512, Class A3, 3.06%, 4/25/2034	10,000	10,297

Series Q007, Class APT2, 3.31%, 10/25/2047 (a)	3,273	3,330

Series Q013, Class APT2, 1.24%, 5/25/2050 (a)	11,402	10,868

FNMA ACES

Series 2015-M13, Class A2, 2.71%, 6/25/2025 (a)	3,798	3,892

Series 2016-M1, Class A2, 2.94%, 1/25/2026 (a)	17,597	18,030

Series 2017-M3, Class A2, 2.47%, 12/25/2026 (a)	5,081	5,180

Series 2017-M4, Class A2, 2.57%, 12/25/2026 (a)	5,196	5,303

Series 2017-M7, Class A2, 2.96%, 2/25/2027 (a)	4,337	4,465

Series 2017-M8, Class A2, 3.06%, 5/25/2027 (a)	11,688	12,191

Series 2018-M4, Class A2, 3.06%, 3/25/2028 (a)	13,895	14,685

Series 2018-M8, Class A2, 3.32%, 6/25/2028 (a)	9,930	10,571

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-M1, Class A2, 3.55%, 9/25/2028 (a)	10,615	11,470

Series 2019-M2, Class A2, 3.63%, 11/25/2028 (a)	13,172	14,119

Series 2019-M5, Class A2, 3.27%, 2/25/2029	8,720	9,297

Series 2019-M25, Class A2, 2.33%, 11/25/2029 (a)	14,000	14,165

Series 2020-M8, Class A2, 1.82%, 2/25/2030	9,700	9,384

Series 2019-M4, Class A2, 3.61%, 2/25/2031	7,500	8,194

Series 2019-M31, Class A2, 2.85%, 4/25/2034	5,500	5,500

Series 2020-M8, Class AL, 2.01%, 3/25/2035	17,959	17,133

Series 2020-M24, Class A3, 1.75%, 1/25/2037	15,000	13,774

Series 2019-M14, Class AL2, 3.07%, 4/25/2048	10,000	10,513

Total Commercial Mortgage-Backed Securities (Cost $324,156)		328,070

U.S. Government Agency Securities — 4.1%

FFCB Funding Corp.

5.75%, 5/11/2026	10,000	11,589

3.33%, 4/28/2037	15,000	16,669

FNMA

6.25%, 5/15/2029	10,000	12,857

DN, 5.41%, 5/15/2030 (c)	10,000	8,415

FNMA, STRIPS

19.31%, 5/29/2026 (c)	9,200	8,517

2.69%, 10/8/2027 (c)	8,000	7,213

Resolution Funding Corp. STRIPS

DN, 22.26%, 4/15/2028 (c)	15,000	13,142

DN, 6.15%, 1/15/2030 (c)	15,700	13,343

DN, 21.42%, 4/15/2030 (c)	5,000	4,213

Tennessee Valley Authority 0.75%, 5/15/2025	7,000	6,785

Total U.S. Government Agency Securities (Cost $90,925)		102,743

Asset-Backed Securities — 1.2%

FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027(Cost $29,002)	28,902	29,863

SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 4.3%

Investment Companies — 4.3%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (d) (e) (Cost $107,776)	107,776	107,776

Total Investments — 99.9% (Cost $2,484,450)		2,499,928
Other Assets Less Liabilities — 0.1%		2,365

NET ASSETS — 100.0%		2,502,293

Percentages indicated are based on net assets.

Abbreviations

ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2022.
DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of February 28, 2022. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the effective yield as of February 28, 2022.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of February 28, 2022.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	167

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 82.9%

Aerospace & Defense — 1.1%

Bombardier, Inc. (Canada)

7.50%, 12/1/2024 (a)	8,920	9,232

7.13%, 6/15/2026 (a)	2,321	2,318

BWX Technologies, Inc.

4.13%, 6/30/2028 (a)	7,722	7,490

4.13%, 4/15/2029 (a)	8,074	7,833

Howmet Aerospace, Inc.

6.88%, 5/1/2025	60	66

6.75%, 1/15/2028	7,619	8,473

5.95%, 2/1/2037	1,250	1,383

Spirit AeroSystems, Inc.

5.50%, 1/15/2025 (a)	5,625	5,780

7.50%, 4/15/2025 (a)	5,323	5,531

TransDigm, Inc. 6.25%, 3/15/2026 (a)	12,042	12,388

Triumph Group, Inc. 8.88%, 6/1/2024 (a)	712	760

		61,254

Airlines — 0.7%

American Airlines, Inc.

5.50%, 4/20/2026 (a)	9,461	9,684

5.75%, 4/20/2029 (a)	8,836	9,033

Mileage Plus Holdings LLC 6.50%, 6/20/2027 (a)	11,004	11,609

United Airlines, Inc. 4.38%, 4/15/2026 (a)	6,121	6,105

		36,431

Auto Components — 3.0%

Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a)	5,289	5,296

Allison Transmission, Inc.

4.75%, 10/1/2027 (a)	8,500	8,449

5.88%, 6/1/2029 (a)	7,004	7,346

3.75%, 1/30/2031 (a)	890	827

American Axle & Manufacturing, Inc.

6.25%, 3/15/2026	6,164	6,249

6.50%, 4/1/2027	8,328	8,515

6.88%, 7/1/2028	6,818	7,031

5.00%, 10/1/2029	6,480	6,145

Clarios Global LP

6.75%, 5/15/2025 (a)	14,641	15,193

6.25%, 5/15/2026 (a)	520	538

8.50%, 5/15/2027 (a)	5,765	6,010

Cooper-Standard Automotive, Inc.

13.00%, 6/1/2024 (a)	13,950	14,682

5.63%, 11/15/2026 (a)	30,427	20,918

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Auto Components — continued

Dana, Inc.

5.38%, 11/15/2027	10,270	10,476

5.63%, 6/15/2028	3,608	3,689

Dornoch Debt Merger Sub, Inc. 6.63%, 10/15/2029 (a)	9,753	9,046

Goodyear Tire & Rubber Co. (The)

5.00%, 5/31/2026	2,940	2,951

5.00%, 7/15/2029 (a)	3,811	3,758

5.25%, 4/30/2031	5,626	5,471

5.25%, 7/15/2031 (a)	1,903	1,848

Tenneco, Inc.

5.38%, 12/15/2024	524	526

5.00%, 7/15/2026	6,589	6,574

7.88%, 1/15/2029 (a)	5,354	5,655

5.13%, 4/15/2029 (a)	5,570	5,584

		162,777

Automobiles — 0.2%

PM General Purchaser LLC 9.50%, 10/1/2028 (a)	10,526	10,069

Banks — 0.7%

Bank of America Corp.

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (b) (c) (d)	12,177	12,813

Barclays plc (United Kingdom)

(USD Swap Semi 5 Year + 4.84%), 7.75%, 9/15/2023 (b) (c) (d)	6,252	6,535

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.67%), 8.00%, 6/15/2024 (b) (c) (d)	5,787	6,170

Citigroup, Inc.

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (b) (c) (d)	2,725	2,824

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (b) (c) (d)	9,565	10,282

		38,624

Beverages — 0.2%

Triton Water Holdings, Inc. 6.25%, 4/1/2029 (a)	10,103	9,309

Biotechnology — 0.2%

Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	7,800	6,978

Grifols Escrow Issuer SA (Spain) 4.75%, 10/15/2028 (a)	3,155	2,981

		9,959

SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Building Products — 1.4%

Advanced Drainage Systems, Inc. 5.00%, 9/30/2027 (a)	2,082	2,098

Builders FirstSource, Inc. 4.25%, 2/1/2032 (a)	9,144	8,777

Griffon Corp. 5.75%, 3/1/2028	16,210	16,147

JELD-WEN, Inc.

6.25%, 5/15/2025 (a)	3,170	3,261

4.88%, 12/15/2027 (a)	13,246	12,882

MIWD Holdco II LLC 5.50%, 2/1/2030 (a)	2,402	2,290

PGT Innovations, Inc. 4.38%, 10/1/2029 (a)	3,908	3,673

Standard Industries, Inc.

5.00%, 2/15/2027 (a)	5,605	5,640

4.75%, 1/15/2028 (a)	16,980	16,662

3.38%, 1/15/2031 (a)	4,634	4,101

Summit Materials LLC 5.25%, 1/15/2029 (a)	1,938	1,945

		77,476

Capital Markets — 0.1%

Coinbase Global, Inc.

3.38%, 10/1/2028 (a)	1,979	1,803

3.63%, 10/1/2031 (a)	1,979	1,743

		3,546

Chemicals — 2.2%

Axalta Coating Systems LLC

4.75%, 6/15/2027 (a)	8,828	8,851

3.38%, 2/15/2029 (a)	7,332	6,690

Chemours Co. (The)

5.75%, 11/15/2028 (a)	9,367	9,208

4.63%, 11/15/2029 (a)	2,965	2,746

CVR Partners LP 6.13%, 6/15/2028 (a)	4,512	4,540

Element Solutions, Inc. 3.88%, 9/1/2028 (a)	5,223	4,954

Hexion, Inc. 7.88%, 7/15/2027 (a)	2,560	2,696

NOVA Chemicals Corp. (Canada)

5.00%, 5/1/2025 (a)	4,347	4,392

5.25%, 6/1/2027 (a)	19,126	19,173

4.25%, 5/15/2029 (a)	6,322	5,924

Scotts Miracle-Gro Co. (The)

5.25%, 12/15/2026	895	914

4.50%, 10/15/2029	2,942	2,839

4.00%, 4/1/2031	5,626	5,162

4.38%, 2/1/2032	5,828	5,380

Trinseo Materials Operating SCA

5.38%, 9/1/2025 (a)	15,044	15,164

5.13%, 4/1/2029 (a)	4,814	4,561

Venator Finance SARL 9.50%, 7/1/2025 (a)	6,750	7,256

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chemicals — continued

WR Grace Holdings LLC

4.88%, 6/15/2027 (a)	6,492	6,485

5.63%, 8/15/2029 (a)	2,623	2,512

		119,447

Commercial Services & Supplies — 3.2%

ACCO Brands Corp. 4.25%, 3/15/2029 (a)	10,770	10,043

ADT Security Corp. (The)

4.13%, 8/1/2029 (a)	8,477	7,993

4.88%, 7/15/2032 (a)	10,447	9,741

Allied Universal Holdco LLC

6.63%, 7/15/2026 (a)	2,169	2,222

9.75%, 7/15/2027 (a)	2,795	2,921

4.63%, 6/1/2028 (a)	9,640	9,078

APi Escrow Corp. 4.75%, 10/15/2029 (a)	3,913	3,698

APi Group DE, Inc. 4.13%, 7/15/2029 (a)	4,934	4,546

Aramark Services, Inc. 5.00%, 2/1/2028 (a)	11,243	11,263

Brink’s Co. (The) 4.63%, 10/15/2027 (a)	18,864	18,411

CoreCivic, Inc. 8.25%, 4/15/2026	9,468	9,610

Garda World Security Corp. (Canada)

4.63%, 2/15/2027 (a)	8,070	7,817

9.50%, 11/1/2027 (a)	1,017	1,049

6.00%, 6/1/2029 (a)	7,410	6,725

GFL Environmental, Inc. (Canada)

3.75%, 8/1/2025 (a)	7,680	7,603

4.00%, 8/1/2028 (a)	6,083	5,651

4.75%, 6/15/2029 (a)	5,255	4,962

4.38%, 8/15/2029 (a)	4,125	3,829

Interface, Inc. 5.50%, 12/1/2028 (a)	7,000	7,035

Madison IAQ LLC

4.13%, 6/30/2028 (a)	1,996	1,888

5.88%, 6/30/2029 (a)	8,415	7,637

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (a)	4,288	4,306

Prime Security Services Borrower LLC

5.75%, 4/15/2026 (a)	12,043	12,376

3.38%, 8/31/2027 (a)	11,461	10,601

Stericycle, Inc. 3.88%, 1/15/2029 (a)	6,131	5,709

		176,714

Communications Equipment — 1.0%

CommScope Technologies LLC

6.00%, 6/15/2025 (a)	3,138	3,070

5.00%, 3/15/2027 (a)	4,890	4,360

CommScope, Inc.

6.00%, 3/1/2026 (a)	17,041	17,441

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	169

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Communications Equipment — continued

8.25%, 3/1/2027 (a)	8,810	8,766

7.13%, 7/1/2028 (a)	8,370	7,896

4.75%, 9/1/2029 (a)	10,454	9,748

Plantronics, Inc. 4.75%, 3/1/2029 (a)	6,002	5,312

		56,593

Construction & Engineering — 0.5%

Global Infrastructure Solutions, Inc. 5.63%, 6/1/2029 (a)	6,383	6,303

MasTec, Inc. 4.50%, 8/15/2028 (a)	15,126	15,336

Pike Corp. 5.50%, 9/1/2028 (a)	7,866	7,571

		29,210

Consumer Finance — 2.5%

Ford Motor Credit Co. LLC

4.06%, 11/1/2024	1,498	1,520

5.13%, 6/16/2025	11,705	12,243

4.13%, 8/4/2025	2,864	2,896

3.38%, 11/13/2025	5,870	5,782

4.39%, 1/8/2026	11,571	11,805

4.54%, 8/1/2026	23,054	23,746

4.27%, 1/9/2027	12,724	12,819

4.13%, 8/17/2027	12,585	12,676

3.82%, 11/2/2027	11,352	11,244

4.00%, 11/13/2030	5,428	5,385

ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%, 14.50% Cap), 3.62%, 12/21/2065 (a) (c)	21,298	18,210

OneMain Finance Corp.

6.88%, 3/15/2025	1,110	1,184

7.13%, 3/15/2026	6,217	6,740

3.50%, 1/15/2027	2,052	1,941

6.63%, 1/15/2028	915	978

4.00%, 9/15/2030	1,532	1,397

VistaJet Malta Finance plc (Switzerland) 6.38%, 2/1/2030 (a)	6,646	6,324

		136,890

Containers & Packaging — 2.0%

Ardagh Packaging Finance plc 5.25%, 8/15/2027 (a)	34,470	32,766

Graham Packaging Co., Inc. 7.13%, 8/15/2028 (a)	4,138	3,983

LABL, Inc.

6.75%, 7/15/2026 (a)	15,845	15,884

10.50%, 7/15/2027 (a)	632	648

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Containers & Packaging — continued

Mauser Packaging Solutions Holding Co.

5.50%, 4/15/2024 (a)	13,792	13,723

7.25%, 4/15/2025 (a)	12,819	12,595

Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	5,625	5,836

Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (a)	7,967	7,388

TriMas Corp. 4.13%, 4/15/2029 (a)	5,856	5,511

Trivium Packaging Finance BV (Netherlands)

5.50%, 8/15/2026 (a) (e)	5,203	5,252

8.50%, 8/15/2027 (a) (e)	4,262	4,371

		107,957

Distributors — 0.5%

Ritchie Bros Holdings, Inc. (Canada) 4.75%, 12/15/2031 (a)	2,544	2,528

Wolverine Escrow LLC

8.50%, 11/15/2024 (a)	4,050	3,449

9.00%, 11/15/2026 (a)	18,116	18,116

13.13%, 11/15/2027 (a)	4,215	2,065

		26,158

Diversified Consumer Services — 0.0% (f)

Service Corp. International 4.00%, 5/15/2031	2,065	1,957

Diversified Financial Services — 0.2%

Sabre GLBL, Inc. 7.38%, 9/1/2025 (a)	9,715	10,069

Diversified Telecommunication Services — 8.5%

Altice France Holding SA (Luxembourg)

10.50%, 5/15/2027 (a)	11,899	12,458

6.00%, 2/15/2028 (a)	3,595	3,184

Altice France SA (France)

8.13%, 2/1/2027 (a)	2,212	2,329

5.13%, 7/15/2029 (a)	13,272	12,010

5.50%, 10/15/2029 (a)	6,654	6,097

CCO Holdings LLC

5.13%, 5/1/2027 (a)	87,124	87,996

5.00%, 2/1/2028 (a)	17,131	17,235

5.38%, 6/1/2029 (a)	13,370	13,579

4.75%, 3/1/2030 (a)	32,654	32,067

4.50%, 8/15/2030 (a)	4,890	4,709

4.25%, 2/1/2031 (a)	22,428	21,014

4.75%, 2/1/2032 (a)	2,825	2,747

4.25%, 1/15/2034 (a)	8,775	8,068

Embarq Corp. 8.00%, 6/1/2036	11,178	11,038

SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Telecommunication Services — continued

ESC Intelsat Jackson SA (Luxembourg)

5.50%, 8/1/2023 ‡	29,162	3

8.50%, 10/15/2024 ‡	40,649	4

9.75%, 7/15/2025 ‡	8,659	1

Frontier Communications Holdings LLC

5.88%, 10/15/2027 (a)	11,580	11,744

5.00%, 5/1/2028 (a)	16,695	16,206

6.75%, 5/1/2029 (a)	2,136	2,074

5.88%, 11/1/2029	1,725	1,587

6.00%, 1/15/2030 (a)	2,271	2,115

Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	52,974	53,902

Level 3 Financing, Inc.

4.63%, 9/15/2027 (a)	6,669	6,436

4.25%, 7/1/2028 (a)	9,795	9,044

3.63%, 1/15/2029 (a)	5,296	4,639

Lumen Technologies, Inc.

5.13%, 12/15/2026 (a)	15,575	14,490

4.00%, 2/15/2027 (a)	26,453	25,173

Series G, 6.88%, 1/15/2028	4,143	3,994

4.50%, 1/15/2029 (a)	3,575	2,992

5.38%, 6/15/2029 (a)	7,640	6,642

Sprint Capital Corp. 8.75%, 3/15/2032	36,928	51,238

Switch Ltd.

3.75%, 9/15/2028 (a)	1,353	1,284

4.13%, 6/15/2029 (a)	2,435	2,334

Telecom Italia Capital SA (Italy)

6.38%, 11/15/2033	2,764	2,695

6.00%, 9/30/2034	2,580	2,466

Virgin Media Secured Finance plc (United Kingdom) 4.50%, 8/15/2030 (a)	14,737	13,933

		469,527

Electric Utilities — 0.7%

NRG Energy, Inc.

5.75%, 1/15/2028	4,324	4,421

3.38%, 2/15/2029 (a)	2,534	2,353

5.25%, 6/15/2029 (a)	5,535	5,647

3.88%, 2/15/2032 (a)	4,610	4,274

PG&E Corp.

5.00%, 7/1/2028	7,670	7,593

5.25%, 7/1/2030	1,821	1,809

Texas Competitive Electric Holdings Co. LLC

8.50%, 12/1/2021 ‡ (g)	70,354	70

8.50%, 10/1/2022 ‡ (g)	83,215	125

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

Vistra Operations Co. LLC

5.50%, 9/1/2026 (a)	10,107	10,283

4.38%, 5/1/2029 (a)	949	920

		37,495

Electrical Equipment — 0.1%

Sensata Technologies BV 4.00%, 4/15/2029 (a)	6,499	6,239

Electronic Equipment, Instruments & Components — 0.2%

CDW LLC 4.25%, 4/1/2028	5,750	5,663

II-VI, Inc. 5.00%, 12/15/2029 (a)	2,916	2,913

Sensata Technologies, Inc. 3.75%, 2/15/2031 (a)	4,902	4,559

		13,135

Energy Equipment & Services — 0.6%

Archrock Partners LP 6.88%, 4/1/2027 (a)	1,642	1,686

Nabors Industries Ltd. 7.25%, 1/15/2026 (a)	2,715	2,647

Precision Drilling Corp. (Canada)

7.13%, 1/15/2026 (a)	8,000	8,090

6.88%, 1/15/2029 (a)	1,003	1,007

Telford Offshore Ltd. (United Arab Emirates) 12.00% (PIK), 12/31/2164 (b) (d) (h)	9,878	271

Transocean Pontus Ltd. 6.13%, 8/1/2025 (a)	6,721	6,620

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (a)	10,836	10,579

Transocean Proteus Ltd. 6.25%, 12/1/2024 (a)	1,000	993

		31,893

Entertainment — 1.2%

AMC Entertainment Holdings, Inc. 10.00% (cash), 6/15/2026 (a) (h)	5,825	5,380

Cinemark USA, Inc.

8.75%, 5/1/2025 (a)	4,715	4,939

5.25%, 7/15/2028 (a)	3,835	3,658

Live Nation Entertainment, Inc.

4.88%, 11/1/2024 (a)	7,665	7,741

5.63%, 3/15/2026 (a)	6,696	6,813

6.50%, 5/15/2027 (a)	17,543	18,783

4.75%, 10/15/2027 (a)	6,795	6,676

WMG Acquisition Corp.

3.75%, 12/1/2029 (a)	6,905	6,594

3.88%, 7/15/2030 (a)	6,629	6,364

		66,948

Equity Real Estate Investment Trusts (REITs) — 2.0%

Iron Mountain, Inc.

5.00%, 7/15/2028 (a)	4,081	4,043

5.25%, 7/15/2030 (a)	3,372	3,346

4.50%, 2/15/2031 (a)	7,081	6,620

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	171

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — continued

MGM Growth Properties Operating Partnership LP

5.75%, 2/1/2027	28,470	30,818

3.88%, 2/15/2029 (a)	6,913	6,948

RHP Hotel Properties LP

4.75%, 10/15/2027	17,864	17,462

4.50%, 2/15/2029 (a)	5,118	4,837

VICI Properties LP

4.25%, 12/1/2026 (a)	19,134	19,325

3.75%, 2/15/2027 (a)	7,930	7,871

4.63%, 12/1/2029 (a)	8,256	8,421

		109,691

Food & Staples Retailing — 1.4%

Albertsons Cos., Inc.

4.63%, 1/15/2027 (a)	4,745	4,766

5.88%, 2/15/2028 (a)	866	895

3.50%, 3/15/2029 (a)	13,929	12,954

New Albertsons LP

7.75%, 6/15/2026	2,278	2,551

6.63%, 6/1/2028	3,704	4,037

7.45%, 8/1/2029	3,725	4,191

Performance Food Group, Inc.

5.50%, 10/15/2027 (a)	9,386	9,550

4.25%, 8/1/2029 (a)	5,170	4,932

Rite Aid Corp.

7.50%, 7/1/2025 (a)	12,958	12,440

8.00%, 11/15/2026 (a)	17,840	16,983

US Foods, Inc.

4.75%, 2/15/2029 (a)	1,660	1,642

4.63%, 6/1/2030 (a)	3,495	3,399

		78,340

Food Products — 0.8%

Lamb Weston Holdings, Inc.

4.13%, 1/31/2030 (a)	9,190	8,892

4.38%, 1/31/2032 (a)	1,466	1,424

Post Holdings, Inc.

5.75%, 3/1/2027 (a)	11,577	11,699

5.63%, 1/15/2028 (a)	2,895	2,906

5.50%, 12/15/2029 (a)	13,558	13,671

4.63%, 4/15/2030 (a)	5,801	5,461

TreeHouse Foods, Inc. 4.00%, 9/1/2028	371	339

		44,392

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Gas Utilities — 0.2%

AmeriGas Partners LP

5.88%, 8/20/2026	3,672	3,748

5.75%, 5/20/2027	2,148	2,170

Superior Plus LP (Canada) 4.50%, 3/15/2029 (a)	3,492	3,330

		9,248

Health Care Equipment & Supplies — 0.8%

Avantor Funding, Inc.

4.63%, 7/15/2028 (a)	13,481	13,683

3.88%, 11/1/2029 (a)	1,048	1,009

Hologic, Inc. 3.25%, 2/15/2029 (a)	9,932	9,411

Mozart Debt Merger Sub, Inc.

3.88%, 4/1/2029 (a)	12,256	11,628

5.25%, 10/1/2029 (a)	7,998	7,638

		43,369

Health Care Providers & Services — 6.4%

180 Medical, Inc. (United Kingdom) 3.88%, 10/15/2029 (a)	4,620	4,435

Acadia Healthcare Co., Inc.

5.50%, 7/1/2028 (a)	3,999	4,009

5.00%, 4/15/2029 (a)	1,836	1,813

AHP Health Partners, Inc. 5.75%, 7/15/2029 (a)	4,800	4,538

Centene Corp.

4.25%, 12/15/2027	17,076	17,480

4.63%, 12/15/2029	36,773	37,876

Community Health Systems, Inc.

8.00%, 3/15/2026 (a)	3,340	3,465

5.63%, 3/15/2027 (a)	7,340	7,401

6.00%, 1/15/2029 (a)	5,170	5,176

6.13%, 4/1/2030 (a)	7,487	6,963

5.25%, 5/15/2030 (a)	7,072	6,850

4.75%, 2/15/2031 (a)	7,335	6,904

DaVita, Inc.

4.63%, 6/1/2030 (a)	10,090	9,674

3.75%, 2/15/2031 (a)	18,196	16,626

Encompass Health Corp. 4.50%, 2/1/2028	24,396	23,750

Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	11,205	5,939

Global Medical Response, Inc. 6.50%, 10/1/2025 (a)	12,075	11,847

HCA, Inc.

5.88%, 2/15/2026	9,825	10,618

5.38%, 9/1/2026	18,821	20,251

5.63%, 9/1/2028	24,185	26,798

5.88%, 2/1/2029	6,340	7,085

SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Health Care Providers & Services — continued

HealthEquity, Inc. 4.50%, 10/1/2029 (a)	1,808	1,721

Owens & Minor, Inc. 4.50%, 3/31/2029 (a)	6,494	6,123

Radiology Partners, Inc. 9.25%, 2/1/2028 (a)	6,830	6,813

RP Escrow Issuer LLC 5.25%, 12/15/2025 (a)	4,776	4,669

Tenet Healthcare Corp.

4.63%, 9/1/2024 (a)	728	738

4.88%, 1/1/2026 (a)	46,239	46,553

6.25%, 2/1/2027 (a)	17,325	17,818

5.13%, 11/1/2027 (a)	17,121	17,451

4.25%, 6/1/2029 (a)	6,033	5,823

		347,207

Health Care Technology — 0.4%

IQVIA, Inc.

5.00%, 10/15/2026 (a)	13,303	13,576

5.00%, 5/15/2027 (a)	7,395	7,565

		21,141

Hotels, Restaurants & Leisure — 4.4%

1011778 BC ULC (Canada)

3.88%, 1/15/2028 (a)	3,522	3,425

3.50%, 2/15/2029 (a)	1,918	1,808

4.00%, 10/15/2030 (a)	20,076	18,544

Boyne USA, Inc. 4.75%, 5/15/2029 (a)	5,892	5,789

Caesars Entertainment, Inc.

8.13%, 7/1/2027 (a)	8,048	8,676

4.63%, 10/15/2029 (a)	4,327	4,105

Carnival Corp.

10.50%, 2/1/2026 (a)	2,818	3,163

4.00%, 8/1/2028 (a)	6,020	5,769

6.00%, 5/1/2029 (a)	9,712	9,430

Cedar Fair LP

5.50%, 5/1/2025 (a)	4,690	4,821

5.38%, 4/15/2027	285	287

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (a)	7,677	7,236

Hilton Domestic Operating Co., Inc.

5.38%, 5/1/2025 (a)	5,748	5,927

5.75%, 5/1/2028 (a)	1,165	1,217

3.75%, 5/1/2029 (a)	1,422	1,372

4.88%, 1/15/2030	5,925	6,096

Hilton Worldwide Finance LLC 4.88%, 4/1/2027	8,152	8,325

International Game Technology plc 6.50%, 2/15/2025 (a)	9,796	10,408

IRB Holding Corp. 7.00%, 6/15/2025 (a)	3,450	3,605

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued

Marriott Ownership Resorts, Inc.

6.13%, 9/15/2025 (a)	4,162	4,297

4.50%, 6/15/2029 (a)	911	863

MGM Resorts International 4.63%, 9/1/2026	13,333	13,300

Royal Caribbean Cruises Ltd.

10.88%, 6/1/2023 (a)	2,294	2,462

9.13%, 6/15/2023 (a)	6,325	6,614

11.50%, 6/1/2025 (a)	6,661	7,359

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (a)	15,807	15,794

5.50%, 4/15/2027 (a)	5,904	5,954

Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	4,267	4,457

Station Casinos LLC 4.50%, 2/15/2028 (a)	15,687	15,079

Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	14,528	14,964

Wynn Las Vegas LLC 5.50%, 3/1/2025 (a)	11,324	11,485

Wynn Resorts Finance LLC

7.75%, 4/15/2025 (a)	1,075	1,122

5.13%, 10/1/2029 (a)	10,135	9,755

Yum! Brands, Inc.

4.75%, 1/15/2030 (a)	2,638	2,678

3.63%, 3/15/2031	7,474	6,983

4.63%, 1/31/2032	5,868	5,751

		238,920

Household Durables — 0.5%

CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	11,624	12,002

Tempur Sealy International, Inc.

4.00%, 4/15/2029 (a)	11,137	10,495

3.88%, 10/15/2031 (a)	3,131	2,813

		25,310

Household Products — 0.9%

Central Garden & Pet Co. 4.13%, 10/15/2030	7,321	6,953

Energizer Holdings, Inc.

4.75%, 6/15/2028 (a)	14,746	13,935

4.38%, 3/31/2029 (a)	14,268	12,859

Spectrum Brands, Inc.

5.75%, 7/15/2025	430	437

5.00%, 10/1/2029 (a)	1,584	1,564

5.50%, 7/15/2030 (a)	11,728	11,670

3.88%, 3/15/2031 (a)	1,992	1,825

		49,243

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	173

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Independent Power and Renewable Electricity Producers — 0.2%

Calpine Corp.

4.63%, 2/1/2029 (a)	2,374	2,202

5.00%, 2/1/2031 (a)	1,270	1,176

Vistra Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.74%), 7.00%, 12/15/2026 (a) (b) (c) (d)	6,765	6,714

		10,092

Interactive Media & Services — 0.0% (f)

TripAdvisor, Inc. 7.00%, 7/15/2025 (a)	590	611

Internet & Direct Marketing Retail — 0.3%

Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	16,585	16,469

IT Services — 0.9%

Ahead DB Holdings LLC 6.63%, 5/1/2028 (a)	5,745	5,400

Arches Buyer, Inc.

4.25%, 6/1/2028 (a)	5,468	5,178

6.13%, 12/1/2028 (a)	1,884	1,771

Black Knight InfoServ LLC 3.63%, 9/1/2028 (a)	7,811	7,394

Booz Allen Hamilton, Inc. 3.88%, 9/1/2028 (a)	8,518	8,338

Conduent Business Services LLC 6.00%, 11/1/2029 (a)	9,830	9,363

Exela Intermediate LLC 11.50%, 7/15/2026 (a)	5,265	3,080

Gartner, Inc.

4.50%, 7/1/2028 (a)	1,966	1,992

3.75%, 10/1/2030 (a)	1,033	1,005

Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	4,820	4,808

		48,329

Leisure Products — 0.4%

Mattel, Inc.

3.38%, 4/1/2026 (a)	2,403	2,386

5.88%, 12/15/2027 (a)	4,280	4,537

3.75%, 4/1/2029 (a)	1,650	1,652

Vista Outdoor, Inc. 4.50%, 3/15/2029 (a)	12,683	11,890

		20,465

Life Sciences Tools & Services — 0.0% (f)

Syneos Health, Inc. 3.63%, 1/15/2029 (a)	2,504	2,365

Machinery — 0.3%

ATS Automation Tooling Systems, Inc. (Canada) 4.13%, 12/15/2028 (a)	3,017	2,908

Roller Bearing Co. of America, Inc. 4.38%, 10/15/2029 (a)	1,568	1,513

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Machinery — continued

Stevens Holding Co., Inc. 6.13%, 10/1/2026 (a)	946	977

Terex Corp. 5.00%, 5/15/2029 (a)	4,210	4,169

Wabash National Corp. 4.50%, 10/15/2028 (a)	5,435	5,154

		14,721

Media — 7.9%

Altice Financing SA (Luxembourg) 5.75%, 8/15/2029 (a)	7,648	6,969

Audacy Capital Corp. 6.50%, 5/1/2027 (a)	6,418	6,097

Clear Channel Outdoor Holdings, Inc.

5.13%, 8/15/2027 (a)	19,239	19,222

7.75%, 4/15/2028 (a)	9,095	9,505

7.50%, 6/1/2029 (a)	7,952	8,263

CSC Holdings LLC

5.50%, 4/15/2027 (a)	17,230	17,187

5.38%, 2/1/2028 (a)	8,612	8,370

6.50%, 2/1/2029 (a)	9,920	10,044

4.50%, 11/15/2031 (a)	8,485	7,721

Diamond Sports Group LLC 5.38%, 8/15/2026 (a)	9,726	3,988

Directv Financing LLC 5.88%, 8/15/2027 (a)	7,639	7,636

DISH DBS Corp.

5.00%, 3/15/2023	19,772	19,945

5.88%, 11/15/2024	49,773	49,772

7.75%, 7/1/2026	21,048	21,315

5.25%, 12/1/2026 (a)	27,395	26,856

5.75%, 12/1/2028 (a)	5,215	4,987

Gannett Holdings LLC 6.00%, 11/1/2026 (a)	3,128	3,112

GCI LLC 4.75%, 10/15/2028 (a)	11,972	11,751

Gray Escrow II, Inc. 5.38%, 11/15/2031 (a)	5,247	5,051

Gray Television, Inc.

5.88%, 7/15/2026 (a)	7,650	7,822

7.00%, 5/15/2027 (a)	8,553	8,996

4.75%, 10/15/2030 (a)	310	291

iHeartCommunications, Inc.

6.38%, 5/1/2026	4,481	4,621

8.38%, 5/1/2027	19,902	20,732

5.25%, 8/15/2027 (a)	5,715	5,692

Liberty Interactive LLC 8.25%, 2/1/2030	1,784	1,748

McGraw-Hill Education, Inc. 5.75%, 8/1/2028 (a)	7,120	6,758

Midas OpCo Holdings LLC 5.63%, 8/15/2029 (a)	5,746	5,631

SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Media — continued

Midcontinent Communications 5.38%, 8/15/2027 (a)	6,123	6,054

National CineMedia LLC 5.88%, 4/15/2028 (a)	6,030	5,348

News Corp. 3.88%, 5/15/2029 (a)	7,780	7,450

5.13%, 2/15/2032 (a)	3,350	3,425

Nexstar Media, Inc.

5.63%, 7/15/2027 (a)	20,280	20,737

4.75%, 11/1/2028 (a)	11,522	11,176

Outfront Media Capital LLC 5.00%, 8/15/2027 (a)	615	609

Scripps Escrow II, Inc.

3.88%, 1/15/2029 (a)	2,194	2,056

5.38%, 1/15/2031 (a)	3,157	3,002

Scripps Escrow, Inc. 5.88%, 7/15/2027 (a)	1,190	1,188

Sirius XM Radio, Inc.

5.00%, 8/1/2027 (a)	23,305	23,620

4.00%, 7/15/2028 (a)	8,911	8,566

5.50%, 7/1/2029 (a)	13,140	13,436

4.13%, 7/1/2030 (a)	2,602	2,459

Univision Communications, Inc. 4.50%, 5/1/2029 (a)	2,673	2,559

UPC Holding BV (Netherlands) 5.50%, 1/15/2028 (a)	1,890	1,881

Videotron Ltd. (Canada) 5.13%, 4/15/2027 (a)	5,093	5,182

VZ Secured Financing BV (Netherlands) 5.00%, 1/15/2032 (a)	2,551	2,417

		431,247

Metals & Mining — 1.6%

Alcoa Nederland Holding BV 5.50%, 12/15/2027 (a)	7,417	7,732

Allegheny Technologies, Inc.

5.88%, 12/1/2027	7,169	7,316

4.88%, 10/1/2029	3,082	2,982

5.13%, 10/1/2031	2,310	2,246

Arconic Corp.

6.00%, 5/15/2025 (a)	3,305	3,404

6.13%, 2/15/2028 (a)	14,994	15,331

Big River Steel LLC 6.63%, 1/31/2029 (a)	8,645	9,034

Carpenter Technology Corp. 6.38%, 7/15/2028	6,581	6,639

Cleveland-Cliffs, Inc.

4.63%, 3/1/2029 (a)	6,645	6,412

4.88%, 3/1/2031 (a)	4,886	4,771

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Metals & Mining — continued

Constellium SE 5.88%, 2/15/2026 (a)	1,498	1,517

Freeport-McMoRan, Inc. 4.38%, 8/1/2028	5,177	5,242

Kaiser Aluminum Corp. 4.50%, 6/1/2031 (a)	3,775	3,400

Novelis Corp.

4.75%, 1/30/2030 (a)	5,177	5,065

3.88%, 8/15/2031 (a)	2,049	1,888

United States Steel Corp. 6.88%, 3/1/2029	5,784	5,943

		88,922

Multiline Retail — 0.3%

NMG Holding Co., Inc. 7.13%, 4/1/2026 (a)	17,150	17,665

Oil, Gas & Consumable Fuels — 9.1%

Antero Midstream Partners LP

7.88%, 5/15/2026 (a)	7,173	7,711

5.75%, 3/1/2027 (a)	5,760	5,867

5.75%, 1/15/2028 (a)	9,179	9,317

5.38%, 6/15/2029 (a)	65	65

Antero Resources Corp.

8.38%, 7/15/2026 (a)	4,508	4,948

7.63%, 2/1/2029 (a)	1,622	1,756

5.38%, 3/1/2030 (a)	2,782	2,834

Apache Corp. 4.88%, 11/15/2027	3,427	3,521

Baytex Energy Corp. (Canada) 8.75%, 4/1/2027 (a)	9,485	10,167

Blue Racer Midstream LLC 7.63%, 12/15/2025 (a)	4,070	4,279

Buckeye Partners LP

4.13%, 3/1/2025 (a)	695	693

4.13%, 12/1/2027	2,973	2,808

4.50%, 3/1/2028 (a)	6,536	6,209

California Resources Corp. 7.13%, 2/1/2026 (a)	7,584	7,887

Cheniere Energy Partners LP

4.50%, 10/1/2029	216	220

3.25%, 1/31/2032 (a)	3,495	3,285

Cheniere Energy, Inc. 4.63%, 10/15/2028	15,413	15,747

Chesapeake Energy Corp.

5.50%, 2/1/2026 (a)	2,819	2,897

6.75%, 4/15/2029 (a)	14,376	15,198

CNX Midstream Partners LP 4.75%, 4/15/2030 (a)	1,540	1,488

CNX Resources Corp. 6.00%, 1/15/2029 (a)	3,029	3,093

Comstock Resources, Inc.

7.50%, 5/15/2025 (a)	5,839	5,972

6.75%, 3/1/2029 (a)	12,458	12,677

5.88%, 1/15/2030 (a)	3,854	3,728

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	175

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Continental Resources, Inc. 5.75%, 1/15/2031 (a)	965	1,076

Crestwood Midstream Partners LP

5.75%, 4/1/2025	9,549	9,609

8.00%, 4/1/2029 (a)	9,521	10,130

DCP Midstream Operating LP

5.63%, 7/15/2027	5,114	5,492

6.75%, 9/15/2037 (a)	5,546	6,767

DT Midstream, Inc.

4.13%, 6/15/2029 (a)	5,921	5,713

4.38%, 6/15/2031 (a)	3,167	3,094

Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (a)	10,710	10,844

Endeavor Energy Resources LP 6.63%, 7/15/2025 (a)	4,265	4,457

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (b) (c) (d)	9,142	6,559

4.40%, 4/1/2024	3,022	3,078

4.15%, 6/1/2025	2,220	2,223

EQM Midstream Partners LP

6.00%, 7/1/2025 (a)	10,723	10,937

4.13%, 12/1/2026	1,965	1,877

6.50%, 7/1/2027 (a)	4,765	4,984

4.50%, 1/15/2029 (a)	7,633	7,127

4.75%, 1/15/2031 (a)	8,133	7,625

EQT Corp.

6.63%, 2/1/2025 (e)	6,700	7,238

3.13%, 5/15/2026 (a)	3,222	3,169

5.00%, 1/15/2029	4,315	4,552

Genesis Energy LP

6.25%, 5/15/2026	5,665	5,438

8.00%, 1/15/2027	3,285	3,321

7.75%, 2/1/2028	2,411	2,380

Gulfport Energy Corp.

8.00%, 5/17/2026 (a)	6,131	6,484

8.00%, 5/17/2026	273	288

Gulfport Energy Operating Corp.

6.00%, 10/15/2024 ‡ (g)	10,250	–	(i)

6.38%, 5/15/2025 ‡ (g)	1,796	–	(i)

6.38%, 1/15/2026 ‡ (g)	8,845	–	(i)

Hess Midstream Operations LP

5.63%, 2/15/2026 (a)	5,720	5,863

4.25%, 2/15/2030 (a)	4,942	4,771

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Holly Energy Partners LP 5.00%, 2/1/2028 (a)	5,425	5,181

MEG Energy Corp. (Canada)

6.50%, 1/15/2025 (a)	792	804

7.13%, 2/1/2027 (a)	8,943	9,329

NGL Energy Operating LLC 7.50%, 2/1/2026 (a)	4,955	4,975

NuStar Logistics LP

5.75%, 10/1/2025	1,325	1,380

6.00%, 6/1/2026	3,060	3,109

5.63%, 4/28/2027	7,759	7,766

6.38%, 10/1/2030	3,910	3,961

Oasis Petroleum, Inc. 6.38%, 6/1/2026 (a)	3,296	3,354

Occidental Petroleum Corp.

8.00%, 7/15/2025	8,826	9,986

5.88%, 9/1/2025	9,289	9,962

5.50%, 12/1/2025	4,551	4,891

8.50%, 7/15/2027	7,962	9,594

6.38%, 9/1/2028	5,074	5,734

8.88%, 7/15/2030	10,478	13,547

6.63%, 9/1/2030	4,907	5,710

6.13%, 1/1/2031	6,656	7,569

PBF Holding Co. LLC

9.25%, 5/15/2025 (a)	4,525	4,604

Range Resources Corp.

8.25%, 1/15/2029	4,412	4,835

4.75%, 2/15/2030 (a)	8,847	8,659

Rockcliff Energy II LLC 5.50%, 10/15/2029 (a)	2,851	2,826

SM Energy Co.

6.63%, 1/15/2027	4,363	4,429

6.50%, 7/15/2028	1,877	1,924

Southwestern Energy Co.

8.38%, 9/15/2028	9,708	10,594

5.38%, 3/15/2030	7,542	7,787

4.75%, 2/1/2032	1,283	1,276

Summit Midstream Holdings LLC 8.50%, 10/15/2026 (a)	4,006	3,966

Sunoco LP

4.50%, 5/15/2029	1,948	1,867

4.50%, 4/30/2030 (a)	10,778	10,294

SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Tallgrass Energy Partners LP

7.50%, 10/1/2025 (a)	18,569	19,498

6.00%, 3/1/2027 (a)	1,640	1,640

5.50%, 1/15/2028 (a)	35	34

6.00%, 12/31/2030 (a)	4,795	4,618

6.00%, 9/1/2031 (a)	8,050	7,587

Targa Resources Partners LP

6.50%, 7/15/2027	4,950	5,247

5.00%, 1/15/2028	6,824	7,035

4.88%, 2/1/2031	7,127	7,327

4.00%, 1/15/2032	4,004	3,944

		504,306

Paper & Forest Products — 0.1%

Glatfelter Corp. 4.75%, 11/15/2029 (a)	4,445	4,219

Personal Products — 0.5%

Coty, Inc.

5.00%, 4/15/2026 (a)	5,519	5,553

4.75%, 1/15/2029 (a)	4,110	3,997

Edgewell Personal Care Co.

5.50%, 6/1/2028 (a)	10,490	10,542

4.13%, 4/1/2029 (a)	3,602	3,382

Prestige Brands, Inc. 5.13%, 1/15/2028 (a)	3,030	3,034

		26,508

Pharmaceuticals — 4.3%

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (a)	33,234	34,362

8.50%, 1/31/2027 (a)	8,050	8,147

Bausch Health Cos., Inc.

5.50%, 11/1/2025 (a)	50,202	50,380

9.00%, 12/15/2025 (a)	28,836	29,738

7.00%, 1/15/2028 (a)	8,348	7,635

5.00%, 1/30/2028 (a)	2,791	2,337

4.88%, 6/1/2028 (a)	10,165	9,764

5.00%, 2/15/2029 (a)	10,720	8,677

6.25%, 2/15/2029 (a)	2,940	2,507

7.25%, 5/30/2029 (a)	6,061	5,303

5.25%, 2/15/2031 (a)	8,505	6,761

Catalent Pharma Solutions, Inc.

5.00%, 7/15/2027 (a)	5,509	5,629

3.13%, 2/15/2029 (a)	1,044	967

Endo Dac

5.88%, 10/15/2024 (a)	5,067	4,973

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pharmaceuticals — continued

9.50%, 7/31/2027 (a)	7,301	7,118

6.00%, 6/30/2028 (a)	4,816	3,187

Endo Luxembourg Finance Co. I SARL 6.13%, 4/1/2029 (a)	3,485	3,276

Jazz Securities DAC 4.38%, 1/15/2029(a)	6,896	6,830

Mallinckrodt International Finance SA

5.75%, 8/1/2022 (a) (g)	5,020	2,461

5.63%, 10/15/2023 (a) (g)	5,340	2,673

5.50%, 4/15/2025 (a) (g)	11,780	5,860

Organon & Co.

4.13%, 4/30/2028 (a)	13,928	13,700

5.13%, 4/30/2031 (a)	9,128	9,112

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (a)	6,177	6,187

		237,584

Professional Services — 0.1%

Dun & Bradstreet Corp. (The) 5.00%, 12/15/2029 (a)	2,244	2,154

Science Applications International Corp. 4.88%, 4/1/2028 (a)	2,475	2,415

		4,569

Real Estate Management & Development — 0.3%

Kennedy-Wilson, Inc.

4.75%, 3/1/2029	3,282	3,205

5.00%, 3/1/2031	2,090	2,028

Realogy Group LLC 5.25%, 4/15/2030 (a)	10,178	9,700

		14,933

Road & Rail — 0.7%

Avis Budget Car Rental LLC

5.75%, 7/15/2027 (a)	6,031	6,078

4.75%, 4/1/2028 (a)	5,590	5,311

5.38%, 3/1/2029 (a)	5,912	5,815

ESC GCBREGS EXIDE TECH

7.13%, 8/1/2026 (g)	22,954	1,263

6.00%, 1/15/2028 (g)	20,858	1,147

Hertz Corp. (The)

5.50%, 10/15/2024 (g)	6,563	33

4.63%, 12/1/2026 (a)	1,948	1,855

5.00%, 12/1/2029 (a)	3,281	3,061

NESCO Holdings II, Inc. 5.50%, 4/15/2029 (a)	2,526	2,428

Uber Technologies, Inc.

7.50%, 9/15/2027 (a)	6,658	7,116

4.50%, 8/15/2029 (a)	6,845	6,553

		40,660

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	177

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Semiconductors & Semiconductor Equipment — 0.7%

ams-OSRAM AG (Austria) 7.00%, 7/31/2025 (a)	4,910	5,089

Entegris, Inc. 4.38%, 4/15/2028 (a)	7,369	7,222

3.63%, 5/1/2029 (a)	5,146	4,824

ON Semiconductor Corp. 3.88%, 9/1/2028 (a)	16,250	16,107

Synaptics, Inc. 4.00%, 6/15/2029 (a)	3,400	3,278

		36,520

Software — 1.4%

ACI Worldwide, Inc. 5.75%, 8/15/2026 (a)	4,540	4,696

CDK Global, Inc. 5.25%, 5/15/2029 (a)	13,468	13,805

Clarivate Science Holdings Corp.

3.88%, 7/1/2028 (a)	4,765	4,503

4.88%, 7/1/2029 (a)	5,417	5,101

NCR Corp.

5.75%, 9/1/2027 (a)	13,450	13,649

5.00%, 10/1/2028 (a)	4,110	4,038

5.13%, 4/15/2029 (a)	6,447	6,374

6.13%, 9/1/2029 (a)	8,665	8,993

SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	17,265	17,744

		78,903

Specialty Retail — 1.9%

Asbury Automotive Group, Inc.

4.50%, 3/1/2028	4,441	4,365

4.63%, 11/15/2029 (a)	3,308	3,225

4.75%, 3/1/2030	1,655	1,605

Bath & Body Works, Inc.

9.38%, 7/1/2025 (a)	92	108

6.63%, 10/1/2030 (a)	4,648	5,032

6.88%, 11/1/2035	331	366

6.75%, 7/1/2036	2,199	2,398

Gap, Inc. (The)

3.63%, 10/1/2029 (a)	2,532	2,293

3.88%, 10/1/2031 (a)	1,433	1,284

PetSmart, Inc.

4.75%, 2/15/2028 (a)	11,396	11,368

7.75%, 2/15/2029 (a)	3,151	3,312

Sonic Automotive, Inc. 4.63%, 11/15/2029 (a)	5,022	4,765

SRS Distribution, Inc.

4.63%, 7/1/2028 (a)	4,949	4,745

6.13%, 7/1/2029 (a)	4,001	3,823

6.00%, 12/1/2029 (a)	6,190	5,849

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Specialty Retail — continued

Staples, Inc.

7.50%, 4/15/2026 (a)	27,502	27,192

10.75%, 4/15/2027 (a)	16,709	15,562

White Cap Buyer LLC 6.88%, 10/15/2028 (a)	4,730	4,706

		101,998

Thrifts & Mortgage Finance — 0.5%

Nationstar Mortgage Holdings, Inc.

5.50%, 8/15/2028 (a)	5,923	5,908

5.13%, 12/15/2030 (a)	5,577	5,228

5.75%, 11/15/2031 (a)	7,080	6,850

Rocket Mortgage LLC

2.88%, 10/15/2026 (a)	4,844	4,551

3.63%, 3/1/2029 (a)	5,017	4,698

4.00%, 10/15/2033 (a)	1,662	1,547

		28,782

Trading Companies & Distributors — 1.2%

Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	5,075	5,202

Imola Merger Corp. 4.75%, 5/15/2029 (a)	24,127	23,399

United Rentals North America, Inc.

4.88%, 1/15/2028	5,395	5,506

5.25%, 1/15/2030	7,060	7,342

3.88%, 2/15/2031	3,826	3,697

WESCO Distribution, Inc.

7.13%, 6/15/2025 (a)	9,845	10,310

7.25%, 6/15/2028 (a)	11,595	12,449

		67,905

Wireless Telecommunication Services — 1.4%

Hughes Satellite Systems Corp. 6.63%, 8/1/2026	884	921

Sprint Corp.

7.63%, 2/15/2025	13,268	14,696

7.63%, 3/1/2026	27,619	31,487

T-Mobile USA, Inc. 4.75%, 2/1/2028	22,392	23,116

United States Cellular Corp. 6.70%, 12/15/2033	4,743	5,170

		75,390

Total Corporate Bonds (Cost $4,567,968)		4,539,701

Loan Assignments — 7.5% (j)

Aerospace & Defense — 0.1%

Spirit Aerosystems, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.25%, 1/15/2025 (c)	5,533	5,506

SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Auto Components — 0.3%

American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.00%, 4/6/2024 (c)	1,950	1,933

Dexko Global, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.25%, 10/4/2028 (c)	8,451	8,334

Dexko Global, Inc., Delay Draw Term Loan B-1 (3-MONTH UNFND + 0.00%), 4.25%, 10/4/2028 (c) (k)	1,357	1,339

Truck Hero, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 4.00%, 1/31/2028 (c)	2,367	2,320

		13,926

Beverages — 0.1%

Triton Water Holdings, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.00%, 3/31/2028 (c)	7,300	7,114

Chemicals — 0.1%

Solenis International LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.25%, 11/9/2028 (c)	4,579	4,513

Commercial Services & Supplies — 0.1%

Madison IAQ LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 3.75%, 6/21/2028 (c)	7,684	7,554

Containers & Packaging — 1.0%

Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%; 1 Month SOFR + 3.25%), 3.36%, 4/3/2024 (c)	22,079	21,683

Graham Packaging, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.75%, 8/4/2027 (c)	20,746	20,519

LABL, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 5.50%, 10/29/2028 (c)	8,237	8,177

Pactiv Evergreen Group Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 4.00%, 9/24/2028 (c)	3,247	3,204

		53,583

Diversified Financial Services — 0.1%

Sabre Holdings Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 4.00%, 12/17/2027 (c)	5,781	5,696

Diversified Telecommunication Services — 0.2%

Altice France SA, 1st Lien Term Loan B-13 (France) (ICE LIBOR USD 3 Month + 4.00%), 4.51%, 8/14/2026 (c)	7,032	6,958

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — continued

Cincinnati Bell, Inc., 1st Lien Term Loan B-2 (ICE LIBOR USD 3 Month + 3.25%), 3.75%, 11/22/2028 (c)	3,009	2,975

		9,933

Food & Staples Retailing — 0.4%

Moran Foods LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 7.00%), 7.00%, 3/29/2024 (c)	1,866	1,847

Moran Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 8.00%, 4/1/2024 ‡ (c)	13,911	13,773

Moran Foods LLC, Tranche A Second Lien Term Loan (ICE LIBOR USD 3 Month + 10.75%), 11.75%, 10/1/2024 (c)	10,752	8,816

		24,436

Health Care Equipment & Supplies — 0.1%

Medline, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 10/23/2028 (c)	4,848	4,797

Health Care Providers & Services — 0.6%

Envision Healthcare Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 3.96%, 10/10/2025 (c)	17,898	12,977

PAREXEL International Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.00%, 11/15/2028 (c)	7,506	7,440

U.S. Renal Care, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 5.13%, 6/26/2026 (c)	13,827	13,257

		33,674

Hotels, Restaurants & Leisure — 0.3%

Scientific Games Corp., 1st Lien Term Loan B-5 (ICE LIBOR USD 1 Month + 2.75%), 2.96%, 8/14/2024 (c) (k)	5,736	5,694

UFC Holdings LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 3 Month + 2.75%), 3.50%, 4/29/2026 (c)	10,292	10,142

		15,836

Household Durables — 0.2%

Cabinetworks, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 4.75%, 5/17/2028 (c)	10,930	10,367

Internet & Direct Marketing Retail — 0.1%

Shutterfly, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 5.75%, 9/25/2026 (c)	5,762	5,458

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	179

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

IT Services — 0.1%

Exela Intermediate LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.50%), 7.50%, 7/12/2023 (c)	5,887	4,172

Zayo Group LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.21%, 3/9/2027 (c)	2,410	2,354

		6,526

Leisure Products — 0.2%

FGI Operating Co. LLC, 1st Lien Term Loan

(ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2022 ‡ (c) (g)	3,864	420

(ICE LIBOR USD 3 Month + 4.25%), 4.25%, 12/31/2049 (c) (g)	20,508	–	(i)

Hercules Achievement, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.50%, 12/16/2024 (c)	12,582	12,194

		12,614

Machinery — 0.3%

Thyssenkrupp Elevator, 1st Lien Term Loan B1 (ICE LIBOR USD 6 Month + 3.50%), 4.00%, 7/30/2027 (c)	9,858	9,781

Titan Acquisition Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 3.35%, 3/28/2025 (c)	5,044	4,939

		14,720

Media — 0.5%

Directv Financing LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 5.75%, 8/2/2027 (c)	13,597	13,551

iHeartCommunications, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.21%, 5/1/2026 (c)	12,331	12,181

Summer BC Holdco B SARL, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.50%), 5.25%, 12/4/2026 (c)	2,753	2,731

		28,463

Personal Products — 0.5%

Nestle Skin Health, Term Loan B (Luxembourg) (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 10/1/2026 (c)	25,844	25,685

Revlon Consumer Products Corp., Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.25%, 9/7/2023 (c)	7,806	4,324

		30,009

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pharmaceuticals — 0.5%

Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.21%, 6/2/2025 (c)	28,820	28,514

Road & Rail — 0.2%

First Student Bidco, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 3.50%, 7/21/2028 (c)	7,423	7,314

First Student Bidco, Inc., 1st Lien Term Loan C (ICE LIBOR USD 3 Month + 3.00%), 3.50%, 7/21/2028 (c)	2,740	2,700

		10,014

Software — 0.2%

Greeneden U.S. Holdings I LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.75%, 12/1/2027 (c)	12,784	12,756

Specialty Retail — 1.2%

Claire’s Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.50%), 6.71%, 12/18/2026 (c) (l)	13,206	13,048

Petco Health and Wellness Co., Inc., Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 4.00%, 3/3/2028 (c)	12,575	12,476

PrimeSource, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 4.00%, 12/28/2027 (c)	5,660	5,564

Pure Fishing, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 4.61%, 12/22/2025 (c)	16,623	15,908

Serta Simmons Bedding LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 7.50%), 8.50%, 8/10/2023 (c)	13,010	12,480

		59,476

Wireless Telecommunication Services — 0.1%

CCI Buyer, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.50%, 12/17/2027 (c)	7,344	7,259

Total Loan Assignments (Cost $418,220)		412,744

	SHARES (000)
Common Stocks — 3.3%

Communications Equipment — 0.0% (f)

Goodman Networks, Inc. * ‡	300	—	(i)

SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Diversified Financial Services — 0.0% (f)

ACC Claims Holdings LLC * ‡	7,076	18

Diversified Telecommunication Services — 0.7%

Frontier Communications Parent, Inc. *	420	11,580

Intelsat Emergence SA (Luxembourg) * ‡	748	25,423

		37,003

Energy Equipment & Services — 0.0% (f)

Telford Offshore Holdings Ltd. (Cayman Islands) * ‡	368	—	(i)

Equity Real Estate Investment Trusts (REITs) — 0.2%

VICI Properties, Inc.	393	10,983

Food & Staples Retailing — 0.0% (f)

Moran Foods Backstop Equity * ‡	616	1,462

Independent Power and Renewable Electricity Producers — 0.1%

Vistra Corp.	197	4,494

Internet & Direct Marketing Retail — 0.2%

MYT Holding Co. * ‡	5,623	9,857

Media — 0.3%

Clear Channel Outdoor Holdings, Inc. *	2,312	8,645

iHeartMedia, Inc., Class A *	273	5,859

		14,504

Oil, Gas & Consumable Fuels — 1.4%

Chesapeake Energy Corp.	43	3,330

EP Energy Corp.*	296	27,971

Gulfport Energy Corp. *	240	16,570

Oasis Petroleum, Inc.	168	22,272

Whiting Petroleum Corp.	122	9,037

		79,180

Professional Services — 0.3%

Neiman Marcus Group Restricted Equity *	6	930

NMG, Inc. *	83	13,717

		14,647

Specialty Retail — 0.1%

Claire’s Stores, Inc. * ‡	17	5,638

Total Common Stocks (Cost $115,697)		177,786

	PRINCIPAL AMOUNT ($000)
Convertible Bonds — 0.6%

Hotels, Restaurants & Leisure — 0.0% (f)

Royal Caribbean Cruises Ltd. 4.25%, 6/15/2023	500	641

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Media — 0.5%

DISH Network Corp.

Zero Coupon, 12/15/2025	7,845		7,673

3.38%, 8/15/2026	18,645		16,911

Liberty Interactive LLC

4.00%, 11/15/2029	2,570		1,748

3.75%, 2/15/2030	4,448		3,247

			29,579

Oil, Gas & Consumable Fuels — 0.1%

Gulfport Energy Corp. 15.00% (PIK), 4/7/2022‡ (b) (d) (h)	1		3,641

Total Convertible Bonds (Cost $29,922)			33,861

	SHARES (000)
Convertible Preferred Stocks — 0.5%

Specialty Retail — 0.5%

Claire’s Stores, Inc. * ‡ (Cost $3,724)	11		28,969

Preferred Stocks — 0.3%

Communications Equipment — 0.0% (f)

Goodman Networks, Inc. * ‡	358		4

Internet & Direct Marketing Retail — 0.3%

MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡	13,477		14,359

Oil, Gas & Consumable Fuels — 0.0% (f)

Gulfport Energy Corp. ‡	—	(i)	355

Total Preferred Stocks (Cost $14,233)			14,718

	NO. OF WARRANTS (000)
Warrants — 0.2%

Diversified Telecommunication Services — 0.0% (f)

Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD * ‡	14		158

Media — 0.0% (f)

Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) * ‡	110		2,355

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	181

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	NO. OF WARRANTS (000)	VALUE ($000)
Warrants — continued

Oil, Gas & Consumable Fuels — 0.2%

Chesapeake Energy Corp.

expiring 2/9/2026, price 31.49 USD *	49	2,358

expiring 2/9/2026, price 27.08 USD *	45	2,303

expiring 2/9/2026, price 35.46 USD *	27	1,195

		5,856

Total Warrants (Cost $1)		8,369

	NO. OF RIGHTS (000)
Rights — 0.1%

Diversified Telecommunication Services — 0.0% (f)

Intelsat Jackson Holdings SA, expiring 12/5/2025 (Luxembourg) * ‡	157	2

Independent Power and Renewable Electricity Producers — 0.1%

Vistra Corp., expiring 12/31/2049 * ‡	2,824	3,811

Total Rights (Cost $2)		3,813

Short-Term Investments — 1.0%

Investment Companies — 1.0%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (m) (n) (Cost $52,250)	52,250	52,250

Total Investments — 96.4% (Cost $5,202,017)		5,272,211
Other Assets Less Liabilities — 3.6%		195,073

NET ASSETS — 100.0%		5,467,284

Percentages indicated are based on net assets.

Abbreviations

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SCA	Limited partnership with share capital
UNFND	Unfunded
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2022.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2022.
(d)	Security is an interest bearing note with preferred security characteristics.
(e)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2022.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Defaulted security.
(h)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(i)	Amount rounds to less than one thousand.
(j)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(k)	All or a portion of this security is unsettled as of February 28, 2022. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(l)	Fund is subject to legal or contractual restrictions on the resale of the security.
(m)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(n)	The rate shown is the current yield as of February 28, 2022.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 33.2%

Aerospace & Defense — 0.3%

Bombardier, Inc. (Canada)

7.50%, 12/1/2024 (a)	471	487

7.50%, 3/15/2025 (a)	4,334	4,378

BWX Technologies, Inc.

4.13%, 6/30/2028 (a)	3,904	3,787

4.13%, 4/15/2029 (a)	3,625	3,516

Howmet Aerospace, Inc.

6.88%, 5/1/2025	27	30

5.90%, 2/1/2027	3,179	3,452

6.75%, 1/15/2028	118	131

5.95%, 2/1/2037	110	122

Spirit AeroSystems, Inc. 5.50%, 1/15/2025 (a)	325	334

TransDigm, Inc. 6.25%, 3/15/2026 (a)	7,267	7,476

Triumph Group, Inc.

8.88%, 6/1/2024 (a)	945	1,008

6.25%, 9/15/2024 (a)	2,566	2,547

7.75%, 8/15/2025	3,055	3,067

		30,335

Airlines — 0.1%

American Airlines, Inc.

5.50%, 4/20/2026 (a)	6,371	6,521

5.75%, 4/20/2029 (a)	5,806	5,935

United Airlines, Inc.

4.38%, 4/15/2026 (a)	3,833	3,823

4.63%, 4/15/2029 (a)	1,273	1,242

		17,521

Auto Components — 0.9%

Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a)	3,620	3,625

Allison Transmission, Inc.

4.75%, 10/1/2027 (a)	3,298	3,278

5.88%, 6/1/2029 (a)	8,796	9,226

3.75%, 1/30/2031 (a)	11,027	10,241

American Axle & Manufacturing, Inc.

6.25%, 3/15/2026	5,066	5,136

6.50%, 4/1/2027	5,070	5,184

6.88%, 7/1/2028	2,380	2,454

5.00%, 10/1/2029	5,030	4,770

Clarios Global LP

6.75%, 5/15/2025 (a)	2,915	3,025

6.25%, 5/15/2026 (a)	7,187	7,435

8.50%, 5/15/2027 (a)	5,935	6,187

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Auto Components — continued

Cooper-Standard Automotive, Inc.

13.00%, 6/1/2024 (a)	265	279

5.63%, 11/15/2026 (a)	884	608

Dana, Inc.

5.38%, 11/15/2027	2,745	2,800

5.63%, 6/15/2028	2,747	2,809

4.25%, 9/1/2030	724	690

Dornoch Debt Merger Sub, Inc. 6.63%, 10/15/2029 (a)	4,565	4,234

Goodyear Tire & Rubber Co. (The)

5.00%, 5/31/2026	3,473	3,486

4.88%, 3/15/2027	255	255

5.00%, 7/15/2029 (a)	5,248	5,175

5.25%, 4/30/2031	8,465	8,231

5.25%, 7/15/2031 (a)	2,132	2,071

Icahn Enterprises LP

4.75%, 9/15/2024	500	499

6.25%, 5/15/2026	2,691	2,714

IHO Verwaltungs GmbH (Germany) 4.75% (cash), 9/15/2026 (a) (b)	4,960	4,997

Tenneco, Inc.

5.38%, 12/15/2024	665	668

5.00%, 7/15/2026	2,718	2,712

7.88%, 1/15/2029 (a)	1,459	1,541

5.13%, 4/15/2029 (a)	1,663	1,667

		105,997

Automobiles — 0.0% (c)

Jaguar Land Rover Automotive plc (United Kingdom) 4.50%, 10/1/2027 (a)	1,000	920

Banks — 2.0%

Banco do Brasil SA (Brazil) (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 6.36%), 9.00%, 6/18/2024 (d) (e) (f) (g)	8,400	8,847

Banco Industrial SA (Guatemala) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.44%), 4.88%, 1/29/2031 (e) (f)	1,600	1,557

Banco Mercantil del Norte SA (Mexico) (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.47%), 7.50%, 6/27/2029 (d) (e) (f) (g)	10,900	10,647

Banco Santander SA (Spain) (USD ICE Swap Rate 5 Year + 4.99%), 7.50%, 2/8/2024 (d) (e) (f) (g)	5,000	5,200

Bank of America Corp.

Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (d) (e) (g)	10,030	10,456

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	183

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (d) (e) (g)	716	753

Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (d) (e) (g)	34	37

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (d) (e) (g)	865	874

Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (d) (e) (g)	9,905	10,019

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (d) (e) (g)	4,714	4,885

Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (d) (e) (g)	16,230	15,679

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (d) (e) (g)	10,050	9,573

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (d) (e) (g)	83	89

Credit Agricole SA (France) (USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (a) (d) (e) (g)	20,050	22,581

Development Bank of the Republic of Belarus JSC (Belarus) 6.75%, 5/2/2024 (a)	2,600	390

HSBC Holdings plc (United Kingdom)

(USD ICE Swap Rate 5 Year + 4.37%), 6.37%, 3/30/2025 (d) (e) (g)	2,400	2,472

(USD ICE Swap Rate 5 Year + 3.75%), 6.00%, 5/22/2027 (d) (e) (g)	3,551	3,640

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.65%), 4.60%, 12/17/2030 (d) (e) (g)	8,336	7,752

ING Groep NV (Netherlands)

(USD ICE Swap Rate 5 Year + 4.20%), 6.75%, 4/16/2024 (d) (e) (f) (g)	8,500	8,861

(USD Swap Semi 5 Year + 4.45%), 6.50%, 4/16/2025 (d) (e) (g)	1,800	1,877

Intesa Sanpaolo SpA (Italy)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.60%), 4.20%, 6/1/2032 (a) (e)	1,190	1,076

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.75%), 4.95%, 6/1/2042 (a) (e)	6,402	5,679

Lloyds Banking Group plc (United Kingdom)

(USD Swap Semi 5 Year + 4.76%), 7.50%, 6/27/2024 (d) (e) (g)	4,669	4,932

(USD Swap Semi 5 Year + 4.50%), 7.50%, 9/27/2025 (d) (e) (g)	3,769	4,136

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

NatWest Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (d) (e) (g)	22,706	23,444

Nordea Bank Abp (Finland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%, 3/26/2026 (a) (d) (e) (g)	8,800	9,438

Societe Generale SA (France)

(USD Swap Semi 5 Year + 4.30%), 7.37%, 10/4/2023 (a) (d) (e) (g)	6,742	6,911

(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (a) (d) (e) (g)	14,270	15,511

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.93%), 4.75%, 5/26/2026 (a) (d) (e) (g)	6,480	6,010

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.51%), 5.38%, 11/18/2030 (a) (d) (e) (g)	5,000	4,700

Standard Chartered plc (United Kingdom) (USD Swap Semi 5 Year + 6.30%), 7.50%, 4/2/2022 (a) (d) (e) (g)	500	501

Truist Financial Corp. Series Q, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.35%), 5.10%, 3/1/2030 (d) (e) (g)	5,000	5,188

UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.75%), 5.46%, 6/30/2035 (a) (e)	5,096	5,077

Wells Fargo & Co. Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (d) (e) (g)	27,821	26,778

		245,570

Beverages — 0.1%

Central American Bottling Corp. (Guatemala) 5.25%, 4/27/2029 (a)	2,727	2,762

Triton Water Holdings, Inc. 6.25%, 4/1/2029 (a)	5,690	5,243

		8,005

Biotechnology — 0.1%

Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	4,033	3,608

Grifols Escrow Issuer SA (Spain) 4.75%, 10/15/2028 (a)	3,527	3,333

		6,941

SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Building Products — 0.3%

Advanced Drainage Systems, Inc. 5.00%, 9/30/2027 (a)	125	126

Builders FirstSource, Inc.

6.75%, 6/1/2027 (a)	1,336	1,388

4.25%, 2/1/2032 (a)	3,388	3,253

James Hardie International Finance DAC 5.00%, 1/15/2028 (a)	2,000	2,020

JELD-WEN, Inc.

6.25%, 5/15/2025 (a)	1,015	1,044

4.63%, 12/15/2025 (a)	740	726

4.88%, 12/15/2027 (a)	1,238	1,204

Masonite International Corp.

5.38%, 2/1/2028 (a)	4,450	4,539

3.50%, 2/15/2030 (a)	1,800	1,668

Standard Industries, Inc.

5.00%, 2/15/2027 (a)	1,531	1,541

4.75%, 1/15/2028 (a)	10,203	10,011

4.38%, 7/15/2030 (a)	2,975	2,817

3.38%, 1/15/2031 (a)	3,459	3,061

Summit Materials LLC

6.50%, 3/15/2027 (a)	1,145	1,182

5.25%, 1/15/2029 (a)	2,025	2,033

		36,613

Capital Markets — 0.8%

Charles Schwab Corp. (The)

Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 4.00%, 6/1/2026 (d) (e) (g)	29,090	28,149

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (d) (e) (g)	13,530	12,523

Coinbase Global, Inc.

3.38%, 10/1/2028 (a)	1,372	1,251

3.63%, 10/1/2031 (a)	1,372	1,208

Credit Suisse Group AG (Switzerland)

(USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (a) (d) (e) (g)	19,000	19,450

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.89%), 5.25%, 2/11/2027 (a) (d) (e) (g)	4,760	4,527

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.55%), 4.50%, 9/3/2030 (a) (d) (e) (g)	1,447	1,278

Goldman Sachs Group, Inc. (The)

Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (d) (e) (g)	5,070	4,884

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%, 2/10/2025 (d) (e) (g)	1,340	1,348

Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 3.80%, 5/10/2026 (d) (e) (g)	2,240	2,122

MSCI, Inc.

4.00%, 11/15/2029 (a)	4,370	4,393

3.63%, 9/1/2030 (a)	1,000	981

UBS Group AG (Switzerland)

(USD Swap Semi 5 Year + 4.34%), 7.00%, 1/31/2024 (a) (d) (e) (g)	2,870	2,988

(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (d) (e) (f) (g)	250	266

(USD Swap Semi 5 Year + 4.59%), 6.87%, 8/7/2025 (d) (e) (f) (g)	13,061	13,746

		99,114

Chemicals — 1.1%

Axalta Coating Systems LLC

4.75%, 6/15/2027 (a)	11,542	11,570

3.38%, 2/15/2029 (a)	7,473	6,819

Braskem Idesa SAPI (Mexico) 6.99%, 2/20/2032 (a)	5,527	5,278

Chemours Co. (The)

5.75%, 11/15/2028 (a)	8,468	8,324

4.63%, 11/15/2029 (a)	3,025	2,802

Element Solutions, Inc. 3.88%, 9/1/2028 (a)	9,841	9,334

Gates Global LLC 6.25%, 1/15/2026 (a)	950	971

Hexion, Inc. 7.88%, 7/15/2027 (a)	6,740	7,097

INEOS Quattro Finance 2 plc (United Kingdom) 3.38%, 1/15/2026 (a)	6,783	6,478

NOVA Chemicals Corp. (Canada)

4.88%, 6/1/2024 (a)	2,470	2,501

5.25%, 6/1/2027 (a)	15,590	15,628

4.25%, 5/15/2029 (a)	2,690	2,521

Olin Corp. 5.63%, 8/1/2029	2,620	2,732

Rain CII Carbon LLC 7.25%, 4/1/2025 (a)	150	150

Sasol Financing USA LLC (South Africa) 5.50%, 3/18/2031	2,900	2,770

Scotts Miracle-Gro Co. (The)

5.25%, 12/15/2026	2,625	2,682

4.50%, 10/15/2029	7,347	7,090

4.00%, 4/1/2031	6,675	6,124

4.38%, 2/1/2032	175	162

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	185

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Chemicals — continued

Trinseo Materials Operating SCA

5.38%, 9/1/2025 (a)	5,396	5,439

5.13%, 4/1/2029 (a)	11,110	10,527

Venator Finance SARL 9.50%, 7/1/2025 (a)	2,955	3,177

WR Grace Holdings LLC

4.88%, 6/15/2027 (a)	8,477	8,469

5.63%, 8/15/2029 (a)	3,001	2,873

		131,518

Commercial Services & Supplies — 1.0%

ACCO Brands Corp. 4.25%, 3/15/2029 (a)	10,017	9,341

ADT Security Corp. (The)

4.13%, 8/1/2029 (a)	4,716	4,447

4.88%, 7/15/2032 (a)	7,296	6,803

Allied Universal Holdco LLC

6.63%, 7/15/2026 (a)	4,662	4,775

9.75%, 7/15/2027 (a)	2,257	2,359

4.63%, 6/1/2028 (a)	5,179	4,898

Aramark Services, Inc.

5.00%, 4/1/2025 (a)	1,440	1,450

5.00%, 2/1/2028 (a)	5,951	5,962

Atento Luxco 1 SA (Brazil) 8.00%, 2/10/2026 (f)	3,200	3,251

Bidvest Group UK plc (The) (South Africa) 3.63%, 9/23/2026 (a)	2,000	1,910

Brink’s Co. (The) 4.63%, 10/15/2027 (a)	3,320	3,240

Clean Harbors, Inc. 4.88%, 7/15/2027 (a)	4,965	4,977

Garda World Security Corp. (Canada)

4.63%, 2/15/2027 (a)	795	770

9.50%, 11/1/2027 (a)	4,065	4,192

GFL Environmental, Inc. (Canada)

3.75%, 8/1/2025 (a)	7,194	7,122

5.13%, 12/15/2026 (a)	2,085	2,129

4.00%, 8/1/2028 (a)	4,588	4,262

3.50%, 9/1/2028 (a)	1,400	1,336

4.75%, 6/15/2029 (a)	305	288

Madison IAQ LLC

4.13%, 6/30/2028 (a)	13,762	13,019

5.88%, 6/30/2029 (a)	1,254	1,138

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (a)	146	147

Nielsen Finance LLC

5.63%, 10/1/2028 (a)	5,956	5,755

4.50%, 7/15/2029 (a)	2,195	1,972

4.75%, 7/15/2031 (a)	1,311	1,167

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Services & Supplies — continued

Prime Security Services Borrower LLC

5.75%, 4/15/2026 (a)	6,498	6,677

3.38%, 8/31/2027 (a)	7,499	6,936

Stericycle, Inc.

5.38%, 7/15/2024 (a)	630	644

3.88%, 1/15/2029 (a)	7,510	6,994

		117,961

Communications Equipment — 0.3%

CommScope Technologies LLC 6.00%, 6/15/2025 (a)	4,288	4,194

CommScope, Inc.

6.00%, 3/1/2026 (a)	13,901	14,227

8.25%, 3/1/2027 (a)	7,725	7,687

4.75%, 9/1/2029 (a)	4,980	4,644

Nokia OYJ (Finland) 4.38%, 6/12/2027	2,600	2,692

Plantronics, Inc. 4.75%, 3/1/2029 (a)	8,369	7,407

		40,851

Construction & Engineering — 0.3%

Aeropuerto Internacional de Tocumen SA (Panama) 5.13%, 8/11/2061 (a)	3,830	3,472

Bioceanico Sovereign Certificate Ltd. (Paraguay) Zero Coupon, 6/5/2034 (f)	3,251	2,399

Dycom Industries, Inc. 4.50%, 4/15/2029 (a)	3,830	3,686

Global Infrastructure Solutions, Inc. 5.63%, 6/1/2029 (a)	1,150	1,136

International Airport Finance SA (Ecuador) 12.00%, 3/15/2033 (f)	8,500	9,031

MasTec, Inc. 4.50%, 8/15/2028 (a)	8,854	8,977

Mexico City Airport Trust (Mexico) 5.50%, 10/31/2046 (f)	6,000	5,385

		34,086

Construction Materials — 0.1%

Cemex SAB de CV (Mexico)

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.53%), 5.12%, 6/8/2026 (a) (d) (e) (g)	4,707	4,495

3.88%, 7/11/2031 (a)	6,155	5,478

		9,973

Consumer Finance — 0.7%

Ford Motor Credit Co. LLC

5.58%, 3/18/2024	2,763	2,874

4.06%, 11/1/2024	1,840	1,867

4.69%, 6/9/2025	11,548	11,903

5.13%, 6/16/2025	2,000	2,092

SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Consumer Finance — continued

4.13%, 8/4/2025	3,708	3,750

3.38%, 11/13/2025	5,271	5,192

4.39%, 1/8/2026	1,500	1,530

4.54%, 8/1/2026	3,245	3,342

4.27%, 1/9/2027	22,907	23,078

4.13%, 8/17/2027	13,041	13,135

3.82%, 11/2/2027	245	243

5.11%, 5/3/2029	1,000	1,054

4.00%, 11/13/2030	2,133	2,116

OneMain Finance Corp.

5.63%, 3/15/2023	272	279

6.88%, 3/15/2025	1,883	2,009

7.13%, 3/15/2026	3,322	3,601

3.50%, 1/15/2027	515	487

6.63%, 1/15/2028	5,250	5,610

		84,162

Containers & Packaging — 0.9%

Ardagh Packaging Finance plc

4.13%, 8/15/2026 (a)	5,250	5,079

5.25%, 8/15/2027 (a)	13,442	12,778

Berry Global, Inc.

4.50%, 2/15/2026 (a)	1,051	1,053

4.88%, 7/15/2026 (a)	7,076	7,174

5.63%, 7/15/2027 (a)	940	963

Greif, Inc. 6.50%, 3/1/2027 (a)	3,560	3,676

Klabin Austria GmbH (Brazil) 7.00%, 4/3/2049 (f)	5,630	5,799

LABL, Inc.

6.75%, 7/15/2026 (a)	12,057	12,088

10.50%, 7/15/2027 (a)	935	958

Mauser Packaging Solutions Holding Co.

5.50%, 4/15/2024 (a)	12,615	12,552

7.25%, 4/15/2025 (a)	6,329	6,218

Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	280	291

Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (a)	17,860	16,562

Sealed Air Corp.

5.13%, 12/1/2024 (a)	748	774

5.50%, 9/15/2025 (a)	250	262

Smurfit Kappa Treasury Funding DAC (Ireland) 7.50%, 11/20/2025	950	1,137

TriMas Corp. 4.13%, 4/15/2029 (a)	2,612	2,458

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Containers & Packaging — continued

Trivium Packaging Finance BV (Netherlands)

5.50%, 8/15/2026 (a) (h)	12,592	12,709

8.50%, 8/15/2027 (a) (h)	1,965	2,015

		104,546

Distributors — 0.1%

Wolverine Escrow LLC

8.50%, 11/15/2024 (a)	2,510	2,138

9.00%, 11/15/2026 (a)	5,774	5,774

		7,912

Diversified Consumer Services — 0.1%

Service Corp. International

7.50%, 4/1/2027	535	617

4.63%, 12/15/2027	2,815	2,843

5.13%, 6/1/2029	5,309	5,441

3.38%, 8/15/2030	1,971	1,812

4.00%, 5/15/2031	1,300	1,232

		11,945

Diversified Financial Services — 0.0% (c)

Tunisian Republic (Tunisia) 5.75%, 1/30/2025 (f)	6,350	4,651

Diversified Telecommunication Services — 2.6%

Altice France Holding SA (Luxembourg)

10.50%, 5/15/2027 (a)	13,543	14,180

6.00%, 2/15/2028 (a)	995	881

Altice France SA (France)

8.13%, 2/1/2027 (a)	11,702	12,318

5.50%, 1/15/2028 (a)	3,500	3,273

5.13%, 1/15/2029 (a)	416	378

5.13%, 7/15/2029 (a)	5,313	4,808

5.50%, 10/15/2029 (a)	4,193	3,842

CCO Holdings LLC

5.50%, 5/1/2026 (a)	2,368	2,415

5.13%, 5/1/2027 (a)	36,301	36,664

5.00%, 2/1/2028 (a)	45,576	45,854

5.38%, 6/1/2029 (a)	10,014	10,171

4.75%, 3/1/2030 (a)	8,701	8,544

4.50%, 8/15/2030 (a)	4,494	4,328

4.25%, 2/1/2031 (a)	5,973	5,596

4.75%, 2/1/2032 (a)	1,765	1,716

4.50%, 6/1/2033 (a)	7,604	7,129

4.25%, 1/15/2034 (a)	5,270	4,845

DKT Finance ApS (Denmark) 9.38%, 6/17/2023 (a)	1,150	1,148

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	187

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Telecommunication Services — continued

Embarq Corp. 8.00%, 6/1/2036	1,643	1,622

ESC Intelsat Jackson SA (Luxembourg)

5.50%, 8/1/2023 ‡	8,602	1

8.50%, 10/15/2024 ‡	5,163	1

9.75%, 7/15/2025 ‡	1,765	—	(i)

Frontier Communications Holdings LLC

5.88%, 10/15/2027 (a)	13,823	14,018

5.00%, 5/1/2028 (a)	4,967	4,822

5.88%, 11/1/2029	60	56

6.00%, 1/15/2030 (a)	1,580	1,472

Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	10,484	10,667

Level 3 Financing, Inc.

5.38%, 5/1/2025	4,436	4,452

5.25%, 3/15/2026	3,166	3,172

4.63%, 9/15/2027 (a)	9,916	9,570

4.25%, 7/1/2028 (a)	2,135	1,971

3.63%, 1/15/2029 (a)	5,000	4,379

3.75%, 7/15/2029 (a)	166	148

Liquid Telecommunications Financing plc (South Africa) 5.50%, 9/4/2026 (a)	2,500	2,413

Lumen Technologies, Inc.

Series Y, 7.50%, 4/1/2024	7,212	7,564

5.63%, 4/1/2025	3,371	3,352

5.13%, 12/15/2026 (a)	12,143	11,296

4.00%, 2/15/2027 (a)	5,905	5,619

Series G, 6.88%, 1/15/2028	17	16

4.50%, 1/15/2029 (a)	2,575	2,155

5.38%, 6/15/2029 (a)	3,968	3,450

SES GLOBAL Americas Holdings GP (Luxembourg) 5.30%, 3/25/2044 (a)	110	115

Sprint Capital Corp.

6.88%, 11/15/2028	148	176

8.75%, 3/15/2032	19,410	26,931

Switch Ltd.

3.75%, 9/15/2028 (a)	1,547	1,468

4.13%, 6/15/2029 (a)	5,773	5,535

Telecom Italia Capital SA (Italy)

6.38%, 11/15/2033	6,890	6,718

7.72%, 6/4/2038	3,920	4,058

Virgin Media Secured Finance plc (United Kingdom) 5.50%, 5/15/2029 (a)	6,015	6,010

Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (a)	8,099	7,700

		319,017

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — 0.6%

Comision Federal de Electricidad (Mexico) 4.68%, 2/9/2051 (a)	2,366	1,949

Electricidad Firme de Mexico Holdings SA de CV (Mexico) 4.90%, 11/20/2026 (a)	1,400	1,352

Eskom Holdings SOC Ltd. (South Africa)

6.75%, 8/6/2023 (f)	1,300	1,294

7.13%, 2/11/2025 (f)	6,800	6,656

8.45%, 8/10/2028 (f)	4,400	4,379

FEL Energy VI SARL (Mexico) 5.75%, 12/1/2040 (a)	9,387	8,823

Instituto Costarricense de Electricidad (Costa Rica)

6.75%, 10/7/2031 (a)	8,210	8,186

6.38%, 5/15/2043 (f)	690	564

NextEra Energy Operating Partners LP 4.25%, 9/15/2024 (a)	4	4

NPC Ukrenergo (Ukraine) 6.88%, 11/9/2026 (a)	6,504	1,951

NRG Energy, Inc.

6.63%, 1/15/2027	1,256	1,298

5.75%, 1/15/2028	6,117	6,254

3.38%, 2/15/2029 (a)	5,065	4,704

5.25%, 6/15/2029 (a)	1,094	1,116

3.63%, 2/15/2031 (a)	1,900	1,747

3.88%, 2/15/2032 (a)	2,624	2,433

PG&E Corp. 5.00%, 7/1/2028	4,225	4,183

Trinidad Generation UnLtd (Trinidad and Tobago) 5.25%, 11/4/2027 (f)	2,000	2,010

Vistra Operations Co. LLC

5.50%, 9/1/2026 (a)	501	510

5.63%, 2/15/2027 (a)	6,661	6,820

5.00%, 7/31/2027 (a)	9,696	9,768

4.38%, 5/1/2029 (a)	2,146	2,080

		78,081

Electrical Equipment — 0.1%

Sensata Technologies BV

5.63%, 11/1/2024 (a)	80	84

5.00%, 10/1/2025 (a)	1,007	1,041

4.00%, 4/15/2029 (a)	11,422	10,966

		12,091

Electronic Equipment, Instruments & Components — 0.2%

CDW LLC

4.25%, 4/1/2028	10,708	10,547

3.25%, 2/15/2029	1,000	932

II-VI, Inc. 5.00%, 12/15/2029 (a)	1,720	1,718

SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electronic Equipment, Instruments & Components — continued

Sensata Technologies, Inc.

4.38%, 2/15/2030 (a)	4,874	4,740

3.75%, 2/15/2031 (a)	3,990	3,711

		21,648

Energy Equipment & Services — 0.2%

Archrock Partners LP 6.88%, 4/1/2027 (a)	1,826	1,874

Guara Norte SARL (Brazil) 5.20%, 6/15/2034 (a)	5,066	4,626

Nabors Industries Ltd. 7.25%, 1/15/2026 (a)	3,575	3,486

Nabors Industries, Inc. 5.75%, 2/1/2025	414	397

Precision Drilling Corp. (Canada) 7.13%, 1/15/2026 (a)	3,376	3,414

Transocean Guardian Ltd. 5.88%, 1/15/2024 (a)	327	313

Transocean Pontus Ltd. 6.13%, 8/1/2025 (a)	3,667	3,612

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (a)	243	237

Transocean Proteus Ltd. 6.25%, 12/1/2024 (a)	241	239

Transocean, Inc. 11.50%, 1/30/2027 (a)	966	966

		19,164

Entertainment — 0.5%

AMC Entertainment Holdings, Inc. 10.00% (cash), 6/15/2026 (a) (b)	2,694	2,489

Live Nation Entertainment, Inc.

4.88%, 11/1/2024 (a)	7,050	7,119

5.63%, 3/15/2026 (a)	1,398	1,422

6.50%, 5/15/2027 (a)	11,481	12,293

4.75%, 10/15/2027 (a)	8,565	8,415

3.75%, 1/15/2028 (a)	315	302

Netflix, Inc.

4.88%, 4/15/2028	1,580	1,693

5.88%, 11/15/2028	9,585	10,837

WMG Acquisition Corp.

3.88%, 7/15/2030 (a)	8,565	8,223

3.00%, 2/15/2031 (a)	1,905	1,722

		54,515

Equity Real Estate Investment Trusts (REITs) — 0.6%

Iron Mountain, Inc.

4.88%, 9/15/2027 (a)	6,845	6,853

5.25%, 3/15/2028 (a)	763	763

5.00%, 7/15/2028 (a)	417	413

4.88%, 9/15/2029 (a)	1,825	1,766

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

MGM Growth Properties Operating Partnership LP

5.63%, 5/1/2024	4,022	4,175

4.63%, 6/15/2025 (a)	3,903	4,020

4.50%, 9/1/2026	1,000	1,020

5.75%, 2/1/2027	3,610	3,908

3.88%, 2/15/2029 (a)	1,950	1,960

RHP Hotel Properties LP

4.75%, 10/15/2027	14,516	14,189

4.50%, 2/15/2029 (a)	600	567

SBA Communications Corp.

3.88%, 2/15/2027	4,386	4,378

3.13%, 2/1/2029	5,557	5,162

VICI Properties LP

4.25%, 12/1/2026 (a)	5,978	6,038

3.75%, 2/15/2027 (a)	9,196	9,128

4.63%, 12/1/2029 (a)	1,532	1,563

4.13%, 8/15/2030 (a)	740	734

		66,637

Food & Staples Retailing — 0.5%

Albertsons Cos., Inc.

3.25%, 3/15/2026 (a)	1,000	963

7.50%, 3/15/2026 (a)	2,682	2,843

4.63%, 1/15/2027 (a)	11,918	11,971

5.88%, 2/15/2028 (a)	1,317	1,361

3.50%, 3/15/2029 (a)	7,184	6,681

4.88%, 2/15/2030 (a)	1,957	1,962

Cencosud SA (Chile) 6.63%, 2/12/2045 (f)	2,600	3,166

New Albertsons LP

6.63%, 6/1/2028	8	9

7.45%, 8/1/2029	113	127

8.00%, 5/1/2031	870	1,035

Performance Food Group, Inc.

6.88%, 5/1/2025 (a)	2,168	2,247

5.50%, 10/15/2027 (a)	6,507	6,620

4.25%, 8/1/2029 (a)	831	793

Rite Aid Corp.

7.50%, 7/1/2025 (a)	8,573	8,230

8.00%, 11/15/2026 (a)	8,757	8,336

Tesco plc (United Kingdom) 6.15%, 11/15/2037 (a)	870	1,074

US Foods, Inc. 4.63%, 6/1/2030 (a)	1,983	1,928

		59,346

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	189

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Food Products — 0.4%

Lamb Weston Holdings, Inc.

4.88%, 5/15/2028 (a)	585	601

4.13%, 1/31/2030 (a)	5,825	5,636

4.38%, 1/31/2032 (a)	1,779	1,728

MARB BondCo plc (Brazil) 3.95%, 1/29/2031 (a)	6,242	5,494

Post Holdings, Inc.

5.75%, 3/1/2027 (a)	6,877	6,949

5.63%, 1/15/2028 (a)	8,303	8,333

5.50%, 12/15/2029 (a)	7,020	7,079

4.63%, 4/15/2030 (a)	3,130	2,947

4.50%, 9/15/2031 (a)	2,000	1,853

Sigma Holdco BV (Netherlands) 7.88%, 5/15/2026 (a)	3,000	2,640

TreeHouse Foods, Inc. 4.00%, 9/1/2028	1,364	1,245

		44,505

Gas Utilities — 0.1%

AmeriGas Partners LP

5.50%, 5/20/2025	3,952	4,023

5.88%, 8/20/2026	2,163	2,208

5.75%, 5/20/2027	1,637	1,654

		7,885

Health Care Equipment & Supplies — 0.4%

Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	9,579	9,723

Hologic, Inc.

4.63%, 2/1/2028 (a)	1,721	1,777

3.25%, 2/15/2029 (a)	12,385	11,735

Mozart Debt Merger Sub, Inc.

3.88%, 4/1/2029 (a)	10,738	10,188

5.25%, 10/1/2029 (a)	8,737	8,344

Teleflex, Inc. 4.25%, 6/1/2028 (a)	1,565	1,545

		43,312

Health Care Providers & Services — 2.0%

180 Medical, Inc. (United Kingdom) 3.88%, 10/15/2029 (a)	451	433

Acadia Healthcare Co., Inc. 5.00%, 4/15/2029 (a)	165	163

Centene Corp.

4.25%, 12/15/2027	9,786	10,017

4.63%, 12/15/2029	25,077	25,830

Community Health Systems, Inc.

8.00%, 3/15/2026 (a)	7,215	7,485

5.63%, 3/15/2027 (a)	5,696	5,743

8.00%, 12/15/2027 (a)	1,405	1,482

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued

6.00%, 1/15/2029 (a)	1,194	1,195

6.13%, 4/1/2030 (a)	1,450	1,349

5.25%, 5/15/2030 (a)	4,149	4,019

4.75%, 2/15/2031 (a)	2,165	2,038

DaVita, Inc.

4.63%, 6/1/2030 (a)	9,163	8,785

3.75%, 2/15/2031 (a)	9,287	8,486

Encompass Health Corp.

5.75%, 9/15/2025	1,960	1,985

4.50%, 2/1/2028	11,708	11,397

4.75%, 2/1/2030	1,912	1,826

4.63%, 4/1/2031	1,560	1,473

Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	1,122	595

HCA, Inc.

5.88%, 2/15/2026	21,266	22,984

5.38%, 9/1/2026	10,441	11,234

5.63%, 9/1/2028	15,341	16,998

5.88%, 2/1/2029	19,680	21,992

3.50%, 9/1/2030	1,765	1,747

Owens & Minor, Inc. 4.50%, 3/31/2029 (a)	6,770	6,384

Tenet Healthcare Corp.

4.63%, 7/15/2024	3,090	3,100

4.88%, 1/1/2026 (a)	14,933	15,035

6.25%, 2/1/2027 (a)	15,603	16,046

5.13%, 11/1/2027 (a)	22,434	22,866

4.63%, 6/15/2028 (a)	5,843	5,726

4.25%, 6/1/2029 (a)	3,027	2,922

		241,335

Health Care Technology — 0.1%

IQVIA, Inc.

5.00%, 10/15/2026 (a)	8,503	8,678

5.00%, 5/15/2027 (a)	7,367	7,536

		16,214

Hotels, Restaurants & Leisure — 1.4%

1011778 BC ULC (Canada)

5.75%, 4/15/2025 (a)	1,971	2,029

3.88%, 1/15/2028 (a)	6,554	6,373

4.00%, 10/15/2030 (a)	4,385	4,051

Boyne USA, Inc. 4.75%, 5/15/2029 (a)	3,413	3,353

Caesars Entertainment, Inc.

6.25%, 7/1/2025 (a)	517	536

8.13%, 7/1/2027 (a)	4,385	4,727

4.63%, 10/15/2029 (a)	4,163	3,950

SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Hotels, Restaurants & Leisure — continued

Caesars Resort Collection LLC 5.75%, 7/1/2025 (a)	2,490	2,553

Carnival Corp.

9.88%, 8/1/2027 (a)	4,440	4,984

4.00%, 8/1/2028 (a)	3,391	3,249

6.00%, 5/1/2029 (a)	6,464	6,276

Cedar Fair LP

5.50%, 5/1/2025 (a)	6,235	6,408

5.38%, 4/15/2027	1,194	1,203

5.25%, 7/15/2029	3,600	3,596

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (a)	726	684

Hilton Domestic Operating Co., Inc.

5.38%, 5/1/2025 (a)	3,907	4,028

5.75%, 5/1/2028 (a)	3,500	3,658

3.75%, 5/1/2029 (a)	4,090	3,947

4.88%, 1/15/2030	1,404	1,444

4.00%, 5/1/2031 (a)	640	626

Hilton Grand Vacations Borrower Escrow LLC 5.00%, 6/1/2029 (a)	925	907

Hilton Worldwide Finance LLC 4.88%, 4/1/2027	6,835	6,980

International Game Technology plc

6.50%, 2/15/2025 (a)	1,825	1,939

6.25%, 1/15/2027 (a)	3,445	3,652

Marriott Ownership Resorts, Inc.

4.75%, 1/15/2028	18	18

4.50%, 6/15/2029 (a)	3,456	3,274

Merlin Entertainments Ltd. (United Kingdom) 5.75%, 6/15/2026 (a)	3,050	3,164

MGM Resorts International

6.00%, 3/15/2023	745	768

5.75%, 6/15/2025	3,633	3,805

4.63%, 9/1/2026	1,954	1,949

5.50%, 4/15/2027	1,675	1,729

Motion Bondco DAC (United Kingdom) 6.63%, 11/15/2027 (a)	500	486

Royal Caribbean Cruises Ltd.

10.88%, 6/1/2023 (a)	1,180	1,267

11.50%, 6/1/2025 (a)	3,143	3,472

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (a)	10,727	10,719

5.50%, 4/15/2027 (a)	4,723	4,763

Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	3,746	3,912

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued

Station Casinos LLC 4.50%, 2/15/2028 (a)	4,775	4,590

Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	8,647	8,906

Wynn Las Vegas LLC

5.50%, 3/1/2025 (a)	5,314	5,390

5.25%, 5/15/2027 (a)	670	663

Wynn Resorts Finance LLC

7.75%, 4/15/2025 (a)	1,220	1,274

5.13%, 10/1/2029 (a)	16,405	15,790

Yum! Brands, Inc.

7.75%, 4/1/2025 (a)	560	583

4.75%, 1/15/2030 (a)	4,363	4,429

3.63%, 3/15/2031	1,968	1,839

4.63%, 1/31/2032	2,654	2,601

		166,544

Household Durables — 0.2%

CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	7,004	7,232

Newell Brands, Inc. 5.87%, 4/1/2036 (h)	2,780	3,048

Tempur Sealy International, Inc. 4.00%, 4/15/2029 (a)	9,955	9,381

		19,661

Household Products — 0.4%

Central Garden & Pet Co.

5.13%, 2/1/2028	8,220	8,374

4.13%, 10/15/2030	5,745	5,457

Energizer Holdings, Inc.

4.75%, 6/15/2028 (a)	7,358	6,953

4.38%, 3/31/2029 (a)	11,389	10,264

Spectrum Brands, Inc.

5.75%, 7/15/2025	1,474	1,499

5.00%, 10/1/2029 (a)	7,976	7,877

5.50%, 7/15/2030 (a)	3,764	3,745

3.88%, 3/15/2031 (a)	3,105	2,844

		47,013

Independent Power and Renewable Electricity Producers — 0.1%

Calpine Corp.

5.25%, 6/1/2026 (a)	5,017	5,067

4.50%, 2/15/2028 (a)	815	795

4.63%, 2/1/2029 (a)	1,000	928

5.00%, 2/1/2031 (a)	1,000	926

Termocandelaria Power Ltd. (Colombia) 7.88%, 1/30/2029 (f)	5,610	5,386

		13,102

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	191

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Insurance — 0.0% (c)

Massachusetts Mutual Life Insurance Co. (ICE LIBOR USD 3 Month + 3.19%), 5.08%, 2/15/2069 (a) (e)	600	692

Internet & Direct Marketing Retail — 0.1%

Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	8,508	8,448

IT Services — 0.2%

Block, Inc.

2.75%, 6/1/2026 (a)	4,595	4,457

3.50%, 6/1/2031 (a)	4,674	4,389

Exela Intermediate LLC 11.50%, 7/15/2026 (a)	725	424

Gartner, Inc.

4.50%, 7/1/2028 (a)	11,528	11,678

3.75%, 10/1/2030 (a)	5,330	5,185

Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	2,050	2,045

		28,178

Leisure Products — 0.1%

Mattel, Inc.

5.88%, 12/15/2027 (a)	5,895	6,249

3.75%, 4/1/2029 (a)	1,339	1,340

Vista Outdoor, Inc. 4.50%, 3/15/2029 (a)	8,016	7,515

		15,104

Machinery — 0.1%

Colfax Corp. 6.38%, 2/15/2026 (a)	1,143	1,174

Mueller Water Products, Inc. 4.00%, 6/15/2029 (a)	6,445	6,154

Roller Bearing Co. of America, Inc. 4.38%, 10/15/2029 (a)	2,072	1,999

TK Elevator US Newco, Inc. (Germany) 5.25%, 7/15/2027 (a)	3,828	3,790

Welbilt, Inc. 9.50%, 2/15/2024	295	296

		13,413

Marine — 0.1%

MV24 Capital BV (Brazil)

6.75%, 6/1/2034 (a)	3,983	3,858

6.75%, 6/1/2034 (f)	2,709	2,625

		6,483

Media — 3.0%

Altice Financing SA (Luxembourg) 5.75%, 8/15/2029 (a)	4,775	4,351

AMC Networks, Inc.

5.00%, 4/1/2024	1,086	1,085

4.75%, 8/1/2025	1,785	1,782

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued

Audacy Capital Corp. 6.50%, 5/1/2027 (a)	2,358	2,240

Clear Channel Outdoor Holdings, Inc 5.13%, 8/15/2027 (a)	20,820	20,801

Clear Channel Outdoor Holdings, Inc.

7.75%, 4/15/2028 (a)	4,238	4,429

7.50%, 6/1/2029 (a)	7,069	7,346

CSC Holdings LLC

5.50%, 4/15/2027 (a)	1,075	1,072

5.38%, 2/1/2028 (a)	5,167	5,022

6.50%, 2/1/2029 (a)	22,020	22,296

4.13%, 12/1/2030 (a)	715	642

4.50%, 11/15/2031 (a)	5,619	5,113

Diamond Sports Group LLC 5.38%, 8/15/2026 (a)	4,545	1,863

Directv Financing LLC 5.88%, 8/15/2027 (a)	12,408	12,404

DISH DBS Corp.

5.88%, 7/15/2022	1,830	1,846

5.00%, 3/15/2023	4,714	4,755

5.88%, 11/15/2024	52,650	52,649

7.75%, 7/1/2026	10,511	10,644

5.25%, 12/1/2026 (a)	16,330	16,009

5.75%, 12/1/2028 (a)	3,365	3,218

GCI LLC 4.75%, 10/15/2028 (a)	4,586	4,501

Gray Escrow II, Inc. 5.38%, 11/15/2031 (a)	4,001	3,852

Gray Television, Inc.

5.88%, 7/15/2026 (a)	1,237	1,265

7.00%, 5/15/2027 (a)	4,017	4,225

4.75%, 10/15/2030 (a)	3,405	3,193

iHeartCommunications, Inc.

6.38%, 5/1/2026	6,843	7,057

8.38%, 5/1/2027	4,059	4,228

5.25%, 8/15/2027 (a)	12,576	12,526

4.75%, 1/15/2028 (a)	597	578

Lamar Media Corp.

3.75%, 2/15/2028	710	682

4.88%, 1/15/2029	3,591	3,600

4.00%, 2/15/2030	2,500	2,406

3.63%, 1/15/2031	410	385

Midas OpCo Holdings LLC 5.63%, 8/15/2029 (a)	5,680	5,566

Midcontinent Communications 5.38%, 8/15/2027 (a)	1,345	1,330

News Corp. 3.88%, 5/15/2029 (a)	7,172	6,867

SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Media — continued

Nexstar Media, Inc.

5.63%, 7/15/2027 (a)	13,248	13,546

4.75%, 11/1/2028 (a)	14,046	13,625

Outfront Media Capital LLC 5.00%, 8/15/2027 (a)	4,353	4,314

Paramount Global (ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (e)	1,203	1,216

Quebecor Media, Inc. (Canada) 5.75%, 1/15/2023	220	224

Scripps Escrow II, Inc. 3.88%, 1/15/2029 (a)	3,185	2,985

Sinclair Television Group, Inc.

5.88%, 3/15/2026 (a)	184	183

5.13%, 2/15/2027 (a)	3,985	3,626

4.13%, 12/1/2030 (a)	4,925	4,409

Sirius XM Radio, Inc.

5.00%, 8/1/2027 (a)	24,300	24,628

4.00%, 7/15/2028 (a)	8,155	7,839

5.50%, 7/1/2029 (a)	9,224	9,432

4.13%, 7/1/2030 (a)	3,226	3,049

Summer BC Bidco B LLC 5.50%, 10/31/2026 (a)	1,703	1,643

TEGNA, Inc.

4.63%, 3/15/2028	1,360	1,359

5.00%, 9/15/2029	2,757	2,750

Telenet Finance Luxembourg Notes SARL (Belgium) 5.50%, 3/1/2028 (a)	2,400	2,376

Univision Communications, Inc.

5.13%, 2/15/2025 (a)	280	282

6.63%, 6/1/2027 (a)	1,580	1,643

4.50%, 5/1/2029 (a)	6,889	6,594

UPC Broadband Finco BV (Netherlands) 4.88%, 7/15/2031 (a)	3,685	3,519

UPC Holding BV (Netherlands) 5.50%, 1/15/2028 (a)	2,900	2,886

ViacomCBS, Inc. (ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (e)	509	515

Videotron Ltd. (Canada)

5.38%, 6/15/2024 (a)	190	197

5.13%, 4/15/2027 (a)	9,212	9,373

3.63%, 6/15/2029 (a)	3,146	2,994

VZ Secured Financing BV (Netherlands) 5.00%, 1/15/2032 (a)	1,738	1,647

Ziggo Bond Co. BV (Netherlands) 6.00%, 1/15/2027 (a)	1,050	1,063

Ziggo BV (Netherlands) 4.88%, 1/15/2030 (a)	2,750	2,640

		372,385

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Metals & Mining — 0.7%

Alcoa Nederland Holding BV

5.50%, 12/15/2027 (a)	2,790	2,909

6.13%, 5/15/2028 (a)	3,490	3,673

Allegheny Technologies, Inc. 5.88%, 12/1/2027	3,085	3,148

ArcelorMittal SA (Luxembourg) 7.00%, 10/15/2039 (h)	200	243

Arconic Corp.

6.00%, 5/15/2025 (a)	4,435	4,568

6.13%, 2/15/2028 (a)	7,004	7,162

Big River Steel LLC 6.63%, 1/31/2029 (a)	2,951	3,084

Cleveland-Cliffs, Inc.

6.75%, 3/15/2026 (a)	3,498	3,687

4.63%, 3/1/2029 (a)	3,797	3,664

4.88%, 3/1/2031 (a)	3,725	3,637

Commercial Metals Co. 4.88%, 5/15/2023	40	41

Constellium SE

5.88%, 2/15/2026 (f)	1,294	1,311

5.88%, 2/15/2026 (a)	588	595

5.63%, 6/15/2028 (a)	700	705

3.75%, 4/15/2029 (a)	1,000	919

CSN Inova Ventures (Brazil) 6.75%, 1/28/2028 (f)	4,300	4,445

FMG Resources August 2006 Pty. Ltd. (Australia)

4.50%, 9/15/2027 (a)	2,004	2,010

4.38%, 4/1/2031 (a)	4,295	4,167

Freeport-McMoRan, Inc.

5.00%, 9/1/2027	2,612	2,690

4.38%, 8/1/2028	2,840	2,876

4.25%, 3/1/2030	1,930	1,950

5.40%, 11/14/2034	98	110

5.45%, 3/15/2043	2,072	2,383

Glencore Finance Canada Ltd. (Switzerland) 6.00%, 11/15/2041 (a)	685	834

Indonesia Asahan Aluminium Persero PT (Indonesia) 6.76%, 11/15/2048 (f)	5,500	6,171

Kaiser Aluminum Corp.

4.63%, 3/1/2028 (a)	4,015	3,791

4.50%, 6/1/2031 (a)	1,220	1,099

Nexa Resources SA (Brazil) 5.38%, 5/4/2027 (f)	2,900	2,928

Novelis Corp.

3.25%, 11/15/2026 (a)	2,786	2,643

4.75%, 1/30/2030 (a)	4,245	4,154

3.88%, 8/15/2031 (a)	2,935	2,704

		84,301

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	193

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Mortgage Real Estate Investment Trusts (REITs) — 0.6%

Arbor Realty Trust, Inc.

REIT, 5.00%, 4/30/2026	15,000	14,854

Series QIB, REIT, 4.50%, 9/1/2026 (a)	14,500	14,296

Series QIB, REIT, 4.50%, 3/15/2027 (a)	20,000	19,528

ReadyCap Holdings LLC Series QIB, REIT, 4.50%, 10/20/2026 (a)	20,000	19,245

		67,923

Multiline Retail — 0.1%

NMG Holding Co., Inc. 7.13%, 4/1/2026 (a)	12,755	13,138

Multi-Utilities — 0.1%

Empresas Publicas de Medellin ESP (Colombia)
4.25%, 7/18/2029 (f)	2,800	2,473

Sempra Energy (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.88%, 10/15/2025 (d) (e) (g)	9,803	9,975

		12,448

Oil, Gas & Consumable Fuels — 3.7%

AI Candelaria Spain SA (Colombia)

7.50%, 12/15/2028 (f)	2,304	2,281

5.75%, 6/15/2033 (a)	5,974	5,179

Antero Midstream Partners LP

7.88%, 5/15/2026 (a)	775	833

5.75%, 3/1/2027 (a)	4,374	4,455

5.75%, 1/15/2028 (a)	1,719	1,745

5.38%, 6/15/2029 (a)	7,779	7,818

Antero Resources Corp.

5.00%, 3/1/2025	1,000	1,013

8.38%, 7/15/2026 (a)	1,801	1,977

7.63%, 2/1/2029 (a)	2,145	2,321

Apache Corp.

4.63%, 11/15/2025	2,304	2,379

4.88%, 11/15/2027	1,340	1,377

4.38%, 10/15/2028	900	911

Blue Racer Midstream LLC

7.63%, 12/15/2025 (a)	3,390	3,564

BP Capital Markets plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (d) (e) (g)	17,690	17,690

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (d) (e) (g)	7,880	7,810

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Buckeye Partners LP

4.15%, 7/1/2023	881	892

4.13%, 3/1/2025 (a)	1,931	1,925

3.95%, 12/1/2026	5,740	5,539

4.13%, 12/1/2027	4,490	4,241

4.50%, 3/1/2028 (a)	1,972	1,873

5.60%, 10/15/2044	900	766

California Resources Corp. 7.13%, 2/1/2026 (a)	5,534	5,755

Cheniere Energy Partners LP

4.50%, 10/1/2029	5,105	5,203

4.00%, 3/1/2031	1,871	1,843

3.25%, 1/31/2032 (a)	2,249	2,114

Cheniere Energy, Inc. 4.63%, 10/15/2028	9,310	9,512

Chesapeake Energy Corp. 6.75%, 4/15/2029 (a)	12,857	13,592

Comstock Resources, Inc.

7.50%, 5/15/2025 (a)	3,967	4,058

6.75%, 3/1/2029 (a)	5,876	5,978

5.88%, 1/15/2030 (a)	2,345	2,269

Crestwood Midstream Partners LP

5.75%, 4/1/2025	1,329	1,337

5.63%, 5/1/2027 (a)	4,235	4,203

8.00%, 4/1/2029 (a)	4,312	4,588

DCP Midstream LP

Series A, (ICE LIBOR USD 3 Month + 5.15%), 7.37%, 12/15/2022 (d) (e) (g)	235	222

DCP Midstream Operating LP

5.38%, 7/15/2025	3,290	3,485

5.63%, 7/15/2027	2,125	2,282

6.75%, 9/15/2037 (a)	124	151

5.60%, 4/1/2044	25	27

Devon Energy Corp.

5.88%, 6/15/2028	648	692

4.50%, 1/15/2030	618	646

DT Midstream, Inc.

4.13%, 6/15/2029 (a)	5,899	5,692

4.38%, 6/15/2031 (a)	4,805	4,694

Ecopetrol SA (Colombia) 5.88%, 5/28/2045	5,145	4,441

Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (a)	7,556	7,650

Energean Israel Finance Ltd. (Israel)

4.50%, 3/30/2024 (f)	2,732	2,644

4.88%, 3/30/2026 (f)	2,711	2,575

SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Energy Transfer LP

Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (d) (e) (g)	223	201

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 7.13%, 5/15/2030 (d) (e) (g)	4,442	4,354

5.35%, 5/15/2045	740	782

5.30%, 4/15/2047	430	449

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (d) (e) (g)	460	330

4.40%, 4/1/2024	374	381

4.15%, 6/1/2025	4,417	4,422

4.85%, 7/15/2026	1,340	1,357

EQM Midstream Partners LP

4.75%, 7/15/2023	689	689

6.00%, 7/1/2025 (a)	6,329	6,457

6.50%, 7/1/2027 (a)	1,665	1,741

5.50%, 7/15/2028	2,115	2,076

4.50%, 1/15/2029 (a)	2,094	1,955

4.75%, 1/15/2031 (a)	6,133	5,750

EQT Corp.

3.13%, 5/15/2026 (a)	1,594	1,568

3.90%, 10/1/2027	3,500	3,537

5.00%, 1/15/2029	1,000	1,055

3.63%, 5/15/2031 (a)	1,305	1,269

Genesis Energy LP

6.50%, 10/1/2025	515	508

6.25%, 5/15/2026	1,675	1,608

8.00%, 1/15/2027	2,853	2,884

7.75%, 2/1/2028	2,665	2,631

Greenko Solar Mauritius Ltd. (India) 5.55%, 1/29/2025 (f)	1,013	1,017

Gulfport Energy Corp.

8.00%, 5/17/2026 (a)	2,745	2,903

8.00%, 5/17/2026	122	129

Gulfport Energy Operating Corp.

6.63%, 5/1/2023 ‡ (j)	3,075	—	(i)

6.00%, 10/15/2024 ‡ (j)	6,189	—	(i)

6.38%, 1/15/2026 ‡ (j)	27	—

Hess Midstream Operations LP

5.63%, 2/15/2026 (a)	7,710	7,903

5.13%, 6/15/2028 (a)	3,610	3,687

Holly Energy Partners LP 5.00%, 2/1/2028 (a)	75	72

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Leviathan Bond Ltd. (Israel)

6.13%, 6/30/2025 (f)	2,490	2,524

6.50%, 6/30/2027 (f)	5,000	5,091

6.75%, 6/30/2030 (f)	1,553	1,557

Medco Bell Pte. Ltd. (Indonesia) 6.38%, 1/30/2027 (f)	3,800	3,671

Medco Platinum Road Pte. Ltd. (Indonesia) 6.75%, 1/30/2025 (f)	1,900	1,908

MEG Energy Corp. (Canada)

6.50%, 1/15/2025 (a)	2,051	2,082

7.13%, 2/1/2027 (a)	2,460	2,566

MPLX LP

Series B, (ICE LIBOR USD 3 Month + 4.65%), 6.87%, 2/15/2023 (d) (e) (g)	4,695	4,638

4.50%, 4/15/2038	750	772

Murphy Oil Corp. 5.75%, 8/15/2025	2,680	2,730

NAK Naftogaz Ukraine via Kondor Finance plc (Ukraine) 7.63%, 11/8/2026 (f)	4,700	1,175

NGL Energy Operating LLC 7.50%, 2/1/2026 (a)	3,882	3,898

NuStar Logistics LP

5.75%, 10/1/2025	1,832	1,908

6.00%, 6/1/2026	2,278	2,314

5.63%, 4/28/2027	3,692	3,695

6.38%, 10/1/2030	2,049	2,076

Occidental Petroleum Corp.

8.00%, 7/15/2025	2,719	3,076

5.88%, 9/1/2025	3,825	4,102

5.55%, 3/15/2026	2,919	3,137

8.50%, 7/15/2027	2,762	3,328

6.38%, 9/1/2028	2,225	2,514

8.88%, 7/15/2030	3,112	4,024

6.63%, 9/1/2030	2,225	2,589

6.13%, 1/1/2031	2,412	2,743

4.50%, 7/15/2044	900	851

Oil and Gas Holding Co. BSCC (The) (Bahrain)

7.63%, 11/7/2024 (f)	1,400	1,463

8.38%, 11/7/2028 (f)	3,200	3,463

Peru LNG Srl (Peru) 5.38%, 3/22/2030 (f)	14,000	12,082

Petrobras Global Finance BV (Brazil)

5.50%, 6/10/2051	2,951	2,506

6.85%, 6/5/2115	1,000	923

Petroleos del Peru SA (Peru) 5.63%, 6/19/2047 (a)	5,460	4,784

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	195

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Petroleos Mexicanos (Mexico)

6.88%, 8/4/2026	7,100	7,494

5.35%, 2/12/2028	10,300	9,893

6.38%, 1/23/2045	5,548	4,492

7.69%, 1/23/2050	5,300	4,744

6.95%, 1/28/2060	22,590	18,649

Plains All American Pipeline LP Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (d) (e) (g)	475	391

Range Resources Corp.

5.00%, 3/15/2023	5,295	5,354

8.25%, 1/15/2029	3,158	3,461

4.75%, 2/15/2030 (a)	2,410	2,359

SM Energy Co.

6.75%, 9/15/2026	179	181

6.63%, 1/15/2027	2,903	2,947

Southwestern Energy Co.

5.95%, 1/23/2025 (h)	570	594

7.75%, 10/1/2027	160	169

8.38%, 9/15/2028	285	311

5.38%, 3/15/2030	5,936	6,129

4.75%, 2/1/2032	1,099	1,093

Sunoco LP

6.00%, 4/15/2027	1,250	1,290

4.50%, 5/15/2029	3,474	3,329

Tallgrass Energy Partners LP

7.50%, 10/1/2025 (a)	4,955	5,204

6.00%, 3/1/2027 (a)	2,600	2,600

5.50%, 1/15/2028 (a)	1,699	1,637

6.00%, 12/31/2030 (a)	700	674

6.00%, 9/1/2031 (a)	2,255	2,125

Targa Resources Partners LP

5.88%, 4/15/2026	11,960	12,348

5.38%, 2/1/2027	3,765	3,873

6.50%, 7/15/2027	4,596	4,872

5.00%, 1/15/2028	3,225	3,325

6.88%, 1/15/2029	2,240	2,438

5.50%, 3/1/2030	4,190	4,436

4.88%, 2/1/2031	2,025	2,082

4.00%, 1/15/2032	1,634	1,610

TerraForm Power Operating LLC

4.25%, 1/31/2023 (a)	255	256

5.00%, 1/31/2028 (a)	172	172

Transcanada Trust (Canada) (SOFR + 4.42%), 5.50%, 9/15/2079 (e)	6,000	6,052

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Trinidad Petroleum Holdings Ltd. (Trinidad and Tobago) 9.75%, 6/15/2026 (a)	4,100	4,203

Uzbekneftegaz JSC (Uzbekistan) 4.75%, 11/16/2028 (a)	2,500	2,200

Western Midstream Operating LP 4.65%, 7/1/2026	572	593

		461,727

Paper & Forest Products — 0.0%(c)

Suzano Austria GmbH (Brazil) 7.00%, 3/16/2047 (f)	3,000	3,416

Personal Products — 0.2%

Edgewell Personal Care Co.

5.50%, 6/1/2028 (a)	12,635	12,699

4.13%, 4/1/2029 (a)	2,898	2,721

Natura Cosmeticos SA (Brazil) 4.13%, 5/3/2028 (a)	4,084	3,847

Prestige Brands, Inc.

5.13%, 1/15/2028 (a)	4,088	4,093

3.75%, 4/1/2031 (a)	900	829

		24,189

Pharmaceuticals — 1.3%

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (a)	23,091	23,875

8.50%, 1/31/2027 (a)	18,391	18,612

Bausch Health Cos., Inc.

6.13%, 4/15/2025 (a)	6,507	6,540

5.50%, 11/1/2025 (a)	14,180	14,229

9.00%, 12/15/2025 (a)	13,624	14,049

5.75%, 8/15/2027 (a)	6,600	6,559

5.00%, 1/30/2028 (a)	9,184	7,691

4.88%, 6/1/2028 (a)	4,978	4,782

5.00%, 2/15/2029 (a)	2,216	1,794

7.25%, 5/30/2029 (a)	256	224

5.25%, 1/30/2030 (a)	2,673	2,155

5.25%, 2/15/2031 (a)	1,777	1,413

Catalent Pharma Solutions, Inc.

5.00%, 7/15/2027 (a)	980	1,001

3.13%, 2/15/2029 (a)	1,440	1,334

Elanco Animal Health, Inc.

6.40%, 8/28/2028 (h)	8,125	8,777

Endo Dac

5.88%, 10/15/2024 (a)	700	687

9.50%, 7/31/2027 (a)	135	132

6.00%, 6/30/2028 (a)	171	113

Endo Luxembourg Finance Co. I SARL 6.13%, 4/1/2029 (a)	1,520	1,429

SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Pharmaceuticals — continued

Jazz Securities DAC 4.38%, 1/15/2029 (a)	11,366	11,258

Mallinckrodt International Finance SA

5.63%, 10/15/2023 (a) (j)	445	223

5.50%, 4/15/2025 (a) (j)	225	112

Organon & Co.

4.13%, 4/30/2028 (a)	17,036	16,757

5.13%, 4/30/2031 (a)	3,905	3,898

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (a)	7,330	7,342

Teva Pharmaceutical Finance Netherlands III BV (Israel) 3.15%, 10/1/2026	2,600	2,329

		157,315

Road & Rail — 0.4%

Avis Budget Car Rental LLC

5.75%, 7/15/2027 (a)	4,636	4,671

4.75%, 4/1/2028 (a)	5,410	5,140

5.38%, 3/1/2029 (a)	7,175	7,059

ESC GCBREGS EXIDE TECH

7.13%, 8/1/2026 (j)	2,755	151

6.00%, 1/15/2028 (j)	1,450	80

First Student Bidco, Inc. 4.00%, 7/31/2029 (a)	1,655	1,564

Hertz Corp. (The)

6.25%, 10/15/2022 (j)	185	1

5.50%, 10/15/2024 (j)	5,875	29

4.63%, 12/1/2026 (a)	1,403	1,336

5.00%, 12/1/2029 (a)	3,203	2,988

NESCO Holdings II, Inc. 5.50%, 4/15/2029 (a)	2,650	2,547

Prumo Participacoes e Investimentos S/A (Brazil)

7.50%, 12/31/2031 (f)	4,629	4,688

7.50%, 12/31/2031 (a)	1,178	1,193

Uber Technologies, Inc.

7.50%, 5/15/2025 (a)	1,900	1,976

7.50%, 9/15/2027 (a)	6,460	6,904

4.50%, 8/15/2029 (a)	5,404	5,174

		45,501

Semiconductors & Semiconductor Equipment — 0.2%

Entegris, Inc.

4.38%, 4/15/2028 (a)	6,018	5,898

3.63%, 5/1/2029 (a)	2,046	1,918

ON Semiconductor Corp.

3.88%, 9/1/2028 (a)	12,231	12,124

		19,940

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Software — 0.5%

ACI Worldwide, Inc. 5.75%, 8/15/2026 (a)	605	626

CDK Global, Inc.

4.88%, 6/1/2027	2,890	2,959

5.25%, 5/15/2029 (a)	2,234	2,290

Clarivate Science Holdings Corp.

3.88%, 7/1/2028 (a)	5,684	5,371

4.88%, 7/1/2029 (a)	5,808	5,470

NCR Corp.

5.75%, 9/1/2027 (a)	5,255	5,333

5.00%, 10/1/2028 (a)	4,909	4,823

5.13%, 4/15/2029 (a)	7,797	7,708

6.13%, 9/1/2029 (a)	4,566	4,739

5.25%, 10/1/2030 (a)	951	922

Nuance Communications, Inc.

5.63%, 12/15/2026	8,974	9,222

SS&C Technologies, Inc.

5.50%, 9/30/2027 (a)	13,380	13,751

		63,214

Specialty Retail — 0.7%

Asbury Automotive Group, Inc.

4.50%, 3/1/2028	1,665	1,636

4.63%, 11/15/2029 (a)	2,221	2,165

4.75%, 3/1/2030	2,672	2,593

Bath & Body Works, Inc.

9.38%, 7/1/2025 (a)	843	986

5.25%, 2/1/2028	57	59

7.50%, 6/15/2029	3,254	3,566

6.75%, 7/1/2036	4,560	4,974

eG Global Finance plc (United Kingdom) 6.75%, 2/7/2025 (a)	2,500	2,500

Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	4,120	3,971

Lithia Motors, Inc.

4.63%, 12/15/2027 (a)	3,845	3,932

3.88%, 6/1/2029 (a)	5,462	5,390

Penske Automotive Group, Inc. 3.75%, 6/15/2029	5,180	4,837

PetSmart, Inc.

4.75%, 2/15/2028 (a)	16,760	16,718

7.75%, 2/15/2029 (a)	8,482	8,917

SRS Distribution, Inc.

4.63%, 7/1/2028 (a)	7,161	6,865

6.13%, 7/1/2029 (a)	3,420	3,268

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	197

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Specialty Retail — continued

Staples, Inc.

7.50%, 4/15/2026 (a)	11,148	11,022

10.75%, 4/15/2027 (a)	4,249	3,957

		87,356

Technology Hardware, Storage & Peripherals — 0.0% (c)

Seagate HDD Cayman

3.13%, 7/15/2029	2,560	2,331

4.13%, 1/15/2031	2,515	2,381

		4,712

Textiles, Apparel & Luxury Goods — 0.0% (c)

William Carter Co. (The)

5.63%, 3/15/2027 (a)	3,640	3,708

Thrifts & Mortgage Finance — 0.1%

Nationstar Mortgage Holdings, Inc. 5.50%, 8/15/2028 (a)	2,050	2,045

Rocket Mortgage LLC

3.63%, 3/1/2029 (a)	6,563	6,145

3.88%, 3/1/2031 (a)	2,794	2,616

4.00%, 10/15/2033 (a)	1,032	961

		11,767

Tobacco — 0.1%

BAT Capital Corp. (United Kingdom)

3.46%, 9/6/2029	11,930	11,719

4.39%, 8/15/2037	1,230	1,179

4.54%, 8/15/2047	910	840

Reynolds American, Inc. (United Kingdom) 5.85%, 8/15/2045	1,360	1,472

		15,210

Trading Companies & Distributors—0.5%

Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	8,713	8,931

Imola Merger Corp. 4.75%, 5/15/2029 (a)	18,593	18,031

United Rentals North America, Inc.

5.50%, 5/15/2027	9,442	9,751

4.88%, 1/15/2028	9,725	9,925

3.88%, 2/15/2031	2,067	1,997

WESCO Distribution, Inc.

7.13%, 6/15/2025 (a)	8,854	9,273

7.25%, 6/15/2028 (a)	5,826	6,255

		64,163

Wireless Telecommunication Services — 0.8%

Hughes Satellite Systems Corp. 6.63%, 8/1/2026	6,042	6,293

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wireless Telecommunication Services — continued

Kenbourne Invest SA (Chile) 4.70%, 1/22/2028 (f)	5,500	5,111

Millicom International Cellular SA (Colombia)

5.13%, 1/15/2028 (f)	3,240	3,163

6.25%, 3/25/2029 (a)	900	926

Oztel Holdings SPC Ltd. (Oman) 6.63%, 4/24/2028 (f)	1,700	1,783

Sprint Corp.

7.13%, 6/15/2024	7,672	8,295

7.63%, 2/15/2025	10,459	11,585

7.63%, 3/1/2026	23,740	27,064

T-Mobile USA, Inc. 4.75%, 2/1/2028	12,176	12,570

United States Cellular Corp. 6.70%, 12/15/2033	1,708	1,862

Vodafone Group plc (United Kingdom)

(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (e)	3,300	3,663

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.77%), 4.12%, 6/4/2081 (e)	12,225	11,247

		93,562

Total Corporate Bonds (Cost $4,149,325)		4,006,984

Commercial Mortgage-Backed Securities — 30.0%

20 Times Square Trust Series 2018-20TS, Class F, 3.10%, 5/15/2035 ‡ (a) (k)	600	564

AREIT Trust

Series 2022-CRE6, Class D, 2.90%, 12/17/2024 ‡ (a) (k)	4,050	4,050

Series 2021-CRE5, Class D, 2.84%, 8/17/2026 ‡ (a) (k)	12,500	12,430

BAMLL Re-REMIC Trust Series 2013-FRR3, Class A, PO, 6/26/2023 (a)	7,500	6,998

Banc of America Commercial Mortgage Trust

Series 2007-5, Class AJ, 5.82%, 2/10/2051 (k)	187	189

Series 2007-4, Class H, 5.87%, 2/10/2051 ‡ (a) (k)	2,729	2,735

BANK

Series 2019-BN16, Class D, 3.00%, 2/15/2052 ‡ (a)	8,795	7,601

Series 2019-BN16, Class F, 3.69%, 2/15/2052 ‡ (a) (k)	3,000	2,178

Series 2019-BN17, Class D, 3.00%, 4/15/2052 ‡ (a)	2,800	2,447

Series 2019-BN17, Class E, 3.00%, 4/15/2052 ‡ (a)	2,500	2,070

SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2019-BN21, Class XA, IO, 0.87%, 10/17/2052 (k)	125,046	6,805

Series 2019-BN21, Class E, 2.50%, 10/17/2052 ‡ (a)	8,600	6,730

Series 2019-BN21, Class F, 2.68%, 10/17/2052 ‡ (a)	4,841	3,326

Series 2019-BN23, Class XA, IO, 0.70%, 12/15/2052 (k)	38,833	1,827

Series 2019-BN23, Class E, 2.50%, 12/15/2052 ‡ (a)	7,560	5,899

Series 2019-BN23, Class F, 2.75%, 12/15/2052 ‡ (a)	3,000	2,052

Series 2020-BN29, Class D, 2.50%, 11/15/2053 ‡ (a)	5,000	4,125

Series 2020-BN29, Class E, 2.50%, 11/15/2053 ‡ (a)	3,500	2,722

Series 2020-BN30, Class F, 2.00%, 12/15/2053 ‡ (a) (k)	5,000	3,170

Series 2020-BN30, Class D, 2.50%, 12/15/2053 ‡ (a) (k)	5,231	4,309

Series 2020-BN30, Class E, 2.50%, 12/15/2053 ‡ (a) (k)	4,145	3,253

Series 2017-BNK9, Class D, 2.80%, 11/15/2054 ‡ (a)	2,149	1,802

Series 2017-BNK5, Class D, 3.08%, 6/15/2060 (a) (k)	1,000	867

Series 2017-BNK5, Class C, 4.24%, 6/15/2060 ‡ (k)	2,050	2,074

Series 2018-BN14, Class XB, IO, 0.08%, 9/15/2060 (k)	132,263	786

Series 2017-BNK7, Class D, 2.71%, 9/15/2060 ‡ (a)	3,000	2,502

Series 2018-BN14, Class F, 3.94%, 9/15/2060 ‡ (a)	1,000	642

Series 2018-BN10, Class D, 2.60%, 2/15/2061 ‡ (a)	1,500	1,230

Series 2018-BN12, Class D, 3.00%, 5/15/2061 ‡ (a)	1,250	1,015

Series 2019-BN19, Class XA, IO, 0.95%, 8/15/2061 (k)	22,116	1,306

Series 2018-BN13, Class D, 3.00%, 8/15/2061 ‡ (a)	2,000	1,682

Series 2018-BN15, Class E, 3.00%, 11/15/2061 ‡ (a)	2,000	1,544

Series 2019-BN18, Class E, 3.00%, 5/15/2062 ‡ (a)	2,150	1,735

Series 2019-BN18, Class F, 3.33%, 5/15/2062 ‡ (a)	3,000	2,154

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-BN20, Class XA, IO, 0.83%, 9/15/2062 (k)	54,825	2,822

Series 2019-BN20, Class D, 2.50%, 9/15/2062 ‡ (a)	6,721	5,492

Series 2019-BN20, Class E, 2.50%, 9/15/2062 ‡ (a)	8,600	6,645

Series 2019-BN24, Class XA, IO, 0.64%, 11/15/2062 (k)	100,021	4,433

Series 2019-BN22, Class D, 2.50%, 11/15/2062 ‡ (a)	4,250	3,602

Series 2019-BN24, Class D, 2.50%, 11/15/2062 ‡ (a)	7,380	5,845

Series 2020-BN25, Class XA, IO, 0.88%, 1/15/2063 (k)	81,210	4,749

Series 2020-BN25, Class D, 2.50%, 1/15/2063 ‡ (a)	14,250	11,831

Series 2020-BN25, Class E, 2.50%, 1/15/2063 ‡ (a)	4,250	3,340

Series 2020-BN26, Class D, 2.50%, 3/15/2063 ‡ (a)	3,250	2,698

Series 2020-BN26, Class E, 2.50%, 3/15/2063 ‡ (a)	5,520	4,147

Series 2021-BN34, Class XA, IO, 0.98%, 6/15/2063 (k)	173,796	12,221

Series 2021-BN33, Class XA, IO, 1.06%, 5/15/2064 (k)	134,932	9,963

Series 2021-BN33, Class D, 2.50%, 5/15/2064 ‡ (a)	3,700	3,024

Series 2021-BN33, Class E, 2.50%, 5/15/2064 ‡ (a)	3,850	2,931

Series 2021-BN33, Class C, 3.30%, 5/15/2064 ‡	7,609	7,249

Series 2021-BN35, Class XB, IO, 0.59%, 6/15/2064 (k)	40,000	2,021

Series 2021-BN35, Class XA, IO, 1.05%, 6/15/2064 (k)	27,938	2,084

Series 2021-BN35, Class E, 2.50%, 6/15/2064 ‡ (a) (k)	5,300	4,099

Barclays Commercial Mortgage Trust

Series 2019-C4, Class D, 3.25%, 8/15/2052 ‡ (a)	8,451	7,424

Series 2019-C5, Class XA, IO, 0.89%, 11/15/2052 (k)	95,659	4,784

BBCMS Mortgage Trust

Series 2018-TALL, Class E, 2.63%, 3/15/2037 ‡ (a) (k)	6,000	5,669

Series 2021-C11, Class XB, IO, 0.97%, 9/15/2054 (k)	30,040	2,498

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	199

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2021-C11, Class XA, IO, 1.39%, 9/15/2054 (k)	162,002	15,786

BBCMS MORTGAGE TRUST

Series 2017-C1, Class D, 3.49%, 2/15/2050 ‡ (a) (k)	1,000	873

Benchmark Mortgage Trust

Series 2018-B1, Class D, 2.75%, 1/15/2051 ‡ (a)	2,000	1,611

Series 2018-B1, Class C, 4.10%, 1/15/2051 ‡ (k)	1,000	1,018

Series 2018-B2, Class XA, IO, 0.40%, 2/15/2051 (k)	48,264	834

Series 2018-B5, Class C, 4.61%, 7/15/2051 ‡ (k)	3,500	3,615

Series 2018-B8, Class D, 3.00%, 1/15/2052 ‡ (a)	3,050	2,634

Series 2019-B9, Class F, 3.75%, 3/15/2052 ‡ (a) (k)	6,000	4,399

Series 2019-B11, Class D, 3.00%, 5/15/2052 ‡ (a)	1,900	1,619

Series 2020-B16, Class E, 2.50%, 2/15/2053 ‡ (a)	7,250	5,573

Series 2020-B21, Class E, 2.00%, 12/17/2053 ‡ (a)	2,500	1,781

Series 2020-B21, Class F, 2.00%, 12/17/2053 ‡ (a)	15,017	9,448

Series 2021-B26, Class F, 1.98%, 6/15/2054 ‡ (a) (k)	9,851	5,996

Series 2019-B14, Class E, 2.50%, 12/15/2062 ‡ (a)	3,000	2,317

Series 2019-B15, Class E, 2.75%, 12/15/2072 ‡ (a)	9,150	7,474

Series 2019-B15, Class F, 2.75%, 12/15/2072 ‡ (a) (k)	5,000	3,416

BMD2 Re-REMIC Trust

Series 2019-FRR1, Class 2B10, PO, 5/25/2052 (a)	22,815	20,022

Series 2019-FRR1, Class 3AB, PO, 5/25/2052 (a)	10,000	7,486

Series 2019-FRR1, Class 4A, PO, 5/25/2052 (a)	5,000	3,786

Series 2019-FRR1, Class 1A1, 2.69%, 5/25/2052 (a) (k)	4,859	4,830

Series 2019-FRR1, Class 1A5, 4.39%, 5/25/2052 (a) (k)	2,685	2,669

BX

Series 2021-MFM1, Class E, 2.44%, 1/15/2034 ‡ (a) (k)	3,250	3,152

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-MFM1, Class F, 3.19%, 1/15/2034 ‡ (a) (k)	2,000	1,963

BX Commercial Mortgage Trust

Series 2020-VIV4, Class X, IO, 0.70%, 11/10/2042 (a) (k)	211,200	10,439

Series 2020-VIV4, Class A, 2.84%, 3/9/2044 (a)	15,000	14,496

Series 2020-VIV2, Class C, 3.54%, 3/9/2044 ‡(a ) (k)	20,175	19,083

Series 2020-VIV3, Class B, 3.54%, 3/9/2044 ‡ (a) (k)	19,350	19,004

Series 2020-VIVA, Class D, 3.55%, 3/11/2044 ‡ (a) (k)	36,000	32,599

BX Trust Series 2021-RISE, Class D, 1.94%, 11/15/2036 ‡ (a) (k)	4,320	4,245

California Housing Finance Agency Series 2021-2, Class X, IO, 0.84%, 3/25/2035 (k)	64,678	4,120

Cantor Commercial Real Estate Lending

Series 2019-CF2, Class E, 2.50%, 11/15/2052 ‡ (a)	2,300	1,808

Series 2019-CF2, Class F, 3.00%, 11/15/2052 ‡ (a) (k)	10,000	7,113

Cascade Funding Mortgage Trust

Series 2021-FRR1, Class DK45, 2/28/2025 ‡ (a)	10,400	8,638

Series 2021-FRR1, Class CK45, 1.63%, 2/28/2025 ‡ (a)	12,500	11,412

Series 2021-FRR1, Class CKW1, 1/29/2026 ‡ (a)	8,200	6,474

Series 2021-FRR1, Class BK54, 2/28/2026 ‡ (a)	20,000	15,559

Series 2021-FRR1, Class CK54, 2/28/2026 ‡ (a)	6,700	5,243

Series 2021-FRR1, Class DKW1, 2/28/2026 ‡ (a)	2,500	1,971

Series 2021-FRR1, Class BK98, 8/29/2029 ‡ (a)	6,970	4,625

Series 2021-FRR1, Class AK99, 9/29/2029 (a)	8,000	5,540

Series 2021-FRR1, Class BK99, 9/29/2029 ‡ (a)	14,000	8,552

Series 2021-FRR1, Class BK58, 2.51%, 9/29/2029 ‡ (a)	11,000	9,879

CD Mortgage Trust

Series 2016-CD1, Class C, 3.63%, 8/10/2049 ‡ (k)	3,000	2,893

Series 2017-CD3, Class D, 3.25%, 2/10/2050 ‡ (a)	700	549

SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2017-CD4, Class D, 3.30%, 5/10/2050 ‡ (a)	1,550	1,340

Series 2017-CD5, Class D, 3.35%, 8/15/2050 ‡ (a)	266	227

Series 2017-CD6, Class C, 4.26%, 11/13/2050 ‡ (k)	914	921

Series 2018-CD7, Class D, 3.10%, 8/15/2051 ‡ (a) (k)	1,629	1,434

Series 2019-CD8, Class XB, IO, 0.71%, 8/15/2057 (a) (k)	78,512	3,868

Series 2019-CD8, Class E, 3.00%, 8/15/2057 ‡ (a)	1,500	1,182

Series 2019-CD8, Class F, 3.00%, 8/15/2057 ‡ (a)	3,500	2,228

CFCRE Commercial Mortgage Trust

Series 2016-C6, Class B, 3.80%, 11/10/2049 ‡	1,000	1,008

Series 2016-C6, Class C, 4.20%, 11/10/2049 ‡ (k)	800	795

Series 2016-C6, Class D, 4.20%, 11/10/2049 ‡ (a) (k)	1,900	1,661

CGMS Commercial Mortgage Trust

Series 2017-B1, Class D, 3.00%, 8/15/2050 ‡ (a)	4,359	3,738

Series 2017-B1, Class E, 3.30%, 8/15/2050 ‡ (a) (k)	2,809	2,033

Citigroup Commercial Mortgage Trust

Series 2019-PRM, Class E, 4.73%, 5/10/2036 ‡ (a) (k)	4,500	4,487

Series 2012-GC8, Class D, 4.88%, 9/10/2045 ‡ (a) (k)	1,875	1,718

Series 2013-GC17, Class C, 5.10%, 11/10/2046 ‡ (k)	2,000	2,017

Series 2014-GC23, Class C, 4.43%, 7/10/2047 ‡ (k)	6,500	6,588

Series 2014-GC25, Class D, 3.55%, 10/10/2047 ‡ (a)	3,750	3,585

Series 2015-GC29, Class D, 3.11%, 4/10/2048 ‡ (a)	4,500	4,191

Series 2015-GC31, Class D, 4.04%, 6/10/2048 ‡ (k)	3,800	3,611

Series 2015-P1, Class D, 3.23%, 9/15/2048 ‡ (a)	2,285	2,071

Series 2016-P4, Class C, 3.94%, 7/10/2049 ‡ (k)	5,624	5,530

Series 2016-C2, Class D, 3.25%, 8/10/2049 ‡ (a) (k)	1,500	1,310

Series 2016-C2, Class C, 4.03%, 8/10/2049 ‡ (k)	7,434	7,173

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2017-P7, Class D, 3.25%, 4/14/2050 ‡ (a)	1,294	1,040

Series 2017-C4, Class D, 3.00%, 10/12/2050 ‡ (a)	5,453	4,728

Series 2019-GC43, Class E, 3.00%, 11/10/2052 ‡ (a)	5,287	4,346

Series 2020-GC46, Class XA, IO, 0.99%, 2/15/2053 (k)	165,373	10,441

Series 2020-GC46, Class E, 2.60%, 2/15/2053 ‡ (a)	4,500	3,395

Series 2019-GC41, Class E, 3.00%, 8/10/2056 ‡ (a)	5,000	4,010

Series 2015-GC33, Class D, 3.17%, 9/10/2058 ‡	8,000	6,948

Series 2015-GC33, Class E, 4.57%, 9/10/2058 ‡ (a) (k)	4,330	3,075

Commercial Mortgage Trust

Series 2020-CBM, Class D, 3.63%, 2/10/2037 ‡ (a) (k)	1,630	1,574

Series 2020-CBM, Class E, 3.63%, 2/10/2037 ‡ (a) (k)	2,670	2,502

Series 2020-CBM, Class F, 3.63%, 2/10/2037 ‡ (a) (k)	17,870	16,365

Series 2013-CR8, Class D, 3.93%, 6/10/2046 ‡ (a) (k)	750	746

Series 2013-CR13, Class E, 4.88%, 11/10/2046 ‡ (a) (k)	1,500	1,411

Series 2014-UBS2, Class D, 5.00%, 3/10/2047 ‡ (a) (k)	3,210	3,129

Series 2014-LC15, Class D, 5.00%, 4/10/2047 ‡ (a) (k)	3,500	3,422

Series 2014-CR19, Class E, 4.20%, 8/10/2047 ‡ (a) (k)	6,000	5,423

Series 2014-CR19, Class D, 4.70%, 8/10/2047 ‡ (a) (k)	2,500	2,390

Series 2014-UBS5, Class D, 3.50%, 9/10/2047 ‡ (a)	4,760	4,095

Series 2014-LC17, Class D, 3.69%, 10/10/2047 ‡ (a)	25,708	24,577

Series 2014-CR20, Class E, 3.22%, 11/10/2047 ‡ (a)	1,000	612

Series 2014-CR20, Class D, 3.22%, 11/10/2047 (a)	4,010	3,483

Series 2014-CR21, Class D, 3.92%, 12/10/2047 ‡ (a) (k)	2,600	2,194

Series 2015-LC19, Class D, 2.87%, 2/10/2048 ‡ (a)	3,000	2,773

Series 2015-CR22, Class D, 4.11%, 3/10/2048 ‡ (a) (k)	4,174	4,010

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	201

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2015-CR23, Class D, 4.29%, 5/10/2048 ‡ (k)	1,490	1,413

Series 2015-LC21, Class E, 3.25%, 7/10/2048 ‡ (a)	3,000	2,112

Series 2015-LC21, Class D, 4.33%, 7/10/2048 ‡ (k)	4,200	4,034

Series 2015-CR24, Class D, 3.46%, 8/10/2048 ‡ (k)	1,458	1,347

Series 2015-CR25, Class D, 3.78%, 8/10/2048 ‡ (k)	1,000	897

Series 2015-CR27, Class D, 3.45%, 10/10/2048 ‡ (a) (k)	2,072	1,905

Series 2015-LC23, Class D, 3.61%, 10/10/2048 ‡ (a) (k)	2,000	1,908

Series 2015-LC23, Class E, 3.61%, 10/10/2048 ‡ (a) (k)	3,500	3,062

Series 2016-DC2, Class D, 3.92%, 2/10/2049 (a) (k)	2,377	2,127

Series 2016-CR28, Class E, 4.14%, 2/10/2049 ‡ (a) (k)	3,588	3,372

Series 2016-DC2, Class C, 4.67%, 2/10/2049 ‡ (k)	2,500	2,511

Series 2016-COR1, Class XB, IO, 0.44%, 10/10/2049 (a) (k)	27,554	525

Series 2016-COR1, Class C, 4.33%, 10/10/2049 ‡ (k)	1,000	1,010

Series 2013-CR11, Class D, 5.12%, 8/10/2050 ‡ (a) (k)	3,402	3,360

Series 2018-COR3, Class D, 2.81%, 5/10/2051 ‡ (a) (k)	3,250	2,710

Series 2019-GC44, Class E, 2.50%, 8/15/2057 (a)	8,493	6,715

Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class AM, 5.42%, 2/15/2040	1	1

CSAIL Commercial Mortgage Trust

Series 2015-C4, Class E, 3.56%, 11/15/2048 ‡ (k)	3,298	3,082

Series 2016-C5, Class D, 3.65%, 11/15/2048 ‡ (a) (k)	2,750	2,304

Series 2018-CX11, Class C, 4.78%, 4/15/2051 ‡ (k)	6,734	6,745

Series 2019-C16, Class C, 4.24%, 6/15/2052 ‡ (k)	5,500	5,435

Series 2019-C17, Class D, 2.50%, 9/15/2052 ‡ (a)	5,500	4,576

Series 2019-C18, Class XB, IO, 0.18%, 12/15/2052 (k)	61,932	761

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-C18, Class XA, IO, 1.07%, 12/15/2052 (k)	52,751	3,101

Series 2019-C18, Class E, 2.50%, 12/15/2052 ‡ (a)	10,015	8,112

Series 2019-C18, Class C, 3.95%, 12/15/2052 ‡ (k)	4,327	4,260

Series 2021-C20, Class E, 2.25%, 3/15/2054 ‡ (a)	5,659	4,223

Series 2015-C2, Class B, 4.21%, 6/15/2057 ‡ (k)	11,500	11,439

DBGS Mortgage Trust Series 2018-C1, Class D, 2.88%, 10/15/2051 ‡ (a) (k)	1,000	863

DBJPM Mortgage Trust

Series 2016-C3, Class D, 3.48%, 8/10/2049 ‡ (a) (k)	2,950	2,384

Series 2016-C3, Class E, 4.23%, 8/10/2049 ‡ (a) (k)	1,250	897

Series 2017-C6, Class D, 3.22%, 6/10/2050 ‡ (a) (k)	1,800	1,581

FHLMC Multiclass Certificates

Series 2020-RR12, Class X, IO, 2.10%, 10/27/2027	80,000	8,039

Series 2020-RR06, Class AX, IO, 1.88%, 10/27/2028 (k)	50,000	4,977

Series 2020-RR11, Class BX, IO, 2.44%, 12/27/2028 (k)	15,068	1,736

Series 2020-RR05, Class X, IO, 2.01%, 1/27/2029	38,620	4,652

Series 2020-RR06, Class BX, IO, 1.84%, 5/27/2033 (k)	20,000	2,857

Series 2020-RR14, Class X, IO, 2.13%, 3/27/2034 (k)	36,687	7,500

Series 2021-RR16, Class X, IO, 0.96%, 10/27/2034 (k)	50,000	5,110

Series 2021-P011, Class X1, IO, 1.85%, 9/25/2045 (k)	10,660	1,629

FHLMC Multi-Family ML Certificates Series 2021-ML09, Class XUS, IO, 1.49%, 2/25/2040 (a) (k)	57,079	8,557

FHLMC, Multi-Family Structured Credit Risk

Series 2021-MN2, Class M2, 3.40%, 7/25/2041 (a) (k)	14,070	12,941

Series 2021-MN2, Class B1, 5.55%, 7/25/2041 (a) (k)	2,000	1,940

Series 2021-MN1, Class M1, 2.05%, 1/25/2051 (a) (k)	1,210	1,170

Series 2021-MN1, Class M2, 3.80%, 1/25/2051 (a) (k)	14,640	13,922

SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2021-MN1, Class B1, 7.80%, 1/25/2051 (a) (k)	2,100	2,290

Series 2021-MN3, Class B1, 6.90%, 11/25/2051 (a) (k)	3,500	3,415

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K721, Class X1, IO, 0.32%, 8/25/2022 (k)	46,474	51

Series K033, Class X1, IO, 0.29%, 7/25/2023 (k)	6,356	23

Series K729, Class X1, IO, 0.35%, 10/25/2024 (k)	16,904	129

Series KC03, Class X1, IO, 0.49%, 11/25/2024 (k)	99,689	1,157

Series K731, Class X3, IO, 2.11%, 5/25/2025 (k)	11,529	667

Series K733, Class X3, IO, 2.19%, 1/25/2026 (k)	17,500	1,214

Series KC06, Class X1, IO, 0.90%, 6/25/2026 (k)	39,664	967

Series K736, Class X1, IO, 1.31%, 7/25/2026 (k)	90,654	4,164

Series K734, Class X3, IO, 2.17%, 7/25/2026 (k)	33,910	2,698

Series K737, Class X1, IO, 0.64%, 10/25/2026 (k)	147,561	3,669

Series KC04, Class X1, IO, 1.25%, 12/25/2026 (k)	47,908	1,864

Series K738, Class X1, IO, 1.52%, 1/25/2027 (k)	144,452	9,022

Series K064, Class X3, IO, 2.14%, 5/25/2027 (k)	18,830	1,813

Series KC05, Class X1, IO, 1.20%, 6/25/2027 (k)	106,971	4,337

Series K740, Class X1, IO, 0.76%, 9/25/2027 (k)	14,956	548

Series K741, Class X1, IO, 0.57%, 12/25/2027 (k)	52,417	1,552

Series K742, Class X1, IO, 0.78%, 3/25/2028 (k)	28,992	1,051

Series K742, Class X3, IO, 2.60%, 4/25/2028 (k)	16,000	2,208

Series K075, Class X3, IO, 2.13%, 5/25/2028 (k)	5,471	616

Series K080, Class X1, IO, 0.12%, 7/25/2028 (k)	84,230	799

Series K745, Class X1, IO, 0.68%, 8/25/2028 (k)	99,963	3,886

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series K086, Class X1, IO, 0.24%, 11/25/2028 (k)	31,150	510

Series K084, Class X3, IO, 2.24%, 11/25/2028 (k)	19,450	2,477

Series K090, Class X1, IO, 0.71%, 2/25/2029 (k)	32,027	1,453

Series K096, Class X3, IO, 2.04%, 7/25/2029 (k)	48,669	6,189

Series K101, Class X3, IO, 1.89%, 10/25/2029 (k)	101,000	12,326

Series K090, Class X3, IO, 2.31%, 10/25/2029 (k)	152,080	21,737

Series K104, Class X1, IO, 1.13%, 1/25/2030 (k)	102,747	7,744

Series K109, Class X1, IO, 1.58%, 4/25/2030 (k)	17,954	1,939

Series K111, Class X1, IO, 1.57%, 5/25/2030 (k)	19,936	2,182

Series K114, Class X1, IO, 1.12%, 6/25/2030 (k)	9,975	797

Series K115, Class X1, IO, 1.33%, 6/25/2030 (k)	4,605	433

Series K113, Class X1, IO, 1.39%, 6/25/2030 (k)	118,990	11,589

Series K116, Class X1, IO, 1.43%, 7/25/2030 (k)	22,945	2,276

Series K117, Class X1, IO, 1.24%, 8/25/2030 (k)	72,334	6,289

Series K121, Class XAM, IO, 1.19%, 11/25/2030 (k)	21,236	1,969

Series K124, Class XAM, IO, 0.94%, 1/25/2031 (k)	17,689	1,316

Series K128, Class XAM, IO, 0.74%, 3/25/2031 (k)	30,467	1,851

Series K128, Class X3, IO, 2.79%, 4/25/2031 (k)	35,600	7,341

Series K129, Class X1, IO, 1.05%, 5/25/2031 (k)	165,941	13,094

Series K129, Class XAM, IO, 1.22%, 5/25/2031 (k)	23,800	2,369

Series K129, Class X3, IO, 3.17%, 5/25/2031 (k)	34,500	8,282

Series K130, Class X1, IO, 1.04%, 6/25/2031 (k)	69,972	5,766

Series K131, Class X1, IO, 0.73%, 7/25/2031 (k)	34,986	2,091

Series K131, Class XAM, IO, 0.94%, 7/25/2031 (k)	47,926	3,808

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	203

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series K131, Class X3, IO, 2.95%, 9/25/2031 (k)	19,369	4,387

Series K159, Class X1, IO, 0.11%, 11/25/2033 (k)	56,525	763

Series KX04, Class XFX, IO, 1.86%, 1/25/2034 (k)	89,622	8,125

Series K-1511, Class X3, IO, 3.42%, 4/25/2034 (k)	10,261	3,269

Series K723, Class X3, IO, 1.91%, 10/25/2034 (k)	6,842	204

Series K-1515, Class X1, IO, 1.51%, 2/25/2035 (k)	19,945	2,903

Series K153, Class X3, IO, 3.77%, 4/25/2035 (k)	9,945	2,917

Series K-1516, Class X1, IO, 1.51%, 5/25/2035 (k)	41,832	6,609

Series K-1517, Class X1, IO, 1.33%, 7/25/2035 (k)	51,099	7,106

Series Q012, Class X, IO, 4.17%, 9/25/2035 (k)	35,337	7,784

Series K-1518, Class X1, IO, 0.87%, 10/25/2035 (k)	41,219	3,612

Series K155, Class X3, IO, 3.12%, 5/25/2036 (k)	5,560	1,532

Series K-1521, Class X1, IO, 0.98%, 8/25/2036 (k)	37,678	3,965

Series K-1510, Class X3, IO, 3.40%, 1/25/2037 (k)	27,488	8,515

Series K-1517, Class X3, IO, 3.28%, 8/25/2038 (k)	15,750	5,144

Series K-1518, Class X3, IO, 2.91%, 10/25/2038 (k)	26,265	7,777

Series K-1516, Class X3, IO, 3.46%, 10/25/2038 (k)	22,000	7,599

Series K-1519, Class X3, IO, 2.80%, 12/25/2038 (k)	17,700	5,089

Series K-1520, Class X3, IO, 3.09%, 4/25/2039 (k)	19,000	6,053

Series K-1521, Class X3, IO, 3.35%, 9/25/2039 (k)	10,834	3,858

Series K036, Class X3, IO, 2.11%, 12/25/2041 (k)	3,253	112

Series K720, Class X3, IO, 1.33%, 8/25/2042 (k)	16,800	81

Series K721, Class X3, IO, 1.30%, 11/25/2042 (k)	12,550	87

Series K041, Class X3, IO, 1.64%, 11/25/2042 (k)	4,580	178

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series K718, Class X3, IO, 3.43%, 2/25/2043 (k)	251	–	(i)

Series K054, Class X3, IO, 1.60%, 4/25/2043 (k)	2,745	154

Series K047, Class X3, IO, 1.49%, 6/25/2043 (k)	3,400	145

Series K050, Class X3, IO, 1.55%, 10/25/2043 (k)	5,232	255

Series K051, Class X3, IO, 1.61%, 10/25/2043 (k)	4,995	258

Series K052, Class X3, IO, 1.61%, 1/25/2044 (k)	2,915	159

Series K726, Class X3, IO, 2.14%, 7/25/2044 (k)	36,795	1,623

Series K067, Class X3, IO, 2.11%, 9/25/2044 (k)	8,580	865

Series K727, Class X3, IO, 2.01%, 10/25/2044 (k)	15,000	669

Series K068, Class X3, IO, 2.06%, 10/25/2044 (k)	19,730	1,958

Series K059, Class X3, IO, 1.92%, 11/25/2044 (k)	8,000	631

Series K729, Class X3, IO, 1.97%, 11/25/2044 (k)	21,410	996

Series K724, Class X3, IO, 1.89%, 12/25/2044 (k)	4,930	154

Series K070, Class X3, IO, 2.04%, 12/25/2044 (k)	42,245	4,342

Series K730, Class X3, IO, 2.03%, 2/25/2045 (k)	47,270	2,442

Series K065, Class X3, IO, 2.18%, 7/25/2045 (k)	13,305	1,320

Series K728, Class X3, IO, 1.95%, 11/25/2045 (k)	8,775	420

Series K071, Class X3, IO, 2.01%, 11/25/2045 (k)	12,470	1,269

Series K072, Class X3, IO, 2.14%, 12/25/2045 (k)	20,640	2,229

Series K089, Class X3, IO, 2.30%, 1/25/2046 (k)	132,506	18,347

Series K087, Class X3, IO, 2.32%, 1/25/2046 (k)	89,384	12,057

Series K091, Class X3, IO, 2.28%, 4/25/2046 (k)	81,933	11,503

Series K078, Class X3, IO, 2.21%, 6/25/2046 (k)	2,680	325

Series K079, Class X3, IO, 2.26%, 7/25/2046 (k)	9,000	1,110

SEE NOTES TO FINANCIAL STATEMENTS.

204	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series K097, Class X3, IO, 2.02%, 9/25/2046 (k)	71,600	9,208

Series K081, Class X3, IO, 2.23%, 9/25/2046 (k)	29,425	3,716

Series K082, Class X3, IO, 2.21%, 10/25/2046 (k)	27,200	3,366

Series K083, Class X3, IO, 2.29%, 11/25/2046 (k)	15,000	1,935

Series K103, Class X3, IO, 1.85%, 12/25/2046 (k)	80,100	9,723

Series K102, Class X3, IO, 1.89%, 12/25/2046 (k)	69,791	8,701

Series K104, Class X3, IO, 1.90%, 2/25/2047 (k)	45,985	5,848

Series K088, Class X3, IO, 2.35%, 2/25/2047 (k)	104,287	14,830

Series K735, Class X3, IO, 2.15%, 5/25/2047 (k)	40,000	3,211

Series K093, Class X3, IO, 2.21%, 5/25/2047 (k)	136,527	18,609

Series K092, Class X3, IO, 2.25%, 5/25/2047 (k)	91,000	12,494

Series K094, Class X3, IO, 2.12%, 7/25/2047 (k)	35,331	4,683

Series K095, Class X3, IO, 2.10%, 8/25/2047 (k)	91,253	12,128

Series K736, Class X3, IO, 2.01%, 9/25/2047 (k)	89,230	6,950

Series K116, Class X3, IO, 3.02%, 9/25/2047 (k)	23,000	4,863

Series K099, Class X3, IO, 1.95%, 10/25/2047 (k)	49,100	6,066

Series K098, Class X3, IO, 2.00%, 10/25/2047 (k)	145,702	18,327

Series K740, Class X3, IO, 2.48%, 11/25/2047 (k)	21,423	2,590

Series K737, Class X3, IO, 1.77%, 1/25/2048 (k)	74,853	5,517

Series K106, Class X3, IO, 1.92%, 3/25/2048 (k)	100,622	12,868

Series K111, Class X3, IO, 3.18%, 4/25/2048 (k)	52,234	11,501

Series K108, Class X3, IO, 3.49%, 4/25/2048 (k)	75,067	17,513

Series K738, Class X3, IO, 3.31%, 5/25/2048 (k)	71,537	10,362

Series K109, Class X3, IO, 3.38%, 5/25/2048 (k)	17,170	3,943

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series K110, Class X3, IO, 3.40%, 6/25/2048 (k)	28,200	6,525

Series K112, Class X3, IO, 3.00%, 7/25/2048 (k)	47,630	9,912

Series K114, Class X3, IO, 2.74%, 8/25/2048 (k)	10,750	2,018

Series K130, Class X3, IO, 3.10%, 8/25/2048 (k)	7,934	1,880

Series K119, Class X3, IO, 2.73%, 9/25/2048 (k)	7,800	1,523

Series K115, Class X3, IO, 2.96%, 9/25/2048 (k)	19,533	3,997

Series K117, Class X3, IO, 2.87%, 10/25/2048 (k)	36,500	7,407

Series K120, Class X3, IO, 2.74%, 11/25/2048 (k)	38,372	7,491

Series K121, Class X3, IO, 2.77%, 11/25/2048 (k)	48,007	9,537

Series K739, Class X3, IO, 2.81%, 11/25/2048 (k)	39,675	5,286

Series K122, Class X3, IO, 2.63%, 1/25/2049 (k)	36,631	6,905

Series K124, Class X3, IO, 2.62%, 2/25/2049 (k)	20,255	3,866

Series K123, Class X3, IO, 2.63%, 2/25/2049 (k)	20,167	3,832

Series K125, Class X3, IO, 2.65%, 2/25/2049 (k)	9,230	1,790

Series K127, Class X3, IO, 2.65%, 3/25/2049 (k)	7,443	1,455

Series K743, Class X3, IO, 2.95%, 6/25/2049 (k)	5,000	793

Series K105, Class X3, IO, 1.92%, 3/25/2053 (k)	118,746	15,827

Series Q014, Class X, IO, 2.80%, 10/25/2055 (k)	5,638	1,262

FNMA ACES

Series 2015-M1, Class X2, IO, 0.49%, 9/25/2024 (k)	23,017	247

Series 19-M18, Class ASQ2, 2.03%, 9/25/2024	7,700	7,700

Series 2016-M12, Class X2, IO, 0.04%, 9/25/2026 (k)	75,287	365

Series 2019-M28, Class XAV3, IO, 1.17%, 2/25/2027 (k)	33,678	1,330

Series 2017-M8, Class X, IO, 0.09%, 5/25/2027 (k)	52,657	714

Series 2020-M10, Class X7, IO, 1.72%, 11/25/2027 (k)	40,170	3,291

Series 2020-M26, Class X3, IO, 1.71%, 1/25/2028 (k)	34,034	2,382

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	205

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2020-M4, Class 1X2, IO, 0.74%, 2/25/2028 (k)	19,175	737

Series 2020-M4, Class 1X3, IO, 1.02%, 2/25/2028 (k)	105,136	5,402

Series 2020-M33, Class X, IO, 1.92%, 6/25/2028 (k)	36,088	2,978

Series 2019-M30, Class X4, IO, 0.95%, 8/25/2028 (k)	40,501	1,300

Series 2020-M10, Class X6, IO, 1.38%, 8/25/2028 (k)	19,000	1,480

Series 2019-M31, Class X, IO, 1.06%, 9/25/2028 (k)	44,917	2,679

Series 2019-M30, Class X1, IO, 0.26%, 11/25/2028 (k)	126,142	2,384

Series 2020-M10, Class X3, IO, 1.29%, 11/25/2028 (k)	63,670	4,511

Series 2020-M10, Class X5, IO, 1.43%, 11/25/2028 (k)	58,470	4,736

Series 2019-M12, Class X, IO, 0.59%, 6/25/2029 (k)	156,461	6,526

Series 2019-M19, Class X2, IO, 0.65%, 9/25/2029 (k)	91,728	3,755

Series 2019-M32, Class X2, IO, 1.10%, 10/25/2029 (k)	29,136	1,967

Series 2019-M30, Class X2, IO, 0.20%, 12/25/2029 (k)	127,330	2,493

Series 2020-M3, Class X1, IO, 0.36%, 2/25/2030 (k)	18,493	466

Series 2019-M28, Class XA2, IO, 0.54%, 2/25/2030 (k)	25,391	866

Series 2019-M28, Class XA3, IO, 0.92%, 2/25/2030 (k)	45,345	2,523

Series 2020-M6, Class XD, IO, 0.92%, 2/25/2030 (k)	19,199	971

Series 2020-M19, Class X1, IO, 0.43%, 5/25/2030 (k)	29,715	830

Series 2020-M7, Class X, IO, 1.04%, 7/25/2030 (k)	36,322	2,247

Series 2020-M10, Class X1, IO, 1.79%, 12/25/2030 (k)	110,769	13,252

Series 2021-M16, Class X, IO, 0.76%, 1/1/2031 (k)	122,860	4,976

Series 2019-M21, Class X2, IO, 1.31%, 2/25/2031 (k)	74,918	6,804

Series 2020-M22, Class X, IO, 0.94%, 3/25/2031 (k)	81,847	4,788

Series 2020-M39, Class X2, IO, 1.57%, 8/25/2031 (k)	43,152	4,121

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2022-M2, Class X2, IO, 0.24%, 1/25/2032 (k)	67,900	1,300

Series 2020-M21, Class XA, IO, 1.09%, 3/25/2032 (k)	76,880	6,191

Series 2020-M26, Class X1, IO, 0.62%, 4/25/2032 (k)	23,537	979

Series 2020-M47, Class X1, IO, 0.70%, 10/25/2032 (k)	65,465	2,327

Series 2020-M31, Class X1, IO, 0.89%, 10/25/2032 (k)	97,577	4,244

Series 2019-M30, Class X5, IO, 0.29%, 5/25/2033 (k)	158,198	4,177

Series 2019-M31, Class X1, IO, 1.10%, 4/25/2034 (k)	40,241	3,573

Series 2018-M15, Class X, IO, 0.69%, 1/25/2036 (k)	8,678	380

Series 2020-M6, Class XL, IO, 1.10%, 11/25/2049 (k)	32,763	1,730

FNMA, Multi-Family REMIC Trust Series 2020-M37, Class X, IO, 1.11%, 4/25/2032 (k)	101,724	7,219

FREMF Mortgage Trust

Series 2015-K719, Class C, PO, 6/25/2022 (a)	22,000	21,617

Series 2017-KF29, Class B, 3.66%, 2/25/2024 (a) (k)	110	110

Series 2017-KF32, Class B, 2.66%, 5/25/2024 (a) (k)	219	219

Series 2017-KF35, Class B, 2.86%, 8/25/2024 (a) (k)	128	128

Series 2017-KF38, Class B, 2.61%, 9/25/2024 (a) (k)	172	172

Series 2017-KF41, Class B, 2.61%, 11/25/2024 (a) (k)	134	133

Series 2018-KL2B, Class CB, 3.83%, 1/25/2025 (a) (k)	15,000	15,610

Series 2018-KF49, Class B, 2.01%, 6/25/2025 (a) (k)	316	305

Series 2018-KC02, Class B, 4.09%, 7/25/2025 (a) (k)	2,520	2,482

Series 2018-KL3W, Class CW, 4.23%, 8/25/2025 (a) (k)	15,000	14,418

Series 2018-KF51, Class C, 6.11%, 8/25/2025 (a) (k)	5,742	5,787

Series 2018-KBF2, Class B, 2.11%, 10/25/2025 (a) (k)	1,701	1,698

Series 2018-KF53, Class B, 2.16%, 10/25/2025 (k)	655	651

Series 2017-KL1P, Class BP, 3.37%, 10/25/2025 (a) (k)	11,000	10,830

SEE NOTES TO FINANCIAL STATEMENTS.

206	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2019-KL4F, Class BAS, 4.26%, 10/25/2025 (a) (k)	7,998	7,894

Series 2018-KSL1, Class C, 3.96%, 11/25/2025 (a) (k)	15,000	14,139

Series 2019-KF58, Class B, 2.26%, 1/25/2026 (a) (k)	402	401

Series 2018-KBX1, Class C, 3.58%, 1/25/2026 (a) (k)	7,500	6,328

Series 2019-KC03, Class B, 4.37%, 1/25/2026 (a) (k)	5,000	5,117

Series 2019-K735, Class C, 4.02%, 5/25/2026 (a) (k)	4,774	4,881

Series 2019-KC06, Class B, 3.82%, 9/25/2026 (a) (k)	7,609	7,114

Series 2016-KF24, Class B, 5.11%, 10/25/2026 (a) (k)	76	78

Series 2020-KF74, Class B, 2.26%, 1/25/2027 (a) (k)	3,792	3,769

Series 2017-KL1E, Class BE, 3.91%, 2/25/2027 (a) (k)	9,625	8,452

Series 2017-KF33, Class B, 2.66%, 6/25/2027 (a) (k)	3,885	3,849

Series 2017-KF40, Class B, 2.81%, 11/25/2027 (a) (k)	124	124

Series 2018-KHG1, Class C, 3.81%, 12/25/2027 (a) (k)	26,000	24,887

Series 2018-KW06, Class C, 6/25/2028 (a)	12,000	8,132

Series 2018-KW06, Class X2A, IO, 0.10%, 6/25/2028 (a)	143,119	608

Series 2018-KW06, Class X2B, IO, 0.10%, 6/25/2028 (a)	16,000	82

Series 2018-KW06, Class B, 4.23%, 6/25/2028 (a) (k)	6,326	6,468

Series 21K-F116, Class CS, 6.45%, 6/25/2028 (a) (k)	52,000	53,175

Series 2018-KF50, Class B, 2.01%, 7/25/2028 (a) (k)	173	171

Series 2021-KHG3, Class BFX, 2.48%, 9/25/2028 (a)	11,071	10,068

Series 2018-KSW4, Class C, 5.11%, 10/25/2028 (k)	6,090	5,921

Series 2018-KF56, Class B, 2.56%, 11/25/2028 (a) (k)	819	819

Series 2019-KF57, Class B, 2.36%, 1/25/2029 (a) (k)	1,863	1,851

Series 2019-KW08, Class B, 4.24%, 1/25/2029 (a) (k)	16,320	16,757

Series 2019-KBF3, Class C, 4.86%, 1/25/2029 (a) (k)	8,253	8,275

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-KF59, Class B, 2.46%, 2/25/2029 (a) (k)	716	707

Series 2019-KL05, Class CHG, 4.37%, 2/25/2029 (a)	10,000	9,508

Series 2019-KL05, Class BHG, 4.37%, 2/25/2029 (a) (k)	3,600	3,501

Series 2019-KF61, Class B, 2.31%, 4/25/2029 (a) (k)	3,224	3,232

Series 2019-KG01, Class B, 4.17%, 4/25/2029 (a) (k)	3,000	3,031

Series 2019-KW09, Class X2A, IO, 0.10%, 5/25/2029 (a)	259,790	1,303

Series 2019-KF63, Class B, 2.46%, 5/25/2029 (a) (k)	5,846	5,846

Series 2019-KW09, Class B, 4.01%, 5/25/2029 (a) (k)	15,670	15,510

Series 2019-KW09, Class C, PO, 6/25/2029 (a)	22,210	13,691

Series 2019-KW09, Class X2B, IO, 0.10%, 6/25/2029 (a)	20,000	112

Series 2019-KF65, Class B, 2.51%, 7/25/2029 (a) (k)	5,919	5,936

Series 2019-KF66, Class B, 2.51%, 7/25/2029 (a) (k)	3,469	3,447

Series 2019-KC05, Class B, 4.15%, 7/25/2029 (a) (k)	16,737	15,735

Series 2019-KF67, Class B, 2.36%, 8/25/2029 (a) (k)	3,719	3,701

Series 2019-KF70, Class B, 2.41%, 9/25/2029 (a) (k)	1,472	1,476

Series 2019-KF71, Class B, 2.41%, 10/25/2029 (a) (k)	4,554	4,482

Series 2019-KF73, Class B, 2.56%, 11/25/2029 (a) (k)	10,905	10,881

Series 2020-KF75, Class B, 2.36%, 12/25/2029 (a) (k)	4,711	4,674

Series 2020-KF76, Class B, 2.86%, 1/25/2030 (a) (k)	3,470	3,461

Series 21K-F102, Class CS, 6.05%, 1/25/2031 (a) (k)	12,469	12,604

Series 2018-KW07, Class C, PO, 10/25/2031 (a)	12,089	7,842

Series 2018-KW07, Class X2A, IO, 0.10%, 10/25/2031 (a)	149,512	655

Series 2018-KW07, Class X2B, IO, 0.10%, 10/25/2031 (a)	16,500	88

Series 2017-K153, Class B, PO, 4/25/2032 (a)	8,000	4,136

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	207

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2018-K158, Class B, 4.27%, 10/25/2033 (a) (k)	1,750	1,804

Series 19K-1510, Class X2B, IO, 0.10%, 1/25/2034 (a)	81,410	707

Series 2018-K156, Class X2A, IO, 0.10%, 7/25/2036 (a)	149,212	1,186

Series 2016-K53, Class B, 4.02%, 3/25/2049 (a) (k)	69	72

Series 2017-K61, Class C, 3.69%, 12/25/2049 (a) (k)	1,000	1,000

Series 2017-K70, Class C, 3.81%, 12/25/2049 (a) (k)	3,000	3,066

Series 2017-K728, Class B, 3.65%, 11/25/2050 (a) (k)	250	256

Series 2017-K728, Class C, 3.65%, 11/25/2050 (a) (k)	105	106

Series 2019-K89, Class C, 4.29%, 1/25/2051 (a) (k)	15,000	15,553

Series 2019-K87, Class C, 4.32%, 1/25/2051 (a) (k)	4,250	4,456

Series 2019-K734, Class C, 4.05%, 2/25/2051 (a) (k)	4,150	4,251

Series 2018-K75, Class D, PO, 4/25/2051 (a)	30,000	20,034

Series 2018-K75, Class X2A, IO, 0.10%, 4/25/2051 (a)	489,210	2,089

Series 2018-K75, Class X2B, IO, 0.10%, 4/25/2051 (a)	114,000	530

Series 2019-K97, Class C, 3.77%, 9/25/2051 (a) (k)	3,021	3,067

Series 2019-K103, Class B, 3.45%, 12/25/2051 (a) (k)	2,303	2,310

Series 2019-K102, Class B, 3.53%, 12/25/2051 (a) (k)	7,932	7,997

Series 2019-K102, Class C, 3.53%, 12/25/2051 (a) (k)	9,100	8,906

Series 2020-K104, Class C, 3.54%, 2/25/2052 (a) (k)	13,102	12,779

Series 2019-K88, Class C, 4.38%, 2/25/2052 (a) (k)	6,700	7,048

Series 2019-K93, Class C, 4.12%, 5/25/2052 (a) (k)	10,500	10,792

Series 2019-K92, Class C, 4.19%, 5/25/2052 (a) (k)	7,000	7,230

Series 2019-K94, Class D, PO, 7/25/2052 (a)	99,772	62,018

Series 2019-K94, Class X2A, IO, 0.10%, 7/25/2052 (a)	1,077,706	5,717

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-K94, Class X2B, IO, 0.10%, 7/25/2052 (a)	249,429	1,386

Series 2019-K94, Class C, 3.97%, 7/25/2052 (a) (k)	9,727	9,906

Series 2019-K95, Class C, 3.92%, 8/25/2052 (a) (k)	3,250	3,332

Series 2019-K98, Class C, 3.74%, 10/25/2052 (a) (k)	6,000	6,060

Series 2019-K100, Class B, 3.49%, 11/25/2052 (a) (k)	5,188	5,293

Series 2020-K737, Class B, 3.30%, 1/25/2053 (a) (k)	3,750	3,816

Series 2020-K737, Class C, 3.30%, 1/25/2053 (a) (k)	6,000	5,997

Series 2020-K105, Class C, 3.53%, 3/25/2053 (a) (k)	13,485	13,092

FRR Re-REMIC Trust

Series 2018-C1, Class C720, PO, 8/27/2047 ‡ (a)	7,000	6,877

Series 2018-C1, Class CK43, PO, 2/27/2048 ‡ (a)	9,400	8,130

Series 2018-C1, Class BK43, 2.83%, 2/27/2048 ‡ (a) (k)	12,434	11,936

Series 2018-C1, Class A725, 2.76%, 2/27/2050 (a)	1,000	978

Series 2018-C1, Class B725, 2.97%, 2/27/2050 ‡ (a) (k)	2,225	2,169

GNMA

Series 2012-88, Class DI, IO, 0.66%, 8/16/2046 (k)	18,520	246

Series 2013-72, IO, 0.38%, 11/16/2047 (k)	70,829	904

Series 2014-9, IO, 0.30%, 2/16/2048 (k)	11,125	111

Series 2014-172, IO, 0.44%, 1/16/2049 (k)	22,161	414

Series 2012-44, IO, 0.03%, 3/16/2049 (k)	3,355	2

Series 2015-48, IO, 0.69%, 2/16/2050 (k)	919	26

Series 2013-15, IO, 0.55%, 8/16/2051 (k)	6,460	128

Series 2013-80, IO, 0.90%, 3/16/2052 (k)	12,081	308

Series 2015-86, IO, 0.40%, 5/16/2052 (k)	10,810	235

Series 2013-35, IO, 0.37%, 1/16/2053 (k)	10,291	103

Series 2012-125, IO, 0.18%, 2/16/2053 (k)	18,250	109

SEE NOTES TO FINANCIAL STATEMENTS.

208	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2013-7, IO, 0.29%, 5/16/2053 (k)	60,622	592

Series 2012-89, IO, 0.19%, 12/16/2053 (k)	10,561	27

Series 2012-115, IO, 0.43%, 4/16/2054 (k)	31,605	396

Series 2014-124, Class IE, IO, 0.46%, 5/16/2054 (k)	10,126	176

Series 2013-48, IO, 0.50%, 7/16/2054 (k)	6,160	112

Series 2014-130, Class IB, IO, 0.36%, 8/16/2054 (k)	776	11

Series 2014-186, IO, 0.39%, 8/16/2054 (k)	1,501	22

Series 2013-194, IO, 0.34%, 9/16/2054 (k)	8,026	99

Series 2015-93, IO, 0.34%, 11/16/2054 (k)	17,677	245

Series 2013-179, IO, 0.05%, 1/16/2055 (k)	38,060	121

Series 2015-104, IO, 0.10%, 5/16/2055 (k)	8,032	112

Series 2013-178, IO, 0.16%, 6/16/2055 (k)	19,329	190

Series 2016-102, IO, 0.62%, 10/16/2055 (k)	15,668	445

Series 2014-135, IO, 0.42%, 1/16/2056 (k)	32,390	733

Series 2015-33, IO, 0.66%, 2/16/2056 (k)	20,615	617

Series 2015-59, IO, 0.90%, 6/16/2056 (k)	7,313	249

Series 2016-97, IO, 0.92%, 7/16/2056 (k)	18,250	916

Series 2016-143, IO, 0.86%, 10/16/2056	19,016	909

Series 2017-53, IO, 0.54%, 11/16/2056 (k)	22,216	875

Series 2017-76, IO, 0.82%, 12/16/2056 (k)	9,682	480

Series 2014-89, IO, 0.26%, 1/16/2057 (k)	11,688	179

Series 2014-110, IO, 0.30%, 1/16/2057 (k)	9,309	169

Series 2016-177, IO, 0.49%, 1/16/2057 (k)	30,157	957

Series 2015-114, IO, 0.55%, 3/15/2057 (k)	53,042	1,109

Series 2015-172, IO, 0.59%, 3/16/2057 (k)	7,692	213

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2017-72, IO, 0.64%, 4/16/2057 (k)	38,023	1,789

Series 2016-13, IO, 0.76%, 4/16/2057 (k)	9,285	345

Series 2015-188, IO, 0.34%, 7/16/2057 (k)	26,861	473

Series 2015-115, IO, 0.47%, 7/16/2057 (k)	3,011	79

Series 2016-40, IO, 0.63%, 7/16/2057 (k)	21,516	612

Series 2016-36, IO, 0.72%, 8/16/2057 (k)	6,903	253

Series 2017-146, IO, 0.52%, 9/16/2057 (k)	21,628	821

Series 2017-151, IO, 0.72%, 9/16/2057 (k)	12,633	597

Series 2017-173, IO, 0.81%, 9/16/2057 (k)	8,771	445

Series 2016-105, IO, 0.77%, 10/16/2057 (k)	32,139	1,150

Series 2016-157, IO, 0.91%, 11/16/2057 (k)	24,268	1,256

Series 2016-71, Class QI, IO, 0.92%, 11/16/2057 (k)	50,798	2,407

Series 2016-56, IO, 0.98%, 11/16/2057 (k)	20,709	1,005

Series 2016-96, IO, 0.76%, 12/16/2057 (k)	28,091	1,191

Series 2016-133, IO, 0.76%, 12/16/2057 (k)	26,047	968

Series 2016-94, IO, 0.85%, 12/16/2057 (k)	2,100	84

Series 2016-35, IO, 0.71%, 3/16/2058 (k)	11,562	473

Series 2016-130, IO, 0.78%, 3/16/2058 (k)	23,115	918

Series 2016-92, IO, 0.62%, 4/16/2058 (k)	439	16

Series 2016-119, IO, 0.87%, 4/16/2058 (k)	88,877	3,615

Series 2016-151, IO, 0.94%, 6/16/2058 (k)	56,425	2,689

Series 2017-41, IO, 0.63%, 7/16/2058 (k)	10,345	381

Series 2016-87, IO, 0.82%, 8/16/2058 (k)	25,428	1,038

Series 2017-16, IO, 0.52%, 9/16/2058 (k)	20,316	683

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	209

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2016-175, IO, 0.72%, 9/16/2058 (k)	19,695	824

Series 2017-3, IO, 0.77%, 9/16/2058 (k)	39,765	1,676

Series 2017-81, IO, 0.63%, 12/16/2058 (k)	5,461	236

Series 2017-54, IO, 0.65%, 12/16/2058 (k)	10,542	491

Series 2017-70, IO, 0.53%, 2/16/2059 (k)	6,724	298

Series 2018-45, IO, 0.55%, 3/16/2059 (k)	15,511	703

Series 2017-105, IO, 0.53%, 5/16/2059 (k)	18,969	900

Series 2017-23, IO, 0.62%, 5/16/2059 (k)	12,892	540

Series 2017-35, IO, 0.64%, 5/16/2059 (k)	9,832	453

Series 2017-51, IO, 0.68%, 5/16/2059 (k)	7,110	315

Series 2017-86, IO, 0.73%, 5/16/2059 (k)	4,102	193

Series 2017-148, IO, 0.57%, 7/16/2059 (k)	16,245	686

Series 2017-69, IO, 0.73%, 7/16/2059 (k)	6,967	332

Series 2017-126, IO, 0.68%, 8/16/2059 (k)	27,035	1,282

Series 2017-171, IO, 0.67%, 9/16/2059 (k)	2,757	130

Series 2018-57, IO, 0.43%, 10/16/2059 (k)	77,966	3,313

Series 2018-4, IO, 0.56%, 10/16/2059 (k)	5,134	241

Series 2017-157, IO, 0.64%, 12/16/2059 (k)	12,692	603

Series 2018-9, IO, 0.48%, 1/16/2060 (k)	103,587	4,445

Series 2019-135, IO, 0.72%, 2/16/2060 (k)	21,531	1,205

Series 2019-67, IO, 0.85%, 2/16/2060 (k)	13,653	840

Series 2018-106, IO, 0.58%, 4/16/2060 (k)	8,683	553

Series 2018-119, IO, 0.62%, 5/16/2060 (k)	8,722	566

Series 2018-85, IO, 0.54%, 7/16/2060 (k)	9,607	506

Series 2018-98, IO, 0.46%, 8/16/2060 (k)	48,951	1,998

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-9, IO, 0.87%, 8/16/2060 (k)	12,921	811

Series 2020-184, IO, 0.91%, 11/16/2060 (k)	9,756	765

Series 2019-114, IO, 1.13%, 2/16/2061 (k)	31,843	2,343

Series 2021-82, Class TA, IF, IO, 3.60%, 4/16/2061 (k)	71,565	11,667

Series 2019-32, IO, 0.59%, 5/16/2061 (k)	52,341	2,988

Series 2021-95, Class TA, IF, IO, 3.60%, 6/1/2061 (k)	55,872	9,976

Series 2019-53, Class IA, IO, 0.77%, 6/16/2061 (k)	4,873	320

Series 2021-123, Class SA, IF, IO, 3.60%, 6/16/2061 (k)	47,995	8,311

Series 2019-155, IO, 0.53%, 7/16/2061 (k)	128,724	6,652

Series 2021-153, Class SA, IF, IO, 3.60%, 8/16/2061 (k)	54,461	10,022

Series 2021-218, IO, 0.96%, 10/16/2061 (k)	36,385	3,185

Series 2021-178, Class SA, IF, IO, 3.60%, 10/16/2061 (k)	79,646	15,089

Series 2020-28, IO, 0.82%, 11/16/2061 (k)	18,551	1,269

Series 2020-56, IO, 0.97%, 11/16/2061 (k)	49,271	3,401

Series 2020-124, IO, 1.02%, 12/16/2061 (k)	10,500	812

Series 2019-130, IO, 0.74%, 1/16/2062 (k)	11,865	840

Series 2019-144, IO, 0.81%, 1/16/2062 (k)	16,622	1,205

Series 2020-40, IO, 0.97%, 1/16/2062 (k)	46,805	3,368

Series 2020-14, IO, 0.62%, 2/16/2062 (k)	111,948	6,474

Series 2020-2, IO, 0.60%, 3/16/2062 (k)	55,472	2,891

Series 2020-27, IO, 0.70%, 3/16/2062 (k)	28,017	1,677

Series 2020-143, Class IB, IO, 0.87%, 3/16/2062 (k)	52,277	3,682

Series 2020-94, IO, 0.96%, 3/16/2062 (k)	72,487	5,245

Series 2020-110, IO, 1.04%, 3/16/2062 (k)	31,280	2,319

Series 2020-143, IO, 1.12%, 3/16/2062 (k)	26,615	2,216

SEE NOTES TO FINANCIAL STATEMENTS.

210	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2020-73, IO, 1.19%, 3/16/2062 (k)	36,292	2,973

Series 2020-10, IO, 0.60%, 4/16/2062 (k)	37,234	2,069

Series 2020-23, IO, 0.66%, 4/16/2062 (k)	113,650	6,906

Series 2020-70, IO, 0.76%, 4/16/2062 (k)	50,630	3,230

Series 2020-38, IO, 0.84%, 4/16/2062 (k)	121,018	7,969

Series 2020-54, IO, 0.93%, 4/16/2062 (k)	173,812	12,360

Series 2020-89, Class IA, IO, 1.18%, 4/16/2062 (k)	53,608	4,691

Series 2020-69, Class IA, IO, 1.31%, 4/16/2062 (k)	20,223	1,769

Series 2020-120, IO, 0.80%, 5/16/2062 (k)	8,975	646

Series 2020-91, Class IU, IO, 1.04%, 5/16/2062 (k)	158,356	11,863

Series 2020-72, IO, 1.06%, 5/16/2062 (k)	114,919	9,094

Series 2020-50, IO, 0.53%, 6/16/2062 (k)	50,705	2,875

Series 2020-106, Class IC, IO, 0.81%, 6/16/2062 (k)	172,817	11,841

Series 2020-108, IO, 0.87%, 6/16/2062 (k)	36,411	2,560

Series 2020-118, IO, 0.90%, 6/16/2062 (k)	66,284	4,917

Series 2020-147, IO, 0.93%, 6/16/2062 (k)	180,471	13,944

Series 2020-169, IO, 0.88%, 7/16/2062 (k)	397,567	28,896

Series 2020-136, IO, 1.02%, 8/16/2062 (k)	56,833	4,614

Series 2020-161, IO, 1.04%, 8/16/2062 (k)	22,639	1,874

Series 2020-111, IO, 0.89%, 9/15/2062 (k)	17,946	1,260

Series 2021-88, IO, 0.77%, 9/16/2062 (k)	299,551	21,276

Series 2020-158, IO, 0.78%, 9/16/2062 (k)	57,808	3,982

Series 2020-114, IO, 0.83%, 9/16/2062 (k)	84,997	7,429

Series 2021-3, IO, 0.87%, 9/16/2062 (k)	215,893	16,213

Series 2020-192, IO, 0.96%, 9/16/2062 (k)	65,670	5,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-172, IO, 1.13%, 9/16/2062 (k)	44,112	3,826

Series 2021-102, IO, 0.85%, 10/16/2062 (k)	28,357	2,182

Series 2021-33, IO, 0.86%, 10/16/2062 (k)	191,561	14,416

Series 2021-71, IO, 0.88%, 10/16/2062 (k)	175,706	13,242

Series 2020-128, IO, 0.95%, 10/16/2062 (k)	60,369	4,668

Series 2020-159, IO, 1.02%, 10/16/2062 (k)	29,968	2,433

Series 2020-190, IO, 1.05%, 11/16/2062 (k)	66,811	5,848

Series 2021-80, IO, 0.91%, 12/16/2062 (k)	66,369	5,608

Series 2020-195, IO, 0.96%, 12/16/2062 (k)	54	4

Series 2020-150, IO, 0.97%, 12/16/2062 (k)	90,994	8,937

Series 2021-35, IO, 1.02%, 12/16/2062 (k)	104,706	8,812

Series 2021-11, IO, 1.02%, 12/16/2062 (k)	113,694	9,435

Series 2021-48, Class HT, IF, IO, 3.60%, 12/16/2062 (k)	96,514	21,926

Series 2021-40, IO, 0.83%, 2/16/2063 (k)	53,515	4,044

Series 2021-120, IO, 1.01%, 2/16/2063 (k)	57,481	5,081

Series 2021-62, Class SA, IF, IO, 3.60%, 2/16/2063 (k)	120,924	28,574

Series 2020-145, IO, 0.73%, 3/16/2063 (k)	36,501	2,367

Series 2021-101, IO, 0.69%, 4/16/2063 (k)	92,771	6,288

Series 2021-106, IO, 0.86%, 4/16/2063 (k)	181,136	14,305

Series 2021-151, IO, 0.93%, 4/16/2063 (k)	108,596	8,896

Series 2021-168, IO, 0.81%, 5/16/2063 (k)	148,833	11,035

Series 2021-22, IO, 0.98%, 5/16/2063 (k)	57,465	4,699

Series 2021-170, IO, 1.00%, 5/16/2063 (k)	15,856	1,411

Series 2021-10, IO, 1.00%, 5/16/2063 (k)	71,983	6,172

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	211

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2021-141, Class SA, IF, IO, 3.60%, 6/16/2063 (k)	45,925	8,097

Series 2021-133, IO, 0.88%, 7/16/2063 (k)	91,326	7,121

Series 2021-181, IO, 0.98%, 7/16/2063 (k)	223,873	18,848

Series 2021-61, IO, 1.15%, 8/16/2063 (k)	53,118	4,681

Series 2021-195, Class IX, IO, 1.20%, 8/16/2063 (k)	64,766	6,619

Series 2021-112, IO, 0.93%, 10/16/2063 (k)	20,543	1,673

Series 2021-148, IO, 1.07%, 10/16/2063 (k)	68,535	6,264

Series 2021-110, IO, 0.88%, 11/16/2063 (k)	2,949	237

Series 2021-180, IO, 0.91%, 11/16/2063 (k)	21,825	1,826

Series 2021-150, IO, 1.04%, 11/16/2063 (k)	29,628	2,707

Series 2021-185, IO, 1.11%, 11/16/2063 (k)	39,506	3,703

Series 2021-167, IO, 0.91%, 12/16/2063 (k)	68,552	5,761

Series 2022-7, Class SA, IF, IO, 3.60%, 2/16/2064 (k)	65,105	12,213

Series 2021-224, IO, 0.78%, 4/16/2064 (k)	83,847	6,676

GNMA, STRIPS

Series 3, Class 23, IO, 1.40%, 9/16/2045	33,852	3,058

GS Mortgage Securities Trust

Series 2012-GCJ9, Class D, 4.74%, 11/10/2045 ‡ (a) (k)	400	398

Series 2013-GC12, Class E, 3.25%, 6/10/2046 ‡ (a)	3,550	3,243

Series 2013-GC12, Class D, 4.45%, 6/10/2046 ‡ (a) (k)	4,880	4,763

Series 2015-GC28, Class D, 4.32%, 2/10/2048 ‡ (a) (k)	2,000	1,925

Series 2015-GC32, Class D, 3.35%, 7/10/2048 ‡	4,521	4,094

Series 2015-GC32, Class E, 4.42%, 7/10/2048 ‡ (a) (k)	4,000	3,136

Series 2015-GC34, Class D, 2.98%, 10/10/2048 ‡	12,874	11,107

Series 2016-GS3, Class C, 3.99%, 10/10/2049 ‡ (k)	3,250	3,224

Series 2017-GS5, Class D, 3.51%, 3/10/2050 ‡ (a) (k)	5,547	5,082

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2015-GC30, Class D, 3.38%, 5/10/2050 ‡	4,000	3,773

Series 2019-GC40, Class E, 3.00%, 7/10/2052 ‡ (a)	4,950	3,935

Series 2019-GC42, Class D, 2.80%, 9/1/2052 ‡ (a)	11,880	10,000

Series 2019-GSA1, Class XB, IO, 0.29%, 11/10/2052 (k)	39,035	903

Series 2020-GC45, Class XA, IO, 0.67%, 2/13/2053 (k)	74,709	3,183

Series 2020-GC45, Class D, 2.85%, 2/13/2053 ‡ (a) (k)	3,000	2,516

Series 2020-GC45, Class E, 2.85%, 2/13/2053 ‡ (a) (k)	7,000	5,476

Series 2020-GC47, Class XA, IO, 1.13%, 5/12/2053 (k)	80,797	6,299

Series 2020-GSA2, Class XA, IO, 1.73%, 12/12/2053 (a) (k)	187,123	21,713

Series 2020-GSA2, Class D, 2.25%, 12/12/2053 ‡ (a)	18,158	14,776

Series 2020-GSA2, Class E, 2.25%, 12/12/2053 ‡ (a)	4,000	3,021

Harvest Commercial Capital Loan Trust

Series 2019-1, Class A, 3.29%, 9/25/2046 (a) (k)	5,915	5,848

Jackson Park Trust

Series 2019-LIC, Class E, 3.24%, 10/14/2039 ‡ (a) (k)	3,725	3,126

Series 2019-LIC, Class F, 3.24%, 10/14/2039 ‡ (a) (k)	28,015	22,621

JPMBB Commercial Mortgage Securities Trust

Series 2013-C15, Class E, 3.50%, 11/15/2045 ‡ (a)	3,000	2,802

Series 2015-C31, Class B, 4.62%, 8/15/2048 ‡ (k)	2,000	2,072

Series 2015-C31, Class C, 4.62%, 8/15/2048 ‡ (k)	5,000	5,055

Series 2015-C33, Class D2, 4.11%, 12/15/2048 ‡ (a) (k)	1,000	895

Series 2016-C1, Class D1, 4.23%, 3/17/2049 ‡ (a) (k)	1,500	1,451

JPMCC Commercial Mortgage Securities Trust

Series 2017-JP5, Class XB, IO, 0.52%, 3/15/2050 (k)	31,917	834

Series 2017-JP5, Class D, 4.60%, 3/15/2050 ‡ (a) (k)	1,000	930

Series 2017-JP7, Class D, 4.39%, 9/15/2050 ‡ (a) (k)	367	341

SEE NOTES TO FINANCIAL STATEMENTS.

212	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

JPMCC Re-REMIC Trust

Series 2015-FRR2, Class BK39, PO, 8/27/2047 (a)	1,500	1,345

JPMDB Commercial Mortgage Securities Trust

Series 2017-C7, Class C, 4.16%, 10/15/2050 (k)	2,501	2,525

Series 2019-COR6, Class D, 2.50%, 11/13/2052 ‡ (a)	9,875	8,270

JPMorgan Chase Commercial Mortgage Securities Trust

Series 2013-C16, Class D, 5.01%, 12/15/2046 ‡ (a) (k)	2,750	2,747

Series 2015-JP1, Class E, 4.22%, 1/15/2049 ‡ (a) (k)	3,250	2,700

Series 2015-JP1, Class C, 4.72%, 1/15/2049 ‡ (k)	1,000	1,025

Series 2016-JP3, Class D, 3.43%, 8/15/2049 ‡ (a) (k)	8,122	6,802

KKR Industrial Portfolio Trust

Series 2021-KDIP, Class F, 2.24%, 12/15/2037 ‡ (a) (k)	3,938	3,819

LB Commercial Mortgage Trust

Series 2007-C3, Class AJ, 5.82%, 7/15/2044 (k)	3	3

LB-UBS Commercial Mortgage Trust

Series 2006-C6, Class AJ, 5.45%, 9/15/2039 (k)	88	37

MHC Commercial Mortgage Trust

Series 2021-MHC, Class G, 3.39%, 4/15/2038 ‡ (a) (k)	9,600	9,384

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2012-C5, Class E, 4.63%, 8/15/2045 ‡ (a) (k)	2,530	2,527

Series 2014-C14, Class D, 5.05%, 2/15/2047 ‡ (a) (k)	5,350	5,362

Series 2014-C15, Class D, 4.90%, 4/15/2047 ‡ (a) (k)	1,000	1,001

Series 2014-C16, Class B, 4.33%, 6/15/2047 ‡ (k)	11,000	10,926

Series 2014-C16, Class C, 4.77%, 6/15/2047 ‡ (k)	2,300	2,203

Series 2014-C17, Class C, 4.48%, 8/15/2047 ‡ (k)	4,000	4,016

Series 2014-C17, Class D, 4.73%, 8/15/2047 ‡ (a) (k)	9,393	8,744

Series 2014-C18, Class D, 3.39%, 10/15/2047 ‡ (a)	7,157	6,580

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2015-C27, Class E, 3.24%, 12/15/2047 ‡ (a) (k)	2,500	1,914

Series 2015-C27, Class F, 3.24%, 12/15/2047 ‡ (a) (k)	6,334	3,937

Series 2014-C19, Class D, 3.25%, 12/15/2047 ‡ (a)	2,000	1,873

Series 2014-C19, Class E, 3.25%, 12/15/2047 ‡ (a)	6,500	4,803

Series 2015-C20, Class D, 3.07%, 2/15/2048 ‡ (a)	5,086	4,739

Series 2015-C21, Class XA, IO, 0.86%, 3/15/2048 (k)	20,874	426

Series 2015-C21, Class B, 3.85%, 3/15/2048 ‡ (k)	4,000	3,919

Series 2015-C24, Class D, 3.26%, 5/15/2048 (a)	3,000	2,763

Series 2015-C26, Class D, 3.06%, 10/15/2048 ‡ (a)	4,000	3,670

Series 2016-C31, Class B, 3.88%, 11/15/2049 ‡ (k)	4,350	4,389

Series 2015-C23, Class D, 4.14%, 7/15/2050 ‡ (a) (k)	1,500	1,426

Morgan Stanley Capital I

Series 2017-HR2, Class C, 4.22%, 12/15/2050 ‡ (k)	1,200	1,221

Morgan Stanley Capital I Trust

Series 2018-MP, Class D, 4.28%, 7/11/2040 ‡ (a)(k)	1,000	933

Series 2015-UBS8, Class B, 4.31%, 12/15/2048 ‡ (k)	5,847	5,805

Series 2016-UB11, Class C, 3.69%, 8/15/2049 ‡ (k)	2,000	1,928

Series 2019-L3, Class D, 2.50%, 11/15/2052 (a)	4,500	3,760

Series 2020-L4, Class D, 2.50%, 2/15/2053 (a)	10,000	8,264

Series 2020-HR8, Class XA, IO, 1.84%, 7/15/2053 (k)	19,622	2,476

Series 2021-L5, Class XB, IO, 0.71%, 5/15/2054 (k)	60,000	3,675

Series 2021-L5, Class XA, IO, 1.30%, 5/15/2054 (k)	163,178	14,450

Series 2021-L5, Class D, 2.50%, 5/15/2054 ‡ (a)	1,818	1,472

Series 2021-L5, Class E, 2.50%, 5/15/2054 ‡ (a)	4,234	3,265

Series 2021-L5, Class C, 3.16%, 5/15/2054 ‡	6,000	5,644

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	213

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2021-L6, Class D, 2.50%, 6/15/2054 ‡ (a)(k)	13,685	11,039

Series 2021-L6, Class E, 2.50%, 6/15/2054 ‡ (a)(k)	5,500	4,195

Series 2021-L6, Class C, 3.46%, 6/15/2054 ‡ (k)	4,500	4,287

Series 2021-L7, Class E, 2.50%, 10/15/2054 ‡ (a)	8,091	6,161

MRCD MARK Mortgage Trust

Series 2019-PARK, Class G, 2.72%, 12/15/2036 ‡ (a)	13,337	12,226

Series 2019-PARK, Class J, 4.25%, 12/15/2036 ‡ (a)	20,000	18,482

Multi-Family Connecticut Avenue Securities Trust

Series 2019-01, Class M7, 1.89%, 10/15/2049 ‡ (a)(k)	2,127	2,081

Series 2019-01, Class M10, 3.44%, 10/15/2049 (a)(k)	31,463	30,095

Series 2020-01, Class M10, 3.94%, 3/25/2050 (a)(k)	30,000	29,008

NW Re-REMIC TRUST

Series 2021-FRR1, Class BK88, 2.68%, 12/18/2051 ‡ (a)	8,000	6,859

NYC Commercial Mortgage Trust

Series 2021-909, Class E, 3.21%, 4/10/2043 ‡ (a)(k)	5,000	3,963

PFP Ltd. (Cayman Islands)

Series 2019-5, Class D, 2.78%, 4/14/2036 ‡ (a)(k)	3,500	3,475

SBALR Commercial Mortgage Trust

Series 2020-RR1, Class XA, IO, 1.27%, 2/13/2053 (a)(k)	92,669	7,353

Series 2020-RR1, Class A2, 2.53%, 2/13/2053 (a)	4,000	3,972

Series 2020-RR1, Class B, 3.48%, 2/13/2053 ‡ (a)	11,440	11,256

Series 2020-RR1, Class C, 3.98%, 2/13/2053 ‡ (a)(k)	4,750	4,600

Series 2020-RR1, Class D, 4.06%, 2/13/2053 ‡ (a)(k)	9,750	8,959

Series RR Trust

Series 2015-1, Class B, PO, 4/26/2048 (a)	14,737	13,035

SG Commercial Mortgage Securities Trust

Series 2016-C5, Class B, 3.93%, 10/10/2048 ‡	2,000	1,977

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

SLG Office Trust

Series 2021-OVA, Class G, 2.85%, 7/15/2041 ‡ (a)	10,000	7,727

UBS Commercial Mortgage Trust

Series 2017-C1, Class C, 4.44%, 6/15/2050 ‡	5,330	4,989

Series 2017-C2, Class C, 4.30%, 8/15/2050 ‡ (k)	7,250	7,170

Series 2017-C5, Class C, 4.31%, 11/15/2050 ‡ (k)	1,000	985

Series 2018-C11, Class XB, IO, 0.27%, 6/15/2051 (k)	100,000	2,117

Series 2018-C11, Class B, 4.71%, 6/15/2051 ‡ (k)	5,000	5,183

UBS-Barclays Commercial Mortgage Trust

Series 2012-C3, Class D, 5.05%, 8/10/2049 ‡ (a)(k)	3,000	3,013

Velocity Commercial Capital Loan Trust

Series 2018-2, Class A, 4.05%, 10/26/2048 (a)(k)	2,122	2,150

Series 2018-2, Class M2, 4.51%, 10/26/2048 ‡ (a)(k)	178	178

Series 2018-2, Class M3, 4.72%, 10/26/2048 ‡ (a)(k)	328	326

Series 2019-1, Class A, 3.76%, 3/25/2049 (a)(k)	2,302	2,325

Series 2019-1, Class M1, 3.94%, 3/25/2049 ‡ (a)(k)	4,688	4,696

Series 2019-3, Class A, 3.03%, 10/25/2049 (a)(k)	4,622	4,609

Series 2021-1, Class A, 1.40%, 5/25/2051 (a)(k)	13,481	12,825

Series 2021-1, Class M1, 1.79%, 5/25/2051 ‡ (a)(k)	4,015	3,743

Series 2021-1, Class M2, 2.26%, 5/25/2051 ‡ (a)(k)	2,382	2,207

Series 2021-2, Class A, 1.52%, 8/25/2051 (a)(k)	5,727	5,442

Series 2021-4, Class A, 2.52%, 12/26/2051 (a)(k)	3,656	3,566

Washington State Housing Finance Commission

Series 2021-1, Class X, IO, 0.73%, 12/20/2035 (k)	93,994	5,425

Wells Fargo Commercial Mortgage Trust

Series 2014-LC18, Class D, 3.96%, 12/15/2047 ‡ (a)(k)	7,952	7,427

Series 2015-C26, Class D, 3.59%, 2/15/2048 ‡ (a)	3,000	2,824

SEE NOTES TO FINANCIAL STATEMENTS.

214	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2015-C27, Class C, 3.89%, 2/15/2048 ‡	3,500	3,357

Series 2015-NXS1, Class E, 2.88%, 5/15/2048 ‡ (a)(k)	9,230	7,854

Series 2015-C29, Class D, 4.22%, 6/15/2048 ‡ (k)	4,000	3,810

Series 2016-C35, Class D, 3.14%, 7/15/2048 ‡ (a)	3,000	2,439

Series 2016-C35, Class C, 4.18%, 7/15/2048 ‡ (k)	3,000	2,920

Series 2016-NXS6, Class B, 3.81%, 11/15/2049 ‡	450	450

Series 2017-RB1, Class D, 3.40%, 3/15/2050 ‡ (a)	1,500	1,337

Series 2017-C38, Class D, 3.00%, 7/15/2050 ‡ (a)	4,500	3,890

Series 2017-C42, Class D, 2.80%, 12/15/2050 ‡ (a)(k)	1,185	1,012

Series 2018-C44, Class XB, IO, 0.18%, 5/15/2051 (k)	70,000	781

Series 2018-C46, Class D, 3.00%, 8/15/2051 ‡ (a)	1,890	1,575

Series 2019-C49, Class C, 4.87%, 3/15/2052 ‡ (k)	2,000	2,083

Series 2019-C52, Class XA, IO, 1.59%, 8/15/2052 (k)	16,134	1,451

Series 2020-C55, Class D, 2.50%, 2/15/2053 ‡ (a)	4,500	3,709

Series 2020-C55, Class E, 2.50%, 2/15/2053 ‡ (a)	6,850	4,953

Series 2021-C59, Class D, 2.50%, 4/15/2054 ‡ (a)	2,500	2,051

Series 2021-C59, Class E, 2.50%, 4/15/2054 ‡ (a)	5,000	3,854

Series 2015-NXS3, Class D, 3.15%, 9/15/2057 ‡ (a)	2,000	1,867

Series 2015-NXS2, Class D, 4.29%, 7/15/2058 ‡ (k)	2,226	2,002

Series 2015-LC22, Class D, 4.56%, 9/15/2058 ‡ (k)	5,107	4,925

Series 2016-C32, Class D, 3.79%, 1/15/2059 ‡ (a)(k)	4,000	3,646

Wells Fargo Re-REMIC Trust Series 2013-FRR1, Class BK20, PO, 5/27/2045 (a)	8,000	7,934

WFRBS Commercial Mortgage Trust Series 2014-C22, Class D, 3.90%, 9/15/2057 ‡ (a)(k)	6,540	6,008

Total Commercial Mortgage-Backed Securities (Cost $3,779,636)		3,633,030

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — 18.8%

ABFC Trust Series 2002-OPT1, Class M1, 1.28%, 5/25/2032 ‡ (k)	144	145

ACC Trust

Series 2019-1, Class B, 4.47%, 10/20/2022 (a)	95	95

Series 2020-A, Class A, 6.00%, 3/20/2023 (a)	1,397	1,405

Series 2019-2, Class B, 3.63%, 8/21/2023 (a)	8,546	8,574

Series 2019-1, Class C, 6.41%, 2/20/2024 (a)	5,732	5,782

Series 2021-1, Class B, 1.43%, 7/22/2024 (a)	8,157	8,105

Series 2019-2, Class C, 5.24%, 10/21/2024 (a)	11,285	11,368

Series 2021-1, Class C, 2.08%, 12/20/2024 (a)	4,455	4,387

Series 2021-1, Class D, 5.25%, 3/22/2027 (a)	13,004	12,712

Series 2022-1, Class D, 6.65%, 10/20/2028 (a)	9,131	9,013

Accelerated Assets LLC

Series 2018-1, Class B, 4.51%, 12/2/2033 ‡ (a)	254	256

Series 2018-1, Class C, 6.65%, 12/2/2033 ‡ (a)	551	564

Accelerated LLC

Series 2021-1H, Class A, 1.35%, 10/20/2040 (a)	3,229	3,142

Series 2021-1H, Class B, 1.90%, 10/20/2040 ‡ (a)	3,971	3,826

Series 2021-1H, Class D, 3.58%, 10/20/2040 ‡ (a)	5,463	5,266

Affirm Asset Securitization Trust

Series 2021-A, Class B, 1.06%, 8/15/2025 ‡ (a)	900	898

Series 2021-A, Class C, 1.66%, 8/15/2025 ‡ (a)	630	627

Series 2021-A, Class D, 3.49%, 8/15/2025 ‡ (a)	750	750

Series 2022-X1, 2/15/2027 ‡ (a)	12	905

Air Canada Pass-Through Trust (Canada)

Series 2020-2, Class B, 9.00%, 10/1/2025 (a)	1,193	1,290

American Airlines Pass-Through Trust

Series 2021-1, Class B, 3.95%, 7/11/2030	6,780	6,468

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	215

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

American Credit Acceptance Receivables Trust

Series 2018-3, Class F, 6.44%, 6/12/2025 (a)	5,010	5,074

Series 2019-3, Class E, 3.80%, 9/12/2025 (a)	4,673	4,771

Series 2019-4, Class D, 2.97%, 12/12/2025 (a)	5,600	5,653

Series 2019-4, Class E, 3.85%, 12/12/2025 (a)	13,050	13,269

Series 2020-1, Class E, 3.32%, 3/13/2026 (a)	10,080	10,182

Series 2019-3, Class F, 5.42%, 5/12/2026 (a)	710	726

Series 2020-2, Class D, 5.65%, 5/13/2026 (a)	2,400	2,492

Series 2019-2, Class F, 5.81%, 6/12/2026 (a)	2,000	2,049

Series 2020-3, Class E, 3.88%, 8/13/2026 (a)	3,000	3,056

Series 2019-4, Class F, 5.37%, 9/14/2026 (a)	5,180	5,276

Series 2020-1, Class F, 4.75%, 11/13/2026 (a)	13,460	13,578

Series 2021-1, Class D, 1.14%, 3/15/2027 (a)	5,386	5,265

Series 2021-1, Class E, 2.29%, 3/15/2027 (a)	4,500	4,405

Series 2021-2, Class E, 2.54%, 7/13/2027 (a)	17,000	16,577

Series 2020-4, Class F, 5.22%, 8/13/2027 (a)	5,000	5,074

Series 2021-3, Class C, 0.98%, 11/15/2027 (a)	9,433	9,213

Series 2021-3, Class D, 1.34%, 11/15/2027 (a)	8,832	8,487

Series 2021-3, Class E, 2.56%, 11/15/2027 (a)	12,406	12,005

Series 2021-1, Class F, 4.01%, 11/15/2027 (a)	900	898

Series 2021-2, Class F, 3.73%, 1/13/2028 (a)	5,425	5,268

Series 2021-4, Class E, 3.12%, 2/14/2028 (a)	14,800	14,451

Series 2022-1, Class E, 3.64%, 3/13/2028 (a)	10,316	9,947

Series 2021-3, Class F, 3.64%, 5/15/2028 (a)	10,175	9,816

Series 2021-4, Class F, 4.21%, 7/13/2028 (a)	5,250	5,120

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2022-1, Class F, 4.87%, 11/13/2028 (a)	4,482	4,347

AMSR Trust

Series 2020-SFR1, Class H, 5.30%, 4/17/2037 (a)	9,960	9,750

Series 2020-SFR2, Class E2, 4.28%, 7/17/2037 (a)	10,005	10,053

Series 2020-SFR2, Class H, 5.25%, 7/17/2037 ‡ (a)	7,500	7,420

Series 2020-SFR4, Class E1, 2.21%, 11/17/2037 ‡ (a)	2,325	2,176

Series 2020-SFR5, Class F, 2.69%, 11/17/2037 ‡ (a)	18,177	17,032

Series 2020-SFR4, Class F, 2.86%, 11/17/2037 ‡ (a)	15,556	14,525

Series 2020-SFR5, Class G, 4.11%, 11/17/2037 ‡ (a)	7,300	7,132

Series 2019-SFR1, Class F, 3.87%, 1/19/2039 ‡ (a)	5,310	5,082

Series 2019-SFR1, Class G, 4.86%, 1/19/2039 ‡ (a)	2,125	2,088

Series 2019-SFR1, Class H, 6.04%, 1/19/2039 ‡ (a)	2,125	2,129

Series 2022-SFR1, 3.94%, 3/17/2039 (a)	9,913	10,004

Series 2022-SFR1, 6.02%, 3/17/2039 (a)	9,913	10,000

Applebee’s Funding LLC

Series 2019-1A, Class A2I, 4.19%, 6/5/2049 (a)	4,697	4,684

Series 2019-1A, Class A2II, 4.72%, 6/5/2049 (a)	8,005	8,041

Aqua Finance Trust

Series 2019-A, Class C, 4.01%, 7/16/2040 ‡ (a)	7,400	7,446

Series 2020-AA, Class C, 3.97%, 7/17/2046 ‡ (a)	4,250	4,300

Arivo Acceptance Auto Loan Receivables Trust

Series 2019-1, Class B, 3.37%, 6/15/2025 (a)	4,500	4,525

Series 2019-1, Class C, 4.35%, 6/15/2026 (a)	1,500	1,509

Avis Budget Rental Car Funding AESOP LLC

Series 2018-1A, Class C, 4.73%, 9/20/2024 (a)	560	572

Series 2019-2A, Class C, 4.24%, 9/22/2025 (a)	3,000	3,084

Series 2019-3A, Class B, 2.65%, 3/20/2026 (a)	3,000	3,010

SEE NOTES TO FINANCIAL STATEMENTS.

216	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2020-1A, Class D, 3.34%, 8/20/2026 (a)	8,000	7,707

Ballyrock CLO Ltd. (Cayman Islands)

Series 2020-2A, Class DR, 6.40%, 10/20/2031 ‡ (a)(k)	2,250	2,194

British Airways Pass-Through Trust (United Kingdom)

Series 2020-1, Class B, 8.38%, 11/15/2028 (a)	1,080	1,217

BSPRT Issuer Ltd. (Cayman Islands)

Series 2021-FL7, Class A, 1.51%, 12/15/2038 (a)(k)	27,696	27,541

Series 2021-FL7, Class D, 2.94%, 12/15/2038 ‡ (a)(k)	8,700	8,591

Series 2021-FL7, Class E, 3.59%, 12/15/2038 ‡ (a)(k)	225	223

Business Jet Securities LLC

Series 2019-1, Class A, 4.21%, 7/15/2034 (a)	5,719	5,708

Series 2019-1, Class C, 6.95%, 7/15/2034 ‡ (a)	2,836	2,834

Series 2020-1A, Class A, 2.98%, 11/15/2035 (a)	5,347	5,329

Series 2020-1A, Class B, 3.97%, 11/15/2035 ‡ (a)	4,262	4,234

Series 2020-1A, Class C, 7.14%, 11/15/2035 ‡ (a)	5,751	5,776

Series 2021-1A, Class A, 2.16%, 4/15/2036 (a)	17,749	17,101

Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (a)	3,287	3,151

Series 2021-1A, Class C, 5.07%, 4/15/2036 ‡ (a)	3,163	3,078

BXG Receivables Note Trust Series 2018-A, Class C, 4.44%, 2/2/2034 ‡ (a)	1,317	1,337

Camillo Issuer LLC Series 2017-SFR1, Class A, 5.50%, 6/5/2027 ‡ (a)	938	965

Cars Net Lease Mortgage Notes Series 2020-1A, Class A3, 3.10%, 12/15/2050 (a)	2,784	2,730

CARS-DB4 LP

Series 2020-1A, Class A4, 3.19%, 2/15/2050 (a)	3,488	3,475

Series 2020-1A, Class A5, 3.48%, 2/15/2050 (a)	2,989	2,980

Series 2020-1A, Class B1, 4.17%, 2/15/2050 ‡ (a)	3,500	3,525

Series 2020-1A, Class B2, 4.52%, 2/15/2050 ‡ (a)	4,290	4,312

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-1A, Class B3, 4.95%, 2/15/2050 ‡ (a)	4,510	4,513

CARS-DB5 LP Series 2021-1A, Class A2, 2.28%, 8/15/2051 (a)	6,147	5,799

Carvana Auto Receivables Trust

Series 2019-1A, Class D, 3.88%, 10/15/2024 (a)	2,000	2,021

Series 2019-1A, Class E, 5.64%, 1/15/2026 (a)	500	518

Series 2019-2A, Class E, 5.01%, 4/15/2026 (a)	3,000	3,092

Series 2019-3A, Class E, 4.60%, 7/15/2026 (a)	9,700	9,872

Series 2019-4A, Class E, 4.70%, 10/15/2026 (a)	6,990	7,098

Cascade MH Asset Trust Series 2019-MH1, Class A, 4.00%, 11/25/2044 (a) (k)	6,754	6,885

Centex Home Equity Loan Trust Series 2004-A, Class AF4, 5.01%, 8/25/2032 ‡ (h)	147	146

CF Hippolyta LLC Series 2020-1, Class B1, 2.28%, 7/15/2060 ‡ (a)	4,096	3,974

Cfine LLC

Series 2022-RTL1, Class AA, 3.25%, 2/16/2026 (a)	12,000	12,000

Series 2022-RTL1, Class AB, 5.00%, 2/16/2026 (a)	12,000	12,000

CIG Auto Receivables Trust Series 2019-1A, Class D, 4.85%, 5/15/2026 (a)	1,660	1,672

Conn’s Receivables Funding LLC

Series 2020-A, Class C, 4.20%, 6/16/2025 ‡ (a)	1,689	1,693

Series 2021-A, Class A, 1.05%, 5/15/2026 (a)	4,886	4,878

Series 2021-A, Class B, 2.87%, 5/15/2026 ‡ (a)	1,980	1,964

Series 2021-A, Class C, 4.59%, 5/15/2026 ‡ (a)	1,800	1,780

Consumer Loan Underlying Bond Credit Trust

Series 2018-P2, Class C, 5.21%, 10/15/2025 ‡ (a)	562	566

Series 2019-P2, Class C, 4.41%, 10/15/2026 ‡ (a)	3,140	3,162

Series 2020-P1, Class C, 4.61%, 3/15/2028 ‡ (a)	7,000	7,065

CoreVest American Finance Trust

Series 2019-1, Class E, 5.49%, 3/15/2052 ‡ (a)	1,493	1,558

Series 2019-2, Class E, 5.31%, 6/15/2052 ‡ (a) (k)	5,576	5,577

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	217

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2019-3, Class XB, IO, 1.40%, 10/15/2052 (a) (k)	53,875	4,229

Series 2019-3, Class XA, IO, 2.04%, 10/15/2052 (a) (k)	34,811	1,975

Series 2019-3, Class D, 3.76%, 10/15/2052 ‡ (a)	8,689	8,360

Series 2019-3, Class E, 4.75%, 10/15/2052 ‡ (a) (k)	5,810	5,636

CPS Auto Receivables Trust

Series 2021-A, Class E, 2.53%, 3/15/2028 (a)	3,100	3,013

Series 2021-B, Class E, 3.41%, 6/15/2028 (a)	6,750	6,581

Credit Acceptance Auto Loan Trust Series 2020-1A, Class B, 2.39%, 4/16/2029 (a)	4,550	4,560

CWABS, Inc. Asset-Backed Certificates Trust Series 2004-4, Class M1, 0.91%, 7/25/2034 ‡ (k)	837	829

DataBank Issuer Series 2021-1A, Class C, 4.43%, 2/27/2051 ‡ (a)	3,800	3,578

Diamond Resorts Owner Trust

Series 2018-1, Class D, 5.90%, 1/21/2031 ‡ (a)	423	423

Series 2019-1A, Class D, 5.25%, 2/20/2032 ‡ (a)	1,468	1,478

Diversified Abs Phase III LLC 4.88%, 4/28/2039 ‡	32,800	32,800

Drive Auto Receivables Trust

Series 2018-3, Class D, 4.30%, 9/16/2024	522	527

Series 2020-1, Class D, 2.70%, 5/17/2027	2,000	2,023

Driven Brands Funding LLC

Series 2019-1A, Class A2, 4.64%, 4/20/2049 (a)	1,940	2,001

Series 2019-2A, Class A2, 3.98%, 10/20/2049 (a)	3,881	3,913

Series 2020-1A, Class A2, 3.79%, 7/20/2050 (a)	493	491

DT Auto Owner Trust

Series 2019-1A, Class D, 3.87%, 11/15/2024 (a)	946	957

Series 2019-3A, Class D, 2.96%, 4/15/2025 (a)	2,300	2,324

Series 2020-1A, Class D, 2.55%, 11/17/2025 (a)	5,260	5,272

Series 2018-3A, Class E, 5.33%, 11/17/2025 (a)	1,340	1,368

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-1A, Class E, 4.94%, 2/17/2026 (a)	4,520	4,643

Series 2020-2A, Class D, 4.73%, 3/16/2026 (a)	3,770	3,926

Series 2019-2A, Class E, 4.46%, 5/15/2026 (a)	2,300	2,346

Series 2019-3A, Class E, 3.85%, 8/17/2026 (a)	10,500	10,680

Series 2019-4A, Class E, 3.93%, 10/15/2026 (a)	13,080	13,245

Series 2021-1A, Class D, 1.16%, 11/16/2026 (a)	2,633	2,557

Series 2021-2A, Class D, 1.50%, 2/16/2027 (a)	2,022	1,967

Series 2020-1A, Class E, 3.48%, 2/16/2027 (a)	10,750	10,842

Series 2020-2A, Class E, 7.17%, 6/15/2027 (a)	6,880	7,379

Series 2020-3A, Class E, 3.62%, 10/15/2027 (a)	5,300	5,335

Series 2021-1A, Class E, 2.38%, 1/18/2028 (a)	2,000	1,938

Series 2021-2A, Class E, 2.97%, 7/17/2028 (a)	6,500	6,238

Series 2021-3A, Class E, 2.65%, 9/15/2028 (a)	3,405	3,266

Series 2022-1A, Class E, 5.53%, 3/15/2029 (a)	3,100	3,109

E3 (Cayman Islands) Series 2019-1, Class C, 5.00%, 9/20/2055 ‡ (a)	555	553

Elara HGV Timeshare Issuer LLC

Series 2019-A, Class C, 3.45%, 1/25/2034 ‡ (a)	1,296	1,271

Series 2021-A, Class D, 3.32%, 8/27/2035 ‡ (a)	3,748	3,649

Exeter Automobile Receivables Trust

Series 2017-3A, Class C, 3.68%, 7/17/2023 (a)	129	130

Series 2018-3A, Class D, 4.35%, 6/17/2024 (a)	903	913

Series 2018-2A, Class E, 5.33%, 5/15/2025 (a)	2,900	2,975

Series 2018-3A, Class F, 6.55%, 8/25/2025 (a)	5,130	5,279

Series 2020-2A, Class D, 4.73%, 4/15/2026 (a)	10,000	10,350

Series 2019-4A, Class E, 3.56%, 10/15/2026 (a)	36,335	36,652

SEE NOTES TO FINANCIAL STATEMENTS.

218	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2020-1A, Class E, 3.74%, 1/15/2027 (a)	35,090	35,155

Series 2020-2A, Class E, 7.19%, 9/15/2027 (a)	10,510	11,368

Series 2021-4A, Class E, 4.02%, 1/17/2028 (a)	7,600	7,495

Series 2021-1A, Class E, 2.21%, 2/15/2028 (a)	33,320	32,200

Series 2021-2A, Class E, 2.90%, 7/17/2028 (a)	11,717	11,391

FirstKey Homes Trust

Series 2020-SFR1, Class F2, 4.28%, 8/17/2037 ‡ (a)	9,000	8,815

Series 2021-SFR1, Class F1, 3.24%, 8/17/2038 (a)	7,333	6,764

Flagship Credit Auto Trust

Series 2017-4, Class D, 3.58%, 1/15/2024 (a)	159	160

Series 2017-2, Class E, 5.55%, 7/15/2024 (a)	530	531

Series 2019-1, Class D, 4.08%, 2/18/2025 (a)	3,833	3,914

Series 2020-1, Class D, 2.48%, 3/16/2026 (a)	4,000	3,998

Series 2019-2, Class E, 4.52%, 12/15/2026 (a)	4,500	4,582

Series 2021-3, Class E, 3.32%, 12/15/2028 (a)	6,401	6,162

Foundation Finance Trust

Series 2019-1A, Class B, 4.22%, 11/15/2034 (a)	855	882

Series 2019-1A, Class C, 5.66%, 11/15/2034 ‡ (a)	3,055	3,232

FREED ABS Trust

Series 2019-1, Class C, 5.39%, 6/18/2026 ‡ (a)	10,928	10,969

Series 2019-2, Class C, 4.86%, 11/18/2026 ‡ (a)	7,000	7,059

Series 2020-FP1, Class B, 3.06%, 3/18/2027 ‡ (a)	3,482	3,489

Series 2020-FP1, Class C, 4.37%, 3/18/2027 ‡ (a)	12,250	12,292

Series 2020-2CP, Class B, 5.50%, 6/18/2027 ‡ (a)	916	922

Series 2020-3FP, Class B, 4.18%, 9/20/2027 ‡ (a)	347	348

Series 2021-1CP, Class B, 1.41%, 3/20/2028 ‡ (a)	3,250	3,223

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-1CP, Class C, 2.83%, 3/20/2028 ‡ (a)	1,400	1,387

Series 2021-2, Class C, 1.94%, 6/19/2028 ‡ (a)	2,796	2,758

Series 2021-3FP, Class D, 2.37%, 11/20/2028 ‡ (a)	9,524	9,210

Genesis Sales Finance Master Trust Series 2020-AA, Class C, 2.99%, 9/22/2025 (a)	1,000	998

GLS Auto Receivables Issuer Trust

Series 2020-1A, Class C, 2.72%, 11/17/2025 (a)	5,000	5,032

Series 2019-1A, Class D, 4.94%, 12/15/2025 (a)	4,505	4,644

Series 2019-2A, Class D, 4.52%, 2/17/2026 (a)	7,950	8,080

Series 2019-3A, Class D, 3.84%, 5/15/2026 (a)	700	705

Series 2019-4A, Class D, 4.09%, 8/17/2026 (a)	8,950	9,079

Series 2020-4A, Class D, 1.64%, 10/15/2026 (a)	3,000	2,957

Series 2020-1A, Class D, 3.68%, 11/16/2026 (a)	15,750	15,866

Series 2020-3A, Class E, 4.31%, 7/15/2027 (a)	3,830	3,912

Series 2020-4A, Class E, 3.51%, 10/15/2027 (a)	11,700	11,667

GLS Auto Receivables Trust

Series 2018-3A, Class D, 5.34%, 8/15/2025 (a)	680	704

Series 2021-2A, Class C, 1.08%, 6/15/2026 (a)	2,187	2,133

Series 2021-2A, Class E, 2.87%, 5/15/2028 (a)	1,130	1,087

Golden Bear LLC Series 2016-R, Class R, 5.65%, 9/20/2047 ‡ (a)	219	219

HERO Funding II (Cayman Islands)

Series 2016-3B, Class B, 5.24%, 9/20/2042 ‡ (a)	95	95

Series 2016-4B, Class B, 4.99%, 9/20/2047 (a)	193	192

Hertz Vehicle Financing III LP

Series 2021-2A, Class B, 2.12%, 12/27/2027 (a)	2,695	2,608

Series 2021-2A, Class D, 4.34%, 12/27/2027 (a)	12,000	11,367

HIN Timeshare Trust

Series 2020-A, Class B, 2.23%, 10/9/2039 ‡ (a)	2,353	2,318

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	219

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2020-A, Class D, 5.50%, 10/9/2039 ‡ (a)	2,047	2,078

Home Partners of America Trust Series 2021-3, Class F, 4.24%, 1/17/2041 ‡ (a)	15,652	14,906

Lakeview CDO LLC 2.85%, 11/10/2032 ‡ (k)	5,710	5,688

Lending Point Asset Securitization Trust Series 2020-1, Class C, 4.14%, 2/10/2026 ‡ (a)	962	964

LendingClub Loan Certificate Issuer Trust

Series 2021-NP1, Class CERT, 12/15/2036 ‡ (a)	900	22,785

Series 2022-NP1, Class CERT, 3/16/2037 ‡ (a)	855	24,180

Series 2022-P1, Class CERT, 3/16/2037 ‡ (a)	860	21,756

Lendingpoint Asset Securitization Trust

Series 2021-A, Class C, 2.75%, 12/15/2028 ‡ (a)	8,511	8,318

Series 2021-A, Class D, 5.73%, 12/15/2028 ‡ (a)	11,540	11,245

Series 2021-B, Class B, 1.68%, 2/15/2029 ‡ (a)	12,450	12,169

Series 2021-B, Class C, 3.21%, 2/15/2029 ‡ (a)	27,348	26,600

Series 2021-B, Class D, 6.12%, 2/15/2029 ‡ (a)	2,000	1,944

Series 2022-A, Class D, 4.54%, 6/15/2029 (a)	19,000	18,835

LendingPoint Asset Securitization Trust

Series 2021-1, Class C, 4.94%, 4/15/2027 ‡ (a)	10,628	10,623

Series 2020-REV1, Class D, 10.00%, 10/15/2028 ‡ (a)	6,500	6,611

Lendmark Funding Trust

Series 2019-1A, Class D, 5.34%, 12/20/2027 ‡ (a)	6,000	6,055

Series 2019-2A, Class C, 3.72%, 4/20/2028 ‡ (a)	3,040	3,065

Series 2019-2A, Class D, 5.24%, 4/20/2028 ‡ (a)	16,710	16,963

Series 2021-1A, Class A, 1.90%, 11/20/2031 (a)	3,729	3,563

Series 2021-1A, Class B, 2.47%, 11/20/2031 ‡ (a)	1,326	1,284

Series 2021-1A, Class C, 3.41%, 11/20/2031 ‡ (a)	1,312	1,283

Series 2021-1A, Class D, 5.05%, 11/20/2031 ‡ (a)	6,750	6,679

Series 2021-2A, Class D, 4.46%, 4/20/2032 ‡ (a)	15,000	14,319

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

LFT CRE Ltd. (Cayman Islands)

Series 2021-FL1, Class D, 2.64%, 6/15/2039 ‡ (a) (k)	22,600	22,208

Series 2021-FL1, Class E, 3.14%, 6/15/2039 ‡ (a) (k)	10,000	9,858

LL ABS Trust

Series 2019-1A, Class C, 5.07%, 3/15/2027 ‡ (a)	11,117	11,184

Series 2020-1A, Class A, 2.33%, 1/17/2028 (a)	856	858

Series 2020-1A, Class C, 6.54%, 1/17/2028 ‡ (a)	5,410	5,603

Series 2021-1A, Class A, 1.07%, 5/15/2029 (a)	7,800	7,697

Series 2021-1A, Class B, 2.17%, 5/15/2029 ‡ (a)	2,269	2,196

Series 2021-1A, Class C, 3.54%, 5/15/2029 ‡ (a)	5,120	4,953

LP LMS Asset Securitization Trust

8.35%, 10/15/2028	10,463	10,871

Series 2021-2A, Class C, 3.85%, 1/15/2029 ‡ (a)	8,895	8,656

Magnetite Ltd. (Cayman Islands) Series 2020-27A, Class ER, 6.25%, 10/20/2034 ‡ (a) (k)	7,000	6,813

Mariner Finance Issuance Trust

Series 2019-AA, Class D, 5.44%, 7/20/2032 ‡ (a)	5,120	5,120

Series 2021-BA, Class E, 4.68%, 11/20/2036 ‡ (a)	5,030	4,806

Marlette Funding Trust Series 2017-3A, Class D, 5.03%, 12/15/2024 ‡ (a)	659	660

ME Funding LLC Series 2019-1, Class A2, 6.45%, 7/30/2049 (a)	27,487	28,417

New Economy Assets Phase 1 Sponsor LLC Series 2021-1, Class B1, 2.41%, 10/20/2061 ‡ (a)	2,550	2,484

New Residential Mortgage LLC Series 2020-FNT1, Class A, 5.44%, 6/25/2025 (a)	16,434	16,361

NRZ Excess Spread-Collateralized Notes

Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (a)	8,261	8,193

Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (a)	6,428	6,226

Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (a)	14,410	13,878

Series 2021-FHT1, Class A, 3.10%, 7/25/2026 (a)	35,069	33,881

Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (a)	19,161	18,972

SEE NOTES TO FINANCIAL STATEMENTS.

220	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

NRZ FHT Excess LLC Series 2020-FHT1, Class A, 4.21%, 11/25/2025 (a)	5,860	5,824

Ocean Beach Spc (Cayman Islands) Series 2020-1I, Class A, 4.00%, 9/26/2022	895	896

Octane Receivables Trust

Series 2019-1A, Class A, 3.16%, 9/20/2023 (a)	585	587

Series 2019-1A, Class B, 3.77%, 7/22/2024 ‡ (a)	12,591	12,734

OnDeck Asset Securitization Trust III LLC

Series 2021-1A, Class A, 1.59%, 5/17/2027 (a)	2,685	2,609

Series 2021-1A, Class C, 2.97%, 5/17/2027 ‡ (a)	2,500	2,437

Series 2021-1A, Class D, 4.94%, 5/17/2027 ‡ (a)	2,027	1,986

OneMain Direct Auto Receivables Trust

Series 2018-1A, Class D, 4.40%, 1/14/2028 (a)	580	581

Series 2019-1A, Class D, 4.68%, 4/14/2031 (a)	4,500	4,737

OneMain Financial Issuance Trust

Series 2019-1A, Class B, 3.79%, 2/14/2031 ‡ (a)	745	746

Series 2018-2A, Class D, 4.29%, 3/14/2033 (a)	1,500	1,531

Series 2020-2A, Class A, 1.75%, 9/14/2035 (a)	6,822	6,611

Series 2020-2A, Class B, 2.21%, 9/14/2035 ‡ (a)	4,000	3,899

Oportun Issuance Trust

Series 2021-B, Class C, 3.65%, 5/8/2031 ‡ (a)	1,077	1,071

Series 2021-B, Class D, 5.41%, 5/8/2031 ‡ (a)	1,760	1,732

Series 2021-C, Class A, 2.18%, 10/8/2031 (a)	8,663	8,464

Orange Lake Timeshare Trust

Series 2018-A, Class C, 3.74%, 11/8/2030 ‡ (a)	1,446	1,455

Series 2019-A, Class D, 4.93%, 4/9/2038 ‡ (a)	1,979	1,982

P2 Master Trust Series 2021 A1, 3.00%, 12/20/2031 ‡ (a)	25,000	25,000

Pagaya AI Debt Selection Trust

Series 2020-3, Class C, 6.43%, 5/17/2027 ‡ (a)	3,396	3,465

Series 2021-3, Class B, 1.74%, 5/15/2029 (a)	11,340	10,904

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-3, Class C, 3.27%, 5/15/2029 ‡ (a)	17,500	16,984

Palmer Square Loan Funding Ltd. (Cayman Islands)

Series 2021-4A, Class C, 2.72%, 10/15/2029 ‡ (a) (k)	8,877	8,842

Series 2021-4A, Class D, 5.12%, 10/15/2029 ‡ (a) (k)	12,000	11,596

Planet Fitness Master Issuer LLC

Series 2018-1A, Class A2II, 4.67%, 9/5/2048 (a)	1,388	1,409

Series 2022-1A, Class A2I, 3.25%, 12/5/2051 (a)	4,192	4,133

PNMAC FMSR Issuer Trust Series 2018-FT1, Class A, 2.46%, 4/25/2023 (a) (k)	4,626	4,592

PNMAC GMSR Issuer Trust

Series 2018-GT1, Class A, 3.04%, 2/25/2023 (a) (k)	4,655	4,658

Series 2018-GT2, Class A, 2.84%, 8/25/2025 (a) (k)	4,320	4,323

Popular ABS Mortgage Pass-Through Trust Series 2005-3, Class M1, 3.64%, 7/25/2035 ‡ (h)	175	172

Prestige Auto Receivables Trust Series 2017-1A, Class E, 4.89%, 5/15/2024 (a)	1,160	1,161

PRET LLC

Series 2021-NPL3, Class A2, 3.72%, 7/25/2051 (a) (h)	3,333	3,216

Series 2021-NPL6, Class A2, 5.07%, 7/25/2051 ‡ (a) (h)	5,000	4,924

Pretium Mortgage Credit Partners I LLC Series 2021-NPL1, Class A2, 4.21%, 9/27/2060 (a) (h)	14,000	13,740

Progress Residential Series 2021-SFR1, Class G, 3.86%, 4/17/2038 ‡ (a)	7,000	6,294

Progress Residential Trust

Series 2020-SFR3, Class F, 2.80%, 10/17/2027 ‡ (a)	5,000	4,654

Series 2020-SFR3, Class G, 4.11%, 10/17/2027 (a)	3,000	2,822

Series 2022-SFR1, Class F, 4.88%, 2/17/2029 (a)	10,211	9,765

Series 2019-SFR2, Class E, 4.14%, 5/17/2036 ‡ (a)	4,000	3,956

Series 2019-SFR3, Class E, 3.37%, 9/17/2036 ‡ (a)	6,100	5,947

Series 2021-SFR11, Class F, 4.42%, 1/17/2039 ‡ (a)	8,000	7,507

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	221

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2021-SFR9, Class F, 4.05%, 11/17/2040 ‡ (a)	15,000	13,867

Prosper Marketplace Issuance Trust Series 2019-2A, Class C, 5.05%, 9/15/2025 ‡ (a)	3,827	3,832

PRPM LLC Series 2020-4, Class A2, 3.44%, 10/25/2025 ‡ (a) (h)	7,000	6,921

RAMP Trust Series 2002-RS2, Class AI5, 6.03%, 3/25/2032 ‡ (k)	62	61

ReadyCap Lending Small Business Loan Trust Series 2019-2, Class A, 2.75%, 12/27/2044 (a) (k)	9,754	9,689

Regional Management Issuance Trust

Series 2020-1, Class A, 2.34%, 10/15/2030 (a)	6,000	5,943

Series 2020-1, Class D, 6.77%, 10/15/2030 ‡ (a)	2,410	2,455

Series 2021-1, Class A, 1.68%, 3/17/2031 (a)	5,728	5,560

Series 2021-1, Class B, 2.42%, 3/17/2031 ‡ (a)	895	866

Series 2021-1, Class C, 3.04%, 3/17/2031 ‡ (a)	2,500	2,434

Series 2021-1, Class D, 5.07%, 3/17/2031 ‡ (a)	2,600	2,564

Renaissance Home Equity Loan Trust

Series 2003-4, Class M2F, 6.24%, 3/25/2034 ‡ (h)	118	123

Series 2005-2, Class M1, 5.05%, 8/25/2035 ‡ (h)	474	481

Renew (Cayman Islands) Series 2017-1A, Class B, 5.75%, 9/20/2052 ‡ (a)	151	151

Republic Finance Issuance Trust

Series 2020-A, Class A, 2.47%, 11/20/2030 (a)	2,857	2,852

Series 2021-A, Class D, 5.23%, 12/22/2031 ‡ (a)	930	909

Santander Drive Auto Receivables Trust

Series 2018-2, Class E, 5.02%, 9/15/2025	5,584	5,621

Series 2021-2, Class D, 1.35%, 7/15/2027	5,360	5,279

Santander Prime Auto Issuance Notes Trust

Series 2018-A, Class E, 5.04%, 9/15/2025 (a)	415	420

Series 2018-A, Class F, 6.80%, 9/15/2025 (a)	844	848

Santander Revolving Auto Loan Trust

Series 2019-A, Class C, 3.00%, 1/26/2032 (a)	880	889

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-A, Class D, 3.45%, 1/26/2032 (a)	8,085	8,211

SCF Equipment Leasing LLC

Series 2022-1A, Class E, 5.26%, 7/20/2032 (a)	2,354	2,313

Series 2022-1A, Class F, 6.00%, 7/20/2032 (a)	5,360	5,110

Series 2021-1A, Class E, 3.56%, 8/20/2032 ‡ (a)	3,300	3,258

Series 2021-1A, Class F, 5.52%, 8/20/2032 ‡ (a)	20,757	20,474

Service Experts Issuer LLC Series 2021-1A, Class A, 2.67%, 2/2/2032 (a)	833	815

Sierra Timeshare Receivables Funding LLC

Series 2019-1A, Class D, 4.75%, 1/20/2036 ‡ (a)	371	372

Series 2019-2A, Class D, 4.54%, 5/20/2036 ‡ (a)	1,020	1,017

Series 2019-3A, Class D, 4.18%, 8/20/2036 ‡ (a)	2,351	2,345

Series 2020-2A, Class D, 6.59%, 7/20/2037 ‡ (a)	5,775	5,921

Series 2021-2A, Class D, 3.23%, 9/20/2038 ‡ (a)	3,383	3,293

Small Business Lending Trust Series 2020-A, Class C, 5.01%, 12/15/2026 ‡ (a)	3,250	3,236

SoFi Consumer Loan Program Trust Series 2018-1, Class C, 3.97%, 2/25/2027 ‡ (a)	450	451

Sonic Capital LLC Series 2021-1A, Class A2II, 2.64%, 8/20/2051 (a)	5,394	5,026

Stanwich Mortgage Loan Co. LLC Series 2021-NPB1, Class A2, 4.38%, 10/16/2026 (a) (h)	7,500	7,296

Stratus CLO Ltd. (Cayman Islands) Series 2021-3A, Class E, 5.97%, 12/29/2029 ‡ (a) (k)	1,940	1,906

Structured Asset Investment Loan Trust Series 2004-8, Class M3, 1.16%, 9/25/2034 ‡ (k)	86	86

Tesla Auto Lease Trust

Series 2019-A, Class D, 3.37%, 1/20/2023 (a)	2,700	2,720

Series 2020-A, Class E, 4.64%, 8/20/2024 (a)	4,493	4,579

Series 2021-A, Class E, 2.64%, 3/20/2025 (a)	11,000	10,832

Towd Point Mortgage Trust Series 2017-FRE2, Class M6, 4.00%, 11/25/2047 ‡ (a) (h)	3,606	3,548

SEE NOTES TO FINANCIAL STATEMENTS.

222	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Tricolor Auto Securitization Trust

Series 2021-1A, Class E, 3.23%, 9/15/2026 (a)	500	490

Series 2020-1A, Class B, 8.25%, 11/15/2026 (a)	6,349	6,395

Series 2021-1A, Class F, 5.08%, 5/15/2028 (a)	500	487

Tricon JV2 Series 2021-1 PC, 3.00%, 12/15/2023 ‡ (a)	12,090	12,090

United Airlines Pass-Through Trust

Series 2016-2, Class B, 3.65%, 10/7/2025	4,885	4,772

Series 2016-1, Class B, 3.65%, 1/7/2026	3,760	3,706

Upstart Pass-Through Trust

Series 2021-ST4, Class CERT, 7/20/2027 ‡ (a)	1,875	1,961

Series 2021-ST6, Class CERT, 8/20/2027 ‡ (a)	2,900	3,290

Series 2021-ST6, Class A, 1.85%, 8/20/2027 (a)	4,772	4,680

Series 2021-PT1, Class A, 18.82%, 9/20/2027 (a) (k)	7,610	7,505

Series 2021-ST7, Class CERT, 9/20/2029 ‡ (a)	3,500	4,060

Series 2021-ST7, Class A, 1.85%, 9/20/2029 (a)	5,583	5,474

Series 2021-ST8, Class CERT, 10/20/2029 ‡ (a)	2,670	3,297

Series 2021-ST8, Class A, 1.75%, 10/20/2029 (a)	3,075	3,014

Series 2021-ST9, Class CERT, 11/20/2029 ‡ (a)	2,830	3,663

Series 2021-PT2, Class A, HB, 20.95%, 11/20/2029 (a) (k)	11,113	11,023

Series 2021-PT3, Class A, HB, 21.56%, 12/20/2029 (a) (k)	11,380	11,344

Series 2021-ST10, Class A, 2.25%, 1/20/2030 (a)	12,935	12,724

Series 2021-PT4, Class A, HB, 20.47%, 1/20/2030 (a) (k)	4,096	4,068

Series 2022-PT2, Class A, 18.12%, 2/20/2030 (a) (k)	10,345	10,345

Series 2022-PT1, Class A, HB, 20.74%, 2/20/2030 (a) (k)	11,737	11,914

Series 2022-ST1, Class A, 2.60%, 3/20/2030 (a)	5,720	5,674

Upstart Securitization Trust

Series 2020-1, Class C, 4.90%, 4/22/2030 ‡ (a)	6,100	6,193

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-3, Class C, 6.25%, 11/20/2030 ‡ (a)	1,000	1,039

Series 2021-1, Class C, 4.06%, 3/20/2031 ‡ (a)	2,500	2,474

Series 2021-2, Class C, 3.61%, 6/20/2031 ‡ (a)	16,291	15,933

Series 2021-3, Class C, 3.28%, 7/20/2031 ‡ (a)	6,518	6,280

Series 2021-4, Class C, 3.19%, 9/20/2031 ‡ (a)	6,604	6,328

Series 2021-5, Class A, 1.31%, 11/20/2031 (a)	10,937	10,809

Series 2021-5, Class C, 4.15%, 11/20/2031 ‡ (a)	12,636	12,374

US Auto Funding

Series 2021-1A, Class A, 0.79%, 7/15/2024 (a)	4,756	4,732

Series 2021-1A, Class B, 1.49%, 3/17/2025 (a)	3,407	3,343

Series 2021-1A, Class C, 2.20%, 5/15/2026 (a)	8,054	7,815

Series 2021-1A, Class D, 4.36%, 3/15/2027 (a)	10,392	10,188

US Auto Funding LLC Series 2019-1A, Class C, 5.34%, 3/15/2023 (a)	5,071	5,088

VCAT LLC Series 2021-NPL2, Class A2, 4.21%, 3/27/2051 (a) (h)	5,500	5,378

VM DEBT TRUST Series 2019-1, 9.50%, 5/31/2024	10,000	10,000

VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (h)	13,636	13,393

VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (a) (h)	5,214	5,113

Voya CLO Ltd. (Cayman Islands) Series 2016-3A, Class CR, 3.49%, 10/18/2031 ‡ (a) (k)	535	513

Welk Resorts LLC

Series 2019-AA, Class C, 3.34%, 6/15/2038 ‡ (a)	2,448	2,457

Series 2019-AA, Class D, 4.03%, 6/15/2038 ‡ (a)	965	973

Westgate Resorts LLC Series 2020-1A, Class C, 6.21%, 3/20/2034 ‡ (a)	6,533	6,742

Westlake Automobile Receivables Trust

Series 2019-3A, Class E, 3.59%, 3/17/2025 (a)	600	612

Series 2019-2A, Class E, 4.02%, 4/15/2025 (a)	4,815	4,929

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	223

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2020-2A, Class D, 2.76%, 1/15/2026 (a)	2,000	2,018

Series 2019-1A, Class F, 5.67%, 2/17/2026 (a)	3,009	3,065

Series 2019-2A, Class F, 5.00%, 3/16/2026 (a)	1,880	1,914

Series 2019-3A, Class F, 4.72%, 4/15/2026 (a)	3,400	3,458

Series 2021-2A, Class D, 1.23%, 12/15/2026 (a)	1,380	1,339

Series 2021-2A, Class E, 2.38%, 3/15/2027 (a)	1,700	1,642

Series 2021-3A, Class E, 3.42%, 4/15/2027 (a)	5,700	5,508

Series 2021-2A, Class F, 3.66%, 12/15/2027 (a)	2,975	2,881

ZAXBY’S FUNDING LLC Series 2021-1A, Class A2, 3.24%, 7/30/2051 (a)	6,761	6,562

Total Asset-Backed Securities (Cost $2,301,777)		2,271,927

Collateralized Mortgage Obligations — 10.4%

ACC 0.00%, 9/15/2022 ‡	3,571	3,588

Acrc 5.25%, 11/15/2026 ‡	35,000	35,000

Adjustable Rate Mortgage Trust Series 2006-2, Class 1A4, 3.14%, 5/25/2036 (k)	1,178	1,144

AG Mitt Frn 0.00%, 9/15/2023 ‡	39,474	39,474

Alternative Loan Trust

Series 2004-18CB, Class 5A1, 6.25%, 9/25/2034	23	23

Series 2004-24CB, Class 1A1, 6.00%, 11/25/2034	16	16

Series 2005-23CB, Class A7, 5.25%, 7/25/2035	20	19

Series 2005-23CB, Class A16, 5.50%, 7/25/2035	56	53

Series 2005-64CB, Class 1A15, 5.50%, 12/25/2035	382	377

Series 2005-J14, Class A3, 5.50%, 12/25/2035	248	199

Series 2006-41CB, Class 2A13, 5.75%, 1/25/2037	518	359

Angel Oak Mortgage Trust

Series 2019-5, Class M1, 3.30%, 10/25/2049 ‡ (a) (k)	8,000	7,961

Series 2019-5, Class B1, 3.96%, 10/25/2049 ‡ (a) (k)	2,470	2,457

Series 2019-6, Class B3, 5.99%, 11/25/2059 ‡ (a) (k)	1,250	1,237

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-1, Class B1, 3.76%, 12/25/2059 ‡ (a) (k)	1,550	1,544

Angel Oak Mortgage Trust I LLC Series 2018-3, Class B1, 5.04%, 9/25/2048 ‡ (a) (k)	1,000	982

Areit Frn 0.00%, 8/17/2026 ‡	29,000	29,000

Arroyo Mortgage Trust

Series 2019-3, Class M1, 4.20%, 10/25/2048 ‡ (a) (k)	1,000	1,000

Series 2019-2, Class A3, 3.80%, 4/25/2049 (a) (k)	682	674

Banc of America Funding Trust

Series 2007-5, Class 4A1, 0.56%, 7/25/2037 (k)	931	688

Bear Stearns ALT-A Trust Series 2004-7, Class 2A1, 2.49%, 8/25/2034 (k)	98	102

Bear Stearns Asset-Backed Securities Trust Series 2003-AC4, Class M1, 5.66%, 9/25/2033 ‡ (h)	89	82

Bellemeade Re Ltd. (Bermuda)

Series 2019-1A, Class M2, 2.89%, 3/25/2029 ‡ (a) (k)	1,000	989

Series 2019-3A, Class B1, 2.69%, 7/25/2029 ‡ (a) (k)	1,000	991

Camden 0.00%, 9/15/2031 ‡	3,322	3,322

CHL GMSR Issuer Trust

Series 2018-GT1, Class A, 2.94%, 5/25/2023 (a) (k)	840	839

Series 2018-GT1, Class B, 3.69%, 5/25/2023 ‡ (a) (k)	3,200	3,183

Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust Series 2005-8, Class 1A5, 5.50%, 11/25/2035	40	39

Citigroup Mortgage Loan Trust, Inc.

Series 2004-NCM2, Class 3CB2, 6.50%, 8/25/2019 ‡	6	6

Series 2003-1, Class 3A5, 5.25%, 9/25/2033	74	74

COLT Mortgage Loan Trust Series 2020-1, Class A1, 2.49%, 2/25/2050 (a) (k)	435	435

Connecticut Avenue Securities Trust

Series 2018-R07, Class 1B1, 4.54%, 4/25/2031 ‡ (a) (k)	8,186	8,349

Series 2019-R01, Class 2B1, 4.54%, 7/25/2031 ‡ (a) (k)	4,606	4,658

Series 2019-R02, Class 1B1, 4.34%, 8/25/2031 ‡ (a) (k)	7,130	7,209

Series 2019-R04, Class 2B1, 5.44%, 6/25/2039 ‡ (a) (k)	5,000	5,044

SEE NOTES TO FINANCIAL STATEMENTS.

224	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2019-R05, Class 1M2, 2.19%, 7/25/2039 ‡ (a) (k)	56	56

Series 2019-R05, Class 1B1, 4.29%, 7/25/2039 (a) (k)	11,250	11,208

Series 2019-R06, Class 2B1, 3.94%, 9/25/2039 (a) (k)	31,974	31,438

Series 2019-R07, Class 1B1, 3.59%, 10/25/2039 (a) (k)	18,022	17,550

Series 2020-R01, Class 1M2, 2.24%, 1/25/2040 ‡ (a) (k)	1,622	1,619

Series 2020-R02, Class 2B1, 3.19%, 1/25/2040 ‡ (a) (k)	2,834	2,689

Series 2020-R01, Class 1B1, 3.44%, 1/25/2040 (a) (k)	2,000	1,895

Series 2020-SBT1, Class 1B1, 6.94%, 2/25/2040 (a) (k)	2,300	2,300

Series 2021-R01, Class 1B1, 3.15%, 10/25/2041 ‡ (a) (k)	2,600	2,448

Series 2021-R03, Class 1B1, 2.80%, 12/25/2041 ‡ (a) (k)	6,000	5,565

Series 2022-R01, Class 1B1, 3.20%, 12/25/2041 (a) (k)	8,378	7,896

Series 2021-R03, Class 1B2, 5.55%, 12/25/2041 ‡ (a) (k)	3,000	2,755

Series 2022-R01, Class 1B2, 6.05%, 12/25/2041 ‡ (a) (k)	3,813	3,585

CSFB Mortgage-Backed Pass-Through Certificates Series 2005-4, Class 2A5, 0.74%, 6/25/2035 (k)	208	153

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-1, Class 3A5, 6.16%, 12/25/2033 (h)	113	114

Eagle RE Ltd. (Bermuda) Series 2019-1, Class M2, 3.49%, 4/25/2029 ‡ (a) (k)	6,240	6,246

FARM Mortgage Trust Series 2021-1, Class B, 3.25%, 7/25/2051 ‡ (a) (k)	1,696	1,491

FHLMC STACR REMIC Trust

Series 2021-DNA5, Class B2, 5.55%, 1/25/2034 (a) (k)	3,400	3,077

Series 2020-HQA3, Class B1, 5.94%, 7/25/2050 (a) (k)	10,000	10,370

Series 2020-DNA4, Class B1, 6.19%, 8/25/2050 (a) (k)	10,955	11,308

Series 2021-DNA1, Class B2, 4.80%, 1/25/2051 ‡ (a) (k)	6,400	5,749

FHLMC STACR Trust

Series 2019-DNA1, Class B2, 10.94%, 1/25/2049 (a) (k)	8,135	8,787

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-HQA2, Class M2, 2.24%, 4/25/2049 (a) (k)	1,453	1,456

Series 2019-HQA2, Class B2, 11.44%, 4/25/2049 (a) (k)	5,000	5,395

Series 2019-DNA4, Class B2, 6.44%, 10/25/2049 (a) (k)	5,000	4,939

FHLMC Structured Agency Credit Risk Debt Notes

Series 2015-HQ1, Class B, 10.94%, 3/25/2025 (k)	1,532	1,558

Series 2016-HQA2, Class M3, 5.34%, 11/25/2028 (k)	3,882	4,047

Series 2017-DNA2, Class B1, 5.34%, 10/25/2029 (k)	7,000	7,533

Series 2017-HQA2, Class B1, 4.94%, 12/25/2029 (k)	2,500	2,637

Series 2017-DNA3, Class B1, 4.64%, 3/25/2030 (k)	3,500	3,660

Series 2017-HQA3, Class B1, 4.64%, 4/25/2030 (k)	1,000	1,040

Series 2018-HQA1, Class M2, 2.49%, 9/25/2030 (k)	304	306

Series 2018-HQA1, Class B1, 4.54%, 9/25/2030 (k)	37,510	37,894

Series 2021-DNA2, Class M2, 2.35%, 8/25/2033 (a) (k)	3,400	3,438

Series 2021-DNA2, Class B2, 6.05%, 8/25/2033 (a) (k)	9,500	8,907

FHLMC, REMIC

Series 4102, Class BI, IO, 3.50%, 8/15/2027	1,833	145

Series 4149, IO, 3.00%, 1/15/2033	369	33

Series 4160, IO, 3.00%, 1/15/2033	1,015	88

Series 4212, Class MI, IO, 3.00%, 6/15/2033	1,384	159

Series 2916, Class S, IF, IO, 7.06%, 1/15/2035 (k)	2,034	320

Series 3145, Class GI, IF, IO, 6.41%, 4/15/2036 (k)	1,923	292

Series 4116, Class LS, IF, IO, 6.01%, 10/15/2042 (k)	277	56

Series 4495, Class PI, IO, 4.00%, 9/15/2043	310	25

Series 4321, Class PI, IO, 4.50%, 1/15/2044	343	51

Series 4670, Class TI, IO, 4.50%, 1/15/2044	537	51

Series 4550, Class DI, IO, 4.00%, 3/15/2044	227	18

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	225

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 4612, Class QI, IO, 3.50%, 5/15/2044	388	44

Series 4612, Class PI, IO, 3.50%, 6/15/2044	36	5

Series 4657, Class QI, IO, 4.00%, 9/15/2044	387	30

Series 4585, Class JI, IO, 4.00%, 5/15/2045	354	47

Series 4628, Class PI, IO, 4.00%, 7/15/2045	249	27

Series 4599, Class SA, IF, IO, 5.81%, 7/15/2046 (k)	235	42

Series 4681, Class SD, IF, IO, 5.96%, 5/15/2047 (k)	508	93

Series 4694, Class SA, IF, IO, 5.91%, 6/15/2047 (k)	831	157

Series 4689, Class SD, IF, IO, 5.96%, 6/15/2047 (k)	747	135

Series 4707, Class SA, IF, IO, 5.96%, 8/15/2047 (k)	759	143

Series 4714, Class SA, IF, IO, 5.96%, 8/15/2047 (k)	584	107

Series 4746, Class SC, IF, IO, 5.96%, 1/15/2048 (k)	8,947	1,691

Series 4910, Class PI, IO, 5.00%, 7/25/2049	2,451	418

Series 4919, Class SH, IF, IO, 5.81%, 9/25/2049 (k)	13,236	2,004

Series 4906, Class QS, IF, IO, 5.86%, 9/25/2049 (k)	16,041	3,034

Series 4925, Class SA, IF, IO, 5.86%, 10/25/2049 (k)	24,275	4,361

Series 4932, Class SA, IF, IO, 5.81%, 11/25/2049 (k)	20,379	2,501

Series 4937, Class MS, IF, IO, 5.86%, 12/25/2049 (k)	37,003	6,084

Series 4954, Class SY, IF, IO, 5.86%, 2/25/2050 (k)	23,302	3,844

Series 4983, Class SY, IF, IO, 5.91%, 5/25/2050 (k)	16,516	3,107

Series 4983, Class SA, IF, IO, 5.91%, 6/25/2050 (k)	14,104	2,544

Series 4995, Class SB, IF, IO, 5.91%, 7/25/2050 (k)	14,990	3,079

Series 5011, Class MI, IO, 3.00%, 9/25/2050	43,575	6,874

Series 5023, Class HI, IO, 3.00%, 10/25/2050	12,119	1,945

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 5052, Class EI, IO, 3.00%, 12/25/2050	34,799	5,825

Series 5072, Class BI, IO, 3.00%, 2/25/2051	42,449	6,853

Series 5143, Class PI, IO, 2.50%, 5/25/2051	3,431	379

Series 5143, Class Z, 2.50%, 5/25/2051	1,728	1,696

Series 5148, Class PI, IO, 2.50%, 10/25/2051	9,777	1,101

Series 5148, Class PZ, 2.50%, 10/25/2051	6,965	6,702

Series 5151, Class KZ, 2.50%, 10/25/2051	4,911	4,869

Series 5154, Class QI, IO, 2.50%, 10/25/2051	13,287	1,484

Series 5154, Class ZQ, 2.50%, 10/25/2051	10,771	10,216

Series 5149, Class ZB, 3.00%, 10/25/2051	2,103	2,099

Series 4839, Class WS, IF, IO, 5.91%, 8/15/2056 (k)	30,067	6,360

FHLMC, STRIPS

Series 304, Class C32, IO, 3.00%, 10/15/2026	212	11

Series 342, Class S7, IF, IO, 5.92%, 2/15/2045 (k)	9,332	1,611

FMC GMSR Issuer Trust

3.69%, 2/25/2024 (a)	29,500	29,500

Series 2020-GT1, Class A, 4.45%, 1/25/2026 (a) (k)	7,000	6,988

Series 2021-GT1, Class A, 3.62%, 7/25/2026 (a) (k)	25,000	24,216

Series 2021-GT2, Class B, 4.44%, 10/25/2026 ‡ (a) (k)	19,140	18,593

FNMA, Connecticut Avenue Securities

Series 2015-C03, Class 1M2, 5.19%, 7/25/2025 ‡ (k)	1,511	1,550

Series 2016-C01, Class 1M2, 6.94%, 8/25/2028 (k)	4,760	4,990

Series 2016-C05, Class 2M2, 4.64%, 1/25/2029 (k)	1,658	1,713

Series 2016-C07, Class 2M2, 4.54%, 5/25/2029 (k)	5,842	6,082

Series 2017-C01, Class 1M2, 3.74%, 7/25/2029 (k)	905	928

Series 2017-C01, Class 1B1, 5.94%, 7/25/2029 (k)	16,485	18,135

Series 2017-C02, Class 2B1, 5.69%, 9/25/2029 (k)	5,500	5,926

SEE NOTES TO FINANCIAL STATEMENTS.

226	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2017-C03, Class 1B1, 5.04%, 10/25/2029 (k)	3,000	3,151

Series 2017-C05, Class 1B1, 3.79%, 1/25/2030 (k)	2,760	2,789

Series 2017-C06, Class 2B1, 4.64%, 2/25/2030 (k)	8,015	8,273

Series 2017-C07, Class 2M2, 2.69%, 5/25/2030 (k)	4,719	4,772

Series 2017-C07, Class 1B1, 4.19%, 5/25/2030 (k)	5,200	5,312

Series 2018-C01, Class 1B1, 3.74%, 7/25/2030 (k)	2,870	2,870

Series 2018-C03, Class 1M2, 2.34%, 10/25/2030 (k)	284	288

Series 2018-C04, Class 2B1, 4.69%, 12/25/2030 (k)	4,250	4,314

Series 2018-C05, Class 1B1, 4.44%, 1/25/2031 (k)	3,000	3,042

Series 2018-C06, Class 1M2, 2.19%, 3/25/2031 (k)	1,315	1,322

Series 2018-C06, Class 2M2, 2.29%, 3/25/2031 (k)	914	920

Series 2018-C06, Class 1B1, 3.94%, 3/25/2031 (k)	15,310	15,219

Series 2018-C06, Class 2B1, 4.29%, 3/25/2031 (k)	2,860	2,864

Series 2021-R02, Class 2B1, 3.35%, 11/25/2041 (a) (k)	4,983	4,673

Series 2021-R02, Class 2B2, 6.25%, 11/25/2041 (a) (k)	2,032	1,918

FNMA, REMIC

Series 2016-68, Class BI, IO, 3.00%, 10/25/2031	802	65

Series 2012-93, Class FS, IF, IO, 5.96%, 9/25/2032 (k)	2,697	384

Series 2013-55, Class AI, IO, 3.00%, 6/25/2033	2,100	224

Series 2003-76, Class SB, IF, IO, 6.86%, 8/25/2033 (k)	2,063	299

Series 2021-13, Class DI, IO, 3.50%, 1/25/2036	8,762	1,151

Series 2006-42, Class LI, IF, IO, 6.37%, 6/25/2036 (k)	1,613	278

Series 2011-79, Class SD, IF, IO, 5.71%, 8/25/2041 (k)	4,148	690

Series 2011-78, Class JS, IF, IO, 5.81%, 8/25/2041 (k)	2,109	300

Series 2012-133, Class HS, IF, IO, 5.96%, 12/25/2042 (k)	246	57

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2012-133, Class NS, IF, IO, 5.96%, 12/25/2042 (k)	1,077	200

Series 2012-148, Class US, IF, 7.55%, 1/25/2043 (k)	1,091	1,141

Series 2016-6, Class KI, IO, 4.00%, 2/25/2044	440	53

Series 2015-35, Class SA, IF, IO, 5.41%, 6/25/2045 (k)	10,153	1,580

Series 2016-43, Class MI, IO, 4.00%, 10/25/2045	395	62

Series 2016-56, Class ST, IF, IO, 5.81%, 8/25/2046 (k)	6,106	1,155

Series 2016-63, Class AS, IF, IO, 5.81%, 9/25/2046 (k)	123	23

Series 2016-75, Class SC, IF, IO, 5.91%, 10/25/2046 (k)	8,853	1,429

Series 2016-90, Class IN, IO, 3.50%, 12/25/2046	387	65

Series 2016-95, Class ES, IF, IO, 5.81%, 12/25/2046 (k)	2,037	363

Series 2017-13, Class AS, IF, IO, 5.86%, 2/25/2047 (k)	730	138

Series 2017-6, Class SB, IF, IO, 5.86%, 2/25/2047 (k)	131	22

Series 2017-16, Class SM, IF, IO, 5.86%, 3/25/2047 (k)	4,180	764

Series 2017-39, Class ST, IF, IO, 5.91%, 5/25/2047 (k)	1,669	340

Series 2017-70, Class SA, IF, IO, 5.96%, 9/25/2047 (k)	1,122	203

Series 2017-69, Class SH, IF, IO, 6.01%, 9/25/2047 (k)	893	170

Series 2017-81, Class SM, IF, IO, 6.01%, 10/25/2047 (k)	271	53

Series 2017-90, Class SP, IF, IO, 5.96%, 11/25/2047 (k)	3,217	594

Series 2017-112, Class SC, IF, IO, 5.96%, 1/25/2048 (k)	3,870	663

Series 2018-16, Class SN, IF, IO, 6.06%, 3/25/2048 (k)	1,858	353

Series 2018-27, Class SE, IF, IO, 6.01%, 5/25/2048 (k)	3,540	717

Series 2018-67, Class SN, IF, IO, 6.01%, 9/25/2048 (k)	7,261	1,384

Series 2019-32, Class PI, IO, 5.00%, 10/25/2048	1,282	216

Series 2018-73, Class SC, IF, IO, 6.01%, 10/25/2048 (k)	4,498	762

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	227

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2019-47, Class QI, IO, 4.50%, 6/25/2049	2,290	403

Series 2019-37, Class CS, IF, IO, 5.86%, 7/25/2049 (k)	4,458	905

Series 2019-42, Class SK, IF, IO, 5.86%, 8/25/2049 (k)	8,458	1,441

Series 2019-62, Class SP, IF, IO, 5.86%, 11/25/2049 (k)	19,368	4,023

Series 2020-89, Class GI, IO, 3.00%, 12/25/2050	63,684	10,327

Series 2020-100, Class IA, IO, 3.00%, 1/25/2051	106,127	17,304

Series 2021-8, Class GI, IO, 3.00%, 3/25/2051	14,371	2,485

Series 2017-57, Class SA, IF, IO, 5.91%, 8/25/2057 (k)	947	216

FNMA, STRIPS

Series 421, Class 7, IO, 3.50%, 5/25/2030	150	9

Series 421, Class C3, IO, 4.00%, 7/25/2030	341	29

Freedom Series 2021-SAVF1, IO, 4.90%, 3/25/2022 (k)	20,500	20,502

FTF 8.00%, 8/15/2024	6,500	5,233

GCAT Trust

Series 2020-NQM1, Class M1, 2.93%, 1/25/2060 ‡ (a) (k)	10,871	10,779

Series 2020-NQM1, Class B1, 3.64%, 1/25/2060 ‡ (a) (k)	3,000	2,955

GMACM Mortgage Loan Trust Series 2004-J2, Class A8, 5.75%, 6/25/2034	40	40

GNMA

Series 2013-182, Class MS, IF, IO, 5.98%, 12/20/2043 (k)	10,220	1,849

Series 2015-110, Class MS, IF, IO, 5.55%, 8/20/2045 (k)	6,082	911

Series 2016-49, Class SB, IF, IO, 5.89%, 4/20/2046 (k)	4,051	578

Series 2016-83, Class SA, IF, IO, 5.94%, 6/20/2046 (k)	2,756	521

Series 2016-108, Class SN, IF, IO, 5.92%, 8/20/2046 (k)	13,985	2,698

Series 2016-108, Class SM, IF, IO, 5.94%, 8/20/2046 (k)	3,315	649

Series 2016-111, Class SA, IF, IO, 5.94%, 8/20/2046 (k)	5,239	945

Series 2016-120, Class NS, IF, IO, 5.94%, 9/20/2046 (k)	3,700	707

Series 2016-120, Class SA, IF, IO, 5.94%, 9/20/2046 (k)	16,887	2,744

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2016-146, Class NS, IF, IO, 5.94%, 10/20/2046 (k)	4,662	891

Series 2016-147, Class AS, IF, IO, 5.94%, 10/20/2046 (k)	6,031	1,097

Series 2017-36, Class SL, IF, IO, 6.07%, 3/16/2047 (k)	7,396	1,691

Series 2019-132, Class KI, IO, 3.50%, 3/20/2047	754	26

Series 2017-68, Class DS, IF, IO, 5.99%, 5/20/2047 (k)	12,900	2,049

Series 2017-68, Class SA, IF, IO, 5.99%, 5/20/2047 (k)	3,111	594

Series 2017-80, Class AS, IF, IO, 6.04%, 5/20/2047 (k)	3,104	465

Series 2017-85, Class SA, IF, IO, 5.99%, 6/20/2047 (k)	4,008	536

Series 2017-107, Class KS, IF, IO, 6.04%, 7/20/2047 (k)	5,674	801

Series 2017-120, Class ES, IF, IO, 6.04%, 8/20/2047 (k)	5,681	898

Series 2017-134, Class SB, IF, IO, 6.04%, 9/20/2047 (k)	3,924	595

Series 2017-134, Class SD, IF, IO, 6.04%, 9/20/2047 (k)	7,424	1,190

Series 2017-155, Class KS, IF, IO, 6.04%, 10/20/2047 (k)	4,730	694

Series 2017-161, Class DS, IF, IO, 6.09%, 10/20/2047 (k)	3,779	606

Series 2017-163, Class HS, IF, IO, 6.04%, 11/20/2047 (k)	8,856	1,298

Series 2017-180, Class SD, IF, IO, 6.04%, 12/20/2047 (k)	5,112	801

Series 2018-6, Class CS, IF, IO, 6.04%, 1/20/2048 (k)	4,258	701

Series 2018-36, Class SG, IF, IO, 6.04%, 3/20/2048 (k)	3,580	589

Series 2018-46, Class AS, IF, IO, 6.04%, 3/20/2048 (k)	13,812	2,716

Series 2018-63, Class BS, IF, IO, 6.04%, 4/20/2048 (k)	8,205	1,334

Series 2018-63, Class SB, IF, IO, 6.04%, 4/20/2048 (k)	3,919	528

Series 2018-65, Class DS, IF, IO, 6.04%, 5/20/2048 (k)	4,652	652

Series 2018-125, Class SU, IF, IO, 6.04%, 9/20/2048 (k)	14,084	2,375

Series 2018-147, Class SD, IF, IO, 5.99%, 10/20/2048 (k)	2,776	399

SEE NOTES TO FINANCIAL STATEMENTS.

228	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2019-33, Class PI, IO, 4.00%, 11/20/2048	105	22

Series 2019-1, Class SG, IF, IO, 5.89%, 1/20/2049 (k)	10,642	1,935

Series 2019-49, Class SB, IF, IO, 5.38%, 4/20/2049 (k)	5,665	779

Series 2019-42, Class SJ, IF, IO, 5.89%, 4/20/2049 (k)	5,735	858

Series 2019-43, Class LS, IF, IO, 5.89%, 4/20/2049 (k)	3,065	563

Series 2019-65, Class ST, IF, IO, 5.89%, 5/20/2049 (k)	12,633	1,603

Series 2019-56, Class GS, IF, IO, 5.99%, 5/20/2049 (k)	5,498	797

Series 2019-71, Class SA, IF, IO, 5.99%, 6/20/2049 (k)	13,534	2,416

Series 2019-71, Class SK, IF, IO, 5.99%, 6/20/2049 (k)	9,670	1,592

Series 2019-85, Class CS, IF, IO, 5.94%, 7/20/2049 (k)	21,060	3,205

Series 2019-86, Class ST, IF, IO, 5.94%, 7/20/2049 (k)	6,091	717

Series 2019-89, Class KS, IF, IO, 5.94%, 7/20/2049 (k)	13,359	1,800

Series 2019-103, Class SC, IF, IO, 5.89%, 8/20/2049 (k)	19,295	3,111

Series 2019-99, Class SJ, IF, IO, 5.89%, 8/20/2049 (k)	8,925	1,430

Series 2019-97, Class GS, IF, IO, 5.94%, 8/20/2049 (k)	22,835	3,950

Series 2019-115, Class SA, IF, IO, 5.89%, 9/20/2049 (k)	9,295	1,572

Series 2019-115, Class US, IF, IO, 5.89%, 9/20/2049 (k)	13,736	2,415

Series 2019-119, Class SA, IF, IO, 5.89%, 9/20/2049 (k)	18,569	3,058

Series 2019-120, Class DS, IF, IO, 5.89%, 9/20/2049 (k)	10,919	1,972

Series 2019-115, Class SW, IF, IO, 5.94%, 9/20/2049 (k)	20,986	2,864

Series 2019-117, Class SA, IF, IO, 5.94%, 9/20/2049 (k)	16,209	2,998

Series 2019-132, Class SK, IF, IO, 5.89%, 10/20/2049 (k)	9,072	1,192

Series 2019-138, Class SW, IF, IO, 5.89%, 10/20/2049 (k)	2,683	386

Series 2019-158, Class SG, IF, IO, 5.89%, 12/20/2049 (k)	13,670	1,827

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-86, Class TS, IF, IO, 5.44%, 6/20/2050 (k)	13,986	1,955

Series 2020-101, Class SJ, IF, IO, 6.04%, 7/20/2050 (k)	49,034	8,989

Series 2021-42, Class SD, IF, IO, 6.14%, 11/20/2050 (k)	45,504	10,264

Series 2021-9, Class MI, IO, 2.50%, 1/20/2051	194,624	24,403

Series 2021-23, Class IA, IO, 2.50%, 2/20/2051	96,150	12,191

Series 2021-81, Class IC, IO, 3.00%, 5/20/2051	24,116	3,333

Series 2021-91, Class CI, IO, 3.00%, 5/20/2051	20,420	2,788

Series 2021-117, Class NI, IO, 3.00%, 7/20/2051	66,595	8,280

Series 2021-117, Class ES, IF, IO, 6.14%, 7/20/2051 (k)	372	73

Series 2021-142, Class XI, IO, 3.00%, 8/20/2051	78,106	10,603

Series 2021-162, Class NZ, 2.50%, 9/20/2051	4,871	4,721

Series 2021-162, Class Z, 2.50%, 9/20/2051	4,903	4,820

Series 2021-165, Class ZJ, 2.50%, 9/20/2051	5,806	5,702

Series 2021-188, Class IJ, IO, 3.00%, 10/20/2051	24,153	3,373

Series 2015-H13, Class GI, IO, 1.55%, 4/20/2065 (k)	1,736	55

Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051 ‡	216	199

GSMSC Pass-Through Trust Series 2008-2R, Class 2A1, 7.50%, 10/25/2036 (a) (k)	167	62

GSR Mortgage Loan Trust Series 2005-AR6, Class 2A1, 2.91%, 9/25/2035 (k)	124	126

HarborView Mortgage Loan Trust Series 2006-14, Class 1A1A, 0.35%, 1/25/2047 (k)	7,488	7,467

Homeward Opportunities Fund Trust Series 2020-BPL1, Class A2, 5.44%, 8/25/2025 (a) (h)	7,620	7,655

Hunt Companies Finance Trust, Inc. 7.25%, 2/13/2025	7,000	7,000

Impac CMB Trust Series 2005-1, Class 1A2, 0.81%, 4/25/2035 (k)	203	199

IndyMac INDX Mortgage Loan Trust

Series 2007-AR21, Class 6A1, 2.69%, 9/25/2037 (k)	13,723	11,542

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	229

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

JPMorgan Alternative Loan Trust Series 2006-S3, Class A4, 6.81%, 8/25/2036 (h)	1,894	1,854

JPMorgan Mortgage Trust Series 2006-S1, Class 1A1, 6.00%, 4/25/2036	38	39

Lehman Mortgage Trust Series 2007-7, Class 5A7, 6.50%, 8/25/2037	12,071	7,819

LHOME Mortgage Trust

Series 2019-RTL3, Class A1, 3.87%, 7/25/2024 (a)	2,629	2,631

Series 2019-RTL3, Class A2, 4.34%, 7/25/2024 (a) (h)	9,300	9,243

Series 2020-RTL1, Class A2, 3.72%, 10/25/2024 (a) (h)	4,250	4,198

MASTR Alternative Loan Trust Series 2003-5, Class 30B1, 5.93%, 8/25/2033 ‡ (k)	45	38

MASTR Asset Securitization Trust Series 2003-11, Class 7A2, 5.25%, 12/25/2033	31	28

Merrill Lynch Mortgage Investors Trust Series 2003-A5, Class 2A6, 2.00%, 8/25/2033 (k)	43	43

Mill City Securities Ltd. (Cayman Islands) Series 2021-RS1, Class A2, 3.95%, 4/28/2066 (a) (k)	14,000	13,766

New Residential Mortgage Loan Trust

Series 2019-2A, Class A1IB, IO, 1.00%, 12/25/2057 (a) (k)	11,840	255

Series 2018-3A, Class A1IC, IO, 1.50%, 5/25/2058 (a) (k)	28,157	1,073

Series 2019-NQM5, Class B1, 4.04%, 11/25/2059 ‡ (a) (k)	3,042	3,029

Ocwen Series 2021-GNMSR1, 5.00%, 3/15/2022	23,000	23,039

PMT Credit Risk Transfer Trust

Series 2021-1R, Class A, 3.09%, 2/27/2024 (a) (k)	12,949	13,144

Series 2019-1R, Class A, 2.11%, 3/27/2024 (a) (k)	2,351	2,351

PRPM LLC

Series 2021-1, Class A2, 3.72%, 1/25/2026 (a) (k)	5,000	4,849

Series 2021-6, Class A1, 1.79%, 7/25/2026 (a) (h)	29,546	28,860

Series 2021-6, Class A2, 3.47%, 7/25/2026 (a) (h)	2,749	2,657

Series 2021-7, Class A2, 3.67%, 8/25/2026 (a) (h)	11,837	11,412

Series 2021-8, Class A2, 3.60%, 9/25/2026 (a) (k)	5,500	5,304

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-10, Class A2, 4.83%, 10/25/2026 (a) (h)	5,000	4,887

RAAC Trust Series 2005-SP1, Class 4A1, 7.00%, 9/25/2034	62	63

RCO VII Mortgage LLC Series 2021-1, Class A2, 3.97%, 5/26/2026 (a) (h)	2,500	2,432

Repo Buyer Series 2019-PC, 8.32%, 5/14/2022 ‡	3,999	4,031

Repo Buyer RRI Trust 3.06%, 4/14/2055 ‡	7,369	7,226

RSFR Series 2020-1, Class PT, 4.21%, 2/17/2025 (a) (h)	19,690	19,502

SART

5.64%, 2/15/2024 ‡	1,001	1,036

Series 2017-1, 4.75%, 7/15/2024	189	191

SART CRR

Series 4, Class B, 4.70%, 10/15/2024 ‡	2,004	2,063

5.01%, 4/15/2026 ‡	1,526	1,571

4.60%, 7/15/2026 ‡	1,888	1,937

Seasoned Credit Risk Transfer Trust

Series 2017-3, Class A, IO, 0.00%, 7/25/2056 (k)	20,966	11

Series 2021-2, Class BXS, 10.22%, 11/25/2060 ‡ (a) (k)	4,998	4,732

Sonoran Auto Receivables Trust Series 2018-1, 4.76%, 6/15/2025	464	472

STACR Trust

Series 2018-HRP1, Class M2, 1.84%, 4/25/2043 ‡ (a) (k)	563	563

Series 2018-HRP1, Class B1, 3.94%, 4/25/2043 (a) (k)	5,230	5,290

Series 2018-HRP2, Class M3, 2.59%, 2/25/2047 ‡ (a) (k)	13,859	13,993

Series 2018-HRP2, Class B1, 4.39%, 2/25/2047 ‡ (a) (k)	2,825	2,904

Series 2018-DNA3, Class B1, 4.09%, 9/25/2048 ‡ (a) (k)	2,300	2,292

Structured Adjustable Rate Mortgage Loan Trust Series 2007-9, Class 1A1, 2.03%, 10/25/2037 (k)	2,085	2,137

Structured Asset Mortgage Investments II Trust Series 2007-AR7, Class 1A1, 1.04%, 5/25/2047 (k)	14,094	12,594

Towd Point Mortgage Trust Series 2021-R1, Class A2C, 3.31%, 11/30/2060 (a)	30,000	29,766

TVC Mortgage Trust Series 2020-RTL1, Class A2, 3.97%, 9/25/2024 (a) (h)	5,500	5,367

Verus Securitization Trust

Series 2019-INV3, Class B1, 3.73%, 11/25/2059 ‡ (a) (k)	7,606	7,504

SEE NOTES TO FINANCIAL STATEMENTS.

230	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2019-4, Class B1, 3.86%, 11/25/2059 ‡ (a) (k)	2,200	2,194

Series 2020-1, Class M1, 3.02%, 1/25/2060 ‡ (a) (k)	1,990	1,985

Series 2020-2, Class A1, 2.23%, 5/25/2060 (a) (k)	213	212

Visio Trust Series 2019-2, Class B1, 3.91%, 11/25/2054 ‡ (a) (k)	820	821

WaMu Mortgage Pass-Through Certificates Series 2003-S4, Class 2A2, 5.50%, 6/25/2033	69	70

WaMu Mortgage Pass-Through Certificates Trust

Series 2003-AR8, Class A, 2.70%, 8/25/2033 (k)	106	110

Series 2004-S2, Class 2A4, 5.50%, 6/25/2034	58	58

Series 2005-AR7, Class A3, 2.53%, 8/25/2035 (k)	66	66

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2006-AR8, Class 2A, 0.95%, 10/25/2046 (k)	2,466	2,229

ZH Trust Series 2021-2, Class B, 3.51%, 10/17/2027 ‡ (a)	15,525	14,754

Zillow Cspa 0.00%, 7/15/2022	4,353	4,355

Total Collateralized Mortgage Obligations (Cost $1,306,678)		1,256,923

Foreign Government Securities — 4.0%

Arab Republic of Egypt (Egypt)

7.50%, 1/31/2027 (f)	2,900	2,784

5.80%, 9/30/2027 (a)	6,700	5,913

5.88%, 2/16/2031 (a)	3,091	2,396

5.88%, 2/16/2031 (f)	3,000	2,325

7.05%, 1/15/2032 (f)	12,800	10,400

7.90%, 2/21/2048 (f)	1,000	735

8.88%, 5/29/2050 (f)	16,200	12,757

Dominican Republic Government Bond (Dominican Republic)

6.00%, 2/22/2033 (a)	1,953	1,919

5.30%, 1/21/2041 (a)	12,222	10,467

7.45%, 4/30/2044 (f)	1,000	1,048

6.40%, 6/5/2049 (f)	1,600	1,476

5.88%, 1/30/2060 (a)	13,650	11,485

5.88%, 1/30/2060 (f)	13,200	11,107

Federal Democratic Republic of Ethiopia (Ethiopia) 6.63%, 12/11/2024 (f)	3,129	2,339

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Federal Republic of Nigeria (Nigeria)

6.50%, 11/28/2027 (f)	5,400	5,130

6.13%, 9/28/2028 (a)	7,847	7,238

7.14%, 2/23/2030 (f)	21,500	20,049

7.38%, 9/28/2033 (a)	4,405	3,925

7.70%, 2/23/2038 (f)	5,700	4,817

7.63%, 11/28/2047 (f)	4,800	3,876

8.25%, 9/28/2051 (a)	4,263	3,656

Gabonese Republic (Gabon) 7.00%, 11/24/2031 (a)	7,600	6,878

Hashemite Kingdom of Jordan (Jordan)

5.85%, 7/7/2030 (f)	5,600	5,250

7.38%, 10/10/2047 (f)	9,100	8,237

Islamic Republic of Pakistan (Pakistan)

8.25%, 9/30/2025 (f)	3,100	3,117

6.00%, 4/8/2026 (a)	19,530	17,823

7.38%, 4/8/2031 (a)	8,513	7,301

Kingdom of Bahrain (Bahrain)

7.00%, 10/12/2028 (f)	1,900	2,009

6.75%, 9/20/2029 (f)	1,700	1,741

5.45%, 9/16/2032 (a)	9,389	8,638

Republic of Angola (Angola)

9.50%, 11/12/2025 (f)	700	749

8.25%, 5/9/2028 (f)	1,900	1,895

8.00%, 11/26/2029 (f)	8,100	7,959

8.00%, 11/26/2029 (a)	5,720	5,620

9.13%, 11/26/2049 (f)	6,700	6,214

Republic of Armenia (Armenia)

3.60%, 2/2/2031 (a)	6,100	5,193

3.60%, 2/2/2031 (f)	1,200	1,022

Republic of Belarus (Belarus)

6.88%, 2/28/2023 (f)	2,600	390

5.88%, 2/24/2026 (f)	800	120

6.38%, 2/24/2031 (f)	4,000	600

Republic of Costa Rica (Costa Rica)

4.38%, 4/30/2025 (f)	2,100	2,129

6.13%, 2/19/2031 (f)	17,500	17,323

5.63%, 4/30/2043 (f)	1,200	1,006

7.00%, 4/4/2044 (f)	1,000	958

Republic of Cote d’Ivoire (Ivory Coast)

6.38%, 3/3/2028 (f)	16,537	16,923

5.75%, 12/31/2032 (f) (h)	2,012	1,943

6.13%, 6/15/2033 (f)	18,200	17,515

Republic of Ecuador (Ecuador) 5.00%, 7/31/2030 (f) (h)	8,000	7,037

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	231

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

Republic of El Salvador (El Salvador)

6.38%, 1/18/2027 (f)	500	273

8.63%, 2/28/2029 (f)	7,700	4,212

7.63%, 2/1/2041 (f)	4,400	2,208

7.12%, 1/20/2050 (f)	10,900	5,319

Republic of Ghana (Ghana)

8.13%, 1/18/2026 (f)	2,800	2,170

6.38%, 2/11/2027 (f)	10,700	7,356

8.63%, 4/7/2034 (a)	1,166	772

7.88%, 2/11/2035 (a)	7,220	4,693

8.88%, 5/7/2042 (f)	1,100	715

8.95%, 3/26/2051 (f)	2,000	1,300

8.75%, 3/11/2061 (f)	8,000	5,180

8.75%, 3/11/2061 (a)	3,300	2,137

Republic of Guatemala (Guatemala) 4.65%, 10/7/2041 (a)	3,400	3,100

Republic of Iraq (Iraq)

6.75%, 3/9/2023 (f)	8,400	8,336

5.80%, 1/15/2028 (f)	11,550	11,072

Republic of Kenya (Kenya)

7.00%, 5/22/2027 (f)	1,600	1,528

7.25%, 2/28/2028 (f)	10,900	10,301

8.00%, 5/22/2032 (f)	15,300	14,343

6.30%, 1/23/2034 (a)	6,093	5,072

6.30%, 1/23/2034 (f)	700	583

8.25%, 2/28/2048 (f)	6,600	5,709

Republic of Namibia (Namibia) 5.25%, 10/29/2025 (f)	4,900	5,008

Republic of Paraguay (Paraguay)

6.10%, 8/11/2044 (f)	12,075	12,998

5.40%, 3/30/2050 (a)	3,970	3,888

Republic of Rwanda (Rwanda) 5.50%, 8/9/2031 (a)	9,000	8,512

Republic of Senegal (Senegal)

6.25%, 5/23/2033 (f)	11,000	10,148

6.75%, 3/13/2048 (f)	18,800	15,848

Republic of South Africa (South Africa)

5.00%, 10/12/2046	5,100	4,154

5.75%, 9/30/2049	8,406	7,239

Republic of Turkey (Turkey) 4.88%, 4/16/2043	5,000	3,468

State of Mongolia (Mongolia) 4.45%, 7/7/2031 (a)	7,800	7,001

Sultanate of Oman Government Bond (Oman)

5.38%, 3/8/2027 (f)	6,500	6,565

6.25%, 1/25/2031 (a)	6,559	6,772

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

6.25%, 1/25/2031 (f)	900	929

7.38%, 10/28/2032 (a)	7,291	8,093

6.50%, 3/8/2047 (f)	600	558

6.75%, 1/17/2048 (f)	5,400	5,144

Ukraine Government Bond (Ukraine)

7.75%, 9/1/2027 (f)	3,000	960

9.75%, 11/1/2028 (f)	6,700	2,144

6.88%, 5/21/2029 (f)	2,100	651

Total Foreign Government Securities (Cost $582,962)		487,891

Loan Assignments — 0.5% (l)

Aerospace & Defense — 0.0% (c)

MacDonald Dettwiler and Associates Ltd., Term Loan B (1 Week LIBOR + 2.75%), 2.96%, 10/4/2024 (e)	4	4

Auto Components — 0.1%

Adient US LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.46%, 4/10/2028 (e)	3,511	3,491

Truck Hero, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 4.00%, 1/31/2028 (e)	1,985	1,946

		5,437

Beverages — 0.0% (c)

Triton Water Holdings, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.00%, 3/31/2028 (e)	1,990	1,939

Chemicals — 0.0% (c)

Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 1.97%, 6/1/2024 (e)	255	252

Gates Global LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 3.25%, 3/31/2027 (e)	2,433	2,397

		2,649

Construction & Engineering — 0.0% (c)

Thor, 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 4.25%), 4.25%, 5/15/2025 ‡ (e)	545	547

Containers & Packaging — 0.0% (c)

Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%; 1 Month SOFR + 3.25%), 3.36%, 4/3/2024 (e)	1,481	1,454

Graham Packaging, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.75%, 8/4/2027 (e)	3,257	3,222

		4,676

SEE NOTES TO FINANCIAL STATEMENTS.

232	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Loan Assignments — continued

Diversified Consumer Services — 0.0% (c)

Ensemble RCM LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 4.05%, 8/3/2026 (e)	88		87

Diversified Telecommunication Services — 0.0%

Intelsat Jackson Holdings SA, 1st Lien Term Loan (Luxembourg) (1-MONTH PRIME + 4.75%), 8.00%, 2/1/2029 (e)	—	(i)	—	(i)

Electronic Equipment, Instruments & Components — 0.0% (c)

Ingram Micro, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.00%, 6/30/2028 (e)	2,488		2,472

Food & Staples Retailing — 0.0% (c)

Moran Foods LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 7.00%), 7.00%, 3/29/2024 (e)	315		312

Moran Foods LLC, 1st Lien Term Loan B

(ICE LIBOR USD 3 Month + 6.00%), 8.00%, 4/1/2024 ‡ (e)	2,351		2,328

Moran Foods LLC, Tranche A Second Lien Term Loan (ICE LIBOR USD 3 Month + 10.75%), 11.75%, 10/1/2024 (e)	91		74

			2,714

Health Care Equipment & Supplies — 0.0% (c)

Medline, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 10/23/2028 (e)	3,098		3,065

Health Care Providers & Services — 0.0% (c)

PAREXEL International Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.00%, 11/15/2028 (e)	3,200		3,172

Hotels, Restaurants & Leisure — 0.0% (c)

Scientific Games Corp., 1st Lien Term Loan B-5 (ICE LIBOR USD 1 Month + 2.75%), 2.96%, 8/14/2024 (e)	97		97

IT Services — 0.0% (c)

Zayo Group LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.21%, 3/9/2027 (e)	1,791		1,749

Leisure Products — 0.0% (c)

FGI Operating Co. LLC, 1st Lien Term Loan

(ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2022 ‡ (e) (j)	45		5

(ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2022 (e) (j)	253		—

			5

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Life Sciences Tools & Services — 0.0% (c)

Avantor Funding, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.75%, 11/8/2027 (e)	1,489	1,473

Machinery — 0.0% (c)

Alliance Laundry Systems LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.25%, 10/8/2027 (e)	1,959	1,938

Media — 0.0% (c)

Directv Financing LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 5.75%, 8/2/2027 (e)	2,933	2,923

Personal Products — 0.2%

Nestle Skin Health, Term Loan B (Luxembourg) (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 10/1/2026 (e) (m)	7,955	7,905

Pharmaceuticals — 0.0% (c)

Elanco Animal Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 1.86%, 8/11/2028 (e)	2,114	2,065

Specialty Retail — 0.2%

Claire’s Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.50%), 6.71%, 12/18/2026 (e) (n)	12	12

Petco Health and Wellness Co., Inc., Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 4.00%, 3/3/2028 (e)	2,978	2,954

Pure Fishing, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 4.61%, 12/22/2025 (e)	4,957	4,744

		7,710

Wireless Telecommunication Services — 0.0% (c)

CCI Buyer, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.50%, 12/17/2027 (e)	1,985	1,962

Total Loan Assignments (Cost $54,766)		54,589

	SHARES (000)
Options Purchased — 0.3%

Call Options Purchased — 0.3%

Foreign Exchange Currency Options — 0.3%

Foreign Exchange USD/RUB 3/16/2022 at USD 78.33, Vanilla, European Style Notional Amount: USD 134,315 Counterparty: Goldman Sachs International * (Cost $2,171)	134,315	36,688

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	233

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 0.2%

Diversified Telecommunication Services — 0.0% (c)

Frontier Communications Parent, Inc. *	20		543

Intelsat Emergence SA (Luxembourg) * ‡	147		5,001

			5,544

Food & Staples Retailing — 0.0% (c)

Moran Foods Backstop Equity * ‡	45		108

Media — 0.0% (c)

Clear Channel Outdoor Holdings, Inc. *	6		21

iHeartMedia, Inc., Class A *	2		50

			71

Oil, Gas & Consumable Fuels — 0.2%

Battalion Oil Corp. *	—	(i)	9

Chesapeake Energy Corp.	5		398

EP Energy Corp. *	11		1,021

Gulfport Energy Corp. *	108		7,431

Oasis Petroleum, Inc.	77		10,187

Whiting Petroleum Corp.	33		2,453

			21,499

Professional Services — 0.0% (c)

NMG, Inc. *	—	(i)	1

Specialty Retail — 0.0% (c)

Claire’s Stores, Inc. * ‡	—	(i)	3

Total Common Stocks (Cost $17,187)			27,226

Preferred Stocks — 0.1%

Electric Utilities — 0.1%

SCE Trust VI 5.00%, 6/26/2022 ($25 par value) (o)	240		5,135

Southern Co. (The) Series 2020, 4.95%, 1/30/2080 ($25 par value)	193		4,719

			9,854

Insurance — 0.0% (c)

MetLife, Inc. Series F, 4.75%, 3/15/2025 ($25 par value) (o)	97		2,325

Internet & Direct Marketing Retail — 0.0% (c)

MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡	14		26

Total Preferred Stocks (Cost $12,914)			12,205

INVESTMENTS	NO. OF WARRANTS (000)		VALUE ($000)
Warrants — 0.0% (c)

Diversified Telecommunication Services — 0.0% (c)

Windstream Holdings, Inc.expiring 12/31/2049, price 10.75 USD * ‡	—	(i)	6

Media — 0.0% (c)

Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) * ‡	—	(i)	7

Oil, Gas & Consumable Fuels — 0.0% (c)

Chesapeake Energy Corp. expiring 2/9/2026, price 31.49 USD *	18		834

expiring 2/9/2026, price 27.08 USD *	16		815

expiring 2/9/2026, price 35.46 USD *	10		423

			2,072

Total Warrants (Cost $–(i))			2,085

	PRINCIPAL AMOUNT ($000)
Municipal Bonds — 0.0% (c) (p)

California — 0.0% (c)

Los Angeles Community College District, Election of 2008 Series E, GO, 6.75%, 8/1/2049	100		159

Orange County Water District Series 2017B, Rev., 4.06%, 8/15/2041	290		314

Regents of the University of California Medical Center Pooled Series F, Rev., 6.58%, 5/15/2049	255		373

University of California, Taxable Build America Series R, Rev., 5.77%, 5/15/2043	140		183

University of California, Taxable Limited Project Series J, Rev., 4.13%, 5/15/2045	100		110

Total California			1,139

Colorado — 0.0% (c)

Colorado Health Facilities Authority, Vail Valley Medical Centre Project Rev., 4.00%, 1/15/2045	175		186

Illinois — 0.0% (c)

Illinois Finance Authority, The University of Chicago Series 2013A, Rev., 4.00%, 4/1/2023 (q)	25		26

SEE NOTES TO FINANCIAL STATEMENTS.

234	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Municipal Bonds — continued

Indiana — 0.0% (c)

Indianapolis Local Public Improvement Bond Bank, Marion County Health and Hospital Series B-2, Rev., 6.12%, 1/15/2040	240		319

New Jersey — 0.0% (c)

New Jersey Transportation Trust Fund Authority, Transportation System Series 2012A, Rev., 5.00%, 6/15/2042	25		25

Texas — 0.0% (c)

North Texas Tollway Authority, First Tier Series B, Rev., 6.72%, 1/1/2049	131		205

Total Municipal Bonds (Cost $1,731)			1,900

Convertible Bonds — 0.0% (c)

Oil, Gas & Consumable Fuels — 0.0% (c)

Gulfport Energy Corp. 15.00% (PIK), 4/7/2022 ‡ (b) (Cost $258)	—	(i)	1,340

Mortgage-Backed Securities — 0.0%

GNMA II, 30 Year

Pool # BF2605, 5.50%, 5/20/2048	343		375

Pool # BJ9839, 4.38%, 4/20/2049	223		235

Total Mortgage-Backed Securities (Cost $609)			610

	NO. OF RIGHTS (000)
Rights — 0.0% (c)

Diversified Telecommunication Services — 0.0% (c)

Intelsat Jackson Holdings SA, expiring 12/5/2025 (Luxembourg) (Cost $-(i)) * ‡	31		—	(i)

	SHARES (000)
Short-Term Investments — 1.5%

Investment Companies — 1.5%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (r) (s) (Cost $180,356)	180,302		180,356

Total Investments — 99.0% (Cost $12,390,370)			11,973,754
Other Assets Less Liabilities — 1.0%			121,568

NET ASSETS — 100.0%			12,095,322

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CDO	Collateralized Debt Obligations
CLO	Collateralized Loan Obligations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of February 28, 2022. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
SPC	Special purpose company
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	235

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

(b)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2022.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2022.
(f)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(g)	Security is an interest bearing note with preferred security characteristics.
(h)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2022.
(i)	Amount rounds to less than one thousand.
(j)	Defaulted security.

(k)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.
(l)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(m)	All or a portion of this security is unsettled as of February 28, 2022. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(n)	Fund is subject to legal or contractual restrictions on the resale of the security.
(o)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of February 28, 2022.
(p)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(q)	Security is prerefunded or escrowed to maturity.
(r)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(s)	The rate shown is the current yield as of February 28, 2022.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of February 28, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
U.S. Treasury 2 Year Note	2,854	06/2022	USD	613,900	1,196
U.S. Treasury 5 Year Note	8,715	06/2022	USD	1,030,481	4,135
U.S. Treasury 10 Year Note	93	06/2022	USD	11,850	77
U.S. Treasury 10 Year Ultra Note	830	06/2022	USD	117,393	1,188
U.S. Treasury Long Bond	36	06/2022	USD	5,650	91
U.S. Treasury Ultra Bond	59	06/2022	USD	11,007	139

					6,826

Short Contracts
U.S. Treasury 2 Year Note	(6,830)	06/2022	USD	(1,469,144)	(3,110)
U.S. Treasury 5 Year Note	(2,383)	06/2022	USD	(281,771)	(1,122)
U.S. Treasury 10 Year Note	(13,374)	06/2022	USD	(1,704,141)	(10,836)
U.S. Treasury 10 Year Ultra Note	(5,100)	06/2022	USD	(721,331)	(6,983)
U.S. Treasury Long Bond	(2)	06/2022	USD	(314)	(5)
U.S. Treasury Ultra Bond	(1,073)	06/2022	USD	(200,181)	(2,230)

					(24,286)

					(17,460)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

236	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

Forward foreign currency exchange contracts outstanding as of February 28, 2022 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
BRL	401,638	USD	75,752	Citibank, NA**	3/15/2022	1,936
CAD	96,539	USD	76,158	Goldman Sachs International	3/15/2022	11
CNY	485,760	USD	76,158	Standard Chartered Bank**	3/15/2022	650
MXN	1,567,797	USD	76,158	Goldman Sachs International	3/15/2022	216
USD	76,324	CAD	96,539	Goldman Sachs International	3/15/2022	155
USD	76,790	ZAR	1,157,823	HSBC Bank, NA	3/15/2022	1,619

Total unrealized appreciation						4,587

USD	76,684	BRL	401,638	Standard Chartered Bank**	3/15/2022	(1,004)
USD	76,248	CNY	485,760	BNP Paribas**	3/15/2022	(560)
USD	76,308	MXN	1,567,797	Citibank, NA	3/15/2022	(66)
ZAR	57,840	USD	3,780	Goldman Sachs International	3/15/2022	(25)
ZAR	1,099,983	USD	72,378	HSBC Bank, NA	3/15/2022	(963)

Total unrealized depreciation						(2,618)

Net unrealized appreciation						1,969

Abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
CNY	China Yuan
MXN	Mexican Peso
USD	United States Dollar
ZAR	South African Rand
**	Non-deliverable forward.

Over-the-Counter (“OTC”) Credit default swap contracts outstanding — buy protection (a) as of February 28, 2022 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)	UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
Russian Federation, 2.25%, 3/31/2030	1.00	Quarterly	Barclays Bank plc	12/20/2026	21.75	USD 11,946	114	5,460	5,574
Russian Federation, 2.25%, 3/31/2030	1.00	Quarterly	Goldman Sachs International	12/20/2026	21.75	USD 7,492	112	3,384	3,496
Russian Federation, 2.25%, 3/31/2030	1.00	Quarterly	Goldman Sachs International	12/20/2026	21.75	USD 7,492	113	3,383	3,496
Russian Federation, 2.25%, 3/31/2030	1.00	Quarterly	Goldman Sachs International	12/20/2026	21.75	USD 22,474	352	10,135	10,487

							691	22,362	23,053

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	237

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

OTC Credit default swap contracts outstanding — sell protection (e) as of February 28, 2022 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE RECEIVED BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)	UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CMBX.NA.BBB-.11	3.00	Monthly	Citibank, NA	11/18/2054	4.76	USD 5,000	(274)	(140)	(414)
CMBX.NA.BBB-.11	3.00	Monthly	Morgan Stanley	11/18/2054	4.76	USD 10,000	(465)	(363)	(828)
CMBX.NA.BBB-.11	3.00	Monthly	Morgan Stanley	11/18/2054	4.76	USD 20,000	(785)	(870)	(1,655)
CMBX.NA.BBB-.11	3.00	Monthly	Morgan Stanley	11/18/2054	4.76	USD 15,000	(522)	(720)	(1,242)
CMBX.NA.BBB-.11	3.00	Monthly	Morgan Stanley	11/18/2054	4.76	USD 12,500	(653)	(382)	(1,035)
CMBX.NA.BBB-.12	3.00	Monthly	Citibank, NA	8/17/2061	4.74	USD 20,000	(919)	(936)	(1,855)
CMBX.NA.BBB-.12	3.00	Monthly	Citibank, NA	8/17/2061	4.74	USD 12,500	(1,071)	(87)	(1,158)
CMBX.NA.BBB-.12	3.00	Monthly	Merrill Lynch International	8/17/2061	4.74	USD 7,500	(40)	(656)	(696)
CMBX.NA.BBB-.12	3.00	Monthly	Merrill Lynch International	8/17/2061	4.74	USD 5,000	(170)	(293)	(463)
CMBX.NA.BBB-.12	3.00	Monthly	Merrill Lynch International	8/17/2061	4.74	USD 5,000	(244)	(220)	(464)
CMBX.NA.BBB-.12	3.00	Monthly	Merrill Lynch International	8/17/2061	4.74	USD 5,000	(55)	(409)	(464)
CMBX.NA.BBB-.12	3.00	Monthly	Morgan Stanley	8/17/2061	4.74	USD 12,500	(58)	(1,102)	(1,160)
CMBX.NA.BBB-.12	3.00	Monthly	Morgan Stanley	8/17/2061	4.74	USD 8,017	(93)	(650)	(743)
CMBX.NA.BBB-.12	3.00	Monthly	Morgan Stanley	8/17/2061	4.74	USD 12,500	(136)	(1,023)	(1,159)
CMBX.NA.BBB-.12	3.00	Monthly	Morgan Stanley	8/17/2061	4.74	USD 5,000	(242)	(222)	(464)
CMBX.NA.BBB-.12	3.00	Monthly	Morgan Stanley	8/17/2061	4.74	USD 2,500	(121)	(111)	(232)
CMBX.NA.BBB-.12	3.00	Monthly	Morgan Stanley	8/17/2061	4.74	USD 12,500	(365)	(795)	(1,160)
CMBX.NA.BBB-.12	3.00	Monthly	Morgan Stanley	8/17/2061	4.74	USD 5,500	(64)	(446)	(510)
CMBX.NA.BBB-.9	3.00	Monthly	Citibank, NA	9/17/2058	6.51	USD 2,500	(287)	12	(275)
CMBX.NA.BBB-.9	3.00	Monthly	Citibank, NA	9/17/2058	6.51	USD 8,000	(641)	(237)	(878)
CMBX.NA.BBB-.9	3.00	Monthly	Merrill Lynch International	9/17/2058	6.51	USD 5,000	(570)	22	(548)
CMBX.NA.BBB-.9	3.00	Monthly	Morgan Stanley	9/17/2058	6.51	USD 7,500	(860)	37	(823)
CMBX.NA.BBB-.9	3.00	Monthly	Morgan Stanley	9/17/2058	6.51	USD 12,500	(1,332)	(40)	(1,372)
CMBX.NA.BBB-.9	3.00	Monthly	Morgan Stanley	9/17/2058	6.51	USD 12,500	(1,375)	4	(1,371)
CMBX.NA.BBB-.9	3.00	Monthly	Morgan Stanley	9/17/2058	6.51	USD 7,500	(856)	33	(823)
CMBX.NA.BBB-.9	3.00	Monthly	Morgan Stanley	9/17/2058	6.51	USD 5,000	(496)	(53)	(549)
CMBX.NA.BBB-.9	3.00	Monthly	Morgan Stanley	9/17/2058	6.51	USD 12,500	(1,873)	504	(1,369)
CMBX.NA.BBB-.9	3.00	Monthly	Citibank, NA	9/17/2058	6.51	USD 10,000	(951)	(146)	(1,097)

							(15,518)	(9,289)	(24,807)

Centrally Cleared Credit default swap contracts outstanding — sell protection (e) as of February 28, 2022 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)	UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.36-V1	5.00	Quarterly	6/20/2026	3.47	USD 12,750	1,022	(152)	870
CDX.NA.HY.36-V1	5.00	Quarterly	6/20/2026	3.47	USD 77,500	5,740	(450)	5,290
CDX.NA.HY.37-V1	5.00	Quarterly	12/20/2026	3.64	USD 430,900	32,321	(3,781)	28,540

						39,083	(4,383)	34,700

(a)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(b)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

SEE NOTES TO FINANCIAL STATEMENTS.

238	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

(e)

The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

Abbreviations

CDX	Credit Default Swap Index
CMBX	Commercial Mortgage-Backed Securities Index
USD	United States Dollar

Summary of total OTC swap contracts outstanding as of February 28, 2022 (amounts in thousands):
	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets

OTC Credit default swap contracts outstanding — buy protection	691	23,053

Liabilities

OTC Credit default swap contracts outstanding — sell protection	(15,518)	(24,807)

Written Call Options Contracts as of February 28, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

Foreign Exchange USD/RUB	Goldman Sachs International	134,315	USD 134,315	USD 78.33	3/16/2022	(35,067)

Total Written Options Contracts (Premiums Received $35,067)						(35,067)

Abbreviations

RUB	Russian Ruble
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	239

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 34.1%

Aerospace & Defense — 1.4%

BAE Systems plc (United Kingdom) 3.40%, 4/15/2030 (a)	1,000	1,021

Boeing Co. (The) 1.43%, 2/4/2024	877	863

4.88%, 5/1/2025	541	575

2.75%, 2/1/2026	1,646	1,647

2.20%, 2/4/2026	1,072	1,046

3.10%, 5/1/2026	2,500	2,521

L3Harris Technologies, Inc. 3.85%, 12/15/2026	475	499

4.85%, 4/27/2035	500	570

Leidos, Inc. 2.30%, 2/15/2031	1,000	901

Northrop Grumman Corp. 2.93%, 1/15/2025	1,800	1,834

Precision Castparts Corp. 2.50%, 1/15/2023	500	504

3.25%, 6/15/2025	800	829

Raytheon Technologies Corp. 3.20%, 3/15/2024	300	307

3.15%, 12/15/2024	476	487

3.95%, 8/16/2025	1,500	1,581

2.25%, 7/1/2030	300	284

4.15%, 5/15/2045	311	328

Textron, Inc. 3.00%, 6/1/2030	1,100	1,083

		16,880

Airlines — 0.0% (b)

Continental Airlines Pass-Through Trust

Series 2012-2, Class A Shares, 4.00%, 10/29/2024	179	182

Auto Components — 0.0% (b)

Lear Corp. 2.60%, 1/15/2032	222	206

Automobiles — 0.6%

Daimler Finance North America LLC (Germany) 2.13%, 3/10/2025 (a)	1,250	1,242

General Motors Co. 6.13%, 10/1/2025	700	775

Hyundai Capital America 3.00%, 6/20/2022 (a)	530	532

2.85%, 11/1/2022 (a)	266	268

3.00%, 2/10/2027 (a)	1,345	1,342

2.38%, 10/15/2027 (a)	479	461

1.80%, 1/10/2028 (a)	308	285

Nissan Motor Co. Ltd. (Japan) 4.35%, 9/17/2027 (a)	1,600	1,647

Stellantis Finance US, Inc. 2.69%, 9/15/2031 (a)	378	350

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Automobiles — continued

Volkswagen Group of America Finance LLC (Germany) 1.63%, 11/24/2027 (a)	621	585

		7,487

Banks — 6.5%

ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.47%, 12/13/2029 (a) (c)	1,000	956

AIB Group plc (Ireland) 4.75%, 10/12/2023 (a)	800	829

Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (a)	1,000	1,059

Banco Santander SA (Spain) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (c)	200	189

2.75%, 12/3/2030	600	547

Bank of America Corp. 3.30%, 1/11/2023	32	33

(ICE LIBOR USD 3 Month + 0.78%), 3.55%, 3/5/2024 (c)	1,487	1,511

4.00%, 1/22/2025	1,154	1,198

4.45%, 3/3/2026	556	592

(SOFR + 1.15%), 1.32%, 6/19/2026 (c)	21	20

Series N, (SOFR + 0.91%), 1.66%, 3/11/2027 (c)	1,500	1,437

(SOFR + 0.96%), 1.73%, 7/22/2027 (c)	1,000	955

(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (c)	3,300	3,435

(SOFR + 1.53%), 1.90%, 7/23/2031 (c)	3,000	2,711

Bank of Ireland Group plc (Ireland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (a) (c)	1,125	1,058

Bank of Montreal (Canada) 2.35%, 9/11/2022	100	101

2.50%, 6/28/2024	500	505

(USD Swap Semi 5 Year + 1.28%), 4.34%, 10/5/2028 (c)	800	823

Bank of New Zealand (New Zealand) 3.50%, 2/20/2024 (a)	1,580	1,625

Bank of Nova Scotia (The) (Canada) 2.20%, 2/3/2025	600	597

Barclays plc (United Kingdom) 3.65%, 3/16/2025	1,255	1,286

(ICE LIBOR USD 3 Month + 1.61%), 3.93%, 5/7/2025 (c)	500	514

BNP Paribas SA (France) 3.38%, 1/9/2025 (a)	800	816

(ICE LIBOR USD 3 Month + 2.24%), 4.70%, 1/10/2025 (a) (c)	500	519

4.63%, 3/13/2027 (a)	1,000	1,054

SEE NOTES TO FINANCIAL STATEMENTS.

240	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Canadian Imperial Bank of Commerce (Canada) 3.10%, 4/2/2024	1,050	1,071

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025 (c)	500	510

(SOFR + 0.77%), 1.12%, 1/28/2027 (c)	3,700	3,483

4.45%, 9/29/2027	750	801

(SOFR + 1.15%), 2.67%, 1/29/2031 (c)	1,200	1,157

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	1,200	1,250

Citizens Financial Group, Inc. 2.64%, 9/30/2032	500	464

Cooperatieve Rabobank UA (Netherlands)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.73%), 1.98%, 12/15/2027 (a) (c)	1,000	969

Credit Agricole SA (France)

(SOFR + 1.68%), 1.91%, 6/16/2026 (a) (c)	1,500	1,460

(SOFR + 0.89%), 1.25%, 1/26/2027 (a) (c)	874	822

Discover Bank 2.45%, 9/12/2024	900	901

3.45%, 7/27/2026	447	460

DNB Bank ASA (Norway)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (a) (c)	1,450	1,365

HSBC Holdings plc (United Kingdom) 4.25%, 3/14/2024	800	829

(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (c)	1,800	1,839

(ICE LIBOR USD 3 Month + 1.35%), 4.29%, 9/12/2026 (c)	1,250	1,304

(SOFR + 1.73%), 2.01%, 9/22/2028 (c)	300	281

(SOFR + 2.39%), 2.85%, 6/4/2031 (c)	941	900

Huntington Bancshares, Inc. 2.55%, 2/4/2030	1,600	1,554

ING Groep NV (Netherlands) 3.95%, 3/29/2027	406	426

(SOFR + 1.01%), 1.73%, 4/1/2027 (c)	480	459

Lloyds Banking Group plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.44%, 2/5/2026 (c)	350	348

3.75%, 1/11/2027	1,269	1,316

Mitsubishi UFJ Financial Group, Inc. (Japan) 2.19%, 2/25/2025	1,550	1,537

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 2.34%, 1/19/2028 (c)	1,250	1,220

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Mizuho Financial Group Cayman 3 Ltd. (Japan) 4.60%, 3/27/2024 (a)	1,000	1,041

NatWest Group plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.55%), 4.52%, 6/25/2024 (c)	1,000	1,030

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (c)	286	272

(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (c)	620	662

NatWest Markets plc (United Kingdom) 0.80%, 8/12/2024 (a)	377	361

Nordea Bank Abp (Finland) 4.25%, 9/21/2022 (a)	591	600

1.50%, 9/30/2026 (a)	900	857

PNC Financial Services Group, Inc. (The) 2.55%, 1/22/2030	1,050	1,030

Royal Bank of Canada (Canada) 4.65%, 1/27/2026	1,097	1,181

Santander UK Group Holdings plc (United Kingdom)

(SOFR + 0.79%), 1.09%, 3/15/2025 (c)	1,632	1,584

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (c)	400	381

Societe Generale SA (France) 2.63%, 1/22/2025 (a)	1,200	1,189

4.25%, 4/14/2025 (a)	400	410

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (a) (c)	937	876

Standard Chartered plc (United Kingdom) 5.20%, 1/26/2024 (a)	1,200	1,250

Sumitomo Mitsui Financial Group, Inc. (Japan) 2.70%, 7/16/2024	1,982	2,001

2.35%, 1/15/2025	800	797

1.90%, 9/17/2028	1,000	936

Sumitomo Mitsui Trust Bank Ltd. (Japan) 1.55%, 3/25/2026 (a)	515	496

Svenska Handelsbanken AB (Sweden) 3.90%, 11/20/2023	442	459

Truist Bank 2.75%, 5/1/2023	1,500	1,517

UniCredit SpA (Italy)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (a) (c)	635	592

(USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (a) (c)	600	608

Wachovia Corp. 7.57%, 8/1/2026 (d)	700	832

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	241

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Wells Fargo & Co.

(SOFR + 1.09%), 2.41%, 10/30/2025 (c)	1,200	1,196

4.30%, 7/22/2027	600	640

(SOFR + 1.43%), 2.88%, 10/30/2030 (c)	1,000	984

Westpac Banking Corp. (Australia) 2.50%, 6/28/2022	1,100	1,106

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.35%), 2.89%, 2/4/2030 (c)	500	494

		76,478

Beverages — 0.5%

Anheuser-Busch Cos. LLC (Belgium) 3.65%, 2/1/2026	1,250	1,306

Coca-Cola Europacific Partners plc (United Kingdom) 1.50%, 1/15/2027 (a)	1,400	1,340

Coca-Cola Femsa SAB de CV (Mexico) 2.75%, 1/22/2030	250	240

1.85%, 9/1/2032	401	349

Constellation Brands, Inc. 3.15%, 8/1/2029	400	400

2.88%, 5/1/2030	119	116

Diageo Investment Corp. (United Kingdom) 2.88%, 5/11/2022	1,000	1,004

Keurig Dr Pepper, Inc. 4.42%, 5/25/2025	745	789

4.60%, 5/25/2028	400	436

		5,980

Biotechnology — 0.8%

AbbVie, Inc. 3.85%, 6/15/2024	1,250	1,293

2.95%, 11/21/2026	3,978	4,050

4.25%, 11/14/2028	1,000	1,080

Amgen, Inc. 1.65%, 8/15/2028	356	334

3.35%, 2/22/2032	397	406

Baxalta, Inc. 3.60%, 6/23/2022	35	35

Biogen, Inc. 2.25%, 5/1/2030	594	543

Gilead Sciences, Inc. 3.70%, 4/1/2024	1,000	1,032

3.50%, 2/1/2025	35	36

1.65%, 10/1/2030	400	362

Regeneron Pharmaceuticals, Inc.

1.75%, 9/15/2030	381	340

		9,511

Building Products — 0.0% (b)

CRH America Finance, Inc. (Ireland) 3.40%, 5/9/2027 (a)	222	231

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — 2.6%

Ameriprise Financial, Inc. 3.70%, 10/15/2024	550	572

Bank of New York Mellon Corp. (The) 3.40%, 1/29/2028	1,500	1,572

Blackstone Holdings Finance Co. LLC 4.75%, 2/15/2023 (a)	470	482

Blackstone Secured Lending Fund 3.65%, 7/14/2023	550	558

Brookfield Finance, Inc. (Canada) 4.25%, 6/2/2026	850	908

Charles Schwab Corp. (The) 3.20%, 3/2/2027	250	259

Credit Suisse AG (Switzerland) 3.63%, 9/9/2024	2,320	2,395

Credit Suisse Group AG (Switzerland) (SOFR + 1.73%), 3.09%, 5/14/2032 (a) (c)	378	358

Deutsche Bank AG (Germany) 3.95%, 2/27/2023	500	508

(SOFR + 2.16%), 2.22%, 9/18/2024 (c)	360	359

(SOFR + 1.32%), 2.55%, 1/7/2028 (c)	500	480

(SOFR + 1.72%), 3.04%, 5/28/2032 (c)	626	589

Goldman Sachs Group, Inc. (The) 4.00%, 3/3/2024	750	777

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (c)	403	410

4.25%, 10/21/2025	1,592	1,672

3.50%, 11/16/2026	1,750	1,793

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	1,000	1,035

(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (c)	500	530

(SOFR + 1.09%), 1.99%, 1/27/2032 (c)	800	721

(SOFR + 1.26%), 2.65%, 10/21/2032 (c)	500	474

Invesco Finance plc 3.75%, 1/15/2026	436	456

Macquarie Bank Ltd. (Australia) 2.30%, 1/22/2025 (a)	1,000	1,001

Macquarie Group Ltd. (Australia)

(ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (a) (c)	200	222

Morgan Stanley

(SOFR + 0.47%), 0.56%, 11/10/2023 (c)	2,000	1,984

(SOFR + 1.99%), 2.19%, 4/28/2026 (c)	2,000	1,974

4.35%, 9/8/2026	4,280	4,546

Nomura Holdings, Inc. (Japan) 2.33%, 1/22/2027	1,000	966

2.68%, 7/16/2030	453	429

TD Ameritrade Holding Corp. 2.95%, 4/1/2022	219	219

SEE NOTES TO FINANCIAL STATEMENTS.

242	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Capital Markets — continued

UBS Group AG (Switzerland)

(ICE LIBOR USD 3 Month + 0.95%), 2.86%, 8/15/2023 (a) (c)	700	704

(ICE LIBOR USD 3 Month + 1.47%), 3.13%, 8/13/2030 (a) (c)	449	444

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.75%, 2/11/2033 (a) (c)	750	715

		30,112

Chemicals — 0.4%

International Flavors & Fragrances, Inc. 1.83%, 10/15/2027 (a)	310	293

Linde, Inc. 2.20%, 8/15/2022	500	501

LYB International Finance III LLC 2.25%, 10/1/2030	1,000	938

Mosaic Co. (The) 3.25%, 11/15/2022	243	246

Nutrien Ltd. (Canada) 2.95%, 5/13/2030	200	199

PPG Industries, Inc. 1.20%, 3/15/2026	457	436

RPM International, Inc. 2.95%, 1/15/2032	238	232

Sherwin-Williams Co. (The) 3.30%, 2/1/2025	225	231

Westlake Corp. 3.60%, 8/15/2026	1,150	1,195

		4,271

Commercial Services & Supplies — 0.0% (b)

Republic Services, Inc. 1.45%, 2/15/2031	254	225

Construction & Engineering — 0.1%

Quanta Services, Inc.

2.90%, 10/1/2030	175	168

2.35%, 1/15/2032	690	626

		794

Construction Materials — 0.1%

CRH America, Inc. (Ireland) 3.88%, 5/18/2025 (a)	250	260

Martin Marietta Materials, Inc. 3.45%, 6/1/2027	260	271

3.50%, 12/15/2027	300	314

		845

Consumer Finance — 1.6%

AerCap Ireland Capital DAC (Ireland) 3.50%, 5/26/2022	400	402

3.30%, 1/23/2023	1,200	1,214

4.50%, 9/15/2023	234	241

2.88%, 8/14/2024	700	701

4.45%, 10/1/2025	800	831

2.45%, 10/29/2026	1,404	1,354

3.00%, 10/29/2028	635	612

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Finance — continued

American Express Co. 2.50%, 7/30/2024	1,000	1,014

Avolon Holdings Funding Ltd. (Ireland) 5.25%, 5/15/2024 (a)	850	888

3.95%, 7/1/2024 (a)	660	675

5.50%, 1/15/2026 (a)	400	426

2.13%, 2/21/2026 (a)	880	851

4.25%, 4/15/2026 (a)	1,080	1,110

4.38%, 5/1/2026 (a)	1,400	1,442

2.53%, 11/18/2027 (a)	3,603	3,374

Capital One Financial Corp.

(SOFR + 1.27%), 2.62%, 11/2/2032 (c)	1,500	1,400

General Motors Financial Co., Inc. 1.20%, 10/15/2024	480	467

2.35%, 1/8/2031	1,800	1,626

Park Aerospace Holdings Ltd. (Ireland) 5.50%, 2/15/2024 (a)	392	410

		19,038

Containers & Packaging — 0.1%

Graphic Packaging International LLC 1.51%, 4/15/2026 (a)	513	491

Packaging Corp. of America 3.00%, 12/15/2029	300	301

WRKCo, Inc. 3.00%, 9/15/2024	350	356

4.90%, 3/15/2029	150	166

		1,314

Diversified Financial Services — 0.5%

AIG Global Funding 2.30%, 7/1/2022 (a)	200	201

Hutchison Whampoa International 12 II Ltd. (United Kingdom) 3.25%, 11/8/2022 (a)	490	495

LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (a)	1,700	1,618

Mitsubishi HC Capital, Inc. (Japan) 3.96%, 9/19/2023 (a)	820	844

National Rural Utilities Cooperative Finance Corp. 3.40%, 2/7/2028	1,250	1,289

Shell International Finance BV (Netherlands) 3.88%, 11/13/2028	500	535

Siemens Financieringsmaatschappij NV (Germany) 3.13%, 3/16/2024 (a)	400	409

		5,391

Diversified Telecommunication Services — 0.6%

AT&T, Inc. 1.65%, 2/1/2028	3,400	3,205

NBN Co. Ltd. (Australia) 2.63%, 5/5/2031 (a)	1,100	1,054

Verizon Communications, Inc. 2.63%, 8/15/2026	2,000	1,998

4.02%, 12/3/2029	533	572

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	243

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Telecommunication Services — continued

1.68%, 10/30/2030	418	375

		7,204

Electric Utilities — 1.7%

American Electric Power Co., Inc. 2.03%, 3/15/2024	313	312

Arizona Public Service Co. 3.35%, 6/15/2024	372	380

Baltimore Gas and Electric Co. 2.80%, 8/15/2022	1,595	1,601

Cleveland Electric Illuminating Co. (The) 3.50%, 4/1/2028 (a)	476	484

4.55%, 11/15/2030 (a)	290	317

Connecticut Light and Power Co. (The)

Series A, 3.20%, 3/15/2027	700	720

DTE Electric Co. 2.65%, 6/15/2022	197	197

3.65%, 3/15/2024	500	516

Duke Energy Carolinas LLC 3.95%, 11/15/2028	1,500	1,622

6.45%, 10/15/2032	50	63

Duquesne Light Holdings, Inc. 2.53%, 10/1/2030 (a)	421	392

2.78%, 1/7/2032 (a)	254	239

Edison International 3.55%, 11/15/2024	1,050	1,071

Entergy Arkansas LLC 3.05%, 6/1/2023	765	774

3.50%, 4/1/2026	260	270

Entergy Mississippi LLC 2.85%, 6/1/2028	269	269

Evergy, Inc. 2.90%, 9/15/2029	368	365

Fells Point Funding Trust 3.05%, 1/31/2027 (a)	1,324	1,312

Fortis, Inc. (Canada) 3.06%, 10/4/2026	541	547

Indiana Michigan Power Co.

Series J, 3.20%, 3/15/2023	100	101

Interstate Power and Light Co. 4.10%, 9/26/2028	1,000	1,067

ITC Holdings Corp. 2.95%, 5/14/2030 (a)	251	247

Jersey Central Power & Light Co. 2.75%, 3/1/2032 (a)	288	277

Kentucky Utilities Co. 3.30%, 10/1/2025	200	205

Louisville Gas & Electric Co.

Series 25, 3.30%, 10/1/2025	94	97

NextEra Energy Capital Holdings, Inc. 2.25%, 6/1/2030	150	140

Niagara Mohawk Power Corp. 3.51%, 10/1/2024 (a)	938	961

NRG Energy, Inc. 2.45%, 12/2/2027 (a)	445	423

OGE Energy Corp. 0.70%, 5/26/2023	208	205

Oncor Electric Delivery Co. LLC 5.75%, 3/15/2029	300	351

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

Pacific Gas and Electric Co. 3.25%, 2/16/2024	1,250	1,259

4.55%, 7/1/2030	1,200	1,233

Pennsylvania Electric Co. 3.25%, 3/15/2028 (a)	256	257

PPL Electric Utilities Corp. 2.50%, 9/1/2022	224	225

Public Service Co. of New Hampshire 3.50%, 11/1/2023	283	289

SCE Recovery Funding LLC

Series A-2, 1.94%, 5/15/2038	285	262

Southern Co. (The)

Series 21-B, 1.75%, 3/15/2028	500	468

		19,518

Electrical Equipment — 0.1%

ABB Finance USA, Inc. (Switzerland) 2.88%, 5/8/2022	350	351

Eaton Corp. 3.10%, 9/15/2027	400	413

		764

Electronic Equipment, Instruments & Components — 0.1%

Arrow Electronics, Inc. 3.88%, 1/12/2028	926	963

Energy Equipment & Services — 0.1%

Baker Hughes Holdings LLC 3.34%, 12/15/2027	250	258

Halliburton Co. 3.80%, 11/15/2025	10	10

2.92%, 3/1/2030	150	148

Schlumberger Holdings Corp. 3.75%, 5/1/2024 (a)	460	472

		888

Entertainment — 0.1%

Walt Disney Co. (The) 7.43%, 10/1/2026	600	730

Equity Real Estate Investment Trusts (REITs) — 2.5%

Alexandria Real Estate Equities, Inc. 3.95%, 1/15/2027	285	303

3.38%, 8/15/2031	675	690

American Campus Communities Operating Partnership LP 2.25%, 1/15/2029	687	646

American Tower Corp. 2.40%, 3/15/2025	400	399

1.45%, 9/15/2026	2,078	1,970

1.50%, 1/31/2028	545	498

AvalonBay Communities, Inc. 3.35%, 5/15/2027	225	234

2.45%, 1/15/2031	900	878

Boston Properties LP 3.80%, 2/1/2024	909	934

SEE NOTES TO FINANCIAL STATEMENTS.

244	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — continued

Brixmor Operating Partnership LP 3.85%, 2/1/2025	375	389

2.25%, 4/1/2028	186	177

2.50%, 8/16/2031	450	416

Corporate Office Properties LP 2.00%, 1/15/2029	257	238

Crown Castle International Corp. 4.45%, 2/15/2026	1,200	1,269

Equinix, Inc. 2.90%, 11/18/2026	1,177	1,188

Essex Portfolio LP 1.65%, 1/15/2031	529	469

Extra Space Storage LP 2.35%, 3/15/2032	1,000	921

Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (a)	163	170

Healthcare Trust of America Holdings LP 3.10%, 2/15/2030	269	266

2.00%, 3/15/2031	575	522

Healthpeak Properties, Inc. 2.13%, 12/1/2028	310	298

Kilroy Realty LP 2.65%, 11/15/2033	850	774

Life Storage LP 2.20%, 10/15/2030	550	512

2.40%, 10/15/2031	476	443

Mid-America Apartments LP 1.70%, 2/15/2031	387	350

National Retail Properties, Inc. 3.60%, 12/15/2026	247	256

4.30%, 10/15/2028	550	590

Office Properties Income Trust 2.65%, 6/15/2026	218	207

2.40%, 2/1/2027	770	713

3.45%, 10/15/2031	466	427

Physicians Realty LP 2.63%, 11/1/2031	469	440

Public Storage 2.25%, 11/9/2031	495	473

Realty Income Corp. 3.88%, 7/15/2024	400	416

Regency Centers LP 2.95%, 9/15/2029	566	561

3.70%, 6/15/2030	400	417

Sabra Health Care LP 3.20%, 12/1/2031	682	634

Safehold Operating Partnership LP 2.80%, 6/15/2031	1,058	988

Scentre Group Trust 1 (Australia) 3.50%, 2/12/2025 (a)	400	411

Simon Property Group LP 2.00%, 9/13/2024	1,200	1,196

2.45%, 9/13/2029	520	502

SITE Centers Corp. 3.63%, 2/1/2025	100	102

UDR, Inc. 2.95%, 9/1/2026	106	108

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

3.50%, 7/1/2027	323	338

3.20%, 1/15/2030	260	260

2.10%, 8/1/2032	306	275

2.10%, 6/15/2033	400	354

Ventas Realty LP 3.75%, 5/1/2024	470	484

3.50%, 2/1/2025	90	93

4.13%, 1/15/2026	45	48

3.25%, 10/15/2026	363	371

Welltower, Inc. 4.50%, 1/15/2024	900	937

2.75%, 1/15/2032	600	574

WP Carey, Inc. 2.40%, 2/1/2031	285	267

2.25%, 4/1/2033	1,400	1,254

		28,650

Food & Staples Retailing — 0.3%

7-Eleven, Inc. 1.30%, 2/10/2028 (a)	1,120	1,021

Kroger Co. (The) 4.50%, 1/15/2029	950	1,045

5.40%, 7/15/2040	92	111

Sysco Corp. 3.25%, 7/15/2027	600	617

Walmart, Inc. 3.30%, 4/22/2024	200	206

		3,000

Food Products — 0.4%

Bunge Ltd. Finance Corp. 1.63%, 8/17/2025	900	874

Campbell Soup Co. 3.95%, 3/15/2025	300	313

2.38%, 4/24/2030	576	548

Cargill, Inc. 2.13%, 4/23/2030 (a)	400	380

Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	89	94

Mondelez International, Inc. 1.88%, 10/15/2032	1,200	1,078

Smithfield Foods, Inc. 5.20%, 4/1/2029 (a)	556	609

Tyson Foods, Inc. 3.90%, 9/28/2023	500	511

		4,407

Gas Utilities — 0.1%

Atmos Energy Corp. 2.63%, 9/15/2029	600	588

ONE Gas, Inc. 2.00%, 5/15/2030	248	231

		819

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	245

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Health Care Equipment & Supplies — 0.3%

Abbott Laboratories 3.88%, 9/15/2025	600	635

3.75%, 11/30/2026	650	693

Becton Dickinson and Co. 3.36%, 6/6/2024	46	47

3.70%, 6/6/2027	500	524

Boston Scientific Corp. 3.75%, 3/1/2026	316	329

4.00%, 3/1/2029	189	201

Medtronic, Inc. 3.50%, 3/15/2025	1,307	1,363

		3,792

Health Care Providers & Services — 1.0%

Anthem, Inc. 3.30%, 1/15/2023	700	711

3.65%, 12/1/2027	1,000	1,048

Cigna Corp. 3.50%, 6/15/2024	400	410

4.38%, 10/15/2028	1,000	1,084

CommonSpirit Health 3.35%, 10/1/2029	733	741

2.78%, 10/1/2030	600	585

CVS Health Corp. 1.88%, 2/28/2031	2,198	1,998

HCA, Inc. 4.13%, 6/15/2029	1,750	1,833

2.38%, 7/15/2031	400	368

Humana, Inc. 3.95%, 3/15/2027	650	687

Quest Diagnostics, Inc. 2.95%, 6/30/2030	93	92

2.80%, 6/30/2031	691	670

UnitedHealth Group, Inc. 2.75%, 2/15/2023	365	369

Universal Health Services, Inc. 2.65%, 10/15/2030 (a)	466	440

2.65%, 1/15/2032 (a)	365	340

		11,376

Hotels, Restaurants & Leisure — 0.4%

Expedia Group, Inc. 3.25%, 2/15/2030	1,400	1,381

McDonald’s Corp. 3.38%, 5/26/2025	1,250	1,296

3.80%, 4/1/2028	440	466

Starbucks Corp. 2.70%, 6/15/2022	326	327

2.25%, 3/12/2030	850	802

		4,272

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Household Durables — 0.1%

Lennar Corp. 5.25%, 6/1/2026	1,100	1,197

Independent Power and Renewable Electricity Producers — 0.0% (b)

Constellation Energy Generation LLC 3.40%, 3/15/2022	90	90

4.25%, 6/15/2022	90	90

		180

Industrial Conglomerates — 0.2%

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	1,600	1,798

Roper Technologies, Inc. 3.80%, 12/15/2026	1,000	1,052

		2,850

Insurance — 1.5%

AIA Group Ltd. (Hong Kong) 3.60%, 4/9/2029 (a)	595	627

3.38%, 4/7/2030 (a)	200	207

Allstate Corp. (The) 3.15%, 6/15/2023	651	662

American International Group, Inc. 3.75%, 7/10/2025	818	851

3.90%, 4/1/2026	400	421

Assurant, Inc. 4.20%, 9/27/2023	145	150

Athene Global Funding 2.75%, 6/25/2024 (a)	550	554

2.72%, 1/7/2029 (a)	1,100	1,061

Brighthouse Financial Global Funding 1.00%, 4/12/2024 (a)	528	514

Chubb INA Holdings, Inc. 2.70%, 3/13/2023	1,900	1,922

CNA Financial Corp. 3.95%, 5/15/2024	499	514

4.50%, 3/1/2026	364	391

CNO Global Funding 1.75%, 10/7/2026 (a)	531	507

2.65%, 1/6/2029 (a)	400	386

F&G Global Funding 2.30%, 4/11/2027 (a)	1,050	1,018

Guardian Life Global Funding 2.50%, 5/8/2022 (a)	500	501

3.40%, 4/25/2023 (a)	230	235

0.88%, 12/10/2025 (a)	800	763

Jackson National Life Global Funding 3.05%, 4/29/2026 (a)	1,135	1,158

Liberty Mutual Group, Inc. 4.25%, 6/15/2023 (a)	210	216

4.57%, 2/1/2029 (a)	1,000	1,112

Manulife Financial Corp. (Canada) 4.15%, 3/4/2026	449	476

Marsh & McLennan Cos., Inc. 3.88%, 3/15/2024	700	724

SEE NOTES TO FINANCIAL STATEMENTS.

246	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Insurance — continued

Metropolitan Life Global Funding I 3.88%, 4/11/2022 (a)	426	427

Principal Financial Group, Inc. 3.13%, 5/15/2023	471	479

3.70%, 5/15/2029	800	851

Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (a)	650	757

		17,484

Internet & Direct Marketing Retail — 0.2%

Amazon.com, Inc. 3.15%, 8/22/2027	900	941

3.88%, 8/22/2037	350	383

eBay, Inc. 2.60%, 5/10/2031	1,250	1,188

		2,512

IT Services — 0.1%

Global Payments, Inc. 2.15%, 1/15/2027	749	723

3.20%, 8/15/2029	600	592

		1,315

Leisure Products — 0.1%

Hasbro, Inc. 3.90%, 11/19/2029	850	890

Machinery — 0.1%

Stanley Black & Decker, Inc. 3.40%, 3/1/2026	900	941

Xylem, Inc. 3.25%, 11/1/2026	111	114

		1,055

Media — 0.9%

Charter Communications Operating LLC 4.91%, 7/23/2025	2,000	2,120

Comcast Corp. 3.70%, 4/15/2024	1,000	1,036

3.38%, 2/15/2025	1,226	1,265

3.15%, 3/1/2026	221	228

4.15%, 10/15/2028	1,050	1,138

Cox Communications, Inc. 3.50%, 8/15/2027 (a)	615	635

1.80%, 10/1/2030 (a)	450	398

Discovery Communications LLC 3.95%, 3/20/2028	900	928

Fox Corp. 4.71%, 1/25/2029	910	993

Grupo Televisa SAB (Mexico) 4.63%, 1/30/2026	285	301

Paramount Global 3.70%, 8/15/2024	480	499

2.90%, 1/15/2027	539	532

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued

Time Warner Entertainment Co. LP 8.38%, 7/15/2033	500	682

		10,755

Metals & Mining — 0.2%

Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (a)	500	460

2.85%, 4/27/2031 (a)	1,400	1,315

Nucor Corp. 4.00%, 8/1/2023	305	313

Steel Dynamics, Inc. 1.65%, 10/15/2027	374	352

Teck Resources Ltd. (Canada) 3.90%, 7/15/2030	400	410

		2,850

Multiline Retail — 0.1%

Kohl’s Corp. 3.38%, 5/1/2031	1,100	1,083

Multi-Utilities — 0.3%

CenterPoint Energy, Inc. 1.45%, 6/1/2026	288	276

CMS Energy Corp. 2.95%, 2/15/2027	170	170

Consolidated Edison Co. of New York, Inc. 3.80%, 5/15/2028	690	731

Dominion Energy, Inc.

Series B, 2.75%, 9/15/2022	350	352

NiSource, Inc. 3.95%, 3/30/2048	100	98

PG&E Energy Recovery Funding LLC

Series A-2, 2.28%, 1/15/2036	225	216

Public Service Enterprise Group, Inc. 1.60%, 8/15/2030	817	726

Puget Energy, Inc. 2.38%, 6/15/2028	234	222

WEC Energy Group, Inc. 1.38%, 10/15/2027	800	744

		3,535

Oil, Gas & Consumable Fuels — 3.3%

APT Pipelines Ltd. (Australia) 4.25%, 7/15/2027 (a)	922	982

BP Capital Markets America, Inc. 4.23%, 11/6/2028	500	540

2.72%, 1/12/2032	1,200	1,150

Cameron LNG LLC 2.90%, 7/15/2031 (a)	146	144

Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	750	810

5.13%, 6/30/2027	900	981

CNOOC Finance 2014 ULC (China) 4.25%, 4/30/2024	833	870

ConocoPhillips 3.75%, 10/1/2027 (a)	600	640

2.40%, 2/15/2031 (a)	125	123

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	247

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Coterra Energy, Inc. 3.90%, 5/15/2027 (a)	700	729

Diamondback Energy, Inc. 3.25%, 12/1/2026	1,300	1,328

Ecopetrol SA (Colombia) 4.13%, 1/16/2025	467	466

5.38%, 6/26/2026	773	789

Energy Transfer LP 2.90%, 5/15/2025	1,500	1,508

5.95%, 12/1/2025	506	555

4.40%, 3/15/2027	1,000	1,049

5.50%, 6/1/2027	244	269

Eni SpA (Italy) Series X-R, 4.00%, 9/12/2023 (a)	1,145	1,178

Enterprise Products Operating LLC 3.35%, 3/15/2023	225	228

3.90%, 2/15/2024	263	272

3.70%, 2/15/2026	651	680

3.95%, 2/15/2027	596	628

Equinor ASA (Norway) 2.88%, 4/6/2025	1,179	1,200

Exxon Mobil Corp. 2.71%, 3/6/2025	1,200	1,223

Flex Intermediate Holdco LLC 3.36%, 6/30/2031 (a)	1,632	1,561

Gray Oak Pipeline LLC 2.60%, 10/15/2025 (a)	312	309

3.45%, 10/15/2027 (a)	1,000	1,007

HollyFrontier Corp. 2.63%, 10/1/2023	95	95

5.88%, 4/1/2026	500	542

Kinder Morgan, Inc. 3.15%, 1/15/2023	1,500	1,517

Lundin Energy Finance BV (Netherlands) 2.00%, 7/15/2026 (a)	730	705

Marathon Petroleum Corp. 4.70%, 5/1/2025	464	493

MPLX LP 3.38%, 3/15/2023	200	203

4.13%, 3/1/2027	518	546

4.25%, 12/1/2027	118	124

2.65%, 8/15/2030	514	484

NGPL PipeCo LLC 3.25%, 7/15/2031 (a)	271	260

ONEOK Partners LP 3.38%, 10/1/2022	600	604

Ovintiv Exploration, Inc. 5.38%, 1/1/2026	480	518

Phillips 66 2.15%, 12/15/2030	700	646

Pioneer Natural Resources Co. 1.13%, 1/15/2026	700	665

1.90%, 8/15/2030	600	545

Plains All American Pipeline LP 3.65%, 6/1/2022	705	705

4.65%, 10/15/2025	800	847

3.55%, 12/15/2029	100	99

Sabine Pass Liquefaction LLC 4.50%, 5/15/2030	250	270

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Saudi Arabian Oil Co. (Saudi Arabia) 1.63%, 11/24/2025 (a)	210	203

Suncor Energy, Inc. (Canada) 5.95%, 12/1/2034	300	358

Texas Eastern Transmission LP 2.80%, 10/15/2022 (a)	1,153	1,160

TotalEnergies Capital Canada Ltd. (France) 2.75%, 7/15/2023	821	834

TotalEnergies Capital International SA (France) 2.70%, 1/25/2023	200	202

2.43%, 1/10/2025	600	607

TransCanada PipeLines Ltd. (Canada) 3.75%, 10/16/2023	2,345	2,403

Valero Energy Corp. 2.85%, 4/15/2025	294	296

Williams Cos., Inc. (The) 2.60%, 3/15/2031	1,350	1,275

		38,425

Pharmaceuticals — 0.6%

AstraZeneca plc (United Kingdom) 0.70%, 4/8/2026	400	376

1.38%, 8/6/2030	616	555

Bristol-Myers Squibb Co. 2.90%, 7/26/2024	638	653

3.40%, 7/26/2029	2,061	2,169

Mylan, Inc. 3.13%, 1/15/2023 (a)	600	606

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	700	718

Takeda Pharmaceutical Co. Ltd. (Japan) 2.05%, 3/31/2030	1,500	1,392

Zoetis, Inc. 3.00%, 9/12/2027	900	917

		7,386

Professional Services — 0.0% (b)

IHS Markit Ltd. 4.25%, 5/1/2029	346	380

Real Estate Management & Development — 0.0% (b)

Mitsui Fudosan Co. Ltd. (Japan) 3.65%, 7/20/2027 (a)	219	230

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada) 3.88%, 3/20/2027 (a)	325	344

		574

Road & Rail — 0.8%

CSX Corp. 3.25%, 6/1/2027	1,068	1,106

4.25%, 3/15/2029	500	543

ERAC USA Finance LLC 3.85%, 11/15/2024 (a)	650	675

JB Hunt Transport Services, Inc. 3.88%, 3/1/2026	400	421

SEE NOTES TO FINANCIAL STATEMENTS.

248	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Road & Rail — continued

Norfolk Southern Corp. 2.90%, 2/15/2023	562	568

3.85%, 1/15/2024	750	773

2.90%, 6/15/2026	200	205

Penske Truck Leasing Co. LP 4.20%, 4/1/2027 (a)	1,250	1,336

Ryder System, Inc. 4.63%, 6/1/2025	800	850

Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (a)	1,000	969

3.25%, 3/15/2032	796	766

Union Pacific Corp. 3.25%, 1/15/2025	850	875

2.40%, 2/5/2030	600	584

		9,671

Semiconductors & Semiconductor Equipment — 0.6%

Analog Devices, Inc. 3.50%, 12/5/2026	150	158

Broadcom, Inc. 4.11%, 9/15/2028	2,083	2,188

Intel Corp. 2.45%, 11/15/2029	1,400	1,367

Marvell Technology, Inc. 2.95%, 4/15/2031	650	626

Microchip Technology, Inc. 0.97%, 2/15/2024	834	813

0.98%, 9/1/2024 (a)	600	577

NXP BV (China) 2.50%, 5/11/2031 (a)	1,250	1,163

Xilinx, Inc. 2.38%, 6/1/2030	600	577

		7,469

Software — 0.2%

Citrix Systems, Inc. 1.25%, 3/1/2026	240	237

Oracle Corp. 2.88%, 3/25/2031	1,550	1,479

6.50%, 4/15/2038	50	62

		1,778

Specialty Retail — 0.3%

AutoZone, Inc. 1.65%, 1/15/2031	823	730

Home Depot, Inc. (The) 2.95%, 6/15/2029	1,500	1,534

Lowe’s Cos., Inc. 3.13%, 9/15/2024	1,004	1,025

O’Reilly Automotive, Inc. 3.55%, 3/15/2026	300	312

3.60%, 9/1/2027	463	484

		4,085

Technology Hardware, Storage & Peripherals — 0.3%

Apple, Inc. 2.75%, 1/13/2025	1,500	1,536

2.45%, 8/4/2026	300	305

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — continued

Dell International LLC 4.90%, 10/1/2026	600	650

5.30%, 10/1/2029	1,000	1,115

		3,606

Thrifts & Mortgage Finance — 0.2%

BPCE SA (France)

(SOFR + 1.09%), 2.05%, 10/19/2027 (a) (c)	1,114	1,068

(SOFR + 1.31%), 2.28%, 1/20/2032 (a) (c)	694	630

Nationwide Building Society (United Kingdom) 1.00%, 8/28/2025 (a)	963	911

		2,609

Tobacco — 0.3%

Altria Group, Inc. 2.45%, 2/4/2032	1,068	954

BAT Capital Corp. (United Kingdom) 3.22%, 8/15/2024	500	506

2.26%, 3/25/2028	1,062	991

Philip Morris International, Inc. 3.38%, 8/11/2025	850	878

		3,329

Trading Companies & Distributors — 0.5%

Air Lease Corp. 3.88%, 7/3/2023	400	409

3.00%, 9/15/2023	1,400	1,414

1.88%, 8/15/2026	624	592

3.63%, 4/1/2027	1,000	1,021

Aircastle Ltd. 4.40%, 9/25/2023	550	564

Aviation Capital Group LLC 5.50%, 12/15/2024 (a)	860	915

BOC Aviation Ltd. (Singapore) 3.50%, 10/10/2024 (a)	400	410

		5,325

Water Utilities — 0.1%

American Water Capital Corp. 3.40%, 3/1/2025	664	686

Wireless Telecommunication Services — 0.2%

T-Mobile USA, Inc. 2.05%, 2/15/2028	775	737

3.88%, 4/15/2030	1,400	1,448

		2,185

Total Corporate Bonds (Cost $405,358)		398,542

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	249

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 25.5%

U.S. Treasury Inflation Indexed Notes 0.63%, 4/15/2023 (e)	136,637	160,985

0.63%, 1/15/2024	45,669	57,998

0.25%, 1/15/2025	46,319	58,133

U.S. Treasury Notes 0.25%, 8/31/2025	2,000	1,901

1.25%, 9/30/2028	19,000	18,316

Total U.S. Treasury Obligations (Cost $294,951)		297,333

Commercial Mortgage-Backed Securities -11.1%

20 Times Square Trust

Series 2018-20TS, Class A, 3.10%, 5/15/2035 (a) (f)	1,162	1,163

BB-UBS Trust

Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (a)	1,400	1,412

FHLMC, Multi-Family Structured Pass-Through Certificates

Series KJ08, Class A2, 2.36%, 8/25/2022	41	41

Series KJ13, Class A2, 2.86%, 8/25/2022	273	274

Series KJ18, Class A2, 3.07%, 8/25/2022	212	212

Series KJ09, Class A2, 2.84%, 9/25/2022	113	114

Series KSMC, Class A2, 2.62%, 1/25/2023	6,000	6,067

Series K027, Class A2, 2.64%, 1/25/2023	800	808

Series KJ11, Class A2, 2.93%, 1/25/2023	427	431

Series K029, Class A2, 3.32%, 2/25/2023 (f)	1,978	2,009

Series K034, Class A2, 3.53%, 7/25/2023 (f)	5,000	5,118

Series K036, Class A2, 3.53%, 10/25/2023 (f)	3,000	3,079

Series K038, Class A2, 3.39%, 3/25/2024	4,768	4,904

Series K727, Class AM, 3.04%, 7/25/2024	1,400	1,427

Series K039, Class A2, 3.30%, 7/25/2024	2,550	2,629

Series J22F, Class A2, 4.09%, 9/25/2024	200	207

Series K729, Class A2, 3.14%, 10/25/2024	1,219	1,250

Series K041, Class A2, 3.17%, 10/25/2024	7,000	7,215

Series K046, Class A2, 3.21%, 3/25/2025	2,503	2,592

Series KL3L, Class ALNZ, 3.46%, 4/25/2025 (f)	2,000	2,064

Series KPLB, Class A, 2.77%, 5/25/2025	1,750	1,792

Series K048, Class A2, 3.28%, 6/25/2025 (f)	3,480	3,616

Series K049, Class A2, 3.01%, 7/25/2025	2,469	2,547

Series KLU2, Class A7, 2.23%, 9/25/2025 (f)	334	336

Series K056, Class A2, 2.53%, 5/25/2026	4,000	4,074

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series K058, Class A1, 2.34%, 7/25/2026	1,444	1,459

Series K737, Class AM, 2.10%, 10/25/2026	3,110	3,102

Series K060, Class A2, 3.30%, 10/25/2026	2,000	2,102

Series K066, Class A2, 3.12%, 6/25/2027	1,362	1,427

Series K067, Class A2, 3.19%, 7/25/2027	1,686	1,775

Series K069, Class A2, 3.19%, 9/25/2027 (f)	3,235	3,400

Series K070, Class A2, 3.30%, 11/25/2027 (f)	910	962

Series K072, Class A2, 3.44%, 12/25/2027	473	504

Series K081, Class A1, 3.88%, 2/25/2028	1,092	1,161

Series K078, Class A2, 3.85%, 6/25/2028	1,541	1,683

Series K079, Class A2, 3.93%, 6/25/2028	3,600	3,952

Series K083, Class A2, 4.05%, 9/25/2028 (f)	594	657

FNMA ACES

Series 2013-M7, Class A2, 2.28%, 12/27/2022	878	881

Series 2013-M9, Class A2, 2.39%, 1/25/2023 (f)	2,711	2,725

Series 2013-M13, Class A2, 2.64%, 4/25/2023 (f)	939	944

Series 2014-M1, Class A2, 3.09%, 7/25/2023 (f)	1,437	1,461

Series 2014-M2, Class A2, 3.51%, 12/25/2023 (f)	3,478	3,561

Series 2014-M3, Class A2, 3.50%, 1/25/2024 (f)	868	887

Series 2014-M8, Class A2, 3.06%, 6/25/2024 (f)	4,711	4,791

Series 2014-M13, Class A2, 3.02%, 8/25/2024 (f)	1,332	1,359

Series 2016-M6, Class A2, 2.49%, 5/25/2026	800	814

Series 2015-M10, Class A2, 3.09%, 4/25/2027 (f)	1,374	1,435

Series 2017-M8, Class A2, 3.06%, 5/25/2027 (f)	1,461	1,524

Series 2017-M12, Class A2, 3.07%, 6/25/2027 (f)	3,395	3,555

Series 2017-M13, Class A2, 2.93%, 9/25/2027 (f)	411	429

Series 2018-M2, Class A2, 2.90%, 1/25/2028 (f)	3,400	3,511

Series 2018-M4, Class A2, 3.06%, 3/25/2028 (f)	2,237	2,364

Series 2018-M9, Class APT2, 3.12%, 4/25/2028 (f)	3,513	3,663

SEE NOTES TO FINANCIAL STATEMENTS.

250	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2018-M14, Class A2, 3.58%, 8/25/2028 (f)	400	433

Series 2017-M5, Class A2, 3.12%, 4/25/2029 (f)	3,268	3,452

Series 2018-M3, Class A2, 3.08%, 2/25/2030 (f)	1,384	1,460

Series 2020-M50, Class A1, 0.67%, 10/25/2030	864	821

Series 2020-M50, Class A2, 1.20%, 10/25/2030	415	393

Series 2020-M50, Class X1, IO, 1.91%, 10/25/2030 (f)	6,574	647

Series 2021-M11, Class A2, 1.46%, 3/25/2031 (f)	1,517	1,418

Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	62	59

Series 2021-M3, Class X1, IO, 1.98%, 11/25/2033 (f)	376	47

FREMF Mortgage Trust

Series 2015-K44, Class B, 3.67%, 1/25/2048 (a) (f)	1,500	1,541

Series 2016-K722, Class B, 3.87%, 7/25/2049 (a) (f)	735	748

Morgan Stanley Capital I Trust

Series 2021-PLZA, Class A, 2.57%, 11/9/2043 (a)	1,958	1,872

MRCD MARK Mortgage Trust

Series 2019-PARK, Class A, 2.72%, 12/15/2036 (a)	300	298

SLG Office Trust

Series 2021-OVA, Class A, 2.59%, 7/15/2041 (a)	1,770	1,714

UBS-BAMLL Trust

Series 2012-WRM, Class A, 3.66%, 6/10/2030 (a)	866	865

UBS-Barclays Commercial Mortgage Trust

Series 2013-C6, Class A4, 3.24%, 4/10/2046	1,486	1,500

Series 2012-C2, Class A4, 3.53%, 5/10/2063	879	879

Total Commercial Mortgage-Backed Securities (Cost $127,474)		129,616

Asset-Backed Securities — 10.8%

Air Canada Pass-Through Trust (Canada)

Series 2013-1, Class A, 4.13%, 5/15/2025 (a)	396	398

Series 2017-1, Class AA, 3.30%, 1/15/2030 (a)	504	500

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aligned Data Centers Issuer LLC

Series 2021-1A, Class A2, 1.94%, 8/15/2046 (a)	1,966	1,883

Ally Auto Receivables Trust

Series 2019-1, Class A3, 2.91%, 9/15/2023	75	76

American Airlines Pass-Through Trust

Series 2016-3, Class AA, 3.00%, 10/15/2028	157	156

Series 2017-1, Class AA, 3.65%, 2/15/2029	214	219

Series 2021-1, Class B, 3.95%, 7/11/2030	1,400	1,335

American Credit Acceptance Receivables Trust

Series 2021-1, Class A, 0.35%, 5/13/2024 (a)	87	87

Series 2022-1, Class A, 0.99%, 12/15/2025 (a)	1,881	1,876

American Express Credit Account Master Trust

Series 2019-1, Class A, 2.87%, 10/15/2024	1,120	1,121

American Tower Trust #1

REIT, 3.07%, 3/15/2023 (a)	500	501

AmeriCredit Automobile Receivables Trust

Series 2019-2, Class A3, 2.28%, 1/18/2024	148	148

Series 2020-1, Class A3, 1.11%, 8/19/2024	389	390

Series 2020-2, Class A3, 0.66%, 12/18/2024	166	166

Series 2021-1, Class A3, 0.37%, 8/18/2025	1,100	1,091

Series 2020-3, Class B, 0.76%, 12/18/2025	740	733

Series 2021-2, Class B, 0.69%, 1/19/2027	704	685

AMSR Trust

Series 2020-SFR5, Class A, 1.38%, 11/17/2037 (a)	527	504

Amur Equipment Finance Receivables X LLC

Series 2022-1A, Class A2, 1.64%, 10/20/2027 (a)	1,738	1,720

Avis Budget Rental Car Funding AESOP LLC

Series 2020-1A, Class A, 2.33%, 8/20/2026 (a)	710	710

BA Credit Card Trust

Series 2019-A1, Class A1, 1.74%, 1/15/2025	1,600	1,607

Series 2020-A1, Class A1, 0.34%, 5/15/2026	930	908

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	251

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Business Jet Securities LLC

Series 2020-1A, Class A, 2.98%, 11/15/2035 (a)	332	331

CarMax Auto Owner Trust

Series 2018-3, Class A3, 3.13%, 6/15/2023	42	43

Series 2018-4, Class A3, 3.36%, 9/15/2023	44	44

Series 2019-1, Class A3, 3.05%, 3/15/2024	191	192

Series 2020-1, Class A3, 1.89%, 12/16/2024	555	558

Series 2020-3, Class A3, 0.62%, 3/17/2025	611	608

Series 2021-1, Class A3, 0.34%, 12/15/2025	2,520	2,468

Carvana Auto Receivables Trust

Series 2019-2A, Class C, 3.00%, 6/17/2024 (a)	793	796

Series 2021-P3, Class A3, 0.70%, 11/10/2026	1,230	1,199

Series 2021-P4, Class A4, 1.64%, 12/10/2027	2,700	2,646

CIG Auto Receivables Trust

Series 2021-1A, Class A, 0.69%, 4/14/2025 (a)	651	646

Continental Airlines Pass-Through Trust

Series 2007-1, Class A, 5.98%, 4/19/2022	60	60

CoreVest American Finance Trust

Series 2019-3, Class A, 2.71%, 10/15/2052 (a)	222	222

CPS Auto Receivables Trust

Series 2021-A, Class A, 0.35%, 1/16/2024 (a)	19	19

Series 2021-B, Class B, 0.81%, 12/15/2025 (a)	1,248	1,235

Credit Acceptance Auto Loan Trust

Series 2019-3A, Class A, 2.38%, 11/15/2028 (a)	177	178

Series 2020-1A, Class A, 2.01%, 2/15/2029 (a)	1,575	1,578

Series 2020-2A, Class A, 1.37%, 7/16/2029 (a)	3,500	3,489

Series 2020-3A, Class A, 1.24%, 10/15/2029 (a)	2,000	1,986

Series 2021-2A, Class A, 0.96%, 2/15/2030 (a)	1,396	1,370

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-3A, Class A, 1.00%, 5/15/2030 (a)	695	678

Drive Auto Receivables Trust

Series 2021-1, Class A3, 0.44%, 11/15/2024	509	508

Series 2020-2, Class B, 1.42%, 3/17/2025	124	124

Series 2021-3, Class B, 1.11%, 5/15/2026	357	352

DT Auto Owner Trust

Series 2020-3A, Class B, 0.91%, 12/16/2024 (a)	535	534

Series 2019-2A, Class C, 3.18%, 2/18/2025 (a)	230	231

Series 2021-1A, Class B, 0.62%, 9/15/2025 (a)	272	270

Series 2022-1A, Class A, 1.58%, 4/15/2026 (a)	2,400	2,401

Series 2021-3A, Class C, 0.87%, 5/17/2027 (a)	1,292	1,254

Series 2021-4A, Class D, 1.99%, 9/15/2027 (a)	760	734

Exeter Automobile Receivables Trust

Series 2022-1A, Class A2, 1.15%, 6/17/2024	1,890	1,889

Series 2020-3A, Class B, 0.79%, 9/16/2024	226	226

Series 2021-1A, Class B, 0.50%, 2/18/2025	1,082	1,080

Series 2021-2A, Class B, 0.57%, 9/15/2025	719	714

Series 2021-3A, Class B, 0.69%, 1/15/2026	594	587

Series 2021-4A, Class B, 1.05%, 5/15/2026	946	932

Fifth Third Auto Trust

Series 2019-1, Class A4, 2.69%, 11/16/2026	355	359

First Investors Auto Owner Trust

Series 2021-1A, Class A, 0.45%, 3/16/2026 (a)	223	221

FirstKey Homes Trust

Series 2020-SFR2, Class A, 1.27%, 10/19/2037 (a)	379	361

Series 2021-SFR1, Class E1, 2.39%, 8/17/2038 (a)	600	558

Series 2021-SFR2, Class D, 2.06%, 9/17/2038 ‡ (a)	2,900	2,691

SEE NOTES TO FINANCIAL STATEMENTS.

252	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Flagship Credit Auto Trust

Series 2020-4, Class A, 0.53%, 4/15/2025 (a)	1,036	1,034

Series 2019-2, Class B, 2.92%, 4/15/2025 (a)	361	362

Series 2019-4, Class C, 2.77%, 12/15/2025 (a)	310	312

Series 2021-4, Class A, 0.81%, 7/17/2026 (a)	1,414	1,398

Series 2022-1, Class A, 1.79%, 10/15/2026 (a)	2,600	2,587

Series 2021-3, Class A, 0.36%, 7/15/2027 (a)	1,615	1,593

Ford Credit Auto Lease Trust

Series 2020-A, Class A3, 1.85%, 3/15/2023	38	38

Series 2020-B, Class A4, 0.69%, 10/15/2023	456	455

Series 2021-A, Class A3, 0.26%, 2/15/2024	921	916

Ford Credit Auto Owner Trust

Series 2018-B, Class A4, 3.38%, 3/15/2024	324	327

FREED ABS Trust

Series 2021-2, Class A, 0.68%, 6/19/2028 (a)	93	93

FRTKL

Series 2021-SFR1, Class A, 1.57%, 9/17/2038 (a)	2,118	2,010

GLS Auto Receivables Issuer Trust

Series 2020-4A, Class A, 0.52%, 2/15/2024 (a)	53	53

Series 2021-4A, Class A, 0.84%, 7/15/2025 (a)	1,850	1,841

Series 2021-3A, Class C, 1.11%, 9/15/2026 (a)	815	792

GLS Auto Receivables Trust

Series 2021-2A, Class B, 0.77%, 9/15/2025 (a)	408	403

GM Financial Automobile Leasing Trust

Series 2020-3, Class A3, 0.45%, 8/21/2023	580	579

Series 2021-3, Class A3, 0.39%, 10/21/2024	1,137	1,116

GM Financial Consumer Automobile Receivables Trust

Series 2018-3, Class A3, 3.02%, 5/16/2023	57	57

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-1, Class A3, 1.84%, 9/16/2024	2,172	2,179

Series 2021-1, Class A3, 0.35%, 10/16/2025	468	462

Series 2021-1, Class A4, 0.54%, 5/17/2027	2,800	2,701

GM Financial Leasing Trust

Series 2021-1, Class A4, 0.33%, 2/20/2025	1,000	986

Harley-Davidson Motorcycle Trust

Series 2019-A, Class A3, 2.34%, 2/15/2024	150	150

HERO Funding (Cayman Islands)

Series 2017-3A, Class A2, 3.95%, 9/20/2048 (a)	166	168

Hertz Vehicle Financing III LLC

Series 2022-1A, Class A, 1.99%, 6/25/2026 (a)	922	910

Honda Auto Receivables Owner Trust

Series 2019-4, Class A3, 1.83%, 1/18/2024	295	296

Hyundai Auto Lease Securitization Trust

Series 2020-B, Class A3, 0.51%, 9/15/2023 (a)	1,185	1,183

Series 2021-A, Class A3, 0.33%, 1/16/2024 (a)	461	458

Mercedes-Benz Auto Lease Trust

Series 2019-B, Class A3, 2.00%, 10/17/2022	4	4

Series 2020-A, Class A3, 1.84%, 12/15/2022	174	174

Series 2021-A, Class A3, 0.25%, 1/16/2024	753	748

MVW LLC

Series 2021-2A, Class A, 1.43%, 5/20/2039 (a)	1,178	1,139

Series 2021-1WA, Class A, 1.14%, 1/22/2041 (a)	258	250

Nissan Auto Lease Trust

Series 2020-B, Class A3, 0.43%, 10/16/2023	755	753

Nissan Auto Receivables Owner Trust

Series 2018-C, Class A3, 3.22%, 6/15/2023	108	109

Octane Receivables Trust

Series 2020-1A, Class A, 1.71%, 2/20/2025 (a)	957	957

PRET LLC

Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 ‡ (a) (d)	1,256	1,231

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	253

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Progress Residential Trust

Series 2020-SFR3, Class B, 1.50%, 10/17/2027 ‡ (a)	785	737

Series 2021-SFR2, Class E1, 2.55%, 4/19/2038 (a)	350	327

Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 ‡ (a)	1,144	1,055

Series 2021-SFR11, Class A, 2.28%, 1/17/2039 (a)	2,000	1,940

Series 2021-SFR9, Class E1, 2.81%, 11/17/2040 (a)	1,048	953

Santander Consumer Auto Receivables Trust

Series 2021-AA, Class A3, 0.33%, 10/15/2025 (a)	510	505

Santander Drive Auto Receivables Trust

Series 2022-1, Class A2, 1.36%, 12/16/2024	2,100	2,099

Series 2020-3, Class B, 0.69%, 3/17/2025	607	607

Series 2021-1, Class B, 0.50%, 4/15/2025	1,825	1,820

Series 2021-3, Class B, 0.60%, 12/15/2025	1,426	1,412

Series 2020-4, Class C, 1.01%, 1/15/2026	465	461

Series 2021-2, Class C, 0.90%, 6/15/2026	956	947

Santander Retail Auto Lease Trust

Series 2022-A, Class A3, 1.34%, 7/21/2025 (a)	611	603

Spirit Airlines Pass-Through Trust

Series 2017-1, Class AA, 3.38%, 2/15/2030	120	118

Tesla Auto Lease Trust

Series 2019-A, Class A3, 2.16%, 10/20/2022 (a)	236	237

Series 2021-B, Class A4, 0.63%, 9/22/2025 (a)	715	695

Theorem Funding Trust

Series 2021-1A, Class A, 1.21%, 12/15/2027 (a)	1,535	1,523

Toyota Auto Receivables Owner Trust

Series 2020-A, Class A3, 1.66%, 5/15/2024	253	254

Series 2021-A, Class A3, 0.26%, 5/15/2025	1,651	1,630

Series 2020-C, Class A4, 0.57%, 10/15/2025	532	520

United Airlines Pass-Through Trust

Series 2016-1, Class AA, 3.10%, 7/7/2028	1,068	1,080

Series 2016-2, Class AA, 2.88%, 10/7/2028	1,104	1,100

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2018-1, Class AA, 3.50%, 3/1/2030	684	693

Series 2018-1, Class A, 3.70%, 3/1/2030	1,167	1,153

United Auto Credit Securitization Trust

Series 2021-1, Class C, 0.84%, 6/10/2026 (a)	270	267

US Auto Funding

Series 2021-1A, Class A, 0.79%, 7/15/2024 (a)	921	916

Volkswagen Auto Lease Trust

Series 2020-A, Class A3, 0.39%, 1/22/2024	471	469

VOLT C LLC

Series 2021-NPL9, Class A1, 1.99%, 5/25/2051 (a) (d)	609	593

VOLT CI LLC

Series 2021-NP10, Class A1, 1.99%, 5/25/2051 (a) (d)	979	962

VOLT XCIII LLC

Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (a) (d)	938	918

VOLT XCIV LLC

Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (d)	1,293	1,270

VOLT XCIX LLC

Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (a) (d)	737	720

VOLT XCVI LLC

Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (a) (d)	1,359	1,336

VOLT XCVII LLC

Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (a) (d)	1,618	1,589

Westgate Resorts LLC

Series 2022-1A, Class A, 1.79%, 8/20/2036 (a)	1,338	1,324

Westlake Automobile Receivables Trust

Series 2020-2A, Class A2A, 0.93%, 2/15/2024 (a)	137	137

Series 2021-3A, Class A3, 0.95%, 6/16/2025 (a)	550	545

Series 2020-3A, Class B, 0.78%, 11/17/2025 (a)	815	811

Series 2021-3A, Class D, 2.12%, 1/15/2027 (a)	806	790

World Omni Auto Receivables Trust

Series 2020-A, Class A3, 1.70%, 1/17/2023	1,650	1,654

SEE NOTES TO FINANCIAL STATEMENTS.

254	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Asset-Backed Securities — continued

Series 2018-C, Class A3, 3.13%, 11/15/2023	709		712

Series 2019-B, Class A3, 2.59%, 7/15/2024	253		255

Series 2021-A, Class A3, 0.30%, 1/15/2026	1,548		1,531

Series 2021-C, Class A3, 0.44%, 8/17/2026	747		731

World Omni Automobile Lease Securitization Trust

Series 2021-A, Class A3, 0.42%, 8/15/2024	912		894

Series 2020-B, Class A4, 0.52%, 2/17/2026	480		473

World Omni Select Auto Trust

Series 2020-A, Class A3, 0.55%, 7/15/2025	540		539

Total Asset-Backed Securities (Cost $127,730)			125,915

Mortgage-Backed Securities -8.3%

FHLMC Gold Pools, 15 Year

Pool # G13603, 5.50%, 2/1/2024	1		1

FHLMC Gold Pools, 20 Year

Pool # C91030, 5.50%, 5/1/2027	36		39

Pool # C91802, 3.50%, 1/1/2035	2,650		2,766

FHLMC Gold Pools, 30 Year

Pool # A15232, 5.00%, 10/1/2033	117		130

Pool # A57681, 6.00%, 12/1/2036	1		1

Pool # G06493, 4.50%, 5/1/2041	518		563

FHLMC Gold Pools, Other

Pool # U90690, 3.50%, 6/1/2042	535		563

FHLMC UMBS, 30 Year

Pool # ZM6956, 4.50%, 6/1/2048	1,138		1,223

Pool # RA6702, 3.00%, 2/1/2052	3,786		3,828

FNMA

Pool # AM2292, ARM, 0.46%, 1/1/2023 (f)	714		713

Pool # BS5117, 2.58%, 3/1/2032 (g)	2,400		2,431

FNMA UMBS, 15 Year

Pool # 995381, 6.00%, 1/1/2024	—	(h)	—	(h)

FNMA UMBS, 20 Year

Pool # MA1138, 3.50%, 8/1/2032	446		465

Pool # AP9584, 3.00%, 10/1/2032	2,130		2,154

FNMA UMBS, 30 Year

Pool # AL0045, 6.00%, 12/1/2032	198		224

Pool # 735503, 6.00%, 4/1/2035	51		56

Pool # 888460, 6.50%, 10/1/2036	317		367

Pool # 888890, 6.50%, 10/1/2037	7		8

Pool # 949320, 7.00%, 10/1/2037	41		44

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 995149, 6.50%, 10/1/2038	17	19

Pool # 994410, 7.00%, 11/1/2038	146	172

Pool # AD9151, 5.00%, 8/1/2040	247	275

Pool # AE0681, 4.50%, 12/1/2040	555	598

Pool # BM3500, 4.00%, 9/1/2047	1,104	1,181

Pool # BM3499, 4.00%, 12/1/2047	1,336	1,404

Pool # BE8354, 4.00%, 3/1/2048	676	708

Pool # CB2637, 2.50%, 1/1/2052	2,685	2,653

Pool # CB2670, 3.00%, 1/1/2052	2,384	2,426

FNMA, Other

Pool # 471881, 2.67%, 7/1/2022	2,000	1,999

Pool # 471828, 2.65%, 8/1/2022	2,000	1,999

Pool # AM1804, 2.19%, 12/1/2022	804	806

Pool # AM1619, 2.34%, 12/1/2022	2,081	2,089

Pool # AM2285, 2.41%, 1/1/2023	3,288	3,303

Pool # AL3594, 2.71%, 4/1/2023 (f)	1,087	1,097

Pool # AM3301, 2.35%, 5/1/2023	2,067	2,081

Pool # AM3244, 2.52%, 5/1/2023	3,000	3,024

Pool # AM3432, 2.40%, 7/1/2023	2,844	2,866

Pool # AM4628, 3.69%, 11/1/2023	1,097	1,123

Pool # AM4716, 3.38%, 12/1/2023	1,395	1,423

Pool # AM7290, 2.97%, 12/1/2024	385	395

Pool # AM8674, 2.81%, 4/1/2025	2,200	2,259

Pool # AM8846, 2.68%, 5/1/2025	1,837	1,878

Pool # AN0029, 3.10%, 9/1/2025	2,368	2,458

Pool # AN1413, 2.49%, 5/1/2026	809	824

Pool # AN1497, 2.61%, 6/1/2026	860	881

Pool # AN1243, 2.64%, 6/1/2026	1,600	1,641

Pool # AN1247, 2.64%, 6/1/2026	1,576	1,617

Pool # AN6732, 2.83%, 5/1/2027	1,200	1,243

Pool # AN7338, 3.06%, 11/1/2027	980	1,028

Pool # AN7943, 3.10%, 1/1/2028	2,455	2,583

Pool # AN1161, 3.05%, 4/1/2028	967	966

Pool # AN9486, 3.57%, 6/1/2028	3,716	4,000

Pool # AN2069, 2.35%, 8/1/2028	1,427	1,446

Pool # BL0907, 3.88%, 12/1/2028	700	769

Pool # BM4162, 3.20%, 10/1/2029 (f)	464	493

Pool # BL4333, 2.52%, 11/1/2029	1,174	1,200

Pool # MA1125, 4.00%, 7/1/2042	707	755

Pool # MA1437, 3.50%, 5/1/2043	973	1,024

Pool # MA1463, 3.50%, 6/1/2043	907	954

Pool # BF0230, 5.50%, 1/1/2058	4,072	4,666

Pool # BF0497, 3.00%, 7/1/2060	2,191	2,235

GNMA II, 30 Year

Pool # 4245, 6.00%, 9/20/2038	80	90

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	255

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # BA7567, 4.50%, 5/20/2048	893		940

Pool # BI0416, 4.50%, 11/20/2048	93		99

Pool # BM9692, 4.50%, 7/20/2049	472		499

Pool # MA7534, 2.50%, 8/20/2051	9,921		9,928

Pool # MA7649, 2.50%, 10/20/2051	2,788		2,790

Total Mortgage-Backed Securities (Cost $96,141)			96,483

Collateralized Mortgage Obligations — 6.2%

CHL Mortgage Pass-Through Trust

Series 2004-8, Class 2A1, 4.50%, 6/25/2019	—	(h)	—	(h)

Citigroup Mortgage Loan Trust, Inc.

Series 2003-1, Class 3A4, 5.25%, 9/25/2033	7		7

Series 2004-HYB4, Class WA, 2.25%, 12/25/2034 ‡ (f)	17		17

CSFB Mortgage-Backed Pass-Through Certificates

Series 2003-27, Class 5A4, 5.25%, 11/25/2033	2		2

FHLMC, REMIC

Series 2626, Class JC, 5.00%, 6/15/2023	72		73

Series 2649, Class WB, 3.50%, 7/15/2023	23		23

Series 1578, Class K, 6.90%, 9/15/2023	2		3

Series 2685, Class DT, 5.00%, 10/15/2023	91		93

Series 2687, Class JH, 5.00%, 10/15/2023	22		22

Series 2701, Class AC, 5.00%, 11/15/2023	155		158

Series 3521, Class B, 4.00%, 4/15/2024	108		110

Series 3544, Class BC, 4.00%, 6/15/2024	11		11

Series 3546, Class NB, 4.00%, 6/15/2024	511		520

Series 3562, Class JC, 4.00%, 8/15/2024	266		271

Series 3563, Class BD, 4.00%, 8/15/2024	169		172

Series 3571, Class MY, 4.00%, 9/15/2024	65		66

Series 3575, Class EB, 4.00%, 9/15/2024	179		182

Series 3577, Class B, 4.00%, 9/15/2024	299		305

Series 3578, Class KB, 4.00%, 9/15/2024	43		43

Series 2989, Class TG, 5.00%, 6/15/2025	212		220

Series 2988, Class TY, 5.50%, 6/15/2025	10		10

Series 3816, Class HA, 3.50%, 11/15/2025	956		981

Series 3087, Class KX, 5.50%, 12/15/2025	26		27

Series 3787, Class AY, 3.50%, 1/15/2026	324		334

Series 3794, Class LB, 3.50%, 1/15/2026	270		278

Series 3102, Class CE, 5.50%, 1/15/2026	292		304

Series 3123, Class HT, 5.00%, 3/15/2026	37		39

Series 3121, Class JD, 5.50%, 3/15/2026	12		13

Series 3150, Class EQ, 5.00%, 5/15/2026	113		117

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3898, Class KH, 3.50%, 6/15/2026	436	447

Series 3885, Class AC, 4.00%, 6/15/2026	209	213

Series 3911, Class B, 3.50%, 8/15/2026	403	415

Series 3959, Class PB, 3.00%, 11/15/2026	2,223	2,275

Series 4337, Class VJ, 3.50%, 6/15/2027	1,378	1,401

Series 3337, Class MD, 5.50%, 6/15/2027	26	27

Series 2110, Class PG, 6.00%, 1/15/2029	63	69

Series 3563, Class LB, 4.00%, 8/15/2029	11	12

Series 3653, Class B, 4.50%, 4/15/2030	84	89

Series 3824, Class EY, 3.50%, 3/15/2031	216	224

Series 2525, Class AM, 4.50%, 4/15/2032	457	490

Series 2441, Class GF, 6.50%, 4/15/2032	15	16

Series 2436, Class MC, 7.00%, 4/15/2032	9	10

Series 2760, Class KT, 4.50%, 9/15/2032	58	62

Series 2505, Class D, 5.50%, 9/15/2032	71	79

Series 2544, Class KE, 5.50%, 12/15/2032	38	42

Series 2557, Class HL, 5.30%, 1/15/2033	110	120

Series 2575, Class PE, 5.50%, 2/15/2033	30	33

Series 2586, Class WG, 4.00%, 3/15/2033	132	140

Series 2596, Class QD, 4.00%, 3/15/2033	112	118

Series 2621, Class QH, 5.00%, 5/15/2033	125	136

Series 2624, Class QH, 5.00%, 6/15/2033	157	173

Series 2648, Class BK, 5.00%, 7/15/2033	13	14

Series 4238, Class UY, 3.00%, 8/15/2033	2,986	3,070

Series 2673, Class PE, 5.50%, 9/15/2033	260	287

Series 2696, Class DG, 5.50%, 10/15/2033	233	249

Series 2725, Class TA, 4.50%, 12/15/2033	284	312

Series 2733, Class ME, 5.00%, 1/15/2034	213	231

Series 2768, Class PK, 5.00%, 3/15/2034	175	191

Series 2934, Class KG, 5.00%, 2/15/2035	159	175

Series 3077, Class TO, PO, 4/15/2035	7	7

Series 2960, Class JH, 5.50%, 4/15/2035	467	517

Series 3082, Class PW, 5.50%, 12/15/2035	33	36

Series 3084, Class BH, 5.50%, 12/15/2035	726	807

Series 3098, Class KG, 5.50%, 1/15/2036	703	780

Series 3136, Class CO, PO, 4/15/2036	17	16

Series 3145, Class AJ, 5.50%, 4/15/2036	25	28

Series 3819, Class ZQ, 6.00%, 4/15/2036	484	552

Series 3200, PO, 8/15/2036	48	44

Series 3270, Class AT, 5.50%, 1/15/2037	18	19

Series 3272, Class PA, 6.00%, 2/15/2037	5	5

Series 3348, Class HT, 6.00%, 7/15/2037	42	47

Series 3501, Class A, 4.50%, 1/15/2039	115	121

Series 3508, Class PK, 4.00%, 2/15/2039	3	3

Series 3513, Class A, 4.50%, 2/15/2039	12	13

SEE NOTES TO FINANCIAL STATEMENTS.

256	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 3653, Class HJ, 5.00%, 4/15/2040	572	628

Series 3677, Class KB, 4.50%, 5/15/2040	910	947

Series 3677, Class PB, 4.50%, 5/15/2040	463	490

Series 3715, Class PC, 4.50%, 8/15/2040	147	159

Series 3955, Class HB, 3.00%, 12/15/2040	107	110

Series 3828, Class PU, 4.50%, 3/15/2041	49	50

Series 3852, Class TP, IF, 5.50%, 5/15/2041 (f)	173	183

Series 3956, Class EB, 3.25%, 11/15/2041	885	925

Series 3963, Class JB, 4.50%, 11/15/2041	1,348	1,459

Series 4026, Class MQ, 4.00%, 4/15/2042	52	54

Series 4616, Class HP, 3.00%, 9/15/2046	1,311	1,336

Series 3688, Class GT, 7.48%, 11/15/2046 (f)	27	31

FHLMC, STRIPS

Series 262, Class 35, 3.50%, 7/15/2042	569	595

FNMA, REMIC

Series 2003-5, Class EQ, 5.50%, 2/25/2023	6	6

Series 2003-48, Class TC, 5.00%, 6/25/2023	10	10

Series 2003-55, Class HY, 5.00%, 6/25/2023	8	8

Series 2006-22, Class CE, 4.50%, 8/25/2023	29	30

Series 2004-44, Class KT, 6.00%, 6/25/2024	22	22

Series 2004-53, Class NC, 5.50%, 7/25/2024	13	13

Series 2009-71, Class MB, 4.50%, 9/25/2024	6	6

Series 2004-70, Class EB, 5.00%, 10/25/2024	27	27

Series 2010-49, Class KB, 4.00%, 5/25/2025	229	232

Series 2010-41, Class DC, 4.50%, 5/25/2025	55	56

Series 1997-57, Class PN, 5.00%, 9/18/2027	77	81

Series 2009-39, Class LB, 4.50%, 6/25/2029	63	67

Series 2009-96, Class DB, 4.00%, 11/25/2029	80	84

Series 2010-28, Class DE, 5.00%, 4/25/2030	212	227

Series 2001-63, Class TC, 6.00%, 12/25/2031	42	47

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2001-81, Class HE, 6.50%, 1/25/2032	106		119

Series 2002-75, Class GB, 5.50%, 11/25/2032	52		54

Series 2011-39, Class ZA, 6.00%, 11/25/2032	430		479

Series 2002-85, Class PE, 5.50%, 12/25/2032	35		38

Series 2003-21, Class OU, 5.50%, 3/25/2033	26		29

Series 2003-26, Class EB, 3.50%, 4/25/2033	732		757

Series 2003-23, Class CH, 5.00%, 4/25/2033	28		30

Series 2003-63, Class YB, 5.00%, 7/25/2033	96		105

Series 2003-69, Class N, 5.00%, 7/25/2033	181		199

Series 2003-80, Class QG, 5.00%, 8/25/2033	212		228

Series 2003-85, Class QD, 5.50%, 9/25/2033	97		108

Series 2003-94, Class CE, 5.00%, 10/25/2033	20		21

Series 2005-5, Class CK, 5.00%, 1/25/2035	159		167

Series 2005-29, Class WC, 4.75%, 4/25/2035	294		309

Series 2005-48, Class TD, 5.50%, 6/25/2035	223		248

Series 2005-53, Class MJ, 5.50%, 6/25/2035	235		262

Series 2005-62, Class CP, 4.75%, 7/25/2035	—	(h)	—	(h)

Series 2005-58, Class EP, 5.50%, 7/25/2035	19		20

Series 2005-68, Class BE, 5.25%, 8/25/2035	250		271

Series 2005-68, Class PG, 5.50%, 8/25/2035	93		102

Series 2005-102, Class PG, 5.00%, 11/25/2035	303		336

Series 2005-110, Class GL, 5.50%, 12/25/2035	376		413

Series 2006-49, Class PA, 6.00%, 6/25/2036	40		46

Series 2009-19, Class PW, 4.50%, 10/25/2036	244		263

Series 2006-114, Class HE, 5.50%, 12/25/2036	286		320

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	257

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2007-33, Class HE, 5.50%, 4/25/2037	21	24

Series 2007-71, Class KP, 5.50%, 7/25/2037	30	32

Series 2007-71, Class GB, 6.00%, 7/25/2037	161	183

Series 2007-65, Class KI, IF, IO, 6.43%, 7/25/2037 (f)	5	1

Series 2009-86, Class OT, PO, 10/25/2037	31	28

Series 2010-9, Class MD, 5.00%, 2/25/2038	15	15

Series 2008-72, Class BX, 5.50%, 8/25/2038	15	16

Series 2008-74, Class B, 5.50%, 9/25/2038	5	6

Series 2009-62, Class HJ, 6.00%, 5/25/2039	98	101

Series 2009-37, Class KI, IF, IO, 5.81%, 6/25/2039 (f)	5	1

Series 2009-86, Class IP, IO, 5.50%, 10/25/2039	10	2

Series 2009-92, Class AD, 6.00%, 11/25/2039	508	542

Series 2009-112, Class ST, IF, IO, 6.06%, 1/25/2040 (f)	72	12

Series 2010-22, Class PE, 5.00%, 3/25/2040	1,529	1,668

Series 2010-37, Class CY, 5.00%, 4/25/2040	894	977

Series 2010-35, Class SB, IF, IO, 6.23%, 4/25/2040 (f)	31	4

Series 2010-54, Class EA, 4.50%, 6/25/2040	32	34

Series 2010-64, Class DM, 5.00%, 6/25/2040	5	5

Series 2010-71, Class HJ, 5.50%, 7/25/2040	95	106

Series 2010-123, Class BP, 4.50%, 11/25/2040	2,218	2,385

Series 2011-5, Class CP, 4.50%, 11/25/2040	27	27

Series 2011-41, Class KL, 4.00%, 5/25/2041	1,006	1,068

Series 2011-50, Class LP, 4.00%, 6/25/2041	491	519

Series 2012-137, Class CF, 0.49%, 8/25/2041 (f)	183	183

Series 2012-103, Class DA, 3.50%, 10/25/2041	20	20

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2012-14, Class DE, 3.50%, 3/25/2042	715	750

Series 2012-139, Class JA, 3.50%, 12/25/2042	364	385

Series 2013-104, Class CY, 5.00%, 10/25/2043	2,250	2,642

Series 2019-65, Class PA, 2.50%, 5/25/2048	291	293

Series 2009-96, Class CB, 4.00%, 11/25/2049	20	21

Series 2019-7, Class CA, 3.50%, 11/25/2057	3,357	3,448

FNMA, STRIPS

Series 293, Class 1, PO, 12/25/2024	6	6

Series 314, Class 1, PO, 7/25/2031	31	29

GNMA

Series 2003-10, Class KJ, 5.50%, 2/20/2033	49	50

Series 2003-29, Class PD, 5.50%, 4/16/2033	186	196

Series 2003-33, Class NE, 5.50%, 4/16/2033	100	101

Series 2003-65, Class AP, 5.50%, 8/20/2033	65	70

Series 2003-77, Class TK, 5.00%, 9/16/2033	248	256

Series 2004-16, Class GC, 5.50%, 2/20/2034	685	746

Series 2004-54, Class BG, 5.50%, 7/20/2034	14	16

Series 2004-93, Class PD, 5.00%, 11/16/2034	407	430

Series 2004-101, Class BE, 5.00%, 11/20/2034	337	361

Series 2005-11, Class PL, 5.00%, 2/20/2035	163	176

Series 2005-26, Class XY, 5.50%, 3/20/2035	627	685

Series 2005-33, Class AY, 5.50%, 4/16/2035	161	172

Series 2005-49, Class B, 5.50%, 6/20/2035	53	58

Series 2005-51, Class DC, 5.00%, 7/20/2035	131	142

Series 2005-56, Class BD, 5.00%, 7/20/2035	20	22

Series 2006-7, Class ND, 5.50%, 8/20/2035	20	22

SEE NOTES TO FINANCIAL STATEMENTS.

258	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2007-37, Class LB, 5.50%, 6/16/2037	159	174

Series 2007-79, Class BL, 5.75%, 8/20/2037	108	116

Series 2008-7, Class PQ, 5.00%, 2/20/2038	324	341

Series 2008-9, Class PW, 5.25%, 2/20/2038	344	369

Series 2009-106, Class ST, IF, IO, 5.84%, 2/20/2038 (f)	106	13

Series 2008-23, Class YA, 5.25%, 3/20/2038	82	86

Series 2008-35, Class NF, 5.00%, 4/20/2038	83	89

Series 2008-34, Class PG, 5.25%, 4/20/2038	97	104

Series 2008-33, Class PB, 5.50%, 4/20/2038	284	309

Series 2008-38, Class BG, 5.00%, 5/16/2038	467	500

Series 2008-43, Class NB, 5.50%, 5/20/2038	140	151

Series 2008-56, Class PX, 5.50%, 6/20/2038	268	279

Series 2008-58, Class PE, 5.50%, 7/16/2038	753	824

Series 2008-62, Class SA, IF, IO, 5.99%, 7/20/2038 (f)	2	—	(h)

Series 2008-76, Class US, IF, IO, 5.74%, 9/20/2038 (f)	60	7

Series 2011-97, Class WA, 6.13%, 11/20/2038 (f)	638	719

Series 2008-95, Class DS, IF, IO, 7.14%, 12/20/2038 (f)	56	7

Series 2009-14, Class AG, 4.50%, 3/20/2039	96	101

Series 2009-72, Class SM, IF, IO, 6.12%, 8/16/2039 (f)	133	17

Series 2009-61, Class AP, 4.00%, 8/20/2039	11	11

Series 2010-130, Class BD, 4.00%, 12/20/2039	258	267

Series 2010-157, Class OP, PO, 12/20/2040	91	84

Series 2014-H11, Class VA, 0.60%, 6/20/2064 (f)	1,164	1,167

Series 2015-H20, Class FA, 0.57%, 8/20/2065 (f)	1,674	1,676

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2015-H26, Class FG, 0.62%, 10/20/2065 (f)	1,203	1,206

GSR Mortgage Loan Trust

Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	55	55

JPMorgan Mortgage Trust

Series 2006-A2, Class 5A3, 2.27%, 11/25/2033 (f)	131	133

Series 2007-A1, Class 5A5, 2.39%, 7/25/2035 (f)	31	31

MASTR Adjustable Rate Mortgages Trust

Series 2004-13, Class 2A1, 2.62%, 4/21/2034 (f)	42	42

MASTR Asset Securitization Trust

Series 2003-11, Class 8A1, 5.50%, 12/25/2033	26	25

Merrill Lynch Mortgage Investors Trust

Series 2003-F, Class A1, 0.83%, 10/25/2028 (f)	61	60

Series 2004-B, Class A1, 0.69%, 5/25/2029 (f)	97	97

Morgan Stanley Mortgage Loan Trust

Series 2004-3, Class 4A, 5.63%, 4/25/2034 (f)	24	25

PHH Mortgage Trust

Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	7	8

PRPM LLC

Series 2021-10, Class A1, 2.49%, 10/25/2026 (a)(d)	808	795

Seasoned Credit Risk Transfer Trust

Series 2018-1, Class M60C, 3.50%, 5/25/2057	1,800	1,855

Series 2017-4, Class M60C, 3.50%, 6/25/2057	1,689	1,742

Series 2018-2, Class M55D, 4.00%, 11/25/2057	1,796	1,883

Series 2019-3, Class M55D, 4.00%, 10/25/2058 ‡	412	432

Series 2020-1, Class M55G, 3.00%, 8/25/2059	4,037	4,090

Seasoned Loans Structured Transaction

Series 2018-2, Class A1, 3.50%, 11/25/2028	490	503

Sequoia Mortgage Trust

Series 2004-11, Class A1, 0.76%, 12/20/2034 (f)	195	188

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	259

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Structured Asset Mortgage Investments II Trust

Series 2003-AR4, Class A1, 0.86%, 1/19/2034 (f)	99	98

Thornburg Mortgage Securities Trust

Series 2004-4, Class 3A, 1.90%, 12/25/2044 (f)	119	119

Vendee Mortgage Trust

Series 2003-2, Class Z, 5.00%, 5/15/2033	382	413

VOLT CV LLC

Series 2021-CF2, Class A1, 2.49%, 11/27/2051 (a) (d)	920	908

WaMu Mortgage Pass-Through Certificates Trust

Series 2003-AR11, Class A6, 2.66%, 10/25/2033 (f)	76	76

Total Collateralized Mortgage Obligations (Cost $71,913)		72,554

U.S. Government Agency Securities — 1.2%

FNMA 0.50%, 6/17/2025 (Cost $15,026)	15,000	14,398

Foreign Government Securities — 0.3%

Republic of Colombia (Colombia) 7.38%, 9/18/2037	300	332

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Republic of Panama (Panama) 4.00%, 9/22/2024	347	359

3.16%, 1/23/2030	400	392

United Mexican States (Mexico) 3.60%, 1/30/2025	1,076	1,117

4.13%, 1/21/2026	332	351

2.66%, 5/24/2031	1,646	1,510

Total Foreign Government Securities (Cost $4,159)		4,061

	SHARES (000)
Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (i) (j) (Cost $20,600)	20,600	20,606

Total Investments — 99.3% (Cost $1,163,352)		1,159,508
Other Assets Less Liabilities — 0.7%		7,650

NET ASSETS — 100.0%		1,167,158

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2022.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of February 28, 2022. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate

PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2022.
(d)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.

260	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

(e)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.
(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.

(h)	Amount rounds to less than one thousand.
(i)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(j)	The rate shown is the current yield as of February 28, 2022.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of February 28, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 5 Year Note	1,204	06/2022	USD	142,364	539
U.S. Treasury 10 Year Note	876	06/2022	USD	111,621	703
U.S. Treasury 10 Year Ultra Note	548	06/2022	USD	77,508	748
U.S. Treasury Ultra Bond	51	06/2022	USD	9,515	115

					2,105

Short Contracts
U.S. Treasury 2 Year Note	(1,039)	06/2022	USD	(223,491)	(501)
U.S. Treasury Long Bond	(4)	06/2022	USD	(628)	(9)

					(510)

					1,595

Abbreviations

USD	United States Dollar

Centrally Cleared Inflation-linked swap contracts outstanding as of February 28, 2022 (amounts in thousands):

FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS) $	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CPI-U at termination	2.65% at termination	Receive	1/26/2032	USD 14,266	—	443	443
CPI-U at termination	2.66% at termination	Receive	1/24/2032	USD 10,907	—	329	329
CPI-U at termination	2.70% at termination	Receive	2/2/2032	USD 15,490	18	352	370
CPI-U at termination	2.71% at termination	Receive	1/13/2032	USD 41,874	—	1,132	1,132
CPI-U at termination	2.74% at termination	Receive	12/3/2028	USD 6,796	—	272	272
CPI-U at termination	2.74% at termination	Receive	1/18/2029	USD 34,887	—	995	995
CPI-U at termination	2.75% at termination	Receive	1/19/2029	USD 36,577	—	1,009	1,009
CPI-U at termination	2.75% at termination	Receive	1/18/2029	USD 34,887	(1)	970	969
CPI-U at termination	2.75% at termination	Receive	1/13/2032	USD 5,202	—	119	119
CPI-U at termination	2.76% at termination	Receive	12/6/2028	USD 22,355	—	843	843
CPI-U at termination	2.77% at termination	Receive	12/3/2028	USD 36,545	—	1,381	1,381
CPI-U at termination	2.80% at termination	Receive	2/2/2029	USD 6,930	5	145	150
CPI-U at termination	2.81% at termination	Receive	1/25/2027	USD 17,232	5	437	442
CPI-U at termination	2.89% at termination	Receive	12/3/2026	USD 24,722	—	844	844
CPI-U at termination	2.90% at termination	Receive	12/6/2026	USD 32,423	—	1,067	1,067
CPI-U at termination	2.91% at termination	Receive	2/2/2027	USD 4,907	3	89	92
CPI-U at termination	2.92% at termination	Receive	12/7/2026	USD 59,432	—	1,853	1,853
CPI-U at termination	2.92% at termination	Receive	2/15/2027	USD 11,406	—	187	187
CPI-U at termination	2.93% at termination	Receive	3/1/2029	USD 49,618	16	401	417
CPI-U at termination	2.93% at termination	Receive	12/8/2026	USD 12,340	—	379	379
CPI-U at termination	2.94% at termination	Receive	12/8/2026	USD 13,205	—	394	394
CPI-U at termination	2.95% at termination	Receive	1/28/2027	USD 17,072	—	298	298

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	261

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS) $	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CPI-U at termination	2.95% at termination	Receive	11/15/2031	USD 38,289	—	517	517
CPI-U at termination	2.97% at termination	Receive	10/22/2026	USD 17,058	—	541	541
CPI-U at termination	3.16% at termination	Receive	11/29/2026	USD 36,912	—	771	771
CPI-U at termination	3.21% at termination	Receive	3/2/2027	USD 21,858	—	—	—
CPI-U at termination	3.21% at termination	Receive	2/15/2025	USD 18,478	—	234	234
CPI-U at termination	3.34% at termination	Receive	2/24/2025	USD 47,886	(42)	430	388
CPI-U at termination	3.36% at termination	Receive	11/18/2026	USD 32,368	—	340	340
CPI-U at termination	3.37% at termination	Receive	2/25/2025	USD 62,448	(115)	555	440
CPI-U at termination	3.38% at termination	Receive	11/18/2026	USD 14,460	—	138	138

					(111)	17,465	17,354

Abbreviations

CPI-U	Consumer Price Index for All Urban Consumers
USD	United States Dollar

(a)	Value of floating rate index at February 28, 2022 was as follows:

FLOATING RATE INDEX	VALUE
CPI-U	2.84%

SEE NOTES TO FINANCIAL STATEMENTS.

262	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — 37.0%

ACC Auto Trust

Series 2021-A, Class A, 1.08%, 4/15/2027 (a)	1,837	1,828

ACC Trust

Series 2021-1, Class A, 0.74%, 11/20/2023 (a)	1,225	1,224

American Credit Acceptance Receivables Trust

Series 2021-2, Class B, 0.68%, 5/13/2025 (a)	5,000	4,976

Series 2021-4, Class A, 0.45%, 9/15/2025 (a)	4,685	4,662

American Express Credit Account Master Trust

Series 2019-1, Class A, 2.87%, 10/15/2024	4,265	4,269

Series 2018-5, Class A, 0.53%, 12/15/2025 (b)	10,000	10,016

AmeriCredit Automobile Receivables Trust

Series 2019-2, Class A3, 2.28%, 1/18/2024	720	720

Series 2020-1, Class A3, 1.11%, 8/19/2024	1,339	1,340

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2003-7, Class M1, 1.46%, 8/25/2033 ‡(b)	84	84

Amortizing Residential Collateral Trust

Series 2002-BC9, Class M1, 1.84%, 12/25/2032 ‡(b)	1,411	1,403

AMRESCO Residential Securities Corp. Mortgage Loan Trust

Series 1998-3, Class M1A, 0.82%, 9/25/2028 ‡ (b)	20	21

AMSR Trust

Series 2020-SFR3, Class A, 1.36%, 9/17/2037 (a)	7,104	6,767

Series 2021-SFR2, Class A, 1.53%, 8/17/2038 (a)	4,000	3,791

Amur Equipment Finance Receivables VIII LLC

Series 2020-1A, Class A2, 1.68%, 8/20/2025 (a)	1,865	1,865

Arivo Acceptance Auto Loan Receivables Trust

Series 2021-1A, Class A, 1.19%, 1/15/2027 (a)	637	631

Avis Budget Rental Car Funding AESOP LLC

Series 2019-1A, Class A, 3.45%, 3/20/2023 (a)	238	239

Series 2019-3A, Class A, 2.36%, 3/20/2026 (a)	10,490	10,483

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BA Credit Card Trust

Series 2020-A1, Class A1, 0.34%, 5/15/2026	3,400	3,320

Ballyrock CLO Ltd. (Cayman Islands)

Series 2020-2A, Class A1R, 1.26%, 10/20/2031 (a) (b)	3,244	3,235

Series 2019-1A, Class A1R, 1.27%, 7/15/2032 (a) (b)	6,415	6,393

Bear Stearns Asset-Backed Securities I Trust

Series 2005-HE1, Class M2, 1.43%, 1/25/2035 ‡ (b)	578	579

Bear Stearns Asset-Backed Securities Trust

Series 2003-SD1, Class A, 1.09%, 12/25/2033 (b)	481	472

BRE Grand Islander Timeshare Issuer LLC

Series 2019-A, Class A, 3.28%, 9/26/2033 (a)	1,935	1,957

BSPRT Issuer Ltd. (Cayman Islands)

Series 2022-FL8, Class A, 1.55%, 2/15/2037 (a) (b)	5,000	4,983

Business Jet Securities LLC

Series 2019-1, Class A, 4.21%, 7/15/2034 (a)	3,475	3,468

Series 2020-1A, Class A, 2.98%, 11/15/2035 (a)	2,371	2,363

Series 2021-1A, Class A, 2.16%, 4/15/2036 (a)	2,306	2,222

BXG Receivables Note Trust

Series 2018-A, Class A, 3.77%, 2/2/2034 (a)	1,536	1,577

CarMax Auto Owner Trust

Series 2020-3, Class A3, 0.62%, 3/17/2025	2,845	2,830

Series 2020-4, Class A3, 0.50%, 8/15/2025	2,710	2,678

Carvana Auto Receivables Trust

Series 2019-3A, Class B, 2.51%, 4/15/2024 (a)	421	421

Series 2020-P1, Class A3, 0.44%, 6/9/2025	3,015	2,993

Series 2020-P1, Class A4, 0.61%, 10/8/2026	2,220	2,156

Centex Home Equity Loan Trust

Series 2002-A, Class MV1, 1.04%, 1/25/2032 ‡ (b)	78	81

CF Hippolyta LLC

Series 2020-1, Class A1, 1.69%, 7/15/2060 (a)	2,361	2,283

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	263

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Citibank Credit Card Issuance Trust

Series 2017-A7, Class A7, 0.49%, 8/8/2024 (b)	5,000	5,006

CNH Equipment Trust

Series 2019-C, Class A3, 2.01%, 12/16/2024	2,674	2,685

CoreVest American Finance Trust

Series 2019-1, Class A, 3.32%, 3/15/2052 (a)	2,636	2,696

Series 2020-2, Class A, 3.38%, 5/15/2052 (a)	937	953

Series 2020-4, Class A, 1.17%, 12/15/2052 (a)	4,938	4,693

Countrywide Asset-Backed Certificates

Series 2003-BC2, Class 2A1, 0.79%, 6/25/2033 ‡ (b)	287	282

Series 2004-S1, Class M2, 5.58%, 2/25/2035 ‡ (c)	17	17

CPS Auto Receivables Trust

Series 2020-C, Class B, 1.01%, 1/15/2025 (a)	703	704

Series 2021-A, Class B, 0.61%, 2/18/2025 (a)	1,750	1,748

Series 2021-D, Class A, 0.61%, 10/15/2025 (a)	5,538	5,514

Credit Acceptance Auto Loan Trust

Series 2020-2A, Class A, 1.37%, 7/16/2029 (a)	10,010	9,981

Series 2020-3A, Class A, 1.24%, 10/15/2029 (a)	10,905	10,826

Series 2021-2A, Class A, 0.96%, 2/15/2030 (a)	5,580	5,475

Diamond Resorts Owner Trust

Series 2018-1, Class A, 3.70%, 1/21/2031 (a)	507	512

Series 2019-1A, Class A, 2.89%, 2/20/2032 (a)	2,737	2,743

Series 2021-1A, Class A, 1.51%, 11/21/2033 (a)	1,078	1,063

DT Auto Owner Trust

Series 2020-2A, Class A, 1.14%, 1/16/2024 (a)	94	94

Series 2020-3A, Class B, 0.91%, 12/16/2024 (a)	2,500	2,495

Series 2021-2A, Class A, 0.41%, 3/17/2025 (a)	2,556	2,545

Series 2021-3A, Class A, 0.33%, 4/15/2025 (a)	3,768	3,739

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-1A, Class C, 0.84%, 10/15/2026 (a)	1,300	1,277

Elmwood CLO V Ltd. (Cayman Islands)

Series 2020-2A, Class AR, 1.40%, 10/20/2034 (a) (b)	7,500	7,503

Exeter Automobile Receivables Trust

Series 2020-3A, Class B, 0.79%, 9/16/2024	1,751	1,751

Series 2021-2A, Class B, 0.57%, 9/15/2025	3,255	3,233

First Franklin Mortgage Loan Trust

Series 2002-FF1, Class M1, 1.24%, 4/25/2032 ‡ (b)	71	71

Series 2002-FF4, Class M1, 1.76%, 2/25/2033 ‡ (b)	578	529

Series 2003-FFH1, Class M2, 2.81%, 9/25/2033 ‡ (b)	231	242

Series 2004-FF8, Class M4, 1.79%, 10/25/2034‡ (b)	205	214

First Investors Auto Owner Trust

Series 2020-1A, Class A, 1.49%, 1/15/2025 (a)	237	237

Series 2021-1A, Class A, 0.45%, 3/16/2026 (a)	1,586	1,578

FirstKey Homes Trust

Series 2020-SFR1, Class A, 1.34%, 8/17/2037 (a)	12,684	12,156

Series 2021-SFR1, Class A, 1.54%, 8/17/2038(a)	6,994	6,643

Flagship Credit Auto Trust

Series 2020-4, Class A, 0.53%, 4/15/2025 (a)	1,588	1,585

FREED ABS Trust

Series 2021-1CP, Class A, 0.66%, 3/20/2028 (a)	214	214

Fremont Home Loan Trust

Series 2005-C, Class M2, 0.92%, 7/25/2035 ‡ (b)	1,220	1,218

FS Rialto (Cayman Islands)

Series 2021-FL3, Class A, 1.38%, 11/16/2036 (a) (b)	5,290	5,267

Galaxy CLO Ltd. (Cayman Islands)

Series 2013-15A, Class ARR, 1.21%, 10/15/2030 (a) (b)	1,974	1,968

GM Financial Consumer Automobile Receivables Trust

Series 2019-1, Class A3, 2.97%, 11/16/2023	318	319

SEE NOTES TO FINANCIAL STATEMENTS.

264	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Goodgreen (Cayman Islands)

Series 2018-1A, Class A, 3.93%, 10/15/2053 (a) (b)	2,673	2,711

Series 2019-1A, Class A, 3.86%, 10/15/2054 (a)	1,952	1,983

Goodgreen Trust

Series 2017-2A, Class A, 3.26%, 10/15/2053 (a)	1,666	1,655

GreenPoint Mortgage Funding Trust

Series 2005-HE3, Class A, 0.37%, 9/15/2030 ‡ (b)	13	13

HERO Funding (Cayman Islands)

Series 2017-3A, Class A2, 3.95%, 9/20/2048 (a)	1,142	1,152

Hilton Grand Vacations Trust

Series 2018-AA, Class A, 3.54%, 2/25/2032 (a)	695	707

Series 2020-AA, Class A, 2.74%, 2/25/2039 (a)	1,483	1,484

Hyundai Auto Lease Securitization Trust

Series 2021-A, Class B, 0.61%, 10/15/2025 (a)	1,475	1,454

Series 2021-B, Class B, 0.62%, 3/16/2026 (a)	4,635	4,512

LCM Ltd. (Cayman Islands)

Series 29A, Class AR, 1.31%, 4/15/2031 (a) (b)	5,000	4,987

Lehman Home Equity Loan Trust

Series 1998-1, Class A1, 7.00%, 5/25/2028 ‡	3	1

LendingPoint Asset Securitization Trust

Series 2020-REV1, Class A, 2.73%, 10/15/2028 (a)	3,500	3,488

Lendmark Funding Trust

Series 2019-1A, Class A, 3.00%, 12/20/2027 (a)	8,400	8,445

Series 2019-2A, Class A, 2.78%, 4/20/2028 (a)	1,803	1,818

LP LMS Asset Securitization Trust

Series 2021-2A, Class A, 1.75%, 1/15/2029 (a)	3,981	3,938

Mariner Finance Issuance Trust

Series 2020-AA, Class A, 2.19%, 8/21/2034 (a)	2,610	2,587

Series 2021-AA, Class A, 1.86%, 3/20/2036 (a)	3,000	2,879

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mercury Financial Credit Card Master Trust

Series 2021-1A, Class A, 1.54%, 3/20/2026 (a)	6,375	6,309

Metlife Securitization Trust

Series 2017-1A, Class A, 3.00%, 4/25/2055 (a) (b)	832	837

MF1 Ltd. (Cayman Islands)

Series 2021-FL7, Class A, 1.21%, 10/16/2036 (a) (b)	3,500	3,464

Morgan Stanley ABS Capital I, Inc. Trust

Series 2005-WMC4, Class M5, 1.16%, 4/25/2035 ‡ (b)	1,065	1,065

Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands)

Series 2020-37A, Class AR, 1.22%, 7/20/2031 (a) (b)	4,425	4,415

New Century Home Equity Loan Trust

Series 2003-5, Class AII, 0.99%, 11/25/2033 ‡ (b)	175	166

New Residential Advance Receivables Trust Advance Receivables Backed

Series 2020-T1, Class AT1, 1.43%, 8/15/2053 (a)	9,535	9,424

OCP CLO Ltd. (Cayman Islands)

Series 2015-9A, Class A1R2, 1/15/2033 (a) (b)	5,000	4,985

OneMain Financial Issuance Trust

Series 2020-1A, Class A, 3.84%, 5/14/2032 (a)	4,650	4,717

Series 2021-1A, Class A1, 1.55%, 6/16/2036 (a)	5,000	4,774

Pagaya AI Debt Selection Trust

Series 2021-3, Class A, 1.15%, 5/15/2029 (a)	3,647	3,600

Palmer Square Loan Funding Ltd. (Cayman Islands)

Series 2021-3A, Class A1, 1.05%, 7/20/2029 (a) (b)	3,023	3,017

Series 2021-4A, Class A1, 0.92%, 10/15/2029 (a) (b)	5,000	4,991

PRET LLC

Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 ‡ (a) (c)	4,044	3,961

Progress Residential

Series 2021-SFR1, Class A, 1.05%, 4/17/2038 (a)	3,025	2,822

Series 2021-SFR4, Class A, 1.56%, 5/17/2038 (a)	5,000	4,742

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	265

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Progress Residential Trust

Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (a)	8,974	8,524

Series 2019-SFR2, Class A, 3.15%, 5/17/2036 (a)	6,914	6,809

Series 2019-SFR4, Class A, 2.69%, 10/17/2036 (a)	8,500	8,436

Series 2020-SFR2, Class A, 2.08%, 6/17/2037 (a)	5,055	4,968

Series 2021-SFR6, Class A, 1.52%, 7/17/2038 (a)	10,975	10,556

Series 2021-SFR8, Class A, 1.51%, 10/17/2038 (a)	4,500	4,264

RASC Trust

Series 2003-KS4, Class MI2, 5.01%, 6/25/2033 ‡ (c)	523	485

Santander Consumer Auto Receivables Trust

Series 2021-AA, Class B, 0.71%, 8/17/2026 (a)	2,750	2,658

Santander Drive Auto Receivables Trust

Series 2020-3, Class B, 0.69%, 3/17/2025	3,122	3,122

Sierra Timeshare Receivables Funding LLC

Series 2019-2A, Class A, 2.59%, 5/20/2036 (a)	803	800

Series 2020-2A, Class A, 1.33%, 7/20/2037 (a)	1,160	1,136

SoFi Professional Loan Program LLC

Series 2016-B, Class A1, 1.39%, 6/25/2033 (a) (b)	201	201

Series 2017-E, Class A1, 0.69%, 11/26/2040 (a) (b)	23	23

SoFi Professional Loan Program Trust

Series 2021-B, Class AFX, 1.14%, 2/15/2047 (a)	4,029	3,883

Series 2018-B, Class A2FX, 3.34%, 8/25/2047 (a)	1,811	1,827

Structured Asset Investment Loan Trust

Series 2003-BC2, Class A3, 0.89%, 4/25/2033 ‡ (b)	20	20

Symphony CLO Ltd. (Cayman Islands)

Series 2016-18A, Class A1RR, 1.36%, 7/23/2033 (a) (b)	5,000	4,986

Synchrony Card Funding LLC

Series 2019-A2, Class A, 2.34%, 6/15/2025	5,800	5,826

Synchrony Credit Card Master Note Trust

Series 2017-2, Class A, 2.62%, 10/15/2025	3,077	3,108

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tesla Auto Lease Trust

Series 2020-A, Class A3, 0.68%, 12/20/2023 (a)	3,835	3,819

Series 2021-A, Class A3, 0.56%, 3/20/2025 (a)	2,000	1,958

Series 2021-B, Class A4, 0.63%, 9/22/2025 (a)	2,680	2,605

Towd Point Mortgage Trust

Series 2018-4, Class A1, 3.00%, 6/25/2058 ‡ (a) (b)	3,825	3,854

Toyota Auto Receivables Owner Trust

Series 2020-C, Class A4, 0.57%, 10/15/2025	5,300	5,182

Tricon American Homes

Series 2020-SFR1, Class A, 1.50%, 7/17/2038 (a)	5,988	5,715

Tricon American Homes Trust

Series 2019-SFR1, Class A, 2.75%, 3/17/2038 (a)	3,282	3,245

Upstart Securitization Trust

Series 2021-4, Class A, 0.84%, 9/20/2031 (a)	4,276	4,211

US Auto Funding

Series 2021-1A, Class A, 0.79%, 7/15/2024 (a)	3,480	3,463

USASF Receivables LLC

Series 2020-1A, Class A, 2.47%, 8/15/2023 (a)	196	196

VCAT LLC

Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 ‡ (a) (c)	1,617	1,595

Verizon Owner Trust

Series 2019-B, Class A1A, 2.33%, 12/20/2023	2,965	2,978

Volkswagen Auto Lease Trust

Series 2020-A, Class A3, 0.39%, 1/22/2024	3,515	3,497

VOLT C LLC

Series 2021-NPL9, Class A1, 1.99%, 5/25/2051 (a) (c)	2,434	2,371

VOLT XCII LLC

Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (a) (c)	1,710	1,675

VOLT XCIII LLC

Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (a) (c)	5,634	5,515

SEE NOTES TO FINANCIAL STATEMENTS.

266	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

VOLT XCIV LLC

Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (c)	4,762	4,677

VOLT XCIX LLC

Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (a) (c)	1,570	1,535

VOLT XCV LLC

Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (a) (c)	2,897	2,841

VOLT XCVI LLC

Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (a) (c)	3,580	3,518

VOLT XCVII LLC

Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (a) (c)	4,623	4,539

Westgate Resorts LLC

Series 2020-1A, Class A, 2.71%, 3/20/2034 (a)	1,941	1,950

Westlake Automobile Receivables Trust

Series 2020-2A, Class A2A, 0.93%, 2/15/2024 (a)	1,180	1,180

Series 2020-3A, Class A2, 0.56%, 5/15/2024 (a)	1,027	1,027

Series 2021-1A, Class A2A, 0.39%, 10/15/2024 (a)	3,036	3,025

Series 2020-2A, Class B, 1.32%, 7/15/2025 (a)	1,625	1,627

World Omni Select Auto Trust

Series 2020-A, Class B, 0.84%, 6/15/2026	4,750	4,718

Total Asset-Backed Securities (Cost $475,833)		469,357

Collateralized Mortgage Obligations — 27.2%

Alternative Loan Trust

Series 2004-J4, Class 1A6, 5.39%, 6/25/2034 (c)	1	1

Series 2004-33, Class 3A3, 2.79%, 12/25/2034 (b)	154	163

Banc of America Funding Trust

Series 2006-1, Class 2A1, 5.50%, 1/25/2036	112	107

Banc of America Mortgage Trust

Series 2004-D, Class 2A2, 2.58%, 5/25/2034 (b)	114	117

Bear Stearns Asset-Backed Securities I Trust

Series 2004-AC6, Class M1, 1.19%, 11/25/2034 ‡ (b)	167	37

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Connecticut Avenue Securities Trust

Series 2021-R01, Class 1M1, 0.80%, 10/25/2041 ‡ (a) (b)	3,204		3,184

Series 2021-R03, Class 1M1, 0.90%, 12/25/2041 ‡ (a) (b)	7,738		7,701

Series 2022-R01, Class 1M1, 1.05%, 12/25/2041 ‡ (a) (b)	4,052		4,016

Credit Suisse First Boston Mortgage Securities Corp. (Switzerland)

Series 2005-5, Class 1A1, 5.00%, 7/25/2020	4		4

Series 2004-5, Class 4A1, 6.00%, 9/25/2034	279		290

CSFB Mortgage-Backed Pass-Through Certificates

Series 2003-AR24, Class 2A4, 2.53%, 10/25/2033 (b)	281		278

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust

Series 2005-1, Class 2A1, 4.33%, 2/25/2020 (b)	32		31

FHLMC STACR REMIC Trust

Series 2020-DNA6, Class M1, 0.95%, 12/25/2050 (a) (b)	558		558

Series 2021-DNA1, Class M1, 0.70%, 1/25/2051 (a) (b)	402		402

FHLMC Structured Agency Credit Risk Debt Notes

Series 2019-CS03, Class M1, 0.19%, 10/25/2032 (a) (b)	8,429		8,430

Series 2021-DNA2, Class M1, 0.85%, 8/25/2033 (a) (b)	3,166		3,162

FHLMC, REMIC

Series 1343, Class LA, 8.00%, 8/15/2022	—	(d)	—	(d)

Series 1370, Class JA, 1.34%, 9/15/2022 (b)	—	(d)	—	(d)

Series 1379, Class W, 1.74%, 10/15/2022 (b)	—	(d)	—	(d)

Series 1508, Class KA, 0.82%, 5/15/2023 (b)	—	(d)	—	(d)

Series 1689, Class M, PO, 3/15/2024	15		15

Series 2033, Class PR, PO, 3/15/2024	8		8

Series 1771, Class PK, 8.00%, 2/15/2025	13		14

Series 1981, Class Z, 6.00%, 5/15/2027	5		5

Series 1974, Class ZA, 7.00%, 7/15/2027	27		30

Series 2338, Class FN, 0.69%, 8/15/2028 (b)	11		11

Series 3737, Class DG, 5.00%, 10/15/2030	246		256

Series 2477, Class FZ, 0.74%, 6/15/2031 (b)	4		4

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	267

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2416, Class SA, IF, 15.22%, 2/15/2032 (b)	22	26

Series 2416, Class SH, IF, 15.76%, 2/17/2032 (b)	6	6

Series 4120, Class KI, IO, 3.00%, 10/15/2032	1,220	92

Series 5000, Class CB, 1.25%, 1/25/2035	6,363	6,127

Series 3300, Class FA, 0.49%, 8/15/2035 (b)	144	144

Series 3085, Class VS, HB, IF, 27.96%, 12/15/2035 (b)	142	204

Series 4867, Class WF, 0.50%, 4/15/2037 (b)	11,746	11,894

Series 4350, Class AF, 0.45%, 12/15/2037 (b)	2,821	2,801

Series 4350, Class FK, 0.45%, 6/15/2038 (b)	3,153	3,140

Series 4515, Class FA, 0.47%, 8/15/2038 (b)	1,738	1,753

Series 4350, Class KF, 0.45%, 1/15/2039 (b)	569	564

Series 4448, Class TF, 0.42%, 5/15/2040 (b)	3,427	3,408

Series 4480, Class FM, 0.45%, 6/15/2040 (b)	4,159	4,167

Series 3860, Class FP, 0.59%, 6/15/2040 (b)	123	123

Series 4457, Class KF, 0.45%, 10/15/2040 (b)	5,409	5,425

Series 4363, Class FA, 0.47%, 9/15/2041 (b)	2,533	2,522

Series 4413, Class WF, 0.45%, 10/15/2041 (b)	2,392	2,377

Series 4559, Class AF, 0.60%, 3/15/2042 (b)	1,635	1,667

Series 4074, Class FE, 0.59%, 7/15/2042 (b)	1,808	1,819

Series 4150, Class F, 0.56%, 1/15/2043 (b)	4,572	4,619

Series 4161, Class YF, 0.56%, 2/15/2043 (b)	3,291	3,326

Series 4281, Class FB, 0.74%, 12/15/2043 (b)	2,591	2,630

Series 4606, Class FL, 0.69%, 12/15/2044 (b)	4,933	5,002

Series 4594, Class GN, 2.50%, 2/15/2045	2,412	2,432

Series 5072, Class QC, 1.00%, 10/25/2050	6,288	5,826

FHLMC, STRIPS

Series 343, Class F4, 0.45%, 10/15/2037 (b)	3,048	3,077

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 328, Class S4, IF, IO, 1.68%, 2/15/2038 (b)	5,045		249

FHLMC, Structured Pass-Through Certificates, Whole Loan

Series T-51, Class 1A, PO, 9/25/2042	42		35

Series T-54, Class 4A, 3.44%, 2/25/2043 (b)	1,064		1,121

First Horizon Mortgage Pass-Through Trust

Series 2004-AR6, Class 2A1, 3.36%, 12/25/2034(b)	102		105

Flagstar Mortgage Trust

Series 2018-5, Class A2, 4.00%, 9/25/2048 (a) (b)	190		190

Series 2019-2, Class A2, 3.50%, 12/25/2049 (a) (b)	1,982		1,986

FNMA Trust, Whole Loan

Series 2004-W2, Class 4A, 2.91%, 2/25/2044 (b)	177		183

FNMA, Grantor Trust, Whole Loan

Series 2002-T6, Class A4, 4.19%, 3/25/2041 (b)	533		563

Series 2001-T8, Class A1, 7.50%, 7/25/2041	166		178

FNMA, REMIC

Series 1992-112, Class GB, 7.00%, 7/25/2022	1		1

Series 1992-154, Class SA, IF, IO, 5.40%, 8/25/2022 (b)	—	(d)	—	(d)

Series 1992-200, Class FK, 1.52%, 11/25/2022 (b)	1		1

Series 1993-27, Class S, IF, 9.47%, 2/25/2023 (b)	2		2

Series 1993-146, Class E, PO, 5/25/2023	5		5

Series 1993-110, Class H, 6.50%, 5/25/2023	5		5

Series 1993-119, Class H, 6.50%, 7/25/2023	1		1

Series 1993-165, Class FH, 1.34%, 9/25/2023 (b)	3		3

Series 1993-179, Class FM, 1.47%, 10/25/2023 (b)	18		18

Series G94-9, Class PJ, 6.50%, 8/17/2024	57		59

Series 2013-26, Class AV, 3.50%, 4/25/2026	2,062		2,086

Series 1997-74, Class E, 7.50%, 10/20/2027	11		12

Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	28		4

SEE NOTES TO FINANCIAL STATEMENTS.

268	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2003-21, Class FK, 0.59%, 3/25/2033 (b)	8	8

Series 2013-43, Class YH, 2.50%, 5/25/2033	1,062	1,069

Series 2004-17, Class BF, 0.54%, 1/25/2034 (b)	181	182

Series 2006-3, Class SB, IF, IO, 6.51%, 7/25/2035 (b)	221	15

Series 2006-16, Class HZ, 5.50%, 3/25/2036	175	193

Series 2006-124, Class FC, 0.54%, 1/25/2037 (b)	765	774

Series 2014-23, Class FA, 0.40%, 10/25/2039 (b)	11,635	11,658

Series 2012-38, Class PA, 2.00%, 9/25/2041	1,239	1,227

Series 2013-54, Class HF, 0.39%, 10/25/2041 (b)	864	864

Series 2012-93, Class ME, 2.50%, 1/25/2042	1,494	1,490

Series 2012-13, Class FA, 0.77%, 2/25/2042 (b)	6,540	6,657

Series 2012-31, Class FB, 0.74%, 4/25/2042 (b)	5,307	5,375

Series 2013-23, Class KJ, 2.25%, 5/25/2042	2,228	2,218

Series 2012-119, Class FB, 0.54%, 11/25/2042 (b)	3,424	3,441

Series 2012-139, Class JA, 3.50%, 12/25/2042	2,523	2,667

Series 2013-6, Class FL, 0.59%, 2/25/2043 (b)	846	854

Series 2014-49, Class AF, 0.42%, 8/25/2044 (b)	153	153

Series 2015-42, Class BF, 0.41%, 6/25/2045 (b)	3,932	3,917

Series 2016-25, Class LA, 3.00%, 7/25/2045	9,425	9,606

Series 2016-33, Class JA, 3.00%, 7/25/2045	3,371	3,437

Series 2015-91, Class AF, 0.47%, 12/25/2045 (b)	3,622	3,627

Series 2016-58, Class SA, IO, 1.44%, 8/25/2046 (b)	8,737	339

Series 2017-108, Class PA, 3.00%, 6/25/2047	2,084	2,099

Series 2017-104, Class LA, 3.00%, 11/25/2047	1,439	1,445

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-38, Class PC, 3.00%, 2/25/2048	3,223	3,296

Series 2019-77, Class FP, 0.74%, 1/25/2050(b)	11,960	12,119

Series 2014-66, Class WF, 0.45%, 10/25/2054 (b)	1,753	1,762

FNMA, REMIC Trust, Whole Loan

Series 2003-W4, Class 5A, 3.22%, 10/25/2042 (b)	500	512

Series 2003-W15, Class 3A, 3.70%, 12/25/2042 (b)	591	642

Series 2003-W1, Class 2A, 5.43%, 12/25/2042 (b)	139	141

Series 2009-W1, Class A, 6.00%, 12/25/2049	213	234

Freedom

Series 2021-SAVF1, IO, 4.90%, 3/25/2022 (b)	4,100	4,100

GNMA

Series 2011-158, Class EB, 4.00%, 12/20/2026	2,358	2,462

Series 2010-166, Class GP, 3.00%, 4/20/2039	708	712

Series 2012-61, Class FM, 0.53%, 5/16/2042 (b)	4,092	4,145

Series 2012-H21, Class FA, 0.60%, 7/20/2062 (b)	1,529	1,532

Series 2012-H29, Class FA, 0.62%, 10/20/2062 (b)	2,056	2,059

Series 2013-H16, Class FA, 0.64%, 7/20/2063 (b)	5,780	5,792

Series 2014-H07, Class FC, 0.70%, 5/20/2064 (b)	10,690	10,756

Series 2014-H11, Class JA, 0.60%, 6/20/2064 (b)	3,016	3,024

Series 2014-H17, Class FM, 0.58%, 8/20/2064 (b)	8,444	8,463

Series 2015-H03, Class FD, 0.74%, 1/20/2065 (b)	5,276	5,302

Series 2015-H04, Class FL, 0.57%, 2/20/2065 (b)	8,542	8,556

Series 2015-H12, Class FJ, 0.53%, 5/20/2065 (b)	8,257	8,258

Series 2015-H14, Class FB, 0.53%, 5/20/2065 (b)	11,489	11,488

Series 2015-H12, Class FA, 0.58%, 5/20/2065 (b)	5,647	5,659

Series 2015-H15, Class FB, 0.70%, 6/20/2065 (b)	8,381	8,413

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	269

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2015-H19, Class FN, 0.54%, 7/20/2065 (b)	9,335		9,346

Series 2015-H23, Class TA, 0.57%, 9/20/2065 (b)	11,638		11,663

GSAA Trust

Series 2004-CW1, Class 1A1, 5.50%, 4/1/2034	396		411

GSR Mortgage Loan Trust

Series 2004-10F, Class 7A1, 5.50%, 9/25/2034	103		105

Impac CMB Trust

Series 2004-3, Class 3A, 0.83%, 3/25/2034 (b)	—	(d)	–	(d)

Series 2004-6, Class 1A2, 0.97%, 10/25/2034 (b)	55		55

Series 2005-5, Class A1, 0.83%, 8/25/2035 (b)	382		372

IndyMac INDA Mortgage Loan Trust

Series 2007-AR1, Class 1A1, 3.00%, 3/25/2037 (b)	273		253

JPMorgan Mortgage Trust

Series 2003-A1, Class 1A1, 1.85%, 10/25/2033 (b)	35		35

LHOME Mortgage Trust

Series 2020-RTL1, Class A1, 3.23%, 10/25/2024 (a)	2,500		2,505

MASTR Adjustable Rate Mortgages Trust

Series 2004-13, Class 2A1, 2.62%, 4/21/2034 (b)	75		75

Series 2004-13, Class 3A7B, 2.75%, 11/21/2034 (b)	257		256

MASTR Seasoned Securitization Trust

Series 2003-1, Class 3A2, 0.59%, 2/25/2033 (b)	45		44

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates

Series 2002-TBC1, Class B1, 1.19%, 9/15/2030‡ (b)	34		34

Series 2002-TBC1, Class B2, 1.59%, 9/15/2030‡ (b)	16		16

Series 2001-TBC1, Class B1, 1.07%, 11/15/2031‡ (b)	102		103

Merrill Lynch Mortgage Investors Trust

Series 2004-D, Class A1, 0.85%, 9/25/2029 (b)	117		115

Series 2004-1, Class 2A3, 2.07%, 12/25/2034 (b)	98		98

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Metlife Securitization Trust

Series 2018-1A, Class A, 3.75%, 3/25/2057 (a)(b)	2,286	2,335

Morgan Stanley Dean Witter Capital I, Inc. Trust

Series 2003-HYB1, Class A4, 1.47%, 3/25/2033 (b)	81	78

Series 2003-HYB1, Class B1, 1.47%, 3/25/2033‡ (b)	75	50

Morgan Stanley Mortgage Loan Trust

Series 2004-3, Class 4A, 5.63%, 4/25/2034 (b)	800	828

Series 2004-5AR, Class 3A3, 2.23%, 7/25/2034 (b)	106	110

Series 2004-5AR, Class 3A5, 2.23%, 7/25/2034 (b)	599	618

Series 2004-11AR, Class 1A2A, 0.50%, 1/25/2035 (b)	232	232

MRA Issuance Trust

Series 2021-EBO2, Class A, 2.84%, 12/31/2049 (a)(b)	4,450	4,450

MRFC Mortgage Pass-Through Trust

Series 2002-TBC2, Class B1, 1.04%, 8/15/2032‡ (b)	50	47

NAAC Reperforming Loan REMIC Trust Certificates

Series 2004-R3, Class AF, 0.64%, 2/25/2035 (a)(b)	661	586

New Residential Mortgage Loan Trust

Series 2018-4A, Class A1S, 0.94%, 1/25/2048 (a)(b)	1,885	1,879

Nomura Asset Acceptance Corp. Alternative Loan Trust

Series 2003-A3, Class A1, 5.50%, 8/25/2033 (c)	179	183

Prime Mortgage Trust

Series 2005-2, Class 2A1, 6.17%, 10/25/2032 (b)	229	231

PRPM LLC

Series 2020-6, Class A1, 2.36%, 11/25/2025 (a)(c)	2,642	2,604

Series 2021-10, Class A1, 2.49%, 10/25/2026 (a)(c)	1,635	1,607

RFMSI Trust

Series 2005-SA2, Class 2A2, 2.80%, 6/25/2035 (b)	397	400

Series 2006-SA4, Class 2A1, 4.53%, 11/25/2036 (b)	201	192

Seasoned Credit Risk Transfer Trust

Series 2020-1, Class M55G, 3.00%, 8/25/2059	8,747	8,862

SEE NOTES TO FINANCIAL STATEMENTS.

270	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Sequoia Mortgage Trust

Series 11, Class A, 1.06%, 12/20/2032 (b)	11	11

Series 2003-3, Class A2, 1.01%, 7/20/2033 (b)	76	75

Series 2004-11, Class A2, 0.86%, 12/20/2034 (b)	525	493

Structured Asset Mortgage Investments II Trust

Series 2004-AR1, Class 1A1, 0.86%, 3/19/2034 (b)	39	38

Structured Asset Mortgage Investments Trust

Series 2002-AR2, Class A3, 0.91%, 7/19/2032 (b)	237	190

Structured Asset Securities Corp. Mortgage Pass-Through Certificates

Series 2003-24A, Class 2A, 2.47%, 7/25/2033 (b)	361	371

Series 2003-40A, Class 4A, 2.14%, 1/25/2034 (b)	182	182

Thornburg Mortgage Securities Trust

Series 2004-4, Class 5A, 1.96%, 12/25/2044 (b)	1,663	1,600

Two Harbors

Series 2021-FNTMSR1, Class A, IO, 4.00%, 3/25/2022 (b)	7,500	7,503

WaMu Mortgage Pass-Through Certificates Trust

Series 2004-AR3, Class A1, 2.60%, 6/25/2034 (b)	322	330

Series 2004-AR11, Class A, 2.36%, 10/25/2034 (b)	160	159

Total Collateralized Mortgage Obligations (Cost $344,787)		345,274

Commercial Mortgage-Backed Securities -10.6%

20 Times Square Trust

Series 2018-20TS, Class A, 3.10%, 5/15/2035 (a) (b)	3,291	3,294

ACRE Commercial Mortgage Ltd. (Cayman Islands)

Series 2021-FL4, Class A, 0.97%, 12/18/2037 (a) (b)	2,118	2,105

BAMLL Commercial Mortgage Securities Trust

Series 2015-200P, Class A, 3.22%, 4/14/2033 (a)	3,500	3,547

Series 2018-DSNY, Class A, 1.04%, 9/15/2034 (a) (b)	6,000	5,933

BANK

Series 2021-BN35, Class A2, 1.87%, 6/15/2064	2,650	2,572

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Bayview Commercial Asset Trust

Series 2004-3, Class A2, 0.82%, 1/25/2035 (a) (b)	109	109

Series 2005-2A, Class A2, 0.71%, 8/25/2035 (a) (b)	545	523

Series 2005-2A, Class M1, 0.83%, 8/25/2035‡ (a) (b)	109	105

Series 2007-3, Class A2, 0.48%, 7/25/2037 (a) (b)	481	455

BBCMS Mortgage Trust

Series 2020-C7, Class A2, 2.02%, 4/15/2053	1,000	985

BBCMS Trust

Series 2015-VFM, Class A1, 2.47%, 3/10/2036 (a)	1,304	1,286

BHMS

Series 2018-ATLS, Class A, 1.44%, 7/15/2035 (a) (b)	6,000	5,940

BPR Trust

Series 2021-KEN, Class A, 1.44%, 2/15/2029 (a) (b)	2,115	2,099

BX

Series 2021-MFM1, Class A, 0.89%, 1/15/2034 (a) (b)	4,000	3,901

BX Trust

Series 2021-BXMF, Class A, 0.83%, 10/15/2026 (a) (b)	8,000	7,820

Series 2021-LBA, Class AJV, 0.99%, 2/15/2036 (a) (b)	6,500	6,339

BXMT Ltd. (Cayman Islands)

Series 2020-FL3, Class A, 1.56%, 11/15/2037 (a) (b)	9,000	9,000

Commercial Mortgage Trust

Series 2020-CBM, Class A1, 2.24%, 2/10/2037 (a) (b)	12,200	11,859

FHLMC, Multi-Family Structured Credit Risk

Series 2021-MN1, Class M1, 2.05%, 1/25/2051 (a) (b)	272	263

FHLMC, Multi-Family Structured Pass-Through Certificates

Series KL3W, Class AFLW, 0.56%, 8/25/2025 (b)	9,866	9,910

Series K086, Class A1, 3.67%, 12/25/2027	1,667	1,757

Series Q007, Class APT2, 3.31%, 10/25/2047 (b)	1,637	1,665

Series Q013, Class APT1, 1.20%, 5/25/2050 (b)	4,528	4,457

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	271

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Independence Plaza Trust

Series 2018-INDP, Class A, 3.76%, 7/10/2035 (a)	5,000	5,055

KKR Industrial Portfolio Trust

Series 2021-KDIP, Class A, 0.74%, 12/15/2037 (a) (b)	2,206	2,158

One Bryant Park Trust

Series 2019-OBP, Class A, 2.52%, 9/15/2054 (a)	5,000	4,823

One Market Plaza Trust

Series 2017-1MKT, Class A, 3.61%, 2/10/2032 (a)	5,000	4,976

ONE Mortgage Trust

Series 2021-PARK, Class A, 0.89%, 3/15/2036 (a) (b)	7,000	6,778

PFP Ltd. (Cayman Islands)

Series 2019-5, Class A, 1.10%, 4/14/2036 (a) (b)	294	292

Series 2021-7, Class A, 1.04%, 4/14/2038 (a) (b)	2,673	2,645

SMR Mortgage Trust

Series 2022-IND, Class A, 1.71%, 2/15/2039 (a) (b)	8,000	7,919

UBS Commercial Mortgage Trust

Series 2018-C10, Class A1, 3.18%, 5/15/2051	2,028	2,039

Series 2018-C14, Class A2, 4.26%, 12/15/2051	6,346	6,515

UBS-BAMLL Trust

Series 2012-WRM, Class A, 3.66%, 6/10/2030 (a)	1,155	1,154

Wells Fargo Commercial Mortgage Trust

Series 2021-SAVE, Class A, 1.34%, 2/15/2040 (a) (b)	3,427	3,397

Series 2020-C58, Class A1, 0.55%, 7/15/2053	1,326	1,283

Total Commercial Mortgage-Backed Securities (Cost $136,501)		134,958

Corporate Bonds — 9.5%

Automobiles — 0.2%

Hyundai Capital America 1.30%, 1/8/2026 (a)	2,960	2,796

Banks—2.7%

Banco Santander SA (Spain) 2.75%, 5/28/2025	2,000	2,002

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (e)	1,724	1,739

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BNP Paribas SA (France)

(SOFR + 1.00%), 1.32%, 1/13/2027 (a) (e)	6,470	6,082

Canadian Imperial Bank of Commerce (Canada)

(ICE LIBOR USD 3 Month + 0.66%), 0.86%, 9/13/2023 (e)	3,000	3,020

Cooperatieve Rabobank UA (Netherlands)

(SOFRINDX + 0.30%), 0.35%, 1/12/2024 (e)	10,000	10,008

Sumitomo Mitsui Financial Group, Inc. (Japan) 0.95%, 1/12/2026	2,900	2,734

Truist Financial Corp. 1.20%, 8/5/2025	4,000	3,854

Wells Fargo & Co.

(ICE LIBOR USD 3 Month + 0.75%), 2.16%, 2/11/2026 (e)	6,400	6,322

		35,761

Biotechnology — 0.7%

AbbVie, Inc.

(ICE LIBOR USD 3 Month + 0.65%), 1.13%, 11/21/2022 (e)	8,500	8,531

Capital Markets—0.1%

Goldman Sachs Group, Inc. (The)

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (e)	1,000	1,004

Consumer Finance — 1.2%

American Honda Finance Corp.

(ICE LIBOR USD 3 Month + 0.28%), 0.52%, 1/12/2024 (e)	10,000	10,000

Toyota Motor Credit Corp.

(SOFRINDX + 0.33%), 0.38%, 1/11/2024 (e)	5,000	5,003

		15,003

Diversified Telecommunication Services—0.3%

AT&T, Inc. 1.65%, 2/1/2028	4,335	4,087

Electric Utilities — 0.5%

Pacific Gas and Electric Co. 1.75%, 6/16/2022	5,850	5,845

Independent Power and Renewable Electricity Producers—0.1%

Southern Power Co. 0.90%, 1/15/2026	1,780	1,679

Insurance — 2.8%

Athene Global Funding 0.95%, 1/8/2024 (a)	4,160	4,066

Metropolitan Life Global Funding I

(SOFR + 0.32%), 0.37%, 1/7/2024 (a) (e)	10,000	9,994

New York Life Global Funding 0.40%, 10/21/2023 (a)	8,000	7,843

Principal Life Global Funding II 0.88%, 1/12/2026 (a)	8,790	8,325

SEE NOTES TO FINANCIAL STATEMENTS.

272	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Corporate Bonds — continued

Insurance — continued

Protective Life Global Funding 1.17%, 7/15/2025 (a)	5,190		5,008

			35,236

Multi-Utilities — 0.5%

Dominion Energy, Inc.

Series D, (ICE LIBOR USD 3 Month + 0.53%), 0.73%, 9/15/2023 (e)	6,000		6,001

Oil, Gas & Consumable Fuels—0.1%

Phillips 66 Partners LP 2.45%, 12/15/2024	1,585		1,586

Specialty Retail—0.3%

Home Depot, Inc. (The) 0.90%, 3/15/2028	3,915		3,596

Total Corporate Bonds (Cost $123,504)			121,125

Mortgage-Backed Securities — 6.2%

FHLMC

Pool # 846013, ARM, 2.37%, 6/1/2022 (b)	—	(d)	–	(d)

Pool # 611299, ARM, 2.40%, 1/1/2023 (b)	2		2

Pool # 845297, ARM, 2.37%, 2/1/2023 (b)	1		1

Pool # 846144, ARM, 2.45%, 6/1/2025 (b)	1		2

Pool # 755248, ARM, 2.30%, 12/1/2026 (b)	50		50

Pool # 785866, ARM, 2.32%, 12/1/2026 (b)	1		1

Pool # 611141, ARM, 2.23%, 1/1/2027 (b)	10		10

Pool # 788688, ARM, 2.30%, 8/1/2027 (b)	51		50

Pool # 788665, ARM, 2.28%, 11/1/2027 (b)	11		11

Pool # 846774, ARM, 2.35%, 12/1/2027 (b)	12		12

Pool # 788664, ARM, 2.28%, 7/1/2028 (b)	13		13

Pool # 786902, ARM, 2.22%, 10/1/2029 (b)	4		4

Pool # 846716, ARM, 2.42%, 12/1/2029 (b)	2		2

Pool # 645242, ARM, 2.58%, 1/1/2030 (b)	6		6

Pool # 846812, ARM, 2.37%, 4/1/2030 (b)	5		5

Pool # 611278, ARM, 2.34%, 7/1/2030 (b)	86		85

Pool # 847263, ARM, 2.31%, 4/1/2032 (b)	27		27

FHLMC Gold Pools, 30 Year

Pool # C00387, 9.00%, 2/1/2025	1		1

Pool # C35263, 7.50%, 5/1/2028	—	(d)	–	(d)

Pool # G00981, 8.50%, 7/1/2028	4		5

FHLMC Gold Pools, Other

Pool # U49009, 3.00%, 8/1/2028	1,556		1,604

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

FHLMC UMBS, 30 Year

Pool # RA2459, 4.00%, 4/1/2050	7,082		7,434

Pool # RA2904, 3.00%, 6/1/2050	5,898		5,977

Pool # RA2970, 2.50%, 7/1/2050	6,618		6,569

FNMA

Pool # 276617, ARM, 1.58%, 4/1/2024 (b)	4		4

Pool # 323269, ARM, 2.47%, 1/1/2025 (b)	50		50

Pool # 326092, ARM, 2.36%, 7/1/2025 (b)	—	(d)	–	(d)

Pool # 313555, ARM, 2.59%, 6/1/2026 (b)	1		1

Pool # 423291, ARM, 2.45%, 8/1/2026 (b)	23		23

Pool # 70179, ARM, 3.50%, 7/1/2027 (b)	3		3

Pool # 535984, ARM, 2.69%, 12/1/2028 (b)	10		10

Pool # 576757, ARM, 2.54%, 3/1/2029 (b)	7		7

Pool # 323798, ARM, 2.34%, 5/1/2029 (b)	1		1

Pool # 540206, ARM, 2.03%, 5/1/2030 (b)	20		20

Pool # 594577, ARM, 2.52%, 11/1/2030 (b)	15		15

Pool # 124945, ARM, 2.23%, 1/1/2031 (b)	1		1

Pool # 555563, ARM, 2.25%, 5/1/2033 (b)	39		39

Pool # 725111, ARM, 2.36%, 9/1/2033 (b)	22		22

Pool # 788301, ARM, 2.45%, 2/1/2034 (b)	40		40

Pool # 545182, ARM, 2.26%, 3/1/2038 (b)	4		4

FNMA UMBS, 15 Year

Pool # AD1969, 4.00%, 2/1/2025	396		411

FNMA UMBS, 20 Year

Pool # 254911, 5.00%, 10/1/2023	205		221

Pool # MA1338, 3.00%, 2/1/2033	1,156		1,193

Pool # MA1401, 3.00%, 4/1/2033	448		463

Pool # MA1490, 3.00%, 7/1/2033	1,479		1,526

FNMA UMBS, 30 Year

Pool # 50748, 7.50%, 6/1/2023	—	(d)	—	(d)

Pool # 331955, 7.50%, 11/1/2024	5		5

Pool # 567874, 7.50%, 10/1/2030	21		21

Pool # 995724, 6.00%, 4/1/2039	200		218

Pool # AD0588, 5.00%, 12/1/2039	951		1,066

Pool # AD9721, 5.50%, 8/1/2040	276		300

Pool # BM3048, 4.00%, 10/1/2042	3,841		4,126

Pool # AS4592, 4.00%, 2/1/2045	5,926		6,351

Pool # BM5560, 4.00%, 1/1/2046	4,735		5,085

Pool # CA0411, 4.00%, 9/1/2047	4,401		4,744

Pool # CA2489, 4.50%, 10/1/2048	1,020		1,075

Pool # BP7345, 3.00%, 6/1/2050	7,510		7,626

Pool # BQ7436, 3.00%, 9/1/2051	4,570		4,684

Pool # BQ7454, 3.00%, 12/1/2051	6,060		6,210

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	273

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

FNMA, 30 Year

Pool # 595470, 7.00%, 3/1/2027	1		1

Pool # 421016, 8.00%, 11/1/2027	—	(d)	—	(d)

FNMA, Other

Pool # 570566, 12.00%, 11/1/2030	44		46

Pool # BK7908, 4.00%, 11/1/2048	631		658

GNMA I, 15 Year

Pool # 723171, 4.50%, 10/15/2024	222		229

GNMA I, 30 Year

Pool # 378315, 7.00%, 6/15/2024	2		2

Pool # 780029, 9.00%, 11/15/2024	—	(d)	—	(d)

Pool # 781090, 9.50%, 7/15/2025	—	(d)	—	(d)

Pool # 412336, 8.00%, 10/15/2027	2		3

GNMA II, 30 Year

Pool # 314500, 7.40%, 3/20/2022	—	(d)	—	(d)

Pool # 334396, 7.25%, 8/20/2022	1		1

Pool # 1429, 7.50%, 10/20/2023	1		1

Pool # 2036, 8.00%, 7/20/2025	4		4

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 2270, 8.00%, 8/20/2026	6	7

Pool # CG5224, 3.50%, 8/20/2051	9,906	10,609

Total Mortgage-Backed Securities (Cost $79,800)		78,997

	Shares (000)
Short-Term Investments — 9.9%

Investment Companies — 9.9%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (f) (g) (Cost $126,062)	126,045	126,083

Total Investments — 100.4% (Cost $1,286,487)		1,275,794
Liabilities in Excess of Other Assets — (0.4)%		(5,092)

NET ASSETS — 100.0%		1,270,702

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-Backed Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2022.
CLO	Collateralized Loan Obligations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of February 28, 2022. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.
(c)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2022.
(d)	Amount rounds to less than one thousand.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2022.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of February 28, 2022.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

274	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — 47.5%

FHLMC

Pool # 645242, ARM, 2.58%, 1/1/2030 (a)	4	4

Pool # 781087, ARM, 2.36%, 12/1/2033 (a)	39	39

Pool # 1B1665, ARM, 2.05%, 4/1/2034 (a)	17	17

Pool # 782979, ARM, 2.37%, 1/1/2035 (a)	50	52

Pool # 1B2844, ARM, 1.96%, 3/1/2035 (a)	23	23

Pool # 1Q0007, ARM, 2.39%, 12/1/2035 (a)	24	24

Pool # 972200, ARM, 2.05%, 3/1/2036 (a)	54	54

Pool # 1J1380, ARM, 2.73%, 3/1/2036 (a)	23	25

Pool # 1H2618, ARM, 2.37%, 5/1/2036 (a)	36	38

Pool # 1G2557, ARM, 2.22%, 6/1/2036 (a)	58	62

Pool # 1A1085, ARM, 1.93%, 8/1/2036 (a)	42	44

Pool # 1Q0105, ARM, 2.00%, 9/1/2036 (a)	24	25

Pool # 1N0249, ARM, 1.82%, 10/1/2036 (a)	12	13

Pool # 1A1096, ARM, 1.88%, 10/1/2036 (a)	99	102

Pool # 1B7163, ARM, 2.32%, 10/1/2036 (a)	2	2

Pool # 1J1348, ARM, 2.45%, 10/1/2036 (a)	102	101

Pool # 1J1378, ARM, 1.89%, 11/1/2036 (a)	49	51

Pool # 1G2671, ARM, 1.97%, 11/1/2036 (a)	49	49

Pool # 1Q0737, ARM, 2.01%, 11/1/2036 (a)	47	47

Pool # 782760, ARM, 2.31%, 11/1/2036 (a)	88	93

Pool # 1G1386, ARM, 2.17%, 12/1/2036 (a)	21	22

Pool # 1J1516, ARM, 2.02%, 2/1/2037 (a)	20	21

Pool # 1G1555, ARM, 2.51%, 2/1/2037 (a)	22	23

Pool # 1Q0739, ARM, 2.13%, 3/1/2037 (a)	66	69

Pool # 1Q0697, ARM, 1.72%, 5/1/2037 (a)	44	46

Pool # 1G2229, ARM, 2.01%, 9/1/2037 (a)	21	22

Pool # 1K0134, ARM, 2.36%, 10/1/2037 (a)	5	5

Pool # 1Q0722, ARM, 2.35%, 4/1/2038 (a)	30	32

Pool # 1Q0789, ARM, 2.22%, 5/1/2038 (a)	9	9

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

FHLMC Gold Pools, 15 Year

Pool # G12978, 5.50%, 12/1/2022	4		5

FHLMC Gold Pools, 20 Year

Pool # C91042, 5.50%, 5/1/2027	192		208

Pool # C91158, 6.50%, 1/1/2028	98		104

Pool # C91180, 5.50%, 3/1/2028	72		79

Pool # D98938, 4.00%, 2/1/2032	384		403

FHLMC Gold Pools, 30 Year

Pool # D53146, 6.50%, 5/1/2024	—	(b)	—	(b)

Pool # C18115, 6.00%, 11/1/2028	1		1

Pool # C00701, 6.50%, 1/1/2029	18		20

Pool # G03029, 6.00%, 10/1/2029	27		29

Pool # C68485, 7.00%, 7/1/2032	17		18

Pool # G01448, 7.00%, 8/1/2032	28		32

Pool # C75791, 5.50%, 1/1/2033	58		64

Pool # C01735, 4.00%, 10/1/2033	53		57

Pool # A13625, 5.50%, 10/1/2033	180		202

Pool # A16253, 6.00%, 11/1/2033	25		28

Pool # A16843, 6.00%, 12/1/2033	41		45

Pool # A24712, 6.50%, 7/1/2034	19		21

Pool # A28796, 6.50%, 11/1/2034	89		100

Pool # A46417, 7.00%, 4/1/2035	211		241

Pool # A46987, 5.50%, 7/1/2035	390		435

Pool # A80290, 5.00%, 11/1/2035	449		501

Pool # G05713, 6.50%, 12/1/2035	365		405

Pool # A54679, 6.50%, 6/1/2036	20		22

Pool # C02637, 7.00%, 10/1/2036	141		156

Pool # C02660, 6.50%, 11/1/2036	58		67

Pool # G04077, 6.50%, 3/1/2038	115		132

Pool # G05190, 7.50%, 9/1/2038	15		16

Pool # C03466, 5.50%, 3/1/2040	88		98

Pool # A93511, 5.00%, 8/1/2040	760		844

Pool # G06493, 4.50%, 5/1/2041	1,152		1,252

Pool # G60039, 3.00%, 4/1/2043	4,352		4,487

Pool # G60105, 5.00%, 6/1/2044	1,531		1,698

Pool # Q37784, 3.50%, 12/1/2045	1,272		1,335

Pool # Q39412, 3.50%, 3/1/2046	562		586

Pool # Q40797, 3.50%, 5/1/2046	1,548		1,621

Pool # Q40922, 3.50%, 6/1/2046	470		489

Pool # Q42079, 3.50%, 7/1/2046	1,272		1,330

Pool # V84637, 4.00%, 9/1/2048	560		586

Pool # Q61709, 4.50%, 2/1/2049	1,281		1,357

Pool # Q62088, 4.50%, 2/1/2049	749		813

FHLMC Gold Pools, Other

Pool # G20027, 10.00%, 10/1/2030	4		4

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	275

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # B90491, 7.50%, 1/1/2032	85	93

Pool # U80047, 4.00%, 9/1/2032	303	319

Pool # U80068, 3.50%, 10/1/2032	393	409

Pool # U80125, 3.50%, 1/1/2033	1,054	1,098

Pool # U80173, 3.50%, 1/1/2033	1,089	1,134

Pool # U80265, 3.50%, 4/1/2033	1,163	1,212

Pool # L10221, 6.00%, 1/1/2034	39	40

Pool # L10224, 6.00%, 12/1/2034	111	118

Pool # H00158, 6.00%, 4/1/2036	200	208

Pool # L10291, 6.50%, 11/1/2036	179	196

Pool # P51353, 6.50%, 11/1/2036	107	121

Pool # P50595, 6.50%, 12/1/2036	327	378

Pool # P51361, 6.50%, 12/1/2036	73	84

Pool # G20028, 7.50%, 12/1/2036	106	116

Pool # G80365, 6.50%, 10/17/2038	130	144

Pool # U90690, 3.50%, 6/1/2042	3,207	3,375

Pool # U90975, 4.00%, 6/1/2042	1,881	2,017

Pool # T65101, 4.00%, 10/1/2042	468	482

Pool # U90378, 4.00%, 11/1/2042	2,818	3,021

Pool # U90542, 4.00%, 12/1/2042	1,042	1,110

Pool # U91449, 4.00%, 5/1/2043	2,987	3,204

Pool # U99051, 3.50%, 6/1/2043	432	455

Pool # U99134, 4.00%, 1/1/2046	1,740	1,866

Pool # U69030, 4.50%, 1/1/2046	1,240	1,343

Pool # U69039, 4.00%, 2/1/2046	2,738	2,929

FHLMC UMBS, 20 Year

Pool # SC0104, 3.50%, 8/1/2035	5,018	5,234

Pool # ZT1675, 3.50%, 4/1/2037	2,939	3,082

FHLMC UMBS, 30 Year

Pool # RA1617, 3.50%, 8/1/2049	908	938

Pool # RA1623, 4.00%, 9/1/2049	2,234	2,364

Pool # QA5403, 4.00%, 11/1/2049	806	850

Pool # QA5096, 4.00%, 12/1/2049	1,741	1,821

Pool # QA5982, 4.00%, 12/1/2049	964	1,019

Pool # RA2008, 4.00%, 1/1/2050	3,063	3,226

Pool # QA7351, 3.00%, 2/1/2050	370	375

Pool # RA2272, 3.50%, 2/1/2050	19,808	20,782

Pool # QA9332, 2.50%, 5/1/2050	5,979	5,944

Pool # QB0097, 4.00%, 5/1/2050	693	744

Pool # QB4045, 2.50%, 10/1/2050	5,650	5,586

Pool # RA4515, 4.00%, 2/1/2051	6,819	7,166

Pool # QC2209, 3.50%, 5/1/2051	2,314	2,395

FNMA

Pool # 54844, ARM, 2.18%, 9/1/2027 (a)	2	2

Pool # 303532, ARM, 3.85%, 3/1/2029 (a)	5	5

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Pool # 555258, ARM, 1.66%, 1/1/2033 (a)	57		57

Pool # 722421, ARM, 1.66%, 7/1/2033 (a)	6		6

Pool # 686040, ARM, 2.26%, 7/1/2033 (a)	78		79

Pool # 746299, ARM, 2.06%, 9/1/2033 (a)	43		45

Pool # 743546, ARM, 1.74%, 11/1/2033 (a)	129		129

Pool # 749923, ARM, 2.28%, 11/1/2033 (a)	—	(b)	—	(b)

Pool # 766610, ARM, 1.96%, 1/1/2034 (a)	15		15

Pool # 735648, ARM, 1.93%, 2/1/2034 (a)	44		43

Pool # 770377, ARM, 1.62%, 4/1/2034 (a)	30		30

Pool # 751531, ARM, 2.33%, 5/1/2034 (a)	53		53

Pool # 778908, ARM, 1.80%, 6/1/2034 (a)	27		27

Pool # 800422, ARM, 1.47%, 8/1/2034 (a)	174		176

Pool # 793062, ARM, 2.00%, 8/1/2034 (a)	23		23

Pool # 735332, ARM, 2.27%, 8/1/2034 (a)	44		45

Pool # 790964, ARM, 1.90%, 9/1/2034 (a)	14		14

Pool # 794797, ARM, 1.54%, 10/1/2034 (a)	38		39

Pool # 803599, ARM, 1.83%, 10/1/2034 (a)	62		62

Pool # 803594, ARM, 1.83%, 10/1/2034 (a)	20		20

Pool # 735740, ARM, 1.99%, 10/1/2034 (a)	40		40

Pool # 896463, ARM, 2.42%, 10/1/2034 (a)	101		106

Pool # 810896, ARM, 1.69%, 1/1/2035 (a)	324		336

Pool # 816594, ARM, 1.86%, 2/1/2035 (a)	11		12

Pool # 745862, ARM, 2.35%, 4/1/2035 (a)	69		70

Pool # 735539, ARM, 2.40%, 4/1/2035 (a)	166		174

Pool # 821378, ARM, 1.53%, 5/1/2035 (a)	47		47

Pool # 823660, ARM, 1.97%, 5/1/2035 (a)	39		39

Pool # 821179, ARM, 2.01%, 5/1/2035 (a)	13		13

Pool # 745766, ARM, 1.84%, 6/1/2035 (a)	36		36

Pool # 832801, ARM, 1.90%, 9/1/2035 (a)	31		31

Pool # 849251, ARM, 1.99%, 1/1/2036 (a)	30		31

Pool # 920843, ARM, 2.69%, 3/1/2036 (a)	474		506

Pool # 872825, ARM, 2.12%, 6/1/2036 (a)	72		75

Pool # 892868, ARM, 2.02%, 7/1/2036 (a)	42		43

Pool # 886558, ARM, 2.02%, 8/1/2036 (a)	34		35

Pool # 920547, ARM, 1.73%, 9/1/2036 (a)	102		106

Pool # 894239, ARM, 2.02%, 10/1/2036 (a)	43		43

Pool # 900191, ARM, 2.32%, 10/1/2036 (a)	18		19

SEE NOTES TO FINANCIAL STATEMENTS.

276	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 902818, ARM, 2.20%, 11/1/2036 (a)	1		1

Pool # 902955, ARM, 2.07%, 12/1/2036 (a)	30		30

Pool # 995919, ARM, 1.89%, 7/1/2037 (a)	59		61

Pool # 938346, ARM, 2.05%, 7/1/2037 (a)	20		20

Pool # AD0085, ARM, 1.51%, 11/1/2037 (a)	39		40

Pool # AD0179, ARM, 2.35%, 12/1/2037 (a)	48		50

Pool # 966946, ARM, 2.28%, 1/1/2038 (a)	15		15

FNMA UMBS, 15 Year

Pool # 888834, 6.50%, 4/1/2022	—	(b)	—	(b)

Pool # 995428, 5.50%, 11/1/2023	—	(b)	—	(b)

Pool # 995456, 6.50%, 2/1/2024	15		15

Pool # AD0133, 5.00%, 8/1/2024	15		15

Pool # AX7598, 3.00%, 1/1/2030	1,650		1,704

FNMA UMBS, 20 Year

Pool # 254305, 6.50%, 5/1/2022	—	(b)	1

Pool # 555791, 6.50%, 12/1/2022	1		1

Pool # 889889, 6.50%, 7/1/2024	2		2

Pool # 257055, 6.50%, 12/1/2027	54		59

Pool # AE0049, 6.00%, 9/1/2029	55		60

Pool # MA0602, 3.50%, 12/1/2030	573		594

Pool # AP3582, 3.50%, 8/1/2032	742		774

Pool # AB9830, 3.50%, 7/1/2033	3,910		4,067

Pool # AL6238, 4.00%, 1/1/2035	1,155		1,240

FNMA UMBS, 30 Year

Pool # 689977, 8.00%, 3/1/2027	19		20

Pool # 695533, 8.00%, 6/1/2027	10		11

Pool # 756020, 8.50%, 12/1/2027	9		9

Pool # 527285, 7.00%, 11/1/2028	4		4

Pool # 755973, 8.00%, 11/1/2028	58		63

Pool # 455759, 6.00%, 12/1/2028	10		10

Pool # 776702, 4.50%, 5/1/2029	11		12

Pool # 889020, 6.50%, 11/1/2029	71		78

Pool # 567036, 8.50%, 2/1/2030	22		22

Pool # 598559, 6.50%, 8/1/2031	27		30

Pool # 613000, 7.00%, 11/1/2031	23		24

Pool # 610591, 7.00%, 1/1/2032	33		34

Pool # 788150, 6.00%, 3/1/2032	17		18

Pool # 649734, 7.00%, 6/1/2032	10		10

Pool # 668825, 7.00%, 8/1/2032	7		7

Pool # 682078, 5.50%, 11/1/2032	183		204

Pool # 668562, 6.00%, 12/1/2032	27		30

Pool # 675555, 6.00%, 12/1/2032	13		14

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AL0045, 6.00%, 12/1/2032	165	187

Pool # 357363, 5.50%, 3/1/2033	247	275

Pool # 674349, 6.00%, 3/1/2033	15	16

Pool # 688625, 6.00%, 3/1/2033	19	20

Pool # 688655, 6.00%, 3/1/2033	6	6

Pool # 695584, 6.00%, 3/1/2033	5	6

Pool # 702901, 6.00%, 5/1/2033	157	178

Pool # 695403, 5.00%, 6/1/2033	104	115

Pool # 995656, 7.00%, 6/1/2033	124	141

Pool # 723852, 5.00%, 7/1/2033	36	40

Pool # 729296, 5.00%, 7/1/2033	109	121

Pool # 726912, 4.00%, 8/1/2033	5	5

Pool # 753696, 4.00%, 8/1/2033	21	22

Pool # 729379, 6.00%, 8/1/2033	17	19

Pool # 726914, 6.50%, 8/1/2033	8	9

Pool # 737825, 6.00%, 9/1/2033	32	36

Pool # AA7943, 4.00%, 10/1/2033	323	345

Pool # 750977, 4.50%, 11/1/2033	22	24

Pool # 725017, 5.50%, 12/1/2033	239	269

Pool # 759424, 5.50%, 1/1/2034	65	73

Pool # 751182, 5.50%, 3/1/2034	47	53

Pool # 751341, 5.50%, 3/1/2034	15	17

Pool # 767378, 5.50%, 3/1/2034	20	22

Pool # 776565, 4.00%, 4/1/2034	201	215

Pool # AC1317, 4.50%, 9/1/2034	227	244

Pool # 820347, 5.00%, 9/1/2035	40	45

Pool # 745281, 6.00%, 1/1/2036	30	35

Pool # 888417, 6.50%, 1/1/2036	64	70

Pool # 833629, 7.00%, 3/1/2036	27	30

Pool # 893268, 6.50%, 8/1/2036	65	71

Pool # 833657, 7.50%, 8/1/2036	12	14

Pool # AA0922, 6.00%, 9/1/2036	176	200

Pool # 878225, 6.50%, 10/1/2036	51	56

Pool # 985683, 8.00%, 10/1/2036	87	99

Pool # 888476, 7.50%, 5/1/2037	46	54

Pool # 945870, 6.50%, 8/1/2037	53	58

Pool # 946338, 7.00%, 9/1/2037	40	45

Pool # 888707, 7.50%, 10/1/2037	92	108

Pool # 889883, 6.50%, 3/1/2038	71	80

Pool # AC9081, 6.50%, 9/1/2038	112	130

Pool # 909236, 7.00%, 9/1/2038	287	348

Pool # 934591, 7.00%, 10/1/2038	52	61

Pool # AB2869, 6.00%, 11/1/2038	221	246

Pool # 995504, 7.50%, 11/1/2038	21	25

Pool # 257510, 7.00%, 12/1/2038	125	152

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	277

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # AD0753, 7.00%, 1/1/2039	218	261

Pool # 890661, 7.00%, 2/1/2039	1,060	1,196

Pool # AD0780, 7.50%, 4/1/2039	419	508

Pool # AD6377, 5.50%, 5/1/2040	72	80

Pool # AD4951, 5.00%, 7/1/2040	1,380	1,536

Pool # BM5364, 4.00%, 4/1/2042	1,701	1,818

Pool # AL6839, 5.00%, 4/1/2042	823	910

Pool # AR8128, 3.50%, 3/1/2043	1,225	1,288

Pool # AL8256, 3.00%, 8/1/2043	2,879	2,968

Pool # AZ8089, 4.00%, 7/1/2045	386	405

Pool # BA2343, 4.00%, 9/1/2045	2,013	2,148

Pool # BC9441, 3.50%, 4/1/2046	481	503

Pool # BC6982, 4.00%, 4/1/2046	1,525	1,621

Pool # BD0299, 3.50%, 5/1/2046	362	377

Pool # BC1249, 3.50%, 6/1/2046	246	255

Pool # BD1243, 3.50%, 6/1/2046	478	500

Pool # BD3066, 3.50%, 7/1/2046	561	584

Pool # BD3088, 3.50%, 7/1/2046	445	465

Pool # BD5248, 3.50%, 8/1/2046	1,398	1,459

Pool # BD7764, 3.50%, 9/1/2046	883	917

Pool # BE5870, 3.50%, 1/1/2047	2,445	2,565

Pool # BH4665, 4.00%, 6/1/2047	3,688	3,907

Pool # BH7626, 4.00%, 8/1/2047	1,387	1,462

Pool # BM3500, 4.00%, 9/1/2047	1,986	2,126

Pool # BH7663, 4.00%, 10/1/2047	2,668	2,836

Pool # BJ1778, 4.50%, 10/1/2047	722	769

Pool # BM3044, 4.00%, 11/1/2047	2,405	2,548

Pool # BE8351, 4.00%, 2/1/2048	976	1,025

Pool # BM3455, 4.50%, 2/1/2048	1,856	2,005

Pool # BK7006, 4.50%, 6/1/2048	797	847

Pool # BD9084, 4.50%, 7/1/2048	1,320	1,435

Pool # BK9303, 4.00%, 8/1/2048	2,643	2,817

Pool # CA4662, 3.50%, 9/1/2048	2,600	2,726

Pool # 890863, 5.00%, 9/1/2048	2,283	2,544

Pool # BN1829, 4.50%, 10/1/2048	1,266	1,350

Pool # BN4960, 5.00%, 12/1/2048	615	665

Pool # BM5430, 5.00%, 1/1/2049	3,099	3,424

Pool # BN5013, 5.00%, 1/1/2049	2,926	3,235

Pool # BN6788, 4.50%, 2/1/2049	452	478

Pool # BK0317, 4.00%, 3/1/2049	1,655	1,739

Pool # BO0719, 5.00%, 6/1/2049	1,684	1,857

Pool # BO0721, 5.00%, 6/1/2049	1,917	2,110

Pool # BO0722, 5.00%, 6/1/2049	881	984

Pool # BO4276, 3.50%, 7/1/2049	2,634	2,780

Pool # BO4277, 3.50%, 7/1/2049	4,339	4,572

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BO4280, 4.00%, 7/1/2049	3,389	3,604

Pool # BN8529, 4.50%, 7/1/2049	495	530

Pool # BO3436, 4.50%, 7/1/2049	2,513	2,727

Pool # BO0718, 5.00%, 7/1/2049	2,136	2,366

Pool # BO0720, 5.00%, 7/1/2049	1,825	2,001

Pool # BO2496, 5.00%, 7/1/2049	2,981	3,318

Pool # BO2497, 5.00%, 7/1/2049	2,701	3,001

Pool # BO2498, 5.00%, 7/1/2049	3,061	3,400

Pool # BO2499, 5.00%, 7/1/2049	775	866

Pool # BO3408, 5.00%, 7/1/2049	971	1,053

Pool # BO3749, 4.00%, 8/1/2049	2,364	2,542

Pool # BO3999, 4.00%, 8/1/2049	1,109	1,159

Pool # BO1036, 4.50%, 8/1/2049	58	61

Pool # BO2495, 5.00%, 8/1/2049	2,796	3,107

Pool # BK8769, 3.50%, 10/1/2049	1,826	1,887

Pool # CA4363, 4.00%, 10/1/2049	1,632	1,712

Pool # BO2888, 4.00%, 11/1/2049	1,569	1,652

Pool # BO4387, 4.00%, 11/1/2049	1,861	1,962

Pool # FM2526, 4.00%, 12/1/2049	3,819	4,089

Pool # BP1128, 4.00%, 1/1/2050	1,030	1,085

Pool # BP1132, 4.00%, 1/1/2050	1,062	1,130

Pool # BP1141, 4.00%, 1/1/2050	283	297

Pool # BP1847, 4.50%, 1/1/2050	1,656	1,815

Pool # BP6363, 3.00%, 4/1/2050	6,098	6,179

Pool # BP5296, 3.50%, 4/1/2050	3,482	3,620

Pool # BP5302, 4.00%, 4/1/2050	3,229	3,375

Pool # BP7684, 2.50%, 5/1/2050	4,416	4,376

Pool # BP7685, 2.50%, 5/1/2050	4,920	4,895

Pool # BP8335, 2.50%, 5/1/2050	6,201	6,246

Pool # BP8337, 3.00%, 5/1/2050	4,540	4,721

Pool # CA5729, 3.00%, 5/1/2050	7,482	7,566

Pool # BO4404, 2.50%, 6/1/2050	4,916	4,886

Pool # BP4091, 2.50%, 6/1/2050	5,317	5,277

Pool # BP8336, 2.50%, 6/1/2050	7,698	7,622

Pool # BP8338, 3.00%, 6/1/2050	3,849	3,999

Pool # BK2693, 3.50%, 6/1/2050	968	997

Pool # BP9337, 3.50%, 6/1/2050	3,632	3,903

Pool # BP9950, 3.50%, 6/1/2050	3,198	3,302

Pool # CA6430, 3.50%, 7/1/2050	6,614	6,864

Pool # BO4410, 3.00%, 8/1/2050	5,248	5,414

Pool # BQ1646, 3.00%, 8/1/2050	4,357	4,471

Pool # BQ4113, 3.00%, 9/1/2050	2,281	2,309

Pool # BQ5586, 3.00%, 10/1/2050	3,501	3,543

Pool # BR0870, 3.50%, 2/1/2051	1,217	1,256

Pool # FM9961, 3.00%, 12/1/2051	9,968	10,090

SEE NOTES TO FINANCIAL STATEMENTS.

278	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # CB2637, 2.50%, 1/1/2052	10,520	10,393

Pool # CB2670, 3.00%, 1/1/2052	9,104	9,261

FNMA, 30 Year

Pool # 535183, 8.00%, 6/1/2028	4	4

Pool # 252155, 7.00%, 10/1/2028	18	20

Pool # 252334, 6.50%, 2/1/2029	57	62

Pool # 252409, 6.50%, 3/1/2029	54	57

Pool # 535442, 8.50%, 6/1/2030	1	1

Pool # 653815, 7.00%, 2/1/2033	15	16

Pool # 752786, 6.00%, 9/1/2033	28	30

Pool # 954255, 6.50%, 8/1/2037	467	510

Pool # 931717, 6.50%, 8/1/2039	249	274

Pool # CA3030, 4.50%, 1/1/2049	6,410	6,731

Pool # CA4047, 4.00%, 8/1/2049	7,128	7,317

Pool # CA4520, 3.50%, 11/1/2049	5,352	5,476

Pool # CB1538, 2.50%, 9/1/2051	16,704	16,708

FNMA, Other

Pool # 471151, 3.02%, 5/1/2022	4,115	4,113

Pool # 471313, 3.08%, 5/1/2022	2,025	2,024

Pool # 471828, 2.65%, 8/1/2022	8,320	8,316

Pool # 471901, 2.90%, 9/1/2022	2,586	2,590

Pool # AM0585, 2.38%, 11/1/2022	1,643	1,648

Pool # AM1619, 2.34%, 12/1/2022	3,695	3,710

Pool # AM2859, 2.65%, 3/1/2023	2,000	2,015

Pool # AM3069, 2.64%, 4/1/2023	1,699	1,712

Pool # AM3563, 2.51%, 6/1/2023	819	826

Pool # AM3990, 3.74%, 7/1/2023	918	936

Pool # AM4716, 3.38%, 12/1/2023	1,395	1,423

Pool # AM7024, 2.90%, 12/1/2024	1,000	1,027

Pool # AM7589, 2.95%, 12/1/2024	1,853	1,904

Pool # AM7290, 2.97%, 12/1/2024	1,121	1,151

Pool # AM7576, 3.04%, 12/1/2024	1,928	1,986

Pool # AM7682, 2.84%, 1/1/2025	1,605	1,644

Pool # AM7571, 2.89%, 1/1/2025	1,510	1,551

Pool # AN0029, 3.10%, 9/1/2025	2,269	2,355

Pool # AM4660, 3.77%, 12/1/2025	4,743	5,030

Pool # AM6381, 3.29%, 8/1/2026	4,871	5,105

Pool # 468574, 4.55%, 8/1/2026	2,353	2,520

Pool # 468573, 4.76%, 8/1/2026	2,469	2,695

Pool # AM6808, 3.24%, 10/1/2026	1,900	1,997

Pool # AM7321, 3.12%, 11/1/2026	927	971

Pool # 469615, 4.08%, 11/1/2026	9,402	10,126

Pool # AM7118, 3.14%, 12/1/2026	1,722	1,805

Pool # AN4571, 3.07%, 2/1/2027	1,679	1,756

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AN4363, 3.25%, 2/1/2027	4,083	4,290

Pool # AN4917, 3.13%, 3/1/2027	4,100	4,308

Pool # BL1958, 3.42%, 4/1/2027	3,211	3,402

Pool # 470893, 3.46%, 4/1/2027	2,035	2,147

Pool # AM8745, 2.81%, 5/1/2027	1,610	1,667

Pool # AM8595, 2.83%, 5/1/2027	4,000	4,149

Pool # AM8987, 2.79%, 6/1/2027	873	904

Pool # AM9169, 3.08%, 6/1/2027	2,256	2,367

Pool # AN6318, 3.18%, 8/1/2027	3,000	3,124

Pool # 109421, 3.75%, 9/1/2028	1,913	2,074

Pool # BL0920, 3.82%, 9/1/2028	2,425	2,642

Pool # BL0819, 3.95%, 12/1/2028	5,075	5,601

Pool # AN4154, 3.17%, 1/1/2029	6,060	6,418

Pool # AN4349, 3.35%, 1/1/2029	2,970	3,180

Pool # AN5989, 3.21%, 7/1/2029	2,925	3,085

Pool # AN8154, 3.17%, 2/1/2030	6,278	6,624

Pool # AM7516, 3.55%, 2/1/2030	2,000	2,157

Pool # AN6878, 3.11%, 4/1/2030	893	945

Pool # AN0099, 3.28%, 11/1/2030	6,836	7,249

Pool # 467096, 4.97%, 2/1/2031	2,676	2,963

Pool # BS2915, 1.87%, 5/1/2031	7,612	7,330

Pool # AN1676, 2.99%, 5/1/2031	3,803	3,989

Pool # AI2479, 5.00%, 5/1/2031	123	134

Pool # BS4279, 2.00%, 9/1/2031	6,843	6,667

Pool # BS4315, 1.98%, 1/1/2032	16,418	15,909

Pool # BS4142, 2.13%, 1/1/2032	7,989	7,876

Pool # BS4203, 2.36%, 8/1/2032	6,000	5,986

Pool # AN6123, 3.06%, 8/1/2032	800	827

Pool # AN6651, 2.94%, 10/1/2032	644	673

Pool # AD8548, 5.50%, 1/1/2033	154	164

Pool # AR7484, 3.50%, 2/1/2033	897	934

Pool # AT7117, 3.50%, 6/1/2033	1,189	1,238

Pool # 754922, 5.50%, 9/1/2033	51	55

Pool # 762520, 4.00%, 11/1/2033	154	159

Pool # BS4163, 2.04%, 1/1/2034	9,886	9,568

Pool # AM9188, 3.12%, 6/1/2035	2,000	2,083

Pool # BS5018, IO, 2.88%, 10/1/2035 (c)	4,358	4,425

Pool # 847108, 6.50%, 10/1/2035	55	58

Pool # 881628, 5.00%, 1/1/2036	8	8

Pool # 256128, 6.00%, 2/1/2036	8	9

Pool # 868763, 6.50%, 4/1/2036	7	7

Pool # 872740, 6.50%, 6/1/2036	35	37

Pool # 256651, 6.00%, 3/1/2037	18	19

Pool # 888408, 6.00%, 3/1/2037	29	30

Pool # 888373, 7.00%, 3/1/2037	33	36

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	279

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 888796, 6.00%, 9/1/2037	122		132

Pool # 888698, 7.00%, 10/1/2037	72		82

Pool # 257172, 5.50%, 4/1/2038	20		22

Pool # AD0810, 6.00%, 11/1/2039	—	(b)	—	(b)

Pool # AB1830, 3.50%, 11/1/2040	310		324

Pool # AL2606, 4.00%, 3/1/2042	145		149

Pool # AO6757, 4.00%, 6/1/2042	1,254		1,344

Pool # AO7225, 4.00%, 7/1/2042	758		812

Pool # AO9352, 4.00%, 7/1/2042	556		596

Pool # AO9353, 4.00%, 7/1/2042	541		579

Pool # AP0838, 4.00%, 7/1/2042	4,185		4,486

Pool # MA1125, 4.00%, 7/1/2042	295		315

Pool # MA1177, 3.50%, 9/1/2042	409		430

Pool # MA1178, 4.00%, 9/1/2042	853		910

Pool # MA1213, 3.50%, 10/1/2042	1,956		2,058

Pool # AR1397, 3.00%, 1/1/2043	886		917

Pool # AB8517, 3.00%, 2/1/2043	416		428

Pool # MA1373, 3.50%, 3/1/2043	2,155		2,267

Pool # MA1437, 3.50%, 5/1/2043	640		673

Pool # MA1442, 4.00%, 5/1/2043	1,713		1,836

Pool # MA1463, 3.50%, 6/1/2043	1,067		1,122

Pool # MA1552, 3.00%, 8/1/2043	693		718

Pool # MA1582, 3.50%, 9/1/2043	144		151

Pool # MA2434, 3.50%, 9/1/2045	811		853

Pool # MA2493, 3.50%, 12/1/2045	169		177

Pool # BC1157, 3.50%, 1/1/2046	605		635

Pool # MA2545, 3.50%, 2/1/2046	297		311

Pool # BC4832, 3.50%, 3/1/2046	132		137

Pool # AS6970, 3.50%, 4/1/2046	1,908		2,001

Pool # BC8400, 3.50%, 5/1/2046	439		457

Pool # AS7424, 3.50%, 6/1/2046	1,233		1,297

Pool # MA2658, 3.50%, 6/1/2046	4,015		4,225

Pool # BF0491, 3.50%, 12/1/2054	17,878		18,917

Pool # BF0141, 5.50%, 9/1/2056	9,660		10,996

Pool # BF0230, 5.50%, 1/1/2058	8,457		9,692

Pool # BF0271, 5.50%, 5/1/2058	4,941		5,632

Pool # BF0340, 5.00%, 1/1/2059	9,420		10,579

Pool # BF0464, 3.50%, 3/1/2060	6,709		7,008

Pool # BF0507, 3.00%, 9/1/2060	3,783		3,862

FNMA/FHLMC UMBS, Single Family, 30 Year

TBA, 2.50%, 3/25/2052 (c)	230,285		227,200

GNMA I, 30 Year

Pool # 608665, 6.50%, 8/15/2022	4		4

Pool # 554105, 6.50%, 3/15/2023	3		3

Pool # 345288, 7.50%, 3/15/2023	1		1

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Pool # 623185, 7.00%, 8/15/2023	4		4

Pool # 628407, 6.50%, 11/15/2023	8		8

Pool # 782507, 9.50%, 10/15/2024	—	(b)	—	(b)

Pool # 441957, 6.38%, 8/15/2026	14		16

Pool # 780653, 6.50%, 10/15/2027	187		203

Pool # 450038, 7.50%, 7/15/2028	4		4

Pool # 486537, 7.50%, 9/15/2028	3		3

Pool # 486631, 6.50%, 10/15/2028	1		1

Pool # 556255, 6.50%, 10/15/2031	31		34

Pool # 569568, 6.50%, 1/15/2032	136		152

Pool # 611453, 7.00%, 4/15/2032	9		9

Pool # 569423, 7.00%, 5/15/2032	38		41

Pool # 591882, 6.50%, 7/15/2032	18		19

Pool # 552665, 7.00%, 7/15/2032	27		28

Pool # 782032, 7.00%, 10/15/2032	82		93

Pool # 591420, 7.50%, 1/15/2033	17		18

Pool # 607645, 6.50%, 2/15/2033	15		17

Pool # 604168, 6.50%, 4/15/2033	12		13

Pool # 615786, 7.00%, 5/15/2033	17		18

Pool # 781614, 7.00%, 6/15/2033	35		40

Pool # 638733, 7.00%, 3/15/2037	153		164

Pool # 759537, 3.49%, 1/15/2041	1,336		1,439

Pool # 759561, 3.49%, 1/15/2041	922		993

Pool # 759374, 3.49%, 2/15/2041	1,213		1,306

Pool # 762703, 3.49%, 2/15/2041	507		542

Pool # 762954, 2.99%, 3/15/2041	210		225

Pool # 763239, 2.99%, 3/15/2041	215		230

Pool # 763025, 3.13%, 3/15/2041	209		223

Pool # 762751, 3.49%, 3/15/2041	1,314		1,415

Pool # 762953, 3.49%, 3/15/2041	762		819

Pool # 762973, 3.49%, 3/15/2041	214		230

Pool # 763140, 3.13%, 4/15/2041	122		131

Pool # 763021, 3.49%, 4/15/2041	297		318

Pool # 763180, 3.49%, 4/15/2041	66		71

Pool # 380437, 3.13%, 5/15/2041	124		133

Pool # 770881, 3.13%, 5/15/2041	121		130

Pool # 763366, 3.49%, 5/15/2041	59		63

Pool # 770909, 2.99%, 6/15/2041	286		305

Pool # 380436, 3.38%, 6/15/2041	324		349

Pool # 770754, 3.38%, 6/15/2041	371		399

Pool # 770879, 3.38%, 6/15/2041	174		187

Pool # AT7652, 4.00%, 8/15/2046	1,178		1,263

Pool # 784450, 4.00%, 2/15/2048	5,234		5,503

Pool # BI6468, 5.00%, 12/15/2048	3,381		3,779

Pool # BM1750, 5.00%, 4/15/2049	2,037		2,308

SEE NOTES TO FINANCIAL STATEMENTS.

280	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # BM4206, 5.00%, 4/15/2049	1,449	1,640

Pool # BM4207, 5.00%, 4/15/2049	860	974

Pool # BM4208, 5.00%, 4/15/2049	4,015	4,545

Pool # BM1957, 5.00%, 5/15/2049	2,860	3,177

Pool # BN4051, 5.00%, 6/15/2049	3,333	3,772

Pool # BN4052, 5.00%, 6/15/2049	4,245	4,777

Pool # BN4053, 5.00%, 6/15/2049	5,332	6,039

Pool # BM9691, 4.50%, 7/15/2049	4,682	5,147

Pool # BM2141, 5.00%, 7/15/2049	2,183	2,472

Pool # BM2163, 5.00%, 7/15/2049	3,981	4,513

Pool # BM2281, 5.00%, 7/15/2049	3,448	3,818

Pool # BM2305, 5.00%, 8/15/2049	1,530	1,736

Pool # BV2390, 3.50%, 7/15/2050	2,140	2,289

Pool # BW7021, 3.50%, 8/15/2050	4,178	4,468

Pool # BW7044, 3.50%, 9/15/2050	4,066	4,348

Pool # BW7064, 3.50%, 10/15/2050	1,840	1,969

Pool # BY7857, 3.50%, 11/15/2050	1,813	1,939

Pool # BY7874, 3.50%, 12/15/2050	1,270	1,358

Pool # CA3251, 3.50%, 12/15/2050	1,183	1,266

Pool # BY7887, 3.50%, 1/15/2051	3,009	3,218

Pool # CA3320, 3.50%, 1/15/2051	1,604	1,715

Pool # CA3304, 3.50%, 2/15/2051	1,167	1,248

Pool # CE2513, 3.50%, 5/15/2051	1,180	1,221

GNMA II

Pool # CG8187, ARM, 1.82%, 8/20/2071 (a)	9,601	10,148

Pool # CH2658, ARM, 1.92%, 9/20/2071 (a)	4,919	5,218

Pool # CH4939, ARM, 1.84%, 10/20/2071 (a)	3,229	3,420

Pool # CJ6767, ARM, 1.75%, 11/20/2071 (a)	10,026	10,541

Pool # CJ7141, ARM, 1.85%, 11/20/2071 (a)	4,559	4,827

Pool # CJ9640, ARM, 1.89%, 11/20/2071 (a)	10,707	11,378

Pool # CE5553, ARM, 2.04%, 11/20/2071 (a)	11,686	12,530

Pool # CE5557, ARM, 2.05%, 11/20/2071 (a)	9,940	10,657

Pool # CK2767, ARM, 2.07%, 12/20/2071 (a)	8,759	9,417

Pool # CJ7149, ARM, 2.09%, 12/20/2071 (a)	5,709	6,131

GNMA II, 30 Year

Pool # 1974, 8.50%, 3/20/2025	1	1

Pool # 2006, 8.50%, 5/20/2025	1	1

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 2234, 8.00%, 6/20/2026	1	1

Pool # 2270, 8.00%, 8/20/2026	1	1

Pool # 2324, 8.00%, 11/20/2026	1	1

Pool # 2499, 8.00%, 10/20/2027	2	2

Pool # 2549, 7.50%, 2/20/2028	1	1

Pool # 2646, 7.50%, 9/20/2028	2	2

Pool # 737076, 6.50%, 10/20/2033	151	163

Pool # 616732, 6.50%, 9/20/2034	108	112

Pool # 748766, 6.50%, 1/20/2039	39	41

Pool # 752496, 6.50%, 1/20/2039	121	137

Pool # 783389, 6.00%, 8/20/2039	539	601

Pool # 783444, 5.50%, 9/20/2039	113	127

Pool # 742853, 3.88%, 4/20/2040	1,457	1,568

Pool # 742810, 3.88%, 6/20/2040	1,546	1,655

Pool # 742801, 3.88%, 8/20/2040	372	391

Pool # 742876, 3.25%, 11/20/2040	1,147	1,200

Pool # 742878, 3.88%, 11/20/2040	5,013	5,398

Pool # BZ8504, 2.50%, 12/20/2040	997	998

Pool # 742883, 3.25%, 2/20/2041	2,163	2,292

Pool # 742885, 3.75%, 2/20/2041	153	159

Pool # 742884, 3.88%, 2/20/2041	2,560	2,733

Pool # 751810, 3.50%, 3/20/2041	886	949

Pool # BZ1781, 4.50%, 5/20/2041	746	793

Pool # BZ1778, 4.00%, 10/20/2041	1,020	1,083

Pool # BZ1774, 3.50%, 12/20/2041	1,785	1,881

Pool # BZ1664, 4.00%, 12/20/2042	1,036	1,096

Pool # BZ1780, 4.50%, 10/20/2043	1,462	1,567

Pool # AE8053, 4.00%, 12/20/2043	1,169	1,238

Pool # BZ1770, 3.00%, 6/20/2044	2,541	2,623

Pool # BZ1661, 3.50%, 8/20/2044	1,134	1,175

Pool # BZ1773, 3.50%, 9/20/2044	2,570	2,708

Pool # AJ9020, 4.50%, 10/20/2044	140	146

Pool # 783967, 4.25%, 12/20/2044	1,572	1,677

Pool # BZ1777, 4.00%, 3/20/2045	941	993

Pool # BY6444, 2.50%, 11/20/2045	857	860

Pool # BZ8502, 2.50%, 12/20/2045	1,603	1,616

Pool # BZ8503, 2.50%, 12/20/2045	1,225	1,232

Pool # AK8803, 4.00%, 3/20/2046	1,218	1,344

Pool # BZ1663, 4.00%, 7/20/2046	1,706	1,802

Pool # AS8110, 3.75%, 8/20/2046	2,318	2,497

Pool # AY2378, 3.25%, 2/20/2047	335	353

Pool # AY2381, 4.25%, 7/20/2047	1,149	1,257

Pool # BZ1769, 3.00%, 8/20/2047	2,058	2,124

Pool # BZ1654, 3.00%, 9/20/2047	988	1,023

Pool # AY2388, 4.25%, 9/20/2047	3,247	3,552

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	281

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # BD3185, 4.00%, 10/20/2047	10,756	11,334

Pool # BZ1660, 3.50%, 11/20/2047	1,985	2,081

Pool # BZ1772, 3.50%, 11/20/2047	4,905	5,168

Pool # BZ1776, 4.00%, 11/20/2047	2,328	2,473

Pool # AY2392, 4.25%, 11/20/2047	3,641	3,982

Pool # BE4662, 4.00%, 12/20/2047	16,047	17,119

Pool # BB8795, 4.00%, 1/20/2048	3,459	3,763

Pool # AY2395, 4.25%, 1/20/2048	2,892	3,163

Pool # AY2404, 4.25%, 5/20/2048	4,154	4,544

Pool # BG6360, 5.00%, 5/20/2048	3,026	3,317

Pool # BF2645, 5.50%, 5/20/2048	605	659

Pool # AY2405, 4.25%, 6/20/2048	5,529	6,049

Pool # BD0531, 5.00%, 6/20/2048	1,138	1,225

Pool # BD0532, 5.00%, 6/20/2048	920	979

Pool # BF2971, 5.00%, 6/20/2048	1,056	1,135

Pool # AY2407, 4.25%, 7/20/2048	1,881	2,058

Pool # AY2408, 4.50%, 7/20/2048	1,176	1,291

Pool # BG7397, 4.50%, 7/20/2048	1,179	1,279

Pool # BF3017, 5.00%, 7/20/2048	1,131	1,223

Pool # AY2409, 4.25%, 8/20/2048	1,556	1,702

Pool # AY2410, 4.50%, 8/20/2048	1,117	1,226

Pool # BD0550, 5.00%, 8/20/2048	2,157	2,322

Pool # BG7389, 5.00%, 8/20/2048	1,162	1,255

Pool # BG7391, 5.00%, 8/20/2048	1,345	1,453

Pool # AY2412, 4.50%, 9/20/2048	4,996	5,483

Pool # 784626, 4.50%, 10/20/2048	776	821

Pool # BI4488, 4.50%, 11/20/2048	1,162	1,239

Pool # BK2584, 5.00%, 11/20/2048	195	207

Pool # BK2585, 5.00%, 11/20/2048	741	802

Pool # BK2586, 5.00%, 11/20/2048	705	760

Pool # BI6431, 4.50%, 12/20/2048	2,104	2,280

Pool # BI6669, 4.50%, 12/20/2048	1,986	2,143

Pool # BH3133, 5.00%, 12/20/2048	2,659	2,927

Pool # BJ7083, 5.00%, 12/20/2048	315	334

Pool # BJ7084, 5.00%, 12/20/2048	1,680	1,817

Pool # BK7169, 5.00%, 12/20/2048	1,751	1,882

Pool # BJ1334, 5.00%, 1/20/2049	2,470	2,712

Pool # BJ9637, 5.00%, 1/20/2049	411	451

Pool # BJ9641, 5.00%, 1/20/2049	1,525	1,678

Pool # BJ9642, 5.00%, 1/20/2049	982	1,072

Pool # BJ9824, 4.50%, 2/20/2049	2,244	2,462

Pool # BJ9825, 4.50%, 2/20/2049	1,239	1,360

Pool # BK7188, 4.50%, 2/20/2049	1,941	2,068

Pool # BJ9630, 5.00%, 2/20/2049	666	717

Pool # BJ9633, 5.00%, 2/20/2049	889	959

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BK7189, 5.00%, 2/20/2049	2,004	2,162

Pool # BK7198, 4.50%, 3/20/2049	1,272	1,342

Pool # BL6765, 5.50%, 5/20/2049	2,817	3,047

Pool # BN0907, 4.50%, 6/20/2049	983	1,062

Pool # BN1498, 5.00%, 6/20/2049	2,307	2,488

Pool # BN1499, 5.00%, 6/20/2049	4,034	4,352

Pool # BN1500, 5.50%, 6/20/2049	1,052	1,149

Pool # BN2627, 4.00%, 7/20/2049	2,557	2,739

Pool # BN2628, 4.00%, 7/20/2049	3,070	3,260

Pool # BO0521, 4.00%, 7/20/2049	741	782

Pool # BM9692, 4.50%, 7/20/2049	1,220	1,289

Pool # BN0879, 5.00%, 7/20/2049	335	360

Pool # BO3160, 5.00%, 7/20/2049	857	947

Pool # BP4237, 5.00%, 7/20/2049	931	1,018

Pool # BP4238, 5.00%, 7/20/2049	818	905

Pool # BP4240, 5.00%, 7/20/2049	690	753

Pool # BP4241, 5.00%, 7/20/2049	1,484	1,627

Pool # BP4242, 5.00%, 7/20/2049	963	1,064

Pool # BL9354, 4.00%, 8/20/2049	1,269	1,372

Pool # BM2327, 4.00%, 8/20/2049	569	588

Pool # BM2418, 4.00%, 8/20/2049	1,588	1,689

Pool # BN0884, 4.00%, 8/20/2049	504	532

Pool # BN0889, 4.50%, 8/20/2049	577	619

Pool # BN7048, 4.50%, 8/20/2049	3,239	3,488

Pool # BN7049, 4.50%, 8/20/2049	4,544	4,923

Pool # BN0890, 5.00%, 8/20/2049	576	642

Pool # BN0891, 5.00%, 8/20/2049	368	404

Pool # BN0892, 5.00%, 8/20/2049	147	156

Pool # BN0893, 5.00%, 8/20/2049	581	637

Pool # BO3257, 5.00%, 8/20/2049	1,095	1,210

Pool # BP4290, 5.00%, 8/20/2049	909	985

Pool # BP4291, 5.00%, 8/20/2049	943	1,019

Pool # BP4292, 5.00%, 8/20/2049	2,347	2,536

Pool # BP4293, 5.00%, 8/20/2049	1,633	1,759

Pool # BP4294, 5.00%, 8/20/2049	1,161	1,258

Pool # BN0896, 4.00%, 9/20/2049	1,537	1,621

Pool # BI0930, 4.50%, 9/20/2049	2,182	2,378

Pool # BM9714, 4.50%, 9/20/2049	1,061	1,144

Pool # 784810, 5.00%, 9/20/2049	4,531	5,020

Pool # AC2995, 5.00%, 9/20/2049	2,987	3,265

Pool # BP2853, 5.00%, 9/20/2049	2,546	2,752

Pool # BP8644, 5.00%, 9/20/2049	1,406	1,566

Pool # BP8645, 5.00%, 9/20/2049	554	599

Pool # BQ3138, 4.00%, 10/20/2049	1,026	1,090

Pool # AC2994, 4.50%, 10/20/2049	975	1,053

SEE NOTES TO FINANCIAL STATEMENTS.

282	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # BQ9513, 3.50%, 11/20/2049	1,928	2,018

Pool # BQ3791, 4.00%, 11/20/2049	1,660	1,740

Pool # BR2638, 4.00%, 11/20/2049	499	535

Pool # 784847, 4.50%, 11/20/2049	4,593	4,941

Pool # BP2896, 4.50%, 11/20/2049	1,687	1,832

Pool # BP7772, 4.50%, 11/20/2049	359	387

Pool # BP8665, 4.50%, 11/20/2049	533	573

Pool # BP8666, 4.50%, 11/20/2049	1,544	1,650

Pool # BP8667, 5.00%, 11/20/2049	777	860

Pool # BP8668, 5.00%, 11/20/2049	378	407

Pool # BR1542, 5.00%, 11/20/2049	1,406	1,497

Pool # BP8669, 5.50%, 11/20/2049	509	555

Pool # BP7668, 3.50%, 12/20/2049	6,964	7,324

Pool # BP7795, 3.50%, 12/20/2049	1,977	2,071

Pool # BP8670, 3.50%, 12/20/2049	871	920

Pool # BL9372, 4.00%, 12/20/2049	1,180	1,285

Pool # BP5516, 4.00%, 12/20/2049	1,556	1,658

Pool # BP8672, 4.00%, 12/20/2049	929	1,000

Pool # BP8673, 4.00%, 12/20/2049	943	1,008

Pool # BP8674, 4.00%, 12/20/2049	1,456	1,541

Pool # BQ3790, 4.00%, 12/20/2049	6,182	6,699

Pool # BJ9866, 4.50%, 12/20/2049	3,015	3,308

Pool # BL9374, 4.50%, 12/20/2049	368	398

Pool # BP8676, 4.50%, 12/20/2049	907	980

Pool # BP8677, 4.50%, 12/20/2049	1,757	1,896

Pool # BP8678, 5.00%, 12/20/2049	1,437	1,600

Pool # BP8679, 5.50%, 12/20/2049	793	876

Pool # BP8021, 3.50%, 1/20/2050	2,156	2,287

Pool # BP8681, 3.50%, 1/20/2050	1,523	1,580

Pool # BL9379, 4.00%, 1/20/2050	2,861	3,128

Pool # BP8682, 4.00%, 1/20/2050	1,446	1,556

Pool # BP8683, 4.00%, 1/20/2050	1,278	1,355

Pool # BT0281, 4.00%, 1/20/2050	3,850	4,152

Pool # BP8688, 4.50%, 1/20/2050	2,224	2,401

Pool # BR0539, 4.50%, 1/20/2050	3,107	3,374

Pool # BP8020, 3.50%, 2/20/2050	1,361	1,442

Pool # BP8022, 3.50%, 2/20/2050	1,655	1,755

Pool # BQ1338, 4.00%, 2/20/2050	4,891	5,303

Pool # BQ7054, 4.00%, 2/20/2050	2,642	2,917

Pool # BS8384, 5.00%, 2/20/2050	2,273	2,450

Pool # BS8400, 3.00%, 3/20/2050	5,694	5,797

Pool # BT0397, 3.00%, 3/20/2050	1,037	1,056

Pool # BQ4110, 3.50%, 3/20/2050	6,753	7,247

Pool # BS5879, 3.50%, 3/20/2050	1,082	1,158

Pool # BS8411, 3.50%, 3/20/2050	4,624	4,887

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BT0399, 3.50%, 3/20/2050	1,499	1,552

Pool # BT3628, 3.50%, 3/20/2050	1,816	1,948

Pool # BT3629, 3.50%, 3/20/2050	773	829

Pool # BT8043, 3.50%, 3/20/2050	1,313	1,397

Pool # BT8044, 3.50%, 3/20/2050	3,483	3,688

Pool # BT8045, 3.50%, 3/20/2050	4,114	4,346

Pool # BT8046, 3.50%, 3/20/2050	6,132	6,459

Pool # BT8047, 3.50%, 3/20/2050	3,868	4,120

Pool # BT8048, 3.50%, 3/20/2050	3,758	4,033

Pool # BS5873, 4.00%, 3/20/2050	692	737

Pool # BS5874, 4.00%, 3/20/2050	3,485	3,762

Pool # BQ7064, 3.50%, 4/20/2050	1,073	1,153

Pool # BT3736, 3.50%, 4/20/2050	2,923	3,072

Pool # BU3072, 5.00%, 4/20/2050	2,030	2,210

Pool # BQ4098, 3.00%, 5/20/2050	8,092	8,249

Pool # BR3899, 3.00%, 5/20/2050	1,027	1,045

Pool # BT4019, 3.00%, 5/20/2050	3,682	3,749

Pool # BQ7069, 3.25%, 5/20/2050	2,400	2,561

Pool # BQ7083, 3.25%, 5/20/2050	644	672

Pool # BS7609, 3.50%, 5/20/2050	4,409	4,575

Pool # BT3843, 3.50%, 5/20/2050	2,194	2,318

Pool # BQ7073, 4.00%, 5/20/2050	683	715

Pool # BV2935, 4.50%, 5/20/2050	1,170	1,274

Pool # BV6609, 4.50%, 5/20/2050	578	627

Pool # BV6631, 4.50%, 5/20/2050	1,813	1,981

Pool # BV6670, 4.50%, 5/20/2050	1,079	1,165

Pool # MA6661, 5.50%, 5/20/2050	109	120

Pool # BT4096, 3.00%, 6/20/2050	5,651	5,753

Pool # BU7682, 3.00%, 6/20/2050	5,167	5,312

Pool # BQ7084, 3.25%, 6/20/2050	2,744	2,929

Pool # BV8680, 3.50%, 6/20/2050	2,170	2,291

Pool # BV8683, 3.50%, 6/20/2050	918	965

Pool # BV8684, 3.50%, 6/20/2050	1,663	1,741

Pool # BV8685, 3.50%, 6/20/2050	1,858	1,925

Pool # BQ7086, 4.00%, 6/20/2050	2,594	2,847

Pool # BQ7092, 4.00%, 6/20/2050	3,595	3,835

Pool # BR3901, 4.00%, 6/20/2050	1,976	2,130

Pool # BT4070, 4.00%, 6/20/2050	900	963

Pool # BV8688, 4.00%, 6/20/2050	1,482	1,563

Pool # BQ7087, 4.25%, 6/20/2050	1,037	1,134

Pool # BV2372, 4.50%, 6/20/2050	2,205	2,439

Pool # BV6632, 4.50%, 6/20/2050	3,140	3,428

Pool # BQ7088, 5.00%, 6/20/2050	1,115	1,229

Pool # BV8696, 3.00%, 7/20/2050	3,336	3,397

Pool # BV8711, 3.00%, 7/20/2050	3,675	3,742

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	283

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # BV8727, 3.00%, 7/20/2050	1,930	1,975

Pool # BW0561, 3.00%, 7/20/2050	1,870	1,904

Pool # BQ7085, 3.25%, 7/20/2050	4,948	5,215

Pool # BV8699, 3.50%, 7/20/2050	1,900	2,007

Pool # BV8700, 3.50%, 7/20/2050	1,752	1,818

Pool # BV8716, 3.50%, 7/20/2050	2,304	2,390

Pool # BQ7097, 4.00%, 7/20/2050	4,034	4,414

Pool # BU7564, 4.00%, 7/20/2050	3,036	3,306

Pool # BV8702, 4.00%, 7/20/2050	724	761

Pool # BW5975, 4.00%, 7/20/2050	825	861

Pool # BW5994, 4.00%, 7/20/2050	2,183	2,344

Pool # BV2395, 4.50%, 7/20/2050	1,909	2,084

Pool # BV8722, 2.50%, 8/20/2050	3,517	3,520

Pool # BV8726, 3.00%, 8/20/2050	850	880

Pool # BX4922, 3.00%, 8/20/2050	705	727

Pool # BX4923, 3.00%, 8/20/2050	2,974	3,028

Pool # BW1746, 3.25%, 8/20/2050	3,914	4,178

Pool # BR3911, 3.50%, 8/20/2050	4,607	4,975

Pool # BV2402, 3.50%, 8/20/2050	6,045	6,507

Pool # BX4927, 3.50%, 8/20/2050	1,395	1,460

Pool # BX4928, 3.50%, 8/20/2050	1,757	1,821

Pool # BX4939, 3.50%, 8/20/2050	3,143	3,305

Pool # BW1747, 4.00%, 8/20/2050	855	944

Pool # BW7383, 4.00%, 8/20/2050	5,037	5,492

Pool # BX6092, 4.00%, 8/20/2050	3,226	3,516

Pool # BX6093, 4.00%, 8/20/2050	8,223	8,895

Pool # BW0559, 4.50%, 8/20/2050	1,086	1,141

Pool # BW7033, 4.50%, 8/20/2050	1,084	1,200

Pool # BZ1653, 3.00%, 9/20/2050	904	937

Pool # BW1757, 3.25%, 9/20/2050	4,378	4,614

Pool # BR3917, 3.50%, 9/20/2050	9,109	9,839

Pool # BU7559, 3.50%, 9/20/2050	6,182	6,565

Pool # BW1718, 3.50%, 9/20/2050	5,276	5,647

Pool # BW1758, 3.50%, 9/20/2050	2,436	2,615

Pool # BX4956, 3.50%, 9/20/2050	2,257	2,383

Pool # BY3407, 3.50%, 9/20/2050	3,354	3,555

Pool # BY3408, 3.50%, 9/20/2050	1,683	1,783

Pool # BY3432, 3.50%, 9/20/2050	3,586	3,799

Pool # BR3918, 4.00%, 9/20/2050	1,026	1,116

Pool # BW1759, 4.00%, 9/20/2050	1,781	1,966

Pool # BX3717, 4.00%, 9/20/2050	883	939

Pool # BX3718, 4.00%, 9/20/2050	1,194	1,258

Pool # BW7043, 4.50%, 9/20/2050	1,269	1,397

Pool # BW1760, 4.75%, 9/20/2050	1,054	1,155

Pool # BX4971, 2.50%, 10/20/2050	1,464	1,476

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BY6410, 2.50%, 10/20/2050	1,568	1,569

Pool # BW1771, 3.00%, 10/20/2050	1,498	1,589

Pool # BW1772, 3.25%, 10/20/2050	1,974	2,107

Pool # BU7550, 3.50%, 10/20/2050	7,498	7,961

Pool # BW1773, 3.50%, 10/20/2050	2,016	2,163

Pool # BW7062, 3.50%, 10/20/2050	22,487	24,206

Pool # BY6416, 3.50%, 10/20/2050	1,757	1,856

Pool # BZ1658, 3.50%, 10/20/2050	838	878

Pool # BY6421, 4.00%, 10/20/2050	840	882

Pool # BZ1662, 4.00%, 10/20/2050	1,243	1,318

Pool # BW1774, 4.25%, 10/20/2050	1,196	1,308

Pool # BY6440, 2.50%, 11/20/2050	2,678	2,699

Pool # BY6441, 2.50%, 11/20/2050	2,201	2,231

Pool # BY6443, 2.50%, 11/20/2050	2,131	2,138

Pool # BY6445, 2.50%, 11/20/2050	2,357	2,359

Pool # BY6447, 3.00%, 11/20/2050	4,491	4,662

Pool # BZ2574, 3.00%, 11/20/2050	1,039	1,101

Pool # BZ3559, 3.00%, 11/20/2050	998	1,035

Pool # BZ2575, 3.25%, 11/20/2050	3,155	3,367

Pool # BY6453, 3.50%, 11/20/2050	1,163	1,234

Pool # BY6454, 3.50%, 11/20/2050	2,011	2,129

Pool # BY6455, 3.50%, 11/20/2050	1,726	1,823

Pool # BY6456, 3.50%, 11/20/2050	995	1,049

Pool # BZ1771, 3.50%, 11/20/2050	2,938	3,095

Pool # BZ3527, 3.50%, 11/20/2050	6,009	6,367

Pool # BZ3560, 3.50%, 11/20/2050	1,480	1,568

Pool # BY5559, 4.00%, 11/20/2050	6,999	7,337

Pool # BY6457, 4.00%, 11/20/2050	718	760

Pool # BY6458, 4.00%, 11/20/2050	703	744

Pool # BZ2576, 4.00%, 11/20/2050	3,723	4,086

Pool # BY7851, 4.50%, 11/20/2050	1,748	1,935

Pool # BZ1779, 4.50%, 11/20/2050	1,017	1,083

Pool # BS8546, 2.50%, 12/20/2050	6,640	6,610

Pool # BZ8499, 2.50%, 12/20/2050	1,978	1,977

Pool # BZ8500, 2.50%, 12/20/2050	2,161	2,180

Pool # BZ8501, 2.50%, 12/20/2050	2,763	2,784

Pool # BZ8505, 2.50%, 12/20/2050	1,108	1,114

Pool # BZ8507, 2.50%, 12/20/2050	2,700	2,702

Pool # BZ2590, 3.25%, 12/20/2050	2,311	2,467

Pool # BZ2591, 3.50%, 12/20/2050	1,434	1,540

Pool # BZ2592, 3.50%, 12/20/2050	1,969	2,114

Pool # BZ8515, 3.50%, 12/20/2050	1,841	1,949

Pool # BZ8516, 3.50%, 12/20/2050	958	1,012

Pool # BZ1775, 4.00%, 12/20/2050	2,319	2,463

Pool # BZ6501, 4.00%, 12/20/2050	6,376	6,684

SEE NOTES TO FINANCIAL STATEMENTS.

284	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # BZ8495, 4.00%, 12/20/2050	1,756	1,846

Pool # BY7873, 4.50%, 12/20/2050	1,429	1,582

Pool # CB4508, 5.00%, 12/20/2050	717	786

Pool # BZ8530, 2.50%, 1/20/2051	1,250	1,254

Pool # CB4502, 3.00%, 1/20/2051	1,678	1,737

Pool # CB4503, 3.00%, 1/20/2051	1,157	1,178

Pool # BZ2606, 3.25%, 1/20/2051	2,127	2,270

Pool # 785294, 3.50%, 1/20/2051	13,436	14,519

Pool # BY7890, 3.50%, 1/20/2051	11,275	12,137

Pool # BZ8541, 3.50%, 1/20/2051	821	860

Pool # BZ8542, 3.50%, 1/20/2051	1,081	1,116

Pool # CB1505, 3.50%, 1/20/2051	13,439	14,237

Pool # CB4504, 3.50%, 1/20/2051	1,461	1,544

Pool # BZ2614, 4.00%, 1/20/2051	803	883

Pool # BZ8544, 4.00%, 1/20/2051	845	906

Pool # CB2357, 4.00%, 1/20/2051	1,429	1,521

Pool # CB4506, 4.00%, 1/20/2051	1,617	1,748

Pool # CB1543, 3.00%, 2/20/2051	6,524	6,762

Pool # CB3225, 3.25%, 2/20/2051	1,026	1,095

Pool # CA9001, 3.50%, 2/20/2051	8,444	9,086

Pool # CB3226, 3.50%, 2/20/2051	1,102	1,183

Pool # CB4521, 3.50%, 2/20/2051	1,734	1,836

Pool # CB4522, 3.50%, 2/20/2051	1,357	1,442

Pool # CB4524, 4.00%, 2/20/2051	1,143	1,214

Pool # CA8994, 4.50%, 2/20/2051	1,659	1,821

Pool # CB4433, 3.00%, 3/20/2051	4,791	4,877

Pool # CB3240, 3.25%, 3/20/2051	985	1,042

Pool # CB3242, 3.50%, 3/20/2051	2,184	2,326

Pool # CB4538, 3.50%, 3/20/2051	1,153	1,218

Pool # CB3253, 3.25%, 4/20/2051	1,116	1,191

Pool # CB3254, 3.50%, 4/20/2051	1,641	1,763

Pool # CB3255, 3.50%, 4/20/2051	1,760	1,890

Pool # CB3256, 3.50%, 4/20/2051	3,077	3,302

Pool # CC9816, 3.00%, 5/20/2051	2,592	2,655

Pool # CD0432, 3.50%, 5/20/2051	2,164	2,324

Pool # CD0433, 3.50%, 5/20/2051	2,330	2,501

Pool # CD0434, 3.50%, 5/20/2051	2,857	3,066

Pool # CC9825, 2.50%, 6/20/2051	1,829	1,843

Pool # CC9826, 2.50%, 6/20/2051	2,052	2,064

Pool # CC9831, 3.00%, 6/20/2051	1,677	1,708

Pool # CD0442, 3.50%, 6/20/2051	1,998	2,146

Pool # CD0443, 3.50%, 6/20/2051	1,434	1,537

Pool # CD0444, 3.50%, 6/20/2051	1,855	1,978

Pool # CC9835, 4.00%, 6/20/2051	994	1,072

Pool # CC9836, 4.00%, 6/20/2051	1,211	1,289

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # CC9837, 4.00%, 6/20/2051	1,232	1,296

Pool # CD0454, 3.50%, 7/20/2051	2,585	2,774

Pool # CE9918, 3.50%, 7/20/2051	1,912	2,020

Pool # CE9919, 3.50%, 7/20/2051	1,124	1,183

Pool # CE9920, 3.50%, 7/20/2051	1,917	2,001

Pool # CE9923, 4.00%, 7/20/2051	1,314	1,382

Pool # CE9932, 3.00%, 8/20/2051	2,346	2,401

Pool # CD0461, 3.50%, 8/20/2051	1,475	1,584

Pool # CE9935, 3.50%, 8/20/2051	1,160	1,216

Pool # CE9936, 3.50%, 8/20/2051	1,410	1,474

Pool # CE9937, 3.50%, 8/20/2051	1,184	1,234

Pool # CE9939, 4.00%, 8/20/2051	1,162	1,222

Pool # CD0469, 3.50%, 9/20/2051	2,095	2,260

Pool # CG4129, 3.50%, 9/20/2051	3,079	3,300

Pool # CG4130, 3.50%, 9/20/2051	2,977	3,190

Pool # CH0092, 3.50%, 9/20/2051	5,918	6,379

Pool # MA7649, 2.50%, 10/20/2051	53,778	53,816

Pool # CD0476, 3.50%, 10/20/2051	1,136	1,217

Pool # CD0477, 3.50%, 10/20/2051	2,200	2,341

Pool # CH0834, 3.50%, 10/20/2051	1,233	1,306

Pool # CH0835, 3.50%, 10/20/2051	1,001	1,059

Pool # CH0836, 3.50%, 10/20/2051	1,458	1,536

Pool # CH0837, 3.50%, 10/20/2051	1,278	1,339

Pool # CH0838, 3.50%, 10/20/2051	2,014	2,090

Pool # CH0840, 4.00%, 10/20/2051	1,489	1,584

Pool # CH0841, 4.00%, 10/20/2051	1,503	1,581

Pool # CH0848, 3.00%, 11/20/2051	1,413	1,455

Pool # CH0849, 3.00%, 11/20/2051	2,776	2,845

Pool # CH0850, 3.00%, 11/20/2051	2,267	2,319

Pool # CH0851, 3.00%, 11/20/2051	1,420	1,452

Pool # CH0852, 3.00%, 11/20/2051	2,918	2,990

Pool # CI0076, 3.00%, 11/20/2051	1,277	1,355

Pool # CI0077, 3.50%, 11/20/2051	1,175	1,255

Pool # CI0078, 3.50%, 11/20/2051	2,001	2,130

Pool # CI9257, 3.50%, 11/20/2051	4,598	4,873

Pool # CH0860, 3.00%, 12/20/2051	731	762

Pool # CH0861, 3.00%, 12/20/2051	2,827	2,928

Pool # CH0862, 3.00%, 12/20/2051	1,578	1,630

Pool # CH0864, 3.00%, 12/20/2051	1,763	1,795

Pool # CH0868, 3.50%, 12/20/2051	1,808	1,895

Pool # CH7863, 3.50%, 12/20/2051	2,477	2,644

Pool # CH0871, 4.00%, 12/20/2051	1,353	1,429

Pool # CI0090, 2.50%, 1/20/2052	1,246	1,257

Pool # CI0092, 3.00%, 1/20/2052	1,606	1,703

Pool # CJ3916, 3.00%, 1/20/2052	8,968	9,332

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	285

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # CK4908, 3.00%, 1/20/2052	3,266	3,374

Pool # CK4909, 3.00%, 1/20/2052	2,064	2,122

Pool # CK4916, 3.00%, 1/20/2052	4,758	4,846

Pool # CI0093, 3.50%, 1/20/2052	1,137	1,222

Pool # CI0094, 3.50%, 1/20/2052	2,698	2,898

Pool # CK1583, 3.50%, 1/20/2052	3,703	3,919

Pool # CK4918, 3.50%, 1/20/2052	1,635	1,729

Pool # CK7137, 4.00%, 1/20/2052	9,189	9,634

Pool # CK2667, 3.00%, 2/20/2052	6,250	6,442

GNMA II, Other

Pool # AD0018, 3.75%, 12/20/2032	1,001	1,056

Pool # AH5895, 4.00%, 6/20/2034	285	308

Pool # 4285, 6.00%, 11/20/2038	17	18

Pool # BO1377, 3.75%, 2/20/2040	1,124	1,207

Pool # BO1378, 4.00%, 1/20/2041	1,373	1,506

Pool # CD7341, 3.50%, 7/20/2047	5,662	5,904

Pool # BS0536, 3.00%, 3/20/2048	2,747	2,776

Pool # BS0538, 4.00%, 12/20/2048	2,013	2,125

Pool # BS0539, 4.50%, 1/20/2049	1,219	1,298

Pool # MA6145, 3.50%, 9/20/2049	669	680

Pool # CE3912, 5.00%, 9/20/2049	6,085	6,448

Pool # BS0537, 3.50%, 12/20/2049	927	964

Pool # CI8475, 5.00%, 5/20/2050	7,260	7,852

Pool # AC0977, 4.32%, 5/20/2063 (a)	44	44

Pool # AC0973, 4.39%, 5/20/2063 (a)	5	5

Pool # 785863, 3.09%, 12/20/2071 (a)	12,559	12,846

Maple Estates 4/1/2032 (c)	5,000	5,042

Riverview Apartments 2.64%, 1/1/2034 (c)	5,200	5,197

Total Mortgage-Backed Securities (Cost $2,233,633)		2,208,843

Collateralized Mortgage Obligations — 23.7%

Acrc

Series TL-2021A, 3.75%, 11/15/2026‡	10,000	10,000

Alternative Loan Trust

Series 2004-J3, Class 4A1, 4.75%, 4/25/2019	7	8

Series 2004-2CB, Class 1A9, 5.75%, 3/25/2034	442	460

Series 2005-1CB, Class 1A6, IF, IO, 6.91%, 3/25/2035‡ (a)	272	34

Series 2005-22T1, Class A2, IF, IO, 4.88%, 6/25/2035‡ (a)	1,495	189

Series 2005-20CB, Class 3A8, IF, IO, 4.56%, 7/25/2035‡ (a)	1,511	159

Series 2005-28CB, Class 3A5, 6.00%, 8/25/2035	62	38

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2005-37T1, Class A2, IF, IO, 4.86%, 9/25/2035‡ (a)	2,769	365

Series 2005-54CB, Class 1A2, IF, IO, 4.66%, 11/25/2035‡ (a)	1,534	182

Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	253	229

Series 2005-54CB, Class 1A7, 5.50%, 11/25/2035	8	8

Series 2005-57CB, Class 3A2, IF, IO, 4.91%, 12/25/2035‡ (a)	181	22

Series 2005-64CB, Class 1A9, 5.50%, 12/25/2035	142	141

Series 2005-86CB, Class A11, 5.50%, 2/25/2036	210	160

Series 2006-7CB, Class 1A2, IF, IO, 5.11%, 5/25/2036‡ (a)	8,059	1,445

Series 2006-26CB, Class A9, 6.50%, 9/25/2036	309	214

American General Mortgage Loan Trust

Series 2006-1, Class A5, 5.75%, 12/25/2035 (a) (d)	3	3

Anchor Mortgage Trust

Series 2021-1, Class A1, 2.60%, 10/25/2026 (d)	14,380	14,234

ANTLR Mortgage Trust

Series 2021-RTL1, Class A1, 2.12%, 11/25/2024 (a) (d)	8,453	8,345

ASG Resecuritization Trust

Series 2011-1, Class 2A35, 6.00%, 9/28/2036 (a) (d)	42	41

Banc of America Funding Trust

Series 2004-1, PO, 3/25/2034‡	36	28

Series 2004-3, Class 1A1, 5.50%, 10/25/2034	63	64

Series 2005-1, Class 30, IO, 5.50%, 2/25/2035‡	131	20

Series 2005-4, Class 30, PO, 8/25/2035‡	24	18

Series 2005-6, Class 2A7, 5.50%, 10/25/2035	100	98

Series 2005-7, Class 30, PO, 11/25/2035‡	12	12

Series 2005-8, Class 30, PO, 1/25/2036‡	36	26

Banc of America Mortgage Trust

Series 2003-C, Class 3A1, 2.37%, 4/25/2033 (a)	66	67

Series 2003-J, Class 3A2, 2.25%, 11/25/2033 (a)	56	57

Baring

Series 2021-EBO1, Class PA, IO, 3.34%, 4/22/2023‡ (a) (e)	11,732	11,732

SEE NOTES TO FINANCIAL STATEMENTS.

286	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Bayview Finance LLC 0.00%, 7/12/2033‡	6,232	6,232

Bayview Financing Trust

Series 2020-3F, Class A, 3.08%, 11/10/2022‡ (a) (d)	3,181	3,176

Series 2021-2F, Class M2, 2.55%, 12/31/2049‡ (a) (d)	5,834	5,849

Bear Stearns ARM Trust

Series 2003-4, Class 3A1, 2.18%, 7/25/2033 (a)	61	63

Series 2003-7, Class 3A, 2.48%, 10/25/2033 (a)	18	18

Series 2004-1, Class 12A1, 2.75%, 4/25/2034 (a)	147	147

Series 2004-2, Class 14A, 2.91%, 5/25/2034 (a)	48	48

Series 2006-1, Class A1, 2.40%, 2/25/2036 (a)	173	176

Bear Stearns Asset-Backed Securities Trust

Series 2003-AC5, Class A1, 5.75%, 10/25/2033 (e)	146	154

Cascade MH Asset Trust

Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (d)	3,476	3,355

Series 2021-MH1, Class M1, 2.99%, 2/25/2046‡ (d)	2,000	1,948

CCH II 0.00%, 12/15/2027‡	11,843	11,843

Cendant Mortgage Capital CDMC Mortgage Pass-Through Certificates

Series 2003-9, Class 1P, PO, 11/25/2033‡	4	4

CFMT LLC

Series 2021-HB5, Class A, 0.80%, 2/25/2031 (a) (d)	25,353	25,197

Series 2021-HB5, Class M2, 1.85%, 2/25/2031‡ (a) (d)	9,000	8,801

Chase Mortgage Finance Trust

Series 2007-A2, Class 2A1, 2.38%, 6/25/2035 (a)	117	118

Series 2007-A1, Class 1A3, 2.32%, 2/25/2037 (a)	477	483

Series 2007-A1, Class 2A1, 2.46%, 2/25/2037 (a)	33	33

Series 2007-A1, Class 7A1, 2.46%, 2/25/2037 (a)	39	40

Series 2007-A1, Class 9A1, 2.59%, 2/25/2037 (a)	88	89

CHL Mortgage Pass-Through Trust

Series 2004-3, PO, 4/25/2034‡	6	5

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2004-3, Class A26, 5.50%, 4/25/2034	91		91

Series 2004-HYB1, Class 2A, 2.68%, 5/20/2034 (a)	39		40

Series 2004-HYB3, Class 2A, 1.98%, 6/20/2034 (a)	167		170

Series 2004-7, Class 2A1, 2.52%, 6/25/2034 (a)	31		31

Series 2004-5, Class 1A4, 5.50%, 6/25/2034	246		251

Series 2004-13, Class 1A4, 5.50%, 8/25/2034	171		174

Series 2004-HYB6, Class A3, 2.54%, 11/20/2034 (a)	132		136

Series 2005-16, Class A23, 5.50%, 9/25/2035	66		55

Series 2005-22, Class 2A1, 2.48%, 11/25/2035 (a)	363		344

Series 2007-4, Class 1A52, IF, IO, 5.21%, 5/25/2037‡ (a)	1,436		261

Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust

Series 2005-6, Class A, PO, 9/25/2035‡	3		3

Citigroup Global Markets Mortgage Securities VII, Inc.

Series 2003-UP2, Class 1, PO, 12/25/2018‡	—	(b)	—	(b)

Series 2003-HYB1, Class A, 2.24%, 9/25/2033 (a)	44		47

Citigroup Mortgage Loan Trust

Series 2009-10, Class 1A1, 2.52%, 9/25/2033 (a) (d)	126		127

Series 2015-A, Class B2, 4.50%, 6/25/2058 (a) (d)	444		450

Citigroup Mortgage Loan Trust, Inc.

Series 2003-1, Class W2, PO, 6/25/2031‡	3		3

Series 2003-1, Class WA2, 6.50%, 6/25/2031‡	5		5

Series 2003-1, Class 3, PO, 9/25/2033‡	27		24

Series 2003-UP3, Class A3, 7.00%, 9/25/2033	5		6

Series 2003-1, Class 2A5, 5.25%, 10/25/2033	15		15

Series 2004-UST1, Class A6, 1.95%, 8/25/2034 (a)	18		18

Series 2004-UST1, Class A3, 2.02%, 8/25/2034 (a)	45		46

Series 2005-1, Class 2A1A, 2.22%, 2/25/2035 (a)	102		98

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	287

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2005-2, Class 2A11, 5.50%, 5/25/2035	184		186

Series 2005-5, Class 1A2, 3.08%, 8/25/2035 (a)	300		249

Conix Mortgage Asset Trust

Series 2013-1, Class A, 0.00%, 12/25/2047‡ (a) (f)	1,618		26

Credit Suisse First Boston Mortgage Securities Corp. (Switzerland)

Series 2004-5, Class 3A1, 5.25%, 8/25/2019	32		29

Series 2003-1, Class DB1, 6.68%, 2/25/2033 (a)	332		350

Series 2003-AR15, Class 3A1, 2.28%, 6/25/2033 (a)	145		151

Series 2003-21, Class 1A4, 5.25%, 9/25/2033	66		66

Series 2004-AR2, Class 2A1, 2.27%, 3/25/2034 (a)	38		39

CSFB Mortgage-Backed Pass-Through Certificates

Series 2003-27, Class 5A4, 5.25%, 11/25/2033	16		16

Series 2003-29, Class 1A1, 6.50%, 12/25/2033	128		129

Series 2003-29, Class 5A1, 7.00%, 12/25/2033	66		67

Series 2004-4, Class 2A4, 5.50%, 9/25/2034	86		89

Series 2004-8, Class 1A4, 5.50%, 12/25/2034	200		201

Series 2005-4, Class 2X, IO, 5.50%, 6/25/2035‡ (a)	477		41

Series 2005-9, Class DX, IO, 5.50%, 10/25/2035‡	392		44

CSMC Trust

Series 2020-RPL5, Class A1, 3.02%, 8/25/2060 (a) (d)	5,731		5,685

Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (a) (d)	12,856		12,531

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust

Series 2005-1, Class 2A1, 4.33%, 2/25/2020 (a)	19		19

FHLMC, REMIC

Series 2462, Class NB, 6.50%, 6/15/2022	1		1

Series 1343, Class LB, 7.50%, 8/15/2022	—	(b)	—	(b)

Series 1343, Class LA, 8.00%, 8/15/2022	—	(b)	—	(b)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 1395, Class G, 6.00%, 10/15/2022	—	(b)	—	(b)

Series 1374, Class Z, 7.00%, 10/15/2022	1		1

Series 1401, Class J, 7.00%, 10/15/2022	1		1

Series 2535, Class BK, 5.50%, 12/15/2022	1		1

Series 1470, Class F, 1.22%, 2/15/2023 (a)	—	(b)	—	(b)

Series 1466, Class PZ, 7.50%, 2/15/2023	5		5

Series 1798, Class F, 5.00%, 5/15/2023	3		3

Series 1518, Class G, IF, 8.61%, 5/15/2023 (a)	2		2

Series 1505, Class QB, HB, IF, 20.52%, 5/15/2023 (a)	—	(b)	—	(b)

Series 2033, Class J, 5.60%, 6/15/2023	9		9

Series 1526, Class L, 6.50%, 6/15/2023	1		1

Series 1541, Class O, 1.00%, 7/15/2023 (a)	3		3

Series 1677, Class Z, 7.50%, 7/15/2023	9		9

Series 1570, Class F, 1.72%, 8/15/2023 (a)	1		1

Series 1552, Class IA, IF, 18.05%, 8/15/2023 (a)	22		24

Series 1570, Class SA, HB, IF, 25.62%, 8/15/2023 (a)	1		2

Series 1578, Class K, 6.90%, 9/15/2023	6		7

Series 1578, Class V, IO, 7.00%, 9/15/2023	1		—	(b)

Series 2571, Class SK, HB, IF, 33.68%, 9/15/2023 (a)	4		5

Series 1591, Class PV, 6.25%, 10/15/2023	13		14

Series 1602, Class SA, HB, IF, 22.40%, 10/15/2023 (a)	3		3

Series 1813, Class I, PO, 11/15/2023	29		29

Series 1813, Class J, IF, IO, 5.75%, 11/15/2023 (a)	112		3

Series 2720, Class PC, 5.00%, 12/15/2023	32		33

Series 1628, Class LZ, 6.50%, 12/15/2023	19		20

Series 1638, Class H, 6.50%, 12/15/2023	23		24

Series 2283, Class K, 6.50%, 12/15/2023	4		4

Series 1644, Class K, 6.75%, 12/15/2023	7		7

Series 1658, Class GZ, 7.00%, 1/15/2024	25		26

Series 1865, Class D, PO, 2/15/2024	3		3

Series 1760, Class ZD, 1.32%, 2/15/2024 (a)	30		30

Series 2756, Class NA, 5.00%, 2/15/2024	10		10

Series 1671, Class QC, IF, 10.00%, 2/15/2024 (a)	3		3

Series 1686, Class SH, IF, 19.00%, 2/15/2024 (a)	1		1

SEE NOTES TO FINANCIAL STATEMENTS.

288	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 1699, Class FC, 0.71%, 3/15/2024 (a)	1	1

Series 1695, Class EB, 7.00%, 3/15/2024	10	11

Series 2033, Class SN, HB, IF, 30.43%, 3/15/2024 (a)	1	—	(b)

Series 2306, Class K, PO, 5/15/2024	3	3

Series 2306, Class SE, IF, IO, 8.78%, 5/15/2024 (a)	7	1

Series 1745, Class D, 7.50%, 8/15/2024	7	7

Series 3614, Class QB, 4.00%, 12/15/2024	447	458

Series 2967, Class S, HB, IF, 32.77%, 4/15/2025 (a)	10	11

Series 3022, Class SX, IF, 16.40%, 8/15/2025 (a)	14	15

Series 1829, Class ZB, 6.50%, 3/15/2026	7	7

Series 1863, Class Z, 6.50%, 7/15/2026	14	15

Series 1899, Class ZE, 8.00%, 9/15/2026	13	14

Series 1963, Class Z, 7.50%, 1/15/2027	13	14

Series 2470, Class SL, IF, 9.00%, 1/15/2027 (a)	5	5

Series 1985, Class PR, IO, 8.00%, 7/15/2027	4	—	(b)

Series 2065, Class PX, IO, 0.75%, 8/17/2027	1,196	7

Series 1987, Class PE, 7.50%, 9/15/2027	5	6

Series 2038, Class PN, IO, 7.00%, 3/15/2028	3	—	(b)

Series 2042, Class T, 7.00%, 3/15/2028	2	2

Series 2040, Class PE, 7.50%, 3/15/2028	23	26

Series 2060, Class Z, 6.50%, 5/15/2028	9	10

Series 2061, Class DC, IO, 6.50%, 6/15/2028	22	2

Series 2075, Class PH, 6.50%, 8/15/2028	63	69

Series 2086, Class GB, 6.00%, 9/15/2028	6	6

Series 2089, Class PJ, IO, 7.00%, 10/15/2028	5	—	(b)

Series 2110, Class PG, 6.00%, 1/15/2029	40	44

Series 2111, Class SB, IF, IO, 7.31%, 1/15/2029 (a)	54	4

Series 2125, Class JZ, 6.00%, 2/15/2029	15	17

Series 2130, Class QS, 6.00%, 3/15/2029	28	31

Series 2132, Class ZL, 6.50%, 3/15/2029	10	10

Series 2132, Class SB, HB, IF, 30.09%, 3/15/2029 (a)	6	9

Series 2141, IO, 7.00%, 4/15/2029	1	—	(b)

Series 2303, Class ZN, 8.50%, 4/15/2029	91	103

Series 2163, Class PC, IO, 7.50%, 6/15/2029	5	—	(b)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2178, Class PB, 7.00%, 8/15/2029	9	10

Series 2201, Class C, 8.00%, 11/15/2029	13	14

Series 2204, Class GB, 8.00%, 12/20/2029 (a)	2	—	(b)

Series 2209, Class TC, 8.00%, 1/15/2030	57	65

Series 2210, Class Z, 8.00%, 1/15/2030	34	39

Series 2224, Class CB, 8.00%, 3/15/2030	11	13

Series 2247, Class Z, 7.50%, 8/15/2030	9	10

Series 2256, Class MC, 7.25%, 9/15/2030	38	44

Series 2254, Class Z, 9.00%, 9/15/2030	88	104

Series 2259, Class ZM, 7.00%, 10/15/2030	43	49

Series 2271, Class PC, 7.25%, 12/15/2030	52	59

Series 2296, Class PD, 7.00%, 3/15/2031	16	19

Series 2303, Class ZD, 7.00%, 4/15/2031	241	275

Series 2694, Class BA, 4.00%, 6/15/2031	11	11

Series 2359, Class ZB, 8.50%, 6/15/2031	35	41

Series 2388, Class UZ, 8.50%, 6/15/2031	13	14

Series 2344, Class ZD, 6.50%, 8/15/2031	97	109

Series 2344, Class ZJ, 6.50%, 8/15/2031	12	14

Series 2345, Class NE, 6.50%, 8/15/2031	7	8

Series 2372, Class F, 0.69%, 10/15/2031 (a)	7	7

Series 2367, Class ZK, 6.00%, 10/15/2031	100	111

Series 2368, Class AS, HB, IF, 20.43%, 10/15/2031 (a)	5	6

Series 2383, Class FD, 0.69%, 11/15/2031 (a)	7	7

Series 2399, Class TH, 6.50%, 1/15/2032	119	134

Series 2410, Class OE, 6.38%, 2/15/2032	15	16

Series 2494, Class SX, IF, IO, 6.81%, 2/15/2032 (a)	277	33

Series 2410, Class QX, IF, IO, 8.46%, 2/15/2032 (a)	20	3

Series 2410, Class QS, IF, 19.00%, 2/15/2032 (a)	26	34

Series 2433, Class SA, HB, IF, 20.43%, 2/15/2032 (a)	52	67

Series 2431, Class F, 0.69%, 3/15/2032 (a)	318	319

Series 2464, Class FE, 1.19%, 3/15/2032 (a)	86	88

Series 2423, Class MC, 7.00%, 3/15/2032	30	35

Series 2423, Class MT, 7.00%, 3/15/2032	36	42

Series 2444, Class ES, IF, IO, 7.76%, 3/15/2032 (a)	22	3

Series 2450, Class SW, IF, IO, 7.81%, 3/15/2032 (a)	25	4

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	289

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2434, Class TC, 7.00%, 4/15/2032	38	44

Series 2436, Class MC, 7.00%, 4/15/2032	46	51

Series 2450, Class GZ, 7.00%, 5/15/2032	32	37

Series 3393, Class JO, PO, 9/15/2032	108	98

Series 2513, Class ZC, 5.50%, 10/15/2032	79	88

Series 2517, Class Z, 5.50%, 10/15/2032	81	87

Series 2835, Class QO, PO, 12/15/2032	30	28

Series 2552, Class FP, 1.19%, 1/15/2033 (a)	480	492

Series 2557, Class HL, 5.30%, 1/15/2033	317	348

Series 2586, Class WI, IO, 6.50%, 3/15/2033	86	16

Series 2611, Class SQ, IF, 12.62%, 5/15/2033 (a)	26	30

Series 2631, Class SA, IF, 14.50%, 6/15/2033 (a)	15	18

Series 2692, Class SC, IF, 12.90%, 7/15/2033 (a)	56	67

Series 2671, Class S, IF, 14.41%, 9/15/2033 (a)	27	33

Series 2725, Class SC, IF, 8.92%, 11/15/2033 (a)	35	36

Series 2722, Class PF, 0.79%, 12/15/2033 (a)	628	638

Series 2763, Class ZA, 6.00%, 3/15/2034	2,298	2,585

Series 2779, Class ZC, 6.00%, 4/15/2034	1,457	1,645

Series 2802, Class ZY, 6.00%, 5/15/2034	246	283

Series 3318, Class BT, IF, 7.00%, 5/15/2034 (a)	662	710

Series 2990, Class SL, HB, IF, 23.79%, 6/15/2034 (a)	13	15

Series 3611, PO, 7/15/2034	129	118

Series 3305, Class MB, IF, 2.67%, 7/15/2034 (a)	45	48

Series 3077, Class TO, PO, 4/15/2035	62	60

Series 2990, Class WP, IF, 16.75%, 6/15/2035 (a)	1	1

Series 3035, Class Z, 5.85%, 9/15/2035	661	732

Series 3117, Class EO, PO, 2/15/2036	83	75

Series 3117, Class OG, PO, 2/15/2036	70	64

Series 3117, Class OK, PO, 2/15/2036	86	78

Series 3143, Class BC, 5.50%, 2/15/2036	154	173

Series 3122, Class OH, PO, 3/15/2036	13	11

Series 3134, PO, 3/15/2036	12	11

Series 3152, Class MO, PO, 3/15/2036	164	150

Series 3122, Class ZB, 6.00%, 3/15/2036	28	39

Series 3138, PO, 4/15/2036	47	42

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3607, Class AO, PO, 4/15/2036	108	96

Series 3607, Class BO, PO, 4/15/2036	108	99

Series 3137, Class XP, 6.00%, 4/15/2036	463	528

Series 3219, Class DI, IO, 6.00%, 4/15/2036	67	14

Series 3149, Class SO, PO, 5/15/2036	49	43

Series 3151, PO, 5/15/2036	158	143

Series 3153, Class EO, PO, 5/15/2036	75	67

Series 3210, PO, 5/15/2036	54	53

Series 3604, PO, 5/15/2036	114	101

Series 3171, Class MO, PO, 6/15/2036	62	59

Series 3179, Class OA, PO, 7/15/2036	51	45

Series 3194, Class SA, IF, IO, 6.91%, 7/15/2036 (a)	37	7

Series 3200, PO, 8/15/2036	97	88

Series 3232, Class ST, IF, IO, 6.51%, 10/15/2036 (a)	96	17

Series 3237, Class AO, PO, 11/15/2036	109	96

Series 3704, Class DT, 7.50%, 11/15/2036	561	659

Series 3704, Class ET, 7.50%, 12/15/2036	419	498

Series 3260, Class CS, IF, IO, 5.95%, 1/15/2037 (a)	70	12

Series 3262, Class SG, IF, IO, 6.21%, 1/15/2037 (a)	20	2

Series 3274, Class JO, PO, 2/15/2037	22	20

Series 3274, Class MO, PO, 2/15/2037	41	37

Series 3275, Class FL, 0.63%, 2/15/2037 (a)	23	23

Series 3288, Class GS, IF, 1.04%, 3/15/2037 (a)	13	13

Series 3290, Class SB, IF, IO, 6.26%, 3/15/2037 (a)	210	35

Series 3373, Class TO, PO, 4/15/2037	85	77

Series 3316, Class JO, PO, 5/15/2037	12	11

Series 3607, PO, 5/15/2037	280	247

Series 3322, Class NS, IF, 7.00%, 5/15/2037 (a)	474	536

Series 3371, Class FA, 0.79%, 9/15/2037 (a)	31	32

Series 3385, Class SN, IF, IO, 5.81%, 11/15/2037 (a)	46	6

Series 3387, Class SA, IF, IO, 6.23%, 11/15/2037 (a)	143	23

Series 3422, Class AI, IO, 0.25%, 1/15/2038 (e)	499	3

Series 3404, Class SC, IF, IO, 5.81%, 1/15/2038 (a)	203	33

SEE NOTES TO FINANCIAL STATEMENTS.

290	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 3451, Class SA, IF, IO, 5.86%, 5/15/2038 (a)	26	2

Series 3537, Class MI, IO, 5.00%, 6/15/2038	317	50

Series 3461, Class LZ, 6.00%, 6/15/2038	67	75

Series 3481, Class SJ, IF, IO, 5.66%, 8/15/2038 (a)	272	45

Series 3895, Class WA, 5.67%, 10/15/2038 (a)	148	164

Series 3546, Class A, 1.63%, 2/15/2039 (a)	38	39

Series 3511, Class SA, IF, IO, 5.81%, 2/15/2039 (a)	70	10

Series 3531, Class SA, IF, IO, 6.11%, 5/15/2039 (a)	197	13

Series 3549, Class FA, 1.39%, 7/15/2039 (a)	26	26

Series 4580, Class PT, 6.80%, 8/15/2039 (a)	890	1,004

Series 3572, Class JS, IF, IO, 6.61%, 9/15/2039 (a)	184	21

Series 3795, Class EI, IO, 5.00%, 10/15/2039	176	7

Series 3621, PO, 1/15/2040	200	180

Series 3621, Class BO, PO, 1/15/2040	132	120

Series 3623, Class LO, PO, 1/15/2040	184	163

Series 3632, Class BS, IF, 16.86%, 2/15/2040 (a)	544	673

Series 3714, Class IP, IO, 5.00%, 8/15/2040	465	42

Series 3966, Class BF, 0.69%, 10/15/2040 (a)	79	79

Series 3747, Class PY, 4.00%, 10/15/2040	1,500	1,591

Series 3747, Class CY, 4.50%, 10/15/2040	2,191	2,358

Series 3740, Class SC, IF, IO, 5.81%, 10/15/2040 (a)	270	48

Series 3753, PO, 11/15/2040	885	785

Series 3770, Class PY, 5.00%, 12/15/2040	1,655	1,864

Series 3860, Class PZ, 5.00%, 5/15/2041	3,420	3,778

Series 3852, Class QN, IF, 5.50%, 5/15/2041 (a)	60	64

Series 3852, Class TP, IF, 5.50%, 5/15/2041 (a)	102	107

Series 3966, Class NA, 4.00%, 12/15/2041	1,002	1,075

Series 4015, Class MY, 3.50%, 3/15/2042	1,000	1,046

Series 4136, Class HS, IF, 3.81%, 11/15/2042 (a)	415	376

Series 4177, Class MQ, 2.50%, 3/15/2043	1,000	987

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 4274, Class EM, 4.00%, 11/15/2043	1,000	1,114

Series 4280, Class EO, PO, 12/15/2043	589	533

Series 4281, Class OB, PO, 12/15/2043	691	623

Series 4377, Class JP, 3.00%, 8/15/2044	3,035	3,108

Series 4456, Class SA, IF, IO, 5.96%, 3/15/2045 (a)	4,025	701

Series 4480, Class SE, IF, IO, 5.99%, 6/15/2045 (a)	4,199	753

Series 4888, Class AZ, 4.00%, 12/15/2048	5,461	5,669

Series 4848, Class QY, 4.50%, 12/15/2048	1,049	1,085

Series 4903, Class SN, IF, IO, 5.91%, 8/25/2049 (a)	11,260	2,036

Series 5048, Class TI, IO, 3.00%, 11/25/2050	21,876	3,358

FHLMC, STRIPS

Series 191, IO, 8.00%, 1/1/2028	295	40

Series 197, PO, 4/1/2028	117	111

Series 233, Class 11, IO, 5.00%, 9/15/2035	151	29

Series 233, Class 12, IO, 5.00%, 9/15/2035	88	13

Series 233, Class 13, IO, 5.00%, 9/15/2035	211	40

Series 239, Class S30, IF, IO, 7.51%, 8/15/2036 (a)	299	81

Series 262, Class 35, 3.50%, 7/15/2042	7,854	8,212

Series 299, Class 300, 3.00%, 1/15/2043	308	310

Series 310, PO, 9/15/2043	1,047	940

FHLMC, Structured Pass-Through Certificates, Whole Loan

Series T-41, Class 3A, 4.60%, 7/25/2032 (a)	148	158

Series T-76, Class 2A, 1.55%, 10/25/2037 (a)	1,795	1,810

Series T-42, Class A5, 7.50%, 2/25/2042	522	614

Series T-51, Class 2A, 7.50%, 8/25/2042 (a)	45	57

Series T-54, Class 2A, 6.50%, 2/25/2043	989	1,160

Series T-54, Class 3A, 7.00%, 2/25/2043	449	542

Series T-56, Class A5, 5.23%, 5/25/2043	810	893

Series T-58, Class A, PO, 9/25/2043	62	50

Series T-51, Class 1A, 6.50%, 9/25/2043 (a)	36	43

Series T-59, Class 1AP, PO, 10/25/2043	62	40

Series T-62, Class 1A1, 1.30%, 10/25/2044 (a)	633	647

First Horizon Alternative Mortgage Securities Trust

Series 2004-AA4, Class A1, 2.31%, 10/25/2034 (a)	142	147

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	291

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2005-FA8, Class 1A19, 5.50%, 11/25/2035	158	106

Series 2007-FA4, Class 1A2, IF, IO, 5.46%, 8/25/2037‡ (a)	2,790	520

FMC GMSR Issuer Trust 3.69%, 2/25/2024 (d)	15,000	15,000

Series 2020-GT1, Class A, 4.45%, 1/25/2026 (a) (d)	9,800	9,783

Series 2021-GT1, Class A, 3.62%, 7/25/2026 (a) (d)	11,250	10,896

Series 2021-GT2, Class A, 3.85%, 10/25/2026 (a) (d)	11,000	10,680

FNMA Trust, Whole Loan

Series 2003-W17, Class 1A7, 5.75%, 8/25/2033	2,539	2,800

Series 2004-W1, Class 2A2, 7.00%, 12/25/2033	188	212

Series 2003-W8, Class 3F1, 0.59%, 5/25/2042 (a)	124	123

Series 2003-W2, Class 1A1, 6.50%, 7/25/2042	161	181

Series 2003-W8, Class 2A, 7.00%, 10/25/2042	102	113

Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	134	151

Series 2005-W3, Class 2AF, 0.41%, 3/25/2045 (a)	278	277

Series 2005-W4, Class 3A, 2.39%, 6/25/2045 (a)	668	683

Series 2005-W4, Class 1A1, 6.00%, 8/25/2045	114	125

Series 2006-W2, Class 1AF1, 0.41%, 2/25/2046 (a)	149	149

FNMA, Grantor Trust, Whole Loan

Series 2001-T7, Class A1, 7.50%, 2/25/2041	273	316

Series 2001-T12, Class A1, 6.50%, 8/25/2041	3,123	3,426

Series 2001-T12, Class A2, 7.50%, 8/25/2041	162	180

Series 2001-T10, PO, 12/25/2041	11	10

Series 2002-T4, Class A2, 7.00%, 12/25/2041	108	121

Series 2002-T4, Class A3, 7.50%, 12/25/2041	252	291

Series 2002-T16, Class A2, 7.00%, 7/25/2042	102	117

Series 2002-T19, Class A2, 7.00%, 7/25/2042	238	272

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2004-T1, Class 1A1, 6.00%, 1/25/2044	175		193

Series 2004-T3, Class PT1, 10.39%, 1/25/2044 (a)	134		157

FNMA, REMIC

Series 1992-101, Class J, 7.50%, 6/25/2022	—	(b)	—	(b)

Series G92-42, Class Z, 7.00%, 7/25/2022	—	(b)	—	(b)

Series 1996-59, Class J, 6.50%, 8/25/2022	—	(b)	—	(b)

Series G92-54, Class ZQ, 7.50%, 9/25/2022	—	(b)	—	(b)

Series G92-62, Class B, PO, 10/25/2022	—	(b)	—	(b)

Series G92-61, Class Z, 7.00%, 10/25/2022	1		1

Series G93-1, Class KA, 7.90%, 1/25/2023	1		1

Series 1993-27, Class S, IF, 9.47%, 2/25/2023 (a)	2		2

Series 1993-25, Class J, 7.50%, 3/25/2023	5		5

Series 1993-31, Class K, 7.50%, 3/25/2023	1		1

Series G93-17, Class SI, IF, 6.00%, 4/25/2023 (a)	1		1

Series 1993-54, Class Z, 7.00%, 4/25/2023	10		10

Series 1998-43, Class SA, IF, IO, 18.17%, 4/25/2023 (a)	4		—	(b)

Series 1993-62, Class SA, HB, IF, 20.01%, 4/25/2023 (a)	1		1

Series 1993-97, Class FA, 1.44%, 5/25/2023 (a)	1		1

Series 1993-162, Class F, 1.14%, 8/25/2023 (a)	1		1

Series 1996-14, Class SE, IF, IO, 8.93%, 8/25/2023 (a)	9		—	(b)

Series 1993-228, Class G, PO, 9/25/2023	1		1

Series 1993-165, Class SD, IF, 14.38%, 9/25/2023 (a)	—	(b)	—	(b)

Series 2000-18, Class EC, PO, 10/25/2023	20		19

Series 1993-179, Class SB, HB, IF, 28.77%, 10/25/2023 (a)	3		3

Series 1993-230, Class FA, 0.71%, 12/25/2023 (a)	1		1

Series 2002-1, Class UD, HB, IF, 23.85%, 12/25/2023 (a)	5		5

Series 1994-26, Class J, PO, 1/25/2024	45		45

Series 2009-12, IO, 4.50%, 3/25/2024	—	(b)	—	(b)

Series 1994-37, Class L, 6.50%, 3/25/2024	5		5

Series G94-7, Class PJ, 7.50%, 5/17/2024	25		25

Series 2004-53, Class NC, 5.50%, 7/25/2024	20		21

Series 1995-2, Class Z, 8.50%, 1/25/2025	2		2

SEE NOTES TO FINANCIAL STATEMENTS.

292	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2006-72, Class HO, PO, 8/25/2026	33	31

Series 2006-94, Class GI, IF, IO, 6.46%, 10/25/2026 (a)	378	22

Series 2006-94, Class GK, HB, IF, 32.32%, 10/25/2026 (a)	16	20

Series G97-2, Class ZA, 8.50%, 2/17/2027	13	15

Series 1997-20, IO, 1.84%, 3/25/2027 (a)	1	—	(b)

Series 1997-27, Class J, 7.50%, 4/18/2027	3	3

Series 1997-24, Class Z, 8.00%, 4/18/2027	3	3

Series 1997-46, Class Z, 7.50%, 6/17/2027	72	79

Series 1997-81, Class PI, IO, 7.00%, 12/18/2027	2	—	(b)

Series 1998-30, Class ZA, 6.50%, 5/20/2028	166	180

Series 1998-36, Class ZB, 6.00%, 7/18/2028	20	21

Series 2002-7, Class FD, 0.89%, 4/25/2029 (a)	46	46

Series 1999-62, Class PB, 7.50%, 12/18/2029	18	19

Series 2000-52, IO, 8.50%, 1/25/2031	4	1

Series 2002-60, Class FA, 0.94%, 2/25/2031 (a)	147	148

Series 2002-60, Class FB, 0.94%, 2/25/2031 (a)	147	148

Series 2001-4, Class ZA, 6.50%, 3/25/2031	155	171

Series 2001-7, Class PF, 7.00%, 3/25/2031	14	16

Series 2002-50, Class ZA, 6.00%, 5/25/2031	221	242

Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	20	3

Series 2001-49, Class LZ, 8.50%, 7/25/2031	33	37

Series 2001-38, Class FB, 0.69%, 8/25/2031 (a)	50	50

Series 2001-36, Class DE, 7.00%, 8/25/2031	29	33

Series 2001-44, Class PD, 7.00%, 9/25/2031	12	14

Series 2001-44, Class PU, 7.00%, 9/25/2031	26	30

Series 2001-53, Class FX, 0.54%, 10/25/2031 (a)	168	168

Series 2003-52, Class SX, HB, IF, 22.39%, 10/25/2031 (a)	8	10

Series 2001-61, Class Z, 7.00%, 11/25/2031	86	99

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2001-72, Class SX, IF, 17.03%, 12/25/2031 (a)	8	9

Series 2002-1, Class SA, HB, IF, 24.58%, 2/25/2032 (a)	5	6

Series 2002-13, Class SJ, IF, IO, 1.60%, 3/25/2032 (a)	94	3

Series 2002-13, Class ST, IF, 10.00%, 3/25/2032 (a)	5	5

Series 2002-30, Class Z, 6.00%, 5/25/2032	131	147

Series 2002-37, Class Z, 6.50%, 6/25/2032	9	10

Series 2006-130, Class GI, IO, 6.50%, 7/25/2032	186	24

Series 2004-61, Class FH, 0.99%, 11/25/2032 (a)	823	839

Series 2011-39, Class ZA, 6.00%, 11/25/2032	843	939

Series 2004-61, Class SK, IF, 8.50%, 11/25/2032 (a)	33	37

Series 2004-59, Class BG, PO, 12/25/2032	45	41

Series 2002-77, Class S, IF, 14.14%, 12/25/2032 (a)	21	25

Series 2003-2, Class F, 0.94%, 2/25/2033 (a)	320	326

Series 2003-14, Class TI, IO, 5.00%, 3/25/2033	139	7

Series 2003-22, Class UD, 4.00%, 4/25/2033	273	289

Series 2003-39, IO, 6.00%, 5/25/2033 (a)	15	2

Series 2003-33, Class IA, IO, 6.50%, 5/25/2033	314	58

Series 2004-4, Class QI, IF, IO, 6.91%, 6/25/2033 (a)	18	—	(b)

Series 2003-44, Class IU, IO, 7.00%, 6/25/2033	432	79

Series 2004-4, Class QM, IF, 13.83%, 6/25/2033 (a)	4	4

Series 2003-132, Class OA, PO, 8/25/2033	9	9

Series 2003-132, Class PI, IO, 5.50%, 8/25/2033	26	1

Series 2003-72, Class IE, IO, 5.50%, 8/25/2033	134	21

Series 2003-74, Class SH, IF, 9.83%, 8/25/2033 (a)	25	28

Series 2003-86, Class ZA, 5.50%, 9/25/2033	161	176

Series 2003-91, Class SD, IF, 12.19%, 9/25/2033 (a)	24	28

Series 2003-105, Class AZ, 5.50%, 10/25/2033	867	963

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	293

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2003-116, Class SB, IF, IO, 7.41%, 11/25/2033 (a)	167	28

Series 2006-44, Class P, PO, 12/25/2033	332	303

Series 2003-122, Class ZJ, 6.00%, 12/25/2033	959	1,084

Series 2004-87, Class F, 0.94%, 1/25/2034 (a)	125	127

Series 2003-130, Class SX, IF, 11.24%, 1/25/2034 (a)	6	7

Series 2003-131, Class SK, IF, 15.83%, 1/25/2034 (a)	9	9

Series 2004-46, Class EP, PO, 3/25/2034	81	79

Series 2004-28, Class PF, 0.59%, 3/25/2034 (a)	204	204

Series 2004-17, Class H, 5.50%, 4/25/2034	269	298

Series 2004-25, Class SA, IF, 19.01%, 4/25/2034 (a)	58	75

Series 2004-46, Class SK, IF, 15.99%, 5/25/2034 (a)	25	30

Series 2004-36, Class SA, IF, 19.01%, 5/25/2034 (a)	103	138

Series 2004-46, Class QB, HB, IF, 23.25%, 5/25/2034 (a)	48	66

Series 2004-50, Class VZ, 5.50%, 7/25/2034	1,021	1,119

Series 2004-51, Class SY, IF, 13.87%, 7/25/2034 (a)	14	15

Series 2014-44, Class B, 2.50%, 8/25/2034	928	934

Series 2005-7, Class LO, PO, 2/25/2035	335	313

Series 2005-15, Class MO, PO, 3/25/2035	89	78

Series 2005-13, Class FL, 0.59%, 3/25/2035 (a)	70	70

Series 2005-74, Class SK, IF, 19.62%, 5/25/2035 (a)	110	126

Series 2005-56, Class S, IF, IO, 6.52%, 7/25/2035 (a)	173	30

Series 2005-66, Class SV, IF, IO, 6.56%, 7/25/2035 (a)	150	14

Series 2005-103, Class SC, IF, 10.93%, 7/25/2035 (a)	192	218

Series 2005-66, Class SG, IF, 16.91%, 7/25/2035 (a)	82	106

Series 2005-68, Class PG, 5.50%, 8/25/2035	176	193

Series 2005-73, Class PS, IF, 16.23%, 8/25/2035 (a)	49	60

Series 2005-90, PO, 9/25/2035	58	57

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2005-90, Class AO, PO, 10/25/2035	20	19

Series 2010-39, Class OT, PO, 10/25/2035	103	97

Series 2005-84, Class XM, 5.75%, 10/25/2035	97	106

Series 2005-90, Class ES, IF, 16.41%, 10/25/2035 (a)	163	206

Series 2005-106, Class US, HB, IF, 23.88%, 11/25/2035 (a)	103	132

Series 2006-8, Class WQ, PO, 3/25/2036	323	284

Series 2006-16, Class HZ, 5.50%, 3/25/2036	85	94

Series 2006-8, Class WN, IF, IO, 6.51%, 3/25/2036 (a)	1,185	218

Series 2006-23, Class KO, PO, 4/25/2036	43	40

Series 2006-27, Class OH, PO, 4/25/2036	90	82

Series 2006-44, Class GO, PO, 6/25/2036	128	117

Series 2006-50, Class JO, PO, 6/25/2036	78	71

Series 2006-50, Class PS, PO, 6/25/2036	109	103

Series 2006-53, Class US, IF, IO, 6.39%, 6/25/2036 (a)	195	33

Series 2006-58, PO, 7/25/2036	131	119

Series 2006-58, Class AP, PO, 7/25/2036	43	38

Series 2006-65, Class QO, PO, 7/25/2036	52	48

Series 2006-56, Class FT, 0.94%, 7/25/2036 (a)	500	527

Series 2006-63, Class ZH, 6.50%, 7/25/2036	163	188

Series 2006-72, Class GO, PO, 8/25/2036	91	86

Series 2006-72, Class TO, PO, 8/25/2036	54	48

Series 2006-79, Class DO, PO, 8/25/2036	82	78

Series 2007-7, Class SG, IF, IO, 6.31%, 8/25/2036 (a)	254	57

Series 2006-77, Class PC, 6.50%, 8/25/2036	392	435

Series 2006-78, Class BZ, 6.50%, 8/25/2036	68	78

Series 2006-86, Class OB, PO, 9/25/2036	105	95

Series 2006-90, Class AO, PO, 9/25/2036	84	77

Series 2009-19, Class IP, IO, 5.50%, 10/25/2036	610	122

Series 2006-110, PO, 11/25/2036	59	54

Series 2006-111, Class EO, PO, 11/25/2036	40	36

Series 2006-105, Class ME, 5.50%, 11/25/2036	647	720

Series 2006-115, Class OK, PO, 12/25/2036	134	118

Series 2006-119, PO, 12/25/2036	46	43

SEE NOTES TO FINANCIAL STATEMENTS.

294	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2006-118, Class A2, 0.17%, 12/25/2036 (a)	67	66

Series 2006-120, Class PF, 0.44%, 12/25/2036 (a)	78	78

Series 2006-117, Class GS, IF, IO, 6.46%, 12/25/2036 (a)	116	16

Series 2006-120, IO, 6.50%, 12/25/2036	251	45

Series 2015-91, Class AC, 7.50%, 12/25/2036	1,791	2,080

Series 2006-126, Class AO, PO, 1/25/2037	248	222

Series 2007-1, Class SD, HB, IF, 37.88%, 2/25/2037 (a)	33	90

Series 2007-14, Class OP, PO, 3/25/2037	76	70

Series 2007-16, Class FC, 0.94%, 3/25/2037 (a)	28	30

Series 2009-63, Class P, 5.00%, 3/25/2037	13	14

Series 2007-22, Class SC, IF, IO, 5.89%, 3/25/2037 (a)	28	1

Series 2007-18, Class MZ, 6.00%, 3/25/2037	225	245

Series 2007-14, Class ES, IF, IO, 6.25%, 3/25/2037 (a)	2,627	424

Series 2007-39, Class EF, 0.44%, 5/25/2037 (a)	28	28

Series 2007-46, Class ZK, 5.50%, 5/25/2037	331	361

Series 2007-54, Class WI, IF, IO, 5.91%, 6/25/2037 (a)	249	43

Series 2007-72, Class EK, IF, IO, 6.21%, 7/25/2037 (a)	690	119

Series 2007-65, Class KI, IF, IO, 6.43%, 7/25/2037 (a)	139	22

Series 2007-60, Class AX, IF, IO, 6.96%, 7/25/2037 (a)	242	55

Series 2007-76, Class ZG, 6.00%, 8/25/2037	145	165

Series 2007-78, Class CB, 6.00%, 8/25/2037	63	72

Series 2007-79, Class SB, HB, IF, 23.33%, 8/25/2037 (a)	26	37

Series 2007-88, Class VI, IF, IO, 6.35%, 9/25/2037 (a)	109	21

Series 2009-86, Class OT, PO, 10/25/2037	356	316

Series 2007-100, Class SM, IF, IO, 6.26%, 10/25/2037 (a)	224	40

Series 2007-91, Class ES, IF, IO, 6.27%, 10/25/2037 (a)	343	65

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-112, Class SA, IF, IO, 6.26%, 12/25/2037 (a)	665	131

Series 2007-116, Class HI, IO, 1.25%, 1/25/2038 (a)	543	23

Series 2008-1, Class BI, IF, IO, 5.72%, 2/25/2038 (a)	192	33

Series 2008-12, Class CO, PO, 3/25/2038	400	368

Series 2008-16, Class IS, IF, IO, 6.01%, 3/25/2038 (a)	114	17

Series 2008-10, Class XI, IF, IO, 6.04%, 3/25/2038 (a)	96	16

Series 2008-20, Class SA, IF, IO, 6.80%, 3/25/2038 (a)	162	30

Series 2009-79, Class UA, 7.00%, 3/25/2038	17	19

Series 2008-32, Class SA, IF, IO, 6.66%, 4/25/2038 (a)	22	3

Series 2008-27, Class SN, IF, IO, 6.71%, 4/25/2038 (a)	64	10

Series 2008-44, PO, 5/25/2038	12	11

Series 2011-47, Class ZA, 5.50%, 7/25/2038	316	353

Series 2008-53, Class CI, IF, IO, 7.01%, 7/25/2038 (a)	94	16

Series 2008-80, Class SA, IF, IO, 5.66%, 9/25/2038 (a)	160	26

Series 2008-81, Class SB, IF, IO, 5.66%, 9/25/2038 (a)	134	20

Series 2008-80, Class GP, 6.25%, 9/25/2038	13	14

Series 2009-4, Class BD, 4.50%, 2/25/2039	11	12

Series 2009-6, Class GS, IF, IO, 6.36%, 2/25/2039 (a)	79	16

Series 2009-17, Class QS, IF, IO, 6.46%, 3/25/2039 (a)	72	10

Series 2009-62, Class HJ, 6.00%, 5/25/2039	49	51

Series 2009-52, Class PI, IO, 5.00%, 7/25/2039	211	32

Series 2009-47, Class MT, 7.00%, 7/25/2039	12	14

Series 2009-69, PO, 9/25/2039	87	78

Series 2009-86, Class IP, IO, 5.50%, 10/25/2039	140	24

Series 2009-84, Class WS, IF, IO, 5.71%, 10/25/2039 (a)	69	10

Series 2009-92, Class AD, 6.00%, 11/25/2039	127	136

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	295

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2009-103, Class MB, 2.00%, 12/25/2039 (a)	394	412

Series 2009-99, Class SC, IF, IO, 5.99%, 12/25/2039 (a)	52	7

Series 2009-99, Class WA, 6.30%, 12/25/2039 (a)	328	363

Series 2009-113, Class FB, 0.74%, 1/25/2040 (a)	140	142

Series 2009-112, Class ST, IF, IO, 6.06%, 1/25/2040 (a)	180	29

Series 2010-1, Class WA, 6.20%, 2/25/2040 (a)	528	581

Series 2010-23, Class KS, IF, IO, 6.91%, 2/25/2040 (a)	140	21

Series 2010-16, Class WB, 6.18%, 3/25/2040 (a)	1,162	1,298

Series 2010-16, Class WA, 6.43%, 3/25/2040 (a)	534	586

Series 2010-49, Class SC, IF, 12.29%, 3/25/2040 (a)	189	229

Series 2010-40, Class FJ, 0.79%, 4/25/2040 (a)	86	86

Series 2010-35, Class SB, IF, IO, 6.23%, 4/25/2040 (a)	159	23

Series 2010-43, Class FD, 0.79%, 5/25/2040 (a)	218	222

Series 2010-42, Class S, IF, IO, 6.21%, 5/25/2040 (a)	72	10

Series 2010-61, Class WA, 6.01%, 6/25/2040 (a)	199	222

Series 2010-68, Class SA, IF, IO, 4.81%, 7/25/2040 (a)	422	52

Series 2010-103, Class ME, 4.00%, 9/25/2040	454	480

Series 2010-111, Class AM, 5.50%, 10/25/2040	563	643

Series 2010-123, Class FL, 0.62%, 11/25/2040 (a)	59	59

Series 2010-125, Class SA, IF, IO, 4.25%, 11/25/2040 (a)	420	45

Series 2010-130, Class CY, 4.50%, 11/25/2040	1,814	1,928

Series 2010-147, Class SA, IF, IO, 6.34%, 1/25/2041 (a)	1,599	319

Series 2011-20, Class MW, 5.00%, 3/25/2041	1,674	1,866

Series 2011-30, Class LS, IO, 1.59%, 4/25/2041 (a)	339	21

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2011-75, Class FA, 0.74%, 8/25/2041 (a)	66	66

Series 2011-118, Class LB, 7.00%, 11/25/2041	548	644

Series 2011-118, Class MT, 7.00%, 11/25/2041	854	998

Series 2011-118, Class NT, 7.00%, 11/25/2041	875	1,017

Series 2013-2, Class LZ, 3.00%, 2/25/2043	10	10

Series 2013-4, Class AJ, 3.50%, 2/25/2043	1,655	1,694

Series 2013-92, PO, 9/25/2043	1,014	889

Series 2013-101, Class DO, PO, 10/25/2043	1,173	1,046

Series 2018-11, Class LA, 3.50%, 7/25/2045	2,204	2,259

Series 2018-63, Class DA, 3.50%, 9/25/2048	1,011	1,038

Series 2018-68, Class DZ, 4.00%, 9/25/2048	1,484	1,537

Series 2019-20, Class H, 3.50%, 5/25/2049	2,114	2,172

Series 2019-32, Class SD, IF, IO, 5.86%, 6/25/2049 (a)	5,153	714

Series 2010-103, Class SB, IF, IO, 5.91%, 11/25/2049 (a)	527	60

Series 2020-36, Class SH, IF, IO, 5.86%, 6/25/2050 (a)	15,799	2,811

Series 2020-61, Class SB, IF, IO, 4.01%, 9/25/2050 (a)	11,780	1,184

Series 2011-2, Class WA, 5.84%, 2/25/2051 (a)	117	129

Series 2011-43, Class WA, 5.83%, 5/25/2051 (a)	135	152

Series 2011-58, Class WA, 5.50%, 7/25/2051 (a)	365	415

Series 2012-21, Class WA, 5.62%, 3/25/2052 (a)	746	837

Series 2019-7, Class CA, 3.50%, 11/25/2057	13,305	13,665

FNMA, REMIC Trust, Whole Loan

Series 2004-W4, Class A7, 5.50%, 6/25/2034	497	536

Series 2007-W2, Class 1A1, 0.51%, 3/25/2037 (a)	167	168

Series 2007-W3, Class 1A3, 6.75%, 4/25/2037	87	92

Series 2007-W7, Class 1A4, HB, IF, 38.06%, 7/25/2037 (a)	12	18

SEE NOTES TO FINANCIAL STATEMENTS.

296	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2001-W3, Class A, 7.00%, 9/25/2041 (a)	334		353

Series 2002-W10, IO, 0.91%, 8/25/2042 (a)	1,331		27

Series 2003-W4, Class 2A, 5.42%, 10/25/2042 (a)	21		23

Series 2003-W1, Class 1A1, 4.97%, 12/25/2042 (a)	153		161

Series 2003-W1, Class 2A, 5.43%, 12/25/2042 (a)	100		102

Series 2004-W11, Class 1A1, 6.00%, 5/25/2044	339		387

Series 2006-W3, Class 2A, 6.00%, 9/25/2046	123		133

Series 2006-W3, Class 1AF1, 0.43%, 10/25/2046 (a)	89		88

Series 2009-W1, Class A, 6.00%, 12/25/2049	581		637

FNMA, REMIC, Whole Loan

Series 2007-101, Class A2, 0.37%, 6/27/2036 (a)	205		202

Series 2007-54, Class FA, 0.59%, 6/25/2037 (a)	82		83

Series 2007-64, Class FB, 0.56%, 7/25/2037 (a)	145		147

Series 2007-106, Class A7, 6.25%, 10/25/2037 (a)	44		49

Series 2003-7, Class A1, 6.50%, 12/25/2042	166		184

FNMA, STRIPS

Series 213, Class 2, IO, 8.00%, 3/25/2023	7		—	(b)

Series 218, Class 2, IO, 7.50%, 4/25/2023	15		—	(b)

Series 265, Class 2, 9.00%, 3/25/2024	—	(b)	1

Series 300, Class 1, PO, 9/25/2024	24		24

Series 293, Class 1, PO, 12/25/2024	51		50

Series 285, Class 1, PO, 2/25/2027	2		2

Series 331, Class 13, IO, 7.00%, 11/25/2032	96		16

Series 345, Class 6, IO, 5.00%, 12/25/2033 (a)	45		6

Series 351, Class 7, IO, 5.00%, 4/25/2034 (a)	97		12

Series 356, Class 3, IO, 5.00%, 1/25/2035	117		16

Series 365, Class 8, IO, 5.50%, 5/25/2036	150		30

Series 373, Class 1, PO, 7/25/2036	952		880

Series 374, Class 5, IO, 5.50%, 8/25/2036	61		11

Series 393, Class 6, IO, 5.50%, 4/25/2037	24		3

Series 383, Class 32, IO, 6.00%, 1/25/2038	134		32

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Freedom

Series 2021-SAVF1, IO, 4.90%, 3/25/2022 (a)	14,760	14,761

GMACM Mortgage Loan Trust

Series 2005-AR3, Class 3A4, 2.92%, 6/19/2035 (a)	268	261

GNMA

Series 1999-4, Class ZB, 6.00%, 2/20/2029	45	45

Series 2001-35, Class SA, IF, IO, 8.12%, 8/16/2031 (a)	33	—	(b)

Series 2003-24, PO, 3/16/2033	4	4

Series 2003-41, Class ID, IO, 5.50%, 5/20/2033	174	11

Series 2003-90, PO, 10/20/2033	14	13

Series 2010-41, Class WA, 5.82%, 10/20/2033 (a)	626	680

Series 2003-112, Class SA, IF, IO, 6.42%, 12/16/2033 (a)	201	15

Series 2004-28, Class S, IF, 19.32%, 4/16/2034 (a)	51	66

Series 2004-46, Class AO, PO, 6/20/2034	72	68

Series 2010-103, Class WA, 5.69%, 8/20/2034 (a)	336	370

Series 2004-73, Class JL, IF, IO, 6.42%, 9/16/2034 (a)	706	115

Series 2004-71, Class ST, IF, 7.00%, 9/20/2034 (a)	16	17

Series 2004-90, Class SI, IF, IO, 5.94%, 10/20/2034 (a)	218	24

Series 2005-68, Class DP, IF, 16.13%, 6/17/2035 (a)	56	64

Series 2010-14, Class CO, PO, 8/20/2035	474	435

Series 2005-58, Class NI, IO, 5.50%, 8/20/2035 (a)	623	85

Series 2005-72, Class AZ, 5.50%, 9/20/2035	406	438

Series 2005-68, Class KI, IF, IO, 6.14%, 9/20/2035 (a)	390	62

Series 2005-85, IO, 5.50%, 11/16/2035	164	18

Series 2010-14, Class BO, PO, 11/20/2035	80	74

Series 2006-16, Class OP, PO, 3/20/2036	70	65

Series 2006-22, Class AO, PO, 5/20/2036	48	46

Series 2006-38, Class SW, IF, IO, 6.34%, 6/20/2036 (a)	45	1

Series 2006-34, PO, 7/20/2036	41	39

Series 2006-59, Class SD, IF, IO, 6.54%, 10/20/2036 (a)	62	7

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	297

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2011-22, Class WA, 5.90%, 2/20/2037 (a)	899	999

Series 2007-57, PO, 3/20/2037	109	106

Series 2007-17, Class JO, PO, 4/16/2037	55	48

Series 2007-17, Class JI, IF, IO, 6.68%, 4/16/2037 (a)	398	76

Series 2010-129, Class AW, 5.92%, 4/20/2037 (a)	337	373

Series 2007-31, Class AO, PO, 5/16/2037	315	278

Series 2007-25, Class FN, 0.43%, 5/16/2037 (a)	48	48

Series 2007-28, Class BO, PO, 5/20/2037	9	9

Series 2007-26, Class SC, IF, IO, 6.04%, 5/20/2037 (a)	181	21

Series 2007-36, Class HO, PO, 6/16/2037	9	8

Series 2007-36, Class SE, IF, IO, 6.34%, 6/16/2037 (a)	183	16

Series 2007-36, Class SG, IF, IO, 6.31%, 6/20/2037 (a)	264	27

Series 2007-45, Class QA, IF, IO, 6.48%, 7/20/2037 (a)	84	9

Series 2007-40, Class SD, IF, IO, 6.59%, 7/20/2037 (a)	202	24

Series 2007-42, Class SB, IF, IO, 6.59%, 7/20/2037 (a)	197	23

Series 2008-20, PO, 9/20/2037	4	4

Series 2007-53, Class SW, IF, 19.72%, 9/20/2037 (a)	25	29

Series 2008-32, Class PI, IO, 5.50%, 10/16/2037	55	2

Series 2009-79, Class OK, PO, 11/16/2037	126	116

Series 2007-74, Class SL, IF, IO, 6.41%, 11/16/2037 (a)	586	48

Series 2007-76, Class SA, IF, IO, 6.37%, 11/20/2037 (a)	164	15

Series 2007-79, Class SY, IF, IO, 6.39%, 12/20/2037 (a)	221	22

Series 2008-2, Class MS, IF, IO, 7.03%, 1/16/2038 (a)	120	18

Series 2008-1, PO, 1/20/2038	27	26

Series 2015-137, Class WA, 5.55%, 1/20/2038 (a)	260	293

Series 2008-13, Class PI, IO, 5.50%, 2/16/2038	367	40

Series 2008-10, Class S, IF, IO, 5.67%, 2/20/2038 (a)	91	8

Series 2009-106, Class ST, IF, IO, 5.84%, 2/20/2038 (a)	528	63

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2008-33, Class XS, IF, IO, 7.57%, 4/16/2038 (a)	101	12

Series 2008-36, Class SH, IF, IO, 6.14%, 4/20/2038 (a)	194	1

Series 2012-52, Class WA, 6.19%, 4/20/2038 (a)	2,248	2,504

Series 2008-40, Class SA, IF, IO, 6.27%, 5/16/2038 (a)	786	117

Series 2008-55, Class SA, IF, IO, 6.04%, 6/20/2038 (a)	96	10

Series 2008-62, Class SA, IF, IO, 5.99%, 7/20/2038 (a)	588	45

Series 2012-59, Class WA, 5.58%, 8/20/2038 (a)	423	465

Series 2008-71, Class SC, IF, IO, 5.84%, 8/20/2038 (a)	34	3

Series 2009-25, Class SE, IF, IO, 7.44%, 9/20/2038 (a)	93	11

Series 2011-97, Class WA, 6.13%, 11/20/2038 (a)	894	1,006

Series 2008-93, Class AS, IF, IO, 5.54%, 12/20/2038 (a)	156	15

Series 2008-96, Class SL, IF, IO, 5.84%, 12/20/2038 (a)	111	7

Series 2011-163, Class WA, 5.88%, 12/20/2038 (a)	983	1,096

Series 2009-65, Class IQ, IO, 6.00%, 12/20/2038	6	–	(b)

Series 2008-95, Class DS, IF, IO, 7.14%, 12/20/2038 (a)	370	44

Series 2009-6, Class SA, IF, IO, 5.97%, 2/16/2039 (a)	115	7

Series 2009-10, Class SA, IF, IO, 5.79%, 2/20/2039 (a)	202	22

Series 2009-12, Class IE, IO, 5.50%, 3/20/2039	613	59

Series 2009-14, Class KI, IO, 6.50%, 3/20/2039	136	22

Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	161	32

Series 2009-33, Class CI, IO, 5.50%, 5/20/2039	47	6

Series 2009-33, Class TI, IO, 6.00%, 5/20/2039	109	17

Series 2009-43, Class SA, IF, IO, 5.79%, 6/20/2039 (a)	133	11

Series 2009-42, Class SC, IF, IO, 5.92%, 6/20/2039 (a)	247	28

SEE NOTES TO FINANCIAL STATEMENTS.

298	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2009-64, Class SN, IF, IO, 5.97%, 7/16/2039 (a)	195	21

Series 2009-54, Class JZ, 5.50%, 7/20/2039	966	1,075

Series 2009-67, Class SA, IF, IO, 5.92%, 8/16/2039 (a)	186	21

Series 2009-72, Class SM, IF, IO, 6.12%, 8/16/2039 (a)	351	44

Series 2009-104, Class AB, 7.00%, 8/16/2039	159	167

Series 2009-106, Class AS, IF, IO, 6.27%, 11/16/2039 (a)	425	66

Series 2015-91, Class W, 5.25%, 5/20/2040 (a)	781	865

Series 2013-75, Class WA, 5.13%, 6/20/2040 (a)	403	444

Series 2011-137, Class WA, 5.59%, 7/20/2040 (a)	1,300	1,450

Series 2010-130, Class CP, 7.00%, 10/16/2040	265	304

Series 2010-157, Class OP, PO, 12/20/2040	625	576

Series 2020-187, Class WA, 3.76%, 7/16/2041 (a)	5,578	5,898

Series 2011-100, Class MY, 4.00%, 7/20/2041	1,108	1,167

Series 2012-24, Class WA, 5.60%, 7/20/2041 (a)	1,980	2,199

Series 2013-26, Class AK, 4.69%, 9/20/2041 (a)	859	937

Series 2014-188, Class W, 4.57%, 10/20/2041 (a)	880	944

Series 2012-141, Class WA, 4.53%, 11/16/2041 (a)	2,828	3,046

Series 2012-141, Class WC, 3.72%, 1/20/2042 (a)	1,402	1,472

Series 2012-141, Class WB, 4.01%, 9/16/2042 (a)	1,972	2,117

Series 2012-138, Class PT, 3.97%, 11/16/2042 (a)	2,331	2,495

Series 2013-54, Class WA, 4.88%, 11/20/2042 (a)	1,495	1,644

Series 2017-99, Class PT, 6.02%, 8/20/2044 (a)	869	991

Series 2021-103, Class WA, 4.30%, 6/20/2045 (a)	4,368	4,682

Series 2019-31, Class HC, 3.50%, 5/20/2046	3,127	3,183

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2018-160, Class PA, 3.50%, 7/20/2046	2,359	2,410

Series 2016-90, Class LI, IO, 4.00%, 7/20/2046	2,236	271

Series 2019-31, Class TS, IF, IO, 5.89%, 3/20/2049 (a)	24,397	2,566

Series 2019-111, IO, 5.00%, 4/20/2049	8,368	999

Series 2019-65, Class ST, IF, IO, 5.89%, 5/20/2049 (a)	10,985	1,394

Series 2020-133, Class IH, IO, 5.00%, 6/20/2049	5,670	619

Series 2019-112, Class GS, IF, IO, 5.91%, 9/20/2049 (a)	2,561	340

Series 2019-112, Class SG, IF, IO, 5.94%, 9/20/2049 (a)	3,868	458

Series 2019-152, Class SB, IF, IO, 3.21%, 12/20/2049 (a)	25,644	1,377

Series 2020-47, Class AI, IO, 4.50%, 4/16/2050	6,960	830

Series 2020-85, Class IA, IO, 4.50%, 6/20/2050	26,802	4,032

Series 2020-95, Class HI, IO, 4.00%, 7/20/2050	14,022	2,166

Series 2020-97, Class AI, IO, 4.75%, 7/20/2050	12,480	2,253

Series 2020-97, Class IA, IO, 5.00%, 7/20/2050	15,842	2,789

Series 2020-122, Class HI, IO, 3.00%, 8/20/2050	24,256	3,558

Series 2020-112, Class GI, IO, 4.50%, 8/20/2050	13,927	2,067

Series 2020-133, Class EI, IO, 3.00%, 9/20/2050	20,922	2,826

Series 2020-134, Class IH, IO, 3.00%, 9/20/2050	26,758	3,817

Series 2020-149, Class SH, IF, IO, 3.49%, 10/20/2050 (a)	25,328	1,939

Series 2020-149, Class TS, IF, IO, 3.49%, 10/20/2050 (a)	21,035	1,818

Series 2021-16, Class JI, IO, 3.00%, 12/20/2050	26,597	3,701

Series 2020-189, Class JI, IO, 3.50%, 12/20/2050	18,355	2,355

Series 2021-15, Class EI, IO, 2.50%, 1/20/2051	24,198	2,756

Series 2021-27, Class TI, IO, 3.00%, 2/20/2051	16,393	2,209

Series 2021-69, Class CI, IO, 3.50%, 4/20/2051	11,933	1,906

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	299

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2012-H24, Class FG, 0.53%, 4/20/2060 (a)	17	17

Series 2013-H03, Class FA, 0.40%, 8/20/2060 (a)	4	4

Series 2013-H05, Class FB, 0.50%, 2/20/2062 (a)	4	4

Series 2013-H07, Class MA, 0.65%, 4/20/2062 (a)	7	7

Series 2012-H08, Class FC, 0.67%, 4/20/2062 (a)	1,766	1,771

Series 2013-H02, Class HF, 0.40%, 11/20/2062 (a)	1	1

Series 2013-H01, Class JA, 0.42%, 1/20/2063 (a)	1,758	1,755

Series 2013-H04, Class SA, 0.52%, 2/20/2063 (a)	1,587	1,588

Series 2013-H07, Class HA, 0.00%, 3/20/2063 (a)	2,269	2,268

Series 2013-H08, Class BF, 0.50%, 3/20/2063 (a)	792	792

Series 2013-H09, Class HA, 1.65%, 4/20/2063	37	37

Series 2014-H17, Class FC, 0.60%, 7/20/2064 (a)	581	582

Series 2015-H24, Class FA, 0.75%, 9/20/2065 (a)	1,706	1,715

Series 2016-H11, Class FD, 0.68%, 5/20/2066 (a)	1,564	1,551

Series 2016-H13, Class FT, 0.68%, 5/20/2066 (a)	1,074	1,075

Series 2016-H13, Class FD, 0.82%, 5/20/2066 (a)	3,404	3,381

Series 2016-H16, Class FC, 0.63%, 7/20/2066 (a)	4,851	4,806

Series 2016-H23, Class F, 0.85%, 10/20/2066 (a)	1,689	1,703

Series 2016-H26, Class FC, 1.10%, 12/20/2066 (a)	1,157	1,175

Series 2017-H05, Class FC, 0.85%, 2/20/2067 (a)	1,166	1,177

Series 2017-H08, Class XI, IO, 2.19%, 3/20/2067 (a)	4,681	376

Series 2017-H11, Class XI, IO, 2.01%, 5/20/2067 (a)	12,814	942

Series 2017-H14, Class XI, IO, 1.68%, 6/20/2067 (a)	5,572	363

Series 2017-H14, Class AI, IO, 2.02%, 6/20/2067 (a)	6,341	552

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-H11, Class GI, IO, 3.35%, 7/20/2067 (a)	5,816	307

Series 2017-H16, Class F, 0.29%, 8/20/2067 (a)	3,164	3,101

Series 2017-H17, Class FQ, 0.50%, 9/20/2067 (a)	3,958	3,899

Series 2017-H25, Class HI, IO, 2.12%, 10/20/2067 (a)	23,929	821

Series 2018-H04, Class FE, 0.36%, 2/20/2068 (a)	1,375	1,344

Series 2018-H13, Class DF, 0.26%, 7/20/2068 (a)	4,011	3,925

Series 2018-H18, Class AI, IO, 1.06%, 9/20/2068 (a)	58,867	2,783

Series 2019-H09, Class IB, IO, 1.82%, 4/20/2069 (a)	14,367	402

Series 2019-H14, Class IE, IO, 1.06%, 5/20/2069 (a)	45,013	995

Series 2019-H10, Class IB, IO, 2.10%, 5/20/2069 (a)	21,439	634

Series 2019-H12, Class JI, IO, 2.09%, 7/20/2069 (a)	19,362	695

Series 2019-H14, Class KI, IO, 2.32%, 7/20/2069 (a)	13,237	543

Series 2019-H15, Class IJ, IO, 2.28%, 8/20/2069 (a)	13,545	749

Series 2019-H18, Class CI, IO, 0.89%, 10/20/2069 (a)	26,759	1,892

Series 2019-H18, Class KI, IO, 2.41%, 11/20/2069 (a)	15,861	646

Series 2020-H02, Class DI, IO, 2.28%, 12/20/2069 (a)	19,350	900

Series 2020-H04, Class FH, 0.70%, 2/20/2070 (a)	4,248	4,283

Series 2020-H05, Class FK, 0.77%, 3/20/2070 (a)	4,659	4,703

Series 2020-H05, IO, 1.05%, 3/20/2070 (a)	26,765	1,863

Series 2020-H07, Class DI, IO, 1.21%, 4/20/2070 (a)	33,791	2,564

Series 2020-H09, Class IE, IO, 1.69%, 5/20/2070 (a)	10,931	590

Series 2020-H13, Class EF, 0.71%, 8/20/2070 (a)	16,099	16,227

Series 2020-H13, Class FE, 0.71%, 8/20/2070 (a)	29,092	29,322

Series 2020-H17, Class IJ, IO, 0.99%, 10/20/2070 (a)	14,629	677

SEE NOTES TO FINANCIAL STATEMENTS.

300	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2020-H17, Class IK, IO, 1.19%, 10/20/2070 (a)	53,310	2,790

Series 2020-H19, Class FA, 0.66%, 11/20/2070 (a)	13,329	13,385

Series 2021-H01, Class AI, IO, 1.17%, 11/20/2070 (a)	101,587	5,323

Series 2020-H22, Class IH, IO, 0.97%, 12/20/2070 (a)	13,599	602

Series 2020-H22, Class JI, IO, 0.99%, 12/20/2070 (a)	157,787	6,802

Series 2020-H21, Class FL, 1.41%, 12/20/2070 (a)	17,531	18,351

Series 2021-H01, Class DI, IO, 1.71%, 12/20/2070 (a)	33,176	2,266

Series 2021-H02, Class JI, IO, 0.92%, 1/20/2071 (a)	33,110	1,632

Series 2021-H02, Class IJ, IO, 0.97%, 1/20/2071 (a)	153,028	6,551

Series 2021-H02, Class HI, IO, 0.99%, 1/20/2071 (a)	57,007	2,120

Series 2021-H02, Class IH, IO, 1.05%, 1/20/2071 (a)	27,387	1,461

Series 2021-H02, Class F, 1.44%, 1/20/2071 (a)	38,315	40,181

Series 2021-H02, Class TF, 1.44%, 1/20/2071 (a)	11,324	11,880

Series 2021-H03, Class IE, IO, 0.64%, 2/20/2071‡ (a)	12,208	420

Series 2021-H05, Class IQ, IO, 0.79%, 2/20/2071 (a)	107,130	5,144

Series 2021-H03, Class IN, IO, 0.87%, 2/20/2071 (a)	67,958	3,308

Series 2021-H03, Class IP, IO, 0.91%, 2/20/2071 (a)	50,523	2,424

Series 2021-H03, Class PI, IO, 0.95%, 2/20/2071 (a)	44,201	1,853

Series 2021-H03, Class NI, IO, 0.99%, 2/20/2071 (a)	39,659	2,094

Series 2021-H03, Class TI, IO, 1.09%, 2/20/2071 (a)	42,860	3,236

Series 2021-H03, Class LF, 1.44%, 2/20/2071 (a)	19,288	20,241

Series 2021-H05, Class QI, IO, 0.68%, 3/20/2071 (a)	138,451	4,791

Series 2021-H06, Class IA, IO, 0.71%, 3/20/2071 (a)	22,405	1,045

Series 2021-H06, Class LF, 1.55%, 3/20/2071 (a)	50,090	53,267

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-H06, Class QI, IO, 0.63%, 4/20/2071 (a)	50,682	2,235

Series 2021-H06, IO, 1.10%, 4/20/2071 (a)	93,767	6,426

Series 2021-H14, Class IY, IO, 0.39%, 9/20/2071 (a)	72,726	2,278

Goodgreen Trust

Series 2017-R1, 5.00%, 10/20/2051‡	1,456	1,339

GSMPS Mortgage Loan Trust

Series 2001-2, Class A, 7.50%, 6/19/2032 (a) (d)	195	190

Series 2004-4, Class 1AF, 0.59%, 6/25/2034 (a) (d)	106	91

Series 2005-RP2, Class 1AF, 0.54%, 3/25/2035 (a) (d)	194	185

Series 2005-RP3, Class 1AF, 0.54%, 9/25/2035 (a) (d)	1,284	1,117

Series 2005-RP3, Class 1AS, IO, 4.11%, 9/25/2035‡ (a) (d)	584	46

Series 2006-RP2, Class 1AS2, IF, IO, 4.18%, 4/25/2036‡ (a) (d)	1,136	134

GSR Mortgage Loan Trust

Series 2003-7F, Class 1A4, 5.25%, 6/25/2033	107	109

Series 2003-13, Class 1A1, 2.58%, 10/25/2033 (a)	29	31

Series 2004-3F, Class 3A8, 13.50%, 2/25/2034	7	8

Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	150	151

Series 2004-8F, Class 2A3, 6.00%, 9/25/2034	164	166

Series 2004-13F, Class 3A3, 6.00%, 11/25/2034	112	116

Series 2005-5F, Class 8A3, 0.69%, 6/25/2035 (a)	29	28

Series 2005-7F, Class 3A9, 6.00%, 9/25/2035	321	327

Series 2006-1F, Class 1AP, PO, 2/25/2036‡	47	32

Series 2006-1F, Class 2A4, 6.00%, 2/25/2036	1,327	859

Headlands Residential LLC

Series 2018-RPL1, Class A, 3.88%, 8/25/2024 (d) (e)	143	143

Series 2017-RPL1, Class A, 3.88%, 11/25/2024 (d) (e)	3,325	3,323

Home RE Ltd. (Bermuda)

Series 2021-2, Class M1B, 1.65%, 1/25/2034‡ (a) (d)	3,095	3,060

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	301

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Impac CMB Trust

Series 2005-2, Class 2M1, 0.97%, 4/25/2035‡ (a)	48	45

Impac Secured Assets CMN Owner Trust

Series 2001-8, Class A6, 6.44%, 1/25/2032	264	274

IndyMac INDX Mortgage Loan Trust

Series 2006-AR3, Class 2A1A, 2.90%, 3/25/2036 (a)	82	70

JPMorgan Mortgage Trust

Series 2006-A2, Class 5A2, 2.27%, 11/25/2033 (a)	111	112

Series 2006-A2, Class 5A3, 2.27%, 11/25/2033 (a)	200	202

Series 2004-A3, Class 4A1, 2.30%, 7/25/2034 (a)	14	14

Series 2006-A2, Class 4A1, 2.22%, 8/25/2034 (a)	155	163

Series 2006-A3, Class 6A1, 2.61%, 8/25/2034 (a)	63	63

Series 2004-A4, Class 1A1, 2.24%, 9/25/2034 (a)	27	26

Series 2004-S1, Class 1A7, 5.00%, 9/25/2034	8	8

Series 2005-A1, Class 3A4, 2.59%, 2/25/2035 (a)	97	96

Series 2007-A1, Class 5A2, 2.39%, 7/25/2035 (a)	69	71

Legacy Mortgage Asset Trust

Series 2020-GS1, Class A1, 2.88%, 10/25/2059 (d) (e)	3,850	3,853

Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (d) (e)	4,366	4,289

Lehman Mortgage Trust

Series 2006-2, Class 1A1, 5.93%, 4/25/2036 (a)	205	167

Series 2007-6, Class 1A8, 6.00%, 7/25/2037	49	48

Series 2008-2, Class 1A6, 6.00%, 3/25/2038	338	157

LHOME Mortgage Trust

Series 2019-RTL3, Class A1, 3.87%, 7/25/2024 (d)	1,205	1,206

Series 2020-RTL1, Class A1, 3.23%, 10/25/2024 (d)	7,250	7,264

Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (a) (d)	4,805	4,688

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Loan Revolving Advance Investment Trust

Series 2021-1, Class A1X, 2.75%, 12/31/2022 (a) (d)	1,894		1,859

MASTR Adjustable Rate Mortgages Trust

Series 2004-13, Class 2A1, 2.62%, 4/21/2034 (a)	45		45

Series 2004-3, Class 4A2, 2.23%, 4/25/2034 (a)	28		28

Series 2004-4, Class 2A1, 1.94%, 5/25/2034 (a)	17		17

Series 2004-13, Class 3A7, 2.76%, 11/21/2034 (a)	240		242

Series 2004-15, Class 3A1, 2.43%, 12/25/2034 (a)	34		33

MASTR Alternative Loan Trust

Series 2003-8, Class 5A1, 5.00%, 11/25/2018	—	(b)	—	(b)

Series 2004-10, Class 1A1, 4.50%, 9/25/2019	4		4

Series 2003-4, Class 2A1, 6.25%, 6/25/2033	112		116

Series 2003-9, Class 8A1, 6.00%, 1/25/2034	43		44

Series 2004-1, Class 30, PO, 2/25/2034‡	43		34

Series 2004-3, Class 30, PO, 4/25/2034‡	85		68

Series 2004-3, Class 30X1, IO, 6.00%, 4/25/2034‡	47		8

Series 2004-3, Class 2A1, 6.25%, 4/25/2034	108		111

Series 2004-5, Class 30, PO, 6/25/2034‡	104		83

Series 2004-5, Class 30X1, IO, 6.00%, 6/25/2034‡	28		4

Series 2004-6, Class 30X1, IO, 5.50%, 7/25/2034‡	42		6

Series 2004-6, Class 7A1, 6.00%, 7/25/2034	410		427

Series 2004-7, Class 30, PO, 8/25/2034‡	24		19

Series 2004-7, Class AX1, IO, 5.50%, 8/25/2034‡	113		14

Series 2005-3, Class AX2, IO, 6.00%, 4/25/2035‡	868		135

MASTR Asset Securitization Trust

Series 2003-11, Class 15, PO, 12/25/2018‡	—	(b)	—	(b)

Series 2003-12, Class 6A1, 5.00%, 12/25/2033	38		38

Series 2004-P7, Class A6, 5.50%, 12/27/2033 (d)	46		45

Series 2004-1, Class 30, PO, 2/25/2034‡	6		4

SEE NOTES TO FINANCIAL STATEMENTS.

302	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2004-3, PO, 3/25/2034‡	3	3

MASTR Reperforming Loan Trust

Series 2005-2, Class 1A1F, 0.54%, 5/25/2035 (a) (d)	1,257	646

MASTR Resecuritization Trust

Series 2005-PO, Class 3, PO, 5/28/2035‡ (d)	56	47

Merrill Lynch Mortgage Investors Trust

Series 2003-A, Class 2A2, 1.65%, 3/25/2028 (a)	43	43

Series 2003-E, Class A1, 0.81%, 10/25/2028 (a)	237	234

Series 2003-F, Class A1, 0.83%, 10/25/2028 (a)	340	336

Series 2004-D, Class A2, 1.55%, 9/25/2029 (a)	174	169

Series 2004-E, Class A2A, 0.86%, 11/25/2029 (a)	66	64

Series 2003-A5, Class 2A6, 2.00%, 8/25/2033 (a)	71	71

Series 2004-A4, Class A2, 2.65%, 8/25/2034 (a)	149	150

Series 2004-1, Class 2A1, 2.07%, 12/25/2034 (a)	125	126

Merrill Lynch Mortgage Investors Trust MLMI

Series 2003-A4, Class 2A, 2.41%, 7/25/2033 (a)	48	49

Series 2005-A1, Class 3A, 2.70%, 12/25/2034 (a)	20	21

Mill City Securities Ltd. (Cayman Islands)

Series 2021-RS1, Class A1, 2.91%, 4/28/2066 (a) (d)	7,891	7,769

Morgan Stanley Mortgage Loan Trust

Series 2004-3, Class 4A, 5.63%, 4/25/2034 (a)	200	207

MortgageIT Trust

Series 2005-5, Class A1, 0.71%, 12/25/2035 (a)	34	34

MRA Issuance Trust

Series 2021-EBO5, Class A1X, 1.83%, 2/15/2023 (a) (d)	18,400	18,400

Series 2021-EBO7, Class A1X, 2.86%, 2/15/2023 (a) (d)	18,400	18,400

Series 2021-EBO2, Class A, 2.84%, 12/31/2049 (a) (d)	15,300	15,300

NACC Reperforming Loan REMIC Trust

Series 2004-R2, Class A1, 6.50%, 10/25/2034 (a) (d)	203	195

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Nomura Asset Acceptance Corp. Alternative Loan Trust

Series 2003-A1, Class A5, 7.00%, 4/25/2033	23		25

Series 2003-A1, Class A1, 5.50%, 5/25/2033	5		5

Series 2003-A1, Class A2, 6.00%, 5/25/2033	15		15

P4 SFR

Series 2019-STlA, 7.25%, 10/11/2026‡	3,200		3,200

Prime Mortgage Trust

Series 2004-CL1, Class 1A1, 6.00%, 2/25/2034	141		144

Series 2005-4, Class 2, PO, 10/25/2035‡	60		35

PRPM LLC

Series 2021-1, Class A1, 2.12%, 1/25/2026 (a) (d)	12,990		12,759

Series 2021-2, Class A1, 2.12%, 3/25/2026 (a) (d)	6,231		6,117

Radnor RE Ltd. (Bermuda)

Series 2021-1, Class M1B, 1.75%, 12/27/2033‡ (a) (d)	3,000		2,970

RALI Trust

Series 2002-QS16, Class A3, IF, 16.23%, 10/25/2017 (a)	—	(b)	—	(b)

Series 2003-QS12, Class A5, IO, 5.00%, 6/25/2018‡	—	(b)	—

Series 2003-QS12, Class A2A, IF, IO, 7.41%, 6/25/2018‡ (a)	—	(b)	—

Series 2003-QS14, Class A1, 5.00%, 7/25/2018	3		2

Series 2004-QA4, Class NB3, 2.70%, 9/25/2034‡ (a)	81		81

Series 2004-QA6, Class NB2, 2.89%, 12/26/2034 (a)	58		57

Series 2005-QA6, Class A32, 3.50%, 5/25/2035 (a)	542		361

Series 2005-QA10, Class A31, 3.81%, 9/25/2035 (a)	65		54

Series 2007-QS1, Class 1A1, 6.00%, 1/25/2037	124		118

Repo Buyer

Series 2019-PC, 8.32%, 5/14/2022‡	5,499		5,543

Repo Buyer RRI Trust 3.06%, 4/14/2055‡	3,427		3,361

Residential Asset Securitization Trust

Series 2003-A5, Class A1, 5.50%, 6/25/2033	95		96

Series 2004-IP2, Class 1A1, 2.69%, 12/25/2034 (a)	248		264

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	303

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2005-A16, Class AX, IO, 5.75%, 2/25/2036‡	493	91

Series 2006-A6, Class 2A13, 6.00%, 7/25/2036	198	149

RFMSI Trust

Series 2005-SA4, Class 1A1, 2.26%, 9/25/2035 (a)	32	28

RMIP

Series 2019-1B, 4.71%, 8/25/2023‡	1,326	1,306

Seasoned Credit Risk Transfer Trust

Series 2018-1, Class M60C, 3.50%, 5/25/2057	15,887	16,369

Series 2017-4, Class M60C, 3.50%, 6/25/2057	15,482	15,968

Series 2017-4, Class MT, 3.50%, 6/25/2057‡	2,840	2,983

Series 2018-3, Class M55D, 4.00%, 8/25/2057‡ (a)	10,653	11,178

Series 2018-2, Class M55D, 4.00%, 11/25/2057	12,638	13,246

Series 2019-1, Class M55D, 4.00%, 7/25/2058	3,661	3,842

Series 2019-3, Class M55D, 4.00%, 10/25/2058‡	4,515	4,731

Series 2019-4, Class M55D, 4.00%, 2/25/2059	2,840	2,978

Series 2020-1, Class M55G, 3.00%, 8/25/2059	4,845	4,908

Series 2020-3, Class M5TW, 3.00%, 5/25/2060‡	7,796	7,960

Series 2020-3, Class TTW, 3.00%, 5/25/2060‡	13,164	13,386

Sequoia Mortgage Trust

Series 2003-1, Class 1A, 0.92%, 4/20/2033 (a)	171	167

Series 2004-8, Class A1, 0.86%, 9/20/2034 (a)	321	308

Series 2004-8, Class A2, 1.51%, 9/20/2034 (a)	270	275

Series 2004-9, Class A1, 0.84%, 10/20/2034 (a)	756	736

Series 2004-10, Class A1A, 0.78%, 11/20/2034 (a)	283	276

Structured Asset Mortgage Investments II Trust

Series 2004-AR5, Class 1A1, 0.82%, 10/19/2034 (a)	348	342

Series 2005-AR5, Class A3, 0.66%, 7/19/2035 (a)	550	534

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Structured Asset Securities Corp.

Series 2003-37A, Class 2A, 2.03%, 12/25/2033 (a)	537	548

Structured Asset Securities Corp. Mortgage Pass-Through Certificates

Series 2003-34A, Class 3A3, 3.00%, 11/25/2033 (a)	57	59

Thornburg Mortgage Securities Trust

Series 2003-4, Class A1, 0.83%, 9/25/2043 (a)	24	24

Series 2004-1, Class II2A, 1.46%, 3/25/2044‡ (a)	18	18

Toorak Mortgage Corp. Ltd.

Series 2019-2, Class A1, 3.72%, 9/25/2022 (e)	1,848	1,849

Towd Point Mortgage Trust

Series 2021-R1, Class A1, 2.92%, 11/30/2060 (a) (d)	11,181	11,068

Series 2021-R1, Class A2C, 3.31%, 11/30/2060 (d)	10,250	10,170

TVC Mortgage Trust

Series 2020-RTL1, Class A1, 3.47%, 9/25/2024 (d)	5,902	5,908

Two Harbors

Series 2021-FNTMSR1, Class A, IO, 4.00%, 3/25/2022 (a)	27,000	27,011

Vendee Mortgage Trust

Series 1994-1, Class 2ZB, 6.50%, 2/15/2024	299	310

Series 1996-1, Class 1Z, 6.75%, 2/15/2026	104	112

Series 1996-2, Class 1Z, 6.75%, 6/15/2026	55	59

Series 1997-1, Class 2Z, 7.50%, 2/15/2027	119	130

Series 1998-1, Class 2E, 7.00%, 3/15/2028	92	99

VMD

Series 2021-Senior, IO, 5.50%, 9/5/2024‡	13,000	13,000

vMobo, Inc. 7.50%, 5/31/2024	10,000	10,000

WaMu Mortgage Pass-Through Certificates Trust

Series 2003-S1, Class A5, 5.50%, 4/25/2033	133	136

Series 2003-S3, Class 1A4, 5.50%, 6/25/2033	55	55

Series 2003-AR7, Class A7, 2.37%, 8/25/2033 (a)	134	133

Series 2003-AR8, Class A, 2.70%, 8/25/2033 (a)	105	108

Series 2003-AR9, Class 2A, 2.37%, 9/25/2033 (a)	58	57

SEE NOTES TO FINANCIAL STATEMENTS.

304	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2003-AR9, Class 1A6, 2.52%, 9/25/2033 (a)	419	418

Series 2003-S9, Class P, PO, 10/25/2033‡	8	7

Series 2003-AR11, Class A6, 2.66%, 10/25/2033 (a)	280	279

Series 2003-S9, Class A8, 5.25%, 10/25/2033	341	345

Series 2004-AR3, Class A1, 2.60%, 6/25/2034 (a)	23	23

Series 2004-AR3, Class A2, 2.60%, 6/25/2034 (a)	153	156

Series 2004-S2, Class 2A4, 5.50%, 6/25/2034	266	268

Series 2006-AR10, Class 2P, 2.74%, 9/25/2036‡ (a)	37	35

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust

Series 2005-1, Class 1A1, 5.50%, 3/25/2035	37	37

Series 2005-2, Class 1A4, IF, IO, 4.86%, 4/25/2035‡ (a)	2,029	207

Series 2005-4, Class CB7, 5.50%, 6/25/2035	251	252

Series 2005-6, Class 2A4, 5.50%, 8/25/2035	167	162

Series 2005-11, Class A4, IF, IO, 4.76%, 1/25/2036‡ (a)	2,855	294

Washington Mutual MSC Mortgage Pass-Through Certificates Trust

Series 2004-RA2, Class 2A, 7.00%, 7/25/2033	157	167

Wells Fargo Mortgage-Backed Securities Trust

Series 2004-U, Class A1, 2.77%, 10/25/2034 (a)	289	286

Series 2007-7, Class A7, 6.00%, 6/25/2037	103	101

Zillow Cspa 0.00%, 7/15/2022	1,897	1,898

Total Collateralized Mortgage Obligations (Cost $1,136,159)		1,102,220

Asset-Backed Securities — 9.6%

Accelerated Assets LLC

Series 2018-1, Class B, 4.51%, 12/2/2033‡ (d)	1,611	1,619

Accelerated LLC

Series 2021-1H, Class C, 2.35%, 10/20/2040‡ (d)	7,102	6,838

Ajax Mortgage Loan Trust

Series 2021-B, Class A, 2.24%, 6/25/2066 (d) (e)	9,816	9,579

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

American Homes 4 Rent

Series 2015-SFR1, Class A, 3.47%, 4/17/2052 (d)	1,748	1,781

Series 2015-SFR1, Class D, 4.41%, 4/17/2052‡ (d)	4,390	4,463

Series 2015-SFR1, Class E, 5.64%, 4/17/2052 (d)	3,975	4,161

American Homes 4 Rent Trust

Series 2014-SFR2, Class A, 3.79%, 10/17/2036 (d)	2,981	3,038

Series 2014-SFR2, Class D, 5.15%, 10/17/2036 (d)	4,085	4,215

Series 2014-SFR2, Class E, 6.23%, 10/17/2036 (d)	1,500	1,579

Series 2014-SFR3, Class B, 4.20%, 12/17/2036‡ (d)	4,350	4,431

Series 2014-SFR3, Class C, 4.60%, 12/17/2036 (d)	1,570	1,602

Series 2014-SFR3, Class D, 5.04%, 12/17/2036‡ (d)	3,650	3,749

Series 2014-SFR3, Class E, 6.42%, 12/17/2036‡ (d)	3,172	3,338

Series 2015-SFR2, Class A, 3.73%, 10/17/2052‡ (d)	1,778	1,830

Series 2015-SFR2, Class C, 4.69%, 10/17/2052‡ (d)	7,186	7,487

Series 2015-SFR2, Class D, 5.04%, 10/17/2052‡ (d)	3,100	3,220

Series 2015-SFR2, Class E, 6.07%, 10/17/2052‡ (d)	4,200	4,444

AMSR Trust

Series 2020-SFR3, Class E1, 2.56%, 9/17/2037 (d)	310	295

Series 2020-SFR4, Class E1, 2.21%, 11/17/2037‡ (d)	4,000	3,744

Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (d)	200	187

Camillo Issuer LLC

Series 2016-SFR, Class 1-A-1, 5.00%, 12/5/2023‡	3,724	3,798

Series 2018-SFR1, Class A, 5.25%, 6/5/2028‡ (d)	2,731	2,803

Cars Net Lease Mortgage Notes

Series 2020-1A, Class A3, 3.10%, 12/15/2050 (d)	1,138	1,117

CARS-DB4 LP

Series 2020-1A, Class B1, 4.17%, 2/15/2050‡ (d)	11,500	11,583

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	305

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

CFMT LLC

Series 2020-HB4, Class A, 0.95%, 12/26/2030 (a) (d)	4,963	4,939

Chase Funding Trust

Series 2002-3, Class 1A5, 5.91%, 6/25/2032‡ (e)	530	513

Series 2003-4, Class 1A5, 5.92%, 5/25/2033‡ (e)	299	293

Series 2003-6, Class 1A7, 5.28%, 11/25/2034‡ (e)	188	193

CoreVest American Finance Trust

Series 2017-2, Class M, 5.62%, 12/25/2027‡ (d)	2,200	2,210

Series 2019-2, Class B, 3.42%, 6/15/2052‡ (d)	4,724	4,727

Series 2019-3, Class XB, IO, 1.40%, 10/15/2052 (a) (d)	27,000	2,120

Series 2019-3, Class XA, IO, 2.04%, 10/15/2052 (a) (d)	17,406	988

Series 2019-3, Class A, 2.71%, 10/15/2052 (d)	2,271	2,270

Series 2021-1, Class A, 1.57%, 4/15/2053 (d)	4,193	4,002

CSMC Trust

Series 2021-JR1, Class A1, 2.46%, 9/27/2066 (a) (d)	6,100	6,039

Diamond Resorts Owner Trust

Series 2017-1A, Class A, 3.27%, 10/22/2029 (d)	323	324

Series 2017-1A, Class B, 4.11%, 10/22/2029‡ (d)	220	221

Series 2018-1, Class B, 4.19%, 1/21/2031‡ (d)	1,212	1,228

Series 2019-1A, Class A, 2.89%, 2/20/2032 (d)	2,220	2,226

Series 2019-1A, Class B, 3.53%, 2/20/2032‡ (d)	1,851	1,855

Series 2019-1A, Class C, 4.02%, 2/20/2032‡ (d)	1,819	1,823

Series 2021-1A, Class A, 1.51%, 11/21/2033 (d)	6,841	6,742

Series 2021-1A, Class B, 2.05%, 11/21/2033‡ (d)	3,655	3,590

Series 2021-1A, Class C, 2.70%, 11/21/2033 (d)	6,225	6,180

E3 (Cayman Islands)

Series 2019-1, Class B, 4.15%, 9/20/2055‡ (d)	1,737	1,710

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-1, Class C, 5.00%, 9/20/2055‡ (d)	794	791

FirstKey Homes Trust

Series 2021-SFR1, Class E2, 2.49%, 8/17/2038‡ (d)	2,000	1,828

FNMA, Grantor Trust

Series 2017-T1, Class A, 2.90%, 6/25/2027	5,849	6,043

FNMA, REMIC Trust

Series 2001-W4, Class AF6, 5.11%, 1/25/2032 (e)	11	11

Golden Bear LLC

Series 2016-R, Class R, 5.65%, 9/20/2047‡ (d)	239	238

Goodgreen

Series 2019-2A, Class A, 2.76%, 4/15/2055 (d)	2,043	2,005

Goodgreen Trust

Series 2017-1A, Class A, 3.74%, 10/15/2052 (d)	287	290

Harvest SBA Loan Trust

Series 2021-1, Class A, 2.11%, 4/25/2048 (a) (d)	5,374	5,374

HERO Funding (Cayman Islands)

Series 2017-3A, Class A2, 3.95%, 9/20/2048 (d)	872	880

HERO Funding II (Cayman Islands)

Series 2016-3B, Class B, 5.24%, 9/20/2042‡ (d)	331	331

Series 2016-4B, Class B, 4.99%, 9/20/2047 (d)	965	961

HERO Funding III (Cayman Islands)

Series 2017-1A, Class A, 3.50%, 9/21/2043 (d)	731	728

HERO Funding Trust

Series 2015-1A, Class A, 3.84%, 9/21/2040 (d)	20	21

Series 2016-2A, Class A, 3.75%, 9/20/2041 (d)	834	852

Series 2016-3A, Class A1, 3.08%, 9/20/2042 (d)	541	547

Series 2016-4A, Class A1, 3.57%, 9/20/2047 (d)	1,716	1,751

Series 2016-4A, Class A2, 4.29%, 9/20/2047 (d)	1,716	1,767

Series 2017-1A, Class A2, 4.46%, 9/20/2047 (d)	799	821

Series 2017-2A, Class A1, 3.28%, 9/20/2048 (d)	1,202	1,211

SEE NOTES TO FINANCIAL STATEMENTS.

306	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Hilton Grand Vacations Trust

Series 2020-AA, Class B, 4.22%, 2/25/2039‡ (d)	2,786	2,861

HIN Timeshare Trust

Series 2020-A, Class B, 2.23%, 10/9/2039‡ (d)	2,510	2,473

Home Partners of America Trust

Series 2019-1, Class E, 3.60%, 9/17/2039 (d)	3,801	3,630

KGS-Alpha SBA COOF Trust

Series 2012-3, Class A, IO, 0.76%, 9/25/2026‡ (a) (d)	97	—	(b)

Series 2012-4, Class A, IO, 0.86%, 9/25/2037‡ (a) (d)	5,712	114

Series 2012-6, Class A, IO, 0.57%, 5/25/2039‡ (a) (d)	4,117	55

Series 2015-2, Class A, IO, 3.28%, 7/25/2041‡ (a) (d)	664	72

LFT CRE Ltd. (Cayman Islands)

Series 2021-FL1, Class C, 2.14%, 6/15/2039‡ (a) (d)	8,000	7,922

Long Beach Mortgage Loan Trust

Series 2004-1, Class M1, 0.94%, 2/25/2034‡ (a)	378	377

Madison Avenue Manufactured Housing Contract Trust

Series 2002-A, IO, 0.30%, 3/25/2032‡	39,161	315

Mid-State Capital Corp. Trust

Series 2006-1, Class M1, 6.08%, 10/15/2040‡ (d)	1,167	1,212

MVW LLC

Series 2020-1A, Class B, 2.73%, 10/20/2037‡ (d)	1,622	1,623

Series 2020-1A, Class C, 4.21%, 10/20/2037‡ (d)	1,081	1,088

Series 2021-1WA, Class B, 1.44%, 1/22/2041‡ (d)	3,549	3,421

Series 2021-1WA, Class C, 1.94%, 1/22/2041‡ (d)	5,820	5,644

New Century Home Equity Loan Trust

Series 2003-5, Class AI6, 4.86%, 11/25/2033‡ (e)	184	184

New Residential Mortgage Loan Trust

Series 2022-SFR1, Class E1, 3.55%, 2/17/2039 (d)	6,152	5,922

NRZ Excess Spread-Collateralized Notes

Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (d)	5,360	5,316

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (d)	10,246	9,923

Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (d)	10,601	10,208

Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (d)	9,637	9,542

NRZ FHT Excess LLC

Series 2020-FHT1, Class A, 4.21%, 11/25/2025 (d)	5,567	5,533

Orange Lake Timeshare Trust

Series 2019-A, Class C, 3.61%, 4/9/2038‡ (d)	2,929	2,939

PRET LLC

Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (a) (d)	12,444	12,290

Pretium Mortgage Credit Partners I LLC

Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (d) (e)	8,088	7,921

Series 2021-NPL4, Class A1, 2.36%, 10/27/2060‡ (d) (e)	4,961	4,842

Progress Residential

Series 2021-SFR1, Class D, 1.81%, 4/17/2038‡ (d)	4,000	3,631

Series 2021-SFR4, Class E2, 2.56%, 5/17/2038‡ (d)	3,458	3,204

Progress Residential Trust

Series 2019-SFR2, Class E, 4.14%, 5/17/2036‡ (d)	6,285	6,216

Series 2019-SFR3, Class E, 3.37%, 9/17/2036‡ (d)	12,690	12,372

Series 2019-SFR4, Class E, 3.44%, 10/17/2036‡ (d)	1,325	1,292

Series 2020-SFR1, Class E, 3.03%, 4/17/2037‡ (d)	6,390	6,202

Series 2021-SFR2, Class E1, 2.55%, 4/19/2038 (d)	9,550	8,926

Series 2021-SFR5, Class E1, 2.21%, 7/17/2038 (d)	5,000	4,588

Series 2021-SFR8, Class E2, 2.53%, 10/17/2038 (d)	6,000	5,494

Renaissance Home Equity Loan Trust

Series 2007-2, Class AF2, 5.68%, 6/25/2037‡ (e)	479	179

Renew (Cayman Islands)

Series 2017-1A, Class A, 3.67%, 9/20/2052 (d)	355	357

Series 2017-1A, Class B, 5.75%, 9/20/2052‡ (d)	208	208

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	307

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Securitized Asset-Backed Receivables LLC Trust

Series 2006-CB1, Class AF2, 2.91%, 1/25/2036‡ (e)	59	60

Sierra Timeshare Receivables Funding LLC

Series 2018-3A, Class C, 4.17%, 9/20/2035‡ (d)	243	246

Series 2019-1A, Class C, 3.77%, 1/20/2036‡ (d)	990	995

Series 2019-3A, Class B, 2.75%, 8/20/2036‡ (d)	3,049	3,039

Series 2021-1A, Class B, 1.34%, 11/20/2037‡ (d)	6,308	6,146

Series 2021-1A, Class C, 1.79%, 11/20/2037‡ (d)	4,007	3,933

Structured Asset Securities Corp. Pass-Through Certificates

Series 2002-AL1, Class A2, 3.45%, 2/25/2032‡	52	49

Series 2002-AL1, Class A3, 3.45%, 2/25/2032‡	191	129

Towd Point Mortgage Trust

Series 2017-FRE2, Class M6, 4.00%, 11/25/2047‡ (d) (e)	5,769	5,677

Series 2019-3, Class M2, 4.25%, 2/25/2059‡ (a) (d)	7,550	7,782

VCAT LLC

Series 2021-NPL1, Class A1, 2.29%, 12/26/2050‡ (d) (e)	10,548	10,406

Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (d) (e)	5,107	5,010

Series 2021-NPL5, Class A1, 1.87%, 8/25/2051 (d) (e)	11,335	11,007

VOLT C LLC

Series 2021-NPL9, Class A1, 1.99%, 5/25/2051 (d) (e)	5,263	5,126

VOLT XCII LLC

Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (d) (e)	3,227	3,160

VOLT XCIII LLC

Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (d) (e)	10,856	10,627

VOLT XCIV LLC

Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (d) (e)	12,275	12,056

VOLT XCIX LLC

Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (d) (e)	5,058	4,946

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

VOLT XCV LLC

Series 2021-NPL4, Class A1, 2.24%, 3/27/2051‡ (d) (e)	5,214	5,113

VOLT XCVI LLC

Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (d) (e)	9,159	9,000

VSE VOI Mortgage LLC

Series 2018-A, Class A, 3.56%, 2/20/2036 (d)	429	436

Welk Resorts LLC

Series 2019-AA, Class A, 2.80%, 6/15/2038 (d)	2,142	2,160

Series 2019-AA, Class C, 3.34%, 6/15/2038 ‡ (d)	2,119	2,126

Westgate Resorts LLC

Series 2020-1A, Class C, 6.21%, 3/20/2034 ‡ (d)	2,559	2,641

Series 2022-1A, Class B, 2.29%, 8/20/2036 ‡ (d)	3,645	3,604

Total Asset-Backed Securities (Cost $452,743)		445,114

U.S. Treasury Obligations — 9.3%

U.S. Treasury Bonds 3.50%, 2/15/2039	37,000	44,515

4.63%, 2/15/2040	6,800	9,336

1.13%, 5/15/2040	20,000	16,633

3.88%, 8/15/2040	15,000	18,837

2.25%, 5/15/2041	10,000	9,968

U.S. Treasury Notes 1.25%, 3/31/2028	14,915	14,438

1.25%, 4/30/2028	54,210	52,453

1.25%, 9/30/2028	9,750	9,399

1.50%, 2/15/2030	47,350	46,251

0.88%, 11/15/2030	10,780	9,958

1.13%, 2/15/2031	11,000	10,364

1.63%, 5/15/2031	28,400	27,906

U.S. Treasury STRIPS Bonds 1.62%, 8/15/2028 (g)	19,010	16,882

1.78%, 8/15/2029 (g)	35,590	30,940

1.81%, 11/15/2029 (g)	34,625	29,957

1.71%, 8/15/2030 (g)	33,000	28,086

7.71%, 11/15/2030 (g)	150	127

1.86%, 2/15/2032 (g)	66,000	54,158

Total U.S. Treasury Obligations (Cost $437,411)		430,208

SEE NOTES TO FINANCIAL STATEMENTS.

308	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities -9.0%

ACRE Commercial Mortgage Ltd. (Cayman Islands)

Series 2021-FL4, Class A, 0.97%, 12/18/2037 (a) (d)	8,465	8,414

Series 2021-FL4, Class B, 1.54%, 12/18/2037 ‡ (a) (d)	2,000	1,985

BAMLL Commercial Mortgage Securities Trust

Series 2014-520M, Class C, 4.21%, 8/15/2046 ‡ (a) (d)	2,500	2,468

BAMLL Re-REMIC Trust

Series 2014-FRR5, Class AK30, PO, 6/27/2045 (d)	4,500	4,333

Series 2016-FR13, Class A, 1.40%, 8/27/2045 (a) (d)	6,365	6,327

Series 2015-FR11, Class AK25, 2.41%, 9/27/2045 (a) (d)	8,000	7,969

Series 2014-FRR8, Class A, 2.27%, 11/26/2047 (a) (d)	8,915	8,616

BB-UBS Trust

Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (d)	4,100	4,136

Series 2012-SHOW, Class E, 4.03%, 11/5/2036 ‡ (a) (d)	3,575	3,367

BPR Trust

Series 2021-KEN, Class A, 1.44%, 2/15/2029 (a) (d)	7,855	7,797

Cascade Funding Mortgage Trust

Series 2021-FRR1, Class BK45, 2.32%, 2/28/2025 ‡ (d)	10,000	9,534

Commercial Mortgage Trust

Series 2013-300P, Class A1, 4.35%, 8/10/2030 (d)	1,500	1,531

Series 2013-SFS, Class A2, 2.99%, 4/12/2035 (a) (d)	1,247	1,249

Series 2020-SBX, Class D, 2.32%, 1/10/2038 ‡ (a) (d)	4,000	3,739

Series 2013-CR9, Class XB, IO, 0.18%, 7/10/2045 ‡ (a) (d)	133,023	350

Series 2012-CR2, Class XA, IO, 1.61%, 8/15/2045 ‡ (a)	4,295	1

Series 2014-CR19, Class A5, 3.80%, 8/10/2047	1,500	1,545

Series 2015-CR24, Class A5, 3.70%, 8/10/2048	1,542	1,588

Series 2015-CR25, Class A4, 3.76%, 8/10/2048	1,562	1,621

CSAIL Commercial Mortgage Trust

Series 2017-CX10, Class UESB, 4.24%, 10/15/2032 ‡ (a) (d)	7,969	8,002

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2017-CX10, Class UESC, 4.24%, 10/15/2032 ‡ (a) (d)	2,900	2,853

CSMC OA LLC

Series 2014-USA, Class A2, 3.95%, 9/15/2037 (d)	3,900	3,954

Series 2014-USA, Class D, 4.37%, 9/15/2037 ‡ (d)	1,700	1,532

DBWF Mortgage Trust

Series 2015-LCM, Class A1, 3.00%, 6/10/2034 (d)	881	868

FHLMC Multi-Family ML Certificates

Series 2021-ML09, Class XUS, IO, 1.49%, 2/25/2040 (a) (d)	57,079	8,557

FHLMC Multi-Family WI Certificates

Series K137, Class AM, 1.98%, 2/25/2032	12,500	12,043

Series K142, Class A2, 2.40%, 3/25/2032	14,100	14,022

FHLMC, Multi-Family Structured Credit Risk

Series 2021-MN1, Class M1, 2.05%, 1/25/2051 (a) (d)	8,359	8,087

FHLMC, Multi-Family Structured Pass-Through Certificates

Series KJ09, Class A2, 2.84%, 9/25/2022	407	409

Series KJ07, Class A2, 2.31%, 12/25/2022	1,502	1,510

Series KS01, Class A2, 2.52%, 1/25/2023	1,574	1,581

Series Q013, Class XPT1, IO, 1.66%, 5/25/2025	62,690	1,901

Series KPLB, Class A, 2.77%, 5/25/2025	321	329

Series K065, Class A2, 3.24%, 4/25/2027	1,848	1,943

Series Q013, Class XPT2, IO, 1.81%, 5/25/2027	51,709	1,778

Series K065, Class AM, 3.33%, 5/25/2027	993	1,047

Series K740, Class XAM, IO, 1.11%, 10/25/2027 (a)	33,000	1,867

Series K077, Class AM, 3.85%, 5/25/2028 (a)	4,025	4,359

Series KW10, Class X1, IO, 0.65%, 9/25/2029 (a)	110,624	4,753

Series KL06, Class XFX, IO, 1.36%, 12/25/2029	53,095	4,332

Series KLU3, Class X1, IO, 1.94%, 1/25/2031 (a)	99,462	13,123

Series K128, Class XAM, IO, 0.74%, 3/25/2031 (a)	26,300	1,597

Series K-1518, Class X1, IO, 0.87%, 10/25/2035 (a)	129,121	11,314

Series K-1520, Class X1, IO, 0.47%, 2/25/2036 ‡ (a)	98,250	4,942

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	309

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

FNMA ACES

Series 2016-M2, Class AV2, 2.15%, 1/25/2023	1,407	1,410

Series 2014-M3, Class A2, 3.50%, 1/25/2024 (a)	700	716

Series 2015-M3, Class A2, 2.72%, 10/25/2024	2,575	2,600

Series 2015-M7, Class A2, 2.59%, 12/25/2024	857	866

Series 2015-M2, Class A3, 3.01%, 12/25/2024 (a)	1,663	1,699

Series 2015-M13, Class A2, 2.71%, 6/25/2025 (a)	2,630	2,695

Series 2016-M6, Class A2, 2.49%, 5/25/2026	2,900	2,951

Series 2017-M3, Class A2, 2.47%, 12/25/2026 (a)	1,601	1,632

Series 2017-M15, Class A2, 2.96%, 9/25/2027 (a)	5,000	5,230

Series 2018-M7, Class A2, 3.05%, 3/25/2028 (a)	4,284	4,485

Series 2018-M10, Class A1, 3.36%, 7/25/2028 (a)	1,021	1,054

Series 2020-M39, Class 1A1, 0.75%, 9/25/2028	10,060	9,479

Series 2019-M1, Class A2, 3.55%, 9/25/2028 (a)	4,615	4,987

Series 2020-M38, Class 2A1, 1.59%, 11/25/2028	1,193	1,151

Series 2020-M38, Class X2, IO, 1.99%, 11/25/2028 (a)	5,491	597

Series 2020-M11, IO, 1.75%, 1/25/2029 (a)	79,947	7,948

Series 2018-M3, Class A2, 3.08%, 2/25/2030 (a)	1,255	1,324

Series 2020-M39, Class X1, IO, 2.01%, 7/25/2030 (a)	50,245	5,812

Series 2020-M50, Class A1, 0.67%, 10/25/2030	270	257

Series 2020-M50, Class A2, 1.20%, 10/25/2030	130	123

Series 2020-M50, Class X1, IO, 1.91%, 10/25/2030 (a)	2,051	202

Series 2021-M4, Class A1, 0.96%, 2/25/2031	18,264	17,171

Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	3,665	3,522

Series 2021-M3, Class X1, IO, 1.98%, 11/25/2033 (a)	14,400	1,795

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-M10, Class X, IO, 0.96%, 5/25/2049 (a)	64,854	4,296

FNMA, Multi-Family REMIC Trust

Series 2022-M1G, Class A2, 1.53%, 9/25/2031 (a)	17,600	16,336

FREMF Mortgage Trust

Series 2018-KBX1, Class B, 3.58%, 1/25/2026 (a) (d)	2,050	2,016

Series 2019-K736, Class B, 3.76%, 7/25/2026 (a) (d)	6,500	6,673

Series 2014-K39, Class C, 4.15%, 8/25/2047 (a) (d)	3,099	3,194

Series 2014-K41, Class C, 3.83%, 11/25/2047 (a) (d)	1,830	1,878

Series 2014-K40, Class C, 4.07%, 11/25/2047 (a) (d)	1,626	1,670

Series 2015-K44, Class B, 3.67%, 1/25/2048 (a) (d)	3,790	3,892

Series 2015-K44, Class C, 3.67%, 1/25/2048 (a) (d)	4,095	4,122

Series 2015-K45, Class B, 3.59%, 4/25/2048 (a) (d)	5,075	5,171

Series 2015-K46, Class C, 3.69%, 4/25/2048 (a) (d)	3,000	3,016

Series 2016-K54, Class C, 4.05%, 4/25/2048 (a) (d)	3,691	3,769

Series 2015-K48, Class B, 3.64%, 8/25/2048 (a) (d)	5,545	5,674

Series 2015-K48, Class C, 3.64%, 8/25/2048 (a) (d)	6,175	6,196

Series 2015-K49, Class C, 3.72%, 10/25/2048 (a) (d)	3,000	3,017

Series 2015-K50, Class B, 3.78%, 10/25/2048 (a) (d)	2,100	2,166

Series 2015-K51, Class B, 3.95%, 10/25/2048 (a) (d)	1,000	1,036

Series 2016-K59, Class B, 3.58%, 11/25/2049 (a) (d)	1,902	1,938

Series 2017-K65, Class C, 4.07%, 7/25/2050 (a) (d)	3,662	3,732

Series 2017-K71, Class B, 3.75%, 11/25/2050 (a) (d)	1,240	1,278

Series 2018-K73, Class B, 3.85%, 2/25/2051 (a) (d)	1,150	1,191

JPMCC Re-REMIC Trust

Series 2015-FRR2, Class AK36, 2.12%, 12/27/2046 (a) (d)	13,390	13,122

SEE NOTES TO FINANCIAL STATEMENTS.

310	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

JPMorgan Chase Commercial Mortgage Securities Trust

Series 2006-CB15, Class X1, IO, 0.30%, 6/12/2043 ‡ (a)	1,798	—	(b)

Ladder Capital Commercial Mortgage Trust

Series 2013-GCP, Class A2, 3.99%, 2/15/2036 (d)	2,686	2,799

Merchants Bank of Indiana Multi-Family Housing Mortgage Loan Trust

Series 2021-Q015, Class B, 2.90%, 8/25/2024 ‡ (a) (d)	5,846	5,841

MHC Commercial Mortgage Trust

Series 2021-MHC, Class E, 2.29%, 4/15/2038 ‡ (a) (d)	2,400	2,352

MRCD MARK Mortgage Trust

Series 2019-PARK, Class A, 2.72%, 12/15/2036 (d)	5,000	4,960

Series 2019-PARK, Class E, 2.72%, 12/15/2036 ‡ (d)	7,000	6,630

Multi-Family Connecticut Avenue Securities Trust

Series 2019-01, Class M7, 1.89%, 10/15/2049 ‡ (a) (d)	1,866	1,825

PFP Ltd. (Cayman Islands)

Series 2019-5, Class D, 2.78%, 4/14/2036 ‡ (a) (d)	3,000	2,979

Series 2021-7, Class B, 1.53%, 4/14/2038 ‡ (a) (d)	7,100	6,912

RBS Commercial Funding, Inc. Trust

Series 2013-SMV, Class A, 3.26%, 3/11/2031 (d)	2,123	2,134

UBS Commercial Mortgage Trust

Series 2012-C1, Class XA, IO, 1.65%, 5/10/2045 (a) (d)	33	–	(b)

UBS-BAMLL Trust

Series 2012-WRM, Class A, 3.66%, 6/10/2030 (d)	3,015	3,013

UBS-Barclays Commercial Mortgage Trust

Series 2013-C6, Class A4, 3.24%, 4/10/2046	857	865

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2012-C2, Class XA, IO, 1.25%, 5/10/2063 ‡ (a) (d)	8,250	12

Series 2012-C2, Class A4, 3.53%, 5/10/2063	1,099	1,098

VNDO Mortgage Trust

Series 2012-6AVE, Class A, 3.00%, 11/15/2030 (d)	2,991	3,012

Wachovia Bank Commercial Mortgage Trust

Series 2006-C24, Class XC, IO, 0.00%, 3/15/2045 ‡ (a) (d)	429	—	(b)

Wells Fargo Commercial Mortgage Trust

Series 2021-SAVE, Class A, 1.34%, 2/15/2040 (a) (d)	4,586	4,546

Wells Fargo Re-REMIC Trust

Series 2013-FRR1, Class AK20, PO, 5/27/2045 (d)	1,577	1,573

WFRBS Commercial Mortgage Trust

Series 2013-C11, Class D, 4.24%, 3/15/2045 ‡ (a) (d)	750	735

Total Commercial Mortgage-Backed Securities (Cost $418,032)		419,648

	SHARES (000)
Short-Term Investments — 6.1%

Investment Companies — 6.1%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05%(h)(i) (Cost $285,730)	285,641	285,727

Total Investments — 105.2% (Cost $4,963,708)		4,891,760
Liabilities in Excess of Other Assets — (5.2)%		(240,882)

NET ASSETS — 100.0%		4,650,878

Percentages indicated are based on net assets.

Abbreviations

ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2022.
CSMC	Credit Suisse Mortgage Trust
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	311

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of February 28, 2022. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.
(b)	Amount rounds to less than one thousand.
(c)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2022.
(f)	Defaulted security.
(g)	The rate shown is the effective yield as of February 28, 2022.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 28, 2022.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

312	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 30.5%

Aerospace & Defense — 0.5%

Boeing Co. (The)

1.43%, 2/4/2024	20,280	19,949

4.88%, 5/1/2025	29,594	31,461

Leidos, Inc. 2.95%, 5/15/2023	4,150	4,200

		55,610

Automobiles — 1.4%

BMW US Capital LLC (Germany) 3.80%, 4/6/2023 (a)	16,490	16,878

Daimler Finance North America LLC (Germany)

0.75%, 3/1/2024 (a)	20,000	19,484

2.70%, 6/14/2024 (a)	6,150	6,234

General Motors Co.

4.88%, 10/2/2023	2,275	2,375

6.13%, 10/1/2025	18,140	20,072

Hyundai Capital America

3.00%, 6/20/2022 (a)	1,445	1,449

2.85%, 11/1/2022 (a)	7,987	8,043

2.38%, 2/10/2023 (a)	7,302	7,323

5.75%, 4/6/2023 (a)	7,500	7,795

1.80%, 10/15/2025 (a)	8,440	8,154

1.30%, 1/8/2026 (a)	5,075	4,794

3.00%, 2/10/2027 (a)	5,806	5,796

Nissan Motor Acceptance Co. LLC 1.85%, 9/16/2026 (a)	15,360	14,403

Nissan Motor Co. Ltd. (Japan) 3.52%, 9/17/2025 (a)	21,920	22,193

Volkswagen Group of America Finance LLC (Germany)

3.13%, 5/12/2023 (a)	2,359	2,393

4.25%, 11/13/2023 (a)	7,520	7,786

		155,172

Banks — 13.1%

ABN AMRO Bank NV (Netherlands) 4.75%, 7/28/2025 (a)	9,191	9,669

AIB Group plc (Ireland)

4.75%, 10/12/2023 (a)	11,415	11,822

(ICE LIBOR USD 3 Month + 1.87%), 4.26%, 4/10/2025 (a) (b)	14,465	14,839

Australia & New Zealand Banking Group Ltd. (Australia) 4.50%, 3/19/2024 (a)	1,000	1,043

Banco Bilbao Vizcaya Argentaria SA (Spain) 0.88%, 9/18/2023	21,200	20,898

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Banco Santander SA (Spain)

2.71%, 6/27/2024	15,000	15,130

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.45%), 0.70%, 6/30/2024 (b)	21,200	20,833

2.75%, 5/28/2025	4,400	4,405

5.18%, 11/19/2025	16,800	17,896

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (b)	25,285	25,510

(SOFR + 0.41%), 0.52%, 6/14/2024 (b)	16,264	15,968

(ICE LIBOR USD 3 Month + 0.94%), 3.86%, 7/23/2024 (b)	13,480	13,785

(SOFR + 0.69%), 0.74%, 4/22/2025 (b)	23,670	23,724

(SOFR + 0.91%), 0.98%, 9/25/2025 (b)	15,110	14,526

(SOFR + 1.15%), 1.32%, 6/19/2026 (b)	14,105	13,477

Bank of Nova Scotia (The) (Canada)

2.00%, 11/15/2022	14,818	14,916

1.95%, 2/1/2023	2,285	2,292

Banque Federative du Credit Mutuel SA (France)

2.70%, 7/20/2022 (a)	6,000	6,040

2.13%, 11/21/2022 (a)	11,835	11,896

3.75%, 7/20/2023 (a)	1,480	1,517

Barclays Bank plc (United Kingdom) 1.70%, 5/12/2022	7,470	7,476

Barclays plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (b)	14,600	14,229

(ICE LIBOR USD 3 Month + 1.61%), 3.93%, 5/7/2025 (b)	12,500	12,855

BNP Paribas SA (France)

3.38%, 1/9/2025 (a)	22,689	23,134

(ICE LIBOR USD 3 Month + 2.24%), 4.70%, 1/10/2025 (a) (b)	17,100	17,767

4.38%, 9/28/2025 (a)	4,883	5,088

(SOFR + 1.00%), 1.32%, 1/13/2027 (a) (b)	8,200	7,709

Canadian Imperial Bank of Commerce (Canada)

0.95%, 6/23/2023	4,480	4,434

(ICE LIBOR USD 3 Month + 0.79%), 2.61%, 7/22/2023 (b)	2,500	2,509

Citigroup, Inc.

2.70%, 10/27/2022	2,500	2,521

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	313

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (b)	26,966	27,114

(SOFR + 0.69%), 0.78%, 10/30/2024 (b)	12,175	11,901

(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025 (b)	45,000	45,901

(SOFR + 2.84%), 3.11%, 4/8/2026 (b)	8,525	8,637

(SOFR + 0.77%), 1.12%, 1/28/2027 (b)	13,725	12,924

Cooperatieve Rabobank UA (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.73%), 1.00%, 9/24/2026 (a) (b)	10,550	9,996

Credit Agricole SA (France)

3.75%, 4/24/2023 (a)	8,885	9,082

4.38%, 3/17/2025 (a)	29,887	30,916

(SOFR + 1.68%), 1.91%, 6/16/2026 (a) (b)	12,090	11,765

Credit Suisse Group Funding Guernsey Ltd. (Switzerland) 3.80%, 9/15/2022	3,000	3,039

Danske Bank A/S (Denmark)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.03%), 1.17%, 12/8/2023 (a) (b)	18,115	17,985

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.98%, 9/10/2025 (a) (b)	18,460	17,742

DNB Bank ASA (Norway)

2.15%, 12/2/2022 (a)	14,706	14,803

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.13%, 9/16/2026 (a) (b)	14,945	14,229

Federation des Caisses Desjardins du Quebec (Canada) 2.05%, 2/10/2025 (a)	4,430	4,369

Fifth Third Bancorp 2.60%, 6/15/2022	6,850	6,872

HSBC Holdings plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.06%), 3.26%, 3/13/2023 (b)	5,218	5,221

(ICE LIBOR USD 3 Month + 0.92%), 3.03%, 11/22/2023 (b)	6,364	6,415

(SOFR + 0.53%), 0.73%, 8/17/2024 (b)	25,530	24,975

(SOFR + 0.58%), 1.16%, 11/22/2024 (b)	14,555	14,237

(SOFR + 0.71%), 0.98%, 5/24/2025 (b)	7,325	7,080

(SOFR + 1.54%), 1.64%, 4/18/2026 (b)	15,272	14,722

(SOFR + 1.93%), 2.10%, 6/4/2026 (b)	11,950	11,650

ING Groep NV (Netherlands) 4.10%, 10/2/2023	16,770	17,317

Lloyds Bank plc (United Kingdom) 2.25%, 8/14/2022	600	604

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Lloyds Banking Group plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.25%), 2.86%, 3/17/2023 (b)	17,350	17,360

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.33%, 6/15/2023 (b)	6,845	6,836

4.05%, 8/16/2023	15,000	15,454

(ICE LIBOR USD 3 Month + 0.81%), 2.91%, 11/7/2023 (b)	25,124	25,302

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.70%, 5/11/2024 (b)	14,735	14,503

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.50%), 3.87%, 7/9/2025 (b)	5,850	6,021

4.58%, 12/10/2025	5,977	6,281

Mitsubishi UFJ Financial Group, Inc. (Japan)

3.22%, 3/7/2022	1,400	1,400

2.62%, 7/18/2022	800	805

2.67%, 7/25/2022	3,535	3,558

3.76%, 7/26/2023	4,272	4,387

3.41%, 3/7/2024	2,970	3,042

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 0.85%, 9/15/2024 (b)	8,340	8,186

2.19%, 2/25/2025	13,695	13,584

1.41%, 7/17/2025	5,310	5,124

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.95%, 7/19/2025 (b)	27,160	26,229

Mizuho Financial Group Cayman 3 Ltd. (Japan) 4.60%, 3/27/2024 (a)	41,100	42,772

Mizuho Financial Group, Inc. (Japan)

2.60%, 9/11/2022	536	540

(ICE LIBOR USD 3 Month + 0.84%), 2.72%, 7/16/2023 (b)	5,022	5,043

(SOFR + 1.25%), 1.24%, 7/10/2024 (b)	21,195	20,950

(SOFR + 0.87%), 0.85%, 9/8/2024 (b)	6,315	6,187

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (b)	18,070	16,918

National Bank of Canada (Canada)

2.15%, 10/7/2022 (a)	3,890	3,909

2.10%, 2/1/2023	2,560	2,569

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.77%), 0.90%, 8/15/2023 (b)	3,750	3,738

SEE NOTES TO FINANCIAL STATEMENTS.

314	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.40%), 0.55%, 11/15/2024 (b)	3,116	3,040

NatWest Group plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.48%), 3.50%, 5/15/2023 (b)	14,560	14,609

3.88%, 9/12/2023	7,780	7,968

4.80%, 4/5/2026	13,000	13,938

NatWest Markets plc (United Kingdom)

3.63%, 9/29/2022 (a)	15,000	15,208

2.38%, 5/21/2023 (a)	6,015	6,056

0.80%, 8/12/2024 (a)	12,455	11,941

Nordea Bank Abp (Finland)

4.25%, 9/21/2022 (a)	870	883

1.00%, 6/9/2023 (a)	3,120	3,096

3.75%, 8/30/2023 (a)	1,115	1,144

PNC Bank NA 2.88%, 6/29/2022	3,824	3,841

Santander UK Group Holdings plc (United Kingdom)

(SOFR + 0.79%), 1.09%, 3/15/2025 (b)	15,360	14,900

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (b)	5,660	5,397

Skandinaviska Enskilda Banken AB (Sweden)

2.80%, 3/11/2022	1,700	1,701

3.05%, 3/25/2022 (a)	1,600	1,602

Societe Generale SA (France)

4.25%, 9/14/2023 (a)	2,850	2,934

5.00%, 1/17/2024 (a)	14,000	14,508

3.88%, 3/28/2024 (a)	9,650	9,895

2.63%, 10/16/2024 (a)	17,970	17,892

2.63%, 1/22/2025 (a)	3,500	3,468

4.25%, 4/14/2025 (a)	13,088	13,402

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.05%), 2.23%, 1/21/2026 (a) (b)	8,500	8,303

4.25%, 8/19/2026 (a)	7,000	7,174

Standard Chartered plc (United Kingdom)

5.20%, 1/26/2024 (a)	2,110	2,197

(ICE LIBOR USD 3 Month + 1.08%), 3.89%, 3/15/2024 (a) (b)	12,805	13,017

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.78%), 0.99%, 1/12/2025 (a) (b)	24,444	23,702

(ICE LIBOR USD 3 Month + 1.56%), 3.79%, 5/21/2025 (a) (b)	8,000	8,186

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.78%, 7/12/2022	3,010	3,029

4.44%, 4/2/2024 (a)	30,250	31,482

1.47%, 7/8/2025	20,905	20,176

Sumitomo Mitsui Trust Bank Ltd. (Japan)

0.85%, 3/25/2024 (a)	25,935	25,267

0.80%, 9/16/2024 (a)	21,271	20,477

Svenska Handelsbanken AB (Sweden) 0.63%, 6/30/2023 (a)	3,350	3,309

Truist Bank 2.80%, 5/17/2022	1,500	1,504

Truist Financial Corp. 3.05%, 6/20/2022	8,275	8,312

UniCredit SpA (Italy)

3.75%, 4/12/2022 (a)	15,000	15,039

7.83%, 12/4/2023 (a)	10,000	10,803

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 2.57%, 9/22/2026 (a) (b)	2,120	2,025

Wells Fargo & Co.

(SOFR + 1.60%), 1.65%, 6/2/2024 (b)	51,246	51,069

(SOFR + 1.09%), 2.41%, 10/30/2025 (b)	600	598

(SOFR + 2.00%), 2.19%, 4/30/2026 (b)	4,065	4,011

		1,395,205

Beverages — 0.0% (c)

Keurig Dr Pepper, Inc. 3.13%, 12/15/2023	1,735	1,766

Biotechnology — 0.4%

AbbVie, Inc.

2.30%, 11/21/2022	19,695	19,816

2.60%, 11/21/2024	5,500	5,552

Gilead Sciences, Inc. 0.75%, 9/29/2023	17,171	16,922

		42,290

Capital Markets — 4.7%

Ameriprise Financial, Inc.

3.00%, 3/22/2022	1,035	1,036

3.00%, 4/2/2025	4,755	4,843

Credit Suisse Group AG (Switzerland)

3.80%, 6/9/2023	5,550	5,672

(ICE LIBOR USD 3 Month + 1.24%), 4.21%, 6/12/2024 (a) (b)	10,585	10,848

(SOFR + 1.56%), 2.59%, 9/11/2025 (a) (b)	30,000	29,851

(SOFR + 0.98%), 1.31%, 2/2/2027 (a) (b)	13,115	12,156

Deutsche Bank AG (Germany)

(SOFR + 2.16%), 2.22%, 9/18/2024 (b)	18,255	18,212

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	315

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Capital Markets — continued

(SOFR + 1.13%), 1.45%, 4/1/2025 (b)	5,000	4,881

(SOFR + 1.87%), 2.13%, 11/24/2026 (b)	13,700	13,190

(SOFR + 1.22%), 2.31%, 11/16/2027 (b)	11,165	10,669

Goldman Sachs Group, Inc. (The)

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (b)	12,825	12,875

Series VAR, (SOFR + 0.54%), 0.63%, 11/17/2023 (b)	18,000	17,852

(SOFR + 0.57%), 0.67%, 3/8/2024 (b)	51,280	50,612

(SOFR + 0.49%), 0.92%, 10/21/2024 (b)	31,140	30,468

(SOFR + 0.73%), 1.76%, 1/24/2025 (b)	39,500	39,056

3.50%, 4/1/2025	8,685	8,927

(SOFR + 0.79%), 1.09%, 12/9/2026 (b)	13,850	13,028

Macquarie Group Ltd. (Australia)

(ICE LIBOR USD 3 Month + 1.02%), 3.19%, 11/28/2023 (a) (b)	10,500	10,597

(SOFR + 1.07%), 1.34%, 1/12/2027 (a) (b)	15,754	14,891

Morgan Stanley

(SOFR + 0.47%), 0.56%, 11/10/2023 (b)	10,649	10,566

(SOFR + 0.46%), 0.53%, 1/25/2024 (b)	40,595	40,121

(SOFR + 0.51%), 0.79%, 1/22/2025 (b)	46,955	45,616

4.00%, 7/23/2025	3,205	3,357

(SOFR + 1.99%), 2.19%, 4/28/2026 (b)	4,805	4,743

(SOFR + 0.72%), 0.98%, 12/10/2026 (b)	13,321	12,476

Nomura Holdings, Inc. (Japan)

1.85%, 7/16/2025	8,625	8,395

1.65%, 7/14/2026	20,765	19,701

State Street Corp. (SOFR + 2.69%), 2.82%, 3/30/2023 (b)	5,355	5,360

UBS AG (Switzerland) 1.75%, 4/21/2022 (a)	8,310	8,316

UBS Group AG (Switzerland)

3.49%, 5/23/2023 (a)	21,185	21,278

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 1.01%, 7/30/2024 (a) (b)	8,160	8,044

4.13%, 9/24/2025 (a)	10,350	10,845

		508,482

Chemicals — 0.1%

International Flavors & Fragrances, Inc. 1.23%, 10/1/2025 (a)	6,020	5,738

Construction & Engineering — 0.1%

Quanta Services, Inc. 0.95%, 10/1/2024	16,200	15,645

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Finance — 2.4%

AerCap Ireland Capital DAC (Ireland)

3.30%, 1/23/2023	3,500	3,542

3.15%, 2/15/2024	12,885	12,991

1.65%, 10/29/2024	22,295	21,638

6.50%, 7/15/2025	12,660	13,948

4.45%, 10/1/2025	4,295	4,460

1.75%, 1/30/2026	8,260	7,826

American Honda Finance Corp.

2.05%, 1/10/2023	4,674	4,703

0.88%, 7/7/2023	9,380	9,290

Avolon Holdings Funding Ltd. (Ireland)

5.13%, 10/1/2023 (a)	7,787	8,062

5.25%, 5/15/2024 (a)	7,100	7,419

3.95%, 7/1/2024 (a)	8,000	8,185

5.50%, 1/15/2026 (a)	16,775	17,860

Capital One Financial Corp.

2.60%, 5/11/2023	6,365	6,419

(SOFR + 0.69%), 1.34%, 12/6/2024 (b)	35,640	35,103

General Motors Financial Co., Inc.

1.05%, 3/8/2024	6,435	6,270

3.95%, 4/13/2024	8,000	8,224

2.90%, 2/26/2025	9,675	9,730

4.35%, 4/9/2025	10,000	10,461

Park Aerospace Holdings Ltd. (Ireland)

5.25%, 8/15/2022 (a)	9,172	9,285

4.50%, 3/15/2023 (a)	6,254	6,384

5.50%, 2/15/2024 (a)	22,257	23,306

Toyota Motor Credit Corp.

1.15%, 5/26/2022	14,550	14,553

2.90%, 3/30/2023	8,880	9,020

		258,679

Diversified Financial Services — 0.2%

CK Hutchison International 17 Ltd. (United Kingdom) 2.88%, 4/5/2022 (a)	1,200	1,201

Element Fleet Management Corp. (Canada) 1.60%, 4/6/2024 (a)	21,754	21,388

Mitsubishi HC Capital, Inc. (Japan) 3.96%, 9/19/2023 (a)	1,000	1,029

		23,618

Electric Utilities — 0.9%

Alliant Energy Finance LLC 1.40%, 3/15/2026 (a)	4,640	4,319

American Electric Power Co., Inc. 2.03%, 3/15/2024	9,670	9,648

SEE NOTES TO FINANCIAL STATEMENTS.

316	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — continued

Edison International 2.95%, 3/15/2023	7,680	7,723

Entergy Corp. 0.90%, 9/15/2025	2,915	2,759

Exelon Corp. 3.50%, 6/1/2022	850	853

NextEra Energy Capital Holdings, Inc. 0.65%, 3/1/2023	31,485	31,182

Pacific Gas and Electric Co. 1.37%, 3/10/2023	24,650	24,392

Vistra Operations Co. LLC 3.55%, 7/15/2024 (a)	12,000	12,155

		93,031

Energy Equipment & Services — 0.1%

Baker Hughes Holdings LLC 1.23%, 12/15/2023	9,670	9,572

Equity Real Estate Investment Trusts (REITs) — 0.0% (c)

American Tower Corp. 3.00%, 6/15/2023	3,140	3,186

Food & Staples Retailing — 0.2%

7-Eleven, Inc.

0.63%, 2/10/2023 (a)	6,640	6,587

0.80%, 2/10/2024 (a)	15,035	14,674

		21,261

Food Products — 0.0% (c)

McCormick & Co., Inc. 3.50%, 9/1/2023	1,000	1,021

Gas Utilities — 0.5%

Atmos Energy Corp. 0.63%, 3/9/2023	6,975	6,896

CenterPoint Energy Resources Corp. 0.70%, 3/2/2023	22,550	22,315

ONE Gas, Inc. (ICE LIBOR USD 3 Month + 0.61%), 0.81%, 3/11/2023 (b)	6,404	6,404

Southern California Gas Co. (ICE LIBOR USD 3 Month + 0.35%), 0.55%, 9/14/2023 (b)	12,565	12,537

Southern Natural Gas Co. LLC 0.63%, 4/28/2023 (a)	6,210	6,116

		54,268

Health Care Equipment & Supplies — 0.3%

Zimmer Biomet Holdings, Inc. 1.45%, 11/22/2024	31,130	30,416

Health Care Providers & Services — 0.5%

AmerisourceBergen Corp. 0.74%, 3/15/2023	9,460	9,383

Cigna Corp.

3.75%, 7/15/2023	720	739

0.61%, 3/15/2024	11,705	11,406

Humana, Inc. 0.65%, 8/3/2023	36,025	35,463

		56,991

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Household Products — 0.0% (c)

Reckitt Benckiser Treasury Services plc (United Kingdom) 2.38%, 6/24/2022 (a)	800	802

Independent Power and Renewable Electricity Producers — 0.4%

Alexander Funding Trust 1.84%, 11/15/2023 (a)	32,710	32,466

Constellation Energy Generation LLC

3.40%, 3/15/2022	1,798	1,799

3.25%, 6/1/2025	4,675	4,774

		39,039

Insurance — 1.2%

Athene Global Funding

3.00%, 7/1/2022 (a)	3,863	3,887

1.20%, 10/13/2023 (a)	14,000	13,809

0.95%, 1/8/2024 (a)	7,650	7,477

2.75%, 6/25/2024 (a)	2,970	2,992

0.91%, 8/19/2024 (a)	29,420	28,506

2.50%, 1/14/2025 (a)	3,165	3,160

Equitable Financial Life Global Funding 1.00%, 1/9/2026 (a)	13,395	12,654

F&G Global Funding 1.75%, 6/30/2026 (a)	11,240	10,822

Jackson National Life Global Funding

2.50%, 6/27/2022 (a)	9,615	9,663

3.25%, 1/30/2024 (a)	14,750	15,071

Liberty Mutual Group, Inc. 4.95%, 5/1/2022 (a)	500	503

Lincoln National Corp. 4.20%, 3/15/2022	600	601

Metropolitan Life Global Funding I

3.00%, 1/10/2023 (a)	5,600	5,684

1.95%, 1/13/2023 (a)	4,955	4,980

Pricoa Global Funding I 3.45%, 9/1/2023 (a)	466	478

Protective Life Global Funding 1.08%, 6/9/2023 (a)	2,735	2,715

Reliance Standard Life Global Funding II

2.15%, 1/21/2023 (a)	3,770	3,788

3.85%, 9/19/2023 (a)	1,388	1,425

		128,215

Machinery — 0.0% (c)

Toyota Industries Corp. (Japan) 3.11%, 3/12/2022 (a)	4,050	4,052

Metals & Mining — 0.0% (c)

Glencore Funding LLC (Australia) 1.63%, 9/1/2025 (a)	5,520	5,324

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	317

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Multiline Retail — 0.0% (c)

Nordstrom, Inc. 2.30%, 4/8/2024	2,350	2,262

Multi-Utilities — 0.3%

Dominion Energy, Inc. Series D, (ICE LIBOR USD 3 Month + 0.53%), 0.73%, 9/15/2023 (b)	21,235	21,237

NiSource, Inc. 0.95%, 8/15/2025	7,710	7,284

		28,521

Oil, Gas & Consumable Fuels — 0.2%

Enbridge, Inc. (Canada) 2.90%, 7/15/2022	400	402

Gray Oak Pipeline LLC

2.00%, 9/15/2023 (a)	9,850	9,828

2.60%, 10/15/2025 (a)	12,825	12,682

		22,912

Pharmaceuticals — 0.2%

Bristol-Myers Squibb Co.

3.55%, 8/15/2022	5,985	6,052

2.75%, 2/15/2023	1,500	1,518

Royalty Pharma plc 0.75%, 9/2/2023	7,384	7,245

Shire Acquisitions Investments Ireland DAC 2.88%, 9/23/2023	8,647	8,758

		23,573

Real Estate Management & Development — 0.0% (c)

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada) 3.13%, 3/20/2022 (a)	3,000	3,002

Road & Rail — 0.5%

Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (a)	9,600	9,102

Ryder System, Inc. 3.35%, 9/1/2025	2,705	2,771

SMBC Aviation Capital Finance DAC (Ireland) 3.00%, 7/15/2022 (a)	6,200	6,230

Triton Container International Ltd. (Bermuda)

0.80%, 8/1/2023 (a)	25,515	25,027

1.15%, 6/7/2024 (a)	3,135	3,050

2.05%, 4/15/2026 (a)	6,560	6,353

		52,533

Semiconductors & Semiconductor Equipment — 0.3%

Microchip Technology, Inc.

0.97%, 2/15/2024	21,060	20,523

4.25%, 9/1/2025	7,850	8,056

		28,579

Software — 0.1%

VMware, Inc. 1.00%, 8/15/2024	11,550	11,216

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Specialty Retail — 0.0% (c)

O’Reilly Automotive, Inc. 3.80%, 9/1/2022	725	730

Thrifts & Mortgage Finance — 1.1%

BPCE SA (France)

4.00%, 9/12/2023 (a)	18,985	19,508

5.70%, 10/22/2023 (a)	13,600	14,281

4.63%, 7/11/2024 (a)	10,774	11,189

5.15%, 7/21/2024 (a)	15,685	16,447

2.38%, 1/14/2025 (a)	6,000	5,934

(SOFR + 1.52%), 1.65%, 10/6/2026 (a) (b)	10,680	10,189

Nationwide Building Society (United Kingdom)

(ICE LIBOR USD 3 Month + 1.18%), 3.62%, 4/26/2023 (a) (b)	19,655	19,712

0.55%, 1/22/2024 (a)	5,085	4,942

(ICE LIBOR USD 3 Month + 1.06%), 3.77%, 3/8/2024 (a) (b)	6,285	6,386

4.00%, 9/14/2026 (a)	5,000	5,191

		113,779

Tobacco — 0.2%

BAT Capital Corp. (United Kingdom) 3.22%, 8/15/2024	2,700	2,732

BAT International Finance plc (United Kingdom) 1.67%, 3/25/2026	4,925	4,677

Reynolds American, Inc. (United Kingdom) 4.45%, 6/12/2025	11,059	11,566

		18,975

Trading Companies & Distributors — 0.6%

Air Lease Corp.

2.25%, 1/15/2023	3,095	3,111

2.75%, 1/15/2023	6,305	6,357

4.25%, 9/15/2024	2,500	2,591

2.88%, 1/15/2026	14,240	14,185

1.88%, 8/15/2026	19,605	18,584

Aviation Capital Group LLC

5.50%, 12/15/2024 (a)	4,330	4,605

4.88%, 10/1/2025 (a)	2,619	2,743

1.95%, 1/30/2026 (a)	13,100	12,474

		64,650

Total Corporate Bonds (Cost $3,347,469)		3,280,115

Asset-Backed Securities — 27.1%

ACC Auto Trust Series 2021-A, Class A, 1.08%, 4/15/2027 (a)	13,817	13,753

SEE NOTES TO FINANCIAL STATEMENTS.

318	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

ACC Trust

Series 2021-1, Class A, 0.74%, 11/20/2023 (a)	2,355	2,353

Series 2022-1, Class A, 1.19%, 9/20/2024 (a)	1,932	1,926

Series 2022-1, Class B, 2.55%, 2/20/2025 (a)	5,503	5,459

Accelerated LLC Series 2021-1H, Class A, 1.35%, 10/20/2040 (a)	2,167	2,109

Affirm Asset Securitization Trust Series 2020-A, Class A, 2.10%, 2/18/2025 (a)	11,877	11,883

AIMCO CLO Ltd. (Cayman Islands) Series 2019-10A, Class AR, 1.32%, 7/22/2032 (a) (d)	15,000	14,951

Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (a)	3,123	2,991

American Credit Acceptance Receivables Trust

Series 2018-2, Class D, 4.07%, 7/10/2024 (a)	380	383

Series 2020-3, Class B, 1.15%, 8/13/2024 (a)	2,204	2,205

Series 2018-3, Class D, 4.14%, 10/15/2024 (a)	291	292

Series 2018-4, Class D, 4.40%, 1/13/2025 (a)	5,709	5,761

Series 2021-1, Class B, 0.61%, 3/13/2025 (a)	1,750	1,747

Series 2019-2, Class C, 3.17%, 6/12/2025 (a)	791	793

Series 2019-2, Class D, 3.41%, 6/12/2025 (a)	13,725	13,884

Series 2018-2, Class F, 6.29%, 7/10/2025 (a)	3,000	3,048

Series 2019-3, Class C, 2.76%, 9/12/2025 (a)	1,744	1,748

Series 2019-3, Class D, 2.89%, 9/12/2025 (a)	4,907	4,953

Series 2019-3, Class E, 3.80%, 9/12/2025 (a)	9,150	9,341

Series 2019-4, Class C, 2.69%, 12/12/2025 (a)	2,344	2,351

Series 2020-1, Class C, 2.19%, 3/13/2026 (a)	7,028	7,048

Series 2020-2, Class D, 5.65%, 5/13/2026 (a)	4,000	4,153

Series 2020-3, Class C, 1.85%, 6/15/2026 (a)	12,500	12,499

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-4, Class C, 1.31%, 12/14/2026 (a)	7,320	7,272

Series 2020-4, Class D, 1.77%, 12/14/2026 (a)	4,790	4,737

Series 2021-1, Class C, 0.83%, 3/15/2027 (a)	3,291	3,263

Series 2021-1, Class D, 1.14%, 3/15/2027 (a)	8,750	8,553

Series 2021-2, Class C, 0.97%, 7/13/2027 (a)	10,749	10,600

Series 2021-4, Class C, 1.32%, 2/14/2028 (a)	29,750	29,021

AMSR Trust

Series 2020-SFR3, Class A, 1.36%, 9/17/2037 (a)	5,682	5,412

Series 2020-SFR3, Class B, 1.81%, 9/17/2037 ‡ (a)	9,780	9,360

Series 2020-SFR5, Class A, 1.38%, 11/17/2037 (a)	12,400	11,868

Series 2020-SFR4, Class C, 1.86%, 11/17/2037 ‡ (a)	8,000	7,573

Series 2021-SFR2, Class A, 1.53%, 8/17/2038 (a)	3,867	3,665

Series 2021-SFR2, Class B, 1.78%, 8/17/2038 ‡ (a)	19,289	18,211

Series 2021-SFR3, Class A, 1.48%, 10/17/2038 (a)	1,422	1,350

Amur Equipment Finance Receivables IX LLC Series 2021-1A, Class A2, 0.75%, 11/20/2026 (a)	12,891	12,740

Amur Equipment Finance Receivables VIII LLC Series 2020-1A, Class A2, 1.68%, 8/20/2025 (a)	934	933

Anchorage Capital CLO Ltd. (Cayman Islands) Series 2016-9A, Class AR2, 1.38%, 7/15/2032 (a) (d)	15,000	14,996

Apidos CLO (Cayman Islands) Series 2016-24A, Class A1AL, 1.20%, 10/20/2030 (a) (d)	12,000	11,952

Aqua Finance Trust

Series 2019-A, Class A, 3.14%, 7/16/2040 (a)	4,307	4,332

Series 2021-A, Class A, 1.54%, 7/17/2046 (a)	3,289	3,209

Series 2020-AA, Class A, 1.90%, 7/17/2046 (a)	2,310	2,287

Arbor Realty Commercial Real Estate Notes Ltd. (Cayman Islands) Series 2021-FL4, Class A, 1.54%, 11/15/2036 (a) (d)	3,425	3,403

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	319

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Ares CLO Ltd. (Cayman Islands) Series 2016-40A, Class A1RR, 1.11%, 1/15/2029 (a) (d)	6,628	6,620

Atlas Senior Loan Fund (Cayman Islands) Series 2019-13A, Class A1NR, 1.34%, 4/22/2031 (a) (d)	6,500	6,483

Avery Point CLO Ltd. (Cayman Islands) Series 2015-6A, Class AR2, 1.22%, 8/5/2027 (a) (d)	9,094	9,056

Avis Budget Rental Car Funding AESOP LLC Series 2021-2A, Class A, 1.66%, 2/20/2028 (a)	4,500	4,361

Bain Capital Credit CLO Ltd. (Cayman Islands) Series 2016-2A, Class ARR, 1.21%, 1/15/2029 (a) (d)	11,301	11,277

Bear Stearns Asset-Backed Securities Trust Series 2003-SD2, Class 2A, 2.79%, 6/25/2043 ‡ (d)	132	133

Benefit Street Partners CLO Ltd. (Cayman Islands)

Series 2013-IIA, Class A1R2, 1.11%, 7/15/2029 (a) (d)	9,151	9,146

Series 2013-IIIA, Class A1R2, 1.25%, 7/20/2029 (a) (d)	4,230	4,225

BHG Securitization Trust Series 2021-B, Class A, 0.90%, 10/17/2034 (a)	10,957	10,795

British Airways Pass-Through Trust (United Kingdom) Series 2013-1, Class A, 4.63%, 6/20/2024 (a)	1,263	1,298

BRSP Ltd. Series 2021-FL1, Class A, 1.32%, 8/19/2038 (a) (d)	6,000	5,969

BSPRT Issuer Ltd. (Cayman Islands)

Series 2022-FL8, Class A, 1.55%, 2/15/2037 (a) (d)	16,150	16,095

Series 2021-FL7, Class B, 2.24%, 12/15/2038 ‡ (a) (d)	7,025	7,008

Business Jet Securities LLC

Series 2020-1A, Class A, 2.98%, 11/15/2035 (a)	4,713	4,697

Series 2021-1A, Class A, 2.16%, 4/15/2036 (a)	21,612	20,822

Canadian Pacer Auto Receivables Trust (Canada) Series 2020-1A, Class A4, 1.89%, 3/19/2025 (a)	6,067	6,069

Carlyle Global Market Strategies CLO Ltd. (Cayman Islands) Series 2015-1A, Class AR3, 1.23%, 7/20/2031 (a) (d)	18,666	18,596

Carnow Auto Receivables Trust Series 2019-1A, Class C, 3.36%, 6/17/2024 (a)	965	970

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

CarNow Auto Receivables Trust

Series 2020-1A, Class C, 3.84%, 9/16/2024 (a)	1,900	1,916

Series 2021-1A, Class A, 0.97%, 10/15/2024 (a)	2,054	2,053

Series 2021-2A, Class B, 1.30%, 1/15/2026 (a)	13,364	13,213

Carvana Auto Receivables Trust

Series 2019-3A, Class B, 2.51%, 4/15/2024 (a)	1,360	1,361

Series 2019-4A, Class B, 2.53%, 7/15/2024 (a)	4,251	4,253

Series 2020-N1A, Class B, 2.01%, 3/17/2025 (a)	6,336	6,353

Series 2020-N1A, Class C, 2.45%, 6/16/2025 (a)	9,250	9,325

Series 2020-N1A, Class D, 3.43%, 1/15/2026 (a)	10,600	10,771

Series 2021-N4, Class B, 1.24%, 9/11/2028	9,861	9,769

Series 2021-N4, Class C, 1.72%, 9/11/2028	6,494	6,407

CFMT LLC Series 2020-HB4, Class A, 0.95%, 12/26/2030 (a) (d)	4,072	4,052

CIFC Funding Ltd. (Cayman Islands) Series 2017-1A, Class AR, 1.27%, 4/23/2029 (a) (d)	3,573	3,565

Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-HP1, Class B, 3.48%, 12/15/2026 ‡ (a)	3,800	3,824

Consumer Loan Underlying Bond Credit Trust Series 2019-P2, Class B, 2.83%, 10/15/2026 ‡ (a)	4	4

Consumer Underlying Bond Securitization Series 2018-1, Class A, 4.79%, 2/17/2026 (a)	4,113	4,126

Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (a)	4,480	4,393

CoreVest American Finance Trust

Series 2020-4, Class A, 1.17%, 12/15/2052 (a)	3,621	3,441

Series 2021-1, Class A, 1.57%, 4/15/2053 (a)	12,242	11,685

Series 2020-3, Class A, 1.36%, 8/15/2053 (a)	3,579	3,402

CPS Auto Receivables Trust

Series 2017-D, Class E, 5.30%, 6/17/2024 (a)	1,000	1,016

SEE NOTES TO FINANCIAL STATEMENTS.

320	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2019-A, Class D, 4.35%, 12/16/2024 (a)	6,900	6,995

Series 2019-B, Class D, 3.69%, 3/17/2025 (a)	1,778	1,792

Series 2021-C, Class B, 0.84%, 7/15/2025 (a)	16,661	16,456

Series 2019-D, Class D, 2.72%, 9/15/2025 (a)	15,222	15,298

Series 2020-A, Class D, 2.90%, 12/15/2025 (a)	1,000	1,009

Series 2020-B, Class C, 3.30%, 4/15/2026 (a)	6,194	6,230

Series 2020-B, Class D, 4.75%, 4/15/2026 (a)	6,403	6,554

Series 2020-C, Class C, 1.71%, 8/17/2026 (a)	4,685	4,692

Series 2021-A, Class C, 0.83%, 9/15/2026 (a)	8,000	7,910

Series 2020-C, Class D, 2.41%, 11/16/2026 (a)	17,250	17,230

Series 2021-C, Class C, 1.21%, 6/15/2027 (a)	7,138	6,964

Series 2021-D, Class C, 1.59%, 12/15/2027 (a)	13,514	13,219

Series 2022-A, Class C, 2.17%, 4/16/2029 (a)	9,722	9,611

Credit Acceptance Auto Loan Trust

Series 2019-1A, Class B, 3.75%, 4/17/2028 (a)	1,128	1,130

Series 2019-3A, Class B, 2.86%, 1/16/2029 (a)	4,250	4,269

Series 2020-1A, Class A, 2.01%, 2/15/2029 (a)	8,835	8,851

Series 2020-2A, Class A, 1.37%, 7/16/2029 (a)	15,321	15,277

Series 2020-2A, Class B, 1.93%, 9/17/2029 (a)	9,300	9,258

Series 2020-3A, Class A, 1.24%, 10/15/2029 (a)	3,000	2,978

Series 2020-3A, Class B, 1.77%, 12/17/2029 (a)	7,371	7,284

Series 2021-2A, Class A, 0.96%, 2/15/2030 (a)	24,545	24,086

Series 2020-3A, Class C, 2.28%, 2/15/2030 (a)	2,330	2,313

Series 2021-2A, Class C, 1.64%, 6/17/2030 (a)	2,500	2,424

Series 2021-4, Class A, 1.26%, 10/15/2030 (a)	11,538	11,313

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-4, Class B, 1.74%, 12/16/2030 (a)	2,596	2,535

Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (a)	4,897	4,867

Crossroads Asset Trust Series 2021-A, Class A2, 0.82%, 3/20/2024 (a)	5,513	5,489

Crown Castle Towers LLC 3.72%, 7/15/2023 (a)	1,400	1,411

CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M1, 1.09%, 10/25/2034 (d)	135	134

DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (a)	11,667	11,164

Dext ABS LLC Series 2021-1, Class A, 1.12%, 2/15/2028 (a)	9,410	9,294

Diamond Resorts Owner Trust

Series 2019-1A, Class A, 2.89%, 2/20/2032 (a)	3,934	3,945

Series 2021-1A, Class A, 1.51%, 11/21/2033 (a)	3,482	3,432

Series 2021-1A, Class B, 2.05%, 11/21/2033 ‡ (a)	801	787

Drive Auto Receivables Trust

Series 2018-2, Class D, 4.14%, 8/15/2024	1,335	1,347

Series 2018-4, Class D, 4.09%, 1/15/2026	950	961

Series 2020-1, Class C, 2.36%, 3/16/2026	2,634	2,646

Series 2019-4, Class D, 2.70%, 2/16/2027	7,115	7,179

Series 2020-1, Class D, 2.70%, 5/17/2027	13,200	13,352

Series 2021-2, Class C, 0.87%, 10/15/2027	2,875	2,809

Dryden Senior Loan Fund (Cayman Islands) Series 2017-49A, Class AR, 1.19%, 7/18/2030 (a) (d)	737	736

DT Auto Owner Trust

Series 2018-3A, Class D, 4.19%, 7/15/2024 (a)	15,799	15,970

Series 2019-1A, Class D, 3.87%, 11/15/2024 (a)	8,038	8,131

Series 2019-2A, Class D, 3.48%, 2/18/2025 (a)	9,325	9,471

Series 2019-3A, Class C, 2.74%, 4/15/2025 (a)	2,807	2,818

Series 2019-3A, Class D, 2.96%, 4/15/2025 (a)	9,356	9,453

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	321

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2018-2A, Class E, 5.54%, 6/16/2025 (a)	13,500	13,761

Series 2019-4A, Class C, 2.73%, 7/15/2025 (a)	10,885	10,939

Series 2021-1A, Class B, 0.62%, 9/15/2025 (a)	1,500	1,487

Series 2021-3A, Class B, 0.58%, 11/17/2025 (a)	14,619	14,334

Series 2020-1A, Class C, 2.29%, 11/17/2025 (a)	7,140	7,179

Series 2020-1A, Class D, 2.55%, 11/17/2025 (a)	9,660	9,681

Series 2020-2A, Class C, 3.28%, 3/16/2026 (a)	11,250	11,415

Series 2020-3A, Class C, 1.47%, 6/15/2026 (a)	1,445	1,437

Series 2021-1A, Class C, 0.84%, 10/15/2026 (a)	9,210	9,044

Series 2021-1A, Class D, 1.16%, 11/16/2026 (a)	3,250	3,156

Series 2021-2A, Class B, 0.81%, 1/15/2027 (a)	1,083	1,072

Series 2021-2A, Class C, 1.10%, 2/16/2027 (a)	4,433	4,342

Series 2021-3A, Class C, 0.87%, 5/17/2027 (a)	12,495	12,126

Series 2021-3A, Class D, 1.31%, 5/17/2027 (a)	9,655	9,265

Series 2021-4A, Class C, 1.50%, 9/15/2027 (a)	6,549	6,389

Elara HGV Timeshare Issuer LLC

Series 2021-A, Class A, 1.36%, 8/27/2035 (a)	1,075	1,043

Series 2021-A, Class B, 1.74%, 8/27/2035 ‡ (a)	1,472	1,431

Encina Equipment Finance LLC Series 2021-1A, Class A2, 0.74%, 12/15/2026 (a)	8,700	8,629

Exeter Automobile Receivables Trust

Series 2017-3A, Class C, 3.68%, 7/17/2023 (a)	1,072	1,078

Series 2018-1A, Class D, 3.53%, 11/15/2023 (a)	6,977	7,037

Series 2019-3A, Class C, 2.79%, 5/15/2024 (a)	2,563	2,572

Series 2018-3A, Class E, 5.43%, 8/15/2024 (a)	9,300	9,588

Series 2018-4A, Class D, 4.35%, 9/16/2024 (a)	4,332	4,406

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-2A, Class D, 3.71%, 3/17/2025 (a)	17,335	17,622

Series 2020-2A, Class C, 3.28%, 5/15/2025 (a)	9,700	9,796

Series 2020-3A, Class C, 1.32%, 7/15/2025	3,500	3,499

Series 2019-4A, Class D, 2.58%, 9/15/2025 (a)	12,865	12,998

Series 2021-1A, Class C, 0.74%, 1/15/2026	7,500	7,427

Series 2019-1A, Class E, 5.20%, 1/15/2026 (a)	8,125	8,369

Series 2020-2A, Class D, 4.73%, 4/15/2026 (a)	5,075	5,253

Series 2021-2A, Class C, 0.98%, 6/15/2026	3,913	3,860

Series 2019-3A, Class E, 4.00%, 8/17/2026 (a)	9,000	9,123

Series 2021-3A, Class C, 0.96%, 10/15/2026	30,673	30,001

Series 2021-4A, Class C, 1.46%, 10/15/2027	10,117	9,922

FCI Funding LLC Series 2021-1A, Class A, 1.13%, 4/15/2033 (a)	8,271	8,185

FHF Trust

Series 2021-2A, Class A, 0.83%, 12/15/2026 (a)	19,595	19,276

Series 2021-1A, Class A, 1.27%, 3/15/2027 (a)	8,847	8,715

FHLMC Structured Pass-Through Securities Certificates Series T-20, Class A6, 7.99%, 9/25/2029 (e)	1	1

First Investors Auto Owner Trust

Series 2018-2A, Class D, 4.28%, 1/15/2025 (a)	3,440	3,476

Series 2020-1A, Class C, 2.55%, 2/17/2026 (a)	2,000	2,018

Series 2021-1A, Class B, 0.89%, 3/15/2027 (a)	2,500	2,450

FirstKey Homes Trust

Series 2020-SFR1, Class A, 1.34%, 8/17/2037 (a)	5,995	5,746

Series 2020-SFR1, Class C, 1.94%, 8/17/2037 ‡ (a)	2,307	2,207

Series 2020-SFR2, Class A, 1.27%, 10/19/2037 (a)	6,910	6,586

Series 2021-SFR1, Class A, 1.54%, 8/17/2038 (a)	6,502	6,176

SEE NOTES TO FINANCIAL STATEMENTS.

322	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2021-SFR1, Class C, 1.89%, 8/17/2038 ‡ (a)	10,000	9,352

Series 2021-SFR1, Class D, 2.19%, 8/17/2038 ‡ (a)	13,000	12,181

Flagship Credit Auto Trust

Series 2017-3, Class D, 3.73%, 9/15/2023 (a)	3,910	3,936

Series 2019-3, Class A, 2.33%, 2/15/2024 (a)	10	10

Series 2018-4, Class C, 4.11%, 10/15/2024 (a)	3,529	3,563

Series 2017-4, Class E, 5.02%, 2/17/2025 (a)	11,250	11,400

Series 2019-1, Class D, 4.08%, 2/18/2025 (a)	3,750	3,829

Series 2019-2, Class C, 3.09%, 5/15/2025 (a)	6,494	6,553

Series 2019-3, Class C, 2.74%, 10/15/2025 (a)	12,000	12,096

Series 2019-4, Class C, 2.77%, 12/15/2025 (a)	13,300	13,385

Series 2020-2, Class D, 5.75%, 4/15/2026 (a)	5,000	5,246

Series 2020-3, Class C, 1.73%, 9/15/2026 (a)	8,335	8,254

Series 2020-3, Class D, 2.50%, 9/15/2026 (a)	4,665	4,643

Series 2021-1, Class B, 0.68%, 2/16/2027 (a)	7,330	7,192

Series 2020-4, Class C, 1.28%, 2/16/2027 (a)	1,090	1,075

Series 2021-1, Class C, 0.91%, 3/15/2027 (a)	10,600	10,285

Series 2021-3, Class C, 1.46%, 9/15/2027 (a)	16,250	15,672

Ford Credit Auto Owner Trust Series 2019-C, Class A3, 1.87%, 3/15/2024	219	220

Foundation Finance Trust

Series 2020-1A, Class A, 3.54%, 7/16/2040 (a)	4,713	4,785

Series 2021-1A, Class A, 1.27%, 5/15/2041 (a)	18,301	17,726

Foursight Capital Automobile Receivables Trust Series 2018-2, Class F, 6.48%, 6/15/2026 (a)	6,855	6,943

FREED ABS Trust

Series 2020-FP1, Class B, 3.06%, 3/18/2027 ‡ (a)	996	998

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-2CP, Class B, 5.50%, 6/18/2027 ‡ (a)	1,206	1,213

Series 2020-3FP, Class B, 4.18%, 9/20/2027 ‡ (a)	231	232

Series 2021-1CP, Class A, 0.66%, 3/20/2028 (a)	1,806	1,803

Series 2021-2, Class A, 0.68%, 6/19/2028 (a)	2,577	2,575

Series 2021-3FP, Class A, 0.62%, 11/20/2028 (a)	5,485	5,469

FRTKL Series 2021-SFR1, Class B, 1.72%, 9/17/2038 ‡ (a)	4,960	4,674

Galaxy CLO Ltd. (Cayman Islands) Series 2015-19A, Class A1RR, 1.21%, 7/24/2030 (a) (d)	11,000	10,984

GLS Auto Receivables Issuer Trust

Series 2019-2A, Class B, 3.32%, 3/15/2024 (a)	4,068	4,084

Series 2019-3A, Class B, 2.72%, 6/17/2024 (a)	1,081	1,085

Series 2019-4A, Class B, 2.78%, 9/16/2024 (a)	2,924	2,943

Series 2019-1A, Class B, 3.65%, 12/16/2024 (a)	16	16

Series 2019-1A, Class C, 3.87%, 12/16/2024 (a)	14,531	14,734

Series 2019-2A, Class C, 3.54%, 2/18/2025 (a)	7,680	7,788

Series 2020-3A, Class C, 1.92%, 5/15/2025 (a)	15,235	15,244

Series 2019-3A, Class C, 2.96%, 5/15/2025 (a)	13,300	13,415

Series 2020-2A, Class B, 3.16%, 6/16/2025 (a)	7,150	7,239

Series 2020-4A, Class C, 1.14%, 11/17/2025 (a)	5,445	5,407

Series 2020-2A, Class C, 4.57%, 4/15/2026 (a)	5,250	5,426

Series 2021-3A, Class C, 1.11%, 9/15/2026 (a)	8,127	7,899

Series 2020-4A, Class D, 1.64%, 10/15/2026 (a)	9,250	9,118

GLS Auto Receivables Trust Series 2018-2A, Class C, 4.17%, 4/15/2024 (a)	514	519

GM Financial Leasing Trust Series 2021-1, Class B, 0.54%, 2/20/2025	2,058	2,023

Goldman Home Improvement Trust Issuer Trust Series 2021-GRN2, Class A, 1.15%, 6/25/2051 (a)	26,860	26,126

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	323

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Hilton Grand Vacations Trust Series 2020-AA, Class A, 2.74%, 2/25/2039 (a)	449	449

Home Partners of America Trust Series 2021-2, Class A, 1.90%, 12/17/2026 (a)	1,481	1,426

KREF Ltd. Series 2021-FL2, Class A, 1.19%, 2/15/2039 (a) (d)	7,187	7,103

LCM LP (Cayman Islands) Series 14A, Class AR, 1.29%, 7/20/2031 (a) (d)	25,255	25,235

LCM Ltd. (Cayman Islands) Series 24A, Class AR, 1.23%, 3/20/2030 (a) (d)	10,288	10,275

Legacy Mortgage Asset Trust Series 2019-GS5, Class A1, 3.20%, 5/25/2059 ‡ (a) (e)	1,723	1,724

Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (a)	31,128	30,843

Lendingpoint Asset Securitization Trust

Series 2021-A, Class A, 1.00%, 12/15/2028 (a)	15,454	15,401

Series 2021-B, Class A, 1.11%, 2/15/2029 (a)	22,564	22,404

LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (a)	32,958	32,841

Lendmark Funding Trust

Series 2019-1A, Class A, 3.00%, 12/20/2027 (a)	6,400	6,434

Series 2021-2A, Class A, 2.00%, 4/20/2032 (a)	4,888	4,620

LL ABS Trust

Series 2019-1A, Class B, 3.52%, 3/15/2027 ‡ (a)	109	109

Series 2020-1A, Class A, 2.33%, 1/17/2028 (a)	343	343

Series 2021-1A, Class A, 1.07%, 5/15/2029 (a)	13,304	13,128

LMREC LLC Series 2021-CRE4, Class A, 1.24%, 4/22/2037 (a) (d)	16,181	16,144

Longfellow Place CLO Ltd. (Cayman Islands) Series 2013-1A, Class AR3, 1.24%, 4/15/2029 (a) (d)	7,889	7,886

Magnetite Ltd. (Cayman Islands) Series 2015-15A, Class AR, 1.27%, 7/25/2031 (a) (d)	1,000	998

Mariner Finance Issuance Trust

Series 2019-AA, Class A, 2.96%, 7/20/2032 (a)	7,845	7,901

Series 2020-AA, Class A, 2.19%, 8/21/2034 (a)	4,900	4,856

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-AA, Class A, 1.86%, 3/20/2036 (a)	15,923	15,281

Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 3/20/2026 (a)	20,882	20,665

Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (a)	26,014	25,619

Morgan Stanley ABS Capital I, Inc. Trust Series 2003-SD1, Class M1, 2.44%, 3/25/2033 ‡ (d)	174	173

MVW LLC Series 2020-1A, Class A, 1.74%, 10/20/2037 (a)	2,257	2,232

Neuberger Berman CLO (Cayman Islands) Series 2013-15A, Class A1R2, 1.16%, 10/15/2029 (a) (d)	13,072	13,036

Neuberger Berman CLO Ltd. (Cayman Islands) Series 2013-14A, Class AR2, 1.31%, 1/28/2030 (a) (d)	10,700	10,685

Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands) Series 2017-26A, Class AR, 1.16%, 10/18/2030 (a) (d)	26,321	26,258

New Economy Assets Phase 1 Sponsor LLC Series 2021-1, Class A1, 1.91%, 10/20/2061 (a)	1,816	1,746

New Residential Advance Receivables Trust Advance Receivables Backed Series 2020-T1, Class AT1, 1.43%, 8/15/2053 (a)	15,556	15,374

Newark BSL CLO 2 Ltd. (Cayman Islands) Series 2017-1A, Class A1R, 1.23%, 7/25/2030 (a) (d)	10,996	10,978

NMEF Funding LLC

Series 2021-A, Class A2, 0.81%, 12/15/2027 (a)	13,066	12,981

Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (a)	5,406	5,276

NRZ Excess Spread-Collateralized Notes

Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (a)	1,610	1,559

Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (a)	16,565	15,952

Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (a)	8,710	8,624

OCP CLO Ltd. (Cayman Islands) Series 2017-13A, Class A1AR, 1.20%, 7/15/2030 (a) (d)	21,210	21,170

Octagon Investment Partners 30 Ltd. (Cayman Islands) Series 2017-1A, Class A1R, 1.25%, 3/17/2030 (a) (d)	14,060	14,038

SEE NOTES TO FINANCIAL STATEMENTS.

324	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Octane Receivables Trust

Series 2019-1A, Class A, 3.16%, 9/20/2023 (a)	734	736

Series 2019-1A, Class B, 3.77%, 7/22/2024 ‡ (a)	8,592	8,690

Series 2020-1A, Class A, 1.71%, 2/20/2025 (a)	4,407	4,407

Series 2020-1A, Class B, 1.98%, 6/20/2025 ‡ (a)	734	732

Series 2021-2A, Class A, 1.21%, 9/20/2028 (a)	4,829	4,754

OneMain Financial Issuance Trust Series 2019-1A, Class A, 3.48%, 2/14/2031 (a)	957	958

Oportun Funding LLC Series 2020-1, Class A, 2.20%, 5/15/2024 (a)	756	756

Oportun Funding XIII LLC Series 2019-A, Class A, 3.08%, 8/8/2025 (a)	8,950	9,001

Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (a)	8,132	7,945

Pagaya AI Debt Selection Trust

Series 2021-1, Class A, 1.18%, 11/15/2027 (a)	20,031	19,869

Series 2021-HG1, Class A, 1.22%, 1/16/2029 (a)	9,234	9,113

Series 2021-3, Class A, 1.15%, 5/15/2029 (a)	16,595	16,381

Palmer Square Loan Funding Ltd. (Cayman Islands)

Series 2021-1A, Class A1, 1.15%, 4/20/2029 (a) (d)	6,773	6,768

Series 2021-2A, Class A1, 1.28%, 5/20/2029 (a) (d)	11,609	11,579

Series 2021-4A, Class A1, 0.92%, 10/15/2029 (a) (d)	9,500	9,484

Series 2022-1A, Class A1, 1.28%, 4/15/2030 (a) (d)	12,500	12,466

Pawneee Equipment Receivables LLC

Series 2021-1, Class A2, 1.10%, 7/15/2027 (a)	4,075	4,007

Series 2021-1, Class B, 1.82%, 7/15/2027 ‡ (a)	5,934	5,760

Prestige Auto Receivables Trust

Series 2017-1A, Class D, 3.61%, 10/16/2023 (a)	3,712	3,714

Series 2019-1A, Class B, 2.53%, 1/16/2024 (a)	1,161	1,162

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

PRET LLC

Series 2021-NPL3, Class A1, 1.87%, 7/25/2051 (a) (e)	13,578	13,283

Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 ‡ (a) (e)	15,553	15,236

Pretium Mortgage Credit Partners I LLC

Series 2021-NPL2, Class A1, 1.99%, 6/27/2060 (a) (e)	14,439	14,064

Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (a) (e)	8,516	8,340

Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 ‡ (a) (e)	11,881	11,595

Progress Residential

Series 2021-SFR3, Class B, 1.89%, 5/17/2026 ‡ (a)	667	631

Series 2021-SFR3, Class E1, 2.54%, 5/17/2026 ‡ (a)	1,800	1,673

Progress Residential Trust

Series 2021-SFR6, Class A, 1.52%, 7/17/2038 (a)	7,270	6,993

Series 2021-SFR6, Class B, 1.75%, 7/17/2038 ‡ (a)	17,500	16,497

Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 ‡ (a)	4,650	4,289

PRPM LLC Series 2020-4, Class A1, 2.95%, 10/25/2025 ‡ (a) (e)	9,949	9,871

Regional Management Issuance Trust

Series 2020-1, Class A, 2.34%, 10/15/2030 (a)	6,210	6,151

Series 2021-1, Class A, 1.68%, 3/17/2031 (a)	14,957	14,518

Republic Finance Issuance Trust Series 2020-A, Class A, 2.47%, 11/20/2030 (a)	7,592	7,579

Santander Consumer Auto Receivables Trust

Series 2020-AA, Class C, 3.71%, 2/17/2026 (a)	2,984	3,034

Series 2021-AA, Class C, 1.03%, 11/16/2026 (a)	1,500	1,444

Santander Drive Auto Receivables Trust

Series 2019-3, Class D, 2.68%, 10/15/2025	1,605	1,618

Series 2018-4, Class D, 3.98%, 12/15/2025	2,436	2,463

Series 2020-3, Class C, 1.12%, 1/15/2026	2,365	2,363

Series 2021-2, Class C, 0.90%, 6/15/2026	8,100	8,020

Series 2020-2, Class D, 2.22%, 9/15/2026	6,680	6,710

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	325

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2021-1, Class D, 1.13%, 11/16/2026	6,000	5,903

Series 2020-3, Class D, 1.64%, 11/16/2026	1,725	1,725

Series 2020-4, Class D, 1.48%, 1/15/2027	14,510	14,467

Series 2021-2, Class D, 1.35%, 7/15/2027	3,500	3,447

Series 2021-3, Class C, 0.95%, 9/15/2027	19,038	18,830

Series 2021-3, Class D, 1.33%, 9/15/2027	2,700	2,626

Santander Retail Auto Lease Trust

Series 2019-A, Class D, 3.66%, 5/20/2024 (a)	3,445	3,451

Series 2021-B, Class A3, 0.51%, 8/20/2024 (a)	4,500	4,407

Shackleton CLO Ltd. (Cayman Islands) Series 2017-11A, Class AR, 1.60%, 8/15/2030 (a) (d)	10,000	9,989

Sierra Timeshare Receivables Funding LLC

Series 2018-3A, Class A, 3.69%, 9/20/2035 (a)	539	547

Series 2019-3A, Class A, 2.34%, 8/20/2036 (a)	807	805

Series 2020-2A, Class A, 1.33%, 7/20/2037 (a)	446	437

Series 2020-2A, Class B, 2.32%, 7/20/2037 (a)	1,746	1,735

Series 2021-1A, Class A, 0.99%, 11/20/2037 (a)	2,622	2,563

Series 2021-1A, Class B, 1.34%, 11/20/2037 ‡ (a)	1,612	1,570

Series 2021-1A, Class C, 1.79%, 11/20/2037 ‡ (a)	1,433	1,407

Skopos Auto Receivables Trust Series 2019-1A, Class C, 3.63%, 9/16/2024 (a)	826	832

Small Business Lending Trust Series 2020-A, Class A, 2.62%, 12/15/2026 (a)	139	139

Stonepeak ABS Series 2021-1A, 2.30%, 2/28/2033 (a)	9,750	9,470

Stratus CLO Ltd. (Cayman Islands) Series 2021-1A, Class A, 0.89%, 12/29/2029 (a) (d)	21,250	21,225

Symphony CLO Ltd. (Cayman Islands) Series 2018-19A, Class A, 1.20%, 4/16/2031 (a) (d)	2,824	2,820

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

TCI-Symphony CLO Ltd. (Cayman Islands)

Series 2017-1A, Class AR, 1.17%, 7/15/2030 (a) (d)	18,000	17,963

Series 2016-1A, Class AR2, 1.26%, 10/13/2032 (a) (d)	27,990	27,863

Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (a)	5,665	5,621

THL Credit Wind River CLO Ltd. (Cayman Islands) Series 2014-2A, Class AR, 1.38%, 1/15/2031 (a) (d)	9,050	9,030

Toyota Lease Owner Trust Series 2021-B, Class A3, 0.42%, 10/21/2024 (a)	5,630	5,518

Tricon Residential Trust Series 2021-SFR1, Class A, 1.94%, 7/17/2038 (a)	1,800	1,740

United Auto Credit Securitization Trust Series 2020-1, Class C, 2.15%, 2/10/2025 (a)	2,165	2,168

Upstart Pass-Through Trust

Series 2021-ST5, Class A, 2.00%, 7/20/2027 (a)	2,283	2,240

Series 2021-ST6, Class A, 1.85%, 8/20/2027 (a)	6,126	6,009

Series 2021-ST8, Class A, 1.75%, 10/20/2029 (a)	4,094	4,013

Series 2021-ST9, Class A, 1.70%, 11/20/2029 (a)	9,233	9,051

Series 2021-ST10, Class A, 2.25%, 1/20/2030 (a)	21,559	21,207

Upstart Securitization Trust

Series 2019-3, Class B, 3.83%, 1/21/2030 ‡ (a)	2,759	2,772

Series 2020-1, Class A, 2.32%, 4/22/2030 (a)	336	336

Series 2020-3, Class A, 1.70%, 11/20/2030 (a)	4,478	4,480

Series 2021-1, Class A, 0.87%, 3/20/2031 (a)	6,861	6,821

Series 2021-2, Class A, 0.91%, 6/20/2031 (a)	6,429	6,385

Series 2021-3, Class A, 0.83%, 7/20/2031 (a)	13,791	13,661

Series 2021-4, Class A, 0.84%, 9/20/2031 (a)	17,816	17,547

Series 2021-5, Class A, 1.31%, 11/20/2031 (a)	27,005	26,688

Series 2021-5, Class B, 2.49%, 11/20/2031 ‡ (a)	3,025	2,919

US Auto Funding Series 2021-1A, Class A, 0.79%, 7/15/2024 (a)	8,880	8,836

SEE NOTES TO FINANCIAL STATEMENTS.

326	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

USASF Receivables LLC

Series 2020-1A, Class A, 2.47%, 8/15/2023 (a)	282	282

Series 2020-1A, Class B, 3.22%, 5/15/2024 (a)	7,500	7,528

VCAT LLC

Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 ‡ (a) (e)	2,476	2,443

Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (a) (e)	3,471	3,405

Series 2021-NPL3, Class A1, 1.74%, 5/25/2051 (a) (e)	4,627	4,522

Series 2021-NPL4, Class A1, 1.87%, 8/25/2051 ‡ (a) (e)	11,619	11,302

Venture CLO Ltd. (Cayman Islands) Series 2018-33A, Class A1LR, 1.30%, 7/15/2031 (a) (d)	16,714	16,669

Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (a)	6,283	6,232

VOLT C LLC Series 2021-NPL9, Class A1, 1.99%, 5/25/2051 (a) (e)	6,618	6,447

VOLT CI LLC Series 2021-NP10, Class A1, 1.99%, 5/25/2051 (a) (e)	16,125	15,837

VOLT CIII LLC Series 2021-CF1, Class A1, 1.99%, 8/25/2051 ‡ (a) (e)	18,338	18,033

VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (a) (e)	7,668	7,509

VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (a) (e)	16,917	16,561

VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (e)	16,902	16,601

VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (a) (e)	8,636	8,445

VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (a) (e)	15,812	15,505

VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (a) (e)	15,451	15,184

VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (a) (e)	11,182	10,979

Westgate Resorts LLC Series 2020-1A, Class A, 2.71%, 3/20/2034 (a)	1,537	1,544

Westlake Automobile Receivables Trust

Series 2018-3A, Class D, 4.00%, 10/16/2023 (a)	3,655	3,671

Series 2018-3A, Class E, 4.90%, 12/15/2023 (a)	8,000	8,112

Series 2019-1A, Class D, 3.67%, 3/15/2024 (a)	7,336	7,394

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-2A, Class C, 2.84%, 7/15/2024 (a)	4,084	4,097

Series 2019-3A, Class C, 2.49%, 10/15/2024 (a)	2,778	2,788

Series 2019-3A, Class D, 2.72%, 11/15/2024 (a)	19,850	19,979

Series 2019-2A, Class D, 3.20%, 11/15/2024 (a)	5,492	5,555

Series 2019-3A, Class E, 3.59%, 3/17/2025 (a)	2,950	3,008

Series 2020-1A, Class C, 2.52%, 4/15/2025 (a)	18,500	18,616

Series 2020-1A, Class D, 2.80%, 6/16/2025 (a)	17,575	17,620

Series 2020-2A, Class C, 2.01%, 7/15/2025 (a)	2,500	2,511

Series 2020-3A, Class C, 1.24%, 11/17/2025 (a)	5,000	4,961

Series 2020-2A, Class D, 2.76%, 1/15/2026 (a)	19,100	19,273

Series 2020-3A, Class D, 1.65%, 2/17/2026 (a)	5,500	5,392

Series 2021-1A, Class D, 1.23%, 4/15/2026 (a)	22,136	21,576

Series 2021-3A, Class C, 1.58%, 1/15/2027 (a)	22,380	21,978

Series 2021-3A, Class D, 2.12%, 1/15/2027 (a)	9,550	9,361

World Omni Auto Receivables Trust Series 2019-A, Class A3, 3.04%, 5/15/2024	875	882

Total Asset-Backed Securities (Cost $2,954,654)		2,912,954

U.S. Treasury Obligations — 22.3%

U.S. Treasury Notes

0.13%, 4/30/2023	75,030	74,098

0.13%, 5/31/2023	400,975	395,478

0.13%, 6/30/2023	276,345	272,211

0.13%, 8/31/2023	378,095	371,404

0.25%, 9/30/2023	385,480	378,809

0.50%, 11/30/2023	333,935	328,600

0.13%, 12/15/2023	115	112

0.38%, 8/15/2024	34,365	33,377

0.75%, 11/15/2024	238,265	232,774

1.00%, 12/15/2024	125,130	123,028

1.13%, 1/15/2025	185,920	183,291

TotaL U.S. Treasury Obligations (Cost $2,426,041)		2,393,182

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	327

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage obligations — 10.1%

Alternative Loan Trust Series 2003-J3, Class 2A1, 6.25%, 12/25/2033	8	9

Angel Oak Mortgage Trust Series 2020-5, Class A1, 1.37%, 5/25/2065 (a) (d)	2,453	2,428

ANTLR Mortgage Trust Series 2021-RTL1, Class A1, 2.12%, 11/25/2024 (a) (d)	11,384	11,238

Bear Stearns ARM Trust Series 2003-7, Class 3A, 2.48%, 10/25/2033 (d)	16	16

Cascade Funding Mortgage Trust Series 2021-HB6, Class A, 0.90%, 6/25/2036 (a) (d)	17,061	16,975

CFMT LLC

Series 2021-HB5, Class A, 0.80%, 2/25/2031 (a) (d)	8,099	8,049

Series 2021-HB5, Class M2, 1.85%, 2/25/2031 ‡ (a) (d)	2,000	1,956

Series 2021-HB7, Class A, 1.15%, 10/27/2031 (a) (d)	8,088	8,004

CHL Mortgage Pass-Through Trust Series 2004-8, Class 2A1, 4.50%, 6/25/2019	2	—	(f)

Citicorp Mortgage Securities Trust Series 2006-1, Class 2A1, 5.00%, 2/25/2021	23	23

Citigroup Mortgage Loan Trust, Inc.

Series 2003-UP3, Class A1, 7.00%, 9/25/2033	24	24

Series 2004-UST1, Class A6, 1.95%, 8/25/2034 (d)	127	122

Connecticut Avenue Securities Trust

Series 2021-R01, Class 1M1, 0.80%, 10/25/2041 ‡ (a) (d)	982	976

Series 2022-R02, Class 2M2, 3.05%, 1/25/2042 (a) (d)	2,775	2,731

CSFB Mortgage-Backed Pass-Through Certificates Series 2004-8, Class 6A1, 4.50%, 12/25/2019	67	20

CSMC Mortgage-Backed Trust Series 2007-5, Class 5A5, 5.50%, 4/1/2037 (d)	448	179

CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (a) (d)	11,634	11,340

FHLMC — GNMA

Series 31, Class Z, 8.00%, 4/25/2024	19	20

Series 56, Class Z, 7.50%, 9/20/2026	18	19

FHLMC STACR REMIC Trust

Series 2020-DNA1, Class M2, 1.89%, 1/25/2050 (a) (d)	2,856	2,861

Series 2021-DNA1, Class M1, 0.70%, 1/25/2051 (a) (d)	907	906

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

FHLMC Structured Agency Credit Risk Debt Notes

Series 2019-CS03, Class M1, 0.19%, 10/25/2032 (a) (d)	8,286		8,286

Series 2021-DNA2, Class M1, 0.85%, 8/25/2033 (a) (d)	3,014		3,011

FHLMC, REMIC

Series 1343, Class LA, 8.00%, 8/15/2022	—	(f)	—	(f)

Series 1424, Class F, 0.77%, 11/15/2022 (d)	—	(f)	—	(f)

Series 1480, Class LZ, 7.50%, 3/15/2023	4		4

Series 3784, Class F, 0.59%, 7/15/2023 (d)	160		160

Series 3784, Class S, IF, IO, 6.41%, 7/15/2023 (d)	172		4

Series 3229, Class AF, 0.44%, 8/15/2023 (d)	101		101

Series 1560, Class Z, 7.00%, 8/15/2023	15		15

Series 2682, Class JG, 4.50%, 10/15/2023	293		299

Series 2686, Class GC, 5.00%, 10/15/2023	358		366

Series 2790, Class TN, 4.00%, 5/15/2024	55		56

Series 1754, Class Z, 8.50%, 9/15/2024	11		11

Series 1779, Class Z, 8.50%, 4/15/2025	34		37

Series 4303, Class VA, 3.50%, 5/15/2025	333		340

Series 2989, Class TG, 5.00%, 6/15/2025	849		879

Series 2997, Class BC, 5.00%, 6/15/2025	1,048		1,086

Series 3005, Class ED, 5.00%, 7/15/2025	418		434

Series 3826, Class BK, 3.00%, 3/15/2026	362		369

Series 3945, Class CA, 3.00%, 3/15/2026	28		28

Series 3864, Class PG, 3.50%, 5/15/2026	60		62

Series 3887, Class GM, 4.00%, 7/15/2026 (e)	79		83

Series 3909, Class HG, 4.00%, 8/15/2026 (e)	197		204

Series 3903, Class GB, 4.00%, 8/15/2026	329		337

Series 1888, Class Z, 7.00%, 8/15/2026	38		41

Series 3936, Class AB, 3.00%, 10/15/2026	400		407

Series 3946, Class BU, 3.00%, 10/15/2026	146		149

Series 3996, Class BA, 1.50%, 2/15/2027	137		137

Series 4015, Class GL, 2.25%, 3/15/2027	119		120

Series 4020, Class N, 3.00%, 3/15/2027	68		69

Series 4054, Class AE, 1.50%, 4/15/2027	268		266

Series 4029, Class LY, 3.00%, 4/15/2027	1,000		1,031

SEE NOTES TO FINANCIAL STATEMENTS.

328	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage obligations — continued

Series 4039, Class AB, 1.50%, 5/15/2027	227	226

Series 4039, Class PB, 1.50%, 5/15/2027	645	638

Series 4043, Class PB, 1.50%, 5/15/2027	483	478

Series 4097, Class HJ, 1.50%, 8/15/2027	820	810

Series 4089, Class AI, IO, 3.00%, 8/15/2027	3,440	167

Series 4103, Class HA, 2.50%, 9/15/2027	222	224

Series 4361, Class CA, 2.50%, 9/15/2027	546	550

Series 4257, Class A, 2.50%, 10/15/2027	282	285

Series 4131, Class BC, 1.25%, 11/15/2027	139	137

Series 4129, Class AP, 1.50%, 11/15/2027	802	789

Series 4286, Class J, 2.50%, 11/15/2027	271	272

Series 4141, Class BI, IO, 2.50%, 12/15/2027	3,416	166

Series 4304, Class DW, 2.50%, 12/15/2027	1,000	1,009

Series 4251, Class KW, 2.50%, 4/15/2028	992	1,000

Series 4207, Class JD, 1.50%, 5/15/2028	210	206

Series 4204, Class EG, 1.75%, 5/15/2028	1,274	1,269

Series 4204, Class HA, 2.50%, 5/15/2028	3,211	3,245

Series 4217, Class UD, 1.75%, 6/15/2028	336	331

Series 4085, Class VB, 3.50%, 9/15/2028	768	772

Series 2090, Class F, 0.39%, 10/15/2028 (d)	92	92

Series 4304, Class TD, 2.00%, 12/15/2028	1,673	1,686

Series 3523, Class MX, 4.50%, 4/15/2029	95	100

Series 2995, Class FT, 0.44%, 5/15/2029 (d)	127	127

Series 4338, Class TH, 2.25%, 5/15/2029	1,360	1,369

Series 4338, Class GE, 2.50%, 5/15/2029	100	101

Series 4564, Class QA, 3.00%, 7/15/2029	4,702	4,766

Series 3721, Class DG, 2.75%, 9/15/2030	240	242

Series 5065, Class A, 2.00%, 9/25/2030	2,564	2,561

Series 3775, Class DB, 4.00%, 12/15/2030	386	404

Series 3779, Class LB, 4.00%, 12/15/2030	412	433

Series 2303, Class FY, 0.49%, 4/15/2031 (d)	162	162

Series 4051, Class MB, 2.00%, 4/15/2031	39	39

Series 2326, Class ZQ, 6.50%, 6/15/2031	150	165

Series 4252, Class MD, 3.00%, 7/15/2031	26	26

Series 2362, Class F, 0.59%, 9/15/2031 (d)	92	92

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 4254, Class TA, 2.50%, 10/15/2031	590	596

Series 2500, Class FD, 0.69%, 3/15/2032 (d)	164	165

Series 4318, Class KB, 2.50%, 4/15/2032	178	179

Series 4170, Class QE, 2.00%, 5/15/2032	151	152

Series 4094, Class BF, 0.59%, 8/15/2032 (d)	446	446

Series 2492, Class GH, 6.00%, 8/15/2032	226	253

Series 4120, Class KA, 1.75%, 10/15/2032	732	724

Series 4142, Class PG, 2.00%, 12/15/2032	98	98

Series 2711, Class FC, 1.09%, 2/15/2033 (d)	1,064	1,089

Series 2602, Class FH, 0.50%, 4/15/2033 (d)	230	230

Series 4206, Class DZ, 3.00%, 5/15/2033	541	543

Series 4423, Class VN, 3.00%, 5/15/2033	1,100	1,115

Series 2617, Class Z, 5.50%, 5/15/2033	4,034	4,461

Series 4283, Class ZL, 3.00%, 8/15/2033	12,772	13,146

Series 2662, Class MT, 4.50%, 8/15/2033	74	78

Series 4620, IO, 5.00%, 9/15/2033	352	55

Series 2686, Class KZ, 4.50%, 10/15/2033	1,070	1,132

Series 2693, Class Z, 5.50%, 10/15/2033	166	183

Series 3005, Class PV, IF, 12.43%, 10/15/2033 (d)	4	5

Series 2727, Class PM, 4.50%, 1/15/2034	961	1,033

Series 2736, Class PE, 5.00%, 1/15/2034	3,821	4,173

Series 2806, Class FA, 1.19%, 2/15/2034 (d)	296	303

Series 4482, Class CA, 3.00%, 4/15/2034	7,280	7,322

Series 2989, Class MU, IF, IO, 6.81%, 7/15/2034 (d)	1,424	156

Series 3204, Class ZM, 5.00%, 8/15/2034	594	648

Series 2963, Class ZG, 5.00%, 11/15/2034	525	574

Series 2953, Class MF, 0.49%, 12/15/2034 (d)	35	35

Series 2898, Class PG, 5.00%, 12/15/2034	764	839

Series 3003, Class LD, 5.00%, 12/15/2034	130	143

Series 2901, Class S, IF, 9.97%, 12/15/2034 (d)	352	388

Series 4265, Class FD, 0.59%, 1/15/2035 (d)	319	321

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	329

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage obligations — continued

Series 2933, Class EM, 5.50%, 1/15/2035	74	79

Series 2929, Class PG, 5.00%, 2/15/2035	94	103

Series 2941, Class Z, 4.50%, 3/15/2035	1,073	1,096

Series 2953, Class PG, 5.50%, 3/15/2035	322	360

Series 2973, Class EB, 5.50%, 4/15/2035	1,720	1,786

Series 2976, Class HZ, 4.50%, 5/15/2035	313	333

Series 2996, Class PB, 5.50%, 5/15/2035	1,598	1,682

Series 3002, Class BN, 5.00%, 7/15/2035	274	300

Series 3013, Class HZ, 5.00%, 8/15/2035	922	1,003

Series 3036, Class NE, 5.00%, 9/15/2035	99	109

Series 3101, Class UZ, 6.00%, 1/15/2036	212	240

Series 3174, Class LF, 0.54%, 5/15/2036 (d)	237	238

Series 3662, Class ZB, 5.50%, 8/15/2036	168	189

Series 4646, Class JV, 3.50%, 11/15/2036	6,446	6,706

Series 3704, Class DC, 4.00%, 11/15/2036	428	437

Series 3688, Class NB, 4.50%, 11/15/2036	729	785

Series 3855, Class AM, 6.50%, 11/15/2036	2,240	2,483

Series 3704, Class CZ, 4.00%, 12/15/2036	1,558	1,643

Series 3249, Class CL, 4.25%, 12/15/2036	1,630	1,710

Series 3258, Class PM, 5.50%, 12/15/2036	456	503

Series 4279, Class JA, 3.00%, 2/15/2037	164	165

Series 3305, Class IW, IF, IO, 6.26%, 4/15/2037 (d)	374	27

Series 3318, Class HF, 0.45%, 5/15/2037 (d)	288	289

Series 3326, Class FG, 0.54%, 6/15/2037 (d)	666	670

Series 3724, Class CM, 5.50%, 6/15/2037	340	375

Series 3351, Class ZC, 5.50%, 7/15/2037	1,314	1,439

Series 3420, Class EI, IO, 1.12%, 8/15/2037 (e)	3,980	189

Series 3429, Class S, IF, IO, 6.63%, 3/15/2038 (d)	585	114

Series 3447, Class DB, 5.00%, 5/15/2038	1,831	1,958

Series 3459, Class MB, 5.00%, 6/15/2038	109	119

Series 3575, Class ZA, 5.00%, 6/15/2038	4,513	4,949

Series 4773, Class VK, 4.00%, 7/15/2038	630	633

Series 3546, Class A, 1.63%, 2/15/2039 (d)	543	556

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3540, Class A, 5.00%, 5/15/2039	298	314

Series 4428, Class LA, 3.00%, 6/15/2039	1,024	1,038

Series 4346, Class A, 3.50%, 7/15/2039	86	89

Series 3597, Class HM, 4.50%, 8/15/2039	216	226

Series 3569, Class NY, 5.00%, 8/15/2039	622	681

Series 3572, Class JS, IF, IO, 6.61%, 9/15/2039 (d)	424	49

Series 4212, Class LA, 3.00%, 10/15/2039	625	632

Series 3585, Class KW, 4.50%, 10/15/2039	1,751	1,877

Series 3768, Class MB, 4.00%, 12/15/2039	31	31

Series 3910, Class CT, 4.00%, 12/15/2039	7	7

Series 3609, Class SA, IF, IO, 6.15%, 12/15/2039 (d)	2,347	261

Series 4329, Class KA, 3.00%, 1/15/2040	172	173

Series 3632, Class PK, 5.00%, 2/15/2040	415	444

Series 4352, Class A, 3.00%, 4/15/2040	52	52

Series 3656, Class PM, 5.00%, 4/15/2040	2,770	3,046

Series 4390, Class NY, 3.00%, 6/15/2040	258	259

Series 3819, Class G, 4.00%, 6/15/2040	19	19

Series 3786, Class NA, 4.50%, 7/15/2040	101	106

Series 3960, Class FJ, 0.54%, 8/15/2040 (d)	3	3

Series 3726, Class PA, 3.00%, 8/15/2040	271	276

Series 3706, Class P, 4.00%, 8/15/2040	4,084	4,208

Series 4655, Class DJ, 3.00%, 10/15/2040	2,695	2,763

Series 4088, Class LE, 4.00%, 10/15/2040	294	297

Series 4318, Class KZ, 4.00%, 12/15/2040	3,016	3,212

Series 3769, Class ZC, 4.50%, 12/15/2040	1,413	1,494

Series 3803, Class FY, 0.59%, 1/15/2041 (d)	85	85

Series 3822, Class ZG, 4.00%, 2/15/2041	6,572	7,113

Series 4080, Class DA, 2.00%, 3/15/2041	304	303

Series 3844, Class FA, 0.64%, 4/15/2041 (d)	272	276

Series 3862, Class GA, 4.00%, 4/15/2041	263	277

Series 4074, Class PA, 3.00%, 5/15/2041	911	920

Series 4050, Class BA, 3.50%, 5/15/2041	363	365

Series 4229, Class MA, 3.50%, 5/15/2041	8,449	8,724

Series 3859, Class JB, 5.00%, 5/15/2041	393	426

SEE NOTES TO FINANCIAL STATEMENTS.

330	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage obligations — continued

Series 4150, Class JE, 2.00%, 6/15/2041	1,008	1,004

Series 3884, Class BL, 4.50%, 6/15/2041	5,626	5,917

Series 3939, Class BZ, 4.50%, 6/15/2041	2,895	2,983

Series 4150, Class FN, 0.49%, 7/15/2041 (d)	476	477

Series 4105, Class HA, 2.00%, 7/15/2041	1,479	1,475

Series 4150, Class FY, 0.49%, 8/15/2041 (d)	473	475

Series 4152, Class LE, 1.75%, 8/15/2041	3,919	3,893

Series 4143, Class NA, 2.50%, 8/15/2041	2,457	2,473

Series 3904, Class HC, 4.00%, 8/15/2041	1,045	1,102

Series 3906, Class B, 4.00%, 8/15/2041	3,626	3,743

Series 3952, Class BQ, 2.00%, 10/15/2041	2,827	2,768

Series 3947, Class BH, 2.50%, 10/15/2041	4,267	4,266

Series 3934, Class KB, 5.00%, 10/15/2041	600	672

Series 3966, Class VZ, 4.00%, 12/15/2041	857	907

Series 4550, Class NA, 3.00%, 1/15/2042	727	731

Series 4122, Class PA, 1.50%, 2/15/2042	379	374

Series 4144, Class KD, 1.75%, 3/15/2042	542	528

Series 4215, Class NA, 3.00%, 4/15/2042	178	182

Series 4499, Class AB, 3.00%, 6/15/2042	662	660

Series 4088, Class BP, 3.00%, 8/15/2042	3,435	3,450

Series 4143, Class AE, 2.00%, 9/15/2042	2,151	2,130

Series 4656, Class EA, 4.00%, 9/15/2042	1,184	1,206

Series 4158, Class TC, 1.75%, 12/15/2042	315	309

Series 4821, Class NY, 4.00%, 12/15/2042	7,838	8,109

Series 4247, Class AK, 4.50%, 12/15/2042	562	585

Series 4158, Class LD, 2.00%, 1/15/2043	584	576

Series 4966, Class A, 2.50%, 4/25/2043	35	35

Series 4199, Class YZ, 3.50%, 5/15/2043	4,979	5,159

Series 4795, Class MP, 3.50%, 5/15/2043	928	938

Series 4302, Class MA, 3.00%, 7/15/2043	1,790	1,820

Series 4314, Class LP, 3.50%, 7/15/2043	60	61

Series 4558, Class DA, 3.50%, 7/15/2043	626	630

Series 4492, Class MA, 4.00%, 7/15/2043	1,163	1,180

Series 4311, Class ED, 2.75%, 9/15/2043	113	113

Series 4480, Class LA, 3.50%, 9/15/2043	253	258

Series 4450, Class NH, 2.00%, 10/15/2043	129	129

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 4330, Class PE, 3.00%, 11/15/2043	239	243

Series 4690, Class WA, 3.50%, 12/15/2043	1,368	1,383

Series 4286, Class MP, 4.00%, 12/15/2043	444	472

Series 4316, Class DZ, 3.00%, 3/15/2044	3,169	3,283

Series 4688, Class A, 3.50%, 3/15/2044	217	217

Series 4338, Class A, 2.50%, 5/15/2044	620	625

Series 4505, Class P, 3.50%, 5/15/2044	1,592	1,648

Series 4360, Class PZ, 3.00%, 7/15/2044	1,746	1,722

Series 4417, Class PZ, 3.00%, 12/15/2044	3,719	3,777

Series 4545, Class PG, 3.00%, 12/15/2044	927	924

Series 4745, Class EC, 3.00%, 12/15/2044	2,321	2,312

Series 4425, Class TA, 2.00%, 1/15/2045	342	332

Series 4461, Class LZ, 3.00%, 3/15/2045	4,483	4,505

Series 4457, Class KZ, 3.00%, 4/15/2045	10,534	10,635

Series 4753, Class DA, 4.00%, 4/15/2045	113	113

Series 4478, Class PC, 2.00%, 5/15/2045	1,363	1,328

Series 4631, Class PA, 3.00%, 5/15/2045	2,399	2,436

Series 4664, Class PH, 3.50%, 5/15/2045	1,332	1,366

Series 4698, Class DA, 4.50%, 5/15/2045	2,733	2,855

Series 4758, Class HA, 4.00%, 6/15/2045	122	122

Series 4759, Class MA, 3.00%, 9/15/2045	145	147

Series 4777, Class CB, 3.50%, 10/15/2045	2,202	2,256

Series 4591, Class QE, 2.75%, 4/15/2046	261	259

Series 4574, Class YH, 3.00%, 4/15/2046	381	381

Series 4774, Class LP, 3.50%, 9/15/2046	4,915	5,032

Series 4714, Class PA, 3.00%, 11/15/2046	2,375	2,408

Series 4657, Class VZ, 3.00%, 2/15/2047	11,929	12,112

Series 4830, Class AP, 4.00%, 2/15/2047	1,331	1,381

Series 4675, Class EZ, 3.50%, 4/15/2047	1,539	1,620

Series 4682, Class LC, 2.50%, 5/15/2047	786	778

Series 4682, Class AP, 3.00%, 5/15/2047	1,031	1,034

Series 4703, Class KZ, 3.50%, 7/15/2047	7,042	7,369

Series 4740, Class JA, 3.00%, 10/15/2047	2,135	2,123

Series 4749, Class ZL, 3.50%, 12/15/2047	17,930	18,583

Series 4936, Class AP, 2.50%, 9/25/2048	357	357

Series 4941, Class NP, 2.50%, 5/25/2049	1,049	1,049

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	331

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage obligations — continued

Series 4922, Class GE, 2.50%, 7/25/2049	1,122		1,117

Series 4952, Class PA, 2.50%, 2/25/2050	1,589		1,582

FHLMC, STRIPS

Series 302, Class 350, 3.50%, 2/15/2028	233		239

Series 218, PO, 2/1/2032	103		95

Series 290, Class 200, 2.00%, 11/15/2032	497		491

Series 277, Class 30, 3.00%, 9/15/2042	2,886		2,941

Series 359, Class 350, 3.50%, 10/15/2047	1,983		2,042

FNMA, REMIC

Series G92-19, Class M, 8.50%, 4/25/2022	—	(f)	—	(f)

Series G92-40, Class ZC, 7.00%, 7/25/2022	—	(f)	—	(f)

Series G92-35, Class E, 7.50%, 7/25/2022	—	(f)	—	(f)

Series G92-35, Class EA, 8.00%, 7/25/2022	2		2

Series 1992-131, Class KB, 8.00%, 8/25/2022	12		12

Series G92-54, Class ZQ, 7.50%, 9/25/2022	—	(f)	—	(f)

Series 1992-185, Class L, 8.00%, 10/25/2022	20		20

Series G92-64, Class J, 8.00%, 11/25/2022	24		24

Series G92-66, Class K, 8.00%, 12/25/2022	13		13

Series 1997-44, Class N, PO, 6/25/2023	24		23

Series 1993-216, Class E, PO, 8/25/2023	10		10

Series 1993-235, Class G, PO, 9/25/2023	—	(f)	—	(f)

Series 1993-165, Class SN, IF, 11.47%, 9/25/2023 (d)	—	(f)	—	(f)

Series 2003-106, Class WG, 4.50%, 11/25/2023	739		752

Series 1993-226, Class PK, 6.00%, 12/25/2023	51		52

Series 1994-15, Class ZK, 5.50%, 2/25/2024	117		120

Series 1994-43, Class PK, 6.35%, 2/25/2024	50		52

Series 2001-40, PO, 4/25/2024	21		21

Series G94-6, Class PJ, 8.00%, 5/17/2024	26		27

Series 2013-52, Class PV, 3.00%, 10/25/2024	416		416

Series 2010-38, Class B, 4.00%, 4/25/2025	94		95

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2011-17, Class GD, 3.50%, 2/25/2026	13	13

Series 2011-48, Class CN, 4.00%, 6/25/2026 (e)	59	62

Series 2011-61, Class B, 3.00%, 7/25/2026	352	358

Series 2011-72, Class KB, 3.50%, 8/25/2026	484	496

Series 2013-100, Class VW, 3.00%, 11/25/2026	801	808

Series 2012-32, Class DE, 3.00%, 12/25/2026	176	179

Series 2015-96, Class EA, 3.00%, 12/25/2026	1,875	1,906

Series 2012-26, Class CA, 2.50%, 3/25/2027	624	625

Series 2012-53, Class BK, 1.75%, 5/25/2027	2,223	2,215

Series 2012-46, Class KI, IO, 3.50%, 5/25/2027	5,874	300

Series 2012-102, Class GA, 1.38%, 9/25/2027	1,735	1,711

Series 2012-102, Class IB, IO, 3.50%, 9/25/2027	2,949	176

Series 2020-9, Class D, 6.50%, 9/25/2027	1,199	1,250

Series 2012-127, Class AC, 1.50%, 11/25/2027	571	566

Series 2012-124, Class HG, 2.00%, 11/25/2027	312	313

Series 2013-5, Class DA, 1.50%, 2/25/2028	323	317

Series 2014-26, Class HC, 2.50%, 2/25/2028	73	73

Series 2013-13, Class KD, 1.50%, 3/25/2028	283	279

Series 2008-72, IO, 5.00%, 8/25/2028	27	1

Series 2013-137, Class BA, 1.50%, 1/25/2029	503	492

Series 2009-15, Class AC, 5.50%, 3/25/2029	865	927

Series 2009-58, Class B, 4.50%, 8/25/2029	1,057	1,108

Series 2010-14, Class AC, 4.00%, 3/25/2030	218	227

Series 2013-101, Class HA, 3.00%, 10/25/2030	22	22

Series 2012-14, Class EA, 2.50%, 12/25/2030	33	34

SEE NOTES TO FINANCIAL STATEMENTS.

332	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage obligations — continued

Series 2012-20, Class BD, 2.00%, 1/25/2031	2,690	2,698

Series 2001-38, Class EA, PO, 8/25/2031	49	47

Series 2015-89, Class KE, 2.00%, 11/25/2031	126	125

Series 2012-98, Class QG, 1.75%, 1/25/2032	490	486

Series 2001-81, Class HE, 6.50%, 1/25/2032	2,160	2,409

Series 2002-34, Class FA, 0.64%, 5/18/2032 (d)	113	114

Series 2016-12, Class EG, 2.00%, 5/25/2032	1,266	1,262

Series 2013-109, Class BA, 3.00%, 10/25/2032	852	865

Series 2002-64, Class PG, 5.50%, 10/25/2032	1,730	1,913

Series 2004-61, Class FH, 0.99%, 11/25/2032 (d)	960	979

Series 2002-77, Class TF, 1.14%, 12/18/2032 (d)	177	181

Series 2002-77, Class QG, 5.50%, 12/25/2032	388	424

Series 2002-84, Class DZ, 5.50%, 12/25/2032	233	259

Series 2012-148, Class CK, 1.75%, 1/25/2033	1,271	1,261

Series 2002-94, Class BZ, 5.50%, 1/25/2033	1,039	1,145

Series 2003-7, Class FB, 0.94%, 2/25/2033 (d)	247	251

Series 2013-18, Class TG, 2.00%, 2/25/2033	525	523

Series 2019-66, Class MA, 3.00%, 2/25/2033	2,191	2,203

Series 2013-116, Class CE, 3.00%, 4/25/2033	1,244	1,258

Series 2013-31, Class NL, 4.00%, 4/25/2033	490	520

Series 2003-42, Class CI, IO, 6.50%, 5/25/2033	180	26

Series 2003-63, Class A7, 5.50%, 6/25/2033	2,193	2,400

Series 2003-49, IO, 6.50%, 6/25/2033	256	50

Series 2003-58, Class GL, 3.50%, 7/25/2033	132	140

Series 2013-133, Class WA, 3.00%, 8/25/2033	2,510	2,518

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2003-84, Class PZ, 5.00%, 9/25/2033	70	76

Series 2013-119, Class VA, 3.00%, 10/25/2033	1,817	1,839

Series 2003-107, Class ZD, 6.00%, 11/25/2033	1,400	1,575

Series 2014-1, Class KV, 3.00%, 1/25/2034	2,217	2,233

Series 2014-19, Class VK, 4.50%, 4/25/2034	825	835

Series 2004-38, Class AO, PO, 5/25/2034	2,479	2,020

Series 2004-72, Class F, 0.69%, 9/25/2034 (d)	133	134

Series 2004-91, Class BR, 5.50%, 12/25/2034	73	80

Series 2004-90, Class ZU, 6.00%, 12/25/2034	1,091	1,239

Series 2005-5, Class PA, 5.00%, 1/25/2035	400	422

Series 2004-101, Class AR, 5.50%, 1/25/2035	13	14

Series 2005-27, Class HZ, 5.00%, 4/25/2035	2,018	2,196

Series 2005-31, Class PB, 5.50%, 4/25/2035	948	1,042

Series 2005-38, Class FK, 0.49%, 5/25/2035 (d)	473	475

Series 2015-41, Class CA, 3.00%, 6/25/2035	586	602

Series 2005-66, Class PF, 0.44%, 7/25/2035 (d)	151	151

Series 2005-55, Class PN, 5.50%, 7/25/2035	2,250	2,502

Series 2005-64, Class PL, 5.50%, 7/25/2035	73	80

Series 2005-103, Class BT, IF, 6.50%, 7/25/2035 (d)	240	264

Series 2006-4, Class PB, 6.00%, 9/25/2035	508	527

Series 2010-39, Class FT, 1.14%, 10/25/2035 (d)	772	793

Series 2005-88, Class ZC, 5.00%, 10/25/2035	2,341	2,546

Series 2007-109, Class VZ, 5.00%, 10/25/2035	1,894	2,067

Series 2005-84, Class MB, 5.75%, 10/25/2035	959	1,039

Series 2013-114, Class JA, 3.00%, 11/25/2035	90	91

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	333

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage obligations — continued

Series 2015-87, Class TB, 4.00%, 11/25/2035	4,859	5,140

Series 2005-101, Class B, 5.00%, 11/25/2035	1,084	1,180

Series 2005-99, Class AF, 0.54%, 12/25/2035 (d)	123	124

Series 2014-88, Class ER, 2.50%, 2/25/2036	97	98

Series 2006-16, Class FC, 0.49%, 3/25/2036 (d)	105	106

Series 2006-14, Class DB, 5.50%, 3/25/2036	453	496

Series 2006-27, Class BF, 0.49%, 4/25/2036 (d)	194	195

Series 2006-46, Class FW, 0.59%, 6/25/2036 (d)	310	312

Series 2006-42, Class PF, 0.60%, 6/25/2036 (d)	229	231

Series 2006-50, Class PE, 5.00%, 6/25/2036	382	418

Series 2009-71, Class JT, 6.00%, 6/25/2036	219	242

Series 2006-101, Class FC, 0.49%, 7/25/2036 (d)	248	248

Series 2006-101, Class FD, 0.49%, 7/25/2036 (d)	158	158

Series 2006-56, Class DC, 0.84%, 7/25/2036 (d)	294	297

Series 2006-58, Class ST, IF, IO, 6.96%, 7/25/2036 (d)	355	54

Series 2007-1, Class NF, 0.44%, 2/25/2037 (d)	365	365

Series 2007-16, Class FC, 0.94%, 3/25/2037 (d)	17	18

Series 2014-67, Class VD, 3.00%, 3/25/2037	1,389	1,401

Series 2007-22, Class SC, IF, IO, 5.89%, 3/25/2037 (d)	36	1

Series 2007-33, Class MS, IF, IO, 6.40%, 4/25/2037 (d)	1,456	183

Series 2011-71, Class FB, 0.69%, 5/25/2037 (d)	142	142

Series 2007-57, Class ZE, 4.75%, 5/25/2037	394	407

Series 2007-B2, Class ZA, 5.50%, 6/25/2037	2,163	2,423

Series 2008-93, Class AM, 5.50%, 6/25/2037	21	21

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2008-5, Class PE, 5.00%, 8/25/2037	114	125

Series 2007-85, Class SH, IF, IO, 6.31%, 9/25/2037 (d)	987	61

Series 2007-117, Class FM, 0.89%, 1/25/2038 (d)	175	180

Series 2007-117, Class MF, 0.89%, 1/25/2038 (d)	329	338

Series 2008-24, Class PF, 0.84%, 2/25/2038 (d)	129	130

Series 2008-18, Class SE, IF, IO, 6.08%, 3/25/2038 (d)	95	11

Series 2008-25, Class DZ, 5.75%, 4/25/2038	440	493

Series 2013-96, Class YA, 3.50%, 9/25/2038	415	423

Series 2008-83, Class CA, 6.00%, 9/25/2038	558	631

Series 2010-134, Class DJ, 2.25%, 3/25/2039	404	405

Series 2011-104, Class KE, 2.50%, 3/25/2039	15	15

Series 2011-104, Class KY, 4.00%, 3/25/2039	192	194

Series 2009-29, Class LA, 1.37%, 5/25/2039 (d)	1,089	1,057

Series 2009-62, Class HJ, 6.00%, 5/25/2039	175	181

Series 2013-25, Class DC, 2.50%, 6/25/2039	575	580

Series 2009-59, Class HB, 5.00%, 8/25/2039	1,465	1,600

Series 2009-70, Class FA, 1.39%, 9/25/2039 (d)	106	107

Series 2009-73, Class HJ, 6.00%, 9/25/2039	149	167

Series 2010-118, Class EF, 0.64%, 10/25/2039 (d)	95	95

Series 2009-86, Class PE, 5.00%, 10/25/2039	3,344	3,649

Series 2013-125, Class AB, 4.00%, 11/25/2039	251	261

Series 2009-87, Class B, 4.50%, 11/25/2039	1,856	1,955

Series 2009-112, Class SW, IF, IO, 6.06%, 1/25/2040 (d)	2,749	282

Series 2013-1, Class BA, 3.00%, 2/25/2040	321	323

SEE NOTES TO FINANCIAL STATEMENTS.

334	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage obligations — continued

Series 2010-35, Class KF, 0.69%, 4/25/2040 (d)	277	279

Series 2011-4, Class PK, 3.00%, 4/25/2040	884	896

Series 2010-37, Class CY, 5.00%, 4/25/2040	63	68

Series 2011-3, Class KA, 5.00%, 4/25/2040	303	315

Series 2011-61, Class ZA, 5.00%, 4/25/2040	1,171	1,278

Series 2011-21, Class PA, 4.50%, 5/25/2040	959	1,001

Series 2010-43, Class HJ, 5.50%, 5/25/2040	194	218

Series 2010-58, Class FA, 0.74%, 6/25/2040 (d)	395	401

Series 2010-58, Class FY, 0.92%, 6/25/2040 (d)	156	160

Series 2012-63, Class MA, 4.00%, 6/25/2040	709	724

Series 2010-64, Class DM, 5.00%, 6/25/2040	946	1,026

Series 2016-66, Class DE, 2.00%, 9/25/2040	1,061	1,054

Series 2010-109, Class M, 3.00%, 9/25/2040	1,482	1,503

Series 2012-9, Class YF, 0.59%, 11/25/2040 (d)	30	30

Series 2013-106, Class GA, 2.50%, 11/25/2040	23	23

Series 2010-126, Class LI, IO, 4.00%, 11/25/2040	692	48

Series 2012-70, Class HP, 2.00%, 1/25/2041	2,950	2,960

Series 2010-154, Class MW, 3.50%, 1/25/2041	4,664	4,832

Series 2011-18, Class KY, 4.00%, 3/25/2041	729	765

Series 2013-15, Class CP, 1.75%, 4/25/2041	1,703	1,695

Series 2014-70, Class CW, 3.00%, 4/25/2041	6,593	6,638

Series 2011-35, Class PE, 4.00%, 4/25/2041	1,424	1,465

Series 2013-96, Class CA, 4.00%, 4/25/2041	174	176

Series 2011-53, Class FT, 0.77%, 6/25/2041 (d)	150	152

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2011-52, Class GB, 5.00%, 6/25/2041	112	123

Series 2013-77, Class EP, 2.50%, 7/25/2041	876	877

Series 2011-128, Class KP, 4.50%, 7/25/2041	68	71

Series 2011-59, Class NZ, 5.50%, 7/25/2041	786	877

Series 2012-147, Class NE, 1.75%, 8/25/2041	1,854	1,833

Series 2012-14, Class PA, 2.00%, 8/25/2041	260	260

Series 2013-72, Class LY, 3.50%, 8/25/2041	757	777

Series 2013-5, Class AE, 1.75%, 9/25/2041	2,320	2,311

Series 2015-45, Class GA, 2.50%, 9/25/2041	573	575

Series 2013-126, Class CA, 4.00%, 9/25/2041	363	378

Series 2011-123, Class BP, 2.00%, 10/25/2041	4,136	4,054

Series 2011-141, Class MA, 3.50%, 10/25/2041	251	248

Series 2013-100, Class MP, 4.50%, 11/25/2041	3,309	3,458

Series 2012-64, Class PK, 4.50%, 12/25/2041	1,134	1,186

Series 2012-113, Class DC, 2.25%, 1/25/2042	211	211

Series 2012-27, Class PL, 2.00%, 2/25/2042	298	297

Series 2012-139, Class NY, 5.00%, 2/25/2042	1,929	2,085

Series 2012-133, Class AP, 1.75%, 3/25/2042	4,411	4,285

Series 2016-21, Class BA, 3.00%, 3/25/2042	903	907

Series 2012-100, Class TL, 4.00%, 4/25/2042	329	349

Series 2012-80, Class EB, 4.50%, 4/25/2042	616	632

Series 2013-9, Class CB, 5.50%, 4/25/2042	3,274	3,617

Series 2012-128, Class VF, 0.44%, 6/25/2042 (d)	588	589

Series 2013-73, Class PG, 2.50%, 6/25/2042	1,052	1,052

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	335

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage obligations — continued

Series 2016-95, Class KA, 3.00%, 6/25/2042	2,234	2,243

Series 2013-96, Class FY, 0.54%, 7/25/2042 (d)	240	241

Series 2012-144, Class HP, 1.75%, 7/25/2042	565	560

Series 2013-93, Class PJ, 3.00%, 7/25/2042	872	867

Series 2013-34, Class PC, 2.50%, 8/25/2042	669	670

Series 2017-46, Class NA, 3.00%, 8/25/2042	61	61

Series 2014-18, Class DE, 4.00%, 8/25/2042	1,154	1,177

Series 2012-94, Class K, 2.00%, 9/25/2042	1,082	1,054

Series 2013-60, Class PD, 2.00%, 10/25/2042	740	728

Series 2012-112, Class DA, 3.00%, 10/25/2042	2,441	2,490

Series 2013-81, Class NC, 3.00%, 10/25/2042	738	751

Series 2013-72, Class AF, 0.44%, 11/25/2042 (d)	82	82

Series 2012-128, Class BA, 1.50%, 11/25/2042	5,230	5,150

Series 2013-20, Class JP, 2.00%, 11/25/2042	1,220	1,216

Series 2013-6, Class HD, 1.50%, 12/25/2042	424	409

Series 2013-35, Class LP, 3.00%, 1/25/2043	6,100	6,158

Series 2013-61, Class BA, 3.00%, 1/25/2043	2,053	2,033

Series 2013-58, Class FP, 0.44%, 2/25/2043 (d)	801	803

Series 2013-10, Class PA, 1.50%, 2/25/2043	1,076	1,023

Series 2013-10, Class UB, 2.00%, 2/25/2043	1,367	1,320

Series 2015-55, Class PK, 2.50%, 3/25/2043	4,283	4,291

Series 2016-36, Class BC, 2.50%, 3/25/2043	989	992

Series 2013-100, Class PL, 4.50%, 3/25/2043	917	988

Series 2013-64, Class PF, 0.44%, 4/25/2043 (d)	658	659

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2013-66, Class LB, 1.50%, 4/25/2043	109	107

Series 2020-18, Class BA, 2.50%, 4/25/2043	94	94

Series 2017-46, Class MG, 3.00%, 4/25/2043	22	22

Series 2013-26, Class ZV, 3.50%, 4/25/2043	10,925	11,604

Series 2013-33, Class UZ, 3.50%, 4/25/2043	8,194	8,674

Series 2018-18, Class P, 3.50%, 4/25/2043	777	780

Series 2014-3, Class BL, 2.50%, 6/25/2043	95	96

Series 2013-66, Class MB, 3.00%, 7/25/2043	2,000	2,046

Series 2014-43, Class PZ, 3.00%, 7/25/2043	1,312	1,309

Series 2014-32, Class DK, 3.00%, 8/25/2043	411	419

Series 2013-92, Class DE, 4.00%, 9/25/2043	600	678

Series 2015-34, Class UP, 3.00%, 11/25/2043	967	970

Series 2014-15, Class AC, 3.50%, 4/25/2044	5,762	6,027

Series 2014-56, Class Z, 3.50%, 9/25/2044	8,466	8,533

Series 2017-74, Class KA, 3.00%, 11/25/2044	473	477

Series 2016-100, Class P, 3.50%, 11/25/2044	87	89

Series 2020-18, Class DC, 2.50%, 2/25/2045	508	507

Series 2015-33, Class DT, 2.50%, 6/25/2045	668	671

Series 2015-33, Class P, 2.50%, 6/25/2045	1,282	1,292

Series 2015-51, Class KC, 3.00%, 6/25/2045	443	439

Series 2016-106, Class BA, 3.00%, 6/25/2045	4,088	4,160

Series 2017-18, Class DA, 3.00%, 8/25/2045	1,708	1,723

Series 2016-84, Class LA, 3.00%, 12/25/2045	1,193	1,209

Series 2016-2, Class GA, 3.00%, 2/25/2046	2,152	2,205

SEE NOTES TO FINANCIAL STATEMENTS.

336	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage obligations — continued

Series 2016-16, Class AL, 3.00%, 4/25/2046	11,871	12,167

Series 2017-15, Class PE, 3.50%, 4/25/2046	1,559	1,584

Series 2017-58, Class P, 3.00%, 6/25/2046	4,293	4,361

Series 2018-48, Class PA, 4.00%, 6/25/2046	8,566	8,884

Series 2017-68, Class HQ, 3.00%, 7/25/2046	1,426	1,450

Series 2016-80, Class JP, 3.00%, 11/25/2046	760	766

Series 2017-85, Class HA, 3.00%, 12/25/2046	1,772	1,824

Series 2017-10, Class FA, 0.59%, 3/25/2047 (d)	290	292

Series 2017-11, Class PH, 2.50%, 3/25/2047	266	267

Series 2017-89, Class KZ, 3.50%, 8/25/2047	6,576	6,970

Series 2017-84, Class JA, 2.75%, 9/25/2047	781	775

Series 2017-96, Class MA, 3.00%, 12/25/2047	569	573

Series 2017-102, Class PZ, 3.50%, 12/25/2047	2,204	2,335

Series 2018-37, Class BC, 3.50%, 12/25/2047	458	461

Series 2018-13, Class PA, 3.00%, 3/25/2048	10,152	10,109

Series 2018-15, Class NZ, 3.00%, 3/25/2048	9,019	9,206

Series 2018-15, Class ZG, 3.50%, 3/25/2048	2,472	2,503

Series 2019-17, Class KA, 3.50%, 4/25/2048	558	558

Series 2019-65, Class PA, 2.50%, 5/25/2048	230	231

Series 2019-11, Class EA, 3.00%, 5/25/2048	1,043	1,061

Series 2019-20, Class PB, 2.75%, 7/25/2048	382	385

Series 2018-87, Class BA, 4.00%, 7/25/2048	364	370

Series 2020-94, PO, 9/25/2048	789	712

Series 2019-9, Class ZA, 3.50%, 9/25/2048	7,736	7,906

Series 2019-51, Class DW, 3.50%, 11/25/2048	1,251	1,248

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2020-49, Class GA, 1.50%, 2/25/2049	3,522		3,389

Series 2020-49, Class GC, 2.00%, 2/25/2049	3,519		3,447

Series 2009-11, Class ZY, 5.50%, 3/25/2049	3,565		3,607

Series 2019-18, Class BA, 3.50%, 5/25/2049	11,469		11,983

Series 2019-70, Class JA, 2.50%, 9/25/2049	248		244

Series 2019-72, Class KA, 2.50%, 9/25/2049	288		286

Series 2020-15, Class EA, 2.00%, 10/25/2049	859		841

Series 2019-70, Class MB, 2.50%, 12/25/2049	1,000		978

Series 2019-81, Class LA, 2.50%, 12/25/2049	481		482

Series 2020-7, Class DZ, 3.00%, 2/25/2050	930		933

Series 2020-15, Class EM, 3.00%, 3/25/2050	722		728

Series 2019-33, Class MA, 3.50%, 7/25/2055	1,077		1,106

Series 2018-70, Class HA, 3.50%, 10/25/2056	860		880

FNMA, REMIC Trust, Whole Loan Series 1995-W3, Class A, 9.00%, 4/25/2025	—	(f)	—	(f)

FNMA, REMIC, Whole Loan

Series 2007-54, Class FA, 0.59%, 6/25/2037 (d)	137		138

Series 2007-106, Class A7, 6.25%, 10/25/2037 (d)	183		207

Series 2001-50, Class BA, 7.00%, 10/25/2041	87		96

FNMA, STRIPS

Series 268, Class 2, IO, 9.00%, 2/25/2023	—	(f)	—	(f)

Series 289, Class 1, PO, 11/25/2027	92		88

Series 334, Class 17, IO, 6.50%, 2/25/2033 (d)	165		28

Series 334, Class 9, IO, 6.00%, 3/25/2033	344		56

Series 334, Class 13, IO, 6.00%, 3/25/2033 (d)	134		20

Series 356, Class 16, IO, 5.50%, 6/25/2035 (d)	111		17

Series 359, Class 16, IO, 5.50%, 10/25/2035 (d)	92		15

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	337

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage obligations — continued

Series 369, Class 19, IO, 6.00%, 10/25/2036 (d)	97	18

Series 369, Class 26, IO, 6.50%, 10/25/2036 (d)	69	14

Series 386, Class 20, IO, 6.50%, 8/25/2038 (d)	177	33

Series 394, Class C3, IO, 6.50%, 9/25/2038	328	64

Series 411, Class A3, 3.00%, 8/25/2042	1,510	1,530

FNMA, Whole Loan Series 2007-W1, Class 1AF1, 0.45%, 11/25/2046 (d)	1,508	1,496

GNMA

Series 2011-132, Class GJ, 2.00%, 9/16/2026	289	292

Series 2011-155, Class A, 3.00%, 11/20/2026	90	92

Series 2011-158, Class AB, 3.00%, 11/20/2026	224	228

Series 2012-3, Class AK, 3.00%, 1/16/2027	1,236	1,264

Series 2012-32, Class EG, 3.00%, 3/16/2027	610	622

Series 2013-75, Class AC, 1.50%, 5/20/2028	1,281	1,266

Series 2018-78I, Class EV, 3.00%, 8/20/2031	1,547	1,569

Series 2003-50, Class F, 0.43%, 5/16/2033 (d)	127	127

Series 2004-39, Class IN, IO, 5.50%, 6/20/2033	137	9

Series 2006-26, Class S, IF, IO, 6.34%, 6/20/2036 (d)	3,965	404

Series 2007-16, Class KU, IF, IO, 6.49%, 4/20/2037 (d)	2,479	303

Series 2009-106, Class XL, IF, IO, 6.59%, 6/20/2037 (d)	2,285	297

Series 2013-23, Class BP, 3.00%, 9/20/2037	398	403

Series 2008-75, Class SP, IF, IO, 7.31%, 8/20/2038 (d)	827	80

Series 2009-14, Class SA, IF, IO, 5.92%, 3/20/2039 (d)	2,458	173

Series 2009-14, Class KS, IF, IO, 6.14%, 3/20/2039 (d)	1,019	96

Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	306	60

Series 2009-75, Class NB, 4.50%, 6/20/2039	109	112

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2010-144, Class DA, 4.00%, 9/16/2039	6	6

Series 2013-167, Class EP, 2.50%, 11/20/2039	64	64

Series 2010-59, Class HZ, 4.50%, 5/16/2040	1,726	1,857

Series 2011-26, Class PA, 4.00%, 7/20/2040	32	33

Series 2011-73, Class KB, 4.00%, 1/16/2041	520	529

Series 2013-71, Class NA, 2.50%, 8/20/2041	92	93

Series 2015-116, Class A, 2.50%, 3/20/2042	813	821

Series 2012-96, Class WP, 6.50%, 8/16/2042	2,840	3,302

Series 2012-127, Class PA, 2.00%, 9/16/2042	1,554	1,544

Series 2013-42, Class ND, 1.75%, 11/20/2042	129	127

Series 2013-28, Class DE, 1.75%, 12/20/2042	280	275

Series 2014-12, Class ZA, 3.00%, 1/20/2044	18,648	19,113

Series 2018-33, Class D, 3.00%, 1/20/2044	1,177	1,189

Series 2018-29, Class LC, 3.00%, 4/20/2044	230	229

Series 2016-25, Class QH, 3.00%, 12/16/2044	1,589	1,609

Series 2015-80, Class CP, 4.50%, 6/20/2045	331	351

Series 2015-80, Class CQ, 5.00%, 6/20/2045	239	257

Series 2018-36, Class AM, 3.00%, 7/20/2045	665	678

Series 2016-79, Class LA, 3.00%, 9/20/2045	513	512

Series 2016-90, Class MA, 3.00%, 10/20/2045	404	401

Series 2016-104, Class MA, 3.00%, 11/20/2045	643	640

Series 2020-125, Class AG, 2.50%, 2/20/2046	2,634	2,607

Series 2016-91, Class WH, 2.75%, 3/20/2046	1,344	1,349

Series 2017-99, Class DB, 3.00%, 3/20/2046	1,095	1,124

SEE NOTES TO FINANCIAL STATEMENTS.

338	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage obligations — continued

Series 2018-168, Class NA, 3.00%, 12/20/2046	1,395	1,435

Series 2017-65, Class DZ, 3.00%, 4/20/2047	2,705	2,708

Series 2017-149, Class DA, 2.50%, 6/20/2047	3,569	3,602

Series 2017-139, Class PE, 2.75%, 8/20/2047	5,289	5,264

Series 2018-34, Class TY, 3.50%, 3/20/2048	1,206	1,197

Series 2019-74, Class AT, 3.00%, 6/20/2049	607	625

Series 2019-145, Class PA, 3.50%, 8/20/2049	368	367

Series 2020-5, Class NA, 3.50%, 12/20/2049	4,809	4,816

Series 2020-74, Class DY, 2.00%, 5/20/2050	1,384	1,353

Series 2020-83, Class KP, 3.00%, 6/20/2050	364	361

Series 2010-H26, Class LF, 0.45%, 8/20/2058 (d)	243	242

Series 2010-H03, Class FA, 0.66%, 3/20/2060 (d)	3,172	3,179

Series 2011-H07, Class FA, 0.60%, 2/20/2061 (d)	2,375	2,378

Series 2011-H08, Class FA, 0.70%, 2/20/2061 (d)	2,213	2,220

Series 2011-H11, Class FA, 0.60%, 3/20/2061 (d)	464	465

Series 2011-H11, Class FB, 0.60%, 4/20/2061 (d)	379	379

Series 2011-H21, Class FA, 0.70%, 10/20/2061 (d)	244	245

Series 2013-H05, Class FB, 0.50%, 2/20/2062 (d)	62	62

Series 2012-H14, Class FK, 0.68%, 7/20/2062 (d)	296	297

Series 2012-H18, Class NA, 0.62%, 8/20/2062 (d)	233	233

Series 2012-H20, Class BA, 0.66%, 9/20/2062 (d)	514	515

Series 2012-H29, Class FA, 0.62%, 10/20/2062 (d)	112	112

Series 2012-H23, Class WA, 0.62%, 10/20/2062 (d)	279	280

Series 2012-H30, Class GA, 0.45%, 12/20/2062 (d)	265	265

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2013-H08, Class FA, 0.45%, 3/20/2063 (d)	403	403

Series 2013-H11, Class FA, 0.55%, 4/20/2063 (d)	365	365

Series 2013-H14, Class FG, 0.57%, 5/20/2063 (d)	118	118

Series 2013-H15, Class FA, 0.64%, 6/20/2063 (d)	1,132	1,134

Series 2013-H19, Class FC, 0.70%, 8/20/2063 (d)	2,861	2,866

Series 2014-H05, Class FB, 0.70%, 12/20/2063 (d)	569	570

Series 2014-H02, Class FB, 0.75%, 12/20/2063 (d)	2,005	2,011

Series 2014-H14, Class GF, 0.57%, 7/20/2064 (d)	304	304

Series 2014-H16, Class FL, 0.57%, 7/20/2064 (d)	812	813

Series 2014-H21, Class FA, 0.75%, 10/20/2064 (d)	325	327

Series 2015-H04, Class FL, 0.57%, 2/20/2065 (d)	201	201

Series 2015-H13, Class FG, 0.50%, 4/20/2065 (d)	431	431

Series 2015-H10, Class FH, 0.70%, 4/20/2065 (d)	1,393	1,398

Series 2015-H09, Class FA, 0.72%, 4/20/2065 (d)	442	444

Series 2015-H10, Class FK, 0.72%, 4/20/2065 (d)	13,872	13,931

Series 2015-H14, Class FB, 0.53%, 5/20/2065 (d)	202	202

Series 2015-H12, Class FB, 0.70%, 5/20/2065 (d)	10,936	10,973

Series 2015-H12, Class FD, 0.70%, 5/20/2065 (d)	1,534	1,540

Series 2015-H14, Class FA, 0.67%, 6/20/2065 (d)	5,570	5,585

Series 2015-H16, Class FM, 0.70%, 7/20/2065 (d)	3,541	3,556

Series 2015-H24, Class FA, 0.75%, 9/20/2065 (d)	6,021	6,054

Series 2015-H27, Class FA, 0.85%, 9/20/2065 (d)	1,751	1,764

Series 2015-H25, Class FD, 0.75%, 10/20/2065 (d)	7,629	7,671

Series 2015-H29, Class FA, 0.80%, 10/20/2065 (d)	9	9

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	339

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage obligations — continued

Series 2015-H29, Class FJ, 0.78%, 11/20/2065 (d)	4,626	4,654

Series 2016-H01, Class FA, 1.00%, 1/20/2066 (d)	3,461	3,504

Series 2016-H06, Class FC, 1.02%, 2/20/2066 (d)	2,675	2,706

Series 2016-H06, Class FA, 1.05%, 2/20/2066 (d)	2,631	2,667

Series 2016-H09, Class FN, 0.95%, 3/20/2066 (d)	3,326	3,361

Series 2016-H14, Class FA, 0.90%, 6/20/2066 (d)	1,804	1,821

Series 2016-H24, Class AF, 0.95%, 11/20/2066 (d)	2,486	2,515

Series 2017-H07, Class FG, 0.56%, 2/20/2067 (d)	532	532

Series 2017-H14, Class FD, 0.57%, 6/20/2067 (d)	615	615

Series 2017-H16, Class CF, 0.57%, 7/20/2067 (d)	750	750

Series 2017-H15, Class FN, 0.60%, 7/20/2067 (d)	516	516

Series 2017-H19, Class FA, 0.55%, 8/20/2067 (d)	2,347	2,346

Series 2018-H04, Class FG, 0.38%, 2/20/2068 (d)	591	588

Series 2018-H07, Class FE, 0.45%, 2/20/2068 (d)	221	221

Series 2019-H01, Class FT, 0.50%, 10/20/2068 (d)	2,676	2,673

Series 2019-H05, Class FT, 0.80%, 4/20/2069 (d)	7,597	7,604

JPMorgan Mortgage Trust

Series 2004-S2, Class 5A1, 5.50%, 12/25/2019	186	181

Series 2006-A2, Class 4A1, 2.22%, 8/25/2034 (d)	472	496

Legacy Mortgage Asset Trust

Series 2020-GS5, Class A1, 3.25%, 6/25/2060 (a) (e)	1,055	1,059

Series 2021-GS2, Class A1, 1.75%, 4/25/2061 (a) (e)	9,240	9,017

Series 2021-GS3, Class A1, 1.75%, 7/25/2061 (a) (e)	4,288	4,176

Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (a) (e)	7,368	7,237

LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (a) (d)	6,000	5,854

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

MASTR Alternative Loan Trust Series 2004-8, Class 6A1, 5.50%, 9/25/2019	—	(f)	—	(f)

MFA Trust Series 2021-NQM2, Class A1, 1.03%, 11/25/2064 (a) (d)	1,553		1,513

Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2005-AR6, Class 4A1, 0.71%, 12/25/2035 (d)	1,330		422

NYMT Loan Trust

Series 2020-SP2, Class A1, 2.94%, 10/25/2060 (a) (d)	10,112		10,026

Series 2021-SP1, Class A1, 1.67%, 8/25/2061 (a) (e)	12,257		11,894

OBX Trust Series 2020-EXP3, Class 2A1, 1.09%, 1/25/2060 (a) (d)	1,274		1,270

PRPM LLC

Series 2020-6, Class A1, 2.36%, 11/25/2025 (a) (e)	4,425		4,360

Series 2021-1, Class A1, 2.12%, 1/25/2026 (a) (d)	11,391		11,187

Series 2021-2, Class A1, 2.12%, 3/25/2026 (a) (d)	11,089		10,887

Series 2021-3, Class A1, 1.87%, 4/25/2026 (a) (e)	5,600		5,436

Series 2021-4, Class A1, 1.87%, 4/25/2026 (a) (e)	7,074		6,851

Series 2021-5, Class A1, 1.79%, 6/25/2026 (a) (e)	16,188		15,632

Series 2021-6, Class A1, 1.79%, 7/25/2026 (a) (e)	16,837		16,447

Series 2021-7, Class A1, 1.87%, 8/25/2026 (a) (e)	13,854		13,476

Series 2021-11, Class A1, 2.49%, 11/25/2026 (a) (e)	2,786		2,735

Series 2021-RPL2, Class A1, 1.46%, 10/25/2051 (a) (d)	2,287		2,223

RCO VII Mortgage LLC Series 2021-1, Class A1, 1.87%, 5/26/2026 (a) (e)	12,363		12,141

Visio Trust Series 2019-2, Class A1, 2.72%, 11/25/2054 (a) (d)	3,933		3,941

ZH Trust Series 2021-1, Class A, 2.25%, 2/18/2027 (a)	5,603		5,553

Total Collateralized Mortgage Obligations (Cost $1,112,604)			1,085,699

Commercial Mortgage-Backed Securities — 4.0%

ACRE Commercial Mortgage Ltd. (Cayman Islands) Series 2021-FL4, Class A, 0.97%, 12/18/2037 (a) (d)	4,454		4,427

AREIT Trust Series 2021-CRE5, Class C, 2.44%, 8/17/2026 ‡ (a) (d)	8,292		8,255

SEE NOTES TO FINANCIAL STATEMENTS.

340	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Banc of America Commercial Mortgage Trust Series 2016-UB10, Class A3, 2.90%, 7/15/2049	3,318	3,322

BANK Series 2020-BN30, Class XA, IO, 1.33%, 12/15/2053 (d)	84,824	7,477

Benchmark Mortgage Trust Series 2018-B6, Class A2, 4.20%, 10/10/2051	1,243	1,270

BX Series 2021-MFM1, Class A, 0.89%, 1/15/2034 (a) (d)	3,000	2,926

BXMT Ltd. (Cayman Islands) Series 2021-FL4, Class A, 1.24%, 5/15/2038 (a) (d)	6,000	5,974

Citigroup Commercial Mortgage Trust

Series 2013-GC17, Class C, 5.10%, 11/10/2046 ‡ (d)	3,000	3,025

Series 2014-GC21, Class A4, 3.58%, 5/10/2047	1,801	1,822

Series 2014-GC23, Class C, 4.43%, 7/10/2047 ‡ (d)	4,385	4,445

Commercial Mortgage Trust

Series 2020-CBM, Class A2, 2.90%, 2/10/2037 (a)	4,355	4,314

Series 2020-CBM, Class B, 3.10%, 2/10/2037 ‡ (a)	4,765	4,663

Series 2014-CR16, Class AM, 4.28%, 4/10/2047	9,853	10,127

Series 2014-UBS3, Class B, 4.31%, 6/10/2047 ‡	3,000	3,052

Series 2014-CR19, Class B, 4.70%, 8/10/2047 ‡ (d)	4,350	4,474

Series 2015-CR26, Class B, 4.48%, 10/10/2048 ‡ (d)	2,000	2,067

Series 2016-CR28, Class A3, 3.50%, 2/10/2049	2,100	2,149

CSAIL Commercial Mortgage Trust

Series 2015-C1, Class A3, 3.24%, 4/15/2050	2,403	2,403

Series 2015-C2, Class B, 4.21%, 6/15/2057 ‡ (d)	1,750	1,741

DBJPM Mortgage Trust Series 2017-C6, Class A3, 3.27%, 6/10/2050	2,500	2,525

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K068, Class X1, IO, 0.43%, 8/25/2027 (d)	67,918	1,458

Series K740, Class X1, IO, 0.76%, 9/25/2027 (d)	104,690	3,838

Series K114, Class X1, IO, 1.12%, 6/25/2030 (d)	39,900	3,190

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA ACES Series 2020-M10, Class X1, IO, 1.79%, 12/25/2030 (d)	56,860	6,803

FREMF Mortgage Trust

Series 2016-K723, Class C, 3.57%, 11/25/2023 (a) (d)	2,700	2,722

Series 2018-K733, Class C, 4.08%, 9/25/2025 (a) (d)	7,000	7,189

Series 2019-K735, Class B, 4.02%, 5/25/2026 (a) (d)	7,480	7,845

Series 2012-K20, Class C, 3.87%, 5/25/2045 (a) (d)	4,500	4,505

Series 2013-K24, Class C, 3.51%, 11/25/2045 (a) (d)	4,500	4,536

Series 2013-K29, Class C, 3.47%, 5/25/2046 (a) (d)	1,580	1,602

Series 2013-K28, Class C, 3.49%, 6/25/2046 (a) (d)	7,000	7,089

Series 2013-K32, Class C, 3.53%, 10/25/2046 (a) (d)	3,000	3,041

Series 2013-K35, Class C, 3.93%, 12/25/2046 (a) (d)	5,000	5,110

Series 2014-K37, Class B, 4.56%, 1/25/2047 (a) (d)	3,150	3,262

Series 2014-K39, Class C, 4.15%, 8/25/2047 (a) (d)	6,500	6,700

Series 2015-K721, Class C, 3.58%, 11/25/2047 (a) (d)	6,100	6,146

Series 2014-K41, Class B, 3.83%, 11/25/2047 (a) (d)	18,840	19,470

Series 2014-K41, Class C, 3.83%, 11/25/2047 (a) (d)	4,350	4,463

Series 2015-K44, Class B, 3.67%, 1/25/2048 (a) (d)	6,000	6,161

Series 2015-K42, Class C, 3.85%, 1/25/2048 (a) (d)	1,000	1,016

Series 2015-K43, Class C, 3.73%, 2/25/2048 (a) (d)	6,000	6,077

Series 2015-K45, Class B, 3.59%, 4/25/2048 (a) (d)	1,246	1,270

Series 2015-K45, Class C, 3.59%, 4/25/2048 (a) (d)	9,700	9,829

Series 2016-K54, Class B, 4.05%, 4/25/2048 (a) (d)	1,500	1,558

Series 2015-K49, Class B, 3.72%, 10/25/2048 (a) (d)	11,350	11,643

Series 2015-K50, Class B, 3.78%, 10/25/2048 (a) (d)	8,000	8,252

Series 2015-K50, Class C, 3.78%, 10/25/2048 (a) (d)	2,000	2,017

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	341

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2016-K722, Class C, 3.87%, 7/25/2049 (a) (d)	4,000	4,052

Series 2017-K726, Class B, 4.00%, 7/25/2049 (a) (d)	7,375	7,553

Series 2017-K729, Class B, 3.67%, 11/25/2049 (a) (d)	5,600	5,718

Series 2017-K724, Class B, 3.53%, 12/25/2049 (a) (d)	3,000	3,051

Series 2018-K730, Class C, 3.80%, 2/25/2050 (a) (d)	1,620	1,643

Series 2017-K725, Class B, 3.88%, 2/25/2050 (a) (d)	2,500	2,563

Series 2019-K734, Class B, 4.05%, 2/25/2051 (a) (d)	3,400	3,538

Series 2020-K737, Class B, 3.30%, 1/25/2053 (a) (d)	1,540	1,567

GS Mortgage Securities Trust

Series 2013-GC12, Class B, 3.78%, 6/10/2046 ‡ (d)	2,625	2,650

Series 2014-GC24, Class A5, 3.93%, 9/10/2047	14,925	15,390

Independence Plaza Trust Series 2018-INDP, Class C, 4.16%, 7/10/2035 (a)	3,225	3,240

JPMBB Commercial Mortgage Securities Trust

Series 2015-C30, Class C, 4.26%, 7/15/2048 ‡ (d)	9,000	8,818

Series 2015-C31, Class C, 4.62%, 8/15/2048 ‡ (d)	2,750	2,780

JPMCC Commercial Mortgage Securities Trust Series 2017-JP6, Class A3, 3.11%, 7/15/2050	8,000	8,033

JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP2, Class A3, 2.56%, 8/15/2049	5,499	5,439

KKR Industrial Portfolio Trust

Series 2021-KDIP, Class A, 0.74%, 12/15/2037 (a) (d)	3,097	3,028

Series 2021-KDIP, Class B, 0.99%, 12/15/2037 ‡ (a) (d)	2,250	2,201

MHC Commercial Mortgage Trust

Series 2021-MHC, Class A, 0.99%, 4/15/2038 (a) (d)	3,500	3,450

Series 2021-MHC, Class D, 1.79%, 4/15/2038 ‡ (a) (d)	2,500	2,456

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2013-C13, Class A3, 3.77%, 11/15/2046	889	900

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2014-C17, Class A4, 3.44%, 8/15/2047	1,644	1,653

Series 2014-C17, Class C, 4.48%, 8/15/2047 ‡ (d)	5,339	5,361

Series 2014-C18, Class B, 4.46%, 10/15/2047 ‡ (d)	5,250	5,366

Series 2015-C24, Class A3, 3.48%, 5/15/2048	7,874	8,027

Series 2016-C31, Class B, 3.88%, 11/15/2049 ‡ (d)	4,140	4,177

Morgan Stanley Capital I Series 2017-HR2, Class A2, 3.35%, 12/15/2050	4,000	4,025

Morgan Stanley Capital I Trust Series 2021-L6, Class A2, 2.13%, 6/15/2054 (d)	3,884	3,791

MRCD MARK Mortgage Trust Series 2019-PARK, Class B, 2.72%, 12/15/2036 ‡ (a)	6,000	5,874

OPG Trust Series 2021-PORT, Class B, 0.90%, 10/15/2036 ‡ (a) (d)	6,270	5,966

PFP Ltd. (Cayman Islands) Series 2021-7, Class A, 1.04%, 4/14/2038 (a) (d)	19,605	19,399

Velocity Commercial Capital Loan Trust

Series 2021-1, Class A, 1.40%, 5/25/2051 (a) (d)	4,380	4,167

Series 2021-2, Class A, 1.52%, 8/25/2051 (a) (d)	24,473	23,254

Wells Fargo Commercial Mortgage Trust

Series 2021-SAVE, Class A, 1.34%, 2/15/2040 (a) (d)	10,497	10,405

Series 2015-C28, Class B, 4.09%, 5/15/2048 ‡ (d)	3,000	3,046

Series 2015-C29, Class C, 4.22%, 6/15/2048 ‡ (d)	1,250	1,268

Series 2016-C37, Class A3, 3.70%, 12/15/2049	706	713

Series 2017-C41, Class A2, 2.59%, 11/15/2050	2,000	2,004

WFRBS Commercial Mortgage Trust Series 2014-C25, Class AS, 3.98%, 11/15/2047	7,605	7,801

Total Commercial Mortgage-Backed Securities (Cost $449,420)		431,617

Mortgage-Backed Securities — 2.5%

FHLMC

Pool # 611141, ARM, 2.23%, 1/1/2027 (d)	9	9

Pool # 846774, ARM, 2.35%, 12/1/2027 (d)	6	6

SEE NOTES TO FINANCIAL STATEMENTS.

342	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 1B2844, ARM, 1.96%, 3/1/2035 (d)	39	39

Pool # 1L1380, ARM, 2.79%, 3/1/2035 (d)	853	912

Pool # 1L1379, ARM, 2.89%, 10/1/2035 (d)	520	526

Pool # 1G1861, ARM, 2.41%, 3/1/2036 (d)	310	322

Pool # 1J1380, ARM, 2.73%, 3/1/2036 (d)	275	290

Pool # 1J1313, ARM, 1.76%, 6/1/2036 (d)	63	65

Pool # 1G1028, ARM, 2.04%, 7/1/2036 (d)	21	22

Pool # 1N0273, ARM, 2.10%, 8/1/2036 (d)	49	50

Pool # 1K0035, ARM, 2.36%, 8/1/2036 (d)	58	58

Pool # 1J1393, ARM, 1.81%, 10/1/2036 (d)	486	506

Pool # 1J1378, ARM, 1.89%, 11/1/2036 (d)	150	156

Pool # 1N0346, ARM, 1.82%, 12/1/2036 (d)	104	104

Pool # 1J1418, ARM, 1.94%, 12/1/2036 (d)	71	71

Pool # 1J1467, ARM, 1.99%, 12/1/2036 (d)	128	133

Pool # 1J1541, ARM, 2.05%, 1/1/2037 (d)	347	356

Pool # 1J1516, ARM, 2.02%, 2/1/2037 (d)	71	74

Pool # 1N1458, ARM, 1.69%, 3/1/2037 (d)	131	136

Pool # 1J1635, ARM, 1.95%, 3/1/2037 (d)	148	155

Pool # 1J1522, ARM, 2.55%, 3/1/2037 (d)	113	119

Pool # 1Q0339, ARM, 2.14%, 4/1/2037 (d)	14	15

Pool # 1Q0697, ARM, 1.72%, 5/1/2037 (d)	554	576

Pool # 1J1681, ARM, 2.23%, 6/1/2037 (d)	546	574

Pool # 1J1685, ARM, 2.23%, 6/1/2037 (d)	155	156

Pool # 847871, ARM, 1.21%, 8/1/2037 (d)	109	110

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 1J2834, ARM, 2.14%, 8/1/2037 (d)	87	90

Pool # 1Q0476, ARM, 2.06%, 10/1/2037 (d)	141	141

Pool # 1J2945, ARM, 2.00%, 11/1/2037 (d)	52	52

Pool # 1Q0894, ARM, 2.44%, 1/1/2038 (d)	258	259

Pool # 1Q0722, ARM, 2.35%, 4/1/2038 (d)	257	271

FHLMC Gold Pools, 15 Year

Pool # G13274, 5.50%, 10/1/2023	97	99

Pool # G13301, 5.50%, 10/1/2023	410	419

Pool # J10284, 6.00%, 12/1/2023	11	12

Pool # G13433, 5.50%, 1/1/2024	48	49

Pool # J14783, 4.00%, 3/1/2026	57	59

Pool # G14643, 4.00%, 8/1/2026	74	77

Pool # G14973, 4.00%, 12/1/2028	84	89

Pool # J31731, 3.00%, 5/1/2030	434	448

FHLMC Gold Pools, 20 Year

Pool # G30262, 6.00%, 10/1/2024	27	29

Pool # G30325, 5.50%, 3/1/2027	632	685

Pool # C91261, 4.50%, 8/1/2029	124	131

Pool # C91349, 4.50%, 12/1/2030	119	126

Pool # G30565, 4.50%, 10/1/2031	264	279

Pool # G30701, 5.00%, 11/1/2031	95	103

Pool # C91388, 3.50%, 2/1/2032	2,573	2,682

Pool # C91447, 3.50%, 5/1/2032	195	204

Pool # C91449, 4.00%, 5/1/2032	943	1,004

Pool # C91581, 3.00%, 11/1/2032	988	1,020

Pool # G30669, 4.50%, 12/1/2033	1,403	1,490

Pool # C91761, 4.00%, 5/1/2034	961	1,024

Pool # K92617, 3.00%, 4/1/2035	4,514	4,660

Pool # C91862, 3.50%, 1/1/2036	3,429	3,578

Pool # C91880, 3.50%, 6/1/2036	1,835	1,939

FHLMC Gold Pools, 30 Year

Pool # A30588, 6.00%, 7/1/2032	95	104

Pool # G01665, 5.50%, 3/1/2034	1,863	2,082

Pool # G05046, 5.00%, 11/1/2036	103	114

Pool # G03073, 5.50%, 7/1/2037	862	964

Pool # G04772, 7.00%, 8/1/2038	114	130

Pool # G05798, 5.50%, 1/1/2040	194	218

Pool # G06061, 4.00%, 10/1/2040	4,107	4,406

Pool # Q06999, 4.00%, 3/1/2042	2,383	2,544

Pool # Q35618, 4.00%, 8/1/2045	2,983	3,190

Pool # G60701, 4.50%, 3/1/2046	2,681	2,906

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	343

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # G08729, 4.50%, 9/1/2046	570	611

Pool # Q53595, 3.50%, 1/1/2048	3,502	3,646

FHLMC Gold Pools, Other

Pool # T45022, 2.50%, 1/1/2028	3,092	3,095

Pool # U79013, 2.50%, 4/1/2028	676	685

Pool # U79014, 2.50%, 5/1/2028	903	916

Pool # T40143, 2.50%, 7/1/2028	630	631

Pool # U79019, 3.00%, 7/1/2028	146	150

Pool # U79026, 2.50%, 9/1/2028	171	173

Pool # U49013, 3.00%, 9/1/2028	1,384	1,427

Pool # G20027, 10.00%, 10/1/2030	22	23

Pool # G20028, 7.50%, 12/1/2036	2,026	2,218

Pool # RE6019, 3.00%, 12/1/2049	673	675

Pool # RE6030, 3.50%, 2/1/2050	506	513

Pool # RE6028, 3.00%, 4/1/2050	413	415

Pool # RE6048, 2.50%, 5/1/2050	1,589	1,566

Pool # RE6041, 3.00%, 5/1/2050	6,948	6,984

Pool # RE6052, 3.00%, 7/1/2050	2,561	2,570

FHLMC UMBS, 15 Year

Pool # ZS8076, 4.00%, 7/1/2033	2,330	2,452

Pool # ZS8124, 4.00%, 8/1/2033	3,619	3,848

FHLMC UMBS, 20 Year Pool # ZT1674, 5.00%, 2/1/2035	5,080	5,526

FHLMC UMBS, 30 Year

Pool # ZM4070, 4.00%, 9/1/2047	3,742	3,957

Pool # ZM4714, 3.50%, 11/1/2047	2,259	2,346

FNMA

Pool # 325081, ARM, 2.72%, 10/1/2025 (d)	3	3

Pool # 409902, ARM, 2.24%, 6/1/2027 (d)	6	6

Pool # 52597, ARM, 2.15%, 7/1/2027 (d)	2	2

Pool # 725902, ARM, 1.91%, 9/1/2034 (d)	48	48

Pool # 810896, ARM, 1.69%, 1/1/2035 (d)	27	28

Pool # 865095, ARM, 2.70%, 10/1/2035 (d)	444	450

Pool # AD0295, ARM, 2.43%, 3/1/2036 (d)	248	248

Pool # 877009, ARM, 2.68%, 3/1/2036 (d)	402	422

Pool # 894571, ARM, 2.72%, 3/1/2036 (d)	618	652

Pool # 895687, ARM, 1.85%, 5/1/2036 (d)	43	45

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 882099, ARM, 1.91%, 7/1/2036 (d)	71	71

Pool # 745858, ARM, 1.94%, 8/1/2036 (d)	34	36

Pool # 886558, ARM, 2.02%, 8/1/2036 (d)	153	159

Pool # 887714, ARM, 2.17%, 8/1/2036 (d)	95	96

Pool # 884722, ARM, 2.18%, 8/1/2036 (d)	68	68

Pool # 882241, ARM, 1.91%, 10/1/2036 (d)	196	197

Pool # AD0296, ARM, 1.87%, 12/1/2036 (d)	415	416

Pool # 870920, ARM, 1.87%, 12/1/2036 (d)	18	19

Pool # 905593, ARM, 2.02%, 12/1/2036 (d)	35	37

Pool # 905196, ARM, 2.29%, 12/1/2036 (d)	18	18

Pool # 920954, ARM, 1.71%, 1/1/2037 (d)	432	447

Pool # 888143, ARM, 1.83%, 1/1/2037 (d)	45	47

Pool # 913984, ARM, 1.77%, 2/1/2037 (d)	307	318

Pool # 910178, ARM, 2.28%, 3/1/2037 (d)	428	428

Pool # 936588, ARM, 1.27%, 4/1/2037 (d)	62	64

Pool # 888750, ARM, 2.07%, 4/1/2037 (d)	56	58

Pool # 944105, ARM, 1.53%, 7/1/2037 (d)	5	5

Pool # 948208, ARM, 1.55%, 7/1/2037 (d)	492	507

Pool # 888620, ARM, 1.73%, 7/1/2037 (d)	40	40

Pool # 950385, ARM, 1.26%, 8/1/2037 (d)	6	6

Pool # 950382, ARM, 1.46%, 8/1/2037 (d)	852	872

Pool # AD0081, ARM, 1.85%, 11/1/2037 (d)	144	144

Pool # 952182, ARM, 1.95%, 11/1/2037 (d)	197	206

Pool # 995108, ARM, 2.12%, 11/1/2037 (d)	468	494

SEE NOTES TO FINANCIAL STATEMENTS.

344	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 966911, ARM, 2.07%, 12/1/2037 (d)	66	68

FNMA UMBS, 10 Year Pool # MA2233, 2.50%, 4/1/2025	56	57

FNMA UMBS, 15 Year

Pool # 889094, 6.50%, 1/1/2023	22	22

Pool # 995286, 6.50%, 3/1/2023	2	2

Pool # AL0229, 5.50%, 9/1/2023	23	24

Pool # AA1035, 6.00%, 12/1/2023	22	22

Pool # AD0471, 5.50%, 1/1/2024	3	3

Pool # 995381, 6.00%, 1/1/2024	25	26

Pool # AE0081, 6.00%, 7/1/2024	136	138

Pool # 931730, 5.00%, 8/1/2024	64	66

Pool # AD0365, 5.50%, 9/1/2024	12	12

Pool # AD0662, 5.50%, 1/1/2025	281	287

Pool # AL2193, 5.50%, 7/1/2025	417	426

Pool # AJ5336, 3.00%, 11/1/2026	67	69

Pool # AK0971, 3.00%, 2/1/2027	65	67

Pool # AO0800, 3.00%, 4/1/2027	90	93

Pool # AP7842, 3.00%, 9/1/2027	80	82

Pool # AL3439, 4.00%, 9/1/2027	319	331

Pool # AL4307, 4.00%, 10/1/2028	624	653

Pool # AL6105, 4.00%, 12/1/2029	55	57

Pool # MA2246, 3.00%, 4/1/2030	1,714	1,773

Pool # FM4436, 4.00%, 6/1/2034	2,718	2,881

Pool # FM2989, 3.00%, 9/1/2034	9,758	10,063

FNMA UMBS, 20 Year

Pool # 254344, 6.50%, 6/1/2022	9	10

Pool # 745763, 6.50%, 3/1/2025	18	19

Pool # 256714, 5.50%, 5/1/2027	162	176

Pool # MA0214, 5.00%, 10/1/2029	792	862

Pool # AD5474, 5.00%, 5/1/2030	280	305

Pool # MA0534, 4.00%, 10/1/2030	114	120

Pool # AL4165, 4.50%, 1/1/2031	660	699

Pool # MA0804, 4.00%, 7/1/2031	122	128

Pool # MA0792, 4.50%, 7/1/2031	1,072	1,137

Pool # MA3894, 4.00%, 9/1/2031	160	170

Pool # 890653, 4.50%, 1/1/2032	543	575

Pool # AL5958, 4.00%, 3/1/2032	1,315	1,388

Pool # MA1037, 3.00%, 4/1/2032	1,087	1,099

Pool # AL1722, 4.50%, 4/1/2032	94	100

Pool # AB5811, 3.00%, 8/1/2032	1,531	1,548

Pool # AL7474, 3.50%, 10/1/2032	1,124	1,171

Pool # MA1270, 2.50%, 11/1/2032	651	643

Pool # AL3190, 4.00%, 12/1/2032	440	466

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # MA1802, 3.00%, 1/1/2034	814	838

Pool # AL8051, 4.00%, 5/1/2034	3,846	4,128

Pool # AL5373, 4.50%, 5/1/2034	481	511

Pool # MA2587, 3.50%, 4/1/2036	2,320	2,419

Pool # FM2477, 3.00%, 5/1/2036	3,528	3,640

Pool # AS7789, 3.00%, 8/1/2036	4,058	4,163

Pool # BM1370, 3.00%, 4/1/2037	1,964	2,003

Pool # BJ2544, 3.00%, 12/1/2037	1,470	1,506

Pool # FM2922, 3.00%, 2/1/2038	2,492	2,571

FNMA UMBS, 30 Year

Pool # 250511, 6.50%, 3/1/2026	1	1

Pool # 555889, 8.00%, 12/1/2030	9	10

Pool # 254548, 5.50%, 12/1/2032	968	1,082

Pool # 555458, 5.50%, 5/1/2033	1,881	2,118

Pool # AB0054, 4.50%, 12/1/2034	2,407	2,613

Pool # 735503, 6.00%, 4/1/2035	1,328	1,476

Pool # 745275, 5.00%, 2/1/2036	2,263	2,520

Pool # 889118, 5.50%, 4/1/2036	2,566	2,866

Pool # 889209, 5.00%, 5/1/2036	135	150

Pool # 745948, 6.50%, 10/1/2036	194	223

Pool # 889494, 5.50%, 1/1/2037	179	201

Pool # AD0249, 5.50%, 4/1/2037	1,799	2,008

Pool # 995024, 5.50%, 8/1/2037	270	302

Pool # 950302, 7.00%, 8/1/2037	475	551

Pool # 888890, 6.50%, 10/1/2037	573	650

Pool # 929005, 6.00%, 1/1/2038	381	429

Pool # 890268, 6.50%, 10/1/2038	999	1,126

Pool # 995149, 6.50%, 10/1/2038	620	701

Pool # AL7521, 5.00%, 6/1/2039	345	382

Pool # AC3237, 5.00%, 10/1/2039	150	167

Pool # AB2025, 5.00%, 1/1/2040	946	1,053

Pool # AD6431, 4.50%, 6/1/2040	178	193

Pool # AT6153, 4.00%, 2/1/2042	7,402	7,932

Pool # AK6740, 4.00%, 3/1/2042	1,767	1,908

Pool # AL2171, 4.00%, 6/1/2042	2,303	2,469

Pool # AO9370, 3.50%, 7/1/2042	3,260	3,428

Pool # AO7185, 4.00%, 9/1/2042	864	923

Pool # AB9260, 3.50%, 5/1/2043	2,741	2,883

Pool # AS1334, 4.50%, 12/1/2043	2,777	3,017

Pool # BM3560, 4.00%, 11/1/2044	1,297	1,389

Pool # FM3582, 4.00%, 11/1/2044	1,843	1,975

Pool # AL7622, 4.00%, 5/1/2045	2,891	3,099

Pool # AL7590, 3.50%, 10/1/2045	745	782

Pool # BM5450, 5.00%, 2/1/2049	4,619	5,073

Pool # BO7504, 3.00%, 1/1/2050	3,726	3,774

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	345

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

FNMA, 30 Year Pool # 801357, 5.50%, 8/1/2034	56		59

FNMA, Other

Pool # AB7351, 2.50%, 12/1/2027	699		713

Pool # AQ8837, 2.50%, 12/1/2027	416		422

Pool # AQ9357, 2.50%, 1/1/2028	224		224

Pool # AQ9760, 2.50%, 2/1/2028	1,124		1,146

Pool # MA1360, 2.50%, 2/1/2028	1,395		1,413

Pool # MA1557, 3.00%, 8/1/2028	247		255

Pool # BK4847, 2.50%, 4/1/2033	390		390

Pool # BF0194, 4.50%, 7/1/2040	3,289		3,475

Pool # MA0896, 4.00%, 11/1/2041	405		416

Pool # MA1188, 3.00%, 9/1/2042	2,071		2,079

Pool # MA1349, 3.00%, 2/1/2043	1,938		1,943

Pool # MA1371, 3.00%, 3/1/2043	639		641

Pool # MA1433, 3.00%, 5/1/2043	851		854

Pool # MA1510, 4.00%, 7/1/2043	1,021		1,094

Pool # AL6167, 3.50%, 1/1/2044	1,488		1,565

Pool # BM3994, 3.50%, 1/1/2044	1,936		2,037

Pool # AL6854, 3.00%, 2/1/2044	2,712		2,806

Pool # AL7826, 3.50%, 1/1/2046	2,241		2,337

Pool # MA2621, 3.50%, 5/1/2046	507		517

Pool # MA2744, 3.50%, 9/1/2046	1,096		1,116

Pool # BH8493, 3.00%, 11/1/2047	1,839		1,846

Pool # MA3197, 3.00%, 11/1/2047	803		805

Pool # BM5053, 3.00%, 4/1/2048	648		644

Pool # BM6073, 3.00%, 7/1/2049	1,609		1,616

Pool # MA3876, 3.00%, 12/1/2049	2,647		2,650

Pool # MA3913, 3.00%, 1/1/2050	1,320		1,322

Pool # CA5133, 3.00%, 2/1/2050	628		625

Pool # MA3971, 3.00%, 3/1/2050	4,171		4,177

Pool # MA3997, 3.00%, 4/1/2050	565		567

Pool # CA5979, 3.00%, 5/1/2050	616		620

Pool # MA4029, 3.00%, 5/1/2050	546		548

Pool # MA4057, 2.50%, 6/1/2050	909		895

Pool # CA6065, 3.00%, 6/1/2050	444		446

Pool # MA4058, 3.00%, 6/1/2050	399		400

Pool # CA6385, 3.00%, 7/1/2050	602		604

Pool # MA4108, 2.50%, 8/1/2050	908		893

GNMA I, 15 Year

Pool # 782933, 6.50%, 10/15/2023	14		15

Pool # 783929, 4.00%, 5/15/2026	78		81

GNMA I, 30 Year

Pool # 403964, 9.00%, 9/15/2024	1		1

Pool # 780831, 9.50%, 12/15/2024	—	(f)	—	(f)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Pool # 780115, 8.50%, 4/15/2025	1		2

Pool # 780965, 9.50%, 12/15/2025	—	(f)	—	(f)

Pool # 423946, 9.00%, 10/15/2026	—	(f)	—	(f)

Pool # 687926, 6.50%, 9/15/2038	1,331		1,542

Pool # 785282, 4.25%, 10/15/2040	11,766		12,612

Pool # AE7700, 3.50%, 8/15/2043	565		590

GNMA II

Pool # 8046, ARM, 2.00%, 9/20/2022 (d)	1		1

Pool # 8746, ARM, 1.75%, 11/20/2025 (d)	14		14

Pool # 8790, ARM, 2.00%, 1/20/2026 (d)	6		6

Pool # 80053, ARM, 2.00%, 3/20/2027 (d)	1		1

Pool # 80152, ARM, 2.00%, 1/20/2028 (d)	—	(f)	—	(f)

GNMA II, 15 Year

Pool # 5136, 4.00%, 8/20/2026	62		64

Pool # 5208, 3.00%, 10/20/2026	963		980

Pool # 5277, 3.50%, 1/20/2027	194		201

GNMA II, 30 Year

Pool # 1974, 8.50%, 3/20/2025	3		3

Pool # 1989, 8.50%, 4/20/2025	3		3

Pool # 2285, 8.00%, 9/20/2026	5		5

Pool # 2499, 8.00%, 10/20/2027	1		1

Pool # 2525, 8.00%, 12/20/2027	1		1

Pool # 2646, 7.50%, 9/20/2028	3		3

Pool # 4224, 7.00%, 8/20/2038	654		756

Pool # 4245, 6.00%, 9/20/2038	827		925

Pool # 4247, 7.00%, 9/20/2038	1,228		1,440

GNMA II, Other

Pool # MA6081, 3.50%, 8/20/2049	1,013		1,033

Total Mortgage-Backed Securities (Cost $271,748)			267,832

	SHARES (000)
Short-Term Investments — 2.4%

Investment Companies — 1.5%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (g) (h) (Cost $154,305)	154,305		154,305

SEE NOTES TO FINANCIAL STATEMENTS.

346	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.9%

U.S. Treasury Bills

0.06%, 3/24/2022 (i) (j)	16,357	16,356

0.08%, 6/16/2022 (j)	84,155	84,054

Total U.S. Treasury Obligations (Cost $100,491)		100,410

Total Short-Term Investments (Cost $254,796)		254,715

Total Investments — 98.9% (Cost $10,816,732)		10,626,114
Other Assets Less Liabilities — 1.1%		121,044

NET ASSETS — 100.0%		10,747,158

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2022.
CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
CSMC	Credit Suisse Mortgage Trust
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of February 28, 2022. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate

STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2022.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.
(e)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2022.
(f)	Amount rounds to less than one thousand.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 28, 2022.
(i)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(j)	The rate shown is the effective yield as of February 28, 2022.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	347

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

Futures contracts outstanding as of February 28, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

U.S. Treasury 2 Year Note	14,236	06/2022	USD	3,062,186	6,507

Short Contracts

U.S. Treasury 5 Year Note	(9,886)	06/2022	USD	(1,168,942)	(4,697)

U.S. Treasury 10 Year Note	(959)	06/2022	USD	(122,198)	(774)

U.S. Treasury 10 Year Ultra Note	(474)	06/2022	USD	(67,041)	(649)

U.S. Treasury Ultra Bond	(97)	06/2022	USD	(18,097)	(215)

					(6,335)

					172

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

348	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 39.3%

Aerospace & Defense — 0.6%

Boeing Co. (The)

4.88%, 5/1/2025	21,520	22,878

2.20%, 2/4/2026	13,285	12,962

Bombardier, Inc. (Canada) 6.00%, 2/15/2028 (a)	1,000	955

BWX Technologies, Inc.

4.13%, 6/30/2028 (a)	1,116	1,083

4.13%, 4/15/2029 (a)	1,620	1,571

Howmet Aerospace, Inc.

5.13%, 10/1/2024	930	978

6.88%, 5/1/2025	39	43

5.90%, 2/1/2027	1,175	1,277

3.00%, 1/15/2029	899	853

Moog, Inc. 4.25%, 12/15/2027 (a)	1,860	1,823

Rolls-Royce plc (United Kingdom) 5.75%, 10/15/2027 (a)	1,282	1,321

Spirit AeroSystems, Inc. 7.50%, 4/15/2025 (a)	1,785	1,855

TransDigm, Inc. 6.25%, 3/15/2026 (a)	5,080	5,226

Triumph Group, Inc.

8.88%, 6/1/2024 (a)	1,831	1,954

6.25%, 9/15/2024 (a)	500	496

7.75%, 8/15/2025	385	386

		55,661

Airlines — 0.1%

American Airlines, Inc.

5.50%, 4/20/2026 (a)	3,225	3,301

5.75%, 4/20/2029 (a)	2,329	2,381

Delta Air Lines, Inc. 4.50%, 10/20/2025 (a)	328	337

United Airlines Holdings, Inc.

5.00%, 2/1/2024	200	202

4.88%, 1/15/2025	465	463

United Airlines, Inc. 4.38%, 4/15/2026 (a)	1,886	1,881

		8,565

Auto Components — 0.3%

Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a)	3,265	3,269

Allison Transmission, Inc.

4.75%, 10/1/2027 (a)	500	497

5.88%, 6/1/2029 (a)	1,730	1,814

3.75%, 1/30/2031 (a)	1,352	1,256

American Axle & Manufacturing, Inc.

6.50%, 4/1/2027	2,745	2,807

5.00%, 10/1/2029	1,810	1,716

Clarios Global LP

6.75%, 5/15/2025 (a)	1,600	1,660

6.25%, 5/15/2026 (a)	2,422	2,506

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Auto Components — continued

Dana, Inc.

5.63%, 6/15/2028	1,220	1,247

4.50%, 2/15/2032	1,520	1,427

Goodyear Tire & Rubber Co. (The)

5.00%, 7/15/2029 (a)	4,380	4,318

5.25%, 4/30/2031	1,909	1,857

5.25%, 7/15/2031 (a)	530	515

Icahn Enterprises LP

4.75%, 9/15/2024	835	833

6.25%, 5/15/2026	620	625

5.25%, 5/15/2027	1,355	1,346

		27,693

Automobiles — 1.2%

BMW US Capital LLC (Germany) 3.80%, 4/6/2023 (a)	13,805	14,129

Daimler Finance North America LLC (Germany)

2.55%, 8/15/2022 (a)	5,710	5,744

3.35%, 2/22/2023 (a)	150	153

1.75%, 3/10/2023 (a)	4,960	4,965

Hyundai Capital America

3.00%, 6/20/2022 (a)	4,680	4,694

2.85%, 11/1/2022 (a)	13,345	13,440

2.38%, 2/10/2023 (a)	4,375	4,387

5.75%, 4/6/2023 (a)	6,455	6,709

3.00%, 2/10/2027 (a)	4,606	4,598

Nissan Motor Acceptance Co. LLC 1.85%, 9/16/2026 (a)	9,385	8,800

Nissan Motor Co. Ltd. (Japan)

3.52%, 9/17/2025 (a)	5,605	5,675

4.35%, 9/17/2027 (a)	7,500	7,721

Stellantis Finance US, Inc. 1.71%, 1/29/2027 (a)	12,150	11,556

Volkswagen Group of America Finance LLC (Germany)

2.90%, 5/13/2022 (a)	3,355	3,367

2.70%, 9/26/2022 (a)	7,290	7,333

4.25%, 11/13/2023 (a)	1,605	1,662

3.35%, 5/13/2025 (a)	5,465	5,581

		110,514

Banks — 10.8%

ABN AMRO Bank NV (Netherlands)

4.75%, 7/28/2025 (a)	16,158	16,999

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.54%, 6/16/2027 (a) (b)	3,500	3,310

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	349

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

AIB Group plc (Ireland)

4.75%, 10/12/2023 (a)	7,200	7,457

(ICE LIBOR USD 3 Month + 1.87%), 4.26%, 4/10/2025 (a) (b)	1,520	1,559

ANZ New Zealand Int’l Ltd. (New Zealand) 3.40%, 3/19/2024 (a)	560	577

ASB Bank Ltd. (New Zealand) 3.75%, 6/14/2023 (a)	1,750	1,796

Australia & New Zealand Banking Group Ltd. (Australia)

4.40%, 5/19/2026 (a)	9,310	9,858

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.29%), 2.95%, 7/22/2030 (a) (b)	27,660	27,383

Banco Bilbao Vizcaya Argentaria SA (Spain) 1.13%, 9/18/2025	17,400	16,541

Banco Continental SAECA (Paraguay) 2.75%, 12/10/2025 (a)	3,600	3,360

Banco Santander SA (Spain)

3.50%, 4/11/2022	7,000	7,017

3.85%, 4/12/2023	6,000	6,110

2.71%, 6/27/2024	11,800	11,902

2.75%, 5/28/2025	3,200	3,204

5.18%, 11/19/2025	5,400	5,752

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (b)	14,400	13,616

Bank of America Corp.

(ICE LIBOR USD 3 Month + 1.02%), 2.88%, 4/24/2023 (b)	6,000	6,012

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (b)	9,280	9,362

(ICE LIBOR USD 3 Month + 0.64%), 2.01%, 2/13/2026 (b)	7,825	7,690

(SOFR + 0.96%), 1.73%, 7/22/2027 (b)	11,829	11,291

Bank of Ireland Group plc (Ireland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (a) (b)	18,735	17,621

Bank of New Zealand (New Zealand) 3.50%, 2/20/2024 (a)	5,190	5,339

Banque Federative du Credit Mutuel SA (France) 3.75%, 7/20/2023 (a)	15,790	16,187

Barclays plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (b)	10,460	10,195

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.05%), 2.28%, 11/24/2027 (b)	27,945	26,957

BNP Paribas SA (France)

3.38%, 1/9/2025 (a)	8,080	8,239

4.38%, 9/28/2025 (a)	8,158	8,500

(ICE LIBOR USD 3 Month + 1.11%), 2.82%, 11/19/2025 (a) (b)	7,170	7,171

4.63%, 3/13/2027 (a)	7,060	7,442

Canadian Imperial Bank of Commerce (Canada)

(ICE LIBOR USD 3 Month + 0.79%), 2.61%, 7/22/2023 (b)	15,825	15,885

3.10%, 4/2/2024	6,786	6,920

Capital One NA 2.15%, 9/6/2022	2,040	2,051

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (b)	12,210	12,277

(SOFR + 0.67%), 0.98%, 5/1/2025 (b)	9,185	8,922

(SOFR + 2.84%), 3.11%, 4/8/2026 (b)	12,730	12,896

(SOFR + 0.77%), 1.12%, 1/28/2027 (b)	8,730	8,221

Credit Agricole SA (France)

4.38%, 3/17/2025 (a)	31,035	32,105

(SOFR + 1.68%), 1.91%, 6/16/2026 (a) (b)	19,033	18,521

Credit Suisse Group Funding Guernsey Ltd. (Switzerland) 3.80%, 9/15/2022	5,000	5,065

Danske Bank A/S (Denmark) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.35%), 1.62%, 9/11/2026 (a) (b)	12,715	12,125

Fifth Third Bancorp 2.60%, 6/15/2022	100	100

HSBC Holdings plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.06%), 3.26%, 3/13/2023 (b)	4,435	4,437

(ICE LIBOR USD 3 Month + 0.92%), 3.03%, 11/22/2023 (b)	5,130	5,171

4.25%, 3/14/2024	7,150	7,407

(ICE LIBOR USD 3 Month + 1.21%), 3.80%, 3/11/2025 (b)	4,000	4,097

(SOFR + 1.40%), 2.63%, 11/7/2025 (b)	2,730	2,726

(SOFR + 1.54%), 1.64%, 4/18/2026 (b)	16,255	15,671

(ICE LIBOR USD 3 Month + 1.35%), 4.29%, 9/12/2026 (b)	13,295	13,868

(SOFR + 1.10%), 2.25%, 11/22/2027 (b)	14,980	14,441

ING Groep NV (Netherlands) 4.10%, 10/2/2023	7,455	7,699

SEE NOTES TO FINANCIAL STATEMENTS.

350	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

3.55%, 4/9/2024	475	487

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.40%, 7/1/2026 (a) (b)	7,310	7,019

(SOFR + 1.01%), 1.73%, 4/1/2027 (b)	6,355	6,073

Lloyds Bank plc (United Kingdom) 2.25%, 8/14/2022	1,890	1,901

Lloyds Banking Group plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.25%), 2.86%, 3/17/2023 (b)	12,345	12,352

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.33%, 6/15/2023 (b)	4,545	4,539

(ICE LIBOR USD 3 Month + 0.81%), 2.91%, 11/7/2023 (b)	9,830	9,899

4.58%, 12/10/2025	10,000	10,508

4.65%, 3/24/2026	22,800	24,047

Mitsubishi UFJ Financial Group, Inc. (Japan)

3.46%, 3/2/2023	4,000	4,073

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 0.85%, 9/15/2024 (b)	15,615	15,326

2.19%, 2/25/2025	8,175	8,109

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (b)	21,845	20,722

Mizuho Financial Group Cayman 3 Ltd. (Japan) 4.60%, 3/27/2024 (a)	39,190	40,785

Mizuho Financial Group, Inc. (Japan)

(ICE LIBOR USD 3 Month + 0.84%), 2.72%, 7/16/2023 (b)	6,040	6,066

(SOFR + 1.25%), 1.24%, 7/10/2024 (b)	15,000	14,826

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (b)	14,165	13,262

MUFG Union Bank NA 3.15%, 4/1/2022	700	700

NatWest Group plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.48%), 3.50%, 5/15/2023 (b)	9,370	9,402

3.88%, 9/12/2023	17,930	18,363

(ICE LIBOR USD 3 Month + 1.55%), 4.52%, 6/25/2024 (b)	8,555	8,813

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (b)	9,818	9,327

PNC Bank NA 2.88%, 6/29/2022	4,000	4,018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Santander UK Group Holdings plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.08%), 3.37%, 1/5/2024 (b)	10,000	10,118

(ICE LIBOR USD 3 Month + 1.57%), 4.80%, 11/15/2024 (b)	13,415	13,964

(SOFR + 0.79%), 1.09%, 3/15/2025 (b)	11,070	10,739

4.75%, 9/15/2025 (a)	25,067	26,323

Societe Generale SA (France)

5.00%, 1/17/2024 (a)	7,592	7,868

2.63%, 10/16/2024 (a)	10,975	10,928

4.25%, 4/14/2025 (a)	15,794	16,173

4.25%, 8/19/2026 (a)	5,000	5,124

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (a) (b)	14,215	13,291

Standard Chartered plc (United Kingdom)

5.20%, 1/26/2024 (a)	5,277	5,495

(ICE LIBOR USD 3 Month + 1.08%), 3.89%, 3/15/2024 (a) (b)	20,000	20,331

(ICE LIBOR USD 3 Month + 1.21%), 2.82%, 1/30/2026 (a) (b)	3,475	3,456

(USD ICE Swap Rate 5 Year + 1.97%), 4.87%, 3/15/2033 (a) (b)	6,000	6,183

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.78%, 10/18/2022	65	66

4.44%, 4/2/2024 (a)	26,630	27,714

1.47%, 7/8/2025	19,345	18,670

UniCredit SpA (Italy)

3.75%, 4/12/2022 (a)	13,900	13,936

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 2.57%, 9/22/2026 (a) (b)	14,430	13,787

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (a) (b)	5,410	5,046

Wells Fargo & Co.

3.75%, 1/24/2024	2,400	2,474

(SOFR + 1.09%), 2.41%, 10/30/2025 (b)	2,600	2,592

(ICE LIBOR USD 3 Month + 0.75%), 2.16%, 2/11/2026 (b)	5,080	5,018

(SOFR + 2.00%), 2.19%, 4/30/2026 (b)	7,150	7,056

Westpac Banking Corp. (Australia)

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.35%), 2.89%, 2/4/2030 (b)	17,920	17,703

		1,003,724

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	351

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Beverages — 0.1%

Central American Bottling Corp. (Guatemala) 5.25%, 4/27/2029 (a)	1,458	1,477

Constellation Brands, Inc. 4.25%, 5/1/2023	7,640	7,852

Keurig Dr Pepper, Inc. 4.06%, 5/25/2023	2,764	2,837

		12,166

Biotechnology — 0.1%

Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	3,150	2,817

Grifols Escrow Issuer SA (Spain) 4.75%, 10/15/2028 (a)	2,625	2,481

		5,298

Building Products — 0.2%

Builders FirstSource, Inc.

6.75%, 6/1/2027 (a)	761	791

4.25%, 2/1/2032 (a)	1,553	1,491

Griffon Corp. 5.75%, 3/1/2028	3,825	3,810

JELD-WEN, Inc. 4.88%, 12/15/2027 (a)	1,700	1,653

PGT Innovations, Inc. 4.38%, 10/1/2029 (a)	3,085	2,899

St. Marys Cement, Inc. Canada (Brazil) 5.75%, 1/28/2027 (c)	3,500	3,791

Standard Industries, Inc.

5.00%, 2/15/2027 (a)	500	503

4.75%, 1/15/2028 (a)	3,305	3,244

3.38%, 1/15/2031 (a)	1,468	1,299

Summit Materials LLC 5.25%, 1/15/2029 (a)	2,790	2,800

		22,281

Capital Markets — 3.6%

Coinbase Global, Inc.

3.38%, 10/1/2028 (a)	456	415

3.63%, 10/1/2031 (a)	456	402

Credit Suisse Group AG (Switzerland)

3.80%, 6/9/2023	1,000	1,022

(ICE LIBOR USD 3 Month + 1.24%), 4.21%, 6/12/2024 (a) (b)	250	256

(SOFR + 1.56%), 2.59%, 9/11/2025 (a) (b)	15,000	14,926

(SOFR + 2.04%), 2.19%, 6/5/2026 (a) (b)	6,840	6,643

(SOFR + 0.98%), 1.31%, 2/2/2027 (a) (b)	14,765	13,685

Deutsche Bank AG (Germany)

3.95%, 2/27/2023	2,020	2,052

(SOFR + 2.16%), 2.22%, 9/18/2024 (b)	11,880	11,852

(SOFR + 1.87%), 2.13%, 11/24/2026 (b)	5,250	5,055

(SOFR + 1.22%), 2.31%, 11/16/2027 (b)	20,850	19,922

Goldman Sachs Group, Inc. (The) 0.52%, 3/8/2023	5,000	4,965

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (b)	1,995	2,003

(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (b)	18,190	18,284

Series VAR, (SOFR + 0.54%), 0.63%, 11/17/2023 (b)	15,000	14,876

(SOFR + 0.57%), 0.67%, 3/8/2024 (b)	13,325	13,151

3.50%, 4/1/2025	7,750	7,966

(SOFR + 0.91%), 1.95%, 10/21/2027 (b)	12,799	12,263

(SOFR + 1.11%), 2.64%, 2/24/2028 (b)	29,050	28,626

Macquarie Group Ltd. (Australia)

(ICE LIBOR USD 3 Month + 1.02%), 3.19%, 11/28/2023 (a) (b)	5,005	5,051

(SOFR + 1.07%), 1.34%, 1/12/2027 (a) (b)	5,680	5,369

(SOFR + 0.91%), 1.63%, 9/23/2027 (a) (b)	10,310	9,766

Morgan Stanley 4.88%, 11/1/2022	14,000	14,318

(SOFR + 0.62%), 0.73%, 4/5/2024 (b)	17,970	17,722

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (b)	1,885	1,920

(SOFR + 1.99%), 2.19%, 4/28/2026 (b)	7,750	7,650

(SOFR + 0.86%), 1.51%, 7/20/2027 (b)	18,405	17,436

MSCI, Inc. 3.63%, 9/1/2030 (a)	98	96

Nomura Holdings, Inc. (Japan)

1.85%, 7/16/2025	19,235	18,722

1.65%, 7/14/2026	17,065	16,191

UBS Group AG (Switzerland)

3.49%, 5/23/2023 (a)	4,054	4,072

(ICE LIBOR USD 3 Month + 0.95%), 2.86%, 8/15/2023 (a) (b)	9,415	9,475

4.13%, 9/24/2025 (a)	7,852	8,228

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.08%), 1.36%, 1/30/2027 (a) (b)	2,865	2,715

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.49%, 8/10/2027 (a) (b)	13,560	12,789

		329,884

Chemicals — 0.6%

Alpek SAB de CV (Mexico) 4.25%, 9/18/2029 (c)	4,100	4,071

Axalta Coating Systems LLC

4.75%, 6/15/2027 (a)	3,425	3,434

3.38%, 2/15/2029 (a)	365	333

Braskem Netherlands Finance BV (Brazil) 4.50%, 1/31/2030 (c)	3,250	3,207

SEE NOTES TO FINANCIAL STATEMENTS.

352	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Chemicals — continued

Celanese US Holdings LLC

3.50%, 5/8/2024	290	296

1.40%, 8/5/2026	6,110	5,748

Chemours Co. (The)

5.38%, 5/15/2027	1,190	1,194

5.75%, 11/15/2028 (a)	2,925	2,875

Element Solutions, Inc. 3.88%, 9/1/2028 (a)	3,280	3,111

INEOS Quattro Finance 2 plc (United Kingdom)

3.38%, 1/15/2026 (a)	3,735	3,567

International Flavors & Fragrances, Inc. 1.23%, 10/1/2025 (a)	5,345	5,094

NOVA Chemicals Corp. (Canada)

5.00%, 5/1/2025 (a)	1,991	2,011

5.25%, 6/1/2027 (a)	4,743	4,756

4.25%, 5/15/2029 (a)	650	609

OCI NV (Netherlands) 4.63%, 10/15/2025 (a)	1,150	1,153

Olin Corp.

5.13%, 9/15/2027	925	937

5.63%, 8/1/2029	570	594

Rain CII Carbon LLC 7.25%, 4/1/2025(a)	2,244	2,246

Sasol Financing USA LLC (South Africa) 4.38%, 9/18/2026	1,700	1,649

Scotts Miracle-Gro Co. (The) 4.50%, 10/15/2029	4,648	4,485

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	3,680	3,709

Valvoline, Inc. 4.25%, 2/15/2030(a)	1,750	1,657

WR Grace Holdings LLC

5.63%, 10/1/2024 (a)	1,250	1,275

4.88%, 6/15/2027 (a)	1,839	1,837

5.63%, 8/15/2029 (a)	547	524

		60,372

Commercial Services & Supplies — 0.5%

ACCO Brands Corp. 4.25%, 3/15/2029 (a)	2,330	2,173

ADT Security Corp. (The)

4.13%, 6/15/2023	315	321

4.13%, 8/1/2029 (a)	1,479	1,394

Allied Universal Holdco LLC

6.63%, 7/15/2026 (a)	1,855	1,900

4.63%, 6/1/2028 (a)	3,970	3,740

Aramark Services, Inc. 5.00%, 2/1/2028 (a)	3,145	3,151

Bidvest Group UK plc (The) (South Africa) 3.63%, 9/23/2026 (a)	2,000	1,910

Brink’s Co. (The) 4.63%, 10/15/2027 (a)	1,595	1,557

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Services & Supplies — continued

Garda World Security Corp. (Canada)

4.63%, 2/15/2027 (a)	3,055	2,959

9.50%, 11/1/2027 (a)	825	851

GFL Environmental, Inc. (Canada)

3.75%, 8/1/2025 (a)	1,965	1,945

4.00%, 8/1/2028 (a)	4,660	4,329

3.50%, 9/1/2028 (a)	1,215	1,160

Madison IAQ LLC 4.13%, 6/30/2028 (a)	4,330	4,096

Nielsen Finance LLC 5.63%, 10/1/2028 (a)	4,860	4,696

Prime Security Services Borrower LLC

5.75%, 4/15/2026 (a)	6,065	6,232

3.38%, 8/31/2027 (a)	1,310	1,212

Stericycle, Inc.

5.38%, 7/15/2024 (a)	2,100	2,147

3.88%, 1/15/2029 (a)	1,640	1,527

		47,300

Communications Equipment — 0.1%

CommScope Technologies LLC 6.00%, 6/15/2025 (a)	1,940	1,898

CommScope, Inc.

6.00%, 3/1/2026 (a)	6,755	6,914

8.25%, 3/1/2027 (a)	995	990

4.75%, 9/1/2029 (a)	1,631	1,521

Plantronics, Inc. 4.75%, 3/1/2029 (a)	2,225	1,969

		13,292

Construction & Engineering — 0.1%

Dycom Industries, Inc. 4.50%, 4/15/2029 (a)	3,010	2,897

Global Infrastructure Solutions, Inc. 5.63%, 6/1/2029 (a)	1,330	1,313

MasTec, Inc. 4.50%, 8/15/2028 (a)	3,240	3,285

Weekley Homes LLC 4.88%, 9/15/2028 (a)	3,750	3,567

		11,062

Construction Materials — 0.0% (d)

Cemex SAB de CV (Mexico) 3.88%, 7/11/2031 (a)	3,188	2,837

Consumer Finance — 2.0%

AerCap Ireland Capital DAC (Ireland)

4.88%, 1/16/2024	9,760	10,130

3.15%, 2/15/2024	3,800	3,831

3.50%, 1/15/2025	155	157

6.50%, 7/15/2025	12,075	13,303

1.75%, 1/30/2026	7,120	6,746

2.45%, 10/29/2026	23,070	22,257

Ally Financial, Inc. 5.13%, 9/30/2024	730	774

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	353

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Consumer Finance — continued

American Express Co.

2.75%, 5/20/2022	1,460	1,464

3.40%, 2/27/2023	265	269

(ICE LIBOR USD 3 Month + 0.75%), 1.05%, 8/3/2023 (b)	35	35

3.70%, 8/3/2023	35	36

Avolon Holdings Funding Ltd. (Ireland)

5.50%, 1/15/2023 (a)	3,000	3,080

5.25%, 5/15/2024 (a)	13,926	14,552

5.50%, 1/15/2026 (a)	5,000	5,323

4.25%, 4/15/2026 (a)	3,010	3,093

Capital One Financial Corp.

2.60%, 5/11/2023	5,940	5,990

3.50%, 6/15/2023	2,195	2,244

3.90%, 1/29/2024	2,405	2,482

(SOFR + 0.86%), 1.88%, 11/2/2027 (b)	20,440	19,585

Ford Motor Credit Co. LLC

4.06%, 11/1/2024	1,275	1,294

5.13%, 6/16/2025	230	241

4.13%, 8/4/2025	3,015	3,049

3.38%, 11/13/2025	442	435

4.39%, 1/8/2026	1,710	1,745

4.54%, 8/1/2026	1,385	1,427

4.27%, 1/9/2027	3,720	3,748

4.13%, 8/17/2027	8,545	8,606

5.11%, 5/3/2029	3,940	4,153

4.00%, 11/13/2030	3,085	3,060

General Motors Financial Co., Inc. 1.05%, 3/8/2024	5,395	5,257

Global Aircraft Leasing Co. Ltd. (Cayman Islands) 6.50% (cash), 9/15/2024 (a) (e)	1,165	1,107

Navient Corp.

6.13%, 3/25/2024	1,960	2,019

5.88%, 10/25/2024	580	600

5.00%, 3/15/2027	175	169

OneMain Finance Corp.

6.88%, 3/15/2025	1,750	1,867

7.13%, 3/15/2026	3,498	3,793

6.63%, 1/15/2028	657	702

5.38%, 11/15/2029	1,762	1,772

Park Aerospace Holdings Ltd. (Ireland)

4.50%, 3/15/2023 (a)	10,150	10,361

5.50%, 2/15/2024 (a)	17,252	18,064

		188,820

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Containers & Packaging — 0.4%

Ardagh Packaging Finance plc

5.25%, 4/30/2025 (a)	400	405

4.13%, 8/15/2026 (a)	3,235	3,130

5.25%, 8/15/2027 (a)	4,205	3,998

Ball Corp.

2.88%, 8/15/2030	650	594

3.13%, 9/15/2031	790	725

Berry Global, Inc.

4.50%, 2/15/2026 (a)	560	561

5.63%, 7/15/2027 (a)	1,000	1,025

Canpack SA (Poland) 3.88%, 11/15/2029 (a)	2,830	2,577

Graham Packaging Co., Inc. 7.13%, 8/15/2028 (a)	1,700	1,636

Graphic Packaging International LLC

1.51%, 4/15/2026 (a)	2,925	2,800

4.75%, 7/15/2027 (a)	350	359

Greif, Inc. 6.50%, 3/1/2027 (a)	3,705	3,825

LABL, Inc. 6.75%, 7/15/2026 (a)	3,100	3,108

Mauser Packaging Solutions Holding Co.

5.50%, 4/15/2024 (a)	4,920	4,896

7.25%, 4/15/2025 (a)	815	801

Owens-Brockway Glass Container, Inc.

5.88%, 8/15/2023 (a)	749	762

6.38%, 8/15/2025 (a)	250	263

6.63%, 5/13/2027 (a)	2,205	2,287

Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (a)	3,860	3,580

Sealed Air Corp.

5.13%, 12/1/2024 (a)	345	357

4.00%, 12/1/2027 (a)	1,675	1,658

Trivium Packaging Finance BV (Netherlands) 5.50%, 8/15/2026 (a) (f)	1,965	1,983

		41,330

Distributors — 0.0% (d)

Wolverine Escrow LLC 9.00%, 11/15/2026 (a)	956	956

Diversified Consumer Services — 0.0% (d)

Service Corp. International

4.63%, 12/15/2027	1,275	1,288

3.38%, 8/15/2030	1,835	1,686

		2,974

Diversified Financial Services — 0.3%

CK Hutchison International 17 Ltd. (United Kingdom) 2.88%, 4/5/2022 (a)	9,735	9,746

SEE NOTES TO FINANCIAL STATEMENTS.

354	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Financial Services — continued

Element Fleet Management Corp. (Canada)

1.60%, 4/6/2024 (a)	2,165	2,129

3.85%, 6/15/2025 (a)	14,380	14,857

Sabre GLBL, Inc.

9.25%, 4/15/2025 (a)	1,805	2,036

7.38%, 9/1/2025 (a)	250	259

Tunisian Republic (Tunisia) 5.75%, 1/30/2025 (c)	1,933	1,416

		30,443

Diversified Telecommunication Services — 1.1%

Altice France Holding SA (Luxembourg)

10.50%, 5/15/2027 (a)	885	927

6.00%, 2/15/2028 (a)	2,005	1,776

Altice France SA (France)

5.13%, 7/15/2029 (a)	2,747	2,486

5.50%, 10/15/2029 (a)	1,397	1,280

AT&T, Inc. 2.30%, 6/1/2027	3,080	3,038

CCO Holdings LLC

4.00%, 3/1/2023 (a)	200	200

5.13%, 5/1/2027 (a)	7,213	7,285

5.00%, 2/1/2028 (a)	11,815	11,887

5.38%, 6/1/2029 (a)	1,905	1,935

4.75%, 3/1/2030 (a)	4,845	4,758

4.50%, 8/15/2030 (a)	3,495	3,366

4.25%, 2/1/2031 (a)	5,281	4,948

4.75%, 2/1/2032 (a)	675	656

4.50%, 6/1/2033 (a)	3,000	2,813

4.25%, 1/15/2034 (a)	1,725	1,586

ESC Intelsat Jackson SA (Luxembourg) 5.50%, 8/1/2023 ‡	1,590	—	(g)

Frontier Communications Holdings LLC

5.88%, 10/15/2027 (a)	2,084	2,113

6.75%, 5/1/2029 (a)	2,425	2,355

Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	1,073	1,092

Level 3 Financing, Inc.

5.38%, 5/1/2025	495	497

4.63%, 9/15/2027 (a)	1,755	1,693

Lumen Technologies, Inc.

Series W, 6.75%, 12/1/2023	245	256

Series Y, 7.50%, 4/1/2024	575	603

5.63%, 4/1/2025	975	969

5.13%, 12/15/2026 (a)	4,885	4,545

4.00%, 2/15/2027 (a)	8,519	8,106

5.38%, 6/15/2029 (a)	1,212	1,054

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — continued

NBN Co. Ltd. (Australia) 1.45%, 5/5/2026 (a)	15,335	14,619

Sprint Capital Corp. 8.75%, 3/15/2032	2,850	3,954

Switch Ltd.

3.75%, 9/15/2028 (a)	3,792	3,598

4.13%, 6/15/2029 (a)	1,250	1,198

Telecom Italia Capital SA (Italy) 6.38%, 11/15/2033	2,380	2,321

Telecom Italia SpA (Italy) 5.30%, 5/30/2024 (a)	550	566

Virgin Media Secured Finance plc (United Kingdom) 5.50%, 5/15/2029 (a)	2,400	2,398

Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (a)	2,480	2,358

		103,236

Electric Utilities — 1.8%

AES Panama Generation Holdings SRL (Panama) 4.38%, 5/31/2030 (a)	2,290	2,210

Ausgrid Finance Pty. Ltd. (Australia) 3.85%, 5/1/2023 (a)	6,087	6,187

Comision Federal de Electricidad (Mexico) 3.35%, 2/9/2031 (a)	4,618	4,096

Edison International

2.40%, 9/15/2022	6,000	6,026

2.95%, 3/15/2023	5,410	5,440

Enel Finance International NV (Italy) 1.38%, 7/12/2026 (a)	12,055	11,388

Eskom Holdings SOC Ltd. (South Africa)

6.75%, 8/6/2023 (c)	4,200	4,179

7.13%, 2/11/2025 (c)	1,000	979

Evergy, Inc. 2.45%, 9/15/2024	1,300	1,299

Exelon Corp. 3.50%, 6/1/2022	375	376

Fells Point Funding Trust 3.05%, 1/31/2027 (a)	28,680	28,422

Indiana Michigan Power Co. Series J, 3.20%, 3/15/2023	20	20

Instituto Costarricense de Electricidad (Costa Rica) 6.75%, 10/7/2031 (a)	1,350	1,346

ITC Holdings Corp. 2.70%, 11/15/2022	5,805	5,854

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (a)	230	242

NPC Ukrenergo (Ukraine) 6.88%, 11/9/2026 (a)	2,432	730

NRG Energy, Inc.

3.75%, 6/15/2024 (a)	10,148	10,346

2.00%, 12/2/2025 (a)	10,000	9,692

6.63%, 1/15/2027	864	893

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	355

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — continued

5.75%, 1/15/2028	1,545	1,580

5.25%, 6/15/2029 (a)	2,875	2,933

3.63%, 2/15/2031 (a)	235	216

3.88%, 2/15/2032 (a)	860	797

Pacific Gas and Electric Co. 1.37%, 3/10/2023	16,985	16,807

PG&E Corp.

5.00%, 7/1/2028	4,097	4,056

5.25%, 7/1/2030	630	626

Southern California Edison Co. 1.10%, 4/1/2024	14,195	13,885

Vistra Operations Co. LLC

5.50%, 9/1/2026 (a)	2,964	3,016

3.70%, 1/30/2027 (a)	18,840	18,720

5.63%, 2/15/2027 (a)	2,215	2,268

5.00%, 7/31/2027 (a)	3,855	3,884

4.38%, 5/1/2029 (a)	402	390

		168,903

Electrical Equipment — 0.0% (d)

Sensata Technologies BV 4.00%, 4/15/2029 (a)	1,330	1,277

Electronic Equipment, Instruments & Components — 0.1%

CDW LLC

4.25%, 4/1/2028	1,885	1,857

3.25%, 2/15/2029	410	382

Sensata Technologies, Inc. 4.38%, 2/15/2030 (a)	2,915	2,835

		5,074

Energy Equipment & Services — 0.1%

Guara Norte SARL (Brazil) 5.20%, 6/15/2034 (a)	3,722	3,398

Nabors Industries Ltd. 7.25%, 1/15/2026 (a)	745	726

Oceaneering International, Inc. 4.65%, 11/15/2024	2,205	2,170

Transocean Guardian Ltd. 5.88%, 1/15/2024 (a)	440	421

Transocean Pontus Ltd. 6.13%, 8/1/2025 (a)	114	113

Transocean Proteus Ltd. 6.25%, 12/1/2024 (a)	150	149

		6,977

Entertainment — 0.2%

Cinemark USA, Inc.

8.75%, 5/1/2025 (a)	270	283

5.25%, 7/15/2028 (a)	2,535	2,418

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Entertainment — continued

Live Nation Entertainment, Inc.

4.88%, 11/1/2024 (a)	1,415	1,429

6.50%, 5/15/2027 (a)	1,465	1,569

4.75%, 10/15/2027 (a)	3,015	2,962

Netflix, Inc.

4.88%, 4/15/2028	2,045	2,190

4.88%, 6/15/2030 (a)	1,200	1,309

WMG Acquisition Corp.

3.88%, 7/15/2030 (a)	2,573	2,470

3.00%, 2/15/2031 (a)	1,030	931

		15,561

Equity Real Estate Investment Trusts (REITs) — 0.7%

American Tower Corp.

3.50%, 1/31/2023	5,305	5,396

3.00%, 6/15/2023	110	112

2.40%, 3/15/2025	2,640	2,631

2.75%, 1/15/2027	3,000	2,993

HAT Holdings I LLC 6.00%, 4/15/2025 (a)	720	743

Iron Mountain, Inc. 4.88%, 9/15/2027 (a)	2,805	2,808

MGM Growth Properties Operating Partnership LP

5.63%, 5/1/2024	1,500	1,557

4.63%, 6/15/2025 (a)	820	845

5.75%, 2/1/2027	1,065	1,153

MPT Operating Partnership LP 4.63%, 8/1/2029	1,360	1,365

Office Properties Income Trust

2.65%, 6/15/2026	11,480	10,921

2.40%, 2/1/2027	15,380	14,238

RHP Hotel Properties LP 4.75%, 10/15/2027	4,560	4,457

SBA Communications Corp.

3.88%, 2/15/2027	650	649

3.13%, 2/1/2029	2,110	1,960

Scentre Group Trust 1 (Australia) 3.50%, 2/12/2025 (a)	6,294	6,471

VICI Properties LP

3.50%, 2/15/2025 (a)	2,335	2,341

4.25%, 12/1/2026 (a)	1,370	1,384

3.75%, 2/15/2027 (a)	1,430	1,419

4.13%, 8/15/2030 (a)	610	605

WEA Finance LLC (France) 2.88%, 1/15/2027 (a)	3,110	3,081

Welltower, Inc. 3.63%, 3/15/2024	2,325	2,388

		69,517

SEE NOTES TO FINANCIAL STATEMENTS.

356	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Food & Staples Retailing — 0.3%

Albertsons Cos., Inc.

3.50%, 2/15/2023 (a)	135	135

3.25%, 3/15/2026 (a)	283	272

4.63%, 1/15/2027 (a)	15,090	15,157

5.88%, 2/15/2028 (a)	350	363

3.50%, 3/15/2029 (a)	283	263

4.88%, 2/15/2030 (a)	190	190

Performance Food Group, Inc. 5.50%, 10/15/2027 (a)	3,190	3,246

Rite Aid Corp. 8.00%, 11/15/2026 (a)	5,754	5,477

		25,103

Food Products — 0.5%

Bunge Ltd. Finance Corp.

3.00%, 9/25/2022	100	101

1.63%, 8/17/2025	10,338	10,036

Campbell Soup Co. 3.65%, 3/15/2023	1,018	1,037

Darling Ingredients, Inc. 5.25%, 4/15/2027 (a)	3,020	3,073

Kraft Heinz Foods Co. 4.38%, 6/1/2046	2,420	2,481

Lamb Weston Holdings, Inc.

4.88%, 5/15/2028 (a)	2,155	2,214

4.13%, 1/31/2030 (a)	1,833	1,773

4.38%, 1/31/2032 (a)	611	594

Post Holdings, Inc.

5.75%, 3/1/2027 (a)	3,515	3,552

5.63%, 1/15/2028 (a)	1,041	1,045

4.63%, 4/15/2030 (a)	3,314	3,120

Viterra Finance BV (Netherlands) 2.00%, 4/21/2026 (a)	14,555	14,075

		43,101

Gas Utilities — 0.0% (d)

AmeriGas Partners LP

5.63%, 5/20/2024	580	592

5.50%, 5/20/2025	955	972

5.75%, 5/20/2027	785	793

		2,357

Health Care Equipment & Supplies — 0.2%

Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	3,445	3,497

Hologic, Inc. 3.25%, 2/15/2029 (a)	4,627	4,384

Mozart Debt Merger Sub, Inc.

3.88%, 4/1/2029 (a)	3,341	3,170

5.25%, 10/1/2029 (a)	2,772	2,647

Teleflex, Inc. 4.63%, 11/15/2027	970	985

		14,683

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — 1.2%

Acadia Healthcare Co., Inc.

5.50%, 7/1/2028 (a)	4,285	4,295

5.00%, 4/15/2029 (a)	100	99

AdaptHealth LLC 4.63%, 8/1/2029 (a)	4,052	3,656

Aetna, Inc.

2.75%, 11/15/2022	223	224

2.80%, 6/15/2023	60	61

Anthem, Inc. 2.95%, 12/1/2022	75	76

Centene Corp.

4.25%, 12/15/2027	2,175	2,226

4.63%, 12/15/2029	13,250	13,648

3.38%, 2/15/2030	995	955

Community Health Systems, Inc.

5.63%, 3/15/2027 (a)	2,638	2,660

6.00%, 1/15/2029 (a)	1,809	1,811

5.25%, 5/15/2030 (a)	1,584	1,534

4.75%, 2/15/2031 (a)	5,295	4,984

DaVita, Inc.

4.63%, 6/1/2030 (a)	4,755	4,559

3.75%, 2/15/2031 (a)	2,128	1,944

Encompass Health Corp.

5.13%, 3/15/2023	90	90

4.50%, 2/1/2028	1,460	1,421

4.75%, 2/1/2030	4,100	3,916

4.63%, 4/1/2031	1,515	1,430

HCA, Inc.

5.38%, 2/1/2025	200	212

5.88%, 2/15/2026	4,495	4,858

5.38%, 9/1/2026	3,035	3,266

5.63%, 9/1/2028	8,510	9,428

5.88%, 2/1/2029	7,450	8,325

Highmark, Inc. 1.45%, 5/10/2026 (a)	13,265	12,711

Laboratory Corp. of America Holdings 2.30%, 12/1/2024	2,774	2,767

Tenet Healthcare Corp.

6.75%, 6/15/2023	560	582

4.63%, 9/1/2024 (a)	2,030	2,057

4.88%, 1/1/2026 (a)	7,971	8,026

6.25%, 2/1/2027 (a)	3,280	3,374

5.13%, 11/1/2027 (a)	1,720	1,753

4.63%, 6/15/2028 (a)	500	490

4.25%, 6/1/2029 (a)	3,243	3,130

		110,568

Health Care Technology — 0.1%

IQVIA, Inc.

5.00%, 10/15/2026 (a)	1,050	1,072

5.00%, 5/15/2027 (a)	3,815	3,902

		4,974

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	357

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Hotels, Restaurants & Leisure — 0.8%

1011778 BC ULC (Canada)

5.75%, 4/15/2025 (a)	810	834

3.88%, 1/15/2028 (a)	3,340	3,248

4.00%, 10/15/2030 (a)	1,550	1,432

Boyd Gaming Corp.

8.63%, 6/1/2025 (a)	500	526

4.75%, 12/1/2027	1,500	1,506

Boyne USA, Inc. 4.75%, 5/15/2029 (a)	2,065	2,029

Caesars Entertainment, Inc.

6.25%, 7/1/2025 (a)	3,006	3,117

4.63%, 10/15/2029 (a)	1,171	1,111

Caesars Resort Collection LLC 5.75%, 7/1/2025 (a)	2,161	2,216

Carnival Corp.

9.88%, 8/1/2027 (a)	4,431	4,973

4.00%, 8/1/2028 (a)	1,083	1,038

6.00%, 5/1/2029 (a)	2,224	2,159

Cedar Fair LP

5.50%, 5/1/2025 (a)	605	622

5.38%, 4/15/2027	1,446	1,457

5.25%, 7/15/2029	1,835	1,832

Gohl Capital Ltd. (Malaysia) 4.25%, 1/24/2027 (c)	5,000	4,892

Hilton Domestic Operating Co., Inc.

5.38%, 5/1/2025 (a)	1,015	1,047

3.75%, 5/1/2029 (a)	1,135	1,095

4.88%, 1/15/2030	1,621	1,667

4.00%, 5/1/2031 (a)	141	138

3.63%, 2/15/2032 (a)	675	642

Hilton Worldwide Finance LLC 4.88%, 4/1/2027	1,585	1,619

International Game Technology plc

6.50%, 2/15/2025 (a)	2,280	2,423

6.25%, 1/15/2027 (a)	440	466

KFC Holding Co. 4.75%, 6/1/2027 (a)	1,365	1,398

Marriott Ownership Resorts, Inc.

4.75%, 1/15/2028	390	381

4.50%, 6/15/2029 (a)	1,990	1,886

MGM Resorts International

5.75%, 6/15/2025	1,759	1,843

4.63%, 9/1/2026	33	33

5.50%, 4/15/2027	1,317	1,359

Royal Caribbean Cruises Ltd.

9.13%, 6/15/2023 (a)	3,355	3,508

11.50%, 6/1/2025 (a)	164	181

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued

Scientific Games International, Inc. 5.00%, 10/15/2025 (a)	1,674	1,691

Six Flags Entertainment Corp. 4.88%, 7/31/2024 (a)	3,405	3,402

Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	1,150	1,201

Station Casinos LLC 4.50%, 2/15/2028 (a)	2,035	1,956

Travel + Leisure Co. 3.90%, 3/1/2023	1,285	1,288

Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	1,500	1,545

Wynn Las Vegas LLC 5.50%, 3/1/2025 (a)	2,725	2,764

Wynn Resorts Finance LLC

7.75%, 4/15/2025 (a)	1,460	1,524

5.13%, 10/1/2029 (a)	2,095	2,017

Yum! Brands, Inc.

7.75%, 4/1/2025 (a)	1,162	1,211

3.63%, 3/15/2031	352	329

4.63%, 1/31/2032	828	811

		72,417

Household Durables — 0.3%

CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	2,490	2,571

Controladora Mabe SA de CV (Mexico) 5.60%, 10/23/2028 (c)	1,400	1,514

Lennar Corp.

4.88%, 12/15/2023	150	156

5.25%, 6/1/2026	2,965	3,226

4.75%, 11/29/2027	6,500	7,066

Newell Brands, Inc. 5.87%, 4/1/2036 (f)	825	904

PulteGroup, Inc. 5.50%, 3/1/2026	9,819	10,824

Tempur Sealy International, Inc. 4.00%, 4/15/2029 (a)	4,120	3,883

		30,144

Household Products — 0.2%

Central Garden & Pet Co.

5.13%, 2/1/2028	1,010	1,029

4.13%, 10/15/2030	2,216	2,105

4.13%, 4/30/2031 (a)	537	502

Energizer Holdings, Inc.

4.75%, 6/15/2028 (a)	2,280	2,155

4.38%, 3/31/2029 (a)	3,565	3,213

Reckitt Benckiser Treasury Services plc (United Kingdom) 2.38%, 6/24/2022 (a)	1,900	1,905

Spectrum Brands, Inc.

5.75%, 7/15/2025	70	71

5.00%, 10/1/2029 (a)	2,870	2,834

5.50%, 7/15/2030 (a)	1,367	1,360

3.88%, 3/15/2031 (a)	500	458

		15,632

SEE NOTES TO FINANCIAL STATEMENTS.

358	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Independent Power and Renewable Electricity Producers — 0.1%

Calpine Corp.

5.25%, 6/1/2026 (a)	1,773	1,791

4.50%, 2/15/2028 (a)	2,740	2,675

5.13%, 3/15/2028 (a)	1,665	1,604

Constellation Energy Generation LLC

3.40%, 3/15/2022	380	380

3.25%, 6/1/2025	4,659	4,757

Termocandelaria Power Ltd. (Colombia) 7.88%, 1/30/2029 (c)	1,445	1,387

		12,594

Insurance — 0.6%

American International Group, Inc. 2.50%, 6/30/2025	2,705	2,717

Athene Global Funding

3.00%, 7/1/2022 (a)	5,165	5,196

1.45%, 1/8/2026 (a)	16,929	16,167

2.95%, 11/12/2026 (a)	7,071	7,091

Jackson National Life Global Funding 3.25%, 1/30/2024 (a)	9,500	9,707

Reliance Standard Life Global Funding II

2.63%, 7/22/2022 (a)	2,415	2,428

2.15%, 1/21/2023 (a)	4,505	4,526

3.85%, 9/19/2023 (a)	45	46

2.50%, 10/30/2024 (a)	6,190	6,211

		54,089

Internet & Direct Marketing Retail — 0.1%

B2W Digital Lux SARL (Brazil) 4.38%, 12/20/2030 (c)	4,300	3,709

MercadoLibre, Inc. (Brazil) 2.38%, 1/14/2026	4,300	4,011

Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	1,735	1,723

		9,443

IT Services — 0.2%

Arches Buyer, Inc.

4.25%, 6/1/2028 (a)	1,215	1,151

6.13%, 12/1/2028 (a)	2,890	2,716

Black Knight InfoServ LLC 3.63%, 9/1/2028 (a)	2,625	2,485

Block, Inc.

2.75%, 6/1/2026 (a)	1,349	1,309

3.50%, 6/1/2031 (a)	2,579	2,421

Exela Intermediate LLC 11.50%, 7/15/2026 (a)	76	44

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

IT Services — continued

Gartner, Inc.

4.50%, 7/1/2028 (a)	1,915	1,941

3.75%, 10/1/2030 (a)	1,992	1,938

Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	3,135	3,127

		17,132

Leisure Products — 0.0% (d)

Mattel, Inc.

3.38%, 4/1/2026 (a)	301	299

5.88%, 12/15/2027 (a)	750	795

3.75%, 4/1/2029 (a)	2,212	2,214

Vista Outdoor, Inc. 4.50%, 3/15/2029 (a)	1,000	938

		4,246

Life Sciences Tools & Services — 0.0% (d)

Charles River Laboratories International, Inc. 3.75%, 3/15/2029 (a)	2,725	2,619

Machinery — 0.1%

Colfax Corp. 6.38%, 2/15/2026 (a)	1,933	1,986

TK Elevator US Newco, Inc. (Germany) 5.25%, 7/15/2027 (a)	1,550	1,535

Toyota Industries Corp. (Japan) 3.11%, 3/12/2022 (a)	1,695	1,696

		5,217

Media — 1.2%

Altice Financing SA (Luxembourg)

5.00%, 1/15/2028 (a)	2,995	2,699

5.75%, 8/15/2029 (a)	1,563	1,424

Clear Channel Outdoor Holdings, Inc.

5.13%, 8/15/2027 (a)	5,000	4,996

7.75%, 4/15/2028 (a)	917	958

CSC Holdings LLC

5.25%, 6/1/2024	935	948

5.50%, 4/15/2027 (a)	1,380	1,377

5.38%, 2/1/2028 (a)	1,815	1,764

6.50%, 2/1/2029 (a)	9,200	9,314

4.50%, 11/15/2031 (a)	1,316	1,198

Diamond Sports Group LLC 5.38%, 8/15/2026 (a)	1,077	442

Directv Financing LLC 5.88%, 8/15/2027 (a)	4,796	4,794

DISH DBS Corp.

5.88%, 7/15/2022	820	827

5.00%, 3/15/2023	550	555

5.88%, 11/15/2024	4,884	4,884

7.75%, 7/1/2026	13,830	14,005

5.25%, 12/1/2026 (a)	3,790	3,715

5.75%, 12/1/2028 (a)	1,155	1,104

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	359

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Media — continued

Gray Escrow II, Inc. 5.38%, 11/15/2031 (a)	2,638	2,539

Gray Television, Inc. 7.00%, 5/15/2027 (a)	385	405

iHeartCommunications, Inc.

6.38%, 5/1/2026	1,450	1,495

8.38%, 5/1/2027	2,195	2,287

5.25%, 8/15/2027 (a)	1,425	1,419

Lamar Media Corp.

3.75%, 2/15/2028	120	115

4.88%, 1/15/2029	2,005	2,010

4.00%, 2/15/2030	85	82

Midas OpCo Holdings LLC 5.63%, 8/15/2029 (a)	3,530	3,459

News Corp. 3.88%, 5/15/2029 (a)	2,623	2,512

Nexstar Media, Inc.

5.63%, 7/15/2027 (a)	5,250	5,368

4.75%, 11/1/2028 (a)	2,406	2,334

Outfront Media Capital LLC

6.25%, 6/15/2025 (a)	2,212	2,298

5.00%, 8/15/2027 (a)	1,195	1,184

Scripps Escrow II, Inc.

3.88%, 1/15/2029 (a)	760	712

5.38%, 1/15/2031 (a)	1,450	1,379

Scripps Escrow, Inc. 5.88%, 7/15/2027 (a)	500	499

Sinclair Television Group, Inc.

5.13%, 2/15/2027 (a)	1,645	1,497

4.13%, 12/1/2030 (a)	1,150	1,030

Sirius XM Radio, Inc.

5.00%, 8/1/2027 (a)	1,375	1,394

4.00%, 7/15/2028 (a)	3,948	3,795

5.50%, 7/1/2029 (a)	7,740	7,913

4.13%, 7/1/2030 (a)	1,700	1,607

Summer BC Bidco B LLC 5.50%, 10/31/2026 (a)	800	772

TEGNA, Inc.

4.63%, 3/15/2028	1,220	1,219

5.00%, 9/15/2029	1,180	1,177

Univision Communications, Inc. 4.50%, 5/1/2029 (a)	2,720	2,604

UPC Broadband Finco BV (Netherlands) 4.88%, 7/15/2031 (a)	831	794

ViacomCBS, Inc. (ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (b)	550	556

Videotron Ltd. (Canada) 5.13%, 4/15/2027 (a)	2,784	2,833

VZ Secured Financing BV (Netherlands) 5.00%, 1/15/2032 (a)	668	633

		112,925

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Metals & Mining — 0.5%

Alcoa Nederland Holding BV

5.50%, 12/15/2027 (a)	925	964

6.13%, 5/15/2028 (a)	2,370	2,495

Allegheny Technologies, Inc. 5.88%, 12/1/2027	4,105	4,189

Arconic Corp.

6.00%, 5/15/2025 (a)	1,554	1,601

6.13%, 2/15/2028 (a)	3,280	3,353

Carpenter Technology Corp. 4.45%, 3/1/2023	1,250	1,258

Cleveland-Cliffs, Inc.

9.88%, 10/17/2025 (a)	450	500

6.75%, 3/15/2026 (a)	3,796	4,001

5.88%, 6/1/2027	740	762

4.63%, 3/1/2029 (a)	1,200	1,158

Constellium SE 5.88%, 2/15/2026 (a)	1,206	1,221

CSN Inova Ventures (Brazil) 6.75%, 1/28/2028 (c)	2,000	2,068

FMG Resources August 2006 Pty. Ltd. (Australia) 4.50%, 9/15/2027 (a)	3,875	3,886

Freeport-McMoRan, Inc.

3.88%, 3/15/2023	200	203

5.00%, 9/1/2027	1,230	1,267

4.13%, 3/1/2028	407	412

4.38%, 8/1/2028	2,098	2,124

4.25%, 3/1/2030	2,810	2,839

5.40%, 11/14/2034	810	910

Gerdau Trade, Inc. (Brazil) 4.88%, 10/24/2027 (c)	2,000	2,092

Glencore Funding LLC (Australia) 1.63%, 9/1/2025 (a)	5,443	5,250

Kaiser Aluminum Corp. 4.63%, 3/1/2028 (a)	2,350	2,219

Novelis Corp.

3.25%, 11/15/2026 (a)	882	837

4.75%, 1/30/2030 (a)	2,780	2,720

3.88%, 8/15/2031 (a)	442	407

		48,736

Multiline Retail — 0.1%

NMG Holding Co., Inc. 7.13%, 4/1/2026 (a)	3,000	3,090

Nordstrom, Inc. 2.30%, 4/8/2024	2,070	1,992

		5,082

Multi-Utilities — 0.1%

Dominion Energy, Inc. Series A, 3.30%, 3/15/2025	6,570	6,702

Empresas Publicas de Medellin ESP (Colombia) 4.25%, 7/18/2029 (c)	3,000	2,650

SEE NOTES TO FINANCIAL STATEMENTS.

360	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Multi-Utilities — continued

Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	75	76

Puget Energy, Inc. 2.38%, 6/15/2028	4,515	4,292

		13,720

Oil, Gas & Consumable Fuels — 2.7%

Antero Midstream Partners LP

7.88%, 5/15/2026 (a)	1,995	2,145

5.38%, 6/15/2029 (a)	2,275	2,286

Antero Resources Corp.

7.63%, 2/1/2029 (a)	1,565	1,695

5.38%, 3/1/2030 (a)	715	728

Apache Corp.

4.63%, 11/15/2025	1,999	2,064

4.88%, 11/15/2027	699	718

APT Pipelines Ltd. (Australia) 4.20%, 3/23/2025 (a)	3,088	3,213

Azure Power Energy Ltd. (India) 3.58%, 8/19/2026 (a)	1,927	1,855

Baytex Energy Corp. (Canada) 5.63%, 6/1/2024 (a)	1,054	1,051

BP Capital Markets America, Inc. 3.19%, 4/6/2025	4,000	4,100

Buckeye Partners LP

4.15%, 7/1/2023	665	673

4.13%, 3/1/2025 (a)	285	284

4.13%, 12/1/2027	1,725	1,630

4.50%, 3/1/2028 (a)	800	760

Cenovus Energy, Inc. (Canada) 5.38%, 7/15/2025	870	942

Cheniere Corpus Christi Holdings LLC 5.13%, 6/30/2027	16,440	17,927

Cheniere Energy Partners LP

4.50%, 10/1/2029	2,775	2,828

4.00%, 3/1/2031	2,102	2,070

3.25%, 1/31/2032 (a)	2,322	2,183

Cheniere Energy, Inc. 4.63%, 10/15/2028	1,780	1,819

Chesapeake Energy Corp. 6.75%, 4/15/2029 (a)	3,215	3,399

CNX Resources Corp. 7.25%, 3/14/2027 (a)	3,730	3,940

Comstock Resources, Inc. 6.75%, 3/1/2029 (a)	2,656	2,703

Crestwood Midstream Partners LP 5.75%, 4/1/2025	2,595	2,611

DCP Midstream Operating LP

3.88%, 3/15/2023	785	794

5.38%, 7/15/2025	1,020	1,080

5.63%, 7/15/2027	1,295	1,391

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Devon Energy Corp. 5.25%, 9/15/2024	1,333	1,416

DT Midstream, Inc.

4.13%, 6/15/2029 (a)	2,996	2,891

4.38%, 6/15/2031 (a)	1,905	1,861

Ecopetrol SA (Colombia) 5.38%, 6/26/2026	3,600	3,679

Enbridge, Inc. (Canada) 2.90%, 7/15/2022	75	75

Energean Israel Finance Ltd. (Israel)

4.50%, 3/30/2024 (c)	1,744	1,687

4.88%, 3/30/2026 (c)	1,363	1,295

Energy Transfer LP 4.05%, 3/15/2025	14,000	14,492

EnLink Midstream Partners LP

4.40%, 4/1/2024	1,085	1,105

4.15%, 6/1/2025	2,275	2,278

EQM Midstream Partners LP

4.75%, 7/15/2023	335	335

4.00%, 8/1/2024	1,065	1,044

6.00%, 7/1/2025 (a)	1,357	1,384

6.50%, 7/1/2027 (a)	1,640	1,715

4.50%, 1/15/2029 (a)	1,377	1,286

4.75%, 1/15/2031 (a)	582	546

EQT Corp.

6.63%, 2/1/2025 (f)	1,710	1,847

3.90%, 10/1/2027	2,265	2,289

Genesis Energy LP

6.50%, 10/1/2025	685	676

6.25%, 5/15/2026	1,923	1,846

7.75%, 2/1/2028	247	244

Gray Oak Pipeline LLC 2.60%, 10/15/2025 (a)	24,782	24,504

Greenko Dutch BV (India) 3.85%, 3/29/2026 (a)	4,078	3,956

Greenko Solar Mauritius Ltd. (India) 5.55%, 1/29/2025 (c)	1,296	1,301

Gulfport Energy Corp.

8.00%, 5/17/2026 (a)	514	544

8.00%, 5/17/2026	23	24

Gulfport Energy Operating Corp.

6.63%, 5/1/2023 ‡ (h)	660	—	(g)

6.00%, 10/15/2024 ‡ (h)	1,080	—	(g)

Hess Midstream Operations LP 5.63%, 2/15/2026 (a)	4,455	4,566

Leviathan Bond Ltd. (Israel)

6.13%, 6/30/2025 (c)	2,700	2,736

6.50%, 6/30/2027 (c)	1,850	1,884

Lundin Energy Finance BV (Netherlands) 2.00%, 7/15/2026 (a)	16,355	15,793

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	361

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

MEG Energy Corp. (Canada)

6.50%, 1/15/2025 (a)	345	350

7.13%, 2/1/2027 (a)	1,778	1,855

NGL Energy Operating LLC 7.50%, 2/1/2026 (a)	1,805	1,812

NuStar Logistics LP

5.75%, 10/1/2025	1,417	1,475

6.00%, 6/1/2026	1,085	1,102

5.63%, 4/28/2027	1,060	1,061

6.38%, 10/1/2030	192	195

Occidental Petroleum Corp.

8.00%, 7/15/2025	413	467

5.88%, 9/1/2025	4,817	5,166

8.50%, 7/15/2027	2,064	2,487

6.38%, 9/1/2028	192	217

8.88%, 7/15/2030	494	639

6.63%, 9/1/2030	1,807	2,103

6.13%, 1/1/2031	1,712	1,947

7.88%, 9/15/2031	850	1,051

Oil and Gas Holding Co. BSCC (The) (Bahrain) 7.63%, 11/7/2024 (c)	1,000	1,045

PBF Holding Co. LLC 9.25%, 5/15/2025 (a)	1,312	1,335

Peru LNG Srl (Peru) 5.38%, 3/22/2030 (c)	2,300	1,985

Petroleos Mexicanos (Mexico)

4.25%, 1/15/2025	3,000	2,996

4.50%, 1/23/2026	6,800	6,679

6.88%, 8/4/2026	3,950	4,169

6.49%, 1/23/2027	3,000	3,080

Range Resources Corp.

5.00%, 3/15/2023	748	756

4.88%, 5/15/2025	3,020	3,065

8.25%, 1/15/2029	550	603

4.75%, 2/15/2030 (a)	750	734

Sabine Pass Liquefaction LLC 5.88%, 6/30/2026	4,829	5,355

SM Energy Co. 6.63%, 1/15/2027	685	695

Southwestern Energy Co.

5.38%, 2/1/2029	2,635	2,711

5.38%, 3/15/2030	1,508	1,557

4.75%, 2/1/2032	372	370

Summit Midstream Holdings LLC 8.50%, 10/15/2026 (a)	2,050	2,030

Sunoco LP

6.00%, 4/15/2027	870	898

4.50%, 5/15/2029	2,000	1,917

Tallgrass Energy Partners LP

7.50%, 10/1/2025 (a)	2,285	2,400

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

5.50%, 1/15/2028 (a)	2,470	2,380

6.00%, 12/31/2030 (a)	1,290	1,242

Targa Resources Partners LP

5.88%, 4/15/2026	4,010	4,140

5.38%, 2/1/2027	1,715	1,764

6.88%, 1/15/2029	4,635	5,045

5.50%, 3/1/2030	605	641

4.88%, 2/1/2031	1,135	1,167

4.00%, 1/15/2032	483	476

TerraForm Power Operating LLC 4.25%, 1/31/2023 (a)	1,544	1,546

Trinidad Petroleum Holdings Ltd. (Trinidad and Tobago) 9.75%, 6/15/2026 (a)	2,200	2,255

Uzbekneftegaz JSC (Uzbekistan) 4.75%, 11/16/2028 (a)	1,000	880

Western Midstream Operating LP

4.00%, 7/1/2022	380	380

3.60%, 2/1/2025 (f)	450	451

4.55%, 2/1/2030 (f)	2,250	2,314

		257,176

Paper & Forest Products — 0.0% (d)

Fibria Overseas Finance Ltd. (Brazil) 5.50%, 1/17/2027	2,000	2,143

Personal Products — 0.1%

Edgewell Personal Care Co.

5.50%, 6/1/2028 (a)	3,669	3,688

4.13%, 4/1/2029 (a)	930	873

Natura Cosmeticos SA (Brazil) 4.13%, 5/3/2028 (a)	1,764	1,662

Prestige Brands, Inc. 5.13%, 1/15/2028 (a)	1,070	1,071

		7,294

Pharmaceuticals — 0.7%

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (a)	5,395	5,578

8.50%, 1/31/2027 (a)	6,370	6,447

Bausch Health Cos., Inc.

6.13%, 4/15/2025 (a)	3,051	3,066

5.50%, 11/1/2025 (a)	4,155	4,170

5.75%, 8/15/2027 (a)	2,915	2,897

7.00%, 1/15/2028 (a)	1,562	1,429

5.00%, 1/30/2028 (a)	5,184	4,341

4.88%, 6/1/2028 (a)	6,708	6,443

5.00%, 2/15/2029 (a)	5,338	4,320

5.25%, 1/30/2030 (a)	228	184

5.25%, 2/15/2031 (a)	465	370

SEE NOTES TO FINANCIAL STATEMENTS.

362	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Pharmaceuticals — continued

Jazz Securities DAC 4.38%, 1/15/2029 (a)	4,194	4,154

Organon & Co.

4.13%, 4/30/2028 (a)	3,314	3,260

5.13%, 4/30/2031 (a)	1,827	1,824

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (a)	3,560	3,566

Shire Acquisitions Investments Ireland DAC 2.88%, 9/23/2023	9,068	9,185

Viatris, Inc. 1.65%, 6/22/2025	5,285	5,106

		66,340

Real Estate Management & Development — 0.1%

Country Garden Holdings Co. Ltd. (China) 3.13%, 10/22/2025 (c)	4,700	3,311

Kennedy-Wilson, Inc.

4.75%, 3/1/2029	3,730	3,643

5.00%, 3/1/2031	468	454

Realogy Group LLC 5.75%, 1/15/2029 (a)	1,000	989

Vanke Real Estate Hong Kong Co. Ltd. (China) 3.98%, 11/9/2027 (c)	2,600	2,527

		10,924

Road & Rail — 0.5%

Avis Budget Car Rental LLC

5.75%, 7/15/2027 (a)	2,520	2,541

5.38%, 3/1/2029 (a)	1,445	1,421

Georgian Railway JSC (Georgia) 4.00%, 6/17/2028 (a)	4,449	4,049

Hertz Corp. (The) 4.63%, 12/1/2026 (a)	3,730	3,553

Ryder System, Inc. 3.35%, 9/1/2025	4,405	4,511

Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (a)	28,075	27,190

Uber Technologies, Inc.

7.50%, 5/15/2025 (a)	1,600	1,665

4.50%, 8/15/2029 (a)	1,304	1,248

XPO Logistics, Inc. 6.25%, 5/1/2025 (a)	3,575	3,708

		49,886

Semiconductors & Semiconductor Equipment — 0.4%

ams-OSRAM AG (Austria) 7.00%, 7/31/2025 (a)	2,210	2,290

Broadcom Corp. 3.88%, 1/15/2027	3,020	3,144

Entegris, Inc. 4.38%, 4/15/2028 (a)	2,310	2,264

Marvell Technology, Inc. 1.65%, 4/15/2026	9,090	8,753

Microchip Technology, Inc. 4.25%, 9/1/2025	20,000	20,527

ON Semiconductor Corp. 3.88%, 9/1/2028 (a)	3,995	3,960

		40,938

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Software — 0.2%

CDK Global, Inc. 4.88%, 6/1/2027	1,235	1,265

Clarivate Science Holdings Corp. 3.88%, 7/1/2028 (a)	3,315	3,133

NCR Corp.

5.75%, 9/1/2027 (a)	2,150	2,182

5.00%, 10/1/2028 (a)	1,929	1,895

5.13%, 4/15/2029 (a)	1,823	1,802

6.13%, 9/1/2029 (a)	1,960	2,034

SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	3,485	3,582

		15,893

Specialty Retail — 0.3%

Asbury Automotive Group, Inc.

4.50%, 3/1/2028	2,350	2,309

4.75%, 3/1/2030	813	789

Bath & Body Works, Inc.

5.25%, 2/1/2028	1,170	1,218

7.50%, 6/15/2029	1,650	1,808

6.88%, 11/1/2035	1,190	1,315

Gap, Inc. (The) 3.63%, 10/1/2029 (a)	1,750	1,585

Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	3,275	3,156

Lithia Motors, Inc.

4.63%, 12/15/2027 (a)	934	955

3.88%, 6/1/2029 (a)	2,100	2,072

Penske Automotive Group, Inc.

3.50%, 9/1/2025	1,320	1,307

3.75%, 6/15/2029	2,710	2,530

PetSmart, Inc. 4.75%, 2/15/2028 (a)	6,196	6,181

SRS Distribution, Inc. 4.63%, 7/1/2028 (a)	2,000	1,918

Staples, Inc.

7.50%, 4/15/2026 (a)	4,060	4,014

10.75%, 4/15/2027 (a)	830	773

		31,930

Technology Hardware, Storage & Peripherals — 0.0% (d)

Seagate HDD Cayman

3.13%, 7/15/2029	1,250	1,138

4.13%, 1/15/2031	2,235	2,116

		3,254

Textiles, Apparel & Luxury Goods — 0.0% (d)

William Carter Co. (The)

5.50%, 5/15/2025 (a)	665	683

5.63%, 3/15/2027 (a)	980	999

		1,682

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	363

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Thrifts & Mortgage Finance — 0.9%

BPCE SA (France)

(ICE LIBOR USD 3 Month + 1.24%), 1.44%, 9/12/2023 (a) (b)	250	253

4.63%, 7/11/2024 (a)	17,000	17,655

2.38%, 1/14/2025 (a)	3,855	3,812

4.50%, 3/15/2025 (a)	14,422	14,974

(SOFR + 1.52%), 1.65%, 10/6/2026 (a) (b)	17,305	16,509

Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/2027 (a)	4,135	4,197

Nationwide Building Society (United Kingdom)

(ICE LIBOR USD 3 Month + 1.18%), 3.62%, 4/26/2023 (a) (b)	5,375	5,391

(ICE LIBOR USD 3 Month + 1.06%), 3.77%, 3/8/2024 (a) (b)	1,000	1,016

4.00%, 9/14/2026 (a)	17,858	18,539

Rocket Mortgage LLC

2.88%, 10/15/2026 (a)	1,007	946

3.63%, 3/1/2029 (a)	3,180	2,978

3.88%, 3/1/2031 (a)	130	122

4.00%, 10/15/2033 (a)	342	318

		86,710

Tobacco — 0.3%

BAT Capital Corp. (United Kingdom)

2.79%, 9/6/2024	9,615	9,674

4.70%, 4/2/2027	2,760	2,932

BAT International Finance plc (United Kingdom) 1.67%, 3/25/2026	5,320	5,052

Imperial Brands Finance plc (United Kingdom)

3.75%, 7/21/2022 (a)	1,500	1,506

3.13%, 7/26/2024 (a)	8,410	8,503

		27,667

Trading Companies & Distributors — 1.0%

Air Lease Corp.

2.63%, 7/1/2022	485	486

2.75%, 1/15/2023	2,110	2,127

3.88%, 7/3/2023	3,000	3,067

2.30%, 2/1/2025	12,700	12,547

3.38%, 7/1/2025	3,960	4,006

2.88%, 1/15/2026	17,365	17,299

Aviation Capital Group LLC

5.50%, 12/15/2024 (a)	4,935	5,248

4.13%, 8/1/2025 (a)	3,300	3,364

4.88%, 10/1/2025 (a)	3,196	3,347

1.95%, 1/30/2026 (a)	21,621	20,588

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Trading Companies & Distributors — continued

Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	3,040	3,116

Imola Merger Corp. 4.75%, 5/15/2029 (a)	5,612	5,443

United Rentals North America, Inc.

3.88%, 11/15/2027	500	508

4.88%, 1/15/2028	5,830	5,949

5.25%, 1/15/2030	1,695	1,763

3.88%, 2/15/2031	2,352	2,273

WESCO Distribution, Inc.

7.13%, 6/15/2025 (a)	3,362	3,521

7.25%, 6/15/2028 (a)	1,780	1,911

		96,563

Transportation Infrastructure — 0.1%

Sydney Airport Finance Co. Pty. Ltd. (Australia) 3.38%, 4/30/2025 (a)	7,105	7,274

Wireless Telecommunication Services — 0.4%

Hughes Satellite Systems Corp. 6.63%, 8/1/2026	4,085	4,255

Kenbourne Invest SA (Chile)

6.88%, 11/26/2024 (c)	4,100	4,141

4.70%, 1/22/2028 (a)	400	372

Sprint Corp.

7.88%, 9/15/2023	1,025	1,102

7.13%, 6/15/2024	306	331

7.63%, 2/15/2025	546	605

7.63%, 3/1/2026	15,134	17,253

T-Mobile USA, Inc.

1.50%, 2/15/2026	5,062	4,860

4.75%, 2/1/2028	6,713	6,931

Vodafone Group plc (United Kingdom) 4.13%, 5/30/2025	135	142

		39,992

Total Corporate Bonds (Cost $3,817,077)		3,696,165

U.S. Treasury Obligations — 18.4%

U.S. Treasury Notes

1.75%, 7/15/2022	2,620	2,632

1.25%, 7/31/2023	10,000	9,995

0.50%, 11/30/2023	89,920	88,483

0.88%, 1/31/2024	24,835	24,566

0.75%, 11/15/2024	586,055	572,549

1.00%, 12/15/2024	782,280	769,142

1.13%, 1/15/2025	14,910	14,699

1.50%, 2/15/2025	99,361	98,965

0.75%, 3/31/2026	7,470	7,180

SEE NOTES TO FINANCIAL STATEMENTS.

364	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — continued

0.88%, 9/30/2026	29,350	28,216

1.13%, 10/31/2026	5,500	5,344

1.50%, 1/31/2027	65,694	64,919

1.25%, 9/30/2028	11,620	11,201

1.38%, 12/31/2028	25,930	25,176

2.38%, 5/15/2029	985	1,022

1.38%, 11/15/2031	7,950	7,621

Total U.S. Treasury Obligations (Cost $1,752,924)		1,731,710

Asset-Backed Securities — 16.4%

ACC Trust

Series 2020-A, Class A, 6.00%, 3/20/2023 (a)	2,789	2,805

Series 2022-1, Class B, 2.55%, 2/20/2025 (a)	8,086	8,022

Series 2020-A, Class B, 12.50%, 6/20/2025 (a)	5,000	5,073

Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 ‡ (a)	3,879	3,738

Affirm Asset Securitization Trust

Series 2020-A, Class A, 2.10%, 2/18/2025 (a)	5,000	5,003

Series 2021-A, Class A, 0.88%, 8/15/2025 (a)	3,500	3,491

AIMCO CLO Ltd. (Cayman Islands) Series 2019-10A, Class AR, 1.32%, 7/22/2032 (a) (i)	7,200	7,176

Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (a)	20,613	19,741

American Credit Acceptance Receivables Trust

Series 2018-2, Class E, 5.16%, 9/10/2024 (a)	750	761

Series 2018-3, Class E, 5.17%, 10/15/2024 (a)	750	759

Series 2019-1, Class E, 4.84%, 4/14/2025 (a)	5,500	5,649

Series 2019-3, Class D, 2.89%, 9/12/2025 (a)	913	922

Series 2019-3, Class E, 3.80%, 9/12/2025 (a)	577	589

Series 2019-4, Class C, 2.69%, 12/12/2025 (a)	1,709	1,714

Series 2019-4, Class D, 2.97%, 12/12/2025 (a)	2,980	3,008

Series 2019-4, Class E, 3.85%, 12/12/2025 (a)	3,340	3,396

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-1, Class E, 3.32%, 3/13/2026 (a)	7,550	7,627

Series 2020-3, Class E, 3.88%, 8/13/2026 (a)	5,700	5,806

Series 2020-4, Class C, 1.31%, 12/14/2026 (a)	3,510	3,487

Series 2020-4, Class D, 1.77%, 12/14/2026 (a)	5,527	5,466

Series 2021-1, Class D, 1.14%, 3/15/2027 (a)	5,614	5,488

Series 2021-1, Class E, 2.29%, 3/15/2027 (a)	8,040	7,870

Series 2021-2, Class D, 1.34%, 7/13/2027 (a)	8,400	8,216

AmeriCredit Automobile Receivables Trust

Series 2017-3, Class D, 3.18%, 7/18/2023	438	439

Series 2019-1, Class C, 3.36%, 2/18/2025	750	762

Series 2019-2, Class C, 2.74%, 4/18/2025	1,000	1,015

Series 2019-2, Class D, 2.99%, 6/18/2025	3,500	3,549

AMSR Trust

Series 2021-SFR1, Class C, 2.35%, 6/17/2038 ‡ (a) (i)	581	544

Series 2021-SFR2, Class C, 1.88%, 8/17/2038 ‡ (a)	2,853	2,675

Series 2021-SFR3, Class E1, 2.33%, 10/17/2038 ‡ (a)	2,700	2,509

Series 2021-SFR3, Class E2, 2.43%, 10/17/2038 ‡ (a)	5,500	5,109

Series 2021-SFR4, Class E1, 2.97%, 12/17/2038 ‡ (a)	1,821	1,727

Amur Equipment Finance Receivables X LLC Series 2022-1A, Class D, 2.91%, 8/21/2028 (a)	3,210	3,176

Apidos CLO (Cayman Islands) Series 2019-31A, Class A1R, 1.34%, 4/15/2031 (a) (i)	10,908	10,880

Aqua Finance Trust

Series 2020-AA, Class A, 1.90%, 7/17/2046 (a)	2,225	2,203

Series 2021-A, Class B, 2.40%, 7/17/2046 ‡ (a)	2,187	2,110

Ares CLO Ltd. (Cayman Islands) Series 2016-40A, Class A1RR, 1.11%, 1/15/2029 (a) (i)	14,203	14,186

Atlas Senior Loan Fund (Cayman Islands) Series 2019-13A, Class A1NR, 1.34%, 4/22/2031 (a) (i)	14,050	14,013

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	365

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Bain Capital Credit CLO Ltd. (Cayman Islands) Series 2016-2A, Class ARR, 1.21%, 1/15/2029 (a) (i)	9,551	9,530

Ballyrock CLO Ltd. (Cayman Islands) Series 2019-1A, Class A1R, 1.27%, 7/15/2032 (a) (i)	12,901	12,856

BSPRT Issuer Ltd. (Cayman Islands) Series 2021-FL7, Class C, 2.49%, 12/15/2038 ‡ (a) (i)	7,500	7,459

Business Jet Securities LLC

Series 2020-1A, Class A, 2.98%, 11/15/2035 (a)	3,450	3,438

Series 2021-1A, Class A, 2.16%, 4/15/2036 (a)	10,155	9,784

Carlyle Global Market Strategies CLO Ltd. (Cayman Islands) Series 2015-1A, Class AR3, 1.23%, 7/20/2031 (a) (i)	6,407	6,383

CarNow Auto Receivables Trust

Series 2021-1A, Class A, 0.97%, 10/15/2024 (a)	514	513

Series 2021-1A, Class C, 2.16%, 2/17/2026 (a)	2,154	2,130

Series 2021-2A, Class D, 2.25%, 3/15/2027 (a)	7,190	7,007

CARS-DB4 LP

Series 2020-1A, Class A4, 3.19%, 2/15/2050 (a)	1,495	1,489

Series 2020-1A, Class B1, 4.17%, 2/15/2050 ‡ (a)	1,500	1,511

Carvana Auto Receivables Trust

Series 2019-4A, Class D, 3.07%, 7/15/2025 (a)	1,821	1,844

Series 2020-N1A, Class D, 3.43%, 1/15/2026 (a)	4,200	4,268

Cascade MH Asset Trust Series 2019-MH1, Class A, 4.00%, 11/25/2044 (a) (i)	3,973	4,050

CF Hippolyta LLC

Series 2020-1, Class A1, 1.69%, 7/15/2060 (a)	4,888	4,726

Series 2020-1, Class B1, 2.28%, 7/15/2060 ‡ (a)	2,702	2,621

Series 2021-1A, Class B1, 1.98%, 3/15/2061 ‡ (a)	2,296	2,166

CIFC Funding Ltd. (Cayman Islands) Series 2012-2RA, Class A1, 1.05%, 1/20/2028 (a) (i)	512	512

CIG Auto Receivables Trust

Series 2019-1A, Class B, 3.59%, 8/15/2024 (a)	1,555	1,562

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-1A, Class B, 1.55%, 1/13/2025 (a)	9,500	9,500

Consumer Underlying Bond Securitization Series 2018-1, Class A, 4.79%, 2/17/2026 (a)	1,266	1,270

Continental Finance Credit Card ABS Master Trust Series 2021-A, Class A, 2.55%, 12/17/2029 (a)	3,100	3,045

CPS Auto Receivables Trust

Series 2019-B, Class E, 5.00%, 3/17/2025 (a)	6,500	6,707

Series 2018-D, Class E, 5.82%, 6/16/2025 (a)	12,215	12,539

Series 2019-D, Class D, 2.72%, 9/15/2025 (a)	2,100	2,110

Series 2019-D, Class E, 3.86%, 10/15/2025 (a)	13,013	13,169

Series 2020-A, Class C, 2.54%, 12/15/2025 (a)	1,351	1,350

Series 2020-A, Class D, 2.90%, 12/15/2025 (a)	5,500	5,549

Series 2020-A, Class E, 4.09%, 12/15/2025 (a)	2,000	1,996

Series 2019-A, Class E, 5.81%, 3/16/2026 (a)	8,750	9,090

Series 2020-C, Class D, 2.41%, 11/16/2026 (a)	3,500	3,496

Series 2021-A, Class D, 1.16%, 12/15/2026 (a)	2,875	2,812

Series 2020-C, Class E, 4.22%, 5/17/2027 (a)	18,450	18,587

Series 2021-C, Class C, 1.21%, 6/15/2027 (a)	10,720	10,458

Series 2021-D, Class D, 2.31%, 12/15/2027 (a)	15,550	15,145

Series 2022-A, Class D, 2.84%, 4/16/2029 (a)	11,479	11,236

CPS Auto Trust Series 2018-C, Class D, 4.40%, 6/17/2024 (a)	304	307

Credit Acceptance Auto Loan Trust

Series 2019-3A, Class B, 2.86%, 1/16/2029 (a)	9,250	9,293

Series 2020-3A, Class B, 1.77%, 12/17/2029 (a)	8,600	8,498

Series 2021-2A, Class B, 1.26%, 4/15/2030 (a)	6,000	5,829

Series 2021-2A, Class C, 1.64%, 6/17/2030 (a)	2,500	2,424

Series 2021-3A, Class B, 1.38%, 7/15/2030 (a)	3,400	3,298

SEE NOTES TO FINANCIAL STATEMENTS.

366	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2021-3A, Class C, 1.63%, 9/16/2030 (a)	2,500	2,418

Crossroads Asset Trust Series 2021-A, Class A2, 0.82%, 3/20/2024 (a)	1,352	1,346

DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (a)	9,333	8,931

Diamond Resorts Owner Trust Series 2021-1A, Class C, 2.70%, 11/21/2033 (a)	778	773

Drive Auto Receivables Trust

Series 2018-3, Class D, 4.30%, 9/16/2024	179	181

Series 2019-3, Class C, 2.90%, 8/15/2025	617	621

Series 2019-4, Class C, 2.51%, 11/17/2025	1,181	1,186

Series 2018-4, Class D, 4.09%, 1/15/2026	292	296

Series 2019-3, Class D, 3.18%, 10/15/2026	3,000	3,052

Series 2019-4, Class D, 2.70%, 2/16/2027	5,000	5,044

Driven Brands Funding LLC Series 2021-1A, Class A2, 2.79%, 10/20/2051 (a)	11,257	10,539

DT Auto Owner Trust

Series 2018-3A, Class D, 4.19%, 7/15/2024 (a)	505	510

Series 2019-4A, Class C, 2.73%, 7/15/2025 (a)	1,745	1,754

Series 2019-4A, Class D, 2.85%, 7/15/2025 (a)	10,000	10,117

Series 2020-1A, Class D, 2.55%, 11/17/2025 (a)	3,735	3,743

Series 2020-3A, Class D, 1.84%, 6/15/2026 (a)	1,750	1,729

Series 2021-1A, Class D, 1.16%, 11/16/2026 (a)	1,567	1,522

Series 2021-2A, Class D, 1.50%, 2/16/2027 (a)	3,611	3,513

Series 2020-1A, Class E, 3.48%, 2/16/2027 (a)	10,000	10,086

Series 2021-3A, Class D, 1.31%, 5/17/2027 (a)	18,750	17,994

Series 2021-4A, Class D, 1.99%, 9/15/2027 (a)	7,714	7,447

Elara HGV Timeshare Issuer LLC Series 2021-A, Class B, 1.74%, 8/27/2035 ‡ (a)	4,417	4,292

Elmwood CLO Ltd. (Cayman Islands) Series 2021-3A, Class A, 1.29%, 10/20/2034 (a) (i)	20,727	20,553

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Exeter Automobile Receivables Trust

Series 2019-3A, Class C, 2.79%, 5/15/2024 (a)	549	551

Series 2018-3A, Class E, 5.43%, 8/15/2024 (a)	3,385	3,490

Series 2019-3A, Class D, 3.11%, 8/15/2025 (a)	620	629

Series 2019-4A, Class D, 2.58%, 9/15/2025 (a)	7,940	8,022

Series 2020-1A, Class D, 2.73%, 12/15/2025 (a)	1,440	1,449

Series 2020-2A, Class D, 4.73%, 4/15/2026 (a)	5,000	5,175

Series 2020-3A, Class E, 3.44%, 8/17/2026 (a)	4,203	4,261

Series 2019-3A, Class E, 4.00%, 8/17/2026 (a)	810	821

Series 2019-4A, Class E, 3.56%, 10/15/2026 (a)	13,000	13,113

Series 2021-1A, Class D, 1.08%, 11/16/2026	5,391	5,262

Series 2021-2A, Class D, 1.40%, 4/15/2027	13,533	13,225

Series 2021-4A, Class D, 1.96%, 1/17/2028	15,065	14,689

First Investors Auto Owner Trust Series 2021-1A, Class C, 1.17%, 3/15/2027 (a)	2,250	2,191

FirstKey Homes Trust Series 2021-SFR3, Class E1, 2.99%, 12/17/2038 ‡ (a)	11,500	10,908

Flagship Credit Auto Trust

Series 2017-4, Class D, 3.58%, 1/15/2024 (a)	272	274

Series 2019-4, Class C, 2.77%, 12/15/2025 (a)	2,480	2,496

Series 2020-1, Class C, 2.24%, 1/15/2026 (a)	3,460	3,466

Series 2021-1, Class D, 1.27%, 3/15/2027 (a)	4,361	4,209

Foundation Finance Trust Series 2021-1A, Class A, 1.27%, 5/15/2041 (a)	14,485	14,029

FREED ABS Trust

Series 2019-1, Class C, 5.39%, 6/18/2026 ‡ (a)	3,404	3,417

Series 2019-2, Class B, 3.19%, 11/18/2026 ‡ (a)	529	529

Series 2019-2, Class C, 4.86%, 11/18/2026 ‡ (a)	5,000	5,041

Series 2020-2CP, Class B, 5.50%, 6/18/2027 ‡ (a)	1,939	1,950

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	367

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2020-3FP, Class B, 4.18%, 9/20/2027 ‡ (a)	1,156	1,159

Series 2021-1CP, Class B, 1.41%, 3/20/2028 ‡ (a)	1,815	1,800

Series 2021-3FP, Class B, 1.01%, 11/20/2028 ‡ (a)	4,333	4,267

FRTKL

Series 2021-SFR1, Class D, 2.17%, 9/17/2038 ‡ (a)	9,762	9,066

Series 2021-SFR1, Class E1, 2.37%, 9/17/2038 ‡ (a)	3,750	3,455

Galaxy CLO Ltd. (Cayman Islands)

Series 2015-19A, Class A1RR, 1.21%, 7/24/2030 (a) (i)	18,750	18,722

Series 2013-15A, Class ARR, 1.21%, 10/15/2030 (a) (i)	15,398	15,353

GLS Auto Receivables Issuer Trust

Series 2019-4A, Class B, 2.78%, 9/16/2024 (a)	1,253	1,261

Series 2019-4A, Class C, 3.06%, 8/15/2025 (a)	1,200	1,212

Series 2020-4A, Class D, 1.64%, 10/15/2026 (a)	3,000	2,957

Series 2021-3A, Class D, 1.48%, 7/15/2027 (a)	9,800	9,446

GLS Auto Receivables Trust Series 2018-2A, Class C, 4.17%, 4/15/2024 (a)	154	156

Goldman Home Improvement Trust Issuer Trust Series 2021-GRN2, Class A, 1.15%, 6/25/2051 (a)	21,867	21,270

Home Partners of America Trust

Series 2021-2, Class E1, 2.85%, 12/17/2026 ‡ (a)	14,950	14,042

Series 2021-3, Class E1, 3.20%, 1/17/2041 ‡ (a)	499	473

KREF Ltd. Series 2021-FL2, Class AS, 1.42%, 2/15/2039 ‡ (a) (i)	7,500	7,331

LCM LP (Cayman Islands) Series 14A, Class AR, 1.29%, 7/20/2031 (a) (i)	5,900	5,895

LCM Ltd. (Cayman Islands) Series 24A, Class AR, 1.23%, 3/20/2030 (a) (i)	8,359	8,348

Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (a)	12,451	12,337

Lendingpoint Asset Securitization Trust

Series 2021-A, Class A, 1.00%, 12/15/2028 (a)	11,174	11,135

Series 2021-A, Class B, 1.46%, 12/15/2028 ‡ (a)	4,708	4,631

Series 2021-B, Class A, 1.11%, 2/15/2029 (a)	3,920	3,892

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2022-A, Class C, 2.82%, 6/15/2029 (a)	11,700	11,589

LendingPoint Asset Securitization Trust

Series 2020-REV1, Class A, 2.73%, 10/15/2028 (a)	12,000	11,958

Series 2020-REV1, Class B, 4.49%, 10/15/2028 ‡ (a)	10,356	10,446

LendingPoint Pass-Through Trust Series 2022-ST1, Class A, 2.50%, 3/15/2028 (a)	3,033	3,011

Lendmark Funding Trust

Series 2019-2A, Class A, 2.78%, 4/20/2028 (a)	12,030	12,129

Series 2021-1A, Class B, 2.47%, 11/20/2031 ‡ (a)	2,750	2,662

Series 2021-2A, Class A, 2.00%, 4/20/2032 (a)	4,444	4,200

Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (a)	6,885	6,607

ME Funding LLC Series 2019-1, Class A2, 6.45%, 7/30/2049 (a)	733	758

Mercury Financial Credit Card Master Trust

Series 2021-1A, Class A, 1.54%, 3/20/2026 (a)	9,630	9,530

Series 2021-1A, Class B, 2.33%, 3/20/2026 (a)	2,000	1,985

Morgan Stanley ABS Capital I, Inc. Trust Series 2004-SD1, Class A, 0.99%, 8/25/2034 ‡ (i)	354	348

Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands)

Series 2020-37A, Class AR, 1.22%, 7/20/2031 (a) (i)	16,548	16,511

Series 2021-40A, Class A, 1.30%, 4/16/2033 (a) (i)	10,000	9,984

New Residential Mortgage Loan Trust Series 2022-SFR1, Class E1, 3.55%, 2/17/2039 (a)	2,730	2,628

Newark BSL CLO 2 Ltd. (Cayman Islands) Series 2017-1A, Class A1R, 1.23%, 7/25/2030 (a) (i)	7,636	7,623

NMEF Funding LLC

Series 2021-A, Class A2, 0.81%, 12/15/2027 (a)	7,840	7,789

Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (a)	2,416	2,358

NRZ Excess Spread-Collateralized Notes

Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (a)	13,510	13,010

Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (a)	8,129	8,049

SEE NOTES TO FINANCIAL STATEMENTS.

368	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Octagon Investment Partners 30 Ltd. (Cayman Islands) Series 2017-1A, Class A1R, 1.25%, 3/17/2030 (a) (i)	11,795	11,776

Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (a)	4,346	4,246

Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (a)	4,384	4,229

Pagaya AI Debt Selection Trust

Series 2021-1, Class A, 1.18%, 11/15/2027 (a)	7,763	7,700

Series 2021-HG1, Class A, 1.22%, 1/16/2029 (a)	16,468	16,252

Series 2021-3, Class A, 1.15%, 5/15/2029 (a)	5,268	5,200

Palmer Square Loan Funding Ltd. (Cayman Islands)

Series 2020-1A, Class A1, 1.28%, 2/20/2028 (a) (i)	625	625

Series 2021-2A, Class A1, 1.28%, 5/20/2029 (a) (i)	15,324	15,284

Series 2021-4A, Class A1, 0.92%, 10/15/2029 (a) (i)	8,000	7,987

Series 2022-1A, Class A1, 1.28%, 4/15/2030 (a) (i)	12,500	12,466

Pawneee Equipment Receivables LLC Series 2021-1, Class B, 1.82%, 7/15/2027 ‡ (a)	2,066	2,006

Prestige Auto Receivables Trust

Series 2017-1A, Class E, 4.89%, 5/15/2024 (a)	1,000	1,001

Series 2018-1A, Class C, 3.75%, 10/15/2024 (a)	170	171

PRET LLC

Series 2021-NPL3, Class A1, 1.87%, 7/25/2051 (a) (f)	4,299	4,206

Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 ‡ (a) (f)	13,248	12,978

Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (a) (i)	5,960	5,886

Pretium Mortgage Credit Partners I LLC

Series 2021-NPL2, Class A1, 1.99%, 6/27/2060 (a) (f)	6,881	6,703

Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 ‡ (a) (f)	11,881	11,595

Progress Residential

Series 2021-SFR1, Class C, 1.56%, 4/17/2038 ‡ (a)	3,000	2,751

Series 2021-SFR1, Class D, 1.81%, 4/17/2038 ‡ (a)	3,171	2,878

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Progress Residential Trust

Series 2021-SFR6, Class C, 1.86%, 7/17/2038 ‡ (a)	6,250	5,868

Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 ‡ (a)	22,500	20,753

Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (a)	5,728	5,560

Santander Consumer Auto Receivables Trust Series 2021-AA, Class D, 1.57%, 1/15/2027 (a)	1,500	1,455

Santander Drive Auto Receivables Trust

Series 2018-1, Class E, 4.37%, 5/15/2025 (a)	5,000	5,008

Series 2018-4, Class D, 3.98%, 12/15/2025	397	402

Series 2020-3, Class C, 1.12%, 1/15/2026	1,970	1,969

Series 2020-2, Class D, 2.22%, 9/15/2026	6,175	6,203

Series 2021-1, Class D, 1.13%, 11/16/2026	6,475	6,370

Series 2020-4, Class D, 1.48%, 1/15/2027	1,785	1,780

Series 2021-2, Class D, 1.35%, 7/15/2027	13,000	12,802

Series 2021-3, Class D, 1.33%, 9/15/2027	24,000	23,341

Santander Revolving Auto Loan Trust

Series 2019-A, Class A, 2.51%, 1/26/2032 (a)	14,400	14,557

Series 2019-A, Class D, 3.45%, 1/26/2032 (a)	2,390	2,427

Sierra Timeshare Receivables Funding LLC

Series 2021-1A, Class B, 1.34%, 11/20/2037 ‡ (a)	1,021	995

Series 2021-1A, Class C, 1.79%, 11/20/2037 ‡ (a)	908	891

Small Business Lending Trust Series 2020-A, Class A, 2.62%, 12/15/2026 (a)	36	36

SoFi Professional Loan Program Trust Series 2020-A, Class A2FX, 2.54%, 5/15/2046 (a)	2,374	2,382

Sound Point CLO Ltd. (Cayman Islands) Series 2019-1A, Class AR, 1.33%, 1/20/2032 (a) (i)	19,340	19,280

Stonepeak ABS Series 2021-1A, 3.82%, 2/28/2033 ‡ (a)	4,655	4,531

Stratus CLO Ltd. (Cayman Islands) Series 2021-1A, Class A, 0.89%, 12/29/2029 (a) (i)	10,000	9,988

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	369

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Symphony CLO Ltd. (Cayman Islands) Series 2016-18A, Class A1RR, 1.36%, 7/23/2033 (a) (i)	12,200	12,166

TCI-Symphony CLO Ltd. (Cayman Islands) Series 2017-1A, Class AR, 1.17%, 7/15/2030 (a) (i)	17,000	16,965

Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (a)	4,389	4,354

Tricon Residential Trust

Series 2021-SFR1, Class E1, 2.79%, 7/17/2038 ‡ (a)	3,760	3,534

Series 2021-SFR1, Class E2, 2.89%, 7/17/2038 ‡ (a)	1,250	1,181

United Airlines Pass-Through Trust Series 2019-1, Class AA, 4.15%, 8/25/2031	279	298

United Auto Credit Securitization Trust

Series 2020-1, Class C, 2.15%, 2/10/2025 (a)	1,870	1,872

Series 2021-1, Class D, 1.14%, 6/10/2026 (a)	13,000	12,782

Upstart Pass-Through Trust

Series 2021-ST5, Class A, 2.00%, 7/20/2027 (a)	3,803	3,730

Series 2021-ST7, Class A, 1.85%, 9/20/2029 (a)	5,920	5,805

Series 2021-ST10, Class A, 2.25%, 1/20/2030 (a)	12,159	11,960

Series 2022-ST1, Class A, 2.60%, 3/20/2030 (a)	11,974	11,877

Upstart Securitization Trust

Series 2020-1, Class A, 2.32%, 4/22/2030 (a)	412	412

Series 2020-3, Class A, 1.70%, 11/20/2030 (a)	2,366	2,367

Series 2021-1, Class A, 0.87%, 3/20/2031 (a)	939	933

Series 2021-2, Class A, 0.91%, 6/20/2031 (a)	2,411	2,394

Series 2021-2, Class B, 1.75%, 6/20/2031 ‡ (a)	6,943	6,787

Series 2021-4, Class B, 1.84%, 9/20/2031 ‡ (a)	8,998	8,626

Series 2021-5, Class B, 2.49%, 11/20/2031 ‡ (a)	13,000	12,543

US Auto Funding

Series 2021-1A, Class A, 0.79%, 7/15/2024 (a)	4,835	4,810

Series 2021-1A, Class B, 1.49%, 3/17/2025 (a)	2,686	2,636

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

USASF Receivables LLC Series 2020-1A, Class A, 2.47%, 8/15/2023 (a)	257	257

Vantage Data Centers Issuer LLC Series 2019-1A, Class A2, 3.19%, 7/15/2044 (a)	683	688

VCAT LLC

Series 2021-NPL3, Class A1, 1.74%, 5/25/2051 (a) (f)	11,245	10,991

Series 2021-NPL4, Class A1, 1.87%, 8/25/2051 ‡ (a) (f)	8,852	8,611

Venture CLO Ltd. (Cayman Islands)

Series 2018-33A, Class A1LR, 1.30%, 7/15/2031 (a) (i)	13,530	13,493

Series 2019-36A, Class A1AR, 1.38%, 4/20/2032 (a) (i)	11,936	11,905

VOLT C LLC Series 2021-NPL9, Class A1, 1.99%, 5/25/2051 (a) (f)	5,103	4,971

VOLT CI LLC Series 2021-NP10, Class A1, 1.99%, 5/25/2051 (a) (f)	7,228	7,099

VOLT CIII LLC Series 2021-CF1, Class A1, 1.99%, 8/25/2051 ‡ (a) (f)	13,425	13,202

VOLT CVI LLC Series 2021-NP12, Class A1, 2.73%, 12/26/2051 ‡ (a) (f)	15,447	15,186

VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (a) (f)	3,596	3,521

VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (a) (f)	11,913	11,662

VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (f)	8,451	8,300

VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (a) (f)	8,243	8,083

VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (a) (f)	5,347	5,254

VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (a) (f)	6,338	6,223

Westgate Resorts LLC Series 2020-1A, Class A, 2.71%, 3/20/2034 (a)	1,132	1,137

Westlake Automobile Receivables Trust

Series 2018-3A, Class D, 4.00%, 10/16/2023 (a)	174	174

Series 2019-2A, Class C, 2.84%, 7/15/2024 (a)	966	969

Series 2019-2A, Class D, 3.20%, 11/15/2024 (a)	1,000	1,011

Series 2019-3A, Class E, 3.59%, 3/17/2025 (a)	1,700	1,733

Series 2020-1A, Class D, 2.80%, 6/16/2025 (a)	4,000	4,010

Series 2020-3A, Class D, 1.65%, 2/17/2026 (a)	13,000	12,745

SEE NOTES TO FINANCIAL STATEMENTS.

370	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2019-3A, Class F, 4.72%, 4/15/2026 (a)	2,000	2,034

Series 2021-3A, Class D, 2.12%, 1/15/2027 (a)	5,000	4,902

Series 2021-3A, Class E, 3.42%, 4/15/2027 (a)	15,000	14,497

Total Asset-Backed Securities (Cost $1,570,536)		1,543,716

Mortgage-Backed Securities — 9.1%

FHLMC Gold Pools, 15 Year

Pool # J24740, 3.00%, 7/1/2028	50	51

Pool # G15655, 3.00%, 10/1/2028	124	128

Pool # G18528, 3.50%, 10/1/2029	3,324	3,436

Pool # G15890, 3.00%, 7/1/2031	3,511	3,626

FHLMC Gold Pools, 20 Year Pool # C91649, 3.00%, 4/1/2033	39	40

FHLMC Gold Pools, 30 Year Pool # G61879, 4.50%, 3/1/2047	227	245

FHLMC UMBS, 10 Year

Pool # RD5034, 2.00%, 9/1/2030	34,078	33,871

Pool # RD5053, 2.00%, 3/1/2031	21,473	21,342

FHLMC UMBS, 15 Year

Pool # ZS8594, 3.00%, 1/1/2031	1,546	1,596

Pool # ZS8598, 3.00%, 2/1/2031	1,632	1,684

Pool # SB0268, 3.00%, 5/1/2033	479	494

Pool # SB0041, 3.50%, 7/1/2034	3,254	3,368

FHLMC UMBS, 30 Year

Pool # ZS9524, 3.50%, 1/1/2044	13,063	13,741

Pool # SD0057, 3.50%, 5/1/2048	5,393	5,671

FNMA UMBS, 15 Year

Pool # BM4202, 3.50%, 12/1/2029	5,181	5,378

Pool # AL8153, 3.00%, 3/1/2031	3,711	3,830

Pool # AL9552, 3.50%, 8/1/2031	343	359

Pool # AS9697, 3.50%, 5/1/2032	114	119

Pool # CA0778, 3.00%, 11/1/2032	235	243

FNMA UMBS, 20 Year

Pool # MA1446, 3.50%, 5/1/2033	189	196

Pool # MA1527, 3.00%, 8/1/2033	120	123

Pool # MA1921, 3.50%, 6/1/2034	6,396	6,671

Pool # CA1791, 3.50%, 2/1/2038	11,184	11,690

Pool # CA8310, 2.50%, 12/1/2040 (j)	15,928	16,019

FNMA UMBS, 30 Year

Pool # AB1463, 4.00%, 9/1/2040	6,461	6,960

Pool # AL7453, 4.00%, 2/1/2045	4,681	5,079

Pool # AS7039, 4.50%, 4/1/2046	1,010	1,093

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA, Other

Pool # BF0125, 4.00%, 7/1/2056	10,720	11,430

Pool # BF0144, 3.50%, 10/1/2056	6,295	6,622

Pool # BF0184, 4.00%, 2/1/2057	3,311	3,551

Pool # BF0263, 3.50%, 5/1/2058	6,587	6,943

FNMA/FHLMC UMBS, Single Family, 15 Year

TBA, 2.50%, 4/25/2036 (j)	154,560	156,033

TBA, 2.00%, 3/25/2037 (j)	335,580	333,090

FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 3.00%, 3/25/2052 (j)	12,900	13,029

GNMA II, 30 Year

Pool # MA6090, 3.50%, 8/20/2049	903	934

Pool # MA6339, 3.50%, 12/20/2049	360	373

Pool # MA6410, 3.50%, 1/20/2050	371	383

Pool # MA7650, 3.00%, 10/20/2051	30,616	31,180

Pool # MA7705, 2.50%, 11/20/2051	34,767	34,792

Pool # MA7706, 3.00%, 11/20/2051	41,261	42,013

Pool # MA7829, 3.50%, 1/20/2052	21,841	22,575

GNMA II, Single Family, 30 Year TBA, 3.50%, 3/15/2052 (j)	42,540	43,889

Total Mortgage-Backed Securities (Cost $860,900)		853,890

Commercial Mortgage-Backed Securities — 7.4%

AREIT Trust

Series 2022-CRE6, Class C, 2.20%, 12/17/2024 ‡ (a) (i)	4,050	4,050

Series 2021-CRE5, Class C, 2.44%, 8/17/2026 ‡ (a) (i)	20,131	20,040

Ashford Hospitality Trust Series 2018-KEYS, Class B, 1.64%, 6/15/2035 ‡ (a) (i)	600	593

BANK Series 2020-BN30, Class XA, IO, 1.33%, 12/15/2053 (i)	83,940	7,399

Barclays Commercial Mortgage Trust Series 2019-C5, Class XA, IO, 0.89%, 11/15/2052 (i)	111,621	5,582

BHMS Series 2018-ATLS, Class A, 1.44%, 7/15/2035 (a) (i)	500	495

BX

Series 2021-MFM1, Class D, 1.69%, 1/15/2034 ‡ (a) (i)	2,000	1,918

Series 2021-MFM1, Class E, 2.44%, 1/15/2034 ‡ (a) (i)	2,546	2,469

BX Commercial Mortgage Trust

Series 2018-IND, Class E, 1.89%, 11/15/2035 ‡ (a) (i)	85	85

Series 2021-VOLT, Class D, 1.84%, 9/15/2036 (a) (i)	9,725	9,366

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	371

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2021-XL2, Class E, 2.04%, 10/15/2038 ‡ (a) (i)	13,195	12,881

BX Trust

Series 2019-CALM, Class E, 2.19%, 11/15/2032 ‡ (a) (i)	3,750	3,660

Series 2021-RISE, Class D, 1.94%, 11/15/2036 ‡ (a) (i)	3,240	3,184

Series 2022-LBA6, Class D, 2.10%, 1/15/2039 (a) (i)	13,475	13,242

BXMT Ltd. (Cayman Islands)

Series 2021-FL4, Class A, 1.24%, 5/15/2038 (a) (i)	3,000	2,988

Series 2021-FL4, Class C, 1.94%, 5/15/2038 ‡ (a) (i)	1,750	1,729

CAMB Commercial Mortgage Trust Series 2019-LIFE, Class E, 2.34%, 12/15/2037 ‡ (a) (i)	200	197

Cantor Commercial Real Estate Lending Series 2019-CF1, Class A5, 3.79%, 5/15/2052	11,000	11,625

Citigroup Commercial Mortgage Trust

Series 2019-SMRT, Class D, 4.74%, 1/10/2036 ‡ (a) (i)	400	406

Series 2019-PRM, Class C, 3.90%, 5/10/2036 ‡ (a)	1,750	1,751

Series 2019-PRM, Class D, 4.35%, 5/10/2036 ‡ (a)	2,144	2,141

Series 2019-PRM, Class E, 4.73%, 5/10/2036 ‡ (a) (i)	1,000	997

Series 2021-PRM2, Class F, 3.94%, 10/15/2036 ‡ (a) (i)	14,725	14,423

Series 2014-GC19, Class D, 5.09%, 3/10/2047 ‡ (a) (i)	9,750	9,876

Series 2014-GC23, Class C, 4.43%, 7/10/2047 ‡ (i)	10,000	10,135

Series 2015-GC27, Class B, 3.77%, 2/10/2048 ‡	3,900	3,893

Series 2015-GC27, Class C, 4.42%, 2/10/2048 ‡ (i)	10,337	10,258

Series 2015-GC29, Class C, 4.14%, 4/10/2048 ‡ (i)	3,600	3,617

Series 2015-GC31, Class C, 4.04%, 6/10/2048 ‡ (i)	530	525

Series 2015-P1, Class D, 3.23%, 9/15/2048 ‡ (a)	2,000	1,813

Series 2016-C1, Class D, 4.94%, 5/10/2049 ‡ (a) (i)	6,116	5,920

Series 2015-GC33, Class B, 4.57%, 9/10/2058 ‡ (i)	3,500	3,581

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Mortgage Trust

Series 2019-WCM, Class G, 2.89%, 10/15/2034 ‡ (a) (i)	9,590	9,317

Series 2015-3BP, Class B, 3.24%, 2/10/2035 ‡ (a) (i)	7,185	7,193

Series 2020-CBM, Class D, 3.63%, 2/10/2037 ‡ (a) (i)	10,000	9,655

Series 2020-CBM, Class E, 3.63%, 2/10/2037 ‡ (a) (i)	10,000	9,370

Series 2014-CR14, Class B, 4.60%, 2/10/2047 ‡ (i)	4,523	4,633

Series 2014-UBS2, Class D, 5.00%, 3/10/2047 ‡ (a) (i)	1,500	1,462

Series 2014-UBS3, Class B, 4.31%, 6/10/2047 ‡	2,000	2,034

Series 2014-CR19, Class D, 4.70%, 8/10/2047 ‡ (a) (i)	3,291	3,146

Series 2014-UBS5, Class C, 4.61%, 9/10/2047 ‡ (i)	2,750	2,738

Series 2014-CR20, Class C, 4.49%, 11/10/2047 ‡ (i)	1,000	1,003

Series 2014-CR21, Class D, 3.92%, 12/10/2047 ‡ (a) (i)	4,000	3,375

Series 2015-CR23, Class D, 4.29%, 5/10/2048 ‡ (i)	2,000	1,896

Series 2015-LC21, Class D, 4.33%, 7/10/2048 ‡ (i)	1,000	960

Series 2015-CR25, Class B, 4.53%, 8/10/2048 ‡ (i)	5,899	6,083

Series 2015-CR26, Class B, 4.48%, 10/10/2048 ‡ (i)	2,550	2,636

Series 2015-PC1, Class B, 4.32%, 7/10/2050 ‡ (i)	8,150	8,395

Series 2019-GC44, Class XA, IO, 0.65%, 8/15/2057 (i)	66,366	2,466

Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class B, 1.42%, 5/15/2036 ‡ (a) (i)	1,200	1,188

CSAIL Commercial Mortgage Trust

Series 2015-C4, Class E, 3.56%, 11/15/2048 ‡ (i)	2,973	2,779

Series 2015-C2, Class B, 4.21%, 6/15/2057 ‡ (i)	3,250	3,232

FHLMC, Multi-Family Structured Credit Risk

Series 2021-MN2, Class M1, 1.85%, 7/25/2041 (a) (i)	9,821	9,363

Series 2021-MN1, Class M1, 2.05%, 1/25/2051 (a) (i)	770	745

SEE NOTES TO FINANCIAL STATEMENTS.

372	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K027, Class X1, IO, 0.71%, 1/25/2023 (i)	10,047	47

Series K034, Class X1, IO, 0.06%, 7/25/2023 (i)	156,813	182

Series K033, Class X1, IO, 0.29%, 7/25/2023 (i)	49,376	180

Series KC03, Class X1, IO, 0.49%, 11/25/2024 (i)	58,318	677

Series KC06, Class X1, IO, 0.90%, 6/25/2026 (i)	37,939	925

Series K734, Class X3, IO, 2.17%, 7/25/2026 (i)	40,000	3,182

Series KC05, Class X1, IO, 1.20%, 6/25/2027 (i)	28,828	1,169

Series K068, Class X1, IO, 0.43%, 8/25/2027 (i)	240,700	5,168

Series K739, Class X1, IO, 1.22%, 9/25/2027 (i)	64,937	3,599

Series K078, Class X1, IO, 0.09%, 6/25/2028 (i)	49,591	377

Series K096, Class X3, IO, 2.04%, 7/25/2029 (i)	48,000	6,104

Series K090, Class X3, IO, 2.31%, 10/25/2029 (i)	32,598	4,659

Series K112, Class X1, IO, 1.43%, 5/25/2030 (i)	24,960	2,516

Series K114, Class X1, IO, 1.12%, 6/25/2030 (i)	66,333	5,303

Series K723, Class X3, IO, 1.91%, 10/25/2034 (i)	7,401	220

Series K-1516, Class X1, IO, 1.51%, 5/25/2035 (i)	34,860	5,507

Series Q012, Class X, IO, 4.17%, 9/25/2035 (i)	13,949	3,073

Series K025, Class X3, IO, 1.75%, 11/25/2040 (i)	3,360	36

Series K028, Class X3, IO, 1.66%, 6/25/2041 (i)	145,000	2,581

Series K721, Class X3, IO, 1.30%, 11/25/2042 (i)	6,071	42

Series K054, Class X3, IO, 1.60%, 4/25/2043 (i)	3,700	207

Series K068, Class X3, IO, 2.06%, 10/25/2044 (i)	3,368	334

Series K059, Class X3, IO, 1.92%, 11/25/2044 (i)	5,700	450

Series K061, Class X3, IO, 1.98%, 12/25/2044 (i)	2,775	232

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series K070, Class X3, IO, 2.04%, 12/25/2044 (i)	16,537	1,700

Series K072, Class X3, IO, 2.14%, 12/25/2045 (i)	1,200	130

Series K087, Class X3, IO, 2.32%, 1/25/2046 (i)	14,050	1,895

Series K097, Class X3, IO, 2.02%, 9/25/2046 (i)	20,477	2,633

Series K082, Class X3, IO, 2.21%, 10/25/2046 (i)	8,700	1,077

Series K104, Class X3, IO, 1.90%, 2/25/2047 (i)	25,300	3,217

Series K088, Class X3, IO, 2.35%, 2/25/2047 (i)	10,500	1,493

Series K735, Class X3, IO, 2.15%, 5/25/2047 (i)	40,532	3,253

Series K093, Class X3, IO, 2.21%, 5/25/2047 (i)	50,000	6,815

Series K092, Class X3, IO, 2.25%, 5/25/2047 (i)	39,434	5,414

Series K095, Class X3, IO, 2.10%, 8/25/2047 (i)	25,000	3,323

Series K736, Class X3, IO, 2.01%, 9/25/2047 (i)	50,000	3,894

Series K099, Class X3, IO, 1.95%, 10/25/2047 (i)	13,745	1,698

Series K111, Class X3, IO, 3.18%, 4/25/2048 (i)	15,644	3,444

Series K110, Class X3, IO, 3.40%, 6/25/2048 (i)	15,544	3,597

Series K112, Class X3, IO, 3.00%, 7/25/2048 (i)	8,600	1,790

Series K114, Class X3, IO, 2.74%, 8/25/2048 (i)	10,750	2,018

Series K119, Class X3, IO, 2.73%, 9/25/2048 (i)	24,710	4,826

Series K115, Class X3, IO, 2.96%, 9/25/2048 (i)	21,273	4,353

Series K125, Class X3, IO, 2.65%, 2/25/2049 (i)	15,690	3,043

Series K105, Class X3, IO, 1.92%, 3/25/2053 (i)	40,058	5,339

FNMA ACES

Series 2020-M10, Class X1, IO, 1.79%, 12/25/2030 (i)	49,017	5,865

Series 2019-M21, Class X2, IO, 1.31%, 2/25/2031 (i)	31,096	2,824

FNMA, Multi-Family REMIC Trust Series 2020-M37, Class X, IO, 1.11%, 4/25/2032 (i)	77,413	5,494

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	373

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

FREMF Series 2018-KF46, Class B, 2.06%, 3/25/2028 (a) (i)	156	152

FREMF Mortgage Trust

Series 2017-K727, Class C, 3.74%, 7/25/2024 (a) (i)	2,000	2,014

Series 2017-KF36, Class B, 2.76%, 8/25/2024 (a) (i)	2,710	2,710

Series 2017-KF34, Class B, 2.81%, 8/25/2024 (a) (i)	2,974	2,974

Series 2017-KF38, Class B, 2.61%, 9/25/2024 (a) (i)	59	59

Series 2017-KF39, Class B, 2.61%, 11/25/2024 (a) (i)	99	99

Series 2018-KF42, Class B, 2.31%, 12/25/2024 (a) (i)	968	964

Series 2018-KF53, Class B, 2.16%, 10/25/2025 (i)	491	488

Series 2019-KC03, Class B, 4.37%, 1/25/2026 (a) (i)	5,000	5,117

Series 2019-KF60, Class B, 2.46%, 2/25/2026 (a) (i)	1,589	1,590

Series 2019-KF62, Class B, 2.16%, 4/25/2026 (a) (i)	431	429

Series 2019-KC06, Class B, 3.82%, 9/25/2026 (a) (i)	7,600	7,106

Series 2018-KSW4, Class B, 2.56%, 10/25/2028 (i)	6,555	6,555

Series 2012-K19, Class B, 3.98%, 5/25/2045 (a) (i)	134	134

Series 2012-K21, Class B, 3.92%, 7/25/2045 (a) (i)	530	532

Series 2013-K31, Class C, 3.63%, 7/25/2046 (a) (i)	3,000	3,034

Series 2013-K34, Class B, 3.73%, 9/25/2046 (a) (i)	1,000	1,021

Series 2014-K40, Class C, 4.07%, 11/25/2047 (a) (i)	2,000	2,054

Series 2017-K726, Class C, 4.00%, 7/25/2049 (a) (i)	2,300	2,342

Series 2017-K729, Class B, 3.67%, 11/25/2049 (a) (i)	200	204

Series 2017-K729, Class C, 3.67%, 11/25/2049 (a) (i)	3,000	3,034

Series 2017-K62, Class C, 3.88%, 1/25/2050 (a) (i)	5,145	5,238

Series 2018-K730, Class C, 3.80%, 2/25/2050 (a) (i)	3,000	3,043

Series 2017-K728, Class B, 3.65%, 11/25/2050 (a) (i)	1,825	1,870

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

GNMA

Series 2015-115, IO, 0.47%, 7/16/2057 (i)	1,829	48

Series 2017-54, IO, 0.65%, 12/16/2058 (i)	7,619	355

Series 2017-23, IO, 0.62%, 5/16/2059 (i)	1,505	63

GS Mortgage Securities Corp. II Series 2013-GC10, Class C, 4.29%, 2/10/2046 ‡ (a) (i)	3,291	3,310

GS Mortgage Securities Trust

Series 2013-GC12, Class E, 3.25%, 6/10/2046 ‡ (a)	2,000	1,827

Series 2013-GC12, Class D, 4.45%, 6/10/2046 ‡ (a) (i)	2,000	1,952

Series 2015-GC34, Class D, 2.98%, 10/10/2048 ‡	1,500	1,294

Series 2016-GS3, Class C, 3.99%, 10/10/2049 ‡ (i)	4,085	4,052

Series 2017-GS5, Class D, 3.51%, 3/10/2050 ‡ (a) (i)	2,250	2,061

Series 2015-GC30, Class C, 4.07%, 5/10/2050 ‡ (i)	3,695	3,705

Series 2020-GSA2, Class XA, IO, 1.73%, 12/12/2053 (a) (i)	39,779	4,617

Independence Plaza Trust

Series 2018-INDP, Class A, 3.76%, 7/10/2035 (a)	10,950	11,072

Series 2018-INDP, Class C, 4.16%, 7/10/2035 (a)	3,500	3,516

JPMBB Commercial Mortgage Securities Trust

Series 2014-C19, Class C, 4.66%, 4/15/2047 ‡ (i)	2,000	2,033

Series 2015-C30, Class C, 4.26%, 7/15/2048 ‡ (i)	7,732	7,576

Series 2015-C31, Class B, 4.62%, 8/15/2048 ‡ (i)	4,410	4,569

Series 2015-C31, Class C, 4.62%, 8/15/2048 ‡ (i)	3,360	3,397

Series 2016-C1, Class D1, 4.23%, 3/17/2049 ‡ (a) (i)	4,600	4,448

JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class D, 4.60%, 3/15/2050 ‡ (a) (i)	3,725	3,464

JPMorgan Chase Commercial Mortgage Securities Trust

Series 2013-C16, Class D, 5.01%, 12/15/2046 ‡ (a) (i)	1,165	1,164

Series 2015-JP1, Class E, 4.22%, 1/15/2049 ‡ (a) (i)	2,320	1,927

KKR Industrial Portfolio Trust

Series 2021-KDIP, Class C, 1.19%, 12/15/2037 ‡ (a) (i)	1,125	1,099

SEE NOTES TO FINANCIAL STATEMENTS.

374	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2021-KDIP, Class D, 1.44%, 12/15/2037 ‡ (a) (i)	825	805

Series 2021-KDIP, Class E, 1.74%, 12/15/2037 ‡ (a) (i)	750	732

KNDL Mortgage Trust Series 2019-KNSQ, Class A, 0.99%, 5/15/2036 (a) (i)	950	941

Life Mortgage Trust Series 2021-BMR, Class C, 1.29%, 3/15/2038 ‡ (a) (i)	2,757	2,681

MHC Commercial Mortgage Trust

Series 2021-MHC, Class A, 0.99%, 4/15/2038 (a) (i)	10,000	9,856

Series 2021-MHC, Class D, 1.79%, 4/15/2038 ‡ (a) (i)	2,250	2,211

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2014-C14, Class D, 5.05%, 2/15/2047 ‡ (a) (i)	1,627	1,631

Series 2014-C15, Class C, 4.90%, 4/15/2047 (i)	300	307

Series 2014-C17, Class C, 4.48%, 8/15/2047 ‡ (i)	5,411	5,433

Series 2014-C17, Class D, 4.73%, 8/15/2047 ‡ (a) (i)	2,000	1,862

Series 2014-C18, Class B, 4.46%, 10/15/2047 ‡ (i)	12,000	12,265

Series 2014-C18, Class C, 4.50%, 10/15/2047 ‡ (i)	4,366	4,333

Series 2015-C20, Class C, 4.45%, 2/15/2048 ‡ (i)	5,400	5,373

Series 2015-C24, Class D, 3.26%, 5/15/2048 (a)	3,150	2,901

Series 2015-C24, Class C, 4.34%, 5/15/2048 ‡ (i)	2,060	2,054

Series 2016-C31, Class B, 3.88%, 11/15/2049 ‡ (i)	2,577	2,600

Series 2015-C23, Class D, 4.14%, 7/15/2050 ‡ (a) (i)	2,000	1,901

Morgan Stanley Capital I Trust

Series 2018-SUN, Class B, 1.39%, 7/15/2035 ‡ (a) (i)	250	247

Series 2015-MS1, Class B, 4.03%, 5/15/2048 ‡ (i)	5,450	5,543

Series 2015-UBS8, Class B, 4.31%, 12/15/2048 ‡ (i)	1,404	1,393

Series 2020-HR8, Class XA, IO, 1.84%, 7/15/2053 (i)	21,216	2,677

MRCD MARK Mortgage Trust

Series 2019-PARK, Class A, 2.72%, 12/15/2036 (a)	6,960	6,904

Series 2019-PARK, Class B, 2.72%, 12/15/2036 ‡ (a)	6,000	5,874

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-PARK, Class D, 2.72%, 12/15/2036 (a)	8,000	7,637

Series 2019-PARK, Class E, 2.72%, 12/15/2036 ‡ (a)	7,500	7,104

Multi-Family Connecticut Avenue Securities Trust Series 2019-01, Class M7, 1.89%, 10/15/2049 ‡ (a) (i)	1,725	1,687

PFP Ltd. (Cayman Islands) Series 2021-7, Class C, 1.78%, 4/14/2038 ‡ (a) (i)	3,333	3,288

SG Commercial Mortgage Securities Trust Series 2016-C5, Class B, 3.93%, 10/10/2048 ‡	275	272

SMRT Series 2022-MINI, Class E, 2.80%, 1/15/2024 (a) (i)	14,650	14,384

STWD Mortgage Trust (Cayman Islands)

Series 2021-LIH, Class B, 1.85%, 11/15/2036 ‡ (a) (i)	3,600	3,528

Series 2021-LIH, Class C, 2.15%, 11/15/2036 ‡ (a) (i)	2,200	2,156

Velocity Commercial Capital Loan Trust

Series 2018-2, Class A, 4.05%, 10/26/2048 (a) (i)	1,503	1,523

Series 2021-1, Class A, 1.40%, 5/25/2051 (a) (i)	4,684	4,456

Series 2021-2, Class A, 1.52%, 8/25/2051 (a) (i)	10,425	9,907

Wells Fargo Commercial Mortgage Trust

Series 2021-SAVE, Class A, 1.34%, 2/15/2040 (a) (i)	6,842	6,782

Series 2015-C27, Class C, 3.89%, 2/15/2048 ‡	2,500	2,398

Series 2015-C29, Class C, 4.22%, 6/15/2048 ‡ (i)	3,750	3,803

Series 2018-C43, Class A3, 3.75%, 3/15/2051	1,875	1,953

Series 2015-LC22, Class D, 4.56%, 9/15/2058 ‡ (i)	10,106	9,746

WFRBS Commercial Mortgage Trust

Series 2013-C11, Class B, 3.71%, 3/15/2045 ‡ (i)	150	151

Series 2013-C12, Class B, 3.86%, 3/15/2048 (i)	150	151

Series 2014-C22, Class C, 3.76%, 9/15/2057 ‡ (i)	13,583	13,571

Series 2014-C22, Class D, 3.90%, 9/15/2057 ‡ (a) (i)	1,000	919

Series 2014-C22, Class B, 4.37%, 9/15/2057 ‡ (i)	8,000	8,182

Total Commercial Mortgage-Backed Securities (Cost $717,551)		694,847

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	375

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — 3.8%

Alternative Loan Trust

Series 2004-25CB, Class A1, 6.00%, 12/25/2034	188	187

Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	146	147

Angel Oak Mortgage Trust

Series 2019-5, Class A3, 2.92%, 10/25/2049 (a) (i)	1,052	1,048

Series 2019-5, Class B1, 3.96%, 10/25/2049 ‡ (a) (i)	1,060	1,055

Angel Oak Mortgage Trust I LLC Series 2018-3, Class B1, 5.04%, 9/25/2048 ‡ (a) (i)	4,000	3,929

ANTLR Mortgage Trust Series 2021-RTL1, Class A1, 2.12%, 11/25/2024 (a) (i)	7,538	7,441

Arroyo Mortgage Trust

Series 2019-1, Class A1, 3.80%, 1/25/2049 (a) (i)	141	140

Series 2019-2, Class A3, 3.80%, 4/25/2049 (a) (i)	316	312

CFMT LLC

Series 2021-HB5, Class M1, 1.37%, 2/25/2031 ‡ (a) (i)	2,550	2,498

Series 2021-HB5, Class M2, 1.85%, 2/25/2031 ‡ (a) (i)	3,000	2,934

CHL Mortgage Pass-Through Trust

Series 2005-J2, Class 3A8, 5.50%, 8/25/2035	580	439

Series 2006-HYB2, Class 2A1B, 2.89%, 4/20/2036 (i)	103	98

CIM Trust Series 2019-INV2, Class A11, 1.06%, 5/25/2049 ‡ (a) (i)	127	127

Citigroup Mortgage Loan Trust

Series 2019-IMC1, Class A1, 2.72%, 7/25/2049 (a) (i)	223	222

Series 2019-IMC1, Class A3, 3.03%, 7/25/2049 (a) (i)	210	210

Series 2019-IMC1, Class B1, 3.97%, 7/25/2049 ‡ (a) (i)	410	404

Connecticut Avenue Securities Trust

Series 2019-R04, Class 2M2, 2.29%, 6/25/2039 ‡ (a) (i)	219	219

Series 2019-R05, Class 1M2, 2.19%, 7/25/2039 ‡ (a) (i)	44	44

Series 2019-R07, Class 1M2, 2.29%, 10/25/2039 (a) (i)	568	569

Series 2021-R01, Class 1M2, 1.60%, 10/25/2041 ‡ (a) (i)	2,550	2,505

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-R03, Class 1M2, 1.70%, 12/25/2041 ‡ (a) (i)	9,450	9,181

Series 2022-R01, Class 1M2, 1.95%, 12/25/2041 ‡ (a) (i)	8,792	8,602

Series 2022-R02, Class 2M2, 3.05%, 1/25/2042 (a) (i)	10,000	9,843

CSFB Mortgage-Backed Pass-Through Certificates Series 2005-9, Class 1A2, 5.25%, 10/25/2035	922	926

CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (a) (i)	5,816	5,670

Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-3, Class 2A1, 0.94%, 10/25/2047 (i)	772	717

FHLMC STACR REMIC Trust

Series 2020-DNA1, Class M2, 1.89%, 1/25/2050 (a) (i)	10,423	10,443

Series 2020-HQA3, Class B1, 5.94%, 7/25/2050 (a) (i)	7,595	7,876

Series 2021-DNA1, Class M1, 0.70%, 1/25/2051 (a) (i)	809	808

FHLMC Structured Agency Credit Risk Debt Notes

Series 2015-DNA1, Class M3, 3.49%, 10/25/2027 (i)	280	285

Series 2018-HQA1, Class M2, 2.49%, 9/25/2030 (i)	304	306

Series 2019-CS03, Class M1, 0.19%, 10/25/2032 (a) (i)	7,505	7,505

FHLMC, REMIC

Series 3806, Class L, 3.50%, 2/15/2026	3,505	3,607

Series 4533, Class KA, 3.00%, 11/15/2026	392	398

Series 3703, Class DY, 4.00%, 8/15/2030	131	135

Series 3036, Class NE, 5.00%, 9/15/2035	110	121

Series 3294, Class NE, 5.50%, 3/15/2037	231	260

Series 3820, Class GJ, 3.50%, 12/15/2039	31	31

Series 3966, Class AG, 3.00%, 10/15/2040	157	158

Series 4091, Class TA, 3.00%, 5/15/2041	82	83

Series 4048, Class CA, 2.00%, 9/15/2041	148	148

Series 4012, Class GS, IF, IO, 6.31%, 3/15/2042 (i)	5,663	1,070

Series 4661, Class HA, 3.00%, 5/15/2043	616	625

Series 4239, Class LD, 3.00%, 8/15/2043	84	86

Series 4480, Class QA, 3.00%, 11/15/2043	85	87

Series 4711, Class HA, 3.00%, 12/15/2043	35	35

SEE NOTES TO FINANCIAL STATEMENTS.

376	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 4466, Class NL, 3.50%, 12/15/2043	1,495	1,526

Series 4338, Class SA, IF, IO, 5.81%, 5/15/2044 (i)	5,457	1,029

Series 4623, Class EB, 2.50%, 12/15/2044	169	171

Series 4477, Class SA, IF, IO, 5.96%, 5/15/2045 (i)	5,036	912

Series 4505, Class SA, IF, IO, 5.96%, 8/15/2045 (i)	4,530	814

Series 4681, Class SD, IF, IO, 5.96%, 5/15/2047 (i)	392	71

Series 4924, Class YP, 3.00%, 2/25/2049	4,212	4,306

Series 4906, Class QS, IF, IO, 5.86%, 9/25/2049 (i)	5,277	998

Series 4925, Class SA, IF, IO, 5.86%, 10/25/2049 (i)	5,450	979

Series 4925, Class SH, IF, IO, 5.91%, 10/25/2049 (i)	9,734	1,972

Series 4937, Class MS, IF, IO, 5.86%, 12/25/2049 (i)	16,688	2,744

Series 4954, Class SB, IF, IO, 5.86%, 2/25/2050 (i)	9,777	1,935

Series 4954, Class SY, IF, IO, 5.86%, 2/25/2050 (i)	9,764	1,610

Series 5021, Class MI, IO, 3.00%, 10/25/2050	31,127	5,057

Series 4632, Class MA, 4.00%, 8/15/2054	7,554	7,921

Series 4634, Class MD, 5.00%, 11/15/2054	13,611	14,256

Series 4630, Class MA, 4.00%, 1/15/2055	12,433	12,809

Series 4839, Class WS, IF, IO, 5.91%, 8/15/2056 (i)	14,703	3,110

FHLMC, STRIPS

Series 306, Class 250, 2.50%, 5/15/2028	91	91

Series 267, Class S5, IF, IO, 5.81%, 8/15/2042 (i)	4,242	719

Series 342, Class S7, IF, IO, 5.92%, 2/15/2045 (i)	1,866	322

FNMA, Connecticut Avenue Securities

Series 2017-C07, Class 2M2, 2.69%, 5/25/2030 (i)	4,011	4,056

Series 2021-R02, Class 2M2, 2.05%, 11/25/2041 (a) (i)	6,500	6,218

FNMA, REMIC

Series 2013-40, Class VA, 3.50%, 5/25/2026	700	712

Series 2017-41, Class MV, 4.00%, 8/25/2028	1,877	1,980

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2014-3, Class AM, 2.50%, 1/25/2032	398	401

Series 2013-67, Class VB, 4.00%, 6/25/2032	4	4

Series 2014-12, Class ED, 2.50%, 12/25/2032	525	529

Series 2013-55, Class AI, IO, 3.00%, 6/25/2033	1,184	126

Series 2014-84, Class KA, 3.00%, 11/25/2040	99	99

Series 2013-81, Class AE, 3.50%, 2/25/2041	451	462

Series 2016-11, Class LA, 3.50%, 5/25/2042	686	698

Series 2015-2, Class PA, 2.25%, 3/25/2044	92	92

Series 2015-27, Class HA, 3.00%, 3/25/2044	3,984	4,053

Series 2014-75, Class JA, 3.00%, 10/25/2044	270	275

Series 2016-63, Class JA, 2.50%, 12/25/2044	297	298

Series 2017-14, Class DA, 3.00%, 2/25/2045	409	415

Series 2015-54, Class FA, 0.54%, 7/25/2045 (i)	63	63

Series 2015-85, Class SA, IF, IO, 5.43%, 11/25/2045 (i)	4,276	655

Series 2016-40, Class FA, 0.84%, 7/25/2046 (i)	19	19

Series 2016-74, Class GS, IF, IO, 5.81%, 10/25/2046 (i)	2,119	469

Series 2017-13, Class AS, IF, IO, 5.86%, 2/25/2047 (i)	489	93

Series 2017-31, Class SG, IF, IO, 5.91%, 5/25/2047 (i)	10,694	1,928

Series 2017-47, Class ST, IF, IO, 5.91%, 6/25/2047 (i)	518	100

Series 2017-69, Class SH, IF, IO, 6.01%, 9/25/2047 (i)	429	81

Series 2019-17, Class GB, 4.00%, 10/25/2047	944	984

Series 2018-27, Class SE, IF, IO, 6.01%, 5/25/2048 (i)	962	195

Series 2019-31, Class S, IF, IO, 5.86%, 7/25/2049 (i)	5,277	984

Series 2019-42, Class SK, IF, IO, 5.86%, 8/25/2049 (i)	4,471	762

Series 2016-98, Class A, 4.00%, 6/25/2050	16,968	17,471

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	377

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2016-98, Class DA, 4.00%, 12/25/2051	20,594	21,614

Series 2017-46, Class LB, 3.50%, 12/25/2052	290	297

Series 2017-49, Class JD, 3.50%, 7/25/2053	917	929

Series 2017-49, Class JA, 4.00%, 7/25/2053	859	879

Series 2017-96, Class KA, 3.00%, 1/25/2055	419	425

FWD Securitization Trust

Series 2019-INV1, Class A3, 3.11%, 6/25/2049 (a) (i)	307	308

Series 2019-INV1, Class M1, 3.48%, 6/25/2049 ‡ (a) (i)	500	499

GNMA

Series 2010-166, Class SD, IF, IO, 5.86%, 12/20/2040 (i)	741	160

Series 2012-39, Class MI, IO, 4.00%, 3/16/2042	346	57

Series 2015-123, Class SE, IF, IO, 5.56%, 9/20/2045 (i)	5,403	787

Series 2016-108, Class SM, IF, IO, 5.94%, 8/20/2046 (i)	921	180

Series 2016-146, Class NS, IF, IO, 5.94%, 10/20/2046 (i)	1,198	229

Series 2017-80, Class AS, IF, IO, 6.04%, 5/20/2047 (i)	915	137

Series 2017-93, Class SE, IF, IO, 6.04%, 6/20/2047 (i)	963	133

Series 2017-163, Class PA, 3.00%, 7/20/2047	6,961	7,105

Series 2017-117, Class SB, IF, IO, 6.04%, 8/20/2047 (i)	746	142

Series 2017-134, Class SD, IF, IO, 6.04%, 9/20/2047 (i)	1,014	163

Series 2017-155, Class KS, IF, IO, 6.04%, 10/20/2047 (i)	969	142

Series 2017-163, Class HS, IF, IO, 6.04%, 11/20/2047 (i)	4,014	588

Series 2017-180, Class SD, IF, IO, 6.04%, 12/20/2047 (i)	1,043	163

Series 2018-36, Class SG, IF, IO, 6.04%, 3/20/2048 (i)	964	158

Series 2018-46, Class AS, IF, IO, 6.04%, 3/20/2048 (i)	5,595	1,100

Series 2018-139, Class SB, IF, IO, 5.99%, 10/20/2048 (i)	8,054	1,281

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2019-71, Class SK, IF, IO, 5.99%, 6/20/2049 (i)	4,235		697

Series 2019-115, Class SW, IF, IO, 5.94%, 9/20/2049 (i)	11,227		1,533

Series 2019-117, Class SA, IF, IO, 5.94%, 9/20/2049 (i)	7,907		1,463

Legacy Mortgage Asset Trust Series 2021-GS3, Class A1, 1.75%, 7/25/2061 (a) (f)	9,894		9,636

LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (a) (i)	2,812		2,743

New Residential Mortgage Loan Trust Series 2019-NQM5, Class B1, 4.04%, 11/25/2059 ‡ (a) (i)	3,041		3,028

NYMT Loan Trust

Series 2020-SP2, Class A1, 2.94%, 10/25/2060 (a) (i)	2,107		2,089

Series 2021-SP1, Class A1, 1.67%, 8/25/2061 (a) (f)	5,558		5,394

OBX Trust Series 2019-EXP3, Class 2A1A, 1.09%, 10/25/2059 (a) (i)	92		92

PRPM LLC

Series 2021-2, Class A1, 2.12%, 3/25/2026 (a) (i)	3,449		3,386

Series 2021-3, Class A1, 1.87%, 4/25/2026 (a) (f)	4,921		4,777

Series 2021-4, Class A1, 1.87%, 4/25/2026 (a) (f)	11,789		11,418

Series 2021-6, Class A1, 1.79%, 7/25/2026 (a) (f)	12,987		12,686

Series 2021-7, Class A1, 1.87%, 8/25/2026 (a) (f)	11,429		11,118

Series 2021-8, Class A1, 1.74%, 9/25/2026 (a) (i)	6,639		6,437

Series 2021-10, Class A1, 2.49%, 10/25/2026 (a) (f)	13,152		12,929

Series 2021-11, Class A1, 2.49%, 11/25/2026 (a) (f)	9,903		9,724

RALI Trust Series 2003-QS12, Class A4, 3.35%, 6/25/2018	—	(g)	—	(g)

RCO VII Mortgage LLC Series 2021-1, Class A1, 1.87%, 5/26/2026 (a) (f)	10,927		10,731

Structured Asset Mortgage Investments II Trust Series 2006-AR6, Class 2A1, 0.57%, 7/25/2046 (i)	1,086		916

Verus Securitization Trust Series 2019-4, Class B1, 3.86%, 11/25/2059 ‡ (a) (i)	600		598

SEE NOTES TO FINANCIAL STATEMENTS.

378	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

VOLT CV LLC Series 2021-CF2, Class A1, 2.49%, 11/27/2051 (a) (f)	7,602	7,504

WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR5, Class A6, 2.87%, 5/25/2035 (i)	83	85

Total Collateralized Mortgage Obligations (Cost $367,282)		357,568

Foreign Government Securities — 1.2%

Arab Republic of Egypt (Egypt)

5.58%, 2/21/2023 (c)	3,500	3,526

5.75%, 5/29/2024 (c)	2,600	2,581

5.75%, 5/29/2024 (a)	2,100	2,084

5.88%, 6/11/2025 (c)	1,400	1,369

3.88%, 2/16/2026 (a)	4,365	3,781

7.50%, 1/31/2027 (c)	1,800	1,728

Dominican Republic Government Bond (Dominican Republic) 4.50%, 1/30/2030 (a)	8,040	7,416

Federal Democratic Republic of Ethiopia (Ethiopia) 6.63%, 12/11/2024 (c)	2,395	1,790

Federal Republic of Nigeria (Nigeria)

7.63%, 11/21/2025 (c)	2,800	2,968

6.50%, 11/28/2027 (c)	9,200	8,740

6.13%, 9/28/2028 (a)	3,689	3,403

7.38%, 9/28/2033 (a)	485	432

Hashemite Kingdom of Jordan (Jordan)

4.95%, 7/7/2025 (a)	4,720	4,720

4.95%, 7/7/2025 (c)	4,000	4,000

Islamic Republic of Pakistan (Pakistan)

8.25%, 4/15/2024 (c)	1,700	1,724

6.00%, 4/8/2026 (a)	4,336	3,957

Kingdom of Bahrain (Bahrain) 5.45%, 9/16/2032 (a)	4,414	4,061

Lebanese Republic (Lebanon) 6.38%, 3/9/2020 (h)	4,362	513

Republic of Angola (Angola)

9.50%, 11/12/2025 (c)	900	963

8.25%, 5/9/2028 (c)	2,000	1,995

Republic of Armenia (Armenia) 3.60%, 2/2/2031 (a)	984	838

Republic of Belarus (Belarus)

6.88%, 2/28/2023 (c)	3,300	495

5.88%, 2/24/2026 (c)	400	60

Republic of Costa Rica (Costa Rica)

4.25%, 1/26/2023 (c)	1,000	1,011

4.38%, 4/30/2025 (c)	4,800	4,866

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Republic of Cote d’Ivoire (Ivory Coast)

6.38%, 3/3/2028 (c)	3,500	3,581

5.75%, 12/31/2032 (c) (f)	2,168	2,094

Republic of Ecuador (Ecuador)

5.00%, 7/31/2030 (a) (f)	2,914	2,563

5.00%, 7/31/2030 (c) (f)	1,950	1,715

Republic of El Salvador (El Salvador) 5.88%, 1/30/2025 (c)	6,380	3,843

Republic of Georgia (Georgia) 2.75%, 4/22/2026 (a)	860	778

Republic of Ghana (Ghana) 6.38%, 2/11/2027 (c)	6,600	4,538

Republic of Iraq (Iraq) 6.75%, 3/9/2023 (c)	5,900	5,855

Republic of Kenya (Kenya)

6.88%, 6/24/2024 (c)	5,800	6,003

7.00%, 5/22/2027 (c)	5,200	4,966

6.30%, 1/23/2034 (a)	717	597

Sultanate of Oman Government Bond (Oman)

4.88%, 2/1/2025 (a)	1,913	1,936

4.75%, 6/15/2026 (c)	1,000	998

5.38%, 3/8/2027 (c)	1,500	1,515

Ukraine Government Bond (Ukraine)

7.75%, 9/1/2022 (c)	1,058	455

7.75%, 9/1/2023 (c)	6,900	2,760

8.99%, 2/1/2024 (c)	3,600	1,224

7.75%, 9/1/2025 (c)	400	128

Total Foreign Government Securities (Cost $139,545)		114,570

Loan Assignments — 0.2% (k)

Beverages — 0.1%

Triton Water Holdings, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.00%, 3/31/2028 (b)	2,985	2,908

Containers & Packaging — 0.0% (d)

Graham Packaging, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.75%, 8/4/2027 (b)	1,215	1,202

Electrical Equipment — 0.0% (d)

Cortes NP Acquisition Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 2.86%, 3/2/2027 (b)	1,086	1,050

Internet & Direct Marketing Retail — 0.1%

GoodRx, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.96%, 10/10/2025 (b)	2,851	2,822

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	379

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

IT Services — 0.0% (d)

MH Sub I LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 9/13/2024 (b)	2,043	2,026

Machinery — 0.0% (d)

Alliance Laundry Systems LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.25%, 10/8/2027 (b)	1,224	1,211

Personal Products — 0.0% (d)

Nestle Skin Health, Term Loan B (Luxembourg) (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 10/1/2026 (b)	2,450	2,435

Road & Rail — 0.0% (d)

First Student Bidco, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 3.50%, 7/21/2028 (b)	1,808	1,782

First Student Bidco, Inc., 1st Lien Term Loan C (ICE LIBOR USD 3 Month + 3.00%), 3.50%, 7/21/2028 (b)	667	657

		2,439

Software — 0.0% (d)

Greeneden U.S. Holdings I LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.75%, 12/1/2027 (b)	2,079	2,075

Specialty Retail — 0.0% (d)

AppleCaramel Buyer LLC, 1st Lien Term Loan B (3-MONTH PRIME + 3.00%), 6.25%, 10/19/2027 (b)	1,086	1,075

Total Loan Assignments (Cost $19,452)		19,243

	SHARES (000)
Common Stocks — 0.1%

Diversified Telecommunication Services — 0.0% (d)

Intelsat Emergence SA (Luxembourg)* ‡	15	505

Oil, Gas & Consumable Fuels — 0.1%

EP Energy Corp.*	2	151

Gulfport Energy Corp.*	20	1,392

Oasis Petroleum, Inc.	17	2,198

Whiting Petroleum Corp.	10	730

		4,471

Total Common Stocks (Cost $2,823)		4,976

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Municipal Bonds — 0.0% (d)

California — 0.0% (d)

California Housing Finance Agency Series 2021-1, Class X, Rev., 0.80%, 11/20/2035 (i) (Cost $3,407)	54,346		3,469

Convertible Bonds — 0.0% (d)

Oil, Gas & Consumable Fuels — 0.0% (d)

Gulfport Energy Corp. 15.00% (PIK), 4/7/2022 ‡ (e) (l) (m) (Cost $46)	—	(g)	241

	NO. OF RIGHTS (000)
Rights — 0.0% (d)

Diversified Telecommunication Services — 0.0% (d)

Intelsat Jackson Holdings SA, expiring 12/5/2025 (Luxembourg) * ‡ (Cost $— (g))	3		—	(g)

	SHARES (000)
Short-Term Investments — 15.1%

Investment Companies — 12.8%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (n) (o) (Cost $1,203,245)	1,202,833		1,203,194

	PRINCIPAL AMOUNT ($000)

U.S. Treasury Obligations — 2.3%

U.S. Treasury Bills

0.06%, 3/24/2022 (p) (q)	26,604		26,603

0.35%, 5/26/2022 (q)	188,355		188,214

Total U.S. Treasury Obligations (Cost $214,800)			214,817

Total Short-Term Investments (Cost $1,418,045)			1,418,011

Total Investments — 111.0% (Cost $10,669,588)			10,438,406
Liabilities in Excess of Other Assets — (11.0)%			(1,030,242)

NET ASSETS — 100.0%			9,408,164

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

380	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

Abbreviations

ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
CSMC	Credit Suisse Mortgage Trust
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of February 28, 2022. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2022.

(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(f)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2022.
(g)	Amount rounds to less than one thousand.
(h)	Defaulted security.
(i)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2022.
(j)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(k)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(l)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2021.
(m)	Security is an interest bearing note with preferred security characteristics.
(n)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(o)	The rate shown is the current yield as of February 28, 2022.
(p)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
(q)	The rate shown is the effective yield as of February 28, 2022.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	381

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2022 (continued)

Futures contracts outstanding as of February 28, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
U.S. Treasury 2 Year Note	8,758	06/2022	USD	1,883,860	4,003
U.S. Treasury 10 Year Ultra Note	7	06/2022	USD	990	10
U.S. Treasury Long Bond	60	06/2022	USD	9,416	138

					4,151

Short Contracts
U.S. Treasury 5 Year Note	(5,368)	06/2022	USD	(634,724)	(2,283)
U.S. Treasury 10 Year Note	(4,155)	06/2022	USD	(529,438)	(3,352)
U.S. Treasury 10 Year Ultra Note	(1,955)	06/2022	USD	(276,510)	(2,677)
U.S. Treasury Ultra Bond	(72)	06/2022	USD	(13,433)	(160)

					(8,472)

					(4,321)

Abbreviations

USD	United States Dollar

Centrally Cleared Credit default swap contracts outstanding — sell protection (a) as of February 28, 2022 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)	UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.37-V1	5.00	Quarterly	12/20/2026	3.64	USD 18,000	1,567	(375)	1,192

(a)

The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(b)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations

CDX	Credit Default Swap Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

382	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2022

(Amounts in thousands, except per share amounts)

	JPMorgan Core Bond Fund		JPMorgan Core Plus Bond Fund		JPMorgan Floating Rate Income Fund		JPMorgan Government Bond Fund
ASSETS:
Investments in non-affiliates, at value	$34,481,289		$15,041,953		$668,134		$2,392,152
Investments in affiliates, at value	1,584,083		1,432,701		101,881		107,776
Investment of cash collateral received from securities loaned, at value (See Note 2.F.)	—		548		—		—
Restricted cash for delayed delivery securities	5,460		2,450		—		—
Restricted cash for OTC derivatives	—		1,770		—		—
Cash	57,560		98		838		—
Foreign currency, at value	—		287		57		—
Deposits at broker for futures contracts	—		1,216		—		—
Deposits at broker for centrally cleared swaps	—		—		750		—
Receivables:
Investment securities sold	84,618		496		318		2
Investment securities sold — delayed delivery securities	342,059		195,412		—		—
Fund shares sold	318,582		533,046		2,107		2,623
Interest from non-affiliates	147,193		85,815		2,232		6,897
Dividends from non-affiliates	—		12		—		—
Dividends from affiliates	65		45		—	(a)	1
Tax reclaims	—		—		37		—
Securities lending income (See Note 2.F.)	—		1		—		—
Variation margin on futures contracts	—		5,841		—		—
Variation margin on centrally cleared swaps (net upfront payments/(receipts) of $0, $(7,970), $693 and $0, respectively)	—		1,959		30		—
Unrealized appreciation on forward foreign currency exchange contracts	—		3,142		—		—
Outstanding OTC swap contracts, at value (net upfront payments of $0, $744, $0 and $0, respectively)	—		483		—		—

Total Assets	37,020,909		17,307,275		776,384		2,509,451

LIABILITIES:
Payables:
Due to custodian	—		—		—		9
Distributions	—	(a)	—		—		—
Investment securities purchased	64,530		99,631		55,938		—
Investment securities purchased — delayed delivery securities	1,249,240		491,526		—		—
Collateral received on securities loaned (See Note 2.F.)	—		548		—		—
Fund shares redeemed	65,561		47,939		20,600		5,953
Unrealized depreciation on forward foreign currency exchange contracts	—		1,853		—		—
Unrealized depreciation on unfunded commitments	—		—		14		—
Accrued liabilities:
Investment advisory fees	7,400		3,605		296		487
Administration fees	1,118		808		41		114
Distribution fees	573		444		13		111
Service fees	1,792		410		22		197
Custodian and accounting fees	194		117		25		19
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	—		—	(a)
Other	1,137		602		110		268

Total Liabilities	1,391,545		647,483		77,059		7,158

Net Assets	$35,629,364		$16,659,792		$699,325		$2,502,293

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	383

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2022 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Core Bond Fund	JPMorgan Core Plus Bond Fund	JPMorgan Floating Rate Income Fund	JPMorgan Government Bond Fund
NET ASSETS:
Paid-in-Capital	$35,720,781	$16,931,374	$1,029,432	$2,494,996
Total distributable earnings (loss)	(91,417)	(271,582)	(330,107)	7,297

Total Net Assets	$35,629,364	$16,659,792	$699,325	$2,502,293

Net Assets:
Class A	$2,117,080	$1,888,867	$45,553	$417,020
Class C	226,530	112,092	8,985	29,041
Class I	11,845,794	3,991,530	300,314	1,315,495
Class R2	68,174	43,237	—	21,297
Class R3	22,547	6,393	—	29,617
Class R4	646	3,092	—	18,713
Class R5	271,006	16,725	—	—
Class R6	21,077,587	10,597,856	344,473	671,110

Total	$35,629,364	$16,659,792	$699,325	$2,502,293

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	184,770	232,098	5,144	39,366
Class C	19,614	13,680	1,019	2,751
Class I	1,034,634	490,696	33,919	124,260
Class R2	5,959	5,313	—	2,012
Class R3	1,974	787	—	2,798
Class R4	56	381	—	1,768
Class R5	23,709	2,055	—	—
Class R6	1,838,365	1,301,577	38,904	63,407

Net Asset Value (a):
Class A — Redemption price per share	$11.46	$8.14	$8.85	$10.59
Class C — Offering price per share (b)	11.55	8.19	8.82	10.56
Class I — Offering and redemption price per share	11.45	8.13	8.85	10.59
Class R2 — Offering and redemption price per share	11.44	8.14	—	10.58
Class R3 — Offering and redemption price per share	11.42	8.13	—	10.59
Class R4 — Offering and redemption price per share	11.43	8.13	—	10.58
Class R5 — Offering and redemption price per share	11.43	8.14	—	—
Class R6 — Offering and redemption price per share	11.47	8.14	8.85	10.58
Class A maximum sales charge	3.75%	3.75%	2.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.91	$8.46	$9.05	$11.00

Cost of investments in non-affiliates	$34,564,146	$15,236,010	$674,321	$2,376,674
Cost of investments in affiliates	1,583,764	1,432,618	101,881	107,776
Cost of foreign currency	—	292	59	—
Investment securities on loan, at value (See Note 2.F.)	—	1	—	—
Cost of investment of cash collateral (See Note 2.F.)	—	548	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

384	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	JPMorgan High Yield Fund		JPMorgan Income Fund		JPMorgan Inflation Managed Bond Fund	JPMorgan Limited Duration Bond Fund
ASSETS:
Investments in non-affiliates, at value	$5,219,961		$11,756,710		$1,138,902	$1,149,711
Investments in affiliates, at value	52,250		180,356		20,606	126,083
Options purchased, at value	—		36,688		—	—
Restricted cash for OTC derivatives	—		26,080		—	—
Cash	735		—		—	150
Foreign currency, at value	664		—		—	—
Deposits at broker for futures contracts	—		52,686		—	—
Deposits at broker for centrally cleared swaps	—		37,964		—	—
Receivables:
Investment securities sold	101,593		272,395		55	8
Investment securities sold — delayed delivery securities	2,314		797		26,592	—
Fund shares sold	83,488		13,528		26,089	384
Interest from non-affiliates	72,777		100,195		4,798	1,324
Dividends from non-affiliates	129		83		—	—
Dividends from affiliates	—	(a)	3		1	4
Variation margin on futures contracts	—		—		2,710	—
Variation margin on centrally cleared swaps (net upfront payments/(receipts) of $0, $39,083, $(111) and $0, respectively)	—		1,804		4,990	—
Unrealized appreciation on forward foreign currency exchange contracts	—		4,587		—	—
Outstanding OTC swap contracts, at value (net upfront payments of $0, $691, $0 and $0, respectively)	—		23,053		—	—

Total Assets	5,533,911		12,506,929		1,224,743	1,277,664

LIABILITIES:
Payables:
Due to custodian	—		33,281		8	—
Distributions	—		550		—	—
Investment securities purchased	—		14,669		2,865	—
Investment securities purchased — delayed delivery securities	—		—		29,323	5,000
Interest expense to non-affiliates on securities sold short	—		688		—	—
Fund shares redeemed	63,467		265,549		24,924	1,537
Variation margin on futures contracts	—		29,980		—	—
Unrealized depreciation on forward foreign currency exchange contracts	—		2,618		—	—
Unrealized depreciation on unfunded commitments	2		—		—	—
Outstanding options written, at fair value	—		35,067		—	—
Outstanding OTC swap contracts, at value (net upfront receipts of $0, $15,518, $0 and $0, respectively)	—		24,807		—	—
Accrued liabilities:
Investment advisory fees	1,844		2,867		209	156
Administration fees	154		665		44	53
Distribution fees	112		629		—	46
Service fees	200		127		38	71
Custodian and accounting fees	40		93		24	15
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	—	—
Other	808		17		150	84

Total Liabilities	66,627		411,607		57,585	6,962

Net Assets	$5,467,284		$12,095,322		$1,167,158	$1,270,702

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	385

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2022 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan High Yield Fund	JPMorgan Income Fund	JPMorgan Inflation Managed Bond Fund	JPMorgan Limited Duration Bond Fund
NET ASSETS:
Paid-in-Capital	$5,893,928	$12,578,501	$1,154,075	$1,293,316
Total distributable earnings (loss)	(426,644)	(483,179)	13,083	(22,614)

Total Net Assets	$5,467,284	$12,095,322	$1,167,158	$1,270,702

Net Assets:
Class A	$446,823	$606,729	$46,893	$193,738
Class C	42,181	865,194	5,061	14,683
Class I	1,282,388	7,076,663	202,370	241,187
Class R2	4,616	—	—	—
Class R3	262	—	—	—
Class R4	28	—	—	—
Class R5	11,904	—	15,289	—
Class R6	3,679,082	3,546,736	897,545	821,094

Total	$5,467,284	$12,095,322	$1,167,158	$1,270,702

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	64,280	66,136	4,301	19,428
Class C	6,052	94,318	467	1,489
Class I	183,403	772,142	18,566	24,191
Class R2	665	—	—	—
Class R3	38	—	—	—
Class R4	4	—	—	—
Class R5	1,697	—	1,396	—
Class R6	525,450	387,172	82,209	82,214

Net Asset Value (a):
Class A — Redemption price per share	$6.95	$9.17	$10.90	$9.97
Class C — Offering price per share (b)	6.97	9.17	10.84	9.86
Class I — Offering and redemption price per share	6.99	9.16	10.90	9.97
Class R2 — Offering and redemption price per share	6.94	—	—	—
Class R3 — Offering and redemption price per share	7.00	—	—	—
Class R4 — Offering and redemption price per share	6.99	—	—	—
Class R5 — Offering and redemption price per share	7.02	—	10.95	—
Class R6 — Offering and redemption price per share	7.00	9.16	10.92	9.99
Class A maximum sales charge	3.75%	3.75%	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$7.22	$9.53	$11.32	$10.20

Cost of investments in non-affiliates	$5,149,767	$12,207,843	$1,142,752	$1,160,425
Cost of investments in affiliates	52,250	180,356	20,600	126,062
Cost of options purchased	—	2,171	—	—
Cost of foreign currency	711	—	—	—
Premiums received from options written	—	35,067	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

386	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	JPMorgan Mortgage- Backed Securities Fund		JPMorgan Short Duration Bond Fund		JPMorgan Short Duration Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$4,606,033		$10,471,809		$9,235,212
Investments in affiliates, at value	285,727		154,305		1,203,194
Restricted cash for delayed delivery securities	930		—		—
Cash	648		463		—
Foreign currency, at value	—		—		1
Receivables:
Investment securities sold	140		115,659		376,533
Investment securities sold — delayed delivery securities	147,498		—		198,443
Fund shares sold	4,397		16,405		9,097
Interest from non-affiliates	13,369		30,509		50,178
Dividends from non-affiliates	—		—		12
Dividends from affiliates	9		1		2
Variation margin on centrally cleared swaps (net upfront payments of $0, $0, and $1,567, respectively)	—		—		589
Other assets	—		—		240

Total Assets	5,058,751		10,789,151		11,073,501

LIABILITIES:
Payables:
Due to custodian	—		—		9,011
Investment securities purchased	—		8,379		14
Investment securities purchased — delayed delivery securities	396,306		—		762,998
Fund shares redeemed	10,320		27,951		882,555
Variation margin on futures contracts	—		3,109		8,006
Accrued liabilities:
Investment advisory fees	637		1,523		1,793
Administration fees	121		388		515
Distribution fees	45		145		123
Service fees	254		174		217
Custodian and accounting fees	44		60		47
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—
Other	146		264		58

Total Liabilities	407,873		41,993		1,665,337

Net Assets	$4,650,878		$10,747,158		$9,408,164

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	387

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2022 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Mortgage- Backed Securities Fund	JPMorgan Short Duration Bond Fund	JPMorgan Short Duration Core Plus Fund
NET ASSETS:
Paid-in-Capital	$4,740,043	$10,971,420	$9,703,205
Total distributable earnings (loss)	(89,165)	(224,262)	(295,041)

Total Net Assets	$4,650,878	$10,747,158	$9,408,164

Net Assets:
Class A	$171,700	$677,013	$494,841
Class C	16,914	26,327	46,136
Class I	1,999,614	2,928,638	4,199,718
Class R6	2,462,650	7,115,180	4,667,469

Total	$4,650,878	$10,747,158	$9,408,164

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	15,027	62,359	52,114
Class C	1,528	2,407	4,870
Class I	180,094	269,393	442,292
Class R6	221,842	654,510	491,598

Net Asset Value (a):
Class A — Redemption price per share	$11.43	$10.86	$9.50
Class C — Offering price per share (b)	11.07	10.94	9.47
Class I — Offering and redemption price per share	11.10	10.87	9.50
Class R6 — Offering and redemption price per share	11.10	10.87	9.49
Class A maximum sales charge	3.75%	2.25%	2.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$11.88	$11.11	$9.72

Cost of investments in non-affiliates	$4,677,978	$10,662,427	$9,466,343
Cost of investments in affiliates	285,730	154,305	1,203,245
Cost of foreign currency	—	—	1

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

388	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2022

(Amounts in thousands)

	JPMorgan Core Bond Fund	JPMorgan Core Plus Bond Fund	JPMorgan Floating Rate Income Fund	JPMorgan Government Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$882,914	$476,267	$24,689	$56,617
Interest income from affiliates	— (a)	—	—	—
Dividend income from non-affiliates	—	303	1	—
Dividend income from affiliates	1,161	664	5	11
Income from securities lending (net) (See Note 2.F.)	—	9	—	—
Foreign taxes withheld (net)	—	(5)	—	—

Total investment income	884,075	477,238	24,695	56,628

EXPENSES:
Investment advisory fees	99,853	49,217	3,483	7,996
Administration fees	14,836	10,711	475	2,142
Distribution fees:
Class A	5,748	4,738	84	1,142
Class C	2,123	1,008	66	283
Class R2	374	224	—	124
Class R3	58	20	—	80
Service fees:
Class A	5,748	4,738	84	1,142
Class C	708	336	22	94
Class I	29,773	9,627	646	3,860
Class R2	187	112	—	62
Class R3	58	20	—	80
Class R4	1	14	—	61
Class R5	293	18	—	—
Custodian and accounting fees	1,338	766	146	140
Interest expense to affiliates	3	4	1	—
Professional fees	368	227	112	83
Trustees’ and Chief Compliance Officer’s fees	113	67	27	33
Printing and mailing costs	960	451	5	168
Registration and filing fees	1,084	627	72	304
Transfer agency fees (See Note 2.K.)	417	242	10	97
Other	1,199	667	20	130

Total expenses	165,242	83,834	5,253	18,021

Less fees waived	(14,778)	(10,658)	(596)	(3,392)
Less expense reimbursements	—	—	—	(18)

Net expenses	150,464	73,176	4,657	14,611

Net investment income (loss)	733,611	404,062	20,038	42,017

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$120,872	$34,190	$(152)	$(5,414)
Investments in affiliates	(288)	(125)	—	—
Options purchased	—	(724)	—	—
Futures contracts	—	(15,628)	—	—
Securities sold short	—	6,637	—	—
Foreign currency transactions	—	(62)	— (a)	—
Forward foreign currency exchange contracts	—	148	—	—
Swaps	—	(178)	(10)	—

Net realized gain (loss)	120,584	24,258	(162)	(5,414)

Investments in non-affiliates	(1,599,606)	(725,318)	(5,167)	(108,486)
Investments in affiliates	(168)	(98)	—	—
Futures contracts	—	(1,550)	—	—
Foreign currency translations	—	85	(4)	—
Forward foreign currency exchange contracts	—	3,564	—	—
Swaps	—	(2,131)	(30)	—
Unfunded commitments	—	—	(14)	—

Change in net unrealized appreciation/depreciation	(1,599,774)	(725,448)	(5,215)	(108,486)

Net realized/unrealized gains (losses)	(1,479,190)	(701,190)	(5,377)	(113,900)

Change in net assets resulting from operations	$(745,579)	$(297,128)	$14,661	$(71,883)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	389

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2022 (continued)

(Amounts in thousands)

	JPMorgan High Yield Fund	JPMorgan Income Fund	JPMorgan Inflation Managed Bond Fund	JPMorgan Limited Duration Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$345,018	$497,750	$38,292	$18,874
Interest income from affiliates	—	1	— (a)	—
Dividend income from non-affiliates	5,220	11,981	—	—
Dividend income from affiliates	8	76	34	54
Foreign taxes withheld (net)	—	(105)	—	—

Total investment income	350,246	509,703	38,326	18,928

EXPENSES:
Investment advisory fees	33,141	36,641	3,794	2,807
Administration fees	4,971	8,658	1,016	1,053
Distribution fees:
Class A	1,097	1,735	89	531
Class C	359	7,418	27	135
Class R2	25	—	—	—
Class R3	1	—	—	—
Service fees:
Class A	1,097	1,735	89	531
Class C	120	2,473	9	45
Class I	4,835	17,962	522	807
Class R2	12	—	—	—
Class R3	1	—	—	—
Class R4	— (a)	—	—	—
Class R5	13	—	15	—
Custodian and accounting fees	269	812	196	127
Interest expense to affiliates	10	9	— (a)	— (a)
Professional fees	163	191	112	73
Trustees’ and Chief Compliance Officer’s fees	43	55	29	29
Printing and mailing costs	313	300	6	14
Registration and filing fees	345	793	77	105
Transfer agency fees (See Note 2.K.)	71	114	14	27
Other	411	407	31	42

Total expenses	47,297	79,303	6,026	6,326

Less fees waived	(4,361)	(21,023)	(750)	(1,147)
Less expense reimbursements	(9)	(4)	(8)	—

Net expenses	42,927	58,276	5,268	5,179

Net investment income (loss)	307,319	451,427	33,058	13,749

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$169,955	$(27,116)	$6,288	$105
Investments in affiliates	—	(8)	5	(9)
Options purchased	—	(2,334)	—	—
Futures contracts	—	19,955	(12,859)	—
Foreign currency transactions	— (a)	— (a)	—	—
Forward foreign currency exchange contracts	—	(1,476)	—	—
Options written	—	544	—	—
Swaps	(255)	25,345	68,232	—

Net realized gain (loss)	169,700	14,910	61,666	96

Distributions of capital gains received from investment company affiliates	—	— (a)	—	—
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(286,280)	(522,612)	(47,647)	(28,172)
Investments in affiliates	—	— (a)	(12)	(11)
Options purchased	—	34,517	—	—
Futures contracts	—	(29,822)	2,255	—
Foreign currency translations	(50)	—	—	—
Forward foreign currency exchange contracts	—	4,932	—	—
Swaps	—	12,185	5,733	—
Unfunded commitments	(2)	—	—	—

Change in net unrealized appreciation/depreciation	(286,332)	(500,800)	(39,671)	(28,183)

Net realized/unrealized gains (losses)	(116,632)	(485,890)	21,995	(28,087)

Change in net assets resulting from operations	$190,687	$(34,463)	$55,053	$(14,338)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

390	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	JPMorgan Mortgage- Backed Securities Fund	JPMorgan Short Duration Bond Fund	JPMorgan Short Duration Core Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$95,985	$130,211	$170,912
Interest income from affiliates	—	— (a)	2
Dividend income from non-affiliates	—	—	105
Dividend income from affiliates	380	27	464
Foreign taxes withheld (net)	—	—	(5)

Total investment income	96,365	130,238	171,478

EXPENSES:
Investment advisory fees	13,318	23,873	22,520
Administration fees	3,995	7,887	6,746
Distribution fees:
Class A	490	1,660	1,156
Class C	164	230	381
Service fees:
Class A	490	1,660	1,156
Class C	55	77	127
Class I	5,761	7,915	8,345
Custodian and accounting fees	374	550	429
Interest expense to affiliates	3	— (a)	— (a)
Professional fees	102	132	161
Trustees’ and Chief Compliance Officer’s fees	39	51	47
Printing and mailing costs	139	53	88
Registration and filing fees	333	830	746
Transfer agency fees (See Note 2.K.)	55	74	63
Other	154	194	130

Total expenses	25,472	45,186	42,095

Less fees waived	(8,498)	(10,754)	(9,055)

Net expenses	16,974	34,432	33,040

Net investment income (loss)	79,391	95,806	138,438

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(14,759)	(10,240)	(49,792)
Investments in affiliates	(109)	—	(165)
Futures contracts	—	(505)	4,389
Foreign currency transactions	—	—	2
Swaps	—	—	4,450

Net realized gain (loss)	(14,868)	(10,745)	(41,116)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(155,214)	(251,346)	(291,047)
Investments in affiliates	32	—	(73)
Futures contracts	—	(8,023)	(9,309)
Foreign currency translations	—	—	(1)
Swaps	—	—	(2,438)

Change in net unrealized appreciation/depreciation	(155,182)	(259,369)	(302,868)

Net realized/unrealized gains (losses)	(170,050)	(270,114)	(343,984)

Change in net assets resulting from operations	$(90,659)	$(174,308)	$(205,546)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	391

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Core Bond Fund		JPMorgan Core Plus Bond Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$733,611	$797,195	$404,062	$396,507
Net realized gain (loss)	120,584	594,583	24,258	253,317
Change in net unrealized appreciation/depreciation	(1,599,774)	(751,171)	(725,448)	(332,742)

Change in net assets resulting from operations	(745,579)	640,607	(297,128)	317,082

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(57,031)	(87,328)	(55,877)	(66,627)
Class C	(5,090)	(12,027)	(2,943)	(5,684)
Class I	(326,463)	(453,349)	(124,236)	(147,823)
Class L (a)	—	—	—	(2,199)
Class R2	(1,594)	(2,758)	(1,136)	(1,673)
Class R3	(557)	(777)	(208)	(443)
Class R4	(12)	(310)	(171)	(192)
Class R5	(8,235)	(11,582)	(569)	(773)
Class R6	(609,965)	(794,833)	(342,749)	(415,219)

Total distributions to shareholders	(1,008,947)	(1,362,964)	(527,889)	(640,633)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,665,103	1,475,810	1,652,683	484,623

NET ASSETS:
Change in net assets	910,577	753,453	827,666	161,072
Beginning of period	34,718,787	33,965,334	15,832,126	15,671,054

End of period	$35,629,364	$34,718,787	$16,659,792	$15,832,126

(a)	On June 2, 2020, JPMorgan Core Plus Bond Fund’s Class L Shares were converted into Class I Shares. Additionally, as of June 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

392	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	JPMorgan Floating Rate Income Fund		JPMorgan Government Bond Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,038	$27,514	$42,017	$46,998
Net realized gain (loss)	(162)	(71,346)	(5,414)	4,156
Change in net unrealized appreciation/depreciation	(5,215)	46,730	(108,486)	(38,480)

Change in net assets resulting from operations	14,661	2,898	(71,883)	12,674

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,025)	(774)	(5,697)	(7,178)
Class C	(226)	(364)	(233)	(435)
Class I	(8,666)	(10,845)	(23,334)	(29,107)
Class R2	—	—	(221)	(381)
Class R3	—	—	(366)	(386)
Class R4	—	—	(335)	(299)
Class R6	(11,247)	(15,257)	(12,121)	(13,339)

Total distributions to shareholders	(21,164)	(27,240)	(42,307)	(51,125)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	110,214	(386,230)	(533,543)	794,622

NET ASSETS:
Change in net assets	103,711	(410,572)	(647,733)	756,171

Beginning of period	595,614	1,006,186	3,150,026	2,393,855

End of period	$699,325	$595,614	$2,502,293	$3,150,026

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	393

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan High Yield Fund		JPMorgan Income Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$307,319	$391,314	$451,427	$289,129
Net realized gain (loss)	169,700	(120,912)	14,910	(35,306)
Distributions of capital gains received from investment company affiliates	—	—	— (a)	—
Change in net unrealized appreciation/depreciation	(286,332)	458,156	(500,800)	11,228

Change in net assets resulting from operations	190,687	728,558	(34,463)	265,051

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(20,061)	(17,630)	(25,270)	(29,880)
Class C	(1,926)	(2,826)	(30,665)	(36,649)
Class I	(90,930)	(75,961)	(278,981)	(196,671)
Class R2	(211)	(214)	—	—
Class R3	(15)	(22)	—	—
Class R4	(2)	(2)	—	—
Class R5	(614)	(869)	—	—
Class R6	(205,271)	(303,280)	(129,974)	(54,764)

Total distributions to shareholders	(319,030)	(400,804)	(464,890)	(317,964)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,191,956)	646,257	3,482,553	3,091,141

NET ASSETS:
Change in net assets	(2,320,299)	974,011	2,983,200	3,038,228
Beginning of period	7,787,583	6,813,572	9,112,122	6,073,894

End of period	$5,467,284	$7,787,583	$12,095,322	$9,112,122

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

394	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	JPMorgan Inflation Managed Bond Fund		JPMorgan Limited Duration Bond Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$33,058	$24,539	$13,749	$18,799
Net realized gain (loss)	61,666	9,594	96	593
Change in net unrealized appreciation/depreciation	(39,671)	18,253	(28,183)	(261)

Change in net assets resulting from operations	55,053	52,386	(14,338)	19,131

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(759)	(338)	(1,439)	(2,224)
Class C	(58)	(29)	(33)	(145)
Class I	(4,819)	(3,147)	(2,987)	(4,786)
Class R5	(364)	(248)	—	—
Class R6	(27,230)	(20,998)	(9,565)	(11,794)

Total distributions to shareholders	(33,230)	(24,760)	(14,024)	(18,949)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(255,104)	(15,569)	(190,344)	192,121

NET ASSETS:
Change in net assets	(233,281)	12,057	(218,706)	192,303
Beginning of period	1,400,439	1,388,382	1,489,408	1,297,105

End of period	$1,167,158	$1,400,439	$1,270,702	$1,489,408

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	395

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Mortgage-Backed Securities Fund		JPMorgan Short Duration Bond Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$79,391	$81,748	$95,806	$74,014
Net realized gain (loss)	(14,868)	32,542	(10,745)	43,819
Change in net unrealized appreciation/depreciation	(155,182)	(32,213)	(259,369)	11,139

Change in net assets resulting from operations	(90,659)	82,077	(174,308)	128,972

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,354)	(5,047)	(6,017)	(7,231)
Class C	(162)	(420)	(115)	(353)
Class I	(34,538)	(50,680)	(36,521)	(25,619)
Class R6	(46,402)	(59,207)	(85,564)	(54,868)

Total distributions to shareholders	(83,456)	(115,354)	(128,217)	(88,071)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(281,241)	2,127,602	2,589,811	5,289,826

NET ASSETS:
Change in net assets	(455,356)	2,094,325	2,287,286	5,330,727
Beginning of period	5,106,234	3,011,909	8,459,872	3,129,145

End of period	$4,650,878	$5,106,234	$10,747,158	$8,459,872

SEE NOTES TO FINANCIAL STATEMENTS.

396	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	JPMorgan Short Duration Core Plus Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$138,438	$89,492
Net realized gain (loss)	(41,116)	40,291
Change in net unrealized appreciation/depreciation	(302,868)	12,405

Change in net assets resulting from operations	(205,546)	142,188

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(7,526)	(4,155)
Class C	(553)	(316)
Class I	(63,139)	(19,275)
Class R6	(99,493)	(77,595)

Total distributions to shareholders	(170,711)	(101,341)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,099,895	2,821,967

NET ASSETS:
Change in net assets	2,723,638	2,862,814
Beginning of period	6,684,526	3,821,712

End of period	$9,408,164	$6,684,526

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	397

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Core Bond Fund		JPMorgan Core Plus Bond Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$392,310	$1,084,395	$522,288	$710,474
Distributions reinvested	55,434	84,783	54,876	65,288
Cost of shares redeemed	(613,291)	(983,674)	(364,114)	(785,399)

Change in net assets resulting from Class A capital transactions	(165,547)	185,504	213,050	(9,637)

Class C
Proceeds from shares issued	20,642	161,729	11,920	51,408
Distributions reinvested	4,988	11,657	2,913	5,596
Cost of shares redeemed	(132,228)	(285,805)	(53,165)	(95,440)

Change in net assets resulting from Class C capital transactions	(106,598)	(112,419)	(38,332)	(38,436)

Class I
Proceeds from shares issued	3,870,899	5,819,757	1,471,653	1,667,712
Distributions reinvested	307,684	432,025	119,878	140,927
Cost of shares redeemed	(3,814,641)	(3,715,155)	(1,146,232)	(1,203,537)
Conversion from Class L Shares	—	—	—	295,700

Change in net assets resulting from Class I capital transactions	363,942	2,536,627	445,299	900,802

Class L (a)
Proceeds from shares issued	—	—	—	20,877
Distributions reinvested	—	—	—	2,039
Cost of shares redeemed	—	—	—	(56,892)
Conversion to Class I Shares	—	—	—	(295,700)

Change in net assets resulting from Class L capital transactions	—	—	—	(329,676)

Class R2
Proceeds from shares issued	14,296	24,497	8,150	11,223
Distributions reinvested	1,582	2,706	1,131	1,645
Cost of shares redeemed	(25,074)	(32,869)	(8,890)	(16,259)

Change in net assets resulting from Class R2 capital transactions	(9,196)	(5,666)	391	(3,391)

Class R3
Proceeds from shares issued	6,690	13,674	2,170	6,612
Distributions reinvested	366	526	192	422
Cost of shares redeemed	(5,980)	(6,912)	(5,857)	(6,217)

Change in net assets resulting from Class R3 capital transactions	1,076	7,288	(3,495)	817

Class R4
Proceeds from shares issued	445	14,997	1,309	2,884
Distributions reinvested	12	309	171	191
Cost of shares redeemed	(215)	(15,986)	(3,629)	(1,544)

Change in net assets resulting from Class R4 capital transactions	242	(680)	(2,149)	1,531

Class R5
Proceeds from shares issued	109,021	111,875	4,397	7,763
Distributions reinvested	6,270	8,196	569	773
Cost of shares redeemed	(109,975)	(151,045)	(5,011)	(10,181)

Change in net assets resulting from Class R5 capital transactions	5,316	(30,974)	(45)	(1,645)

Class R6
Proceeds from shares issued	7,099,572	6,230,414	3,626,789	3,356,906
Distributions reinvested	599,478	784,561	338,683	410,767
Cost of shares redeemed	(5,123,182)	(8,118,845)	(2,927,508)	(3,803,415)

Change in net assets resulting from Class R6 capital transactions	2,575,868	(1,103,870)	1,037,964	(35,742)

Total change in net assets resulting from capital transactions	$2,665,103	$1,475,810	$1,652,683	$484,623

(a)	On June 2, 2020, JPMorgan Core Plus Bond Fund’s Class L Shares were converted into Class I Shares. Additionally, as of June 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

398	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	JPMorgan Core Bond Fund		JPMorgan Core Plus Bond Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
SHARE TRANSACTIONS:
Class A
Issued	32,873	88,323	61,621	81,626
Reinvested	4,658	6,903	6,485	7,510
Redeemed	(51,531)	(80,112)	(43,147)	(90,704)

Change in Class A Shares	(14,000)	15,114	24,959	(1,568)

Class C
Issued	1,716	13,066	1,395	5,868
Reinvested	416	942	342	640
Redeemed	(11,013)	(23,038)	(6,232)	(10,888)

Change in Class C Shares	(8,881)	(9,030)	(4,495)	(4,380)

Class I
Issued	326,447	473,861	174,880	191,782
Reinvested	25,882	35,193	14,176	16,210
Redeemed	(320,681)	(304,141)	(135,697)	(139,382)
Conversion from Class L Shares	—	—	—	34,304

Change in Class I Shares	31,648	204,913	53,359	102,914

Class L (a)
Issued	—	—	—	2,439
Reinvested	—	—	—	239
Redeemed	—	—	—	(6,751)
Conversion to Class I Shares	—	—	—	(34,264)

Change in Class L Shares	—	—	—	(38,337)

Class R2
Issued	1,208	1,997	960	1,294
Reinvested	133	221	134	189
Redeemed	(2,113)	(2,691)	(1,050)	(1,873)

Change in Class R2 Shares	(772)	(473)	44	(390)

Class R3
Issued	562	1,113	256	765
Reinvested	31	43	23	48
Redeemed	(503)	(565)	(691)	(721)

Change in Class R3 Shares	90	591	(412)	92

Class R4
Issued	37	1,209	155	330
Reinvested	1	25	20	22
Redeemed	(18)	(1,313)	(433)	(179)

Change in Class R4 Shares	20	(79)	(258)	173

Class R5
Issued	9,160	9,134	518	895
Reinvested	528	668	67	89
Redeemed	(9,222)	(12,311)	(593)	(1,175)

Change in Class R5 Shares	466	(2,509)	(8)	(191)

Class R6
Issued	594,377	505,620	429,398	385,140
Reinvested	50,369	63,827	39,994	47,239
Redeemed	(428,663)	(662,148)	(344,031)	(440,472)

Change in Class R6 Shares	216,083	(92,701)	125,361	(8,093)

(a)	On June 2, 2020, JPMorgan Core Plus Bond Fund’s Class L Shares were converted into Class I Shares. Additionally, as of June 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	399

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Floating Rate Income Fund		JPMorgan Government Bond Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$35,770	$8,908	$99,565	$454,699
Distributions reinvested	1,024	774	4,149	5,331
Cost of shares redeemed	(14,401)	(17,396)	(161,622)	(403,222)

Change in net assets resulting from Class A capital transactions	22,393	(7,714)	(57,908)	56,808

Class C
Proceeds from shares issued	2,841	542	3,485	49,724
Distributions reinvested	226	358	222	415
Cost of shares redeemed	(2,972)	(7,497)	(22,242)	(40,633)

Change in net assets resulting from Class C capital transactions	95	(6,597)	(18,535)	9,506

Class I
Proceeds from shares issued	109,379	40,035	476,502	1,934,205
Distributions reinvested	8,412	10,590	20,428	25,923
Cost of shares redeemed	(77,574)	(167,644)	(838,365)	(1,499,009)

Change in net assets resulting from Class I capital transactions	40,217	(117,019)	(341,435)	461,119

Class R2
Proceeds from shares issued	—	—	5,730	25,535
Distributions reinvested	—	—	211	350
Cost of shares redeemed	—	—	(13,422)	(30,756)

Change in net assets resulting from Class R2 capital transactions	—	—	(7,481)	(4,871)

Class R3
Proceeds from shares issued	—	—	8,502	24,712
Distributions reinvested	—	—	119	101
Cost of shares redeemed	—	—	(11,187)	(14,670)

Change in net assets resulting from Class R3 capital transactions	—	—	(2,566)	10,143

Class R4
Proceeds from shares issued	—	—	4,373	25,997
Distributions reinvested	—	—	335	299
Cost of shares redeemed	—	—	(13,724)	(4,997)

Change in net assets resulting from Class R4 capital transactions	—	—	(9,016)	21,299

Class R6
Proceeds from shares issued	132,636	83,035	197,091	521,003
Distributions reinvested	11,247	15,257	9,743	10,630
Cost of shares redeemed	(96,374)	(353,192)	(303,436)	(291,015)

Change in net assets resulting from Class R6 capital transactions	47,509	(254,900)	(96,602)	240,618

Total change in net assets resulting from capital transactions	$110,214	$(386,230)	$(533,543)	$794,622

SEE NOTES TO FINANCIAL STATEMENTS.

400	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	JPMorgan Floating Rate Income Fund		JPMorgan Government Bond Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
SHARE TRANSACTIONS:
Class A
Issued	4,000	1,029	9,118	40,351
Reinvested	115	92	380	472
Redeemed	(1,612)	(2,035)	(14,791)	(35,718)

Change in Class A Shares	2,503	(914)	(5,293)	5,105

Class C
Issued	319	63	319	4,424
Reinvested	25	43	20	37
Redeemed	(333)	(883)	(2,040)	(3,616)

Change in Class C Shares	11	(777)	(1,701)	845

Class I
Issued	12,229	4,641	43,607	171,711
Reinvested	943	1,261	1,873	2,297
Redeemed	(8,675)	(20,032)	(76,906)	(132,853)

Change in Class I Shares	4,497	(14,130)	(31,426)	41,155

Class R2
Issued	—	—	524	2,266
Reinvested	—	—	19	31
Redeemed	—	—	(1,228)	(2,730)

Change in Class R2 Shares	—	—	(685)	(433)

Class R3
Issued	—	—	779	2,186
Reinvested	—	—	11	9
Redeemed	—	—	(1,021)	(1,305)

Change in Class R3 Shares	—	—	(231)	890

Class R4
Issued	—	—	399	2,295
Reinvested	—	—	31	26
Redeemed	—	—	(1,255)	(444)

Change in Class R4 Shares	—	—	(825)	1,877

Class R6
Issued	14,827	9,752	18,023	46,187
Reinvested	1,260	1,828	894	942
Redeemed	(10,804)	(41,734)	(27,741)	(25,868)

Change in Class R6 Shares	5,283	(30,154)	(8,824)	21,261

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	401

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan High Yield Fund		JPMorgan Income Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$181,335	$245,637	$268,318	$327,857
Distributions reinvested	19,657	17,239	24,854	29,713
Cost of shares redeemed	(142,616)	(353,775)	(313,993)	(510,742)

Change in net assets resulting from Class A capital transactions	58,376	(90,899)	(20,821)	(153,172)

Class C
Proceeds from shares issued	5,584	11,628	230,420	398,013
Distributions reinvested	1,868	2,678	30,366	36,527
Cost of shares redeemed	(17,351)	(53,978)	(349,105)	(362,082)

Change in net assets resulting from Class C capital transactions	(9,899)	(39,672)	(88,319)	72,458

Class I
Proceeds from shares issued	1,331,856	2,128,939	5,159,640	3,425,278
Distributions reinvested	88,135	72,366	273,727	194,664
Cost of shares redeemed	(2,192,473)	(1,558,732)	(3,322,875)	(1,977,760)

Change in net assets resulting from Class I capital transactions	(772,482)	642,573	2,110,492	1,642,182

Class R2
Proceeds from shares issued	1,042	1,579	—	—
Distributions reinvested	210	210	—	—
Cost of shares redeemed	(1,924)	(2,017)	—	—

Change in net assets resulting from Class R2 capital transactions	(672)	(228)	—	—

Class R3
Proceeds from shares issued	62	249	—	—
Distributions reinvested	15	22	—	—
Cost of shares redeemed	(448)	(37)	—	—

Change in net assets resulting from Class R3 capital transactions	(371)	234	—	—

Class R4
Proceeds from shares issued	21	3	—	—
Distributions reinvested	2	2	—	—
Cost of shares redeemed	(31)	(3)	—	—

Change in net assets resulting from Class R4 capital transactions	(8)	2	—	—

Class R5
Proceeds from shares issued	4,561	3,831	—	—
Distributions reinvested	387	639	—	—
Cost of shares redeemed	(5,106)	(19,982)	—	—

Change in net assets resulting from Class R5 capital transactions	(158)	(15,512)	—	—

Class R6
Proceeds from shares issued	540,657	4,042,870	2,440,247	1,670,190
Distributions reinvested	203,491	297,056	129,356	54,215
Cost of shares redeemed	(2,210,890)	(4,190,167)	(1,088,402)	(194,732)

Change in net assets resulting from Class R6 capital transactions	(1,466,742)	149,759	1,481,201	1,529,673

Total change in net assets resulting from capital transactions	$(2,191,956)	$646,257	$3,482,553	$3,091,141

SEE NOTES TO FINANCIAL STATEMENTS.

402	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	JPMorgan High Yield Fund		JPMorgan Income Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
SHARE TRANSACTIONS:
Class A
Issued	25,179	36,628	28,248	35,698
Reinvested	2,745	2,584	2,627	3,268
Redeemed	(19,820)	(53,207)	(33,307)	(56,883)

Change in Class A Shares	8,104	(13,995)	(2,432)	(17,917)

Class C
Issued	774	1,756	24,223	43,092
Reinvested	260	403	3,209	4,000
Redeemed	(2,409)	(8,022)	(36,986)	(40,187)

Change in Class C Shares	(1,375)	(5,863)	(9,554)	6,905

Class I
Issued	184,054	316,464	543,662	373,684
Reinvested	12,203	10,613	28,993	21,292
Redeemed	(304,720)	(232,093)	(353,533)	(219,151)

Change in Class I Shares	(108,463)	94,984	219,122	175,825

Class R2
Issued	145	233	—	—
Reinvested	29	31	—	—
Redeemed	(267)	(304)	—	—

Change in Class R2 Shares	(93)	(40)	—	—

Class R3
Issued	9	38	—	—
Reinvested	2	3	—	—
Redeemed	(62)	(6)	—	—

Change in Class R3 Shares	(51)	35	—	—

Class R4
Issued	3	— (a)	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(4)	— (a)	—	—

Change in Class R4 Shares	(1)	— (a)	—	—

Class R5
Issued	628	570	—	—
Reinvested	54	97	—	—
Redeemed	(702)	(2,974)	—	—

Change in Class R5 Shares	(20)	(2,307)	—	—

Class R6
Issued	74,756	610,314	257,321	181,520
Reinvested	28,195	43,805	13,716	5,889
Redeemed	(305,821)	(598,176)	(116,169)	(21,534)

Change in Class R6 Shares	(202,870)	55,943	154,868	165,875

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	403

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Inflation Managed Bond Fund		JPMorgan Limited Duration Bond Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$35,275	$12,549	$67,315	$126,700
Distributions reinvested	738	329	1,373	2,135
Cost of shares redeemed	(12,335)	(15,859)	(92,064)	(96,988)

Change in net assets resulting from Class A capital transactions	23,678	(2,981)	(23,376)	31,847

Class C
Proceeds from shares issued	2,773	705	2,845	10,916
Distributions reinvested	58	29	31	128
Cost of shares redeemed	(602)	(1,849)	(9,176)	(11,109)

Change in net assets resulting from Class C capital transactions	2,229	(1,115)	(6,300)	(65)

Class I
Proceeds from shares issued	72,398	72,664	72,428	194,837
Distributions reinvested	4,670	3,012	2,681	4,396
Cost of shares redeemed	(66,652)	(66,444)	(214,952)	(155,363)

Change in net assets resulting from Class I capital transactions	10,416	9,232	(139,843)	43,870

Class R5
Proceeds from shares issued	4,616	3,270	—	—
Distributions reinvested	81	83	—	—
Cost of shares redeemed	(3,158)	(4,596)	—	—

Change in net assets resulting from Class R5 capital transactions	1,539	(1,243)	—	—

Class R6
Proceeds from shares issued	109,028	191,627	72,927	215,505
Distributions reinvested	27,014	20,997	9,472	11,641
Cost of shares redeemed	(429,008)	(232,086)	(103,224)	(110,677)

Change in net assets resulting from Class R6 capital transactions	(292,966)	(19,462)	(20,825)	116,469

Total change in net assets resulting from capital transactions	$(255,104)	$(15,569)	$(190,344)	$192,121

SEE NOTES TO FINANCIAL STATEMENTS.

404	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	JPMorgan Inflation Managed Bond Fund		JPMorgan Limited Duration Bond Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
SHARE TRANSACTIONS:
Class A
Issued	3,224	1,184	6,645	12,502
Reinvested	68	32	136	212
Redeemed	(1,135)	(1,519)	(9,095)	(9,609)

Change in Class A Shares	2,157	(303)	(2,314)	3,105

Class C
Issued	256	67	284	1,093
Reinvested	5	3	3	13
Redeemed	(56)	(181)	(917)	(1,111)

Change in Class C Shares	205	(111)	(630)	(5)

Class I
Issued	6,653	6,923	7,152	19,278
Reinvested	429	289	265	436
Redeemed	(6,118)	(6,406)	(21,255)	(15,396)

Change in Class I Shares	964	806	(13,838)	4,318

Class R5
Issued	422	309	—	—
Reinvested	7	8	—	—
Redeemed	(290)	(438)	—	—

Change in Class R5 Shares	139	(121)	—	—

Class R6
Issued	10,013	17,965	7,194	21,188
Reinvested	2,475	2,010	935	1,153
Redeemed	(39,415)	(22,668)	(10,194)	(11,024)

Change in Class R6 Shares	(26,927)	(2,693)	(2,065)	11,317

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	405

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Mortgage-Backed Securities Fund		JPMorgan Short Duration Bond Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021	Year Ended February 28, 2022	Year Ended February 28, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$47,683	$101,847	$461,779	$594,587
Distributions reinvested	2,314	4,963	5,953	7,125
Cost of shares redeemed	(66,316)	(60,455)	(371,796)	(313,772)

Change in net assets resulting from Class A capital transactions	(16,319)	46,355	95,936	287,940

Class C
Proceeds from shares issued	3,776	16,066	11,545	31,830
Distributions reinvested	154	392	114	351
Cost of shares redeemed	(8,918)	(6,608)	(18,706)	(21,881)

Change in net assets resulting from Class C capital transactions	(4,988)	9,850	(7,047)	10,300

Class I
Proceeds from shares issued	1,046,456	1,594,484	3,186,102	2,859,863
Distributions reinvested	32,283	46,183	36,216	25,468
Cost of shares redeemed	(1,294,733)	(788,052)	(2,680,149)	(1,094,202)

Change in net assets resulting from Class I capital transactions	(215,994)	852,615	542,169	1,791,129

Class R6
Proceeds from shares issued	1,733,908	1,840,172	7,069,625	4,501,169
Distributions reinvested	45,090	57,000	84,839	54,085
Cost of shares redeemed	(1,822,938)	(678,390)	(5,195,711)	(1,354,797)

Change in net assets resulting from Class R6 capital transactions	(43,940)	1,218,782	1,958,753	3,200,457

Total change in net assets resulting from capital transactions	$(281,241)	$2,127,602	$2,589,811	$5,289,826

SHARE TRANSACTIONS:
Class A
Issued	4,055	8,566	41,683	53,617
Reinvested	197	419	538	643
Redeemed	(5,676)	(5,097)	(33,597)	(28,335)

Change in Class A Shares	(1,424)	3,888	8,624	25,925

Class C
Issued	330	1,395	1,034	2,866
Reinvested	14	34	10	31
Redeemed	(789)	(575)	(1,677)	(1,966)

Change in Class C Shares	(445)	854	(633)	931

Class I
Issued	91,506	138,144	286,503	256,546
Reinvested	2,831	4,008	3,272	2,291
Redeemed	(113,451)	(68,656)	(241,836)	(98,544)

Change in Class I Shares	(19,114)	73,496	47,939	160,293

Class R6
Issued	151,486	159,113	636,464	403,512
Reinvested	3,955	4,948	7,667	4,874
Redeemed	(159,744)	(58,985)	(469,241)	(121,908)

Change in Class R6 Shares	(4,303)	105,076	174,890	286,478

SEE NOTES TO FINANCIAL STATEMENTS.

406	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	JPMorgan Short Duration Core Plus Fund
	Year Ended February 28, 2022	Year Ended February 28, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$368,776	$375,794
Distributions reinvested	7,512	4,149
Cost of shares redeemed	(227,368)	(112,114)

Change in net assets resulting from Class A capital transactions	148,920	267,829

Class C
Proceeds from shares issued	29,062	41,337
Distributions reinvested	551	312
Cost of shares redeemed	(23,669)	(7,646)

Change in net assets resulting from Class C capital transactions	5,944	34,003

Class I
Proceeds from shares issued	4,328,858	2,668,864
Distributions reinvested	62,152	19,250
Cost of shares redeemed	(2,329,751)	(595,936)

Change in net assets resulting from Class I capital transactions	2,061,259	2,092,178

Class R6
Proceeds from shares issued	3,319,372	1,589,289
Distributions reinvested	99,485	77,594
Cost of shares redeemed	(2,535,085)	(1,238,926)

Change in net assets resulting from Class R6 capital transactions	883,772	427,957

Total change in net assets resulting from capital transactions	$3,099,895	$2,821,967

SHARE TRANSACTIONS:
Class A
Issued	37,609	38,377
Reinvested	771	426
Redeemed	(23,295)	(11,555)

Change in Class A Shares	15,085	27,248

Class C
Issued	2,968	4,229
Reinvested	57	32
Redeemed	(2,435)	(786)

Change in Class C Shares	590	3,475

Class I
Issued	442,605	271,660
Reinvested	6,379	1,963
Redeemed	(238,749)	(60,796)

Change in Class I Shares	210,235	212,827

Class R6
Issued	338,427	161,552
Reinvested	10,203	8,008
Redeemed	(262,082)	(127,292)

Change in Class R6 Shares	86,548	42,268

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	407

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED FEBRUARY 28, 2022

JPMorgan Income Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net decrease in net assets resulting from operations	$(34,463)

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(11,252,192)
Proceeds from disposition of investment securities	6,958,323
Purchases of short-term investments — affiliates, net	224,534
Change in unrealized (appreciation)/depreciation on investments	522,612
Change in unrealized (appreciation)/depreciation on options purchased	(34,517)
Net realized (gain)/loss on investments in non-affiliates	27,116
Net realized (gain)/loss on investments in affiliates	8
Net realized (gain)/loss on options purchased	2,334
Net amortization (accretion) of income	286,770
Increase in interest receivable from non-affiliates	(30,534)
Decrease in dividends receivable from affiliates	8
Increase in dividends receivable from non-affiliates	(54)
Decrease in variation margin receivable	802
Increase in unrealized appreciation on forward foreign currency exchange contracts	(1,366)
Decrease in due from custodian	11,146
Decrease in outstanding swap contracts, at value, net	(11,572)
Increase in interest expense to non-affiliates on securities sold short	688
Decrease in unrealized depreciation on forward foreign currency exchange contracts	(3,566)
Increase in variation margin payable	21,545
Increase in investment advisory fees payable	946
Increase in administration fees payable	207
Decrease in distribution fees payable	(63)
Increase in service fees payable	91
Increase in custodian and accounting fees payable	7
Decrease in other accrued expenses payable	(954)
Increase in outstanding options written, at value	35,067

Net cash provided (used) by operating activities	(3,277,077)

Cash flows provided (used) by financing activities:
Due to custodian	33,281
Proceeds from shares issued	8,140,537
Payment for shares redeemed	(4,826,889)
Proceeds from interfund lending	64,882,766
Payments for interfund lending	(64,882,766)
Cash distributions paid to shareholders (net of reinvestments of $458,303)	(6,341)

Net cash provided (used) by financing activities	3,340,588

Cash:
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	63,511
Restricted and unrestricted cash and foreign currency at beginning of period	53,219

Restricted and unrestricted cash and foreign currency at end of period	$116,730

Supplemental disclosure of cash flow information:

For the year ended February 28, 2022 the Fund paid $679 in interest expense.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

408	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statement of Assets and Liabilities:

	February 28, 2021	February 28, 2022
Cash	$1,843	$—
Restricted cash for OTC derivatives	12,680	26,080
Deposits at broker:
Futures contracts	26,858	52,686
Centrally cleared swaps	11,838	37,964

	$53,219	$116,730

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	409

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Core Bond Fund
Class A
Year Ended February 28, 2022	$12.03	$0.21	$(0.48)	$(0.27)	$(0.21)	$(0.09)	$(0.30)
Year Ended February 28, 2021	12.27	0.25	(0.04)	0.21	(0.25)	(0.20)	(0.45)
Year Ended February 29, 2020	11.33	0.29	1.00	1.29	(0.29)	(0.06)	(0.35)
Year Ended February 28, 2019	11.33	0.29	0.01	0.30	(0.29)	(0.01)	(0.30)
Year Ended February 28, 2018	11.55	0.28	(0.19)	0.09	(0.28)	(0.03)	(0.31)

Class C
Year Ended February 28, 2022	12.13	0.14	(0.49)	(0.35)	(0.14)	(0.09)	(0.23)
Year Ended February 28, 2021	12.35	0.18	(0.02)	0.16	(0.18)	(0.20)	(0.38)
Year Ended February 29, 2020	11.40	0.23	1.00	1.23	(0.22)	(0.06)	(0.28)
Year Ended February 28, 2019	11.41	0.22	— (d)	0.22	(0.22)	(0.01)	(0.23)
Year Ended February 28, 2018	11.63	0.21	(0.19)	0.02	(0.21)	(0.03)	(0.24)

Class I
Year Ended February 28, 2022	12.03	0.24	(0.49)	(0.25)	(0.24)	(0.09)	(0.33)
Year Ended February 28, 2021	12.26	0.28	(0.03)	0.25	(0.28)	(0.20)	(0.48)
Year Ended February 29, 2020	11.32	0.32	1.00	1.32	(0.32)	(0.06)	(0.38)
Year Ended February 28, 2019	11.32	0.32	0.01	0.33	(0.32)	(0.01)	(0.33)
Year Ended February 28, 2018	11.55	0.31	(0.20)	0.11	(0.31)	(0.03)	(0.34)

Class R2
Year Ended February 28, 2022	12.02	0.17	(0.49)	(0.32)	(0.17)	(0.09)	(0.26)
Year Ended February 28, 2021	12.25	0.21	(0.03)	0.18	(0.21)	(0.20)	(0.41)
Year Ended February 29, 2020	11.31	0.25	1.00	1.25	(0.25)	(0.06)	(0.31)
Year Ended February 28, 2019	11.32	0.25	— (d)	0.25	(0.25)	(0.01)	(0.26)
Year Ended February 28, 2018	11.54	0.24	(0.19)	0.05	(0.24)	(0.03)	(0.27)

Class R3
Year Ended February 28, 2022	12.00	0.20	(0.49)	(0.29)	(0.20)	(0.09)	(0.29)
Year Ended February 28, 2021	12.23	0.24	(0.03)	0.21	(0.24)	(0.20)	(0.44)
Year Ended February 29, 2020	11.30	0.28	0.99	1.27	(0.28)	(0.06)	(0.34)
Year Ended February 28, 2019	11.30	0.28	0.01	0.29	(0.28)	(0.01)	(0.29)
Year Ended February 28, 2018	11.53	0.27	(0.20)	0.07	(0.27)	(0.03)	(0.30)

Class R4
Year Ended February 28, 2022	12.03	0.23	(0.49)	(0.26)	(0.25)	(0.09)	(0.34)
Year Ended February 28, 2021	12.24	0.26	(0.02)	0.24	(0.25)	(0.20)	(0.45)
Year Ended February 29, 2020	11.30	0.31	1.00	1.31	(0.31)	(0.06)	(0.37)
Year Ended February 28, 2019	11.31	0.31	— (d)	0.31	(0.31)	(0.01)	(0.32)
Year Ended February 28, 2018	11.54	0.31	(0.21)	0.10	(0.30)	(0.03)	(0.33)

Class R5
Year Ended February 28, 2022	12.01	0.24	(0.48)	(0.24)	(0.25)	(0.09)	(0.34)
Year Ended February 28, 2021	12.24	0.29	(0.03)	0.26	(0.29)	(0.20)	(0.49)
Year Ended February 29, 2020	11.30	0.33	1.00	1.33	(0.33)	(0.06)	(0.39)
Year Ended February 28, 2019	11.31	0.32	— (d)	0.32	(0.32)	(0.01)	(0.33)
Year Ended February 28, 2018	11.53	0.32	(0.19)	0.13	(0.32)	(0.03)	(0.35)

Class R6
Year Ended February 28, 2022	12.04	0.26	(0.48)	(0.22)	(0.26)	(0.09)	(0.35)
Year Ended February 28, 2021	12.27	0.30	(0.03)	0.27	(0.30)	(0.20)	(0.50)
Year Ended February 29, 2020	11.33	0.34	1.00	1.34	(0.34)	(0.06)	(0.40)
Year Ended February 28, 2019	11.34	0.34	— (d)	0.34	(0.34)	(0.01)	(0.35)
Year Ended February 28, 2018	11.56	0.33	(0.19)	0.14	(0.33)	(0.03)	(0.36)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

410	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$11.46	(2.33)%	$2,117,080	0.74%	1.74%	0.84%	59%
12.03	1.71	2,392,155	0.74	2.03	0.84	74
12.27	11.55	2,252,691	0.75	2.49	0.86	29
11.33	2.71	1,877,469	0.75	2.58	0.90	23
11.33	0.73	2,146,164	0.75	2.42	0.92	26

11.55	(2.98)	226,530	1.33	1.15	1.34	59
12.13	1.24	345,556	1.33	1.45	1.34	74
12.35	10.88	463,544	1.35	1.90	1.36	29
11.40	1.98	524,049	1.35	1.98	1.40	23
11.41	0.10	638,131	1.36	1.81	1.41	26

11.45	(2.17)	11,845,794	0.49	1.99	0.59	59
12.03	2.05	12,061,904	0.49	2.28	0.59	74
12.26	11.83	9,781,487	0.50	2.74	0.60	29
11.32	2.97	7,302,212	0.50	2.84	0.65	23
11.32	0.89	7,208,052	0.50	2.67	0.66	26

11.44	(2.75)	68,174	1.09	1.39	1.10	59
12.02	1.44	80,889	1.09	1.69	1.10	74
12.25	11.18	88,227	1.10	2.14	1.11	29
11.31	2.27	88,087	1.10	2.23	1.16	23
11.32	0.41	102,320	1.06	2.11	1.20	26

11.42	(2.51)	22,547	0.84	1.64	0.84	59
12.00	1.70	22,605	0.83	1.92	0.85	74
12.23	11.38	15,807	0.85	2.38	0.86	29
11.30	2.63	10,001	0.85	2.50	0.90	23
11.30	0.57	3,443	0.85	2.32	0.94	26

11.43	(2.22)	646	0.58	1.90	0.59	59
12.03	1.96	427	0.57	2.13	0.59	74
12.24	11.72	1,403	0.60	2.66	0.61	29
11.30	2.78	5,521	0.60	2.74	0.65	23
11.31	0.81	5,637	0.59	2.71	0.72	26

11.43	(2.11)	271,006	0.43	2.05	0.44	59
12.01	2.11	279,096	0.43	2.35	0.44	74
12.24	11.91	315,213	0.44	2.79	0.45	29
11.30	2.94	251,174	0.45	2.88	0.50	23
11.31	1.03	390,635	0.45	2.72	0.51	26

11.47	(1.92)	21,077,587	0.33	2.15	0.34	59
12.04	2.21	19,536,155	0.33	2.44	0.34	74
12.27	11.99	21,046,962	0.34	2.90	0.35	29
11.33	3.03	19,492,809	0.35	2.99	0.40	23
11.34	1.13	18,010,360	0.35	2.83	0.40	26

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	411

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Core Plus Bond Fund
Class A
Year Ended February 28, 2022	$8.56	$0.18	$(0.35)	$(0.17)	$(0.19)	$(0.06)	$(0.25)
Year Ended February 28, 2021	8.71	0.21	(0.01)	0.20	(0.21)	(0.14)	(0.35)
Year Ended February 29, 2020	8.10	0.24	0.62	0.86	(0.25)	—	(0.25)
Year Ended February 28, 2019	8.09	0.23	0.01	0.24	(0.23)	—	(0.23)
Year Ended February 28, 2018	8.22	0.22	(0.14)	0.08	(0.21)	—	(0.21)

Class C
Year Ended February 28, 2022	8.62	0.13	(0.37)	(0.24)	(0.13)	(0.06)	(0.19)
Year Ended February 28, 2021	8.77	0.15	(0.01)	0.14	(0.15)	(0.14)	(0.29)
Year Ended February 29, 2020	8.15	0.19	0.62	0.81	(0.19)	—	(0.19)
Year Ended February 28, 2019	8.14	0.18	— (d)	0.18	(0.17)	—	(0.17)
Year Ended February 28, 2018	8.26	0.17	(0.13)	0.04	(0.16)	—	(0.16)

Class I
Year Ended February 28, 2022	8.56	0.21	(0.37)	(0.16)	(0.21)	(0.06)	(0.27)
Year Ended February 28, 2021	8.71	0.23	(0.01)	0.22	(0.23)	(0.14)	(0.37)
Year Ended February 29, 2020	8.10	0.27	0.61	0.88	(0.27)	—	(0.27)
Year Ended February 28, 2019	8.09	0.26	— (d)	0.26	(0.25)	—	(0.25)
Year Ended February 28, 2018	8.22	0.24	(0.13)	0.11	(0.24)	—	(0.24)

Class R2
Year Ended February 28, 2022	8.56	0.15	(0.35)	(0.20)	(0.16)	(0.06)	(0.22)
Year Ended February 28, 2021	8.71	0.17	(0.01)	0.16	(0.17)	(0.14)	(0.31)
Year Ended February 29, 2020	8.10	0.21	0.61	0.82	(0.21)	—	(0.21)
Year Ended February 28, 2019	8.09	0.20	0.01	0.21	(0.20)	—	(0.20)
Year Ended February 28, 2018	8.21	0.19	(0.13)	0.06	(0.18)	—	(0.18)

Class R3
Year Ended February 28, 2022	8.55	0.17	(0.35)	(0.18)	(0.18)	(0.06)	(0.24)
Year Ended February 28, 2021	8.70	0.19	— (d)	0.19	(0.20)	(0.14)	(0.34)
Year Ended February 29, 2020	8.09	0.23	0.62	0.85	(0.24)	—	(0.24)
Year Ended February 28, 2019	8.08	0.22	0.01	0.23	(0.22)	—	(0.22)
Year Ended February 28, 2018	8.21	0.20	(0.12)	0.08	(0.21)	—	(0.21)

Class R4
Year Ended February 28, 2022	8.55	0.19	(0.35)	(0.16)	(0.20)	(0.06)	(0.26)
Year Ended February 28, 2021	8.70	0.22	(0.01)	0.21	(0.22)	(0.14)	(0.36)
Year Ended February 29, 2020	8.09	0.25	0.62	0.87	(0.26)	—	(0.26)
Year Ended February 28, 2019	8.09	0.24	— (d)	0.24	(0.24)	—	(0.24)
Year Ended February 28, 2018	8.21	0.23	(0.13)	0.10	(0.22)	—	(0.22)

Class R5
Year Ended February 28, 2022	8.56	0.21	(0.36)	(0.15)	(0.21)	(0.06)	(0.27)
Year Ended February 28, 2021	8.71	0.23	(0.01)	0.22	(0.23)	(0.14)	(0.37)
Year Ended February 29, 2020	8.10	0.27	0.61	0.88	(0.27)	—	(0.27)
Year Ended February 28, 2019	8.09	0.26	— (d)	0.26	(0.25)	—	(0.25)
Year Ended February 28, 2018	8.22	0.24	(0.14)	0.10	(0.23)	—	(0.23)

Class R6
Year Ended February 28, 2022	8.57	0.22	(0.37)	(0.15)	(0.22)	(0.06)	(0.28)
Year Ended February 28, 2021	8.72	0.24	(0.01)	0.23	(0.24)	(0.14)	(0.38)
Year Ended February 29, 2020	8.10	0.27	0.63	0.90	(0.28)	—	(0.28)
Year Ended February 28, 2019	8.10	0.26	— (d)	0.26	(0.26)	—	(0.26)
Year Ended February 28, 2018	8.22	0.25	(0.13)	0.12	(0.24)	—	(0.24)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

412	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$8.14	(2.08)%	$1,888,867	0.74%	2.17%	0.89%	64%
8.56	2.29	1,774,114	0.74	2.39	0.89	69
8.71	10.74	1,818,636	0.74	2.89	0.90	36
8.10	3.00	1,258,207	0.74	2.88	0.91	51
8.09	0.98	1,016,261	0.74	2.65	0.92	42

8.19	(2.82)	112,092	1.38	1.53	1.39	64
8.62	1.62	156,679	1.38	1.75	1.39	69
8.77	10.08	197,747	1.39	2.25	1.40	36
8.15	2.31	174,310	1.39	2.22	1.41	51
8.14	0.43	208,888	1.39	2.00	1.41	42

8.13	(1.92)	3,991,530	0.45	2.46	0.63	64
8.56	2.60	3,743,946	0.45	2.66	0.63	69
8.71	11.06	2,912,783	0.45	3.18	0.65	36
8.10	3.30	1,765,753	0.45	3.19	0.66	51
8.09	1.27	1,179,405	0.45	2.94	0.67	42

8.14	(2.47)	43,237	1.14	1.77	1.15	64
8.56	1.90	45,130	1.13	2.00	1.14	69
8.71	10.29	49,308	1.14	2.47	1.20	36
8.10	2.59	20,410	1.14	2.48	1.19	51
8.09	0.69	22,556	1.14	2.25	1.21	42

8.13	(2.23)	6,393	0.88	2.02	0.89	64
8.55	2.15	10,247	0.88	2.23	0.89	69
8.70	10.59	9,629	0.90	2.73	0.91	36
8.09	2.85	4,976	0.89	2.70	0.91	51
8.08	0.91	7,688	0.89	2.48	0.93	42

8.13	(1.98)	3,092	0.63	2.27	0.64	64
8.55	2.41	5,470	0.63	2.48	0.64	69
8.70	10.86	4,057	0.64	3.00	0.65	36
8.09	2.99	3,461	0.64	3.05	0.66	51
8.09	1.21	773	0.64	2.76	0.87	42

8.14	(1.82)	16,725	0.47	2.43	0.48	64
8.56	2.56	17,667	0.47	2.65	0.49	69
8.71	11.02	19,644	0.49	3.16	0.50	36
8.10	3.27	15,665	0.48	3.22	0.51	51
8.09	1.23	1,810	0.49	2.90	0.57	42

8.14	(1.84)	10,597,856	0.37	2.53	0.38	64
8.57	2.67	10,078,873	0.37	2.75	0.39	69
8.72	11.25	10,324,832	0.39	3.26	0.39	36
8.10	3.23	10,447,374	0.39	3.24	0.41	51
8.10	1.46	9,043,535	0.39	2.99	0.41	42

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	413

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Floating Rate Income Fund
Class A
Year Ended February 28, 2022	$8.93	$0.26	$(0.06)	$0.20	$(0.28)
Year Ended February 28, 2021	8.93	0.32	(0.01)	0.31	(0.31)
Year Ended February 29, 2020	9.23	0.46	(0.32)	0.14	(0.44)
September 1, 2018 through February 28, 2019 (f)	9.37	0.21	(0.13)	0.08	(0.22)
Year Ended August 31, 2018	9.41	0.36	(0.05)	0.31	(0.35)
Year Ended August 31, 2017	9.36	0.35	0.05	0.40	(0.35)

Class C
Year Ended February 28, 2022	8.90	0.22	(0.07)	0.15	(0.23)
Year Ended February 28, 2021	8.90	0.28	(0.01)	0.27	(0.27)
Year Ended February 29, 2020	9.20	0.40	(0.31)	0.09	(0.39)
September 1, 2018 through February 28, 2019 (f)	9.34	0.19	(0.13)	0.06	(0.20)
Year Ended August 31, 2018	9.38	0.31	(0.05)	0.26	(0.30)
Year Ended August 31, 2017	9.34	0.31	0.04	0.35	(0.31)

Class I
Year Ended February 28, 2022	8.93	0.28	(0.06)	0.22	(0.30)
Year Ended February 28, 2021	8.93	0.34	(0.01)	0.33	(0.33)
Year Ended February 29, 2020	9.23	0.47	(0.31)	0.16	(0.46)
September 1, 2018 through February 28, 2019 (f)	9.37	0.22	(0.13)	0.09	(0.23)
Year Ended August 31, 2018	9.41	0.39	(0.05)	0.34	(0.38)
Year Ended August 31, 2017	9.37	0.37	0.05	0.42	(0.38)

Class R6
Year Ended February 28, 2022	8.93	0.29	(0.07)	0.22	(0.30)
Year Ended February 28, 2021	8.93	0.35	(0.01)	0.34	(0.34)
Year Ended February 29, 2020	9.24	0.48	(0.32)	0.16	(0.47)
September 1, 2018 through February 28, 2019 (f)	9.37	0.23	(0.12)	0.11	(0.24)
Year Ended August 31, 2018	9.41	0.40	(0.06)	0.34	(0.38)
Year Ended August 31, 2017	9.37	0.39	0.04	0.43	(0.39)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	The Fund changed its fiscal year end from August 31st to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

414	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$8.85	2.21%	$45,553	1.00%	2.87%	1.20%	40%
8.93	3.77	23,591	0.99	3.69	1.18	36
8.93	1.49	31,754	0.99	5.05	1.20	46
9.23	0.87	120,066	0.99	4.58	1.17	12
9.37	3.38	170,374	0.98	3.88	1.16	38
9.41	4.36	88,390	0.98	3.76	1.18	51

8.82	1.71	8,985	1.50	2.42	1.70	40
8.90	3.25	8,970	1.49	3.27	1.69	36
8.90	1.00	15,886	1.49	4.36	1.68	46
9.20	0.63	23,816	1.49	4.09	1.67	12
9.34	2.87	22,641	1.48	3.35	1.67	38
9.38	3.74	26,114	1.48	3.25	1.69	51

8.85	2.46	300,314	0.75	3.17	0.94	40
8.93	4.03	262,775	0.74	3.97	0.92	36
8.93	1.76	388,979	0.74	5.19	0.91	46
9.23	1.00	1,017,750	0.74	4.82	0.90	12
9.37	3.63	1,460,764	0.73	4.11	0.91	38
9.41	4.51	1,329,888	0.73	3.96	0.91	51

8.85	2.53	344,473	0.68	3.21	0.69	40
8.93	4.11	300,278	0.66	4.12	0.67	36
8.93	1.76	569,567	0.64	5.21	0.66	46
9.24	1.16	1,060,089	0.64	4.93	0.65	12
9.37	3.73	1,420,279	0.63	4.21	0.66	38
9.41	4.61	971,417	0.63	4.10	0.66	51

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	415

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Government Bond Fund
Class A
Year Ended February 28, 2022	$11.05	$0.13	$(0.45)	$(0.32)	$(0.14)	$—	$(0.14)
Year Ended February 28, 2021	11.16	0.14	(0.09)	0.05	(0.14)	(0.02)	(0.16)
Year Ended February 29, 2020	10.32	0.23	0.84	1.07	(0.23)	—	(0.23)
Year Ended February 28, 2019	10.27	0.23	0.04	0.27	(0.22)	—	(0.22)
Year Ended February 28, 2018	10.54	0.22	(0.26)	(0.04)	(0.22)	(0.01)	(0.23)

Class C
Year Ended February 28, 2022	11.01	0.07	(0.45)	(0.38)	(0.07)	—	(0.07)
Year Ended February 28, 2021	11.12	0.08	(0.09)	(0.01)	(0.08)	(0.02)	(0.10)
Year Ended February 29, 2020	10.29	0.16	0.83	0.99	(0.16)	—	(0.16)
Year Ended February 28, 2019	10.24	0.17	0.04	0.21	(0.16)	—	(0.16)
Year Ended February 28, 2018	10.50	0.15	(0.25)	(0.10)	(0.15)	(0.01)	(0.16)

Class I
Year Ended February 28, 2022	11.04	0.16	(0.44)	(0.28)	(0.17)	—	(0.17)
Year Ended February 28, 2021	11.15	0.17	(0.09)	0.08	(0.17)	(0.02)	(0.19)
Year Ended February 29, 2020	10.32	0.25	0.83	1.08	(0.25)	—	(0.25)
Year Ended February 28, 2019	10.26	0.25	0.06	0.31	(0.25)	—	(0.25)
Year Ended February 28, 2018	10.53	0.25	(0.26)	(0.01)	(0.25)	(0.01)	(0.26)

Class R2
Year Ended February 28, 2022	11.04	0.10	(0.46)	(0.36)	(0.10)	—	(0.10)
Year Ended February 28, 2021	11.15	0.11	(0.10)	0.01	(0.10)	(0.02)	(0.12)
Year Ended February 29, 2020	10.31	0.19	0.84	1.03	(0.19)	—	(0.19)
Year Ended February 28, 2019	10.26	0.19	0.05	0.24	(0.19)	—	(0.19)
Year Ended February 28, 2018	10.53	0.19	(0.26)	(0.07)	(0.19)	(0.01)	(0.20)

Class R3
Year Ended February 28, 2022	11.04	0.12	(0.44)	(0.32)	(0.13)	—	(0.13)
Year Ended February 28, 2021	11.15	0.13	(0.09)	0.04	(0.13)	(0.02)	(0.15)
Year Ended February 29, 2020	10.32	0.21	0.84	1.05	(0.22)	—	(0.22)
Year Ended February 28, 2019	10.27	0.22	0.05	0.27	(0.22)	—	(0.22)
Year Ended February 28, 2018	10.53	0.21	(0.25)	(0.04)	(0.21)	(0.01)	(0.22)

Class R4
Year Ended February 28, 2022	11.03	0.15	(0.45)	(0.30)	(0.15)	—	(0.15)
Year Ended February 28, 2021	11.15	0.16	(0.10)	0.06	(0.16)	(0.02)	(0.18)
Year Ended February 29, 2020	10.31	0.24	0.84	1.08	(0.24)	—	(0.24)
Year Ended February 28, 2019	10.26	0.24	0.05	0.29	(0.24)	—	(0.24)
Year Ended February 28, 2018	10.53	0.24	(0.26)	(0.02)	(0.24)	(0.01)	(0.25)

Class R6
Year Ended February 28, 2022	11.04	0.18	(0.46)	(0.28)	(0.18)	—	(0.18)
Year Ended February 28, 2021	11.15	0.19	(0.09)	0.10	(0.19)	(0.02)	(0.21)
Year Ended February 29, 2020	10.31	0.27	0.84	1.11	(0.27)	—	(0.27)
Year Ended February 28, 2019	10.26	0.27	0.05	0.32	(0.27)	—	(0.27)
Year Ended February 28, 2018	10.53	0.26	(0.26)	— (d)	(0.26)	(0.01)	(0.27)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

416	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$10.59	(2.95)%	$417,020	0.75%	1.23%	0.89%	7%
11.05	0.41	493,321	0.74	1.28	0.89	55
11.16	10.43	441,395	0.74	2.11	0.91	12
10.32	2.71	378,477	0.74	2.22	0.93	10
10.27	(0.43)	432,065	0.74	2.08	0.94	15

10.56	(3.47)	29,041	1.36	0.62	1.39	7
11.01	(0.18)	49,005	1.34	0.67	1.39	55
11.12	9.69	40,117	1.36	1.49	1.41	12
10.29	2.09	33,288	1.35	1.62	1.42	10
10.24	(0.96)	42,602	1.36	1.46	1.43	15

10.59	(2.60)	1,315,495	0.48	1.50	0.64	7
11.04	0.68	1,718,670	0.47	1.54	0.63	55
11.15	10.63	1,277,275	0.47	2.37	0.65	12
10.32	3.09	892,985	0.47	2.49	0.67	10
10.26	(0.16)	581,435	0.47	2.35	0.69	15

10.58	(3.30)	21,297	1.10	0.88	1.16	7
11.04	0.06	29,763	1.08	0.93	1.15	55
11.15	10.05	34,898	1.09	1.77	1.18	12
10.31	2.36	41,890	1.09	1.87	1.19	10
10.26	(0.74)	50,768	1.06	1.76	1.23	15

10.59	(2.96)	29,617	0.85	1.13	0.89	7
11.04	0.32	33,440	0.84	1.18	0.88	55
11.15	10.23	23,849	0.84	1.99	0.90	12
10.32	2.62	14,896	0.84	2.11	0.92	10
10.27	(0.40)	3,696	0.84	1.99	0.95	15

10.58	(2.72)	18,713	0.60	1.38	0.64	7
11.03	0.48	28,607	0.59	1.41	0.63	55
11.15	10.61	7,982	0.59	2.24	0.65	12
10.31	2.88	4,367	0.59	2.37	0.67	10
10.26	(0.27)	757	0.59	2.25	1.01	15

10.58	(2.56)	671,110	0.35	1.63	0.39	7
11.04	0.81	797,220	0.34	1.67	0.38	55
11.15	10.89	568,339	0.34	2.49	0.40	12
10.31	3.12	347,741	0.34	2.62	0.42	10
10.26	(0.03)	203,083	0.34	2.49	0.42	15

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	417

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan High Yield Fund
Class A
Year Ended February 28, 2022	$7.12	$0.31	$(0.15)	$0.16	$(0.33)
Year Ended February 28, 2021	7.07	0.30	0.06	0.36	(0.31)
Year Ended February 29, 2020	7.13	0.38	(0.05)	0.33	(0.39)
Year Ended February 28, 2019	7.28	0.39	(0.14)	0.25	(0.40)
Year Ended February 28, 2018	7.44	0.39	(0.15)	0.24	(0.40)

Class C
Year Ended February 28, 2022	7.14	0.28	(0.16)	0.12	(0.29)
Year Ended February 28, 2021	7.09	0.27	0.06	0.33	(0.28)
Year Ended February 29, 2020	7.14	0.35	(0.05)	0.30	(0.35)
Year Ended February 28, 2019	7.30	0.36	(0.16)	0.20	(0.36)
Year Ended February 28, 2018	7.45	0.35	(0.14)	0.21	(0.36)

Class I
Year Ended February 28, 2022	7.17	0.33	(0.16)	0.17	(0.35)
Year Ended February 28, 2021	7.12	0.32	0.06	0.38	(0.33)
Year Ended February 29, 2020	7.17	0.40	(0.04)	0.36	(0.41)
Year Ended February 28, 2019	7.32	0.41	(0.14)	0.27	(0.42)
Year Ended February 28, 2018	7.48	0.41	(0.15)	0.26	(0.42)

Class R2
Year Ended February 28, 2022	7.11	0.29	(0.16)	0.13	(0.30)
Year Ended February 28, 2021	7.06	0.28	0.06	0.34	(0.29)
Year Ended February 29, 2020	7.12	0.36	(0.06)	0.30	(0.36)
Year Ended February 28, 2019	7.27	0.37	(0.14)	0.23	(0.38)
Year Ended February 28, 2018	7.43	0.37	(0.15)	0.22	(0.38)

Class R3
Year Ended February 28, 2022	7.17	0.31	(0.16)	0.15	(0.32)
Year Ended February 28, 2021	7.12	0.29	0.07	0.36	(0.31)
Year Ended February 29, 2020	7.17	0.38	(0.05)	0.33	(0.38)
Year Ended February 28, 2019	7.32	0.39	(0.15)	0.24	(0.39)
August 21, 2017 (f) through February 28, 2018	7.45	0.20	(0.10)	0.10	(0.23)

Class R4
Year Ended February 28, 2022	7.17	0.32	(0.16)	0.16	(0.34)
Year Ended February 28, 2021	7.12	0.31	0.06	0.37	(0.32)
Year Ended February 29, 2020	7.17	0.39	(0.04)	0.35	(0.40)
Year Ended February 28, 2019	7.32	0.41	(0.15)	0.26	(0.41)
August 21, 2017 (f) through February 28, 2018	7.45	0.21	(0.10)	0.11	(0.24)

Class R5
Year Ended February 28, 2022	7.19	0.34	(0.16)	0.18	(0.35)
Year Ended February 28, 2021	7.13	0.33	0.06	0.39	(0.33)
Year Ended February 29, 2020	7.18	0.41	(0.05)	0.36	(0.41)
Year Ended February 28, 2019	7.33	0.42	(0.15)	0.27	(0.42)
Year Ended February 28, 2018	7.49	0.42	(0.16)	0.26	(0.42)

Class R6
Year Ended February 28, 2022	7.17	0.34	(0.15)	0.19	(0.36)
Year Ended February 28, 2021	7.12	0.33	0.06	0.39	(0.34)
Year Ended February 29, 2020	7.17	0.41	(0.04)	0.37	(0.42)
Year Ended February 28, 2019	7.32	0.43	(0.15)	0.28	(0.43)
Year Ended February 28, 2018	7.48	0.42	(0.15)	0.27	(0.43)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

418	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$6.95	2.19%	$446,823	0.97%	4.31%	1.10%	27%
7.12	5.51	400,076	0.98	4.46	1.11	52
7.07	4.70	496,262	0.99	5.31	1.16	60
7.13	3.62	550,227	0.99	5.52	1.22	47
7.28	3.30	632,060	0.99	5.27	1.23	47

6.97	1.66	42,181	1.47	3.81	1.60	27
7.14	4.95	53,033	1.48	4.01	1.60	52
7.09	4.30	94,217	1.49	4.81	1.65	60
7.14	2.95	129,121	1.49	5.01	1.72	47
7.30	2.92	158,458	1.49	4.77	1.72	47

6.99	2.27	1,282,388	0.72	4.54	0.85	27
7.17	5.74	2,092,183	0.73	4.59	0.84	52
7.12	5.07	1,401,211	0.74	5.57	0.92	60
7.17	3.86	3,482,173	0.74	5.77	1.00	47
7.32	3.54	3,322,653	0.74	5.52	0.99	47

6.94	1.83	4,616	1.32	3.97	1.44	27
7.11	5.15	5,390	1.33	4.11	1.45	52
7.06	4.33	5,636	1.34	4.95	1.50	60
7.12	3.27	6,679	1.34	5.16	1.58	47
7.27	2.97	7,794	1.33	4.94	1.59	47

7.00	2.04	262	1.07	4.27	1.10	27
7.17	5.38	635	1.07	4.31	1.12	52
7.12	4.71	383	1.09	5.19	1.15	60
7.17	3.51	316	1.09	5.50	1.30	47
7.32	1.34	20	1.09	5.20	1.25	47

6.99	2.17	28	0.82	4.43	0.87	27
7.17	5.64	37	0.82	4.61	2.00	52
7.12	4.97	35	0.84	5.47	1.11	60
7.17	3.77	53	0.84	5.70	1.37	47
7.32	1.49	27	0.84	5.47	1.01	47

7.02	2.47	11,904	0.67	4.62	0.70	27
7.19	5.92	12,338	0.68	4.87	0.71	52
7.13	5.11	28,706	0.69	5.61	0.75	60
7.18	3.91	55,422	0.69	5.80	0.82	47
7.33	3.59	72,349	0.69	5.58	0.82	47

7.00	2.58	3,679,082	0.57	4.73	0.60	27
7.17	5.90	5,223,891	0.57	4.76	0.59	52
7.12	5.23	4,787,122	0.59	5.70	0.64	60
7.17	4.02	4,335,468	0.59	5.92	0.71	47
7.32	3.70	4,829,597	0.59	5.68	0.71	47

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	419

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan Income Fund
Class A
Year Ended February 28, 2022	$9.52	$0.33	$(0.33)	$—	(e)	$(0.35)	$—		$(0.35)
Year Ended February 28, 2021	9.69	0.40	(0.14)	0.26		(0.42)	(0.01)		(0.43)
Year Ended February 29, 2020	9.32	0.45	0.38	0.83		(0.46)	—	(e)	(0.46)
Year Ended February 28, 2019	9.36	0.47	(0.04)	0.43		(0.47)	—		(0.47)
Year Ended February 28, 2018	9.54	0.50	(0.19)	0.31		(0.49)	—		(0.49)

Class C
Year Ended February 28, 2022	9.52	0.28	(0.34)	(0.06)		(0.29)	—		(0.29)
Year Ended February 28, 2021	9.69	0.34	(0.13)	0.21		(0.37)	(0.01)		(0.38)
Year Ended February 29, 2020	9.32	0.40	0.38	0.78		(0.41)	—	(e)	(0.41)
Year Ended February 28, 2019	9.36	0.42	(0.04)	0.38		(0.42)	—		(0.42)
Year Ended February 28, 2018	9.54	0.44	(0.19)	0.25		(0.43)	—		(0.43)

Class I
Year Ended February 28, 2022	9.51	0.36	(0.34)	0.02		(0.37)	—		(0.37)
Year Ended February 28, 2021	9.68	0.41	(0.13)	0.28		(0.44)	(0.01)		(0.45)
Year Ended February 29, 2020	9.31	0.48	0.37	0.85		(0.48)	—	(e)	(0.48)
Year Ended February 28, 2019	9.35	0.50	(0.05)	0.45		(0.49)	—		(0.49)
Year Ended February 28, 2018	9.53	0.53	(0.20)	0.33		(0.51)	—		(0.51)

Class R6
Year Ended February 28, 2022	9.51	0.36	(0.34)	0.02		(0.37)	—		(0.37)
Year Ended February 28, 2021	9.68	0.41	(0.13)	0.28		(0.44)	(0.01)		(0.45)
Year Ended February 29, 2020	9.31	0.47	0.39	0.86		(0.49)	—	(e)	(0.49)
Year Ended February 28, 2019	9.35	0.50	(0.05)	0.45		(0.49)	—		(0.49)
Year Ended February 28, 2018	9.53	0.52	(0.19)	0.33		(0.51)	—		(0.51)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

Commencing on February 28, 2019, the Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to February 28, 2019, for the year ended February 29, 2020, for the year ended February 28, 2021 and for the year ended February 28, 2022, the Fund did not transact in securities sold short.

(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

420	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (excluding securities sold short) (d)	Portfolio turnover rate (including securities sold short) (d)

$9.17	(0.10)%	$606,729	0.65%	3.52%	0.89%	54%	—%
9.52	2.99	652,967	0.65	4.34	0.91	69	—
9.69	9.10	838,317	0.65	4.72	0.97	77	—
9.32	4.74	280,513	0.64	5.15	1.08	54	62
9.36	3.25	80,060	0.65	5.22	1.24	40	—

9.17	(0.64)	865,194	1.20	2.98	1.39	54	—
9.52	2.41	989,123	1.19	3.73	1.41	69	—
9.69	8.52	939,761	1.21	4.16	1.46	77	—
9.32	4.16	74,767	1.19	4.60	1.58	54	62
9.36	2.69	18,564	1.20	4.65	1.76	40	—

9.16	0.14	7,076,663	0.40	3.77	0.64	54	—
9.51	3.26	5,261,057	0.40	4.50	0.66	69	—
9.68	9.39	3,652,760	0.40	4.95	0.71	77	—
9.31	5.03	113,854	0.39	5.45	0.83	54	62
9.35	3.52	19,319	0.39	5.60	1.04	40	—

9.16	0.14	3,546,736	0.39	3.79	0.39	54	—
9.51	3.27	2,208,975	0.40	4.42	0.41	69	—
9.68	9.40	643,056	0.40	4.96	0.46	77	—
9.31	5.04	82,376	0.39	5.37	0.59	54	62
9.35	3.53	71,862	0.39	5.51	0.69	40	—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	421

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Inflation Managed Bond Fund
Class A
Year Ended February 28, 2022	$10.73	$0.22	$0.18	$0.40	$(0.23)
Year Ended February 28, 2021	10.44	0.16	0.29	0.45	(0.16)
Year Ended February 29, 2020	10.04	0.24	0.39	0.63	(0.23)
Year Ended February 28, 2019	10.15	0.22	(0.11)	0.11	(0.22)
Year Ended February 28, 2018	10.34	0.20	(0.19)	0.01	(0.20)

Class C
Year Ended February 28, 2022	10.67	0.17	0.17	0.34	(0.17)
Year Ended February 28, 2021	10.39	0.10	0.28	0.38	(0.10)
Year Ended February 29, 2020	9.98	0.18	0.40	0.58	(0.17)
Year Ended February 28, 2019	10.09	0.15	(0.10)	0.05	(0.16)
Year Ended February 28, 2018	10.29	0.13	(0.19)	(0.06)	(0.14)

Class I
Year Ended February 28, 2022	10.72	0.25	0.18	0.43	(0.25)
Year Ended February 28, 2021	10.44	0.18	0.28	0.46	(0.18)
Year Ended February 29, 2020	10.04	0.26	0.39	0.65	(0.25)
Year Ended February 28, 2019	10.15	0.24	(0.11)	0.13	(0.24)
Year Ended February 28, 2018	10.34	0.22	(0.19)	0.03	(0.22)

Class R5
Year Ended February 28, 2022	10.77	0.26	0.18	0.44	(0.26)
Year Ended February 28, 2021	10.48	0.19	0.29	0.48	(0.19)
Year Ended February 29, 2020	10.08	0.26	0.40	0.66	(0.26)
Year Ended February 28, 2019	10.19	0.23	(0.10)	0.13	(0.24)
Year Ended February 28, 2018	10.39	0.21	(0.19)	0.02	(0.22)

Class R6
Year Ended February 28, 2022	10.74	0.27	0.18	0.45	(0.27)
Year Ended February 28, 2021	10.46	0.20	0.28	0.48	(0.20)
Year Ended February 29, 2020	10.05	0.27	0.41	0.68	(0.27)
Year Ended February 28, 2019	10.16	0.25	(0.11)	0.14	(0.25)
Year Ended February 28, 2018	10.36	0.22	(0.19)	0.03	(0.23)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Voluntary waivers amounted to 0.04% and 0.12% for Class A and Class C, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

422	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$10.90	3.77%	$46,893	0.71	%(d)	2.05%	0.89%	159%
10.73	4.39	23,005	0.74		1.53	0.89	89
10.44	6.39	25,555	0.75		2.30	0.95	146
10.04	1.13	25,681	0.75		2.16	0.98	74
10.15	0.12	22,800	0.74		1.91	0.97	68

10.84	3.23	5,061	1.24	(d)	1.53	1.40	159
10.67	3.71	2,795	1.36		0.93	1.45	89
10.39	5.83	3,871	1.39		1.74	1.47	146
9.98	0.48	6,004	1.40		1.51	1.50	74
10.09	(0.63)	5,644	1.38		1.24	1.50	68

10.90	4.03	202,370	0.54		2.28	0.64	159
10.72	4.50	188,781	0.54		1.74	0.63	89
10.44	6.57	175,319	0.58		2.52	0.70	146
10.04	1.28	199,425	0.60		2.34	0.72	74
10.15	0.26	206,975	0.58		2.12	0.72	68

10.95	4.12	15,289	0.44		2.36	0.49	159
10.77	4.68	13,537	0.44		1.83	0.49	89
10.48	6.62	14,442	0.51		2.57	0.55	146
10.08	1.33	13,938	0.55		2.33	0.57	74
10.19	0.23	5,945	0.53		2.00	0.57	68

10.92	4.23	897,545	0.34		2.49	0.39	159
10.74	4.70	1,172,321	0.34		1.93	0.38	89
10.46	6.84	1,169,195	0.42		2.62	0.44	146
10.05	1.41	859,081	0.47		2.46	0.47	74
10.16	0.31	1,199,612	0.45		2.14	0.47	68

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	423

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Limited Duration Bond Fund
Class A
Year Ended February 28, 2022	$10.18	$0.07	$(0.21)	$(0.14)	$(0.07)
Year Ended February 28, 2021	10.17	0.11	0.01	0.12	(0.11)
Year Ended February 29, 2020	10.00	0.22	0.17	0.39	(0.22)
Year Ended February 28, 2019	9.98	0.21	0.02	0.23	(0.21)
Year Ended February 28, 2018	9.99	0.14	(0.01)	0.13	(0.14)

Class C
Year Ended February 28, 2022	10.07	0.02	(0.21)	(0.19)	(0.02)
Year Ended February 28, 2021	10.06	0.06	0.02	0.08	(0.07)
Year Ended February 29, 2020	9.89	0.17	0.17	0.34	(0.17)
Year Ended February 28, 2019	9.87	0.16	0.02	0.18	(0.16)
Year Ended February 28, 2018	9.88	0.08	(0.01)	0.07	(0.08)

Class I
Year Ended February 28, 2022	10.18	0.09	(0.21)	(0.12)	(0.09)
Year Ended February 28, 2021	10.17	0.14	0.01	0.15	(0.14)
Year Ended February 29, 2020	10.00	0.24	0.18	0.42	(0.25)
Year Ended February 28, 2019	9.98	0.24	0.02	0.26	(0.24)
Year Ended February 28, 2018	9.99	0.16	(0.01)	0.15	(0.16)

Class R6
Year Ended February 28, 2022	10.20	0.11	(0.21)	(0.10)	(0.11)
Year Ended February 28, 2021	10.19	0.16	0.01	0.17	(0.16)
Year Ended February 29, 2020	10.01	0.27	0.18	0.45	(0.27)
Year Ended February 28, 2019	9.99	0.26	0.02	0.28	(0.26)
Year Ended February 28, 2018	10.00	0.18	(0.01)	0.17	(0.18)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

424	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$9.97	(1.40)%	$193,738	0.69%	0.66%	0.81%	24%
10.18	1.25	221,393	0.68	1.10	0.81	35
10.17	3.96	189,571	0.69	2.18	0.85	27
10.00	2.34	152,859	0.68	2.14	0.88	28
9.98	1.27	121,268	0.68	1.37	0.89	22

9.86	(1.91)	14,683	1.19	0.16	1.31	24
10.07	0.76	21,327	1.18	0.62	1.31	35
10.06	3.49	21,366	1.19	1.68	1.36	27
9.89	1.86	20,632	1.18	1.64	1.38	28
9.87	0.76	17,540	1.18	0.83	1.39	22

9.97	(1.15)	241,187	0.44	0.91	0.55	24
10.18	1.50	387,185	0.43	1.36	0.55	35
10.17	4.22	342,871	0.44	2.43	0.60	27
10.00	2.59	281,354	0.43	2.40	0.62	28
9.98	1.53	214,976	0.43	1.62	0.62	22

9.99	(0.95)	821,094	0.24	1.10	0.30	24
10.20	1.70	859,503	0.23	1.55	0.30	35
10.19	4.53	743,297	0.24	2.63	0.35	27
10.01	2.79	652,843	0.23	2.58	0.37	28
9.99	1.73	658,067	0.23	1.82	0.37	22

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	425

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mortgage-Backed Securities Fund
Class A
Year Ended February 28, 2022	$11.82	$0.14	$(0.38)	$(0.24)	$(0.14)	$(0.01)	$(0.15)
Year Ended February 28, 2021	11.87	0.25	0.04	0.29	(0.24)	(0.10)	(0.34)
Year Ended February 29, 2020	11.31	0.33	0.59	0.92	(0.32)	(0.04)	(0.36)
Year Ended February 28, 2019	11.25	0.33	0.06	0.39	(0.33)	—	(0.33)
Year Ended February 28, 2018	11.45	0.34	(0.21)	0.13	(0.33)	—	(0.33)

Class C
Year Ended February 28, 2022	11.46	0.08	(0.38)	(0.30)	(0.08)	(0.01)	(0.09)
Year Ended February 28, 2021	11.52	0.18	0.04	0.22	(0.18)	(0.10)	(0.28)
Year Ended February 29, 2020	10.99	0.27	0.57	0.84	(0.27)	(0.04)	(0.31)
Year Ended February 28, 2019	10.95	0.27	0.04	0.31	(0.27)	—	(0.27)
Year Ended February 28, 2018	11.15	0.27	(0.20)	0.07	(0.27)	—	(0.27)

Class I
Year Ended February 28, 2022	11.50	0.16	(0.38)	(0.22)	(0.17)	(0.01)	(0.18)
Year Ended February 28, 2021	11.55	0.27	0.05	0.32	(0.27)	(0.10)	(0.37)
Year Ended February 29, 2020	11.02	0.35	0.57	0.92	(0.35)	(0.04)	(0.39)
Year Ended February 28, 2019	10.97	0.35	0.05	0.40	(0.35)	—	(0.35)
Year Ended February 28, 2018	11.18	0.36	(0.21)	0.15	(0.36)	—	(0.36)

Class R6
Year Ended February 28, 2022	11.49	0.18	(0.38)	(0.20)	(0.18)	(0.01)	(0.19)
Year Ended February 28, 2021	11.55	0.28	0.05	0.33	(0.29)	(0.10)	(0.39)
Year Ended February 29, 2020	11.01	0.37	0.58	0.95	(0.37)	(0.04)	(0.41)
Year Ended February 28, 2019	10.97	0.37	0.04	0.41	(0.37)	—	(0.37)
Year Ended February 28, 2018	11.17	0.37	(0.19)	0.18	(0.38)	—	(0.38)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

426	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$11.43	(2.13)%	$171,700	0.64%	1.18%	0.85%	132%
11.82	2.48	194,516	0.63	2.08	0.85	93
11.87	8.25	149,102	0.64	2.88	0.90	23
11.31	3.50	105,957	0.65	2.98	0.98	22
11.25	1.12	109,033	0.65	2.95	0.98	14

11.07	(2.68)	16,914	1.14	0.67	1.35	132
11.46	1.98	22,617	1.13	1.56	1.35	93
11.52	7.69	12,887	1.14	2.38	1.41	23
10.99	2.91	10,062	1.15	2.47	1.48	22
10.95	0.65	11,849	1.15	2.44	1.48	14

11.10	(2.02)	1,999,614	0.39	1.42	0.60	132
11.50	2.81	2,290,016	0.38	2.31	0.60	93
11.55	8.47	1,451,956	0.39	3.13	0.64	23
11.02	3.77	960,112	0.39	3.23	0.71	22
10.97	1.33	888,646	0.40	3.19	0.72	14

11.10	(1.78)	2,462,650	0.24	1.57	0.35	132
11.49	2.88	2,599,085	0.23	2.45	0.35	93
11.55	8.73	1,397,964	0.24	3.28	0.39	23
11.01	3.83	1,116,941	0.24	3.37	0.46	22
10.97	1.57	955,347	0.25	3.34	0.47	14

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	427

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Short Duration Bond Fund
Class A
Year Ended February 28, 2022	$11.15	$0.07	$(0.26)	$(0.19)	$(0.08)	$(0.02)	$(0.10)
Year Ended February 28, 2021	11.00	0.15	0.18	0.33	(0.16)	(0.02)	(0.18)
Year Ended February 29, 2020	10.72	0.23	0.28	0.51	(0.23)	—	(0.23)
Year Ended February 28, 2019	10.68	0.17	0.04	0.21	(0.17)	—	(0.17)
Year Ended February 28, 2018	10.81	0.11	(0.13)	(0.02)	(0.11)	—	(0.11)

Class C
Year Ended February 28, 2022	11.23	0.01	(0.26)	(0.25)	(0.02)	(0.02)	(0.04)
Year Ended February 28, 2021	11.08	0.10	0.18	0.28	(0.11)	(0.02)	(0.13)
Year Ended February 29, 2020	10.80	0.18	0.28	0.46	(0.18)	—	(0.18)
Year Ended February 28, 2019	10.75	0.12	0.05	0.17	(0.12)	—	(0.12)
Year Ended February 28, 2018	10.88	0.05	(0.13)	(0.08)	(0.05)	—	(0.05)

Class I
Year Ended February 28, 2022	11.16	0.10	(0.26)	(0.16)	(0.11)	(0.02)	(0.13)
Year Ended February 28, 2021	11.01	0.17	0.19	0.36	(0.19)	(0.02)	(0.21)
Year Ended February 29, 2020	10.74	0.26	0.27	0.53	(0.26)	—	(0.26)
Year Ended February 28, 2019	10.70	0.20	0.04	0.24	(0.20)	—	(0.20)
Year Ended February 28, 2018	10.83	0.14	(0.13)	0.01	(0.14)	—	(0.14)

Class R6
Year Ended February 28, 2022	11.16	0.10	(0.26)	(0.16)	(0.11)	(0.02)	(0.13)
Year Ended February 28, 2021	11.01	0.18	0.19	0.37	(0.20)	(0.02)	(0.22)
Year Ended February 29, 2020	10.74	0.27	0.27	0.54	(0.27)	—	(0.27)
Year Ended February 28, 2019	10.69	0.22	0.05	0.27	(0.22)	—	(0.22)
Year Ended February 28, 2018	10.83	0.16	(0.13)	0.03	(0.17)	—	(0.17)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

428	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$10.86	(1.72)%	$677,013	0.59%	0.62%	0.81%	83%
11.15	3.05	599,105	0.58	1.34	0.82	63
11.00	4.84	305,826	0.66	2.13	0.84	88
10.72	1.99	296,927	0.80	1.60	0.86	80
10.68	(0.16)	386,702	0.80	1.02	0.86	44

10.94	(2.21)	26,327	1.09	0.13	1.32	83
11.23	2.52	34,138	1.08	0.87	1.33	63
11.08	4.26	23,359	1.17	1.64	1.35	88
10.80	1.56	29,415	1.30	1.09	1.36	80
10.75	(0.69)	34,926	1.30	0.50	1.36	44

10.87	(1.47)	2,928,638	0.34	0.86	0.56	83
11.16	3.30	2,472,206	0.33	1.53	0.57	63
11.01	4.99	673,511	0.41	2.38	0.59	88
10.74	2.24	738,371	0.55	1.83	0.60	80
10.70	0.08	1,010,587	0.55	1.26	0.60	44

10.87	(1.42)	7,115,180	0.28	0.92	0.31	83
11.16	3.36	5,354,423	0.27	1.63	0.32	63
11.01	5.12	2,126,449	0.29	2.51	0.34	88
10.74	2.60	2,099,483	0.30	2.09	0.35	80
10.69	0.25	2,225,633	0.30	1.52	0.35	44

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	429

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Short Duration Core Plus Fund
Class A
Year Ended February 28, 2022	$9.85	$0.12	$(0.32)	$(0.20)	$(0.13)	$(0.02)	$(0.15)
Year Ended February 28, 2021	9.74	0.17	0.14	0.31	(0.18)	(0.02)	(0.20)
Year Ended February 29, 2020	9.41	0.24	0.31	0.55	(0.22)	—	(0.22)
Year Ended February 28, 2019	9.40	0.25	— (d)	0.25	(0.24)	—	(0.24)
Year Ended February 28, 2018	9.59	0.32	(0.19)	0.13	(0.32)	—	(0.32)

Class C
Year Ended February 28, 2022	9.83	0.07	(0.33)	(0.26)	(0.08)	(0.02)	(0.10)
Year Ended February 28, 2021	9.72	0.11	0.16	0.27	(0.14)	(0.02)	(0.16)
Year Ended February 29, 2020	9.39	0.18	0.33	0.51	(0.18)	—	(0.18)
Year Ended February 28, 2019	9.38	0.20	— (d)	0.20	(0.19)	—	(0.19)
Year Ended February 28, 2018	9.57	0.27	(0.19)	0.08	(0.27)	—	(0.27)

Class I
Year Ended February 28, 2022	9.85	0.15	(0.32)	(0.17)	(0.16)	(0.02)	(0.18)
Year Ended February 28, 2021	9.74	0.18	0.16	0.34	(0.21)	(0.02)	(0.23)
Year Ended February 29, 2020	9.40	0.25	0.34	0.59	(0.25)	—	(0.25)
Year Ended February 28, 2019	9.39	0.27	— (d)	0.27	(0.26)	—	(0.26)
Year Ended February 28, 2018	9.58	0.35	(0.19)	0.16	(0.35)	—	(0.35)

Class R6
Year Ended February 28, 2022	9.85	0.15	(0.33)	(0.18)	(0.16)	(0.02)	(0.18)
Year Ended February 28, 2021	9.73	0.21	0.14	0.35	(0.21)	(0.02)	(0.23)
Year Ended February 29, 2020	9.40	0.24	0.35	0.59	(0.26)	—	(0.26)
Year Ended February 28, 2019	9.39	0.28	(0.01)	0.27	(0.26)	—	(0.26)
Year Ended February 28, 2018	9.58	0.35	(0.18)	0.17	(0.36)	—	(0.36)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

430	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$9.50	(2.01)%	$494,841	0.63%	1.27%	0.84%	129%
9.85	3.25	364,872	0.63	1.73	0.85	129
9.74	5.95	95,222	0.64	2.46	0.92	157
9.41	2.66	100,349	0.63	2.68	1.05	83
9.40	1.40	9,900	0.77	3.30	1.26	226

9.47	(2.61)	46,136	1.13	0.77	1.35	129
9.83	2.77	42,071	1.13	1.17	1.35	129
9.72	5.45	7,825	1.14	1.92	1.41	157
9.39	2.15	5,019	1.13	2.16	1.58	83
9.38	0.88	1,207	1.29	2.87	1.77	226

9.50	(1.77)	4,199,718	0.38	1.52	0.59	129
9.85	3.49	2,286,573	0.38	1.88	0.60	129
9.74	6.31	187,225	0.39	2.64	0.65	157
9.40	2.90	125,030	0.38	2.92	0.79	83
9.39	1.65	56,434	0.55	3.70	0.97	226

9.49	(1.81)	4,667,469	0.32	1.58	0.34	129
9.85	3.66	3,991,010	0.32	2.12	0.35	129
9.73	6.31	3,531,440	0.32	2.47	0.37	157
9.40	2.95	45,323	0.32	2.97	0.54	83
9.39	1.75	29,580	0.42	3.71	0.72	226

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	431

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 11 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Core Bond Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Core Plus Bond Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Floating Rate Income Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Government Bond Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan High Yield Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Income Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Inflation Managed Bond Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Limited Duration Bond Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Mortgage-Backed Securities Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Short Duration Bond Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Short Duration Core Plus Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified

The investment objective of JPMorgan Core Bond Fund (“Core Bond Fund”) is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

The investment objective of JPMorgan Core Plus Bond Fund (“Core Plus Bond Fund”) is to seek a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

The investment objective of JPMorgan Floating Rate Income Fund (“Floating Rate Income Fund”) is to seek to provide current income with a secondary objective of capital appreciation.

The investment objective of JPMorgan Government Bond Fund (“Government Bond Fund”) is to seek a high level of current income with liquidity and safety of principal.

The investment objective of JPMorgan High Yield Fund (“High Yield Fund”) is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

The investment objective of JPMorgan Income Fund (“Income Fund”) is to seek to provide income with a secondary objective of capital appreciation.

The investment objective of JPMorgan Inflation Managed Bond Fund (“Inflation Managed Bond Fund”) is to seek to maximize inflation protected total return.

The investment objective of JPMorgan Limited Duration Bond Fund (“Limited Duration Bond Fund”) is to seek a high level of current income consistent with low volatility of principal.

The investment objective of JPMorgan Mortgage-Backed Securities Fund (“Mortgage-Backed Securities Fund”) is to seek to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

The investment objective of JPMorgan Short Duration Bond Fund (‘Short Duration Bond Fund”) is to seek current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

The investment objective of JPMorgan Short Duration Core Plus Fund (“Short Duration Core Plus Fund”) is to seek total return consistent with preservation of capital.

Class A and Class C shares of Inflation Managed Bond Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class A and Class C Shares of Inflation Managed Bond Fund unless they meet certain requirements as described in Inflation Managed Bond Fund’s prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

432	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by Core Bond Fund, Core Plus Bond Fund, Floating Rate Income Fund, High Yield Fund, Income Fund, Inflation Managed Bond Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund at February 28, 2022.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	433

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Core Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Asset-Backed Securities	$—	$2,542,465	$781,986		$3,324,451
Collateralized Mortgage Obligations	—	2,857,376	669,441		3,526,817
Commercial Mortgage-Backed Securities	—	2,177,529	217,967		2,395,496
Corporate Bonds	—	9,429,816	—		9,429,816
Foreign Government Securities	—	161,923	—		161,923
Loan Assignments	—	58,206	—		58,206
Mortgage-Backed Securities	—	5,416,822	—		5,416,822
Municipal Bonds	—	149,674	—		149,674
U.S. Government Agency Securities	—	148,267	—		148,267
U.S. Treasury Obligations	—	9,869,817	—		9,869,817
Short-Term Investments
Investment Companies	1,584,083	—	—		1,584,083

Total Investments in Securities	$1,584,083	$32,811,895	$1,669,394		$36,065,372

Core Plus Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Asset-Backed Securities	$—	$1,326,997	$873,989		$2,200,986
Collateralized Mortgage Obligations	—	724,628	237,435		962,063
Commercial Mortgage-Backed Securities	—	1,603,828	335,560		1,939,388
Common Stocks
Communications Equipment	—	—	—	(a)	—	(a)
Diversified Financial Services	—	—	4		4
Diversified Telecommunication Services	—	—	2,376		2,376
Energy Equipment & Services	—	—	—	(a)	—	(a)
Food & Staples Retailing	—	—	144		144
Independent Power and Renewable Electricity Producers	78	—	—		78
Internet & Direct Marketing Retail	—	—	1,639		1,639
Media	4,592	—	—		4,592
Oil, Gas & Consumable Fuels	7,176	7,087	—		14,263
Professional Services	267	1,491	—		1,758
Specialty Retail	—	—	649		649

Total Common Stocks	12,113	8,578	4,812		25,503

Convertible Bonds	—	—	729		729
Convertible Preferred Stocks	—	—	3,332		3,332
Corporate Bonds
Aerospace & Defense	—	63,167	—		63,167
Airlines	—	24,676	—		24,676
Auto Components	—	45,283	—		45,283
Automobiles	—	36,165	—		36,165
Banks	—	893,652	—		893,652
Beverages	—	39,672	—		39,672
Biotechnology	—	69,995	—		69,995
Building Products	—	27,517	—		27,517
Capital Markets	—	404,959	—		404,959
Chemicals	—	81,967	—		81,967
Commercial Services & Supplies	—	74,975	—		74,975
Communications Equipment	—	16,052	—		16,052
Construction & Engineering	—	21,178	—		21,178
Construction Materials	—	4,925	—		4,925

434	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

Core Plus Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Consumer Finance	$—	$188,152	$—		$188,152
Containers & Packaging	—	66,018	—		66,018
Distributors	—	8,267	—		8,267
Diversified Consumer Services	—	6,012	—		6,012
Diversified Financial Services	—	45,762	—		45,762
Diversified Telecommunication Services	—	241,874	1		241,875
Electric Utilities	—	285,523	8		285,531
Electrical Equipment	—	12,915	—		12,915
Electronic Equipment, Instruments & Components	—	12,586	—		12,586
Energy Equipment & Services	—	28,352	—		28,352
Entertainment	—	64,276	—		64,276
Equity Real Estate Investment Trusts (REITs)	—	113,498	—		113,498
Food & Staples Retailing	—	50,636	—		50,636
Food Products	—	48,746	—		48,746
Gas Utilities	—	15,981	—		15,981
Health Care Equipment & Supplies	—	25,281	—		25,281
Health Care Providers & Services	—	238,500	—		238,500
Health Care Technology	—	8,128	—		8,128
Hotels, Restaurants & Leisure	—	99,948	—		99,948
Household Durables	—	32,639	—		32,639
Household Products	—	21,561	—		21,561
Independent Power and Renewable Electricity Producers	—	23,592	—		23,592
Industrial Conglomerates	—	3,187	—		3,187
Insurance	—	75,365	—		75,365
Internet & Direct Marketing Retail	—	7,256	—		7,256
IT Services	—	55,192	—		55,192
Leisure Products	—	7,547	—		7,547
Life Sciences Tools & Services	—	8,610	—		8,610
Machinery	—	13,395	—		13,395
Marine	—	2,336	—		2,336
Media	—	263,045	—		263,045
Metals & Mining	—	126,565	—		126,565
Mortgage Real Estate Investment Trusts (REITs)	—	77,525	—		77,525
Multiline Retail	—	1,379	—		1,379
Multi-Utilities	—	35,346	—		35,346
Oil, Gas & Consumable Fuels	—	515,941	—	(a)	515,941
Personal Products	—	10,311	—		10,311
Pharmaceuticals	—	167,536	—		167,536
Real Estate Management & Development	—	11,279	—		11,279
Road & Rail	—	43,880	—		43,880
Semiconductors & Semiconductor Equipment	—	42,639	—		42,639
Software	—	70,794	—		70,794
Specialty Retail	—	68,528	—		68,528
Technology Hardware, Storage & Peripherals	—	31,682	—		31,682
Textiles, Apparel & Luxury Goods	—	6,923	—		6,923
Thrifts & Mortgage Finance	—	42,513	—		42,513
Tobacco	—	67,619	—		67,619
Trading Companies & Distributors	—	59,750	—		59,750
Transportation Infrastructure	—	1,928	—		1,928
Water Utilities	—	1,343	—		1,343
Wireless Telecommunication Services	—	60,397	—		60,397

Total Corporate Bonds	—	5,322,241	9		5,322,250

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	435

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

Core Plus Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Foreign Government Securities	$—	$133,086	$—	$133,086
Loan Assignments
Auto Components	—	4,600	—	4,600
Beverages	—	4,848	—	4,848
Chemicals	—	1,133	—	1,133
Construction & Engineering	—	—	3,008	3,008
Containers & Packaging	—	9,798	—	9,798
Electrical Equipment	—	3,077	—	3,077
Food & Staples Retailing	—	1,380	289	1,669
Internet & Direct Marketing Retail	—	5,550	—	5,550
IT Services	—	3,219	—	3,219
Leisure Products	—	— (a)	16	16
Machinery	—	4,363	—	4,363
Personal Products	—	6,190	—	6,190
Road & Rail	—	4,163	—	4,163
Software	—	6,169	—	6,169
Specialty Retail	—	4,618	—	4,618

Total Loan Assignments	—	59,108	3,313	62,421

Mortgage-Backed Securities	—	1,943,691	—	1,943,691
Municipal Bonds	—	26,608	—	26,608
Preferred Stocks	—	—	3,882	3,882
Rights	—	—	140	140
U.S. Government Agency Securities	—	53,508	—	53,508
U.S. Treasury Obligations	—	2,361,336	—	2,361,336
Warrants
Diversified Telecommunication Services	—	—	66	66
Media	—	—	715	715
Oil, Gas & Consumable Fuels	2,249	—	—	2,249

Total Warrants	2,249	—	781	3,030

Short-Term Investments
Investment Companies	$1,432,701	$—	$—	$1,432,701
Investment of Cash Collateral from Securities Loaned	548	—	—	548

Total Short-Term Investments	1,433,249	—	—	1,433,249

Total Investments in Securities	$1,447,611	$13,563,609	$1,463,982	$16,475,202

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$3,142	$—	$3,142
Futures Contracts	4,765	—	—	4,765
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(1,853)	—	(1,853)
Futures Contracts	(653)	—	—	(653)
Swaps	—	(2,490)	—	(2,490)

Total Net Appreciation/Depreciation in Other Financial Instruments	$4,112	$(1,201)	$—	$2,911

(a)	Amount rounds to less than one thousand.

436	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

Floating Rate Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Food & Staples Retailing	$—	$—	$396	$396
Media	2,708	—	—	2,708
Professional Services	187	2,592	—	2,779
Specialty Retail	—	—	1,144	1,144

Total Common Stocks	2,895	2,592	1,540	7,027

Convertible Preferred Stocks	—	—	5,876	5,876
Corporate Bonds
Auto Components	—	3,050	—	3,050
Chemicals	—	1,512	—	1,512
Consumer Finance	—	5,792	—	5,792
Diversified Telecommunication Services	—	7,971	—	7,971
Electric Utilities	—	—	113	113
Electrical Equipment	—	2,400	—	2,400
Equity Real Estate Investment Trusts (REITs)	—	1,737	—	1,737
Health Care Providers & Services	—	11,131	—	11,131
Health Care Technology	—	714	—	714
Hotels, Restaurants & Leisure	—	1,267	—	1,267
Household Durables	—	1,035	—	1,035
IT Services	—	799	—	799
Media	—	4,960	—	4,960
Oil, Gas & Consumable Fuels	—	3,614	—	3,614
Software	—	1,028	—	1,028
Specialty Retail	—	3,984	—	3,984
Wireless Telecommunication Services	—	1,129	—	1,129

Total Corporate Bonds	—	52,123	113	52,236

Loan Assignments
Aerospace & Defense	—	9,511	—	9,511
Airlines	—	2,529	—	2,529
Auto Components	—	16,070	—	16,070
Automobiles	—	2,423	—	2,423
Beverages	—	5,495	—	5,495
Building Products	—	10,292	—	10,292
Capital Markets	—	2,593	—	2,593
Chemicals	—	23,958	—	23,958
Commercial Services & Supplies	—	20,717	—	20,717
Communications Equipment	—	5,745	—	5,745
Construction & Engineering	—	8,323	—	8,323
Containers & Packaging	—	24,949	—	24,949
Diversified Consumer Services	—	14,633	—	14,633
Diversified Financial Services	—	7,613	—	7,613
Diversified Telecommunication Services	—	16,397	—	16,397
Electric Utilities	—	13,454	—	13,454
Electrical Equipment	—	10,161	—	10,161
Electronic Equipment, Instruments & Components	—	5,063	—	5,063
Energy Equipment & Services	—	1,939	—	1,939
Entertainment	—	13,069	—	13,069
Food & Staples Retailing	—	8,540	1,783	10,323
Food Products	—	11,868	—	11,868
Health Care Equipment & Supplies	—	13,694	—	13,694
Health Care Providers & Services	—	50,498	—	50,498

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	437

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

Floating Rate Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Hotels, Restaurants & Leisure	$—	$30,021		$—	$30,021
Household Durables	—	6,540		—	6,540
Independent Power and Renewable Electricity Producers	—	3,450		—	3,450
Insurance	—	11,231		—	11,231
Internet & Direct Marketing Retail	—	9,253		—	9,253
IT Services	—	15,556		—	15,556
Leisure Products	—	1,670		440	2,110
Life Sciences Tools & Services	—	9,343		—	9,343
Machinery	—	17,363		—	17,363
Media	—	46,168		—	46,168
Oil, Gas & Consumable Fuels	—	5,216		—	5,216
Paper & Forest Products	—	675		—	675
Personal Products	—	15,141		—	15,141
Pharmaceuticals	—	16,387		—	16,387
Professional Services	—	7,825		—	7,825
Road & Rail	—	14,056		—	14,056
Semiconductors & Semiconductor Equipment	—	8,142		—	8,142
Software	—	38,038		—	38,038
Specialty Retail	—	30,425		—	30,425
Technology Hardware, Storage & Peripherals	—	8,495		—	8,495
Textiles, Apparel & Luxury Goods	—	3,184		—	3,184
Wireless Telecommunication Services	—	2,983		—	2,983

Total Loan Assignments	—	600,696		2,223	602,919

Warrants
Diversified Telecommunication Services	—	—		76	76
Entertainment	—	—	(a)	—	—	(a)

Total Warrants	—	—	(a)	76	76

Short-Term Investments
Investment Companies	101,881	—		—	101,881

Total Investments in Securities	$104,776	$655,411		$9,828	$770,015

Depreciation in Other Financial Instruments
Swaps	$—	$(30)		$—	$(30)

(a)	Amount rounds to less than one thousand.

Government Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$29,863	$—	$29,863
Collateralized Mortgage Obligations	—	517,339	1,995	519,334
Commercial Mortgage-Backed Securities	—	328,070	—	328,070
Mortgage-Backed Securities	—	604,720	—	604,720
U.S. Government Agency Securities	—	102,743	—	102,743
U.S. Treasury Obligations	—	807,422	—	807,422
Short-Term Investments
Investment Companies	107,776	—	—	107,776

Total Investments in Securities	$107,776	$2,390,157	$1,995	$2,499,928

438	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

High Yield Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Communications Equipment	$—	$—	$—	(a)	$—	(a)
Diversified Financial Services	—	—	18		18
Diversified Telecommunication Services	11,580	—	25,423		37,003
Energy Equipment & Services	—	—	—	(a)	—	(a)
Equity Real Estate Investment Trusts (REITs)	10,983	—	—		10,983
Food & Staples Retailing	—	—	1,462		1,462
Independent Power and Renewable Electricity Producers	4,494	—	—		4,494
Internet & Direct Marketing Retail	—	—	9,857		9,857
Media	14,504	—	—		14,504
Oil, Gas & Consumable Fuels	51,209	27,971	—		79,180
Professional Services	930	13,717	—		14,647
Specialty Retail	—	—	5,638		5,638

Total Common Stocks	93,700	41,688	42,398		177,786

Convertible Bonds
Hotels, Restaurants & Leisure	—	641	—		641
Media	—	29,579	—		29,579
Oil, Gas & Consumable Fuels	—	—	3,641		3,641

Total Convertible Bonds	—	30,220	3,641		33,861

Convertible Preferred Stocks	—	—	28,969		28,969
Corporate Bonds
Aerospace & Defense	—	61,254	—		61,254
Airlines	—	36,431	—		36,431
Auto Components	—	162,777	—		162,777
Automobiles	—	10,069	—		10,069
Banks	—	38,624	—		38,624
Beverages	—	9,309	—		9,309
Biotechnology	—	9,959	—		9,959
Building Products	—	77,476	—		77,476
Capital Markets	—	3,546	—		3,546
Chemicals	—	119,447	—		119,447
Commercial Services & Supplies	—	176,714	—		176,714
Communications Equipment	—	56,593	—		56,593
Construction & Engineering	—	29,210	—		29,210
Consumer Finance	—	136,890	—		136,890
Containers & Packaging	—	107,957	—		107,957
Distributors	—	26,158	—		26,158
Diversified Consumer Services	—	1,957	—		1,957
Diversified Financial Services	—	10,069	—		10,069
Diversified Telecommunication Services	—	469,519	8		469,527
Electric Utilities	—	37,300	195		37,495
Electrical Equipment	—	6,239	—		6,239
Electronic Equipment, Instruments & Components	—	13,135	—		13,135
Energy Equipment & Services	—	31,893	—		31,893
Entertainment	—	66,948	—		66,948
Equity Real Estate Investment Trusts (REITs)	—	109,691	—		109,691
Food & Staples Retailing	—	78,340	—		78,340
Food Products	—	44,392	—		44,392
Gas Utilities	—	9,248	—		9,248
Health Care Equipment & Supplies	—	43,369	—		43,369
Health Care Providers & Services	—	347,207	—		347,207

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	439

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

High Yield Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Health Care Technology	$—	$21,141	$—		$21,141
Hotels, Restaurants & Leisure	—	238,920	—		238,920
Household Durables	—	25,310	—		25,310
Household Products	—	49,243	—		49,243
Independent Power and Renewable Electricity Producers	—	10,092	—		10,092
Interactive Media & Services	—	611	—		611
Internet & Direct Marketing Retail	—	16,469	—		16,469
IT Services	—	48,329	—		48,329
Leisure Products	—	20,465	—		20,465
Life Sciences Tools & Services	—	2,365	—		2,365
Machinery	—	14,721	—		14,721
Media	—	431,247	—		431,247
Metals & Mining	—	88,922	—		88,922
Multiline Retail	—	17,665	—		17,665
Oil, Gas & Consumable Fuels	—	504,306	—	(a)	504,306
Paper & Forest Products	—	4,219	—		4,219
Personal Products	—	26,508	—		26,508
Pharmaceuticals	—	237,584	—		237,584
Professional Services	—	4,569	—		4,569
Real Estate Management & Development	—	14,933	—		14,933
Road & Rail	—	40,660	—		40,660
Semiconductors & Semiconductor Equipment	—	36,520	—		36,520
Software	—	78,903	—		78,903
Specialty Retail	—	101,998	—		101,998
Thrifts & Mortgage Finance	—	28,782	—		28,782
Trading Companies & Distributors	—	67,905	—		67,905
Wireless Telecommunication Services	—	75,390	—		75,390

Total Corporate Bonds	—	4,539,498	203		4,539,701

Loan Assignments
Aerospace & Defense	—	5,506	—		5,506
Auto Components	—	13,926	—		13,926
Beverages	—	7,114	—		7,114
Chemicals	—	4,513	—		4,513
Commercial Services & Supplies	—	7,554	—		7,554
Containers & Packaging	—	53,583	—		53,583
Diversified Financial Services	—	5,696	—		5,696
Diversified Telecommunication Services	—	9,933	—		9,933
Food & Staples Retailing	—	10,663	13,773		24,436
Health Care Equipment & Supplies	—	4,797	—		4,797
Health Care Providers & Services	—	33,674	—		33,674
Hotels, Restaurants & Leisure	—	15,836	—		15,836
Household Durables	—	10,367	—		10,367
Internet & Direct Marketing Retail	—	5,458	—		5,458
IT Services	—	6,526	—		6,526
Leisure Products	—	12,194	420		12,614
Machinery	—	14,720	—		14,720
Media	—	28,463	—		28,463
Personal Products	—	30,009	—		30,009
Pharmaceuticals	—	28,514	—		28,514
Road & Rail	—	10,014	—		10,014
Software	—	12,756	—		12,756

440	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

High Yield Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Specialty Retail	$—	$59,476	$—	$59,476
Wireless Telecommunication Services	—	7,259	—	7,259

Total Loan Assignments	—	398,551	14,193	412,744

Preferred Stocks	—	—	14,718	14,718
Rights	—	—	3,813	3,813
Warrants
Diversified Telecommunication Services	—	—	158	158
Media	—	—	2,355	2,355
Oil, Gas & Consumable Fuels	5,856	—	—	5,856

Total Warrants	5,856	—	2,513	8,369

Short-Term Investments
Investment Companies	52,250	—	—	52,250

Total Investments in Securities	$151,806	$5,009,957	$110,448	$5,272,211

(a)	Amount rounds to less than one thousand.

Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$1,385,439	$886,488	$2,271,927
Collateralized Mortgage Obligations	—	961,895	295,028	1,256,923
Commercial Mortgage-Backed Securities	—	2,519,614	1,113,416	3,633,030
Common Stocks
Diversified Telecommunication Services	543	—	5,001	5,544
Food & Staples Retailing	—	—	108	108
Media	71	—	—	71
Oil, Gas & Consumable Fuels	20,478	1,021	—	21,499
Professional Services	—	1	—	1
Specialty Retail	—	—	3	3

Total Common Stocks	21,092	1,022	5,112	27,226

Convertible Bonds	—	—	1,340	1,340
Corporate Bonds
Aerospace & Defense	—	30,335	—	30,335
Airlines	—	17,521	—	17,521
Auto Components	—	105,997	—	105,997
Automobiles	—	920	—	920
Banks	—	245,570	—	245,570
Beverages	—	8,005	—	8,005
Biotechnology	—	6,941	—	6,941
Building Products	—	36,613	—	36,613
Capital Markets	—	99,114	—	99,114
Chemicals	—	131,518	—	131,518
Commercial Services & Supplies	—	117,961	—	117,961
Communications Equipment	—	40,851	—	40,851
Construction & Engineering	—	34,086	—	34,086
Construction Materials	—	9,973	—	9,973
Consumer Finance	—	84,162	—	84,162
Containers & Packaging	—	104,546	—	104,546

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	441

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Distributors	$—	$7,912	$—		$7,912
Diversified Consumer Services	—	11,945	—		11,945
Diversified Financial Services	—	4,651	—		4,651
Diversified Telecommunication Services	—	319,015	2		319,017
Electric Utilities	—	78,081	—		78,081
Electrical Equipment	—	12,091	—		12,091
Electronic Equipment, Instruments & Components	—	21,648	—		21,648
Energy Equipment & Services	—	19,164	—		19,164
Entertainment	—	54,515	—		54,515
Equity Real Estate Investment Trusts (REITs)	—	66,637	—		66,637
Food & Staples Retailing	—	59,346	—		59,346
Food Products	—	44,505	—		44,505
Gas Utilities	—	7,885	—		7,885
Health Care Equipment & Supplies	—	43,312	—		43,312
Health Care Providers & Services	—	241,335	—		241,335
Health Care Technology	—	16,214	—		16,214
Hotels, Restaurants & Leisure	—	166,544	—		166,544
Household Durables	—	19,661	—		19,661
Household Products	—	47,013	—		47,013
Independent Power and Renewable Electricity Producers	—	13,102	—		13,102
Insurance	—	692	—		692
Internet & Direct Marketing Retail	—	8,448	—		8,448
IT Services	—	28,178	—		28,178
Leisure Products	—	15,104	—		15,104
Machinery	—	13,413	—		13,413
Marine	—	6,483	—		6,483
Media	—	372,385	—		372,385
Metals & Mining	—	84,301	—		84,301
Mortgage Real Estate Investment Trusts (REITs)	—	67,923	—		67,923
Multiline Retail	—	13,138	—		13,138
Multi-Utilities	—	12,448	—		12,448
Oil, Gas & Consumable Fuels	—	461,727	—	(a)	461,727
Paper & Forest Products	—	3,416	—		3,416
Personal Products	—	24,189	—		24,189
Pharmaceuticals	—	157,315	—		157,315
Road & Rail	—	45,501	—		45,501
Semiconductors & Semiconductor Equipment	—	19,940	—		19,940
Software	—	63,214	—		63,214
Specialty Retail	—	87,356	—		87,356
Technology Hardware, Storage & Peripherals	—	4,712	—		4,712
Textiles, Apparel & Luxury Goods	—	3,708	—		3,708
Thrifts & Mortgage Finance	—	11,767	—		11,767
Tobacco	—	15,210	—		15,210
Trading Companies & Distributors	—	64,163	—		64,163
Wireless Telecommunication Services	—	93,562	—		93,562

Total Corporate Bonds	—	4,006,982	2		4,006,984

Foreign Government Securities	—	487,891	—		487,891
Loan Assignments
Aerospace & Defense	—	4	—		4
Auto Components	—	5,437	—		5,437
Beverages	—	1,939	—		1,939
Chemicals	—	2,649	—		2,649
Construction & Engineering	—	—	547		547

442	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Containers & Packaging	$—	$4,676	$—		$4,676
Diversified Consumer Services	—	87	—		87
Diversified Telecommunication Services	—	— (a)	—		— (a)
Electronic Equipment, Instruments & Components	—	2,472	—		2,472
Food & Staples Retailing	—	386	2,328		2,714
Health Care Equipment & Supplies	—	3,065	—		3,065
Health Care Providers & Services	—	3,172	—		3,172
Hotels, Restaurants & Leisure	—	97	—		97
IT Services	—	1,749	—		1,749
Leisure Products	—	— (b)	5		5
Life Sciences Tools & Services	—	1,473	—		1,473
Machinery	—	1,938	—		1,938
Media	—	2,923	—		2,923
Personal Products	—	7,905	—		7,905
Pharmaceuticals	—	2,065	—		2,065
Specialty Retail	—	7,710	—		7,710
Wireless Telecommunication Services	—	1,962	—		1,962

Total Loan Assignments	—	51,709	2,880		54,589

Mortgage-Backed Securities	—	610	—		610
Municipal Bonds	—	1,900	—		1,900
Options Purchased
Call Options Purchased	—	36,688	—		36,688
Preferred Stocks
Electric Utilities	9,854	—	—		9,854
Insurance	2,325	—	—		2,325
Internet & Direct Marketing Retail	—	—	26		26

Total Preferred Stocks	12,179	—	26		12,205

Rights	—	—	—	(a)	— (a)
Warrants
Diversified Telecommunication Services	—	—	6		6
Media	—	—	7		7
Oil, Gas & Consumable Fuels	2,072	—	—		2,072

Total Warrants	2,072	—	13		2,085

Short-Term Investments
Investment Companies	180,356	—	—		180,356

Total Investments in Securities	$215,699	$9,453,750	$2,304,305		$11,973,754

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$4,587	$—		$4,587
Futures Contracts	6,826	—	—		6,826
Swaps	—	22,974	—		22,974
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(2,618)	—		(2,618)
Futures Contracts	(24,286)	—	—		(24,286)
Options Written
Call Options Written	—	(35,067)	—		(35,067)
Swaps	—	(14,284)	—		(14,284)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(17,460)	$(24,408)	$—		$(41,868)

(a)	Amount rounds to less than one thousand.
(b)	Value is zero.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	443

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

Inflation Managed Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$120,201	$5,714	$125,915
Collateralized Mortgage Obligations	—	72,105	449	72,554
Commercial Mortgage-Backed Securities	—	129,616	—	129,616
Corporate Bonds	—	398,542	—	398,542
Foreign Government Securities	—	4,061	—	4,061
Mortgage-Backed Securities	—	96,483	—	96,483
U.S. Government Agency Securities	—	14,398	—	14,398
U.S. Treasury Obligations	—	297,333	—	297,333
Short-Term Investments
Investment Companies	20,606	—	—	20,606

Total Investments in Securities	$20,606	$1,132,739	$6,163	$1,159,508

Appreciation in Other Financial Instruments
Futures Contracts	2,105	—	—	2,105
Swaps	—	17,465	—	17,465
Depreciation in Other Financial Instruments
Futures Contracts	(510)	—	—	(510)

Total Net Appreciation/Depreciation in Other Financial Instruments	$1,595	$17,465	$—	$19,060

Limited Duration Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$450,615	$18,742	$469,357
Collateralized Mortgage Obligations	—	330,086	15,188	345,274
Commercial Mortgage-Backed Securities	—	134,853	105	134,958
Corporate Bonds	—	121,125	—	121,125
Mortgage-Backed Securities	—	78,997	—	78,997
Short-Term Investments
Investment Companies	126,083	—	—	126,083

Total Investments in Securities	$126,083	$1,115,676	$34,035	$1,275,794

Mortgage-Backed Securities Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$239,824	$205,290	$445,114
Collateralized Mortgage Obligations	—	963,316	138,904	1,102,220
Commercial Mortgage-Backed Securities	—	353,589	66,059	419,648
Mortgage-Backed Securities	—	2,208,843	—	2,208,843
U.S. Treasury Obligations	—	430,208	—	430,208
Short-Term Investments
Investment Companies	285,727	—	—	285,727

Total Investments in Securities	$285,727	$4,195,780	$410,253	$4,891,760

444	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

Short Duration Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$2,695,559	$217,395	$2,912,954
Collateralized Mortgage Obligations	—	1,082,767	2,932	1,085,699
Commercial Mortgage-Backed Securities	—	349,932	81,685	431,617
Corporate Bonds	—	3,280,115	—	3,280,115
Mortgage-Backed Securities	—	267,832	—	267,832
U.S. Treasury Obligations	—	2,393,182	—	2,393,182
Short-Term Investments
Investment Companies	154,305	—	—	154,305
U.S. Treasury Obligations	—	100,410	—	100,410

Total Short-Term Investments	154,305	100,410	—	254,715

Total Investments in Securities	$154,305	$10,169,797	$302,012	$10,626,114

Appreciation in Other Financial Instruments
Futures Contracts	6,507	—	—	6,507
Depreciation in Other Financial Instruments
Futures Contracts	(6,335)	—	—	(6,335)

Total Net Appreciation/Depreciation in Other Financial Instruments	$172	$—	$—	$172

Short Duration Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$1,280,373	$263,343	$1,543,716
Collateralized Mortgage Obligations	—	321,945	35,623	357,568
Commercial Mortgage-Backed Securities	—	331,989	362,858	694,847
Common Stocks
Diversified Telecommunication Services	—	—	505	505
Oil, Gas & Consumable Fuels	4,320	151	—	4,471

Total Common Stocks	4,320	151	505	4,976

Convertible Bonds	—	—	241	241
Corporate Bonds
Aerospace & Defense	—	55,661	—	55,661
Airlines	—	8,565	—	8,565
Auto Components	—	27,693	—	27,693
Automobiles	—	110,514	—	110,514
Banks	—	1,003,724	—	1,003,724
Beverages	—	12,166	—	12,166
Biotechnology	—	5,298	—	5,298
Building Products	—	22,281	—	22,281
Capital Markets	—	329,884	—	329,884
Chemicals	—	60,372	—	60,372
Commercial Services & Supplies	—	47,300	—	47,300
Communications Equipment	—	13,292	—	13,292
Construction & Engineering	—	11,062	—	11,062
Construction Materials	—	2,837	—	2,837
Consumer Finance	—	188,820	—	188,820
Containers & Packaging	—	41,330	—	41,330
Distributors	—	956	—	956
Diversified Consumer Services	—	2,974	—	2,974
Diversified Financial Services	—	30,443	—	30,443

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	445

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

Short Duration Core Plus Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Diversified Telecommunication Services	$—	$103,236	$—	(a)	$103,236
Electric Utilities	—	168,903	—		168,903
Electrical Equipment	—	1,277	—		1,277
Electronic Equipment, Instruments & Components	—	5,074	—		5,074
Energy Equipment & Services	—	6,977	—		6,977
Entertainment	—	15,561	—		15,561
Equity Real Estate Investment Trusts (REITs)	—	69,517	—		69,517
Food & Staples Retailing	—	25,103	—		25,103
Food Products	—	43,101	—		43,101
Gas Utilities	—	2,357	—		2,357
Health Care Equipment & Supplies	—	14,683	—		14,683
Health Care Providers & Services	—	110,568	—		110,568
Health Care Technology	—	4,974	—		4,974
Hotels, Restaurants & Leisure	—	72,417	—		72,417
Household Durables	—	30,144	—		30,144
Household Products	—	15,632	—		15,632
Independent Power and Renewable Electricity Producers	—	12,594	—		12,594
Insurance	—	54,089	—		54,089
Internet & Direct Marketing Retail	—	9,443	—		9,443
IT Services	—	17,132	—		17,132
Leisure Products	—	4,246	—		4,246
Life Sciences Tools & Services	—	2,619	—		2,619
Machinery	—	5,217	—		5,217
Media	—	112,925	—		112,925
Metals & Mining	—	48,736	—		48,736
Multiline Retail	—	5,082	—		5,082
Multi-Utilities	—	13,720	—		13,720
Oil, Gas & Consumable Fuels	—	257,176	—	(a)	257,176
Paper & Forest Products	—	2,143	—		2,143
Personal Products	—	7,294	—		7,294
Pharmaceuticals	—	66,340	—		66,340
Real Estate Management & Development	—	10,924	—		10,924
Road & Rail	—	49,886	—		49,886
Semiconductors & Semiconductor Equipment	—	40,938	—		40,938
Software	—	15,893	—		15,893
Specialty Retail	—	31,930	—		31,930
Technology Hardware, Storage & Peripherals	—	3,254	—		3,254
Textiles, Apparel & Luxury Goods	—	1,682	—		1,682
Thrifts & Mortgage Finance	—	86,710	—		86,710
Tobacco	—	27,667	—		27,667
Trading Companies & Distributors	—	96,563	—		96,563
Transportation Infrastructure	—	7,274	—		7,274
Wireless Telecommunication Services	—	39,992	—		39,992

Total Corporate Bonds	—	3,696,165	—	(a)	3,696,165

Foreign Government Securities	—	114,570	—		114,570
Loan Assignments	—	19,243	—		19,243
Mortgage-Backed Securities	—	853,890	—		853,890
Municipal Bonds	—	3,469	—		3,469
Rights	—	—	—	(a)	—	(a)
U.S. Treasury Obligations	—	1,731,710	—		1,731,710
Short-Term Investments
Investment Companies	1,203,194	—	—		1,203,194
U.S. Treasury Obligations	—	214,817	—		214,817

Total Short-Term Investments	1,203,194	214,817	—		1,418,011

Total Investments in Securities	$1,207,514	$8,568,322	$662,570		$10,438,406

446	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

Short Duration Core Plus Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$4,151	$—	$—	$4,151

Depreciation in Other Financial Instruments
Futures Contracts	(8,472)	—	—	(8,472)
Swaps	—	(375)	—	(375)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(4,321)	$(375)	$—	$(4,696)

(a)	Amount rounds to less than one thousand.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

Core Bond Fund	Balance as of February 28, 2021	Realized gain (loss)		Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2022
Investments in Securities:
Asset-Backed Securities	$1,040,691	$—	(a)	$(32,021)	$(1,524)	$278,982	$(521,439)	$37,350	$(20,053)	$781,986
Collateralized Mortgage Obligations	744,973	—	(a)	(9,195)	(2,083)	420,486	(461,977)	—	(22,763)	669,441
Commercial Mortgage-Backed Securities	188,346	—		(6,655)	(748)	64,478	(27,454)	—	—	217,967

Total	$1,974,010	$—	(a)	$(47,871)	$(4,355)	$763,946	$(1,010,870)	$37,350	$(42,816)	$1,669,394

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2022, which were valued using significant unobservable inputs (level 3), amounted to $(44,620). This amount is included in Change in net unrealized appreciation/ depreciation on investments in non-affiliates on the Statements of Operations.

There were no significant transfers into or out of level 3 for the year ended February 28, 2022.

Core Plus Bond Fund	Balance as of February 28, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2022
Investments in Securities:
Asset-Backed Securities	$819,904	$2	$(34,783)	$(356)	$452,888		$(348,172)	$32,771	$(48,265)	$873,989
Collateralized Mortgage Obligations	176,369	—	(4,826)	(45)	241,195		(156,758)	—	(18,500)	237,435
Commercial Mortgage-Backed Securities	182,974	—	(7,745)	794	180,951		(33,388)	11,974	—	335,560
Common Stocks	6,327	(177)	(3,673)	—	2,335		—	—	—	4,812
Convertible Bonds	—	(734)	589	—	875		(1)	—	—	729
Convertible Preferred Stocks	2,575	400	880	—	—		(523)	—	—	3,332
Corporate Bonds	1,488	141	(180)	— (a)	73		(1,513)	—	—	9
Loan Assignments	4,922	—	(24)	19	7,642		(9,246)	—	—	3,313
Preferred Stocks	3,225	18	1,014	—	—		(375)	—	—	3,882
Rights	121	—	19	—	—	(a)	—	—	—	140
Warrants	80	—	701	—	—		—	—	—	781

Total	$1,197,985	$(350)	$(48,028)	$412	$885,959		$(549,976)	$44,745	$(66,765)	$1,463,982

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	447

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2022, which were valued using significant unobservable inputs (level 3), amounted to ($43,760). This amount is included in Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statements of Operations.

There were no significant transfers into or out of level 3 for the year ended February 28, 2022.

Floating Rate Income Fund	Balance as of February 28, 2021		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2022
Investments in Securities:
Collateralized Mortgage Obligations	$—	(a)	$(470)	$470	$—	$—	$—	$—	$—	$—
Common Stocks	1,679		(4,813)	4,674	—	—	—	—	—	1,540
Convertible Preferred Stocks	4,545		702	1,550	—	—	(921)	—	—	5,876
Corporate Bonds	1,698		147	(116)	—	—	(1,616)	—	—	113
Loan Assignments	4,411		—	(1,196)	41	7,469	(8,502)	—	—	2,223
Rights	794		912	(794)	—	—	(912)	—	—	—
Warrants	91		—	(15)	—	—	—	—	—	76

Total	$13,218		$(3,522)	$4,573	$41	$7,469	$(11,951)	$—	$—	$9,828

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2022, which were valued using significant unobservable inputs (level 3), amounted to $199. This amount is included in Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statements of Operations.

High Yield Fund	Balance as of February 28, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2022
Investments in Securities:
Common Stocks	$40,846	$(4,588)	$(18,564)	$—		$24,974	$(270)	$—	$—	$42,398
Convertible Bonds	—	(2,413)	3,173	—		3,617	(736)	—	—	3,641
Convertible Preferred Stocks	22,389	3,456	7,653	—		—	(4,529)	—	—	28,969
Corporate Bonds	7,976	204	(790)	—	(a)	787	(7,974)	—	—	203
Loan Assignments	16,520	—	(2,356)	319		30,273	(30,563)	—	—	14,193
Preferred Stocks	20,994	118	6,884	—		69	(13,347)	—	—	14,718
Rights	3,286	—	525	—		2	—	—	—	3,813
Warrants	191	—	2,322	—		—	—	—	—	2,513

Total	$112,202	$(3,223)	$(1,153)	$319		$59,722	$(57,419)	$—	$—	$110,448

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2022, which were valued using significant unobservable inputs (level 3), amounted to $(16,640). This amount is included in Change in net unrealized appreciation/ depreciation on investments in non-affiliates on the Statements of Operations.

448	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

Income Fund	Balance as of February 28, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2022
Investments in Securities:
Asset-Backed Securities	$497,037	$24	$(21,584)	$(2,392)	$645,161		$(259,489)	$40,127	$(12,396)	$886,488
Collateralized Mortgage Obligations	272,048	(233)	(4,715)	(115)	191,239		(152,863)	5,112	(15,445)	295,028
Commercial Mortgage-Backed Securities	782,211	117	(48,150)	2,920	424,030		(30,398)	61,605	(78,919)	1,113,416
Common Stocks	265	(57)	(9)	—	4,913		—	—	—	5,112
Convertible Bonds	—	(1,349)	1,082	—	1,609		(2)	—	—	1,340
Corporate Bonds	—	5	(155)	— (a)	156		(4)	—	—	2
Loan Assignments	3,227	—	(238)	56	5,769		(5,934)	—	—	2,880
Preferred Stocks	21	— (a)	7	—	—		(2)	—	—	26
Rights	—	—	—	—	—	(a)	—	—	—	—	(a)
Warrants	7	—	6	—	—		—	—	—	13

Total	$1,554,816	$(1,493)	$(73,756)	$469	$1,272,877		$(448,692)	$106,844	$(106,760)	$2,304,305

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2022, which were valued using significant unobservable inputs (level 3), amounted to ($72,261). This amount is included in Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statements of Operations.

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the year ended February 28, 2022.

Inflation Managed Bond Fund	Balance as of February 28, 2021		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2022
Investments in Securities:
Asset-Backed Securities	$4,746		$—	$(387)	$—	(a)	$5,349		$(3,994)	$—	$—	$5,714
Collateralized Mortgage Obligations	620		—	(29)	—	(a)	—		(142)	—	—	449
Commercial Mortgage-Backed Securities	—	(a)	—	— (a)	—	(a)	—	(a)	— (a)	—	—	—

Total	$5,366		$—	$(416)	$—	(a)	$5,349		$(4,136)	$—	$—	$6,163

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2022, which were valued using significant unobservable inputs (level 3), amounted to $(400). This amount is included in Change in net unrealized appreciation/ depreciation on investments in non-affiliates on the Statement of Operations.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	449

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

Limited Duration Bond Fund	Balance as of February 28, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2022
Investments in Securities:
Asset-Backed Securities	$64,189	$—	$(636)	$4		$4,315	$(56,310)	$7,695	$(515)	$18,742
Collateralized Mortgage Obligations	6,402	—	(63)	—	(a)	17,450	(8,601)	—	—	15,188
Commercial Mortgage-Backed Securities	120	—	2	—		—	(17)	—	—	105

Total	$70,711	$—	$(697)	$4		$21,765	$(64,928)	$7,695	$(515)	$34,035

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2022, which were valued using significant unobservable inputs (level 3), amounted to $(421). This amount is included in Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statements of Operations.

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the year ended February 28, 2022.

Mortgage-Backed Securities Fund	Balance as of February 28, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2022
Investments in Securities:
Asset-Backed Securities	$277,733	$—	$(8,632)	$(277)	$102,801	$(168,995)	$12,987	$(10,327)	$205,290
Collateralized Mortgage Obligations	100,948	—	(3,833)	(1,578)	94,133	(50,766)	—	—	138,904
Commercial Mortgage-Backed Securities	39,371	—	(1,279)	(721)	36,366	(12,607)	4,929	—	66,059

Total	$418,052	$—	$(13,744)	$(2,576)	$233,300	$(232,368)	$17,916	$(10,327)	$410,253

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2022, which were valued using significant unobservable inputs (level 3), amounted to ($13,057). This amount is included in Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statements of Operations.

There were no significant transfers into or out of level 3 for the year ended February 28, 2022.

Short Duration Bond Fund	Balance as of February 28, 2021	Realized gain (loss)		Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2022
Investments in Securities:
Asset-Backed Securities	$139,458	$—	(a)	$(8,305)	$(153)	$178,255	$(123,301)	$34,420	$(2,979)	$217,395
Collateralized Mortgage Obligations	1,998	—		(48)	— (a)	1,395	(413)	—	—	2,932
Commercial Mortgage-Backed Securities	54,849	148		(4,138)	(78)	22,493	(4,060)	15,860	(3,389)	81,685

Total	$196,305	$148		$(12,491)	$(231)	$202,143	$(127,774)	$50,280	$(6,368)	$302,012

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

450	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2022, which were valued using significant unobservable inputs (level 3), amounted to $(12,177). This amount is included in Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statements of Operations.

There were no significant transfers into or out of level 3 for the year ended February 28, 2022.

Short Duration Core Plus Fund	Balance as of February 28, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2022
Investments in Securities:
Asset-Backed Securities	$42,690	$— (a)	$(10,551)	$(107)	$260,894		$(60,223)	$30,640	$—	$263,343
Collateralized Mortgage Obligations	46,620	(41)	(1,177)	1	20,792		(28,338)	—	(2,234)	35,623
Commercial Mortgage-Backed Securities	221,979	(308)	(14,195)	(383)	180,127		(30,297)	22,831	(16,896)	362,858
Common Stocks	—	—	9	—	496		—	—	—	505
Convertible Bonds	—	(250)	195	—	298		(2)	—	—	241
Corporate Bonds	—	1	(16)	—	16		(1)	—	—	—	(a)
Rights	—	—	—	—	—	(a)	—	—	—	—	(a)

Total	$311,289	$(598)	$(25,735)	$(489)	$462,623		$(118,861)	$53,471	$(19,130)	$662,570

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2022, which were valued using significant unobservable inputs (level 3), amounted to ($25,843). This amount is included in Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statements of Operations.

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the year ended February 28, 2022.

The significant unobservable inputs used in the fair value measurement of the Funds’ investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Core Bond Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at February 28, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$585,161	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (20.10%)
			Constant Default Rate	0.00% - 4.92% (4.67%)
			Yield (Discount Rate of Cash Flows)	1.99% - 5.73% (4.01%)

Asset-Backed Securities	585,161

	151,594	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (96.49%)
			Constant Default Rate	0.00% - 6.69% (0.13%)
			Yield (Discount Rate of Cash Flows)	2.43% - 29.61% (3.07%)

Collateralized Mortgage Obligations	151,594

	169,776	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (0.03%)
			Yield (Discount Rate of Cash Flows)	(0.87)% - 7.63% (5.33%)

Commercial Mortgage-Backed Securities	169,776

Total	$906,531

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	451

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At February 28, 2022, the value of these investments was $762,863. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

Core Plus Bond Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at February 28, 2022		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$4		Terms of Exchange Offer	Expected Recovery	$0.00 ($0.00)
	—	(b)	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)

Common Stocks	4

	—	(b)	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)

Preferred Stocks	—	(b)

	663,889		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (10.41%)
				Constant Default Rate	0.00% - 9.28% (0.04%)
				Yield (Discount Rate of Cash Flows)	1.31% - 9.68% (4.68%)

Asset-Backed Securities	663,889

	122,325		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (62.31%)
				Constant Default Rate	0.00% - 2.50% (0.10%)
				Yield (Discount Rate of Cash Flows)	2.26% - 7.16% (3.74%)

Collateralized Mortgage Obligations	122,325

	195,794		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (0.01%)
				Yield (Discount Rate of Cash Flows)	(0.87)% - 8.46% (5.74%)

Commercial Mortgage-Backed Securities	195,794

	3,313		Terms of Exchange Offer	Expected Recovery	10.90% - 100.00% (99.42%)

Loan Assignments	3,313

	66		Market Comparable Companies	EBITDA Multiple (c)	5.5x (5.5x)

Warrants	66

	—	(b)	Pending Distribution Amount	Expected Recovery	$0.01 ($0.01)

Rights	—	(b)

Total	$985,391

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At February 28, 2022, the value of these investments was $ 478,591. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Amount rounds to less than one thousand.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.

452	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

Floating Rate Income Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at February 28, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$440	Term of Restructuring	Expected Recovery	10.90% (10.90%)

Loan Assignments	440

	76	Market Comparable Companies	EBITDA Multiple (b)	5.5x (5.5x)

Warrants	76

Total	$516

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At February 28, 2022, the value of these investments was $9,312. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.

High Yield Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at February 28, 2022		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$18		Terms of Exchange Offer / Restructuring	Expected Recovery	$0.00 ($0.00)
	—	(b)	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)

Common Stocks	18

	355		Terms of Restructuring	Liquidation Preference	71.43x (71.43x)
	4		Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)

Preferred Stocks	359

	14,193		Terms of Restructuring	Expected Recovery	99.00% (99.00%)

Loan Assignments	14,193

	158		Market Comparable Companies	EBITDA Multiple (c)	5.5x (5.5x)

Warrants	158

	3,641		Terms of Restructuring	Liquidation Preference	71.43x (71.43x)

Convertible Bonds	3,641

	2		Pending Distribution Amount	Expected Recovery	$0.01 ($0.01)

Rights	2

Total	$18,371

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At February 28, 2022, the value of these investments was $92,077. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Amount rounds to less than one thousand.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	453

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

Income Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at February 28, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$628,261	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (16.61%)
			Constant Default Rate	0.00% - 4.14% (0.03%)
			Yield (Discount Rate of Cash Flows)	1.56% - 9.68% (4.52%)

Asset-Backed Securities	628,261

	150,335	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (15.85%)
			Constant Default Rate	0.00% - 1.42% (0.05%)
			Yield (Discount Rate of Cash Flows)	1.89% - 8.98% (4.38%)

Collateralized Mortgage Obligations	150,335

	999,243	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (0.54%)
			Constant Default Rate	0.00% - 5.00% (0.04%)
			Yield (Discount Rate of Cash Flows)	2.71% - 24.01% (6.01%)

Commercial Mortgage-Backed Securities	999,243

	1,340	Terms of Restructuring	Liquidation Preference	71.43x (71.43x)

Convertible Bonds	1,340

	2,880	Terms of Exchange Offer	Expected Recovery	100.00% (100.00%)

Loan Assignments	2,880

	6	Market Comparable Companies	EBITDA Multiple (b)	5.5x (5.5x)

Warrants	6

Total	$1,782,065

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At February 28, 2022, the value of these investments was $522,240. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.

Inflation Managed Bond Fund

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at February 28, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$5,714	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 15.00% (3.23%)
			Yield (Discount Rate of Cash Flows)	3.30% - 4.25% (3.77%)

Asset-Backed Securities	5,714

	449	Discounted Cash Flow	Constant Prepayment Rate	3.00% - 100.00% (96.24%)
			Constant Default Rate	0.00% - 0.20% (0.01%)
			Yield (Discount Rate of Cash Flows)	2.70% - 3.39% (2.72%)

Collateralized Mortgage Obligations	449

Total	$6,163

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

454	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

Limited Duration Bond Fund

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at February 28, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$18,742	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (14.08%)
			Constant Default Rate	0.00% - 94.25% (1.23%)
			Yield (Discount Rate of Cash Flows)	1.38% - 24.91% (3.31%)

Asset-Backed Securities	18,742

	15,188	Discounted Cash Flow	Constant Prepayment Rate	0.50% - 11.14% (9.91%)
			Constant Default Rate	0.00% - 3.90% (0.01%)
			Yield (Discount Rate of Cash Flows)	1.34% - 5.22% (1.59%)

Collateralized Mortgage Obligations	15,188

	105	Discounted Cash Flow	Constant Prepayment Rate	8.00% (8.00%)
			Constant Default Rate	4.00% (4.00%)
			Yield (Discount Rate of Cash Flows)	3.59% (3.59%)

Commercial Mortgage-Backed Securities	105

Total	$34,035

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

Mortgage-Backed Securities Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at February 28, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$184,295	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (8.43%)
			Constant Default Rate	0.00% - 3.00% (0.04%)
			Yield (Discount Rate of Cash Flows)	2.30% - 7.16% (3.69%)

Asset-Backed Securities	184,295

	61,787	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (81.58%)
			Constant Default Rate	0.00% - 6.69% (0.41%)
			Yield (Discount Rate of Cash Flows)	0.09% - 44.31% (3.33%)

Collateralized Mortgage Obligations	61,787

	44,299	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (11.18%)
			Yield (Discount Rate of Cash Flows)	(0.87)% - 7.63% (4.51%)

Commercial Mortgage-Backed Securities	44,299

Total	$290,381

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At February 28, 2022, the value of these investments was $119,872. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	455

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

Short Duration Bond Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at February 28, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$192,354	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 33.00% (8.61%)
			Constant Default Rate	0.00% - 6.00% (0.01%)
			Yield (Discount Rate of Cash Flows)	1.57% - 4.40% (3.31%)

Asset-Backed Securities	192,354

	2,932	Discounted Cash Flow	Constant Prepayment Rate	10.00% - 100% (70.03%)
			Yield (Discount Rate of Cash Flows)	1.77% - 2.95% (2.56%)

Collateralized Mortgage Obligation	2,932

	73,430	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	2.92% - 4.99% (3.90%)

Commercial Mortgage-Backed Securities	73,430

$268,716

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At February 28, 2022, the value of these investments was $33,296. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

Short Duration Core Plus Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at February 28, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$235,351	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (17.19%)
			Constant Default Rate	0.00% - 1.77% (0.00%)
			Yield (Discount Rate of Cash Flows)	2.10% - 5.20% (3.78%)

Asset-Backed Securities	235,351

	35,623	Discounted Cash Flow	Constant Prepayment Rate	10.00% - 100.00% (27.84%)
			Constant Default Rate	0.00% - 0.29% (0.02%)
			Yield (Discount Rate of Cash Flows)	2.14% - 5.57% (3.13%)

Collateralized Mortgage Obligation	35,623

	333,751	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	2.71% - 11.21% (4.69%)

Commercial Mortgage-Backed Securities	333,751

	241	Terms of Restructuring	Liquidation Preference	71.43x (71.43x)
	—	Terms of Restructuring	Expected Recovery	$0.01 ($0.01)

Corporate Bond	241

	—	Pending Distribution Amount	Expected Recovery	$0.01 ($0.01)

Rights	—

Total	$604,966

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At February 28, 2022, the value of these investments was $57,604. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

456	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of February 28, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — Core Plus Bond Fund, Floating Rate Income Fund, High Yield Fund, Income Fund and Short Duration Core Plus Fund invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The above Funds invest in loan assignments of all or a portion of the loans. When a Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, a Fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A Fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to claims by their creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.

Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid when purchased, may become illiquid and difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a Fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

At February 28, 2022, Floating Rate Income had investments in loan assignments that amounted to more than 5% of the Funds’ net assets, by agent bank as follows:

Agent Bank	Percentage
Credit Suisse International	16.9%
Barclays Bank plc	15.2
Bank of America, NA	13.9
Goldman Sachs International	7.9
JPMorgan Chase Bank, NA	6.1

D. Unfunded Commitments — Floating Rate Income Fund, High Yield Fund and Income Fund entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Funds to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Funds may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of Interest income from non-affiliates on the Statements of Operations.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	457

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

At February 28, 2022, Floating Rate Income Fund, High Yield Fund and Income Fund had the following loan commitment outstanding in which all or a portion of the commitment was unfunded which could be extended at the options of the borrower:

				Unfunded Commitment		Funded Commitment		Total Commitment
Security Description	Maturity Date	Commitment Fee Rate	Rate if Funded	Par Amount	Value	Par Amount	Value	Par Amount	Value
Floating Rate Income Fund
Dexko Global, Inc., Delayed Draw Term Loan B-1	10/04/2028	0.000%	4.250%	$89	$87	$477	$470	$566	$557
Holley, Inc., Delayed Draw Term Loan B	11/17/2028	0.000	4.500	273	271	9	9	282	280
Moran Foods LLC, 1st Lien Term Loan B	04/01/2023	0.000	1.115	278	278	—	—	278	278
Tekni-Plex, Inc., Delayed Draw Term Loan B	9/15/2028	4.000	4.500	94	93	158	158	252	251
Traeger Grills, Delayed Draw Term Loan	6/29/2028	0.000	3.250	481	470	—	—	481	470
High Yield Fund
Dexko Global, Inc., Delayed Draw Term Loan B-1	10/04/2028	0.000	4.250	253	249	1,357	1,339	1,610	1,588
Moran Foods LLC, 1st Lien Term Loan B	4/01/2023	0.000	1.115	2,149	2,149	—	—	2,149	2,149
Income Fund
Moran Foods LLC, 1st Lien Term Loan B	4/01/2023	0.000	1.115	363	363	—	—	363	363

E. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Core Bond Fund, Core Plus Bond Fund, Floating Rate Income Fund, High Yield Fund, Income Fund, Inflation Managed Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Funds may be required to post or receive collateral for delayed delivery securities in the form of cash or securities under a Master Securities Forward Transaction Agreement with the counterparties (each, an “MSFTA”). The collateral requirements are generally calculated by netting the mark-to-market amount for a Fund’s transactions under the MSFTA and comparing that amount to the value of the collateral pledged by a fund and the counterparty. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund’s custodian bank and is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Funds is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan. These amounts are not reflected on the Funds’ Statements of Assets and Liabilities and are disclosed in the table below.

Core Bond Fund, Core Plus Bond Fund, Floating Rate Income Fund, High Yield Fund, Income Fund, Inflation Managed Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of February 28, 2022, which are shown as a Receivable for Investment securities sold — delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at February 28, 2022 are detailed on the SOIs.

458	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

The Funds’ delayed delivery securities collateral requirements and collateral posted or received by counterparty as of February 28, 2022 are as follows:

Fund		Counterparty	Collateral amount
Core Bond Fund	Collateral Posted	Goldman Sachs & Co. LLC	$5,460
Core Plus Bond Fund	Collateral Posted	Goldman Sachs & Co. LLC	2,450
Mortgage-Backed Securities Fund	Collateral Posted	Goldman Sachs & Co. LLC	930

F. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of February 28, 2022.

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Core Plus Bond Fund	1	(1)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the year ended February 28, 2022, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

Core Plus Bond Fund	$—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

Core Bond Fund, Floating Rate Income Fund, Government Bond Fund, High Yield Fund, Income Fund, Inflation Managed Bond Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund did not lend out any securities during the year ended February 28, 2022.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	459

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

G. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Core Bond Fund

For the year ended February 28, 2022
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2022	Shares at February 28, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$2,462,073	$12,742,046	$13,619,580	$(288)	$(168)	$1,584,083	1,583,608	$1,161	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2022.

Core Plus Bond Fund

For the year ended February 28, 2022
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2022	Shares at February 28, 2022	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$1,467,826	$5,376,443	$5,411,345	$(125)	$(98)	$1,432,701	1,432,271	$664		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.10%, (a) (b)	120	—	—	—	— (c)	120	120	—	*(c)	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03%, (a) (b)	371	57	—	—	—	428	428	—	*(c)	—

Total	$1,468,317	$5,376,500	$5,411,345	$(125)	$(98)	$1,433,249		$664		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Floating Rate Income Fund

For the year ended February 28, 2022
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2022	Shares at February 28, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	$38,568	$345,146	$281,833	$—	$—	$101,881	101,881	$5	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2022.

460	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

Government Bond Fund

For the year ended February 28, 2022
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2022	Shares at February 28, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	$160,519	$631,053	$683,796	$—	$—	$107,776	107,776	$11	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2022.

High Yield Fund

For the year ended February 28, 2022
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2022	Shares at February 28, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	$33,535	$2,636,278	$2,617,563	$—	—	$52,250	52,250	$8	—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2022.

Income Fund

For the year ended February 28, 2022
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at February 28, 2022	Shares at February 28, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$404,898	$5,713,561	$5,938,095	$(8)	$—	(c)	$180,356	180,302	$76	$—	(c)

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2022.
(c)	Amount rounds to less than one thousand.

Inflation Managed Bond Fund

For the year ended February 28, 2022
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2022	Shares at February 28, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$79,351	$641,117	$699,855	$5	$(12)	$20,606	20,600	$34	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2022.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	461

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

Limited Duration Bond Fund

For the year ended February 28, 2022
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2022	Shares at February 28, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$107,433	$467,576	$448,906	$(9)	$(11)	$126,083	126,045	$54	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2022.

Mortgage-Backed Securities Fund

For the year ended February 28, 2022
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2022	Shares at February 28, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$1,109,217	$2,342,805	$3,166,218	$(109)	$32	$285,727	285,641	$380	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2022.

Short Duration Bond Fund

For the year ended February 28, 2022
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2022	Shares at February 28, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	$437,287	$7,325,167	$7,608,149	$—	$—	$154,305	154,305	$27	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2022.

Short Duration Core Plus Fund

For the year ended February 28, 2022
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2022	Shares at February 28, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$323,190	$6,822,764	$5,942,522	$(165)	$(73)	$1,203,194	1,202,833	$464	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2022.

H. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other

462	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

I. Derivatives — Core Plus Bond Fund, Floating Rate Income, Income Fund, Inflation Managed Bond Fund, Short Duration Bond Fund and Short Duration Core Plus Fund used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Funds.

Notes I(1) — I(4) below describe the various derivatives used by the Funds.

(1). Options — Core Plus Bond Fund and Income Fund purchased and/or sold (“wrote”) put and call options on various instruments including currencies, futures, securities and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	463

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

(2). Futures Contracts — Core Plus Bond Fund, Income Fund, Inflation Managed Bond Fund, Short Duration Bond Fund and Short Duration Core Plus Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price, foreign exchange and interest rate risk/risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — Core Plus Bond Fund and Income Fund are exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Funds’ forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — Core Plus Bond Fund, Floating Rate Income Fund, High Yield Fund, Income Fund, Inflation Managed Bond Fund and Short Duration Core Plus Fund engaged in various swap transactions to manage credit and interest rate (e.g., duration, yield curve) risks within their respective portfolios. The Funds also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by a Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Funds are required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.

464	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

The Funds’ OTC swap contracts are subject to master netting arrangements.

Credit Default Swaps

Core Plus Bond Fund, Floating Rate Income Fund, High Yield Fund, Income Fund and Short Duration Core Plus Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Inflation-Linked Swaps

Inflation Managed Bond Fund used inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index upon while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk.

(5). Summary of Derivatives Information

The following tables present the value of derivatives held as of February 28, 2022 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

	Core Plus Bond Fund	Floating Rate Income Fund	Income Fund	Inflation Managed Bond Fund	Short Duration Bond Fund	Short Duration Core Plus Fund
Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$3,142	$—	$4,587	$—	$—	$—
Purchased Options at Market Value	—	—	36,688	—	—	—
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(1,853)	—	(2,618)	—	—	—
Written Options at Market Value	—	—	(35,067)	—	—	—
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	4,765	—	6,826	2,105	6,507	4,151
Swaps at Value (Assets)**	—	—	—	17,354	—	—
Unrealized Depreciation on Futures Contracts*	(653)	—	(24,286)	(510)	(6,335)	(8,472)
Credit Risk Exposure:
Swaps at Value (Assets)**	483	663	57,753	—	—	1,192
Swaps at Value (Liabilities)**	(10,199)	—	(24,807)	—	—	—
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	4,112	—	(17,460)	1,595	172	(4,321)
Swaps at Value**	(9,716)	663	32,946	17,354	—	1,192
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	1,289	—	1,969	—	—	—
Purchased Options at Market Value	—	—	36,688	—	—	—
Written Options at Market Value	—	—	(35,067)	—	—	—

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
**	Includes the fair value of centrally cleared swap contracts as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	465

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

The following table presents the Income Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of February 28, 2022:

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received		Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$5,574	$—	$(5,574	)(b)	$—
Citibank, NA	1,936	(1,936)	—		—
Goldman Sachs International	54,549	(35,092)	(17,360	)(b)	2,097
HSBC Bank, NA	1,619	(963)	—		656
Standard Chartered Bank	650	(650)	—		—

	$64,328	$(38,641)	$(22,934)		$2,753

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted		Net Amount Due To Counterparty (Not less than zero)
BNP Paribas	$560	$—	$—		$560
Citibank, NA	5,743	(1,936)	(3,480	)(b)	327
Goldman Sachs International	35,092	(35,092)	—		—
HSBC Bank, NA	963	(963)	—		—
Merrill Lynch International	2,635	—	(2,490	)(b)	145
Morgan Stanley	16,495	—	(16,240	)(b)	255
Standard Chartered Bank	1,004	(650)	(354	)(b)	—

	$62,492	$(38,641)	$(22,564)		$1,287

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts.

The following tables present the effect of derivatives on the Statements of Operations for the year ended February 28, 2022, by primary underlying risk exposure:

	Core Plus Bond Fund	Floating Rate Income Fund	High Yield Fund	Income Fund	Inflation Managed Bond Fund	Short Duration Bond Fund	Short Duration Core Plus Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	$148	$—	$—	$(1,476)	$—	$—	$—
Interest Rate Risk Exposure:
Futures Contracts	(15,628)	—	—	19,955	(12,859)	(505)	4,389
Swap Contracts	—	—	—	—	68,232	—	—
Purchased Options	(724)	—	—	(2,334)	—	—	—
Written Options	—	—	—	544	—	—	—
Credit Risk Exposure:
Swap Contracts	(178)	(10)	(255)	25,345	—	—	4,450

466	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	Core Plus Bond Fund	Floating Rate Income Fund	High Yield Fund	Income Fund	Inflation Managed Bond Fund	Short Duration Bond Fund	Short Duration Core Plus Fund
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	$3,564	$—	$—	$4,932	$—	$—	$—
Purchased Options	—	—	—	34,517	—	—	—
Interest Rate Risk Exposure:
Futures Contracts	(1,550)	—	—	(29,822)	2,255	(8,023)	(9,309)
Swap Contracts	—	—	—	—	5,733	—	—
Credit Risk Exposure:
Swap Contracts	(2,131)	(30)	—	12,185	—	—	(2,438)

Derivatives Volume

The table below discloses the volume of the Funds’ options, futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended February 28, 2022. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

	Core Plus Bond Fund	Floating Rate Income Fund	High Yield Fund	Income Fund	Inflation Managed Bond Fund	Short Duration Bond Fund	Short Duration Core Plus Fund
Futures Contracts:
Average Notional Balance Long	$1,310,518	$—	$—	$1,649,354	$240,339	$2,598,968	$1,101,540
Average Notional Balance Short	525,201	—	—	3,865,920	102,704	1,570,392	1,108,640
Ending Notional Balance Long	1,725,582	—	—	1,790,281	341,008	3,062,186	1,894,266
Ending Notional Balance Short	103,198	—	—	4,376,882	224,119	1,376,278	1,454,105
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	147,925	—	—	258,833	—	—	—
Average Settlement Value Sold	56,965	—	—	75,627	—	—	—
Ending Settlement Value Purchased	254,866	—	—	380,384	—	—	—
Ending Settlement Value Sold	256,154	—	—	382,354	—	—	—
OTC Options:
Average Notional Balance Purchased	—	—	—	30,996	—	—	—
Average Notional Balance Written	—	—	—	10,332	—	—	—
Ending Notional Balance Purchased	—	—	—	134,315	—	—	—
Ending Notional Balance Written	—	—	—	134,315	—	—	—
Exchange-Traded Options:
Average Number of Contracts Purchased	439	—	—	1,434	—	—	—
Average Number of Contracts Written	—	—	—	307	—	—	—
Credit Default Swaps:
Average Notional Balance — Buy Protection	102,231	—	—	48,232	—	—	—
Average Notional Balance — Sell Protection	—	1,692	1,923	435,125	—	—	97,615
Ending Notional Balance — Buy Protection	229,000	—	—	49,404	—	—	—
Ending Notional Balance — Sell Protection	—	10,000	—	780,167	—	—	18,000
Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed rate	—	—	—	—	822,866	—	—
Ending Notional Balance — Pays Fixed Rate	—	—	—	—	798,830	—	—

The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.F.), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds. These amounts are not reflected on the Funds’ Statements of Assets and Liabilities and are disclosed in the table below.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	467

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

Core Bond Plus and Income Fund derivative contracts collateral requirements and collateral posted or received by counterparty as of February 28, 2022 are as follows:

Fund		Counterparty	Value of swap contracts	Collateral amount
Core Plus Bond Fund	Collateral Received	Barclays Bank plc	$483	$(460)
		Citibank, NA	—	(1,340)
	Collateral Posted	Merrill Lynch International	—	1,770
Income Fund	Collateral Received	Barclays Bank plc	5,574	(8,160)
		Goldman Sachs International	17,479	(17,360)
	Collateral Posted	Citibank, NA	(5,677)	3,480
		Merrill Lynch International	(2,635)	2,490
		Morgan Stanley	(16,495)	16,240
		Standard Chartered Bank	—	1,750

J. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest income from non-affiliates on the Statements of Operations.

Core Bond Fund, Core Plus Bond Fund, Government Bond Fund and Inflation Managed Bond Fund in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as increases or decreases to interest income on the Statements of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

K. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended February 28, 2022 are as follows:

	Class A	Class C		Class I	Class R2	Class R3		Class R4		Class R5		Class R6	Total
Core Bond Fund
Transfer agency fees	$90	$9		$121	$8	$2		$—	(a)	$4		$183	$417
Core Plus Bond Fund
Transfer agency fees	55	7		55	6	1		—	(a)	—	(a)	118	242
Floating Rate Income Fund
Transfer agency fees	3	2		3	n/a	n/a		n/a		n/a		2	10
Government Bond Fund
Transfer agency fees	35	3		30	7	1		1		n/a		20	97
High Yield Fund
Transfer agency fees	18	2		6	5	—	(a)	—	(a)	—	(a)	40	71
Income Fund
Transfer agency fees	7	20		85	n/a	n/a		n/a		n/a		2	114
Inflation Managed Bond Fund
Transfer agency fees	2	—	(a)	3	n/a	n/a		n/a		—	(a)	9	14
Limited Duration Bond Fund
Transfer agency fees	11	2		4	n/a	n/a		n/a		n/a		10	27
Mortgage-Backed Securities Fund
Transfer agency fees	9	1		20	n/a	n/a		n/a		n/a		25	55
Short Duration Bond Fund
Transfer agency fees	12	3		4	n/a	n/a		n/a		n/a		55	74
Short Duration Core Plus Fund
Transfer agency fees	7	1		23	n/a	n/a		n/a		n/a		32	63

(a)	Amount rounds to less than one thousand.

468	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

L. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2022, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

M. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

N. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least monthly, except for Income Fund, for which distributions are generally declared daily and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Core Bond Fund	$124	$(124)
Core Plus Bond Fund	3,190	(3,190)
Floating Rate Income Fund	35	(35)
Government Bond Fund	(1)	1
High Yield Fund	12,067	(12,067)
Income Fund	9,658	(9,658)
Inflation Managed Bond Fund	105	(105)
Limited Duration Bond Fund	11	(11)
Mortgage-Backed Securities Fund	39	(39)
Short Duration Bond Fund	1,092	(1,092)
Short Duration Core Plus Fund	2,673	(2,673)

The reclassifications for the Funds relate primarily to callable bonds, foreign currency gains and losses, investments in contingent payment debt instruments, investments in swaps and investments in debt instruments.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Core Bond Fund	0.28%
Core Plus Bond Fund	0.30
Floating Rate Income Fund	0.55
Government Bond Fund	0.28
High Yield Fund	0.50
Income Fund	0.30
Inflation Managed Bond Fund	0.28
Limited Duration Bond Fund	0.20
Mortgage-Backed Securities Fund	0.25
Short Duration Bond Fund	0.22
Short Duration Core Plus Fund	0.25

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	469

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended February 28, 2022, the effective rate for Core Bond Fund, Core Plus Bond Fund, Floating Rate Income Fund, Government Bond Fund, High Yield Fund, Income Fund, Inflation Managed Bond Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund was 0.04%, 0.07%, 0.075%, 0.075%, 0.075%,

0.07%, 0.075%, 0.075%, 0.075%, 0.07% and 0.075%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

The Distributor waived distribution fees as outlined in Note 3.F.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares (except for Class A Shares of Inflation Managed Bond Fund effective January 18, 2022) and the CDSC from redemptions of Class C Shares (except for Class C Shares of Inflation Managed Bond Fund effective January 18, 2022, and Class C Shares of Limited Duration Bond Fund and Short Duration Bond Fund purchased prior to September 3, 2013) and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2022, JPMDS retained the following:

	Front-End Sales Charge	CDSC
Core Bond Fund	$173	$1
Core Plus Bond Fund	194	—	(a)
Floating Rate Income Fund	5	—
Government Bond Fund	20	—	(a)
High Yield Fund	69	—	(a)
Income Fund	113	1
Inflation Managed Bond Fund	13	—
Limited Duration Bond Fund	16	—
Mortgage-Backed Securities Fund	10	—
Short Duration Bond Fund	122	1
Short Duration Core Plus Fund	29	1

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Core Bond Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%
Core Plus Bond Fund	0.25	0.25	0.25	0.25	0.25	0.25	0.10
Floating Rate Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Government Bond Fund	0.25	0.25	0.25	0.25	0.25	0.25	n/a
High Yield Fund	0.25	0.25	0.25	0.25	0.25	0.25	0.10
Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Inflation Managed Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.10
Limited Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Mortgage-Backed Securities Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Short Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Short Duration Core Plus Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a

470	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class R2		Class R3		Class R4		Class R5		Class R6
Core Bond Fund	0.75%		n/a	(1)	0.50%		n/a	(1)	n/a	(1)	n/a	(1)	n/a	(1)	n/a	(1)
Core Plus Bond Fund	0.75		n/a		0.46		n/a	(2)	n/a		n/a		n/a		n/a
Floating Rate Income Fund	1.00		1.50%		0.75		n/a		n/a		n/a		n/a		n/a
Government Bond Fund	0.75		n/a		0.48		1.10%		0.85%		0.60%		n/a		0.35%
High Yield Fund	0.90	(3)	1.40	(3)	0.65	(3)	1.25	(3)	1.00	(3)	0.75	(3)	0.60	%(3)	0.50	(3)
Income Fund	0.65		1.20		0.40		n/a		n/a		n/a		n/a		0.40
Inflation Managed Bond Fund	0.75		1.40		0.55		n/a		n/a		n/a		0.45		0.35
Limited Duration Bond Fund	0.70		1.20		0.45		n/a		n/a		n/a		n/a		0.25
Mortgage-Backed Securities Fund	0.65		1.15		0.40		n/a		n/a		n/a		n/a		0.25
Short Duration Bond Fund	0.59		1.09		0.34		n/a		n/a		n/a		n/a		0.28
Short Duration Core Plus Fund	0.64		1.14		0.39		n/a		n/a		n/a		n/a		0.33

(1)

Effective July 1, 2021, the contractual expense limitations for Class C, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares expired. Prior to July 1, 2021, the contractual expense limitation was 1.40%, 1.10%, 0.85%, 0.60%, 0.45% and 0.35% for Class C, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

(2)	Effective July 1, 2021, the contractual expense limitation expired. Prior to July 1, 2021, the contractual expense limitation was 1.15%.
(3)

Prior to November 1, 2021, the contractual expense limitation was 1.00%, 1.50%, 0.75%, 1.35%, 1.10%, 0.85% and 0.70% for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R5, respectively. For the period July 1, 2021 to October 31, 2021, there was no contractual expense limitation for Class R6. Prior to July 1, 2021, the contractual expense limitation for Class R6 was 0.60%.

Except as noted above, the expense limitation agreements were in effect for the year ended February 28, 2022 and the contractual expense limitation percentages in the table above are in place until at least June 30, 2022, except for High Yield Fund whose expense cap is in place until at least October 31, 2022.

For the year ended February 28, 2022, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future year.

Effective January 18, 2022, JPMDS voluntarily waived distribution fees for Inflation Managed Bond Fund in the amount of $18.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Core Bond Fund	$147	$—	$12,089	$12,236	$—
Core Plus Bond Fund	124	—	9,090	9,214	—
Floating Rate Income Fund	—	—	564	564	—
Government Bond Fund	567	368	2,381	3,316	18
High Yield Fund	1,175	766	2,326	4,267	9
Income Fund	—	—	20,857	20,857	4
Inflation Managed Bond Fund	307	204	144	655	8
Limited Duration Bond Fund	447	296	286	1,029	—
Mortgage-Backed Securities Fund	3,078	2,039	2,530	7,647	—
Short Duration Bond Fund	1,926	1,275	7,326	10,527	—
Short Duration Core Plus Fund	696	463	7,324	8,483	—

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	471

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended February 28, 2022 were as follows:

Core Bond Fund	$2,542
Core Plus Bond Fund	1,444
Floating Rate Income Fund	32
Government Bond Fund	76
High Yield Fund	94
Income Fund	166
Inflation Managed Bond Fund	77
Limited Duration Bond Fund	118
Mortgage-Backed Securities Fund	851
Short Duration Bond Fund	227
Short Duration Core Plus Fund	572

Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through February 28, 2022 the amount of these waivers were as follows:

Core Bond Fund	$1
Core Plus Bond Fund	1
Floating Rate Income Fund	—	(a)
Government Bond Fund	—	(a)
High Yield Fund	—	(a)
Income Fund	1
Inflation Managed Bond Fund	—	(a)
Limited Duration Bond Fund	—	(a)
Mortgage-Backed Securities Fund	—	(a)
Short Duration Bond Fund	1
Short Duration Core Plus Fund	—	(a)

(a)	Amount rounds to less than one thousand.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2022, Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Income Fund, Inflation Managed Bond Fund,

Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

472	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

4. Investment Transactions

During the year ended February 28, 2022, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Core Bond Fund	$18,111,645	$19,155,477	$4,716,260	$1,211,964
Core Plus Bond Fund	9,514,569	9,183,144	1,356,039	724,425
Floating Rate Income Fund	327,743	243,748	—	—
Government Bond Fund	126,558	535,250	59,914	157,417
High Yield Fund	1,749,094	4,099,906	—	—
Income Fund	10,254,925	6,300,381	166,368	166,348
Inflation Managed Bond Fund	641,451	799,052	1,418,880	1,458,361
Limited Duration Bond Fund	307,207	517,024	—	—
Mortgage-Backed Securities Fund	6,114,233	6,450,472	611,040	214,666
Short Duration Bond Fund	4,319,880	2,711,953	6,719,115	5,706,596
Short Duration Core Plus Fund	10,484,311	8,136,511	3,445,246	2,825,619

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2022 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$36,167,078	$641,035	$742,741	$(101,706)
Core Plus Bond Fund	16,684,882	229,942	443,937	(213,995)
Floating Rate Income Fund	777,194	9,713	16,229	(6,516)
Government Bond Fund	2,485,541	69,250	54,863	14,387
High Yield Fund	5,227,437	206,114	161,340	44,774
Income Fund	12,391,936	152,168	587,962	(435,794)
Inflation Managed Bond Fund	1,165,699	30,321	17,563	12,758
Limited Duration Bond Fund	1,287,120	4,223	15,549	(11,326)
Mortgage-Backed Securities Fund	4,968,793	39,283	116,316	(77,033)
Short Duration Bond Fund	10,833,314	14,275	221,303	(207,028)
Short Duration Core Plus Fund	10,678,495	18,797	262,015	(243,218)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to callable bonds, wash sale loss deferrals, investments in debt instruments, investments in futures contracts and foreign currency gains and losses.

The tax character of distributions paid during the year ended February 28, 2022 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Core Bond Fund	$739,163	$269,784	$1,008,947
Core Plus Bond Fund	427,106	100,783	527,889
Floating Rate Income Fund	21,164	—	21,164
Government Bond Fund	42,307	—	42,307
High Yield Fund	319,030	—	319,030
Income Fund	464,890	—	464,890
Inflation Managed Bond Fund	33,230	—	33,230
Limited Duration Bond Fund	14,024	—	14,024
Mortgage-Backed Securities Fund	81,068	2,388	83,456
Short Duration Bond Fund	127,916	301	128,217
Short Duration Core Plus Fund	168,340	2,371	170,711

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	473

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

The tax character of distributions paid during the year ended February 28, 2021 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Core Bond Fund	$918,750	$444,214	$1,362,964
Core Plus Bond Fund	458,061	182,572	640,633
Floating Rate Income Fund	27,240	—	27,240
Government Bond Fund	50,851	274	51,125
High Yield Fund	400,804	—	400,804
Income Fund	309,020	8,944	317,964
Inflation Managed Bond Fund	24,760	—	24,760
Limited Duration Bond Fund	18,949	—	18,949
Mortgage-Backed Securities Fund	85,889	29,465	115,354
Short Duration Bond Fund	88,071	—	88,071
Short Duration Core Plus Fund	101,341	—	101,341

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of February 28, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Core Bond Fund	$8,855	$1,865	$(101,706)
Core Plus Bond Fund	3,929	—	(221,789)
Floating Rate Income Fund	211	(323,724)	(6,532)
Government Bond Fund	325	(3,057)	14,387
High Yield Fund	5,355	(476,398)	44,725
Income Fund	13,656	(60,448)	(435,794)
Inflation Managed Bond Fund	2,538	—	12,333
Limited Duration Bond Fund	143	(11,277)	(11,326)
Mortgage-Backed Securities Fund	708	(1,205)	(77,034)
Short Duration Bond Fund	783	—	(207,028)
Short Duration Core Plus Fund	3,367	—	(243,841)

The cumulative timing differences primarily consist of callable bond adjustments, investments in futures contracts, investments in debt instruments. post-October capital loss deferrals, foreign currency gains and losses and wash sale loss deferrals.

As of February 28, 2022, the following Funds had net capital loss carryforwards which are available to offset future realized gains:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Floating Rate Income Fund	$42,031	$281,693
Government Bond Fund	3,057	—
High Yield Fund	—	476,398
Income Fund	43,535	16,913
Limited Duration Bond Fund	2	11,275
Mortgage-Backed Securities Fund	1,205	—

474	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

Specified ordinary losses and net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2022, the Funds deferred to March 1, 2022 the following specified ordinary losses and net capital losses:

	Net Capital Losses (Gains)		Specified Ordinary Losses
	Short-Term	Long-Term
Core Plus Bond Fund	$30,003	$23,593	—
Floating Rate Income Fund	7	—	—	(a)
Government Bond Fund	(2)	4,288	—
High Yield Fund	164	—	—
Inflation Managed Bond Fund	—	1,738	—
Limited Duration Bond Fund	6	85	—
Mortgage-Backed Securities Fund	11,059	496	—
Short Duration Bond Fund	12,184	5,670	—
Short Duration Core Plus Fund	45,749	8,777	—

(a)	amount rounds to less than one thousand.

During the year ended February 28, 2022, the following Funds utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Floating Rate Income Fund	$3,978	$—
High Yield Fund	26,394	135,785
Inflation Managed Bond Fund	61,768	—
Limited Duration Bond Fund	—	177

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund or loans outstanding to another fund at February 28, 2022. Average borrowings from the Facility during the year ended February 28, 2022 were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
High Yield Fund	$63,853	0.81%	1	$1
Income Fund	64,883	0.82	1	1

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended February 28, 2022.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which was decreased from 1.25% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	475

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2022 (continued)

(Dollar values in thousands)

unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the year ended February 28, 2022.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of February 28, 2022, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Core Bond Fund	1	11.8%	2	24.3%
Core Plus Bond Fund	1	14.6	2	32.9
Floating Rate Income Fund	1	38.4	1	11.1
Government Bond Fund	—	—	2	28.5
High Yield Fund	1	13.5	2	35.2
Income Fund	1	37	1	23.8
Inflation Managed Bond Fund	3	43.9	—	—
Limited Duration Bond Fund	2	48.2	—	—
Mortgage-Backed Securities Fund	1	27.9	1	13
Short Duration Bond Fund	1	61.7	1	11.1
Short Duration Core Plus Fund	1	51.8	—	—

As of February 28, 2022, J.P. Morgan Investor Funds, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Core Bond Fund	10.0%	11.7%	—
Core Plus Bond Fund	—	10.4	—
Floating Rate Income Fund	—	14.3	—
High Yield Fund	—	15.1	—
Inflation Managed Bond Fund	—	44.9	18.3%
Limited Duration Bond Fund	52.7	—	—
Short Duration Core Plus Fund	—	13.8	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Funds’ yield (and total return) also may be low or the Funds may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

Core Plus Bond Fund, Floating Rate Income Fund, High Yield Fund, Income Fund and Short Duration Core Plus Fund in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Invest-

476	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

ments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of the Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments.

The Funds, excluding Government Bond Fund, invest in foreign issuers and foreign securities (including depositary receipts) that are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Event

At a meeting held on January 13, 2022, the Board approved the reorganization (the “Reorganization”) of Inflation Managed Bond Fund into a newly created exchange-traded fund, JPMorgan Inflation Managed Bond ETF (“JPM Inflation Managed Bond ETF”), a series of J.P. Morgan Exchange-Traded Fund Trust. The Reorganization occurred as of the close of business on April 8, 2022 (the “Closing Date”). Following the Reorganization, Inflation Managed Bond Fund’s performance and financial history were adopted by JPM Inflation Managed Bond ETF. In connection with the Reorganization, each shareholder of Inflation Managed Bond Fund (except as noted below) received shares of JPM Inflation Managed Bond ETF equal in value to the number of shares of Inflation Managed Bond Fund they owned on the Closing Date, including a cash payment in lieu of fractional shares of JPM Inflation Managed Bond ETF, which cash payment may be taxable. Shareholders of Inflation Managed Bond Fund who did not hold their shares through a brokerage account that could accept shares of JPM Inflation Managed Bond ETF on the Closing Date had their Fund shares liquidated, and such shareholders received cash equal in value to their Inflation Managed Bond Fund shares, which cash payment may be taxable. Shareholders of Inflation Managed Bond Fund who held their shares through a fund direct individual retirement account and did not take action prior to the Reorganization had their Fund shares exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to their Inflation Managed Bond Fund shares. JPM Inflation Managed Bond ETF has the same investment adviser, investment objective and fundamental investment policies and substantially similar investment strategies as Inflation Managed Bond Fund. Effective as of the close of business on April 8, 2022, Inflation Managed Bond Fund ceased operations in connection with the consummation of the Reorganization.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	477

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Floating Rate Income Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Fund, JPMorgan Income Fund, JPMorgan Inflation Managed Bond Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Short Duration Bond Fund and JPMorgan Short Duration Core Plus Fund.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Floating Rate Income Fund, JPMorgan Income Fund, JPMorgan Inflation Managed Bond Fund and JPMorgan Short Duration Core Plus Fund (four of the funds constituting JPMorgan Trust I) and JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Mortgage-Backed Securities Fund and JPMorgan Short Duration Bond Fund (seven of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of February 28, 2022, the related statements of operations and cash flows (for JPMorgan Income Fund) for the year ended February 28, 2022, the statements of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2022, the results of each of their operations and the cash flows (for JPMorgan Income Fund) for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 28, 2022

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

478	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	172	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	172	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	172	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	172	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (U.S. Holdings) (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Total Portfolio Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	172	None

Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	172	None

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	479

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	172	Advisory Board Member, Penso Advisors, LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Total Portfolio Solutions (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	172	(1) Independent Trustee of Advisors’ Inner Circle III fund platform, consisting of the following: (i) the Advisors’ Inner Circle Fund III, (ii) the Gallery Trust, (iii) the Schroder Series Trust, (iv) the Delaware Wilshire Private Markets Fund (since 2020), (v) Chiron Capital Allocation Fund Ltd., and (vi) formerly the Winton Diversified Opportunities Fund (2014-2018); and (2) Independent Trustee of the Symmetry Panoramic Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	172	Director, ICI Mutual Insurance Company (1999-2013).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	None

Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	None

Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, The Coldwater Conservation Fund; Trustee, American Museum of Fly Fishing (2013-present); Trustee and Vice Chair, Trout Unlimited (2017-2021); Trustee, Dartmouth-Hitchcock Medical Center (2011-2020).

480	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	172	Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development Authority (2008-present); Trustee and Chair of the Audit Committee of the Transit Center Foundation (2015-2019).
Interested Trustees

Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	172	Treasurer and Director of the JUST Capital Foundation (2017-present).

Nina O. Shenker** (1957) Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	172	Director and Member of Executive Committee and Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)

The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serves currently includes nine registered investment companies (172 J.P. Morgan Funds).

*

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	481

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from 2015 to 2021.

Matthew Beck (1988), Assistant Secretary (2021)***	Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Max Vogel (1990), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 through June 2021; Associate, Stroock & Stroock & Lavan LLP (law firm) from October 2015 through March 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

482	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2021, and continued to hold your shares at the end of the reporting period, February 28, 2022.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Core Bond Fund
Class A
Actual	$1,000.00	$962.00	$3.65	0.75%
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class C
Actual	1,000.00	959.40	6.46	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Class I
Actual	1,000.00	963.10	2.43	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R2
Actual	1,000.00	960.30	5.30	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class R3
Actual	1,000.00	961.40	4.09	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R4
Actual	1,000.00	962.80	2.82	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R5
Actual	1,000.00	963.40	2.09	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43
Class R6
Actual	1,000.00	964.00	1.61	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	483

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Core Plus Bond Fund
Class A
Actual	$1,000.00	$961.50	$3.65	0.75%
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class C
Actual	1,000.00	957.50	6.70	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class I
Actual	1,000.00	962.80	2.24	0.46
Hypothetical	1,000.00	1,022.51	2.31	0.46
Class R2
Actual	1,000.00	959.60	5.54	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R3
Actual	1,000.00	961.80	4.33	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R4
Actual	1,000.00	962.00	3.06	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63
Class R5
Actual	1,000.00	962.80	2.34	0.48
Hypothetical	1,000.00	1,022.41	2.41	0.48
Class R6
Actual	1,000.00	963.20	1.85	0.38
Hypothetical	1,000.00	1,022.91	1.91	0.38

JPMorgan Floating Rate Income Fund
Class A
Actual	1,000.00	1,003.10	4.97	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class C
Actual	1,000.00	1,000.60	7.44	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class I
Actual	1,000.00	1,004.30	3.73	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R6
Actual	1,000.00	1,004.70	3.38	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68

JPMorgan Government Bond Fund
Class A
Actual	1,000.00	962.80	3.65	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class C
Actual	1,000.00	960.60	6.61	1.36
Hypothetical	1,000.00	1,018.05	6.81	1.36
Class I
Actual	1,000.00	965.00	2.34	0.48
Hypothetical	1,000.00	1,022.41	2.41	0.48
Class R2
Actual	1,000.00	961.10	5.35	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class R3
Actual	1,000.00	963.20	4.14	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85

484	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Government Bond Fund (continued)
Class R4
Actual	$1,000.00	$963.50	$2.92	0.60%
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R6
Actual	1,000.00	964.70	1.70	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35

JPMorgan High Yield Fund
Class A
Actual	1,000.00	976.80	4.61	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	974.30	7.05	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	978.00	3.43	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Class R2
Actual	1,000.00	975.00	6.32	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class R3
Actual	1,000.00	976.30	5.10	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class R4
Actual	1,000.00	976.10	3.92	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R5
Actual	1,000.00	979.80	3.14	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class R6
Actual	1,000.00	978.80	2.65	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54

JPMorgan Income Fund
Class A
Actual	1,000.00	978.50	3.19	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class C
Actual	1,000.00	975.70	5.88	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class I
Actual	1,000.00	979.70	1.96	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40
Class R6
Actual	1,000.00	979.70	1.91	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39

JPMorgan Inflation Managed Bond Fund
Class A
Actual	1,000.00	1,002.40	3.38	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class C
Actual	1,000.00	1,000.10	5.70	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	485

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Inflation Managed Bond Fund (continued)
Class I
Actual	$1,000.00	$1,003.00	$2.73	0.55%
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class R5
Actual	1,000.00	1,003.50	2.24	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	1,004.00	1.74	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35

JPMorgan Limited Duration Bond Fund
Class A
Actual	1,000.00	985.40	3.40	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class C
Actual	1,000.00	982.80	5.85	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class I
Actual	1,000.00	986.60	2.17	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class R6
Actual	1,000.00	987.60	1.18	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24

JPMorgan Mortgage-Backed Securities Fund
Class A
Actual	1,000.00	972.60	3.13	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class C
Actual	1,000.00	969.30	5.57	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class I
Actual	1,000.00	973.10	1.91	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class R6
Actual	1,000.00	973.80	1.17	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24

JPMorgan Short Duration Bond Fund
Class A
Actual	1,000.00	982.40	2.90	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class C
Actual	1,000.00	980.00	5.35	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class I
Actual	1,000.00	982.80	1.67	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
Class R6
Actual	1,000.00	983.10	1.38	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28

486	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Short Duration Core Plus Fund
Class A
Actual	$1,000.00	$973.20	$3.08	0.63%
Hypothetical	1,000.00	1,021.67	3.16	0.63
Class C
Actual	1,000.00	969.70	5.52	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class I
Actual	1,000.00	974.50	1.86	0.38
Hypothetical	1,000.00	1,022.91	1.91	0.38
Class R6
Actual	1,000.00	973.70	1.57	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	487

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Liquidity Risk Management Program

Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. During the Program Reporting Period, the Program was amended, pursuant to an exemptive order from the Securities and Exchange Commission, to permit the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. The Report discussed the implementation of these changes. No other material changes were made to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the exemptive order.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

488	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2022:

Long-Term Capital Gain Distribution
JPMorgan Core Bond Fund	$269,784
JPMorgan Core Plus Bond Fund	100,783
JPMorgan Mortgage-Backed Securities Fund	2,388
JPMorgan Short Duration Bond Fund	301
JPMorgan Short Duration Core Plus Fund	2,371

Qualified Interest Income (QII) and Short-Term Capital Gain

Each Fund listed below paid the following amount, or maximum allowable amount, of ordinary distributions treated as qualified interest income and short-term capital gains for the fiscal year ended February 28, 2022:

	Qualified Interest Income	Short-Term Capital Gain
JPMorgan Core Bond Fund	$651,433	$—
JPMorgan Core Plus Bond Fund	360,581	12,979
JPMorgan Government Bond Fund	42,307	—
JPMorgan High Yield Fund	264,856	—
JPMorgan Limited Duration Bond Fund	13,425	—
JPMorgan Short Duration Bond Fund	83,683	21,332

Treasury Income

Each Fund listed below had the following percentage, or maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2022:

Income from U.S. Treasury Obligations
JPMorgan Core Bond Fund	18.6%
JPMorgan Core Plus Bond Fund	7.6
JPMorgan Government Bond Fund	23.6
JPMorgan Income Fund	0.1
JPMorgan Inflation Managed Bond Fund	38.3
JPMorgan Mortgage-Backed Securities Fund	5.2
JPMorgan Short Duration Bond Fund	5.3
JPMorgan Short Duration Core Plus Fund	2.4

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	489

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPMorgan Trust I (“JPM I”)

JPM I held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of JPM I, including Floating Rate Income Fund, Income Fund, Inflation Managed Bond Fund, and Short Duration Core Plus Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	218,161,076
Withheld	3,798,560

Steven P. Fisher
In Favor	219,683,469
Withheld	2,276,167

Gary L. French
In Favor	219,573,994
Withheld	2,385,642

Kathleen M. Gallagher
In Favor	219,614,901
Withheld	2,344,735

Robert J. Grassi
In Favor	219,652,125
Withheld	2,307,510

Frankie D. Hughes
In Favor	219,173,958
Withheld	2,785,677

Raymond Kanner
In Favor	219,638,172
Withheld	2,321,463

Thomas P. Lemke
In Favor	219,600,003
Withheld	2,359,633

Lawrence R. Maffia
In Favor	219,558,283
Withheld	2,401,353

Mary E. Martinez
In Favor	219,188,002
Withheld	2,771,634

Marilyn McCoy
In Favor	218,775,511
Withheld	3,184,125

Votes Received (Amounts in thousands)
Dr. Robert A. Oden, Jr.
In Favor	218,109,306
Withheld	3,850,330

Marian U. Pardo
In Favor	219,504,107
Withheld	2,445,528

Emily A. Youssouf
In Favor	219,549,573
Withheld	2,410,062

Interested Nominee
Robert F. Deutsch
In Favor	219,143,836
Withheld	2,815,799

Nina O. Shenker
In Favor	219,183,139
Withheld	2,776,497

JPMorgan Trust II (“JPM II”)

JPM II held a special meeting of shareholders on October 27, 2021, for the purpose considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of JPM II, including Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund and Short Duration Bond Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	288,983,507
Withheld	6,732,052

Steven P. Fisher
In Favor	289,598,586
Withheld	6,116,973

Gary L. French
In Favor	289,542,085
Withheld	6,173,474

Kathleen M. Gallagher
In Favor	289,773,673
Withheld	5,941,887

Robert J. Grassi
In Favor	289,609,331
Withheld	6,106,229

490	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2022

Votes Received (Amounts in thousands)

Frankie D. Hughes
In Favor	289,641,174
Withheld	6,074,386

Raymond Kanner
In Favor	289,603,025
Withheld	6,112,535

Thomas P. Lemke
In Favor	289,581,867
Withheld	6,133,692

Lawrence R. Maffia
In Favor	289,544,612
Withheld	6,170,947

Mary E. Martinez
In Favor	289,745,394
Withheld	5,970,165

Marilyn McCoy
In Favor	289,336,040
Withheld	6,379,520

Votes Received (Amounts in thousands)
Dr. Robert A. Oden, Jr.
In Favor	288,968,016
Withheld	6,747,543

Marian U. Pardo
In Favor	289,619,985
Withheld	6,095,575

Emily A. Youssouf
In Favor	289,555,396
Withheld	6,160,163

Interested Nominee
Robert F. Deutsch	289,562,178
In Favor	6,153,382
Withheld

Nina O. Shenker
In Favor	289,698,757
Withheld	6,016,803

FEBRUARY 28, 2022	J.P. MORGAN INCOME FUNDS	491

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2022. All rights reserved. February 2022.	AN-INC2-222

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Kathleen M. Gallagher. She is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

On April 1, 2021, Kathleen M. Gallagher replaced Dennis P. Harrington as the audit committee financial expert. Mr. Harrington was not an “interested person” of the Registrant and was “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2022 – $769,769

2021 – $731,065

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2022 – $85,182

2021 – $79,783

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2022 – $138,692

2021 – $129,755

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 28, 2022 and 2021, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2022 – Not applicable

2021 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of                Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2022 – 0.0%

2021 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable—Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2021—$ 30.7 million

2020—$ 30.2 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 4, 2022

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
May 4, 2022